UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-08090

                             Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1300 South Clinton Street

                         Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Ronald A. Holinsky, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

                             Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Registrant’s telephone number, including area code:  (260) 455-3404

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lincoln Variable Insurance Products Trust:
Lincoln iShares® Allocation Funds:
Lincoln iShares® Fixed Income Allocation Fund
Lincoln iShares® U.S. Moderate Allocation Fund
Lincoln iShares® Global Growth Allocation Fund
LVIP Aggressive Growth Allocation Managed Risk Funds
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
LVIP American Allocation Funds:
LVIP American Balanced Allocation Fund
LVIP American Income Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP American Funds:
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP American Global Allocation Managed Risk Funds:
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Preservation Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Advantage Allocation Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation Fund
LVIP BlackRock Global Allocation Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Global Real Estate Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Allocation Funds:
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Allocation Managed Risk Funds:
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Global Income Fund

LVIP Government Money Market Fund
LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund
LVIP SSGA Allocation Funds:
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Emerging Markets Equity Index Fund
LVIP SSGA Funds:
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Small/Mid-Cap 200 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Target Maturity Funds:
LVIP T. Rowe Price 2010 Fund
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
LVIP Western Asset Core Bond Fund

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

After a particularly challenging 2018, equity markets accelerated throughout 2019 driving the S&P 500 to record its highest annual return since 2013 and global multi asset portfolios to deliver total returns in excess of 20%, the highest index portfolio returns since 1998. In addition, market volatility, as measured by the CBOE SPX Volatility Index (“VIX”), decreased significantly from 25.42 to 13.78 at the end of the year enabling equity markets to deliver nearly four-times the average return with only 80% of the volatility.

As we reflect on the market drivers throughout the year, apprehensions related to escalating trade tensions and widespread global growth concerns, exhibited in late 2018 subsided in January, contributing to the sharp rebound in equity markets. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500 Index earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.

Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.

For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.

Throughout 2019 we made a series of modifications to our LVIP fund line-up to in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules based and traditional actively managed investment options.

As we move into 2020, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2020.

Sincerely,

Jayson R. Bronchetti

President, Lincoln Variable Insurance Products Trust

Lincoln iShares® Allocation Funds
Lincoln iShares® Fixed Income Allocation Fund
Lincoln iShares® Global Growth Allocation Fund
Lincoln iShares® U.S. Moderate Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

Lincoln iShares® Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln iShares® Allocation Funds
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
The Lincoln iShares® Fixed Income Allocation Fund returned 9.59% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Lincoln iShares Fixed Income Allocation Composite1, returned 8.72% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 8.72%.
The Lincoln iShares® Global Growth Allocation Fund returned 21.95% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Lincoln iShares Global Growth Allocation Composite3, returned 21.99% and its broad-based benchmark index, the MSCI All Country World Index (net dividends)4, returned 26.60%.
The Lincoln iShares® U.S. Moderate Allocation Fund returned 20.97% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Lincoln iShares US Moderate Allocation Composite5, returned 22.08% and its broad-based benchmark index, the Russell 1000® Index6, returned 31.43%.
Lincoln iShares Fixed Income Allocation Fund
The start of the year began with much focus on the Fed’s path for hikes, and economic fundamentals still intact, despite a woeful 4Q18 in markets. PMIs were still in expansionary territory, but the general data trajectory was trending downward from an early point. Then the path for interest rates was suddenly no longer projecting hikes over the coming year, reflecting a large shift by the Fed as subsequent economic data weakened, especially from around the world as the trade war bit down. As the treasury yield curve inverted, a huge rally in longer duration treasuries added positively to returns on nearly all assets, as curve volatility was also muted. The Fed emphasized data dependency, as the market priced multiple rate cuts in the future and the Fed’s balance sheet will be moving in the opposite direction by September. By the time cuts began, the markets’ concerns around growth and the decline in inflation had seismic effects on the fixed income market, plunging yields on treasuries further and moving the curve lower and further into inversion relative to the front end. Demand for higher quality assets and Fund needs to add duration as yields fell amplified some sensitivity to moves in interest rates. As the Fed is caught between action and patience, Chairman Powell finds himself bouncing between an often-hostile POTUS, dissenting votes in the Federal Open Markets Committee, and increasingly easy counterparts across the globe, entering 2020 hoping he can continue to hold rates steady without upsetting the apple cart.
As the notional amount of outstanding global negative yielding debt hit an unprecedented high of $17TN in the third quarter, the paucity of yield-bearing options required fixed income portfolios add to credit risk from areas of the market that still offered meaningful additional yield. In spread terms that meant that a year of strong rallies ensued, with the base effect meaning lower-rated credit hard more room to rally, but the extent of such rally was also unprecedented, with 2019 closing within inches of the all-time tights in high yield spreads.
Against this backdrop the fixed income portfolio marginally underperformed its benchmark despite an outstanding return of 8.6% for fixed income, driven entirely by forgoing some of the more gluttonous rallies in lower-rated credit and longer durations. With an inverted curve, the risk per unit of duration for moving further out the curve meant we took a shorter view on duration to the benchmark. This coupled with widening of credit spreads and negative momentum across spread products, against a backdrop of deteriorating data forced us out of lower-rated credit until the decline in data and activity bottomed.
We enter 2020 with an improving pro-cyclical outlook and tail risks from Brexit, the trade war and the Fed somewhat removed – allowing a greater comfort level in credit spreads and the ability to move further out in duration, with the prospect of rate moves (in any direction) at the front end seemingly unlikely for the first half of the year.
Lincoln iShares U.S. Moderate Allocation Fund
US equities had very close to their best year since the crisis, returning over 30% in total return terms for the S&P 500® Index7, with large caps outperforming mid and small caps, and the quality factor outperforming with sectors like technology leading the charge. Much of the year was about multiple expansion, with the earnings contribution to returns for US equities minimal, although some of this reflects recovery from the damage done to multiples at the end of 2018. However, the pro-risk tilt at the end of 2019 is based on the prospect of improving earnings following the removal of downside risks such as escalation in the trade war, Fed policy missteps and a no-deal Brexit; and from the pass through from low rates to economic activity, causing upticks in PMIs, and a subsequent pass-through to earnings.
As such, we remain optimistic and positioned in favor of riskier assets. While the rapid pace of gains in risky assets like equities may moderate, the prospect of deploying delayed capital investment as a result of the trade de-escalation can power earnings higher, in partnership with an ever-ebullient global consumer continuing to spend freely.
The start of the year began with much focus on the Fed’s path for hikes, and economic fundamentals still intact, despite a woeful 4Q18 in markets. PMIs were still in expansionary territory, but the general data trajectory was trending downward from an early point. Then the path for interest rates was suddenly no longer projecting hikes over the coming year, the treasury yield curve inverted, a huge rally in longer duration treasuries followed as curve volatility was also muted. The Fed emphasized data dependency, as the market priced multiple rate cuts, as the markets’ concerns around growth and the decline in inflation had seismic effects on the fixed income market, plunging yields on treasuries further and moving the curve lower and further into inversion relative to the front end.
The paucity of yield-bearing options required fixed income portfolios add to credit risk from areas of the market that still offered meaningful additional yield. In spread terms that meant that a year of strong rallies ensued, with the base effect meaning lower-rated credit had

Lincoln iShares® Allocation Funds–1

Lincoln iShares® Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
more room to rally, but the extent of such rally was also unprecedented, with 2019 closing within inches of the all-time tights in high yield spreads.
Against this backdrop the portfolio marginally underperformed its benchmark despite an outstanding multi-asset return of 20.83%, driven entirely by selection away from the large and mega cap space, and factor selection in equities, and then in fixed income, forgoing some of the more gluttonous rallies in lower-rated credit and longer durations.
Lincoln iShares Global Growth Allocation Fund
Globally, the pace of activity and trade suffered as a result of the trade war uncertainties. Supply chain (in)flexibility limited multinationals from pivoting away from trade wars with other areas benefiting and picking up the slack. Instead activity contracted, with greater elasticity as tariffs grew. Large changes to German manufacturing following emissions scandals and the uncertainty of Brexit served to further impact the global investment and trade cycles.
US equities had close to their best year since the crisis, returning over 30% total return for the S&P 500®Index7, with large caps outperforming mid and small caps, and the quality factor outperforming with technology leading the charge. Much of the year was about multiple expansion, with the earnings contribution to returns for US equities minimal, although this reflects recovery from the damage done to multiples at the end of 2018. However, the pro-risk tilt at the end of 2019 is based on the prospect of improving earnings following the removal of downside risks such as the trade war, Fed policy missteps and a no-deal Brexit; and from the pass through from low rates to activity, causing upticks in PMIs, and a subsequent pass-through to earnings.
As such, we remain optimistic, positioned in favor of riskier assets. While the rapid pace of gains in risky assets like equities may moderate, the prospect of deploying delayed capital investment as a result of the trade de-escalation can power earnings higher, in partnership with an ever-ebullient global consumer continuing to spend freely.
The start of the year began with much focus on the Fed’s path for hikes, and economic fundamentals still intact, despite a woeful 4Q18 in markets. PMIs were still in expansionary territory, but the general data trajectory was trending downward from an early point. Then the path for interest rates was suddenly no longer projecting hikes over the coming year, the treasury yield curve inverted, a huge rally in longer duration treasuries followed as curve volatility was also muted. The Fed emphasized data dependency, as the market priced multiple rate cuts, as the markets’ concerns around growth and the decline in inflation had seismic effects on the fixed income market, plunging yields on treasuries further and moving the curve lower and further into inversion relative to the front end.
The paucity of yield-bearing options required fixed income portfolios add to credit risk from areas of the market that still offered meaningful additional yield. In spread terms that meant that a year of strong rallies ensued, with the base effect meaning lower-rated credit had more room to rally, but the extent of such rally was also unprecedented, with 2019 closing within inches of the all-time tights in high yield spreads.
Against this backdrop the portfolio marginally underperformed its benchmark despite an outstanding global multi-asset fund return of 21.52%, driven entirely by selection away from the US large and mega cap space, factor selection in equities and closing the underweight in EM too slowly; and then in fixed income, forgoing some of the more gluttonous rallies in lower-rated credit and longer durations.
Portfolio Managers:
BlackRock Investment Management LLC:	Michael Gates
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Lincoln iShares® Allocation Funds–2

Lincoln iShares® Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
Lincoln iShares® Fixed Income Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® Fixed Income Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value would have increased to $11,305 for the Standard Class shares. For comparison, look at how the Lincoln iShares Fixed Income Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 2/1/17 through 12/31/19. The same $10,000 investment would have increased to $11,236 and $11,236, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 9.59%
Inception (2/1/17)	+ 4.30%
Lincoln iShares® Global Growth Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® Global Growth Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value would have increased to $13,136 for the Standard Class shares. For comparison, look at how the Lincoln iShares Global Growth Allocation Composite and MSCI All Country World Index (net dividends) did from 2/1/17 through 12/31/19. The same $10,000 investment would have increased to $13,250 and $13,839, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 21.95%
Inception (2/1/17)	+ 9.81%

Lincoln iShares® Allocation Funds–3

Lincoln iShares® Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
Lincoln iShares® U.S. Moderate Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® U.S. Moderate Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value would have increased to $13,141 for the Standard Class shares. For comparison, look at how the Lincoln iShares US Moderate Allocation Composite and Russell 1000® Index did from 2/1/17 through 12/31/19. The same $10,000 investment would have increased to $13,418 and $14,928, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 20.97%
Inception (2/1/17)	+ 9.82%
1. The Lincoln iShares Fixed Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares Fixed Income Allocation Composite is constructed as follows: 100% Bloomberg Barclays U.S. Aggregate Bond TR USD.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The Lincoln iShares Global Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares Global Growth Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond TR USD, 49% MSCI ACWI NR USD and 21% MSCI USA NR USD.
4. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return assumes reinvestment of dividends net of withholding taxes.
5. The Lincoln iShares U.S. Moderate Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares U.S. Moderate Allocation Composite is constructed as follows: 40% Barclays U.S. Aggregate Bond TR USD and 60% Russell 1000 TR USD.
6. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
7. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

Lincoln iShares® Allocation Funds–4

Lincoln iShares® Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
Lincoln iShares® Fixed Income Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,028.10	0.15%	$0.77
Hypothetical
Standard Class Shares	$1,000.00	$1,024.40	0.15%	$0.77
Lincoln iShares® Global Growth Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,071.60	0.20%	$1.04
Hypothetical
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Lincoln iShares® U.S. Moderate Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,065.70	0.19%	$0.99
Hypothetical
Standard Class Shares	$1,000.00	$1,024.20	0.19%	$0.97

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Lincoln iShares® Allocation Funds–5

Lincoln iShares® Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
Lincoln iShares® Allocation Funds–6

Lincoln iShares® Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2019
Lincoln iShares® Fixed Income Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	122.70%
Fixed Income Funds	122.61%
Money Market Fund	0.09%
Total Investments	122.70%
Liabilities Net of Receivables and Other Assets	(22.70%)
Total Net Assets	100.00%
Lincoln iShares® Global Growth Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	103.42%
Equity Funds	55.84%
Fixed Income Funds	28.72%
International Equity Funds	18.78%
Money Market Fund	0.08%
Total Investments	103.42%
Liabilities Net of Receivables and Other Assets	(3.42%)
Total Net Assets	100.00%
Lincoln iShares® U.S. Moderate Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	102.10%
Equity Funds	63.64%
Fixed Income Funds	38.38%
Money Market Fund	0.08%
Total Investments	102.10%
Liabilities Net of Receivables and Other Assets	(2.10%)
Total Net Assets	100.00%
Lincoln iShares® Allocation Funds–7

Lincoln iShares® Fixed Income Allocation Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–122.70%
Fixed Income Funds–122.61%
iShares 1-3 Year Treasury Bond ETF	160	$ 13,541
iShares 20+ Year Treasury Bond ETF	38	5,148
iShares Broad USD Investment Grade Corporate Bond ETF	316	18,423
iShares Core U.S. Aggregate Bond ETF	555	62,366
iShares Core U.S. Treasury Bond ETF	711	18,443
iShares iBoxx $ High Yield Corporate Bond ETF	25	2,199
iShares MBS ETF	171	18,478
		138,598
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–0.09%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	107	$ 107
		107
Total Investment Companies (Cost $133,354)		138,705

TOTAL INVESTMENTS–122.70% (Cost $133,354)	138,705
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(22.70%)	(25,663)
NET ASSETS APPLICABLE TO 10,832 SHARES OUTSTANDING–100.00%	$113,042
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® FIXED INCOME ALLOCATION FUND STANDARD CLASS ($113,042 / 10,832 Shares)	$10.436
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$108,449
Distributable earnings/(accumulated loss)	4,593
TOTAL NET ASSETS	$113,042

★ Includes $4,554 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $30,209 other accrued expenses payable and $8 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–8

Lincoln iShares® Global Growth Allocation Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–103.42%
Equity Funds–55.84%
iShares Core S&P 500 ETF	692	$ 223,682
iShares Core S&P Mid-Cap ETF	449	92,413
iShares Core S&P Small-Cap ETF	305	25,575
iShares Edge MSCI Min Vol USA ETF	1,425	93,480
iShares Edge MSCI USA Momentum Factor ETF	70	8,789
		443,939
Fixed Income Funds–28.72%
iShares 20+ Year Treasury Bond ETF	116	15,716
iShares Broad USD Investment Grade Corporate Bond ETF	280	16,324
iShares Core U.S. Aggregate Bond ETF	1,081	121,472
iShares Core U.S. Treasury Bond ETF	750	19,455
iShares iBoxx $ High Yield Corporate Bond ETF	136	11,960
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	402	$ 43,440
		228,367
International Equity Funds–18.78%
iShares Core MSCI EAFE ETF	1,214	79,201
iShares Core MSCI Emerging Markets ETF	1,305	70,157
		149,358
Money Market Fund–0.08%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	626	626
		626
Total Investment Companies (Cost $720,080)		822,290

TOTAL INVESTMENTS–103.42% (Cost $720,080)	822,290
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.42%)	(27,205)
NET ASSETS APPLICABLE TO 64,057 SHARES OUTSTANDING–100.00%	$795,085
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® GLOBAL GROWTH ALLOCATION FUND STANDARD CLASS ($795,085 / 64,057 Shares)	$12.412
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$695,002
Distributable earnings/(accumulated loss)	100,083
TOTAL NET ASSETS	$795,085

★ Includes $6,038 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $14 payable for fund shares redeemed, $33,129 other accrued expenses payable and $106 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–9

Lincoln iShares® U.S. Moderate Allocation Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–102.10%
Equity Funds–63.64%
iShares Core S&P 500 ETF	1,286	$ 415,687
iShares Core S&P Mid-Cap ETF	1,101	226,608
iShares Core S&P Small-Cap ETF	232	19,453
iShares Edge MSCI Min Vol USA ETF	1,398	91,709
iShares Edge MSCI USA Momentum Factor ETF	311	39,049
		792,506
Fixed Income Funds–38.38%
iShares 1-3 Year Treasury Bond ETF	414	35,037
iShares 20+ Year Treasury Bond ETF	97	13,141
iShares 7-10 Year Treasury Bond ETF	457	50,370
iShares Broad USD Investment Grade Corporate Bond ETF	737	42,967
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares Core U.S. Aggregate Bond ETF	2,234	$ 251,035
iShares Core U.S. Treasury Bond ETF	1,649	42,775
iShares MBS ETF	394	42,576
		477,901
Money Market Fund–0.08%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	1,026	1,026
		1,026
Total Investment Companies (Cost $1,089,635)		1,271,433

TOTAL INVESTMENTS–102.10% (Cost $1,089,635)	1,271,433
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.10%)	(26,174)
NET ASSETS APPLICABLE TO 100,092 SHARES OUTSTANDING–100.00%	$1,245,259
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® U.S. MODERATE ALLOCATION FUND STANDARD CLASS ($1,245,259 / 100,092 Shares)	$12.441
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$1,064,326
Distributable earnings/(accumulated loss)	180,933
TOTAL NET ASSETS	$1,245,259

★ Includes $4,295 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $23 payable for fund shares redeemed, $30,320 other accrued expenses payable and $135 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–10

Lincoln iShares® Allocation Funds
Statements of Operations
Year Ended December 31, 2019
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
INVESTMENT INCOME:
Dividends	$ 3,466	$ 19,108	$ 26,585
EXPENSES:
Accounting and administration expenses	43,106	43,138	43,160
Professional fees	19,346	24,049	19,504
Consulting fees	3,500	3,501	3,501
Reports and statements to shareholders	1,225	1,241	1,244
Custodian fees	450	1,579	584
Management fees	273	1,848	2,936
Pricing fees	159	220	201
Shareholder servicing fees	32	214	341
Trustees’ fees and expenses	3	18	29
Other	2,000	2,006	2,011
	70,094	77,814	73,511
Less:
Management fees waived	(218)	(887)	(1,762)
Expenses reimbursed	(69,712)	(75,449)	(69,517)
Total operating expenses	164	1,478	2,232
NET INVESTMENT INCOME	3,302	17,630	24,353
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	105	4,986	4,834
Net change in unrealized appreciation (depreciation) of investments	6,484	121,647	190,614
NET REALIZED AND UNREALIZED GAIN	6,589	126,633	195,448
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,891	$144,263	$219,801
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–11

Lincoln iShares® Allocation Funds
Statements of Changes in Net Assets
	Lincoln iShares® Fixed Income Allocation Fund		Lincoln iShares® Global Growth Allocation Fund		Lincoln iShares® U.S. Moderate Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,302	$ 2,960	$ 17,630	$ 15,127	$ 24,353	$ 20,828
Net realized gain (loss)	105	(958)	4,986	(6,887)	4,834	(3,524)
Net change in unrealized appreciation (depreciation)	6,484	(2,570)	121,647	(54,603)	190,614	(68,533)
Net increase (decrease) in net assets resulting from operations	9,891	(568)	144,263	(46,363)	219,801	(51,229)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,456)	(2,903)	(19,516)	(14,571)	(28,180)	(20,498)
	(3,456)	(2,903)	(19,516)	(14,571)	(28,180)	(20,498)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	—	—	325,164	—	398,717
Reinvestment of dividends and distributions:
Standard Class	3,456	2,903	19,516	14,571	28,180	20,498
	3,456	2,903	19,516	339,735	28,180	419,215
Cost of shares redeemed:
Standard Class	—	—	(9,902)	(327,176)	(35,974)	(195,882)
Increase (decrease) in net assets derived from capital share transactions	3,456	2,903	9,614	12,559	(7,794)	223,333
NET INCREASE (DECREASE) IN NET ASSETS	9,891	(568)	134,361	(48,375)	183,827	151,606
NET ASSETS:
Beginning of year	103,151	103,719	660,724	709,099	1,061,432	909,826
End of year	$113,042	$103,151	$795,085	$ 660,724	$1,245,259	$1,061,432
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–12

Lincoln iShares® Fixed Income Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® Fixed Income Allocation Fund Standard Class
	Year Ended		2/1/17 [1] to12/31/17
	12/31/19	12/31/18
Net asset value, beginning of period	$ 9.822	$ 10.163	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.314	0.290	0.225
Net realized and unrealized gain (loss)	0.628	(0.347)	0.147
Total from investment operations	0.942	(0.057)	0.372
Less dividends and distributions from:
Net investment income	(0.328)	(0.284)	(0.209)
Total dividends and distributions	(0.328)	(0.284)	(0.209)
Net asset value, end of period	$ 10.436	$ 9.822	$ 10.163
Total return[3]	9.59%	(0.55%)	3.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 113	$ 103	$ 104
Ratio of expenses to average net assets[4]	0.15%	0.15%	0.15%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	64.19%	57.60%	58.01%
Ratio of net investment income to average net assets	3.02%	2.92%	2.40%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(61.02%)	(54.53%)	(55.46%)
Portfolio turnover	40%	43%	16%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–13

Lincoln iShares® Global Growth Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® Global Growth Allocation Fund Standard Class
	Year Ended		2/1/17 [1] to12/31/17
	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.434	$ 11.403	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.280	0.240	0.280
Net realized and unrealized gain (loss)	2.010	(0.977)	1.236
Total from investment operations	2.290	(0.737)	1.516
Less dividends and distributions from:
Net investment income	(0.312)	(0.232)	(0.113)
Total dividends and distributions	(0.312)	(0.232)	(0.113)
Net asset value, end of period	$ 12.412	$ 10.434	$ 11.403
Total return[3]	21.95%	(6.47%)	15.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 795	$ 661	$ 709
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	10.53%	8.91%	23.01%
Ratio of net investment income to average net assets	2.39%	2.09%	2.78%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(7.94%)	(6.62%)	(20.03%)
Portfolio turnover	20%	75%	43%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–14

Lincoln iShares® U.S. Moderate Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® U.S. Moderate Allocation Fund Standard Class
	Year Ended		2/1/17 [1] to12/31/17
	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.523	$ 11.128	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.245	0.229	0.216
Net realized and unrealized gain (loss)	1.959	(0.625)	1.049
Total from investment operations	2.204	(0.396)	1.265
Less dividends and distributions from:
Net investment income	(0.255)	(0.209)	(0.137)
Net realized gain	(0.031)	—	—
Total dividends and distributions	(0.286)	(0.209)	(0.137)
Net asset value, end of period	$ 12.441	$ 10.523	$ 11.128
Total return[3]	20.97%	(3.56%)	12.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,245	$ 1,061	$ 910
Ratio of expenses to average net assets[4]	0.19%	0.19%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	6.26%	6.00%	10.32%
Ratio of net investment income to average net assets	2.07%	2.03%	2.20%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.00%)	(3.78%)	(7.93%)
Portfolio turnover	24%	34%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–15

Lincoln iShares® Allocation Funds
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sell its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in Exchange-Traded Funds (“ETFs”) or financial instruments that provide exposure to such underlying ETFs or other investment companies (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. The underlying ETFs will primarily be BlackRock iShares ETFs.
Financial statements for the Underlying Funds can be found at http://www.sec.gov.
The investment objective of the Lincoln iShares® Fixed Income Allocation Fund is to maximize total return, consistent with prudent investment management and liquidity needs.
The investment objective of the Lincoln iShares® Global Growth Allocation Fund and the Lincoln iShares® U.S. Moderate Allocation Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2019, and for all open tax years (years ended December 31, 2017- December 31, 2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or tax penalties.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Lincoln iShares® Allocation Funds–16

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee for each Fund. This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
The waiver amount of each Fund’s average daily net assets are as follows:
Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
0.20%	0.12%	0.15%
LIAC has also contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed certain expense limits. The reimbursement is accrued daily and received monthly. The agreements will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The expense limits as a percentage of each Fund’s average daily net assets are as follows:
Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
0.15%	0.20%	0.19%
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	Total
Lincoln iShares® Fixed Income Allocation Fund	$52,418	$ 52,418
Lincoln iShares® Global Growth Allocation Fund	$56,835	$ 56,835
Lincoln iShares® U.S. Moderate Allocation Fund	$52,302	$ 52,302
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Funds' investment portfolio. For these services, LIAC, not the Funds, pay BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2019, there were no fees paid by the Funds for these services.
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln iShares® Allocation Funds–17

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2019, these fees were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Printing and mailing	$—	$10	$10
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Funds had expense reimbursement receivable due from and liabilities payable to affiliates as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Expense reimbursement receivable from LIAC	$4,554	$6,038	$4,295
Management fees payable to LIAC	5	87	105
Shareholder servicing fees payable to Lincoln Life	3	19	30
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2019, Lincoln Life directly owned 100% of Lincoln iShares® Fixed Income Allocation Fund.
3. Investments
For the year ended December 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Purchases	$62,611	$171,391	$287,416
Sales	50,517	154,847	289,593
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Cost of investments	$134,045	$724,867	$1,095,092
Aggregate unrealized appreciation of investments	$ 4,660	$ 97,423	$ 177,399
Aggregate unrealized depreciation of investments	—	—	(1,058)
Net unrealized appreciation of investments	$ 4,660	$ 97,423	$ 176,341
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Lincoln iShares® Allocation Funds–18

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2019:
Level 1	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Investments:
Assets:
Investment Companies	$138,705	$822,290	$1,271,433
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Year ended December 31, 2019
Ordinary income	$3,456	$19,516	$26,128
Long-term capital gains	—	—	2,052
Total	$3,456	$19,516	$28,180
Year ended December 31, 2018
Ordinary income	$2,903	$14,571	$20,498
Lincoln iShares® Allocation Funds–19

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Undistributed ordinary income	$ 137	$ 1,245	$ 1,308
Undistributed long-term capital gains	—	1,416	3,284
Capital loss carryforward	(203)	—	—
Other temporary differences	(1)	(1)	—
Net unrealized appreciation	4,660	97,423	176,341
Distributable earnings/(accumulated loss)	$4,593	$100,083	$180,933
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Funds had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Lincoln iShares® Fixed Income Allocation Fund
Short-Term	$202
Long-Term	1
Total	$203
In 2019, the Funds had utilized the following capital loss carryforward:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Capital loss carryforward utilized	$156	$1,728	$—
6. Capital Shares
Transactions in capital shares were as follows:
	Lincoln iShares® Fixed Income Allocation Fund		Lincoln iShares® Global Growth Allocation Fund		Lincoln iShares® U.S. Moderate Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	—	—	—	27,594	—	34,133
Shares reinvested:
Standard Class	329	297	1,572	1,393	2,269	1,947
	329	297	1,572	28,987	2,269	36,080
Shares redeemed:
Standard Class	—	—	(841)	(27,844)	(3,043)	(16,972)
Net increase (decrease)	329	297	731	1,143	(774)	19,108
Lincoln iShares® Allocation Funds–20

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
8. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
9. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
Lincoln iShares® Allocation Funds–21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from February 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the two years in the period then ended and the period from February 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
Lincoln iShares® Allocation Funds–22

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreements
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of the subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-year period ended March 31, 2019. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board concluded that the services provided by LIAC were satisfactory.
Lincoln iShares® Fixed Income Allocation Fund
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2020. The Board noted that the net investment management fee, giving
Lincoln iShares® Allocation Funds–23

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreements (continued)
effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Lincoln iShares® Global Growth Allocation Fund
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Lincoln iShares® U.S. Moderate Allocation Fund
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund, BlackRock’s experience with exchange-traded funds and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Lincoln iShares® Fixed Income Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and a custom index (Lincoln iShares Fixed Income Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board considered that the Fund commenced operations in February 2017, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
Lincoln iShares® Allocation Funds–24

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
The Board reviewed the Lincoln iShares® Global Growth Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 70% to 85% Equity funds category and a custom index (Lincoln iShares Global Growth Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period. The Board considered that the Fund commenced operations in February 2017, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
The Board reviewed the Lincoln iShares® U.S. Moderate Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Lincoln iShares US Moderate Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period. The Board considered that the Fund commenced operations in February 2017, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Funds’ subadvisory fee schedule, which is the same for each Fund and aggregates the Funds’ assets for purposes of a breakpoint, and noted that BlackRock stated that it managed no comparable funds using the same benchmark and the same strategy with the same portfolio management team as the Funds. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Funds invest and the subadvisory fee.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
Lincoln iShares® Allocation Funds–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Lincoln iShares® Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
Lincoln iShares® Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Lincoln iShares® Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Lincoln iShares® Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln iShares® Allocation Funds–30

LVIP Aggressive Growth Allocation Managed Risk Funds
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Aggressive Growth Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 17.46% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Global Aggressive Growth Blended Composite1, returned 23.57% and its broad-based benchmark index, the Russell 1000® Index2, returned 31.43%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500® Index3 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP Global Aggressive Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to global equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds. The performance of the LVIP Global Aggressive Growth Allocation Managed Risk Fund and its underlying funds were impacted by market conditions and style factors during 2019. From a return standpoint, US and non-US equities broadly outperformed fixed income on a relative basis. During 2019, US and non-US equity allocations to growth biased funds generally contributed positively to performance. Conversely, US and non-US equity allocations to value and/or small cap biased funds generally delivered returns below the composite index returns. The fixed income allocations within the LVIP Global Aggressive Growth Allocation Managed Risk Fund delivered varied returns in 2019. The Fund’s exposure to core bonds generally outperformed the fixed income portion of the composite index. Conversely, exposure to short duration, global fixed income and Treasury inflation-protected securities detracted from returns on a relative basis.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Anthony Nese
Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Aggressive Growth Allocation Managed Risk Funds–1

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 11/1/18 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,372 for the Standard Class shares and to $11,340 for the Service Class shares. For comparison, look at how the Global Aggressive Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $11,806 and $12,189, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 17.46%
Inception (11/1/18)	+ 11.65%
Service Class Shares
One Year	+ 17.19%
Inception (11/1/18)	+ 11.38%
1. The Global Aggressive Growth Blended Composite is constructed as follows: 37% Russell 1000® Index, 23% MSCI EAFE®NR Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 10% Russell Midcap® Index, 5% Russell 2000® Index, and 5% MSCI Emerging Markets NR Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Aggressive Growth Allocation Managed Risk Funds–2

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 18.34% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the U.S. Aggressive Allocation Blended Composite1, returned 26.13% and its broad-based benchmark index, the Russell 1000® Index2, returned 31.43%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500® Index3 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP U.S. Aggressive Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to domestic equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds. The performance of the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund and its underlying funds were impacted by market conditions and style factors during 2019. From a return standpoint, US equities broadly outperformed fixed income on a relative basis. During 2019, US equity allocations to growth biased funds generally contributed positively to performance. Conversely, US equity allocations to value biased funds generally delivered returns below the composite index returns. The fixed income allocations within the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund delivered varied returns in 2019. The Fund’s exposure to core bonds generally outperformed the fixed income portion of the composite index. Conversely, allocations to short duration and Treasury inflation-protected securities detracted from returns on a relative basis.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Michael Hoppe
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Anthony Nese
Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Aggressive Growth Allocation Managed Risk Funds–3

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 11/1/18 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,407 for the Standard Class shares and to $11,376 for the Service Class shares. For comparison, look at how the U.S. Aggressive Allocation Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $11,917 and $12,189, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 18.34%
Inception (11/1/18)	+ 11.94%
Service Class Shares
One Year	+ 18.07%
Inception (11/1/18)	+ 11.68%
1. The U.S. Aggressive Allocation Blended Composite is constructed as follows: 56% Russell 1000® Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 16% Russell Midcap® Index, and 8% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Aggressive Growth Allocation Managed Risk Funds–4

LVIP Aggressive Growth Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect expense reimbursements in effect.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,067.00	0.33%	$1.72
Service Class Shares	1,000.00	1,065.70	0.58%	3.02
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.33%	$1.68
Service Class Shares	1,000.00	1,023.80	0.58%	2.96
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,070.50	0.33%	$1.72
Service Class Shares	1,000.00	1,069.50	0.58%	3.03
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.33%	$1.68
Service Class Shares	1,000.00	1,022.30	0.58%	2.96

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Aggressive Growth Allocation Managed Risk Funds–5

LVIP Aggressive Growth Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.18%
Investment Companies	97.18%
Equity Funds	48.12%
Fixed Income Funds	15.81%
Global Equity Fund	1.97%
Global Fixed Income Fund	0.62%
International Equity Funds	30.66%
Unaffiliated Investment	2.87%
Investment Company	2.87%
Money Market Fund	2.87%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	96.81%
Investment Companies	96.81%
Equity Funds	78.45%
Fixed Income Funds	16.40%
Global Equity Fund	1.96%
Unaffiliated Investment	3.10%
Investment Company	3.10%
Money Market Fund	3.10%
Total Investments	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%
LVIP Aggressive Growth Allocation Managed Risk Funds–6

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.18%
INVESTMENT COMPANIES–97.18%
Equity Funds–48.12%
Lincoln Variable Insurance Products Trust-
LVIP Delaware Special Opportunities Fund	28,721	$ 1,047,401
✧✧LVIP SSGA Large Cap 100 Fund	385,081	5,055,342
✧✧LVIP SSGA Mid-Cap Index Fund	439,360	5,272,321
✧✧LVIP SSGA S&P 500 Index Fund	1,312,396	27,545,886
✧✧LVIP SSGA Small-Cap Index Fund	200,119	6,342,179
✧✧LVIP T. Rowe Price Growth Stock Fund	84,776	4,166,735
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	35,231	1,046,954
		50,476,818
Fixed Income Funds–15.81%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	258,448	2,596,887
LVIP Delaware Bond Fund	345,427	4,733,036
LVIP SSGA Bond Index Fund	393,748	4,512,359
LVIP Western Asset Core Bond Fund	469,185	4,746,274
		16,588,556
Global Equity Fund–1.97%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	211,205	2,063,469
		2,063,469
Global Fixed Income Fund–0.62%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	56,448	650,391
		650,391
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–30.66%
Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	172,605	$ 2,109,232
✧✧LVIP MFS International Growth Fund	285,550	5,501,115
✧✧LVIP Mondrian International Value Fund	251,794	4,270,936
✧✧LVIP SSGA Developed International 150 Fund	256,071	2,088,003
✧✧LVIP SSGA Emerging Markets 100 Fund	93,859	805,402
✧✧LVIP SSGA Emerging Markets Equity Index Fund	411,296	4,745,123
✧✧LVIP SSGA International Index Fund	1,284,619	12,644,503
		32,164,314
Total Affiliated Investments (Cost $98,374,751)		101,943,548
UNAFFILIATED INVESTMENT–2.87%
INVESTMENT COMPANY–2.87%
Money Market Fund–2.87%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	3,008,519	3,008,519
Total Unaffiliated Investment (Cost $3,008,519)		3,008,519

TOTAL INVESTMENTS–100.05% (Cost $101,383,270)	104,952,067
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(52,649)
NET ASSETS APPLICABLE TO 9,808,726 SHARES OUTSTANDING–100.00%	$104,899,418

✧✧ Standard Class shares.
LVIP Aggressive Growth Allocation Managed Risk Funds–7

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
25	U.S. Treasury 5 yr Notes	$2,965,234	$2,974,629	3/31/20	$—	$(9,395)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–8

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–96.81%
INVESTMENT COMPANIES–96.81%
Equity Funds–78.45%
Lincoln Variable Insurance Products Trust-
†✧✧LVIP Baron Growth Opportunities Fund	40,258	$ 2,502,318
✧✧LVIP MFS Value Fund	260,186	12,088,772
✧✧LVIP SSGA Mid-Cap Index Fund	423,503	5,082,031
✧✧LVIP SSGA S&P 500 Index Fund	870,128	18,263,105
✧✧LVIP SSGA Small-Cap Index Fund	160,602	5,089,812
✧✧LVIP SSGA Small-Mid Cap 200 Fund	131,763	1,680,505
✧✧LVIP T. Rowe Price Growth Stock Fund	245,329	12,057,900
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	141,230	4,196,941
✧✧LVIP Wellington Mid-Cap Value Fund	185,297	5,109,573
		66,070,957
Fixed Income Funds–16.40%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	207,041	2,080,348
LVIP Delaware Bond Fund	279,029	3,823,248
LVIP SSGA Bond Index Fund	355,147	4,069,988
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP Western Asset Core Bond Fund	379,016	$ 3,834,126
		13,807,710
Global Equity Fund–1.96%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	169,150	1,652,593
		1,652,593
Total Affiliated Investments (Cost $77,849,846)		81,531,260
UNAFFILIATED INVESTMENT–3.10%
INVESTMENT COMPANY–3.10%
Money Market Fund–3.10%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	2,608,889	2,608,889
Total Unaffiliated Investment (Cost $2,608,889)		2,608,889

TOTAL INVESTMENTS–99.91% (Cost $80,458,735)	84,140,149
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	75,678
NET ASSETS APPLICABLE TO 7,850,882 SHARES OUTSTANDING–100.00%	$84,215,827

† Non-income producing.
✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
22	U.S. Treasury 5 yr Notes	$2,609,406	$2,614,111	3/31/20	$—	$(4,705)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP Aggressive Growth Allocation Managed Risk Funds–9

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–10

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2019
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$101,943,548	$81,531,260
Unaffiliated investments, at value	3,008,519	2,608,889
Receivable for fund shares sold	162,487	334,866
Receivable for securities sold	18,229	—
Cash collateral held at broker for futures contracts	17,500	15,400
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	5,429	5,813
Dividends and interest receivable	4,144	3,269
Prepaid expenses	265	223
TOTAL ASSETS	105,160,121	84,499,720
LIABILITIES:
Payable for fund shares redeemed	147,543	1,398
Due to manager and affiliates	52,680	44,828
Other accrued expenses payable	41,757	41,288
Due to custodian	18,229	—
Variation margin due to broker on futures contracts	494	467
Payable for securities purchased	—	195,912
TOTAL LIABILITIES	260,703	283,893
TOTAL NET ASSETS	$104,899,418	$84,215,827
Affiliated investments, at cost	$ 98,374,751	$77,849,846
Unaffiliated investments, at cost	3,008,519	2,608,889
Standard Class:
Net Assets	$ 2,092,024	$ 151,055
Shares Outstanding	195,325	14,066
Net Asset Value Per Share	$ 10.710	$ 10.739
Service Class:
Net Assets	$102,807,394	$84,064,772
Shares Outstanding	9,613,401	7,836,816
Net Asset Value Per Share	$ 10.694	$ 10.727
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$101,580,335	$81,133,781
Distributable earnings/(accumulated loss)	3,319,083	3,082,046
TOTAL NET ASSETS	$104,899,418	$84,215,827
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–11

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2019
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$1,858,750	$1,073,518
Dividends from unaffiliated investments	33,822	—
Interest	468	30,819
	1,893,040	1,104,337
EXPENSES:
Management fees	117,264	110,408
Distribution fees-Service Class	113,020	110,303
Accounting and administration expenses	56,355	56,276
Professional fees	27,654	27,624
Shareholder servicing fees	13,604	12,807
Reports and statements to shareholders	10,425	10,420
Custodian fees	5,467	4,078
Consulting fees	3,762	3,753
Trustees’ fees and expenses	1,147	1,131
Pricing fees	69	11
Other	3,110	3,101
	351,877	339,912
Less:
Expenses reimbursed	(84,068)	(83,870)
Total operating expenses	267,809	256,042
NET INVESTMENT INCOME	1,625,231	848,295
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	325,095	643,078
Sale of unaffiliated investments	47,156	31,689
Distributions from affiliated investment companies	1,878,483	2,251,787
Distributions from unaffiliated investment companies	14,244	—
Futures contracts	(215,015)	(723,063)
Net realized gain	2,049,963	2,203,491
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	4,026,465	4,065,696
Unaffiliated investments	18,874	25,093
Foreign currencies	(339)	—
Futures contracts	(101,716)	(136,604)
Net change in unrealized appreciation (depreciation)	3,943,284	3,954,185
NET REALIZED AND UNREALIZED GAIN	5,993,247	6,157,676
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,618,478	$7,005,971
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–12

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Aggressive Growth Allocation Managed Risk Fund		LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Year Ended	11/1/18* to	Year Ended	11/1/18* to
	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,625,231	$ 131,469	$ 848,295	$ 74,594
Net realized gain (loss)	2,049,963	27,149	2,203,491	(6,694)
Net change in unrealized appreciation (depreciation)	3,943,284	(383,891)	3,954,185	(277,476)
Net increase (decrease) in net assets resulting from operations	7,618,478	(225,273)	7,005,971	(209,576)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(81,755)	(179)	(6,542)	(135)
Service Class	(3,847,824)	(144,364)	(3,619,699)	(87,973)
Return of capital:
Standard Class	(2,933)	—	(42)	—
Service Class	(138,033)	—	(23,298)	—
	(4,070,545)	(144,543)	(3,649,581)	(88,108)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,988,913	10,000	160,604	10,000
Service Class	97,809,229	8,237,094	79,277,492	6,815,161
Reinvestment of dividends and distributions:
Standard Class	84,688	179	6,584	135
Service Class	3,985,857	144,364	3,642,997	87,973
	103,868,687	8,391,637	83,087,677	6,913,269
Cost of shares redeemed:
Standard Class	(115,623)	—	(30,890)	—
Service Class	(10,416,486)	(6,914)	(8,810,642)	(2,293)
	(10,532,109)	(6,914)	(8,841,532)	(2,293)
Increase in net assets derived from capital share transactions	93,336,578	8,384,723	74,246,145	6,910,976
NET INCREASE IN NET ASSETS	96,884,511	8,014,907	77,602,535	6,613,292
NET ASSETS:
Beginning of year	8,014,907	—	6,613,292	—
End of year	$104,899,418	$8,014,907	$84,215,827	$6,613,292

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–13

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended12/31/19	11/1/18 [1] to12/31/18

Net asset value, beginning of period	$ 9.502	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.385	0.217
Net realized and unrealized gain (loss)	1.274	(0.536)
Total from investment operations	1.659	(0.319)
Less dividends and distributions from:
Net investment income	(0.418)	(0.179)
Net realized gain	(0.018)	—
Return of capital	(0.015)	—
Total dividends and distributions	(0.451)	(0.179)
Net asset value, end of period	$ 10.710	$ 9.502
Total return[3]	17.46%	(3.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,092	$ 10
Ratio of expenses to average net assets[4]	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.51%	3.81%
Ratio of net investment income to average net assets	3.71%	13.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.53%	9.54%
Portfolio turnover	32%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–14

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended12/31/19	11/1/18 [1] to12/31/18

Net asset value, beginning of period	$ 9.500	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.360	0.209
Net realized and unrealized gain (loss)	1.273	(0.533)
Total from investment operations	1.633	(0.324)
Less dividends and distributions from:
Net investment income	(0.406)	(0.176)
Net realized gain	(0.018)	—
Return of capital	(0.015)	—
Total dividends and distributions	(0.439)	(0.176)
Net asset value, end of period	$ 10.694	$ 9.500
Total return[3]	17.19%	(3.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$102,807	$ 8,005
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.76%	4.06%
Ratio of net investment income to average net assets	3.46%	12.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.28%	9.34%
Portfolio turnover	32%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–15

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended12/31/19	11/1/18 [1] to12/31/18

Net asset value, beginning of period	$ 9.503	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.231	0.140
Net realized and unrealized gain (loss)	1.513	(0.502)
Total from investment operations	1.744	(0.362)
Less dividends and distributions from:
Net investment income	(0.485)	(0.135)
Net realized gain	(0.020)	—
Return of capital	(0.003)	—
Total dividends and distributions	(0.508)	(0.135)
Net asset value, end of period	$ 10.739	$ 9.503
Total return[3]	18.34%	(3.61%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 151	$ 10
Ratio of expenses to average net assets[4]	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.52%	4.24%
Ratio of net investment income to average net assets	2.17%	8.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.98%	4.46%
Portfolio turnover	30%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–16

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended12/31/19	11/1/18 [1] to12/31/18

Net asset value, beginning of period	$ 9.502	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.201	0.134
Net realized and unrealized gain (loss)	1.517	(0.501)
Total from investment operations	1.718	(0.367)
Less dividends and distributions from:
Net investment income	(0.470)	(0.131)
Net realized gain	(0.020)	—
Return of capital	(0.003)	—
Total dividends and distributions	(0.493)	(0.131)
Net asset value, end of period	$ 10.727	$ 9.502
Total return[3]	18.07%	(3.65%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 84,065	$ 6,604
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.77%	4.49%
Ratio of net investment income to average net assets	1.92%	8.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.73%	4.25%
Portfolio turnover	30%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–17

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including in exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Aggressive Growth Allocation Managed Risk Fund and the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund is to seek capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluates tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on each Fund's federal income tax return through the year ended December 31, 2019, and for all open tax years (year ended December 31, 2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with LVIP Global Aggressive Growth Allocation Managed Risk Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Gains or losses attributable to changes in foreign exchange rates are included in the Statements of Operations under “Net realized gain (loss) on foreign currencies”. The LVIP Global Aggressive Growth Allocation Managed Risk Fund report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Aggressive Growth Allocation Managed Risk Funds–18

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
(“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse each Fund to the extent that the Fund's operating expenses (excluding Underlying Fund fees and expenses) exceed 0.33% of the average daily net assets for the Standard Class and 0.58% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustee (the “Board”) and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	Total
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$56,335	$ 56,335
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	$56,094	$ 56,094
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Administrative	$2,270	$2,202
Legal	437	425
LVIP Aggressive Growth Allocation Managed Risk Funds–19

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2019, these fees were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Printing and mailing	$7,615	$7,615
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense reimbursement receivable from LIAC	$ 5,429	$ 5,813
Management fees payable to LIAC	20,970	17,075
Distribution fees payable to LFD	20,535	17,043
Printing and mailing fees payable to Lincoln Life	8,743	8,729
Shareholder servicing fees payable to Lincoln Life	2,432	1,981
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
LVIP Aggressive Growth Allocation Managed Risk Funds–20

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Purchases	$113,814	$152,799
Sales	47	737
Net realized gain (loss)	(0)	32
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2019, were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.18%@
Equity Funds-48.12%@
‡LVIP Delaware Special Opportunities Fund	$ —	$ 1,026,942	$ 439	$ (3)	$ 20,901	$ 1,047,401	28,721	$ 11,603	$ —
✧✧LVIP SSGA Large Cap 100 Fund	268,596	5,018,266	388,081	10,292	146,269	5,055,342	385,081	117,938	217,727
✧✧LVIP SSGA Mid-Cap Index Fund	382,515	5,185,079	362,858	11,652	55,933	5,272,321	439,360	59,226	307,533
✧✧LVIP SSGA S&P 500 Index Fund	1,694,061	25,806,691	1,791,455	141,778	1,694,811	27,545,886	1,312,396	403,310	597,188
×,✧✧LVIP SSGA Short-Term Bond Index Fund	32,252	198,243	234,646	4,023	128	—	—	—	—
✧✧LVIP SSGA Small-Cap Index Fund	607,800	6,632,315	1,221,195	27,793	295,466	6,342,179	200,119	54,460	182,407
✧✧LVIP T. Rowe Price Growth Stock Fund	269,608	4,706,666	1,067,994	13,707	244,748	4,166,735	84,776	2,707	165,201
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	77,337	1,003,323	94,753	12,999	48,048	1,046,954	35,231	1,527	44,636
Fixed Income Funds-15.81%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	156,612	2,757,839	312,123	3,885	(9,326)	2,596,887	258,448	54,823	—
✧✧LVIP Delaware Bond Fund	379,179	4,789,268	392,425	19,909	(62,895)	4,733,036	345,427	128,606	39,288
✧✧LVIP SSGA Bond Index Fund	345,695	4,559,024	392,602	23,153	(22,911)	4,512,359	393,748	111,518	—
✧✧LVIP Western Asset Core Bond Fund	379,729	4,730,043	393,806	22,573	7,735	4,746,274	469,185	121,363	—
Global Equity Fund-1.97%@
‡,✧✧LVIP BlackRock Global Real Estate Fund	—	3,196,633	1,160,754	18,843	8,747	2,063,469	211,205	64,854	76,047
Global Fixed Income Fund-0.62%@
✧✧LVIP Global Income Fund	52,339	657,205	56,292	2,333	(5,194)	650,391	56,448	15,776	—
International Equity Funds-30.66%@
‡LVIP Loomis Sayles Global Growth Fund	—	2,032,105	877	(1)	78,005	2,109,232	172,605	997	432
✧✧LVIP MFS International Growth Fund	479,843	5,901,204	1,226,865	34,241	312,692	5,501,115	285,550	74,889	157,358
LVIP Aggressive Growth Allocation Managed Risk Funds–21

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Aggressive Growth Allocation Managed Risk Fund (continued)
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
✧✧LVIP Mondrian International Value Fund	$ 322,142	$ 4,170,793	$ 383,118	$ (1,976)	$ 163,095	$ 4,270,936	251,794	$ 141,820	$ 57,161
×,✧✧LVIP PIMCO Low Duration Bond Fund	34,505	212,805	250,315	2,399	606	—	—	—	—
✧✧LVIP SSGA Developed International 150 Fund	159,585	2,095,310	222,262	(7,422)	62,792	2,088,003	256,071	78,982	15,771
✧✧LVIP SSGA Emerging Markets 100 Fund	162,456	1,401,851	719,077	(65,860)	26,032	805,402	93,859	27,711	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	484,714	5,320,721	1,328,134	(5,997)	273,819	4,745,123	411,296	98,387	17,734
✧✧LVIP SSGA International Index Fund	1,036,323	12,253,529	1,389,087	56,774	686,964	12,644,503	1,284,619	288,253	—
Total	$7,325,291	$103,655,855	$13,389,158	$325,095	$4,026,465	$101,943,548		$1,858,750	$1,878,483

@ As a percentage of Net Assets as of December 31, 2019.
‡ Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
× Issuer is no longer an affiliate of the Fund at December 31, 2019.
LVIP Aggressive Growth Allocation Managed Risk Funds–22

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-96.81%@
Equity Funds-78.45%@
✧✧LVIP Baron Growth Opportunities Fund	$ 257,846	$ 2,421,430	$ 425,529	$ 53,298	$ 195,273	$ 2,502,318	40,258	$ —	$ 47,747
✧✧LVIP MFS Value Fund	911,420	11,099,997	1,015,395	100,656	992,094	12,088,772	260,186	184,761	101,378
✧✧LVIP SSGA Mid-Cap Index Fund	454,480	5,194,189	628,178	28,804	32,736	5,082,031	423,503	59,113	365,367
✧✧LVIP SSGA S&P 500 Index Fund	1,110,633	17,116,817	1,325,318	134,329	1,226,644	18,263,105	870,128	276,870	469,293
✧✧LVIP SSGA Small-Cap Index Fund	130,841	5,825,388	1,116,459	4,547	245,495	5,089,812	160,602	45,250	194,388
✧✧LVIP SSGA Small-Mid Cap 200 Fund	192,960	2,268,357	920,623	(15,575)	155,386	1,680,505	131,763	31,528	17,489
✧✧LVIP T. Rowe Price Growth Stock Fund	914,276	11,337,975	1,013,876	114,499	705,026	12,057,900	245,329	8,113	480,515
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	394,218	4,115,042	599,865	78,819	208,727	4,196,941	141,230	6,342	214,039
✧✧LVIP Wellington Mid-Cap Value Fund	390,179	4,959,273	574,172	31,868	302,425	5,109,573	185,297	46,070	265,515
Fixed Income Funds-16.40%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	133,706	2,704,746	761,762	6,772	(3,114)	2,080,348	207,041	45,526	—
✧✧LVIP Delaware Bond Fund	320,478	3,872,524	354,068	21,383	(37,069)	3,823,248	279,029	108,434	32,903
×,✧✧LVIP PIMCO Low Duration Bond Fund	29,164	225,634	257,867	2,594	475	—	—	—	—
✧✧LVIP SSGA Bond Index Fund	336,156	4,091,627	384,512	25,138	1,579	4,069,988	355,147	104,947	—
✧✧LVIP Western Asset Core Bond Fund	320,916	3,821,002	355,125	23,922	23,411	3,834,126	379,016	101,640	—
Global Equity Fund-1.96%@
‡,✧✧LVIP BlackRock Global Real Estate Fund	—	2,594,797	986,803	28,079	16,520	1,652,593	169,150	54,924	63,153
International Equity Fund-0.00%@
×,✧✧LVIP SSGA Short-Term Bond Index Fund	25,927	199,955	229,915	3,945	88	—	—	—	—
Total	$5,923,200	$81,848,753	$10,949,467	$643,078	$4,065,696	$81,531,260		$1,073,518	$2,251,787

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
× Issuer is no longer an affiliate of the Fund at December 31, 2019.
‡ Issuer was not an investment of the Fund at December 31, 2018.
LVIP Aggressive Growth Allocation Managed Risk Funds–23

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Purchases	$104,772,412	$83,208,995
Sales	14,998,772	12,964,947
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$101,496,104	$80,501,771
Aggregate unrealized appreciation of investments and derivatives	$ 3,578,769	$ 3,702,214
Aggregate unrealized depreciation of investments and derivatives	(122,806)	(63,836)
Net unrealized appreciation of investments and derivatives	$ 3,455,963	$ 3,638,378
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Aggressive Growth Allocation Managed Risk Funds–24

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2019:
Level 1	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$101,943,548	$81,531,260
Unaffiliated Investment Companies	3,008,519	2,608,889
Total Investments	$104,952,067	$84,140,149
Derivatives:
Liabilities:
Futures Contracts	$ (9,395)	$ (4,705)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2019 was as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Year ended December 31, 2019
Ordinary income	$2,372,905	$1,659,533
Long-term capital gains	1,556,674	1,966,708
Return of capital	140,966	23,340
Total	$4,070,545	$3,649,581
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Other temporary differences	$ (136,880)	$ (556,332)
Net unrealized appreciation	3,455,963	3,638,378
Distributable earnings/(accumulated loss)	$3,319,083	$3,082,046
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2019, there were no permanent differences requiring a reclassification.
LVIP Aggressive Growth Allocation Managed Risk Funds–25

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund		LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Year Ended	11/1/18 * to	Year Ended	11/1/18 * to
	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	197,539	1,000	15,500	1,000
Service Class	9,399,453	828,070	7,639,271	685,908
Shares reinvested:
Standard Class	7,892	19	612	14
Service Class	371,880	15,290	338,915	9,312
	9,976,764	844,379	7,994,298	696,234
Shares redeemed:
Standard Class	(11,125)	—	(3,060)	—
Service Class	(1,000,584)	(708)	(836,351)	(239)
	(1,011,709)	(708)	(839,411)	(239)
Net increase	8,965,055	843,671	7,154,887	695,995

*	Date of commencement of operations.
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2019 were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$—	Variation margin due to broker on futures contracts	$(9,395)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP Aggressive Growth Allocation Managed Risk Funds–26

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(258,357)	$ (60,980)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	5,950	2,912
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	37,392	(43,648)
Total		$(215,015)	$(101,716)
Fair values of derivative instruments as of December 31, 2019 were as follows:
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$—	Variation margin due to broker on futures contracts	$(4,705)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(705,076)	$ (96,841)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(17,987)	(39,763)
Total		$(723,063)	$(136,604)
LVIP Aggressive Growth Allocation Managed Risk Funds–27

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$1,759,683	$535,120
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	2,121,034	788,130
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–28

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the year then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Aggressive Growth Allocation Managed Risk Funds–29

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-year period ended March 31, 2019. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Aggressive Growth Allocation Managed Risk Funds–30

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
The Board reviewed the performance of the Equity Sleeve of the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund. In its review, the Board considered the Fund’s quarterly return provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to the quarterly average return of funds included in the Morningstar Allocation – 70% to 85% Equity funds category. The Board considered that the Fund commenced operations in November 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was higher than the median net management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund commenced operations in November 2018 and that LIAC had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
The Board reviewed the performance of the Equity Sleeve of LVIP Global Aggressive Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to the quarterly average return of funds included in the Morningstar World Allocation funds category. The Board considered that the Fund commenced operations in November 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was higher than the median net management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio (including AFFE) of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had commenced operations in November 2018 and that LIAC had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
LVIP Aggressive Growth Allocation Managed Risk Funds–31

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable subadvised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Aggressive Growth Allocation Managed Risk Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Aggressive Growth Allocation Managed Risk Funds–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Aggressive Growth Allocation Managed Risk Funds–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Aggressive Growth Allocation Managed Risk Funds–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Aggressive Growth Allocation Managed Risk Funds–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Aggressive Growth Allocation Managed Risk Funds–37

LVIP American Allocation Funds
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP American Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP American Balanced Allocation Fund returned 17.63% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Balanced Allocation Composite1, returned 20.09% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 8.72%.
The LVIP American Growth Allocation Fund returned 19.61% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Growth Allocation Composite3, returned 21.64% and its broad-based benchmark index, the S&P 500® Index4, returned 31.49%.
The LVIP American Income Allocation Fund returned 14.30% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Income Allocation Composite5, returned 16.66% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.72%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500® Index earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP American Allocation Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds. The American Funds are actively managed funds, whose investment process emphasizes superior stock selection based on bottom up fundamental research.
From a return standpoint, US and non-US equities broadly outperformed fixed income on a relative basis in 2019. The equity results were mixed for the Funds as the domestic equity portion of the LVIP American Allocation Funds generally underperformed the S&P 500® Index, while the non-US equity portion outperformed the MSCI EAFE® NR Index6 in 2019. A subset of domestic funds utilized in the Funds maintained a value bias and a cash allocation which detracted from returns on a relative basis. The fixed income allocations within the LVIP American Allocation Funds delivered varied returns in 2019. The Funds’ allocations to fixed income generally detracted from results as they maintained a shorter duration profile relative to the Bloomberg Barclays U.S. Aggregate Bond Index.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Maria Ma
Mike Hoppe
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP American Balanced Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Balanced Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,701 for the Standard Class shares and to $19,066 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 8/2/10 through 12/31/19. The same $10,000 investment would have increased to $21,087 and $13,595, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 17.63%
Five Years	+ 6.45%
Inception (8/2/10)	+ 7.46%
Service Class Shares
One Year	+ 17.22%
Five Years	+ 6.07%
Inception (8/2/10)	+ 7.09%
LVIP American Growth Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,982 for the Standard Class shares and to $20,307 for the Service Class shares. For comparison, look at how the Growth Allocation Composite and S&P 500® Index did from 8/2/10 through 12/31/19. The same $10,000 investment would have increased to $21,892 and $34,938, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 19.61%
Five Years	+ 7.10%
Inception (8/2/10)	+ 8.18%
Service Class Shares
One Year	+ 19.20%
Five Years	+ 6.73%
Inception (8/2/10)	+ 7.81%

LVIP American Allocation Funds–2

LVIP American Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP American Income Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Income Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,390 for the Standard Class shares and to $16,828 for the Service Class shares. For comparison, look at how the Income Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 8/2/10 through 12/31/19. The same $10,000 investment would have increased to $18,937 and $13,595, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 14.30%
Five Years	+ 5.19%
Inception (8/2/10)	+ 6.05%
Service Class Shares
One Year	+ 13.90%
Five Years	+ 4.83%
Inception (8/2/10)	+ 5.68%
1. The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Bloomberg Barclays U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE® NR Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid
ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, U.S. Aggregate-eligible securities also contribute to the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986 with history backfilled to January 1, 1976.
3. The Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Index, 40% S&P 500® Index and 30% MSCI EAFE® NR Index.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Bloomberg Barclays U.S. Aggregate Index, 30% S&P 500® Index and 10% MSCI EAFE® NR Index.
6. The MSCI EAFE®NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP American Allocation Funds–3

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP American Balanced Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,060.60	0.25%	$1.30
Service Class Shares	1,000.00	1,058.70	0.60%	3.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.25%	$1.28
Service Class Shares	1,000.00	1,022.20	0.60%	3.06
LVIP American Growth Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,067.70	0.25%	$1.30
Service Class Shares	1,000.00	1,065.90	0.60%	3.12
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.25%	$1.28
Service Class Shares	1,000.00	1,022.20	0.60%	3.06

LVIP American Allocation Funds–4

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP American Income Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,047.50	0.28%	$1.45
Service Class Shares	1,000.00	1,045.70	0.63%	3.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.28%	$1.43
Service Class Shares	1,000.00	1,022.00	0.63%	3.21

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Allocation Funds–5

LVIP American Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2019
LVIP American Balanced Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	2.92%
Investment Company	2.92%
Fixed Income Fund	2.92%
Unaffiliated Investments	97.19%
Investment Companies	97.19%
Asset Allocation Fund	15.10%
Equity Funds	31.58%
Fixed Income Funds	31.18%
Global Equity Funds	6.12%
Global Fixed Income Fund	1.97%
International Equity Funds	11.24%
Money Market Fund	0.00%
Total Investments	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%
LVIP American Growth Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.98%
Asset Allocation Fund	11.01%
Equity Funds	36.46%
Fixed Income Funds	26.11%
Global Equity Funds	8.11%
International Equity Funds	18.29%
Total Investments	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%
LVIP American Income Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.86%
Asset Allocation Fund	14.19%
Equity Funds	22.56%
Fixed Income Funds	52.94%
Global Equity Fund	2.05%
Global Fixed Income Fund	2.97%
International Equity Funds	5.15%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%

LVIP American Allocation Funds–6

LVIP American Balanced Allocation Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–2.92%
INVESTMENT COMPANY–2.92%
Fixed Income Fund–2.92%
✢American Funds Insurance Series®– Mortgage Fund	2,514,848	$ 26,556,799
Total Affiliated Investment (Cost $25,754,017)		26,556,799
UNAFFILIATED INVESTMENTS–97.19%
INVESTMENT COMPANIES–97.19%
Asset Allocation Fund–15.10%
✧American Funds®– Capital Income Builder	2,168,456	137,284,940
		137,284,940
Equity Funds–31.58%
✧American Funds®– American Mutual Fund	1,266,503	55,130,876
✢American Funds Insurance Series®-
Blue Chip Income & Growth Fund	4,807,235	65,186,101
Growth Fund	1,370,090	111,278,745
Growth-Income Fund	1,093,925	55,472,945
		287,068,667
Fixed Income Funds–31.18%
✧American Funds®-
Bond Fund of America	12,154,029	159,096,238
High-Income Trust	1,808,198	18,226,631
Intermediate Bond Fund of America	5,264,500	70,807,526
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	2,863,154	35,331,326
		283,461,721
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Funds–6.12%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,174,202	$ 18,693,293
Global Small Capitalization Fund	1,376,932	36,901,793
		55,595,086
Global Fixed Income Fund–1.97%
✢American Funds Insurance Series®– Global Bond Fund	1,475,473	17,882,727
		17,882,727
International Equity Funds–11.24%
✢American Funds Insurance Series®-
International Fund	3,561,908	74,301,400
New World Fund	1,076,688	27,821,630
		102,123,030
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	14,599	14,599
		14,599
Total Unaffiliated Investments (Cost $762,165,600)		883,430,770

TOTAL INVESTMENTS–100.11% (Cost $787,919,617)	909,987,569
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(1,020,797)
NET ASSETS APPLICABLE TO 69,547,921 SHARES OUTSTANDING–100.00%	$908,966,772
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($37,760,328 / 2,887,460 Shares)	$13.077
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($871,206,444 / 66,660,461 Shares)	$13.069
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$766,772,103
Distributable earnings/(accumulated loss)	142,194,669
TOTAL NET ASSETS	$908,966,772

LVIP American Allocation Funds–7

LVIP American Balanced Allocation Fund
Statement of Net Assets (continued)
✢ Class 1 shares.
✧ Class R-6 shares.
★ Includes $3,323,524 payable for securities purchased, $685,520 payable for fund shares redeemed, $37,290 other accrued expenses payable and $432,220 due to manager and affiliates as of December 31, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–8

LVIP American Growth Allocation Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.98%
Asset Allocation Fund–11.01%
✧American Funds®– Capital Income Builder	1,525,125	$ 96,555,624
		96,555,624
Equity Funds–36.46%
✧American Funds®– American Mutual Fund	1,417,107	61,686,668
✢American Funds Insurance Series®-
Blue Chip Income & Growth Fund	5,269,281	71,451,445
Growth Fund	1,314,024	106,725,030
Growth-Income Fund	1,573,732	79,803,979
		319,667,122
Fixed Income Funds–26.11%
✧American Funds®-
Bond Fund of America	9,713,104	127,144,536
Intermediate Bond Fund of America	4,417,596	59,416,671
Mortgage Fund	2,529,152	25,468,555
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	1,372,879	16,941,326
		228,971,088
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Funds–8.11%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,689,330	$ 26,894,129
Global Small Capitalization Fund	1,650,666	44,237,859
		71,131,988
International Equity Funds–18.29%
✧American Funds®– New World Fund	506,382	35,684,716
✢American Funds Insurance Series®– International Fund	5,978,713	124,715,955
		160,400,671
Total Investment Companies (Cost $747,126,192)		876,726,493

TOTAL INVESTMENTS–99.98% (Cost $747,126,192)	876,726,493
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	215,915
NET ASSETS APPLICABLE TO 65,199,286 SHARES OUTSTANDING–100.00%	$876,942,408
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($17,758,323 / 1,319,478 Shares)	$13.459
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($859,184,085 / 63,879,808 Shares)	$13.450
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$725,102,391
Distributable earnings/(accumulated loss)	151,840,017
TOTAL NET ASSETS	$876,942,408

✧ Class R-6 shares.
✢ Class 1 shares.
★ Includes $2,860,183 payable for securities purchased, $214,680 payable for fund shares redeemed, $36,684 other accrued expenses payable, $422,159 due to manager and affiliates and $292,973 due to custodian as of December 31, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–9

LVIP American Income Allocation Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.86%
Asset Allocation Fund–14.19%
✧American Funds®– Capital Income Builder	460,730	$ 29,168,806
		29,168,806
Equity Funds–22.56%
✧American Funds®-
American Mutual Fund	240,271	10,459,012
Investment Company of America	267,914	10,598,674
✢American Funds Insurance Series®-
Growth Fund	233,946	19,001,124
Growth-Income Fund	124,525	6,314,637
		46,373,447
Fixed Income Funds–52.94%
✧American Funds®-
High-Income Trust	411,618	4,149,109
Intermediate Bond Fund of America	1,797,202	24,172,376
Mortgage Fund	800,280	8,058,823
✢American Funds Insurance Series®-
Bond Fund	5,403,785	60,360,276
U.S. Government/AAA-Rated Securities Fund	977,414	12,061,288
		108,801,872
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–2.05%
✢American Funds Insurance Series®– Global Small Capitalization Fund	156,742	$ 4,200,679
		4,200,679
Global Fixed Income Fund–2.97%
✢American Funds Insurance Series®– Global Bond Fund	503,732	6,105,230
		6,105,230
International Equity Funds–5.15%
✧American Funds®– New World Fund	60,099	4,235,166
✢American Funds Insurance Series®– International Fund	304,096	6,343,442
		10,578,608
Total Investment Companies (Cost $189,043,152)		205,228,642

TOTAL INVESTMENTS–99.86% (Cost $189,043,152)	205,228,642
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	294,122
NET ASSETS APPLICABLE TO 17,574,275 SHARES OUTSTANDING–100.00%	$205,522,764
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($10,924,181 / 933,647 Shares)	$11.701
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($194,598,583 / 16,640,628 Shares)	$11.694
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$187,854,887
Distributable earnings/(accumulated loss)	17,667,877
TOTAL NET ASSETS	$205,522,764

✧ Class R-6 shares.
✢ Class 1 shares.
★ Includes $364,360 payable for securities purchased, $74,393 payable for fund shares redeemed, $31,651 other accrued expenses payable, $97,670 due to manager and affiliates and $89,791 due to custodian as of December 31, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–10

LVIP American Allocation Funds
Statements of Operations
Year Ended December 31, 2019
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 19,701,888	$ 17,942,869	$ 5,030,944
Dividends from affiliated investments	701,026	—	—
	20,402,914	17,942,869	5,030,944
EXPENSES:
Distribution fees-Service Class	2,952,417	2,939,849	654,124
Management fees	2,195,067	2,140,304	491,336
Shareholder servicing fees	254,628	248,275	56,995
Accounting and administration expenses	104,338	102,958	56,802
Reports and statements to shareholders	34,519	28,136	8,686
Professional fees	28,880	28,582	21,492
Trustees’ fees and expenses	25,790	25,157	5,789
Custodian fees	17,118	17,997	8,170
Consulting fees	2,307	2,288	1,878
Pricing fees	678	504	564
Other	12,716	13,487	3,914
	5,628,458	5,547,537	1,309,750
Less:
Management fees waived	(439,013)	(428,061)	(98,267)
Total operating expenses	5,189,445	5,119,476	1,211,483
NET INVESTMENT INCOME	15,213,469	12,823,393	3,819,461
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	28,137	—	—
Sale of unaffiliated investments	(659,905)	(1,341,754)	(317,303)
Distributions from unaffiliated investment companies	32,910,539	37,234,235	4,234,990
Net realized gain	32,278,771	35,892,481	3,917,687
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	621,049	—	—
Unaffiliated investments	90,519,399	100,834,496	17,805,356
Net change in unrealized appreciation (depreciation)	91,140,448	100,834,496	17,805,356
NET REALIZED AND UNREALIZED GAIN	123,419,219	136,726,977	21,723,043
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$138,632,688	$149,550,370	$25,542,504
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–11

LVIP American Allocation Funds
Statements of Changes in Net Assets
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 15,213,469	$ 12,067,038	$ 12,823,393	$ 10,674,201	$ 3,819,461	$ 3,323,059
Net realized gain	32,278,771	37,943,473	35,892,481	52,636,881	3,917,687	10,169,793
Net change in unrealized appreciation (depreciation)	91,140,448	(87,810,663)	100,834,496	(108,688,369)	17,805,356	(19,205,991)
Net increase (decrease) in net assets resulting from operations	138,632,688	(37,800,152)	149,550,370	(45,377,287)	25,542,504	(5,713,139)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,233,576)	(1,691,917)	(1,320,152)	(935,295)	(745,192)	(352,057)
Service Class	(48,948,400)	(41,001,642)	(61,799,759)	(48,802,113)	(13,041,156)	(6,738,608)
	(51,181,976)	(42,693,559)	(63,119,911)	(49,737,408)	(13,786,348)	(7,090,665)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,311,779	5,440,288	2,789,243	2,125,981	2,655,815	1,340,478
Service Class	68,272,727	70,577,297	41,385,757	72,696,903	25,865,507	20,646,391
Reinvestment of dividends and distributions:
Standard Class	2,233,576	1,691,917	1,320,152	935,295	745,192	352,057
Service Class	48,948,400	41,001,642	61,799,759	48,802,113	13,041,156	6,738,608
	125,766,482	118,711,144	107,294,911	124,560,292	42,307,670	29,077,534
Cost of shares redeemed:
Standard Class	(4,815,386)	(7,305,446)	(2,442,892)	(2,543,886)	(1,631,249)	(1,576,760)
Service Class	(126,403,120)	(125,862,058)	(124,362,713)	(120,786,422)	(34,286,925)	(39,578,952)
	(131,218,506)	(133,167,504)	(126,805,605)	(123,330,308)	(35,918,174)	(41,155,712)
Increase (decrease) in net assets derived from capital share transactions	(5,452,024)	(14,456,360)	(19,510,694)	1,229,984	6,389,496	(12,078,178)
NET INCREASE (DECREASE) IN NET ASSETS	81,998,688	(94,950,071)	66,919,765	(93,884,711)	18,145,652	(24,881,982)
NET ASSETS:
Beginning of year	826,968,084	921,918,155	810,022,643	903,907,354	187,377,112	212,259,094
End of year	$ 908,966,772	$ 826,968,084	$ 876,942,408	$ 810,022,643	$205,522,764	$187,377,112
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.823	$ 12.998	$ 11.865	$ 11.893	$ 12.768
Income (loss) from investment operations:
Net investment income[1]	0.265	0.218	0.238	0.235	0.237
Net realized and unrealized gain (loss)	1.794	(0.724)	1.508	0.503	(0.328)
Total from investment operations	2.059	(0.506)	1.746	0.738	(0.091)
Less dividends and distributions from:
Net investment income	(0.323)	(0.263)	(0.282)	(0.256)	(0.363)
Net realized gain	(0.482)	(0.406)	(0.331)	(0.510)	(0.421)
Total dividends and distributions	(0.805)	(0.669)	(0.613)	(0.766)	(0.784)
Net asset value, end of period	$ 13.077	$ 11.823	$ 12.998	$ 11.865	$ 11.893
Total return[2]	17.63%	(4.06%)	14.80%	6.20%	(0.68%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 37,760	$ 30,739	$ 33,900	$30,474	$ 30,201
Ratio of expenses to average net assets[3]	0.25%	0.25%	0.24%	0.23%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.29%	0.28%	0.27%
Ratio of net investment income to average net assets	2.07%	1.69%	1.87%	1.94%	1.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.02%	1.64%	1.82%	1.89%	1.80%
Portfolio turnover	12%	41%	27%	30%	25%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–13

LVIP American Balanced Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.819	$ 12.991	$ 11.860	$ 11.890	$ 12.765
Income (loss) from investment operations:
Net investment income[1]	0.220	0.172	0.193	0.192	0.192
Net realized and unrealized gain (loss)	1.790	(0.721)	1.506	0.501	(0.328)
Total from investment operations	2.010	(0.549)	1.699	0.693	(0.136)
Less dividends and distributions from:
Net investment income	(0.278)	(0.217)	(0.237)	(0.213)	(0.318)
Net realized gain	(0.482)	(0.406)	(0.331)	(0.510)	(0.421)
Total dividends and distributions	(0.760)	(0.623)	(0.568)	(0.723)	(0.739)
Net asset value, end of period	$ 13.069	$ 11.819	$ 12.991	$ 11.860	$ 11.890
Total return[2]	17.22%	(4.39%)	14.41%	5.83%	(1.03%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$871,206	$796,230	$888,018	$794,787	$782,499
Ratio of expenses to average net assets[3]	0.60%	0.60%	0.59%	0.58%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.65%	0.64%	0.63%	0.62%
Ratio of net investment income to average net assets	1.72%	1.34%	1.52%	1.59%	1.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.67%	1.29%	1.47%	1.54%	1.45%
Portfolio turnover	12%	41%	27%	30%	25%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 12.168	$ 13.632	$ 12.207	$ 12.265	$ 13.298
Income (loss) from investment operations:
Net investment income[1]	0.244	0.210	0.222	0.229	0.243
Net realized and unrealized gain (loss)	2.099	(0.856)	1.904	0.561	(0.369)
Total from investment operations	2.343	(0.646)	2.126	0.790	(0.126)
Less dividends and distributions from:
Net investment income	(0.314)	(0.272)	(0.258)	(0.251)	(0.370)
Net realized gain	(0.738)	(0.546)	(0.443)	(0.597)	(0.537)
Total dividends and distributions	(1.052)	(0.818)	(0.701)	(0.848)	(0.907)
Net asset value, end of period	$ 13.459	$ 12.168	$ 13.632	$ 12.207	$ 12.265
Total return[2]	19.61%	(5.00%)	17.56%	6.45%	(0.89%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 17,758	$ 14,524	$ 15,691	$15,462	$ 13,884
Ratio of expenses to average net assets[3]	0.25%	0.25%	0.24%	0.22%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.29%	0.27%	0.27%
Ratio of net investment income to average net assets	1.84%	1.55%	1.68%	1.84%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	1.50%	1.63%	1.79%	1.77%
Portfolio turnover	12%	44%	26%	30%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–15

LVIP American Growth Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 12.163	$ 13.624	$ 12.203	$ 12.263	$ 13.295
Income (loss) from investment operations:
Net investment income[1]	0.197	0.162	0.175	0.185	0.196
Net realized and unrealized gain (loss)	2.095	(0.853)	1.901	0.560	(0.368)
Total from investment operations	2.292	(0.691)	2.076	0.745	(0.172)
Less dividends and distributions from:
Net investment income	(0.267)	(0.224)	(0.212)	(0.208)	(0.323)
Net realized gain	(0.738)	(0.546)	(0.443)	(0.597)	(0.537)
Total dividends and distributions	(1.005)	(0.770)	(0.655)	(0.805)	(0.860)
Net asset value, end of period	$ 13.450	$ 12.163	$ 13.624	$ 12.203	$ 12.263
Total return[2]	19.20%	(5.34%)	17.15%	6.08%	(1.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$859,184	$795,498	$888,216	$815,300	$819,345
Ratio of expenses to average net assets[3]	0.60%	0.60%	0.59%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.65%	0.64%	0.62%	0.62%
Ratio of net investment income to average net assets	1.49%	1.20%	1.33%	1.49%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.44%	1.15%	1.28%	1.44%	1.42%
Portfolio turnover	12%	44%	26%	30%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–16

LVIP American Income Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.012	$ 11.770	$ 11.098	$ 11.047	$ 11.827
Income (loss) from investment operations:
Net investment income[1]	0.267	0.229	0.225	0.234	0.226
Net realized and unrealized gain (loss)	1.287	(0.526)	0.911	0.388	(0.310)
Total from investment operations	1.554	(0.297)	1.136	0.622	(0.084)
Less dividends and distributions from:
Net investment income	(0.286)	(0.258)	(0.278)	(0.258)	(0.361)
Net realized gain	(0.579)	(0.203)	(0.186)	(0.313)	(0.335)
Total dividends and distributions	(0.865)	(0.461)	(0.464)	(0.571)	(0.696)
Net asset value, end of period	$ 11.701	$ 11.012	$ 11.770	$ 11.098	$ 11.047
Total return[2]	14.30%	(2.57%)	10.27%	5.62%	(0.70%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10,924	$ 8,626	$ 9,096	$ 7,772	$ 7,355
Ratio of expenses to average net assets[3]	0.28%	0.28%	0.27%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.33%	0.33%	0.32%	0.30%	0.30%
Ratio of net investment income to average net assets	2.28%	1.95%	1.92%	2.06%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.23%	1.90%	1.87%	2.01%	1.86%
Portfolio turnover	17%	31%	32%	31%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–17

LVIP American Income Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.009	$ 11.764	$ 11.094	$ 11.044	$ 11.823
Income (loss) from investment operations:
Net investment income[1]	0.225	0.188	0.183	0.194	0.184
Net realized and unrealized gain (loss)	1.285	(0.525)	0.910	0.387	(0.308)
Total from investment operations	1.510	(0.337)	1.093	0.581	(0.124)
Less dividends and distributions from:
Net investment income	(0.246)	(0.215)	(0.237)	(0.218)	(0.320)
Net realized gain	(0.579)	(0.203)	(0.186)	(0.313)	(0.335)
Total dividends and distributions	(0.825)	(0.418)	(0.423)	(0.531)	(0.655)
Net asset value, end of period	$ 11.694	$ 11.009	$ 11.764	$ 11.094	$ 11.044
Total return[2]	13.90%	(2.91%)	9.89%	5.25%	(1.04%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$194,599	$178,751	$203,163	$185,535	$177,613
Ratio of expenses to average net assets[3]	0.63%	0.63%	0.62%	0.60%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.68%	0.68%	0.67%	0.65%	0.65%
Ratio of net investment income to average net assets	1.93%	1.60%	1.57%	1.71%	1.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.88%	1.55%	1.52%	1.66%	1.51%
Portfolio turnover	17%	31%	32%	31%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–18

LVIP American Allocation Funds
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Funds’ shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, each Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2019, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Allocation Funds–19

LVIP American Allocation Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of each Fund's average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administrative	$49,982	$48,852	$11,183
Legal	9,902	9,681	2,214
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2019, these fees were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Printing and mailing	$16,339	$10,247	$3,707
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, each Fund had liabilities payable to affiliates as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$152,926	$147,469	$34,772
Distribution fees payable to LFD	256,575	252,865	57,692
Printing and mailing fees payable to Lincoln Life	545	442	164
Shareholder servicing fees payable to Lincoln Life	22,174	21,383	5,042
LVIP American Allocation Funds–20

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2019, were as follows:
LVIP American Balanced Allocation Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-2.92%@
Fixed Income Fund-2.92%@
✢American Funds Insurance Series® – Mortgage Fund	$25,476,497	$3,393,023	$2,961,907	$28,137	$621,049	$26,556,799	2,514,848	$701,026	$—

@ As a percentage of Net Assets as of December 31, 2019.
✢ Class 1 shares.
3. Investments
For the year ended December 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$107,249,022	$100,519,939	$32,687,732
Sales	115,449,932	133,969,498	32,554,592
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$797,039,679	$757,647,370	$191,501,942
Aggregate unrealized appreciation of investments	$113,179,063	$119,079,123	$ 14,000,394
Aggregate unrealized depreciation of investments	(231,173)	—	(273,694)
Net unrealized appreciation of investments	$112,947,890	$119,079,123	$ 13,726,700
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP American Allocation Funds–21

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2019:
Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investments:
Assets:
Affiliated Investment Company	$ 26,556,799	$ —	$ —
Unaffiliated Investment Companies	883,430,770	876,726,493	205,228,642
Total Investments	$909,987,569	$876,726,493	$205,228,642
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year ended December 31, 2019
Ordinary income	$18,547,127	$16,112,235	$ 4,403,043
Long-term capital gains	32,634,849	47,007,676	9,383,305
Total	$51,181,976	$63,119,911	$13,786,348
Year ended December 31, 2018
Ordinary income	$16,149,086	$15,579,319	$ 3,784,148
Long-term capital gains	26,544,473	34,158,089	3,306,517
Total	$42,693,559	$49,737,408	$ 7,090,665
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed long-term capital gains	$ 29,246,779	$ 32,760,894	$ 3,941,176
Other temporary differences	—	—	1
Net unrealized appreciation	112,947,890	119,079,123	13,726,700
Distributable earnings/(accumulated loss)	$142,194,669	$151,840,017	$17,667,877
LVIP American Allocation Funds–22

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	488,753	417,701	209,837	157,073	225,088	114,385
Service Class	5,336,900	5,453,051	3,149,283	5,353,518	2,217,746	1,772,687
Shares reinvested:
Standard Class	173,446	136,836	100,481	72,503	64,218	31,311
Service Class	3,813,240	3,309,833	4,721,060	3,774,476	1,126,814	598,305
	9,812,339	9,317,421	8,180,661	9,357,570	3,633,866	2,516,688
Shares redeemed:
Standard Class	(374,551)	(562,757)	(184,504)	(186,951)	(139,030)	(135,185)
Service Class	(9,858,249)	(9,753,264)	(9,392,133)	(8,923,189)	(2,940,778)	(3,404,602)
	(10,232,800)	(10,316,021)	(9,576,637)	(9,110,140)	(3,079,808)	(3,539,787)
Net increase (decrease)	(420,461)	(998,600)	(1,395,976)	247,430	554,058	(1,023,099)
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
8. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
9. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Allocation Funds–23

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, and LVIP American Income Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP American Allocation Funds–24

LVIP American Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2019. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Balanced Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Balanced Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for one-year period, below the return of the Morningstar peer group median and the benchmark index for the three-year period and the same as the return of the Morningstar peer group median and below the benchmark index for the five-year period. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Growth Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Allocation Composite). The Board noted that the Fund’s total return was above the Morningstar peer group median and below the benchmark index for the one- and five-year periods and above the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board concluded that the services provided by LIAC were satisfactory.
LVIP American Allocation Funds–25

LVIP American Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP American Income Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Income Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one- and five-year periods and below the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2020. The Board noted that the net investment management fee for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund, giving effect to each Fund’s advisory fee waiver, was higher than the median net investment management fee of the Fund’s respective Morningstar peer group and that the net expense ratio (plus acquired fund fees and expenses (“AFFE”)) for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund was lower than the median net expense ratio (including AFFE) of its respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP American Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Allocation Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Allocation Funds–31

LVIP American Century Select Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP American Century Select Mid Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: American Century Investment Management, Inc.
SSGA Funds Management, Inc.
The Fund returned 27.80% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell Midcap® Value Index1, returned 27.06%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500 Index2 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund utilizes a volatility management overlay and invests predominantly in mid cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a slight growth bias relative to its Russell Mid Cap Value benchmark. During calendar year 2019, exposure to growth oriented equities generally contributed to relative returns.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
American Century Investment Management, Inc.:	Rob Brookby
Phillip Davidson
Michael Liss
Kevin Toney
Brian Woglom
Nalin Yogasundram
SSGA Funds Management, Inc.:	Timothy Furbush
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Century Select Mid Cap Managed Volatility Fund–1

LVIP American Century Select Mid Cap Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 1/2/14 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Century Select Mid Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,818 for the Standard Class shares and to $16,469 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $16,562. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 27.80%
Five Years	+ 8.06%
Inception (1/2/14)	+ 9.06%
Service Class Shares
One Year	+ 27.35%
Five Years	+ 7.68%
Inception (1/2/14)	+ 8.68%
1. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth value.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP American Century Select Mid Cap Managed Volatility Fund–2

LVIP American Century Select Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,090.50	0.60%	$3.16
Service Class Shares	1,000.00	1,088.40	0.95%	5.00
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.10	0.60%	$3.06
Service Class Shares	1,000.00	1,020.20	0.95%	4.84

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP American Century Select Mid Cap Managed Volatility Fund–3

LVIP American Century Select Mid Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Common Stock	90.20%
Aerospace & Defense	1.38%
Airlines	1.15%
Auto Components	1.19%
Automobiles	1.19%
Banks	7.20%
Beverages	0.38%
Biotechnology	0.58%
Building Products	1.30%
Capital Markets	4.95%
Commercial Services & Supplies	0.82%
Communications Equipment	0.46%
Construction Materials	0.29%
Containers & Packaging	2.12%
Distributors	1.20%
Diversified Consumer Services	0.21%
Electric Utilities	4.01%
Electrical Equipment	5.45%
Electronic Equipment, Instruments & Components	1.47%
Energy Equipment & Services	1.53%
Entertainment	0.51%
Equity Real Estate Investment Trusts	4.90%
Food & Staples Retailing	1.46%
Food Products	3.01%
Gas Utilities	1.42%
Health Care Equipment & Supplies	4.46%
Health Care Providers & Services	5.17%
Health Care Technology	0.82%
Hotels, Restaurants & Leisure	2.18%
Household Durables	0.62%
Household Products	0.66%
Insurance	4.37%
Interactive Media & Services	0.42%
IT Services	1.78%
Life Sciences Tools & Services	0.45%
Machinery	2.99%
Multiline Retail	0.56%
Multi-Utilities	1.90%
Oil, Gas & Consumable Fuels	2.11%
Paper & Forest Products	0.76%
Personal Products	0.16%
Pharmaceuticals	0.15%
Professional Services	0.66%
Road & Rail	0.97%
Semiconductors & Semiconductor Equipment	3.90%
Software	2.07%
Specialty Retail	2.07%
Technology Hardware, Storage & Peripherals	0.55%
Security Type/Sector	Percentage of Net Assets
Textiles, Apparel & Luxury Goods	0.21%
Thrifts & Mortgage Finance	0.63%
Trading Companies & Distributors	0.90%
Wireless Telecommunication Services	0.50%
Exchange-Traded Funds	2.52%
Money Market Fund	7.10%
Total Investments	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%

Top 10 Equity Holdings	Percentage of Net Assets
Zimmer Biomet Holdings	2.20%
Truist Financial	1.87%
Northern Trust	1.86%
Applied Materials	1.45%
Xcel Energy	1.44%
Emerson Electric	1.40%
Weyerhaeuser	1.40%
Hubbell	1.24%
Quest Diagnostics	1.18%
nVent Electric	1.17%
Total	15.21%
IT–Information Technology

LVIP American Century Select Mid Cap Managed Volatility Fund–4

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–90.20%
Aerospace & Defense–1.38%
BAE Systems	393,504	$ 2,943,937
Textron	67,044	2,990,163
TransDigm Group	2,199	1,231,440
		7,165,540
Airlines–1.15%
Southwest Airlines	111,047	5,994,317
		5,994,317
Auto Components–1.19%
Aptiv	31,241	2,966,958
BorgWarner	74,711	3,240,963
		6,207,921
Automobiles–1.19%
Honda Motor ADR	128,557	3,639,448
Thor Industries	33,989	2,525,043
		6,164,491
Banks–7.20%
Comerica	84,784	6,083,252
Commerce Bancshares	69,171	4,699,461
First Hawaiian	178,003	5,135,386
M&T Bank	28,811	4,890,667
Prosperity Bancshares	26,994	1,940,599
Truist Financial	172,381	9,708,498
UMB Financial	38,560	2,646,758
Westamerica Bancorporation	34,280	2,323,156
		37,427,777
Beverages–0.38%
Brown-Forman Class B	8,004	541,071
Constellation Brands Class A	7,479	1,419,140
		1,960,211
Biotechnology–0.58%
†Argenx ADR	2,502	401,621
†Exact Sciences	12,714	1,175,791
†Immunomedics	38,240	809,158
†Sage Therapeutics	3,114	224,800
†Turning Point Therapeutics	6,454	402,019
		3,013,389
Building Products–1.30%
Fortune Brands Home & Security	14,966	977,879
Johnson Controls International	141,634	5,765,920
		6,743,799
Capital Markets–4.95%
Ameriprise Financial	36,095	6,012,705
LPL Financial Holdings	24,291	2,240,845
MSCI	5,841	1,508,029
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Northern Trust	90,892	$ 9,656,366
S&P Global	6,337	1,730,318
State Street	50,684	4,009,104
Tradeweb Markets Class A	12,933	599,445
		25,756,812
Commercial Services & Supplies–0.82%
Republic Services	36,887	3,306,182
Waste Management	8,539	973,104
		4,279,286
Communications Equipment–0.46%
†Arista Networks	5,977	1,215,722
†F5 Networks	8,541	1,192,750
		2,408,472
Construction Materials–0.29%
Vulcan Materials	10,473	1,508,007
		1,508,007
Containers & Packaging–2.12%
Ball	15,471	1,000,509
Graphic Packaging Holding	116,898	1,946,352
Packaging Corp. of America	27,808	3,114,218
Sonoco Products	45,040	2,779,869
WestRock	50,496	2,166,783
		11,007,731
Distributors–1.20%
Genuine Parts	44,121	4,686,974
†LKQ	44,199	1,577,904
		6,264,878
Diversified Consumer Services–0.21%
†Bright Horizons Family Solutions	7,446	1,119,059
		1,119,059
Electric Utilities–4.01%
Edison International	72,827	5,491,884
Eversource Energy	33,333	2,835,638
Pinnacle West Capital	56,000	5,036,080
Xcel Energy	117,777	7,477,662
		20,841,264
Electrical Equipment–5.45%
AMETEK	24,286	2,422,286
Eaton	31,600	2,993,152
Emerson Electric	95,369	7,272,840
Hubbell	43,695	6,458,995
nVent Electric	238,285	6,095,330
Schneider Electric	21,093	2,164,891
LVIP American Century Select Mid Cap Managed Volatility Fund–5

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
†Sensata Technologies Holding	16,830	$ 906,632
		28,314,126
Electronic Equipment, Instruments & Components–1.47%
CDW	9,938	1,419,544
Cognex	12,779	716,135
†Keysight Technologies	15,656	1,606,775
TE Connectivity	40,518	3,883,245
		7,625,699
Energy Equipment & Services–1.53%
Baker Hughes	156,010	3,998,537
Schlumberger	98,871	3,974,614
		7,973,151
Entertainment–0.51%
†Live Nation Entertainment	20,064	1,433,974
†Take-Two Interactive Software	10,062	1,231,891
		2,665,865
Equity Real Estate Investment Trusts–4.90%
Empire State Realty Trust Class A	188,015	2,624,689
MGM Growth Properties Class A	138,038	4,275,037
Piedmont Office Realty Trust Class A	151,720	3,374,253
SBA Communications	12,075	2,909,954
Welltower	61,260	5,009,843
Weyerhaeuser	240,456	7,261,771
		25,455,547
Food & Staples Retailing–1.46%
Koninklijke Ahold Delhaize	167,415	4,186,764
Sysco	39,555	3,383,535
		7,570,299
Food Products–3.01%
Conagra Brands	130,722	4,475,921
JM Smucker	26,138	2,721,750
Kellogg	31,009	2,144,583
Mondelez International Class A	39,394	2,169,822
Orkla	410,507	4,162,873
		15,674,949
Gas Utilities–1.42%
Atmos Energy	30,234	3,381,975
Spire	48,053	4,003,296
		7,385,271
Health Care Equipment & Supplies–4.46%
†DexCom	3,063	670,001
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Hologic	61,275	$ 3,199,168
†Masimo	7,214	1,140,245
ResMed	7,694	1,192,339
Siemens Healthineers	55,465	2,658,826
Teleflex	6,067	2,283,861
†Varian Medical Systems	4,333	615,329
Zimmer Biomet Holdings	76,331	11,425,224
		23,184,993
Health Care Providers & Services–5.17%
Cardinal Health	94,974	4,803,785
†Centene	27,912	1,754,827
Encompass Health	33,885	2,347,214
†Henry Schein	51,494	3,435,680
McKesson	31,285	4,327,341
Quest Diagnostics	57,222	6,110,737
Universal Health Services Class B	28,445	4,080,720
		26,860,304
Health Care Technology–0.82%
Cerner	58,450	4,289,646
		4,289,646
Hotels, Restaurants & Leisure–2.18%
Carnival	76,357	3,881,226
†Chipotle Mexican Grill	1,861	1,557,862
Hilton Worldwide Holdings	8,232	913,011
†Planet Fitness Class A	18,357	1,370,901
Sodexo	30,347	3,596,350
		11,319,350
Household Durables–0.62%
PulteGroup	82,737	3,210,196
		3,210,196
Household Products–0.66%
Kimberly-Clark	25,132	3,456,907
		3,456,907
Insurance–4.37%
Aflac	57,264	3,029,266
Arthur J. Gallagher & Co.	10,756	1,024,294
Brown & Brown	46,052	1,818,133
Chubb	38,599	6,008,320
Globe Life	13,925	1,465,606
ProAssurance	98,414	3,556,682
Reinsurance Group of America	28,060	4,575,464
Travelers	9,072	1,242,410
		22,720,175

LVIP American Century Select Mid Cap Managed Volatility Fund–6

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services–0.42%
†Twitter	67,855	$ 2,174,753
		2,174,753
IT Services–1.78%
†Fiserv	48,505	5,608,633
†FleetCor Technologies	6,817	1,961,387
†Square Class A	27,324	1,709,390
		9,279,410
Life Sciences Tools & Services–0.45%
Bruker	27,088	1,380,675
†Mettler-Toledo International	1,225	971,768
		2,352,443
Machinery–2.99%
Cummins	23,090	4,132,186
Graco	10,042	522,184
IMI	238,905	3,730,987
Ingersoll-Rand	13,267	1,763,450
PACCAR	45,195	3,574,924
Parker-Hannifin	8,739	1,798,661
		15,522,392
Multiline Retail–0.56%
Target	22,828	2,926,778
		2,926,778
Multi-Utilities–1.90%
Ameren	47,387	3,639,322
NorthWestern	56,126	4,022,550
WEC Energy Group	23,938	2,207,802
		9,869,674
Oil, Gas & Consumable Fuels–2.11%
ConocoPhillips	83,637	5,438,914
Imperial Oil	82,351	2,178,397
Noble Energy	134,648	3,344,656
		10,961,967
Paper & Forest Products–0.76%
Mondi	168,440	3,954,724
		3,954,724
Personal Products–0.16%
Shiseido	11,600	823,716
		823,716
Pharmaceuticals–0.15%
†Catalent	14,125	795,238
		795,238
Professional Services–0.66%
†CoStar Group	816	488,213
†IHS Markit	18,369	1,384,104
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
Verisk Analytics Class A	10,323	$ 1,541,637
		3,413,954
Road & Rail–0.97%
Heartland Express	175,140	3,686,697
JB Hunt Transport Services	11,728	1,369,596
		5,056,293
Semiconductors & Semiconductor Equipment–3.90%
†Advanced Micro Devices	47,770	2,190,732
Applied Materials	123,674	7,549,061
Marvell Technology Group	37,212	988,351
Maxim Integrated Products	79,310	4,878,358
Microchip Technology	30,955	3,241,608
†Micron Technology	18,721	1,006,815
Xilinx	4,282	418,651
		20,273,576
Software–2.07%
†Atlassian Class A	10,252	1,233,726
†Cadence Design Systems	24,283	1,684,269
†Coupa Software	7,718	1,128,757
†Palo Alto Networks	3,868	894,475
†Paycom Software	5,277	1,397,138
†Proofpoint	9,853	1,130,927
†RingCentral Class A	8,574	1,446,177
†Splunk	12,223	1,830,639
		10,746,108
Specialty Retail–2.07%
Advance Auto Parts	33,452	5,357,672
†Burlington Stores	8,544	1,948,288
†Five Below	10,213	1,305,834
†Floor & Decor Holdings Class A	20,021	1,017,267
Tractor Supply	12,118	1,132,306
		10,761,367
Technology Hardware, Storage & Peripherals–0.55%
HP	138,088	2,837,708
		2,837,708
Textiles, Apparel & Luxury Goods–0.21%
†Lululemon Athletica	4,761	1,102,981
		1,102,981
Thrifts & Mortgage Finance–0.63%
Capitol Federal Financial	240,479	3,301,777
		3,301,777
Trading Companies & Distributors–0.90%
MSC Industrial Direct Class A	50,350	3,950,965

LVIP American Century Select Mid Cap Managed Volatility Fund–7

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†Univar	29,984	$ 726,812
		4,677,777
Wireless Telecommunication Services–0.50%
Rogers Communications Class B	52,408	2,602,340
		2,602,340
Total Common Stock (Cost $431,341,052)		469,004,408

EXCHANGE-TRADED FUNDS–2.52%
iShares Russell Mid-Cap Value ETF	128,773	12,203,817
	Number of Shares	Value (U.S. $)
EXCHANGE-TRADED FUNDSExchange-Traded Fund (continued)
SPDR S&P Oil & Gas Exploration & Production ETF	37,159	$ 880,669
Total Exchange-Traded Funds (Cost $12,419,710)		13,084,486
MONEY MARKET FUND–7.10%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	36,912,238	36,912,238
Total Money Market Fund (Cost $36,912,238)		36,912,238

TOTAL INVESTMENTS–99.82% (Cost $480,673,000)	519,001,132
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.18%	948,928
NET ASSETS APPLICABLE TO 37,091,799 SHARES OUTSTANDING–100.00%	$519,950,060
NET ASSET VALUE PER SHARE–LVIP AMERICAN CENTURY SELECT MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($16,815 / 1,199 Shares)	$14.029
NET ASSET VALUE PER SHARE–LVIP AMERICAN CENTURY SELECT MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($519,933,245 / 37,090,600 Shares)	$14.018
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$449,880,001
Distributable earnings/(accumulated loss)	70,070,059
TOTAL NET ASSETS	$519,950,060

† Non-income producing.
★ Includes $826,205 cash collateral held at broker for futures contracts, $35,006 variation margin due from broker on futures contracts, $1,439,026 payable for securities purchased, $65,322 payable for fund shares redeemed, $111 foreign currencies due to custodian, $20,615 other accrued expenses payable and $489,941 due to manager and affiliates as of December 31, 2019.
LVIP American Century Select Mid Cap Managed Volatility Fund–8

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2019:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	JPY	(328,182,397)	USD	3,016,718	3/31/20	$ —	$ (19,338)
BOA	JPY	9,124,258	USD	(84,358)	3/31/20	52	—
CSI	EUR	(9,883,085)	USD	11,095,147	3/31/20	—	(54,060)
CSI	EUR	239,550	USD	(267,519)	3/31/20	2,720	—
GSI	NOK	(31,903,418)	USD	3,539,680	3/31/20	—	(95,137)
GSI	NOK	862,521	USD	(98,256)	3/31/20	13	—
JPMC	GBP	(6,787,995)	USD	8,941,615	3/31/20	—	(72,162)
MSC	CAD	(5,315,640)	USD	4,041,717	3/31/20	—	(53,064)
Total Foreign Currency Exchange Contracts						$2,785	$(293,761)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
3	British Pound	$ 249,225	$ 248,418	3/16/20	$ 807	$ —
3	Euro	423,075	420,455	3/16/20	2,620	—
3	Japanese Yen	346,706	347,743	3/16/20	—	(1,037)
					3,427	(1,037)
Equity Contracts:
53	E-mini S&P 500 Index	8,562,415	8,421,926	3/20/20	140,489	—
59	E-mini S&P MidCap 400 Index	12,182,320	12,039,969	3/20/20	142,351	—
12	Euro STOXX 50 Index	501,938	503,003	3/20/20	—	(1,065)
3	FTSE 100 Index	297,995	297,429	3/20/20	566	—
1	Nikkei 225 Index (OSE)	217,569	215,113	3/12/20	2,456	—
					285,862	(1,065)
Total Futures Contracts					$289,289	$(2,102)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
BOA–Bank of America
CAD–Canadian Dollar
CSI–Credit Suisse International
ETF–Exchange-Traded Fund
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GSI–Goldman Sachs International
IT–Information Technology
JPMC–JPMorgan Chase
JPY–Japanese Yen
MSC–Morgan Stanley & Co.
NOK–Norwegian Krone
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
LVIP American Century Select Mid Cap Managed Volatility Fund–9

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
SPDR–Standard & Poor’s Depositary Receipt
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–10

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 6,950,871
Dividends from affiliated investments	2,450,008
Interest	7,279
Foreign taxes withheld	(23,378)
9,384,780
EXPENSES:
Management fees	3,399,140
Distribution fees-Service Class	1,586,212
Shareholder servicing fees	131,433
Accounting and administration expenses	80,231
Reports and statements to shareholders	69,868
Professional fees	36,423
Custodian fees	14,804
Trustees’ fees and expenses	13,092
Consulting fees	4,054
Pricing fees	1,936
Other	10,818
5,348,011
Less:
Management fees waived	(952,115)
Expenses reimbursed	(93,114)
Total operating expenses	4,302,782
NET INVESTMENT INCOME	5,081,998
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	800,194
Sale of unaffiliated investments	(4,056,947)
Distributions from affiliated investment companies	48,389,902
Foreign currencies	(2,082)
Foreign currency exchange contracts	351,593
Futures contracts	(3,398,120)
Net realized gain	42,084,540
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	20,174,327
Unaffiliated investments	38,328,132
Foreign currencies	779
Foreign currency exchange contracts	(290,976)
Futures contracts	979,550
Net change in unrealized appreciation (depreciation)	59,191,812
NET REALIZED AND UNREALIZED GAIN	101,276,352
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,358,350
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,081,998	$ 2,975,375
Net realized gain	42,084,540	19,119,268
Net change in unrealized appreciation (depreciation)	59,191,812	(67,071,086)
Net increase (decrease) in net assets resulting from operations	106,358,350	(44,976,443)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,087)	(725)
Service Class	(31,731,041)	(18,425,226)
	(31,732,128)	(18,425,951)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	85,680,215	93,851,603
Reinvestment of dividends and distributions:
Standard Class	1,087	725
Service Class	31,731,041	18,425,226
	117,412,343	112,277,554
Cost of shares redeemed:
Service Class	(45,670,105)	(42,540,110)
	(45,670,105)	(42,540,110)
Increase in net assets derived from capital share transactions	71,742,238	69,737,444
NET INCREASE IN NET ASSETS	146,368,460	6,335,050
NET ASSETS:
Beginning of year	373,581,600	367,246,550
End of year	$519,950,060	$373,581,600
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–11

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/19 [1]	12/31/18	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 11.749	$ 13.801	$ 12.418	$ 10.706	$ 11.348
Income (loss) from investment operations:
Net investment income[3]	0.199	0.154	0.154	0.164	0.177
Net realized and unrealized gain (loss)	3.034	(1.532)	1.552	1.740	(0.618)
Total from investment operations	3.233	(1.378)	1.706	1.904	(0.441)
Less dividends and distributions from:
Net investment income	(0.440)	(0.156)	(0.167)	(0.192)	(0.201)
Net realized gain	(0.513)	(0.518)	(0.156)	—	—
Total dividends and distributions	(0.953)	(0.674)	(0.323)	(0.192)	(0.201)
Net asset value, end of period	$ 14.029	$ 11.749	$ 13.801	$ 12.418	$ 10.706
Total return[4]	27.80%	(10.53%)	13.79%	17.83%	(3.91%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 17	$ 13	$ 15	$ 13	$ 11
Ratio of expenses to average net assets[5]	0.60%	0.06%	0.06%	0.04%	—
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.83%	0.82%	0.81%	0.83%	0.85%
Ratio of net investment income to average net assets	1.47%	1.12%	1.17%	1.43%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.23%	0.36%	0.42%	0.64%	0.72%
Portfolio turnover	58%	5%	7%	28%	15%

[1]	Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing Lincoln Investment Advisors Corporation.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–12

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/19 [1]	12/31/18	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 11.747	$ 13.796	$ 12.420	$ 10.708	$ 11.349
Income (loss) from investment operations:
Net investment income[3]	0.151	0.105	0.108	0.125	0.137
Net realized and unrealized gain (loss)	3.030	(1.523)	1.545	1.739	(0.616)
Total from investment operations	3.181	(1.418)	1.653	1.864	(0.479)
Less dividends and distributions from:
Net investment income	(0.397)	(0.113)	(0.121)	(0.152)	(0.162)
Net realized gain	(0.513)	(0.518)	(0.156)	—	—
Total dividends and distributions	(0.910)	(0.631)	(0.277)	(0.152)	(0.162)
Net asset value, end of period	$ 14.018	$ 11.747	$ 13.796	$ 12.420	$ 10.708
Total return[4]	27.35%	(10.85%)	13.39%	17.43%	(4.24%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$519,933	$ 373,568	$367,232	$259,496	$159,660
Ratio of expenses to average net assets[5]	0.95%	0.41%	0.41%	0.39%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.18%	1.17%	1.16%	1.18%	1.20%
Ratio of net investment income to average net assets	1.12%	0.77%	0.82%	1.08%	1.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.89%	0.01%	0.07%	0.29%	0.37%
Portfolio turnover	58%	5%	7%	28%	15%

[1]	Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing Lincoln Investment Advisors Corporation.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–13

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Prior to May 1, 2019, the Fund operated under a fund of fund structure.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Equity securities or ETFs listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP American Century Select Mid Cap Managed Volatility Fund–14

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
Prior to May 1, 2019, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.69% of the Fund’s average daily net assets.
Effective May 1, 2019, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.90% of the Fund’s average daily net assets for the Standard Class and 1.25% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
Prior to May 1, 2019, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceeded 0.06% of the Fund’s average daily net assets for the Standard Class and 0.41% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2019, no expense reimbursements were subject to recoupment.
Effective May 1, 2019, American Century Investment Management, Inc, (“American Century”) was added as a sub-adviser to the Fund and is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays American Century a fee based on the Fund’s average daily net assets. Prior to May 1, 2019, LIAC was responsible for the day-to-day management of a portion of the Fund’s investment portfolio now allocated to American Century.
SSGA Funds Management, Inc. (“SSGA”) is responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$25,332
Legal	5,004
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP American Century Select Mid Cap Managed Volatility Fund–15

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $39,438 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Management fees payable to LIAC	$325,474
Distribution fees payable to LFD	151,882
Shareholder servicing fees payable to Lincoln Life	12,585
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $1,587,594 and securities sales of $362,215, which resulted in net realized losses of $25,076.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES–0.00%@
Equity Funds-0.00%@
×,*American Century VP -Capital Appreciation Fund	$ 71,304,586	$17,321,813	$ 92,900,674	$ 5,057,821	$ (783,546)	$—	—	$ —	$13,965,555
×,*American Century VP - Mid Cap Value	282,304,579	50,299,388	349,304,213	(4,257,627)	20,957,873	—	—	2,450,008	34,424,347
Total	$353,609,165	$67,621,201	$442,204,887	$ 800,194	$20,174,327	$—		$2,450,008	$48,389,902

@ As a percentage of Net Assets as of December 31, 2019.
× Issuer is no longer an affiliate of the Fund at December 31, 2019.
* Class I shares.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$246,799,363
Sales	590,459,247
LVIP American Century Select Mid Cap Managed Volatility Fund–16

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$480,673,004
Aggregate unrealized appreciation of investments and derivatives	$ 43,733,744
Aggregate unrealized depreciation of investments and derivatives	(5,402,926)
Net unrealized appreciation of investments and derivatives	$ 38,330,818
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 7,165,540	$ —	$—	$ 7,165,540
Airlines	5,994,317	—	—	5,994,317
Auto Components	6,207,921	—	—	6,207,921
Automobiles	6,164,491	—	—	6,164,491
Banks	37,427,777	—	—	37,427,777
Beverages	1,960,211	—	—	1,960,211
Biotechnology	3,013,389	—	—	3,013,389
Building Products	6,743,799	—	—	6,743,799
Capital Markets	25,756,812	—	—	25,756,812
Commercial Services & Supplies	4,279,286	—	—	4,279,286
Communications Equipment	2,408,472	—	—	2,408,472
Construction Materials	1,508,007	—	—	1,508,007
Containers & Packaging	11,007,731	—	—	11,007,731
Distributors	6,264,878	—	—	6,264,878
Diversified Consumer Services	1,119,059	—	—	1,119,059
Electric Utilities	20,841,264	—	—	20,841,264
Electrical Equipment	28,314,126	—	—	28,314,126
Electronic Equipment, Instruments & Components	7,625,699	—	—	7,625,699
Energy Equipment & Services	7,973,151	—	—	7,973,151
Entertainment	2,665,865	—	—	2,665,865
Equity Real Estate Investment Trusts	25,455,547	—	—	25,455,547
Food & Staples Retailing	7,570,299	—	—	7,570,299
Food Products	11,512,076	4,162,873	—	15,674,949
Gas Utilities	7,385,271	—	—	7,385,271
LVIP American Century Select Mid Cap Managed Volatility Fund–17

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$ 20,526,167	$2,658,826	$—	$ 23,184,993
Health Care Providers & Services	26,860,304	—	—	26,860,304
Health Care Technology	4,289,646	—	—	4,289,646
Hotels, Restaurants & Leisure	11,319,350	—	—	11,319,350
Household Durables	3,210,196	—	—	3,210,196
Household Products	3,456,907	—	—	3,456,907
Insurance	22,720,175	—	—	22,720,175
Interactive Media & Services	2,174,753	—	—	2,174,753
IT Services	9,279,410	—	—	9,279,410
Life Sciences Tools & Services	2,352,443	—	—	2,352,443
Machinery	15,522,392	—	—	15,522,392
Multiline Retail	2,926,778	—	—	2,926,778
Multi-Utilities	9,869,674	—	—	9,869,674
Oil, Gas & Consumable Fuels	10,961,967	—	—	10,961,967
Paper & Forest Products	3,954,724	—	—	3,954,724
Personal Products	—	823,716	—	823,716
Pharmaceuticals	795,238	—	—	795,238
Professional Services	3,413,954	—	—	3,413,954
Road & Rail	5,056,293	—	—	5,056,293
Semiconductors & Semiconductor Equipment	20,273,576	—	—	20,273,576
Software	10,746,108	—	—	10,746,108
Specialty Retail	10,761,367	—	—	10,761,367
Technology Hardware, Storage & Peripherals	2,837,708	—	—	2,837,708
Textiles, Apparel & Luxury Goods	1,102,981	—	—	1,102,981
Thrifts & Mortgage Finance	3,301,777	—	—	3,301,777
Trading Companies & Distributors	4,677,777	—	—	4,677,777
Wireless Telecommunication Services	2,602,340	—	—	2,602,340
Exchange-Traded Funds	13,084,486	—	—	13,084,486
Money Market Fund	36,912,238	—	—	36,912,238
Total Investments	$511,355,717	$7,645,415	$—	$519,001,132
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 2,785	$—	$ 2,785
Futures Contracts	$289,289	$ —	$—	$ 289,289
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(293,761)	$—	$(293,761)
Futures Contracts	$ (2,102)	$ —	$—	$ (2,102)
As a result of utilizing International fair value pricing at December 31, 2019, a portion of the Fund’s common stock investments was categorized as Level 2.
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to mark-to-market of futures contracts, mark-to-market on forward contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$10,148,680	$4,089,831
Long-term capital gains	21,583,448	14,336,120
Total	$31,732,128	$18,425,951
LVIP American Century Select Mid Cap Managed Volatility Fund–18

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$31,740,130
Other temporary differences	(2,458)
Net unrealized appreciation	38,332,387
Distributable earnings/(accumulated loss)	$70,070,059
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transactions and distributions received from Underlying Funds:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(1)	$1

6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	—	—
Service Class	6,374,506	6,899,632
Shares reinvested:
Standard Class	79	54
Service Class	2,304,509	1,365,266
	8,679,094	8,264,952
Shares redeemed:
Standard Class	—	—
Service Class	(3,388,373)	(3,084,189)
	(3,388,373)	(3,084,189)
Net increase	5,290,721	5,180,763
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2019, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in
LVIP American Century Select Mid Cap Managed Volatility Fund–19

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments..
Fair values of derivative instruments as of December 31, 2019 were as follows:
LVIP American Century Select Mid Cap Managed Volatility Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 2,785	Receivables and other assets net of liabilities	$(293,761)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	285,862	Receivables and other assets net of liabilities	(1,065)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	3,427	Receivables and other assets net of liabilities	(1,037)
Total		$292,074		$(295,863)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 351,593	$(290,976)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,383,251)	957,063
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(14,869)	22,487
Total		$(3,046,527)	$ 688,574
LVIP American Century Select Mid Cap Managed Volatility Fund–20

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$945,669	$17,847,388
Futures contracts (average notional value)	16,088,221	8,020,538
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP American Century Select Mid Cap Managed Volatility Fund–21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Century Select Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP American Century Select Mid Cap Managed Volatility Fund–22

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Century Select Mid Cap Managed Volatility Fund–23

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
The Board considered that the Fund had been restructured in May 2019 from a fund-of-funds structure to a subadvised structure, subadvised by American Century Investment Management, Inc.
The Board reviewed performance of the LVIP American Century Select Mid Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Mid-Cap Value funds category and the benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed subadviser to the Risk-Management Sleeve of the Fund effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
LVIP American Century Select Mid Cap Managed Volatility Fund–24

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP American Century Select Mid Cap Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP American Century Select Mid Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP American Century Select Mid Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Century Select Mid Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Century Select Mid Cap Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Century Select Mid Cap Managed Volatility Fund–30

LVIP American Funds
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP American Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Growth Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 34.78% (Service Class II shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI All Country World Index (net dividends)1, returned 26.60%. The LVIP American Global Growth Fund invests all of its assets in Class 1 shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.
The fund’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the fund’s returns compared with the index. The fund’s relative weightings in ASML holding and Taiwan Semiconductor Manufacturing Company benefitted the fund as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Alibaba Group also helped the fund’s relative returns, as its returns outpaced the market.
The biggest drag on relative results was Apple – a stock the fund didn’t own – as it proved to be one of the strongest performers for the year.
On a geographic basis, stocks of companies domiciled in the Netherlands and Taiwan were additive to results, while stocks of companies based in the Philippines and Belgium lagged.
The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.
Portfolio Managers:
Capital Research and Management CompanySM
(Investment Adviser to the Master Fund)
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/1/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $30,936. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $25,618. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Service Class II Shares
One Year	+ 34.78%
Five Years	+ 11.31%
Inception (7/1/10)	+ 12.62%
1The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund
2019 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 31.02% (Service Class II shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)1, returned 24.65%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class 1 shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.
Fund holdings in the information technology sector contributed the most to relative returns. Information technology stock Paycom widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care companies NuCana and Evolent Health detracted from returns.
While investments in U.S. companies were additive to returns, investments in companies domiciled in the U.K. detracted.
The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds nearly 300 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.
Portfolio Managers:
Capital Research and Management CompanySM
(Investment Adviser to the Master Fund)
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/1/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Small Capitalization Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,540. For comparison, look at how the MSCI All Country World Small Cap Index (net dividends) did over the same period. The same $10,000 investment would have increased to $26,194. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Service Class II Shares
One Year	+ 31.02%
Five Years	+ 8.25%
Inception (7/1/10)	+ 9.43%
1The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

LVIP American Funds–2

LVIP American Growth Fund
2019 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 30.30% (Service Class II shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the S&P 500® Index1, returned 31.49%. The LVIP American Growth Fund invests all of its assets in Class 1 shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.
Companies in the communication services sector contributed to relative results, led by Facebook, which was boosted by strong user and revenue growth. Investments in the consumer discretionary and health care sectors detracted from the fund’s relative results. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year.
Although U.S. economic growth remained solid, the fund’s portfolio managers are keeping a close watch on near-term economic indicators, such as wage growth, monetary policy and trade relations. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad near-term economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.
Portfolio Managers:
Capital Research and Management CompanySM
(Investment Adviser to the Master Fund)
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/1/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $37,955. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $37,827. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Service Class II Shares
One Year	+ 30.30%
Five Years	+ 13.96%
Inception (7/1/10)	+ 15.07%
1The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–3

LVIP American Growth-Income Fund
2019 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 25.70% (Service Class II shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the S&P 500® Index1, returned 31.49%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.
Regarding the fund, investments in the industrials sector contributed the most to the fund’s relative returns. Among industrials, aircraft component manufacturer TransDigm Group added the most to the fund’s relative results. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.
The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.
Portfolio Managers:
Capital Research and Management CompanySM
(Investment Adviser to the Master Fund)
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/1/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth-Income Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $34,697. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $37,827. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Service Class II Shares
One Year	+ 25.70%
Five Years	+ 11.01%
Inception (7/1/10)	+ 13.99%
1The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–4

LVIP American International Fund
2019 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 22.44% (Service Class II shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI All Country World ex USA Index (net dividends)1, returned 21.51%. The LVIP American International Fund invests all of its assets in Class 1 shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.
Investments in the communication services and financials sectors boosted relative returns with Amsterdam-based Altice Europe among the top contributors thanks to better than expected growth. One of the biggest detractors to relative returns was health-care sector stock Teva Pharmaceutical, whose stock price suffered amid continued opioid litigation.
The fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities in particular within those regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.
Portfolio Managers:
Capital Research and Management CompanySM
(Investment Adviser to the Master Fund)
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/1/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American International Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,996. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $18,183. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Service Class II Shares
One Year	+ 22.44%
Five Years	+ 6.48%
Inception (7/1/10)	+ 7.56%
1The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of stocks from 23 developed markets and 26 emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.

LVIP American Funds–5

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee reimbursements in effect for the LVIP American Global Small Capitalizaton Fund.
LVIP American Global Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Service Class II Shares	$1,000.00	$1,113.50	0.64%	$3.36
Hypothetical
Service Class II Shares	$1,000.00	$1,022.00	0.64%	$3.21
LVIP American Global Small Capitalization Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Service Class II Shares	$1,000.00	$1,092.40	0.65%	$3.43
Hypothetical
Service Class II Shares	$1,000.00	$1,021.90	0.65%	$3.31
LVIP American Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Service Class II Shares	$1,000.00	$1,119.10	0.63%	$3.37
Hypothetical
Service Class II Shares	$1,000.00	$1,022.10	0.63%	$3.21

LVIP American Funds–6

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP American Growth-Income Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Service Class II Shares	$1,000.00	$1,085.40	0.61%	$3.21
Hypothetical
Service Class II Shares	$1,000.00	$1,022.10	0.61%	$3.11
LVIP American International Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Service Class II Shares	$1,000.00	$1,068.50	0.64%	$3.34
Hypothetical
Service Class II Shares	$1,000.00	$1,022.00	0.64%	$3.26

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Funds–7

LVIP American Global Growth Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–100.06%
INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
✢American Funds Insurance Series®– Global Growth Fund	9,744,694	$ 317,384,697
Total Affiliated Investment (Cost $254,467,399)		317,384,697

TOTAL INVESTMENTS–100.06% (Cost $254,467,399)	317,384,697
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(177,773)
NET ASSETS APPLICABLE TO 14,655,789 SHARES OUTSTANDING–100.00%	$317,206,924

✢ Class 1 shares.
The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–8

LVIP American Global Small Capitalization Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.08%
Global Equity Fund–100.08%
✢American Funds Insurance Series®– Global Small Capitalization Fund	2,844,848	$ 76,241,932
Total Investment Company (Cost $54,265,886)		76,241,932

TOTAL INVESTMENTS–100.08% (Cost $54,265,886)	76,241,932
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(61,372)
NET ASSETS APPLICABLE TO 4,476,845 SHARES OUTSTANDING–100.00%	$76,180,560

✢ Class 1 shares.
The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–9

LVIP American Growth Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
✢American Funds Insurance Series®– Growth Fund	12,306,487	$ 999,532,894
Total Investment Company (Cost $833,478,081)		999,532,894

TOTAL INVESTMENTS–100.05% (Cost $833,478,081)	999,532,894
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(509,628)
NET ASSETS APPLICABLE TO 43,379,905 SHARES OUTSTANDING–100.00%	$999,023,266

✢ Class 1 shares.
The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–10

LVIP American Growth-Income Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
✢American Funds Insurance Series®– Growth-Income Fund	17,295,714	$ 877,065,656
Total Investment Company (Cost $765,576,181)		877,065,656

TOTAL INVESTMENTS–100.05% (Cost $765,576,181)	877,065,656
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(447,287)
NET ASSETS APPLICABLE TO 39,640,456 SHARES OUTSTANDING–100.00%	$876,618,369

✢ Class 1 shares.
The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–11

LVIP American International Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
✢American Funds Insurance Series®– International Fund	12,762,752	$ 266,231,007
Total Investment Company (Cost $226,968,222)		266,231,007

TOTAL INVESTMENTS–100.06% (Cost $226,968,222)	266,231,007
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(154,164)
NET ASSETS APPLICABLE TO 17,591,484 SHARES OUTSTANDING–100.00%	$266,076,843

✢ Class 1 shares.
The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–12

LVIP American Funds
Statements of Assets and Liabilities
December 31, 2019
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
ASSETS:
Affiliated investments, at value	$317,384,697	$ —	$ —	$ —	$ —
Unaffiliated investments, at value	—	76,241,932	999,532,894	877,065,656	266,231,007
Receivable for fund shares sold	627,888	—	667,967	370,330	51,293
Prepaid expenses	1,637	438	5,064	4,457	1,454
Receivable for securities sold	—	48,667	—	—	12,080
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	—	2,591	—	—	—
TOTAL ASSETS	318,014,222	76,293,628	1,000,205,925	877,440,443	266,295,834
LIABILITIES:
Payable for securities purchased	482,053	—	370,425	85,783	—
Due to manager and affiliates	152,518	38,603	481,919	422,307	128,836
Payable for fund shares redeemed	145,834	48,667	297,542	284,547	63,372
Other accrued expenses payable	26,893	25,798	32,773	29,437	26,783
TOTAL LIABILITIES	807,298	113,068	1,182,659	822,074	218,991
TOTAL NET ASSETS	$317,206,924	$76,180,560	$ 999,023,266	$876,618,369	$266,076,843
Affiliated investments, at cost	$254,467,399	$ —	$ —	$ —	$ —
Unaffiliated investments, at cost	—	54,265,886	833,478,081	765,576,181	226,968,222
Service Class II:
Net Assets	$317,206,924	$76,180,560	$ 999,023,266	$876,618,369	$266,076,843
Shares outstanding	14,655,789	4,476,845	43,379,905	39,640,456	17,591,484
Net asset value per share	$ 21.644	$ 17.017	$ 23.030	$ 22.114	$ 15.125
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$246,709,781	$52,102,595	$ 767,521,258	$709,804,997	$227,533,870
Distributable earnings/(accumulated loss)	70,497,143	24,077,965	231,502,008	166,813,372	38,542,973
TOTAL NET ASSETS	$317,206,924	$76,180,560	$ 999,023,266	$876,618,369	$266,076,843
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–13

LVIP American Funds
Statements of Operations
Year Ended December 31, 2019
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 3,868,837	$ —	$ —	$ —	$ —
Dividends from investment companies	—	286,110	8,850,820	15,187,894	4,238,498
Interest	48	—	5	—	—
	3,868,885	286,110	8,850,825	15,187,894	4,238,498
EXPENSES:
Distribution fees-Service Class II	1,501,917	404,059	4,617,498	4,078,840	1,331,059
Shareholder servicing fees	79,192	21,305	243,468	215,066	70,183
Accounting and administration expenses	61,788	48,213	100,088	93,465	59,832
Reports and statements to shareholders	58,706	35,707	297,553	80,794	48,883
Professional fees	19,234	16,935	28,435	24,652	18,842
Trustees’ fees and expenses	7,869	2,141	24,035	21,324	7,048
Consulting fees	1,973	1,793	2,461	2,386	1,940
Custodian fees	1,270	596	2,996	2,818	1,177
Pricing fees	117	82	115	73	83
Other	4,256	2,814	11,717	9,774	4,387
	1,736,322	533,645	5,328,366	4,529,192	1,543,434
Less:
Expenses reimbursed	—	(56,121)	—	—	—
Total operating expenses	1,736,322	477,524	5,328,366	4,529,192	1,543,434
NET INVESTMENT INCOME (LOSS)	2,132,563	(191,414)	3,522,459	10,658,702	2,695,064
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(1,105,638)	—	—	—	—
Sale of investment companies	—	975,031	(1,285,301)	(1,134,281)	(2,053,425)
Distributions from affiliated investment companies	14,858,483	—	—	—	—
Distributions from unaffiliated investment companies	—	4,517,667	86,333,819	72,577,697	6,078,070
Net realized gain	13,752,845	5,492,698	85,048,518	71,443,416	4,024,645
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	64,103,051	—	—	—	—
Unaffiliated investments	—	14,482,277	130,418,268	83,200,037	41,984,065
Net change in unrealized appreciation (depreciation)	64,103,051	14,482,277	130,418,268	83,200,037	41,984,065
NET REALIZED AND UNREALIZED GAIN	77,855,896	19,974,975	215,466,786	154,643,453	46,008,710
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,988,459	$19,783,561	$218,989,245	$165,302,155	$48,703,774
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–14

LVIP American Funds
Statements of Changes in Net Assets
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 2,132,563	$ 855,541	$ (191,414)	$ (245,037)	$ 3,522,459	$ 727,760
Net realized gain	13,752,845	14,315,470	5,492,698	3,539,676	85,048,518	61,926,193
Net change in unrealized appreciation (depreciation)	64,103,051	(39,676,929)	14,482,277	(11,371,154)	130,418,268	(75,838,952)
Net increase (decrease) in net assets resulting from operations	79,988,459	(24,505,918)	19,783,561	(8,076,515)	218,989,245	(13,184,999)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Service Class II	(17,886,574)	(6,438,460)	(4,089,236)	(616,436)	(77,200,628)	(44,986,095)
	(17,886,574)	(6,438,460)	(4,089,236)	(616,436)	(77,200,628)	(44,986,095)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	50,391,244	81,950,668	4,346,805	10,702,250	183,525,679	194,000,458
Reinvestment of dividends and distributions:
Service Class II	17,886,574	6,438,460	4,089,236	616,436	77,200,628	44,986,095
Cost of shares redeemed:
Service Class II	(37,473,700)	(29,608,626)	(15,826,394)	(13,196,906)	(76,038,536)	(76,395,580)
Increase (decrease) in net assets derived from capital share transactions	30,804,118	58,780,502	(7,390,353)	(1,878,220)	184,687,771	162,590,973
NET INCREASE (DECREASE) IN NET ASSETS	92,906,003	27,836,124	8,303,972	(10,571,171)	326,476,388	104,419,879
NET ASSETS:
Beginning of year	224,300,921	196,464,797	67,876,588	78,447,759	672,546,878	568,126,999
End of year	$317,206,924	$224,300,921	$ 76,180,560	$ 67,876,588	$999,023,266	$672,546,878
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–15

LVIP American Funds
Statements of Changes in Net Assets (continued)
	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 10,658,702	$ 6,751,979	$ 2,695,064	$ 3,216,231
Net realized gain	71,443,416	36,488,542	4,024,645	9,259,584
Net change in unrealized appreciation (depreciation)	83,200,037	(62,802,589)	41,984,065	(44,952,875)
Net increase (decrease) in net assets resulting from operations	165,302,155	(19,562,068)	48,703,774	(32,477,060)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Service Class II	(55,638,110)	(33,277,893)	(10,507,168)	(8,191,671)
	(55,638,110)	(33,277,893)	(10,507,168)	(8,191,671)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	177,383,165	186,836,825	35,775,507	69,758,023
Reinvestment of dividends and distributions:
Service Class II	55,638,110	33,277,893	10,507,168	8,191,671
Cost of shares redeemed:
Service Class II	(59,648,323)	(59,611,677)	(32,727,570)	(24,962,653)
Increase (decrease) in net assets derived from capital share transactions	173,372,952	160,503,041	13,555,105	52,987,041
NET INCREASE (DECREASE) IN NET ASSETS	283,036,997	107,663,080	51,751,711	12,318,310
NET ASSETS:
Beginning of year	593,581,372	485,918,292	214,325,132	202,006,822
End of year	$876,618,369	$593,581,372	$266,076,843	$214,325,132
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–16

LVIP American Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Fund Service Class II
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 17.109	$ 19.410	$ 15.711	$ 17.092	$ 17.617
Income (loss) from investment operations:
Net investment income[1]	0.156	0.075	0.067	0.090	0.139
Net realized and unrealized gain (loss)	5.688	(1.847)	4.747	(0.013)	0.946
Total from investment operations	5.844	(1.772)	4.814	0.077	1.085
Less dividends and distributions from:
Net investment income	(0.251)	(0.138)	(0.058)	(0.146)	(0.255)
Net realized gain	(1.058)	(0.391)	(1.057)	(1.312)	(1.355)
Total dividends and distributions	(1.309)	(0.529)	(1.115)	(1.458)	(1.610)
Net asset value, end of period	$ 21.644	$ 17.109	$ 19.410	$ 15.711	$ 17.092
Total return[2]	34.78%	(9.39%)	30.99%	0.24%	6.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$317,207	$224,301	$196,465	$121,799	$120,877
Ratio of expenses to average net assets[3]	0.64%	0.63%	0.64%	0.62%	0.62%
Ratio of net investment income to average net assets	0.78%	0.38%	0.36%	0.55%	0.76%
Portfolio turnover	7%	4%	4%	15%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–17

LVIP American Global Small Capitalization Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Small Capitalization Fund Service Class II
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 13.740	$ 15.561	$ 14.540	$ 15.433	$ 15.556
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.041)	(0.050)	0.002	(0.022)	(0.107)
Net realized and unrealized gain (loss)	4.247	(1.644)	3.541	0.300	0.086
Total from investment operations	4.206	(1.694)	3.543	0.278	(0.021)
Less dividends and distributions from:
Net investment income	(0.230)	(0.107)	(0.002)	(0.018)	(0.035)
Net realized gain	(0.699)	(0.020)	(2.520)	(1.153)	(0.067)
Total dividends and distributions	(0.929)	(0.127)	(2.522)	(1.171)	(0.102)
Net asset value, end of period	$ 17.017	$ 13.740	$ 15.561	$ 14.540	$ 15.433
Total return[2]	31.02%	(10.90%)	25.42%	1.68%	(0.15%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 76,181	$ 67,877	$ 78,448	$ 66,278	$ 71,559
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.71%	0.70%	0.67%	0.66%
Ratio of net investment income (loss) to average net assets	(0.26%)	(0.31%)	0.02%	(0.15%)	(0.65%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.34%)	(0.37%)	(0.03%)	(0.17%)	(0.66%)
Portfolio turnover	9%	12%	6%	15%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–18

LVIP American Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Fund Service Class II
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 19.311	$ 20.735	$ 17.307	$ 19.682	$ 19.398
Income from investment operations:
Net investment income[1]	0.092	0.024	0.036	0.081	0.053
Net realized and unrealized gain	5.586	0.027	4.700	1.559	1.158
Total from investment operations	5.678	0.051	4.736	1.640	1.211
Less dividends and distributions from:
Net investment income	(0.379)	(0.082)	(0.073)	(0.073)	(0.052)
Net realized gain	(1.580)	(1.393)	(1.235)	(3.942)	(0.875)
Total dividends and distributions	(1.959)	(1.475)	(1.308)	(4.015)	(0.927)
Net asset value, end of period	$ 23.030	$ 19.311	$ 20.735	$ 17.307	$ 19.682
Total return[2]	30.30%	(0.64%)	27.83%	9.10%	6.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$999,023	$672,547	$568,127	$363,045	$335,523
Ratio of expenses to average net assets[3]	0.63%	0.63%	0.64%	0.61%	0.61%
Ratio of net investment income to average net assets	0.42%	0.11%	0.18%	0.43%	0.27%
Portfolio turnover	3%	4%	2%	8%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–19

LVIP American Growth-Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth-Income Fund Service Class II
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 18.858	$ 20.367	$ 18.186	$ 19.032	$ 19.921
Income (loss) from investment operations:
Net investment income[1]	0.305	0.253	0.238	0.220	0.206
Net realized and unrealized gain (loss)	4.471	(0.592)	3.659	1.787	(0.020)
Total from investment operations	4.776	(0.339)	3.897	2.007	0.186
Less dividends and distributions from:
Net investment income	(0.537)	(0.293)	(0.216)	(0.298)	(0.263)
Net realized gain	(0.983)	(0.877)	(1.500)	(2.555)	(0.812)
Total dividends and distributions	(1.520)	(1.170)	(1.716)	(2.853)	(1.075)
Net asset value, end of period	$ 22.114	$ 18.858	$ 20.367	$ 18.186	$ 19.032
Total return[2]	25.70%	(2.15%)	21.95%	11.16%	1.12%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$876,618	$593,581	$485,918	$317,976	$285,452
Ratio of expenses to average net assets[3]	0.61%	0.61%	0.61%	0.59%	0.59%
Ratio of net investment income to average net assets	1.44%	1.20%	1.20%	1.17%	1.03%
Portfolio turnover	2%	3%	2%	8%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–20

LVIP American International Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American International Fund Service Class II
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 12.886	$ 15.486	$ 12.634	$ 13.115	$ 13.985
Income (loss) from investment operations:
Net investment income[1]	0.160	0.222	0.141	0.131	0.170
Net realized and unrealized gain (loss)	2.697	(2.304)	3.809	0.308	(0.846)
Total from investment operations	2.857	(2.082)	3.950	0.439	(0.676)
Less dividends and distributions from:
Net investment income	(0.190)	(0.390)	(0.131)	(0.133)	(0.192)
Net realized gain	(0.428)	(0.128)	(0.967)	(0.787)	(0.002)
Total dividends and distributions	(0.618)	(0.518)	(1.098)	(0.920)	(0.194)
Net asset value, end of period	$ 15.125	$ 12.886	$ 15.486	$ 12.634	$ 13.115
Total return[2]	22.44%	(13.50%)	31.65%	3.15%	(4.84%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$266,077	$ 214,325	$202,007	$141,543	$144,162
Ratio of expenses to average net assets[3]	0.64%	0.63%	0.63%	0.61%	0.61%
Ratio of net investment income to average net assets	1.11%	1.47%	0.96%	1.02%	1.19%
Portfolio turnover	8%	4%	7%	11%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–21

LVIP American Funds
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate under a fund of funds structure and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.
The investment objective of the LVIP American Growth Fund is growth of capital.
The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2019, the Funds did not incur any interest or tax penalties.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Funds–22

LVIP American Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees.
To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:
Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%
The fee is calculated daily and paid monthly. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. For the year ended December 31, 2019, no advisory fees were charged to the Funds.
LIAC has contractually agreed to reimburse the LVIP American Global Small Capitalization Fund to the extent that the Fund’s annual operating expenses (excluding Distribution fees and Underlying Funds’ fees and expenses) exceed 0.10% of the average daily net assets. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	Total
LVIP American Global Small Capitalization Fund	$40,986	$ 40,986
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administrative	$15,277	$4,173	$46,609	$41,194	$13,668
Legal	3,019	827	9,202	8,131	2,705
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP American Funds–23

LVIP American Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2019, these fees were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Printing and mailing	$52,583	$33,071	$281,587	$66,632	$43,246
The Funds currently offer one class of shares: Service Class II. The Service Class II shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class II shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.55% of the average daily net assets of the Service Class II shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Expense reimbursement receivable from LIAC	$ —	$ 2,591	$ —	$ —	$ —
Distribution fees payable to LFD	144,879	35,326	457,781	401,155	122,383
Printing and mailing fees payable to Lincoln Life	—	1,414	—	—	—
Shareholder servicing fees payable to Lincoln Life	7,639	1,863	24,138	21,152	6,453
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP American Global Growth Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-100.06%@
Equity Fund-100.06%@
§American Funds Insurance Series® – Global Growth Fund	$—	$50,224,126	$20,259,304	$(1,105,638)	$64,103,051	$317,384,697	9,744,694	$3,868,837	$14,858,483

@ As a percentage of Net Assets as of December 31, 2019.
§ Issuer considered an unaffiliated investment of the Fund at December 31, 2018.
LVIP American Funds–24

LVIP American Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$50,224,126	$ 6,392,434	$223,324,113	$219,318,591	$32,310,125
Sales	20,259,304	13,531,750	25,796,545	18,200,255	20,452,273
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$260,278,932	$56,126,220	$841,732,845	$772,709,894	$233,155,295
Aggregate unrealized appreciation of investments	$ 57,105,765	$20,115,712	$157,800,049	$104,355,762	$ 33,075,712
Aggregate unrealized depreciation of investments	—	—	—	—	—
Net unrealized appreciation of investments	$ 57,105,765	$20,115,712	$157,800,049	$104,355,762	$ 33,075,712
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2019:
Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investments:
Assets:
Affiliated Investment Companies	$317,384,697	$ —	$ —	$ —	$ —
LVIP American Funds–25

LVIP American Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Unaffiliated Investment Companies	$ —	$76,241,932	$999,532,894	$877,065,656	$266,231,007
Total Investments	$317,384,697	$76,241,932	$999,532,894	$877,065,656	$266,231,007
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2019
Ordinary income	$ 2,379,491	$ 704,672	$ 8,644,909	$14,189,207	$ 2,783,754
Long-term capital gains	15,507,083	3,384,564	68,555,719	41,448,903	7,723,414
Total	$17,886,574	$4,089,236	$77,200,628	$55,638,110	$10,507,168
Year ended December 31, 2018
Ordinary income	$ 1,769,838	$ 510,825	$ 3,004,284	$ 9,010,836	$ 6,269,876
Long-term capital gains	4,668,622	105,611	41,981,811	24,267,057	1,921,795
Total	$ 6,438,460	$ 616,436	$44,986,095	$33,277,893	$ 8,191,671
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed long-term capital gains	$13,391,378	$ 3,962,253	$ 73,701,959	$ 62,457,610	$ 5,467,261
Net unrealized appreciation	57,105,765	20,115,712	157,800,049	104,355,762	33,075,712
Distributable earnings/(accumulated loss)	$70,497,143	$24,077,965	$231,502,008	$166,813,372	$38,542,973
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
LVIP American Funds–26

LVIP American Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Service Class II	2,521,967	4,150,732	276,376	683,556	8,422,299	8,862,506
Shares reinvested:
Service Class II	884,216	338,886	252,183	44,313	3,593,511	2,033,753
	3,406,183	4,489,618	528,559	727,869	12,015,810	10,896,259
Shares redeemed:
Service Class II	(1,860,397)	(1,501,423)	(991,620)	(829,409)	(3,463,810)	(3,467,545)
Net increase (decrease)	1,545,786	2,988,195	(463,061)	(101,540)	8,552,000	7,428,714

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Service Class II	8,376,016	8,823,791	2,505,741	4,625,413
Shares reinvested:
Service Class II	2,589,692	1,602,755	725,964	622,667
	10,965,708	10,426,546	3,231,705	5,248,080
Shares redeemed:
Service Class II	(2,801,289)	(2,808,584)	(2,273,158)	(1,659,683)
Net increase (decrease)	8,164,419	7,617,962	958,547	3,588,397
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
8. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
9. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Funds–27

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of the LVIP American Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP American Funds–28

LVIP American Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the LVIP American Growth Fund, the LVIP American Growth-Income Fund, the LVIP American International Fund, LVIP American Global Growth Fund and the LVIP American Global Small Capitalization Fund (collectively, the “LVIP American Funds”) each invest all of their assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangement. Since Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds, the Board considered Capital Research and Management Company’s good investment management reputation. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Service II class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2019. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying fund. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods and was above the return of the benchmark index and below the Morningstar peer group median for the one-year period. The Board concluded that the services provided by LIAC were satisfactory.
LVIP American Funds–29

LVIP American Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP American Growth-Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was above the return of Morningstar peer group median and below the return of the benchmark index for the one- and five-year periods and above the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American International Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods and above the return of the benchmark index and below the return of the Morningstar peer group median for the five-year period. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Global Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Large Stock funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Global Small Capitalization Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Small/Mid Stock funds category and the MSCI ACWI Small NR USD Index. The Board noted that the Fund’s total return was below the Morningstar peer group median and above the benchmark index for the one-year period, was equal to the Morningstar peer group median and above the benchmark index for the three-year period and was below the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed not to charge a management fee to the LVIP American Funds, unless they are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LIAC charged no management fee conditioned on the master-feeder relationships for the Funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC did not currently charge the Funds a management fee conditioned on the master-feeder relationship and that LIAC had implemented an operating expense limitation for the LVIP American Global Small Capitalization Fund through April 30, 2020 as well as the Fund’s asset level and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall, and noted that LIAC does not currently charge the Funds a management fee, and therefore concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class II shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP American Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP American Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Funds–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Funds–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Funds–35

LVIP American Global Allocation Managed Risk Funds
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP American Global Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Allocation Managed Risk Funds
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP American Global Balanced Allocation Managed Risk Fund returned 16.35% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Balanced Blended Composite1, returned 18.18% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 8.72%.
The LVIP American Global Growth Allocation Managed Risk Fund returned 17.37% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Growth Blended Composite3, returned 21.70% and its broad-based benchmark index, the Russell 1000® Index4, returned 31.43%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500® Index5 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP American Global Allocation Managed Risk Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in American
Funds Insurance Series and American Funds retail funds. The American Funds are actively managed funds, whose investment process emphasizes superior stock selection based on bottom up fundamental research.
From a return standpoint, US and non-US equities broadly outperformed fixed income on a relative basis in 2019. The equity results were mixed for the Funds as the domestic equity portion of the LVIP American Global Allocation Managed Risk Funds generally underperformed the S&P 500 Index, while the non-US equity portion outperformed the MSCI EAFE Index6 in 2019. A subset of domestic funds utilized in the Funds maintained a value bias and a cash allocation which detracted from returns on a relative basis. The fixed income allocations within the LVIP American Global Allocation Managed Risk Funds delivered varied returns in 2019. The Funds’ allocations to fixed income generally detracted from results as they maintained a shorter duration profile relative to the Bloomberg Barclays U.S. Aggregate Bond Index.
The risk management overlay of the LVIP American Global Growth Allocation Managed Risk Fund had a negative impact on relative performance in 2019. The risk management overlay of the LVIP American Global Balanced Managed Risk Fund had a negligible impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Global Allocation Managed Risk Funds–1

LVIP American Global Allocation Managed Risk Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP American Global Balanced Allocation Managed Risk Fund
Growth of $10,000 invested 3/16/12 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Balanced Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,942 for the Standard Class shares and to $15,516 for the Service Class shares. For comparison, look at how the Balanced Blended Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $17,012 and $12,578, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 16.35%
Five Years	+ 5.31%
Inception (3/16/12)	+ 6.16%
Service Class Shares
One Year	+ 15.95%
Five Years	+ 4.94%
Inception (3/16/12)	+ 5.80%
LVIP American Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 3/16/12 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,444 for the Standard Class shares and to $16,003 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $18,714 and $26,841, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 17.37%
Five Years	+ 5.66%
Inception (3/16/12)	+ 6.59%
Service Class Shares
One Year	+ 16.96%
Five Years	+ 5.29%
Inception (3/16/12)	+ 6.22%
1. The Balanced Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 50% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 1000® Index, 13% MSCI EAFE® NR Index, 7% Russell Midcap® Index, 3% Russell 2000® Index, and 2% MSCI Emerging Markets NR Index.

LVIP American Global Allocation Managed Risk Funds–2

LVIP American Global Allocation Managed Risk Funds
2019 Annual Report Commentary (unaudited) (continued)
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
4. Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East.
LVIP American Global Allocation Managed Risk Funds–3

LVIP American Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
LVIP American Global Balanced Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,054.90	0.30%	$1.55
Service Class Shares	1,000.00	1,053.10	0.65%	3.36
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,021.90	0.65%	3.31
LVIP American Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,067.60	0.30%	$1.56
Service Class Shares	1,000.00	1,065.80	0.65%	3.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,021.90	0.65%	3.31

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Global Allocation Managed Risk Funds–4

LVIP American Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2019
LVIP American Global Balanced Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.69%
Investment Company	3.69%
Fixed Income Fund	3.69%
Unaffiliated Investments	96.37%
Investment Companies	96.37%
Asset Allocation Fund	15.17%
Equity Funds	26.55%
Fixed Income Funds	37.04%
Global Equity Funds	4.10%
Global Fixed Income Fund	1.86%
International Equity Funds	9.25%
Money Market Fund	2.40%
Total Investments	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%
LVIP American Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	7.67%
Investment Companies	7.67%
Fixed Income Fund	2.59%
International Equity Fund	5.08%
Unaffiliated Investments	92.34%
Investment Companies	92.34%
Asset Allocation Fund	11.03%
Equity Funds	35.45%
Fixed Income Funds	20.67%
Global Equity Funds	7.10%
International Equity Funds	15.27%
Money Market Fund	2.82%
Total Investments	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%
LVIP American Global Allocation Managed Risk Funds–5

LVIP American Global Balanced Allocation Managed Risk Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–3.69%
INVESTMENT COMPANY–3.69%
Fixed Income Fund–3.69%
✢American Funds Insurance Series®– Mortgage Fund	6,191,485	$ 65,382,077
Total Affiliated Investment (Cost $64,567,295)		65,382,077
UNAFFILIATED INVESTMENTS–96.37%
INVESTMENT COMPANIES–96.37%
Asset Allocation Fund–15.17%
✧American Funds®– Capital Income Builder	4,243,687	268,667,838
		268,667,838
Equity Funds–26.55%
✧American Funds®– American Mutual Fund	3,718,736	161,876,555
✢American Funds Insurance Series®-
Growth Fund	2,235,907	181,600,378
Growth-Income Fund	2,498,604	126,704,219
		470,181,152
Fixed Income Funds–37.04%
✧American Funds®-
High-Income Trust	3,536,638	35,649,311
Intermediate Bond Fund of America	10,938,909	147,128,330
✢American Funds Insurance Series®-
Bond Fund	37,988,538	424,331,967
U.S. Government/AAA-Rated Securities Fund	3,961,562	48,885,673
		655,995,281
Global Equity Funds–4.10%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,154,226	18,375,274
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Funds (continued)
✢American Funds Insurance Series®- (continued)
Global Small Capitalization Fund	2,023,725	$ 54,235,845
		72,611,119
Global Fixed Income Fund–1.86%
✢American Funds Insurance Series®– Global Bond Fund	2,717,433	32,935,290
		32,935,290
International Equity Funds–9.25%
✧American Funds®-
New Perspective Fund	1,156,809	54,659,249
New World Fund	516,449	36,394,147
✢American Funds Insurance Series®– International Fund	3,484,289	72,682,260
		163,735,656
Money Market Fund–2.40%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	42,488,454	42,488,454
		42,488,454
Total Unaffiliated Investments (Cost $1,549,307,109)		1,706,614,790

TOTAL INVESTMENTS–100.06% (Cost $1,613,874,404)	1,771,996,867
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(1,018,497)
NET ASSETS APPLICABLE TO 150,622,288 SHARES OUTSTANDING–100.00%	$1,770,978,370

✢ Class 1 shares.
✧ Class R-6 shares.
LVIP American Global Allocation Managed Risk Funds–6

LVIP American Global Balanced Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
415	U.S. Treasury 5 yr Notes	$49,222,891	$49,378,848	3/31/20	$—	$(155,957)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–7

LVIP American Global Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–7.67%
INVESTMENT COMPANIES–7.67%
Fixed Income Fund–2.59%
✢American Funds Insurance Series®– Mortgage Fund	8,596,540	$ 90,779,462
		90,779,462
International Equity Fund–5.08%
✢American Funds Insurance Series®– New World Fund	6,893,267	178,122,028
		178,122,028
Total Affiliated Investments (Cost $227,014,999)		268,901,490
UNAFFILIATED INVESTMENTS–92.34%
INVESTMENT COMPANIES–92.34%
Asset Allocation Fund–11.03%
✧American Funds®– Capital Income Builder	6,113,616	387,053,038
		387,053,038
Equity Funds–35.45%
✧American Funds®– American Mutual Fund	8,926,715	388,579,896
✢American Funds Insurance Series®-
Growth Fund	5,267,106	427,794,359
Growth-Income Fund	8,424,365	427,199,575
		1,243,573,830
Fixed Income Funds–20.67%
✧American Funds®-
Bond Fund of America	34,621,897	453,200,635
Intermediate Bond Fund of America	15,729,943	211,567,732
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	4,884,675	$ 60,276,881
		725,045,248
Global Equity Funds–7.10%
✢American Funds Insurance Series®-
Global Growth & Income Fund	4,510,537	71,807,752
Global Small Capitalization Fund	6,611,053	177,176,204
		248,983,956
International Equity Funds–15.27%
✧American Funds®– New Perspective Fund	3,779,368	178,575,119
✢American Funds Insurance Series®– International Fund	17,119,797	357,118,965
		535,694,084
Money Market Fund–2.82%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	98,719,258	98,719,258
		98,719,258
Total Unaffiliated Investments (Cost $2,877,099,741)		3,239,069,414

TOTAL INVESTMENTS–100.01% (Cost $3,104,114,740)	3,507,970,904
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.01%)	(240,592)
NET ASSETS APPLICABLE TO 283,599,883 SHARES OUTSTANDING–100.00%	$3,507,730,312

✢ Class 1 shares.
✧ Class R-6 shares.
LVIP American Global Allocation Managed Risk Funds–8

LVIP American Global Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
965	U.S. Treasury 5 yr Notes	$114,458,047	$114,820,678	3/31/20	$—	$(362,631)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–9

LVIP American Global Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2019
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
ASSETS:
Unaffiliated investments, at value	$1,706,614,790	$3,239,069,414
Affiliated investments, at value	65,382,077	268,901,490
Dividends and interest receivable	1,835,794	9,436,194
Cash collateral held at broker for futures contracts	290,500	675,500
Receivable for securities sold	225,541	1,969,928
Receivable for fund shares sold	115,335	61,844
Prepaid expenses	10,463	20,572
TOTAL ASSETS	1,774,474,500	3,520,134,942
LIABILITIES:
Payable for securities purchased	1,757,534	9,240,346
Due to manager and affiliates	940,189	1,858,909
Payable for fund shares redeemed	730,606	1,211,537
Other accrued expenses payable	58,099	71,369
Variation margin due to broker on futures contracts	9,702	22,468
Foreign currencies due to custodian	—	1
TOTAL LIABILITIES	3,496,130	12,404,630
TOTAL NET ASSETS	$1,770,978,370	$3,507,730,312
Unaffiliated investments, at cost	$1,549,307,109	$2,877,099,741
Affiliated investments, at cost	64,567,295	227,014,999
Standard Class:
Net Assets	$ 449,767	$ 979,369
Shares Outstanding	38,242	79,150
Net Asset Value Per Share	$ 11.761	$ 12.374
Service Class:
Net Assets	$1,770,528,603	$3,506,750,943
Shares Outstanding	150,584,046	283,520,733
Net Asset Value Per Share	$ 11.758	$ 12.369
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$1,579,333,907	$3,061,302,636
Distributable earnings/(accumulated loss)	191,644,463	446,427,676
TOTAL NET ASSETS	$1,770,978,370	$3,507,730,312
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–10

LVIP American Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2019
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 39,566,057	$ 63,381,775
Dividends from affiliated investments	1,736,775	4,406,901
Interest	910,154	2,095,727
	42,212,986	69,884,403
EXPENSES:
Distribution fees-Service Class	6,154,460	12,043,646
Management fees	4,397,117	8,604,890
Shareholder servicing fees	510,066	998,167
Accounting and administration expenses	184,239	302,013
Reports and statements to shareholders	74,946	112,859
Trustees’ fees and expenses	51,905	101,294
Professional fees	42,602	60,226
Custodian fees	34,878	56,387
Consulting fees	4,751	5,796
Pricing fees	1,085	1,173
Other	28,104	50,779
Total operating expenses	11,484,153	22,337,230
NET INVESTMENT INCOME	30,728,833	47,547,173
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(25,120)	955,080
Sale of unaffiliated investments	3,372,319	6,383,571
Distributions from affiliated investment companies	—	6,608,954
Distributions from unaffiliated investment companies	47,837,258	135,443,752
Futures contracts	1,704,738	(50,441,658)
Net realized gain	52,889,195	98,949,699
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	1,708,401	37,734,472
Unaffiliated investments	174,927,021	378,006,711
Foreign currencies	311	(39,519)
Futures contracts	(551,527)	(23,634,511)
Net change in unrealized appreciation (depreciation)	176,084,206	392,067,153
NET REALIZED AND UNREALIZED GAIN	228,973,401	491,016,852
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$259,702,234	$538,564,025
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–11

LVIP American Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 30,728,833	$ 29,010,497	$ 47,547,173	$ 39,867,812
Net realized gain	52,889,195	107,129,693	98,949,699	275,636,823
Net change in unrealized appreciation (depreciation)	176,084,206	(196,282,281)	392,067,153	(463,872,665)
Net increase (decrease) in net assets resulting from operations	259,702,234	(60,142,091)	538,564,025	(148,368,030)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(36,636)	(16,643)	(93,633)	(29,601)
Service Class	(141,054,514)	(63,339,492)	(333,497,473)	(104,925,768)
	(141,091,150)	(63,356,135)	(333,591,106)	(104,955,369)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	99	190	4,926	21,531
Service Class	33,900,605	47,491,778	41,193,279	88,875,635
Reinvestment of dividends and distributions:
Standard Class	36,636	16,643	93,633	29,601
Service Class	141,054,514	63,339,492	333,497,473	104,925,768
	174,991,854	110,848,103	374,789,311	193,852,535
Cost of shares redeemed:
Standard Class	(29,634)	(300,797)	(27,576)	(27,766)
Service Class	(232,491,495)	(229,585,292)	(418,017,938)	(393,923,935)
	(232,521,129)	(229,886,089)	(418,045,514)	(393,951,701)
Decrease in net assets derived from capital share transactions	(57,529,275)	(119,037,986)	(43,256,203)	(200,099,166)
NET INCREASE (DECREASE) IN NET ASSETS	61,081,809	(242,536,212)	161,716,716	(453,422,565)
NET ASSETS:
Beginning of year	1,709,896,561	1,952,432,773	3,346,013,596	3,799,436,161
End of year	$1,770,978,370	$1,709,896,561	$3,507,730,312	$3,346,013,596
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–12

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 11.010	$ 11.817	$ 10.770	$ 10.503	$ 11.223
Income (loss) from investment operations:
Net investment income[2]	0.247	0.224	0.202	0.200	0.199
Net realized and unrealized gain (loss)	1.522	(0.578)	1.099	0.287	(0.434)
Total from investment operations	1.769	(0.354)	1.301	0.487	(0.235)
Less dividends and distributions from:
Net investment income	(0.295)	(0.234)	(0.254)	(0.220)	(0.314)
Net realized gain	(0.723)	(0.219)	—	—	(0.120)
Return of capital	—	—	—	—	(0.051)
Total dividends and distributions	(1.018)	(0.453)	(0.254)	(0.220)	(0.485)
Net asset value, end of period	$ 11.761	$ 11.010	$ 11.817	$ 10.770	$ 10.503
Total return[3]	16.35%	(3.06%)	12.08%	4.64%	(2.10%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 450	$ 414	$ 727	$ 662	$ 567
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.29%	0.27%	0.27%
Ratio of net investment income to average net assets	2.10%	1.90%	1.76%	1.86%	1.77%
Portfolio turnover	9%	27%	22%	22%	20%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–13

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 11.009	$ 11.812	$ 10.767	$ 10.501	$ 11.221
Income (loss) from investment operations:
Net investment income[2]	0.206	0.182	0.161	0.162	0.159
Net realized and unrealized gain (loss)	1.519	(0.575)	1.098	0.287	(0.433)
Total from investment operations	1.725	(0.393)	1.259	0.449	(0.274)
Less dividends and distributions from:
Net investment income	(0.253)	(0.191)	(0.214)	(0.183)	(0.275)
Net realized gain	(0.723)	(0.219)	—	—	(0.120)
Return of capital	—	—	—	—	(0.051)
Total dividends and distributions	(0.976)	(0.410)	(0.214)	(0.183)	(0.446)
Net asset value, end of period	$ 11.758	$ 11.009	$ 11.812	$ 10.767	$ 10.501
Total return[3]	15.95%	(3.39%)	11.69%	4.27%	(2.45%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,770,529	$1,709,482	$1,951,706	$1,947,869	$1,994,330
Ratio of expenses to average net assets[4]	0.65%	0.65%	0.64%	0.62%	0.62%
Ratio of net investment income to average net assets	1.75%	1.55%	1.41%	1.51%	1.42%
Portfolio turnover	9%	27%	22%	22%	20%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–14

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 11.692	$ 12.594	$ 10.967	$ 10.803	$ 11.574
Income (loss) from investment operations:
Net investment income[2]	0.214	0.179	0.177	0.176	0.190
Net realized and unrealized gain (loss)	1.756	(0.666)	1.662	0.182	(0.555)
Total from investment operations	1.970	(0.487)	1.839	0.358	(0.365)
Less dividends and distributions from:
Net investment income	(0.249)	(0.196)	(0.212)	(0.194)	(0.264)
Net realized gain	(1.039)	(0.219)	—	—	(0.027)
Return of capital	—	—	—	—	(0.115)
Total dividends and distributions	(1.288)	(0.415)	(0.212)	(0.194)	(0.406)
Net asset value, end of period	$ 12.374	$ 11.692	$ 12.594	$ 10.967	$ 10.803
Total return[3]	17.37%	(3.96%)	16.76%	3.31%	(3.16%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 979	$ 856	$ 897	$ 890	$ 914
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.29%	0.27%	0.27%
Ratio of net investment income to average net assets	1.73%	1.43%	1.49%	1.62%	1.63%
Portfolio turnover	10%	47%	22%	25%	22%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–15

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 11.691	$ 12.589	$ 10.965	$ 10.802	$ 11.572
Income (loss) from investment operations:
Net investment income[2]	0.171	0.137	0.135	0.138	0.149
Net realized and unrealized gain (loss)	1.752	(0.666)	1.659	0.181	(0.553)
Total from investment operations	1.923	(0.529)	1.794	0.319	(0.404)
Less dividends and distributions from:
Net investment income	(0.206)	(0.150)	(0.170)	(0.156)	(0.224)
Net realized gain	(1.039)	(0.219)	—	—	(0.027)
Return of capital	—	—	—	—	(0.115)
Total dividends and distributions	(1.245)	(0.369)	(0.170)	(0.156)	(0.366)
Net asset value, end of period	$ 12.369	$ 11.691	$ 12.589	$ 10.965	$ 10.802
Total return[3]	16.96%	(4.30%)	16.36%	2.94%	(3.49%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,506,751	$3,345,158	$3,798,539	$3,688,392	$3,945,825
Ratio of expenses to average net assets[4]	0.65%	0.65%	0.64%	0.62%	0.62%
Ratio of net investment income to average net assets	1.38%	1.08%	1.14%	1.27%	1.28%
Portfolio turnover	10%	47%	22%	25%	22%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–16

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital.
The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2019, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Global Allocation Managed Risk Funds–17

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Administrative	$100,629	$196,725
Legal	19,946	38,993
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2019, these fees were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Printing and mailing	$39,084	$43,848
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP American Global Allocation Managed Risk Funds–18

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, each Fund had liabilities payable to affiliates as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$373,448	$ 738,634
Distribution fees payable to LFD	522,695	1,033,801
Printing and mailing fees payable to Lincoln Life	726	792
Shareholder servicing fees payable to Lincoln Life	43,320	85,682
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2019, were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-3.69%@
Fixed Income Fund-3.69%@
✢American Funds Insurance Series® – Mortgage Fund	$66,219,888	$6,240,109	$8,761,201	$(25,120)	$1,708,401	$65,382,077	6,191,485	$1,736,775	$—

@ As a percentage of Net Assets as of December 31, 2019.
✢ Class 1 shares.
LVIP American Global Growth Allocation Managed Risk Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-7.67%@
Fixed Income Fund-2.59%@
✢American Funds Insurance Series® – Mortgage Fund	$ 91,365,744	$10,581,744	$13,471,264	$ 39,424	$ 2,263,814	$ 90,779,462	8,596,540	$2,409,390	$ —
International Equity Fund-5.08%@
✢American Funds Insurance Series® – New World Fund	167,296,374	10,170,617	35,731,276	915,656	35,470,658	178,122,028	6,893,267	1,997,511	6,608,954
Total	$258,662,118	$20,752,361	$49,202,540	$955,080	$37,734,472	$268,901,490		$4,406,901	$6,608,954

@ As a percentage of Net Assets as of December 31, 2019.
✢ Class 1 shares.
LVIP American Global Allocation Managed Risk Funds–19

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Purchases	$147,403,399	$347,619,056
Sales	265,844,345	586,819,712
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$1,626,837,275	$3,130,268,191
Aggregate unrealized appreciation of investments and derivatives	$ 145,731,100	$ 378,065,345
Aggregate unrealized depreciation of investments and derivatives	(571,508)	(362,631)
Net unrealized appreciation of investments and derivatives	$ 145,159,592	$ 377,702,714
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2019:
Level 1	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$ 65,382,077	$ 268,901,490
LVIP American Global Allocation Managed Risk Funds–20

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Unaffiliated Investment Companies	$1,706,614,790	$3,239,069,414
Total Investments	$1,771,996,867	$3,507,970,904
Derivatives:
Liabilities:
Futures Contracts	$ (155,957)	$ (362,631)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2019 was as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Year ended December 31, 2019
Ordinary income	$ 35,037,026	$ 65,205,394
Long-term capital gains	106,054,123	268,385,712
Total	$141,091,149	$333,591,106
Year ended December 31, 2018
Ordinary income	$ 31,203,361	$ 47,355,995
Long-term capital gains	32,152,774	57,599,374
Total	$ 63,356,135	$104,955,369
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ —	$ 1,206,017
Undistributed long-term capital gains	46,484,873	67,518,944
Other temporary differences	(2)	1
Net unrealized appreciation	145,159,592	377,702,714
Distributable earnings/(accumulated loss)	$191,644,463	$446,427,676
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
LVIP American Global Allocation Managed Risk Funds–21

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	8	16	398	1,686
Service Class	2,877,516	4,014,920	3,335,683	7,013,604
Shares reinvested:
Standard Class	3,156	1,470	7,799	2,441
Service Class	12,186,432	5,580,965	27,883,252	8,611,738
	15,067,112	9,597,371	31,227,132	15,629,469
Shares redeemed:
Standard Class	(2,551)	(25,334)	(2,230)	(2,183)
Service Class	(19,761,626)	(19,538,850)	(33,838,021)	(31,227,383)
	(19,764,177)	(19,564,184)	(33,840,251)	(31,229,566)
Net decrease	(4,697,065)	(9,966,813)	(2,613,119)	(15,600,097)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2019 were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$—	Variation margin due to broker on futures contracts	$(155,957)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP American Global Allocation Managed Risk Funds–22

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (709,303)	$ 567,409
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(6,590)	40,123
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,420,631	(1,159,059)
Total		$1,704,738	$ (551,527)
Fair values of derivative instruments as of December 31, 2019 were as follows:
LVIP American Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$—	Variation margin due to broker on futures contracts	$(362,631)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(59,341,227)	$(14,886,197)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,481,734)	1,766,136
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	11,381,303	(10,514,450)
Total		$(50,441,658)	$(23,634,511)
LVIP American Global Allocation Managed Risk Funds–23

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP American Global Balanced Allocation Managed Risk Fund	$ 53,311,240	$ 2,862,649
LVIP American Global Growth Allocation Managed Risk Fund	246,191,536	143,323,444
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Global Allocation Managed Risk Funds–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Global Allocation Managed Risk Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP American Global Allocation Managed Risk Funds–25

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the each Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund's net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund's investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-year period ended March 31, 2019. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund's performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Global Allocation Managed Risk Funds–26

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP American Global Balanced Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Balanced Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 30% to 50% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the Equity Sleeve of the LVIP American Global Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group. The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio (including AFFE) of the respective Morningstar peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable subadvised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP American Global Allocation Managed Risk Funds–27

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP American Global Allocation Managed Risk Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP American Global Allocation Managed Risk Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP American Global Allocation Managed Risk Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Global Allocation Managed Risk Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Global Allocation Managed Risk Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Global Allocation Managed Risk Funds–33

LVIP American Preservation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP American Preservation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 4.41% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index1, returned 4.03%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by P/E multiple expansion that resulted from declining interest rates, particularly since S&P 500® Index2 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund operates under a fund of funds structure, investing all of its assets in mutual funds (“underlying funds”). The underlying funds invest predominantly in US and foreign investment grade fixed income securities, with modest off-benchmark high yield exposure. Over the one-year period ended December 31, 2019, the Fund’s longer duration positioning versus the benchmark helped performance, as interest rates declined. However, the Fund’s overweight to securitized securities and underweight to investment-grade corporate securities partially offset the outperformance. Corporate bonds performed well because credit spreads narrowed considerably during the period, due to easy monetary policies from global central banks, strong technical demand, and healthy corporate fundamentals.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 8/29/12 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Preservation Fund shares on 8/29/12 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,116 for the Standard Class shares and to $10,836 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $11,057. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 4.41%
Five Years	+ 1.83%
Inception (8/29/12)	+ 1.45%
Service Class Shares
One Year	+ 4.06%
Five Years	+ 1.48%
Inception (8/29/12)	+ 1.10%

LVIP American Preservation Fund–1

LVIP American Preservation Fund
2019 Annual Report Commentary (unaudited) (continued)
1. The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index measures the performance of short-term (1-3 years) government and corporate bonds.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP American Preservation Fund–2

LVIP American Preservation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,009.40	0.21%	$1.06
Service Class Shares	1,000.00	1,007.70	0.56%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.40	0.56%	2.85

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies. In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Preservation Fund–3

LVIP American Preservation Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.99%
Investment Company	3.99%
Fixed Income Fund	3.99%
Unaffiliated Investments	96.06%
Investment Companies	96.06%
Fixed Income Funds	85.97%
Global Fixed Income Fund	3.02%
Money Market Funds	7.07%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%
LVIP American Preservation Fund–4

LVIP American Preservation Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–3.99%
INVESTMENT COMPANY–3.99%
Fixed Income Fund–3.99%
✢American Funds Insurance Series®– Mortgage Fund	2,552,467	$ 26,954,048
Total Affiliated Investment (Cost $26,494,628)		26,954,048
UNAFFILIATED INVESTMENTS–96.06%
INVESTMENT COMPANIES–96.06%
Fixed Income Funds–85.97%
✧American Funds®-
Bond Fund of America	1,027,953	13,455,904
Intermediate Bond Fund of America	11,521,008	154,957,555
Short Term Bond Fund of America	30,546,883	303,941,482
✢American Funds Insurance Series®-
Bond Fund	2,409,766	26,917,088
High-Income Bond Fund	2,103,434	20,760,899
U.S. Government/AAA-Rated Securities Fund	4,903,668	60,511,263
		580,544,191
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–3.02%
✢American Funds Insurance Series®– Global Bond Fund	1,684,743	$ 20,419,082
		20,419,082
Money Market Funds–7.07%
✧American Funds®– U.S. Government Money Market Fund - (seven-day effective yield 1.30%)	47,236,145	47,236,145
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	526,375	526,375
		47,762,520
Total Unaffiliated Investments (Cost $643,151,931)		648,725,793

TOTAL INVESTMENTS–100.05% (Cost $669,646,559)	675,679,841
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(371,082)
NET ASSETS APPLICABLE TO 68,173,922 SHARES OUTSTANDING–100.00%	$675,308,759
NET ASSET VALUE PER SHARE–LVIP AMERICAN PRESERVATION FUND STANDARD CLASS ($221,977 / 22,413 Shares)	$9.904
NET ASSET VALUE PER SHARE–LVIP AMERICAN PRESERVATION FUND SERVICE CLASS ($675,086,782 / 68,151,509 Shares)	$9.906
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$676,068,678
Distributable earnings/(accumulated loss)	(759,919)
TOTAL NET ASSETS	$675,308,759

✢ Class 1 shares.
✧ Class R-6 shares.
★ Includes $3,040,551 payable for securities purchased, $108,831 payable for fund shares redeemed, $33,461 other accrued expenses payable and $302,503 due to manager and affiliates as of December 31, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–5

LVIP American Preservation Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 8,497,686
Dividends from affiliated investments	7,300,616
15,798,302
EXPENSES:
Distribution fees-Service Class	2,333,747
Management fees	1,667,646
Shareholder servicing fees	193,447
Accounting and administration expenses	89,938
Reports and statements to shareholders	32,105
Professional fees	27,075
Trustees’ fees and expenses	19,811
Custodian fees	13,775
Consulting fees	2,206
Pricing fees	465
Other	5,460
4,385,675
Less:
Management fees waived	(667,058)
Total operating expenses	3,718,617
NET INVESTMENT INCOME	12,079,685
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(703,264)
Sale of unaffiliated investments	(746,663)
Distributions from affiliated investment companies	103,567
Distributions from unaffiliated investment companies	1,542,425
Net realized gain	196,065
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	4,677,483
Unaffiliated investments	9,466,536
Net change in unrealized appreciation (depreciation)	14,144,019
NET REALIZED AND UNREALIZED GAIN	14,340,084
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,419,769
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,079,685	$ 10,582,324
Net realized gain (loss)	196,065	(3,100,907)
Net change in unrealized appreciation (depreciation)	14,144,019	(4,152,617)
Net increase in net assets resulting from operations	26,419,769	3,328,800
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,897)	(3,453)
Service Class	(12,556,429)	(9,917,916)
	(12,561,326)	(9,921,369)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,871,587	76,116
Service Class	125,392,570	133,329,772
Reinvestment of dividends and distributions:
Standard Class	4,897	3,453
Service Class	12,556,429	9,917,916
	139,825,483	143,327,257
Cost of shares redeemed:
Standard Class	(1,845,992)	(19,103)
Service Class	(138,820,666)	(138,158,247)
	(140,666,658)	(138,177,350)
Increase (decrease) in net assets derived from capital share transactions	(841,175)	5,149,907
NET INCREASE (DECREASE) IN NET ASSETS	13,017,268	(1,442,662)
NET ASSETS:
Beginning of year	662,291,491	663,734,153
End of year	$ 675,308,759	$ 662,291,491
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–6

LVIP American Preservation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.699	$ 9.798	$ 9.785	$ 9.755	$ 9.888
Income (loss) from investment operations:
Net investment income[1]	0.215	0.189	0.139	0.145	0.150
Net realized and unrealized gain (loss)	0.213	(0.106)	0.026	0.042	(0.119)
Total from investment operations	0.428	0.083	0.165	0.187	0.031
Less dividends and distributions from:
Net investment income	(0.223)	(0.182)	(0.152)	(0.157)	(0.164)
Total dividends and distributions	(0.223)	(0.182)	(0.152)	(0.157)	(0.164)
Net asset value, end of period	$ 9.904	$ 9.699	$ 9.798	$ 9.785	$ 9.755
Total return[2]	4.41%	0.85%	1.69%	1.92%	0.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 222	$ 187	$ 128	$ 250	$ 81
Ratio of expenses to average net assets[3]	0.21%	0.20%	0.20%	0.18%	0.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.30%	0.28%	0.28%
Ratio of net investment income to average net assets	2.16%	1.94%	1.40%	1.45%	1.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	1.84%	1.30%	1.35%	1.40%
Portfolio turnover	22%	21%	30%	14%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–7

LVIP American Preservation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.700	$ 9.798	$ 9.786	$ 9.755	$ 9.888
Income (loss) from investment operations:
Net investment income[1]	0.180	0.155	0.104	0.110	0.115
Net realized and unrealized gain (loss)	0.214	(0.106)	0.026	0.043	(0.119)
Total from investment operations	0.394	0.049	0.130	0.153	(0.004)
Less dividends and distributions from:
Net investment income	(0.188)	(0.147)	(0.118)	(0.122)	(0.129)
Total dividends and distributions	(0.188)	(0.147)	(0.118)	(0.122)	(0.129)
Net asset value, end of period	$ 9.906	$ 9.700	$ 9.798	$ 9.786	$ 9.755
Total return[2]	4.06%	0.51%	1.33%	1.57%	(0.04%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$675,087	$662,105	$663,606	$579,941	$434,686
Ratio of expenses to average net assets[3]	0.56%	0.55%	0.55%	0.53%	0.53%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.65%	0.63%	0.63%
Ratio of net investment income to average net assets	1.81%	1.59%	1.05%	1.10%	1.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.49%	0.95%	1.00%	1.05%
Portfolio turnover	22%	21%	30%	14%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–8

LVIP American Preservation Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Preservation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”), American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek current income, consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”)
LVIP American Preservation Fund–9

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$38,217
Legal	7,571
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,721 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 85,672
Distribution fees payable to LFD	199,835
Printing and mailing fees payable to Lincoln Life	433
Shareholder servicing fees payable to Lincoln Life	16,563
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP American Preservation Fund–10

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-3.99%@
Fixed Income Funds-3.99%@
×,✧American Funds - Short-Term Bond Fund of America	$337,729,576	$38,022,657	$75,222,172	$(699,697)	$4,111,117	$ —	—	$6,589,375	$103,567
‡,✢American Funds Insurance Series® – Mortgage Fund	—	16,160,283	3,069,974	(3,567)	566,366	26,954,048	2,552,467	711,241	—
Total	$337,729,576	$54,182,940	$78,292,146	$(703,264)	$4,677,483	$26,954,048		$7,300,616	$103,567

@ As a percentage of Net Assets as of December 31, 2019.
× Issuer is no longer an affiliate of the Fund at December 31, 2019.
✧ Class R-6 shares.
‡ Issuer was not an investment of the Fund at December 31, 2018.
✢ Class 1 shares.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$149,407,911
Sales	149,688,373
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$673,852,389
Aggregate unrealized appreciation of investments	$ 1,827,452
Aggregate unrealized depreciation of investments	—
Net unrealized appreciation of investments	$ 1,827,452
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP American Preservation Fund–11

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$ 26,954,048	$—	$—	$ 26,954,048
Unaffiliated Investment Companies	648,725,793	—	—	648,725,793
Total Investments	$675,679,841	$—	$—	$675,679,841
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$12,561,326	$9,921,369
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 954,788
Capital loss carryforward	(3,542,159)
Net unrealized appreciation	1,827,452
Distributable earnings/(accumulated loss)	$ (759,919)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$797,679	$2,744,480	$3,542,159
In 2019, the Fund utilized $43,430 of capital loss carryforwards.
LVIP American Preservation Fund–12

LVIP American Preservation Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	190,066	7,835
Service Class	12,614,216	13,691,516
Shares reinvested:
Standard Class	494	357
Service Class	1,266,957	1,024,647
	14,071,733	14,724,355
Shares redeemed:
Standard Class	(187,424)	(1,956)
Service Class	(13,986,322)	(14,186,009)
	(14,173,746)	(14,187,965)
Net increase (decrease)	(102,013)	536,390
7. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
8. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
9. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Preservation Fund–13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Preservation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP American Preservation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP American Preservation Fund–14

LVIP American Preservation Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2019. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Preservation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg Barclays US Government/Credit 1-3 Year Total Return USD Index. The Board noted that the Fund’s total return was above the return of the benchmark index and below the Morningstar peer group median for the one- and three-year periods and above the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee for LVIP American Preservation Fund, giving effect to the advisory fee waiver, was lower than the median net investment management fee of its Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable
LVIP American Preservation Fund–15

LVIP American Preservation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP American Preservation Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP American Preservation Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Preservation Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Preservation Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Preservation Fund–21

LVIP Baron Growth Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Baron Growth Opportunities Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BAMCO, Inc.
The Fund returned 36.72% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 2000® Growth Index1, returned 28.48%.
After a steep sell-off in December 2018, the U.S. stock market rebounded in 2019. We are now approaching the 11th year of the longest running bull market in history. The rally was fueled in large part by a policy shift at the Federal Reserve (the “Fed”). After raising rates four times in 2018, the Fed reversed course in 2019, lowering rates three times. Better-than-expected corporate earnings also helped buoy investor sentiment. Technology led the markets higher, in particular tech giants Apple, Inc. and Microsoft Corporation, which together accounted for 14.8% of gains in the S&P 500® Index2. These headwinds outweighed uncertainty surrounding ongoing trade wars, turmoil in Washington, and fears of a global slowdown, and the market ended the year on a high note.
The Fund was up sharply for the year and outperformed the benchmark primarily due to stock selection. Style biases also added value, driven by overexposure to strong performing mid-cap stocks and underexposure to the weak performing earnings variation factor.
Outperformance of investments in Financials, Industrials, and Consumer Discretionary added the most value. Stock selection in Financials contributed over 600 basis points to relative results, driven by investment decision tools provider MSCI, Inc. whose shares rose in response to positive earnings momentum, an upbeat investor day presentation, and the announcement of a new ten-year contract extension with BlackRock. We retain long-term conviction in MSCI because the company owns strong franchises and stands to benefit from several prominent tailwinds in the investment community. Insurers Arch Capital Group Ltd., Kinsale Capital Group, Inc., and Primerica, Inc. as well as asset managers Cohen & Steers, Inc. and The Carlyle Group also boosted relative results. Strength in Industrials came from real estate information and marketing services company CoStar Group, Inc., whose business results were excellent throughout the period. CoStar now has over $1.3 billion of cash on its balance sheet, which we expect it to use for opportunistic acquisitions to expand the company’s addressable market. Consumer Discretionary holdings outperformed after appreciating more than 35%, led by timeshare company Marriott Vacations Worldwide Corp., lodging franchisor Choice Hotels International, Inc., and regional gaming operator Penn National Gaming, Inc.
Cash exposure in a sharp up market and Information Technology (“IT”) investments detracted the most from relative performance. Weakness in IT was largely due to the underperformance of benefits enrollment platform Benefitfocus, Inc., whose shares were down after revenue growth fell short of Street expectations. We retain conviction, as we believe this is a short-term issue. The company pivoted to signing larger, more complex employee and carrier customers during the 2019 selling season. While this is accretive to growth in the long term, larger customers take longer to implement, thereby delaying revenue recognition by several quarters. Syndicated research provider Gartner, Inc. also hurt relative performance. Gartner’s stock price underperformed after management reduced full-year guidance following a modest deceleration in the company’s traditional IT research business. The company also discontinued several non-subscription products, which likely hurt profitability in 2019 but are not core to its long-term strategy.
Portfolio Managers:
BAMCO, Inc.:	Ronald Baron
Neal Rosenberg
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/09. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $38,262. For comparison, look at how the Russell 2000® Growth Index did over the same period. The same $10,000 investment would have increased to $33,964. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 36.72%
Five Years	+ 11.16%
Ten Years	+ 14.65%
Service Class Shares
One Year	+ 36.38%
Five Years	+ 10.88%
Ten Years	+ 14.36%
1. The Russell 2000®Growth Index is a broadly diversified index predominantly made up of growth stocks of small U.S. companies.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,074.80	0.93%	$4.86
Service Class Shares	1,000.00	1,073.40	1.18%	6.17
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.50	0.93%	$4.74
Service Class Shares	1,000.00	1,019.30	1.18%	6.01

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.60%
Biotechnology	0.40%
Building Products	2.85%
Capital Markets	10.58%
Commercial Services & Supplies	0.55%
Diversified Consumer Services	3.30%
Diversified Telecommunication Services	1.95%
Electronic Equipment, Instruments & Components	0.70%
Entertainment	1.01%
Equity Real Estate Investment Trusts	6.33%
Food & Staples Retailing	1.59%
Health Care Equipment & Supplies	6.60%
Hotels, Restaurants & Leisure	18.69%
Insurance	9.76%
IT Services	4.56%
Life Sciences Tools & Services	3.90%
Machinery	0.40%
Multiline Retail	0.32%
Pharmaceuticals	1.26%
Professional Services	6.63%
Real Estate Management & Development	0.20%
Software	11.04%
Thrifts & Mortgage Finance	0.95%
Trading Companies & Distributors	1.03%
Master Limited Partnership	1.10%
Warrant	0.01%
Money Market Fund	4.35%
Total Investments	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Vail Resorts	6.93%
CoStar Group	6.63%
ANSYS	4.15%
IDEXX Laboratories	4.14%
MSCI	4.13%
Choice Hotels International	4.10%
Arch Capital Group	3.79%
Gartner	3.42%
Marriott Vacations Worldwide	3.25%
Bright Horizons Family Solutions	3.17%
Total	43.71%

IT–Information Technology

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–94.60%
Biotechnology–0.40%
†Alector	48,000	$ 827,040
†Denali Therapeutics	132,500	2,308,150
		3,135,190
Building Products–2.85%
†Trex	248,200	22,308,216
		22,308,216
Capital Markets–10.58%
Cohen & Steers	191,000	11,987,160
FactSet Research Systems	50,900	13,656,470
Houlihan Lokey	148,500	7,257,195
Moelis & Co. Class A	151,000	4,819,920
Morningstar	84,000	12,710,040
MSCI	125,000	32,272,500
		82,703,285
Commercial Services & Supplies–0.55%
†BrightView Holdings	254,000	4,284,980
		4,284,980
Diversified Consumer Services–3.30%
†Bright Horizons Family Solutions	165,000	24,797,850
Onespaworld Holding	57,500	968,300
		25,766,150
Diversified Telecommunication Services–1.95%
†Iridium Communications	617,565	15,216,802
		15,216,802
Electronic Equipment, Instruments & Components–0.70%
Littelfuse	28,800	5,509,440
		5,509,440
Entertainment–1.01%
Manchester United Class A	396,063	7,893,536
		7,893,536
Equity Real Estate Investment Trusts–6.33%
Alexander's	9,425	3,113,549
Alexandria Real Estate Equities	57,000	9,210,060
American Assets Trust	63,027	2,892,939
Douglas Emmett	330,000	14,487,000
Gaming and Leisure Properties	460,000	19,803,000
		49,506,548
Food & Staples Retailing–1.59%
†Performance Food Group	241,500	12,432,420
		12,432,420
Health Care Equipment & Supplies–6.60%
†IDEXX Laboratories	124,000	32,380,120
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Neogen	140,000	$ 9,136,400
West Pharmaceutical Services	67,000	10,072,110
		51,588,630
Hotels, Restaurants & Leisure–18.69%
Boyd Gaming	172,500	5,164,650
Choice Hotels International	310,000	32,063,300
†Hilton Grand Vacations	19,000	653,410
Marriott Vacations Worldwide	197,500	25,430,100
†Penn National Gaming	775,000	19,809,000
Red Rock Resorts Class A	367,079	8,791,542
Vail Resorts	226,000	54,201,580
		146,113,582
Insurance–9.76%
†Arch Capital Group	690,000	29,594,100
†BRP Group Class A	300,000	4,815,000
Kinsale Capital Group	170,200	17,302,532
Primerica	188,512	24,612,127
		76,323,759
IT Services–4.56%
†Gartner	173,600	26,751,760
†Wix.com	72,500	8,872,550
		35,624,310
Life Sciences Tools & Services–3.90%
†Adaptive Biotechnologies	52,869	1,581,841
Bio-Techne	83,000	18,219,330
†Mettler-Toledo International	13,500	10,709,280
		30,510,451
Machinery–0.40%
Albany International Class A	9,873	749,558
†Marel HF	459,500	2,345,166
		3,094,724
Multiline Retail–0.32%
†Ollie's Bargain Outlet Holdings	38,500	2,514,435
		2,514,435
Pharmaceuticals–1.26%
Dechra Pharmaceuticals	256,600	9,856,877
		9,856,877
Professional Services–6.63%
†CoStar Group	86,688	51,865,430
		51,865,430
Real Estate Management & Development–0.20%
†Forestar Group	75,000	1,563,750
		1,563,750
LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software–11.04%
†Altair Engineering Class A	72,000	$ 2,585,520
†ANSYS	126,000	32,433,660
†Benefitfocus	235,365	5,163,908
†Guidewire Software	131,000	14,379,870
Pegasystems	110,000	8,761,500
SS&C Technologies Holdings	374,000	22,963,600
		86,288,058
Thrifts & Mortgage Finance–0.95%
Essent Group	80,000	4,159,200
†LendingTree	10,725	3,254,394
		7,413,594
Trading Companies & Distributors–1.03%
Air Lease	170,000	8,078,400
		8,078,400
Total Common Stock (Cost $230,596,410)		739,592,567
MASTER LIMITED PARTNERSHIP–1.10%
Carlyle Group	270,000	8,661,600
Total Master Limited Partnership (Cost $4,331,878)		8,661,600
	Number of Shares	Value (U.S. $)
WARRANT–0.01%
=Onespaworld Holding exp 3/19/24 exercise price USD 11.50	9,999	$ 67,893
Total Warrant (Cost $0)		67,893

MONEY MARKET FUND–4.35%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	33,980,414	33,980,414
Total Money Market Fund (Cost $33,980,414)		33,980,414

TOTAL INVESTMENTS–100.06% (Cost $268,908,702)	782,302,474
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(476,019)
NET ASSETS APPLICABLE TO 12,961,646 SHARES OUTSTANDING–100.00%	$781,826,455
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($71,190,191 / 1,145,320 Shares)	$62.157
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($710,636,264 / 11,816,326 Shares)	$60.140
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$252,714,755
Distributable earnings/(accumulated loss)	529,111,700
TOTAL NET ASSETS	$781,826,455

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
★ Includes $1,102,505 payable for fund shares redeemed, $56,669 other accrued expenses payable and $732,187 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 7,258,839
EXPENSES:
Management fees	7,153,574
Distribution fees-Service Class	1,631,241
Shareholder servicing fees	207,454
Accounting and administration expenses	140,248
Reports and statements to shareholders	74,262
Professional fees	32,061
Trustees’ fees and expenses	21,286
Custodian fees	7,505
Pricing fees	2,303
Consulting fees	2,264
Other	14,860
9,287,058
Less:
Management fees waived	(988,248)
Expenses reimbursed	(38,656)
Total operating expenses	8,260,154
NET INVESTMENT LOSS	(1,001,315)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	17,250,305
Foreign currencies	31,437
Net realized gain	17,281,742
Net change in unrealized appreciation (depreciation) of investments	195,478,681
NET REALIZED AND UNREALIZED GAIN	212,760,423
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$211,759,108
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (1,001,315)	$ (1,348,294)
Net realized gain	17,281,742	19,230,042
Net change in unrealized appreciation (depreciation)	195,478,681	(42,008,964)
Net increase (decrease) in net assets resulting from operations	211,759,108	(24,127,216)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,738,541)	(2,092,272)
Service Class	(18,541,649)	(25,475,065)
	(20,280,190)	(27,567,337)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,700,706	35,001,756
Service Class	92,443,367	99,235,996
Reinvestment of dividends and distributions:
Standard Class	1,738,541	2,092,272
Service Class	18,541,649	25,475,065
	126,424,263	161,805,089
Cost of shares redeemed:
Standard Class	(11,525,475)	(24,482,722)
Service Class	(115,813,259)	(105,348,878)
	(127,338,734)	(129,831,600)
Increase (decrease) in net assets derived from capital share transactions	(914,471)	31,973,489
NET INCREASE (DECREASE) IN NET ASSETS	190,564,447	(19,721,064)
NET ASSETS:
Beginning of year	591,262,008	610,983,072
End of year	$ 781,826,455	$ 591,262,008
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 46.700	$ 50.365	$ 41.088	$ 41.922	$ 47.819
Income (loss) from investment operations:
Net investment income (loss)[1]	0.050	0.012	(0.001)	0.240	(0.017)
Net realized and unrealized gain (loss)	17.014	(1.427)	11.178	2.219	(2.102)
Total from investment operations	17.064	(1.415)	11.177	2.459	(2.119)
Less dividends and distributions from:
Net investment income	—	—	—	(0.305)	—
Net realized gain	(1.607)	(2.250)	(1.900)	(2.988)	(3.778)
Total dividends and distributions	(1.607)	(2.250)	(1.900)	(3.293)	(3.778)
Net asset value, end of period	$ 62.157	$ 46.700	$ 50.365	$ 41.088	$ 41.922
Total return[2]	36.72%	(3.70%)	27.56%	5.83%	(4.53%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 71,190	$ 50,558	$ 41,010	$23,668	$ 26,105
Ratio of expenses to average net assets	0.93%	0.93%	0.95%	1.01%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.07%	1.08%	1.07%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.08%	0.02%	0.00%	0.58%	(0.03%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.06%)	(0.13%)	(0.12%)	0.54%	(0.07%)
Portfolio turnover	6%	6%	7%	8%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 45.337	$ 49.069	$ 40.172	$ 41.063	$ 47.034
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.090)	(0.118)	(0.116)	0.133	(0.133)
Net realized and unrealized gain (loss)	16.500	(1.364)	10.913	2.168	(2.060)
Total from investment operations	16.410	(1.482)	10.797	2.301	(2.193)
Less dividends and distributions from:
Net investment income	—	—	—	(0.204)	—
Net realized gain	(1.607)	(2.250)	(1.900)	(2.988)	(3.778)
Total dividends and distributions	(1.607)	(2.250)	(1.900)	(3.192)	(3.778)
Net asset value, end of period	$ 60.140	$ 45.337	$ 49.069	$ 40.172	$ 41.063
Total return[2]	36.38%	(3.93%)	27.24%	5.57%	(4.77%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$710,636	$540,704	$569,973	$473,667	$511,622
Ratio of expenses to average net assets	1.18%	1.18%	1.20%	1.26%	1.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.32%	1.33%	1.32%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	(0.17%)	(0.23%)	(0.25%)	0.33%	(0.28%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.31%)	(0.38%)	(0.37%)	0.29%	(0.32%)
Portfolio turnover	6%	6%	7%	8%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small-sized companies with undervalued assets or favorable growth prospects.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund may invest in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2019, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $8,432 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.09% on the first $250 million of the Fund’s average daily net assets; 0.14% on the next $250 million, 0.19% on the next $200 million; 0.20% on the next $50 million; and 0.25% in excess of $750 million of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.93% of the average daily net assets for the Standard Class and 1.18% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2019, no expense reimbursements were subject to recoupment.
BAMCO, Inc. (the “Sub-Adviser”) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$40,180
Legal	7,945
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $53,116 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$563,408
Distribution fees payable to LFD	149,687
Shareholder servicing fees payable to Lincoln Life	19,092
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$42,124,564
Sales	51,459,550
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$270,417,642
Aggregate unrealized appreciation of investments	$515,921,342
Aggregate unrealized depreciation of investments	(4,036,510)
Net unrealized appreciation of investments	$511,884,832
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$739,592,567	$—	$ —	$739,592,567
Master Limited Partnership	8,661,600	—	—	8,661,600
Warrant	—	—	67,893	67,893
Money Market Fund	33,980,414	—	—	33,980,414
Total Investments	$782,234,581	$—	$67,893	$782,302,474
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Long-term capital gains	$20,280,190	$27,567,337
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 17,226,869
Net unrealized appreciation	511,884,831
Distributable earnings/(accumulated loss)	$529,111,700
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transactions, net operating losses, partnership investments and partnership income:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$702,975	$(702,975)

LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	238,035	663,542
Service Class	1,651,265	1,883,208
Shares reinvested:
Standard Class	29,472	35,913
Service Class	324,614	450,098
	2,243,386	3,032,761
Shares redeemed:
Standard Class	(204,807)	(431,092)
Service Class	(2,085,900)	(2,022,655)
	(2,290,707)	(2,453,747)
Net increase (decrease)	(47,321)	579,014
7. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings may also be affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Baron Growth Opportunities Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Baron Growth Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Baron Growth Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Baron Growth Opportunities Fund–16

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the investment management fee,
LVIP Baron Growth Opportunities Fund–17

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the LVIP Baron Growth Opportunities Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement. The Board reviewed the services provided by BAMCO, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP Baron Growth Opportunities Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell 2000 Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, five- and ten-year periods and above the return of the benchmark index and below the return of the Morningstar peer group median for the three-year period. The Board concluded that the services provided by BAMCO were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fees BAMCO charges as well as information provided by BAMCO regarding the fees charged to a fund for which BAMCO manages a comparable portfolio with the same portfolio managers. The Board considered that LIAC compensates BAMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BAMCO’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers in the form of bundled and unbundled commissions and that research may be used for the benefit of all the clients of BAMCO.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Baron Growth Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Baron Growth Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Baron Growth Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Baron Growth Opportunities Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Baron Growth Opportunities Fund–23

LVIP BlackRock Advantage Allocation Fund
(formerly, LVIP BlackRock Scientific Allocation Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Advantage Allocation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Advantage Allocation Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned 16.66% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the LVIP BlackRock Advantage Allocation Composite1, returned 17.54% and its broad-based benchmark index, the MSCI All Country World Index (net dividends)2, returned 26.60%.
The Fund generated strong relative results, as both the equity and fixed income sleeves outperformed their respective benchmarks. At a Fund level, performance within the U.S. markets was somewhat mixed. While the U.S. Dollar denominated credit and U.S. rates strategies both generated strong relative returns, equity stock selection among U.S. companies dampened portfolio results. It was additive stock selection in other regions, especially developed Europe and Asia, that supported relative returns in the equity sleeve. Elsewhere, Fund performance within several sectors was broadly mixed. While credit security selection within the consumer cyclicals sector was a primary contributor, the sector proved to be challenging from a stock selection standpoint. Similarly, while an overweight to the technology sector was beneficial in the credit strategy, stock selection within the information technology sector detracted from results, leaving sector performance mixed overall. While these two sectors presented challenges for the equity sleeve, the financials and health care sectors were especially additive from a stock selection standpoint.
Within the broader portfolio, the fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Index3 for the year. All strategies contributed positively for the year. Credit security selection was the primary contributor due to an overweight to Automotives and Consumer Service sub-sectors within the Consumer Cyclicals Sector. An overweight within Technology was also beneficial to performance. Asset Allocation was also positive due to an overweight securitized credit and other spread sectors. US Rates strategies were also positive due to our treasury auction strategies.
Meanwhile, the equity sleeve outperformed the MSCI ACWI for the year. After significantly outperforming during the first half of the year, the Fund faced a more challenging market environment in the latter half, though the Fund still generated strong relative returns for the 12-month period. Partially driving positive relative returns were the Fund’s sentiment-based investment insights, which were particularly effective throughout the first half of the year. Insights conducting machine learned text analysis were especially beneficial in identifying the sentiment of management teams and sell-side research analysts. Sentiment signals faced challenges late in the year though, as a series of market inflection points created a difficult environment for the Fund’s trend-based signals. Elsewhere, insights evaluating company fundamentals detracted modestly. Signals designed to identify relative value opportunities struggled during much of the year, as investors sought out speculative growth opportunities. However, as investors searched for pockets of relative value late in the year, performance of these signals improved and provided some ballast to fourth quarter performance. Insights evaluating company quality were broadly mixed, with some adding meaningfully to results, which was unsurprising given investor preference for sustainable, high-quality businesses amidst increased market uncertainty. Lastly, the Fund’s macro thematic insights were a bright spot throughout the year, as country- and industry- timing insights were particularly effective. Although the Fund targets a generally country- and industry- neutral approach, remaining modestly underweight South Korea and the UK throughout much of the period was additive, as these markets underperformed broader global markets. Modest overweight positions in the IT Services and Consumer Finance industries also contributed.
Portfolio Managers:
BlackRock Investment Management, LLC:	Raffaele Savi
Kevin Franklin
Scott Radell, CFA
James Mauro
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Advantage Allocation Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,333. For comparison, look at how the LVIP BlackRock Advantage Allocation Composite and MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $18,807 and $23,217, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Advantage Allocation Fund–1

LVIP BlackRock Advantage Allocation Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 16.66%
Five Years	+ 5.48%
Ten Years	+ 6.81%
Service Class Shares
One Year	+ 16.38%
Five Years	+ 5.22%
Ten Years	+ 6.55%
1. The BlackRock Advantage Allocation Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The BlackRock Advantage Allocation Composite is constructed as follows: 50% MSCI All Country World Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
2. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The indexes consists of more than 20 developed-market country indexes, including the United States.
3. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.
LVIP BlackRock Advantage Allocation Fund–2

LVIP BlackRock Advantage Allocation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,048.60	0.73%	$3.77
Service Class Shares	1,000.00	1,047.30	0.98%	5.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.72
Service Class Shares	1,000.00	1,020.30	0.98%	4.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Advantage Allocation Fund–3

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	48.49%
U.S. Markets	27.25%
Aerospace & Defense	1.22%
Auto Components	0.06%
Automobiles	0.13%
Banks	1.24%
Beverages	0.22%
Biotechnology	0.65%
Building Products	0.11%
Capital Markets	1.05%
Chemicals	0.81%
Commercial Services & Supplies	0.13%
Communications Equipment	0.09%
Construction & Engineering	0.02%
Construction Materials	0.01%
Containers & Packaging	0.09%
Distributors	0.02%
Diversified Consumer Services	0.05%
Diversified Telecommunication Services	0.70%
Electric Utilities	0.25%
Electrical Equipment	0.07%
Electronic Equipment, Instruments & Components	0.08%
Energy Equipment & Services	0.02%
Entertainment	0.07%
Equity Real Estate Investment Trusts	0.68%
Food Products	0.19%
Gas Utilities	0.03%
Health Care Equipment & Supplies	1.00%
Health Care Providers & Services	0.67%
Health Care Technology	0.19%
Hotels, Restaurants & Leisure	0.73%
Household Durables	0.09%
Household Products	0.39%
Industrial Conglomerates	0.68%
Insurance	1.01%
Interactive Media & Services	1.71%
Internet & Direct Marketing Retail	1.03%
IT Services	2.01%
Life Sciences Tools & Services	0.09%
Machinery	0.42%
Media	1.23%
Metals & Mining	0.02%
Mortgage Real Estate Investment Trusts (REITs)	0.08%
Multiline Retail	0.18%
Multi-Utilities	0.10%
Oil, Gas & Consumable Fuels	0.22%
Security Type/Sector	Percentage of Net Assets
Personal Products	0.23%
Pharmaceuticals	1.56%
Professional Services	0.36%
Road & Rail	0.01%
Semiconductors & Semiconductor Equipment	0.73%
Software	2.70%
Specialty Retail	0.34%
Technology Hardware, Storage & Peripherals	1.09%
Textiles, Apparel & Luxury Goods	0.16%
Thrifts & Mortgage Finance	0.04%
Tobacco	0.09%
Trading Companies & Distributors	0.07%
Transportation Infrastructure	0.02%
Wireless Telecommunication Services	0.01%
Developed Markets	15.98%
Aerospace & Defense	0.02%
Air Freight & Logistics	0.10%
Airlines	0.05%
Auto Components	0.03%
Automobiles	0.55%
Banks	1.78%
Beverages	0.56%
Biotechnology	0.12%
Building Products	0.09%
Capital Markets	0.20%
Chemicals	0.42%
Commercial Services & Supplies	0.14%
Construction & Engineering	0.23%
Construction Materials	0.26%
Consumer Finance	0.11%
Containers & Packaging	0.03%
Distributors	0.01%
Diversified Consumer Services	0.02%
Diversified Financial Services	0.20%
Diversified Telecommunication Services	0.58%
Electric Utilities	0.18%
Electrical Equipment	0.06%
Electronic Equipment, Instruments & Components	0.04%
Energy Equipment & Services	0.07%
Entertainment	0.02%
Equity Real Estate Investment Trusts	0.16%
Food & Staples Retailing	0.22%
Food Products	0.25%
Gas Utilities	0.02%
Health Care Equipment & Supplies	0.18%
Health Care Providers & Services	0.03%
Health Care Technology	0.01%
Hotels, Restaurants & Leisure	0.54%

LVIP BlackRock Advantage Allocation Fund–4

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Household Durables	0.02%
Household Products	0.01%
Independent Power and Renewable Electricity Producers	0.02%
Insurance	1.43%
Interactive Media & Services	0.04%
Internet & Direct Marketing Retail	0.01%
IT Services	0.05%
Life Sciences Tools & Services	0.01%
Machinery	0.60%
Media	0.12%
Metals & Mining	0.44%
Multiline Retail	0.01%
Multi-Utilities	0.16%
Oil, Gas & Consumable Fuels	0.59%
Personal Products	0.73%
Pharmaceuticals	1.74%
Professional Services	0.61%
Real Estate Management & Development	0.12%
Road & Rail	0.17%
Semiconductors & Semiconductor Equipment	0.17%
Software	0.12%
Specialty Retail	0.12%
Technology Hardware, Storage & Peripherals	0.24%
Textiles, Apparel & Luxury Goods	0.50%
Thrifts & Mortgage Finance	0.02%
Tobacco	0.43%
Trading Companies & Distributors	0.04%
Transportation Infrastructure	0.01%
Wireless Telecommunication Services	0.17%
Emerging Markets	5.26%
Air Freight & Logistics	0.00%
Airlines	0.01%
Auto Components	0.01%
Automobiles	0.05%
Banks	0.27%
Beverages	0.03%
Biotechnology	0.02%
Capital Markets	0.03%
Chemicals	0.01%
Construction & Engineering	0.19%
Construction Materials	0.09%
Consumer Finance	0.01%
Diversified Financial Services	0.05%
Diversified Telecommunication Services	0.18%
Electric Utilities	0.08%
Electrical Equipment	0.01%
Electronic Equipment, Instruments & Components	0.10%
Security Type/Sector	Percentage of Net Assets
Food & Staples Retailing	0.02%
Food Products	0.14%
Health Care Equipment & Supplies	0.00%
Health Care Providers & Services	0.04%
Hotels, Restaurants & Leisure	0.00%
Household Durables	0.01%
Household Products	0.03%
Independent Power and Renewable Electricity Producers	0.06%
Industrial Conglomerates	0.04%
Insurance	0.04%
Interactive Media & Services	0.32%
Internet & Direct Marketing Retail	0.64%
IT Services	0.15%
Machinery	0.00%
Marine	0.08%
Media	0.00%
Metals & Mining	0.24%
Multiline Retail	0.03%
Oil, Gas & Consumable Fuels	0.72%
Paper & Forest Products	0.00%
Pharmaceuticals	0.06%
Real Estate Management & Development	0.39%
Semiconductors & Semiconductor Equipment	0.43%
Specialty Retail	0.01%
Technology Hardware, Storage & Peripherals	0.18%
Textiles, Apparel & Luxury Goods	0.07%
Thrifts & Mortgage Finance	0.14%
Tobacco	0.00%
Transportation Infrastructure	0.04%
Water Utilities	0.02%
Wireless Telecommunication Services	0.22%
Preferred Stocks	0.42%
Rights	0.00%
Agency Collateralized Mortgage Obligations	1.58%
Agency Commercial Mortgage-Backed Securities	0.81%
Agency Mortgage-Backed Securities	16.02%
Agency Obligation	0.04%
Corporate Bonds	18.41%
Aerospace & Defense	0.10%
Agriculture	0.78%
Auto Manufacturers	0.83%
Banks	3.27%
Beverages	0.52%
Building Materials	0.08%
Chemicals	0.35%
Commercial Services	0.82%

LVIP BlackRock Advantage Allocation Fund–5

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Computers	0.14%
Cosmetics & Personal Care	0.03%
Diversified Financial Services	0.36%
Electric	1.98%
Electronics	0.18%
Food	0.17%
Forest Products & Paper	0.08%
Gas	0.14%
Health Care Products	0.45%
Health Care Services	0.57%
Insurance	0.44%
Internet	0.34%
Investment Company Security	0.20%
Lodging	0.22%
Machinery Diversified	0.11%
Media	1.18%
Mining	0.02%
Oil & Gas	0.33%
Pharmaceuticals	1.07%
Pipelines	0.36%
Real Estate Investment Trusts	1.22%
Retail	0.24%
Semiconductors	0.65%
Software	0.24%
Telecommunications	0.82%
Toys Games Hobby	0.03%
Transportation	0.04%
Water	0.05%
Municipal Bonds	0.33%
Non-Agency Asset-Backed Securities	9.18%
Non-Agency Collateralized Mortgage Obligations	0.52%
Non-Agency Commercial Mortgage-Backed Securities	2.40%
Sovereign Bonds	0.25%
Money Market Fund	2.17%
Total Investments	100.62%
Agency Mortgage-Backed Security	(0.96%)
Receivables and Other Assets Net of Liabilities	0.34%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	1.38%
Apple	1.09%
Amazon.com	0.96%
Facebook Class A	0.86%
Visa Class A	0.72%
Roche Holding	0.64%
Johnson & Johnson	0.57%
salesforce.com	0.52%
McDonald's	0.51%
Alibaba Group Holding ADR	0.51%
Total	7.76%

Geography	Percentage of Net Assets
Australia	1.51%
Austria	0.02%
Belgium	0.32%
Brazil	0.54%
Canada	2.22%
China	1.91%
Denmark	0.10%
Finland	0.35%
France	1.51%
Germany	1.46%
Hong Kong	0.71%
Hungary	0.11%
India	0.63%
Indonesia	0.15%
Ireland	0.34%
Israel	0.08%
Italy	0.19%
Japan	3.46%
Jersey	0.01%
Luxembourg	0.00%
Malaysia	0.09%
Mexico	0.20%
Netherlands	1.13%
Norway	0.06%
Peru	0.03%
Philippines	0.14%
Poland	0.30%
Republic of Korea	0.22%
Russia	0.19%
Saudi Arabia	0.00%

LVIP BlackRock Advantage Allocation Fund–6

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Geography	Percentage of Net Assets
South Africa	0.08%
Spain	0.23%
Sweden	0.29%
Switzerland	1.66%
Taiwan	0.73%
Thailand	0.03%
Turkey	0.27%
United Kingdom	3.22%
United States	73.81%
Uruguay	0.15%
Total	98.45%

ADR–American Depositary Receipt
IT–Information Technology
LVIP BlackRock Advantage Allocation Fund–7

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–48.49%
U.S. MARKETS–27.25%
Aerospace & Defense–1.22%
Curtiss-Wright	102	$ 14,371
General Dynamics	621	109,513
HEICO	465	53,080
L3Harris Technologies	158	31,264
Lockheed Martin	721	280,743
Raytheon	203	44,607
†Teledyne Technologies	828	286,935
United Technologies	395	59,155
		879,668
Auto Components–0.06%
Gentex	911	26,401
Goodyear Tire & Rubber	1,131	17,592
		43,993
Automobiles–0.13%
Ford Motor	10,109	94,014
		94,014
Banks–1.24%
Bank of Hawaii	137	13,037
CIT Group	1,071	48,870
Citizens Financial Group	5,758	233,832
First Horizon National	5,872	97,240
IBERIABANK	66	4,939
Investors Bancorp	1,085	12,928
JPMorgan Chase & Co.	662	92,283
PacWest Bancorp	2,010	76,922
Pinnacle Financial Partners	185	11,840
Regions Financial	1,276	21,896
Synovus Financial	824	32,301
TCF Financial	506	23,681
Umpqua Holdings	759	13,434
Wells Fargo & Co.	3,503	188,461
Wintrust Financial	152	10,777
Zions Bancorp	228	11,838
		894,279
Beverages–0.22%
Coca-Cola	1,957	108,320
Molson Coors Brewing Class B	911	49,103
		157,423
Biotechnology–0.65%
AbbVie	1,083	95,889
†Alexion Pharmaceuticals	177	19,142
†Alnylam Pharmaceuticals	92	10,596
Amgen	454	109,446
†Biogen	152	45,103
†BioMarin Pharmaceutical	192	16,233
†Exact Sciences	91	8,416
Gilead Sciences	1,006	65,370
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Biotechnology (continued)
†Incyte	190	$ 16,591
†Regeneron Pharmaceuticals	60	22,529
†Seattle Genetics	111	12,683
†Vertex Pharmaceuticals	212	46,417
		468,415
Building Products–0.11%
Allegion	635	79,083
		79,083
Capital Markets–1.05%
Bank of New York Mellon	386	19,427
FactSet Research Systems	50	13,415
Intercontinental Exchange	982	90,884
Morgan Stanley	5,955	304,420
S&P Global	1,223	333,940
		762,086
Chemicals–0.81%
DuPont de Nemours	1,274	81,791
Ecolab	1,585	305,889
PPG Industries	506	67,546
RPM International	177	13,586
Sherwin-Williams	168	98,035
WR Grace & Co.	302	21,095
		587,942
Commercial Services & Supplies–0.13%
Cintas	176	47,358
†Copart	477	43,378
		90,736
Communications Equipment–0.09%
Cisco Systems	447	21,438
Motorola Solutions	260	41,897
		63,335
Construction & Engineering–0.02%
Fluor	770	14,538
		14,538
Construction Materials–0.01%
James Hardie Industries CDI	514	10,053
		10,053
Containers & Packaging–0.09%
Smurfit Kappa Group	145	5,572
WestRock	1,467	62,949
		68,521
Distributors–0.02%
Pool	75	15,928
		15,928
LVIP BlackRock Advantage Allocation Fund–8

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Diversified Consumer Services–0.05%
†Bright Horizons Family Solutions	111	$ 16,682
H&R Block	484	11,364
†ServiceMaster Global Holdings	290	11,212
		39,258
Diversified Telecommunication Services–0.70%
AT&T	4,413	172,460
Verizon Communications	5,489	337,025
		509,485
Electric Utilities–0.25%
Avangrid	241	12,330
Evergy	1,232	80,191
IDACORP	338	36,098
OGE Energy	145	6,448
PNM Resources	271	13,742
Portland General Electric	296	16,514
PPL	488	17,510
		182,833
Electrical Equipment–0.07%
Hubbell	111	16,408
Regal Beloit	366	31,333
		47,741
Electronic Equipment, Instruments & Components–0.08%
Avnet	836	35,480
National Instruments	510	21,593
		57,073
Energy Equipment & Services–0.02%
Baker Hughes	462	11,841
		11,841
Entertainment–0.07%
Activision Blizzard	275	16,341
Cinemark Holdings	477	16,146
†Zynga Class A	2,953	18,072
		50,559
Equity Real Estate Investment Trusts–0.68%
American Tower	146	33,554
Apartment Investment & Management Class A	201	10,382
Apple Hospitality REIT	2,059	33,459
Douglas Emmett	294	12,907
Life Storage	97	10,503
Park Hotels & Resorts	4,597	118,924
RLJ Lodging Trust	1,714	30,372
Sabra Health Care REIT	797	17,008
Simon Property Group	1,401	208,693
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
STAG Industrial	399	$ 12,596
		488,398
Food Products–0.19%
General Mills	807	43,223
JBS	9,558	61,542
Kraft Heinz	317	10,185
†Pilgrim's Pride	744	24,340
		139,290
Gas Utilities–0.03%
Southwest Gas Holdings	44	3,343
UGI	452	20,412
		23,755
Health Care Equipment & Supplies–1.00%
Abbott Laboratories	582	50,552
Danaher	829	127,235
†Edwards Lifesciences	557	129,942
Hill-Rom Holdings	503	57,106
†Hologic	329	17,177
†IDEXX Laboratories	185	48,309
†Masimo	261	41,254
Medtronic	662	75,104
Stryker	774	162,494
West Pharmaceutical Services	112	16,837
		726,010
Health Care Providers & Services–0.67%
†AMN Healthcare Services	197	12,275
Anthem	169	51,043
CVS Health	1,599	118,790
HCA Healthcare	854	126,230
Quest Diagnostics	381	40,687
UnitedHealth Group	459	134,937
		483,962
Health Care Technology–0.19%
†Veeva Systems Class A	998	140,379
		140,379
Hotels, Restaurants & Leisure–0.73%
Carnival (London Stock Exchange)	1,494	72,113
Darden Restaurants	340	37,063
Dunkin' Brands Group	357	26,968
Extended Stay America	930	13,820
McDonald's	1,872	369,926
Six Flags Entertainment	216	9,744
		529,634

LVIP BlackRock Advantage Allocation Fund–9

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Household Durables–0.09%
Lennar Class A	372	$ 20,754
†Tempur Sealy International	527	45,880
		66,634
Household Products–0.39%
Procter & Gamble	2,269	283,398
		283,398
Industrial Conglomerates–0.68%
3M	955	168,481
Carlisle	74	11,976
Honeywell International	1,741	308,157
		488,614
Insurance–1.01%
American Financial Group	55	6,031
Brown & Brown	591	23,332
CNA Financial	3,417	153,116
First American Financial	273	15,921
Globe Life	140	14,735
Hanover Insurance Group	76	10,387
MetLife	2,969	151,330
Prudential Financial	3,193	299,312
Unum Group	1,899	55,375
		729,539
Interactive Media & Services–1.71%
†Alphabet Class A	243	325,472
†Alphabet Class C	197	263,393
†Cargurus	369	12,982
†Facebook Class A	3,013	618,418
†Yelp	351	12,225
		1,232,490
Internet & Direct Marketing Retail–1.03%
†Amazon.com	376	694,788
†Booking Holdings	23	47,236
		742,024
IT Services–2.01%
Accenture Class A	328	69,067
Amdocs	224	16,171
Booz Allen Hamilton Holding	661	47,017
Broadridge Financial Solutions	146	18,037
†CACI International Class A	51	12,749
†FleetCor Technologies	19	5,467
†Gartner	64	9,862
†GoDaddy Class A	3,168	215,170
International Business Machines	103	13,806
Jack Henry & Associates	76	11,071
Mastercard Class A	968	289,035
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
Paychex	1,414	$ 120,275
†PayPal Holdings	165	17,848
†VeriSign	418	80,540
Visa Class A	2,782	522,738
		1,448,853
Life Sciences Tools & Services–0.09%
†Bio-Rad Laboratories Class A	145	53,654
†Mettler-Toledo International	16	12,693
		66,347
Machinery–0.42%
AGCO	143	11,047
Crane	134	11,575
Graco	246	12,792
IDEX	311	53,492
Nordson	87	14,167
Oshkosh	165	15,617
Snap-on	984	166,689
Woodward	156	18,477
		303,856
Media–1.23%
Cable One	12	17,862
†Charter Communications Class A	283	137,277
Comcast Class A	6,231	280,208
†Discovery Class A	701	22,951
†Discovery Class C	391	11,921
Interpublic Group	10,029	231,670
Sirius XM Holdings	26,605	190,226
		892,115
Metals & Mining–0.02%
Reliance Steel & Aluminum	133	15,928
		15,928
Mortgage Real Estate Investment Trusts (REITs)–0.08%
Chimera Investment	910	18,710
Starwood Property Trust	434	10,789
Two Harbors Investment	2,033	29,722
		59,221
Multiline Retail–0.18%
Dollar General	826	128,839
		128,839
Multi-Utilities–0.10%
DTE Energy	165	21,429
MDU Resources Group	1,731	51,428
		72,857

LVIP BlackRock Advantage Allocation Fund–10

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels–0.22%
Exxon Mobil	2,240	$ 156,307
		156,307
Personal Products–0.23%
Estee Lauder Class A	785	162,134
Nu Skin Enterprises Class A	160	6,557
		168,691
Pharmaceuticals–1.56%
Allergan	233	44,543
Bristol-Myers Squibb	1,960	125,812
Johnson & Johnson	2,800	408,436
Merck & Co.	604	54,934
Pfizer	7,706	301,921
Zoetis	1,472	194,819
		1,130,465
Professional Services–0.36%
†CoStar Group	114	68,206
†IHS Markit	2,018	152,057
Insperity	427	36,739
		257,002
Road & Rail–0.01%
Landstar System	64	7,288
		7,288
Semiconductors & Semiconductor Equipment–0.73%
Analog Devices	366	43,496
Broadcom	19	6,004
Cabot Microelectronics	35	5,051
†Cirrus Logic	279	22,992
Entegris	495	24,795
Intel	1,225	73,316
KLA	93	16,570
Lam Research	297	86,843
NVIDIA	496	116,709
†Silicon Laboratories	188	21,804
Texas Instruments	837	107,379
		524,959
Software–2.70%
†Adobe Systems	154	50,791
†Atlassian Class A	240	28,882
Citrix Systems	489	54,230
†Cornerstone OnDemand	219	12,822
†Fortinet	238	25,409
Intuit	685	179,422
†Manhattan Associates	194	15,472
Microsoft	6,312	995,402
†Palo Alto Networks	89	20,581
†Paylocity Holding	116	14,015
†Proofpoint	201	23,071
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Software (continued)
†RingCentral Class A	221	$ 37,276
†salesforce.com	2,319	377,162
†ServiceNow	359	101,353
†Zendesk	148	11,341
		1,947,229
Specialty Retail–0.34%
†AutoZone	15	17,870
Home Depot	885	193,266
†O'Reilly Automotive	53	23,228
Penske Automotive Group	189	9,491
		243,855
Technology Hardware, Storage & Peripherals–1.09%
Apple	2,673	784,926
		784,926
Textiles, Apparel & Luxury Goods–0.16%
NIKE Class B	1,131	114,582
		114,582
Thrifts & Mortgage Finance–0.04%
Essent Group	266	13,829
MGIC Investment	898	12,725
		26,554
Tobacco–0.09%
Philip Morris International	779	66,285
		66,285
Trading Companies & Distributors–0.07%
GATX	151	12,510
MSC Industrial Direct Class A	282	22,129
Watsco	82	14,772
		49,411
Transportation Infrastructure–0.02%
Macquarie Infrastructure	275	11,781
		11,781
Wireless Telecommunication Services–0.01%
Telephone & Data Systems	325	8,265
		8,265
Total U.S. Markets (Cost $16,462,943)		19,688,547
DEVELOPED MARKETS–15.98%
Aerospace & Defense–0.02%
Thales	149	15,463
		15,463

LVIP BlackRock Advantage Allocation Fund–11

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Air Freight & Logistics–0.10%
Deutsche Post	1,921	$ 73,044
		73,044
Airlines–0.05%
Qantas Airways	6,515	32,506
		32,506
Auto Components–0.03%
Cie Plastic Omnium	644	17,987
		17,987
Automobiles–0.55%
Bayerische Motoren Werke	1,474	120,729
Ferrari	710	117,886
Honda Motor	600	16,981
Nissan Motor	13,700	79,388
Renault	901	42,629
Toyota Motor	100	7,046
Volkswagen	57	11,040
		395,699
Banks–1.78%
ABN AMRO Group CVA	1,334	24,271
Australia & New Zealand Banking Group	1,544	26,687
Bank Hapoalim	2,543	21,098
Bank of Montreal	1,373	106,410
Bank of Nova Scotia	3,419	193,126
BOC Hong Kong Holdings	6,500	22,564
Chiba Bank	1,000	5,750
First International Bank of Israel	562	16,256
Gunma Bank	1,200	4,209
Hokuhoku Financial Group	300	3,145
Mediobanca Banca di Credito Finanziario	920	10,130
Mitsubishi UFJ Financial Group	16,000	86,501
Mizuho Financial Group	7,900	12,169
Resona Holdings	21,000	91,529
Royal Bank of Canada	1,765	139,659
Sumitomo Mitsui Financial Group	4,200	155,128
Sumitomo Mitsui Trust Holdings	400	15,812
Toronto-Dominion Bank	6,132	343,917
Westpac Banking	605	10,287
		1,288,648
Beverages–0.56%
Britvic	1,097	13,143
Carlsberg Class B	66	9,850
Diageo	4,767	202,091
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Beverages (continued)
Kirin Holdings	300	$ 6,548
Pernod Ricard	524	93,691
Royal Unibrew	171	15,663
Treasury Wine Estates	5,410	61,655
		402,641
Biotechnology–0.12%
CSL	325	62,892
†Genmab	49	10,898
Grifols	280	9,871
		83,661
Building Products–0.09%
Assa Abloy Class B	745	17,415
Cie de Saint-Gobain	1,034	42,334
Kingspan Group	130	7,940
		67,689
Capital Markets–0.20%
Euronext	222	18,091
IG Group Holdings	1,454	13,385
Jupiter Fund Management	770	4,178
Macquarie Group	627	60,654
Magellan Financial Group	347	13,868
Man Group	3,850	8,057
Reinet Investments	88	1,744
†UBS Group (New York Shares)	2,118	26,728
		146,705
Chemicals–0.42%
Akzo Nobel	145	14,742
Arkema	76	8,073
Chr Hansen Holding	151	12,000
Denka	400	11,891
DIC	100	2,760
Lintec	200	4,452
Mitsubishi Chemical Holdings	12,700	94,630
Nippon Shokubai	100	6,197
Nutrien	1,107	52,999
Sika	62	11,643
Sumitomo Chemical	12,000	54,487
Tosoh	500	7,703
Ube Industries	400	8,663
Zeon	1,000	12,445
		302,685
Commercial Services & Supplies–0.14%
Brambles	1,213	9,976
Edenred	221	11,428
HomeServe	800	13,394
Rentokil Initial	4,078	24,470

LVIP BlackRock Advantage Allocation Fund–12

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Commercial Services & Supplies (continued)
Ritchie Bros Auctioneers	283	$ 12,144
Secom	300	26,773
		98,185
Construction & Engineering–0.23%
Bouygues	1,347	57,234
CIMIC Group	664	15,442
HOCHTIEF	603	76,772
Maeda	1,000	9,735
Penta-Ocean Construction	1,100	6,810
		165,993
Construction Materials–0.26%
CSR	2,703	8,631
HeidelbergCement	520	37,786
†LafargeHolcim	2,383	132,203
Wienerberger	344	10,194
		188,814
Consumer Finance–0.11%
Hitachi Capital	2,900	76,141
		76,141
Containers & Packaging–0.03%
Amcor	1,840	20,104
		20,104
Distributors–0.01%
Inchcape	1,014	9,483
		9,483
Diversified Consumer Services–0.02%
IDP Education	985	11,868
		11,868
Diversified Financial Services–0.20%
Groupe Bruxelles Lambert	808	85,159
ORIX	2,900	48,057
Pargesa Holding Bearer Shares	121	10,053
		143,269
Diversified Telecommunication Services–0.58%
BCE	4,599	213,065
Nippon Telegraph & Telephone	4,000	101,095
†Sunrise Communications Group	115	9,035
Telefonica	10,257	71,643
Telefonica Deutschland Holding	7,182	20,817
		415,655
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Electric Utilities–0.18%
Acciona	92	$ 9,680
Chubu Electric Power	3,600	50,889
Endesa	754	20,120
Fortum	2,054	50,700
		131,389
Electrical Equipment–0.06%
Schneider Electric	435	44,646
		44,646
Electronic Equipment, Instruments & Components–0.04%
Electrocomponents	1,124	10,088
Japan Aviation Electronics Industry	1,000	20,175
		30,263
Energy Equipment & Services–0.07%
Petrofac	1,285	6,517
Subsea 7	3,366	40,268
		46,785
Entertainment–0.02%
CTS Eventim & Co.	224	14,055
		14,055
Equity Real Estate Investment Trusts–0.16%
Alstria office REIT	603	11,329
Merlin Properties SOCIMI	896	12,855
Scentre Group	34,067	91,562
		115,746
Food & Staples Retailing–0.22%
J Sainsbury	3,852	11,730
Seven & i Holdings	300	10,997
Sundrug	300	10,855
Welcia Holdings	100	6,353
Wm Morrison Supermarkets	16,194	42,858
Woolworths Group	2,892	73,385
		156,178
Food Products–0.25%
Nestle	628	67,991
NH Foods	500	20,712
Tate & Lyle	1,096	11,036
Uni-President Enterprises	32,000	79,207
		178,946
Gas Utilities–0.02%
Rubis SCA	185	11,361
†Towngas China	2,000	1,386
		12,747

LVIP BlackRock Advantage Allocation Fund–13

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Health Care Equipment & Supplies–0.18%
Ansell	1,346	$ 27,420
Cochlear	427	67,340
Elekta Class B	1,266	16,673
GN Store Nord	229	10,772
Straumann Holding Class R	11	10,790
		132,995
Health Care Providers & Services–0.03%
Miraca Holdings	500	12,247
UDG Healthcare	846	9,032
		21,279
Health Care Technology–0.01%
CompuGroup Medical	96	6,865
		6,865
Hotels, Restaurants & Leisure–0.54%
Aristocrat Leisure	11,861	280,251
Compass Group	1,909	47,792
Crown Resorts	1,172	9,878
Playtech	946	4,975
Restaurant Brands International	339	21,610
SSP Group	2,121	18,261
William Hill	2,278	5,686
		388,453
Household Durables–0.02%
Fujitsu General	500	11,221
Sumitomo Forestry	400	5,890
		17,111
Household Products–0.01%
Lion	500	9,719
		9,719
Independent Power and Renewable Electricity Producers–0.02%
Northland Power	685	14,348
		14,348
Insurance–1.43%
Aegon	23,205	105,860
Allianz	1,171	286,928
ASR Nederland	313	11,713
Dai-ichi Life Holdings	800	13,184
Direct Line Insurance Group	1,485	6,147
Japan Post Holdings	1,100	10,345
Japan Post Insurance	900	15,342
Legal & General Group	3,499	14,043
Manulife Financial	4,355	88,405
MS&AD Insurance Group Holdings	500	16,504
NN Group	7,429	281,826
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Insurance (continued)
Power Financial	913	$ 24,566
QBE Insurance Group	1,526	13,793
Storebrand	1,884	14,842
Swiss Re	132	14,829
†Talanx	795	39,346
Tokio Marine Holdings	400	22,396
Unipol Gruppo	1,553	8,916
Vienna Insurance Group	181	5,127
Zurich Insurance Group	102	41,840
		1,035,952
Interactive Media & Services–0.04%
Rightmove	3,289	27,603
		27,603
Internet & Direct Marketing Retail–0.01%
Moneysupermarket.com Group	1,236	5,413
		5,413
IT Services–0.05%
Itochu Techno-Solutions	400	11,265
Obic	200	26,940
		38,205
Life Sciences Tools & Services–0.01%
Sartorius Stedim Biotech	51	8,449
		8,449
Machinery–0.60%
Glory	100	3,022
Kone Class B	2,622	171,447
Mitsubishi Heavy Industries	300	11,633
Rational	25	20,028
Spirax-Sarco Engineering	176	20,725
Valmet	1,142	27,385
Volvo Class B	10,537	176,402
		430,642
Media–0.12%
Fuji Media Holdings	500	7,099
Lagardere SCA	366	7,977
Mediaset Espana Comunicacion	3,677	23,345
Nippon Television Holdings	400	5,337
Publicis Groupe	285	12,902
Quebecor Class B	470	11,995
Schibsted Class A	557	16,852
		85,507
Metals & Mining–0.44%
Anglo American (London Stock Exchange)	3,363	96,799

LVIP BlackRock Advantage Allocation Fund–14

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Metals & Mining (continued)
APERAM	545	$ 17,429
BHP Group	4,383	119,709
Centamin	3,479	5,853
Dowa Holdings	500	18,561
Franco-Nevada	109	11,256
†MMG	8,000	2,402
Nippon Steel	800	12,058
Northern Star Resources	1,455	11,548
Regis Resources	2,046	6,231
Wheaton Precious Metals	554	16,485
		318,331
Multiline Retail–0.01%
Wesfarmers	334	9,704
		9,704
Multi-Utilities–0.16%
A2A	628	1,179
AGL Energy	700	10,085
National Grid	8,605	107,633
		118,897
Oil, Gas & Consumable Fuels–0.59%
BP	11,414	71,301
Enerplus	1,146	8,163
Gaztransport Et Technigaz	81	7,759
JXTG Holdings	36,600	166,112
Repsol	900	14,063
Royal Dutch Shell Class A	3,076	91,065
Royal Dutch Shell Class B	1,514	44,912
TOTAL	267	14,735
Woodside Petroleum	404	9,747
		427,857
Personal Products–0.73%
Fancl	800	21,299
Kao	900	74,228
L'Oreal	1,169	346,175
Unilever	789	45,467
Unilever CVA	642	36,892
		524,061
Pharmaceuticals–1.74%
Astellas Pharma	8,300	141,681
GlaxoSmithKline	5,999	141,364
Kaken Pharmaceutical	300	16,553
Merck	203	23,933
Novartis	2,489	235,682
Roche Holding	1,415	459,879
Takeda Pharmaceutical	2,300	90,970
UCB	1,836	146,014
		1,256,076
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Professional Services–0.61%
ALS	4,039	$ 26,019
Experian	3,103	104,893
Intertek Group	1,912	148,210
Recruit Holdings	700	26,219
Wolters Kluwer	1,893	138,062
		443,403
Real Estate Management & Development–0.12%
Aroundtown S.A.	2,518	22,616
Daito Trust Construction	300	37,073
PSP Swiss Property	104	14,360
†TAG Immobilien	516	12,815
		86,864
Road & Rail–0.17%
Central Japan Railway	200	40,214
East Japan Railway	800	72,209
TFI International	291	9,809
		122,232
Semiconductors & Semiconductor Equipment–0.17%
Advantest	400	22,559
ASM International	159	17,862
†Dialog Semiconductor	206	10,462
Tokyo Electron	300	65,499
Ulvac	200	7,893
		124,275
Software–0.12%
Altium	856	20,856
†Check Point Software Technologies	179	19,862
SAP	165	22,209
SimCorp	109	12,394
Software	216	7,520
		82,841
Specialty Retail–0.12%
Fast Retailing	100	59,407
Fielmann	240	19,370
WH Smith	143	4,925
		83,702
Technology Hardware, Storage & Peripherals–0.24%
Canon	600	16,421
Logitech International	3,336	158,036
		174,457
Textiles, Apparel & Luxury Goods–0.50%
adidas	26	8,452
Christian Dior SE	30	15,372
Kering	178	116,843

LVIP BlackRock Advantage Allocation Fund–15

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Textiles, Apparel & Luxury Goods (continued)
LVMH Moet Hennessy Louis Vuitton	418	$ 194,206
Puma	360	27,605
		362,478
Thrifts & Mortgage Finance–0.02%
Deutsche Pfandbriefbank	1,048	17,068
		17,068
Tobacco–0.43%
Altria Group	2,223	110,950
British American Tobacco	363	15,538
Imperial Brands	2,843	70,383
Japan Tobacco	5,200	115,942
		312,813
Trading Companies & Distributors–0.04%
Rexel	1,525	20,262
Sojitz	3,400	10,958
		31,220
Transportation Infrastructure–0.01%
Flughafen Zurich	54	9,857
		9,857
Wireless Telecommunication Services–0.17%
KDDI	1,600	47,738
NTT DOCOMO	1,600	44,570
Vodafone Group	16,589	32,249
		124,557
Total Developed Markets (Cost $10,473,946)		11,540,229
EMERGING MARKETS–5.26%
Air Freight & Logistics–0.00%
Sinotrans Class H	4,000	1,360
		1,360
Airlines–0.01%
†China Eastern Airlines Class H	12,000	6,653
		6,653
Auto Components–0.01%
Apollo Tyres	2,002	4,597
		4,597
Automobiles–0.05%
BAIC Motor Class H	5,500	3,120
Dongfeng Motor Group Class H	8,000	7,525
Geely Automobile Holdings	6,000	11,735
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Automobiles (continued)
†Tata Motors	5,807	$ 15,063
		37,443
Banks–0.27%
Agricultural Bank of China Class H	19,000	8,363
Banco do Brasil	665	8,777
Bank of China Class H	49,000	20,940
China Construction Bank Class H	29,000	25,047
CTBC Financial Holding	10,000	7,472
Dah Sing Banking Group	2,000	2,674
HDFC Bank	1,122	19,996
Industrial & Commercial Bank of China Class H	39,000	30,030
Kotak Mahindra Bank	546	12,884
OTP Bank	793	41,522
Riyad Bank	25	160
†Turkiye Garanti Bankasi	888	1,663
†Turkiye Is Bankasi Class C	15,685	16,901
		196,429
Beverages–0.03%
Ambev	4,700	21,880
Fraser & Neave Holdings	300	2,555
		24,435
Biotechnology–0.02%
†Celltrion	95	14,809
		14,809
Capital Markets–0.03%
China Cinda Asset Management Class H	31,000	7,042
China International Capital Class H	2,800	5,397
Guotai Junan Securities Class H	6,200	10,980
		23,419
Chemicals–0.01%
Pidilite Industries	309	6,004
		6,004
Construction & Engineering–0.19%
China Communications Construction Class H	78,000	63,563
China Railway Construction Class H	52,000	56,923
Metallurgical Corp. of China Class H	23,000	5,165
Sinopec Engineering Group Class H	3,000	1,794

LVIP BlackRock Advantage Allocation Fund–16

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Construction & Engineering (continued)
Tekfen Holding	3,955	$ 12,844
		140,289
Construction Materials–0.09%
Anhui Conch Cement Class H	7,000	51,025
BBMG Class H	10,000	3,067
Cemex	16,770	6,280
China Resources Cement Holdings	4,000	5,092
		65,464
Consumer Finance–0.01%
Ujjivan Financial Services	1,039	5,057
		5,057
Diversified Financial Services–0.05%
Haci Omer Sabanci Holding	18,863	30,249
Yuanta Financial Holding	6,000	4,043
		34,292
Diversified Telecommunication Services–0.18%
Telekomunikasi Indonesia Persero	333,700	95,597
True NVDR	65,500	10,031
†Turk Telekomunikasyon	18,110	22,436
		128,064
Electric Utilities–0.08%
†PGE Polska Grupa Energetyczna	23,042	48,284
Power Grid Corp. of India	3,168	8,444
		56,728
Electrical Equipment–0.01%
Bharat Heavy Electricals	8,943	5,444
Xinjiang Goldwind Science & Technology Class H	3,400	3,949
		9,393
Electronic Equipment, Instruments & Components–0.10%
AU Optronics	38,000	12,740
China Railway Signal & Communication Class H	5,000	2,791
Innolux	203,000	56,410
Kingboard Laminates Holdings	2,000	2,479
		74,420
Food & Staples Retailing–0.02%
†Avenue Supermarts	397	10,225
Clicks Group	150	2,748
Magnit PJSC GDR	276	3,327
		16,300
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Food Products–0.14%
Gruma Class B	435	$ 4,458
QL Resources	900	1,789
Uni-President China Holdings	3,000	3,149
Universal Robina	30,300	86,751
†Yihai International Holding	1,000	5,865
		102,012
Health Care Equipment & Supplies–0.00%
Top Glove	1,600	1,838
		1,838
Health Care Providers & Services–0.04%
Netcare	18,643	25,903
		25,903
Hotels, Restaurants & Leisure–0.00%
†Alsea	600	1,581
		1,581
Household Durables–0.01%
LG Electronics	98	6,087
		6,087
Household Products–0.03%
Hindustan Unilever	719	19,371
Unilever Indonesia	1,100	3,325
		22,696
Independent Power and Renewable Electricity Producers–0.06%
Datang International Power Generation Class H	16,000	3,059
Gulf Energy Development	1,300	7,205
Huadian Power International Class H	6,000	2,279
Huaneng Power International Class H	58,000	29,326
		41,869
Industrial Conglomerates–0.04%
KOC Holding	5,049	17,246
Turkiye Sise ve Cam Fabrikalari	12,306	10,901
		28,147
Insurance–0.04%
AIA Group	800	8,398
China Reinsurance Group Class H	26,000	4,271
HDFC Life Insurance	1,215	10,656
IRB Brasil Resseguros	600	5,829
		29,154

LVIP BlackRock Advantage Allocation Fund–17

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Interactive Media & Services–0.32%
†Just Dial	1,074	$ 8,597
†Sohu.com ADR	185	2,068
Tencent Holdings	4,600	221,727
		232,392
Internet & Direct Marketing Retail–0.64%
†Alibaba Group Holding ADR	1,722	365,236
†JD.com ADR	1,928	67,923
Naspers Class N	175	28,623
		461,782
IT Services–0.15%
HCL Technologies	2,470	19,659
Infosys	2,350	24,072
Tata Consultancy Services	1,462	44,277
Tech Mahindra	1,068	11,406
Wipro	3,304	11,377
		110,791
Machinery–0.00%
Sinotruk Hong Kong	1,000	2,133
		2,133
Marine–0.08%
†COSCO SHIPPING Holdings Class H	10,000	4,055
MISC	27,800	56,749
		60,804
Media–0.00%
Megacable Holdings	500	2,048
†MultiChoice Group	128	1,065
		3,113
Metals & Mining–0.24%
Angang Steel Class H	7,800	3,243
China Zhongwang Holdings	3,600	1,437
Eregli Demir ve Celik Fabrikalari	35,111	53,354
†KGHM Polska Miedz	3,811	96,133
MMC Norilsk Nickel PJSC	59	18,151
		172,318
Multiline Retail–0.03%
Magazine Luiza	1,600	19,087
		19,087
Oil, Gas & Consumable Fuels–0.72%
Banpu NVDR	8,100	3,213
Bharat Petroleum	7,609	52,400
Bukit Asam	6,600	1,262
China Coal Energy Class H	13,000	5,155
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
China Petroleum & Chemical Class H	28,000	$ 16,853
China Shenhua Energy Class H	16,000	33,428
CNOOC	26,000	43,243
Gazprom PJSC	8,320	34,376
Hindustan Petroleum	5,961	22,089
Indian Oil	7,740	13,614
LUKOIL PJSC	297	29,478
MOL Hungarian Oil & Gas	3,648	36,364
Novatek PJSC GDR	97	19,691
Oil & Natural Gas	15,571	28,097
Polski Koncern Naftowy ORLEN	2,781	62,905
Polskie Gornictwo Naftowe i Gazownictwo	9,982	11,385
SK Innovation	216	27,954
S-Oil	183	15,030
Surgutneftegas PJSC	7,572	6,160
Tatneft PJSC	1,504	18,425
Tupras Turkiye Petrol Rafinerileri	1,403	29,904
United Tractors	5,200	8,051
		519,077
Paper & Forest Products–0.00%
Indah Kiat Pulp & Paper	3,400	1,882
		1,882
Pharmaceuticals–0.06%
China Traditional Chinese Medicine Holdings	4,000	1,930
Dr Reddy's Laboratories	131	5,276
Guangzhou Baiyunshan Pharmaceutical Holdings Class H	2,000	6,827
Sino Biopharmaceutical	19,500	27,277
SSY Group	2,000	1,619
		42,929
Real Estate Management & Development–0.39%
Future Land Development Holdings	4,000	4,866
Greentown China Holdings	4,000	4,912
Guangzhou R&F Properties Class H	23,600	43,552
Henderson Land Development	1,331	6,533
Hongkong Land Holdings	3,000	17,250
Hysan Development	4,000	15,682
†Kaisa Group Holdings	4,000	1,910
Kerry Properties	7,500	23,822
†KWG Group Holdings	12,000	16,817

LVIP BlackRock Advantage Allocation Fund–18

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Real Estate Management & Development (continued)
Logan Property Holdings	4,000	$ 6,714
Shenzhen Investment	8,000	3,203
Sino-Ocean Group Holding	4,000	1,607
Sun Hung Kai Properties	7,500	114,825
Swire Properties	2,600	8,625
Wheelock & Co.	1,000	6,667
Yuexiu Property	8,000	1,848
Yuzhou Properties	3,000	1,652
		280,485
Semiconductors & Semiconductor Equipment–0.43%
Hua Hong Semiconductor	1,000	2,274
MediaTek	2,000	29,589
Taiwan Semiconductor Manufacturing	25,000	276,045
		307,908
Specialty Retail–0.01%
Zhongsheng Group Holdings	1,500	6,141
		6,141
Technology Hardware, Storage & Peripherals–0.18%
Inventec	43,000	32,777
Legend Holdings Class H	1,400	3,177
Samsung Electronics	1,966	94,735
		130,689
Textiles, Apparel & Luxury Goods–0.07%
ANTA Sports Products	2,000	17,902
Feng TAY Enterprise	2,200	14,311
†Fila Korea	38	1,736
Formosa Taffeta	11,000	12,550
Li Ning	1,500	4,495
		50,994
Thrifts & Mortgage Finance–0.14%
Housing Development Finance	2,924	98,830
		98,830
Tobacco–0.00%
British American Tobacco Malaysia	800	2,949
		2,949
Transportation Infrastructure–0.04%
Grupo Aeroportuario del Centro Norte	300	2,246
Shenzhen International Holdings	1,500	3,296
Zhejiang Expressway Class H	22,000	20,045
		25,587
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Water Utilities–0.02%
Guangdong Investment	6,000	$ 12,551
		12,551
Wireless Telecommunication Services–0.22%
America Movil	32,363	25,846
China Mobile	13,500	113,478
Mobile TeleSystems PJSC ADR	548	5,562
PLDT	560	10,984
		155,870
Total Emerging Markets (Cost $3,649,420)		3,802,755
Total Common Stock (Cost $30,586,309)		35,031,531
PREFERRED STOCKS–0.42%
Banco Bradesco 5.83%	7,620	68,863
Bayerische Motoren Werke 6.21%	97	5,971
Braskem 2.43%	805	6,008
Cia Brasileira de Distribuicao 0.98%	1,632	35,657
Cia Energetica de Sao Paulo 2.79%	7,426	59,128
Henkel & Co. 1.99%	152	15,702
Itau Unibanco Holding 5.07%	11,197	103,706
Surgutneftegas PJSC 0.00%	6,712	4,087
Total Preferred Stocks (Cost $277,462)		299,122
RIGHTS–0.00%
†Bristol-Myers Squibb	582	1,752
=†Legend Holdings 5/23/19	107	0
†Repsol 1/21/20	2,434	1,155
Total Rights (Cost $2,390)		2,907

	Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.58%
•Fannie Mae Connecticut Avenue Securities
Series 2014-C01 M2 6.19% (LIBOR01M + 4.40%) 1/25/24	95,041	103,256
Series 2014-C02 2M2 4.39% (LIBOR01M + 2.60%) 5/25/24	102,259	105,988
Series 2014-C03 2M2 4.69% (LIBOR01M + 2.90%) 7/25/24	73,096	76,181

LVIP BlackRock Advantage Allocation Fund–19

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Fannie Mae Connecticut Avenue Securities (continued)
Series 2014-C04 1M2 6.69% (LIBOR01M + 4.90%) 11/25/24	40,167	$ 44,114
Series 2017-C01 1M2A 5.34% (LIBOR01M + 3.55%) 7/25/29	120,000	122,418
Series 2017-C02 2M1 2.94% (LIBOR01M + 1.15%) 9/25/29	28,585	28,607
Series 2017-C04 2M1 2.64% (LIBOR01M + 0.85%) 11/25/29	45,917	45,928
Series 2017-C05 1M1 2.34% (LIBOR01M + 0.55%) 1/25/30	749	749
Series 2017-C06 1M1 2.54% (LIBOR01M + 0.75%) 2/25/30	6,751	6,750
Series 2018-C03 1M1 2.47% (LIBOR01M + 0.68%) 10/25/30	33,810	33,808
Series 2018-C06 2M1 2.34% (LIBOR01M + 0.55%) 3/25/31	11,696	11,693
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 4.64% (LIBOR01M + 2.85%) 4/25/28	66,657	67,307
Series 2017-DNA1 M1 2.99% (LIBOR01M + 1.20%) 7/25/29	95,015	95,189
Series 2017-DNA3 M1 2.54% (LIBOR01M + 0.75%) 3/25/30	133,294	133,383
Series 2017-HQA2 M1 2.59% (LIBOR01M + 0.80%) 12/25/29	120,056	120,105
•STACR Trust
Series 2018-DNA3 M1 2.54% (LIBOR01M + 0.75%) 9/25/48	64,849	64,850
Series 2018-HRP2 M2 3.04% (LIBOR01M + 1.25%) 2/25/47	80,000	80,104
Total Agency Collateralized Mortgage Obligations (Cost $1,153,561)		1,140,430
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.81%
•Fannie Mae-Aces Series 2017-M4 A2 2.59% 12/25/26	125,000	125,978
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
♦Freddie Mac Multifamily Structured Pass Through Certificates
Series K056 A2 2.53% 5/25/26	140,000	$ 142,024
Series K057 A2 2.57% 7/25/26	100,000	101,787
Series K062 A2 3.41% 12/25/26	200,000	213,949
Total Agency Commercial Mortgage-Backed Securities (Cost $564,270)		583,738
AGENCY MORTGAGE-BACKED SECURITIES–16.02%
Fannie Mae
3.50% 11/1/51	274,750	288,191
4.00% 2/1/47	47,900	50,296
4.00% 1/1/57	22,645	24,270
4.00% 2/1/57	22,787	24,324
•Fannie Mae Connecticut Avenue Securities
2.24% (LIBOR01M + 0.45%) 7/25/30	200,000	198,794
2.54% (LIBOR01M + 0.75%) 6/25/39	108,202	108,212
Fannie Mae S.F. 15 yr
4.00% 5/1/33	60,813	63,419
4.00% 6/1/33	26,903	28,062
Fannie Mae S.F. 30 yr
3.00% 10/1/44	141,073	145,195
3.00% 11/1/46	73,765	75,449
3.00% 7/1/47	21,094	21,590
3.00% 12/1/49	127,000	128,911
3.50% 2/1/45	33,336	35,114
3.50% 3/1/46	27,192	28,642
3.50% 10/1/46	180,065	187,684
3.50% 12/1/46	152,390	161,259
3.50% 1/1/47	137,237	144,723
3.50% 11/1/47	21,065	22,586
3.50% 1/1/48	82,450	87,613
3.50% 2/1/48	818,588	852,602
3.50% 6/1/49	49,035	51,936
4.00% 1/1/45	39,878	42,623
4.00% 3/1/45	22,427	23,757
4.00% 6/1/46	106,799	116,191
4.00% 2/1/47	20,651	21,791
4.00% 8/1/47	205,766	215,454
4.00% 9/1/47	704,664	742,456
4.00% 10/1/47	88,055	95,784
4.00% 6/1/48	38,755	40,442
4.00% 10/1/48	409,173	426,019
4.50% 8/1/41	26,256	29,106
4.50% 2/1/48	1,452,755	1,560,090
4.50% 6/1/48	20,864	22,671
5.00% 2/1/35	3,608	3,977
5.00% 10/1/35	2,852	3,143
5.00% 11/1/35	3,577	3,945

LVIP BlackRock Advantage Allocation Fund–20

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.00% 4/1/48	220,966	$ 236,281
5.50% 8/1/37	3,207	3,607
5.50% 9/1/41	38,924	43,732
5.50% 1/1/47	102,065	114,704
6.00% 12/1/36	779	887
6.00% 2/1/37	2,336	2,679
6.00% 8/1/37	2,613	2,988
6.00% 9/1/37	825	946
6.00% 5/1/38	8,325	9,548
6.00% 9/1/38	2,335	2,679
6.00% 11/1/38	1,840	2,110
6.00% 9/1/39	6,742	7,730
6.00% 3/1/40	3,093	3,548
6.00% 7/1/40	10,861	12,456
6.00% 5/1/41	3,966	4,548
6.00% 7/1/41	21,304	24,438
Freddie Mac S.F. 30 yr
3.50% 10/1/42	83,889	88,426
3.50% 7/1/47	23,378	24,276
3.50% 9/1/47	36,975	39,012
3.50% 12/1/47	81,203	84,355
3.50% 2/1/48	74,082	76,938
3.50% 3/1/48	44,232	45,931
3.50% 5/1/48	43,653	45,196
3.50% 11/1/49	24,628	25,342
4.00% 10/1/46	20,291	21,502
4.00% 10/1/47	7,124	7,490
4.00% 2/1/48	39,199	41,142
4.00% 6/1/48	20,938	22,695
4.00% 10/1/48	103,299	107,537
4.00% 12/1/48	41,654	44,114
4.00% 1/1/49	499,986	521,110
4.00% 3/1/49	42,361	44,204
4.50% 5/1/40	79,800	87,662
4.50% 9/1/46	247,509	265,805
5.00% 4/1/48	191,474	204,938
5.00% 7/1/48	34,385	36,800
5.50% 3/1/34	973	1,094
5.50% 12/1/34	914	1,029
5.50% 4/1/38	3,657	4,106
5.50% 7/1/38	3,637	4,086
6.00% 3/1/36	2,939	3,373
6.00% 9/1/37	2,095	2,404
6.00% 1/1/38	975	1,117
6.00% 6/1/38	2,800	3,214
•Freddie Mac STACR Trust
2.49% (LIBOR01M + 0.70%) 4/25/49	44,987	44,989
2.54% (LIBOR01M + 0.75%) 9/25/49	63,289	63,306
2.74% (LIBOR01M + 0.95%) 11/25/48	130,758	130,796
GNMA I S.F. 30 yr
3.50% 6/15/43	22,653	23,842
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
3.50% 12/15/47	49,446	$ 51,790
GNMA II S.F. 30 yr
3.00% 5/20/45	39,041	40,404
3.00% 2/20/46	22,473	23,252
3.00% 8/20/46	89,194	92,015
3.50% 10/20/42	36,944	38,885
3.50% 4/20/45	9,907	10,303
3.50% 11/20/45	38,852	40,501
3.50% 3/20/46	87,306	90,976
3.50% 4/20/46	37,651	39,203
3.50% 6/20/46	151,883	157,967
3.50% 12/20/46	53,996	56,035
3.50% 2/20/47	26,621	27,652
3.50% 3/20/47	54,303	56,490
3.50% 4/20/48	110,091	114,810
4.00% 7/20/47	100,738	105,258
4.00% 11/20/47	102,403	106,915
4.00% 3/20/48	77,519	80,947
4.00% 4/20/48	50,948	52,922
4.00% 8/20/48	88,557	92,188
4.00% 11/20/48	20,534	21,257
4.00% 7/20/49	73,556	76,224
4.50% 4/20/48	87,016	91,705
4.50% 6/20/48	50,564	53,263
4.50% 7/20/48	29,808	31,387
4.50% 12/20/48	69,598	73,023
4.50% 3/20/49	37,079	38,731
4.50% 6/20/49	47,409	49,696
4.50% 8/20/49	23,361	24,566
5.00% 5/20/47	185,308	198,709
5.00% 5/20/48	106,628	113,795
5.00% 12/20/48	29,899	31,553
5.00% 1/20/49	85,279	90,083
GNMA II S.F. 30 yr TBA
3.50% 1/14/50	150,000	154,565
4.00% 1/14/50	125,000	129,372
4.50% 1/14/50	25,000	26,138
5.00% 1/14/50	50,000	52,698
Uniform Mortgage-Backed Securities 15 yr TBA 4.00% 1/16/35	25,000	26,077
Uniform Mortgage-Backed Securities 30 yr TBA
3.00% 1/14/50	196,000	198,656
3.50% 1/14/50	24,000	24,676
4.50% 1/14/50	33,000	34,738
5.00% 1/14/50	57,000	60,943
5.50% 1/14/50	23,000	24,762
Total Agency Mortgage-Backed Securities (Cost $11,337,530)		11,572,163

LVIP BlackRock Advantage Allocation Fund–21

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATION–0.04%
Federal Farm Credit Banks 3.13% 2/6/30	30,000	$ 32,574
Total Agency Obligation (Cost $29,459)		32,574
CORPORATE BONDS–18.41%
Aerospace & Defense–0.10%
Boeing 3.60% 5/1/34	30,000	32,084
Spirit AeroSystems 3.95% 6/15/23	5,000	5,152
United Technologies 3.95% 8/16/25	35,000	38,151
		75,387
Agriculture–0.78%
Altria Group
3.88% 9/16/46	55,000	51,003
4.00% 1/31/24	100,000	106,019
5.95% 2/14/49	10,000	12,090
BAT Capital
3.56% 8/15/27	90,000	91,782
4.76% 9/6/49	10,000	10,309
Philip Morris International 6.38% 5/16/38	100,000	137,960
Reynolds American 4.00% 6/12/22	150,000	156,066
		565,229
Auto Manufacturers–0.83%
Ford Motor 4.35% 12/8/26	50,000	51,613
Ford Motor Credit 3.35% 11/1/22	200,000	201,925
General Motors 5.95% 4/1/49	30,000	33,168
General Motors Financial
3.55% 7/8/22	100,000	102,914
4.15% 6/19/23	80,000	84,131
4.20% 11/6/21	70,000	72,561
5.25% 3/1/26	5,000	5,549
PACCAR Financial Corp 1.90% 2/7/23	45,000	45,033
		596,894
Banks–3.27%
Bank of America
μ2.33% 10/1/21	70,000	70,210
μ2.88% 4/24/23	100,000	101,730
μ3.12% 1/20/23	55,000	56,083
3.30% 1/11/23	110,000	113,698
μ3.95% 1/23/49	20,000	22,582
4.18% 11/25/27	20,000	21,663
Bank of Montreal 2.05% 11/1/22	70,000	70,248
Bank of Nova Scotia 2.38% 1/18/23	50,000	50,725
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μCanadian Imperial Bank of Commerce 2.61% 7/22/23	10,000	$ 10,104
Citigroup
μ3.35% 4/24/25	85,000	88,401
μ3.52% 10/27/28	200,000	210,323
4.65% 7/23/48	55,000	68,574
4.75% 5/18/46	20,000	23,965
Goldman Sachs Group
4.75% 10/21/45	20,000	24,344
6.75% 10/1/37	45,000	62,376
HSBC Holdings
3.60% 5/25/23	200,000	208,519
μ4.04% 3/13/28	200,000	213,755
μJPMorgan Chase & Co.
3.22% 3/1/25	100,000	103,609
3.96% 1/29/27	90,000	97,586
3.96% 11/15/48	20,000	22,632
4.26% 2/22/48	65,000	76,935
Landesbank Baden-Wuerttemberg 7.63% 2/1/23	60,000	69,909
Mitsubishi UFJ Financial Group 3.46% 3/2/23	100,000	103,668
Morgan Stanley
4.30% 1/27/45	25,000	29,319
μ4.43% 1/23/30	20,000	22,591
Royal Bank of Canada 2.25% 11/1/24	50,000	50,231
Santander UK Group Holdings 2.88% 10/16/20	100,000	100,442
Toronto-Dominion Bank 2.65% 6/12/24	100,000	102,350
Wells Fargo & Co.
μ2.41% 10/30/25	110,000	110,000
3.75% 1/24/24	50,000	52,811
		2,359,383
Beverages–0.52%
Anheuser-Busch Companies/ Anheuser-Busch InBev Worldwide 4.90% 2/1/46	20,000	23,653
Anheuser-Busch InBev Worldwide 4.38% 4/15/38	35,000	39,225
Diageo Capital 2.38% 10/24/29	200,000	197,029
Keurig Dr Pepper 3.55% 5/25/21	55,000	56,162
PepsiCo
2.88% 10/15/49	30,000	28,909
4.45% 4/14/46	25,000	30,622
		375,600

LVIP BlackRock Advantage Allocation Fund–22

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials–0.08%
Masco 3.50% 4/1/21	55,000	$ 55,792
		55,792
Chemicals–0.35%
FMC
3.20% 10/1/26	47,000	47,958
3.45% 10/1/29	40,000	41,300
Sherwin-Williams
2.95% 8/15/29	60,000	60,693
3.45% 6/1/27	100,000	105,916
		255,867
Commercial Services–0.82%
Global Payments 3.20% 8/15/29	65,000	66,293
IHS Markit
4.13% 8/1/23	35,000	37,190
4.25% 5/1/29	100,000	107,762
4.75% 8/1/28	25,000	27,844
PayPal Holdings
2.20% 9/26/22	35,000	35,180
2.85% 10/1/29	125,000	125,628
S&P Global 4.40% 2/15/26	100,000	110,806
Total System Services 4.00% 6/1/23	50,000	52,567
Verisk Analytics 4.13% 3/15/29	25,000	27,419
		590,689
Computers–0.14%
Dell International
4.00% 7/15/24	70,000	73,279
8.35% 7/15/46	20,000	27,493
		100,772
Cosmetics & Personal Care–0.03%
Estee Lauder Companies 2.38% 12/1/29	25,000	24,953
		24,953
Diversified Financial Services–0.36%
American Express 2.50% 8/1/22	50,000	50,573
Brookfield Finance 3.90% 1/25/28	50,000	53,748
Intercontinental Exchange 3.75% 9/21/28	30,000	32,762
Mastercard
3.65% 6/1/49	60,000	66,422
3.80% 11/21/46	25,000	28,047
ORIX 2.90% 7/18/22	30,000	30,569
		262,121
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric–1.98%
Arizona Public Service 2.60% 8/15/29	50,000	$ 49,505
Berkshire Hathaway Energy 3.75% 11/15/23	145,000	153,541
Cleveland Electric Illuminating 5.50% 8/15/24	40,000	45,698
Connecticut Light & Power 4.00% 4/1/48	10,000	11,447
Consolidated Edison Co. of New York 4.13% 5/15/49	10,000	11,326
Dominion Energy 3.90% 10/1/25	75,000	80,501
DTE Energy
2.85% 10/1/26	50,000	50,389
3.30% 6/15/22	40,000	40,929
3.70% 8/1/23	40,000	41,731
Duke Energy 2.65% 9/1/26	135,000	135,516
Duke Energy Carolinas 3.20% 8/15/49	10,000	9,931
Emera US Finance 3.55% 6/15/26	50,000	51,892
Entergy
2.95% 9/1/26	10,000	10,151
4.00% 7/15/22	35,000	36,520
Entergy Louisiana 4.05% 9/1/23	90,000	95,637
Evergy 4.85% 6/1/21	20,000	20,626
Exelon
3.50% 6/1/22	35,000	35,930
3.95% 6/15/25	35,000	37,608
Indiana Michigan Power 4.55% 3/15/46	15,000	17,497
ITC Holdings 3.25% 6/30/26	15,000	15,459
Kansas City Power & Light 3.65% 8/15/25	65,000	69,271
MidAmerican Energy 3.15% 4/15/50	20,000	19,685
National Rural Utilities Cooperative Finance 2.85% 1/27/25	40,000	41,144
NextEra Energy Capital Holdings 2.75% 11/1/29	30,000	30,115
Northern States Power 3.60% 9/15/47	25,000	26,642
NV Energy 6.25% 11/15/20	45,000	46,579
Oncor Electric DeliveryLLC 3.80% 6/1/49	10,000	10,838
PPL Electric Utilities 3.00% 10/1/49	15,000	14,290
PSEG Power 3.85% 6/1/23	100,000	104,889
Public Service Co. of Colorado 4.10% 6/15/48	30,000	34,513
San Diego Gas & Electric 4.10% 6/15/49	10,000	11,034
Southern 3.25% 7/1/26	55,000	57,240

LVIP BlackRock Advantage Allocation Fund–23

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Union Electric 3.25% 10/1/49	10,000	$ 9,897
		1,427,971
Electronics–0.18%
Allegion US Holding 3.20% 10/1/24	100,000	102,758
Keysight Technologies
3.00% 10/30/29	10,000	10,019
4.60% 4/6/27	15,000	16,619
		129,396
Food–0.17%
McCormick & Co. 2.70% 8/15/22	45,000	45,694
Mondelez International 3.63% 2/13/26	70,000	74,662
		120,356
Forest Products & Paper–0.08%
Georgia-Pacific 8.00% 1/15/24	50,000	60,723
		60,723
Gas–0.14%
Southern Gas Capital 3.25% 6/15/26	100,000	104,023
		104,023
Health Care Products–0.45%
Baxter International 2.60% 8/15/26	100,000	100,804
DH Europe Finance II Sarl 3.25% 11/15/39	15,000	15,078
Stryker 3.65% 3/7/28	100,000	107,498
Thermo Fisher Scientific 3.00% 4/15/23	100,000	102,755
		326,135
Health Care Services–0.57%
Anthem 3.35% 12/1/24	95,000	99,076
HCA
5.00% 3/15/24	20,000	21,846
5.25% 4/15/25	45,000	50,302
5.25% 6/15/26	30,000	33,579
5.25% 6/15/49	10,000	11,147
5.50% 6/15/47	50,000	57,315
Humana 2.90% 12/15/22	55,000	56,010
UnitedHealth Group
3.10% 3/15/26	50,000	52,314
4.25% 4/15/47	25,000	28,854
		410,443
Insurance–0.44%
Aflac
3.25% 3/17/25	50,000	52,407
4.00% 10/15/46	25,000	27,640
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Berkshire Hathaway Finance 4.25% 1/15/49	15,000	$ 17,739
Hartford Financial Services Group 3.60% 8/19/49	5,000	5,130
Markel 5.00% 5/20/49	40,000	46,993
Marsh & McLennan
4.75% 3/15/39	60,000	72,368
4.90% 3/15/49	75,000	94,950
		317,227
Internet–0.34%
Alibaba Group Holding 3.40% 12/6/27	200,000	208,132
Expedia Group 3.80% 2/15/28	38,000	38,724
		246,856
Investment Company Security–0.20%
Ares Capital 4.20% 6/10/24	100,000	104,633
FS KKR Capital
4.13% 2/1/25	20,000	20,263
4.63% 7/15/24	20,000	20,767
		145,663
Lodging–0.22%
Las Vegas Sands
2.90% 6/25/25	30,000	30,339
3.50% 8/18/26	110,000	113,046
3.90% 8/8/29	16,000	16,687
		160,072
Machinery Diversified–0.11%
Roper Technologies
2.35% 9/15/24	25,000	25,121
2.80% 12/15/21	25,000	25,365
3.80% 12/15/26	25,000	26,844
		77,330
Media–1.18%
Charter Communications Operating
3.58% 7/23/20	100,000	100,636
4.46% 7/23/22	100,000	105,069
4.91% 7/23/25	50,000	55,038
5.38% 4/1/38	50,000	57,208
5.38% 5/1/47	50,000	55,939
Comcast
2.65% 2/1/30	75,000	75,206
3.00% 2/1/24	60,000	62,157
3.25% 11/1/39	30,000	30,394
4.15% 10/15/28	100,000	112,488
4.60% 10/15/38	50,000	59,472
Fox 4.03% 1/25/24	35,000	37,291
Time Warner Cable 4.00% 9/1/21	100,000	102,309
		853,207

LVIP BlackRock Advantage Allocation Fund–24

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining–0.02%
Rio Tinto Finance USA 4.13% 8/21/42	12,000	$ 13,727
		13,727
Oil & Gas–0.33%
BP Capital Markets America
3.22% 11/28/23	75,000	78,088
3.79% 2/6/24	50,000	53,173
Equinor 3.25% 11/18/49	10,000	10,047
Petroleos Mexicanos
6.75% 9/21/47	40,000	40,075
6.84% 1/23/30	10,000	10,664
Shell International Finance 2.38% 11/7/29	50,000	49,465
		241,512
Pharmaceuticals–1.07%
AbbVie
2.60% 11/21/24	70,000	70,401
3.20% 11/21/29	60,000	61,000
Becton Dickinson & Co. 2.89% 6/6/22	35,000	35,567
Bristol-Myers Squibb
2.25% 8/15/21	100,000	100,593
3.25% 8/15/22	150,000	154,921
Cigna 3.75% 7/15/23	65,000	68,125
CVS Health 3.00% 8/15/26	25,000	25,477
GlaxoSmithKline Capital 4.20% 3/18/43	21,000	24,335
Johnson & Johnson 3.40% 1/15/38	35,000	37,449
Pfizer 3.00% 12/15/26	50,000	52,502
Zoetis
3.00% 9/12/27	100,000	102,703
3.90% 8/20/28	35,000	37,931
		771,004
Pipelines–0.36%
Kinder Morgan Energy Partners 3.95% 9/1/22	40,000	41,672
MPLX 4.88% 12/1/24	20,000	21,725
ONEOK
2.75% 9/1/24	45,000	45,388
5.20% 7/15/48	75,000	84,870
Phillips 66 Partners 3.15% 12/15/29	70,000	69,649
		263,304
Real Estate Investment Trusts–1.22%
American Tower
2.25% 1/15/22	100,000	100,285
3.50% 1/31/23	100,000	103,615
3.95% 3/15/29	40,000	42,959
4.00% 6/1/25	105,000	112,335
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
American Tower (continued)
4.40% 2/15/26	25,000	$ 27,269
CC Holdings GS V 3.85% 4/15/23	50,000	52,386
Crown Castle International
3.10% 11/15/29	50,000	50,561
3.20% 9/1/24	35,000	36,180
3.40% 2/15/21	100,000	101,344
5.25% 1/15/23	55,000	59,720
Equinix 3.20% 11/18/29	15,000	15,056
GLP Capital 5.38% 4/15/26	40,000	44,216
Hospitality Properties Trust 4.38% 2/15/30	50,000	49,017
Host Hotels & Resorts 3.75% 10/15/23	30,000	31,365
Omega Healthcare Investors 4.50% 4/1/27	50,000	53,923
		880,231
Retail–0.24%
Home Depot 4.25% 4/1/46	35,000	41,346
McDonald's 3.50% 3/1/27	76,000	81,104
Starbucks 3.55% 8/15/29	20,000	21,666
Walgreens Boots Alliance 3.80% 11/18/24	10,000	10,395
Walmart 2.95% 9/24/49	20,000	19,847
		174,358
Semiconductors–0.65%
Broadcom
3.00% 1/15/22	40,000	40,576
3.63% 1/15/24	170,000	176,060
4.25% 4/15/26	50,000	53,124
Maxim Integrated Products 3.45% 6/15/27	90,000	92,583
QUALCOMM 3.25% 5/20/27	100,000	105,136
		467,479
Software–0.24%
Microsoft 4.10% 2/6/37	25,000	29,492
VMware
2.95% 8/21/22	85,000	86,618
3.90% 8/21/27	53,000	55,418
		171,528
Telecommunications–0.82%
AT&T
3.80% 2/15/27	50,000	53,244
4.35% 3/1/29	50,000	55,552
4.45% 4/1/24	40,000	43,329
4.50% 3/9/48	40,000	44,131
4.80% 6/15/44	50,000	56,889
5.25% 3/1/37	60,000	71,531

LVIP BlackRock Advantage Allocation Fund–25

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Deutsche Telekom International Finance 8.75% 6/15/30	55,000	$ 80,723
Verizon Communications
3.38% 2/15/25	65,000	68,783
4.50% 8/10/33	100,000	116,685
		590,867
Toys Games Hobby–0.03%
Hasbro 3.90% 11/19/29	20,000	20,120
		20,120
Transportation–0.04%
Burlington Northern Santa Fe 4.70% 9/1/45	25,000	30,409
		30,409
Water–0.05%
Aqua America 3.57% 5/1/29	35,000	36,768
		36,768
Total Corporate Bonds (Cost $12,683,439)		13,303,396
MUNICIPAL BONDS–0.33%
Bay Area Toll Authority (Build America Bonds) Series S3 6.91% 10/1/50	45,000	72,623
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	35,000	56,141
New Jersey State Turnpike Authority Revenue (Build America Bonds)
Series A 7.10% 1/1/41	25,000	38,126
Series F 7.41% 1/1/40	15,000	23,530
New York State Dormitory Authority (TXBL-REF-SER B) Series B 3.14% 7/1/43	5,000	4,957
Oregon State Taxable Pension 5.89% 6/1/27	35,000	41,481
Total Municipal Bonds (Cost $221,022)		236,858
NON-AGENCY ASSET-BACKED SECURITIES–9.18%
AmeriCredit Automobile Receivables Trust Series 2017-3 C 2.69% 6/19/23	220,000	222,125
Avant Loans Funding Trust
Series 2018-A B 3.95% 12/15/22	90,620	90,869
Series 2018-B A 3.42% 1/18/22	27,216	27,276
Series 2019-A B 3.80% 12/15/22	150,000	151,529
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Avant Loans Funding Trust (continued)
Series 2019-B A 2.72% 10/15/26	166,357	$ 166,505
Series 2019-B B 3.15% 10/15/26	150,000	150,244
CLUB Credit Trust Series 2017-P2 A 2.61% 1/15/24	3,052	3,052
Conn's Receivables Funding Series 2018-A A 3.25% 1/15/23	24,357	24,445
Consumer Loan Underlying Bond CLUB Credit Trust Series 2019-P2 A 2.47% 10/15/26	154,053	154,126
Consumer Loan Underlying Bond Credit Trust
Series 2018-P1 A 3.39% 7/15/25	35,239	35,356
Series 2019-P1 A 2.94% 7/15/26	106,791	107,074
Drive Auto Receivables Trust
Series 2017-3 D 3.53% 12/15/23	175,000	176,607
Series 2017-BA D 3.72% 10/17/22	113,199	113,666
Series 2018-1 D 3.81% 5/15/24	150,000	152,459
Series 2018-2 C 3.63% 8/15/24	189,907	190,805
Series 2018-2 D 4.14% 8/15/24	80,000	81,602
Series 2018-3 B 3.37% 9/15/22	7,612	7,620
Series 2018-3 C 3.72% 9/16/24	110,000	110,939
Series 2018-3 D 4.30% 9/16/24	60,000	61,479
Series 2018-4 C 3.66% 11/15/24	175,000	176,631
Series 2018-4 D 4.09% 1/15/26	30,000	30,831
Series 2018-5 C 3.99% 1/15/25	100,000	101,882
Series 2019-1 B 3.41% 6/15/23	200,000	201,562
Series 2019-1 C 3.78% 4/15/25	90,000	91,541
Series 2019-1 D 4.09% 6/15/26	105,000	108,078
Series 2019-2 C 3.42% 6/16/25	180,000	182,963
DT Auto Owner Trust Series 2019-3A C 2.74% 4/15/25	70,000	70,333
Enva Series 2018-A A 4.20% 5/20/26	24,083	24,115
Exeter Automobile Receivables Trust
3.45% 2/15/23	200,000	201,563

LVIP BlackRock Advantage Allocation Fund–26

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust (continued)
Series 2018-1A D 3.53% 11/15/23	110,000	$ 111,627
Flagship Credit Auto Trust Series 2016-4 B 2.41% 10/15/21	9,102	9,101
Ford Credit Auto Owner Trust Series 2018-1 A 3.19% 7/15/31	100,000	103,883
Marlette Funding Trust
A 2.69% 9/17/29	97,616	97,873
Series 2018-3A A 3.20% 9/15/28	26,486	26,537
Series 2018-3A B 3.86% 9/15/28	200,000	201,744
Series 2018-4A A 3.71% 12/15/28	45,865	46,269
Series 2019-1A A 3.44% 4/16/29	88,682	89,323
Series 2019-2A A 3.13% 7/16/29	138,094	138,973
OneMain Financial Issuance Trust Series 2019-2A A 3.14% 10/14/36	140,000	138,840
Prosper Marketplace Issuance Trust
2.48% 2/17/26	28,090	28,075
Series 2019-1A A 3.54% 4/15/25	39,875	40,010
Santander Drive Auto Receivables Trust
Series 2016-3 D 2.80% 8/15/22	150,000	150,923
Series 2017-2 D 3.49% 7/17/23	100,000	101,107
Series 2018-2 D 3.88% 2/15/24	200,000	204,773
Series 2018-5 D 4.19% 12/16/24	130,000	133,627
Series 2019-3 B 2.28% 9/15/23	130,000	130,068
Santander Revolving Auto Loan Trust 2019-A Series 2019-A A 2.51% 1/26/32	100,000	99,515
SoFi Consumer Loan Program
Series 2016-2A A 3.09% 10/27/25	16,699	16,739
Series 2017-1 A 3.28% 1/26/26	37,666	37,781
Series 2017-4 A 2.50% 5/26/26	46,209	46,282
Series 2017-6 A2 2.82% 11/25/26	73,371	73,609
Series 2018-1 A2 3.14% 2/25/27	155,575	156,333
Series 2018-3 A1 3.20% 8/25/27	14,216	14,238
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Tesla Auto Lease Trust Series 2018-A B 2.75% 2/20/20	976	$ 977
•Trafigura Securitisation Series 2017-1A A1 2.59% (LIBOR01M + 0.85%) 12/15/20	210,000	210,205
Upgrade Master Pass-Thru Trust Series 2019-ST3 A 3.75% 11/15/25	92,681	92,714
Upgrade Receivables Trust
Series 2018-1A A 3.76% 11/15/24	44,960	45,075
Series 2019-2A A 2.77% 10/15/25	45,569	45,640
Westlake Automobile Receivables Trust
Series 2017-1A D 3.46% 10/17/22	100,000	100,632
Series 2018-2A B 3.20% 1/16/24	35,000	35,116
Series 2018-3A B 3.32% 10/16/23	150,000	151,163
Series 2018-3A C 3.61% 10/16/23	165,000	167,328
Series 2018-3A D 4.00% 10/16/23	40,000	40,906
Series 2019-2A B 2.62% 7/15/24	200,000	200,755
Series 2019-2A D 3.20% 11/15/24	130,000	131,540
Total Non-Agency Asset-Backed Securities (Cost $6,583,462)		6,636,578
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.52%
•Angel Oak Mortgage Trust Series 2019-4 A1 2.99% 7/26/49	146,950	147,515
•Connecticut Avenue Securities Trust
Series 2019-R02 1M1 2.64% (LIBOR01M + 0.85%) 8/25/31	9,359	9,360
Series 2019-R05 1M1 2.54% (LIBOR01M + 0.75%) 7/25/39	72,992	72,996
•Deephaven Residential Mortgage Trust Series 2019-3A A1 2.96% 7/25/59	143,209	143,497
Total Non-Agency Collateralized Mortgage Obligations (Cost $372,509)		373,368
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.40%
•Benchmark Mortgage Trust Series 2018-B2 A5 3.88% 2/15/51	40,000	43,637

LVIP BlackRock Advantage Allocation Fund–27

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust Series 2016-C4 AM 3.69% 5/10/58	50,000	$ 51,997
Citigroup Commercial Mortgage Trust Series 2015-GC35 A4 3.82% 11/10/48	40,000	42,903
Citigroup Commercial Mortgage Trust 2015-GC29 Series 2015-GC29 A2 2.67% 4/10/48	258,650	258,614
Csail Commercial Mortgage Trust
Series 2015-C2 A4 3.50% 6/15/57	100,000	104,502
•Series 2017-CX10 A5 3.46% 11/15/50	30,000	31,540
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP3 A4 2.63% 8/15/49	40,000	40,229
JPM-BB Commercial Mortgage Securities Trust
•Series 2013-C14 AS 4.41% 8/15/46	40,000	42,244
Series 2013-C17 A4 4.20% 1/15/47	75,000	80,250
Series 2014-C22 A4 3.80% 9/15/47	100,000	106,167
Series 2015-C33 A4 3.77% 12/15/48	50,000	53,452
Series 2016-C1 A5 3.58% 3/15/49	30,000	31,827
JPMBB Commercial Mortgage Securities Trust 2013-C17 Series 2013-C17 A3 3.93% 1/15/47	29,416	30,969
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27 A4 3.75% 12/15/47	50,000	53,276
Morgan Stanley Capital I Trust
Series 2012-C4 AS 3.77% 3/15/45	70,000	71,754
Series 2019-H6 A4 3.42% 6/15/52	20,000	21,114
Series 2019-L2 A4 4.07% 3/15/52	70,000	77,458
Morgan Stanley Capital I Trust 2015-UBS8 Series 2015-UBS8 A3 3.54% 12/15/48	70,000	73,278
Morgan Stanley Capital I Trust 2019-L3 Series 2019-L3 AS 3.49% 11/15/29	20,000	20,522
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Mortgage Trust Series 2012-CR3 AM 3.42% 10/15/45	50,000	$ 50,973
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16 A5 3.82% 8/15/50	100,000	105,855
Series 2015-C26 AS 3.58% 2/15/48	30,000	31,117
Series 2018-C44 A5 4.21% 5/15/51	40,000	44,554
WF -RBS Commercial Mortgage Trust Series 2013-C12 A4 3.20% 3/15/48	10,000	10,272
WFRBS Commercial Mortgage Trust
Series 2013-C14 A5 3.34% 6/15/46	20,000	20,666
•Series 2013-C18 A5 4.16% 12/15/46	50,000	53,368
•Series 2013-UBS1 A4 4.08% 3/15/46	50,000	53,116
•Series 2014-C23 AS 4.21% 10/15/57	30,000	32,161
Series 2014-C24 AS 3.93% 11/15/47	90,000	93,623
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $1,692,653)		1,731,438
SOVEREIGN BONDS–0.25%
MEXICO–0.07%
Mexico Government International Bond 6.05% 1/11/40	40,000	52,000
		52,000
PERU–0.03%
Peruvian Government International Bond 5.63% 11/18/50	15,000	21,919
		21,919
URUGUAY–0.15%
Uruguay Government International Bond
4.38% 10/27/27	50,000	55,275
4.38% 1/23/31	30,000	33,540
5.10% 6/18/50	15,000	17,995
		106,810
Total Sovereign Bonds (Cost $166,075)		180,729

LVIP BlackRock Advantage Allocation Fund–28

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–2.17%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	1,565,917	$ 1,565,917
Total Money Market Fund (Cost $1,565,917)		1,565,917

TOTAL INVESTMENTS–100.62% (Cost $67,236,058)	72,690,749

	Principal Amount°	Value (U.S. $)
TBA SALES–(0.96)%
AGENCY MORTGAGE-BACKED SECURITY–(0.96)%
Uniform Mortgage-Backed Securities 30 yr TBA	(664,000)	$ (690,461)
Total TBA Sales (Proceeds $689,108)		(690,461)

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.34%	242,909
NET ASSETS APPLICABLE TO 5,731,695 SHARES OUTSTANDING–100.00%	$72,243,197
NET ASSET VALUE PER SHARE–LVIP BLACKROCK ADVANTAGE ALLOCATION FUND STANDARD CLASS ($48,950,450 / 3,925,151 Shares)	$12.471
NET ASSET VALUE PER SHARE–LVIP BLACKROCK ADVANTAGE ALLOCATION FUND SERVICE CLASS ($23,292,747 / 1,806,544 Shares)	$12.894
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$65,275,967
Distributable earnings/(accumulated loss)	6,967,230
TOTAL NET ASSETS	$72,243,197

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.

LVIP BlackRock Advantage Allocation Fund–29

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
★ Includes $133,449 cash collateral held at broker for futures contracts, $38,896 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $1,125,436 payable for securities purchased, $300,829 payable for fund shares redeemed, $149,810 other accrued expenses payable, $46,274 due to manager and affiliates and $22,016 variation margin due to broker on futures contracts as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
6	U.S. Treasury 10 yr Notes	$ 770,531	$ 775,216	3/20/20	$ —	$ (4,685)
2	U.S. Treasury 2 yr Notes	431,000	431,394	3/31/20	—	(394)
(14)	U.S. Treasury 5 yr Notes	(1,660,531)	(1,660,201)	3/31/20	—	(330)
18	U.S. Treasury Long Bonds	2,806,312	2,808,529	3/20/20	—	(2,217)
14	U.S. Treasury Ultra Bonds	2,543,188	2,616,530	3/20/20	—	(73,342)
					—	(80,968)
Equity Contracts:
1	E-mini MSCI Emerging Markets Index	56,010	54,893	3/20/20	1,117	—
2	E-mini S&P 500 Index	323,110	318,675	3/20/20	4,435	—
3	Euro STOXX 50 Index	125,485	125,771	3/20/20	—	(286)
1	Yen Denominated Nikkei 225 Index	107,795	107,288	3/12/20	507	—
					6,059	(286)
Total Futures Contracts					$6,059	$(81,254)

[1]	See Note 7 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
ADR–American Depositary Receipt
BB–Barclays Bank
CDI–Chess Depository Interest
CVA–Dutch Certificate
GDR–Global Depository Receipt
GNMA–Government National Mortgage Association
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
JPM-BB–JPMorgan
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
RBS–Royal Bank of Scotland
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
S.F.–Single Family
TBA–To be announced
USD–United States Dollar
WF–Wells Fargo
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–30

LVIP BlackRock Advantage Allocation Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$ 1,175,141
Dividends	924,168
Foreign taxes withheld	(61,823)
2,037,486
EXPENSES:
Management fees	480,130
Accounting and administration expenses	94,371
Custodian fees	90,594
Professional fees	75,797
Distribution fees-Service Class	50,557
Pricing fees	30,338
Shareholder servicing fees	20,409
Reports and statements to shareholders	8,652
Trustees’ fees and expenses	2,114
Consulting fees	1,782
Interest expense on securities sold short	991
Other	5,038
860,773
Less:
Management fees waived	(22,686)
Expenses reimbursed	(272,797)
Total operating expenses	565,290
NET INVESTMENT INCOME	1,472,196
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	2,384,052
Foreign currencies	(3,313)
Futures contracts	865,703
Swap contracts	(2,891)
Net realized gain	3,243,551
Net change in unrealized appreciation (depreciation) of:
Investments	6,264,719
Foreign currencies	6,363
Futures contracts	(289,161)
Securities sold short	(1,353)
Net change in unrealized appreciation (depreciation)	5,980,568
NET REALIZED AND UNREALIZED GAIN	9,224,119
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,696,315
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,472,196	$ 1,411,431
Net realized gain	3,243,551	2,670,332
Net change in unrealized appreciation (depreciation)	5,980,568	(8,004,174)
Net increase (decrease) in net assets resulting from operations	10,696,315	(3,922,411)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,674,817)	(11,544,331)
Service Class	(1,547,728)	(3,512,664)
	(5,222,545)	(15,056,995)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,078,023	3,875,705
Service Class	5,870,802	6,426,094
Reinvestment of dividends and distributions:
Standard Class	3,674,817	11,544,329
Service Class	1,547,728	3,512,664
	14,171,370	25,358,792
Cost of shares redeemed:
Standard Class	(11,710,933)	(21,353,930)
Service Class	(2,794,491)	(3,449,716)
	(14,505,424)	(24,803,646)
Increase (decrease) in net assets derived from capital share transactions	(334,054)	555,146
NET INCREASE (DECREASE) IN NET ASSETS	5,139,716	(18,424,260)
NET ASSETS:
Beginning of year	67,103,481	85,527,741
End of year	$ 72,243,197	$ 67,103,481
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–31

LVIP BlackRock Advantage Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Advantage Allocation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17 [1]	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.521	$ 15.182	$ 14.235	$ 14.606	$ 15.631
Income (loss) from investment operations:
Net investment income[2]	0.271	0.271	0.254	0.223	0.281
Net realized and unrealized gain (loss)	1.634	(0.928)	1.771	0.456	(0.468)
Total from investment operations	1.905	(0.657)	2.025	0.679	(0.187)
Less dividends and distributions from:
Net investment income	(0.323)	(0.290)	(0.327)	(0.275)	(0.336)
Net realized gain	(0.632)	(2.714)	(0.751)	(0.775)	(0.502)
Total dividends and distributions	(0.955)	(3.004)	(1.078)	(1.050)	(0.838)
Net asset value, end of period	$ 12.471	$ 11.521	$ 15.182	$ 14.235	$ 14.606
Total return[3]	16.66%	(5.37%)	14.33%	4.65%	(1.15%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 48,950	$ 49,857	$ 70,230	$82,784	$ 91,928
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.15%	1.11%	1.05%	0.98%	1.00%
Ratio of net investment income to average net assets	2.17%	1.90%	1.68%	1.52%	1.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.52%	1.36%	1.27%	1.52%
Portfolio turnover	145%	255%	566%	148%	124%

[1]	Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–32

LVIP BlackRock Advantage Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Advantage Allocation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17 [1]	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.888	$ 15.575	$ 14.580	$ 14.938	$ 15.966
Income (loss) from investment operations:
Net investment income[2]	0.247	0.238	0.222	0.190	0.246
Net realized and unrealized gain (loss)	1.685	(0.951)	1.812	0.464	(0.476)
Total from investment operations	1.932	(0.713)	2.034	0.654	(0.230)
Less dividends and distributions from:
Net investment income	(0.294)	(0.260)	(0.288)	(0.237)	(0.296)
Net realized gain	(0.632)	(2.714)	(0.751)	(0.775)	(0.502)
Total dividends and distributions	(0.926)	(2.974)	(1.039)	(1.012)	(0.798)
Net asset value, end of period	$ 12.894	$ 11.888	$ 15.575	$ 14.580	$ 14.938
Total return[3]	16.38%	(5.60%)	14.04%	4.38%	(1.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 23,293	$ 17,247	$ 15,298	$11,863	$ 9,197
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.40%	1.36%	1.30%	1.23%	1.25%
Ratio of net investment income to average net assets	1.92%	1.65%	1.43%	1.27%	1.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.50%	1.27%	1.11%	1.02%	1.27%
Portfolio turnover	145%	255%	566%	148%	124%

[1]	Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–33

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Advantage Allocation Fund (formerly, LVIP BlackRock Scientific Allocation Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide total return.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
LVIP BlackRock Advantage Allocation Fund–34

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2019, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee is calculated daily and paid monthly.   Prior to May 1, 2019, the management fee and waiver amounts were 0.75% and 0.10%, respectively, of the Fund’s average daily net assets.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.73% of the average daily net assets for the Standard Class and 0.98% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
LVIP BlackRock Advantage Allocation Fund–35

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Expiration Date
	2022	Total
LIAC	$ 200,061	$ 200,061
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$4,057
Legal	804
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,093 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$38,896
Management fees payable to LIAC	39,503
Distribution fees payable to LFD	4,849
Printing and mailing fees payable to Lincoln Life	159
Shareholder servicing fees payable to Lincoln Life	1,763
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$47,900,014
Purchases of U.S. government securities	53,500,302
Sales other than U.S. government securities	51,398,029
Sales of U.S. government securities	56,235,990
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$67,383,198
Aggregate unrealized appreciation of investments and derivatives	$ 6,507,807
Aggregate unrealized depreciation of investments and derivatives	(1,200,256)
Net unrealized appreciation of investments and derivatives	$ 5,307,551
LVIP BlackRock Advantage Allocation Fund–36

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$ 879,668	$ —	$ —	$ 879,668
Auto Components	43,993	—	—	43,993
Automobiles	94,014	—	—	94,014
Banks	894,279	—	—	894,279
Beverages	157,423	—	—	157,423
Biotechnology	468,415	—	—	468,415
Building Products	79,083	—	—	79,083
Capital Markets	762,086	—	—	762,086
Chemicals	587,942	—	—	587,942
Commercial Services & Supplies	90,736	—	—	90,736
Communications Equipment	63,335	—	—	63,335
Construction & Engineering	14,538	—	—	14,538
Construction Materials	10,053	—	—	10,053
Containers & Packaging	68,521	—	—	68,521
Distributors	15,928	—	—	15,928
Diversified Consumer Services	39,258	—	—	39,258
Diversified Telecommunication Services	509,485	—	—	509,485
Electric Utilities	182,833	—	—	182,833
Electrical Equipment	47,741	—	—	47,741
Electronic Equipment, Instruments & Components	57,073	—	—	57,073
Energy Equipment & Services	11,841	—	—	11,841
Entertainment	50,559	—	—	50,559
Equity Real Estate Investment Trusts	488,398	—	—	488,398
Food Products	77,748	61,542	—	139,290
LVIP BlackRock Advantage Allocation Fund–37

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
U.S. Markets (continued)
Gas Utilities	$ 23,755	$ —	$ —	$ 23,755
Health Care Equipment & Supplies	726,010	—	—	726,010
Health Care Providers & Services	483,962	—	—	483,962
Health Care Technology	140,379	—	—	140,379
Hotels, Restaurants & Leisure	529,634	—	—	529,634
Household Durables	66,634	—	—	66,634
Household Products	283,398	—	—	283,398
Industrial Conglomerates	488,614	—	—	488,614
Insurance	729,539	—	—	729,539
Interactive Media & Services	1,232,490	—	—	1,232,490
Internet & Direct Marketing Retail	742,024	—	—	742,024
IT Services	1,448,853	—	—	1,448,853
Life Sciences Tools & Services	66,347	—	—	66,347
Machinery	303,856	—	—	303,856
Media	892,115	—	—	892,115
Metals & Mining	15,928	—	—	15,928
Mortgage Real Estate Investment Trusts (REITs)	59,221	—	—	59,221
Multiline Retail	128,839	—	—	128,839
Multi-Utilities	72,857	—	—	72,857
Oil, Gas & Consumable Fuels	156,307	—	—	156,307
Personal Products	168,691	—	—	168,691
Pharmaceuticals	1,130,465	—	—	1,130,465
Professional Services	257,002	—	—	257,002
Road & Rail	7,288	—	—	7,288
Semiconductors & Semiconductor Equipment	524,959	—	—	524,959
Software	1,947,229	—	—	1,947,229
Specialty Retail	243,855	—	—	243,855
Technology Hardware, Storage & Peripherals	784,926	—	—	784,926
Textiles, Apparel & Luxury Goods	114,582	—	—	114,582
Thrifts & Mortgage Finance	26,554	—	—	26,554
Tobacco	66,285	—	—	66,285
Trading Companies & Distributors	49,411	—	—	49,411
Transportation Infrastructure	11,781	—	—	11,781
Wireless Telecommunication Services	8,265	—	—	8,265
Developed Markets
Aerospace & Defense	15,463	—	—	15,463
Air Freight & Logistics	—	73,044	—	73,044
Airlines	32,506	—	—	32,506
Auto Components	17,987	—	—	17,987
Automobiles	42,629	353,070	—	395,699
Banks	904,275	384,373	—	1,288,648
Beverages	370,580	32,061	—	402,641
Biotechnology	72,763	10,898	—	83,661
Building Products	50,274	17,415	—	67,689
Capital Markets	119,977	26,728	—	146,705
Chemicals	87,814	214,871	—	302,685
Commercial Services & Supplies	71,412	26,773	—	98,185
Construction & Engineering	72,676	93,317	—	165,993
Construction Materials	18,825	169,989	—	188,814
Consumer Finance	—	76,141	—	76,141
Containers & Packaging	20,104	—	—	20,104
Distributors	9,483	—	—	9,483
Diversified Consumer Services	11,868	—	—	11,868
Diversified Financial Services	85,159	58,110	—	143,269
Diversified Telecommunication Services	305,525	110,130	—	415,655
Electric Utilities	29,800	101,589	—	131,389
Electrical Equipment	44,646	—	—	44,646
LVIP BlackRock Advantage Allocation Fund–38

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
Developed Markets (continued)
Electronic Equipment, Instruments & Components	$ 10,088	$ 20,175	$ —	$ 30,263
Energy Equipment & Services	6,517	40,268	—	46,785
Entertainment	—	14,055	—	14,055
Equity Real Estate Investment Trusts	115,746	—	—	115,746
Food & Staples Retailing	127,973	28,205	—	156,178
Food Products	90,243	88,703	—	178,946
Gas Utilities	12,747	—	—	12,747
Health Care Equipment & Supplies	111,433	21,562	—	132,995
Health Care Providers & Services	9,032	12,247	—	21,279
Health Care Technology	6,865	—	—	6,865
Hotels, Restaurants & Leisure	388,453	—	—	388,453
Household Durables	—	17,111	—	17,111
Household Products	—	9,719	—	9,719
Independent Power and Renewable Electricity Producers	14,348	—	—	14,348
Insurance	546,353	489,599	—	1,035,952
Interactive Media & Services	27,603	—	—	27,603
Internet & Direct Marketing Retail	5,413	—	—	5,413
IT Services	—	38,205	—	38,205
Life Sciences Tools & Services	8,449	—	—	8,449
Machinery	20,725	409,917	—	430,642
Media	56,219	29,288	—	85,507
Metals & Mining	287,712	30,619	—	318,331
Multiline Retail	9,704	—	—	9,704
Multi-Utilities	117,718	1,179	—	118,897
Oil, Gas & Consumable Fuels	261,745	166,112	—	427,857
Personal Products	428,534	95,527	—	524,061
Pharmaceuticals	287,378	968,698	—	1,256,076
Professional Services	417,184	26,219	—	443,403
Real Estate Management & Development	—	86,864	—	86,864
Road & Rail	9,809	112,423	—	122,232
Semiconductors & Semiconductor Equipment	17,862	106,413	—	124,275
Software	53,112	29,729	—	82,841
Specialty Retail	4,925	78,777	—	83,702
Technology Hardware, Storage & Peripherals	—	174,457	—	174,457
Textiles, Apparel & Luxury Goods	334,873	27,605	—	362,478
Thrifts & Mortgage Finance	—	17,068	—	17,068
Tobacco	196,871	115,942	—	312,813
Trading Companies & Distributors	20,262	10,958	—	31,220
Transportation Infrastructure	—	9,857	—	9,857
Wireless Telecommunication Services	32,249	92,308	—	124,557
Emerging Markets
Air Freight & Logistics	1,360	—	—	1,360
Airlines	6,653	—	—	6,653
Auto Components	4,597	—	—	4,597
Automobiles	37,443	—	—	37,443
Banks	146,130	50,299	—	196,429
Beverages	2,555	21,880	—	24,435
Biotechnology	—	14,809	—	14,809
Capital Markets	23,419	—	—	23,419
Chemicals	6,004	—	—	6,004
Construction & Engineering	140,289	—	—	140,289
Construction Materials	65,464	—	—	65,464
Consumer Finance	5,057	—	—	5,057
Diversified Financial Services	34,292	—	—	34,292
Diversified Telecommunication Services	22,436	105,628	—	128,064
Electric Utilities	8,444	48,284	—	56,728
LVIP BlackRock Advantage Allocation Fund–39

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
Emerging Markets (continued)
Electrical Equipment	$ 9,393	$ —	$ —	$ 9,393
Electronic Equipment, Instruments & Components	74,420	—	—	74,420
Food & Staples Retailing	16,300	—	—	16,300
Food Products	102,012	—	—	102,012
Health Care Equipment & Supplies	1,838	—	—	1,838
Health Care Providers & Services	25,903	—	—	25,903
Hotels, Restaurants & Leisure	1,581	—	—	1,581
Household Durables	—	6,087	—	6,087
Household Products	19,371	3,325	—	22,696
Independent Power and Renewable Electricity Producers	41,869	—	—	41,869
Industrial Conglomerates	28,147	—	—	28,147
Insurance	23,325	5,829	—	29,154
Interactive Media & Services	232,392	—	—	232,392
Internet & Direct Marketing Retail	461,782	—	—	461,782
IT Services	110,791	—	—	110,791
Machinery	2,133	—	—	2,133
Marine	60,804	—	—	60,804
Media	3,113	—	—	3,113
Metals & Mining	58,034	114,284	—	172,318
Multiline Retail	—	19,087	—	19,087
Oil, Gas & Consumable Fuels	264,474	254,603	—	519,077
Paper & Forest Products	—	1,882	—	1,882
Pharmaceuticals	42,929	—	—	42,929
Real Estate Management & Development	280,485	—	—	280,485
Semiconductors & Semiconductor Equipment	307,908	—	—	307,908
Specialty Retail	6,141	—	—	6,141
Technology Hardware, Storage & Peripherals	35,954	94,735	—	130,689
Textiles, Apparel & Luxury Goods	49,258	1,736	—	50,994
Thrifts & Mortgage Finance	98,830	—	—	98,830
Tobacco	2,949	—	—	2,949
Transportation Infrastructure	25,587	—	—	25,587
Water Utilities	12,551	—	—	12,551
Wireless Telecommunication Services	144,886	10,984	—	155,870
Preferred Stocks	—	299,122	—	299,122
Rights	2,907	—	—*	2,907
Agency Collateralized Mortgage Obligations	—	1,140,430	—	1,140,430
Agency Commercial Mortgage-Backed Securities	—	583,738	—	583,738
Agency Mortgage-Backed Securities	—	11,572,163	—	11,572,163
Agency Obligation	—	32,574	—	32,574
Corporate Bonds	—	13,303,396	—	13,303,396
Municipal Bonds	—	236,858	—	236,858
Non-Agency Asset-Backed Securities	—	6,636,578	—	6,636,578
Non-Agency Collateralized Mortgage Obligations	—	373,368	—	373,368
Non-Agency Commercial Mortgage-Backed Securities	—	1,731,438	—	1,731,438
Sovereign Bonds	—	180,729	—	180,729
Money Market Fund	1,565,917	—	—	1,565,917
Total Investments	$30,667,043	$42,023,706	$ —	$72,690,749
LVIP BlackRock Advantage Allocation Fund–40

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Liabilities:
TBA Sales	$ —	$ (690,461)	$ —	$ (690,461)
Derivatives:

Assets:
Futures Contracts	$ 6,059	$—	$—	$ 6,059
Liabilities:
Futures Contracts	$(81,254)	$—	$—	$(81,254)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, passive foreign investment companies (“PFIC”), mark-to-market of futures contracts and foreign currency and tax treatment of market discount and premium on debt instruments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$2,612,549	$1,863,325
Long-term capital gains	2,609,996	13,193,670
Total	$5,222,545	$15,056,995
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$1,654,611
Other temporary differences	(3)
Net unrealized appreciation	5,312,622
Distributable earnings/(accumulated loss)	$6,967,230
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to Premium Amortization:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(4)	$4
LVIP BlackRock Advantage Allocation Fund–41

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	245,418	274,962
Service Class	453,258	433,718
Shares reinvested:
Standard Class	294,160	926,525
Service Class	119,976	273,833
	1,112,812	1,909,038
Shares redeemed:
Standard Class	(941,833)	(1,499,806)
Service Class	(217,442)	(238,992)
	(1,159,275)	(1,738,798)
Net increase (decrease)	(46,463)	170,240
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts as a cash management tool.
Swap Contracts–The Fund enters into inflation swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2019, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
LVIP BlackRock Advantage Allocation Fund–42

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$6,059	Receivables and other assets net of liabilities	$ (286)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(80,968)
Total		$6,059		$(81,254)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$124,528	$ 12,067
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	741,175	(301,228)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,891)	—
Total		$862,812	$(289,161)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$9,443,627	$637,448
Interest rate swap contracts (average notional value)*	113,846	86,538

*Long represent paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had no assets and liabilities subject to offsetting provisions.
LVIP BlackRock Advantage Allocation Fund–43

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP BlackRock Advantage Allocation Fund–44

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and, management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Advantage Allocation Fund–45

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Advantage Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Advantage Allocation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP BlackRock Advantage Allocation Fund–46

LVIP BlackRock Advantage Allocation Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019 for the Fund and reduced the Fund’s investment management fee by the amount of the advisory fee waiver effective May 1, 2019. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired
LVIP BlackRock Advantage Allocation Fund–47

LVIP BlackRock Advantage Allocation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had reduced the Fund’s investment management fee effective May 1, 2019 and had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Advantage Allocation Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP BlackRock Advantage Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (LVIP BlackRock Advantage Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods and above the return of the benchmark index and below the Morningstar peer group median for the three-year period. The Board considered that the Fund’s investment strategy and benchmark changed and that BlackRock became subadviser effective May 1, 2017. The Board noted LIAC’s statement that the Fund was overweight in emerging markets for the one-year period and that the Fund has maintained a lower equity exposure relative to the Morningstar peer group, which contributed to underperformance. The Board also noted LIAC’s view that it believes that the Fund’s construction is appropriate and that the Fund has the potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, noting BlackRock’s statement that no comparable funds were sub-advised by BlackRock. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage for BlackRock proprietary products and that research may be obtained with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Advantage Allocation Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Advantage Allocation Fund–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP BlackRock Advantage Allocation Fund–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Advantage Allocation Fund–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Advantage Allocation Fund–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Advantage Allocation Fund–53

LVIP BlackRock Dividend Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Dividend Value Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Dividend Value Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
SSGA Funds Management, Inc.
The Fund returned 18.59% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 1000® Value Index1, returned 26.54%.
U.S. stocks, as represented by the broad market S&P 500® Index2, gained +31.5% in 2019 and outpaced many of their global counterparts. Stocks rallied strongly to start the year as investor suspicions of a sharp economic slowdown abated. The Federal Reserve's dovish pivot in monetary policy was encouraging and a combination of low inflation and slowing but stable economic growth also presented a sanguine backdrop to begin the year. Stocks continued their upward climb in the second and third quarters of 2019, despite bouts of higher volatility resulting from U.S. and China trade tensions. The U.S. consumer remained resilient, which helped to offset weakness in the manufacturing block of the U.S. economy. In the fourth quarter, expectations of a U.S. and China trade deal helped to propel stocks to a strong year-end finish. Performance strength for the year was present across sectors. Information technology was a clear leader while communication services, financials and industrials also delivered robust results.
The largest contributor to relative performance was stock selection in the energy sector. Notably, selection decisions in the oil & gas exploration & production sub-industry powered relative return. In financials, stock selection and an underweight to the diversified financial services industry proved beneficial. Stock selection and an overweight to the banks and insurance industries also boosted relative return in the sector. Other notable contributors during the period included stock selection in health care and allocation decisions in information technology.
The largest detractor from relative performance was stock selection in the communication services sector. Notably, selection decisions in diversified telecom services and a combination of stock selection and an underweight to media stocks also weighed on relative return. In utilities, selection decisions in the electric utilities industry hurt relative performance. Other modest detractors included stock selection in materials and consumer staples. The Fund’s cash position, which averaged 5.8% for the period, also hindered relative performance amid rising U.S. stock prices.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture from market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Tony DeSpirito
Alan Mason
Greg Savage
Franco Tapia
David Zhao
Rachel Aguirre
Creighton Jue
SSGA Funds Management, Inc.:	Timothy Furbush
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,270. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $30,504. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot

LVIP BlackRock Dividend Value Managed Volatility Fund–1

LVIP BlackRock Dividend Value Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 18.59%
Five Years	+ 6.25%
Ten Years	+ 8.34%
Service Class Shares
One Year	+ 18.30%
Five Years	+ 5.99%
Ten Years	+ 8.07%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC replaced Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, as the Fund’s sub-adviser.
LVIP BlackRock Dividend Value Managed Volatility Fund–2

LVIP BlackRock Dividend Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,085.60	0.67%	$3.52
Service Class Shares	1,000.00	1,084.30	0.92%	4.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.67%	$3.41
Service Class Shares	1,000.00	1,020.60	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Dividend Value Managed Volatility Fund–3

LVIP BlackRock Dividend Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	90.43%
Aerospace & Defense	2.30%
Air Freight & Logistics	0.64%
Automobiles	1.82%
Banks	11.78%
Beverages	1.27%
Capital Markets	3.23%
Chemicals	1.57%
Communications Equipment	1.33%
Construction Materials	0.23%
Containers & Packaging	1.01%
Distributors	0.19%
Diversified Consumer Services	0.13%
Diversified Financial Services	1.36%
Diversified Telecommunication Services	4.26%
Electric Utilities	5.01%
Electrical Equipment	0.52%
Energy Equipment & Services	0.81%
Entertainment	0.09%
Food Products	2.10%
Gas Utilities	0.10%
Health Care Equipment & Supplies	3.85%
Health Care Providers & Services	4.46%
Hotels, Restaurants & Leisure	0.38%
Household Durables	2.19%
Household Products	0.29%
Industrial Conglomerates	1.59%
Insurance	6.01%
IT Services	1.83%
Machinery	0.84%
Media	2.42%
Multiline Retail	1.64%
Multi-Utilities	2.55%
Oil, Gas & Consumable Fuels	7.93%
Paper & Forest Products	0.06%
Personal Products	0.92%
Pharmaceuticals	4.95%
Road & Rail	0.32%
Semiconductors & Semiconductor Equipment	1.05%
Software	1.74%
Specialty Retail	0.88%
Technology Hardware, Storage & Peripherals	2.04%
Thrifts & Mortgage Finance	0.16%
Tobacco	1.93%
Trading Companies & Distributors	0.65%
Preferred Stock	0.32%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	8.72%
Total Investments	99.47%
Receivables and Other Assets Net of Liabilities	0.53%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Verizon Communications	3.22%
JPMorgan Chase & Co.	2.97%
Wells Fargo & Co.	2.52%
Citigroup	2.50%
Bank of America	2.14%
Medtronic	1.79%
Altria Group	1.57%
Koninklijke Philips	1.54%
Anthem	1.54%
American International Group	1.43%
Total	21.22%

IT–Information Technology

LVIP BlackRock Dividend Value Managed Volatility Fund–4

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–90.43%
Aerospace & Defense–2.30%
BAE Systems	2,567,074	$ 19,205,152
Lockheed Martin	32,768	12,759,204
Northrop Grumman	17,809	6,125,762
Raytheon	12,520	2,751,145
		40,841,263
Air Freight & Logistics–0.64%
FedEx	75,775	11,457,938
		11,457,938
Automobiles–1.82%
Ford Motor	990,562	9,212,227
General Motors	555,787	20,341,804
Harley-Davidson	74,549	2,772,477
		32,326,508
Banks–11.78%
Bank of America	1,079,418	38,017,102
Bank of Hawaii	19,794	1,883,597
Citigroup	556,723	44,476,601
FNB	157,338	1,998,193
Huntington Bancshares	344,099	5,189,013
JPMorgan Chase & Co.	378,665	52,785,901
KeyCorp	282,706	5,721,969
PacWest Bancorp	58,322	2,231,983
People's United Financial	181,418	3,065,964
Truist Financial	78,031	4,394,706
Trustmark	32,062	1,106,460
United Bankshares	49,439	1,911,312
Valley National Bancorp	157,441	1,802,699
Wells Fargo & Co.	832,899	44,809,966
		209,395,466
Beverages–1.27%
Coca-Cola	96,454	5,338,729
Constellation Brands Class A	59,322	11,256,349
PepsiCo	43,143	5,896,354
		22,491,432
Capital Markets–3.23%
Charles Schwab	218,135	10,374,500
Federated Investors Class B	44,835	1,461,173
Invesco	195,008	3,506,244
Janus Henderson Group	80,007	1,956,171
Lazard Class A	62,681	2,504,733
Morgan Stanley	401,064	20,502,392
Raymond James Financial	97,113	8,687,729
State Street	105,586	8,351,852
		57,344,794
Chemicals–1.57%
CF Industries Holdings	85,637	4,088,311
†Corteva	229,521	6,784,641
DuPont de Nemours	109,156	7,007,815
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Huntsman	103,252	$ 2,494,568
LyondellBasell Industries Class A	65,096	6,150,270
Olin	83,503	1,440,427
		27,966,032
Communications Equipment–1.33%
Cisco Systems	251,946	12,083,330
Motorola Solutions	72,218	11,637,209
		23,720,539
Construction Materials–0.23%
CRH	103,319	4,163,169
		4,163,169
Containers & Packaging–1.01%
International Paper	117,930	5,430,676
Packaging Corp. of America	41,461	4,643,217
Sonoco Products	46,669	2,880,411
WestRock	117,790	5,054,369
		18,008,673
Distributors–0.19%
Genuine Parts	32,311	3,432,398
		3,432,398
Diversified Consumer Services–0.13%
H&R Block	99,333	2,332,339
		2,332,339
Diversified Financial Services–1.36%
AXA Equitable Holdings	451,043	11,176,846
†Berkshire Hathaway Class B	57,129	12,939,718
		24,116,564
Diversified Telecommunication Services–4.26%
AT&T	273,178	10,675,796
BCE (New York Shares)	22,224	1,030,083
CenturyLink	510,959	6,749,768
Verizon Communications	931,208	57,176,171
		75,631,818
Electric Utilities–5.01%
Alliant Energy	83,566	4,572,732
American Electric Power	50,488	4,771,621
Edison International	82,325	6,208,128
Entergy	52,612	6,302,918
Eversource Energy	55,135	4,690,335
Exelon	76,546	3,489,732
FirstEnergy	515,129	25,035,269
IDACORP	23,660	2,526,888
NextEra Energy	50,108	12,134,153
OGE Energy	95,309	4,238,391
Pinnacle West Capital	42,141	3,789,740
LVIP BlackRock Dividend Value Managed Volatility Fund–5

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
PPL	196,898	$ 7,064,700
Xcel Energy	66,589	4,227,736
		89,052,343
Electrical Equipment–0.52%
Eaton	54,636	5,175,122
Emerson Electric	52,774	4,024,545
		9,199,667
Energy Equipment & Services–0.81%
Baker Hughes	468,656	12,011,653
Helmerich & Payne	51,374	2,333,921
		14,345,574
Entertainment–0.09%
Cinemark Holdings	48,265	1,633,770
		1,633,770
Food Products–2.10%
Conagra Brands	222,199	7,608,094
General Mills	110,367	5,911,256
Kellogg	121,446	8,399,205
Nestle	142,411	15,418,155
		37,336,710
Gas Utilities–0.10%
New Jersey Resources	41,395	1,844,975
		1,844,975
Health Care Equipment & Supplies–3.85%
†Alcon	160,104	9,068,549
Koninklijke Philips	561,261	27,398,731
Medtronic	280,924	31,870,828
		68,338,108
Health Care Providers & Services–4.46%
Anthem	90,543	27,346,702
CVS Health	243,414	18,083,226
Humana	47,265	17,323,568
McKesson	26,226	3,627,580
Quest Diagnostics	40,701	4,346,460
UnitedHealth Group	29,027	8,533,358
		79,260,894
Hotels, Restaurants & Leisure–0.38%
Darden Restaurants	30,347	3,308,127
McDonald's	17,225	3,403,832
		6,711,959
Household Durables–2.19%
Garmin	37,566	3,664,939
Leggett & Platt	61,918	3,147,292
Newell Brands	709,378	13,634,245
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Sony	272,900	$ 18,529,272
		38,975,748
Household Products–0.29%
Kimberly-Clark	37,724	5,188,936
		5,188,936
Industrial Conglomerates–1.59%
General Electric	1,173,183	13,092,723
Siemens	116,137	15,166,509
		28,259,232
Insurance–6.01%
American International Group	496,019	25,460,655
Arthur J. Gallagher & Co.	166,196	15,826,845
Cincinnati Financial	37,814	3,976,142
MetLife	434,330	22,137,800
Old Republic International	135,918	3,040,486
Principal Financial Group	100,049	5,502,695
Prudential Financial	54,285	5,088,676
Travelers	85,681	11,734,013
Willis Towers Watson	69,880	14,111,567
		106,878,879
IT Services–1.83%
Cognizant Technology Solutions Class A	345,160	21,406,823
International Business Machines	41,232	5,526,737
Western Union	205,414	5,500,987
		32,434,547
Machinery–0.84%
Caterpillar	23,078	3,408,159
Fortive	43,948	3,357,187
Pentair	178,779	8,200,593
		14,965,939
Media–2.42%
Comcast Class A	551,804	24,814,626
Fox Class A	362,430	13,435,280
Interpublic Group	182,417	4,213,833
Meredith	18,914	614,137
		43,077,876
Multiline Retail–1.64%
Dollar General	103,163	16,091,365
Kohl's	64,104	3,266,099
Macy's	149,303	2,538,151
Target	56,932	7,299,251
		29,194,866

LVIP BlackRock Dividend Value Managed Volatility Fund–6

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities–2.55%
Avista	31,210	$ 1,500,889
Black Hills	25,027	1,965,621
CenterPoint Energy	157,473	4,294,289
CMS Energy	64,666	4,063,611
Dominion Energy	81,149	6,720,760
DTE Energy	31,054	4,032,983
NiSource	136,075	3,788,328
NorthWestern	23,470	1,682,095
Public Service Enterprise Group	129,972	7,674,847
Sempra Energy	32,997	4,998,385
WEC Energy Group	50,234	4,633,082
		45,354,890
Oil, Gas & Consumable Fuels–7.93%
BP	3,988,384	24,914,688
Chevron	40,031	4,824,136
ConocoPhillips	129,039	8,391,406
Enterprise Products Partners	613,159	17,266,557
Equinor	235,230	4,691,020
Exxon Mobil	65,033	4,538,003
HollyFrontier	63,333	3,211,616
Marathon Oil	606,226	8,232,549
Marathon Petroleum	333,772	20,109,763
Occidental Petroleum	88,522	3,647,992
ONEOK	101,638	7,690,947
TOTAL ADR	132,723	7,339,582
Valero Energy	67,404	6,312,384
Williams	829,651	19,679,322
		140,849,965
Paper & Forest Products–0.06%
Domtar	29,737	1,137,143
		1,137,143
Personal Products–0.92%
Nu Skin Enterprises Class A	27,119	1,111,337
Unilever (New York Shares)	264,963	15,224,774
		16,336,111
Pharmaceuticals–4.95%
AstraZeneca	193,037	19,450,853
Bayer	185,830	15,107,346
Bristol-Myers Squibb	175,308	11,253,021
Johnson & Johnson	45,930	6,699,809
Merck & Co.	41,630	3,786,249
Pfizer	459,784	18,014,337
Sanofi	135,440	13,615,343
		87,926,958
Road & Rail–0.32%
Union Pacific	31,650	5,722,004
		5,722,004
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–1.05%
Intel	55,818	$ 3,340,707
NXP Semiconductors	47,005	5,981,857
QUALCOMM	105,300	9,290,619
		18,613,183
Software–1.74%
Constellation Software	5,024	4,879,341
Microsoft	130,952	20,651,130
Oracle	101,231	5,363,218
		30,893,689
Specialty Retail–0.88%
Gap	96,120	1,699,401
L Brands	105,831	1,917,658
Lowe's	100,018	11,978,156
		15,595,215
Technology Hardware, Storage & Peripherals–2.04%
Samsung Electronics GDR	18,738	22,354,434
Seagate Technology	123,438	7,344,561
Western Digital	102,649	6,515,132
		36,214,127
Thrifts & Mortgage Finance–0.16%
New York Community Bancorp	233,325	2,804,567
		2,804,567
Tobacco–1.93%
Altria Group	558,675	27,883,469
Philip Morris International	74,876	6,371,199
		34,254,668
Trading Companies & Distributors–0.65%
Ferguson	96,962	8,797,855
Watsco	15,145	2,728,372
		11,526,227
Total Common Stock (Cost $1,302,897,973)		1,607,157,703
PREFERRED STOCK–0.32%
Henkel & Co. 1.99%	55,330	5,715,614
Total Preferred Stock (Cost $5,531,526)		5,715,614

MONEY MARKET FUND–8.72%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	154,878,909	154,878,909
Total Money Market Fund (Cost $154,878,909)		154,878,909

LVIP BlackRock Dividend Value Managed Volatility Fund–7

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.47% (Cost $1,463,308,408)	$1,767,752,226
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.53%	9,443,969
NET ASSETS APPLICABLE TO 85,116,340 SHARES OUTSTANDING–100.00%	$1,777,196,195
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($305,230,126 / 14,588,326 Shares)	$20.923
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($1,471,966,069 / 70,528,014 Shares)	$20.871
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$1,481,027,502
Distributable earnings/(accumulated loss)	296,168,693
TOTAL NET ASSETS	$1,777,196,195

† Non-income producing.
★ Includes $2,293,567 cash collateral held at broker for futures contracts, $125,463 variation margin due from broker on futures contracts, $4,552 payable for securities purchased, $438,399 payable for fund shares redeemed, $155,278 other accrued expenses payable and $1,220,297 due to manager and affiliates as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
30	British Pound	$ 2,492,250	$ 2,484,184	3/16/20	$ 8,066	$ —
27	Euro	3,807,676	3,784,098	3/16/20	23,578	—
23	Japanese Yen	2,658,081	2,666,028	3/16/20	—	(7,947)
					31,644	(7,947)
Equity Contracts:
6	Dow Jones U.S. Real Estate Index	220,500	213,215	3/20/20	7,285	—
215	E-mini S&P 500 Index	34,734,325	34,170,483	3/20/20	563,842	—
44	E-mini S&P MidCap 400 Index	9,085,120	8,979,668	3/20/20	105,452	—
100	Euro STOXX 50 Index	4,182,819	4,191,692	3/20/20	—	(8,873)
26	FTSE 100 Index	2,582,625	2,577,720	3/20/20	4,905	—
13	Nikkei 225 Index (OSE)	2,828,402	2,796,473	3/12/20	31,929	—
					713,413	(8,873)
Total Futures Contracts					$745,057	$(16,820)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

LVIP BlackRock Dividend Value Managed Volatility Fund–8

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
GDR–Global Depository Receipt
IT–Information Technology
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–9

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 39,238,760
Interest	43,499
Foreign taxes withheld	(506,069)
38,776,190
EXPENSES:
Management fees	9,701,898
Distribution fees-Service Class	2,646,929
Shareholder servicing fees	391,579
Accounting and administration expenses	277,026
Reports and statements to shareholders	131,774
Index fees	99,849
Custodian fees	49,856
Professional fees	42,752
Trustees’ fees and expenses	39,262
Pricing fees	8,149
Consulting fees	4,639
Other	14,132
13,407,845
Less:
Management fees waived	(1,725,407)
Total operating expenses	11,682,438
NET INVESTMENT INCOME	27,093,752
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	66,915,050
Foreign currencies	(5,813)
Futures contracts	(69,353,770)
Net realized loss	(2,444,533)
Net change in unrealized appreciation (depreciation) of:
Investments	204,590,801
Foreign currencies	3,914
Futures contracts	4,207,266
Net change in unrealized appreciation (depreciation)	208,801,981
NET REALIZED AND UNREALIZED GAIN	206,357,448
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$233,451,200
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 27,093,752	$ 25,460,162
Net realized gain (loss)	(2,444,533)	64,569,358
Net change in unrealized appreciation (depreciation)	208,801,981	(193,502,964)
Net increase (decrease) in net assets resulting from operations	233,451,200	(103,473,444)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(18,431,237)	(6,889,223)
Service Class	(70,801,953)	(20,015,835)
	(89,233,190)	(26,905,058)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,255,736	4,621,411
Service Class	464,392,621	122,764,583
Net assets from merger:*
Standard Class	12,972	—
Service Class	334,966,628	—
Reinvestment of dividends and distributions:
Standard Class	18,431,237	6,889,223
Service Class	70,801,953	20,015,835
	895,861,147	154,291,052
Cost of shares redeemed:
Standard Class	(31,674,881)	(36,567,898)
Service Class	(421,812,498)	(101,437,609)
	(453,487,379)	(138,005,507)
Increase in net assets derived from capital share transactions	442,373,768	16,285,545
NET INCREASE (DECREASE) IN NET ASSETS	586,591,778	(114,092,957)
NET ASSETS:
Beginning of year	1,190,604,417	1,304,697,374
End of year	$1,777,196,195	$1,190,604,417

*	See Note 7 in Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–10

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 18.789	$ 20.918	$ 18.287	$ 16.634	$ 17.805
Income (loss) from investment operations:
Net investment income[2]	0.442	0.451	0.372	0.355	0.296
Net realized and unrealized gain (loss)	2.992	(2.107)	2.633	1.636	(1.162)
Total from investment operations	3.434	(1.656)	3.005	1.991	(0.866)
Less dividends and distributions from:
Net investment income	(0.381)	(0.473)	(0.374)	(0.338)	(0.305)
Net realized gain	(0.919)	—	—	—	—
Total dividends and distributions	(1.300)	(0.473)	(0.374)	(0.338)	(0.305)
Net asset value, end of period	$ 20.923	$ 18.789	$ 20.918	$ 18.287	$ 16.634
Total return[3]	18.59%	(7.91%)	16.43%	11.97%	(4.87%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$305,230	$279,810	$335,958	$318,457	$304,296
Ratio of expenses to average net assets	0.67%	0.68%	0.66%	0.68%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.80%	0.81%	0.79%	0.80%	0.81%
Ratio of net investment income to average net assets	2.20%	2.16%	1.90%	2.07%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	2.02%	1.77%	1.95%	1.63%
Portfolio turnover	40%	37%	29%	51%	24%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–11

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 18.759	$ 20.881	$ 18.258	$ 16.613	$ 17.781
Income (loss) from investment operations:
Net investment income[2]	0.391	0.397	0.322	0.312	0.252
Net realized and unrealized gain (loss)	2.982	(2.097)	2.626	1.628	(1.158)
Total from investment operations	3.373	(1.700)	2.948	1.940	(0.906)
Less dividends and distributions from:
Net investment income	(0.342)	(0.422)	(0.325)	(0.295)	(0.262)
Net realized gain	(0.919)	—	—	—	—
Total dividends and distributions	(1.261)	(0.422)	(0.325)	(0.295)	(0.262)
Net asset value, end of period	$ 20.871	$ 18.759	$ 20.881	$ 18.258	$ 16.613
Total return[3]	18.30%	(8.14%)	16.14%	11.68%	(5.09%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,471,966	$910,794	$968,739	$806,062	$595,518
Ratio of expenses to average net assets	0.92%	0.93%	0.91%	0.93%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.06%	1.04%	1.05%	1.06%
Ratio of net investment income to average net assets	1.95%	1.91%	1.65%	1.82%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	1.77%	1.52%	1.70%	1.38%
Portfolio turnover	40%	37%	29%	51%	24%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–12

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Dividend Value Managed Volatility Fund–13

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.11% on the first $750 million of the Fund’s average daily net assets and 0.15% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Effective November 22, 2019, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.68% of the Fund’s average daily net assets for the Standard Class and 0.93% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least November 22, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after November 22, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, no expenses were reimbursed. As of December 31, 2019, no expense reimbursements were subject to recoupment.
BlackRock Investment Management LLC (“BlackRock”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$76,401
Legal	15,084
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $105,357 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of
LVIP BlackRock Dividend Value Managed Volatility Fund–14

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$868,756
Distribution fees payable to LFD	308,349
Shareholder servicing fees payable to Lincoln Life	43,192
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$789,040,273
Sales	497,723,311
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,475,492,467
Aggregate unrealized appreciation of investments and derivatives	$ 319,467,871
Aggregate unrealized depreciation of investments and derivatives	(27,152,297)
Net unrealized appreciation of investments and derivatives	$ 292,315,574
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 40,841,263	$ —	$—	$ 40,841,263
Air Freight & Logistics	11,457,938	—	—	11,457,938
LVIP BlackRock Dividend Value Managed Volatility Fund–15

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Automobiles	$ 32,326,508	$ —	$—	$ 32,326,508
Banks	209,395,466	—	—	209,395,466
Beverages	22,491,432	—	—	22,491,432
Capital Markets	57,344,794	—	—	57,344,794
Chemicals	27,966,032	—	—	27,966,032
Communications Equipment	23,720,539	—	—	23,720,539
Construction Materials	4,163,169	—	—	4,163,169
Containers & Packaging	18,008,673	—	—	18,008,673
Distributors	3,432,398	—	—	3,432,398
Diversified Consumer Services	2,332,339	—	—	2,332,339
Diversified Financial Services	24,116,564	—	—	24,116,564
Diversified Telecommunication Services	75,631,818	—	—	75,631,818
Electric Utilities	89,052,343	—	—	89,052,343
Electrical Equipment	9,199,667	—	—	9,199,667
Energy Equipment & Services	14,345,574	—	—	14,345,574
Entertainment	1,633,770	—	—	1,633,770
Food Products	21,918,555	15,418,155	—	37,336,710
Gas Utilities	1,844,975	—	—	1,844,975
Health Care Equipment & Supplies	59,269,559	9,068,549	—	68,338,108
Health Care Providers & Services	79,260,894	—	—	79,260,894
Hotels, Restaurants & Leisure	6,711,959	—	—	6,711,959
Household Durables	20,446,476	18,529,272	—	38,975,748
Household Products	5,188,936	—	—	5,188,936
Industrial Conglomerates	13,092,723	15,166,509	—	28,259,232
Insurance	106,878,879	—	—	106,878,879
IT Services	32,434,547	—	—	32,434,547
Machinery	14,965,939	—	—	14,965,939
Media	43,077,876	—	—	43,077,876
Multiline Retail	29,194,866	—	—	29,194,866
Multi-Utilities	45,354,890	—	—	45,354,890
Oil, Gas & Consumable Fuels	136,158,945	4,691,020	—	140,849,965
Paper & Forest Products	1,137,143	—	—	1,137,143
Personal Products	16,336,111	—	—	16,336,111
Pharmaceuticals	72,819,612	15,107,346	—	87,926,958
Road & Rail	5,722,004	—	—	5,722,004
Semiconductors & Semiconductor Equipment	18,613,183	—	—	18,613,183
Software	30,893,689	—	—	30,893,689
Specialty Retail	15,595,215	—	—	15,595,215
Technology Hardware, Storage & Peripherals	36,214,127	—	—	36,214,127
Thrifts & Mortgage Finance	2,804,567	—	—	2,804,567
Tobacco	34,254,668	—	—	34,254,668
Trading Companies & Distributors	11,526,227	—	—	11,526,227
Preferred Stock	—	5,715,614	—	5,715,614
Money Market Fund	154,878,909	—	—	154,878,909
Total Investments	$1,684,055,761	$83,696,465	$—	$1,767,752,226
Derivatives:

Assets:
Futures Contracts	$745,057	$—	$—	$745,057
Liabilities:
Futures Contracts	$ (16,820)	$—	$—	$ (16,820)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP BlackRock Dividend Value Managed Volatility Fund–16

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$27,507,935	$26,832,287
Long-term capital gains	61,725,256	72,771
Total	$89,233,191	$26,905,058
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 3,896,083
Other temporary differences	(31,929)
Net unrealized appreciation	292,304,539
Distributable earnings/(accumulated loss)	$296,168,693
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	365,555	223,104
Service Class	22,710,955	5,953,353
Shares reinvested:
Standard Class	909,036	367,413
Service Class	3,496,549	1,068,968
Shares from merger:
Standard Class	628	—
Service Class	16,270,784	—
	43,753,507	7,612,838
Shares redeemed:
Standard Class	(1,579,071)	(1,758,760)
Service Class	(20,502,750)	(4,862,890)
	(22,081,821)	(6,621,650)
Net increase	21,671,686	991,188
7.  Fund Merger
As of the close of business on November 22, 2019, the Fund acquired all of the assets and liabilities of the LVIP Franklin Templeton Value Managed Volatility Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the LVIP BlackRock Dividend Value Managed Volatility Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine 2 funds managed by LIAC with comparable investment objectives and strategies. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization, as shown in the following table:
LVIP BlackRock Dividend Value Managed Volatility Fund–17

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 7.  Fund Merger (continued)
	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Aquiring Fund	Aquired Fund Net Assets	Conversion Ratio
Acquired Fund - Standard Class	1,216	Standard Class	628	$ 12,972	0.516
Acquired Fund - Service Class	31,392,268	Service Class	16,270,784	334,966,628	0.518
The net assets of the Acquiring Fund before the acquisition were $1,402,395,589. The net assets of the Acquiring Fund immediately following the acquisition were $1,737,375,189.
If the acquisition had been completed on January 1, 2019, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2019, would have been as follows (unaudited):
Net investment income (loss)	$ 35,709,435(a)
Net realized gain (loss)	2,327,141 (b)
Net change in unrealized appreciation (depreciation)	218,751,517 (c)
Net increase in net assets resulting from operations	$256,788,093

(a)	$27,093,752, as reported in the Statement of Operations, plus $8,615,683 Net investment income (loss) from Acquired Fund pre-merger.
(b)	$(2,444,533), as reported in the Statement of Operations, plus $4,771,674 Net realized gain (loss) from Acquired Fund pre-merger.
(c)	$208,801,981, as reported in the Statement of Operations, plus $9,949,536 Net change in unrealized appreciation (depreciation) from Acquired Fund pre-merger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since November 22, 2019.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$713,413	Receivables and other assets net of liabilities	$ (8,873)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	31,644	Receivables and other assets net of liabilities	(7,947)
Total		$745,057		$(16,820)
LVIP BlackRock Dividend Value Managed Volatility Fund–18

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(69,383,987)	$3,629,559
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	30,217	577,707
Total		$(69,353,770)	$4,207,266
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$27,544,822	$110,674,670
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had no assets and liabilities subject to offsetting provisions.
9.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP BlackRock Dividend Value Managed Volatility Fund–19

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 9.  Credit and Market Risk (continued)
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP BlackRock Dividend Value Managed Volatility Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Dividend Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP BlackRock Dividend Value Managed Volatility Fund–21

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Dividend Value Managed Volatility Fund–22

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through August 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed subadviser to the Risk-Management Sleeve of the Fund effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Equity Sleeve
LVIP BlackRock Dividend Value Managed Volatility Fund–23

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Large Value funds category and the Russell 1000 Value Total Return USD Index. The Board noted LIAC’s comments that the Fund’s Equity Sleeve outperformance over the three- and five-year periods was due to positive stock selection within certain sectors. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedules, which contain breakpoints, and noted that BlackRock stated that it did not manage comparable funds using the same strategies with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that research may be obtained with soft dollars which may be used to manage other accounts.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Dividend Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Dividend Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP BlackRock Dividend Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Dividend Value Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Dividend Value Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Dividend Value Managed Volatility Fund–29

LVIP BlackRock Global Allocation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Global Allocation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned 8.16% (Standard Class shares with distributions reinvested) for the period April 29, 2019* to December 31, 2019, while its composite benchmark, the BlackRock Global Allocation Composite1, returned 8.02% and its broad-based benchmark index, the S&P 500® Index2, returned 11.43%.
* Date of commencement of operations.
Looking back at 2019, two of the most significant challenges have been resolved: monetary policy pivoted from tightening to easing and the U.S. and China struck a temporary “trade truce”. Within equities, we see the best opportunities in high quality stocks. We are overweight U.S. and Chinese equities from a regional perspective and favor secular themes within the technology, communication services, healthcare and select areas of consumer discretionary. The Fund remains underweight more defensive sectors, notably consumer staples. Within fixed income, we have been shifting our Treasury exposure toward the front-end of the yield curve. With the Fed on hold for the foreseeable future, we have also shifted some of the Fund’s duration exposure to gold, which we believe will serve as an effective hedge in the current environment.
The Fund was overweight equities (6%), underweight fixed income (-11%), overweight commodity-related (+2%) and cash equivalents (+6%). Within equities, the Fund was overweight in the U.S. (+6%) and neutral in Europe Asia as compared to the reference benchmark. Sectorally, the Fund was overweight healthcare, communication services, consumer discretionary, industrials, and information technology and underweight consumer staples, financials, real estate, and utilities. The Fund used derivatives, both to seek to increase the return of the Fund and to hedge the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets.
Within fixed income, the Fund was underweight developed market government bonds, and overweight credit and mortgage backed securities. From a currency perspective, the Fund was overweight the Hong Kong dollar, Indian ruppe, Australian dollar, U.S. dollar, and Russian rubble and underweight the euro, British pound, Japanese yen and Korean won. Within equities, an underweight and stock selection within information technology detracted from performance. Security selection within industrials and consumer discretionary also weighed on returns. From a regional perspective, an overweight to Japan detracted from returns. From an asset class perspective, an overweight to gold and cash negatively impacted returns. Security selection within communication services and financials positively impacted returns. Security selection within energy was also additive, however this was largely offset by an overweight to the sector. Within fixed income, tactical duration management and an overweight to credit was additive to performance.
Portfolio Managers:
BlackRock Investment Management, LLC:	Dan Chamby
David Clayton
Russ Koesterich
Rick Rieder
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 4/29/19 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation Fund shares on 4/29/19 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,816 for the Standard Class shares and to $10,799 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did from 4/29/19 through 12/31/19. The same $10,000 investment would have increased to $10,802 and $11,143, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/19
Standard Class Shares
Inception (4/29/19)	+ 8.16%
Service Class Shares
Inception (4/29/19)	+ 7.99%

LVIP BlackRock Global Allocation Fund–1

LVIP BlackRock Global Allocation Fund
2019 Annual Report Commentary (unaudited) (continued)
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The BlackRock Global Allocation Composite is constructed as follows: 36% S&P 500® Index, 24% FTSE World (Ex US) Index3, 24% ICE Bank of America Merrill Lynch 5-year U.S. Treasury Bond Index4 and 16% FTSE Non-U.S. Dollar World Government Bond Index5.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. FTSE World (Ex US) Index is the Financial Times Stock Exchange (FTSE) All World ex US Index is a free-float, market-capitalization weighted index representing the performance of around 2200 large cap and mid cap companies in 46 developed and emerging markets worldwide, excluding the USA.
4. ICE Bank of America Merrill Lynch 5-year U.S. Treasury Bond Index is a subset of The BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity of 5 years.
5.FTSE Non-U.S. Dollar World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGBI is a widely used benchmark that currently includes sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 30 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indexes are available in any combination of currency, maturity, or rating.
LVIP BlackRock Global Allocation Fund–2

LVIP BlackRock Global Allocation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,065.90	0.73%	$3.80
Service Class Shares	1,000.00	1,064.70	0.98%	5.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.72
Service Class Shares	1,000.00	1,020.30	0.98%	4.98

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Global Allocation Fund–3

LVIP BlackRock Global Allocation Fund
Consolidated Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Country	Percentage of Net Assets
Common Stock	58.97%
Argentina	0.00%
Australia	0.14%
Austria	0.05%
Belgium	0.07%
Brazil	0.56%
Canada	0.59%
Chile	0.02%
China	2.36%
Czech Republic	0.03%
Denmark	0.04%
Finland	0.00%
France	2.19%
Germany	1.59%
Hong Kong	0.62%
India	1.00%
Indonesia	0.05%
Italy	1.33%
Japan	3.93%
Mexico	0.00%
Netherlands	1.97%
Poland	0.00%
Portugal	0.03%
Republic of Korea	0.31%
Singapore	0.51%
South Africa	0.01%
Spain	0.43%
Sweden	0.02%
Switzerland	1.06%
Taiwan	1.15%
Thailand	0.18%
Turkey	0.00%
United Arab Emirates	0.11%
United Kingdom	1.24%
United States	37.38%
Convertible Preferred Stocks	0.22%
Preferred Stocks	0.53%
Rights	0.00%
Convertible Bonds	0.04%
Agency Mortgage-Backed Security	3.19%
Corporate Bonds	4.71%
Loan Agreements	0.44%
Non-Agency Commercial Mortgage-Backed Securities	0.08%
Sovereign Bonds	8.72%
U.S. Treasury Obligations	10.32%
Security Type/Country	Percentage of Net Assets
Exchange-Traded Funds	1.87%
Money Market Fund	0.29%
Short-Term Investments	11.97%
Options Purchased	0.38%
Total Investments	101.73%
Securities Sold Short	(0.21)%
Options Written	(0.19)%
Liabilities Net of Receivables and Other Assets	(1.33)%
Total Net Assets	100.00%

Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	1.70%
Alphabet Class C	1.57%
Apple	1.53%
Amazon.com	1.46%
Comcast Class A	1.02%
UnitedHealth Group	0.92%
JPMorgan Chase & Co.	0.92%
Raytheon	0.91%
Siemens	0.85%
Anthem	0.85%
Total	11.73%

LVIP BlackRock Global Allocation Fund–4

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–58.97%
Argentina–0.00%
YPF ADR	1,806	$ 20,913
		20,913
Australia–0.14%
AGL Energy	4,519	65,105
BHP Group	981	26,793
Coles Group	317	3,301
Newcrest Mining	18,300	388,471
=†πQuintis Pty	1,064,776	777,095
South32	15,735	29,814
Wesfarmers	196	5,694
Woolworths Group	592	15,022
		1,311,295
Austria–0.05%
†Erste Group Bank	12,452	467,724
		467,724
Belgium–0.07%
KBC Group	9,083	683,234
		683,234
Brazil–0.56%
†Azul S.A. ADR	90,313	3,865,396
B3 SA - Brasil Bolsa Balcao	295	3,169
Banco BTG Pactual	135	2,564
Banco do Brasil	3,582	47,277
Banco Santander	1,749	21,629
Engie Brasil Energia	1,038	13,139
JBS	33,890	218,211
Notre Dame Intermedica Participacoes	52,197	888,099
Petrobras Distribuidora	10,870	81,456
Vale	207	2,754
		5,143,694
Canada–0.59%
Barrick Gold	23,323	433,215
Constellation Software	4	3,885
Enbridge	109,125	4,338,781
Fairfax Financial Holdings	101	47,425
Imperial Oil	364	9,629
Nutrien	273	13,070
Thomson Reuters	594	42,491
Wheaton Precious Metals	16,676	496,215
		5,384,711
Chile–0.02%
Cia Cervecerias Unidas ADR	9,086	172,361
		172,361
□China–2.36%
Agile Group Holdings	20,000	30,081
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
□China (continued)
Agricultural Bank of China Class H	26,000	$ 11,445
Aier Eye Hospital Group Class A	28,198	160,144
Air China Class H	6,000	6,091
†Alibaba Group Holding	46,800	1,244,428
†Alibaba Group Holding ADR	24,586	5,214,691
Anhui Conch Cement Class A	4,300	33,829
Anhui Conch Cement Class H	8,500	61,959
ANTA Sports Products	34,000	304,339
Asymchem Laboratories Tianjin Class A	8,696	161,668
Autobio Diagnostics Class A	11,200	154,967
Beijing Capital International Airport Class H	48,000	46,507
Beijing Enterprises Holdings	7,000	32,115
CGN Power Class H	4,000	1,068
China CITIC Bank Class H	59,000	35,359
†China East Education Holding	500	1,047
China Hongqiao Group	3,000	1,809
China International Travel Service Class A	11,400	145,575
China Longyuan Power Group Class H	22,000	13,919
†China Mengniu Dairy	32,000	129,358
China Merchants Bank Class H	28,500	146,481
China Overseas Land & Investment	110,000	428,436
China Petroleum & Chemical Class H	80,000	48,150
China Resources Cement Holdings	52,000	66,199
China Resources Pharmaceutical Group	13,000	12,062
China Resources Power Holdings	24,000	33,695
China Taiping Insurance Holdings	1,600	3,967
China Telecom Class H	10,000	4,119
China Unicom Hong Kong	6,000	5,652
CITIC	16,000	21,395
CNOOC	38,000	63,201
Country Garden Services Holdings	4,000	13,475
Dali Foods Group	27,500	20,363
Daqin Railway Class A	2,200	2,593
LVIP BlackRock Global Allocation Fund–5

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
□China (continued)
Foshan Haitian Flavouring & Food	8,900	$ 137,364
Fosun International	55,000	80,182
GF Securities Class H	1,200	1,461
Glodon Class A	26,900	131,223
Great Wall Motor Class A	76,600	97,321
Gree Electric Appliances	11,600	109,211
Guangzhou Automobile Group Class A	55,799	93,643
Guangzhou Automobile Group Class H	124,000	154,358
Guangzhou Baiyun International Airport Class A	56,800	142,292
Guotai Junan Securities Class H	5,600	9,917
Haier Smart Home Class A	40,900	114,497
Haitong Securities Class H	17,200	20,329
Hangzhou Hikvision Digital Technology Class A	125,400	589,402
Hangzhou Robam Appliances Class A	25,100	121,830
Hangzhou Tigermed Consulting Class A	15,799	143,231
Han's Laser Technology Industry Group Class A	30,899	177,435
Hengan International Group	21,500	153,132
Huadian Power International Class H	12,000	4,558
Huazhu Group ADR	4,174	167,252
Hundsun Technologies Class A	13,800	153,994
†HUYA ADR	416	7,467
Industrial & Commercial Bank of China Class H	205,000	157,848
Inner Mongolia Yili Industrial Group	33,500	148,799
Inspur Electronic Information Industry Class A	37,700	162,908
†JD.com ADR	2,112	74,406
Jiangsu Hengrui Medicine	12,698	159,543
Kingdee International Software Group	343,000	342,899
†Kingsoft	62,000	160,723
Kunlun Energy	20,000	17,658
Laobaixing Pharmacy Chain Class A	12,900	118,672
Lenovo Group	224,000	150,343
Li Ning	54,000	161,814
Momo ADR	1,061	35,544
†New Oriental Education & Technology Group Sponsored ADR	1,799	218,129
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
□China (continued)
Ping An Insurance Group of China	11,500	$ 141,090
Shanghai International Airport Class A	10,999	124,348
Shanghai Jahwa United Class A	27,800	123,481
Shenzhen Goodix Technology Class A	700	20,732
Shenzhen Inovance Technology Class A	36,200	159,233
Shenzhen Mindray Bio-Medical Electronics Class A	5,300	138,402
Sinopec Engineering Group Class H	21,500	12,858
Sinopec Shanghai Petrochemical Class H	144,000	43,428
†TAL Education Group ADR	3,869	186,486
Tencent Holdings	118,000	5,687,769
†Tencent Music Entertainment Group ADR	1,691	19,852
Tsingtao Brewery Class A	1,300	9,518
Tsingtao Brewery Class H	6,000	40,309
Venustech Group Class A	32,100	155,760
†Vipshop Holdings ADR	2,184	30,947
Want Want China Holdings	407,000	380,242
Weichai Power Class H	12,000	25,317
Wuhan Raycus Fiber Laser Technologies Class A	10,383	175,591
WuXi AppTec Class A	11,499	152,072
†Wuxi Biologics Cayman	13,000	164,579
Yanzhou Coal Mining Class H	16,000	14,373
Yifeng Pharmacy Chain Class A	12,600	132,445
Yonyou Network Technology Class A	29,100	118,644
Yum China Holdings	7,896	379,087
Zhejiang Expressway Class H	16,000	14,579
Zhuzhou CRRC Times Electric Class H	3,000	10,857
Zijin Mining Group Class H	42,000	20,913
Zoomlion Heavy Industry Science and Technology Class H	5,000	4,190
		21,666,674
Czech Republic–0.03%
CEZ	11,990	269,470
		269,470
Denmark–0.04%
AP Moller - Maersk Class A	58	78,618

LVIP BlackRock Global Allocation Fund–6

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
AP Moller - Maersk Class B	51	$ 73,554
Novo Nordisk Class B	3,996	231,564
		383,736
Finland–0.00%
Nokia (London Stock Exchange)	6,098	22,556
		22,556
France–2.19%
BNP Paribas	12,087	716,269
Cie de Saint-Gobain	12,453	509,851
Creditricole	40,565	588,110
Danone	78,773	6,529,780
Dassault Aviation	892	1,170,651
Eiffage	3,172	362,919
Electricite de France	953	10,613
EssilorLuxottica	6,995	1,065,526
Kering	72	47,262
L'Oreal	16	4,738
Renault	750	35,485
Safran	24,508	3,784,084
Sanofi	23,216	2,333,829
Schneider Electric	31	3,182
Societe Generale	17,960	624,820
Sodexo	19,185	2,273,568
Vivendi	252	7,299
		20,067,986
Germany–1.59%
adidas	187	60,788
Fresenius & Co.	36,205	2,037,380
HeidelbergCement	102	7,412
Infineon Technologies	63,770	1,440,841
Knorr-Bremse	26,958	2,744,170
SAP	169	22,747
Siemens	59,685	7,794,356
Vonovia	7,835	420,813
Wirecard	275	33,160
		14,561,667
■Hong Kong–0.62%
Brilliance China Automotive Holdings	108,000	111,988
China Mobile	7,000	58,840
CK Infrastructure Holdings	41,500	295,314
CLP Holdings	29,500	310,056
Hang Lung Properties	165,000	362,088
HKT Trust	183,000	257,862
Hongkong Land Holdings	1,600	9,200
Hysan Development	41,000	160,742
Jardine Matheson Holdings	8,600	478,160
Link REIT	24,000	254,097
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Power Assets Holdings	16,500	$ 120,696
Sun Art Retail Group	19,000	23,042
Sun Hung Kai Properties	189,500	2,901,242
WH Group	169,500	175,106
Wharf Real Estate Investment	27,000	164,759
		5,683,192
India–1.00%
Asian Paints	10,835	270,950
Hero MotoCorp	8,120	277,922
Hindustan Petroleum	3,770	13,970
Hindustan Unilever	20,582	554,500
Housing Development Finance	76,398	2,582,219
ICICI Bank	54,838	414,023
Infosys	628	6,433
InterGlobe Aviation	59	1,102
Larsen & Toubro	13,325	242,350
Oil & Natural Gas	77,291	139,470
Reliance Industries	203,677	4,320,330
Vedanta	23,936	51,123
Wipro	4,583	15,782
Zee Entertainment Enterprises	63,715	260,830
		9,151,004
Indonesia–0.05%
Bank Central Asia	184,600	443,964
		443,964
Italy–1.33%
Enel	594,729	4,724,422
Intesa Sanpaolo	173,328	456,578
RAI Way	166,554	1,145,458
Snam	51,702	271,839
UniCredit	380,815	5,566,358
		12,164,655
Japan–3.93%
Aeon	700	14,445
AGC	1,400	50,061
Ajinomoto	173,300	2,884,978
Alfresa Holdings	9,100	184,867
Astellas Pharma	141,400	2,413,695
Canon Marketing Japan	7,800	180,482
Daikin Industries	10,200	1,439,116
Daiwa House Industry	400	12,383
Denso	29,700	1,341,321
Dowa Holdings	4,200	155,911
East Japan Railway	35,100	3,168,193
FamilyMart UNY Holdings	800	19,160
FUJIFILM Holdings	900	42,980
Hitachi	1,200	50,635

LVIP BlackRock Global Allocation Fund–7

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Hoya	29,200	$ 2,787,489
Japan Airlines	119,500	3,720,738
Japan Aviation Electronics Industry	9,700	195,696
Kamigumi	7,400	162,666
KDDI	15,300	456,496
Keyence	1,100	386,252
Kinden	30,100	467,677
Kyocera	100	6,816
Kyowa Hakko Kirin	600	14,136
Mabuchi Motor	5,700	215,207
Maeda Road Construction	8,000	195,309
Medipal Holdings	10,000	220,704
Mitsubishi Estate	26,300	503,247
Mitsubishi Heavy Industries	2,100	81,431
Murata Manufacturing	37,500	2,308,071
NEC	1,100	45,523
Nippo	7,100	152,565
Nippon Telegraph & Telephone	16,100	406,906
Nissan Motor	300	1,738
NTT Data	500	6,687
Okumura	9,200	252,927
Olympus	400	6,165
Otsuka Holdings	1,400	62,404
Recruit Holdings	300	11,237
Seino Holdings	10,900	147,265
Sekisui House	1,300	27,761
Seven & i Holdings	4,000	146,622
Shin-Etsu Chemical	26,300	2,892,291
Shionogi & Co.	100	6,186
Sompo Holdings	300	11,781
Sony	100	6,790
Stanley Electric	4,900	141,518
Subaru	73,000	1,808,198
Suzuken Aichi	4,100	167,107
Suzuki Motor	58,700	2,450,251
Toagosei	28,100	323,967
Toda	39,200	258,752
Tokyo Gas	34,800	845,602
Tokyo Steel Manufacturing	37,900	273,889
Toyota Industries	28,000	1,611,121
TV Asahi Holdings	12,500	230,809
Yahoo Japan	4,800	20,266
Yamato Kogyo	4,300	107,668
		36,104,158
Mexico–0.00%
America Movil	46,657	37,261
		37,261
Netherlands–1.97%
ABN AMRO Group CVA	127,504	2,319,804
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands (continued)
†Adyen	776	$ 636,291
ASML Holding	7,388	2,185,313
ING Groep	340,757	4,085,244
Koninklijke Ahold Delhaize	1,881	47,041
Koninklijke Philips	118,127	5,766,533
NXP Semiconductors	10,178	1,295,252
Royal Dutch Shell Class A	22,036	647,415
Royal Dutch Shell Class A ADR	17,944	1,058,337
Royal Dutch Shell Class B	1,823	54,078
		18,095,308
Poland–0.00%
Polski Koncern Naftowy ORLEN	123	2,782
		2,782
Portugal–0.03%
Jeronimo Martins	16,683	274,431
		274,431
Republic of Korea–0.31%
Hana Financial Group	1,663	52,897
Hyundai Mobis	118	26,107
Industrial Bank of Korea	235	2,396
Kakao	1,243	164,629
KB Financial Group	1,052	43,340
Kia Motors	222	8,478
KT&G	9,666	782,052
LG Chem	1,087	297,897
LG Electronics	1,316	81,746
LG Uplus	4,188	51,367
NCSoft	736	343,421
POSCO	1,513	307,538
Samsung SDI	41	8,352
Shinhan Financial Group	2,082	78,060
SK Telecom	1,071	220,678
S-Oil	1,801	147,919
Woongjin Coway	2,846	229,117
		2,845,994
Singapore–0.51%
CapitaLand	1,223,400	3,411,093
ComfortDelGro	159,100	281,541
DBS Group Holdings	7,300	140,469
Singapore Telecommunications	112,500	281,888
United Overseas Bank	29,300	575,347
		4,690,338
South Africa–0.01%
Aspen Pharmacare Holdings	4,928	41,948

LVIP BlackRock Global Allocation Fund–8

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
South Africa (continued)
Discovery	281	$ 2,420
Kumba Iron Ore	1,100	32,754
MTN Group	981	5,778
Old Mutual	27,856	39,101
		122,001
Spain–0.43%
†Cellnex Telecom	89,156	3,837,241
Repsol	3,586	56,032
Telefonica	7,067	49,362
		3,942,635
Sweden–0.02%
Assa Abloy Class B	1,269	29,664
Atlas Copco Class B	777	26,978
Hennes & Mauritz Class B	2,736	55,808
Telefonaktiebolaget LM Ericsson Class B	5,190	45,349
		157,799
Switzerland–1.06%
Cie Financiere Richemont	3,253	254,225
†Glencore	566	1,764
†LafargeHolcim	1,413	78,390
Nestle	52,430	5,676,344
Novartis	257	24,335
Roche Holding	11,328	3,681,630
		9,716,688
Taiwan–1.15%
Cathay Financial Holding	211,000	299,498
Chunghwa Telecom	71,000	260,533
Far EasTone Telecommunications	81,000	194,819
Formosa Chemicals & Fibre	70,000	204,323
Formosa Petrochemical	54,000	175,635
Formosa Plastics	74,000	246,362
Fubon Financial Holding	249,000	385,416
Globalwafers	2,000	25,520
Hon Hai Precision Industry	154,000	466,464
MediaTek	3,000	44,384
Nan Ya Plastics	93,000	225,853
Taiwan Mobile	76,000	283,951
Taiwan Semiconductor Manufacturing	649,000	7,166,128
Uni-President Enterprises	148,000	366,334
Yageo	12,000	174,934
		10,520,154
Thailand–0.18%
Advanced Info Service	56,800	403,903
Intouch Holdings	170,700	333,792
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand (continued)
PTT Global Chemical-Foreign	153,900	$ 292,861
Siam Cement	20,100	259,841
Thai Beverage	203,800	134,862
Thai Oil	90,700	211,203
		1,636,462
Turkey–0.00%
BIM Birlesik Magazalar	1,048	8,220
Tupras Turkiye Petrol Rafinerileri	780	16,625
		24,845
United Arab Emirates–0.11%
NMC Health	41,894	980,557
		980,557
United Kingdom–1.24%
AstraZeneca	18,156	1,829,440
Berkeley Group Holdings	7,349	472,999
Coca-Cola European Partners	729	37,092
Fiat Chrysler Automobiles	4,887	72,457
GlaxoSmithKline	1,133	26,699
HSBC Holdings (London Shares)	337,983	2,649,890
RELX (London Stock Exchange)	1,936	48,865
Rio Tinto	13	775
†Rolls-Royce Holdings	3,782	34,226
Vodafone Group	3,211,098	6,242,319
		11,414,762
United States–37.38%
Abbott Laboratories	18,162	1,577,551
AbbVie	37,344	3,306,438
Accenture Class A	4,384	923,139
†Adobe Systems	5,402	1,781,634
AES	3,701	73,650
Agilent Technologies	42,850	3,655,533
Air Products & Chemicals	25,420	5,973,446
†Alexion Pharmaceuticals	234	25,307
Ally Financial	1,684	51,463
†Alphabet Class C	10,784	14,418,424
Altria Group	1,644	82,052
†Amazon.com	7,242	13,382,057
American Tower	2,290	526,288
Ameriprise Financial	615	102,447
Amgen	736	177,428
Anthem	25,734	7,772,440
Apple	47,723	14,013,859
Applied Materials	31,401	1,916,717
†Autodesk	23,644	4,337,728
†AutoZone	107	127,470

LVIP BlackRock Global Allocation Fund–9

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Bank of America	216,911	$ 7,639,605
Bank of New York Mellon	116	5,838
Baxter International	4,129	345,267
Becton Dickinson & Co.	17,940	4,879,142
†Berkshire Hathaway Class B	4,810	1,089,465
†Biogen	174	51,631
†Booking Holdings	38	78,042
Bristol-Myers Squibb	50,795	3,260,531
Broadcom	5	1,580
Capital One Financial	632	65,039
Cardinal Health	450	22,761
†Centene	58	3,646
Cerner	764	56,070
CH Robinson Worldwide	5,113	399,837
Charles Schwab	47,061	2,238,221
†Charter Communications Class A	11,181	5,423,679
Chevron	674	81,224
Chubb	19,904	3,098,257
†Cigna	200	40,898
Cintas	288	77,495
Cisco Systems	24,834	1,191,039
Citigroup	48,092	3,842,070
Citrix Systems	20,843	2,311,489
Colgate-Palmolive	77,573	5,340,125
Comcast Class A	207,261	9,320,527
ConocoPhillips	1,012	65,810
Corning	13,560	394,732
Costco Wholesale	387	113,747
CSX	1,542	111,579
Cummins	431	77,132
†Dell Technologies Class C	785	40,341
Delta Air Lines	1,688	98,714
Discover Financial Services	1,067	90,503
†Dollar Tree	13,123	1,234,218
Dover	16,049	1,849,808
†Dow	16,715	914,812
DR Horton	61,970	3,268,917
†Dropbox Class A	75,653	1,354,945
DuPont de Nemours	45,513	2,921,935
Eaton	287	27,185
eBay	2,378	85,870
†Edwards Lifesciences	688	160,504
Emerson Electric	83,556	6,371,981
EOG Resources	152	12,732
Estee Lauder Class A	222	45,852
Exelon	8,847	403,335
Expedia Group	748	80,889
Exxon Mobil	4,336	302,566
†Facebook Class A	26,566	5,452,671
Ferguson	26,986	2,448,577
Fifth Third Bancorp	3,073	94,464
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†FleetCor Technologies	17,837	$ 5,132,062
Ford Motor	2,415	22,460
Fortune Brands Home & Security	4,414	288,411
Franklin Resources	1,630	42,347
General Electric	3,436	38,346
General Motors	1,428	52,265
Gilead Sciences	46,627	3,029,822
Global Payments	2,132	389,218
Goldman Sachs Group	282	64,840
Hartford Financial Services Group	9,215	559,996
HCA Healthcare	25,698	3,798,421
Hess	11,649	778,270
Hewlett Packard Enterprise	4,220	66,929
Home Depot	18,728	4,089,821
Honeywell International	557	98,589
HP	1,923	39,518
Humana	23	8,430
Huntsman	1,842	44,503
†Incyte	173	15,106
Intel	3,134	187,570
Intuit	3,945	1,033,314
†Intuitive Surgical	137	80,988
=†πJawbone Health Hub	32,637	0
Johnson & Johnson	43,575	6,356,285
JPMorgan Chase & Co.	60,434	8,424,500
KLA	779	138,794
Kroger	2,804	81,288
L3Harris Technologies	124	24,536
Lam Research	254	74,270
Lear	345	47,334
Lennar Class A	50,847	2,836,754
†Liberty Broadband Class C	13,990	1,759,242
†Liberty Media-Liberty SiriusXM Class A	18,563	897,335
†Liberty Media-Liberty SiriusXM Class C	31,105	1,497,395
Lockheed Martin	91	35,434
=†πLookout	8,011	4,807
Lowe's	30,369	3,636,991
LyondellBasell Industries Class A	13,519	1,277,275
Marathon Petroleum	20,511	1,235,788
Marsh & McLennan	47,641	5,307,684
Marvell Technology Group	25,902	687,957
Masco	11,830	567,722
Mastercard Class A	5,254	1,568,792
McDonald's	21,018	4,153,367
McKesson	553	76,491
Medtronic	3,119	353,851
Merck & Co.	59,391	5,401,611
†Micron Technology	22,036	1,185,096

LVIP BlackRock Global Allocation Fund–10

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Microsoft	99,049	$ 15,620,027
Mondelez International Class A	7,186	395,805
†Monster Beverage	683	43,405
Morgan Stanley	97,237	4,970,755
Motorola Solutions	4,355	701,765
Newmont Goldcorp	65,871	2,862,095
NextEra Energy	23,907	5,789,319
NIKE Class B	971	98,372
Northrop Grumman	161	55,379
NVIDIA	7,884	1,855,105
Omnicom Group	3,226	261,371
ONEOK	76,230	5,768,324
Oracle	40,678	2,155,120
Packaging Corp. of America	532	59,579
†PayPal Holdings	9,890	1,069,801
†Peloton Interactive Class A	12,680	360,112
PepsiCo	4,912	671,323
Pfizer	117,274	4,594,795
Philip Morris International	2,512	213,746
Phillips 66	754	84,003
Pioneer Natural Resources	5,205	787,881
PPG Industries	20,884	2,787,805
Procter & Gamble	2,095	261,665
Progressive	78	5,646
Prudential Financial	664	62,243
†PTC	4,097	306,824
QUALCOMM	14,176	1,250,748
Raytheon	38,189	8,391,651
†Regeneron Pharmaceuticals	48	18,023
Regions Financial	94,801	1,626,785
Reinsurance Group of America	624	101,749
Rockwell Automation	329	66,678
Ross Stores	907	105,593
Royal Caribbean Cruises	12,444	1,661,398
†salesforce.com	23,802	3,871,157
Schlumberger	6,014	241,763
†ServiceNow	5,799	1,637,174
†Simply Good Foods	9,632	274,897
†Square Class A	128	8,008
Starbucks	1,121	98,558
Stryker	2,311	485,171
Sysco	739	63,214
Target	17,421	2,233,546
†Tesla	1,316	550,522
Texas Instruments	13,086	1,678,803
Thermo Fisher Scientific	7,801	2,534,311
TJX	54,342	3,318,123
Travelers	3,234	442,896
Truist Financial	67,580	3,806,106
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Uber Technologies	123,563	$ 3,674,764
Union Pacific	23,135	4,182,577
†United Airlines Holdings	1,145	100,863
United Parcel Service Class B	278	32,543
†United Rentals	235	39,191
United Technologies	35,974	5,387,466
UnitedHealth Group	28,812	8,470,152
US Bancorp	12,034	713,496
Valero Energy	793	74,264
†VeriSign	627	120,810
Verizon Communications	8,032	493,165
Visa Class A	8,777	1,649,198
Vistra Energy	18,861	433,614
†VMware Class A	509	77,261
Walmart	38,306	4,552,285
Walt Disney	875	126,551
Wells Fargo & Co.	8,844	475,807
Western Digital	999	63,407
Weyerhaeuser	20,868	630,214
Williams	129,436	3,070,222
Willis Towers Watson	111	22,415
†Workday Class A	5	822
Wyndham Destinations	1,445	74,692
Xcel Energy	844	53,586
Xilinx	14,079	1,376,504
Yum Brands	844	85,016
Zoetis	702	92,910
		342,987,127
Total Common Stock (Cost $491,608,712)		541,152,138
ΔCONVERTIBLE PREFERRED STOCKS–0.22%
United States–0.22%
=†πGrand Rounds Series C	209,114	547,879
=†πGrand Rounds Series D	128,303	332,305
=†πLookout Series F	93,593	708,499
Wells Fargo & Co. 7.50%	288	417,600
Total Convertible Preferred Stocks (Cost $1,734,228)		2,006,283
ΔPREFERRED STOCKS–0.53%
Brazil–0.06%
Banco Bradesco 5.83%	201	1,816
Itau Unibanco Holding 5.07%	53,732	497,663
		499,479
Germany–0.29%
Henkel & Co. 1.99%	25,794	2,664,532
		2,664,532

LVIP BlackRock Global Allocation Fund–11

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔPREFERRED STOCKS (continued)
United States–0.18%
•Citigroup Capital XIII 8.31% (LIBOR03M + 6.37%) 10/30/40	27,267	$ 758,023
=πFieldwood Energy	8,468	153,838
†•GMAC Capital Trust I 7.69% (LIBOR03M + 5.79%) 2/15/40	29,952	780,249
		1,692,110
Total Preferred Stocks (Cost $4,823,199)		4,856,121
RIGHTS–0.00%
Spain–0.00%
†Repsol expiration date 1/21/20	3,586	1,702
Total Rights (Cost $1,695)		1,702

	Principal Amount°
ΔCONVERTIBLE BONDS–0.04%
India–0.00%
‡REI Agro 5.50%, excercise price $5.5000 11/13/14	599,000	3,369
		3,369
Singapore–0.04%
CapitaLand 1.95%, excercise price $1.9500 10/17/23	500,000	375,575
		375,575
Total Convertible Bonds (Cost $365,570)		378,944
AGENCY MORTGAGE-BACKED SECURITY–3.19%
United States–3.19%
Uniform Mortgage-Backed Securities 30 yr TBA 3.00% 1/14/50	28,936,678	29,328,829
Total Agency Mortgage-Backed Security (Cost $29,302,908)		29,328,829
ΔCORPORATE BONDS–4.71%
Australia–0.42%
=@Quintis Australia Pty (PIK Rate 12%, Cash Rate 12%) 12.00% 10/1/28	2,006,979	2,006,979
=@Quintis Australia Pty (PIK Rate 7.50%, Cash Rate 8.00%) 7.50% 10/1/26	1,843,203	1,843,203
		3,850,182
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Chile–0.00%
‡Inversiones Alsacia 8.00% 12/31/18		10,781	$ 296
			296
France–0.08%
Danone 2.59% 11/2/23		688,000	698,404
			698,404
Greece–0.08%
Ellaktor Value 6.38% 12/15/24	EUR	645,000	748,964
			748,964
Japan–0.19%
Mitsubishi UFJ Financial Group 3.78% 3/2/25		263,000	280,710
Sumitomo Mitsui Financial Group 3.94% 10/16/23		1,342,000	1,422,778
			1,703,488
Luxembourg–0.02%
Intelsat Jackson Holdings 8.00% 2/15/24		188,000	192,935
			192,935
Netherlands–0.14%
ING Groep
4.10% 10/2/23		929,000	987,645
μ6.00% 12/29/49		329,000	330,744
			1,318,389
Switzerland–0.05%
UBS Group Funding Switzerland 4.13% 9/24/25		421,000	457,580
			457,580
United Kingdom–0.36%
μHSBC Holdings
3.26% 3/13/23		320,000	327,177
6.38% 12/29/49		1,253,000	1,348,541
μLloyds Bank 13.00% 12/31/99	GBP	690,000	1,652,622
			3,328,340
United States–3.37%
Allergan Finance 3.45% 3/15/22		591,000	604,333
Allergan Sales 5.00% 12/15/21		314,000	328,334
μAmerican Express 4.90% 12/29/49		415,000	416,556
Apple
3.20% 5/11/27		875,000	922,264
3.35% 2/9/27		1,087,000	1,156,593
AvalonBay Communities 3.50% 11/15/24		126,000	133,040

LVIP BlackRock Global Allocation Fund–12

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Bank of America
4.00% 1/22/25	313,000	$ 333,702
4.13% 1/22/24	754,000	810,969
Becton Dickinson & Co.
2.89% 6/6/22	702,000	713,365
3.13% 11/8/21	568,000	578,577
BP Capital Markets America 3.79% 2/6/24	516,000	548,747
Broadcom 3.13% 4/15/21	990,000	1,001,814
Capital One Financial
3.20% 1/30/23	432,000	443,912
3.30% 10/30/24	302,000	314,245
Cigna
3.40% 9/17/21	794,000	812,567
3.75% 7/15/23	676,000	708,499
μCitigroup
3.35% 4/24/25	1,007,000	1,047,291
5.88% 12/29/49	1,316,000	1,322,580
5.95% 12/29/49	567,000	580,171
Comcast 3.70% 4/15/24	1,233,000	1,313,687
CSC Holdings 5.50% 5/15/26	201,000	212,807
CVS Health 3.70% 3/9/23	1,368,000	1,424,122
Energy Transfer Operating 4.05% 3/15/25	199,000	209,028
Enterprise Products Operating
3.35% 3/15/23	529,000	547,009
3.90% 2/15/24	132,000	140,076
Frontier Communications 8.00% 4/1/27	162,000	169,290
Goldman Sachs Group
μ2.91% 6/5/23	586,000	595,457
3.63% 2/20/24	682,000	715,368
μ5.38% 12/29/49	622,000	629,694
Home Depot 2.95% 6/15/29	116,000	120,525
Hughes Satellite Systems 7.63% 6/15/21	118,000	126,077
iHeartCommunications
6.38% 5/1/26	527,564	572,407
8.38% 5/1/27	186,873	206,495
μJPMorgan Chase & Co. 4.02% 12/5/24	781,000	832,396
Marsh & McLennan 4.38% 3/15/29	149,000	169,654
McDonald's 3.35% 4/1/23	368,000	383,071
Morgan Stanley
μ2.72% 7/22/25	550,000	556,660
3.88% 4/29/24	460,000	489,036
•5.61% (LIBOR03M + 3.61%) 12/31/49	466,000	470,101
NBCUniversal Enterprise 5.25% 12/31/49	513,000	529,673
NextEra Energy Capital Holdings 2.90% 4/1/22	422,000	430,511
ONEOK 2.75% 9/1/24	262,000	264,259
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
ONEOK Partners 4.90% 3/15/25		430,000	$ 473,177
PayPal Holdings 2.65% 10/1/26		140,000	141,808
μPrudential Financial
5.63% 6/15/43		236,000	253,700
5.88% 9/15/42		355,000	381,625
QUALCOMM 2.90% 5/20/24		763,000	788,401
TransDigm 6.25% 3/15/26		1,601,000	1,733,259
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 10/29/49		185,000	161,875
Verizon Communications 3.50% 11/1/24		651,000	689,760
Vistra Operations 5.63% 2/15/27		554,000	583,778
Walgreen 3.10% 9/15/22		325,000	331,534
Wells Fargo & Co.
3.07% 1/24/23		124,000	126,546
3.75% 1/24/24		399,000	421,428
Wells Fargo Bank NA 3.55% 8/14/23		539,000	564,729
Williams 3.70% 1/15/23		357,000	369,563
			30,906,145
Total Corporate Bonds (Cost $41,852,966)			43,204,723
ΔLOAN AGREEMENTS–0.44%
France–0.11%
•Casino Guichard-Perrachon 5.50% (LIBOR03M + 5.50%) 1/31/24	EUR	917,000	1,037,218
			1,037,218
Netherlands–0.20%
•Ziggo B.V. 3.00% (EURIBOR03M + 3.00%) 1/31/29	EUR	1,611,766	1,806,707
			1,806,707
United States–0.13%
•Fieldwood Energy 1st Lien 7.18% (LIBOR03M + 5.25%) 4/11/22		214,228	178,285
•Fieldwood Energy 2nd Lien 9.18% (LIBOR03M + 7.25%) 4/11/23		289,208	160,510
•Hilton Worldwide Finance Tranche B2 3.54% (LIBOR01M + 1.75%) 6/22/26		822,715	827,857
			1,166,652
Total Loan Agreements (Cost $4,084,941)			4,010,577

LVIP BlackRock Global Allocation Fund–13

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.08%
United States–0.08%
BX Trust
4.08% 12/9/41		317,000	$ 320,751
4.08% 12/9/41		445,000	429,715
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $753,556)			750,466
ΔSOVEREIGN BONDS–8.72%
Argentina–0.22%
Argentine Republic Government International Bond
3.38% 1/15/23	EUR	497,000	249,307
5.25% 1/15/28	EUR	124,000	59,767
5.88% 1/11/28		1,448,000	680,560
6.88% 1/26/27		1,404,000	698,490
7.82% 12/31/33	EUR	547,244	353,697
			2,041,821
Australia–0.23%
Australia Government Bonds 3.00% 3/21/47	AUD	2,497,000	2,122,741
			2,122,741
Brazil–0.48%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/23	BRL	16,087,000	4,444,149
			4,444,149
Canada–1.39%
Canadian Government Bond
0.75% 3/1/21	CAD	1,961,000	1,492,915
1.50% 9/1/24	CAD	14,706,000	11,228,678
			12,721,593
Indonesia–0.20%
Indonesia Treasury Bond 8.25% 5/15/29	IDR	23,984,000,000	1,862,399
			1,862,399
Italy–1.25%
Italy Buoni Poliennali Del Tesoro
3.00% 8/1/29	EUR	5,856,000	7,565,143
3.85% 9/1/49	EUR	2,685,000	3,897,542
			11,462,685
Japan–3.34%
Japan Government Thirty Year Bond 0.40% 9/20/49	JPY	350,250,000	3,207,678
^Japan Treasury Discount Bill
0.00% 1/8/20	JPY	845,000,000	7,777,084
0.00% 1/20/20	JPY	783,900,000	7,215,108
0.00% 2/3/20	JPY	632,950,000	5,826,182
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Japan (continued)
^Japan Treasury Discount Bill (continued)
0.00% 2/10/20	JPY	715,100,000	$ 6,582,542
			30,608,594
Mexico–0.24%
Mexican Bonos
8.00% 9/5/24	MXN	19,534,100	1,083,940
10.00% 12/5/24	MXN	18,370,600	1,102,760
			2,186,700
Russia–0.11%
Russian Federal Bond - OFZ 6.90% 5/23/29	RUB	59,510,000	1,010,619
			1,010,619
South Africa–0.23%
Republic of South Africa Government Bond 8.00% 1/31/30	ZAR	31,842,376	2,121,035
			2,121,035
Spain–1.03%
Spain Government Bond
0.60% 10/31/29	EUR	5,645,000	6,413,755
2.70% 10/31/48	EUR	2,033,000	3,025,998
			9,439,753
Total Sovereign Bonds (Cost $80,266,380)			80,022,089
U.S. TREASURY OBLIGATIONS–10.32%
U.S. Treasury Bonds
×2.25% 8/15/49		1,219,100	1,181,193
2.38% 11/15/49		4,031,700	4,013,582
U.S. Treasury Inflation Index 0.13% 10/15/24		4,911,043	4,939,043
U.S. Treasury Inflation Protected Security
0.50% 4/15/24		38,764,592	39,389,174
0.63% 4/15/23		3,871,316	3,931,053
U.S. Treasury Notes
1.63% 10/31/26		15,120,700	14,914,231
1.75% 11/15/20		5,068,100	5,072,161
1.75% 11/15/29		16,673,800	16,409,038
×2.38% 5/15/29		4,686,200	4,866,973
Total U.S. Treasury Obligations (Cost $94,634,939)			94,716,448

	Number of Shares
EXCHANGE-TRADED FUNDS–1.87%
Financial Select Sector SPDR Fund	38,178	1,175,119
Industrial Select Sector SPDR® Fund	13,956	1,136,995

LVIP BlackRock Global Allocation Fund–14

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
EXCHANGE-TRADED FUNDS (continued)
iShares China Large-Cap ETF	21,340	$ 931,064
iShares MSCI Emerging Markets ETF	51,293	2,301,517
iShares Russell 2000 ETF	9,400	1,557,298
iShares S&P 500 Value ETF	8,986	1,168,989
SPDR® S&P 500 ETF Trust	9,059	2,915,730
SPDR Gold Shares	41,876	5,984,080
Total Exchange-Traded Funds (Cost $16,825,408)		17,170,792
MONEY MARKET FUND–0.29%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 1.53%)	2,695,729	2,695,729
Total Money Market Fund (Cost $2,695,729)		2,695,729

	Principal Amount°
SHORT-TERM INVESTMENTS–11.97%
U.S. TREASURY OBLIGATIONS–11.97%
≠U.S. Treasury Bills
1.49% 1/21/20	5,000,000	4,995,931
1.53% 1/30/20	1,750,000	1,747,875
1.55% 1/14/20	8,000,000	7,995,589
1.55% 4/16/20	9,000,000	8,960,161
1.56% 2/4/20	4,000,000	3,994,212
1.56% 5/14/20	17,000,000	16,904,049
1.57% 1/2/20	1,620,000	1,619,930
1.57% 1/7/20	5,000,000	4,998,717
1.57% 5/7/20	14,000,000	13,925,336
1.57% 5/21/20	3,000,000	2,982,194
1.60% 4/16/20	7,000,000	6,969,014
1.64% 1/16/20	6,000,000	5,995,972
1.64% 4/16/20	6,000,000	5,973,441
1.65% 1/9/20	1,600,000	1,599,422
1.67% 1/23/20	5,000,000	4,995,004
1.73% 1/2/20	8,000,000	7,999,622
1.88% 2/6/20	5,000,000	4,990,825
1.89% 1/2/20	3,175,000	3,174,837
		109,822,131
Total Short-Term Investments (Cost $109,816,822)		109,822,131

	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED–0.38%
Call Swaptions Purchased–0.01%
10 yr Constant Maturity Swap receive 0.5%, expiration date 2/27/20, notional amount $36,787,748 GSI	73,575,496	$ 1,573
10 yr Constant Maturity Swap receive 0.5%, expiration date 8/27/20, notional amount $37,132,279 GSI	74,264,558	23,455
10 yr IRS receive a fixed rate 1.08% and pay a floating rate based on 3-month USD LIBOR, expiration date 8/13/20, notional amount $5,718,625 BOA	5,295,023	10,424
5 yr IRS receive a fixed rate 1.30% and pay a floating rate based on 3-month USD LIBOR, expiration date 1/2/20, notional amount $61,936,867 GSI	47,643,744	0
		35,452
Call Options Purchased–0.31%
Agilent Technologies Strike price $82.5, expiration date 2/21/20, notional amount $1,107,233 NSI	13,421	62,520
Alibaba Group Holding Strike price $190, expiration date 2/21/20, notional amount $1,293,900 CITI	6,810	166,819
Alibaba Group Holding Strike price $215, expiration date 2/21/20, notional amount $1,145,950 SOC	5,330	36,476
Alphabet Strike price $1,315, expiration date 1/17/20, notional amount $2,342,015 JPMC	1,781	60,439
BP Strike price $39, expiration date 4/17/20, notional amount $943,800	242	17,908
BP Strike price $40, expiration date 3/20/20, notional amount $1,723,240 CSI	43,081	13,188
Consumer Discretionary Select Sector SPDR Fund Strike price $126, expiration date 1/17/20, notional amount $12,159,000	965	98,430
Emerson Electric Strike price $78, expiration date 3/20/20, notional amount $2,465,970 CITI	31,615	65,065

LVIP BlackRock Global Allocation Fund–15

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Call Options Purchased (continued)
Euro STOXX 50 Strike price EUR3,600, expiration date 3/20/20, notional amount EUR910,800 CSI	253	$ 51,770
Euro STOXX 50 Index Strike price EUR3,775, expiration date 1/17/20, notional amount EUR2,136,650 GSI	566	12,957
Euro STOXX 50 Index Strike price EUR3,775, expiration date 1/17/20, notional amount EUR12,668,900 CSI	3,356	76,829
Euro STOXX 50 Index Strike price EUR3,800, expiration date 3/20/20, notional amount EUR1,299,600 GSI	342	20,816
Euro STOXX 50 Index Strike price EUR3,900, expiration date 3/20/20, notional amount EUR2,180,100 CSI	559	12,496
Facebook Strike price $208, expiration date 2/21/20, notional amount $2,804,672 UBS	13,484	105,706
FedEx Strike price $162, expiration date 1/17/20, notional amount $2,118,798 CSI	13,079	4,687
German Stock Index Strike price EUR13,400, expiration date 1/17/20, notional amount EUR1,621,400 GSI	121	9,468
German Stock Index Strike price EUR13,600, expiration date 3/20/20, notional amount EUR1,319,200 GSI	97	17,563
German Stock Index Strike price EUR14,000, expiration date 3/20/20, notional amount EUR1,736,000 CSI	124	7,089
Halliburton Strike price $22, expiration date 2/21/20, notional amount $470,800	214	61,418
Halliburton Strike price $23, expiration date 2/21/20, notional amount $460,000	200	39,000
Home Depot Strike price $225, expiration date 3/20/20, notional amount $1,984,050 NSI	8,818	40,137
iShares Russell 2000 ETF Strike price $167, expiration date 1/17/20, notional amount $1,937,200 MSC	116	16,820
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Call Options Purchased (continued)
Johnson & Johnson Strike price $135, expiration date 1/6/25, notional amount $459,000	34	$ 38,114
JPMorgan Chase & Strike price $136, expiration date 1/17/20, notional amount $1,738,352 CITI	12,782	51,248
JPY vs USD Strike price $110, expiration date 2/26/20, notional amount $796,400,000 DB	7,240,000	18,831
Lowe's Companies Strike price $123, expiration date 2/21/20, notional amount $1,962,711 NSI	15,957	32,481
Lowe's Companies Strike price $125, expiration date 4/17/20, notional amount $1,195,125 NSI	9,561	33,300
Marathon Petroleum Strike price $62.5, expiration date 4/17/20, notional amount $943,750	151	46,055
QUALCOMM Strike price $82, expiration date 1/17/20, notional amount $1,441,314 CITI	17,577	118,912
QUALCOMM Strike price $90, expiration date 2/21/20, notional amount $1,295,010 CITI	14,389	44,034
Schlumberger Strike price $37.5, expiration date 2/21/20, notional amount $922,500	246	85,854
SPDR Gold Shares Strike price 141.5, expiration date 2/21/20, notional amount 4,555,734 MSC	32,196	111,223
SPDR Gold Shares Strike price 142, expiration date 1/17/20, notional amount 2,097,198 MSC	14,769	27,642
SPDR Gold Shares Strike price 143, expiration date 2/21/20, notional amount 5,777,200 MSC	40,400	108,818
SPDR Gold Shares Strike price 143.5, expiration date 1/17/20, notional amount 2,515,986 MSC	17,533	19,809
SPDR Gold Shares Strike price 145, expiration date 1/17/20, notional amount 4,060,580 MSC	28,004	19,089

LVIP BlackRock Global Allocation Fund–16

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Call Options Purchased (continued)
SPDR Gold Shares Strike price 146, expiration date 3/20/20, notional amount 7,009,022 MSC	48,007	$ 115,907
SPDR S&P 500 ETF Trust Strike price $310, expiration date 1/17/20, notional amount $9,207,000	297	395,010
SPDR S&P 500 ETF Trust Strike price $321, expiration date 1/17/20, notional amount $25,776,300	803	317,185
SPDR S&P 500 ETF Trust Strike price $323, expiration date 1/17/20, notional amount $22,416,200	694	190,156
SPDR S&P 500 ETF Trust Strike price $330, expiration date 1/17/20, notional amount $24,486,000	742	24,486
Valero Energy Strike price $100, expiration date 3/20/20, notional amount $950,000	95	15,675
Williams Companies Strike price $23, expiration date 2/21/20, notional amount $453,100	197	24,625
		2,836,055
Put Options Purchased–0.04%
EUR vs. USD Strike price EUR1.0825, expiration date 3/17/20, notional amount EUR13,268,203 MSC	12,257,000	7,081
EUR vs. USD Strike price EUR1.115, expiration date 7/23/20, notional amount EUR1,441,695 BOA	1,293,000	12,161
FedEx Strike price $130, expiration date 1/17/20, notional amount $962,000	74	888
SPDR S&P 500 ETF Trust Strike price $302, expiration date 1/17/20, notional amount $13,861,800	459	19,278
SPDR S&P 500 ETF Trust Strike price $303, expiration date 1/17/20, notional amount $4,090,500	135	5,805
USD vs BRL Strike price BRL3.93, expiration date 5/4/20, notional amount BRL8,818,920 JPMC	2,244,000	27,384
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Put Options Purchased (continued)
USD vs IDR Strike price IDR14,000, expiration date 5/4/20, notional amount IDR31,415,762,000 BOA	2,243,983	$ 30,428
USD vs JPY Strike price JPY99, expiration date 3/11/20, notional amount JPY532,818,000 BOA	5,382,000	2,120
USD vs JPY Strike price JPY102, expiration date 3/11/20, notional amount JPY1,097,928,000 UBS	10,764,000	10,398
USD vs JPY Strike price JPY108, expiration date 1/8/20, notional amount JPY1,147,284,000 MSC	10,623,000	14,628
USD vs MXN Strike price MXN19, expiration date 5/4/20, notional amount MXN42,636,000 CITI	2,244,000	26,798
USD vs RUB Strike price RUB63, expiration date 4/30/20, notional amount RUB141,370,929 BOA	2,243,983	45,100
USD vs TRY Strike price TRY5.7, expiration date 5/4/20, notional amount TRY25,581,406 CITI	4,487,966	22,646
USD vs ZAR Strike price ZAR14.4, expiration date 5/4/20, notional amount ZAR64,626,710 CITI	4,487,966	175,031
		399,746
Put Swaptions Purchased–0.02%
10 yr IRS receive a fixed rate 1.86% and pay a floating rate based on 3-month USD LIBOR, expiration date 1/6/20, notional amount $50,610,585 MSC	27,209,992	136,017
10 yr IRS receive a fixed rate 2.08% and pay a floating rate based on 3-month USD LIBOR, expiration date 8/13/20, notional amount $11,013,648 BOA	5,295,023	62,901
		198,918
Total Options Purchased (Cost $3,925,346)		3,470,171

LVIP BlackRock Global Allocation Fund–17

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
TOTAL INVESTMENTS–101.73% (Cost $882,692,399)	$933,587,143

	Number of Shares	Value (U.S. $)
COMMON STOCKS SOLD SHORT–(0.21)%
United States–(0.15)%
3M	(5,383)	$ (949,669)
Netflix	(1,456)	(471,118)
		(1,420,787)
Germany–(0.06)%
TUI AG	(41,317)	(522,000)
		(522,000)
Total Common Stocks Sold Short (Proceeds $1,913,716)		(1,942,787)

	Number of Contracts
OPTIONS WRITTEN–(0.19)%
Put Options Written–(0.10)%
Agilent Technologies Strike price $75, expiration date 2/21/20, notional amount $(503,250) NSI	(6,710)	(3,687)
Alibaba Group Holding Strike price $190, expiration date 2/21/20, notional amount $(1,012,700) SOC	(5,330)	(9,486)
BP Strike price $34.5, expiration date 4/17/20, notional amount $(2,662,296) NSI	(77,168)	(43,108)
Emerson Electric Strike price $65, expiration date 3/20/20, notional amount $(1,027,520) CITI	(15,808)	(7,898)
Euro STOXX Bank Index Strike price EUR103, expiration date 6/18/21, notional amount EUR(1,271,226) BCLY	(12,342)	(271,811)
Euro STOXX Bank Index Strike price EUR103, expiration date 9/17/21, notional amount EUR(1,294,298) UBS	(12,566)	(290,903)
FedEx Strike price $130, expiration date 1/17/20, notional amount $(960,310) CSI	(7,387)	(526)
Home Depot Strike price $205, expiration date 3/20/20, notional amount $(903,845) NSI	(4,409)	(14,730)
Home Depot Strike price $210, expiration date 1/17/20, notional amount $(777,000)	(37)	(2,405)
JPMorgan Chase & Strike price $120, expiration date 1/17/20, notional amount $(1,150,560) CITI	(9,588)	(577)
McDonald's Strike price $190, expiration date 1/17/20, notional amount $(2,375,000)	(125)	(4,750)
QUALCOMM Strike price $76, expiration date 2/21/20, notional amount $(546,744) CITI	(7,194)	(4,398)
SPDR Gold Shares Strike price $133.5, expiration date 2/21/20, notional amount $(2,149,083) SOC	(16,098)	(1,998)
SPDR Gold Shares Strike price $134, expiration date 3/20/20, notional amount $(2,144,268) MSC	(16,002)	(5,765)
Sumitomo Mitsui Financial Group Strike price JPY3,786.5967, expiration date 12/11/20, notional amount JPY(71,388,708) MSC	(18,853)	(42,325)
Sumitomo Mitsui Financial Group Strike price JPY3,820.96, expiration date 9/11/20, notional amount JPY(72,036,559) MSC	(18,853)	(32,349)
Sumitomo Mitsui Financial Group Strike price JPY3,832.7747, expiration date 3/13/20, notional amount JPY(134,196,941) MSC	(35,013)	(17,260)
TOPIX Bank Index Strike price JPY155.7984, expiration date 3/13/20, notional amount JPY(141,364,613) BNP	(907,356)	(55,636)
TOPIX Bank Index Strike price JPY157.8162, expiration date 4/10/20, notional amount JPY(127,423,167) MSC	(807,415)	(69,395)
United Rentals Strike price $135, expiration date 1/17/20, notional amount $(594,000)	(44)	(308)
United Rentals Strike price $140, expiration date 1/17/20, notional amount $(434,000)	(31)	(279)
USD vs JPY Strike price JPY99, expiration date 3/11/20, notional amount JPY(1,065,636,000) UBS	(10,764,000)	(4,241)
USD vs ZAR Strike price ZAR14.2, expiration date 3/05/20, notional amount ZAR(32,035,200) MSC	(2,256,000)	(57,670)
		(941,505)
Call Options Written–(0.08)%
Agilent Technologies Strike price $82.5, expiration date 1/17/20, notional amount $(363,000)	(44)	(14,300)
Agilent Technologies Strike price $88.5, expiration date 2/21/20, notional amount $(1,187,759) NSI	(13,421)	(21,111)
Alibaba Group Holding Strike price $205, expiration date 2/21/20, notional amount $(1,396,050) CITI	(6,810)	(86,191)
Alibaba Group Holding Strike price $235, expiration date 2/21/20, notional amount $(1,252,550) SOC	(5,330)	(7,057)
BP Strike price $43, expiration date 3/20/20, notional amount $(1,852,483) CSI	(43,081)	(2,144)
BP Strike price $43, expiration date 4/17/20, notional amount $(1,040,600)	(242)	(1,936)
Bristol-Myers Squibb Strike price $65, expiration date 3/20/20, notional amount $(500,500)	(77)	(16,863)
Charles Schwab Strike price $47, expiration date 1/17/20, notional amount $(220,900)	(47)	(6,815)
LVIP BlackRock Global Allocation Fund–18

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Call Options Written (continued)
Comcast Strike price $40, expiration date 6/19/20, notional amount $(1,699,440) CITI	(42,486)	$ (255,301)
Emerson Electric Strike price $88, expiration date 3/20/20, notional amount $(2,782,120) CITI	(31,615)	(4,660)
Facebook Strike price $223, expiration date 2/21/20, notional amount $(3,006,932) UBS	(13,484)	(37,905)
FedEx Strike price $190, expiration date 1/17/20, notional amount $(2,485,010) CSI	(13,079)	(40)
Halliburton Strike price $24, expiration date 2/21/20, notional amount $(513,600)	(214)	(30,816)
Halliburton Strike price $25, expiration date 2/21/20, notional amount $(500,000)	(200)	(19,600)
HCA Healthcare Strike price $145, expiration date 1/17/20, notional amount $(377,000)	(26)	(11,180)
Home Depot Strike price $240, expiration date 3/20/20, notional amount $(2,116,320) NSI	(8,818)	(10,084)
JPMorgan Chase & Strike price $146, expiration date 1/17/20, notional amount $(1,866,172) CITI	(12,782)	(3,276)
Lowe's Companies Strike price $130, expiration date 2/21/20, notional amount $(2,074,410) NSI	(15,957)	(6,523)
Lowe's Companies Strike price $135, expiration date 4/17/20, notional amount $(1,290,735) NSI	(9,561)	(9,126)
Marathon Petroleum Strike price $70, expiration date 4/17/20, notional amount $(1,057,000)	(151)	(13,590)
QUALCOMM Strike price $86, expiration date 1/17/20, notional amount $(1,415,388) CITI	(16,458)	(58,130)
QUALCOMM Strike price $100, expiration date 2/21/20, notional amount $(1,438,900) CITI	(14,389)	(7,285)
Raytheon Strike price $235, expiration date 1/17/20, notional amount $(912,740) NSI	(3,884)	(358)
Schlumberger Strike price $42.5, expiration date 2/21/20, notional amount $(1,045,500)	(246)	(22,386)
SPDR Gold Shares Strike price $155, expiration date 1/17/20, notional amount $(2,480,310) MSC	(16,002)	(897)
SPDR Gold Shares Strike price $158, expiration date 3/20/20, notional amount $(2,528,316) MSC	(16,002)	(10,358)
UnitedHealth Group Strike price $275, expiration date 1/17/20, notional amount $(803,275) MSC	(2,921)	(58,416)
USD vs EUR Strike price EUR1.1525, expiration date 3/17/20, notional amount EUR(14,126,193) MSC	(12,257,000)	(39,637)
Valero Energy Strike price $110, expiration date 3/20/20, notional amount $(1,045,000)	(95)	(2,565)
Williams Companies Strike price $25, expiration date 2/21/20, notional amount $(492,500)	(197)	(4,531)
ZAR vs USD Strike price ZAR15.65, expiration date 3/05/20, notional amount ZAR(35,306,400) MSC	(2,256,000)	(5,502)
		(768,583)
Put Swaptions Written–(0.01)%
10 yr IRS pay a fixed rate 2.01% and receive a floating rate based on 3-month USD LIBOR, expiration date 1/06/20, notional amount $(27,209,992) MSC	(27,209,992)	(8,488)
2 yr IRS pay a fixed rate 1.88% and receive a floating rate based on 3-month USD LIBOR, expiration date 8/13/20, notional amount $(26,041,244) BOA	(26,041,244)	(34,348)
		(42,836)
Call Swaptions Written–(0.00)%
2 yr IRS pay a fixed rate 0.88% and receive a floating rate based on 3-month USD LIBOR, expiration date 8/13/20, notional amount $(26,041,244) BOA	(26,041,244)	(10,170)
5 yr IRS pay a fixed rate 1.10% and receive a floating rate based on 3-month USD LIBOR, expiration date 1/06/25, notional amount $(47,643,744)	(47,643,744)	(1)
		(10,171)
Total Options Written (Premiums received $2,557,367)		(1,763,095)

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.33)%	(12,187,879)
NET ASSETS APPLICABLE TO 86,147,365 SHARES OUTSTANDING–100.00%	$917,693,382
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL ALLOCATION FUND STANDARD CLASS ($917,682,583 / 86,146,351 Shares)	$10.653
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL ALLOCATION FUND SERVICE CLASS ($10,799 / 1,014 Shares)	$10.654 [1]
LVIP BlackRock Global Allocation Fund–19

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$861,014,863
Distributable earnings/(accumulated loss)	56,678,519
TOTAL NET ASSETS	$917,693,382

1	Net Asset Value Per Share does not recalculate exactly, due to rounding.

Δ Securities have been classified by country of origin.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Consolidated Financial Statements."
† Non-income producing.
□ Securities listed and traded on the Hong Kong Stock Exchange.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
@ PIK. 100% of the income received was in the form of additional par.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
^ Zero coupon security.
× Fully or partially pledged as collateral for derivatives.
≠ The rate shown is the effective yield at the time of purchase.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2019, the aggregate value of restricted securities was $2,524,423, which represented 0.28% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition/In-kind Transfer	Cost	Value
Fieldwood Energy	4/29/2019	$ 287,912	$ 153,838
Grand Rounds Series C	4/29/2019	512,330	547,879
Grand Rounds Series D	4/29/2019	310,493	332,305
Jawbone Health Hub	4/29/2019	—	—
Lookout	4/29/2019	80	4,807
Lookout Series F	4/29/2019	534,416	708,499
Quintis Pty	4/29/2019	532,104	777,095
Total		$2,177,335	$2,524,423

★ Includes $1,025,372 cash collateral held at broker for futures contracts, $7,582,000 cash collateral held at brokers for certain open bilateral derivatives, $12,898 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $78,063 variation margin due from broker on futures contracts, $30,488,932 payable for securities purchased, $791,492 payable for fund shares redeemed, $167,168 foreign currencies due to custodian, $212,412 variation margin due to brokers on centrally cleared interest rate swap contracts, $53,779 other accrued expenses payable, $539,093 due to manager and affiliates and $78,839 foreign capital gain taxes payable as of December 31, 2019.
LVIP BlackRock Global Allocation Fund–20

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2019:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	JPY	696,228,000	USD	(6,453,148)	2/28/20	$ —	$ (24,372)
BNP	BRL	1,931,250	USD	(466,426)	1/15/20	13,424	—
BNP	EUR	4,356,000	USD	(4,824,684)	3/5/20	81,338	—
BNP	RUB	51,398,200	USD	(788,316)	4/30/20	27,960	—
BNP	ZAR	(13,597,760)	USD	908,757	3/5/20	—	(53,802)
BOA	AUD	3,287,000	USD	(2,262,426)	2/7/20	46,410	—
BOA	AUD	2,636,000	USD	(1,823,677)	3/27/20	30,158	—
BOA	CAD	2,406,000	USD	(1,835,450)	3/27/20	17,941	—
BOA	NOK	(16,459,446)	USD	1,835,450	3/27/20	—	(39,800)
BOA	RUB	(146,852,000)	USD	2,243,043	4/30/20	—	(89,176)
CITI	BRL	3,862,500	USD	(935,345)	1/15/20	24,354	—
CITI	EUR	1,549,000	USD	(1,726,980)	3/6/20	17,722	—
CITI	INR	(152,303,000)	USD	2,095,817	2/28/20	—	(30,696)
CITI	MXN	(44,598,000)	USD	2,233,049	5/4/20	—	(82,593)
CITI	SGD	(2,997,000)	USD	2,197,520	3/5/20	—	(32,109)
CSI	BRL	(7,725,000)	USD	1,913,313	1/15/20	—	(6,085)
CSI	BRL	(11,574,000)	USD	2,782,974	1/24/20	—	(92,125)
CSI	BRL	(2,829,877)	USD	679,132	2/14/20	—	(23,281)
CSI	BRL	9,136,000	USD	(2,226,121)	5/4/20	32,299	—
CSI	BRL	(9,136,000)	USD	2,167,240	5/4/20	—	(91,180)
DB	BRL	1,931,250	USD	(467,717)	1/15/20	12,132	—
DB	BRL	(9,968,000)	USD	2,368,371	3/6/20	—	(103,165)
DB	CHF	2,067,000	USD	(2,098,611)	2/14/20	43,879	—
DB	CHF	2,071,000	USD	(2,107,500)	3/6/20	42,433	—
DB	GBP	(386,100)	USD	472,976	1/16/20	—	(38,694)
DB	JPY	(175,601,070)	USD	1,625,100	1/24/20	6,764	—
DB	JPY	229,789,000	USD	(2,129,443)	3/5/20	—	(6,769)
GSI	EUR	5,366,000	USD	(6,019,387)	3/26/20	32,467	—
GSI	JPY	(465,250,000)	USD	4,271,037	3/26/20	—	(32,032)
GSI	MXN	44,598,000	USD	(2,268,695)	5/4/20	46,947	—
HSBC	CAD	(2,406,000)	USD	1,829,464	3/27/20	—	(23,927)
HSBC	NOK	16,479,993	USD	(1,829,464)	3/27/20	48,127	—
HSBC	ZAR	35,284,000	USD	(2,429,509)	4/3/20	58,779	—
JPMC	GBP	(3,600,000)	USD	4,446,752	1/10/20	—	(323,206)
JPMC	GBP	14,963,185	USD	(18,350,027)	1/16/20	1,479,571	—
JPMC	IDR	32,314,702,000	USD	(2,258,979)	5/4/20	50,346	—
JPMC	IDR	(32,314,702,000)	USD	2,242,519	5/4/20	—	(66,806)
JPMC	JPY	529,108,000	USD	(4,905,500)	1/24/20	—	(29,249)
JPMC	JPY	(78,894,471)	USD	731,181	1/24/20	4,091	—
JPMC	RUB	95,453,800	USD	(1,468,520)	4/30/20	47,422	—
JPMC	ZAR	18,592,000	USD	(1,257,384)	1/30/20	64,596	—
MSC	AUD	3,285,000	USD	(2,270,208)	2/7/20	37,223	—
MSC	AUD	5,294,000	USD	(3,624,911)	3/11/20	96,706	—
MSC	AUD	2,654,000	USD	(1,835,692)	3/19/20	30,420	—
MSC	AUD	2,640,000	USD	(1,823,821)	3/20/20	32,495	—
MSC	AUD	2,661,000	USD	(1,828,095)	3/26/20	43,274	—
MSC	AUD	662,000	USD	(457,497)	3/27/20	8,071	—
MSC	CLP	(1,539,177,000)	USD	1,916,783	3/5/20	—	(131,620)
MSC	EUR	5,470,000	USD	(6,082,071)	3/13/20	81,834	—
MSC	EUR	2,753,000	USD	(3,073,253)	3/19/20	30,200	—
MSC	EUR	1,956,000	USD	(2,184,092)	3/20/20	21,048	—
MSC	GBP	(579,000)	USD	723,400	1/16/20	—	(43,906)
MSC	GBP	3,156,000	USD	(4,091,467)	2/27/20	95,591	—
MSC	JPY	459,957,000	USD	(4,275,097)	1/9/20	—	(39,680)
MSC	JPY	(96,192,381)	USD	888,598	1/24/20	2,091	—
MSC	JPY	409,391,000	USD	(3,788,681)	3/13/20	—	(5,152)
MSC	NOK	13,161,000	USD	(1,435,855)	3/13/20	63,575	—
LVIP BlackRock Global Allocation Fund–21

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
MSC	NZD	1,369,000	USD	(893,513)	3/12/20	$ 29,064	$ —
MSC	NZD	(1,369,000)	USD	898,550	3/12/20	—	(24,027)
MSC	NZD	2,741,000	USD	(1,792,321)	3/13/20	54,882	—
MSC	NZD	(2,741,000)	USD	1,799,091	3/13/20	—	(48,111)
MSC	ZAR	(240)	USD	16	3/5/20	—	(1)
UBS	EUR	4,042,000	USD	(4,516,248)	1/24/20	24,631	—
UBS	EUR	3,063,000	USD	(3,416,881)	3/12/20	34,455	—
Total Foreign Currency Exchange Contracts						$2,914,720	$(1,481,564)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
19	Euro-BTP	$ 3,036,150	$ 3,031,740	3/6/20	$ 4,410	$ —
(37)	Euro-Bund	(7,075,829)	(7,117,209)	3/6/20	41,380	—
24	U.S. Treasury 10 yr Notes	3,082,125	3,110,836	3/20/20	—	(28,711)
13	U.S. Treasury 10 yr Ultra Notes	1,829,141	1,826,907	3/20/20	2,234	—
670	U.S. Treasury 2 yr Notes	144,385,000	144,434,825	3/31/20	—	(49,825)
(111)	U.S. Treasury 5 yr Notes	(13,165,641)	(13,161,356)	3/31/20	—	(4,285)
6	U.S. Treasury Ultra Bonds	1,089,938	1,087,124	3/20/20	2,814	—
					50,838	(82,821)
Equity Contracts:
24	E-mini MSCI Emerging Markets Index	1,344,240	1,334,520	3/20/20	9,720	—
55	E-mini NASDAQ 100	9,627,475	9,576,920	3/20/20	50,555	—
(63)	E-mini S&P 500 Index	(10,177,965)	(10,179,742)	3/20/20	1,777	—
(34)	Euro STOXX 50 Index	(1,422,159)	(1,419,489)	3/20/20	—	(2,670)
9	FTSE 100 Index	893,986	892,794	3/20/20	1,192	—
(24)	Yen Denominated Nikkei 225 Index	(2,587,088)	(2,576,374)	3/12/20	—	(10,714)
					63,244	(13,384)
Total Futures Contracts					$114,082	$(96,205)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
CDX.NA.IG.33- Quarterly[4]	35,560,704	1.00%	12/20/24	$(933,896)	$(822,001)	$—	$(111,895)
ITRAXX.XO.32- Quarterly[5]	EUR 1,643,307	5.00%	12/20/24	254,174	245,854	8,320	—
					(576,147)	8,320	(111,895)
Protection Sold
CDX.NA.HY.33- Quarterly[6]	1,584,323	5.00%	12/20/24	(173,463)	(106,645)	—	(66,818)

LVIP BlackRock Global Allocation Fund–22

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Over-The-Counter:
Protection Sold
CSI TUI AG - Quarterly	EUR 400,000	5.00%	12/20/24	$(48,955)	$(38,646)	$—	$(10,309)
Total CDS Contracts					$(721,438)	$8,320	$(189,022)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
2 yr IRS-(Semiannual)	CAD 27,755,979	(1.91%)	1.98% [7]	7/9/21	$(36,309)	$259	$—	$(36,568)
2 yr IRS-(Semiannual)	CAD 1,640,989	(1.91%)	1.98% [7]	7/9/21	(2,208)	15	—	(2,223)
10 yr IRS-(Semiannual/Quarterly)	3,070,000	(1.75%)	1.90% [8]	11/8/29	(44,008)	53	—	(44,061)
5 yr IRS-(Semiannual/Quarterly)	6,391,000	(1.28%)	1.91% [9]	11/29/24	(141,373)	90	—	(141,463)
5 yr IRS-(Semiannual/Quarterly)	12,881,975	1.56%	(1.90%) [9]	11/8/24	115,291	189	115,102	—
5 yr IRS-(Semiannual/Quarterly)	12,783,050	1.53%	(1.91%) [9]	12/2/24	129,257	190	129,067	—
5 yr IRS-(Semiannual/Quarterly)	8,435,070	1.55%	(1.96%) [9]	9/27/24	36,112	128	35,984	—
Total IRS Contracts						$924	$280,153	$(224,315)
Swap Contracts1
Total Return Swap (TRS) Contracts
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Rate Paid	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
GSI- Receive amounts based on S&P 500 and pay variable yearly payments based on LIBOR12M.	253,088	2.00%	12/18/20	$5,313	$5,313	$—
BNP- Receive amounts based on S&P 500 and pay variable yearly payments based on LIBOR12M.	318,150	2.00%	12/17/21	9,713	9,713	—
MSC- Receive amounts based on Euro STOXX Bank and pay variable yearly payments based on LIBOR12M.	EUR 822,450	2.00%	3/20/20	(20,577)	—	(20,577)
Total TRS Contracts					$15,026	$(20,577)
LVIP BlackRock Global Allocation Fund–23

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[10]	Termination Date[11]	Notional Amount[3]	Value		Unrealized Appreciation		Unrealized Depreciation
Over-The-Counter:
Short Equities
Australia
JPM - Australia & New Zealand Banking Group - Monthly	(134)	1.55%	1/13/2020	(2,237)		$(83)		$—		$(83)
JPM - Origin Energy - Monthly	(4,055)	1.55%	1/13/2020	(24,209)		122		122		—
JPM - Transurban Group - Monthly	(3,858)	1.55%	1/13/2020	(40,247)		(188)		—		(188)
Brazil
JPM - Centrais Eletricas Brasileiras - Monthly	(598)	1.30%	1/2/2020	(5,148)		(89)		—		(89)
JPM - Electrobras SA - Monthly	(6)	0.01%	1/2/2020	0		(3)		—		(3)
JPM - Hapvida Participacoes e Investimentos - Monthly	(1,812)	1.05%	1/13/2020	(24,457)		(4,404)		—		(4,404)
JPM - Lojas Americanas - Monthly	(853)	1.70%	1/13/2020	(5,154)		(370)		—		(370)
JPM - Lojas Americanas - Monthly	(8)	0.10%	1/13/2020	0		(19)		—		(19)
JPM - Magazine Luiza - Monthly	(1,758)	1.30%	1/13/2020	(19,739)		(1,234)		—		(1,234)
JPM - Suzano - Monthly	(8,136)	1.48%	1/13/2020	(74,082)		(6,466)		—		(6,466)
JPM - TIM Participacoes - Monthly	(379)	1.79%	1/13/2020	(1,317)		(165)		—		(165)
Canada
JPM - Cenovus Energy - Monthly	(839)	0.99%	1/13/2020	(7,725)		(815)		—		(815)
JPM - Franco-Nevada - Monthly	(101)	1.29%	1/13/2020	(9,869)		(575)		—		(575)
JPM - Saputo - Monthly	(336)	1.36%	1/13/2020	(10,160)		(256)		—		(256)
Finland
JPM - Neste Oyj - Monthly	(1,671)	1.26%	1/13/2020	(52,531)		(5,653)		—		(5,653)
Germany
CITI - Daimler - Monthly	(137)	0.57%	1/13/2020	(7,398)		(182)		—		(182)
CITI - Volkswagen - Monthly	(63)	1.61%	1/2/2020	(12,158)		(53)		—		(53)
JPM - Volkswagen - Monthly	(92)	1.11%	1/13/2020	(18,069)		(53)		—		(53)
Hong Kong
JPM - Autohome - Monthly	(164)	1.37%	1/13/2020	(11,470)		(1,651)		—		(1,651)
CITI - China Communications Services - Monthly	(6,000)	1.60%	1/13/2020	(4,183)		(191)		—		(191)
CITI - China Everbright International - Monthly	(40,000)	1.50%	1/13/2020	(32,106)		(1,060)		—		(1,060)
JPM - China Everbright International - Monthly	(23,000)	1.50%	1/13/2020	(17,363)		(5)		—		(5)
JPM - China Gas Holdings - Monthly	(5,000)	1.50%	1/13/2020	(17,819)		(919)		—		(919)
CITI - China International Capital - Monthly	(3,200)	1.60%	1/13/2020	(5,819)		(349)		—		(349)
JPM - China Jinmao Holdings Group - Monthly	(32,000)	1.50%	1/13/2020	(23,460)		(1,468)		—		(1,468)
CITI - China Molybdenum - Monthly	(72,000)	1.60%	1/13/2020	(27,462)		(3,401)		—		(3,401)
CITI - China Resources Gas Group - Monthly	(2,000)	1.60%	1/13/2020	(10,852)		(134)		—		(134)
CITI - China Resources Land - Monthly	(2,000)	1.60%	1/13/2020	(9,529)		(430)		—		(430)
JPM - China Southern Airlines - Monthly	(116,000)	1.50%	1/13/2020	(72,308)		(5,702)		—		(5,702)
JPM - China State Construction International Holdings - Monthly	(72,000)	1.50%	1/13/2020	(59,044)		(6,561)		—		(6,561)
CITI - China Vanke - Monthly	(3,500)	1.60%	1/8/2020	(14,726)		(210)		—		(210)
JPM - Dongfeng Motor Group - Monthly	(2,000)	1.50%	1/13/2020	(1,967)		86		86		—
CITI - Galaxy Entertainment Group - Monthly	(8,000)	1.60%	1/2/2020	(57,636)		(1,297)		—		(1,297)
JPM - Geely Automobile Holdings - Monthly	(35,000)	1.50%	1/13/2020	(66,346)		(2,185)		—		(2,185)
CITI - Haidilao International Holding - Monthly	(3,000)	1.60%	1/13/2020	(12,653)		602		602		—
CITI - Longfor Group Holdings - Monthly	(4,000)	1.60%	1/13/2020	(18,125)		(612)		—		(612)
CITI - Meituan Dianping - Monthly	(2,700)	1.60%	1/13/2020	(35,021)		(289)		—		(289)
JPM - Nine Dragons Paper Holdings - Monthly	(3,000)	1.50%	1/13/2020	(3,089)		(30)		—		(30)
CITI - Shanghai Fosun Pharmaceutical Group - Monthly	(5,500)	1.60%	1/13/2020	(16,281)		(307)		—		(307)
JPM - Shenzhou International Group Holdings - Monthly	(400)	1.50%	1/13/2020	(5,539)		(309)		—		(309)
JPM - Shimao Property Holdings - Monthly	(1,500)	1.50%	1/13/2020	(5,654)		(160)		—		(160)
CITI - Sino Biopharmaceutical - Monthly	(39,000)	1.60%	1/13/2020	(55,235)		678		678		—
JPM - Sunny Optical Technology Group - Monthly	(900)	1.50%	1/13/2020	(16,129)		547		547		—
CITI - Xiaomi - Monthly	(57,800)	1.60%	1/13/2020	(75,959)		(4,007)		—		(4,007)
CITI - Yihai International Holding - Monthly	(1,000)	1.60%	1/2/2020	(6,017)		152		152		—
CITI - ZTE - Monthly	(5,200)	1.60%	1/13/2020	(15,159)		(757)		—		(757)
Japan
JPM - LINE - Monthly	(600)	0.80%	1/13/2020	(28,437)		(1,037)		—		(1,037)
JPM - M3 - Monthly	(400)	1.55%	1/13/2020	(11,357)		(704)		—		(704)
JPM - Nippon Paint Holdings - Monthly	(200)	1.55%	1/13/2020	(10,510)		215		215		—
JPM - Renesas Electronics - Monthly	(2,500)	1.55%	1/13/2020	(16,796)		(281)		—		(281)
JPM - Softbank Group - Monthly	(100)	1.55%	1/13/2020	(4,226)		(115)		—		(115)
JPM - Sony Financial Holdings - Monthly	(500)	1.55%	1/13/2020	(12,116)		116		116		—
Poland
JPM - mBank - Monthly	(13)	1.04%	1/13/2020	(1,193)		(144)		—		(144)
CITI - Polskie Gornictwo Naftowe - Monthly	(11,057)	1.61%	1/2/2020	(12,193)		(441)		—		(441)
LVIP BlackRock Global Allocation Fund–24

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[10]	Termination Date[11]	Notional Amount[3]	Value		Unrealized Appreciation		Unrealized Depreciation
Over-The-Counter:
Short Equities (continued)
Poland (continued)
JPM - Santander Bank Polska - Monthly	(94)	1.04%	1/13/2020	(6,680)		$(950)		$—		$(950)
Republic of Korea
JPM - Amorepacific Group - Monthly	(395)	0.80%	1/13/2020	(25,560)		(2,659)		—		(2,659)
JPM - Amorepacific Group - Monthly	(40)	1.45%	1/13/2020	(199)		(1,690)		—		(1,690)
CITI - Celltrion Healthcare - Monthly	(821)	1.60%	1/13/2020	(37,106)		(300)		—		(300)
JPM - Hyundai Steel - Monthly	(927)	0.78%	1/13/2020	(23,916)		(1,217)		—		(1,217)
CITI - Korea Shipbuilding & Offshore Engineering - Monthly	(238)	1.60%	1/13/2020	(25,858)		(39)		—		(39)
CITI - LG Display - Monthly	(3,441)	1.45%	1/13/2020	(47,287)		(15)		—		(15)
JPM - LG Display - Monthly	(2,068)	1.45%	1/13/2020	(27,980)		(1,790)		—		(1,790)
CITI - Lotte - Monthly	(832)	0.96%	1/13/2020	(27,726)		(239)		—		(239)
JPM - Lotte - Monthly	(182)	0.96%	1/9/2020	(5,269)		(848)		—		(848)
JPM - Samsung C&T - Monthly	(38)	1.45%	1/13/2020	(3,151)		(406)		—		(406)
JPM - Sk Hynix - Monthly	(284)	1.45%	1/13/2020	(19,260)		(3,839)		—		(3,839)
Singapore
JPM - Jardine Cycle & Carriage - Monthly	(400)	1.50%	1/13/2020	(8,902)		(52)		—		(52)
South Africa
JPM - Capitec Bank Holdings - Monthly	(94)	0.93%	1/13/2020	(8,852)		(873)		—		(873)
JPM - Shoprite Holdings - Monthly	(4,455)	1.04%	1/13/2020	(40,890)		773		773		—
Spain
CITI - Ferrovial - Monthly	(740)	1.60%	1/3/2020	(22,171)		(232)		—		(232)
Taiwan
CITI - China Steel - Monthly	(3,000)	1.79%	1/13/2020	(2,378)		(14)		—		(14)
CITI - Hotai Motor - Monthly	(2,000)	1.79%	1/13/2020	(46,028)		460		460		—
United Kingdom
JPM - British American Tobacco - Monthly	(555)	1.26%	1/13/2020	(21,903)		(2,012)		—		(2,012)
JPM - Royal Bank of Scotland Group - Monthly	(7,650)	1.26%	1/13/2020	(23,270)		(1,083)		—		(1,083)
United States
JPM - Advanced Micro Devices - Monthly	(1,281)	1.37%	1/13/2020	(49,869)		(8,877)		—		(8,877)
CITI - Aptiv - Monthly	(434)	1.79%	1/13/2020	(41,460)		243		243		—
CITI - Archer-Daniels-Midland - Monthly	(78)	1.79%	1/13/2020	(3,590)		(26)		—		(26)
JPM - Conagra Brands - Monthly	(1,557)	1.37%	1/13/2020	(45,620)		(7,692)		—		(7,692)
CITI - Corteva - Monthly	(527)	1.79%	1/13/2020	(15,125)		(453)		—		(453)
JPM - Dominion Energy - Monthly	(287)	1.37%	1/13/2020	(23,060)		(709)		—		(709)
JPM - Edison International - Monthly	(337)	1.37%	1/13/2020	(23,955)		(1,458)		—		(1,458)
CITI - Equinix - Monthly	(9)	1.79%	1/13/2020	(5,145)		(109)		—		(109)
JPM - Fox - Monthly	(713)	1.37%	1/13/2020	(25,397)		(1,034)		—		(1,034)
JPM - Fox - Monthly	(299)	1.37%	1/13/2020	(10,447)		(437)		—		(437)
CITI - Freeport-McMoRan - Monthly	(3,031)	1.79%	1/13/2020	(38,948)		(818)		—		(818)
CITI - Hormel Foods - Monthly	(1,381)	1.79%	1/13/2020	(62,697)		400		400		—
JPM - iQIYI - Monthly	(3,729)	0.88%	1/13/2020	(75,326)		(3,393)		—		(3,393)
CITI - Marriott International - Monthly	(130)	1.79%	1/13/2020	(19,661)		(25)		—		(25)
CITI - Nucor - Monthly	(430)	1.79%	1/14/2020	(24,411)		211		211		—
CITI - Occidental Petroleum - Monthly	(136)	1.79%	1/13/2020	(5,401)		(204)		—		(204)
CITI - Pinduoduo - Monthly	(1,182)	1.79%	1/14/2020	(44,786)		83		83		—
JPM - PPL - Monthly	(21)	1.37%	1/13/2020	(757)		3		3		—
JPM - Southwest Airlines - Monthly	(28)	1.37%	1/13/2020	(1,553)		42		42		—
JPM - Sprint - Monthly	(976)	1.37%	1/13/2020	(5,270)		185		185		—
CITI - T-Mobile US - Monthly	(97)	1.79%	1/14/2020	(7,465)		(142)		—		(142)
JPM - Trip.com Group - Monthly	(88)	1.37%	1/13/2020	(2,822)		(129)		—		(129)
CITI - Tyson Foods - Monthly	(148)	1.79%	1/13/2020	(13,526)		52		52		—
LVIP BlackRock Global Allocation Fund–25

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[10]	Termination Date[11]	Notional Amount[3]	Value		Unrealized Appreciation		Unrealized Depreciation
Over-The-Counter:
Short Equities (continued)
United States (continued)
CITI - ZTO Express Cayman - Monthly	(1,909)	1.79%	1/13/2020	(44,060)		$(515)		$—		$(515)
Total Short Equities								$4,970		$(99,643)
Total CFD Swap Contracts							$4,970		$(99,643)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the consolidated financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2019.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] The Markit iTraxx Crossover index comprises the 75 most liquid sub-investment grade entities. Constituents for the index can be found at www.markit.com/Documentation.
[6] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[7] Rate resets based on CDOR03M.
[8] Rate resets based on EURIBOR06M.
[9] Rate resets based on LIBOR03M.
[10] Financing Rates are based on multiple financing rate benchmarks. The Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of (45)-203 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the 1 Week USD-LIBOR, 1-Month USD-LIBOR and Federal Funds Rate.
[11] Date reflected is the next payment date. Contracts have an open-ended maturity date.

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
BCLY–Barclays Bank
BNP–BNP Paribas
BOA–Bank of America
BRL–Brazilian Real
BTP–Buoni del Tesoro Poliennali
CAD–Canadian Dollar
CDOR03M–Canadian Bankers' Acceptance Rate 3 Month
CDX.NA.HY–Credit Default Swap Index North America High Yield
CHF–Swiss Franc
CITI–Citigroup Global Markets
CLP–Chilean Peso
CSI–Credit Suisse International
CVA–Dutch Certificate
DB–Deutsche Bank
ETF–Exchange-Traded Fund
EUR–Euro
LVIP BlackRock Global Allocation Fund–26

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
EURIBOR06M–Euro InterBank Offered Rate EUR 6 Month
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GSI–Goldman Sachs International
HSBC–Hong Kong and Shanghai Banking Corporation
IDR–Indonesia Rupiah
INR–Indian Rupee
IRS–Interest Rate Swap
JPM–JPMorgan
JPMC–JPMorgan Chase
JPY–Japanese Yen
LIBOR–London Interbank Offered Rate
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR12M–Intercontinental Exchange London Interbank Offered Rate USD 12 Month
MSC–Morgan Stanley & Co.
MSCI–Morgan Stanley Capital International
MXN–Mexican Peso
NOK–Norwegian Krone
NSI–Nomura Securities International
NZD–New Zealand Dollar
PIK–Payment-in-kind
REIT–Real Estate Investment Trust
RUB–Russian Rouble
S&P–Standard & Poor’s
SGD–Singapore Dollar
SOC–Societe Generale
SPDR–Standard & Poor’s Depositary Receipt
TBA–To be announced
TOPIX–Tokyo Stock Price Index
USD–United States Dollar
yr–Year
ZAR–South African Rand
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–27

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Operations
Period April 29, 2019* to December 31, 2019
INVESTMENT INCOME:
Dividends	$ 8,072,344
Interest	5,376,706
Foreign taxes withheld	(495,904)
12,953,146
EXPENSES:
Management fees	3,970,866
Shareholder servicing fees	177,162
Professional fees	165,976
Accounting and administration expenses	104,660
Custodian fees	90,668
Interest expense on securities sold short	29,612
Reports and statements to shareholders	26,997
Pricing fees	19,371
Trustees’ fees and expenses	17,268
Consulting fees	594
Distribution fees-Service Class	17
Other	79,804
4,682,995
Less:
Expenses reimbursed	(118,528)
Total operating expenses	4,564,467
NET INVESTMENT INCOME	8,388,679
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments**	9,831,737
Foreign currencies	(629,778)
Foreign currency exchange contracts	(184,308)
Futures contracts	(2,658,083)
Options purchased	2,233,997
Options written	1,502,467
Swap contracts	(339,058)
Net realized gain	9,756,974
Net change in unrealized appreciation (depreciation) of:
Investments***	51,092,368
Foreign currencies	22,735
Foreign currency exchange contracts	1,433,156
Futures contracts	17,877
Securities sold short	(29,071)
Options purchased	(455,175)
Options written	794,272
Swap contracts	(225,087)
Net change in unrealized appreciation (depreciation)	52,651,075
NET REALIZED AND UNREALIZED GAIN	62,408,049
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,796,728

*	Date of commencement of operations.
**	Includes $178 foreign capital gains taxes paid.
***	Includes $78,874 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–28

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Changes in Net Assets
4/29/19* to
12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,388,679
Net realized gain	9,756,974
Net change in unrealized appreciation (depreciation)	52,651,075
Net increase in net assets resulting from operations	70,796,728
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(13,671,903)
Service Class	(143)
(13,672,046)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	916,210,303
Service Class	10,000
Reinvestment of dividends and distributions:
Standard Class	13,671,903
Service Class	143
929,892,349
Cost of shares redeemed:
Standard Class	(69,323,649)
(69,323,649)
Increase in net assets derived from capital share transactions	860,568,700
NET INCREASE IN NET ASSETS	917,693,382
NET ASSETS:
Beginning of period	—
End of period	$917,693,382

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–29

LVIP BlackRock Global Allocation Fund
Consolidated Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	Standard Class	Service Class
	4/29/19 [1] to 12/31/19	4/29/19 [1] to 12/31/19
Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.096	0.080
Net realized and unrealized gain	0.718	0.717
Total from investment operations	0.814	0.797
Less dividends and distributions from:
Net investment income	(0.100)	(0.082)
Net realized gain	(0.061)	(0.061)
Total dividends and distributions	(0.161)	(0.143)
Net asset value, end of period	$ 10.653	$10.654
Total return[3]	8.16%	7.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$917,683	$ 11
Ratio of expenses to average net assets	0.73%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	1.00%
Ratio of net investment income to average net assets	1.40%	1.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	1.13%
Portfolio turnover	151%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–30

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These consolidated financial statements and the related notes pertain to the LVIP BlackRock Global Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek high total investment return.
1. Basis for Consolidation
The Fund may invest upto 25% of its total assets in the shares of LVIP BlackRock Global Allocation Fund Cayman, Ltd., a wholly-owned subsidiary (the "Subsidiary") of the Fund formed in the Cayman Islands. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary is not registered under the 1940 Act and not subject to all the investor protections of the 1940 Act.
The Fund consolidates its investment in the Subsidiary in these consolidated financial statements. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Subsidiary. All material intercompany balances and transactions have been eliminated. As of December 31, 2019, the net assets of the Subsidiary were $11,458,835, which represented 1.25% of the Fund's net assets.
2. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.
 Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Other debt securities, credit default swap (“CDS”) contracts, total return swap contracts, interest rate swap contracts, interest rate swap option contracts (swaptions) and contracts for difference ("CFD") are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine
LVIP BlackRock Global Allocation Fund–31

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 2. Significant Accounting Policies (continued)
whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on the Fund's federal income tax return through the period April 29, 2019* through December 31, 2019, and has concluded that no provision for federal income tax is required in the Fund's consolidated financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Consolidated Statement of Operations. During the period April 29, 2019* through December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Consolidated Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.
Use of Estimates–The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net
LVIP BlackRock Global Allocation Fund–32

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 2. Significant Accounting Policies (continued)
investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the period April 29, 2019* through December 31, 2019.
* Date of commencement of operations
3. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding interest expense) exceed 0.73% of the average daily net assets for the Standard Class and 0.98% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the period April 29, 2019* through December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 118,120	$ 118,120
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund's and the Subsidiary's investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Consolidated Statement of Operations. For the period April 29, 2019* through December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$34,202
Legal	6,614
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Consolidated Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Consolidated Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,534 for the period April 29, 2019* through December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP BlackRock Global Allocation Fund–33

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 3. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 12,898
Management fees payable to LIAC	503,110
Distribution fees payable to LFD	2
Printing and mailing fees payable to Lincoln Life	13,534
Shareholder servicing fees payable to Lincoln Life	22,447
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
* Date of commencement of operations
4. Investments
For the period April 29, 2019* through December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$529,443,650
Purchases of U.S. government securities	817,961,477
Sales other than U.S. government securities	484,658,709
Sales of U.S. government securities	955,486,280
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$881,637,010
Aggregate unrealized appreciation of investments and derivatives	$ 66,585,888
Aggregate unrealized depreciation of investments and derivatives	(17,421,681)
Net unrealized appreciation of investments and derivatives	$ 49,164,207
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP BlackRock Global Allocation Fund–34

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 20,913	$ —	$ —	$ 20,913
Australia	534,200	—	777,095	1,311,295
Austria	—	467,724	—	467,724
Belgium	683,234	—	—	683,234
Brazil	3,865,396	1,278,298	—	5,143,694
Canada	5,384,711	—	—	5,384,711
Chile	172,361	—	—	172,361
China	21,666,674	—	—	21,666,674
Czech Republic	269,470	—	—	269,470
Denmark	152,172	231,564	—	383,736
Finland	—	22,556	—	22,556
France	20,067,986	—	—	20,067,986
Germany	2,838,118	11,723,549	—	14,561,667
Hong Kong	5,683,192	—	—	5,683,192
India	9,151,004	—	—	9,151,004
Indonesia	—	443,964	—	443,964
Italy	—	12,164,655	—	12,164,655
Japan	—	36,104,158	—	36,104,158
Mexico	37,261	—	—	37,261
Netherlands	18,095,308	—	—	18,095,308
Poland	—	2,782	—	2,782
Portugal	274,431	—	—	274,431
Republic of Korea	229,117	2,616,877	—	2,845,994
Singapore	4,690,338	—	—	4,690,338
South Africa	122,001	—	—	122,001
Spain	3,942,635	—	—	3,942,635
Sweden	—	157,799	—	157,799
Switzerland	1,764	9,714,924	—	9,716,688
Taiwan	10,520,154	—	—	10,520,154
Thailand	1,042,829	593,633	—	1,636,462
Turkey	24,845	—	—	24,845
United Arab Emirates	980,557	—	—	980,557
United Kingdom	11,342,305	72,457	—	11,414,762
United States	342,982,320	—	4,807	342,987,127
Convertible Preferred Stocks	417,600	—	1,588,683	2,006,283
Preferred Stocks
Brazil	—	499,479	—	499,479
Germany	—	2,664,532	—	2,664,532
United States	1,538,272	—	153,838	1,692,110
Rights	1,702	—	—	1,702
Convertible Bonds	—	378,944	—	378,944
Agency Mortgage-Backed Security	—	29,328,829	—	29,328,829
Corporate Bonds
Australia	—	—	3,850,182	3,850,182
Chile	—	296	—	296
France	—	698,404	—	698,404
Greece	—	748,964	—	748,964
Japan	—	1,703,488	—	1,703,488
Luxembourg	—	192,935	—	192,935
Netherlands	—	1,318,389	—	1,318,389
Switzerland	—	457,580	—	457,580
United Kingdom	—	3,328,340	—	3,328,340
United States	—	30,906,145	—	30,906,145
Loan Agreements	—	4,010,577	—	4,010,577
Non-Agency Commercial Mortgage-Backed Securities	—	750,466	—	750,466
LVIP BlackRock Global Allocation Fund–35

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
	Level 1	Level 2	Level 3	Total
Sovereign Bonds	$ —	$ 80,022,089	$ —	$ 80,022,089
U.S. Treasury Obligations	—	94,716,448	—	94,716,448
Exchange-Traded Funds	17,170,792	—	—	17,170,792
Money Market Fund	2,695,729	—	—	2,695,729
Short-Term Investments	—	109,822,131	—	109,822,131
Options Purchased	1,396,707	2,073,464	—	3,470,171
Total Investments	$487,996,098	$439,216,440	$6,374,605	$933,587,143
Liabilities:
Common Stocks Sold Short	$ (1,942,787)	$ —	$ —	(1,942,787)
Total Investments	$ (1,942,787)	$ —	$ —	$ (1,942,787)
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 2,914,720	$—	$ 2,914,720
Futures Contracts	$ 114,082	$ —	$—	$ 114,082
Swap Contracts	$ —	$ 308,469	$—	$ 308,469
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(1,481,564)	$—	$(1,481,564)
Futures Contracts	$ (96,205)	$ —	$—	$ (96,205)
Options Written	$(152,325)	$(1,610,770)	$—	$(1,763,095)
Swap Contracts	$ —	$ (533,557)	$—	$ (533,557)
During the period April 29, 2019* through December 31, 2019, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2019, a portion of the Fund’s common stock investments was categorized as Level 2.
* Date of commencement of operations
5. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, mark-to-market on forward contracts, passive foreign investment company un-reversed inclusions, defaulted bond income accruals, the tax treatment of swaps, the tax treatment of earnings from Subsidiary and straddle loss deferral.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the period April 29, 2019* through December 31, 2019 was as follows:
Year Ended
12/31/19
Ordinary income	$13,672,046
* Date of commencement of operations
6. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 8,249,151
Other temporary differences	(1,970,433)
Net unrealized appreciation	50,399,801
Distributable earnings/(accumulated loss)	$56,678,519
LVIP BlackRock Global Allocation Fund–36

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 6. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to tax treatment of earnings from subsidiary:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(446,163)	$446,163
   At December 31, 2019, the Fund had no capital loss carryforwards for federal income tax purposes.
7. Capital Shares
Transactions in capital shares were as follows:
4/29/19 * to
12/31/19
Shares sold:
Standard Class	91,613,083
Service Class	1,000
Shares reinvested:
Standard Class	1,301,342
Service Class	14
92,915,439
Shares redeemed:
Standard Class	(6,768,074)
Service Class	—
(6,768,074)
Net increase	86,147,365

*	Date of commencement of operations.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   At December 31, 2019, the Fund received securities with a value of $100,000 as collateral for foreign currency exchange contracts.
During the period April 29, 2019* through December 31, 2019, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in
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Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the period April 29, 2019* through December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities and as a cash management tool.
Options Contracts–During the period April 29, 2019* through December 31, 2019, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the period April 29, 2019* through December 31, 2019, the Fund used options contracts, including swaptions, to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to manage the Fund’s exposure to changes in foreign currencies; to adjust the Fund’s overall exposure to certain markets; to generate income; to protect the value of portfolio securities; as a cash management tool; selling put options to purchase the underlying security for the Fund at a price lower than the current market value of the security; to facilitate investments in portfolio securities; to offset capital losses and to receive premiums for writing options.
Swap Contracts–The Fund enters into CDS contracts, total return swap contracts, inflation swap contracts, interest rate swap contracts and CFDs in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
During the period April 29, 2019* through December 31, 2019, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the period April 29, 2019* through December 31, 2019, the Fund entered into CDS contracts as a buyer and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the Consolidated Statement of Net Assets, at December 31, 2019, the notional value of the protection sold was USD 1,584,323 and EUR 400,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2019, net unrealized depreciation of the protection sold was $77,127.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the period April 29, 2019* through December 31, 2019, the Fund used CDS contracts to gain exposure to certain securities or markets; to enhance total return and to hedge against credit events.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the period April 29, 2019* through December 31, 2019, the Fund used total return swap contracts to gain exposure to markets the Fund invests in and to preserve a return or spread on portfolio investments.
Contracts for Difference — The Fund may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the U.S. Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Consolidated Statement of Operations. Periodic payments made or received are recorded as realized gains or losses.
During the period April 29, 2019* through December 31, 2019, the Fund used contracts for difference to obtain short exposure.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Consolidated Statement of Net Assets.
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Net Assets Location	Fair Value	Consolidated Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$2,914,720	Liabilities net of receivables and other assets	$(1,481,564)
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	63,244	Liabilities net of receivables and other assets	(13,384)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	50,838	Liabilities net of receivables and other assets	(82,821)
Options purchased (Equity contracts)	Liabilities net of receivables and other assets	2,440,707	Liabilities net of receivables and other assets	—
Options purchased (Currency contracts)	Liabilities net of receivables and other assets	392,606	Liabilities net of receivables and other assets	—
Options purchased (Interest rate contracts)	Liabilities net of receivables and other assets	234,370	Liabilities net of receivables and other assets	—
Options purchased (Commodity contracts)	Liabilities net of receivables and other assets	402,488	Liabilities net of receivables and other assets	—
Options written (Equity contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(1,584,019)
Options written (Currency contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(107,051)
Options written (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(53,007)
Options written (Commodity contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(19,018)
Swap contracts (Equity contracts)	Liabilities net of receivables and other assets	20,154	Liabilities net of receivables and other assets	(120,377)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	8,320	Liabilities net of receivables and other assets	(189,022)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	280,153	Liabilities net of receivables and other assets	(224,315)
Total		$6,807,600		$(3,874,578)
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Consolidated Statement of Operations for the period April 29, 2019* through December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (184,308)	$1,433,156
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,865,187)	49,860
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(792,896)	(31,983)
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	535,831	407,581
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	—	(286,604)
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	1,152,445	(611,937)
Options purchased (Commodity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	545,721	35,785
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	1,065,200	(123,570)
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	465,024	631,368
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(104,652)	219,990
Options written (Commodity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	76,895	66,484
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(129,560)	(100,223)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(36,369)	(180,702)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(173,129)	55,838
Total		$ 555,015	$1,565,043
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the period April 29, 2019* through December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$94,181,509	$48,081,049
Futures contracts (average notional value)	92,586,750	28,918,361
Options contracts (average value)	3,438,413	3,434,167
CDS contracts (average notional value)**	2,016,601	10,320,986
Interest rate swap contracts (average notional value)***	39,950,390	13,543,879
Total return swap contracts (average notional value)	760,063	—
Contracts for difference swap contract (average notional volume)	1,966	142,650

**Long represents buying protection and short represents selling protection.
***Long represent paying floating interest payments and short represent receiving floating interest payments.
* Date of commencement of operations
At December 31, 2019, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
JP Morgan Chase Bank	$ 782,000
Morgan Stanley & Co.	6,800,000
Total	$7,582,000
At December 31, 2019, the Fund received cash collateral and securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:
Broker	Cash Collateral	Securities Collateral
BNP Paribas SA	$ —	$ 15,502
Citigroup Global Markets	220,000	—
Goldman Sachs	130,000	—
JPMorgan Chase Bank	100,000	—
Nomura Securities International	50,000	—
Societe Generale	30,000	—
UBS AG	—	1,015,433
Total	$530,000	$1,030,935
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Net Assets.
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ 257,644	$ (173,494)	$ 84,150
Barclays Bank PLC	—	(24,372)	(24,372)
BNP Paribas SA	132,434	(109,438)	22,996
Citigroup Global Markets	715,661	(592,153)	123,508
Credit Suisse International	198,358	(225,690)	(27,332)
Deutsche Bank	124,038	(148,627)	(24,589)
Goldman Sachs International	170,559	(32,032)	138,527
Hong Kong Shanghai Bank	106,906	(23,927)	82,979
JPMorgan Chase Bank	1,735,090	(500,169)	1,234,921
Morgan Stanley Capital	946,837	(499,807)	447,030
Nomura Securities International	168,438	(108,728)	59,710
Societe Generale	276,327	(18,541)	257,786
UBS AG	175,190	(333,049)	(157,859)
Total	$5,007,482	$(2,790,027)	$2,217,455

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ 84,150	$ —	$ —	$—	$—	$ 84,150
Barclays Bank PLC	(24,372)	—	—	—	—	(24,372)
BNP Paribas SA	22,996	(15,502)	—	—	—	7,494
Citigroup Global Markets	123,508	—	(123,508)	—	—	—
Credit Suisse International	(27,332)	—	—	—	—	(27,332)
Deutsche Bank	(24,589)	—	—	—	—	(24,589)
Goldman Sachs International	138,527	—	(130,000)	—	—	8,527
Hong Kong Shanghai Bank	82,979	—	—	—	—	82,979
JPMorgan Chase Bank	1,234,921	—	(100,000)	—	—	1,134,921
Morgan Stanley Capital	447,030	—	—	—	—	447,030
Nomura Securities International	59,710	—	(50,000)	—	—	9,710
Societe Generale	257,786	—	(30,000)	—	—	227,786
UBS AG	(157,859)	—	—	—	—	(157,859)
Total	$2,217,455	$(15,502)	$(434,508)	$—	$—	$1,767,445
1 Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 9.  Credit and Market Risk (continued)
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the period April 29, 2019* through December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 2. Restricted securities have been identified on the Consolidated Statement of Net Assets.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
* Date of commencement of operations
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the consolidated financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's consolidated financial statements.
LVIP BlackRock Global Allocation Fund–45

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of net assets of LVIP BlackRock Global Allocation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period from April 29, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, and the consolidated results of its operations, the consolidated changes in its net assets and its consolidated financial highlights for the period from April 29, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP BlackRock Global Allocation Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Global Allocation Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP BlackRock Global Allocation Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Allocation Fund–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Allocation Fund–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation Fund–51

LVIP BlackRock Global Allocation Managed Risk Fund
(formerly LVIP BlackRock Global Allocation V.I. Managed Risk Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Global Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
Underlying Fund: BlackRock Investment Management LLC
The Fund returned 16.63% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the BlackRock Global Allocation Composite1, returned 18.74% and its broad-based benchmark index, the S&P 500® Index2, returned 31.49%.
Looking back at 2019, two of the most significant challenges have been resolved: monetary policy pivoted from tightening to easing and the U.S. and China struck a temporary “trade truce”. Within equities, we see the best opportunities in high quality stocks. The Fund is overweight U.S. and Chinese equities from a regional perspective and favor secular themes within the technology, communication services, healthcare and select areas of consumer discretionary. The Fund remains underweight more defensive sectors, notably consumer staples. Within fixed income, we have been shifting our Treasury exposure toward the front-end of the yield curve. With the Federal Reserve on hold for the foreseeable future, we have also shifted some of the Fund’s duration exposure to gold, which we believe will serve as an effective hedge in the current environment.
As of period end, the Fund was overweight equities (6%), underweight fixed income (-11%), overweight commodity-related (+2%) and cash equivalents (+6%) as compared to the reference benchmark. Within equities, the Fund was overweight in the U.S. (+6%) and neutral in Europe Asia as compared to the reference benchmark. Sectorally, the Fund was overweight healthcare, communication services, consumer discretionary, industrials, and information technology and underweight consumer staples, financials, real estate, and utilities. The Fund used derivatives, both to seek to increase the return of the Fund and to hedge the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets.
Within fixed income, the Fund was underweight developed market government bonds, and overweight credit and mortgage backed securities. From a currency perspective, the Fund was overweight the Hong Kong dollar, Indian ruppe, Australian dollar, U.S. dollar, and Russian rubble and underweight the euro, British pound, Japanese yen and Korean won.
Within equities, an underweight and stock selection within information technology detracted from performance. Security selection within industrials and consumer discretionary also weighed on returns. From a regional perspective, an overweight to Japan detracted from returns. Within fixed income, exposure to select emerging market sovereign bonds weighed on performance. From an asset class perspective, an overweight to gold and cash negatively impacted returns. Security selection within communication services and financials positively impacted returns. Security selection within energy was also additive, however this was largely offset by an overweight to the sector. Within fixed income, tactical duration management, an underweight to Japanese government bonds, and an overweight to credit was additive to performance.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Maria Ma
Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
BlackRock Investment Management LLC:	Dan Chamby
Russ Koesterich
David Clayton
Rick Rieder
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Global Allocation Managed Risk Fund–1

LVIP BlackRock Global Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/13 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation Managed Risk Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,899 for the Standard Class shares and to $12,603 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did from 5/1/13 through 12/31/19. The same $10,000 investment would have increased to $15,400 and $23,212, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 16.63%
Five Years	+ 3.80%
Inception (5/1/13)	+ 3.89%
Service Class Shares
One Year	+ 16.22%
Five Years	+ 3.44%
Inception (5/1/13)	+ 3.53%
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The BlackRock Global Allocation Composite is constructed as follows: 24% ICE BofAML Current 5 Yr US Treasury; 16% FTSE Non-U.S. Dollar World Government Bond Index; 24% FTSE World Ex US; and 36% S&P 500® Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP BlackRock Global Allocation Managed Risk Fund–2

LVIP BlackRock Global Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,063.40	0.14%	$0.73
Service Class Shares	1,000.00	1,061.60	0.49%	2.55
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.50	0.14%	$0.71
Service Class Shares	1,000.00	1,022.80	0.49%	2.50

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Allocation Managed Risk Fund–3

LVIP BlackRock Global Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
LVIP BlackRock Global Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	97.15%
Investment Company	97.15%
Global Multi-Asset Fund	97.15%
Unaffiliated Investment	2.87%
Investment Company	2.87%
Money Market Fund	2.87%
Total Investments	100.02%
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%
LVIP BlackRock Global Allocation Managed Risk Fund–4

LVIP BlackRock Global Allocation Managed Risk Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–97.15%
INVESTMENT COMPANY–97.15%
Global Multi-Asset Fund–97.15%
✧✧LVIP BlackRock Global Allocation Fund	86,146,351	$ 917,717,075
Total Affiliated Investment (Cost $861,880,592)		917,717,075
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–2.87%
INVESTMENT COMPANY–2.87%
Money Market Fund–2.87%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	27,150,649	$ 27,150,649
Total Unaffiliated Investment (Cost $27,150,649)		27,150,649

TOTAL INVESTMENTS–100.02% (Cost $889,031,241)	944,867,724
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(217,759)
NET ASSETS APPLICABLE TO 84,278,306 SHARES OUTSTANDING–100.00%	$944,649,965

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
261	U.S. Treasury 5 yr Notes	$30,957,047	$31,055,131	3/31/20	$—	$(98,084)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–5

LVIP BlackRock Global Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Affiliated investments, at value	$917,717,075
Unaffiliated investments, at value	27,150,649
Receivable for securities sold	784,619
Cash collateral held at broker for futures contracts	182,700
Receivable for fund shares sold	44,683
Dividends and interest receivable	35,022
Prepaid expenses	5,549
TOTAL ASSETS	945,920,297
LIABILITIES:
Due to custodian	784,619
Due to manager and affiliates	365,332
Payable for fund shares redeemed	76,919
Other accrued expenses payable	37,511
Variation margin due to broker on futures contracts	5,951
TOTAL LIABILITIES	1,270,332
TOTAL NET ASSETS	$944,649,965
Affiliated investments, at cost	$861,880,592
Unaffiliated investments, at cost	27,150,649
Standard Class:
Net Assets	$ 167,508
Shares Outstanding	14,850
Net Asset Value Per Share	$ 11.280
Service Class:
Net Assets	$944,482,457
Shares Outstanding	84,263,456
Net Asset Value Per Share	$ 11.209
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$920,816,045
Distributable earnings/(accumulated loss)	23,833,920
TOTAL NET ASSETS	$944,649,965
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–6

LVIP BlackRock Global Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from affiliated investments	$ 8,487,461
Dividends from unaffiliated investments	559,105
Interest	12,493
9,059,059
EXPENSES:
Distribution fees-Service Class	3,251,625
Management fees	3,226,529
Shareholder servicing fees	269,467
Accounting and administration expenses	125,630
Reports and statements to shareholders	51,051
Professional fees	33,556
Trustees’ fees and expenses	27,346
Custodian fees	16,722
Consulting fees	4,263
Pricing fees	509
Other	65,406
7,072,104
Less:
Management fees waived	(2,483,172)
Total operating expenses	4,588,932
NET INVESTMENT INCOME	4,470,127
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	254,856
Distributions from affiliated investment companies	5,184,442
Futures contracts	(4,915,686)
Net realized gain	523,612
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	134,919,013
Foreign currencies	(6,548)
Futures contracts	(603,941)
Net change in unrealized appreciation (depreciation)	134,308,524
NET REALIZED AND UNREALIZED GAIN	134,832,136
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$139,302,263
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,470,127	$ 4,751,681
Net realized gain	523,612	30,437,690
Net change in unrealized appreciation (depreciation)	134,308,524	(109,879,235)
Net increase (decrease) in net assets resulting from operations	139,302,263	(74,689,864)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,559)	—
Service Class	(25,360,322)	—
	(25,365,881)	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	586	1,853
Service Class	31,109,559	61,868,031
Reinvestment of dividends and distributions:
Standard Class	5,559	—
Service Class	25,360,322	—
	56,476,026	61,869,884
Cost of shares redeemed:
Standard Class	(22,529)	(13,332)
Service Class	(124,937,070)	(122,173,243)
	(124,959,599)	(122,186,575)
Decrease in net assets derived from capital share transactions	(68,483,573)	(60,316,691)
NET INCREASE (DECREASE) IN NET ASSETS	45,452,809	(135,006,555)
NET ASSETS:
Beginning of year	899,197,156	1,034,203,711
End of year	$ 944,649,965	$ 899,197,156
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–7

LVIP BlackRock Global Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 10.008	$ 10.789	$ 9.631	$ 9.480	$ 10.490
Income (loss) from investment operations:
Net investment income[2]	0.090	0.088	0.121	0.107	0.109
Net realized and unrealized gain (loss)	1.563	(0.869)	1.148	0.162	(0.565)
Total from investment operations	1.653	(0.781)	1.269	0.269	(0.456)
Less dividends and distributions from:
Net investment income	(0.252)	—	(0.111)	(0.072)	(0.107)
Net realized gain	(0.129)	—	—	(0.046)	(0.447)
Total dividends and distributions	(0.381)	—	(0.111)	(0.118)	(0.554)
Net asset value, end of period	$ 11.280	$ 10.008	$ 10.789	$ 9.631	$ 9.480
Total return[3]	16.63%	(7.24%)	13.20%	2.85%	(4.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 168	$ 164	$ 189	$ 170	$ 265
Ratio of expenses to average net assets[4]	0.14%	0.14%	0.12%	0.10%	0.11%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.41%	0.81%	0.79%	0.78%	0.81%
Ratio of net investment income to average net assets	0.83%	0.82%	1.17%	1.13%	1.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.56%	0.15%	0.50%	0.45%	0.35%
Portfolio turnover[5]	104%	8%	6%	9%	8%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–8

LVIP BlackRock Global Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 9.911	$ 10.722	$ 9.575	$ 9.459	$ 10.466
Income (loss) from investment operations:
Net investment income[2]	0.051	0.050	0.084	0.074	0.072
Net realized and unrealized gain (loss)	1.548	(0.861)	1.141	0.160	(0.561)
Total from investment operations	1.599	(0.811)	1.225	0.234	(0.489)
Less dividends and distributions from:
Net investment income	(0.172)	—	(0.078)	(0.072)	(0.071)
Net realized gain	(0.129)	—	—	(0.046)	(0.447)
Total dividends and distributions	(0.301)	—	(0.078)	(0.118)	(0.518)
Net asset value, end of period	$ 11.209	$ 9.911	$ 10.722	$ 9.575	$ 9.459
Total return[3]	16.22%	(7.56%)	12.81%	2.50%	(4.66%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$944,482	$899,033	$1,034,015	$988,969	$975,859
Ratio of expenses to average net assets[4]	0.49%	0.49%	0.47%	0.45%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.76%	1.16%	1.14%	1.13%	1.16%
Ratio of net investment income to average net assets	0.48%	0.47%	0.82%	0.78%	0.70%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.21%	(0.20%)	0.15%	0.10%	—
Portfolio turnover[5]	104%	8%	6%	9%	8%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–9

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation Managed Risk Fund (formerly LVIP BlackRock Global Allocation V.I. Managed Risk Fund)(the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP BlackRock Global Allocation Fund (collectively, the "Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP BlackRock Global Allocation Fund invests primarily in a portfolio of equity, debt and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP BlackRock Global Allocation Managed Risk Fund–10

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2019, LIAC receives a management fee at an annual rate of 0.15% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.07% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).   Prior to May 1, 2019, the management fee and waiver amounts were 0.75% and 0.67%, respectively, of the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$53,086
Legal	10,520
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31,505 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 63,683
Distribution fees payable to LFD	278,560
Printing and mailing fees payable to Lincoln Life	5
Shareholder servicing fees payable to Lincoln Life	23,084
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Global Allocation Managed Risk Fund–11

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.15%@
Global Multi-Asset Funds-97.15%@
×,✧✧BlackRock Global Allocation V.I. Fund	$871,828,258	$ 7,361,141	$ 957,204,751	$(1,067,178)	$ 79,082,530	$ —	—	$ —	$ —
§,✧✧LVIP BlackRock Global Allocation Fund	—	929,882,207	69,323,649	1,322,034	55,836,483	917,717,075	86,146,351	8,487,461	5,184,442
Total	$871,828,258	$937,243,348	$1,026,528,400	$ 254,856	$134,919,013	$917,717,075		$8,487,461	$5,184,442

@ As a percentage of Net Assets as of December 31, 2019.
× Issuer is no longer an affiliate of the Fund at December 31, 2019.
✧✧ Standard Class shares.
§ Issuer considered an unaffiliated investment of the Fund at December 31, 2018.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 937,243,348
Sales	1,026,528,400
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$889,042,090
Aggregate unrealized appreciation of investments and derivatives	$ 55,825,634
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 55,825,634
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP BlackRock Global Allocation Managed Risk Fund–12

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$917,717,075	$—	$—	$917,717,075
Unaffiliated Investment Company	27,150,649	—	—	27,150,649
Total Investments	$944,867,724	$—	$—	$944,867,724
Derivatives:
Liabilities:
Futures Contract	$ (98,084)	$—	$—	$ (98,084)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$14,411,108	$—
Long-term capital gains	10,954,773	—
Total	$25,365,881	$—
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 397,383
Capital loss carryforward	(32,389,097)
Net unrealized appreciation	55,825,634
Distributable earnings/(accumulated loss)	$ 23,833,920
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$32,389,097	$32,389,097
LVIP BlackRock Global Allocation Managed Risk Fund–13

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	56	173
Service Class	2,941,543	5,818,456
Shares reinvested:
Standard Class	503	—
Service Class	2,318,124	—
	5,260,226	5,818,629
Shares redeemed:
Standard Class	(2,128)	(1,227)
Service Class	(11,703,596)	(11,550,442)
	(11,705,724)	(11,551,669)
Net decrease	(6,445,498)	(5,733,040)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$—	Variation margin due to broker on futures contracts	$(98,084)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP BlackRock Global Allocation Managed Risk Fund–14

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(6,631,404)	$ 994,108
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(569,910)	305,933
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,285,628	(1,903,982)
Total		$(4,915,686)	$ (603,941)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$46,264,743	$17,370,817
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP BlackRock Global Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP BlackRock Global Allocation Managed Risk Fund–16

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund's net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund's investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-year period ended March 31, 2019. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Allocation Managed Risk Fund–17

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock Global Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar World Allocation funds category and a custom index (BlackRock Global Allocation Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance World Allocation funds category and the custom benchmark. The Board considered LIAC’s view that the Fund underperformed over the one-year period was due to its underweight position in U.S. markets and overweight position in non-U.S. markets as U.S. markets outperformed, as well as the Fund’s value orientation. The Board noted LIAC’s view that it believes the Fund’s construction is appropriate and that its performance results have been consistent with historical implementation, positioning and market conditions. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had reduced the Fund’s investment management fee effective May 1, 2019 and had implemented an advisory fee waiver through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net management fee of the Morningstar peer group. The Board considered that the Morningstar peer group for the Fund contained a limited number of funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and reduced the Fund’s investment management fee effective May 1, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable subadvised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP BlackRock Global Allocation Managed Risk Fund–18

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Global Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP BlackRock Global Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation Managed Risk Fund–24

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned 18.06% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the BlackRock Global Growth ETF Allocation Composite1, returned 19.79% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 8.72%.
Global markets soared in 2019. Risk appetite was boosted broadly by expectations of a U.S. and China trade deal, stable economic growth, and easy monetary policy. Nearly all asset classes experienced positive returns, so the winning investment strategy in 2019 seemed to be buy just about anything.
The S&P 500® Index3 closed out 2019 with a 31.5% return, the second-best annual return for U.S. equity markets in the past 2 decades. Developed and emerging market equities (as represented by MSCI EAFE4 and Emerging Markets5 Indices respectively) ended 2019 up 22.4% and 18.4% on a total return basis. Among equity factors minimum volatility underperformed the MSCI ACWI Index’s6 return of 26.6%. However, minvol still held up well with a 21.1% return, as measured by the MSCI ACWI Minimum Volatility Index7.
Bond markets experienced much the same as equities. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment grade bond market, gained 8.72% in 2019. Following a cycle of higher interest rates in 2018, slowing economic growth and the protracted trade dispute between the U.S. and China prompted central banks to adopt or signal more accommodative monetary policies beginning January 2019. Low inflation and weak economic indicators led investors to anticipate continued stimulative policies from the world’s central banks. Consequently, global bond yields (which are inversely related to prices) largely declined resulting in gains for bond portfolios.
The Fund is a strategic asset allocation portfolio which uses passive instruments designed to closely mimic the performance of its composite benchmark. Sector, asset class and security level decisions are not actively managed. The primary drivers of differences in return between the fund and its composite benchmark were acquired fund expenses and ETF premium/discount differences from NAV.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in 2018 Q4 and subsequent sharp market recovery in 2019 Q1 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture from market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Alan Mason
Amy Whitelaw
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/16 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,396 for the Standard Class shares and to $13,226 for the Service Class shares. For comparison, look at how the BlackRock Global Growth ETF Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 5/2/16 through 12/31/19. The same $10,000 investment would have increased to $13,926 and $11,173, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 18.06%
Inception (5/2/16)	+ 8.30%
Service Class Shares
One Year	+ 17.64%
Inception (5/2/16)	+ 7.92%
1. The BlackRock Global Growth ETF Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 6% MSCI Emerging Markets Min Vol Index, 13% MSCI EAFE Minimum Volatility Index, 22% S&P 500® Index, 19% MSCI USA Minimum Volatility Index, 5% S&P 400 Index and 5% Russell 2000 Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
4. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East.
5. The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 832 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
6. MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.
7. The MSCI ACWI Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to large, mid and small cap equities across 23 Developed Markets and 26 Emerging Markets countries.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19*	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19
Actual
Standard Class Shares	$1,000.00	$1,058.60	0.32%	$1.66
Service Class Shares	1,000.00	1,056.80	0.67%	3.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.32%	$1.63
Service Class Shares	1,000.00	1,021.80	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.22%
Equity Funds	52.19%
Fixed Income Funds	27.04%
International Equity Funds	18.68%
Money Market Fund	2.31%
Total Investments	100.22%
Liabilities Net of Receivables and Other Assets	(0.22%)
Total Net Assets	100.00%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.22%
Equity Funds–52.19%
iShares Core S&P 500 ETF	351,212	$ 113,525,767
iShares Core S&P Mid-Cap ETF	131,643	27,094,762
iShares Edge MSCI Min Vol USA ETF	1,499,626	98,375,466
iShares Russell 2000 ETF	155,322	25,732,196
		264,728,191
Fixed Income Funds–27.04%
iShares Broad USD Investment Grade Corporate Bond ETF	394,500	22,999,350
iShares Core U.S. Aggregate Bond ETF	605,904	68,085,433
iShares Core U.S. Treasury Bond ETF	888,042	23,035,809
iShares MBS ETF	213,324	23,051,791
		137,172,383
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds–18.68%
iShares Edge MSCI Min Vol EAFE ETF	876,597	$ 65,341,541
iShares Edge MSCI Min Vol Emerging Markets ETF	501,238	29,402,621
		94,744,162
Money Market Fund–2.31%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	11,696,924	11,696,924
		11,696,924
Total Investment Companies (Cost $444,562,678)		508,341,660

TOTAL INVESTMENTS–100.22% (Cost $444,562,678)	508,341,660
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.22%)	(1,105,676)
NET ASSETS APPLICABLE TO 40,540,598 SHARES OUTSTANDING–100.00%	$507,235,984
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($32,853,025 / 2,622,788 Shares)	$12.526
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($474,382,959 / 37,917,810 Shares)	$12.511
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$449,196,743
Distributable earnings/(accumulated loss)	58,039,241
TOTAL NET ASSETS	$507,235,984

★ Includes $64,400 cash collateral held at broker for futures contracts, $2,697,657 payable for securities purchased, $21,773 payable for fund shares redeemed, $44,033 other accrued expenses payable, $256,059 due to manager and affiliates and $1,997 variation margin due to broker on futures contracts as of December 31, 2019.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
92	U.S. Treasury 5 yr Notes	$10,912,063	$10,946,637	3/31/20	$—	$(34,574)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$11,023,796
Interest	6,771
11,030,567
EXPENSES:
Distribution fees-Service Class	1,376,775
Management fees	1,053,905
Shareholder servicing fees	122,253
Accounting and administration expenses	92,095
Professional fees	28,580
Reports and statements to shareholders	17,934
Trustees’ fees and expenses	12,179
Custodian fees	4,254
Consulting fees	4,096
Pricing fees	674
Other	6,229
Total operating expenses	2,718,974
NET INVESTMENT INCOME	8,311,593
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(139,298)
Futures contracts	(3,454,738)
Net realized loss	(3,594,036)
Net change in unrealized appreciation (depreciation) of:
Investments	62,675,950
Foreign currencies	(2,102)
Futures contracts	(526,102)
Net change in unrealized appreciation (depreciation)	62,147,746
NET REALIZED AND UNREALIZED GAIN	58,553,710
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,865,303
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,311,593	$ 5,278,744
Net realized loss	(3,594,036)	(744,455)
Net change in unrealized appreciation (depreciation)	62,147,746	(17,656,758)
Net increase (decrease) in net assets resulting from operations	66,865,303	(13,122,469)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(700,184)	(413,434)
Service Class	(8,692,767)	(5,042,766)
	(9,392,951)	(5,456,200)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,882,524	14,172,471
Service Class	115,144,391	151,434,455
Reinvestment of dividends and distributions:
Standard Class	700,184	413,434
Service Class	8,692,767	5,042,766
	131,419,866	171,063,126
Cost of shares redeemed:
Standard Class	(1,053,210)	(2,003,870)
Service Class	(29,763,242)	(26,189,169)
	(30,816,452)	(28,193,039)
Increase in net assets derived from capital share transactions	100,603,414	142,870,087
NET INCREASE IN NET ASSETS	158,075,766	124,291,418
NET ASSETS:
Beginning of year	349,160,218	224,868,800
End of year	$507,235,984	$349,160,218
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended			5/2/16 [1] to12/31/16
	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.843	$ 11.390	$ 10.112	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.275	0.240	0.197	0.213
Net realized and unrealized gain (loss)	1.682	(0.583)	1.255	0.018
Total from investment operations	1.957	(0.343)	1.452	0.231
Less dividends and distributions from:
Net investment income	(0.235)	(0.204)	(0.164)	(0.119)
Net realized gain	(0.039)	—	(0.010)	—
Return of capital	—	—	—	— [3]
Total dividends and distributions	(0.274)	(0.204)	(0.174)	(0.119)
Net asset value, end of period	$ 12.526	$ 10.843	$ 11.390	$ 10.112
Total return[4]	18.06%	(3.01%)	14.35%	2.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 32,853	$ 22,504	$ 11,131	$ 2,185
Ratio of expenses to average net assets[5]	0.32%	0.32%	0.33%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.32%	0.33%	0.40%
Ratio of net investment income to average net assets	2.30%	2.09%	1.79%	3.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.30%	2.09%	1.79%	3.09%
Portfolio turnover	2%	4%	15%	3%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $88 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended			5/2/16 [1] to12/31/16
	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.837	$ 11.388	$ 10.113	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.233	0.199	0.158	0.189
Net realized and unrealized gain (loss)	1.678	(0.579)	1.252	0.018
Total from investment operations	1.911	(0.380)	1.410	0.207
Less dividends and distributions from:
Net investment income	(0.198)	(0.171)	(0.125)	(0.094)
Net realized gain	(0.039)	—	(0.010)	—
Return of capital	—	—	—	— [3]
Total dividends and distributions	(0.237)	(0.171)	(0.135)	(0.094)
Net asset value, end of period	$ 12.511	$ 10.837	$ 11.388	$ 10.113
Total return[4]	17.64%	(3.34%)	13.95%	2.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$474,383	$326,656	$213,738	$98,567
Ratio of expenses to average net assets[5]	0.67%	0.67%	0.68%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.67%	0.68%	0.75%
Ratio of net investment income to average net assets	1.95%	1.74%	1.44%	2.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.95%	1.74%	1.44%	2.74%
Portfolio turnover	2%	4%	15%	3%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $3,959 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at http://www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Prior to May 1, 2019, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceeded 0.37% of the average daily net assets for the Standard Class and 0.72% for the Service Class. The reimbursement was accrued daily and received monthly.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$23,433
Legal	4,623
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,253 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$105,579
Distribution fees payable to LFD	138,233
Shareholder servicing fees payable to Lincoln Life	12,247
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$102,923,413
Sales	6,609,432
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$445,412,936
Aggregate unrealized appreciation of investments and derivatives	$ 62,928,724
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 62,928,724
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$508,341,660	$—	$—	$508,341,660
Derivatives:
Liabilities:
Futures Contract	$ (34,574)	$—	$—	$ (34,574)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/19	12/31/18
Ordinary income	$8,654,351	$5,456,200
Long-term capital gains	738,600	—
Total	$9,392,951	$5,456,200
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 336,995
Capital loss carryforward	(6,158)
Other temporary differences	(5,220,320)
Net unrealized appreciation	62,928,724
Distributable earnings/(accumulated loss)	$58,039,241
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$6,158	$6,158
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	579,130	1,233,824
Service Class	9,595,167	13,194,581
Shares reinvested:
Standard Class	55,955	38,161
Service Class	695,950	465,345
	10,926,202	14,931,911
Shares redeemed:
Standard Class	(87,681)	(173,904)
Service Class	(2,516,363)	(2,284,782)
	(2,604,044)	(2,458,686)
Net increase	8,322,158	12,473,225
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(34,574)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(4,067,975)	$ 238,084
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(172,698)	112,234
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	785,935	(876,420)
Total		$(3,454,738)	$(526,102)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$17,484,867	$8,041,734
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–14

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by the subadviser in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-year period ended March 31, 2019. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall Fund performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Managed Risk Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–18

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to the performance of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the BlackRock Global Growth ETF Allocation Index. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that BlackRock stated that it managed no comparable funds using the same benchmark and the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Fund invests.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–24

LVIP BlackRock Global Real Estate Fund
(formerly LVIP Clarion Global Real Estate Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Global Real Estate Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Real Estate Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned 24.92% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the FTSE EPRA/NAREIT Developed Net Index1, returned 21.91%.
Real estate fundamentals were a key driver of return dispersion in the securities market. In evaluating sectors and property type returns, two trends are apparent: (1) the secular themes of technology, demographic shifts and disruption remain in play and broadly reflected in performance; (2) longer duration sectors have outperformed shorter duration sectors. On the secular front, communications infrastructure and warehouse real estate investment trusts (“REITs”) outperformed, while retail underperformed. The outperformance of defensive sectors like manufactured housing and single-family-for-rent relative to the shorter-duration, more economically sensitive lodging sector is due in part to lower long-term bond yields as well as expectations for a continued low-growth economic environment.
Overall market volatility was heighted throughout the year in EMEA. In the UK, the year was dominated by Brexit. In the EMEA region, over the course of the year, we remained neutral to the UK as the outcome of Brexit was extremely uncertain. By remaining neutral to the country, we selected stocks within the UK which we deemed to be less exposed to the downside risk of a hard Brexit, such as the healthcare, industrial and residential sectors. Incrementally as the election neared and we became more comfortable with the probability of a hard Brexit decreasing we moved to a minor overweight and altered our sector positioning to be have a positive stance towards the London office market.
In North America region, we maintained a number of core positions in the Fund, including the leading life sciences platform Alexandria Real Estate; Extra Space Storage a storage business that we view as best positioned to deliver outsized value-creation relative to its peers. We reduced the Fund’s exposure to retail while increasing industrial. We increased the long-duration, defensive triple-net sector while reducing the healthcare sector. In office, we increased our exposure to high-barrier markets while seeking to mitigate exposure to coworking headwinds. 2019 was an eventful year in datacentres, this led us to opportunistically trade the Fund; we exit the year with exposure to both retail (connectivity-focussed) and wholesale (hyperscale cloud focussed) business models.
In the APAC region, the Fundt entered the third quarter of the year with a -100bps country tilt in Hong Kong. Amid increased uncertainty around the progress of the protests, we neutralised the underweight position during the quarter by increasing ownership in existing and relatively more defensive names like CK Asset and Link REIT. Profit taking following a stellar performance through the third quarter led to a -200bps underweight in Japan REITs. While we narrowed the Fund’s underweight position to –80bps by the end of the year, we were cautious of increased risk of placements in the first few months of 2020.
Portfolio Managers:
BlackRock Investment Management, LLC:	Mark Howard-Johnson
Alastair Gillespie
James Wilkinson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Real Estate Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,053 for the Standard Class shares and to $19,555 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Net Index did over the same period. The same $10,000 investment would have increased to $22,341. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 24.92%
Five Years	+ 4.87%
Ten Years	+ 7.21%
Service Class Shares
One Year	+ 24.60%
Five Years	+ 4.61%
Ten Years	+ 6.94%

LVIP BlackRock Global Real Estate Fund–1

LVIP BlackRock Global Real Estate Fund
2019 Annual Report Commentary (unaudited) (continued)
1.The FTSE EPRA/NAREIT Developed Net Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing freal estate.
LVIP BlackRock Global Real Estate Fund–2

LVIP BlackRock Global Real Estate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,074.50	0.76%	$3.97
Service Class Shares	1,000.00	1,073.10	1.01%	5.28
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.76%	$3.87
Service Class Shares	1,000.00	1,020.10	1.01%	5.14

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Global Real Estate Fund–3

LVIP BlackRock Global Real Estate Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Security Type/Country	Percentage of Net Assets
Common Stock	99.65%
Australia	4.42%
Belgium	0.70%
Canada	2.75%
France	1.22%
Germany	5.49%
Hong Kong	8.31%
Japan	10.28%
Netherlands	0.75%
Norway	1.44%
Singapore	1.26%
Spain	1.83%
Sweden	2.18%
United Kingdom	5.05%
United States	53.97%
Money Market Fund	0.18%
Total Investments	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Asset Management & Custody Banks	0.55%
Diversified Real Estate Activities	7.30%
Diversified REITs	4.37%
Health Care REITs	8.10%
Hotel & Resort REITs	1.87%
Hotels, Resorts & Cruise Lines	0.83%
Industrial REITs	11.33%
IT Consulting & Other Services	0.49%
Office REITs	16.83%
Real Estate Development	3.05%
Real Estate Operating Companies	10.74%
Residential REITs	12.69%
Retail REITs	14.27%
Specialized REITs	7.23%
Total	99.65%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Prologis	4.33%
Simon Property Group	3.42%
Equity Residential	3.29%
Healthpeak Properties	3.08%
CK Asset Holdings	2.46%
Boston Properties	2.45%
Link REIT	2.36%
Alexandria Real Estate Equities	2.32%
UDR	2.28%
Spirit Realty Capital	2.11%
Total	28.10%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP BlackRock Global Real Estate Fund–4

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–99.65%
Australia–4.42%
=†πBGP Holdings	4,536,115	$ 0
Centuria Capital Group	1,856,883	2,944,933
Centuria Industrial REIT	1,132,340	2,654,029
Centuria Metropolitan REIT	1,335,014	2,716,853
Dexus	795,163	6,528,666
Goodman Group	374,298	3,511,812
LendLease Group	424,256	5,239,901
		23,596,194
Belgium–0.70%
Aedifica S.A.	29,414	3,734,885
		3,734,885
Canada–2.75%
Allied Properties Real Estate Investment Trust	87,043	3,490,300
Canadian Apartment Properties REIT	149,354	6,096,997
RioCan Real Estate Investment Trust	247,546	5,101,329
		14,688,626
France–1.22%
Unibail-Rodamco-Westfield	41,299	6,515,623
		6,515,623
Germany–5.49%
Aroundtown S.A.	585,861	5,262,072
†Godewind Immobilien	517,425	2,751,075
LEG Immobilien	52,799	6,235,364
TLG Immobilien	179,865	5,739,917
Vonovia	173,292	9,307,403
		29,295,831
■Hong Kong–8.31%
CK Asset Holdings	1,817,500	13,119,923
†ESR Cayman	2,998,400	6,772,306
Link REIT	1,190,500	12,604,270
New World Development	3,870,000	5,304,159
Swire Properties	1,964,800	6,517,983
		44,318,641
Japan–10.28%
Daiwa House Industry	127,100	3,934,614
Hulic REIT	4,787	8,688,016
Ichigo Office REIT Investment	3,613	3,750,830
Japan Real Estate Investment	819	5,435,286
Kenedix Office Investment	838	6,474,637
MCUBS MidCity Investment	2,955	3,208,086
†Mitsubishi Estate Logistics REIT Investment	836	2,742,939
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nippon Building Fund	767	$ 5,622,302
Sumitomo Realty & Development	278,500	9,716,719
Tokyu Fudosan Holdings	761,300	5,257,012
		54,830,441
Netherlands–0.75%
Cromwell European Real Estate Investment Trust	2,274,100	1,377,463
†InterXion Holding	31,386	2,630,461
		4,007,924
Norway–1.44%
Entra	464,960	7,686,640
		7,686,640
Singapore–1.26%
AIMS APAC REIT	2,546,600	2,707,638
†Lendlease Global Commercial REIT	5,771,451	3,990,817
		6,698,455
Spain–1.83%
†Aedas Homes SAU	130,081	3,129,809
Inmobiliaria Colonial SOCIMI	520,466	6,632,044
		9,761,853
Sweden–2.18%
Castellum	278,870	6,550,193
Kungsleden	484,859	5,093,780
		11,643,973
United Kingdom–5.05%
Assura	3,295,664	3,396,309
Capital & Regional	1,358,194	456,962
Derwent London	118,753	6,307,738
Grainger	1,186,662	4,923,041
Great Portland Estates	442,543	5,041,254
Segro	574,581	6,828,499
		26,953,803
United States–53.97%
Alexandria Real Estate Equities	76,773	12,404,981
American Homes 4 Rent Class A	398,539	10,445,707
Boston Properties	94,977	13,093,529
CareTrust REIT	530,497	10,944,153
Cousins Properties	171,834	7,079,561
CyrusOne	76,634	5,014,163
Douglas Emmett	76,871	3,374,637
EPR Properties	111,395	7,868,943
Equinix	9,100	5,311,670
Equity Residential	217,237	17,578,818
LVIP BlackRock Global Real Estate Fund–5

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Extra Space Storage	96,430	$ 10,184,937
Federal Realty Investment Trust	60,835	7,831,290
Healthcare Trust of America Class A	238,454	7,220,387
Healthpeak Properties	477,230	16,450,118
Hilton Worldwide Holdings	39,887	4,423,867
Host Hotels & Resorts	537,756	9,975,374
Hudson Pacific Properties	135,314	5,094,572
Mid-America Apartment Communities	81,378	10,730,503
Plymouth Industrial REIT	70,952	1,304,807
Prologis	258,949	23,082,714
Regency Centers	159,777	10,080,331
Rexford Industrial Realty	236,826	10,815,844
Simon Property Group	122,633	18,267,412
Spirit Realty Capital	229,051	11,264,728
STAG Industrial	215,790	6,812,490
Sun Communities	71,223	10,690,572
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
UDR	260,054	$ 12,144,522
Ventas	25,119	1,450,371
VEREIT	735,980	6,800,455
VICI Properties	399,808	10,215,094
		287,956,550
Total Common Stock (Cost $446,639,931)		531,689,439

MONEY MARKET FUND–0.18%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 1.53%)	983,028	983,028
Total Money Market Fund (Cost $983,028)		983,028

TOTAL INVESTMENTS–99.83% (Cost $447,622,959)	532,672,467
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.17%	885,837
NET ASSETS APPLICABLE TO 54,742,335 SHARES OUTSTANDING–100.00%	$533,558,304
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL REAL ESTATE FUND STANDARD CLASS ($426,116,493 / 43,618,162 Shares)	$9.769
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL REAL ESTATE FUND SERVICE CLASS ($107,441,811 / 11,124,173 Shares)	$9.658
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$440,458,155
Distributable earnings/(accumulated loss)	93,100,149
TOTAL NET ASSETS	$533,558,304

Δ Securities have been classified by country of origin.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
† Non-income producing.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2019, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Security
Investment	Date of Acquisition	Cost	Value
BGP Holdings	12/1/2014	$—	$—

LVIP BlackRock Global Real Estate Fund–6

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
★ Includes $1,163,303 payable for securities purchased, $493,662 payable for fund shares redeemed, $156,896 other accrued expenses payable and $346,486 due to manager and affiliates as of December 31, 2019.

The following foreign currency exchange contracts were outstanding at December 31, 2019:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	CAD	135,000	USD	(103,361)	1/15/20	$ 611	$ —
BCLY	HKD	(12,495,000)	USD	1,594,196	1/15/20	—	(8,995)
BCLY	JPY	(28,211,000)	USD	257,847	1/15/20	—	(2,015)
BCLY	THB	106,209,000	USD	(3,504,727)	1/15/20	42,391	—
BOA	AUD	7,193,000	USD	(4,935,849)	1/15/20	113,824	—
BOA	CAD	2,600,000	USD	(1,969,913)	1/15/20	32,504	—
BOA	CAD	(1,111,000)	USD	842,072	1/15/20	—	(13,575)
BOA	EUR	460,000	USD	(511,465)	1/15/20	5,010	—
BOA	EUR	(143,000)	USD	158,892	1/15/20	—	(1,664)
BOA	JPY	740,969,000	USD	(6,848,772)	1/15/20	—	(23,435)
BOA	JPY	(360,791,000)	USD	3,329,599	1/15/20	6,221	—
BOA	JPY	67,983,000	USD	(622,170)	1/15/20	4,046	—
BOA	JPY	(16,576,000)	USD	151,700	1/15/20	—	(988)
BOA	NOK	(4,275,000)	USD	466,673	1/15/20	—	(20,305)
BOA	NZD	(295,000)	USD	192,631	1/15/20	—	(6,007)
BOA	SEK	2,487,000	USD	(258,986)	1/15/20	6,743	—
BOA	SGD	(558,000)	USD	410,371	1/15/20	—	(4,555)
BOA	THB	(106,209,000)	USD	3,492,166	1/15/20	—	(54,952)
CITI	AUD	949,000	USD	(640,861)	1/15/20	25,362	—
CITI	AUD	(1,411,000)	USD	966,367	1/15/20	—	(24,192)
CITI	CAD	58,000	USD	(43,885)	1/15/20	785	—
CITI	EUR	351,000	USD	(391,800)	1/15/20	2,293	—
CITI	GBP	(45,000)	USD	57,835	1/15/20	—	(1,798)
CITI	HKD	212,000	USD	(27,077)	1/15/20	124	—
CITI	HKD	(729,000)	USD	93,085	1/15/20	—	(450)
CITI	SGD	640,000	USD	(470,808)	1/15/20	5,092	—
DB	AUD	694,000	USD	(477,217)	1/15/20	9,989	—
DB	AUD	(1,627,000)	USD	1,105,213	1/15/20	—	(36,984)
DB	CAD	(5,000)	USD	3,806	1/15/20	—	(45)
DB	EUR	(837,000)	USD	928,501	1/15/20	—	(11,258)
DB	GBP	34,000	USD	(43,982)	1/15/20	1,075	—
DB	JPY	(422,682,000)	USD	3,908,796	1/15/20	15,318	—
DB	SEK	541,000	USD	(57,739)	1/15/20	65	—
GSI	CAD	20,000	USD	(15,190)	1/15/20	213	—
GSI	EUR	34,000	USD	(37,865)	1/15/20	309	—
GSI	HKD	(7,757,000)	USD	988,890	1/15/20	—	(6,384)
GSI	SEK	2,146,000	USD	(229,926)	1/15/20	—	(632)
GSI	SGD	(968,000)	USD	710,709	1/15/20	—	(9,090)
HSBC	AUD	630,000	USD	(430,676)	1/15/20	11,601	—
HSBC	AUD	(1,312,000)	USD	906,279	1/15/20	—	(14,779)
HSBC	CAD	58,000	USD	(43,832)	1/15/20	837	—
HSBC	EUR	392,000	USD	(439,569)	1/15/20	557	—
HSBC	EUR	(4,000)	USD	4,418	1/15/20	—	(73)
HSBC	GBP	776,000	USD	(1,006,985)	1/15/20	21,361	—
HSBC	GBP	76,000	USD	(101,395)	1/15/20	—	(680)
HSBC	HKD	(26,210,000)	USD	3,347,387	1/15/20	—	(15,528)
HSBC	HKD	1,957,000	USD	(249,891)	1/15/20	1,205	—
HSBC	JPY	20,711,000	USD	(191,484)	1/15/20	—	(708)
HSBC	JPY	27,405,000	USD	(251,695)	1/15/20	742	—
HSBC	NOK	881,000	USD	(96,737)	1/15/20	3,621	—
HSBC	SEK	2,126,000	USD	(226,249)	1/15/20	908	—
HSBC	SGD	14,649,000	USD	(10,725,100)	1/15/20	167,814	—
HSBC	SGD	(1,436,000)	USD	1,053,252	1/15/20	—	(14,550)
JPMC	AUD	(9,872,000)	USD	6,804,498	1/15/20	—	(125,902)
LVIP BlackRock Global Real Estate Fund–7

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	AUD	320,000	USD	(218,153)	1/15/20	$ 6,495	$ —
JPMC	CAD	(884,000)	USD	672,235	1/15/20	—	(8,587)
JPMC	CAD	38,000	USD	(28,867)	1/15/20	399	—
JPMC	CHF	7,277,000	USD	(7,347,017)	1/15/20	180,319	—
JPMC	EUR	1,319,000	USD	(1,465,106)	1/15/20	15,828	—
JPMC	EUR	(26,000)	USD	29,234	1/15/20	42	—
JPMC	GBP	(141,000)	USD	177,363	1/15/20	—	(9,488)
JPMC	GBP	620,000	USD	(806,031)	1/15/20	15,585	—
JPMC	GBP	212,000	USD	(283,320)	1/15/20	—	(2,381)
JPMC	JPY	(1,080,695,000)	USD	9,984,935	1/15/20	30,257	—
JPMC	JPY	(18,995,000)	USD	173,510	1/15/20	—	(1,460)
JPMC	NOK	3,309,000	USD	(369,620)	1/15/20	7,318	—
JPMC	NZD	1,006,000	USD	(639,424)	1/15/20	37,963	—
JPMC	SEK	(14,195,000)	USD	1,455,381	1/15/20	—	(61,314)
JPMC	SEK	9,163,000	USD	(967,218)	1/15/20	11,822	—
SCB	AUD	5,990,000	USD	(4,085,521)	1/15/20	119,613	—
SCB	AUD	(227,000)	USD	155,076	1/15/20	—	(4,283)
SCB	CAD	20,000	USD	(15,129)	1/15/20	274	—
SCB	EUR	585,000	USD	(650,113)	1/15/20	6,709	—
SCB	GBP	(988,000)	USD	1,256,051	1/15/20	—	(53,233)
SCB	GBP	762,000	USD	(987,805)	1/15/20	21,986	—
SCB	HKD	(3,603,000)	USD	459,892	1/15/20	—	(2,397)
SCB	HKD	1,100,000	USD	(140,710)	1/15/20	427	—
SCB	JPY	1,736,640,000	USD	(16,121,716)	1/15/20	—	(124,889)
SCB	JPY	(339,448,000)	USD	3,108,450	1/15/20	—	(18,329)
SCB	NOK	(58,479,000)	USD	6,450,008	1/15/20	—	(211,504)
SCB	SEK	7,075,000	USD	(746,831)	1/15/20	9,113	—
SCB	SGD	618,000	USD	(452,922)	1/15/20	6,619	—
SSB	AUD	(8,746,000)	USD	5,960,228	1/15/20	—	(179,691)
SSB	AUD	2,833,000	USD	(1,945,360)	1/15/20	43,479	—
SSB	CAD	(8,000)	USD	6,083	1/15/20	—	(79)
SSB	CAD	4,000	USD	(3,076)	1/15/20	5	—
SSB	CHF	(1,595,000)	USD	1,617,001	1/15/20	—	(32,869)
SSB	EUR	(3,714,000)	USD	4,131,064	1/15/20	—	(38,905)
SSB	EUR	2,091,000	USD	(2,335,472)	1/15/20	12,240	—
SSB	EUR	26,000	USD	(29,234)	1/15/20	—	(42)
SSB	GBP	(1,121,000)	USD	1,451,702	1/15/20	—	(33,832)
SSB	HKD	(84,801,000)	USD	10,818,062	1/15/20	—	(62,468)
SSB	HKD	25,489,000	USD	(3,254,679)	1/15/20	15,729	—
SSB	JPY	16,412,000	USD	(151,298)	1/7/20	—	(188)
SSB	JPY	(736,442,000)	USD	6,805,006	1/15/20	21,368	—
SSB	JPY	847,934,000	USD	(7,786,410)	1/15/20	24,219	—
SSB	JPY	425,042,000	USD	(3,918,439)	1/15/20	—	(3,223)
SSB	JPY	(7,768,000)	USD	71,167	1/15/20	—	(387)
SSB	SEK	(15,749,000)	USD	1,617,718	1/15/20	—	(65,017)
SSB	SEK	1,508,000	USD	(157,640)	1/15/20	3,486	—
SSB	SGD	(3,389,000)	USD	2,485,410	1/15/20	—	(34,632)
SSB	SGD	4,622,000	USD	(3,401,639)	1/15/20	35,254	—
UBS	AUD	(3,027,000)	USD	2,070,193	1/15/20	—	(54,840)
UBS	EUR	124,000	USD	(137,784)	1/15/20	1,439	—
UBS	HKD	13,582,000	USD	(1,734,772)	1/15/20	7,888	—
UBS	HKD	(6,685,000)	USD	857,575	1/15/20	—	(154)
UBS	ILS	3,376,000	USD	(969,822)	1/15/20	8,500	—
UBS	JPY	44,355,000	USD	(409,777)	1/15/20	—	(1,206)
UBS	SGD	791,000	USD	(579,346)	1/15/20	8,837	—
UBS	SGD	(3,639,000)	USD	2,670,869	1/15/20	—	(35,071)
Total Foreign Currency Exchange Contracts						$1,133,834	$(1,440,013)
LVIP BlackRock Global Real Estate Fund–8

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.

Summary of Abbreviations:
AUD–Australian Dollar
BCLY–Barclays Bank
BOA–Bank of America
CAD–Canadian Dollar
CHF–Swiss Franc
CITI–Citigroup Global Markets
DB–Deutsche Bank
EUR–Euro
GBP–British Pound Sterling
GSI–Goldman Sachs International
HKD–Hong Kong Dollar
HSBC–Hong Kong and Shanghai Banking Corporation
ILS–Israeli Shekel
JPMC–JPMorgan Chase
JPY–Japanese Yen
NOK–Norwegian Krone
NZD–New Zealand Dollar
REIT–Real Estate Investment Trust
SCB–Standard Chartered Bank
SEK–Swedish Krona
SGD–Singapore Dollar
SSB–State Street Bank
THB–Thailand Baht
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–9

LVIP BlackRock Global Real Estate Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 20,319,230
Interest	425
Foreign taxes withheld	(947,482)
19,372,173
EXPENSES:
Management fees	4,359,828
Distribution fees-Service Class	262,952
Shareholder servicing fees	189,182
Accounting and administration expenses	160,811
Custodian fees	119,121
Reports and statements to shareholders	55,229
Professional fees	50,055
Trustees’ fees and expenses	19,943
Pricing fees	4,586
Consulting fees	2,271
Other	77,283
5,301,261
Less:
Management fees waived	(91,021)
Total operating expenses	5,210,240
NET INVESTMENT INCOME	14,161,933
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	55,786,931
Foreign currencies	(330,471)
Foreign currency exchange contracts	40,654
Swap contracts	881,694
Net realized gain	56,378,808
Net change in unrealized appreciation (depreciation) of:
Investments	62,463,083
Foreign currencies	(1,518)
Foreign currency exchange contracts	(306,179)
Net change in unrealized appreciation (depreciation)	62,155,386
NET REALIZED AND UNREALIZED GAIN	118,534,194
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$132,696,127
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 14,161,933	$ 10,645,819
Net realized gain	56,378,808	2,825,277
Net change in unrealized appreciation (depreciation)	62,155,386	(54,972,703)
Net increase (decrease) in net assets resulting from operations	132,696,127	(41,501,607)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(31,935,376)	(15,851,525)
Service Class	(7,694,605)	(3,794,714)
	(39,629,981)	(19,646,239)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	196,033,398	197,226,904
Service Class	8,671,727	9,769,025
Reinvestment of dividends and distributions:
Standard Class	31,935,376	15,851,525
Service Class	7,694,605	3,794,714
	244,335,106	226,642,168
Cost of shares redeemed:
Standard Class	(262,566,887)	(79,029,285)
Service Class	(21,692,112)	(18,702,322)
	(284,258,999)	(97,731,607)
Increase (decrease) in net assets derived from capital share transactions	(39,923,893)	128,910,561
NET INCREASE IN NET ASSETS	53,142,253	67,762,715
NET ASSETS:
Beginning of year	480,416,051	412,653,336
End of year	$ 533,558,304	$480,416,051
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–10

LVIP BlackRock Global Real Estate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Real Estate Fund Standard Class
	Year Ended
	12/31/19 [1]	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 8.456	$ 9.587	$ 9.024	$ 9.306	$ 9.732
Income (loss) from investment operations:
Net investment income[2]	0.212	0.207	0.229	0.203	0.157
Net realized and unrealized gain (loss)	1.871	(0.986)	0.746	(0.089)	(0.288)
Total from investment operations	2.083	(0.779)	0.975	0.114	(0.131)
Less dividends and distributions from:
Net investment income	(0.355)	(0.352)	(0.412)	(0.396)	(0.295)
Net realized gain	(0.415)	—	—	—	—
Total dividends and distributions	(0.770)	(0.352)	(0.412)	(0.396)	(0.295)
Net asset value, end of period	$ 9.769	$ 8.456	$ 9.587	$ 9.024	$ 9.306
Total return[3]	24.92%	(8.34%)	10.87%	1.18%	(1.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$426,116	$382,835	$296,649	$288,333	$297,101
Ratio of expenses to average net assets	0.76%	0.78%	0.78%	0.75%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.79%	0.78%	0.75%	0.74%
Ratio of net investment income to average net assets	2.21%	2.25%	2.44%	2.14%	1.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.20%	2.24%	2.44%	2.14%	1.61%
Portfolio turnover	155%	116%	89%	45%	51%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–11

LVIP BlackRock Global Real Estate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Real Estate Fund Service Class
	Year Ended
	12/31/19 [1]	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 8.367	$ 9.489	$ 8.937	$ 9.219	$ 9.643
Income (loss) from investment operations:
Net investment income[2]	0.191	0.182	0.203	0.177	0.130
Net realized and unrealized gain (loss)	1.844	(0.976)	0.738	(0.086)	(0.283)
Total from investment operations	2.035	(0.794)	0.941	0.091	(0.153)
Less dividends and distributions from:
Net investment income	(0.329)	(0.328)	(0.389)	(0.373)	(0.271)
Net realized gain	(0.415)	—	—	—	—
Total dividends and distributions	(0.744)	(0.328)	(0.389)	(0.373)	(0.271)
Net asset value, end of period	$ 9.658	$ 8.367	$ 9.489	$ 8.937	$ 9.219
Total return[3]	24.60%	(8.57%)	10.58%	0.94%	(1.47%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$107,442	$ 97,581	$116,005	$110,338	$117,960
Ratio of expenses to average net assets	1.01%	1.03%	1.03%	1.00%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	1.04%	1.03%	1.00%	0.99%
Ratio of net investment income to average net assets	1.96%	2.00%	2.19%	1.89%	1.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.95%	1.99%	2.19%	1.89%	1.36%
Portfolio turnover	155%	116%	89%	45%	51%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–12

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Real Estate Fund (formerly LVIP Clarion Global Real Estate Fund)(the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP BlackRock Global Real Estate Fund–13

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $36,682 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.73% of the first $250 million of the Fund’s average daily net assets; and 0.63% of the Fund’s average daily net assets in excess of $250 million.   Effective May 1, 2019, LIAC has contractually agreed to waive portion of its advisory fee as follows: 0.02% of the first $250 million of the Fund’s average daily net assets; 0.01% of the next $500 million; and 0.00% of the Fund’s average daily net assets in excess of $750 million. Prior to May 1, 2019, LIAC had contractually agreed to waive portion of its advisory fee as follows: 0.00% of the first $200 million of the Fund’s average daily net assets; 0.05% of the next $50 million; 0.025% of the next $250 million; 0.00% of the next $250 million; 0.05% of the next $250 million; and 0.00% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets. Prior to February 11, 2019, CBRE Clarion Securities LLC was responsible for the day-to-day management of the Fund’s investment portfolio.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$37,016
Legal	7,307
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP BlackRock Global Real Estate Fund–14

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $27,822 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$310,471
Distribution fees payable to LFD	22,387
Shareholder servicing fees payable to Lincoln Life	13,628
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 968,909,226
Sales	1,029,901,681
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$466,605,341
Aggregate unrealized appreciation of investments and derivatives	$ 72,003,424
Aggregate unrealized depreciation of investments and derivatives	(5,894,144)
Net unrealized appreciation of investments and derivatives	$ 66,109,280
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Global Real Estate Fund–15

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 23,596,194	$ —	$—	$ 23,596,194
Belgium	3,734,885	—	—	3,734,885
Canada	14,688,626	—	—	14,688,626
France	6,515,623	—	—	6,515,623
Germany	8,490,992	20,804,839	—	29,295,831
Hong Kong	44,318,641	—	—	44,318,641
Japan	15,181,785	39,648,656	—	54,830,441
Netherlands	4,007,924	—	—	4,007,924
Norway	—	7,686,640	—	7,686,640
Singapore	6,698,455	—	—	6,698,455
Spain	9,761,853	—	—	9,761,853
Sweden	11,643,973	—	—	11,643,973
United Kingdom	26,953,803	—	—	26,953,803
United States	287,956,550	—	—	287,956,550
Money Market Fund	983,028	—	—	983,028
Total Investments	$464,532,332	$68,140,135	$—	$532,672,467
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$ 1,133,834	$—	$ 1,133,834
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,440,013)	$—	$(1,440,013)
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2019, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts, Partnership Basis Adjustments and Passive Foreign Investment Company Un-reversed Inclusions.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$39,629,981	$19,646,239
LVIP BlackRock Global Real Estate Fund–16

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$11,805,780
Undistributed long-term capital gains	15,183,596
Other temporary differences	3
Net unrealized appreciation	66,110,770
Distributable earnings/(accumulated loss)	$93,100,149
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
In 2019, the Fund utilized $8,785,636 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	20,853,854	21,151,042
Service Class	889,715	1,074,956
Shares reinvested:
Standard Class	3,350,485	1,749,388
Service Class	817,226	423,063
	25,911,280	24,398,449
Shares redeemed:
Standard Class	(25,859,174)	(8,568,808)
Service Class	(2,245,454)	(2,059,897)
	(28,104,628)	(10,628,705)
Net increase (decrease)	(2,193,348)	13,769,744
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2019, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Swap Contracts–The Fund enters into interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
LVIP BlackRock Global Real Estate Fund–17

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Contracts for Difference — The Fund may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the U.S. Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses.
During the year ended December 31, 2019, the Fund used contracts for difference to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$1,133,834	Receivables and other assets net of liabilities	$(1,440,013)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 40,654	$(306,179)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	881,694	—
Total		$922,348	$(306,179)
LVIP BlackRock Global Real Estate Fund–18

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$54,288,563	$48,620,354
Contracts for difference swap contract (average notional volume)	515,135	—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ 168,348	$ (125,482)	$ 42,866
Barclays Bank PLC	43,002	(11,010)	31,992
Citigroup Global Markets	33,656	(26,440)	7,216
Deutsche Bank	26,447	(48,287)	(21,840)
Goldman Sachs International	522	(16,106)	(15,584)
Hong Kong Shanghai Bank	208,646	(46,319)	162,327
JPMorgan Chase Bank	306,028	(209,132)	96,896
Standard Chartered Bank	164,741	(414,635)	(249,894)
State Street Bank & Trust Company	155,780	(451,331)	(295,551)
UBS AG	26,664	(91,271)	(64,607)
Total	$1,133,834	$(1,440,013)	$(306,179)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ 42,866	$—	$—	$—	$—	$ 42,866
Barclays Bank PLC	31,992	—	—	—	—	31,992
Citigroup Global Markets	7,216	—	—	—	—	7,216
Deutsche Bank	(21,840)	—	—	—	—	(21,840)
Goldman Sachs International	(15,584)	—	—	—	—	(15,584)
Hong Kong Shanghai Bank	162,327	—	—	—	—	162,327
JPMorgan Chase Bank	96,896	—	—	—	—	96,896
Standard Chartered Bank	(249,894)	—	—	—	—	(249,894)
State Street Bank & Trust Company	(295,551)	—	—	—	—	(295,551)
UBS AG	(64,607)	—	—	—	—	(64,607)
Total	$(306,179)	$—	$—	$—	$—	$(306,179)
1 Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
LVIP BlackRock Global Real Estate Fund–19

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Real Estate Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Global Real Estate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP BlackRock Global Real Estate Fund–21

LVIP BlackRock Global Real Estate Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Real Estate funds category and the FTSE EPRA/NAREIT Developed NR USD Index. The Board considered that in February 2019 BlackRock Investment Management, LLC replaced the prior subadviser to the Fund. The Board also considered LIAC’s view that it believes the Fund can achieve its performance objective over a full market cycle. The Board concluded that the services provided were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management
LVIP BlackRock Global Real Estate Fund–22

LVIP BlackRock Global Real Estate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP BlackRock Global Real Estate Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Global Real Estate Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP BlackRock Global Real Estate Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Real Estate Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Real Estate Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Real Estate Fund–28

LVIP BlackRock Inflation Protected Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Inflation Protected Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Financial Management, Inc.
The Fund returned 5.89% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged1, returned 6.19%.
The global markets in 2019 were influenced by growth concerns and geopolitical uncertainty. The year started with a broad risk-on tone but turned cautionary into Q2 as rates globally significantly rallied. The flight-to-safety was triggered by rising recessionary fears, escalating US-China tensions, and tightening financial conditions. The trend continued through Q3 2019 when the recession fears swelled after a slew of negative data surprises around the world. As the year progressed, sentiment turned upbeat when US-China tensions eased, with the two sides striking an unexpected “Phase 1” trade deal in December. The Federal Reserve (Fed) smoothed policy concerns by cutting interest rates three times in 2019. The European Central Bank restarted its Quantitative Easing program in November and lowered the deposit rate to -0.5%. In December, PM Johnson’s Conservative Party notched a crucial landslide win in the UK general election, securing a majority victory that will allow him to proceed with his Brexit plan.
In the wake of a difficult end to the 2018 year, financial markets rebounded on a dramatic shift in policy stance from the Federal Reserve. This shift supported a “risk-on” tone in the market that was supportive of overall positioning in Q1, particularly in US breakevens. As geopolitical risks rose in the second quarter around US-China trade negotiations and as the Fed joined central banks globally in a bout of synchronous easing in Q3, the Fund’s overweight in US real rates also contributed to positive performance. Though the Fund’s UK breakevens short detracted from performance throughout most of the year, the eventual breakthrough in Brexit negotiations and Prime Minister Boris Johnson’s election victory helped drive positive performance via the Fund’s US vs. UK breakevens expression, particularly in Q4. Detracting from performance was the Fund’s US and German nominal rates positioning. Though the team tactically traded rates throughout the year, the Fund was broadly biased to be underweight US nominal rates. Disappointing manufacturing Purchasing Managers’ Indexes in Europe, deteriorating growth conditions abroad, and the inversion of the 3-month/10-year US nominal yield curve in March led rates to rally and that rally persisted through August, adversely affecting the portfolio’s performance.
The Fund uses futures to adjust nominal duration and curve positioning, as a rates hedge, or to implement breakeven inflation views. FX forwards are used to hedge currency exposure or to express currency views. With regards to the LIBOR transition, the Fund’s sub-advisory team sees no issues given that BlackRock is well ahead of the planning in anticipation of the move. BlackRock Global Fixed Income’s own Jack Hattem sits on the Fed’s Alternative Reference Rates Committee (ARRC). This is not expected to have a material effect on the Fund.
Portfolio Managers:
BlackRock Financial Management, Inc.:	Akiva Dickstein
Chris Allen
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/3/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Inflation Protected Bond Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,607 for the Standard Class shares and to $12,306 for the Service Class shares. For comparison, look at how the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged did over the same period. The same $10,000 investment would have increased to $12,806. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 5.89%
Five Years	+ 1.78%
Inception (5/3/10)	+ 2.42%
Service Class Shares
One Year	+ 5.62%
Five Years	+ 1.52%
Inception (5/3/10)	+ 2.17%
1. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,015.00	0.49%	$2.49
Service Class Shares	1,000.00	1,013.70	0.74%	3.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.49%	$2.50
Service Class Shares	1,000.00	1,021.50	0.74%	3.77

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Non-Agency Collateralized Mortgage Obligations	0.02%
Non-Agency Commercial Mortgage-Backed Securities	0.27%
Sovereign Bonds	42.89%
Australia	0.83%
Canada	0.69%
Denmark	0.29%
France	10.79%
Germany	2.21%
Italy	9.98%
Japan	8.79%
New Zealand	0.08%
Spain	1.71%
Sweden	0.96%
United Kingdom	6.56%
U.S. Treasury Obligations	54.02%
Money Market Fund	2.77%
Total Investments	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	55.58%
AAA	5.27%
AA	16.66%
A	8.99%
BBB	10.33%
Non-Rated	3.17%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.
LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets
December 31, 2019
		Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.02%
ABN Amro Mortgage Series 2003-4 A4 5.50% 3/25/33		40,777	$ 41,859
♦CHL Mortgage Pass-Through Trust Series 2004-5 2A4 5.50% 5/25/34		70,933	72,478
♦WaMu Mortgage Pass-Through Certificates Trust Series 2003-S11 3A5 5.95% 11/25/33		82,188	83,865
Total Non-Agency Collateralized Mortgage Obligations (Cost $199,579)			198,202
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.27%
BAMLL Commercial Mortgage Securities Trust Series 2012-PARK A 2.96% 12/10/30		1,014,000	1,036,972
BB-UBS Trust Series 2012-SHOW A 3.43% 11/5/36		930,000	964,571
Goldman Sachs Mortgage Securities Trust Series 2012-ALOH A 3.55% 4/10/34		883,000	902,431
•Irvine Core Office Trust Series 2013-IRV A2 3.17% 5/15/48		798,000	819,364
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 A4 2.92% 2/15/46		357,000	363,073
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $4,048,955)			4,086,411
ΔSOVEREIGN BONDS–42.89%
Australia–0.83%
Australia Government Bonds
0.75% 11/21/27	AUD	1,155,000	899,136
1.25% 2/21/22	AUD	5,255,000	4,407,645
1.25% 8/21/40	AUD	1,000,000	903,061
3.00% 9/20/25	AUD	6,115,000	6,305,662
			12,515,504
Canada–0.69%
Canadian Government Real Return Bonds
4.00% 12/1/31	CAD	351,247	386,776
4.25% 12/1/21	CAD	4,899,418	4,054,834
4.25% 12/1/26	CAD	6,018,663	5,880,079
			10,321,689
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Denmark–0.29%
Denmark Inflation Linked Government Bond 0.10% 11/15/23	DKK	26,725,799	$ 4,279,714
			4,279,714
France–10.79%
French Republic Government Bond O.A.T
0.10% 3/1/21	EUR	8,341,297	9,501,700
0.10% 3/1/25	EUR	12,369,931	14,783,715
0.10% 3/1/28	EUR	8,365,896	10,247,993
0.10% 3/1/29	EUR	14,904,616	18,439,644
0.25% 7/25/24	EUR	11,376,887	13,731,834
1.10% 7/25/22	EUR	26,777,285	32,062,313
1.85% 7/25/27	EUR	21,605,952	29,963,771
2.10% 7/25/23	EUR	14,844,708	18,676,108
3.40% 7/25/29	EUR	768,339	1,244,999
3.40% 7/25/29	EUR	7,989,426	12,945,878
			161,597,955
Germany–2.21%
Deutsche Bundesrepublik Inflation Linked Bonds
0.10% 4/15/23	EUR	14,583,782	17,044,317
0.10% 4/15/26	EUR	13,200,096	16,111,507
			33,155,824
Italy–9.98%
Italy Buoni Poliennali Del Tesoro Inflation Linked Bonds
0.10% 5/15/22	EUR	19,694,142	22,346,510
0.10% 5/15/23	EUR	7,114,752	8,079,178
0.45% 5/22/23	EUR	295,115	332,848
1.25% 9/15/32	EUR	901,615	1,081,171
1.30% 5/15/28	EUR	44,073,867	53,011,997
2.10% 9/15/21	EUR	14,037,129	16,532,971
2.35% 9/15/24	EUR	9,091,773	11,417,848
2.60% 9/15/23	EUR	18,334,117	22,854,305
3.10% 9/15/26	EUR	10,224,294	13,781,621
			149,438,449
Japan–8.79%
Japanese Government CPI Linked Bonds
0.10% 9/10/23	JPY	677,789,900	6,315,975
0.10% 3/10/24	JPY	458,964,000	4,285,297
0.10% 9/10/24	JPY	1,045,984,500	9,780,684
0.10% 3/10/25	JPY	1,705,907,900	15,974,978
0.10% 3/10/26	JPY	1,608,413,537	15,113,803
0.10% 3/10/27	JPY	2,645,681,925	24,970,290
0.10% 3/10/28	JPY	3,176,619,363	30,054,436
0.10% 3/10/29	JPY	2,668,926,624	25,251,084
			131,746,547
LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
New Zealand–0.08%
New Zealand Government Inflation Linked Bond 2.50% 9/20/40	NZD	1,332,000	$ 1,220,717
			1,220,717
Spain–1.71%
Spain Government Inflation Linked Bonds
0.15% 11/30/23	EUR	1,046,140	1,230,990
0.30% 11/30/21	EUR	7,768,298	8,974,902
1.80% 11/30/24	EUR	12,040,620	15,430,751
			25,636,643
Sweden–0.96%
Sweden Inflation Linked Bonds
0.13% 6/1/26	SEK	12,325,000	1,590,439
0.13% 12/1/27	SEK	4,090,000	533,702
0.25% 6/1/22	SEK	22,950,000	2,781,585
1.00% 6/1/25	SEK	31,395,000	4,158,928
3.50% 12/1/28	SEK	25,000,000	5,273,452
			14,338,106
United Kingdom–6.56%
United Kingdom Gilt Inflation Linked Bonds
0.13% 3/22/24	GBP	3,869,540	5,671,324
0.13% 3/22/26	GBP	5,083,192	7,837,830
0.13% 3/22/29	GBP	15,443,279	25,686,314
1.25% 11/22/27	GBP	2,551,516	4,455,373
1.88% 11/22/22	GBP	33,009,006	49,250,332
2.50% 7/17/24	GBP	1,115,000	5,325,121
			98,226,294
Total Sovereign Bonds (Cost $627,124,458)			642,477,442
U.S. TREASURY OBLIGATIONS–54.02%
U. S. Treasury Inflation Indexed Bonds 1.00% 2/15/48		2,942,698	3,255,152
U.S. Treasury Inflation Index 0.25% 7/15/29		30,885,905	31,182,225
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Protected Security
0.13% 1/15/22	1,813,403	$ 1,812,381
0.13% 7/15/22	45,039,348	45,225,853
0.13% 1/15/23	35,677,905	35,672,856
0.13% 7/15/24	55,665,791	55,993,838
0.13% 7/15/26	52,372,161	52,533,064
0.25% 1/15/25	78,100,369	78,789,066
0.38% 7/15/23	30,816,921	31,241,163
0.38% 7/15/25	39,758,430	40,565,410
0.38% 1/15/27	54,824,529	55,651,528
0.38% 7/15/27	49,531,066	50,518,606
0.50% 1/15/28	35,701,075	36,620,030
0.63% 4/15/23	38,003,834	38,590,252
0.63% 1/15/24	35,715,473	36,469,547
0.63% 1/15/26	63,188,592	65,119,988
0.75% 7/15/28	38,919,440	40,939,849
0.88% 1/15/29	41,067,585	43,604,923
∞1.00% 2/15/49	17,675,987	19,635,244
1.75% 1/15/28	9,617,667	10,803,226
2.00% 1/15/26	5,399,964	6,001,872
2.38% 1/15/25	12,918,688	14,396,789
2.38% 1/15/27	580,589	670,085
∞2.50% 1/15/29	5,542,169	6,678,512
3.88% 4/15/29	5,353,360	7,142,121
Total U.S. Treasury Obligations (Cost $782,880,280)		809,113,580

	Number of Shares
MONEY MARKET FUND–2.77%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	41,518,413	41,518,413
Total Money Market Fund (Cost $41,518,413)		41,518,413

TOTAL INVESTMENTS–99.97% (Cost $1,455,771,685)	1,497,394,048
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	498,883
NET ASSETS APPLICABLE TO 149,064,912 SHARES OUTSTANDING –100.00%	$1,497,892,931
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($706,435,926 / 70,305,777 Shares)	$10.048
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($791,457,005 / 78,759,135 Shares)	$10.049
LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$1,591,316,884
Distributable earnings/(accumulated loss)	(93,423,953)
TOTAL NET ASSETS	$1,497,892,931

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
Δ Securities have been classified by country of origin.
∞ Fully or partially pledged as collateral for futures contracts.
★ Includes $219,206 variation margin due from broker on futures contracts, $10,726,675 payable for securities purchased, $994,518 payable for fund shares redeemed, $169,089 other accrued expenses payable and $739,330 due to manager and affiliates as of December 31, 2019.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2019:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	SEK	(138,980,000)	USD	14,582,429	2/5/20	$ —	$ (281,535)
BMO	GBP	454,514	USD	(600,060)	2/5/20	2,602	—
BOA	CAD	(3,943,585)	USD	2,995,000	3/18/20	—	(42,747)
BOA	GBP	(192,000)	USD	250,155	2/5/20	—	(4,427)
CITI	AUD	(17,756,000)	USD	12,022,410	2/5/20	—	(449,077)
CITI	GBP	(71,433,000)	USD	92,533,801	2/5/20	—	(2,182,764)
CITI	GBP	6,324,000	USD	(8,296,687)	2/5/20	88,619	—
GSI	EUR	(1,636,000)	USD	1,817,924	2/5/20	—	(21,266)
HSBC	EUR	2,089,410	USD	(2,315,437)	2/5/20	33,477	—
JPMC	EUR	(2,774,317)	USD	3,120,593	2/5/20	1,708	—
JPMC	GBP	482,263	USD	(639,491)	2/5/20	—	(35)
MSC	AUD	(2,370,000)	USD	1,626,698	3/18/20	—	(39,682)
MSC	CAD	24,366,999	USD	(18,501,698)	3/18/20	268,224	—
MSC	EUR	6,873,000	USD	(7,705,526)	1/2/20	4,879	—
MSC	EUR	(351,501,000)	USD	389,096,938	2/5/20	—	(6,060,291)
MSC	EUR	23,127,000	USD	(25,714,551)	2/5/20	284,810	—
MSC	EUR	1,470,000	USD	(1,648,506)	3/18/20	8,515	—
MSC	GBP	(6,131,000)	USD	8,059,545	2/5/20	—	(69,853)
MSC	JPY	(1,623,230,000)	USD	14,961,565	1/6/20	16,945	—
MSC	NZD	(1,929,000)	USD	1,257,500	2/5/20	—	(41,791)
NAB	DKK	(26,930,000)	USD	3,991,227	2/5/20	—	(61,078)
NAB	EUR	(729,000)	USD	811,022	2/5/20	—	(8,520)
UBS	CAD	(13,768,000)	USD	10,358,672	2/5/20	—	(245,747)
UBS	JPY	(14,977,434,000)	USD	137,361,402	2/5/20	—	(755,705)
UBS	JPY	600,204,000	USD	(5,532,186)	2/5/20	2,703	—
WBC	GBP	(3,784,000)	USD	4,898,695	2/5/20	—	(118,699)
Total Foreign Currency Exchange Contracts						$712,482	$(10,383,217)

[1]	See Note 7 in Notes to Financial Statements.
LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
455	Canadian Government Bond	$ 48,171,730	$ 48,899,776	3/20/20	$ —	$ (728,046)
(259)	Euro-BTP	(41,387,520)	(41,305,477)	3/6/20	—	(82,043)
(172)	Euro-Bund	(32,893,044)	(33,272,956)	3/6/20	379,912	—
(50)	Euro-O.A.T.	(9,128,955)	(9,242,205)	3/6/20	113,250	—
606	Euro-Schatz	76,067,443	76,119,036	3/6/20	—	(51,593)
(10)	Japan 10 yr Bonds (OSE)	(14,005,798)	(13,990,214)	3/13/20	—	(15,584)
255	Long Gilt	44,376,610	44,737,207	3/27/20	—	(360,597)
231	U.S. Treasury 2 yr Notes	49,780,500	49,810,958	3/31/20	—	(30,458)
(130)	U.S. Treasury Bonds	(23,615,312)	(24,285,761)	3/20/20	670,449	—
(459)	U.S. Treasury Note	(64,582,734)	(65,428,244)	3/20/20	845,510	—
Total Futures Contracts					$2,009,121	$(1,268,321)

[1]	See Note 7 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
AUD–Australian Dollar
BAMLL–Bank of America Merrill Lynch Large Loan
BCLY–Barclays Bank
BOA–Bank of America
BTP–Buoni del Tesoro Poliennali
CAD–Canadian Dollar
CITI–Citigroup Global Markets
CPI–Consumer Price Index
DKK–Danish Krone
EUR–Euro
GBP–British Pound Sterling
GSI–Goldman Sachs International
HSBC–Hong Kong and Shanghai Banking Corporation
JPMC–JPMorgan Chase
JPY–Japanese Yen
MSC–Morgan Stanley & Co.
NAB–National Australia Bank
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
OSE–Osaka Securities Exchange
SEK–Swedish Krona
USD–United States Dollar
WBC–Westpac Banking Corporation
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$ 24,297,588
EXPENSES:
Management fees	6,619,299
Distribution fees-Service Class	1,986,645
Shareholder servicing fees	461,774
Accounting and administration expenses	308,571
Reports and statements to shareholders	118,178
Custodian fees	105,400
Professional fees	62,777
Trustees’ fees and expenses	49,469
Pricing fees	16,354
Consulting fees	3,050
Other	23,275
Total operating expenses	9,754,792
NET INVESTMENT INCOME	14,542,796
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	8,192,600
Foreign currencies	362,982
Foreign currency exchange contracts	25,380,828
Futures contracts	(13,719,126)
Net realized gain	20,217,284
Net change in unrealized appreciation (depreciation) of:
Investments	55,418,465
Foreign currencies	127,790
Foreign currency exchange contracts	(3,501,871)
Futures contracts	2,355,216
Net change in unrealized appreciation (depreciation)	54,399,600
NET REALIZED AND UNREALIZED GAIN	74,616,884
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 89,159,680
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 14,542,796	$ 22,612,157
Net realized gain	20,217,284	42,679,471
Net change in unrealized appreciation (depreciation)	54,399,600	(62,784,310)
Net increase in net assets resulting from operations	89,159,680	2,507,318
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(15,840,209)	(21,709,280)
Service Class	(15,683,782)	(21,359,376)
Return of capital:
Standard Class	(173,242)	(17,346,157)
Service Class	(171,531)	(17,066,588)
	(31,868,764)	(77,481,401)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	122,587,496	505,310,497
Service Class	59,952,275	81,060,031
Reinvestment of dividends and distributions:
Standard Class	16,013,451	39,055,437
Service Class	15,855,313	38,425,964
	214,408,535	663,851,929
Cost of shares redeemed:
Standard Class	(227,689,647)	(114,972,532)
Service Class	(108,880,721)	(134,998,102)
	(336,570,368)	(249,970,634)
Increase (decrease) in net assets derived from capital share transactions	(122,161,833)	413,881,295
NET INCREASE (DECREASE) IN NET ASSETS	(64,870,917)	338,907,212
NET ASSETS:
Beginning of year	1,562,763,848	1,223,856,636
End of year	$1,497,892,931	$1,562,763,848
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.709	$ 10.209	$ 10.158	$ 9.936	$ 10.351
Income (loss) from investment operations:
Net investment income[1]	0.104	0.170	0.108	0.021	0.010
Net realized and unrealized gain (loss)	0.467	(0.143)	0.112	0.334	(0.302)
Total from investment operations	0.571	0.027	0.220	0.355	(0.292)
Less dividends and distributions from:
Net investment income	(0.229)	(0.293)	(0.169)	(0.133)	(0.123)
Return of capital	(0.003)	(0.234)	—	—	—
Total dividends and distributions	(0.232)	(0.527)	(0.169)	(0.133)	(0.123)
Net asset value, end of period	$ 10.048	$ 9.709	$ 10.209	$ 10.158	$ 9.936
Total return[2]	5.89%	0.27%	2.18%	3.57%	(2.82%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$706,436	$766,173	$373,352	$530,309	$537,382
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.47%	0.46%
Ratio of net investment income to average net assets	1.04%	1.68%	1.05%	0.21%	0.10%
Portfolio turnover	100%	107%	101%	82%	367%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.710	$ 10.184	$ 10.158	$ 9.912	$ 10.352
Income (loss) from investment operations:
Net investment income (loss)[1]	0.079	0.145	0.082	(0.004)	(0.016)
Net realized and unrealized gain (loss)	0.466	(0.143)	0.113	0.332	(0.301)
Total from investment operations	0.545	0.002	0.195	0.328	(0.317)
Less dividends and distributions from:
Net investment income	(0.204)	(0.265)	(0.169)	(0.082)	(0.123)
Return of capital	(0.002)	(0.211)	—	—	—
Total dividends and distributions	(0.206)	(0.476)	(0.169)	(0.082)	(0.123)
Net asset value, end of period	$ 10.049	$ 9.710	$ 10.184	$ 10.158	$ 9.912
Total return[2]	5.62%	0.02%	1.94%	3.30%	(3.07%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$791,457	$796,591	$850,504	$805,119	$795,414
Ratio of expenses to average net assets	0.74%	0.74%	0.74%	0.72%	0.71%
Ratio of net investment income (loss) to average net assets	0.79%	1.43%	0.80%	(0.04%)	(0.15%)
Portfolio turnover	100%	107%	101%	82%	367%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $500 million.   The management fee is calculated daily and paid monthly.
BlackRock Financial Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$91,579
Legal	18,140
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $85,276 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$534,942
Distribution fees payable to LFD	166,971
Printing and mailing fees payable to Lincoln Life	173
Shareholder servicing fees payable to Lincoln Life	37,244
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities sales of $20,404,823, which resulted in net realized gains of $331,004.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$767,307,713
Purchases of U.S. government securities	808,647,534
Sales other than U.S. government securities	833,751,655
Sales of U.S. government securities	904,429,911
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,465,085,667
Aggregate unrealized appreciation of investments and derivatives	$ 46,387,499
Aggregate unrealized depreciation of investments and derivatives	(14,878,947)
Net unrealized appreciation of investments and derivatives	$ 31,508,552
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Non-Agency Collateralized Mortgage Obligations	$ —	$ 198,202	$—	$ 198,202
Non-Agency Commercial Mortgage-Backed Securities	—	4,086,411	—	4,086,411
Sovereign Bonds	—	642,477,442	—	642,477,442
U.S. Treasury Obligations	—	809,113,580	—	809,113,580
Money Market Fund	41,518,413	—	—	41,518,413
Total Investments	$41,518,413	$1,455,875,635	$—	$1,497,394,048
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 712,482	$—	$ 712,482
Futures Contracts	$ 2,009,121	$ —	$—	$ 2,009,121
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(10,383,217)	$—	$(10,383,217)
Futures Contracts	$(1,268,321)	$ —	$—	$ (1,268,321)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and straddle, mark-to-market on forward contracts and mark-to-market on futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$31,523,991	$43,068,656
Return of capital	344,773	34,412,745
Total	$31,868,764	$77,481,401
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(98,621,189)
Other temporary differences	(30,987,446)
Net unrealized appreciation	36,184,682
Distributable earnings/(accumulated loss)	$(93,423,953)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to prior year tax return of capital true up adjustments:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(6,969,597)	$6,969,597
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$36,541,208	$62,079,981	$98,621,189
In 2019, the Fund utilized $7,089,662 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	12,243,913	49,708,543
Service Class	5,985,961	8,000,400
Shares reinvested:
Standard Class	1,599,745	3,997,307
Service Class	1,583,631	3,935,158
	21,413,250	65,641,408
Shares redeemed:
Standard Class	(22,452,552)	(11,360,570)
Service Class	(10,852,011)	(13,406,642)
	(33,304,563)	(24,767,212)
Net increase (decrease)	(11,891,313)	40,874,196
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2019, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the
LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2019, the Fund pledged securities with a value of $3,697,100 as collateral for futures contracts.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 712,482	Receivables and other assets net of liabilities	$(10,383,217)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	2,009,120	Receivables and other assets net of liabilities	(1,268,321)
Total		$2,721,602		$(11,651,538)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 25,380,828	$(3,501,871)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(13,719,126)	2,355,216
Total		$ 11,661,702	$(1,146,655)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$401,875,059	$1,030,283,110
Futures contracts (average notional value)	148,660,040	252,283,747
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
LVIP BlackRock Inflation Protected Bond Fund–17

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ —	$ (47,174)	$ (47,174)
Barclays Bank PLC	—	(281,535)	(281,535)
BMO Capital Markets	2,602	—	2,602
Citigroup Global Markets	88,619	(2,631,841)	(2,543,222)
Goldman Sachs International	—	(21,266)	(21,266)
Hong Kong Shanghai Bank	33,477	—	33,477
JPMorgan Chase Bank	1,708	(35)	1,673
Morgan Stanley Capital	583,373	(6,211,617)	(5,628,244)
National Australia Bank Limited	—	(69,598)	(69,598)
UBS AG	2,703	(1,001,452)	(998,749)
Westpac Banking Corp.	—	(118,699)	(118,699)
Total	$712,482	$(10,383,217)	$(9,670,735)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ (47,174)	$—	$—	$—	$—	$ (47,174)
Barclays Bank PLC	(281,535)	—	—	—	—	(281,535)
BMO Capital Markets	2,602	—	—	—	—	2,602
Citigroup Global Markets	(2,543,222)	—	—	—	—	(2,543,222)
Goldman Sachs International	(21,266)	—	—	—	—	(21,266)
Hong Kong Shanghai Bank	33,477	—	—	—	—	33,477
JPMorgan Chase Bank	1,673	—	—	—	—	1,673
Morgan Stanley Capital	(5,628,244)	—	—	—	—	(5,628,244)
National Australia Bank Limited	(69,598)	—	—	—	—	(69,598)
UBS AG	(998,749)	—	—	—	—	(998,749)
Westpac Banking Corp.	(118,699)	—	—	—	—	(118,699)
Total	$(9,670,735)	$—	$—	$—	$—	$(9,670,735)

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Inflation Protected Bond Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Inflation Protected Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP BlackRock Inflation Protected Bond Fund–20

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP BlackRock Inflation Protected Bond Fund–21

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the LVIP BlackRock Inflation Protected Bond Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP BlackRock Inflation Protected Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Bloomberg Barclays World Government IL 1-10 Year Hedged Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the three-year period and below the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, and the subadvisory fees of a comparable fund subadvised by BlackRock. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Inflation Protected Bond Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Inflation Protected Bond Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP BlackRock Inflation Protected Bond Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Inflation Protected Bond Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Inflation Protected Bond Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Inflation Protected Bond Fund–27

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned 18.90% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the BlackRock U.S. Growth ETF Allocation composite1, returned 22.51% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond IndexSM2, returned 8.72%.
U.S. markets soared in 2019. Risk appetite was boosted broadly by expectations of a U.S. and China trade deal, stable economic growth, and easy monetary policy. Nearly all asset classes experienced positive returns, so the winning investment strategy in 2019 seemed to be buy just about anything.
The S&P 500®Index3 closed out 2019 with a 31.5% return, the second-best annual return for U.S. equity markets in the past 2 decades. And among equity factors, minimum volatility held up well. Minimum volatility returned 28.0% as measured by the MSCI USA Minimum Volatility Index4.
Bond market investors had much the same experience as those focused on equity. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment grade bond market, gained 8.7% in 2019. Following a cycle of higher interest rates in 2018, slowing economic growth and the protracted trade dispute between the U.S. and China prompted central banks to adopt or signal more accommodative monetary policies beginning January 2019. Low inflation and weak economic indicators led investors to anticipate continued stimulative policies from the world’s central banks. Consequently, global bond yields (which are inversely related to prices) largely declined resulting in gains for bond portfolios.
The Fund is a strategic asset allocation portfolio which uses passive instruments designed to closely mimic the performance of its composite benchmark. Sector, asset class and security level decisions are not actively managed. The primary drivers of differences in return between the fund and its composite benchmark were acquired fund expenses and ETF premium/discount differences from NAV.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in 2018 Q4 and subsequent sharp market recovery in 2019 Q1 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture from market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Alan Mason
Amy Whitelaw
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/16 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,848 for the Standard Class shares and to $13,673 for the Service Class shares. For comparison, look at how the BlackRock U.S. Growth ETF Allocation composite and Bloomberg Barclays U.S. Aggregate Bond IndexSM did over the same period. The same $10,000 investment would have increased to $14,570 and $11,173, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 18.90%
Inception (5/2/16)	+ 9.29%
Service Class Shares
One Year	+ 18.48%
Inception (5/2/16)	+ 8.91%
1. BlackRock U.S. Growth ETF Allocation composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 29% S&P 500 Index, 25% MSCI USA Minimum Volatility Index, 7% S&P MidCap 400 Index and 9% Russell 2000 Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
4. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe.The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,067.30	0.31%	$1.62
Service Class Shares	1,000.00	1,065.50	0.66%	3.44
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,021.80	0.66%	3.36

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.21%
Equity Funds	70.13%
Fixed Income Funds	26.77%
Money Market Fund	3.31%
Total Investments	100.21%
Liabilities Net of Receivables and Other Assets	(0.21%)
Total Net Assets	100.00%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.21%
Equity Funds–70.13%
iShares Core S&P 500 ETF	500,752	$ 161,863,077
iShares Core S&P Mid-Cap ETF	189,220	38,945,260
iShares Edge MSCI Min Vol USA ETF	2,108,847	138,340,363
iShares Russell 2000 ETF	307,527	50,947,998
		390,096,698
Fixed Income Funds–26.77%
iShares Broad USD Investment Grade Corporate Bond ETF	425,396	24,800,587
iShares Core U.S. Aggregate Bond ETF	659,340	74,090,036
iShares Core U.S. Treasury Bond ETF	966,049	25,059,311
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	230,903	$ 24,951,378
		148,901,312
Money Market Fund–3.31%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	18,446,051	18,446,051
		18,446,051
Total Investment Companies (Cost $475,311,168)		557,444,061

TOTAL INVESTMENTS–100.21% (Cost $475,311,168)	557,444,061
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.21%)	(1,164,983)
NET ASSETS APPLICABLE TO 42,813,951 SHARES OUTSTANDING–100.00%	$556,279,078
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($11,863,899 / 912,065 Shares)	$13.008
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($544,415,179 / 41,901,886 Shares)	$12.993
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$488,002,893
Distributable earnings/(accumulated loss)	68,276,185
TOTAL NET ASSETS	$556,279,078

★ Includes $120,400 cash collateral held at broker for futures contracts, $3,140,926 payable for securities purchased, $13,778 payable for fund shares redeemed, $43,508 other accrued expenses payable, $286,808 due to manager and affiliates and $4,003 variation margin due to broker on futures contracts as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
172	U.S. Treasury 5 yr Notes	$20,400,813	$20,465,451	3/31/20	$—	$(64,638)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 9,453,534
Interest	242,972
9,696,506
EXPENSES:
Distribution fees-Service Class	1,473,847
Management fees	1,074,580
Shareholder servicing fees	124,651
Accounting and administration expenses	92,317
Professional fees	28,654
Reports and statements to shareholders	19,068
Trustees’ fees and expenses	12,241
Consulting fees	4,094
Custodian fees	4,087
Pricing fees	308
Other	6,174
Total operating expenses	2,840,021
NET INVESTMENT INCOME	6,856,485
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(368,184)
Futures contracts	(5,105,231)
Net realized loss	(5,473,415)
Net change in unrealized appreciation (depreciation) of:
Investments	73,945,035
Futures contracts	(4,008,567)
Net change in unrealized appreciation (depreciation)	69,936,468
NET REALIZED AND UNREALIZED GAIN	64,463,053
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,319,538
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,856,485	$ 4,528,693
Net realized loss	(5,473,415)	(3,766,842)
Net change in unrealized appreciation (depreciation)	69,936,468	(12,112,862)
Net increase (decrease) in net assets resulting from operations	71,319,538	(11,351,011)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(281,749)	(87,268)
Service Class	(11,422,766)	(3,922,330)
	(11,704,515)	(4,009,598)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,292,121	2,811,572
Service Class	173,978,925	105,819,723
Reinvestment of dividends and distributions:
Standard Class	281,749	87,268
Service Class	11,422,766	3,922,330
	190,975,561	112,640,893
Cost of shares redeemed:
Standard Class	(846,530)	(501,682)
Service Class	(26,565,511)	(26,293,210)
	(27,412,041)	(26,794,892)
Increase in net assets derived from capital share transactions	163,563,520	85,846,001
NET INCREASE IN NET ASSETS	223,178,543	70,485,392
NET ASSETS:
Beginning of year	333,100,535	262,615,143
End of year	$556,279,078	$333,100,535
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended			5/2/16 [1] to12/31/16
	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 11.225	$ 11.719	$ 10.463	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.240	0.217	0.184	0.174
Net realized and unrealized gain (loss)	1.874	(0.538)	1.228	0.378
Total from investment operations	2.114	(0.321)	1.412	0.552
Less dividends and distributions from:
Net investment income	(0.207)	(0.173)	(0.156)	(0.089)
Net realized gain	(0.124)	—	— [3]	—
Total dividends and distributions	(0.331)	(0.173)	(0.156)	(0.089)
Net asset value, end of period	$ 13.008	$ 11.225	$ 11.719	$ 10.463
Total return[4]	18.90%	(2.74%)	13.49%	5.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 11,864	$ 5,937	$ 3,784	$ 1,444
Ratio of expenses to average net assets[5]	0.32%	0.32%	0.32%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.32%	0.32%	0.38%
Ratio of net investment income to average net assets	1.94%	1.82%	1.64%	2.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.94%	1.82%	1.64%	2.48%
Portfolio turnover	3%	5%	3%	14%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	For the year ended December 31, 2017, net realized gain distributions of $57 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended			5/2/16 [1] to12/31/16
	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 11.221	$ 11.718	$ 10.464	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.196	0.174	0.144	0.150
Net realized and unrealized gain (loss)	1.872	(0.534)	1.226	0.377
Total from investment operations	2.068	(0.360)	1.370	0.527
Less dividends and distributions from:
Net investment income	(0.172)	(0.137)	(0.116)	(0.063)
Net realized gain	(0.124)	—	— [3]	—
Total dividends and distributions	(0.296)	(0.137)	(0.116)	(0.063)
Net asset value, end of period	$ 12.993	$ 11.221	$ 11.718	$ 10.464
Total return[4]	18.48%	(3.07%)	13.10%	5.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$544,415	$327,163	$258,831	$127,286
Ratio of expenses to average net assets[5]	0.67%	0.67%	0.67%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.67%	0.67%	0.73%
Ratio of net investment income to average net assets	1.59%	1.47%	1.29%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.47%	1.29%	2.13%
Portfolio turnover	3%	5%	3%	14%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	For the year ended December 31, 2017, net realized gain distributions of $4,399 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Prior to May 1, 2019, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceeded 0.37% of the average daily net assets for the Standard Class and 0.72% for the Service Class. The reimbursement was accrued daily and received monthly.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$23,634
Legal	4,656
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,474 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$115,327
Distribution fees payable to LFD	158,103
Shareholder servicing fees payable to Lincoln Life	13,378
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$154,256,905
Sales	10,537,542
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$476,382,419
Aggregate unrealized appreciation of investments and derivatives	$ 81,061,642
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 81,061,642
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$557,444,061	$—	$—	$557,444,061
Derivatives:
Liabilities:
Futures Contract	$ (64,638)	$—	$—	$ (64,638)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$9,094,829	$4,009,598
Long-term capital gains	2,609,686	—
Total	$11,704,515	$4,009,598
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 290,784
Capital loss carryforward	(1,628,480)
Other temporary differences	(11,447,761)
Net unrealized appreciation	81,061,642
Distributable earnings/(accumulated loss)	$ 68,276,185
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$488,481	$1,139,999	$1,628,480
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	431,071	240,352
Service Class	14,005,139	8,935,897
Shares reinvested:
Standard Class	21,869	7,808
Service Class	889,477	350,766
	15,347,556	9,534,823
Shares redeemed:
Standard Class	(69,827)	(42,094)
Service Class	(2,148,882)	(2,218,786)
	(2,218,709)	(2,260,880)
Net increase	13,128,847	7,273,943
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(64,638)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(6,200,957)	$(2,791,131)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,095,726	(1,217,436)
Total		$(5,105,231)	$(4,008,567)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$26,650,944	$12,602,437
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–15

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by the subadviser in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-year period ended March 31, 2019. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall Fund performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Managed Risk Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the BlackRock U.S. Growth ETF Allocation Index. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that BlackRock stated that it managed no comparable funds using the same benchmark and the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Fund invests.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–23

LVIP Blended Large Cap Growth Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Blended Large Cap Growth Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Large Cap Growth Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Goldman Sachs Asset Management, L.P.
Wellington Management Company LLP
SSGA Funds Management, Inc.
The Fund returned 19.93% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 1000® Growth Index1, returned 36.39%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500 Index2 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund utilizes a volatility management overlay and invests predominantly in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth. During calendar year 2019, exposure to value-oriented equities generally detracted from relative returns.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Jay Shearon
Alex Zeng
Goldman Sachs Asset Management, L.P.:	Osman Ali
Len Ioffe
Dennis Walsh
Wellington Management Company LLP:	Mary L. Pryshlak
Jonathan G. White
SSGA Funds Management, Inc.:	Timothy Furbush
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,393. For comparison, look at how the Russell 1000®

LVIP Blended Large Cap Growth Managed Volatility Fund–1

LVIP Blended Large Cap Growth Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth Index did over the same period. The same $10,000 investment would have increased to $41,234. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 19.93%
Five Years	+ 7.68%
Ten Years	+ 8.87%
Service Class Shares
One Year	+ 19.64%
Five Years	+ 7.41%
Ten Years	+ 8.60%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Blended Large Cap Growth Managed Volatility Fund–2

LVIP Blended Large Cap Growth Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,073.70	0.70%	$3.66
Service Class Shares	1,000.00	1,072.30	0.95%	4.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.70%	$3.57
Service Class Shares	1,000.00	1,020.50	0.95%	4.84

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Blended Large Cap Growth Managed Volatility Fund–3

LVIP Blended Large Cap Growth Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.63%
Aerospace & Defense	2.94%
Air Freight & Logistics	0.19%
Airlines	1.11%
Automobiles	0.17%
Banks	2.16%
Beverages	1.39%
Biotechnology	2.98%
Building Products	0.49%
Capital Markets	1.92%
Chemicals	1.57%
Commercial Services & Supplies	0.44%
Communications Equipment	1.08%
Construction & Engineering	0.04%
Consumer Finance	0.94%
Containers & Packaging	0.43%
Distributors	0.22%
Diversified Consumer Services	0.13%
Diversified Financial Services	0.96%
Diversified Telecommunication Services	0.74%
Electric Utilities	1.11%
Electrical Equipment	0.34%
Electronic Equipment, Instruments & Components	0.75%
Energy Equipment & Services	0.25%
Entertainment	1.58%
Equity Real Estate Investment Trusts	3.05%
Food & Staples Retailing	0.68%
Food Products	0.61%
Health Care Equipment & Supplies	3.56%
Health Care Providers & Services	3.67%
Hotels, Restaurants & Leisure	1.52%
Household Durables	1.28%
Household Products	0.97%
Independent Power and Renewable Electricity Producers	0.53%
Industrial Conglomerates	0.22%
Insurance	1.82%
Interactive Media & Services	7.39%
Internet & Direct Marketing Retail	5.32%
IT Services	6.50%
Leisure Products	0.02%
Life Sciences Tools & Services	1.36%
Machinery	1.37%
Media	1.24%
Metals & Mining	0.12%
Multiline Retail	0.44%
Security Type/Sector	Percentage of Net Assets
Multi-Utilities	0.62%
Oil, Gas & Consumable Fuels	2.07%
Personal Products	0.03%
Pharmaceuticals	3.08%
Professional Services	0.99%
Road & Rail	1.21%
Semiconductors & Semiconductor Equipment	3.79%
Software	9.22%
Specialty Retail	1.55%
Technology Hardware, Storage & Peripherals	6.37%
Tobacco	0.10%
Exchange-Traded Fund	1.29%
Money Market Fund	3.90%
Total Investments	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	6.20%
Microsoft	5.25%
Amazon.com	4.87%
Alphabet Class A & Class C	4.46%
Facebook Class A	2.76%
Visa Class A	2.07%
Bank of America	1.40%
Anthem	1.17%
Lockheed Martin	1.15%
PayPal Holdings	1.03%
Total	30.36%

IT–Information Technology

LVIP Blended Large Cap Growth Managed Volatility Fund–4

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–94.63%
Aerospace & Defense–2.94%
Boeing	17,466	$ 5,689,724
HEICO	25,641	2,926,920
Lockheed Martin	36,492	14,209,255
Raytheon	19,603	4,307,563
United Technologies	60,390	9,044,007
		36,177,469
Air Freight & Logistics–0.19%
FedEx	15,463	2,338,160
		2,338,160
Airlines–1.11%
American Airlines Group	13,732	393,834
Copa Holdings Class A	1,998	215,944
Delta Air Lines	80,534	4,709,628
†JetBlue Airways	200,560	3,754,483
Southwest Airlines	75,508	4,075,922
†United Airlines Holdings	5,962	525,193
		13,675,004
Automobiles–0.17%
General Motors	56,799	2,078,843
		2,078,843
Banks–2.16%
Bank of America	488,958	17,221,101
JPMorgan Chase & Co.	29,455	4,106,027
Popular	37,839	2,223,041
Signature Bank	22,638	3,092,577
		26,642,746
Beverages–1.39%
Coca-Cola	220,285	12,192,775
†Monster Beverage	71,028	4,513,829
PepsiCo	2,734	373,656
		17,080,260
Biotechnology–2.98%
AbbVie	65,115	5,765,282
†Alexion Pharmaceuticals	44,931	4,859,288
†Alnylam Pharmaceuticals	4,706	541,990
†Biogen	22,589	6,702,834
Gilead Sciences	69,408	4,510,132
†Incyte	61,543	5,373,935
†Regeneron Pharmaceuticals	994	373,227
†Seattle Genetics	13,160	1,503,661
†Vertex Pharmaceuticals	31,954	6,996,328
		36,626,677
Building Products–0.49%
Allegion	17,543	2,184,805
Johnson Controls International	95,655	3,894,115
		6,078,920
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets–1.92%
Blackstone Group Class A	120,908	$ 6,763,594
Charles Schwab	114,483	5,444,811
E*TRADE Financial	10,167	461,277
Raymond James Financial	20,327	1,818,453
S&P Global	23,085	6,303,359
TD Ameritrade Holding	57,044	2,835,087
		23,626,581
Chemicals–1.57%
†Axalta Coating Systems	55,273	1,680,299
Celanese	21,581	2,657,053
†Dow	19,870	1,087,485
FMC	26,440	2,639,241
Linde	12,262	2,610,580
PPG Industries	19,513	2,604,790
Sherwin-Williams	10,412	6,075,818
		19,355,266
Commercial Services & Supplies–0.44%
Cintas	20,258	5,451,023
		5,451,023
Communications Equipment–1.08%
†Ciena	39,000	1,664,910
Cisco Systems	241,800	11,596,728
		13,261,638
Construction & Engineering–0.04%
Jacobs Engineering Group	4,872	437,652
		437,652
Consumer Finance–0.94%
Ally Financial	136,613	4,174,893
American Express	24,258	3,019,879
Synchrony Financial	122,100	4,396,821
		11,591,593
Containers & Packaging–0.43%
Ball	34,940	2,259,570
†Crown Holdings	22,558	1,636,357
International Paper	30,120	1,387,026
		5,282,953
Distributors–0.22%
†LKQ	13,003	464,207
Pool	10,719	2,276,501
		2,740,708
Diversified Consumer Services–0.13%
Service Corp. International	35,915	1,653,167
		1,653,167
Diversified Financial Services–0.96%
AXA Equitable Holdings	128,936	3,195,034
LVIP Blended Large Cap Growth Managed Volatility Fund–5

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
†Berkshire Hathaway Class B	17,710	$ 4,011,315
Voya Financial	74,954	4,570,695
		11,777,044
Diversified Telecommunication Services–0.74%
Verizon Communications	147,531	9,058,403
		9,058,403
Electric Utilities–1.11%
Duke Energy	28,309	2,582,064
Edison International	14,538	1,096,311
Exelon	163,278	7,443,844
PPL	72,290	2,593,765
		13,715,984
Electrical Equipment–0.34%
AMETEK	2,772	276,479
Emerson Electric	29,968	2,285,360
Rockwell Automation	8,276	1,677,297
		4,239,136
Electronic Equipment, Instruments & Components–0.75%
Jabil	94,855	3,920,357
†Keysight Technologies	48,340	4,961,134
National Instruments	8,871	375,598
		9,257,089
Energy Equipment & Services–0.25%
Schlumberger	65,013	2,613,523
TechnipFMC	21,035	450,990
		3,064,513
Entertainment–1.58%
†Electronic Arts	46,831	5,034,801
†Liberty Media-Liberty Formula One Class C	20,978	964,254
†Netflix	10,383	3,359,627
†Spotify Technology	6,340	948,147
†Take-Two Interactive Software	21,424	2,622,940
Walt Disney	28,391	4,106,190
†Zynga Class A	400,266	2,449,628
		19,485,587
Equity Real Estate Investment Trusts–3.05%
Alexandria Real Estate Equities	18,658	3,014,760
American Homes 4 Rent Class A	115,870	3,036,953
American Tower	26,636	6,121,485
Duke Realty	79,931	2,771,208
Equinix	6,858	4,003,015
Equity LifeStyle Properties	66,963	4,713,526
Extra Space Storage	4,399	464,622
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Healthpeak Properties	57,330	$ 1,976,165
Invitation Homes	44,740	1,340,858
Prologis	74,523	6,642,980
STORE Capital	9,842	366,516
Sun Communities	20,612	3,093,861
		37,545,949
Food & Staples Retailing–0.68%
Costco Wholesale	23,883	7,019,691
Walgreens Boots Alliance	22,624	1,333,911
		8,353,602
Food Products–0.61%
Mondelez International Class A	136,086	7,495,617
		7,495,617
Health Care Equipment & Supplies–3.56%
Abbott Laboratories	93,553	8,126,014
†Align Technology	8,689	2,424,579
Baxter International	43,138	3,607,200
Becton Dickinson & Co.	9,104	2,476,015
Cooper	6,507	2,090,634
Danaher	33,471	5,137,129
†Edwards Lifesciences	32,967	7,690,871
STERIS	28,812	4,391,525
Teleflex	13,628	5,130,124
West Pharmaceutical Services	18,461	2,775,242
		43,849,333
Health Care Providers & Services–3.67%
Anthem	47,664	14,395,958
†Cigna	5,800	1,186,042
HCA Healthcare	60,808	8,988,030
Humana	12,065	4,422,064
†Molina Healthcare	24,060	3,264,701
UnitedHealth Group	37,236	10,946,639
Universal Health Services Class B	13,547	1,943,453
		45,146,887
Hotels, Restaurants & Leisure–1.52%
†Chipotle Mexican Grill	445	372,514
†Hilton Grand Vacations	10,539	362,436
Las Vegas Sands	60,686	4,189,762
Marriott International Class A	15,906	2,408,646
McDonald's	28,662	5,663,898
MGM Resorts International	134,652	4,479,872
†Planet Fitness Class A	6,996	522,461
Yum Brands	6,773	682,244
		18,681,833

LVIP Blended Large Cap Growth Managed Volatility Fund–6

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables–1.28%
DR Horton	154,488	$ 8,149,242
Lennar Class A	136,035	7,589,393
		15,738,635
Household Products–0.97%
Procter & Gamble	95,708	11,953,929
		11,953,929
Independent Power and Renewable Electricity Producers–0.53%
AES	123,490	2,457,451
NRG Energy	103,510	4,114,523
		6,571,974
Industrial Conglomerates–0.22%
3M	9,044	1,595,543
Carlisle	1,480	239,523
General Electric	77,201	861,563
		2,696,629
Insurance–1.82%
American International Group	86,527	4,441,431
Aon	9,185	1,913,144
†Athene Holding Class A	68,000	3,198,040
Hartford Financial Services Group	60,647	3,685,518
Marsh & McLennan	40,033	4,460,077
Progressive	24,532	1,775,871
Prudential Financial	31,088	2,914,189
		22,388,270
Interactive Media & Services–7.39%
†Alphabet Class A	29,218	39,134,297
†Alphabet Class C	11,737	15,692,604
†Facebook Class A	165,494	33,967,643
†Match Group	25,863	2,123,611
		90,918,155
Internet & Direct Marketing Retail–5.32%
†Amazon.com	32,474	60,006,756
eBay	152,581	5,509,700
		65,516,456
IT Services–6.50%
Automatic Data Processing	42,417	7,232,098
†Black Knight	6,191	399,196
DXC Technology	6,401	240,614
†Euronet Worldwide	7,924	1,248,505
†FleetCor Technologies	19,910	5,728,505
Global Payments	61,289	11,188,920
†GoDaddy Class A	21,710	1,474,543
Mastercard Class A	14,538	4,340,901
†PayPal Holdings	116,980	12,653,727
†VeriSign	42,775	8,241,887
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Visa Class A	135,682	$ 25,494,648
Western Union	67,970	1,820,237
		80,063,781
Leisure Products–0.02%
Polaris Industries	2,076	211,129
		211,129
Life Sciences Tools & Services–1.36%
Bruker	4,723	240,731
†IQVIA Holdings	32,170	4,970,587
†Mettler-Toledo International	6,636	5,264,206
Thermo Fisher Scientific	19,130	6,214,763
		16,690,287
Machinery–1.37%
Allison Transmission Holdings	46,765	2,259,685
Caterpillar	4,220	623,210
Dover	11,029	1,271,202
Fortive	37,875	2,893,271
Illinois Tool Works	10,720	1,925,634
Ingersoll-Rand	26,113	3,470,940
PACCAR	33,126	2,620,266
Wabtec	23,740	1,846,972
		16,911,180
Media–1.24%
†Charter Communications Class A	9,664	4,687,813
Comcast Class A	198,729	8,936,843
†Liberty Global Class C	36,631	798,373
New York Times Class A	27,465	883,549
		15,306,578
Metals & Mining–0.12%
†Alcoa	37,020	796,300
Nucor	8,406	473,090
Royal Gold	2,055	251,224
		1,520,614
Multiline Retail–0.44%
Macy's	130,561	2,219,537
Target	25,219	3,233,328
		5,452,865
Multi-Utilities–0.62%
National Grid ADR	20,682	1,296,141
Sempra Energy	41,623	6,305,052
		7,601,193
Oil, Gas & Consumable Fuels–2.07%
BP ADR	36,376	1,372,830
Chevron	31,505	3,796,668

LVIP Blended Large Cap Growth Managed Volatility Fund–7

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Concho Resources	9,239	$ 809,059
Diamondback Energy	11,764	1,092,405
Encana	226,072	1,060,278
Exxon Mobil	104,262	7,275,402
Marathon Petroleum	51,911	3,127,638
Noble Energy	54,983	1,365,778
Pioneer Natural Resources	6,450	976,336
TC Energy	40,492	2,158,629
Valero Energy	25,696	2,406,430
		25,441,453
Personal Products–0.03%
Estee Lauder Class A	1,541	318,278
		318,278
Pharmaceuticals–3.08%
AstraZeneca ADR	179,730	8,961,338
Bristol-Myers Squibb	160,114	10,277,718
Eli Lilly & Co.	39,028	5,129,450
†Jazz Pharmaceuticals	14,985	2,236,961
Merck & Co.	29,903	2,719,678
Pfizer	219,130	8,585,513
		37,910,658
Professional Services–0.99%
Equifax	11,194	1,568,503
†IHS Markit	96,393	7,263,213
TransUnion	38,503	3,296,242
		12,127,958
Road & Rail–1.21%
JB Hunt Transport Services	30,674	3,582,109
Norfolk Southern	19,083	3,704,583
†Uber Technologies	106,601	3,170,314
Union Pacific	24,777	4,479,434
		14,936,440
Semiconductors & Semiconductor Equipment–3.79%
†Advanced Micro Devices	123,848	5,679,669
Analog Devices	36,640	4,354,298
Applied Materials	36,948	2,255,306
Intel	40,029	2,395,736
KLA	15,969	2,845,197
Lam Research	19,391	5,669,928
Marvell Technology Group	123,709	3,285,711
†Micron Technology	68,575	3,687,963
NVIDIA	26,439	6,221,097
Taiwan Semiconductor Manufacturing ADR	46,990	2,730,119
Texas Instruments	38,084	4,885,796
Universal Display	12,897	2,657,685
		46,668,505
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software–9.22%
†Adobe Systems	30,162	$ 9,947,729
†Cadence Design Systems	71,172	4,936,490
†Fair Isaac	12,231	4,582,711
Intuit	24,052	6,299,940
Microsoft	409,980	64,653,846
Oracle	132,788	7,035,108
†salesforce.com	24,857	4,042,743
†ServiceNow	3,497	987,273
†Slack Technologies Class A	19,919	447,779
†Splunk	5,697	853,240
SS&C Technologies Holdings	94,367	5,794,134
†Synopsys	7,804	1,086,317
†Workday Class A	16,920	2,782,494
		113,449,804
Specialty Retail–1.55%
†AutoNation	14,605	710,241
Dick's Sporting Goods	11,399	564,136
Home Depot	6,754	1,474,939
Lowe's	62,846	7,526,437
TJX	144,910	8,848,205
		19,123,958
Technology Hardware, Storage & Peripherals–6.37%
Apple	260,054	76,364,857
Western Digital	32,582	2,067,980
		78,432,837
Tobacco–0.10%
Philip Morris International	14,879	1,266,054
		1,266,054
Total Common Stock (Cost $856,199,570)		1,164,987,257

EXCHANGE-TRADED FUND–1.29%
SPDR® S&P 500 ETF Trust	49,267	15,857,077
Total Exchange-Traded Fund (Cost $12,876,356)		15,857,077
Money Market Fund–3.90%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 1.53%)	48,024,594	48,024,594
Total Money Market Fund (Cost $48,024,594)		48,024,594

LVIP Blended Large Cap Growth Managed Volatility Fund–8

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.82% (Cost $917,100,520)	$1,228,868,928
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.18%	2,211,872
NET ASSETS APPLICABLE TO 33,560,564 SHARES OUTSTANDING–100.00%	$1,231,080,800
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($250,537,806 / 6,710,878 Shares)	$37.333
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($980,542,994 / 26,849,686 Shares)	$36.520
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$ 962,380,755
Distributable earnings/(accumulated loss)	268,700,045
TOTAL NET ASSETS	$1,231,080,800

† Non-income producing.
★ Includes $1,477,200 cash collateral held at broker for futures contracts, $88,705 variation margin due from broker on futures contracts, $2,024,445 payable for securities purchased, $165,171 payable for fund shares redeemed, $101,607 other accrued expenses payable and $883,631 due to manager and affiliates as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
22	E-mini Russell 2000 Index	$ 1,837,660	$ 1,807,938	3/20/20	$ 29,722	$—
224	E-mini S&P 500 Index	36,188,320	35,598,523	3/20/20	589,797	—
Total Futures Contracts					$619,519	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
ETF–Exchange-Traded Fund
IT–Information Technology
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–9

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 14,353,531
Interest	1,590,746
Foreign taxes withheld	(37,105)
15,907,172
EXPENSES:
Management fees	7,942,971
Distribution fees-Service Class	2,141,796
Shareholder servicing fees	318,709
Accounting and administration expenses	235,020
Reports and statements to shareholders	110,204
Professional fees	40,799
Trustees’ fees and expenses	32,860
Custodian fees	17,607
Consulting fees	4,546
Pricing fees	4,462
Other	27,404
10,876,378
Less:
Management fees waived	(1,009,147)
Total operating expenses	9,867,231
NET INVESTMENT INCOME	6,039,941
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	38,017,818
Foreign currencies	1,096
Futures contracts	(70,655,926)
Net realized loss	(32,637,012)
Net change in unrealized appreciation (depreciation) of:
Investments	228,738,599
Foreign currencies	(145)
Futures contracts	(4,695,022)
Net change in unrealized appreciation (depreciation)	224,043,432
NET REALIZED AND UNREALIZED GAIN	191,406,420
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,446,361
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,039,941	$ 5,754,521
Net realized gain (loss)	(32,637,012)	51,522,069
Net change in unrealized appreciation (depreciation)	224,043,432	(105,058,397)
Net increase (decrease) in net assets resulting from operations	197,446,361	(47,781,807)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(11,609,793)	(27,063,808)
Service Class	(41,986,907)	(78,859,452)
	(53,596,700)	(105,923,260)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,470,667	3,147,944
Service Class	157,291,613	203,380,378
Reinvestment of dividends and distributions:
Standard Class	11,609,793	27,063,808
Service Class	41,986,907	78,859,452
	214,358,980	312,451,582
Cost of shares redeemed:
Standard Class	(29,115,408)	(29,219,263)
Service Class	(67,486,918)	(59,236,533)
	(96,602,326)	(88,455,796)
Increase in net assets derived from capital share transactions	117,756,654	223,995,786
NET INCREASE IN NET ASSETS	261,606,315	70,290,719
NET ASSETS:
Beginning of year	969,474,485	899,183,766
End of year	$1,231,080,800	$ 969,474,485
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–10

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17 [1]	12/31/16 [2,3]	12/31/15
Net asset value, beginning of period	$ 32.690	$ 37.982	$ 30.995	$ 31.553	$ 31.136
Income (loss) from investment operations:
Net investment income[4]	0.264	0.294	0.237	0.153	0.011
Net realized and unrealized gain (loss)	6.137	(1.522)	7.868	(0.566)	0.406
Total from investment operations	6.401	(1.228)	8.105	(0.413)	0.417
Less dividends and distributions from:
Net investment income	(0.244)	(0.258)	(0.236)	(0.145)	—
Net realized gain	(1.514)	(3.806)	(0.882)	—	—
Total dividends and distributions	(1.758)	(4.064)	(1.118)	(0.145)	—
Net asset value, end of period	$ 37.333	$ 32.690	$ 37.982	$ 30.995	$ 31.553
Total return[5]	19.93%	(4.31%)	26.13%	(1.31%)	1.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250,538	$232,239	$268,162	$235,309	$266,788
Ratio of expenses to average net assets	0.70%	0.71%	0.72%	0.73%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.80%	0.81%	0.82%	0.83%
Ratio of net investment income to average net assets	0.75%	0.77%	0.67%	0.50%	0.04%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.66%	0.68%	0.58%	0.41%	(0.07%)
Portfolio turnover	126%	124%	138%	89%	57%

[1]	Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–11

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17 [1]	12/31/16 [2,3]	12/31/15
Net asset value, beginning of period	$ 32.024	$ 37.292	$ 30.456	$ 31.009	$ 30.675
Income (loss) from investment operations:
Net investment income (loss)[4]	0.172	0.195	0.147	0.076	(0.066)
Net realized and unrealized gain (loss)	6.002	(1.478)	7.721	(0.559)	0.400
Total from investment operations	6.174	(1.283)	7.868	(0.483)	0.334
Less dividends and distributions from:
Net investment income	(0.164)	(0.179)	(0.150)	(0.070)	—
Net realized gain	(1.514)	(3.806)	(0.882)	—	—
Total dividends and distributions	(1.678)	(3.985)	(1.032)	(0.070)	—
Net asset value, end of period	$ 36.520	$ 32.024	$ 37.292	$ 30.456	$ 31.009
Total return[5]	19.64%	(4.55%)	25.81%	(1.56%)	1.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$980,543	$737,236	$631,022	$479,330	$385,900
Ratio of expenses to average net assets	0.95%	0.96%	0.97%	0.98%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.05%	1.06%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets	0.50%	0.52%	0.42%	0.25%	(0.21%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.41%	0.43%	0.33%	0.16%	(0.32%)
Portfolio turnover	126%	124%	138%	89%	57%

[1]	Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–12

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Equity securities or ETFs listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Blended Large Cap Growth Managed Volatility Fund–13

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,112 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.14% on the first $100 million of average daily net assets of the Fund; 0.09% on the next $400 million; 0.085% on the next $1.5 billion; and 0.08% on the excess of $2 billion of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP (“Wellington”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Wellington a fee based on Wellington’s managed portion of the Fund’s average daily net assets.
Goldman Sachs Asset Management, L.P. (“GSAM”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays GSAM a fee based on GSAM’s managed portion of the Fund’s average daily net assets.
SSGA Funds Management, Inc. (“SSGA”), is responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$61,780
Legal	12,217
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $88,449 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP Blended Large Cap Growth Managed Volatility Fund–14

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$648,614
Distribution fees payable to LFD	205,133
Shareholder servicing fees payable to Lincoln Life	29,884
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $2,412,790 and securities sales of $1,825,986, which resulted in net realized gains of $187,441.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
During the year ended December 31, 2019, the Fund paid brokerage commissions to affiliated brokers/dealers:
Affiliate	Commission
Goldman, Sachs & Co.	$1,539
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$1,368,739,262
Sales	1,330,622,710
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$923,646,845
Aggregate unrealized appreciation of investments and derivatives	$311,677,947
Aggregate unrealized depreciation of investments and derivatives	(6,455,865)
Net unrealized appreciation of investments and derivatives	$305,222,082
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP Blended Large Cap Growth Managed Volatility Fund–15

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,164,987,257	$—	$—	$1,164,987,257
Exchange-Traded Fund	15,857,077	—	—	15,857,077
Money Market Fund	48,024,594	—	—	48,024,594
Total Investments	$1,228,868,928	$—	$—	$1,228,868,928
Derivatives:

Assets:
Futures Contracts	$619,519	$—	$—	$619,519
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferrals and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$15,059,830	$16,976,966
Long-term capital gains	38,536,870	88,946,294
Total	$53,596,700	$105,923,260
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 92,133
Capital loss carryforward	(33,631,127)
Other temporary differences	(2,980,722)
Net unrealized appreciation	305,219,761
Distributable earnings/(accumulated loss)	$268,700,045
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$10,386,751	$23,244,376	$33,631,127
LVIP Blended Large Cap Growth Managed Volatility Fund–16

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	97,250	82,140
Service Class	4,534,241	5,491,108
Shares reinvested:
Standard Class	329,411	733,442
Service Class	1,222,251	2,182,328
	6,183,153	8,489,018
Shares redeemed:
Standard Class	(820,052)	(771,646)
Service Class	(1,928,002)	(1,573,282)
	(2,748,054)	(2,344,928)
Net increase	3,435,099	6,144,090
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$619,519	Receivables and other assets net of liabilities	$—
LVIP Blended Large Cap Growth Managed Volatility Fund–17

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(70,655,926)	$(4,695,022)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$19,042,031	$134,819,874
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP Blended Large Cap Growth Managed Volatility Fund–18

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Large Cap Growth Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Blended Large Cap Growth Managed Volatility Fund–19

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Large Cap Growth Managed Volatility Fund–20

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed subadviser to the Risk-Management Sleeve of the Fund effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP Blended Large Cap Growth Managed Volatility Fund–21

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington Management Company LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and Goldman Sachs Asset Management, L.P. (“GSAM”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by GSAM under the subadvisory agreement. The Board reviewed the services provided by GSAM, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of GSAM. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Large Growth funds category and the Russell 1000 Growth Total Return USD Index. The Board considered LIAC’s comments that underperformance of the Equity Sleeve over the one- and three-year periods was due to a combination of a large capitalization blend approach when value underperformed and bias to investing in higher quality, inexpensively priced growth stocks, which underperformed. The Board noted LIAC’s view that it continues to believe that the Fund has potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by Wellington and GSAM were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered Wellington’s subadvisory fee schedule, which contains breakpoints, and the fees charged by Wellington to other subadvised funds in the large cap research equity strategy. The Board also reviewed the subadvisory fee schedule for GSAM, which contains breakpoints. The Board considered that LIAC compensates Wellington and GSAM from its fees and that the subadvisory fee schedules were negotiated between LIAC and Wellington and GSAM, respectively, which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. For the Equity Sleeve subadvised by Wellington, with respect to profitability, the Board considered that the subadvisory fee schedule for Wellington was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
For the Equity Sleeve subadvised by GSAM, the Board considered information regarding GSAM’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by GSAM as to any additional benefits it receives and noted GSAM’s statement that it may receive improved trading efficiencies resulting from aggregated orders with other accounts and potential economies of scale.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Blended Large Cap Growth Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Blended Large Cap Growth Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Blended Large Cap Growth Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Blended Large Cap Growth Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Blended Large Cap Growth Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Large Cap Growth Managed Volatility Fund–27

LVIP Blended Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Blended Mid Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Mid Cap Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Massachusetts Financial Service Company
T. Rowe Price Associates, Inc.
SSGA Funds Management, Inc.
The Fund returned 24.92% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell Midcap® Growth Index1, returned 35.47%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500 Index2 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund utilizes a volatility management overlay and invests predominantly in mid cap growth stocks that are high quality and/or offer above average growth potential. During calendar year 2019, positive security section generally contributed to relative returns.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Jay Shearon
Alex Zeng
Massachusetts Financial Service Company:	Eric Fischman
Paul Gordon
T. Rowe Price Associates, Inc.:	Donald J. Easley
Donald J. Peters
SSGA Funds Management, Inc.:	Timothy Furbush
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Mid Cap Managed Volatility Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,338. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $37,856. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance

LVIP Blended Mid Cap Managed Volatility Fund–1

LVIP Blended Mid Cap Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 24.92%
Five Years	+ 9.05%
Ten Years	+ 8.37%
Service Class Shares
One Year	+ 24.60%
Five Years	+ 8.78%
Ten Years	+ 8.10%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Blended Mid Cap Managed Volatility Fund–2

LVIP Blended Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,054.70	0.74%	$3.83
Service Class Shares	1,000.00	1,053.40	0.99%	5.12
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.74%	$3.77
Service Class Shares	1,000.00	1,020.20	0.99%	5.04

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Blended Mid Cap Managed Volatility Fund–3

LVIP Blended Mid Cap Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	95.76%
Aerospace & Defense	2.58%
Air Freight & Logistics	0.16%
Airlines	0.48%
Auto Components	0.39%
Automobiles	0.10%
Banks	1.21%
Beverages	0.21%
Biotechnology	1.81%
Building Products	0.95%
Capital Markets	3.95%
Chemicals	1.38%
Commercial Services & Supplies	2.56%
Communications Equipment	0.33%
Construction & Engineering	0.07%
Construction Materials	1.14%
Consumer Finance	0.18%
Containers & Packaging	0.68%
Distributors	0.47%
Diversified Consumer Services	2.12%
Electrical Equipment	1.82%
Electronic Equipment, Instruments & Components	3.17%
Entertainment	1.55%
Equity Real Estate Investment Trusts	2.18%
Food & Staples Retailing	0.22%
Food Products	0.72%
Gas Utilities	0.14%
Health Care Equipment & Supplies	5.37%
Health Care Providers & Services	1.31%
Health Care Technology	0.36%
Hotels, Restaurants & Leisure	3.82%
Household Durables	0.32%
Household Products	0.51%
Industrial Conglomerates	0.93%
Insurance	1.55%
Interactive Media & Services	1.18%
Internet & Direct Marketing Retail	0.44%
IT Services	10.89%
Leisure Products	0.13%
Life Sciences Tools & Services	4.46%
Machinery	1.84%
Marine	0.04%
Media	0.63%
Metals & Mining	0.08%
Multiline Retail	1.34%
Multi-Utilities	0.04%
Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	0.82%
Pharmaceuticals	0.90%
Professional Services	5.84%
Real Estate Management & Development	0.09%
Road & Rail	1.41%
Semiconductors & Semiconductor Equipment	4.41%
Software	10.67%
Specialty Retail	4.30%
Technology Hardware, Storage & Peripherals	0.10%
Textiles, Apparel & Luxury Goods	1.00%
Trading Companies & Distributors	0.31%
Water Utilities	0.10%
Convertible Preferred Stocks	0.09%
Money Market Fund	4.02%
Total Investments	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Global Payments	2.72%
Bright Horizons Family Solutions	1.80%
Fiserv	1.61%
Fidelity National Information Services	1.45%
Copart	1.38%
Cadence Design Systems	1.27%
Verisk Analytics Class A	1.27%
AMETEK	1.20%
PerkinElmer	1.19%
TransUnion	1.18%
Total	15.07%

IT–Information Technology

LVIP Blended Mid Cap Managed Volatility Fund–4

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–95.76%
Aerospace & Defense–2.58%
BWX Technologies	19,216	$ 1,192,929
Hexcel	13,400	982,354
Huntington Ingalls Industries	5,300	1,329,664
L3Harris Technologies	42,425	8,394,635
Textron	16,000	713,600
TransDigm Group	13,360	7,481,600
		20,094,782
Air Freight & Logistics–0.16%
CH Robinson Worldwide	7,600	594,320
Expeditors International of Washington	8,000	624,160
		1,218,480
Airlines–0.48%
Alaska Air Group	22,300	1,510,825
American Airlines Group	10,400	298,272
Copa Holdings Class A	5,300	572,824
†United Airlines Holdings	15,100	1,330,159
		3,712,080
Auto Components–0.39%
Aptiv	31,700	3,010,549
		3,010,549
Automobiles–0.10%
Ferrari	4,500	744,930
		744,930
Banks–1.21%
BankUnited	11,400	416,784
Fifth Third Bancorp	17,300	531,802
First Republic Bank	42,316	4,970,014
Pinnacle Financial Partners	6,400	409,600
Signature Bank	4,800	655,728
†SVB Financial Group	4,700	1,179,888
Webster Financial	22,985	1,226,480
		9,390,296
Beverages–0.21%
Brown-Forman Class B	24,000	1,622,400
		1,622,400
Biotechnology–1.81%
†ACADIA Pharmaceuticals	7,900	337,962
†Agios Pharmaceuticals	11,000	525,250
†Alexion Pharmaceuticals	5,300	573,195
†Alkermes	15,700	320,280
†Alnylam Pharmaceuticals	8,400	967,428
†Amarin ADR	21,000	450,240
†Argenx ADR	2,363	379,309
†Ascendis Pharma ADR	2,545	354,060
†BioMarin Pharmaceutical	20,300	1,716,365
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Bluebird Bio	2,100	$ 184,275
†Blueprint Medicines	2,900	232,319
†Exact Sciences	16,200	1,498,176
†Exelixis	28,100	495,122
†FibroGen	5,500	235,895
†Immunomedics	14,100	298,356
†Incyte	17,800	1,554,296
†Neurocrine Biosciences	11,095	1,192,602
†Sage Therapeutics	5,427	391,775
†Sarepta Therapeutics	6,500	838,760
†Seattle Genetics	11,696	1,336,385
†Ultragenyx Pharmaceutical	4,530	193,476
		14,075,526
Building Products–0.95%
Allegion	12,300	1,531,842
AO Smith	16,700	795,588
Fortune Brands Home & Security	18,278	1,194,284
Lennox International	15,774	3,848,383
		7,370,097
Capital Markets–3.95%
Apollo Global Management	68,132	3,250,578
Cboe Global Markets	26,000	3,120,000
E*TRADE Financial	18,100	821,197
FactSet Research Systems	2,100	563,430
Lazard Class A	27,400	1,094,904
MarketAxess Holdings	3,500	1,326,885
Moody's	3,750	890,287
MSCI	31,056	8,018,038
Nasdaq	72,324	7,745,900
Northern Trust	5,900	626,816
TD Ameritrade Holding	28,800	1,431,360
Tradeweb Markets Class A	40,282	1,867,071
		30,756,466
Chemicals–1.38%
†Axalta Coating Systems	16,600	504,640
Celanese	8,800	1,083,456
CF Industries Holdings	11,263	537,696
Chr Hansen Holding	25,298	2,010,367
†Ingevity	25,901	2,263,229
PPG Industries	7,300	974,477
RPM International	20,500	1,573,580
Scotts Miracle-Gro	14,017	1,488,325
Valvoline	13,958	298,841
		10,734,611
Commercial Services & Supplies–2.56%
ADT	38,600	306,099
Cintas	10,500	2,825,340
†Copart	117,668	10,700,728
†IAA	59,968	2,822,094
LVIP Blended Mid Cap Managed Volatility Fund–5

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
KAR Auction Services	18,200	$ 396,578
Ritchie Bros Auctioneers	11,400	489,630
Rollins	23,450	777,602
Waste Connections	17,950	1,629,680
		19,947,751
Communications Equipment–0.33%
Motorola Solutions	15,900	2,562,126
		2,562,126
Construction & Engineering–0.07%
Valmont Industries	3,800	569,164
		569,164
Construction Materials–1.14%
Eagle Materials	5,700	516,762
Vulcan Materials	57,806	8,323,486
		8,840,248
Consumer Finance–0.18%
Discover Financial Services	14,800	1,255,336
†Green Dot Class A	6,200	144,460
		1,399,796
Containers & Packaging–0.68%
Avery Dennison	11,400	1,491,348
Ball	35,700	2,308,719
International Paper	11,800	543,390
Sealed Air	24,900	991,767
		5,335,224
Distributors–0.47%
Pool	17,141	3,640,406
		3,640,406
Diversified Consumer Services–2.12%
†Bright Horizons Family Solutions	93,155	14,000,265
†Grand Canyon Education	10,600	1,015,374
Service Corp. International	32,300	1,486,769
		16,502,408
Electrical Equipment–1.82%
AMETEK	93,411	9,316,813
†Generac Holdings	6,100	613,599
Hubbell	9,600	1,419,072
Rockwell Automation	7,200	1,459,224
†Sensata Technologies Holding	24,800	1,335,976
		14,144,684
Electronic Equipment, Instruments & Components–3.17%
Amphenol Class A	83,097	8,993,588
CDW	19,500	2,785,380
Cognex	15,800	885,432
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Coherent	4,100	$ 682,035
Corning	45,000	1,309,950
FLIR Systems	54,920	2,859,684
†IPG Photonics	4,200	608,664
†Keysight Technologies	23,019	2,362,440
Littelfuse	17,476	3,343,159
†Zebra Technologies Class A	3,400	868,496
		24,698,828
Entertainment–1.55%
†Electronic Arts	27,795	2,988,240
†Live Nation Entertainment	13,800	986,286
†Take-Two Interactive Software	53,121	6,503,604
World Wrestling Entertainment Class A	12,465	808,605
†Zynga Class A	121,500	743,580
		12,030,315
Equity Real Estate Investment Trusts–2.18%
American Campus Communities	9,254	435,216
CubeSmart	13,500	424,980
Extra Space Storage	43,458	4,590,034
Federal Realty Investment Trust	2,200	283,206
Iron Mountain	17,100	544,977
MGM Growth Properties Class A	24,400	755,668
SBA Communications	38,180	9,200,998
SL Green Realty	4,600	422,648
VEREIT	33,709	311,471
		16,969,198
Food & Staples Retailing–0.22%
†BJ's Wholesale Club Holdings	31,129	707,873
Casey's General Stores	6,420	1,020,716
		1,728,589
Food Products–0.72%
Conagra Brands	21,100	722,464
Hershey	9,900	1,455,102
Hormel Foods	9,700	437,567
McCormick & Co Non-Voting Shares	11,100	1,884,003
Tyson Foods Class A	12,222	1,112,691
		5,611,827
Gas Utilities–0.14%
Atmos Energy	9,700	1,085,042
		1,085,042
Health Care Equipment & Supplies–5.37%
†ABIOMED	5,400	921,186

LVIP Blended Mid Cap Managed Volatility Fund–6

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Align Technology	10,222	$ 2,852,347
Cooper	18,190	5,844,265
†DexCom	15,485	3,387,189
†Edwards Lifesciences	14,179	3,307,819
†Hologic	37,100	1,936,991
†ICU Medical	2,438	456,199
†IDEXX Laboratories	14,537	3,796,047
†Masimo	29,886	4,723,781
†Novocure	3,200	269,664
†Penumbra	2,700	443,529
STERIS	54,418	8,294,391
Teleflex	6,300	2,371,572
West Pharmaceutical Services	21,314	3,204,134
		41,809,114
Health Care Providers & Services–1.31%
†Acadia Healthcare	17,583	584,107
†Amedisys	3,500	584,220
†Centene	47,400	2,980,038
†DaVita	8,600	645,258
†Guardant Health	6,004	469,153
†Henry Schein	6,900	460,368
†Molina Healthcare	13,500	1,831,815
Universal Health Services Class B	5,300	760,338
†WellCare Health Plans	5,631	1,859,412
		10,174,709
Health Care Technology–0.36%
Cerner	10,200	748,578
†Veeva Systems Class A	14,800	2,081,768
		2,830,346
Hotels, Restaurants & Leisure–3.82%
Aramark	7,700	334,180
†Chipotle Mexican Grill	5,883	4,924,718
Choice Hotels International	7,500	775,725
Domino's Pizza	11,593	3,405,792
Dunkin' Brands Group	62,185	4,697,455
Extended Stay America	26,600	395,276
Flutter Entertainment	11,102	1,356,454
Hilton Worldwide Holdings	32,166	3,567,531
MGM Resorts International	31,300	1,041,351
†Norwegian Cruise Line Holdings	15,700	917,037
Papa John's International	6,500	410,475
Restaurant Brands International	16,223	1,034,541
Royal Caribbean Cruises	8,400	1,121,484
Vail Resorts	5,854	1,403,965
Wynn Resorts	19,967	2,772,817
Yum Brands	5,400	543,942
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Yum China Holdings	21,200	$ 1,017,812
		29,720,555
Household Durables–0.32%
†Mohawk Industries	2,774	378,318
†NVR	440	1,675,701
Toll Brothers	11,400	450,414
		2,504,433
Household Products–0.51%
Church & Dwight	28,900	2,032,826
Clorox	12,800	1,965,312
		3,998,138
Industrial Conglomerates–0.93%
Roper Technologies	20,385	7,220,979
		7,220,979
Insurance–1.55%
Arthur J. Gallagher & Co.	59,378	5,654,567
Assurant	12,700	1,664,716
Axis Capital Holdings	15,400	915,376
Fidelity National Financial	31,700	1,437,595
Willis Towers Watson	11,900	2,403,086
		12,075,340
Interactive Media & Services–1.18%
†InterActiveCorp	24,871	6,195,615
†Match Group	30,275	2,485,880
†Zillow Group Class A	11,200	512,288
		9,193,783
Internet & Direct Marketing Retail–0.44%
†Chewy Class A	56,864	1,649,056
†Farfetch Class A	13,587	140,625
†GrubHub	5,100	248,064
†MercadoLibre	1,200	686,328
†Trip.com Group ADR	14,100	472,914
†Wayfair Class A	2,500	225,925
		3,422,912
IT Services–10.89%
†Black Knight	95,227	6,140,237
Booz Allen Hamilton Holding	33,181	2,360,164
†CoreLogic	23,200	1,014,072
†EPAM Systems	4,100	869,856
†Euronet Worldwide	11,700	1,843,452
Fidelity National Information Services	81,307	11,308,991
†Fiserv	108,613	12,558,921
†FleetCor Technologies	29,133	8,382,147
†Gartner	15,900	2,450,190
Genpact	15,300	645,201
Global Payments	115,794	21,139,353

LVIP Blended Mid Cap Managed Volatility Fund–7

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†GoDaddy Class A	21,600	$ 1,467,072
Leidos Holdings	17,300	1,693,497
†Okta	9,800	1,130,626
Paychex	9,500	808,070
Sabre	35,100	787,644
†Shopify Class A	3,633	1,444,408
†Square Class A	29,164	1,824,500
†StoneCo Class A	9,636	384,380
†Twilio Class A	14,200	1,395,576
†VeriSign	8,400	1,618,512
†WEX	9,100	1,906,086
†Wix.com	12,826	1,569,646
		84,742,601
Leisure Products–0.13%
†Peloton Interactive Class A	36,046	1,023,706
		1,023,706
Life Sciences Tools & Services–4.46%
†Adaptive Biotechnologies	20,995	628,170
Agilent Technologies	24,000	2,047,440
†Avantor	77,543	1,407,406
Bio-Techne	20,841	4,574,808
Bruker	9,600	489,312
†ICON	29,582	5,094,908
†IQVIA Holdings	5,900	911,609
†Mettler-Toledo International	7,936	6,295,470
PerkinElmer	95,332	9,256,737
†PRA Health Sciences	6,400	711,360
†QIAGEN	98,283	3,321,965
		34,739,185
Machinery–1.84%
Donaldson	5,200	299,624
Flowserve	7,200	358,344
Fortive	22,222	1,697,538
Graco	17,200	894,400
IDEX	20,765	3,571,580
†Middleby	6,900	755,688
Nordson	6,000	977,040
PACCAR	8,400	664,440
Snap-on	4,500	762,300
Toro	10,800	860,436
Wabtec	13,872	1,079,242
Woodward	7,800	923,832
Xylem	19,029	1,499,295
		14,343,759
Marine–0.04%
†Kirby	3,200	286,496
		286,496
Media–0.63%
†Altice USA Class A	153,517	4,197,155
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
Interpublic Group	11,800	$ 272,580
Omnicom Group	5,200	421,304
		4,891,039
Metals & Mining–0.08%
Kirkland Lake Gold	14,700	647,829
		647,829
Multiline Retail–1.34%
Dollar General	25,800	4,024,284
†Dollar Tree	61,595	5,793,010
†Ollie's Bargain Outlet Holdings	9,400	613,914
		10,431,208
Multi-Utilities–0.04%
NiSource	10,500	292,320
		292,320
Oil, Gas & Consumable Fuels–0.82%
Cabot Oil & Gas	55,800	971,478
Concho Resources	9,434	826,135
Continental Resources	8,700	298,410
Diamondback Energy	23,781	2,208,304
HollyFrontier	11,500	583,165
†Jagged Peak Energy	75,800	643,542
=†πVenture Global LNG Series B	12	62,400
=†πVenture Global LNG Series C	149	774,800
		6,368,234
Pharmaceuticals–0.90%
†Catalent	13,813	777,672
†Elanco Animal Health	144,657	4,260,149
†GW Pharmaceuticals ADR	1,600	167,296
†Jazz Pharmaceuticals	7,800	1,164,384
Perrigo	12,800	661,248
		7,030,749
Professional Services–5.84%
†Clarivate Analytics	209,693	3,522,842
†CoStar Group	13,748	8,225,428
Equifax	20,740	2,906,089
†IHS Markit	120,275	9,062,721
ManpowerGroup	2,900	281,590
Nielsen Holdings	34,900	708,470
Robert Half International	11,300	713,595
TransUnion	107,676	9,218,142
Verisk Analytics Class A	66,290	9,899,749
Wolters Kluwer	12,398	904,223
		45,442,849
Real Estate Management & Development–0.09%
Jones Lang LaSalle	3,900	678,951
		678,951

LVIP Blended Mid Cap Managed Volatility Fund–8

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail–1.41%
JB Hunt Transport Services	12,698	$ 1,482,873
Kansas City Southern	49,839	7,633,341
Landstar System	3,400	387,158
Old Dominion Freight Line	5,300	1,005,834
Schneider National Class B	20,044	437,360
		10,946,566
Semiconductors & Semiconductor Equipment–4.41%
Entegris	40,100	2,008,609
KLA	20,809	3,707,540
Lam Research	12,000	3,508,800
Marvell Technology Group	77,374	2,055,054
Maxim Integrated Products	49,500	3,044,745
Microchip Technology	34,800	3,644,256
Monolithic Power Systems	43,307	7,709,512
†Silicon Laboratories	25,082	2,909,010
Skyworks Solutions	25,000	3,022,000
Xilinx	27,916	2,729,347
		34,338,873
Software–10.67%
†Anaplan	8,300	434,920
†ANSYS	3,600	926,676
†Atlassian Class A	24,200	2,912,228
†Autodesk	43,582	7,995,554
†Avalara	4,300	314,975
†Cadence Design Systems	142,968	9,916,260
CDK Global	13,900	760,052
†Ceridian HCM Holding	19,941	1,353,595
Constellation Software	3,726	3,618,715
†Coupa Software	7,800	1,140,750
†Crowdstrike Holdings Class A	6,471	322,709
†Datadog Class A	5,991	226,340
=†πDatadog Class B	6,153	232,460
†DocuSign	38,140	2,826,555
†Dropbox Class A	17,408	311,777
†Dynatrace	19,512	493,654
†Fortinet	17,700	1,889,652
†Guidewire Software	44,008	4,830,758
†New Relic	5,900	387,689
†Nice ADR	31,742	4,924,771
NortonLifeLock	41,100	1,048,872
†Palo Alto Networks	11,300	2,613,125
†Paycom Software	5,700	1,509,132
†Pluralsight Class A	24,323	418,599
†Proofpoint	11,300	1,297,014
†RealPage	30,406	1,634,323
†ServiceNow	29,145	8,228,216
†Slack Technologies Class A	17,008	382,340
†Splunk	24,900	3,729,273
SS&C Technologies Holdings	88,526	5,435,496
†Synopsys	13,200	1,837,440
†Tyler Technologies	19,093	5,728,282
†Workday Class A	10,000	1,644,500
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Zendesk	21,100	$ 1,616,893
†Zoom Video Communications Class A	892	60,692
		83,004,287
Specialty Retail–4.30%
†AutoZone	835	994,744
†Burlington Stores	27,298	6,224,763
†CarMax	16,300	1,429,021
†Five Below	44,329	5,667,906
†Michaels	13,300	107,597
†O'Reilly Automotive	16,490	7,226,907
Ross Stores	37,587	4,375,879
Tractor Supply	49,683	4,642,379
†Ulta Salon Cosmetics & Fragrance	8,908	2,254,971
Williams-Sonoma	7,400	543,456
		33,467,623
Technology Hardware, Storage & Peripherals–0.10%
†Pure Storage Class A	47,744	816,900
		816,900
Textiles, Apparel & Luxury Goods–1.00%
†Lululemon Athletica	27,844	6,450,619
PVH	3,900	410,085
Tapestry	33,800	911,586
		7,772,290
Trading Companies & Distributors–0.31%
Fastenal	9,000	332,550
†HD Supply Holdings	36,800	1,480,096
Watsco	3,500	630,525
		2,443,171
Water Utilities–0.10%
American Water Works	6,174	758,476
		758,476
Total Common Stock (Cost $513,761,960)		745,213,244
CONVERTIBLE PREFERRED STOCKS–0.09%
=†πDatabricks Series F	7,776	333,967
=†πUiPath Series D1	7,537	296,594
=†πUiPath Series D2	1,266	49,819
Total Convertible Preferred Stocks (Cost $680,380)		680,380

LVIP Blended Mid Cap Managed Volatility Fund–9

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
Money Market Fund–4.02%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 1.53%)	31,334,719	$ 31,334,719
Total Money Market Fund (Cost $31,334,719)		31,334,719

TOTAL INVESTMENTS–99.87% (Cost $545,777,059)	777,228,343
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	988,393
NET ASSETS APPLICABLE TO 47,004,740 SHARES OUTSTANDING–100.00%	$778,216,736
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($29,070,257 / 1,695,188 Shares)	$17.149
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($749,146,479 / 45,309,552 Shares)	$16.534
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$583,568,260
Distributable earnings/(accumulated loss)	194,648,476
TOTAL NET ASSETS	$778,216,736

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2019, the aggregate value of restricted securities was $1,750,040, which represented 0.22% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Databricks Series F	10/22/2019	$ 333,967	$ 333,967
Datadog Class B	5/8/2019	98,220	232,460
UiPath Series D1	4/30/2019	296,594	296,594
UiPath Series D2	4/30/2019	49,819	49,819
Venture Global LNG Series B	3/8/2018	36,240	62,400
Venture Global LNG Series C	10/16/2017	554,369	774,800
Total		$1,369,209	$1,750,040

★ Includes $847,800 cash collateral held at broker for futures contracts, $37,018 variation margin due from broker on futures contracts, $222,634 payable for fund shares redeemed, $86,861 other accrued expenses payable and $602,510 due to manager and affiliates as of December 31, 2019.
LVIP Blended Mid Cap Managed Volatility Fund–10

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
21	E-mini Russell 2000 Index	$ 1,754,130	$ 1,726,095	3/20/20	$ 28,035	$—
64	E-mini S&P 500 Index	10,339,520	10,170,284	3/20/20	169,236	—
53	E-mini S&P MidCap 400 Index	10,943,440	10,815,566	3/20/20	127,874	—
Total Futures Contracts					$325,145	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
LNG–Liquefied Natural Gas
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–11

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 6,087,540
Interest	83,362
Foreign taxes withheld	(24,391)
6,146,511
EXPENSES:
Management fees	4,692,583
Distribution fees-Service Class	1,694,325
Shareholder servicing fees	204,594
Accounting and administration expenses	171,076
Reports and statements to shareholders	110,320
Professional fees	39,652
Custodian fees	29,710
Trustees’ fees and expenses	21,101
Pricing fees	11,443
Consulting fees	4,267
Other	12,655
6,991,726
Less:
Management fees waived	(91,307)
Total operating expenses	6,900,419
NET INVESTMENT LOSS	(753,908)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	24,284,038
Foreign currencies	(1,480)
Futures contracts	(51,791,219)
Net realized loss	(27,508,661)
Net change in unrealized appreciation (depreciation) of:
Investments	188,601,393
Foreign currencies	102
Futures contracts	(7,009,191)
Net change in unrealized appreciation (depreciation)	181,592,304
NET REALIZED AND UNREALIZED GAIN	154,083,643
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,329,735
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (753,908)	$ (588,169)
Net realized gain (loss)	(27,508,661)	76,773,453
Net change in unrealized appreciation (depreciation)	181,592,304	(77,831,751)
Net increase (decrease) in net assets resulting from operations	153,329,735	(1,646,467)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,415,895)	—
Service Class	(60,818,709)	—
	(63,234,604)	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,379,966	4,202,136
Service Class	82,364,553	119,432,225
Reinvestment of dividends and distributions:
Standard Class	2,415,895	—
Service Class	60,818,709	—
	148,979,123	123,634,361
Cost of shares redeemed:
Standard Class	(5,577,032)	(5,711,156)
Service Class	(81,455,457)	(67,083,041)
	(87,032,489)	(72,794,197)
Increase in net assets derived from capital share transactions	61,946,634	50,840,164
NET INCREASE IN NET ASSETS	152,041,765	49,193,697
NET ASSETS:
Beginning of year	626,174,971	576,981,274
End of year	$778,216,736	$626,174,971
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–12

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15 [3]
Net asset value, beginning of period	$ 15.017	$ 14.963	$ 11.917	$ 11.968	$ 12.639
Income (loss) from investment operations:
Net investment income[4]	0.022	0.023	0.023	0.013	0.018
Net realized and unrealized gain (loss)	3.628	0.031	3.023	0.251	(0.548)
Total from investment operations	3.650	0.054	3.046	0.264	(0.530)
Less dividends and distributions from:
Net realized gain	(1.518)	—	—	(0.315)	(0.141)
Total dividends and distributions	(1.518)	—	—	(0.315)	(0.141)
Net asset value, end of period	$ 17.149	$ 15.017	$ 14.963	$ 11.917	$ 11.968
Total return[5]	24.92%	0.36%	25.56%	2.26%	(4.20%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 29,070	$25,199	$ 26,547	$22,110	$ 22,752
Ratio of expenses to average net assets	0.74%	0.74%	0.75%	0.79%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.78%	0.79%	0.84%	0.85%
Ratio of net investment income to average net assets	0.13%	0.15%	0.17%	0.11%	0.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.12%	0.11%	0.13%	0.06%	0.09%
Portfolio turnover	19%	70%	27%	103%	148%

[1]	Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Ivy Investment Management Company.
[2]	Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.
[3]	Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub- adviser.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–13

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15 [3]
Net asset value, beginning of period	$ 14.561	$ 14.542	$ 11.611	$ 11.698	$ 12.388
Income (loss) from investment operations:
Net investment income (loss)[4]	(0.019)	(0.016)	(0.010)	(0.016)	(0.014)
Net realized and unrealized gain (loss)	3.510	0.035	2.941	0.244	(0.535)
Total from investment operations	3.491	0.019	2.931	0.228	(0.549)
Less dividends and distributions from:
Net realized gain	(1.518)	—	—	(0.315)	(0.141)
Total dividends and distributions	(1.518)	—	—	(0.315)	(0.141)
Net asset value, end of period	$ 16.534	$ 14.561	$ 14.542	$ 11.611	$ 11.698
Total return[5]	24.60%	0.13%	25.24%	2.00%	(4.44%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$749,146	$600,976	$550,434	$475,177	$306,375
Ratio of expenses to average net assets	0.99%	0.99%	1.00%	1.04%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	1.03%	1.04%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	(0.12%)	(0.10%)	(0.08%)	(0.14%)	(0.11%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.13%)	(0.14%)	(0.12%)	(0.19%)	(0.16%)
Portfolio turnover	19%	70%	27%	103%	148%

[1]	Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Ivy Investment Management Company.
[2]	Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.
[3]	Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub- adviser.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–14

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Blended Mid Cap Managed Volatility Fund–15

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $11,051 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, effective May 1, 2019, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   Prior to May 1, 2019, LIAC received a management fee at an annual rate of 0.90% of the first $25 million of the Fund’s average daily net assets; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of the Fund’s average daily net assets in excess of $250 million. Prior to May 1, 2019, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.12% on the first $25 million of the Fund’s average daily net assets; 0.07% on the next $50 million; 0.02% on the next $225 million; 0.04% on the next $300 million; and 0.07% on the next $200 million of the Fund’s average daily net assets. When the Fund’s daily net assets exceeded $800 million, the waiver amount was 0.22% of the first $25 million of the Fund’s average daily net assets; 0.17% on the next $50 million; 0.12% on the next $75 million; 0.02% on the next $100 million; and 0.07% in excess of $250 million of the Fund’s daily net assets.
Prior to May 1, 2019, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.77% the Fund’s average daily net assets for the Standard Class and 1.02% for the Service Class. The reimbursement was accrued daily and received monthly.
Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays MFS and T. Rowe Price a fee based on MFS and T. Rowe Price’s managed portion of the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s managed volatility strategy. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$39,678
Legal	7,849
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Blended Mid Cap Managed Volatility Fund–16

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $70,192 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$425,845
Distribution fees payable to LFD	157,666
Shareholder servicing fees payable to Lincoln Life	18,999
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $106,273 and securities sales of $167,319, which resulted in net realized gains of $30,429.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$128,696,331
Sales	162,023,762
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$547,912,797
Aggregate unrealized appreciation of investments and derivatives	$239,077,151
Aggregate unrealized depreciation of investments and derivatives	(9,761,605)
Net unrealized appreciation of investments and derivatives	$229,315,546
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Blended Mid Cap Managed Volatility Fund–17

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 20,094,782	$—	$ —	$ 20,094,782
Air Freight & Logistics	1,218,480	—	—	1,218,480
Airlines	3,712,080	—	—	3,712,080
Auto Components	3,010,549	—	—	3,010,549
Automobiles	744,930	—	—	744,930
Banks	9,390,296	—	—	9,390,296
Beverages	1,622,400	—	—	1,622,400
Biotechnology	14,075,526	—	—	14,075,526
Building Products	7,370,097	—	—	7,370,097
Capital Markets	30,756,466	—	—	30,756,466
Chemicals	10,734,611	—	—	10,734,611
Commercial Services & Supplies	19,947,751	—	—	19,947,751
Communications Equipment	2,562,126	—	—	2,562,126
Construction & Engineering	569,164	—	—	569,164
Construction Materials	8,840,248	—	—	8,840,248
Consumer Finance	1,399,796	—	—	1,399,796
Containers & Packaging	5,335,224	—	—	5,335,224
Distributors	3,640,406	—	—	3,640,406
Diversified Consumer Services	16,502,408	—	—	16,502,408
Electrical Equipment	14,144,684	—	—	14,144,684
Electronic Equipment, Instruments & Components	24,698,828	—	—	24,698,828
Entertainment	12,030,315	—	—	12,030,315
Equity Real Estate Investment Trusts	16,969,198	—	—	16,969,198
Food & Staples Retailing	1,728,589	—	—	1,728,589
Food Products	5,611,827	—	—	5,611,827
Gas Utilities	1,085,042	—	—	1,085,042
Health Care Equipment & Supplies	41,809,114	—	—	41,809,114
Health Care Providers & Services	10,174,709	—	—	10,174,709
Health Care Technology	2,830,346	—	—	2,830,346
Hotels, Restaurants & Leisure	29,720,555	—	—	29,720,555
Household Durables	2,504,433	—	—	2,504,433
Household Products	3,998,138	—	—	3,998,138
Industrial Conglomerates	7,220,979	—	—	7,220,979
Insurance	12,075,340	—	—	12,075,340
Interactive Media & Services	9,193,783	—	—	9,193,783
Internet & Direct Marketing Retail	3,422,912	—	—	3,422,912
IT Services	84,742,601	—	—	84,742,601
Leisure Products	1,023,706	—	—	1,023,706
Life Sciences Tools & Services	34,739,185	—	—	34,739,185
LVIP Blended Mid Cap Managed Volatility Fund–18

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Machinery	$ 14,343,759	$—	$ —	$ 14,343,759
Marine	286,496	—	—	286,496
Media	4,891,039	—	—	4,891,039
Metals & Mining	647,829	—	—	647,829
Multiline Retail	10,431,208	—	—	10,431,208
Multi-Utilities	292,320	—	—	292,320
Oil, Gas & Consumable Fuels	5,531,034	—	837,200	6,368,234
Pharmaceuticals	7,030,749	—	—	7,030,749
Professional Services	45,442,849	—	—	45,442,849
Real Estate Management & Development	678,951	—	—	678,951
Road & Rail	10,946,566	—	—	10,946,566
Semiconductors & Semiconductor Equipment	34,338,873	—	—	34,338,873
Software	82,771,827	—	232,460	83,004,287
Specialty Retail	33,467,623	—	—	33,467,623
Technology Hardware, Storage & Peripherals	816,900	—	—	816,900
Textiles, Apparel & Luxury Goods	7,772,290	—	—	7,772,290
Trading Companies & Distributors	2,443,171	—	—	2,443,171
Water Utilities	758,476	—	—	758,476
Convertible Preferred Stocks	—	—	680,380	680,380
Money Market Fund	31,334,719	—	—	31,334,719
Total Investments	$775,478,303	$—	$1,750,040	$777,228,343
Derivatives:

Assets:
Futures Contracts	$325,145	$—	$—	$325,145
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, Straddle loss and partnership basis adjustment.
 The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Long-term capital gains	$63,234,604	$—
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (34,660,316)
Other temporary differences	(6,765)
Net unrealized appreciation	229,315,557
Distributable earnings/(accumulated loss)	$194,648,476
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to net operating loss:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$590,575	$(590,575)
LVIP Blended Mid Cap Managed Volatility Fund–19

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$15,752,011	$18,908,305	$34,660,316
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	199,613	264,268
Service Class	5,127,380	7,767,434
Shares reinvested:
Standard Class	149,378	—
Service Class	3,897,386	—
	9,373,757	8,031,702
Shares redeemed:
Standard Class	(331,816)	(360,437)
Service Class	(4,989,234)	(4,343,475)
	(5,321,050)	(4,703,912)
Net increase	4,052,707	3,327,790
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$325,145	Receivables and other assets net of liabilities	$—
LVIP Blended Mid Cap Managed Volatility Fund–20

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(51,791,219)	$(7,009,191)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$12,639,399	$88,380,357
8.  Credit and Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–21

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP Blended Mid Cap Managed Volatility Fund–22

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Blended Mid Cap Managed Volatility Fund–23

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Mid Cap Managed Volatility Fund–24

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 for the Fund and reduced the Fund’s investment management fee effective May 1, 2019. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced the Fund’s investment management fee effective May 1, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed subadviser to the Risk-Management Sleeve of the Fund effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP Blended Mid Cap Managed Volatility Fund–25

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Associates, Inc. (“T. Rowe”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth Total Return USD Index. The Board considered that T. Rowe had subadvised the Fund since February 2016 and that MFS had subadvised the Fund since November 2018. The Board concluded that the services provided by the subadvisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for T. Rowe, which contains breakpoints, and considered that T. Rowe’s subadvisory fee was reduced effective October 1, 2019. The Board considered T. Rowe’s fees to the comparable subadvised fee schedules provided. The Board also reviewed the subadvisory fee schedule for MFS, which contains breakpoints, as well as the fees charged to comparable clients subadvised by MFS. The Board considered that LIAC compensates T. Rowe and MFS from its fees and that the subadvisory fee schedules were negotiated between LIAC and T. Rowe and MFS, respectively, which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. For the Equity Sleeve subadvised by T. Rowe, the Board considered that the subadvisory fee schedule for T. Rowe was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered that T. Rowe uses soft dollars that can benefit T. Rowe and its clients, and also considered other benefits to T. Rowe in including the Fund’s assets in its assets under management.
For the Equity Sleeve subadvised by MFS, the Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Blended Mid Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Blended Mid Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Blended Mid Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Blended Mid Cap Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Blended Mid Cap Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Mid Cap Managed Volatility Fund–31

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
(formerly LVIP Blended Core Equity Managed Volatility Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: QS Investors, LLC
ClearBridge Investments, LLC.
SSGA Funds Management, Inc
The Fund returned 19.38% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the S&P 500® Index1, returned 31.49%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500®Index earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund utilizes a volatility management overlay and invests predominantly in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies. Additionally, the Fund has exposure to international equities. During calendar year 2019, exposure to international equities generally detracted from relative returns, while exposure to growth oriented equities generally contributed to relative returns.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
QS Investors, LLC:	Russell Shtern
Jacqueline Hurley
Stephen Lanzendorf
ClearBridge Investments, LLC:	Scott Glasser
Evan Bauman
Richard Freeman
Michael Kagan
SSGA Funds Management, Inc.:	Timothy Furbush
Philip Lee
Michael Martel
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–1

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge QS Select Large Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,645 for the Standard Class shares and to $15,317 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $19,766. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 19.38%
Five Years	+ 8.03%
Inception (1/2/14)	+ 7.75%
Service Class Shares
One Year	+ 18.93%
Five Years	+ 7.65%
Inception (1/2/14)	+ 7.37%
1. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–2

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,083.10	0.63%	$3.31
Service Class Shares	1,000.00	1,080.90	0.98%	5.14
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.63%	$3.21
Service Class Shares	1,000.00	1,020.20	0.98%	4.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–3

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Common Stock	94.85%
Aerospace & Defense	2.35%
Air Freight & Logistics	0.59%
Airlines	0.49%
Auto Components	0.19%
Banks	4.80%
Beverages	1.08%
Biotechnology	6.97%
Building Products	0.58%
Capital Markets	0.92%
Chemicals	2.79%
Commercial Services & Supplies	0.61%
Communications Equipment	0.88%
Construction & Engineering	0.30%
Construction Materials	0.34%
Consumer Finance	0.53%
Diversified Consumer Services	0.16%
Diversified Financial Services	1.55%
Diversified Telecommunication Services	1.43%
Electric Utilities	0.52%
Electrical Equipment	0.20%
Electronic Equipment, Instruments & Components	1.22%
Energy Equipment & Services	0.57%
Entertainment	2.51%
Equity Real Estate Investment Trusts	1.89%
Food & Staples Retailing	0.96%
Food Products	1.00%
Gas Utilities	0.25%
Health Care Equipment & Supplies	2.18%
Health Care Providers & Services	3.95%
Health Care Technology	0.18%
Hotels, Restaurants & Leisure	0.65%
Household Durables	0.39%
Household Products	0.68%
Independent Power and Renewable Electricity Producers	0.54%
Industrial Conglomerates	1.11%
Insurance	1.48%
Interactive Media & Services	4.27%
Internet & Direct Marketing Retail	1.95%
IT Services	2.98%
Life Sciences Tools & Services	0.85%
Machinery	1.02%
Media	6.33%
Metals & Mining	0.53%
Multi-Utilities	0.22%
Oil, Gas & Consumable Fuels	3.56%
Pharmaceuticals	4.82%
Security Type/Sector	Percentage of Net Assets
Professional Services	0.45%
Real Estate Management & Development	0.12%
Road & Rail	0.18%
Semiconductors & Semiconductor Equipment	3.47%
Software	8.69%
Specialty Retail	2.07%
Technology Hardware, Storage & Peripherals	4.88%
Textiles, Apparel & Luxury Goods	0.39%
Thrifts & Mortgage Finance	0.10%
Tobacco	0.36%
Trading Companies & Distributors	0.34%
Wireless Telecommunication Services	0.43%
Money Market Fund	5.05%
Total Investments	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

Top 10 Equity Holdings	Percentage of Net Assets
Comcast Class A	3.67%
Microsoft	3.64%
UnitedHealth Group	3.12%
Apple	3.10%
Biogen	2.38%
Facebook Class A	1.73%
JPMorgan Chase & Co.	1.71%
Amgen	1.63%
Broadcom	1.50%
Merck & Co.	1.39%
Total	23.87%

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–4

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–94.85%
Aerospace & Defense–2.35%
L3Harris Technologies	26,322	$ 5,208,334
Lockheed Martin	1,300	506,194
Raytheon	21,760	4,781,542
Spirit AeroSystems Holdings Class A	4,500	327,960
United Technologies	15,919	2,384,030
		13,208,060
Air Freight & Logistics–0.59%
United Parcel Service Class B	28,261	3,308,233
		3,308,233
Airlines–0.49%
†JetBlue Airways	56,471	1,057,137
Southwest Airlines	27,157	1,465,935
†United Airlines Holdings	2,768	243,833
		2,766,905
Auto Components–0.19%
Goodyear Tire & Rubber	45,468	707,255
Lear	2,800	384,160
		1,091,415
Banks–4.80%
Associated Banc-Corp	10,675	235,277
Bank of America	127,463	4,489,247
CIT Group	21,560	983,783
Fifth Third Bancorp	42,025	1,291,849
First Horizon National	50,556	837,207
JPMorgan Chase & Co.	68,847	9,597,272
PNC Financial Services Group	7,629	1,217,817
Popular	4,481	263,259
Regions Financial	63,000	1,081,080
Sterling Bancorp	37,370	787,760
US Bancorp	34,112	2,022,500
Wells Fargo & Co.	55,968	3,011,078
Zions Bancorp	22,023	1,143,434
		26,961,563
Beverages–1.08%
Coca-Cola	44,189	2,445,861
†Monster Beverage	20,500	1,302,775
PepsiCo	17,070	2,332,957
		6,081,593
Biotechnology–6.97%
AbbVie	22,801	2,018,801
†Agios Pharmaceuticals	14,916	712,239
†Alkermes	20,712	422,525
Amgen	37,902	9,137,035
†Biogen	45,032	13,362,345
Gilead Sciences	23,820	1,547,824
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†ImmunoGen	8,476	$ 43,270
†Ionis Pharmaceuticals	42,411	2,562,048
†Regeneron Pharmaceuticals	2,724	1,022,808
†Ultragenyx Pharmaceutical	10,337	441,493
†Vertex Pharmaceuticals	34,972	7,657,119
†Voyager Therapeutics	17,612	245,687
		39,173,194
Building Products–0.58%
Johnson Controls International	80,550	3,279,190
		3,279,190
Capital Markets–0.92%
Affiliated Managers Group	5,081	430,564
CME Group	9,111	1,828,760
Cohen & Steers	23,122	1,451,137
E*TRADE Financial	6,000	272,220
Invesco	20,000	359,600
Virtu Financial Class A	50,000	799,500
		5,141,781
Chemicals–2.79%
Air Products & Chemicals	12,982	3,050,640
CF Industries Holdings	5,931	283,146
†Corteva	22,220	656,823
DuPont de Nemours	8,694	558,155
Eastman Chemical	14,954	1,185,254
Ecolab	14,278	2,755,511
Huntsman	43,919	1,061,083
Olin	37,560	647,910
PPG Industries	33,369	4,454,428
Sherwin-Williams	1,786	1,042,203
		15,695,153
Commercial Services & Supplies–0.61%
Tetra Tech	9,000	775,440
Waste Management	23,203	2,644,214
		3,419,654
Communications Equipment–0.88%
†Arista Networks	2,847	579,080
Cisco Systems	90,801	4,354,816
		4,933,896
Construction & Engineering–0.30%
Fluor	31,240	589,811
†MasTec	17,000	1,090,720
		1,680,531
Construction Materials–0.34%
Vulcan Materials	13,150	1,893,468
		1,893,468
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–5

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance–0.53%
Navient	95,000	$ 1,299,600
SLM	34,000	302,940
Synchrony Financial	37,643	1,355,524
		2,958,064
Diversified Consumer Services–0.16%
†Grand Canyon Education	9,200	881,268
		881,268
Diversified Financial Services–1.55%
†Berkshire Hathaway Class A	22	7,470,980
†Berkshire Hathaway Class B	5,437	1,231,480
		8,702,460
Diversified Telecommunication Services–1.43%
AT&T	106,307	4,154,478
†GCI Liberty Class A	9,961	705,737
Verizon Communications	51,556	3,165,538
		8,025,753
Electric Utilities–0.52%
ALLETE	6,000	487,020
IDACORP	9,100	971,880
NextEra Energy	2,363	572,224
OGE Energy	20,500	911,635
		2,942,759
Electrical Equipment–0.20%
Eaton	8,000	757,760
Hubbell	2,300	339,986
		1,097,746
Electronic Equipment, Instruments & Components–1.22%
Dolby Laboratories Class A	10,920	751,296
Jabil	30,000	1,239,900
TE Connectivity	50,923	4,880,460
		6,871,656
Energy Equipment & Services–0.57%
Core Laboratories	38,127	1,436,244
National Oilwell Varco	44,958	1,126,198
Schlumberger	16,498	663,220
		3,225,662
Entertainment–2.51%
†Electronic Arts	7,500	806,325
†Liberty Media-Liberty Formula One Class A	5,573	243,986
†Liberty Media-Liberty Formula One Class C	10,295	473,210
†Lions Gate Entertainment Class B	20,994	208,471
†Madison Square Garden Class A	13,533	3,981,273
†Netflix	4,716	1,525,956
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
†Take-Two Interactive Software	9,884	$ 1,210,098
Walt Disney	33,556	4,853,204
World Wrestling Entertainment Class A	12,382	803,220
		14,105,743
Equity Real Estate Investment Trusts–1.89%
American Tower	16,575	3,809,266
Brixmor Property Group	60,232	1,301,614
CoreCivic	29,000	504,020
Host Hotels & Resorts	32,296	599,091
Iron Mountain	34,000	1,083,580
Kimco Realty	56,003	1,159,822
Lamar Advertising Class A	10,900	972,934
Life Storage	10,800	1,169,424
		10,599,751
Food & Staples Retailing–0.96%
Kroger	42,321	1,226,886
Walmart	35,026	4,162,490
		5,389,376
Food Products–1.00%
Bunge	18,855	1,085,105
Hershey	8,900	1,308,122
Mondelez International Class A	26,905	1,481,928
†Pilgrim's Pride	52,378	1,713,546
		5,588,701
Gas Utilities–0.25%
National Fuel Gas	17,000	791,180
Spire	7,278	606,330
		1,397,510
Health Care Equipment & Supplies–2.18%
†Align Technology	338	94,315
Baxter International	15,300	1,279,386
Becton Dickinson & Co.	7,200	1,958,184
†Edwards Lifesciences	4,000	933,160
†Haemonetics	10,825	1,243,792
Medtronic	59,399	6,738,817
		12,247,654
Health Care Providers & Services–3.95%
Chemed	3,449	1,515,008
CVS Health	12,311	914,584
Humana	3,300	1,209,516
†Molina Healthcare	7,776	1,055,126
UnitedHealth Group	59,532	17,501,217
		22,195,451

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–6

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology–0.18%
†Veeva Systems Class A	7,300	$ 1,026,818
		1,026,818
Hotels, Restaurants & Leisure–0.65%
McDonald's	6,848	1,353,233
†Norwegian Cruise Line Holdings	11,915	695,955
Starbucks	18,000	1,582,560
		3,631,748
Household Durables–0.39%
PulteGroup	39,731	1,541,563
Toll Brothers	16,326	645,040
		2,186,603
Household Products–0.68%
Procter & Gamble	27,405	3,422,884
Spectrum Brands Holdings	6,500	417,885
		3,840,769
Independent Power and Renewable Electricity Producers–0.54%
AES	67,184	1,336,962
NRG Energy	31,615	1,256,696
Vistra Energy	18,000	413,820
		3,007,478
Industrial Conglomerates–1.11%
3M	8,009	1,412,948
Honeywell International	27,339	4,839,003
		6,251,951
Insurance–1.48%
Allstate	12,300	1,383,135
American Financial Group	2,900	317,985
American International Group	24,763	1,271,085
MetLife	22,372	1,140,301
Principal Financial Group	6,500	357,500
Travelers	23,988	3,285,157
Unum Group	18,640	543,542
		8,298,705
Interactive Media & Services–4.27%
†Alphabet Class A	3,740	5,009,319
†Alphabet Class C	2,549	3,408,064
†Facebook Class A	47,451	9,739,318
†Snap Class A	45,000	734,850
†TripAdvisor	17,854	542,404
†Twitter	142,841	4,578,054
		24,012,009
Internet & Direct Marketing Retail–1.95%
†Amazon.com	4,118	7,609,405
†Booking Holdings	850	1,745,670
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Direct Marketing Retail (continued)
†Etsy	23,600	$ 1,045,480
†Qurate Retail	68,555	577,919
		10,978,474
IT Services–2.98%
Automatic Data Processing	24,909	4,246,985
Booz Allen Hamilton Holding	9,100	647,283
†Euronet Worldwide	3,600	567,216
International Business Machines	11,587	1,553,121
Mastercard Class A	2,061	615,394
†PayPal Holdings	17,918	1,938,190
Science Applications International	1,155	100,508
Visa Class A	37,543	7,054,330
		16,723,027
Life Sciences Tools & Services–0.85%
Bruker	16,238	827,651
Thermo Fisher Scientific	12,092	3,928,328
		4,755,979
Machinery–1.02%
AGCO	15,300	1,181,925
Allison Transmission Holdings	6,000	289,920
Cummins	7,698	1,377,634
Dover	7,477	861,799
Illinois Tool Works	2,806	504,042
Oshkosh	3,600	340,740
Parker-Hannifin	2,900	596,878
Pentair	12,985	595,622
		5,748,560
Media–6.33%
†AMC Networks Class A	47,933	1,893,353
Comcast Class A	458,781	20,631,382
†Discovery Class A	91,924	3,009,592
†Discovery Class C	43,632	1,330,340
†Liberty Broadband Class A	13,106	1,632,483
†Liberty Broadband Class C	20,361	2,560,396
†Liberty Media-Liberty SiriusXM Class A	22,293	1,077,644
†Liberty Media-Liberty SiriusXM Class C	41,178	1,982,309
†MSG Networks Class A	36,085	627,879
ViacomCBS Class B	19,082	800,871
		35,546,249
Metals & Mining–0.53%
Freeport-McMoRan	80,395	1,054,782
Nucor	11,497	647,051
Southern Copper	27,676	1,175,677

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–7

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Steel Dynamics	3,733	$ 127,071
		3,004,581
Multi-Utilities–0.22%
Sempra Energy	7,974	1,207,901
		1,207,901
Oil, Gas & Consumable Fuels–3.56%
Chevron	46,934	5,656,016
Encana	195,559	917,172
Exxon Mobil	51,404	3,586,971
HollyFrontier	6,303	319,625
Kinder Morgan	90,084	1,907,078
Marathon Petroleum	13,000	783,250
Occidental Petroleum	30,618	1,261,768
Phillips 66	22,417	2,497,478
Pioneer Natural Resources	9,312	1,409,558
Valero Energy	17,463	1,635,410
		19,974,326
Pharmaceuticals–4.82%
Allergan	39,457	7,542,995
†Bausch Health Companies	24,148	722,508
Bristol-Myers Squibb	30,437	1,953,751
Johnson & Johnson	40,705	5,937,638
Merck & Co.	85,861	7,809,058
Pfizer	79,948	3,132,363
		27,098,313
Professional Services–0.45%
†FTI Consulting	6,200	686,092
Insperity	9,233	794,407
Robert Half International	16,457	1,039,260
		2,519,759
Real Estate Management & Development–0.12%
†CBRE Group Class A	11,000	674,190
		674,190
Road & Rail–0.18%
Union Pacific	5,500	994,345
		994,345
Semiconductors & Semiconductor Equipment–3.47%
†Advanced Micro Devices	25,500	1,169,430
Applied Materials	9,200	561,568
ASML Holding (New York shares)	4,588	1,357,773
Broadcom	26,695	8,436,154
†Cree	63,816	2,945,108
Intel	55,195	3,303,421
Lam Research	2,200	643,280
Texas Instruments	8,234	1,056,340
		19,473,074
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software–8.69%
†Adobe Systems	20,847	$ 6,875,549
†Autodesk	32,234	5,913,650
†Cerence	11,923	269,818
Citrix Systems	28,210	3,128,489
†Dropbox Class A	29,500	528,345
†FireEye	64,024	1,058,317
†Fortinet	13,924	1,486,526
Intuit	2,500	654,825
†Manhattan Associates	3,700	295,075
Microsoft	129,769	20,464,571
†Nuance Communications	95,390	1,700,804
Oracle	57,433	3,042,800
†salesforce.com	20,932	3,404,380
		48,823,149
Specialty Retail–2.07%
Foot Locker	11,481	447,644
Home Depot	34,704	7,578,660
TJX	52,824	3,225,433
†Ulta Salon Cosmetics & Fragrance	1,582	400,468
		11,652,205
Technology Hardware, Storage & Peripherals–4.88%
Apple	59,258	17,401,112
Seagate Technology	127,839	7,606,420
Western Digital	37,795	2,398,849
		27,406,381
Textiles, Apparel & Luxury Goods–0.39%
†Deckers Outdoor	4,319	729,306
NIKE Class B	10,000	1,013,100
Ralph Lauren	3,700	433,714
		2,176,120
Thrifts & Mortgage Finance–0.10%
MGIC Investment	40,000	566,800
		566,800
Tobacco–0.36%
Altria Group	8,108	404,670
Philip Morris International	19,241	1,637,217
		2,041,887
Trading Companies & Distributors–0.34%
†NOW	8,607	96,743
WW Grainger	5,383	1,822,253
		1,918,996
Wireless Telecommunication Services–0.43%
†Sprint	120,000	625,200
Telephone & Data Systems	27,000	686,610

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–8

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Wireless Telecommunication Services (continued)
†United States Cellular	29,800	$ 1,079,654
		2,391,464
Total Common Stock (Cost $462,773,273)		532,796,051

MONEY MARKET FUND–5.05%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	28,373,175	28,373,175
Total Money Market Fund (Cost $28,373,175)		28,373,175

TOTAL INVESTMENTS–99.90% (Cost $491,146,448)	561,169,226
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	540,833
NET ASSETS APPLICABLE TO 41,250,710 SHARES OUTSTANDING–100.00%	$561,710,059
NET ASSET VALUE PER SHARE–LVIP CLEARBRIDGE QS SELECT LARGE CAP MANAGED VOLATILITY FUND STANDARD CLASS ($1,566,494 / 114,860 Shares)	$13.638
NET ASSET VALUE PER SHARE–LVIP CLEARBRIDGE QS SELECT LARGE CAP MANAGED VOLATILITY FUND SERVICE CLASS ($560,143,565 / 41,135,850 Shares)	$13.617
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$472,285,401
Distributable earnings/(accumulated loss)	89,424,658
TOTAL NET ASSETS	$561,710,059

† Non-income producing.
★ Includes $444,900 cash collateral held at broker for futures contracts, $55,791 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $62,691 variation margin due from broker on futures contracts, $198,916 payable for fund shares redeemed, $3 foreign currencies due to custodian, $80,692 other accrued expenses payable and $480,562 due to manager and affiliates as of December 31, 2019.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–9

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
4	E-mini Russell 2000 Index	$ 334,120	$ 328,734	3/20/20	$ 5,386	$—
63	E-mini S&P 500 Index	10,177,965	10,015,695	3/20/20	162,270	—
5	E-mini S&P MidCap 400 Index	1,032,400	1,020,337	3/20/20	12,063	—
Total Futures Contracts					$179,719	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–10

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 7,359,962
Interest	513,941
Foreign taxes withheld	(14,292)
7,859,611
EXPENSES:
Management fees	2,859,805
Distribution fees-Service Class	1,560,764
Accounting and administration expenses	159,006
Shareholder servicing fees	129,585
Reports and statements to shareholders	56,936
Professional fees	21,950
Custodian fees	21,794
Trustees’ fees and expenses	12,942
Pricing fees	4,269
Consulting fees	4,102
Other	7,706
4,838,859
Less:
Management fees waived	(222,198)
Expenses reimbursed	(253,471)
Total operating expenses	4,363,190
NET INVESTMENT INCOME	3,496,421
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	40,005,488
Sale of unaffiliated investments	2,736,987
Futures contracts	(16,976,090)
Net realized gain	25,766,385
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(20,026,860)
Unaffiliated investments	70,022,778
Foreign currencies	(834)
Futures contracts	884,444
Net change in unrealized appreciation (depreciation)	50,879,528
NET REALIZED AND UNREALIZED GAIN	76,645,913
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 80,142,334
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,496,421	$ 2,811,707
Net realized gain	25,766,385	12,717,074
Net change in unrealized appreciation (depreciation)	50,879,528	(25,906,820)
Net increase (decrease) in net assets resulting from operations	80,142,334	(10,378,039)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(54,733)	(3,835)
Service Class	(18,118,981)	(12,712,265)
	(18,173,714)	(12,716,100)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	55,487	2,960
Service Class	50,860,616	62,391,708
Net assets from merger:*
Standard Class	1,359,066	—
Service Class	177,278,856	—
Reinvestment of dividends and distributions:
Standard Class	54,733	3,835
Service Class	18,118,981	12,712,265
	247,727,739	75,110,768
Cost of shares redeemed:
Standard Class	(110,816)	(15,976)
Service Class	(49,131,625)	(37,720,434)
	(49,242,441)	(37,736,410)
Increase in net assets derived from capital share transactions	198,485,298	37,374,358
NET INCREASE IN NET ASSETS	260,453,918	14,280,219
NET ASSETS:
Beginning of year	301,256,141	286,975,922
End of year	$561,710,059	$301,256,141

*	See Note 7 in Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–11

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/19 [1]	12/31/18	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 11.851	$ 12.744	$ 10.672	$ 9.913	$ 10.501
Income (loss) from investment operations:
Net investment income[3]	0.147	0.166	0.136	0.154	0.139
Net realized and unrealized gain (loss)	2.128	(0.482)	2.110	0.741	(0.550)
Total from investment operations	2.275	(0.316)	2.246	0.895	(0.411)
Less dividends and distributions from:
Net investment income	(0.196)	(0.155)	(0.174)	(0.136)	(0.120)
Net realized gain	(0.292)	(0.422)	—	—	(0.057)
Total dividends and distributions	(0.488)	(0.577)	(0.174)	(0.136)	(0.177)
Net asset value, end of period	$ 13.638	$ 11.851	$ 12.744	$ 10.672	$ 9.913
Total return[4]	19.38%	(2.80%)	21.04%	9.03%	(3.90%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,566	$ 81	$ 96	$ 86	$ 83
Ratio of expenses to average net assets[5]	0.62%	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.73%	0.71%	0.70%	0.71%	0.74%
Ratio of net investment income to average net assets	1.14%	1.29%	1.15%	1.50%	1.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.03%	0.58%	0.45%	0.79%	0.61%
Portfolio turnover	67%	9%	9%	35%	10%

[1]	Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–12

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/19 [1]	12/31/18	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 11.845	$ 12.739	$ 10.672	$ 9.914	$ 10.502
Income (loss) from investment operations:
Net investment income[3]	0.100	0.121	0.094	0.119	0.103
Net realized and unrealized gain (loss)	2.122	(0.479)	2.106	0.739	(0.550)
Total from investment operations	2.222	(0.358)	2.200	0.858	(0.447)
Less dividends and distributions from:
Net investment income	(0.158)	(0.114)	(0.133)	(0.100)	(0.084)
Net realized gain	(0.292)	(0.422)	—	—	(0.057)
Total dividends and distributions	(0.450)	(0.536)	(0.133)	(0.100)	(0.141)
Net asset value, end of period	$ 13.617	$ 11.845	$ 12.739	$ 10.672	$ 9.914
Total return[4]	18.93%	(3.14%)	20.61%	8.65%	(4.24%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$560,144	$301,175	$286,880	$232,038	$130,907
Ratio of expenses to average net assets[5]	0.97%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.08%	1.06%	1.05%	1.06%	1.09%
Ratio of net investment income to average net assets	0.79%	0.94%	0.80%	1.15%	1.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.68%	0.23%	0.10%	0.44%	0.26%
Portfolio turnover	67%	9%	9%	35%	10%

[1]	Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–13

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (formerly LVIP Blended Core Equity Managed Volatility Fund)(the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Prior to February 11, 2019, the Fund operated under a fund of fund structure.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends,
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–14

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $983 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.64% of the Fund's average daily net assets.   Prior to February 11, 2019, LIAC had contractually agreed to waive its advisory fee. The waiver amount was 0.64% of the Fund’s average daily net assets.   The management fee is calculated daily and paid monthly.
Effective February 11, 2019, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.68% of the Fund’s average daily net assets for the Standard Class and 1.03% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least May 25, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to February 11, 2019, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceeded 0.00% of the Fund’s average daily net assets for the Standard Class and 0.35% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019, by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 206,621	$ 206,621
Effective February 11, 2019, ClearBridge Investments, LLC ("ClearBridge") and QS Investors, LLC ("QS Investors") were added as sub-advisers to the Fund with each responsible for the day-to-day management of a portion of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays ClearBridge and QS Investors a fee based on their managed portions of the Fund's average daily net assets. Prior to February 11, 2019, LIAC was responsible for the day-to-day management of the Fund’s investment portfolio now allocated to ClearBridge and QS Investors.
SSGA Funds Management, Inc. ("SSGA") is responsible for the day-to-day management of the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the SSGA a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$24,365
Legal	4,781
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–15

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $28,522 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 55,791
Management fees payable to LIAC	302,114
Distribution fees payable to LFD	164,758
Shareholder servicing fees payable to Lincoln Life	13,690
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-0.00%@
Equity Funds-0.00%@
×,#ClearBridge - Variable Appreciation Portfolio	$170,160,026	$2,981,834	$183,130,452	$21,450,831	$(11,462,239)	$—	—	$—	$—
×T. Rowe Price Capital Opportunity Fund (Investor Class)	112,637,773	1,987,889	124,615,698	18,554,657	(8,564,621)	—	—	—	—
Total	$282,797,799	$4,969,723	$307,746,150	$40,005,488	$(20,026,860)	$—		$—	$—

@ As a percentage of Net Assets as of December 31, 2019.
× Issuer is no longer an affiliate of the Fund at December 31, 2019.
# Series I shares.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$284,881,626
Sales	430,694,701
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$491,312,740
Aggregate unrealized appreciation of investments and derivatives	$ 78,578,580
Aggregate unrealized depreciation of investments and derivatives	(8,722,095)
Net unrealized appreciation of investments and derivatives	$ 69,856,485
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–16

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$532,796,051	$—	$—	$532,796,051
Money Market Fund	28,373,175	—	—	28,373,175
Total Investments	$561,169,226	$—	$—	$561,169,226
Derivatives:

Assets:
Futures Contracts	$179,719	$—	$—	$179,719
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$4,015,979	$2,859,579
Long-term capital gains	14,157,735	9,856,521
Total	$18,173,714	$12,716,100
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$20,491,432
Capital loss carryforward	(923,369)
Net unrealized appreciation	69,856,595
Distributable earnings/(accumulated loss)	$89,424,658
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–17

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transactions and distributions received from Underlying Funds:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(3,313,691)	$3,313,691
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$923,369	$923,369
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	4,372	248
Service Class	3,996,826	4,824,976
Shares reinvested:
Standard Class	4,149	298
Service Class	1,381,070	983,694
Shares from merger:
Standard Class	108,111	—
Service Class	14,128,057	—
	19,622,585	5,809,216
Shares redeemed:
Standard Class	(8,611)	(1,210)
Service Class	(3,795,419)	(2,903,877)
	(3,804,030)	(2,905,087)
Net increase	15,818,555	2,904,129
7.  Fund Merger
As of the close of business on May 24, 2019, the Fund acquired all of the assets and liabilities of the LVIP ClearBridge Large Cap Managed Volatility Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine 2 funds managed by LIAC with comparable investment objectives and strategies. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization, as shown in the following table:
	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Aquiring Fund	Aquired Fund Net Assets	Conversion Ratio
Acquired Fund - Standard Class	140,710	Standard Class	108,111	$ 1,359,066	0.768
Acquired Fund - Service Class	18,390,498	Service Class	14,128,057	177,278,856	0.768
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–18

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7.  Fund Merger (continued)
The net assets of the Acquiring Fund before the acquisition were $328,131,275. The net assets of the Acquiring Fund immediately following the acquisition were $506,769,197.
If the acquisition had been completed on January 1, 2019, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2019, would have been as follows (unaudited):
Net investment income (loss)	$ 3,357,840(a)
Net realized gain (loss)	23,815,356 (b)
Net change in unrealized appreciation (depreciation)	59,902,299 (c)
Net increase in net assets resulting from operations	$87,075,495

(a)	$3,496,421, as reported in the Statement of Operations, plus $(138,581) Net investment income (loss) from Acquired Fund pre-merger.
(b)	$25,766,385, as reported in the Statement of Operations, plus $(1,951,029) Net realized gain (loss) from Acquired Fund pre-merger.
(c)	$50,879,528, as reported in the Statement of Operations, plus $9,022,771 Net change in unrealized appreciation (depreciation) from Acquired Fund pre-merger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since May 27, 2019.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$179,719	Receivables and other assets net of liabilities	$—
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–19

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(16,987,076)	$859,709
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	10,986	24,735
Total		$(16,976,090)	$884,444
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$8,388,548	$31,005,178
9.  Credit and Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–20

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
12. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–22

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–23

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
The Board considered that the Fund had been restructured in February 2019 from a fund-of-funds structure to a subadvised structure, subadvised by ClearBridge Investments, LLC and QS Investors, LLC.
The Board reviewed performance of the LVIP Clearbridge QS Select Large Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was the higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio was lower than the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through May 25, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed subadviser to the Risk-Management Sleeve of the Fund effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–24

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–30

LVIP Delaware Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Delaware Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 9.21% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 8.72%.
There were many highlights in 2019, but none more significant than the great Federal Open Market Committee pivot which once again inflated asset prices and compressed risk premiums resulting in the best fixed income returns since 2002. The Federal Reserve (the “Fed”), which began the year on hold, completed what they referred to as a “Mid-Cycle Adjustment” by cutting rates three times and ending quantitative tightening in the second half of the year in response to the US-China trade war, a slow-down in global growth, an inverted yield curve, Brexit drama, and tightening financial conditions where liquidity issues in the repo market drew scrutiny for the Fed. Other global central banks, such as the European Central Bank and the Reserve Bank of Australia, quickly followed suit.
As 2019 ended, the financial markets rallied on signs that recent areas of uncertainty had been resolved. The US-China trade conflict de-escalated as the countries reached an apparent Phase 1 agreement. The Fed indicated that any shift in 2020 from its current policy would require a significant and sustained adjustment to current economic projections. Although a no-deal Brexit is still possible, the political environment in Britain seems to have stabilized. In a goldilocks year such as 2019, which had no shortage of uncertainties, equity and fixed income returns benefitted significantly from dramatically lower interest rates due to accommodative global central banks.
The Fund returned 9.49% gross of fees, compared to the benchmark return of 8.72% for the same period. The Fund’s absolute returns were boosted by both lower interest rates and tighter spreads that followed the central bank liquidity injection. The easing of U.S. -China tension with the preliminary announcement of a Phase I deal encouraged a frenzied year-end shopping spree, as investors sought sectors and securities expected to benefit from less policy uncertainty. For the year, credit-related securities, including investment grade and high yield debt delivered roughly 6% and 9% returns in excess of US Treasuries. The Fund’s overweight to these sectors was consequently additive.
While credit securities were among the greatest beneficiaries, the liquidity tide did lift all boats, with all non-government sectors in the benchmark outperforming Treasury securities. The Fund’s modest overweight to securitized assets such as commercial mortgage-backed securities (+1.8% excess return) and asset-backed securities (+0.7% excess return) were beneficial, but less impactful. In addition, while the reduction of agency collateralized mortgage obligations exposure was beneficial for the portfolio risk structure, the process modestly detracted from returns during the year. Lastly, within corporate credit, our preference for utilities, a more defensive sector, modestly detracted as they expectedly posted more muted returns.
The Fund used derivatives during the fiscal year. The use of derivatives was limited to U.S. interest rate futures intended to provide a more efficient mode of executing duration risk management in lieu of physical securities. The use of derivatives did not have a material impact on fund performance.
Portfolio Managers:
Delaware Investments Fund Advisers:	Adam H. Brown
John P. McCarthy
Roger A. Early
J. David Hillmeyer
Daniela Mardarovici
Michael G. Wildstein
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Bond Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,023. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,445. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 9.21%
Five Years	+ 3.11%
Ten Years	+ 4.15%
Service Class Shares
One Year	+ 8.83%
Five Years	+ 2.75%
Ten Years	+ 3.79%
1. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.
LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,023.00	0.37%	$1.89
Service Class Shares	1,000.00	1,021.20	0.72%	3.67
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.37%	$1.89
Service Class Shares	1,000.00	1,021.60	0.72%	3.67

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.24%
Agency Commercial Mortgage-Backed Securities	0.96%
Agency Mortgage-Backed Securities	23.61%
Corporate Bonds	33.12%
Aerospace & Defense	0.70%
Airlines	0.10%
Auto Manufacturers	0.68%
Banks	6.00%
Beverages	0.77%
Biotechnology	0.25%
Chemicals	0.41%
Commercial Services	0.43%
Computers	0.25%
Diversified Financial Services	1.29%
Electric	4.50%
Environmental Control	0.45%
Food	0.28%
Forest Products & Paper	0.30%
Gas	0.63%
Health Care Products	0.82%
Health Care Services	0.07%
Holding Companies-Diversified	0.05%
Insurance	0.67%
Iron & Steel	0.16%
Leisure Time	0.15%
Lodging	0.05%
Machinery Diversified	0.46%
Media	2.71%
Mining	0.79%
Oil & Gas	1.04%
Oil & Gas Services	0.20%
Pharmaceuticals	1.62%
Pipelines	2.02%
Real Estate Investment Trusts	0.74%
Retail	0.51%
Semiconductors	1.58%
Software	0.06%
Telecommunications	1.72%
Transportation	0.41%
Trucking & Leasing	0.25%
Municipal Bonds	2.51%
Non-Agency Asset-Backed Securities	5.46%
Non-Agency Collateralized Mortgage Obligations	2.14%
Non-Agency Commercial Mortgage-Backed Securities	6.58%
Security Type/Sector	Percentage of Net Assets
Sovereign Bond	0.91%
Supranational Banks	0.15%
U.S. Treasury Obligations	20.42%
Preferred Stock	0.01%
Money Market Fund	1.71%
Short-Term Investments	1.68%
Total Investments	100.50%
Liabilities Net of Receivables and Other Assets	(0.50%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	46.79%
AAA	14.03%
AA	4.76%
A	12.68%
BBB	18.42%
BB	1.33%
B	0.19%
Non-Rated	0.70%
Short-Term Investments	1.10%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund
Statement of Net Assets
December 31, 2019
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.24%
•Fannie Mae Connecticut Avenue Securities
Series 2017-C01 1M1 3.09% (LIBOR01M + 1.30%) 7/25/29	404,389	$ 404,708
Series 2017-C04 2M2 4.64% (LIBOR01M + 2.85%) 11/25/29	2,515,000	2,602,321
Series 2018-C02 2M2 3.99% (LIBOR01M + 2.20%) 8/25/30	3,413,385	3,444,890
Series 2018-C03 1M2 3.94% (LIBOR01M + 2.15%) 10/25/30	5,109,000	5,157,382
Series 2018-C05 1M2 4.14% (LIBOR01M + 2.35%) 1/25/31	3,305,000	3,351,723
Series 2018-R07 1M2 4.19% (LIBOR01M + 2.40%) 4/25/31	4,454,103	4,507,552
*Fannie Mae Interest Strip Series 419 C3 3.00% 11/25/43	2,704,305	389,754
Fannie Mae REMICs
Series 2004-W11 1A2 6.50% 5/25/44	84,091	96,096
Series 2013-28 YB 3.00% 4/25/43	142,000	145,135
Series 2013-44 Z 3.00% 5/25/43	1,479,981	1,463,953
Series 2015-89 AZ 3.50% 12/25/45	1,095,724	1,129,648
Series 2016-61 ML 3.00% 9/25/46	1,883,933	1,889,376
Series 2017-16 UW 3.00% 7/25/45	819,494	844,978
Series 2017-40 GZ 3.50% 5/25/47	2,412,262	2,507,580
Series 2017-67 BZ 3.00% 9/25/47	955,521	936,981
Series 2017-77 HZ 3.50% 10/25/47	3,229,202	3,315,794
Series 2017-94 CZ 3.50% 11/25/47	2,021,038	2,066,299
♦Series T-58 2A 6.50% 9/25/43	313,786	353,552
Freddie Mac REMICs
•Series 3800 AF 2.24% (LIBOR01M + 0.50%) 2/15/41	188,321	188,672
Series 4629 KB 3.00% 11/15/46	1,273,000	1,281,698
*Series 4643 QI 3.50% 9/15/45	107,326	11,180
*Series 4665 NI 3.50% 7/15/41	13,670,273	655,472
*Series 4673 WI 3.50% 9/15/43	3,705,068	237,888
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 4676 KZ 2.50% 7/15/45	2,371,811	$ 2,289,128
Series 4738 TW 3.00% 11/15/46	859,000	872,861
•Freddie Mac Stacr Remic Trust 2019-Hqa4 REMIC Series 2019-HQA4 M2 3.84% (LIBOR01M + 2.05%) 11/25/49	4,900,000	4,934,839
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 4.64% (LIBOR01M + 2.85%) 4/25/28	1,108,634	1,119,443
Series 2016-DNA3 M2 3.79% (LIBOR01M + 2.00%) 12/25/28	262,120	262,503
Series 2016-DNA4 M2 3.09% (LIBOR01M + 1.30%) 3/25/29	726,339	727,762
Series 2017-DNA1 M2 5.04% (LIBOR01M + 3.25%) 7/25/29	3,500,000	3,680,110
Series 2017-DNA3 M2 4.29% (LIBOR01M + 2.50%) 3/25/30	1,985,000	2,033,813
Series 2017-HQA2 M2AS 2.84% (LIBOR01M + 1.05%) 12/25/29	3,000,000	2,995,089
Series 2018-HQA1 M2 4.09% (LIBOR01M + 2.30%) 9/25/30	5,085,000	5,143,122
GNMA
Series 2013-113 LY 3.00% 5/20/43	1,113,000	1,145,507
*Series 2015-142 AI 4.00% 2/20/44	1,422,590	96,885
Series 2015-185 PZ 3.00% 12/20/45	1,714,666	1,711,402
*Series 2015-74 CI 3.00% 10/16/39	5,281,173	414,174
Series 2016-156 PB 2.00% 11/20/46	2,342,000	2,124,944
Series 2017-107 QZ 3.00% 8/20/45	1,478,256	1,477,355
Series 2017-130 YJ 2.50% 8/20/47	1,695,000	1,691,506
Series 2017-163 ZK 3.50% 11/20/47	924,953	994,468
*Series 2017-18 QI 4.00% 3/16/41	5,682,955	553,594
Series 2017-180 QB 2.50% 12/20/47	5,574,000	5,533,184
Series 2017-34 DY 3.50% 3/20/47	1,191,000	1,273,104
LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
Series 2017-56 JZ 3.00% 4/20/47	3,178,666	$ 3,241,051
Series 2018-34 TY 3.50% 3/20/48	1,221,000	1,265,033
Total Agency Collateralized Mortgage Obligations (Cost $81,348,111)		82,563,509
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.96%
♦Freddie Mac REMICs Series K058 A2 2.65% 8/25/26	8,100,000	8,287,045
•FREMF Mortgage Trust
Series 2010-K7 B 5.52% 4/25/20	7,620,000	7,628,470
Series 2011-K15 B 4.96% 8/25/44	7,798,000	8,079,891
Series 2012-K18 B 4.25% 1/25/45	4,500,000	4,660,280
Series 2012-K22 B 3.69% 8/25/45	7,781,000	8,030,597
Series 2013-K25 C 3.62% 11/25/45	4,000,000	4,073,392
Series 2013-K713 B 3.17% 4/25/46	1,860,000	1,858,497
Series 2013-K713 C 3.17% 4/25/46	6,215,000	6,214,500
Series 2014-K717 B 3.63% 11/25/47	2,840,000	2,899,282
Series 2014-K717 C 3.63% 11/25/47	1,000,000	1,016,190
Series 2015-K721 C 3.57% 11/25/47	3,300,000	3,352,877
Series 2016-K53 B 4.02% 3/25/49	1,950,000	2,037,505
Series 2016-K722 B 3.84% 7/25/49	2,431,000	2,513,629
Series 2017-K71 B 3.75% 11/25/50	2,990,000	3,083,623
Total Agency Commercial Mortgage-Backed Securities (Cost $62,858,432)		63,735,778
AGENCY MORTGAGE-BACKED SECURITIES–23.61%
Fannie Mae 3.00% 10/1/47	357,858	359,818
Fannie Mae S.F. 20 yr
3.00% 12/1/37	30,885,395	31,684,171
3.00% 1/1/38	53,923,469	55,245,489
Fannie Mae S.F. 30 yr
3.00% 6/1/45	962,556	992,629
3.00% 8/1/46	3,186,622	3,268,409
3.00% 11/1/46	1,187,924	1,215,898
3.00% 4/1/47	54,608	55,869
3.00% 2/1/48	45,521,259	46,829,596
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 3/1/48	40,772,510	$ 41,689,777
3.00% 11/1/48	9,861,709	10,093,741
3.00% 7/1/49	6,496,335	6,588,916
3.00% 11/1/49	40,176,992	40,731,870
3.00% 12/1/49	39,830,000	40,718,323
3.00% 1/1/50	29,872,000	30,280,132
3.50% 12/1/47	9,575,059	9,949,057
3.50% 1/1/48	7,286,707	7,569,518
3.50% 2/1/48	40,065,560	42,063,805
3.50% 7/1/48	53,730,399	55,725,200
3.50% 6/1/49	82,888,739	85,155,863
3.50% 11/1/49	57,690,816	59,415,071
4.00% 4/1/48	12,440,488	13,083,178
4.50% 11/1/39	2,246,665	2,474,627
4.50% 1/1/40	426,178	472,546
4.50% 6/1/40	2,328,155	2,525,094
4.50% 7/1/40	2,164,649	2,347,225
4.50% 11/1/40	45,825	49,763
4.50% 1/1/41	18,151	19,711
4.50% 8/1/41	5,251,400	5,821,451
4.50% 2/1/44	30,441,692	33,042,302
4.50% 4/1/44	1,153,482	1,278,663
4.50% 8/1/44	367	399
4.50% 2/1/46	81,649,064	88,639,313
4.50% 5/1/46	9,551,598	10,363,716
4.50% 4/1/48	52,020,445	56,452,189
4.50% 12/1/48	65,585,239	69,244,716
4.50% 1/1/49	27,703,103	30,042,546
4.50% 10/1/49	12,556,391	13,278,945
4.50% 11/1/49	16,128,033	17,016,688
5.00% 1/1/40	3,121,996	3,477,067
5.00% 6/1/44	8,337,680	9,278,075
5.00% 7/1/47	29,587,658	32,531,254
5.50% 5/1/44	98,728,888	111,002,093
5.50% 8/1/48	4,650,683	5,102,252
6.00% 6/1/41	11,383,843	13,050,174
6.00% 7/1/41	60,818,405	69,720,368
6.00% 1/1/42	8,953,441	10,264,721
Freddie Mac S.F. 30 yr
3.00% 8/1/48	11,107,049	11,398,948
3.00% 11/1/49	31,745,448	32,242,705
3.00% 12/1/49	9,138,463	9,285,611
3.00% 1/1/50	9,011,340	9,210,374
3.50% 11/1/48	48,136,905	50,786,722
3.50% 10/1/49	26,714,619	27,488,681
4.00% 10/1/47	34,315,569	36,053,455
4.50% 2/1/40	121,422	134,481
4.50% 5/1/40	7,647,519	8,401,031
4.50% 3/1/42	3,948,226	4,289,805
4.50% 7/1/45	34,558,031	37,544,070
4.50% 12/1/45	1,963,985	2,132,421
5.00% 12/1/44	30,990,356	34,181,534
5.50% 6/1/41	9,062,286	10,179,643
5.50% 9/1/41	21,270,322	23,892,011

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
6.00% 5/1/39	229,268	$ 264,815
6.00% 7/1/40	23,534,606	26,995,499
GNMA II S.F. 30 yr
5.50% 5/20/37	663,489	741,158
6.00% 10/20/39	2,831,955	3,196,263
6.00% 2/20/40	2,883,849	3,269,408
6.00% 4/20/46	881,205	970,964
Uniform Mortgage-Backed Securities 30 yr TBA 3.50% 1/14/50	72,331,000	74,367,156
Total Agency Mortgage-Backed Securities (Cost $1,549,712,375)		1,577,238,983
CORPORATE BONDS–33.12%
Aerospace & Defense–0.70%
L3Harris Technologies
2.90% 12/15/29	12,207,000	12,382,173
3.85% 6/15/23	3,686,000	3,880,150
Northrop Grumman
2.55% 10/15/22	11,130,000	11,292,800
3.25% 8/1/23	6,090,000	6,345,053
United Technologies
3.65% 8/16/23	6,745,000	7,105,392
4.13% 11/16/28	5,125,000	5,768,502
		46,774,070
Airlines–0.10%
♦United Airlines Pass Through Trust
3.75% 3/3/28	4,271,050	4,498,747
4.00% 10/11/27	1,738,551	1,847,462
		6,346,209
Auto Manufacturers–0.68%
Ford Motor Credit
3.34% 3/18/21	9,146,000	9,212,998
•5.18% (LIBOR03M + 3.14%) 1/7/22	7,925,000	8,189,347
General Motors Financial
4.35% 4/9/25	11,225,000	12,020,779
5.25% 3/1/26	14,672,000	16,282,063
		45,705,187
Banks–6.00%
μBangkok Bank PCL 3.73% 9/25/34	13,260,000	13,405,119
Bank of America
μ2.46% 10/22/25	3,775,000	3,796,695
μ3.46% 3/15/25	22,130,000	23,101,134
5.63% 7/1/20	1,005,000	1,023,424
BB&T 3.75% 12/6/23	5,095,000	5,398,210
BBVA Bancomer 6.75% 9/30/22	15,252,000	16,605,767
BBVA USA
2.88% 6/29/22	8,645,000	8,764,336
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
BBVA USA (continued)
3.88% 4/10/25	6,913,000	$ 7,255,567
μBranch Banking & Trust 2.64% 9/17/29	16,886,000	16,868,199
μCredit Suisse Group
2.59% (SOFR + 1.56%) 9/11/25	6,535,000	6,553,308
3.87% 1/12/29	3,985,000	4,241,411
6.25% 12/29/49	21,792,000	23,704,248
7.25% 12/31/99	4,160,000	4,643,600
Fifth Third Bancorp
3.65% 1/25/24	2,105,000	2,218,050
3.95% 3/14/28	8,665,000	9,518,106
Fifth Third Bank 3.85% 3/15/26	7,076,000	7,531,256
Goldman Sachs Group 6.00% 6/15/20	16,499,000	16,790,153
Huntington Bancshares 2.30% 1/14/22	8,415,000	8,457,902
μJPMorgan Chase & Co.
4.02% 12/5/24	22,130,000	23,586,338
5.00% 12/31/99	8,275,000	8,606,000
KeyBank 3.40% 5/20/26	13,714,000	14,270,120
Morgan Stanley
•3.12% (LIBOR03M + 1.22%) 5/8/24	2,975,000	3,028,098
5.00% 11/24/25	13,211,000	14,869,163
5.50% 1/26/20	6,165,000	6,178,095
PNC Bank
2.70% 11/1/22	4,720,000	4,808,432
4.05% 7/26/28	7,075,000	7,757,872
PNC Financial Services Group 2.60% 7/23/26	10,675,000	10,808,348
μRoyal Bank of Scotland Group 8.63% 12/29/49	12,905,000	13,954,176
Santander UK 5.00% 11/7/23	4,155,000	4,467,722
Truist Bank
2.45% 8/1/22	3,945,000	3,985,961
3.00% 2/2/23	3,790,000	3,884,731
3.30% 5/15/26	7,220,000	7,514,247
Truist Financial
2.70% 1/27/22	1,645,000	1,666,965
2.90% 3/3/21	2,936,000	2,966,192
4.00% 5/1/25	5,475,000	5,930,743
U.S. Bancorp 3.95% 11/17/25	6,220,000	6,833,113
UBS 7.63% 8/17/22	12,000,000	13,527,720
UBS Group Funding Switzerland
4.13% 9/24/25	6,980,000	7,586,485
μ6.88% 12/29/49	9,315,000	9,687,600
μ7.13% 12/29/49	2,125,000	2,249,844
US Bancorp
3.00% 7/30/29	6,180,000	6,378,616
3.38% 2/5/24	10,550,000	11,068,121
3.60% 9/11/24	11,522,000	12,236,892

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
US Bank 3.40% 7/24/23	4,810,000	$ 5,021,722
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 10/29/49	9,219,000	8,066,625
		400,816,426
Beverages–0.77%
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	13,530,000	14,412,738
4.15% 1/23/25	13,755,000	14,964,618
Constellation Brands 3.15% 8/1/29	21,660,000	21,877,204
		51,254,560
Biotechnology–0.25%
Gilead Sciences 4.15% 3/1/47	14,735,000	16,364,259
		16,364,259
Chemicals–0.41%
Methanex 5.25% 12/15/29	3,780,000	3,900,880
Mexichem 5.50% 1/15/48	2,505,000	2,558,256
OCP
4.50% 10/22/25	2,150,000	2,299,261
6.88% 4/25/44	2,307,000	2,932,151
RPM International 4.55% 3/1/29	8,960,000	9,696,843
Syngenta Finance
3.93% 4/23/21	3,495,000	3,553,856
4.44% 4/24/23	2,435,000	2,541,442
		27,482,689
Commercial Services–0.43%
Global Payments
2.65% 2/15/25	15,365,000	15,419,904
3.20% 8/15/29	9,185,000	9,367,685
United Rentals North America 5.50% 5/15/27	3,900,000	4,177,953
		28,965,542
Computers–0.25%
International Business Machines 3.00% 5/15/24	15,895,000	16,459,199
		16,459,199
Diversified Financial Services–1.29%
AerCap Ireland Capital 3.65% 7/21/27	9,758,000	10,043,686
Avolon Holdings Funding
3.95% 7/1/24	18,408,000	19,182,977
4.38% 5/1/26	7,055,000	7,452,197
GTP Acquisition Partners I 2.35% 6/15/45	3,071,000	3,071,484
International Lease Finance 8.63% 1/15/22	10,490,000	11,799,217
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Jefferies Group
4.15% 1/23/30	2,335,000	$ 2,472,586
6.45% 6/8/27	1,766,000	2,069,487
6.50% 1/20/43	5,130,000	6,099,106
Nuveen Finance 4.13% 11/1/24	22,109,000	24,004,897
		86,195,637
Electric–4.50%
AEP Texas
2.40% 10/1/22	200,000	201,762
3.45% 1/15/50	1,805,000	1,800,430
4.15% 5/1/49	1,530,000	1,692,588
American Transmission Systems 5.25% 1/15/22	7,401,000	7,830,549
Atlantic City Electric 4.00% 10/15/28	1,695,000	1,888,811
Avangrid 3.15% 12/1/24	960,000	990,238
Berkshire Hathaway Energy 3.75% 11/15/23	7,971,000	8,440,546
CenterPoint Energy
2.95% 3/1/30	9,600,000	9,450,722
3.85% 2/1/24	4,105,000	4,327,318
4.25% 11/1/28	13,353,000	14,481,858
Cleveland Electric Illuminating 5.50% 8/15/24	5,197,000	5,937,272
ComEd Financing III 6.35% 3/15/33	3,999,000	4,263,934
Duke Energy
3.75% 4/15/24	2,272,000	2,406,251
μ4.88% 12/31/99	8,035,000	8,425,099
Duke Energy Indiana 3.25% 10/1/49	4,095,000	4,080,854
μEmera 6.75% 6/15/76	3,783,000	4,274,790
Entergy 4.00% 7/15/22	150,000	156,516
Entergy Arkansas 4.20% 4/1/49	10,450,000	12,182,901
Entergy Louisiana 4.00% 3/15/33	435,000	491,368
Entergy Mississippi 3.85% 6/1/49	2,720,000	2,960,816
Entergy Texas 3.55% 9/30/49	3,560,000	3,615,277
Evergy 4.85% 6/1/21	1,340,000	1,381,970
Exelon
3.50% 6/1/22	4,355,000	4,470,720
3.95% 6/15/25	6,430,000	6,909,077
Interstate Power & Light
3.40% 8/15/25	4,311,000	4,470,993
4.10% 9/26/28	12,550,000	13,750,746
IPALCO Enterprises 3.45% 7/15/20	8,898,000	8,936,358
Kansas City Power & Light 3.65% 8/15/25	10,103,000	10,766,810

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
LG&E & KU Energy 4.38% 10/1/21	7,850,000	$ 8,104,224
Louisville Gas & Electric 4.25% 4/1/49	2,505,000	2,881,768
MidAmerican Energy 3.15% 4/15/50	4,575,000	4,502,838
National Rural Utilities Cooperative Finance
2.85% 1/27/25	4,774,000	4,910,531
μ4.75% 4/30/43	3,667,000	3,821,606
μ5.25% 4/20/46	925,000	1,002,181
Nevada Power 2.75% 4/15/20	6,245,000	6,258,923
New York State Electric & Gas 3.25% 12/1/26	8,185,000	8,481,198
NextEra Energy Capital Holdings
2.90% 4/1/22	13,320,000	13,588,632
3.15% 4/1/24	6,355,000	6,585,318
NV Energy 6.25% 11/15/20	4,762,000	4,929,136
PacifiCorp 3.50% 6/15/29	6,515,000	7,023,080
Pennsylvania Electic 5.20% 4/1/20	560,000	564,011
Perusahaan Listrik Negara 4.13% 5/15/27	3,175,000	3,345,656
Southern California Edison
4.00% 4/1/47	3,505,000	3,678,725
4.20% 3/1/29	7,567,000	8,371,593
4.88% 3/1/49	11,850,000	14,014,921
Southwestern Electric Power 4.10% 9/15/28	17,845,000	19,503,968
Trans-Allegheny Interstate Line 3.85% 6/1/25	3,506,000	3,717,063
Xcel Energy
2.60% 12/1/29	10,005,000	9,888,213
3.50% 12/1/49	14,475,000	14,666,035
		300,426,194
Environmental Control–0.45%
Waste Management
2.95% 6/15/24	6,310,000	6,515,660
3.45% 6/15/29	18,026,000	19,277,863
4.15% 7/15/49	3,489,000	3,979,994
		29,773,517
Food–0.28%
Mars
3.20% 4/1/30	2,465,000	2,607,005
3.95% 4/1/49	14,435,000	16,285,600
		18,892,605
Forest Products & Paper–0.30%
Georgia-Pacific 8.00% 1/15/24	16,242,000	19,725,297
		19,725,297
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas–0.63%
Brooklyn Union Gas 3.87% 3/4/29	14,885,000	$ 16,143,214
NiSource
2.95% 9/1/29	20,693,000	20,593,438
μ5.65% 12/31/99	5,305,000	5,437,625
		42,174,277
Health Care Products–0.82%
Alcon Finance
2.75% 9/23/26	1,970,000	2,004,279
3.00% 9/23/29	22,203,000	22,556,427
DH Europe Finance II Sarl
2.60% 11/15/29	14,375,000	14,300,799
3.25% 11/15/39	11,865,000	11,926,990
3.40% 11/15/49	3,825,000	3,883,649
		54,672,144
Health Care Services–0.07%
HCA 5.88% 2/15/26	4,000,000	4,548,520
		4,548,520
Holding Companies-Diversified–0.05%
CK Hutchison International 17 2.88% 4/5/22	3,090,000	3,121,810
		3,121,810
Insurance–0.67%
Berkshire Hathaway Finance 2.90% 10/15/20	5,761,000	5,810,501
Marsh & McLennan 4.38% 3/15/29	12,900,000	14,688,135
MetLife 9.25% 4/8/38	6,723,000	9,899,618
Prudential Financial
3.70% 3/13/51	8,920,000	9,357,420
μ5.38% 5/15/45	4,665,000	5,043,192
		44,798,866
Iron & Steel–0.16%
ArcelorMittal 6.13% 6/1/25	3,500,000	4,017,554
GUSAP III LP 4.25% 1/21/30	6,475,000	6,580,219
		10,597,773
Leisure Time–0.15%
Royal Caribbean Cruises 3.70% 3/15/28	10,005,000	10,283,130
		10,283,130
Lodging–0.05%
MGM Resorts International 4.63% 9/1/26	3,310,000	3,508,600
		3,508,600
Machinery Diversified–0.46%
Roper Technologies
2.35% 9/15/24	3,610,000	3,627,419

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
Roper Technologies (continued)
2.95% 9/15/29	27,195,000	$ 27,431,803
		31,059,222
Media–2.71%
CCO Holdings 5.13% 5/1/27	3,750,000	3,956,250
Charter Communications Operating
4.46% 7/23/22	10,585,000	11,121,530
4.80% 3/1/50	5,165,000	5,427,569
4.91% 7/23/25	1,815,000	1,997,874
5.05% 3/30/29	10,455,000	11,847,341
Comcast
2.65% 2/1/30	7,660,000	7,681,027
3.45% 2/1/50	1,560,000	1,593,711
3.70% 4/15/24	17,910,000	19,082,029
4.40% 8/15/35	1,080,000	1,263,719
Discovery Communications
4.13% 5/15/29	25,670,000	27,707,507
5.20% 9/20/47	9,415,000	10,943,162
Fox 4.71% 1/25/29	17,370,000	19,782,630
Sirius XM Radio 5.00% 8/1/27	3,680,000	3,882,400
Time Warner Cable
6.75% 6/15/39	6,015,000	7,621,950
7.30% 7/1/38	14,595,000	18,999,753
Time Warner Entertainment 8.38% 3/15/23	7,690,000	9,072,657
ViacomCBS 4.38% 3/15/43	15,825,000	16,735,909
Virgin Media Secured Finance 5.50% 8/15/26	2,000,000	2,100,000
		180,817,018
Mining–0.79%
μBHP Billiton Finance USA 6.25% 10/19/75	17,930,000	18,485,830
FMG Resources August 2006 5.13% 5/15/24	3,750,000	3,984,375
Freeport-McMoRan 4.55% 11/14/24	4,000,000	4,228,320
Minera Mexico S.A. de C.V. 4.50% 1/26/50	6,725,000	6,842,687
Newmont Goldcorp 2.80% 10/1/29	19,540,000	19,330,338
		52,871,550
Oil & Gas–1.04%
Gazprom OAO Via Gaz Capital 4.95% 3/23/27	3,170,000	3,531,380
Marathon Oil 4.40% 7/15/27	13,725,000	14,910,778
Murphy Oil 5.88% 12/1/27	3,366,000	3,534,300
Noble Energy
3.25% 10/15/29	4,170,000	4,199,690
3.90% 11/15/24	7,680,000	8,111,711
4.20% 10/15/49	3,465,000	3,472,148
4.95% 8/15/47	7,965,000	8,804,707
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Occidental Petroleum
2.90% 8/15/24	6,590,000	$ 6,691,790
3.50% 8/15/29	9,590,000	9,776,288
Saudi Arabian Oil
2.88% 4/16/24	2,825,000	2,865,264
4.25% 4/16/39	3,315,000	3,542,286
		69,440,342
Oil & Gas Services–0.20%
Schlumberger Holdings 4.30% 5/1/29	12,375,000	13,569,823
		13,569,823
Pharmaceuticals–1.62%
AbbVie
2.95% 11/21/26	11,745,000	11,920,635
4.05% 11/21/39	12,005,000	12,686,994
Bristol-Myers Squibb 2.90% 7/26/24	16,110,000	16,621,098
Cigna
•2.89% (LIBOR03M + 0.89%) 7/15/23	4,720,000	4,745,989
4.13% 11/15/25	16,237,000	17,602,424
CVS Health 4.30% 3/25/28	30,545,000	33,331,785
Takeda Pharmaceutical 4.40% 11/26/23	10,240,000	10,988,900
		107,897,825
Pipelines–2.02%
Abu Dhabi Crude Oil Pipeline 4.60% 11/2/47	3,135,000	3,620,925
Cheniere Corpus Christi Holdings 7.00% 6/30/24	6,570,000	7,571,202
Energy Transfer Operating
5.00% 10/1/22	11,875,000	12,590,494
5.25% 4/15/29	9,695,000	10,880,225
6.25% 4/15/49	2,670,000	3,213,343
μ6.63% 12/31/99	8,590,000	8,117,550
Enterprise Products Operating 4.20% 1/31/50	16,177,000	17,304,004
MPLX
4.00% 3/15/28	2,835,000	2,932,720
4.13% 3/1/27	10,115,000	10,613,819
5.50% 2/15/49	15,940,000	18,057,442
ONEOK 7.50% 9/1/23	8,950,000	10,441,109
Sabine Pass Liquefaction
5.63% 3/1/25	8,760,000	9,857,575
5.75% 5/15/24	13,266,000	14,789,477
μTranscanada Trust 5.50% 9/15/79	4,430,000	4,649,285
		134,639,170

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts–0.74%
Corporate Office Properties
3.60% 5/15/23	4,342,000	$ 4,465,434
5.25% 2/15/24	4,857,000	5,223,909
Crown Castle International
3.80% 2/15/28	1,695,000	1,804,661
4.30% 2/15/29	13,740,000	15,208,344
5.25% 1/15/23	5,796,000	6,293,421
CubeSmart 3.00% 2/15/30	16,670,000	16,458,480
		49,454,249
Retail–0.51%
Lowe's
4.05% 5/3/47	2,250,000	2,423,131
4.55% 4/5/49	26,960,000	31,729,265
		34,152,396
Semiconductors–1.58%
Broadcom 3.13% 4/15/21	20,655,000	20,901,481
Intel
2.45% 11/15/29	19,880,000	19,795,046
3.25% 11/15/49	8,610,000	8,649,139
Microchip Technology
3.92% 6/1/21	14,430,000	14,753,981
4.33% 6/1/23	7,095,000	7,490,674
NXP
4.13% 6/1/21	11,870,000	12,167,446
4.30% 6/18/29	2,790,000	3,012,955
4.88% 3/1/24	17,490,000	19,061,106
		105,831,828
Software–0.06%
CDK Global 5.00% 10/15/24	3,983,000	4,311,597
		4,311,597
Telecommunications–1.72%
AT&T
4.35% 3/1/29	6,440,000	7,155,061
4.50% 3/9/48	12,855,000	14,182,745
Digicel Group One 8.25% 12/30/22	1,020,000	568,650
Sprint 7.88% 9/15/23	3,500,000	3,861,655
Sprint Spectrum 4.74% 9/20/29	4,700,000	4,977,206
Telefonica Emisiones 5.52% 3/1/49	6,235,000	7,798,954
Verizon Communications
4.50% 8/10/33	30,790,000	35,927,277
4.52% 9/15/48	8,005,000	9,574,595
Vodafone Group
4.25% 9/17/50	4,905,000	5,103,161
4.88% 6/19/49	22,435,000	25,936,870
		115,086,174
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation–0.41%
FedEx 4.05% 2/15/48	28,640,000	$ 27,587,065
		27,587,065
Trucking & Leasing–0.25%
Aviation Capital Group
4.38% 1/30/24	7,335,000	7,724,032
4.88% 10/1/25	8,540,000	9,192,242
		16,916,274
Total Corporate Bonds (Cost $2,115,824,114)		2,212,521,044
MUNICIPAL BONDS–2.51%
California Health Facilities Financing Authority (Kaiser Credit Group) 5.00% 11/1/47	17,230,000	25,627,730
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	1,260,000	2,021,065
City of San Jose 5.00% 9/1/47	10,905,000	13,554,261
East Bay Municipal Utility District Water System Revenue 5.00% 6/1/49	9,855,000	12,250,751
Los Angeles, California Department of Water & Power System Revenue Taxable Build America Bonds 6.57% 7/1/45	6,965,000	10,887,479
Massachusetts 5.00% 5/1/46	6,830,000	8,392,704
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds 6.81% 11/15/40	1,725,000	2,449,655
Mount San Antonio Community College District Series A 4.00% 8/1/49	11,850,000	13,510,540
New York City Transitional Finance Authority Future Tax Secured Revenue
5.00% 5/1/36	24,450,000	30,570,324
Series A-3 4.00% 5/1/42	6,890,000	7,745,738
Series A-3 4.00% 5/1/43	6,935,000	7,779,614
New York State Dormitory Authority (State of New York Personal Income Tax Revenue) 5.00% 3/15/43	19,420,000	23,776,489
Oregon State Taxable Pension 5.89% 6/1/27	1,485,000	1,759,977
South Carolina Public Service Authority Series D 4.77% 12/1/45	1,368,000	1,616,730

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
University of Missouri (Curators University) Taxable Build America Bonds 5.79% 11/1/41	4,070,000	$ 5,624,170
Total Municipal Bonds (Cost $164,050,646)		167,567,227
NON-AGENCY ASSET-BACKED SECURITIES–5.46%
American Express Credit Account Master Trust
•Series 2018-5 A 2.08% (LIBOR01M + 0.34%) 12/15/25	2,953,000	2,952,122
Series 2018-6 A 3.06% 2/15/24	7,565,000	7,700,876
•Series 2018-7 A 2.10% (LIBOR01M + 0.36%) 2/17/26	650,000	649,748
Series 2019-2 A 2.67% 11/15/24	2,500,000	2,543,123
American Tower Trust Series 13 2A 3.07% 3/15/48	5,831,000	5,904,367
•Apex Credit CLO
Series 2017-1A A1 3.41% (LIBOR03M + 1.47%) 4/24/29	14,345,000	14,341,916
Series 2018-1A A2 2.97% (LIBOR03M + 1.03%) 4/25/31	7,000,000	6,787,424
BA Credit Card Trust Series 2018-A3 A3 3.10% 12/15/23	940,000	957,456
•Barclays Dryrock Issuance Trust Series 2017-1 A 2.07% (LIBOR01M + 0.33%) 3/15/23	1,382,000	1,382,908
•Black Diamond CLO Series 2017-2A A2 3.27% (LIBOR03M + 1.30%) 1/20/32	3,000,000	2,998,860
Cabela's Credit Card Master Note Trust Series 2015-1A A1 2.26% 3/15/23	3,495,000	3,496,429
•Catamaran CLO Series 2014-1A A1BR 3.34% (LIBOR03M + 1.39%) 4/22/30	11,150,000	11,149,030
•Chase Issuance Trust Series 2018-A1 A1 1.94% (LIBOR01M + 0.20%) 4/17/23	2,150,000	2,152,145
•Chesapeake Funding II Series 2017-3A A2 2.08% (LIBOR01M + 0.34%) 8/15/29	5,753,032	5,749,793
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Citibank Credit Card Issuance Trust
Series 2016-A3 A3 2.20% (LIBOR01M + 0.49%) 12/7/23	10,000,000	$ 10,058,929
Series 2017-A5 A5 2.41% (LIBOR01M + 0.62%) 4/22/26	1,595,000	1,606,622
Series 2017-A7 A7 2.08% (LIBOR01M + 0.37%) 8/8/24	9,575,000	9,599,626
φCiticorp Residential Mortgage Trust Series 2006-3 A5 5.21% 11/25/36	4,745,927	4,819,145
CNH Equipment Trust
2.55% 9/15/22	13,780,000	13,828,612
Series 2017-A A3 2.07% 5/16/22	6,723,390	6,724,528
•Crestline Denali CLO XV Series 2017-1A A 3.27% (LIBOR03M + 1.30%) 4/20/30	12,000,000	11,994,768
•CVP CLO Series 2017-2A A 3.16% (LIBOR03M + 1.19%) 1/20/31	6,300,000	6,286,323
•Discover Card Execution Note Trust
Series 2017-A7 A7 2.10% (LIBOR01M + 0.36%) 4/15/25	3,890,000	3,890,189
Series 2018-A2 A2 2.07% (LIBOR01M + 0.33%) 8/15/25	9,725,000	9,719,507
Ford Credit Auto Lease Trust Series 2019-B A2A 2.28% 2/15/22	2,500,000	2,507,624
Ford Credit Auto Owner Trust Series 2018-1 A 3.19% 7/15/31	8,500,000	8,830,062
Ford Credit Floorplan Master Owner Trust A
•Series 2015-2 A2 2.31% (LIBOR01M + 0.57%) 1/15/22	8,736,000	8,737,137
Series 2017-1 A1 2.07% 5/15/22	9,150,000	9,151,477
•Series 2018-1 A2 2.02% (LIBOR01M + 0.28%) 5/15/23	5,525,000	5,521,232
•Golub Capital Partners CLO Series 2017-19RA A1A 3.24% (LIBOR03M + 1.30%) 7/26/29	10,000,000	9,985,780
Hardee's Funding Series 2018-1A A2II 4.96% 6/20/48	2,715,625	2,779,768
HOA Funding Series 2014-1A A2 4.85% 8/20/44	3,392,050	3,392,627

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
John Deere Owner Trust Series 2019-B A2 2.28% 5/16/22	2,000,000	$ 2,004,279
•Mariner ClO 5 Series 2018-5A A 3.05% (LIBOR03M + 1.11%) 4/25/31	4,000,000	3,980,660
Mercedes-Benz Auto Lease Trust Series 2019-B A2 2.01% 12/15/21	1,570,000	1,570,677
•Mercedes-Benz Master Series 2019-AA A 2.09% (LIBOR01M + 0.35%) 5/15/23	14,415,000	14,423,359
•Mercedes-Benz Master Owner Trust
Series 2017-BA A 2.16% (LIBOR01M + 0.42%) 5/16/22	4,285,000	4,289,349
Series 2018-BA A 2.08% (LIBOR01M + 0.34%) 5/15/23	2,900,000	2,903,591
•Midocean Credit CLO IX Series 2018-9A A1 3.12% (LIBOR03M + 1.15%) 7/20/31	7,000,000	6,932,114
•Midocean Credit ClO VIII Series 2018-8A A1 3.05% (LIBOR03M + 1.15%) 2/20/31	4,000,000	3,963,988
•Navistar Financial Dealer Note Master Owner Trust II Series 2018-1 A 2.42% (LIBOR01M + 0.63%) 9/25/23	2,900,000	2,905,031
Nissan Auto Receivables Trust Series 2019-C A2A 1.97% 9/15/22	5,500,000	5,502,869
•Nissan Master Owner Trust Receivables
Series 2017-C A 2.06% (LIBOR01M + 0.32%) 10/17/22	9,860,000	9,866,717
Series 2019-B A 2.17% (LIBOR01M + 0.43%) 11/15/23	4,500,000	4,506,678
•Penarth Master Issuer Series 2018-2A A1 2.19% (LIBOR01M + 0.45%) 9/18/22	9,835,000	9,838,501
•PFS Financing Series 2018-E A 2.19% (LIBOR01M + 0.45%) 10/17/22	14,020,000	14,022,019
•Steele Creek CLO Series 2017-1A A 3.25% (LIBOR03M + 1.25%) 1/15/30	5,500,000	5,499,461
Tesla Auto Lease Trust Series 2019-A A2 2.13% 4/20/22	3,750,000	3,748,581
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•TICP CLO IX Series 2017-9A A 3.11% (LIBOR03M + 1.14%) 1/20/31	9,600,000	$ 9,582,922
•Towd Point Mortgage Trust
Series 2015-5 A1B 2.75% 5/25/55	1,579,328	1,578,049
Series 2015-6 A1B 2.75% 4/25/55	1,960,636	1,960,964
Series 2016-1 A1B 2.75% 2/25/55	1,160,303	1,160,763
Series 2016-2 A1 3.00% 8/25/55	1,302,215	1,313,179
Series 2016-3 A1 2.25% 4/25/56	1,648,140	1,643,871
Series 2017-1 A1 2.75% 10/25/56	1,531,303	1,541,363
Series 2017-2 A1 2.75% 4/25/57	778,337	783,321
Series 2018-1 A1 3.00% 1/25/58	1,329,392	1,342,978
Toyota Auto Receivables Owner Trust
Series 2018-D A2 2.98% 8/15/21	7,979,368	8,010,207
Series 2019-B A2A 2.59% 2/15/22	11,620,000	11,649,730
•Venture 34 CLO Series 2018-34A A 3.23% (LIBOR03M + 1.23%) 10/15/31	7,500,000	7,481,677
Verizon Owner Trust
Series 2016-2A A 1.68% 5/20/21	41,100	41,092
Series 2017-3A A1A 2.06% 4/20/22	3,926,741	3,928,033
•Series 2017-3A A1B 1.99% (LIBOR01M + 0.27%) 4/20/22	3,330,661	3,332,110
•Series 2019-B A1B 2.21% (LIBOR01M + 0.45%) 12/20/23	6,250,000	6,266,767
•Volkswagen Auto Loan Enhanced Trust Series 2018-1 A2B 1.94% (LIBOR01M + 0.18%) 7/20/21	1,681,690	1,681,730
•Volvo Financial Equipment Master Owner Trust Series 2017-A A 2.24% (LIBOR01M + 0.50%) 11/15/22	4,500,000	4,510,246
Wendy's Funding Series 2018-1A A2I 3.57% 3/15/48	2,935,100	2,965,772
Total Non-Agency Asset-Backed Securities (Cost $363,838,062)		364,932,801

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.14%
•Agate Bay Mortgage Trust
Series 2015-1 B1 3.81% 1/25/45	2,988,007	$ 3,068,202
Series 2015-1 B2 3.81% 1/25/45	1,688,410	1,725,789
BANK 2.85% 10/17/52	12,550,000	12,759,823
Cantor Commercial Real Estate 2.87% 11/15/52	5,950,000	6,023,970
•Chase Home Lending Mortgage Trust
Series 2019-ATR1 A4 4.00% 4/25/49	1,361,863	1,402,709
Series 2019-ATR2 A3 3.50% 7/25/49	2,812,893	2,858,383
Chesapeake Funding 3.79% 5/15/52	19,370,000	20,613,515
•Connecticut Avenue Securities Trust
Series 2019-R01 2M2 4.24% (LIBOR01M + 2.45%) 7/25/31	3,200,000	3,239,891
Series 2019-R02 1M2 4.09% (LIBOR01M + 2.30%) 8/25/31	5,000,000	5,046,280
•Flagstar Mortgage Trust
Series 2017-2 A5 3.50% 10/25/47	1,850,739	1,859,633
Series 2018-1 A5 3.50% 3/25/48	2,463,206	2,488,329
Series 2018-5 A7 4.00% 9/25/48	1,311,690	1,345,917
•Galton Funding Mortgage Trust Series 2018-1 A43 3.50% 11/25/57	1,545,235	1,568,317
•Holmes Master Issuer Series 2018-2A A2 2.42% (LIBOR03M + 0.42%) 10/15/54	3,620,835	3,614,713
•JP Morgan Mortgage Trust
Series 2017-1 B3 3.54% 1/25/47	4,700,783	4,748,261
Series 2019-LTV3 A3 3.50% 3/25/50	5,772,625	5,877,075
•JPMorgan Mortgage Trust
Series 2014-2 B1 3.41% 6/25/29	1,511,536	1,527,870
Series 2014-2 B2 3.41% 6/25/29	563,153	567,075
Series 2014-IVR6 2A4 2.50% 7/25/44	2,896,000	2,893,741
Series 2015-1 B2 3.22% 12/25/44	3,656,858	3,643,039
Series 2015-4 B1 3.62% 6/25/45	2,804,983	2,871,234
Series 2015-4 B2 3.62% 6/25/45	2,008,793	2,043,718
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JPMorgan Mortgage Trust (continued)
Series 2015-5 B2 3.17% 5/25/45	3,186,623	$ 3,157,813
Series 2015-6 B1 3.60% 10/25/45	2,286,805	2,331,253
Series 2015-6 B2 3.60% 10/25/45	1,937,567	1,965,340
Series 2015-6 B3 3.60% 10/25/45	3,472,981	3,500,544
Series 2016-4 B1 3.90% 10/25/46	1,487,007	1,578,299
Series 2016-4 B2 3.90% 10/25/46	2,536,913	2,619,038
Series 2017-2 A3 3.50% 5/25/47	1,793,666	1,825,947
Series 2018-1 A3 3.50% 6/25/48	2,447,886	2,490,472
Series 2018-3 A5 3.50% 9/25/48	2,156,243	2,203,883
Series 2018-4 A15 3.50% 10/25/48	3,098,299	3,145,982
Series 2018-6 1A4 3.50% 12/25/48	1,314,257	1,321,128
Series 2018-7FRB A2 2.46% (LIBOR01M + 0.75%) 4/25/46	2,206,840	2,210,567
Series 2018-9 A3 4.00% 2/25/49	3,510,209	3,589,736
•New Residential Mortgage Loan Trust Series 2018-RPL1 A1 3.50% 12/25/57	2,068,158	2,103,093
•Sequoia Mortgage Trust
Series 2013-4 B2 3.49% 4/25/43	1,720,104	1,741,471
Series 2014-2 A4 3.50% 7/25/44	1,283,920	1,303,161
Series 2015-1 B2 3.88% 1/25/45	2,122,837	2,169,611
Series 2017-4 A1 3.50% 7/25/47	1,819,797	1,849,273
Series 2018-5 A4 3.50% 5/25/48	2,524,971	2,554,856
Series 2018-8 A4 4.00% 11/25/48	3,425,373	3,452,536
Series 2019-CH1 A1 4.50% 3/25/49	3,118,701	3,215,480
•Thornburg Mortgage Securities Trust Series 2007-4 1A1 3.74% 9/25/37	858,868	864,276
Total Non-Agency Collateralized Mortgage Obligations (Cost $140,462,817)		142,981,243

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–6.58%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	4,486,482	$ 4,727,550
•Series 2017-BNK5 B 3.90% 6/15/60	4,085,000	4,266,667
Series 2017-BNK7 A5 3.44% 9/15/60	6,805,000	7,219,111
Series 2019-BN20 A3 3.01% 9/15/61	6,270,000	6,459,950
BENCHMARK Mortgage Trust
•Series 2018-B1 A5 3.67% 1/15/51	1,220,000	1,312,121
Series 2018-B3 A5 4.03% 4/10/51	8,480,000	9,343,551
Series 2019-B9 A5 4.02% 3/15/52	18,880,000	20,886,321
Cantor Commercial Real Estate Series 2019-CF3 A4 3.01% 1/15/53	4,700,000	4,814,031
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	10,185,000	10,633,468
•Series 2017-CD6 B 3.91% 11/13/50	2,760,000	2,888,732
Series 2019-CD8 A4 2.91% 8/15/57	16,075,000	16,368,899
CFCRE Commercial Mortgage Trust
•Series 2011-C2 C 5.74% 12/15/47	4,875,000	5,084,546
Series 2016-C7 A3 3.84% 12/10/54	6,870,000	7,383,278
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	4,941,000	5,207,725
Series 2015-GC27 A5 3.14% 2/10/48	7,120,000	7,356,918
Series 2016-P3 A4 3.33% 4/15/49	7,897,000	8,277,201
Series 2017-C4 A4 3.47% 10/12/50	3,940,000	4,185,903
Series 2019-C7 A4 3.10% 12/15/72	3,000,000	3,096,189
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	6,875,000	6,994,231
Series 2013-WWP A2 3.42% 3/10/31	2,235,000	2,321,048
Series 2014-CR19 A5 3.80% 8/10/47	3,947,000	4,182,825
Series 2014-CR20 AM 3.94% 11/10/47	11,135,000	11,684,533
Series 2015-3BP A 3.18% 2/10/35	22,346,000	23,068,781
Series 2015-CR23 A4 3.50% 5/10/48	3,327,000	3,501,531
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
♦Commercial Mortgage Pass Through Certificates Series 2016-CR28 A4 3.76% 2/10/49	8,148,000	$ 8,175,491
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	4,585,000	4,783,802
Series 2016-C3 A5 2.89% 8/10/49	6,360,000	6,495,449
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.70% 11/10/46	3,252,000	3,328,963
GRACE Mortgage Trust Series 2014-GRCE A 3.37% 6/10/28	7,654,000	7,735,319
GS Mortgage Securities Trust
•Series 2010-C1 C 5.64% 8/10/43	2,023,000	2,041,152
Series 2015-GC32 A4 3.76% 7/10/48	5,118,000	5,461,008
Series 2017-GS6 A3 3.43% 5/10/50	4,900,000	5,171,051
•Series 2018-GS9 A4 3.99% 3/10/51	3,480,000	3,813,690
•Series 2018-GS9 B 4.32% 3/10/51	2,875,000	3,091,762
Series 2019-GC39 A4 3.57% 5/10/52	2,200,000	2,358,277
Series 2019-GC42 A4 3.00% 9/1/52	10,000,000	10,272,690
JPM-BB Commercial Mortgage Securities Trust
*•Series 2015-C27 XA 1.19% 2/15/48	73,543,549	3,459,033
Series 2015-C31 A3 3.80% 8/15/48	13,100,000	14,010,650
Series 2015-C33 A4 3.77% 12/15/48	18,043,000	19,288,851
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	11,776,000	12,198,042
Series 2016-C4 A3 3.14% 12/15/49	7,150,000	7,402,295
Series 2017-C7 A5 3.41% 10/15/50	4,220,000	4,453,033
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	8,529,000	8,675,022
Series 2015-JP1 A5 3.91% 1/15/49	8,627,000	9,288,743
Series 2016-JP2 A4 2.82% 8/15/49	10,654,000	10,838,719
Series 2016-WIKI A 2.80% 10/5/31	4,525,000	4,553,604
Series 2016-WIKI B 3.20% 10/5/31	4,395,000	4,429,013
Series 2019-OSB A 3.40% 6/5/39	5,000,000	5,225,690

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.45% 9/15/39	2,617,640	$ 1,393,742
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	4,533,000	4,775,579
Series 2015-C23 A4 3.72% 7/15/50	17,967,000	19,075,618
Series 2015-C26 A5 3.53% 10/15/48	5,698,000	6,001,447
Series 2016-C29 A4 3.33% 5/15/49	4,910,000	5,129,018
Morgan Stanley Capital I Trust
•Series 2006-HQ10 B 5.45% 11/12/41	1,628,902	1,483,289
Series 2011-C3 A4 4.12% 7/15/49	3,939,302	4,008,050
UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45	4,761,480	4,855,330
•Series 2018-C9 A4 4.12% 3/15/51	6,050,000	6,695,206
•UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 3.65% 3/10/46	3,300,000	3,361,918
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.41% 12/15/47	5,756,058	6,025,649
Series 2015-NXS3 A4 3.62% 9/15/57	3,185,000	3,380,364
Series 2016-BNK1 A3 2.65% 8/15/49	7,895,000	7,958,026
Series 2017-C38 A5 3.45% 7/15/50	5,730,000	6,076,155
WF -RBS Commercial Mortgage Trust Series 2012-C10 A3 2.88% 12/15/45	11,490,000	11,676,861
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $434,967,830)		439,712,711
ΔSOVEREIGN BOND–0.91%
Canada—0.91%
Province of Alberta Canada 1.88% 11/13/24	61,220,000	60,961,407
		60,961,407
Total Sovereign Bond (Cost $61,067,316)		60,961,407
SUPRANATIONAL BANKS–0.15%
Banque Ouest Africaine de Developpement
4.70% 10/22/31	7,075,000	7,182,823
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
Banque Ouest Africaine de Developpement (continued)
5.00% 7/27/27	2,903,000	$ 3,076,890
Total Supranational Banks (Cost $9,928,904)		10,259,713
U.S. TREASURY OBLIGATIONS–20.42%
U.S. Treasury Bonds
2.38% 11/15/49	49,945,000	49,720,554
4.50% 2/15/36	115,795,000	153,381,837
U.S. Treasury Notes
1.50% 9/30/24	531,605,000	526,673,593
1.50% 11/30/24	63,735,000	63,157,125
1.63% 12/31/21	100,045,000	100,138,125
1.63% 9/30/26	116,135,000	114,613,633
1.63% 8/15/29	287,805,000	280,155,483
2.25% 3/31/21	3,120,000	3,143,400
≠United States Treasury Principal Strip 2.99% 5/15/44	132,575,000	73,207,899
Total U.S. Treasury Obligations (Cost $1,376,432,739)		1,364,191,649

	Number of Shares
PREFERRED STOCK–0.01%
•USB Realty 3.15% (LIBOR03M + 1.15%) 12/29/49	615,000	530,437
Total Preferred Stock (Cost $495,458)		530,437
MONEY MARKET FUND–1.71%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	114,035,186	114,035,185
Total Money Market Fund (Cost $114,035,185)		114,035,185

	Principal Amount°
SHORT-TERM INVESTMENTS—1.68%
≠Agency Obligations–0.59%
Federal Home Loan Bank Discount Notes
1.59% 1/22/20	25,000,000	24,977,177
1.59% 1/30/20	14,450,000	14,431,725
		39,408,902
≠Discounted Commercial Paper–1.09%
BMW US Capital 1.72% 1/3/20	6,500,000	6,499,386
Chevron 1.62% 1/3/20	4,020,000	4,019,643
DNB 1.62% 1/10/20	25,000,000	24,990,000
Exxon Mobil 1.68% 1/6/20	7,000,000	6,998,396
Koch Industries 1.73% 1/6/20	9,000,000	8,997,875

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
Novartis Finance 1.65% 1/6/20	12,800,000	$ 12,797,120
University of Chicago 1.65% 1/6/20	8,500,000	8,498,087
		72,800,507
Total Short-Term Investments (Cost $112,209,409)		112,209,409
TOTAL INVESTMENTS–100.50% (Cost $6,587,231,398)	$6,713,441,096

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.50%)	(33,389,636)
NET ASSETS APPLICABLE TO 487,601,791 SHARES OUTSTANDING–100.00%	$6,680,051,460
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND STANDARD CLASS ($2,604,021,452 / 190,053,754 Shares)	$13.701
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND SERVICE CLASS ($4,076,030,008 / 297,548,037 Shares)	$13.699
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$6,557,269,033
Distributable earnings/(accumulated loss)	122,782,427
TOTAL NET ASSETS	$6,680,051,460

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2019.
Δ Securities have been classified by country of origin.
≠ The rate shown is the effective yield at the time of purchase.
★ Includes $5,655,311 cash collateral held at broker for futures contracts, $77,771,410 payable for securities purchased, $2,740,308 payable for fund shares redeemed, $110,000 cash collateral due to brokers for TBAs, $435,637 other accrued expenses payable, $3,158,424 due to manager and affiliates and $435,977 variation margin due to broker on futures contracts as of December 31, 2019.
LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
1,509	U.S. Treasury 10 yr Notes	$193,788,609	$194,491,798	3/20/20	$—	$ (703,189)
2,466	U.S. Treasury 5 yr Notes	292,490,719	293,403,699	3/31/20	—	(912,980)
620	U.S. Treasury Long Bonds	96,661,875	98,637,011	3/20/20	—	(1,975,136)
Total Futures Contracts					$—	$(3,591,305)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
DB–Deutsche Bank
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
JPM–JPMorgan
JPM-BB–JPMorgan
LB–Lehman Brothers
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
RBS–Royal Bank of Scotland
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
TBA–To be announced
WF–Wells Fargo
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$201,696,948
EXPENSES:
Management fees	19,433,143
Distribution fees-Service Class	13,516,686
Shareholder servicing fees	1,824,404
Accounting and administration expenses	1,103,961
Reports and statements to shareholders	560,136
Trustees’ fees and expenses	186,648
Professional fees	145,849
Custodian fees	124,834
Pricing fees	68,348
Consulting fees	5,973
Other	63,299
Total operating expenses	37,033,281
NET INVESTMENT INCOME	164,663,667
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	167,151,874
Futures contracts	31,089,546
Net realized gain	198,241,420
Net change in unrealized appreciation (depreciation) of:
Investments	194,567,027
Foreign currencies	15,183
Futures contracts	(24,961,124)
Net change in unrealized appreciation (depreciation)	169,621,086
NET REALIZED AND UNREALIZED GAIN	367,862,506
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$532,526,173
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 164,663,667	$ 176,528,393
Net realized gain (loss)	198,241,420	(102,313,826)
Net change in unrealized appreciation (depreciation)	169,621,086	(143,240,144)
Net increase (decrease) in net assets resulting from operations	532,526,173	(69,025,577)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(86,375,994)	(77,529,246)
Service Class	(123,399,220)	(106,882,056)
Return of capital:
Standard Class	(14,834,619)	—
Service Class	(21,193,161)	—
	(245,802,994)	(184,411,302)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	376,903,179	259,250,390
Service Class	463,735,361	463,060,718
Reinvestment of dividends and distributions:
Standard Class	101,210,613	77,529,246
Service Class	144,592,381	106,882,056
	1,086,441,534	906,722,410
Cost of shares redeemed:
Standard Class	(376,734,081)	(602,570,092)
Service Class	(357,779,945)	(390,692,988)
	(734,514,026)	(993,263,080)
Increase (decrease) in net assets derived from capital share transactions	351,927,508	(86,540,670)
NET INCREASE (DECREASE) IN NET ASSETS	638,650,687	(339,977,549)
NET ASSETS:
Beginning of year	6,041,400,773	6,381,378,322
End of year	$6,680,051,460	$6,041,400,773
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 13.057	$ 13.607	$ 13.417	$ 13.590	$ 13.903
Income (loss) from investment operations:
Net investment income[1]	0.390	0.402	0.340	0.308	0.315
Net realized and unrealized gain (loss)	0.809	(0.518)	0.247	0.061	(0.261)
Total from investment operations	1.199	(0.116)	0.587	0.369	0.054
Less dividends and distributions from:
Net investment income	(0.366)	(0.434)	(0.397)	(0.386)	(0.335)
Net realized gain	(0.126)	—	—	(0.156)	(0.032)
Return of capital	(0.063)	—	—	—	—
Total dividends and distributions	(0.555)	(0.434)	(0.397)	(0.542)	(0.367)
Net asset value, end of period	$ 13.701	$ 13.057	$ 13.607	$ 13.417	$ 13.590
Total return[2]	9.21%	(0.83%)	4.37%	2.72%	0.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,604,021	$2,393,635	$2,762,644	$3,324,029	$4,550,985
Ratio of expenses to average net assets	0.37%	0.38%	0.37%	0.35%	0.35%
Ratio of net investment income to average net assets	2.84%	3.00%	2.48%	2.20%	2.25%
Portfolio turnover	164%	153%	179%	285%	364%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 13.056	$ 13.606	$ 13.417	$ 13.589	$ 13.902
Income (loss) from investment operations:
Net investment income[1]	0.341	0.354	0.292	0.259	0.266
Net realized and unrealized gain (loss)	0.810	(0.517)	0.246	0.062	(0.261)
Total from investment operations	1.151	(0.163)	0.538	0.321	0.005
Less dividends and distributions from:
Net investment income	(0.326)	(0.387)	(0.349)	(0.337)	(0.286)
Net realized gain	(0.126)	—	—	(0.156)	(0.032)
Return of capital	(0.056)	—	—	—	—
Total dividends and distributions	(0.508)	(0.387)	(0.349)	(0.493)	(0.318)
Net asset value, end of period	$ 13.699	$ 13.056	$ 13.606	$ 13.417	$ 13.589
Total return[2]	8.83%	(1.18%)	4.00%	2.37%	0.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,076,030	$3,647,766	$3,618,734	$3,252,777	$2,986,870
Ratio of expenses to average net assets	0.72%	0.73%	0.72%	0.70%	0.70%
Ratio of net investment income to average net assets	2.49%	2.65%	2.13%	1.85%	1.90%
Portfolio turnover	164%	153%	179%	285%	364%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize current income yield consistent with a prudent investment strategy.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$358,028
Legal	70,868
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $436,695 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,734,087
Distribution fees payable to LFD	1,201,283
Printing and mailing fees payable to Lincoln Life	60,023
Shareholder servicing fees payable to Lincoln Life	163,031
LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2019, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$2,801,788,927
Purchases of U.S. government securities	8,734,124,276
Sales other than U.S. government securities	2,976,075,539
Sales of U.S. government securities	8,317,018,302
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$6,590,486,820
Aggregate unrealized appreciation of investments and derivatives	$ 148,275,508
Aggregate unrealized depreciation of investments and derivatives	(25,321,232)
Net unrealized appreciation of investments and derivatives	$ 122,954,276
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 82,563,509	$—	$ 82,563,509
Agency Commercial Mortgage-Backed Securities	—	63,735,778	—	63,735,778
Agency Mortgage-Backed Securities	—	1,577,238,983	—	1,577,238,983
Corporate Bonds	—	2,212,521,044	—	2,212,521,044
Municipal Bonds	—	167,567,227	—	167,567,227
Non-Agency Asset-Backed Securities	—	364,932,801	—	364,932,801
Non-Agency Collateralized Mortgage Obligations	—	142,981,243	—	142,981,243
Non-Agency Commercial Mortgage-Backed Securities	—	439,712,711	—	439,712,711
Sovereign Bond	—	60,961,407	—	60,961,407
Supranational Banks	—	10,259,713	—	10,259,713
U.S. Treasury Obligations	—	1,364,191,649	—	1,364,191,649
Preferred Stock	—	530,437	—	530,437
Money Market Fund	114,035,185	—	—	114,035,185
Short-Term Investment	—	112,209,409	—	112,209,409
Total Investments	$114,035,185	$6,599,405,911	$—	$6,713,441,096
Derivatives:

Liabilities:
Futures Contracts	$(3,591,305)	$—	$—	$(3,591,305)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle losses and tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$209,775,214	$184,411,302
Return of capital	36,027,780	—
Total	$245,802,994	$184,411,302
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Other temporary differences	$ (171,849)
Net unrealized appreciation	122,954,276
Distributable earnings/(accumulated loss)	$122,782,427
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2019, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2019, the Fund utilized $139,573,666 of capital loss carryforwards.
LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	26,878,868	19,349,040
Service Class	33,712,615	34,587,291
Shares reinvested:
Standard Class	7,387,994	5,975,659
Service Class	10,553,927	8,236,817
	78,533,404	68,148,807
Shares redeemed:
Standard Class	(27,538,777)	(45,035,540)
Service Class	(26,109,108)	(29,402,160)
	(53,647,885)	(74,437,700)
Net increase (decrease)	24,885,519	(6,288,893)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(3,591,305)
LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$31,089,546	$(24,961,124)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$837,384,224	$265,999,438
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had no assets and liabilities subject to offsetting provisions.
8.  Credit and Market Risk
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Bond Fund–28

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Bond Fund–30

LVIP Delaware Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median for the one-, three- and five-year periods, below the return of the benchmark index for the one-year period, above the return of the benchmark index for the three- and five-year periods and above the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include breakpoints, and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Bond Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Delaware Bond Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Delaware Bond Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Bond Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Bond Fund–36

LVIP Delaware Diversified Floating Rate Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Delaware Diversified Floating Rate Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 4.60% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the ICE Bank of America Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index1, returned 2.60%.
There were many highlights in 2019, but none more significant than the great Federal Open Market Committee pivot which once again inflated asset prices and compressed risk premiums resulting in the best fixed income returns since 2002. The U.S. Federal Reserve (the “Fed”), which began the year on hold, completed what they referred to as a “Mid-Cycle Adjustment” by cutting rates three times and ending quantitative tightening in the second half of the year in response to the U.S.-China trade war, a slow-down in global growth, an inverted yield curve, Brexit drama, and tightening financial conditions where liquidity issues in the repo market drew scrutiny for the Fed. Other global central banks, such as the European Central Bank and the Reserve Bank of Australia, quickly followed suit.
As 2019 ended, the financial markets rallied on signs that recent areas of uncertainty had been resolved. The U.S.-China trade conflict de-escalated as the countries reached an apparent Phase 1 agreement. The U.S. Federal Reserve indicated that any shift in 2020 from its current policy would require a significant and sustained adjustment to current economic projections. Although a no-deal Brexit is still possible, the political environment in Britain seems to have stabilized. In a goldilocks year such as 2019, which had no shortage of uncertainties, equity and fixed income returns benefitted significantly from dramatically lower interest rates due to accommodative global central banks.
Exposure to investment grade credit averaged 60% during the year and returned 5.69%, outperforming the benchmark. All four credit sectors outperformed the benchmark as a 25% allocation to industrials was the top performing sector of credit.
Triple-A rated asset-backed securities averaged 14% during the year and returned 2.97%. Exposure to triple-A tranches of collateralized-loan obligations averaged 3% and returned 4.55% during the year. Both sectors outperformed the benchmark.
Bank loans returned 8.96% which outperformed the benchmark. Higher quality loans, similar to the holdings in this Fund, outperformed lower quality loans in a reversal of 2018.
The Fund utilized interest rate swaps and CDX swaps throughout the year as a risk management tool. Interest rate swaps were utilized to convert fixed rate exposure to floating rate exposure, as well as managing the overall duration of the Fund. CDX swaps were utilized to protect the Fund from credit risk.
A detailed transition plan has been developed to review all benchmarks, instruments and agreements that reference LIBOR and ensure that transition takes place on a timely basis. We are taking a co-ordinated approach, in line with industry standards and protocols, to make any changes as required, as well as planning for any required operational and system changes.
The Fund is permitted to use derivatives.
Portfolio Managers:
Delaware Investments Fund Advisers:	Roger A. Early
J. David Hillmeyer
Adam H. Brown
Brian M. Scotto
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/3/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Floating Rate Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,682 for the Standard Class shares and to $11,402 for the Service Class shares. For comparison, look at how the ICE Bank of America Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index did from 5/3/10 through 12/31/19. The same $10,000 investment would have increased to $10,853. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 4.60%
Five Years	+ 1.77%
Inception (5/3/10)	+ 1.62%
Service Class Shares
One Year	+ 4.34%
Five Years	+ 1.52%
Inception (5/3/10)	+ 1.37%
1. The Intercontinental Exchange (ICE) Bank of America Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Common wealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.
LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,015.50	0.63%	$3.20
Service Class Shares	1,000.00	1,014.10	0.88%	4.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.10	0.63%	$3.21
Service Class Shares	1,000.00	1,020.70	0.88%	4.48

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	0.50%
Agency Commercial Mortgage-Backed Security	0.55%
Agency Mortgage-Backed Securities	2.88%
Corporate Bonds	48.61%
Aerospace & Defense	2.45%
Agriculture	0.61%
Airlines	0.12%
Auto Manufacturers	0.65%
Banks	17.52%
Chemicals	1.02%
Commercial Services	0.27%
Computers	1.20%
Diversified Financial Services	2.87%
Electric	4.55%
Environmental Control	0.75%
Forest Products & Paper	0.15%
Health Care Products	0.86%
Insurance	0.62%
Lodging	0.36%
Machinery Diversified	0.08%
Media	1.79%
Miscellaneous Manufacturing	0.41%
Oil & Gas	2.27%
Oil & Gas Services	0.12%
Pharmaceuticals	3.58%
Pipelines	2.14%
Real Estate Investment Trusts	0.24%
Retail	0.85%
Semiconductors	0.71%
Software	0.08%
Telecommunications	2.06%
Trucking & Leasing	0.28%
Non-Agency Asset-Backed Securities	16.34%
Non-Agency Commercial Mortgage-Backed Securities	1.88%
Loan Agreements	7.19%
Regional Bond	0.48%
Sovereign Bonds	1.73%
Supranational Banks	8.32%
U.S. Treasury Obligations	7.79%
Preferred Stock	0.47%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	6.34%
Total Investments	103.08%
Liabilities Net of Receivables and Other Assets	(3.08%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	12.18%
AAA	29.57%
AA	6.46%
A	25.97%
BBB	20.95%
BB	4.87%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. Credit quality ratings are subject to change.

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets
December 31, 2019
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.50%
•Fannie Mae Connecticut Avenue Securities Series 2017-C01 1M1 3.09% (LIBOR01M + 1.30%) 7/25/29	47,637	$ 47,675
•Fannie Mae REMICs
Series 2005-106 QF 2.30% (LIBOR01M + 0.51%) 12/25/35	775,745	777,082
Series 2006-40 F 2.09% (LIBOR01M + 0.30%) 5/25/36	57,534	57,179
•Freddie Mac REMICs
Series 3152 JF 2.19% (LIBOR01M + 0.45%) 8/15/35	53,276	53,272
Series 3311 VF 1.98% (LIBOR01M + 0.24%) 5/15/37	149,262	147,960
Series 3800 AF 2.24% (LIBOR01M + 0.50%) 2/15/41	198,336	198,705
•GNMA Series 2010-46 MF 2.14% (LIBOR01M + 0.40%) 5/16/34	203,643	203,672
•Permanent Master Issuer Series 2018-1A 1A1 2.37% (LIBOR03M + 0.38%) 7/15/58	3,000,000	2,999,079
Total Agency Collateralized Mortgage Obligations (Cost $4,485,616)		4,484,624
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.55%
•FREMF Mortgage Trust Series 2014-K716 B B 3.95% 8/25/47	4,820,000	4,919,853
Total Agency Commercial Mortgage-Backed Security (Cost $4,981,879)		4,919,853
AGENCY MORTGAGE-BACKED SECURITIES–2.88%
Fannie Mae S.F. 30 yr
3.00% 1/1/50	14,000,000	14,191,278
3.50% 7/1/49	10,944,053	11,243,496
•Freddie Mac Structured Agency Credit Risk Debt Notes 2.84% (LIBOR01M + 1.05%) 12/25/29	300,000	299,509
Total Agency Mortgage-Backed Securities (Cost $25,716,804)		25,734,283
CORPORATE BONDS–48.61%
Aerospace & Defense–2.45%
General Dynamics
3.00% 5/11/21	400,000	406,644
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
General Dynamics (continued)
3.38% 5/15/23	9,555,000	$ 9,977,535
L3Harris Technologies
2.90% 12/15/29	525,000	532,534
3.85% 6/15/23	4,185,000	4,405,433
United Technologies
2.30% 5/4/22	2,000,000	2,015,050
3.65% 8/16/23	4,295,000	4,524,486
		21,861,682
Agriculture–0.61%
Bunge Limited Finance 4.35% 3/15/24	5,160,000	5,416,594
		5,416,594
Airlines–0.12%
♦United Airlines Pass Through Trust
3.75% 3/3/28	684,637	721,136
4.00% 10/11/27	371,742	395,030
		1,116,166
Auto Manufacturers–0.65%
General Motors Financial
4.38% 9/25/21	5,500,000	5,697,959
5.25% 3/1/26	95,000	105,425
		5,803,384
Banks–17.52%
Bank of America
μ2.46% 10/22/25	515,000	517,960
•2.66% (LIBOR03M + 0.77%) 2/5/26	12,160,000	12,151,633
μ3.46% 3/15/25	865,000	902,959
•Bank of New York Mellon 2.99% (LIBOR03M + 1.05%) 10/30/23	10,127,000	10,296,693
BBVA USA 3.88% 4/10/25	970,000	1,018,067
Branch Banking & Trust
•2.13% (LIBOR03M + 0.22%) 2/1/21	8,520,000	8,518,679
μ2.64% 9/17/29	653,000	652,312
•Citigroup 3.00% (LIBOR03M + 1.10%) 5/17/24	10,755,000	10,897,665
Citizens Bank
2.55% 5/13/21	4,000,000	4,029,936
•2.63% (LIBOR03M + 0.72%) 2/14/22	2,750,000	2,765,427
Citizens Financial Group
2.38% 7/28/21	1,000,000	1,004,665
2.85% 7/27/26	3,080,000	3,134,506
4.30% 12/3/25	750,000	805,228
Credit Suisse Group
•2.59% (SOFR + 1.56%) 9/11/25	840,000	842,353
LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse Group (continued)
μ4.21% 6/12/24	2,480,000	$ 2,621,724
Fifth Third Bancorp
2.38% 1/28/25	595,000	595,389
3.65% 1/25/24	2,860,000	3,013,598
•Goldman Sachs Group 3.08% (LIBOR03M + 1.17%) 5/15/26	4,925,000	4,976,203
Huntington Bancshares 2.30% 1/14/22	935,000	939,767
Huntington National Bank 2.50% 8/7/22	6,290,000	6,356,720
JPMorgan Chase & Co.
•2.82% (LIBOR03M + 0.89%) 7/23/24	13,830,000	13,940,132
μ5.00% 12/31/99	1,070,000	1,112,800
Morgan Stanley
•3.12% (LIBOR03M + 1.22%) 5/8/24	12,950,000	13,181,131
5.00% 11/24/25	255,000	287,006
•PNC Bank 2.44% (LIBOR03M + 0.50%) 7/27/22	6,500,000	6,530,355
•PNC Bank NA 2.40% (LIBOR03M + 0.45%) 7/22/22	6,000,000	6,009,922
Royal Bank of Canada 2.75% 2/1/22	5,285,000	5,378,450
μRoyal Bank of Scotland Group 8.63% 12/29/49	1,550,000	1,676,015
μState Street 2.65% 5/15/23	5,140,000	5,209,319
Truist Bank 2.45% 8/1/22	2,000,000	2,020,766
Truist Financial 2.70% 1/27/22	1,360,000	1,378,160
UBS Group Funding Switzerland
3.00% 4/15/21	10,365,000	10,501,116
μ7.13% 12/29/49	305,000	322,918
US Bancorp
3.00% 7/30/29	660,000	681,211
3.38% 2/5/24	1,895,000	1,988,065
US Bank 3.40% 7/24/23	2,545,000	2,657,023
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 10/29/49	280,000	245,000
•Wells Fargo & Co. 3.16% (LIBOR03M + 1.23%) 10/31/23	6,115,000	6,223,786
Zions Bancorporation 3.35% 3/4/22	1,020,000	1,046,200
		156,430,859
Chemicals–1.02%
•DowDuPont 3.02% (LIBOR03M + 1.11%) 11/15/23	4,615,000	4,706,027
Methanex 5.25% 12/15/29	525,000	541,789
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Sherwin-Williams 2.95% 8/15/29	2,855,000	$ 2,887,975
Syngenta Finance
3.93% 4/23/21	565,000	574,515
4.44% 4/24/23	365,000	380,955
		9,091,261
Commercial Services–0.27%
Global Payments
2.65% 2/15/25	1,050,000	1,053,752
3.20% 8/15/29	1,290,000	1,315,657
		2,369,409
Computers–1.20%
Apple
2.05% 9/11/26	270,000	267,778
•2.40% (LIBOR03M + 0.50%) 2/9/22	5,820,000	5,868,010
International Business Machines 3.00% 5/15/24	4,395,000	4,551,002
		10,686,790
Diversified Financial Services–2.87%
AerCap Ireland Capital 3.65% 7/21/27	2,485,000	2,557,754
Avolon Holdings Funding
3.95% 7/1/24	5,675,000	5,913,917
4.38% 5/1/26	825,000	871,448
•Charles Schwab 2.21% (LIBOR03M + 0.32%) 5/21/21	4,150,000	4,153,635
CPPIB Capital 3.13% 9/25/23	5,110,000	5,343,286
GTP Acquisition Partners I 2.35% 6/15/45	470,000	470,074
International Lease Finance 8.63% 1/15/22	5,640,000	6,343,907
		25,654,021
Electric–4.55%
AEP Texas 2.40% 10/1/22	6,205,000	6,259,675
Berkshire Hathaway Energy 3.75% 11/15/23	4,730,000	5,008,629
CenterPoint Energy 3.85% 2/1/24	4,535,000	4,780,606
Duke Energy
1.80% 9/1/21	8,170,000	8,160,424
μ4.88% 12/31/99	1,115,000	1,169,133
Entergy Arkansas 4.20% 4/1/49	760,000	886,029
Evergy 4.85% 6/1/21	160,000	165,011
ITC Holdings 2.70% 11/15/22	2,780,000	2,813,242
Nevada Power 2.75% 4/15/20	820,000	821,828
NextEra Energy Capital Holdings 3.15% 4/1/24	6,130,000	6,352,163
NRG Energy 3.75% 6/15/24	1,690,000	1,746,087

LVIP Delaware Diversified Floating Rate Fund–6

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
NV Energy 6.25% 11/15/20	720,000	$ 745,271
Vistra Operations LLC 3.55% 7/15/24	1,700,000	1,720,666
		40,628,764
Environmental Control–0.75%
Waste Management 2.95% 6/15/24	6,480,000	6,691,201
		6,691,201
Forest Products & Paper–0.15%
Georgia-Pacific 8.00% 1/15/24	1,125,000	1,366,270
		1,366,270
Health Care Products–0.86%
Alcon Finance 2.75% 9/23/26	1,995,000	2,029,714
Becton Dickinson & Co. 3.36% 6/6/24	5,010,000	5,215,653
DH Europe Finance II Sarl 2.60% 11/15/29	430,000	427,781
		7,673,148
Insurance–0.62%
Marsh & McLennan 4.38% 3/15/29	4,835,000	5,505,204
		5,505,204
Lodging–0.36%
Marriott International 4.15% 12/1/23	3,005,000	3,222,599
		3,222,599
Machinery Diversified–0.08%
Roper Technologies
2.35% 9/15/24	510,000	512,461
2.95% 9/15/29	185,000	186,611
		699,072
Media–1.79%
Charter Communications Operating 4.50% 2/1/24	5,600,000	6,022,292
Comcast
•2.63% (LIBOR03M + 0.63%) 4/15/24	4,910,000	4,959,247
2.65% 2/1/30	690,000	691,894
Fox 4.71% 1/25/29	490,000	558,059
Time Warner Entertainment 8.38% 3/15/23	3,190,000	3,763,560
		15,995,052
Miscellaneous Manufacturing–0.41%
•General Electric 2.27% (LIBOR03M + 0.38%) 5/5/26	3,900,000	3,703,435
		3,703,435
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas–2.27%
•Chevron 2.44% (LIBOR03M + 0.53%) 3/3/22	5,645,000	$ 5,689,362
•ConocoPhillips 2.81% (LIBOR03M + 0.90%) 5/15/22	5,100,000	5,173,723
Exxon Mobil
2.02% 8/16/24	720,000	721,802
•2.26% (LIBOR03M + 0.37%) 3/6/22	5,795,000	5,830,084
2.28% 8/16/26	310,000	311,345
Marathon Oil 2.80% 11/1/22	905,000	919,772
Noble Energy 3.25% 10/15/29	150,000	151,068
Occidental Petroleum
2.90% 8/15/24	935,000	949,442
3.50% 8/15/29	505,000	514,810
		20,261,408
Oil & Gas Services–0.12%
Schlumberger Holdings 4.30% 5/1/29	1,010,000	1,107,517
		1,107,517
Pharmaceuticals–3.58%
AbbVie
2.60% 11/21/24	710,000	714,065
2.95% 11/21/26	825,000	837,337
AstraZeneca 3.50% 8/17/23	6,710,000	7,017,399
Bristol-Myers Squibb 2.90% 7/26/24	9,755,000	10,064,482
•Cigna 2.89% (LIBOR03M + 0.89%) 7/15/23	5,425,000	5,454,870
CVS Health 2.13% 6/1/21	7,885,000	7,896,950
		31,985,103
Pipelines–2.14%
Energy Transfer Operating 4.50% 4/15/24	5,000,000	5,318,978
MPLX
4.13% 3/1/27	1,400,000	1,469,041
4.88% 12/1/24	4,190,000	4,551,377
ONEOK 7.50% 9/1/23	1,765,000	2,059,057
Sabine Pass Liquefaction
5.63% 3/1/25	110,000	123,782
5.75% 5/15/24	5,005,000	5,579,777
		19,102,012
Real Estate Investment Trusts–0.24%
Crown Castle International 5.25% 1/15/23	985,000	1,069,534
WP Carey 4.60% 4/1/24	980,000	1,050,072
		2,119,606

LVIP Delaware Diversified Floating Rate Fund–7

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail–0.85%
Dollar Tree 3.70% 5/15/23	7,250,000	$ 7,547,711
		7,547,711
Semiconductors–0.71%
Intel 2.45% 11/15/29	880,000	876,240
Microchip Technology
3.92% 6/1/21	480,000	490,777
4.33% 6/1/23	4,715,000	4,977,946
		6,344,963
Software–0.08%
CDK Global 5.00% 10/15/24	620,000	671,150
		671,150
Telecommunications–2.06%
AT&T 4.35% 3/1/29	165,000	183,321
Sprint Spectrum 4.74% 9/20/29	2,650,000	2,806,297
•Verizon Communications 3.01% (LIBOR03M + 1.10%) 5/15/25	8,905,000	9,109,083
•Vodafone Group 2.99% (LIBOR03M + 0.99%) 1/16/24	6,190,000	6,266,761
		18,365,462
Trucking & Leasing–0.28%
Aviation Capital Group 4.38% 1/30/24	2,395,000	2,522,025
		2,522,025
Total Corporate Bonds (Cost $423,855,289)		433,941,868
LOAN AGREEMENTS–7.19%
•American Airlines 3.74% (LIBOR01M + 2.00%) 12/14/23	4,313,022	4,325,616
•Aramark Services 3.55% (LIBOR01M + 1.75%) 3/28/24	1,666,081	1,671,812
•Berry Global 3.72% (LIBOR01M + 2.00%) 10/1/22	2,500,000	2,506,925
•Builders FirstSource 4.80% (LIBOR01M + 3.00%) 2/29/24	57,023	57,135
•Calpine Construction Finance 4.30% (LIBOR01M + 2.50%) 1/15/25	3,923,097	3,938,790
•Charter Communications Operating 3.55% (LIBOR01M + 1.75%) 2/1/27	3,944,181	3,966,387
•CityCenter Holdings 4.05% (LIBOR01M + 2.25%) 4/18/24	1,477,273	1,482,340
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Coral-US Co-Borrower 5.05% (LIBOR01M + 3.25%) 1/30/26	1,874,667	$ 1,884,921
•CSC Holdings 3.99% (LIBOR01M + 2.25%) 7/17/25	1,950,000	1,951,092
•ESH Hospitality 3.80% (LIBOR01M + 2.00%) 9/18/26	804,388	810,710
•Flying Fortress Holdings Tranche B 1st Lien 3.69% (LIBOR03M + 1.75%) 10/30/22	1,400,000	1,404,158
•Granite Generation 5.55% (LIBOR03M + 3.75%) 11/9/26	4,000,000	3,960,000
•HCA 3.55% (LIBOR01M + 1.75%) 3/18/26	1,480,052	1,490,634
•Hilton Worldwide Finance Tranche B2 3.54% (LIBOR01M + 1.75%) 6/22/26	2,003,246	2,015,767
•Lamar Media Tranche B 1st Lien 3.56% (LIBOR01M + 1.75%) 3/14/25	3,974,435	3,990,571
•MGM Growth Properties Operating Partnership LP 3.80% (LIBOR01M + 2.00%) 3/21/25	2,980,754	2,990,680
•ON Semiconductor Corporation 3.80% (LIBOR01M + 2.00%) 9/19/26	2,630,690	2,647,474
•RPI Finance Trust Tranche B6 1st Lien 3.80% (LIBOR01M + 2.00%) 3/27/23	2,416,128	2,434,635
•SBA Senior Finance II 3.55% (LIBOR01M + 1.75%) 4/11/25	4,987,341	5,001,905
•Sinclair Television Group 4.05% (LIBOR01M + 2.25%) 1/3/24	4,340,443	4,327,769
•Sprint Communications Tranche B 1st Lien 4.31% (LIBOR01M + 2.50%) 2/2/24	3,392,432	3,359,355
•SS&C European Holdings Tranche B4 1st Lien 4.05% (LIBOR01M + 2.25%) 4/16/25	794,617	799,734
•SS&C Technologies Tranche B3 1st Lien 4.05% (LIBOR01M + 2.25%) 4/16/25	1,146,055	1,153,436

LVIP Delaware Diversified Floating Rate Fund–8

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Telenet Financing USD LLC 3.99% (LIBOR01M + 2.25%) 8/15/26	1,000,000	$ 1,004,790
•WR Grace & Co-Conn Tranche B1 1st Lien 3.69% (LIBOR03M + 1.75%) 4/3/25	1,826,346	1,831,825
•WR Grace & Co-Conn Tranche B2 1st Lien 3.69% (LIBOR03M + 1.75%) 4/3/25	3,130,879	3,140,272
Total Loan Agreements (Cost $64,044,134)		64,148,733
NON-AGENCY ASSET-BACKED SECURITIES–16.34%
•Allegro CLO VI Series 2017-2A A 3.13% (LIBOR03M + 1.13%) 1/17/31	3,600,000	3,582,724
American Express Credit Account Master Trust
•Series 2017-2 A 2.19% (LIBOR01M + 0.45%) 9/16/24	6,080,000	6,109,273
•Series 2017-5 A 2.12% (LIBOR01M + 0.38%) 2/18/25	7,525,000	7,548,786
•Series 2018-5 A 2.08% (LIBOR01M + 0.34%) 12/15/25	2,000,000	1,999,405
Series 2018-6 A 3.06% 2/15/24	5,255,000	5,349,386
•Series 2019-4 A 1.98% (LIBOR01M + 0.24%) 4/15/24	10,000,000	10,010,843
•Apex Credit CLO Series 2018-1A A2 2.97% (LIBOR03M + 1.03%) 4/25/31	500,000	484,816
•Barclays Dryrock Issuance Trust
Series 2017-1 A 2.07% (LIBOR01M + 0.33%) 3/15/23	1,900,000	1,901,248
Series 2017-2 A 2.04% (LIBOR01M + 0.30%) 5/15/23	5,890,000	5,894,802
•BMW Floorplan Master Owner Trust Series 2018-1 A2 2.06% (LIBOR01M + 0.32%) 5/15/23	5,281,000	5,288,814
Chase Issuance Trust
Series 2014-A2 A2 2.77% 3/15/23	12,600,000	12,737,649
•Series 2016-A3 A3 2.29% (LIBOR01M + 0.55%) 6/15/23	5,285,000	5,317,712
•Series 2017-A1 A 2.04% (LIBOR01M + 0.30%) 1/15/22	1,790,000	1,790,233
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Chase Issuance Trust (continued)
•Series 2018-A1 A1 1.94% (LIBOR01M + 0.20%) 4/17/23	7,884,000	$ 7,891,865
•Citibank Credit Card Issuance Trust
Series 2016-A3 A3 2.20% (LIBOR01M + 0.49%) 12/7/23	7,000,000	7,041,250
Series 2017-A5 A5 2.41% (LIBOR01M + 0.62%) 4/22/26	500,000	503,643
Series 2017-A7 A7 2.08% (LIBOR01M + 0.37%) 8/8/24	4,500,000	4,511,573
Series 2018-A4 A4 2.05% (LIBOR01M + 0.34%) 6/7/25	2,500,000	2,497,768
CNH Equipment Trust
2.55% 9/15/22	2,045,000	2,052,214
Series 2019-A A2 2.96% 5/16/22	1,456,040	1,461,956
•CVP CLO Series 2017-2A A 3.16% (LIBOR03M + 1.19%) 1/20/31	3,000,000	2,993,487
•Discover Card Execution Note Trust
Series 2017-A1 A1 2.23% (LIBOR01M + 0.49%) 7/15/24	7,918,000	7,958,542
Series 2018-A2 A2 2.07% (LIBOR01M + 0.33%) 8/15/25	2,545,000	2,543,563
Ford Credit Auto Owner Trust 2017-C Series 2017-C A3 2.01% 3/15/22	1,740,887	1,741,697
•Galaxy XXI CLO Series 2015-21A AR 2.99% (LIBOR03M + 1.02%) 4/20/31	1,000,000	990,153
Honda Auto Receivables 2019-2 Owner Trust Series 2019-2 A2 2.57% 12/21/21	10,250,000	10,283,270
Hyundai Auto Receivables Trust 2018-B Series 2018-B A2 3.04% 6/15/21	819,344	821,596
•Mariner ClO 5 Series 2018-5A A 3.05% (LIBOR03M + 1.11%) 4/25/31	500,000	497,582
Mercedes-Benz Auto Lease Trust Series 2019-B A2 2.01% 12/15/21	220,000	220,095
•Mercedes-Benz Master Series 2019-AA A 2.09% (LIBOR01M + 0.35%) 5/15/23	2,145,000	2,146,244

LVIP Delaware Diversified Floating Rate Fund–9

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Midocean Credit CLO IX Series 2018-9A A1 3.12% (LIBOR03M + 1.15%) 7/20/31	2,000,000	$ 1,980,604
•Nissan Master Owner Trust Receivables Series 2017-C A 2.06% (LIBOR01M + 0.32%) 10/17/22	6,465,000	6,469,404
•Northwoods Capital XV Series 2017-15A A 3.46% (LIBOR03M + 1.30%) 6/20/29	1,000,000	998,896
•Steele Creek CLO Series 2017-1A A 3.25% (LIBOR03M + 1.25%) 1/15/30	1,500,000	1,499,853
•Toyota Auto Receivables 2018-C Owner Trust Series 2018-C A2B 1.86% (LIBOR01M + 0.12%) 8/16/21	1,415,937	1,415,595
•Trafigura Securitisation Series 2018-1A A1 2.47% (LIBOR01M + 0.73%) 3/15/22	4,350,000	4,339,643
•Venture 33 CLO Series 2018-33A A1L 3.14% (LIBOR03M + 1.14%) 7/15/31	3,000,000	2,986,119
•Venture XXVIII CLO Series 2017-28A A2 3.08% (LIBOR03M + 1.11%) 7/20/30	2,000,000	1,988,860
Total Non-Agency Asset-Backed Securities (Cost $145,765,493)		145,851,163
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.88%
•BENCHMARK Mortgage Trust Series 2018-B1 A5 3.67% 1/15/51	4,500,000	4,839,790
COMM Mortgage Trust Series 2015-3BP A 3.18% 2/10/35	3,280,000	3,386,092
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	8,000,000	8,552,392
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $16,108,849)		16,778,274
	Principal Amount°	Value (U.S. $)
REGIONAL BOND–0.48%
Finland—0.48%
•Municipality Finance 2.06% (LIBOR03M + 0.17%) 2/7/20	4,240,000	$ 4,240,975
		4,240,975
Total Regional Bond (Cost $4,240,571)		4,240,975
ΔSOVEREIGN BONDS–1.73%
Canada—0.50%
OMERS Finance Trust 2.50% 5/2/24	4,335,000	4,431,330
		4,431,330
Japan—1.23%
Japan Bank for International Cooperation
•2.48% (LIBOR03M + 0.57%) 2/24/20	8,294,000	8,300,967
3.38% 10/31/23	2,586,000	2,718,274
		11,019,241
Total Sovereign Bonds (Cost $15,195,096)		15,450,571
SUPRANATIONAL BANKS–8.32%
•Asian Development Bank
1.78% (SOFR + 0.24%) 9/10/21	10,000,000	9,998,286
1.94% (LIBOR03M + 0.05%) 3/16/21	10,000,000	10,003,000
•European Bank for Reconstruction & Development
1.81% (SOFR + 0.26%) 8/19/22	9,100,000	9,097,589
1.93% (LIBOR03M + 0.00%) 3/23/20	4,325,000	4,325,008
•European Investment Bank 1.83% (SOFR + 0.29%) 6/10/22	8,000,000	7,994,185
•Inter-American Development Bank
1.80% (SOFR + 0.26%) 9/16/22	10,000,000	9,996,400
2.22% (LIBOR03M + 0.22%) 10/15/20	6,065,000	6,074,279
International Bank for Reconstruction & Development
1.95% 11/9/20	4,800,000	4,807,876
2.10% 10/15/22	3,000,000	3,000,139
2.20% 9/23/22	9,000,000	9,000,365
Total Supranational Banks (Cost $74,249,090)		74,297,127
U.S. TREASURY OBLIGATIONS–7.79%
•U.S. Treasury Floating Rate 1.83% 10/31/21 (LIBOR03M + 0.30%)	60,475,000	60,576,601
U.S. Treasury Notes
1.50% 11/30/24	75,000	74,320

LVIP Delaware Diversified Floating Rate Fund–10

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.63% 8/15/29	9,095,000	$ 8,853,266
Total U.S. Treasury Obligations (Cost $69,462,384)		69,504,187

	Number of Shares
PREFERRED STOCK–0.47%
•USB Realty 3.15% (LIBOR03M + 1.15%) 12/29/49	4,900,000	4,226,250
Total Preferred Stock (Cost $4,308,491)		4,226,250
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–6.34%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	56,617,382	$ 56,617,382
Total Money Market Fund (Cost $56,617,382)		56,617,382

TOTAL INVESTMENTS–103.08% (Cost $909,031,078)	920,195,290

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.08%)	(27,503,059)
NET ASSETS APPLICABLE TO 89,279,846 SHARES OUTSTANDING–100.00%	$892,692,231
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($55,043,128 / 5,502,846 Shares)	$10.003
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($837,649,103 / 83,777,000 Shares)	$9.999
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$900,165,100
Distributable earnings/(accumulated loss)	(7,472,869)
TOTAL NET ASSETS	$892,692,231

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
Δ Securities have been classified by country of origin.
LVIP Delaware Diversified Floating Rate Fund–11

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
★	Includes $5,808,707 cash collateral held at brokers for swap contracts, $38,222,874 payable for securities purchased, $489,876 payable for fund shares redeemed, $330,035 variation margin due from brokers on centrally cleared swap contracts, $113,548 other accrued expenses payable and $615,307 due to manager and affiliates as of December 31, 2019.

The following swap contracts were outstanding at December 31, 2019:
Swap Contract1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[2]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]
Centrally Cleared:
Protection Purchased
CDX.NA.IG.33- Quarterly[4]	60,000,000	1.00%	12/20/24	$(1,575,942)	$(1,115,258)	$—	$(460,684)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[2]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)[5]	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]
Centrally Cleared:
3 yr IRS-(Semiannual/Quarterly)	45,285,000	1.56%	(1.89%) [5]	11/5/22	$178,025	$—	$178,025	$—
3 yr IRS-(Semiannual/Quarterly)	30,415,000	1.68%	(1.90%) [5]	12/19/22	9,189	—	9,189	—
3 yr IRS-(Semiannual/Quarterly)	31,630,000	2.56%	(1.89%) [5]	3/13/22	(817,997)	—	—	(817,997)
10 yr IRS-(Semiannual/Quarterly)	9,815,000	2.68%	(1.94%) [5]	1/30/28	(729,667)	—	—	(729,667)
10 yr IRS-(Semiannual/Quarterly)	8,740,000	1.69%	(2.03%) [5]	4/5/26	55,756	—	55,756	—
5 yr IRS-(Semiannual/Quarterly)	22,570,000	2.89%	(1.94%) [5]	4/24/23	(912,232)	—	—	(912,232)
5 yr IRS-(Semiannual/Quarterly)	22,100,000	2.57%	(1.93%) [5]	1/31/23	(751,992)	—	—	(751,992)
7 yr IRS-(Semiannual/Quarterly)	13,610,000	1.42%	(2.03%) [5]	4/6/23	137,559	—	137,559	—
7 yr IRS-(Semiannual/Quarterly)	7,870,000	2.25%	(1.93%) [5]	10/31/24	(195,984)	—	—	(195,984)
5 yr IRS-(Semiannual/Quarterly)	28,830,000	1.75%	(2.10%) [5]	7/1/24	(142,488)	—	—	(142,488)
3 yr IRS-(Semiannual/Quarterly)	57,670,000	1.69%	(1.90%) [5]	11/12/22	13,275	—	13,275	—
5 yr IRS-(Semiannual/Quarterly)	48,750,000	2.11%	(1.91%) [5]	5/28/24	(825,681)	—	—	(825,681)
9 yr IRS-(Semiannual/Quarterly)	10,955,000	1.64%	(1.89%) [5]	9/16/29	203,723	—	203,723	—
Total IRS Contracts						$—	$597,527	$(4,376,041)
The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[3] Includes cumulative appreciation (depreciation) of centrally cleared swap contracts from the date the contracts were opened through December 31, 2019.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Rate resets based on LIBOR03M.

Summary of Abbreviations:
BB–Barclays Bank
CLO–Collateralized Loan Obligation
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
LVIP Delaware Diversified Floating Rate Fund–12

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
IRS–Interest Rate Swap
JPM-BB–JPMorgan
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–13

LVIP Delaware Diversified Floating Rate Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$28,645,632
Dividends	11,259
Foreign taxes refunded	661
28,657,552
EXPENSES:
Management fees	5,231,132
Distribution fees-Service Class	2,126,088
Shareholder servicing fees	262,641
Accounting and administration expenses	200,229
Reports and statements to shareholders	104,481
Professional fees	65,164
Custodian fees	34,961
Trustees’ fees and expenses	27,552
Pricing fees	25,721
Consulting fees	2,390
Other	13,669
8,094,028
Less:
Management fees waived	(271,698)
Total operating expenses	7,822,330
NET INVESTMENT INCOME	20,835,222
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	2,167,538
Swap contracts	(20,677)
Net realized gain	2,146,861
Net change in unrealized appreciation (depreciation) of:
Investments	23,632,800
Swap contracts	(7,998,960)
Net change in unrealized appreciation (depreciation)	15,633,840
NET REALIZED AND UNREALIZED GAIN	17,780,701
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,615,923
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 20,835,222	$ 19,844,408
Net realized gain (loss)	2,146,861	(1,052,217)
Net change in unrealized appreciation (depreciation)	15,633,840	(18,901,462)
Net increase (decrease) in net assets resulting from operations	38,615,923	(109,271)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,499,071)	(1,797,196)
Service Class	(20,735,180)	(29,158,504)
	(22,234,251)	(30,955,700)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,100,412	20,308,691
Service Class	74,386,450	173,778,098
Reinvestment of dividends and distributions:
Standard Class	1,499,071	1,797,196
Service Class	20,735,180	29,158,504
	110,721,113	225,042,489
Cost of shares redeemed:
Standard Class	(11,946,200)	(6,853,753)
Service Class	(137,085,518)	(132,258,556)
	(149,031,718)	(139,112,309)
Increase (decrease) in net assets derived from capital share transactions	(38,310,605)	85,930,180
NET INCREASE (DECREASE) IN NET ASSETS	(21,928,933)	54,865,209
NET ASSETS:
Beginning of year	914,621,164	859,755,955
End of year	$ 892,692,231	$ 914,621,164
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–14

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.831	$ 10.189	$ 10.046	$ 9.824	$ 10.057
Income (loss) from investment operations:
Net investment income[1]	0.256	0.249	0.188	0.134	0.145
Net realized and unrealized gain (loss)	0.195	(0.219)	0.065	0.088	(0.217)
Total from investment operations	0.451	0.030	0.253	0.222	(0.072)
Less dividends and distributions from:
Net investment income	(0.279)	(0.388)	(0.110)	—	(0.119)
Return of capital	—	—	—	—	(0.042)
Total dividends and distributions	(0.279)	(0.388)	(0.110)	—	(0.161)
Net asset value, end of period	$ 10.003	$ 9.831	$ 10.189	$ 10.046	$ 9.824
Total return[2]	4.60%	0.27%	2.54%	2.25%	(0.71%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,043	$50,440	$36,919	$29,345	$ 57,982
Ratio of expenses to average net assets	0.63%	0.63%	0.62%	0.60%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.66%	0.65%	0.63%	0.63%
Ratio of net investment income to average net assets	2.53%	2.45%	1.85%	1.36%	1.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.50%	2.42%	1.82%	1.33%	1.43%
Portfolio turnover	85%	71%	96%	82%	81%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–15

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.827	$ 10.162	$ 10.020	$ 9.823	$ 10.057
Income (loss) from investment operations:
Net investment income[1]	0.230	0.223	0.162	0.109	0.120
Net realized and unrealized gain (loss)	0.195	(0.219)	0.066	0.088	(0.218)
Total from investment operations	0.425	0.004	0.228	0.197	(0.098)
Less dividends and distributions from:
Net investment income	(0.253)	(0.339)	(0.086)	—	(0.094)
Return of capital	—	—	—	—	(0.042)
Total dividends and distributions	(0.253)	(0.339)	(0.086)	—	(0.136)
Net asset value, end of period	$ 9.999	$ 9.827	$ 10.162	$ 10.020	$ 9.823
Total return[2]	4.34%	0.02%	2.28%	2.01%	(0.97%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$837,649	$864,181	$822,837	$746,369	$768,251
Ratio of expenses to average net assets	0.88%	0.88%	0.87%	0.85%	0.87%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.91%	0.90%	0.88%	0.88%
Ratio of net investment income to average net assets	2.28%	2.20%	1.60%	1.11%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.25%	2.17%	1.57%	1.08%	1.18%
Portfolio turnover	85%	71%	96%	82%	81%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–16

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Delaware Diversified Floating Rate Fund–17

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the Fund’s average daily net assets; and 0.55% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% on the first $2 billion of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $2 billion.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$52,074
Legal	10,326
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $85,064 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware Diversified Floating Rate Fund–18

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$412,809
Distribution fees payable to LFD	176,521
Printing and mailing fees payable to Lincoln Life	4,139
Shareholder servicing fees payable to Lincoln Life	21,838
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$388,171,352
Purchases of U.S. government securities	351,015,559
Sales other than U.S. government securities	489,962,054
Sales of U.S. government securities	283,131,444
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$909,095,701
Aggregate unrealized appreciation of investments and derivatives	$ 11,157,169
Aggregate unrealized depreciation of investments and derivatives	(3,248,172)
Net unrealized appreciation of investments and derivatives	$ 7,908,997
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 4,484,624	$—	$ 4,484,624
Agency Commercial Mortgage-Backed Security	—	4,919,853	—	4,919,853
Agency Mortgage-Backed Securities	—	25,734,283	—	25,734,283
Corporate Bonds	—	433,941,868	—	433,941,868
Non-Agency Asset-Backed Securities	—	145,851,163	—	145,851,163
Non-Agency Commercial Mortgage-Backed Securities	—	16,778,274	—	16,778,274
Loan Agreements	—	64,148,733	—	64,148,733
Regional Bond	—	4,240,975	—	4,240,975
Sovereign Bonds	—	15,450,571	—	15,450,571
Supranational Banks	—	74,297,127	—	74,297,127
U.S. Treasury Obligations	—	69,504,187	—	69,504,187
Preferred Stock	—	4,226,250	—	4,226,250
Money Market Fund	56,617,382	—	—	56,617,382
Total Investments	$56,617,382	$863,577,908	$—	$920,195,290
Derivatives:

Assets:
Swap Contracts	$—	$ 597,527	$—	$ 597,527
Liabilities:
Swap Contracts	$—	$(4,836,725)	$—	$(4,836,725)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, swap contracts, IRS Receivable/Payable recognition and Passive Foreign Investment Company Un-reversed Inclusions.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$22,234,251	$30,955,700
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 787,178
Capital loss carryforward	(16,169,046)
Other temporary differences	2
Net unrealized appreciation	7,908,997
Distributable earnings/(accumulated loss)	$ (7,472,869)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$5,498,452	$10,670,594	$16,169,046
In 2019, the Fund utilized $1,283,517 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	1,401,473	2,001,521
Service Class	7,389,098	17,074,095
Shares reinvested:
Standard Class	149,733	180,528
Service Class	2,072,034	2,932,424
	11,012,338	22,188,568
Shares redeemed:
Standard Class	(1,179,083)	(674,637)
Service Class	(13,625,411)	(13,034,356)
	(14,804,494)	(13,708,993)
Net increase (decrease)	(3,792,156)	8,479,575
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.
During the year ended December 31, 2019, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2019, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as
LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2019, the Fund used CDS contracts to hedge against credit events.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	$ —	Liabilities net of receivables and other assets	$ (460,684)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	597,527	Liabilities net of receivables and other assets	(4,376,041)
Total		$597,527		$(4,836,725)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	$ 187,544	$ (15,685)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(208,221)	(7,983,275)
Total		$ (20,677)	$(7,998,960)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
CDS contracts (average notional value)*	$33,076,923	$—
Interest rate swap contracts (average notional value)**	128,725,000	190,635,000

*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had no assets and liabilities subject to offsetting provisions.
8.  Credit and Market Risk
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Diversified Floating Rate Fund–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Diversified Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Diversified Floating Rate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Delaware Diversified Floating Rate Fund–25

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board considered LIAC’s comment that the Fund changed to the Morningstar Ultrashort Bond funds category in 2018. The Board also considered
LVIP Delaware Diversified Floating Rate Fund–26

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
LIAC’s view that it believes the Fund is competitively positioned from a total net expense ratio perspective relative to its peers. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Diversified Floating Rate Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Ultrashort Bond funds category and the ICE BofAML USD 3-month Deposit Offered Rate Constant Maturity Total Return Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include breakpoints, and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Diversified Floating Rate Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Delaware Diversified Floating Rate Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Delaware Diversified Floating Rate Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Diversified Floating Rate Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Diversified Floating Rate Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Diversified Floating Rate Fund–32

LVIP Delaware Social Awareness Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Delaware Social Awareness Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 31.98% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 1000® Index1, returned 31.43%.
Stock selection and sector positioning contributed to performance during the fiscal year. In the healthcare sector, stock selection contributed, and was led by overweight positions in the biotechnology, medical products, and pharmaceutical industries. Stock selection in the consumer staples and communications services sectors also contributed. On a relative basis, stock selection in the media, basic materials, and finance sectors detracted.
Glucose monitoring systems company DexCom, Inc. outperformed during the year. Dexcom’s sales exceeded expectations throughout the year as the company’s continuous glucose monitoring system experienced strong patient adoption. We maintained the Fund’s position in DexCom as we continue to see ample opportunities for growth in the company’s sales. On January 3, 2019, Bristol-Myers Squibb announced it had entered into a definitive agreement to acquire Fund holding Celgene Corp., at a premium of more than 50% to Celgene’s prior day’s closing price. The terms of the transaction will pay shareholders through a combination of cash and stock. Celgene exited the Fund when the deal closed in November. We purchased a new holding in the healthcare sector with the proceeds.
In the business services sector, Aramark, outperformed during the year. Mantle Ridge, a hedge fund, stated its intention to pursue conversations with Aramark’s management to improve the business after taking a 10% position in the company. We agreed with Mantle Ridge that there was opportunity to further unlock value in Aramark. In October, Aramark announced that it had reached an agreement with Mantle Ridge and named John Zillmer as the new CEO in addition to reconstituting the board. During the year, Aramark was once again named a DiversityInc Top 50 Company for Diversity and was recognized as a Top 15 Company for Philanthropy, in addition, the company announced a new 2025 Sustainability Plan.
During the year, shares of retail real estate investment trust, Simon Property Group. Inc., underperformed. Simon Property Group started the year with a slight miss to its expected funds from operations, which was the company’s first miss since the first quarter of 2017. Simon Property Group’s financial results were strong for the remainder of the year; however, underperformance was mostly attributed to weak sentiment for the mall REIT industry in 2019. The mall REIT industry in general has been pressured from store closings during the year, but Simon Property Group is well positioned given its high occupancy rates and a strong back-fill of new tenants.
PTC Inc. is a software provider for industrial companies. PTC is the leader in the Industrial Internet of Things (IIoT). The company’s new CFO is in the process of transitioning its revenues to a subscription business model. The company’s earnings growth for the year was in-line with expectations, however, the stock’s underperformance resulted from the announcement, from the new CFO, that transition headwinds will delay the company’s new free-cash flow target from
2023 to 2024. We maintained the Fund’s position in PTC as it trades well below its historical valuation and its peers, has made appropriate management changes, and is now on track to meet its business model transition target.
The Fund ended the fiscal year with the largest overweights in the technology, healthcare, media, and capital goods sectors. The Fund remained underweight in the utilities, consumer staples, consumer services, and business services sectors. We continue to maintain our strategy of investing in companies that demonstrate positive environmental, social, and governance standards, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to deliver value to shareholders. During the review period, the Fund did not invest in any derivative instruments.
Portfolio Managers:
Delaware Investments Fund Advisers:	Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
David E. Reidinger
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $32,448. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $35,610. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund
2019 Annual Report Commentary (unaudited) (continued)
performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 31.98%
Five Years	+ 9.91%
Ten Years	+ 12.49%
Service Class Shares
One Year	+ 31.51%
Five Years	+ 9.52%
Ten Years	+ 12.10%
1. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL.MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.
LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,108.60	0.46%	$2.44
Service Class Shares	1,000.00	1,106.70	0.81%	4.30
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.80	0.46%	$2.35
Service Class Shares	1,000.00	1,021.10	0.81%	4.13

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.57%
Aerospace & Defense	0.31%
Airlines	0.66%
Auto Components	0.76%
Banks	5.62%
Beverages	1.31%
Biotechnology	2.18%
Capital Markets	3.37%
Chemicals	1.97%
Communications Equipment	1.35%
Construction & Engineering	0.58%
Consumer Finance	0.97%
Containers & Packaging	0.98%
Diversified Telecommunication Services	1.84%
Electric Utilities	1.04%
Electrical Equipment	1.43%
Entertainment	2.23%
Equity Real Estate Investment Trusts	4.27%
Food & Staples Retailing	0.85%
Food Products	0.95%
Gas Utilities	0.35%
Health Care Equipment & Supplies	3.91%
Health Care Providers & Services	1.32%
Hotels, Restaurants & Leisure	2.03%
Household Durables	0.51%
Industrial Conglomerates	1.39%
Insurance	2.82%
Interactive Media & Services	5.66%
Internet & Direct Marketing Retail	3.44%
IT Services	3.11%
Life Sciences Tools & Services	1.31%
Machinery	3.95%
Media	1.74%
Oil, Gas & Consumable Fuels	3.42%
Pharmaceuticals	5.67%
Road & Rail	1.71%
Semiconductors & Semiconductor Equipment	3.33%
Software	11.17%
Specialty Retail	2.82%
Technology Hardware, Storage & Peripherals	4.42%
Textiles, Apparel & Luxury Goods	1.21%
Thrifts & Mortgage Finance	0.61%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	1.04%
Total Investments	99.61%
Receivables and Other Assets Net of Liabilities	0.39%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	5.05%
Apple	4.42%
Alphabet Class A	4.28%
Amazon.com	3.44%
JPMorgan Chase & Co.	2.45%
Home Depot	2.22%
Johnson & Johnson	1.96%
AT&T	1.84%
Walt Disney	1.81%
Visa Class A	1.66%
Total	29.13%

IT–Information Technology

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.57%
Aerospace & Defense–0.31%
Spirit AeroSystems Holdings Class A	31,200	$ 2,273,856
		2,273,856
Airlines–0.66%
Southwest Airlines	89,200	4,815,016
		4,815,016
Auto Components–0.76%
BorgWarner	128,200	5,561,316
		5,561,316
Banks–5.62%
Comerica	52,300	3,752,525
East West Bancorp	101,314	4,933,992
JPMorgan Chase & Co.	129,036	17,987,618
KeyCorp	341,000	6,901,840
US Bancorp	128,103	7,595,227
		41,171,202
Beverages–1.31%
PepsiCo	70,500	9,635,235
		9,635,235
Biotechnology–2.18%
†Exact Sciences	45,010	4,162,525
†Neurocrine Biosciences	42,800	4,600,572
†Vertex Pharmaceuticals	33,000	7,225,350
		15,988,447
Capital Markets–3.37%
BlackRock	14,600	7,339,420
Intercontinental Exchange	68,976	6,383,729
Raymond James Financial	57,500	5,143,950
State Street	74,000	5,853,400
		24,720,499
Chemicals–1.97%
†Corteva	102,668	3,034,866
†Dow	71,858	3,932,788
DuPont de Nemours	70,392	4,519,167
Linde	13,900	2,959,310
		14,446,131
Communications Equipment–1.35%
Cisco Systems	206,240	9,891,270
		9,891,270
Construction & Engineering–0.58%
Quanta Services	103,720	4,222,441
		4,222,441
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance–0.97%
Capital One Financial	68,950	$ 7,095,645
		7,095,645
Containers & Packaging–0.98%
WestRock	167,257	7,176,998
		7,176,998
Diversified Telecommunication Services–1.84%
AT&T	344,860	13,477,129
		13,477,129
Electric Utilities–1.04%
PPL	211,625	7,593,105
		7,593,105
Electrical Equipment–1.43%
Eaton	29,300	2,775,296
Emerson Electric	50,700	3,866,382
Rockwell Automation	18,800	3,810,196
		10,451,874
Entertainment–2.23%
Cinemark Holdings	90,100	3,049,885
Walt Disney	91,916	13,293,811
		16,343,696
Equity Real Estate Investment Trusts–4.27%
American Tower	38,780	8,912,420
Brixmor Property Group	229,970	4,969,652
Camden Property Trust	45,800	4,859,380
Prologis	68,246	6,083,448
Simon Property Group	43,300	6,449,968
		31,274,868
Food & Staples Retailing–0.85%
Casey's General Stores	39,200	6,232,408
		6,232,408
Food Products–0.95%
General Mills	130,700	7,000,292
		7,000,292
Gas Utilities–0.35%
South Jersey Industries	77,500	2,555,950
		2,555,950
Health Care Equipment & Supplies–3.91%
Abbott Laboratories	96,050	8,342,903
Becton Dickinson & Co.	26,750	7,275,197
†DexCom	30,460	6,662,820
†Edwards Lifesciences	27,240	6,354,820
		28,635,740
LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–1.32%
†Cigna	47,470	$ 9,707,140
		9,707,140
Hotels, Restaurants & Leisure–2.03%
Aramark	108,432	4,705,949
Starbucks	116,052	10,203,292
		14,909,241
Household Durables–0.51%
Toll Brothers	94,200	3,721,842
		3,721,842
Industrial Conglomerates–1.39%
Roper Technologies	28,800	10,201,824
		10,201,824
Insurance–2.82%
Axis Capital Holdings	53,876	3,202,389
Prudential Financial	57,669	5,405,892
Reinsurance Group of America	34,430	5,614,156
Travelers	47,166	6,459,384
		20,681,821
Interactive Media & Services–5.66%
†Alphabet Class A	23,400	31,341,726
†Facebook Class A	49,400	10,139,350
		41,481,076
Internet & Direct Marketing Retail–3.44%
†Amazon.com	13,640	25,204,538
		25,204,538
IT Services–3.11%
Accenture Class A	50,440	10,621,151
Visa Class A	64,773	12,170,846
		22,791,997
Life Sciences Tools & Services–1.31%
Thermo Fisher Scientific	29,470	9,573,919
		9,573,919
Machinery–3.95%
Deere & Co.	38,600	6,687,836
†Gates Industrial	143,600	1,975,936
Ingersoll-Rand	51,790	6,883,927
Lincoln Electric Holdings	42,000	4,062,660
Parker-Hannifin	45,322	9,328,174
		28,938,533
Media–1.74%
Comcast Class A	259,800	11,683,206
Fox Class A	28,300	1,049,081
		12,732,287
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–3.42%
ConocoPhillips	150,062	$ 9,758,532
Diamondback Energy	60,800	5,645,888
EOG Resources	49,031	4,106,836
Pioneer Natural Resources	36,700	5,555,279
		25,066,535
Pharmaceuticals–5.67%
Allergan	29,673	5,672,587
Johnson & Johnson	98,320	14,341,938
Merck & Co.	128,700	11,705,265
Pfizer	250,870	9,829,087
		41,548,877
Road & Rail–1.71%
†Lyft Class A	13,250	570,015
†Uber Technologies	17,750	527,885
Union Pacific	63,160	11,418,696
		12,516,596
Semiconductors & Semiconductor Equipment–3.33%
Broadcom	25,247	7,978,557
Intel	182,700	10,934,595
Texas Instruments	42,700	5,477,983
		24,391,135
Software–11.17%
†Adobe Systems	31,100	10,257,091
Microsoft	234,580	36,993,266
†PTC	66,400	4,972,696
†salesforce.com	57,800	9,400,592
†ServiceNow	24,400	6,888,608
SS&C Technologies Holdings	119,104	7,312,986
†Tyler Technologies	20,100	6,030,402
		81,855,641
Specialty Retail–2.82%
Home Depot	74,545	16,279,137
Tractor Supply	46,900	4,382,336
		20,661,473
Technology Hardware, Storage & Peripherals–4.42%
Apple	110,424	32,426,008
		32,426,008
Textiles, Apparel & Luxury Goods–1.21%
NIKE Class B	87,600	8,874,756
		8,874,756
Thrifts & Mortgage Finance–0.61%
MGIC Investment	317,164	4,494,214
		4,494,214
Total Common Stock (Cost $400,492,420)		722,342,571

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.04%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	7,597,676	$ 7,597,676
Total Money Market Fund (Cost $7,597,676)		7,597,676

TOTAL INVESTMENTS–99.61% (Cost $408,090,096)	729,940,247
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.39%	2,868,678
NET ASSETS APPLICABLE TO 17,821,053 SHARES OUTSTANDING–100.00%	$732,808,925
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($632,382,720 / 15,366,187 Shares)	$41.154
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($100,426,205 / 2,454,866 Shares)	$40.909
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$367,025,817
Distributable earnings/(accumulated loss)	365,783,108
TOTAL NET ASSETS	$732,808,925

† Non-income producing.
★ Includes $378,241 payable for fund shares redeemed, $94,709 other accrued expenses payable and $278,975 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 12,263,674
Interest	152,554
12,416,228
EXPENSES:
Management fees	2,632,818
Distribution fees-Service Class	321,052
Shareholder servicing fees	200,373
Accounting and administration expenses	139,551
Reports and statements to shareholders	61,862
Professional fees	34,813
Trustees’ fees and expenses	20,409
Custodian fees	8,294
Consulting fees	2,180
Pricing fees	1,367
Other	54,893
Total operating expenses	3,477,612
NET INVESTMENT INCOME	8,938,616
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	50,624,049
Net change in unrealized appreciation (depreciation) of investments	129,749,478
NET REALIZED AND UNREALIZED GAIN	180,373,527
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$189,312,143
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,938,616	$ 8,757,624
Net realized gain	50,624,049	35,260,666
Net change in unrealized appreciation (depreciation)	129,749,478	(71,154,034)
Net increase (decrease) in net assets resulting from operations	189,312,143	(27,135,744)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(41,362,859)	(68,362,604)
Service Class	(6,224,436)	(9,580,948)
	(47,587,295)	(77,943,552)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,967,462	5,768,787
Service Class	8,361,353	8,318,004
Reinvestment of dividends and distributions:
Standard Class	41,362,859	68,362,604
Service Class	6,224,436	9,580,948
	61,916,110	92,030,343
Cost of shares redeemed:
Standard Class	(83,598,165)	(84,427,673)
Service Class	(12,836,742)	(14,639,273)
	(96,434,907)	(99,066,946)
Decrease in net assets derived from capital share transactions	(34,518,797)	(7,036,603)
NET INCREASE (DECREASE) IN NET ASSETS	107,206,051	(112,115,899)
NET ASSETS:
Beginning of year	625,602,874	737,718,773
End of year	$732,808,925	$ 625,602,874
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 33.401	$ 39.132	$ 36.841	$ 40.028	$ 46.219
Income (loss) from investment operations:
Net investment income[1]	0.518	0.496	0.507	0.584	0.643
Net realized and unrealized gain (loss)	10.004	(1.771)	6.612	1.913	(1.131)
Total from investment operations	10.522	(1.275)	7.119	2.497	(0.488)
Less dividends and distributions from:
Net investment income	(0.799)	(0.503)	(0.489)	(0.573)	(0.621)
Net realized gain	(1.970)	(3.953)	(4.339)	(5.111)	(5.082)
Total dividends and distributions	(2.769)	(4.456)	(4.828)	(5.684)	(5.703)
Net asset value, end of period	$ 41.154	$ 33.401	$ 39.132	$ 36.841	$ 40.028
Total return[2]	31.98%	(4.56%)	20.19%	6.64%	(0.66%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$632,383	$545,432	$647,337	$599,524	$635,177
Ratio of expenses to average net assets	0.46%	0.46%	0.45%	0.44%	0.42%
Ratio of net investment income to average net assets	1.34%	1.26%	1.29%	1.51%	1.42%
Portfolio turnover	12%	13%	25%	27%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 33.230	$ 38.943	$ 36.696	$ 39.901	$ 46.089
Income (loss) from investment operations:
Net investment income[1]	0.381	0.355	0.367	0.446	0.482
Net realized and unrealized gain (loss)	9.934	(1.744)	6.572	1.898	(1.125)
Total from investment operations	10.315	(1.389)	6.939	2.344	(0.643)
Less dividends and distributions from:
Net investment income	(0.666)	(0.371)	(0.353)	(0.438)	(0.463)
Net realized gain	(1.970)	(3.953)	(4.339)	(5.111)	(5.082)
Total dividends and distributions	(2.636)	(4.324)	(4.692)	(5.549)	(5.545)
Net asset value, end of period	$ 40.909	$ 33.230	$ 38.943	$ 36.696	$ 39.901
Total return[2]	31.51%	(4.89%)	19.77%	6.27%	(1.01%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$100,426	$ 80,171	$ 90,382	$83,506	$ 85,440
Ratio of expenses to average net assets	0.81%	0.81%	0.80%	0.79%	0.77%
Ratio of net investment income to average net assets	0.99%	0.91%	0.94%	1.16%	1.07%
Portfolio turnover	12%	13%	25%	27%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification
LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $346 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$39,230
Legal	7,770
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $47,207 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$231,781
Distribution fees payable to LFD	29,375
Printing and mailing fees payable to Lincoln Life	11
Shareholder servicing fees payable to Lincoln Life	17,808
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2019, the Fund did not engage in any 17a-7 securities purchases or sales.
LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 78,478,472
Sales	149,450,254
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$408,572,347
Aggregate unrealized appreciation of investments	$326,111,661
Aggregate unrealized depreciation of investments	(4,743,761)
Net unrealized appreciation of investments	$321,367,900
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$722,342,571	$—	$—	$722,342,571
Money Market Fund	7,597,676	—	—	7,597,676
Total Investments	$729,940,247	$—	$—	$729,940,247
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/19	12/31/18
Ordinary income	$10,392,831	$10,376,964
Long-term capital gains	37,194,464	67,566,588
Total	$47,587,295	$77,943,552
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 44,415,209
Other temporary differences	(1)
Net unrealized appreciation	321,367,900
Distributable earnings/(accumulated loss)	$365,783,108
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	152,822	146,338
Service Class	216,682	212,477
Shares reinvested:
Standard Class	1,046,791	1,785,250
Service Class	159,003	250,973
	1,575,298	2,395,038
Shares redeemed:
Standard Class	(2,163,014)	(2,144,599)
Service Class	(333,462)	(371,661)
	(2,496,476)	(2,516,260)
Net decrease	(921,178)	(121,222)
7. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years,
LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 9. Recent Accounting Pronouncements (continued)
beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Social Awareness Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Social Awareness Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Social Awareness Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Social Awareness Fund–17

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Social Awareness Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Social Awareness Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Total Return USD Index. The Board noted that the Fund’s total return was below the total return of the Morningstar peer group median and above the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s negative screening approach (prior to the Fund’s migration to environmental, social and governance (“ESG”) in the fourth quarter of 2018), which had historically detracted from relative returns. The Board also noted LIAC’s view that it believes the Fund will be able to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and noted DIFA’s statement that there were no comparable funds for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Delaware Social Awareness Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Social Awareness Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Social Awareness Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Social Awareness Fund–23

LVIP Delaware Special Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Delaware Special Opportunities Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 30.43% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell Midcap® Value Index1, returned 27.06%.
Stock selection was the main contributor to relative outperformance during the year, specifically within the technology, capital spending, consumer staples and utilities sectors. Stock selection in the financial services, basic industry, and energy sectors detracted on a relative basis. During the year, higher-quality companies within the benchmark, those companies with higher returns on equity (ROE) and lower price-to-earnings (P/E) ratios, outperformed their lower-quality counterparts. The Fund is overweight high ROE and low P/E companies relative to the benchmark, which contributed.
In the capital spending sector, government solutions company KBR Inc. contributed to the Fund’s performance. During the year, KBR was awarded significant projects in both energy and government services segments. KBR has contracts with the US Army, US Department of State, NASA, and various companies in the energy industry. We maintained the Fund’s position in KBR as the company has increased revenues, earnings, and free-cash flow in addition to repaying debt to reduce leverage.
Teradyne Inc., a supplier of automation equipment for test and industrial applications contributed to performance for the year. Teradyne designs systems used to test semiconductors, wireless products, and electronic systems, in addition to producing collaborative industrial-use robots. Teradyne’s stock price rose throughout the year and experienced a significant price increase after reporting fiscal second quarter earnings in July. Teradyne’s largest business segment – Semiconductor Test – reported stronger-than-expected sales that quarter, driven by 5G infrastructure, networking, and memory test. We believe Teradyne is well positioned to continue benefiting from increasing demand for its products and maintained the Fund’s position in the company.
In the basic industry sector, Chemours Co., a global chemical company operating in three main business segments: Titanium Technologies, Fluoroproducts, and Chemical Solutions, detracted from performance. Chemours experienced a decline in volume for titanium dioxide (TiO2) as a result of weaker economic demand and a shift in sales strategy that lowered sales and earnings before interest, tax, depreciation, and amortization (EBITDA) during its fiscal second quarter. Management is focused on execution and managing what it can control which we think should likely improve its financials. We initiated our purchase of Chemours during the year as we were attracted to the valuation. We maintained the Fund’s investment in Chemours as the company continues to repurchase shares and remains committed to returning the majority of free-cash flow to shareholders; we believe these are positive indicators.
SM Energy Co. detracted from the Fund’s relative performance during the year. SM Energy, an independent oil and gas energy and production (E&P) company, maintains some of the more prolific wells in its areas of operation and has made significant progress in a transition to focus on its holdings in the Permian Basin and Eagle Ford Shale regions of the United States. The stock underperformed during the year, as was the case for many companies in the E&P industry. SM Energy is growing production while trying to maintain capital discipline in a volatile energy environment. Prior to the end of the year, we exited the Fund’s position in SM Energy and invested the proceeds in a new energy company that had what we viewed as stronger financials.
The Fund ended the year overweight the capital spending, financial services, and technology sectors. The Fund remained underweight the traditionally defensive sectors, including REITs, utilities, and consumer staples. Relative sector weightings were roughly neutral in the transportation, consumer cyclical, business services, basic industry, and energy sectors.
Portfolio Managers:
Delaware Investments Fund Advisers:	Christopher S. Beck
Steven G. Catricks
Kelley A. McKee
Kent P. Madden
Carabasi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Special Opportunities Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $32,394 for the Standard Class shares and to $31,281 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $32,225. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund
2019 Annual Report Commentary (unaudited) (continued)
insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 30.43%
Five Years	+ 9.59%
Ten Years	+ 12.47%
Service Class Shares
One Year	+ 29.97%
Five Years	+ 9.21%
Ten Years	+ 12.08%
1. The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Sub-advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL.MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2019 Delaware Management Holdings, Inc.
LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,093.40	0.46%	$2.43
Service Class Shares	1,000.00	1,091.50	0.81%	4.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.46%	$2.35
Service Class Shares	1,000.00	1,021.10	0.81%	4.13

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.44%
Aerospace & Defense	0.72%
Airlines	0.89%
Auto Components	0.73%
Banks	8.44%
Building Products	0.51%
Capital Markets	3.36%
Chemicals	4.61%
Commercial Services & Supplies	1.35%
Construction & Engineering	2.55%
Consumer Finance	1.82%
Containers & Packaging	2.85%
Diversified Consumer Services	0.82%
Electric Utilities	1.05%
Electronic Equipment, Instruments & Components	3.60%
Energy Equipment & Services	0.63%
Entertainment	0.72%
Equity Real Estate Investment Trusts	10.20%
Food & Staples Retailing	1.05%
Food Products	1.61%
Health Care Equipment & Supplies	2.20%
Health Care Providers & Services	1.71%
Hotels, Restaurants & Leisure	1.80%
Household Durables	1.74%
Insurance	8.43%
IT Services	3.15%
Leisure Products	0.56%
Life Sciences Tools & Services	1.20%
Machinery	5.22%
Media	1.64%
Multiline Retail	0.86%
Multi-Utilities	5.91%
Oil, Gas & Consumable Fuels	5.17%
Professional Services	0.70%
Road & Rail	1.45%
Semiconductors & Semiconductor Equipment	3.16%
Software	3.05%
Technology Hardware, Storage & Peripherals	0.39%
Textiles, Apparel & Luxury Goods	1.38%
Trading Companies & Distributors	2.21%
Money Market Fund	0.17%
Total Investments	99.61%
Receivables and Other Assets Net of Liabilities	0.39%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Synopsys	2.74%
Raymond James Financial	2.66%
ITT	2.26%
East West Bancorp	2.15%
KBR	2.01%
KeyCorp	1.99%
Public Service Enterprise Group	1.90%
Comerica	1.86%
Synchrony Financial	1.82%
Hess	1.81%
Total	21.20%

IT–Information Technology

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.44%
Aerospace & Defense–0.72%
Spirit AeroSystems Holdings Class A	89,100	$ 6,493,608
		6,493,608
Airlines–0.89%
Southwest Airlines	147,900	7,983,642
		7,983,642
Auto Components–0.73%
BorgWarner	151,500	6,572,070
		6,572,070
Banks–8.44%
Comerica	232,700	16,696,225
East West Bancorp	396,300	19,299,810
First Hawaiian	307,560	8,873,106
Hancock Whitney	295,700	12,975,316
KeyCorp	882,000	17,851,680
		75,696,137
Building Products–0.51%
Johnson Controls International	112,595	4,583,742
		4,583,742
Capital Markets–3.36%
Affiliated Managers Group	73,800	6,253,812
Raymond James Financial	266,250	23,818,725
		30,072,537
Chemicals–4.61%
†Axalta Coating Systems	197,500	6,004,000
Celanese	80,700	9,935,784
Chemours	294,500	5,327,505
Huntsman	463,800	11,205,408
WR Grace & Co.	126,600	8,843,010
		41,315,707
Commercial Services & Supplies–1.35%
Brink's	133,300	12,087,644
		12,087,644
Construction & Engineering–2.55%
†AECOM	253,200	10,920,516
Quanta Services	292,900	11,923,959
		22,844,475
Consumer Finance–1.82%
Synchrony Financial	453,900	16,344,939
		16,344,939
Containers & Packaging–2.85%
†Berry Global Group	217,382	10,323,471
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Graphic Packaging Holding	912,300	$ 15,189,795
		25,513,266
Diversified Consumer Services–0.82%
Service Corp. International	160,350	7,380,911
		7,380,911
Electric Utilities–1.05%
Edison International	125,100	9,433,791
		9,433,791
Electronic Equipment, Instruments & Components–3.60%
Avnet	231,300	9,816,372
†Flex	779,600	9,838,552
†Keysight Technologies	122,750	12,597,832
		32,252,756
Energy Equipment & Services–0.63%
Patterson-UTI Energy	539,100	5,660,550
		5,660,550
Entertainment–0.72%
Cinemark Holdings	190,700	6,455,195
		6,455,195
Equity Real Estate Investment Trusts–10.20%
Apartment Investment & Management Class A	221,980	11,465,267
Brandywine Realty Trust	588,500	9,268,875
Highwoods Properties	191,300	9,356,483
Host Hotels & Resorts	621,500	11,528,825
Kimco Realty	503,000	10,417,130
Life Storage	110,000	11,910,800
Outfront Media	260,100	6,975,882
VEREIT	1,378,000	12,732,720
Welltower	94,700	7,744,566
		91,400,548
Food & Staples Retailing–1.05%
†U.S. Foods Holding	223,800	9,374,982
		9,374,982
Food Products–1.61%
Conagra Brands	193,100	6,611,744
Tyson Foods Class A	85,600	7,793,024
		14,404,768
Health Care Equipment & Supplies–2.20%
Becton Dickinson & Co.	17,200	4,677,884
Zimmer Biomet Holdings	100,400	15,027,872
		19,705,756
Health Care Providers & Services–1.71%
AmerisourceBergen	65,400	5,560,308
LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Quest Diagnostics	91,200	$ 9,739,248
		15,299,556
Hotels, Restaurants & Leisure–1.80%
Darden Restaurants	63,150	6,883,982
Marriott International Class A	61,140	9,258,430
		16,142,412
Household Durables–1.74%
DR Horton	176,433	9,306,841
†Mohawk Industries	46,100	6,287,118
		15,593,959
Insurance–8.43%
Allstate	122,800	13,808,860
American Financial Group	119,650	13,119,622
Assurant	81,000	10,617,480
Globe Life	115,950	12,203,738
Hartford Financial Services Group	222,400	13,515,248
Reinsurance Group of America	75,400	12,294,724
		75,559,672
IT Services–3.15%
DXC Technology	80,000	3,007,200
†Fiserv	62,000	7,169,060
KBR	591,500	18,040,750
		28,217,010
Leisure Products–0.56%
Hasbro	47,800	5,048,158
		5,048,158
Life Sciences Tools & Services–1.20%
Agilent Technologies	126,300	10,774,653
		10,774,653
Machinery–5.22%
Allison Transmission Holdings	144,300	6,972,576
†Gates Industrial	444,800	6,120,448
ITT	274,100	20,258,731
Stanley Black & Decker	80,900	13,408,366
		46,760,121
Media–1.64%
Cable One	6,100	9,079,667
ViacomCBS Class B	134,200	5,632,374
		14,712,041
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail–0.86%
†Dollar Tree	81,800	$ 7,693,290
		7,693,290
Multi-Utilities–5.91%
CMS Energy	243,900	15,326,676
MDU Resources Group	227,200	6,750,112
Public Service Enterprise Group	287,900	17,000,495
WEC Energy Group	150,500	13,880,615
		52,957,898
Oil, Gas & Consumable Fuels–5.17%
Continental Resources	273,800	9,391,340
Encana	1,475,986	6,922,374
Hess	243,000	16,234,830
Marathon Oil	1,017,100	13,812,218
		46,360,762
Professional Services–0.70%
ManpowerGroup	64,700	6,282,370
		6,282,370
Road & Rail–1.45%
CSX	63,500	4,594,860
JB Hunt Transport Services	72,200	8,431,516
		13,026,376
Semiconductors & Semiconductor Equipment–3.16%
†ON Semiconductor	218,600	5,329,468
†Qorvo	66,100	7,682,803
Teradyne	224,500	15,308,655
		28,320,926
Software–3.05%
Citrix Systems	24,800	2,750,320
LogMeIn	1	86
†Synopsys	176,700	24,596,640
		27,347,046
Technology Hardware, Storage & Peripherals–0.39%
Western Digital	54,900	3,484,503
		3,484,503
Textiles, Apparel & Luxury Goods–1.38%
PVH	56,400	5,930,460
VF	64,900	6,467,934
		12,398,394
Trading Companies & Distributors–2.21%
†HD Supply Holdings	221,100	8,892,642
†United Rentals	65,400	10,906,758
		19,799,400
Total Common Stock (Cost $646,817,019)		891,355,571

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.17%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	1,533,605	$ 1,533,605
Total Money Market Fund (Cost $1,533,605)		1,533,605

TOTAL INVESTMENTS–99.61% (Cost $648,350,624)	892,889,176
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.39%	3,460,261
NET ASSETS APPLICABLE TO 24,606,133 SHARES OUTSTANDING–100.00%	$896,349,437
NET ASSET VALUE PER SHARE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($736,218,543 / 20,188,270 Shares)	$36.468
NET ASSET VALUE PER SHARE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($160,130,894 / 4,417,863 Shares)	$36.246
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$643,154,535
Distributable earnings/(accumulated loss)	253,194,902
TOTAL NET ASSETS	$896,349,437

† Non-income producing.
★ Includes $638,351 payable for fund shares redeemed, $57,634 other accrued expenses payable and $331,867 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 11,670,685
Interest	177,645
Foreign taxes withheld	(13,284)
11,835,046
EXPENSES:
Management fees	2,481,646
Distribution fees-Service Class	496,358
Shareholder servicing fees	185,759
Accounting and administration expenses	127,805
Reports and statements to shareholders	61,612
Professional fees	35,311
Trustees’ fees and expenses	18,235
Custodian fees	6,271
Consulting fees	2,116
Pricing fees	1,424
Other	19,013
Total operating expenses	3,435,550
NET INVESTMENT INCOME	8,399,496
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	9,772,333
Net change in unrealized appreciation (depreciation) of investments	150,849,073
NET REALIZED AND UNREALIZED GAIN	160,621,406
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$169,020,902
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Special Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,399,496	$ 7,149,616
Net realized gain	9,772,333	71,546,025
Net change in unrealized appreciation (depreciation)	150,849,073	(173,556,776)
Net increase (decrease) in net assets resulting from operations	169,020,902	(94,861,135)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(61,558,755)	(55,197,084)
Service Class	(17,673,131)	(13,516,043)
	(79,231,886)	(68,713,127)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	243,998,648	14,075,298
Service Class	27,639,132	30,181,233
Reinvestment of dividends and distributions:
Standard Class	61,558,755	55,197,084
Service Class	17,673,131	13,516,043
	350,869,666	112,969,658
Cost of shares redeemed:
Standard Class	(72,700,331)	(77,467,407)
Service Class	(18,714,912)	(19,497,740)
	(91,415,243)	(96,965,147)
Increase in net assets derived from capital share transactions	259,454,423	16,004,511
NET INCREASE (DECREASE) IN NET ASSETS	349,243,439	(147,569,751)
NET ASSETS:
Beginning of year	547,105,998	694,675,749
End of year	$896,349,437	$ 547,105,998
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Special Opportunities Fund–8

LVIP Delaware Special Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Special Opportunities Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 31.753	$ 41.502	$ 39.082	$ 38.441	$ 41.904
Income (loss) from investment operations:
Net investment income[1]	0.504	0.462	0.492	0.594	0.509
Net realized and unrealized gain (loss)	8.882	(5.856)	6.066	6.596	(0.451)
Total from investment operations	9.386	(5.394)	6.558	7.190	0.058
Less dividends and distributions from:
Net investment income	(0.409)	(0.514)	(0.524)	(0.623)	(0.502)
Net realized gain	(4.262)	(3.841)	(3.614)	(5.926)	(3.019)
Total dividends and distributions	(4.671)	(4.355)	(4.138)	(6.549)	(3.521)
Net asset value, end of period	$ 36.468	$ 31.753	$ 41.502	$ 39.082	$ 38.441
Total return[2]	30.43%	(14.75%)	17.75%	20.41%	0.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$736,219	$ 431,527	$569,673	$536,639	$497,273
Ratio of expenses to average net assets	0.46%	0.46%	0.45%	0.44%	0.44%
Ratio of net investment income to average net assets	1.39%	1.15%	1.21%	1.54%	1.21%
Portfolio turnover	13%	20%	15%	16%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Special Opportunities Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 31.604	$ 41.324	$ 38.939	$ 38.341	$ 41.801
Income (loss) from investment operations:
Net investment income[1]	0.375	0.318	0.347	0.457	0.359
Net realized and unrealized gain (loss)	8.826	(5.809)	6.033	6.556	(0.445)
Total from investment operations	9.201	(5.491)	6.380	7.013	(0.086)
Less dividends and distributions from:
Net investment income	(0.297)	(0.388)	(0.381)	(0.489)	(0.355)
Net realized gain	(4.262)	(3.841)	(3.614)	(5.926)	(3.019)
Total dividends and distributions	(4.559)	(4.229)	(3.995)	(6.415)	(3.374)
Net asset value, end of period	$ 36.246	$ 31.604	$ 41.324	$ 38.939	$ 38.341
Total return[2]	29.97%	(15.04%)	17.34%	19.98%	(0.09%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$160,131	$ 115,579	$125,003	$102,044	$ 86,414
Ratio of expenses to average net assets	0.81%	0.81%	0.80%	0.79%	0.79%
Ratio of net investment income to average net assets	1.04%	0.80%	0.86%	1.19%	0.86%
Portfolio turnover	13%	20%	15%	16%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the
LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$35,336
Legal	6,997
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $48,379 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$264,008
Distribution fees payable to LFD	46,936
Shareholder servicing fees payable to Lincoln Life	20,923
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$279,542,672
Sales	80,574,192
LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$648,353,743
Aggregate unrealized appreciation of investments	$268,669,985
Aggregate unrealized depreciation of investments	(24,134,552)
Net unrealized appreciation of investments	$244,535,433
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$891,355,571	$—	$—	$891,355,571
Money Market Fund	1,533,605	—	—	1,533,605
Total Investments	$892,889,176	$—	$—	$892,889,176
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$8,514,211	$7,936,229
Long-term capital gains	70,717,675	60,776,898
Total	$79,231,886	$68,713,127
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 8,659,470
Other temporary differences	(1)
Net unrealized appreciation	244,535,433
Distributable earnings/(accumulated loss)	$253,194,902
LVIP Delaware Special Opportunities Fund–13

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	6,837,480	354,279
Service Class	764,901	766,345
Shares reinvested:
Standard Class	1,765,071	1,429,221
Service Class	512,282	351,012
	9,879,734	2,900,857
Shares redeemed:
Standard Class	(2,004,235)	(1,919,872)
Service Class	(516,461)	(485,143)
	(2,520,696)	(2,405,015)
Net increase	7,359,038	495,842
7. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Special Opportunities Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Special Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets LVIP Delaware Special Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Delaware Special Opportunities Fund–15

LVIP Delaware Special Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Special Opportunities Fund–16

LVIP Delaware Special Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Special Opportunities Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Special Opportunities Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one- and ten-year periods and above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fee of a fund with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Special Opportunities Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Delaware Special Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Delaware Special Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Special Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Special Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Special Opportunities Fund–22

LVIP Delaware Wealth Builder Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Delaware Wealth Builder Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Wealth Builder Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 15.91% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the LVIP Delaware Wealth Builder Composite1, returned 19.82% and its broad-based benchmark index, the S&P 500® Index2, returned 31.49%.
During 2019, the performance attribution analysis suggests the Fund underperformed the benchmark, 50% S&P 500® Index and 50% Bloomberg Barclays US Aggregate Index. The underperformance was primarily due to large cap value underperformance and moderate underperformance across other asset classes.
The U.S. Large Cap Value sleeve of the Fund gained 22.43%, trailing the return of the sleeve’s benchmark. Stock selection and sector allocation both detracted from relative performance versus the S&P 500 Index. Investments in the information technology, energy, healthcare and materials sectors caused the largest drags on relative returns owing primarily to stock selection. An underweight allocation in technology and an overweight allocation in energy also hurt relative performance. Energy exploration and production company Occidental Petroleum Corp., food company Kraft Heinz Co. (no longer held), and diversified chemicals company DuPont de Nemours, Inc., were among the weakest individual holdings. Investments in the consumer discretionary, industrials, utilities and consumer staples sectors resulted in positive attribution.
The REIT sector outperformed its benchmark in 2019. Stock selection drove overall performance. Stock selection was strong in the malls, technology, shopping centers and specialty sectors. Underweights in malls was additive as the group suffered from continued disruption in retail while lodging was hurt by a slowing economy. Overweights in apartments and manufactured housing was positive as residential real estate continues to perform well in a “renter” economy.
For 2019, the international sleeve slightly lagged its benchmark. The positive contributors to performance were French industrial gas company Air Liquide, German apparel manufacturer Adidas, and Danish pharmaceutical firm Novo Nordisk. The detractors from performance were French pharmaceutical Sanofi, Japanese auto manufacturer Toyota, and French advertising firm Publicis.
The opportunistic sleeve underperformed its benchmark in 2019. Stock selection drove the underperformance as Brookdale Senior Living continues in their turnaround which should yield stronger results in 2020. An underweight to technology and some cash drag pulled performance down relative to the index.
The fixed income sleeve outperformed its benchmark, returning 10.97% for the year. Maintaining duration exposure throughout the year was a positive, as declining Treasury yields were a strong contributor to returns. An overweight to investment credit within the High-Grade sleeve was a positive, as credit outperformed Treasury securities by nearly 7%. Our allocation to CMBS and ABS were additive as these benefited from the search for high-quality yields globally. Our allocation to High Yield and Emerging Markets securities was a plus.
Central banks came to the rescue for financial markets in 2019. The Federal Reserve had no choice but to reverse course and begin lowering rates that set the path for a strong liquidity driven rally that expanded multiples to decade highs. The U.S. led the way but by mid-year, the European Union and the UK had joined the party as the backdrop for a clean BREXIT improved. Emerging Markets were also in positive territory but not as strong as developed markets. In the U.S., technology and financials led the way with a late year bounce in cyclicals as the ”phase one” trade agreement between the U.S. and China was finalized giving investors hope for an improved economic backdrop.
Portfolio Managers:
Delaware Investments Fund Advisers:	Babak (Bob) Zenouzi
Damon J. Andres
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Wealth Builder Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,136 for the Standard Class shares and to $19,638 for the Service Class shares. For comparison, look at how the LVIP Delaware Wealth Builder Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $23,316 and $35,667, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Wealth Builder Fund–1

LVIP Delaware Wealth Builder Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 15.91%
Five Years	+ 5.15%
Ten Years	+ 7.25%
Service Class Shares
One Year	+ 15.61%
Five Years	+ 4.89%
Ten Years	+ 6.98%
1. The LVIP Delaware Wealth Builder Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The LVIP Delaware Wealth Builder Composite is constructed as follows: 50% S&P 500 Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP Delaware Wealth Builder Fund–2

LVIP Delaware Wealth Builder Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,052.20	0.71%	$3.67
Service Class Shares	1,000.00	1,050.80	0.96%	4.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Wealth Builder Fund–3

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	46.99%
U.S. Markets	44.55%
Aerospace & Defense	2.21%
Banks	2.37%
Capital Markets	1.44%
Chemicals	1.02%
Commercial Services & Supplies	1.05%
Communications Equipment	1.08%
Diversified Telecommunication Services	2.29%
Electric Utilities	1.12%
Energy Equipment & Services	1.12%
Equity Real Estate Investment Trusts	3.85%
Food Products	3.62%
Health Care Equipment & Supplies	1.10%
Health Care Providers & Services	4.59%
Independent Power and Renewable Electricity Producers	0.16%
Industrial Conglomerates	0.41%
Insurance	3.41%
Mortgage Real Estate Investment Trusts (REITs)	0.07%
Multiline Retail	0.90%
Oil, Gas & Consumable Fuels	3.43%
Pharmaceuticals	3.60%
Semiconductors & Semiconductor Equipment	2.89%
Software	1.64%
Specialty Retail	1.18%
Developed Markets	2.44%
Banks	0.02%
Beverages	0.20%
Chemicals	0.13%
Commercial Services & Supplies	0.22%
Diversified Telecommunication Services	0.09%
Equity Real Estate Investment Trusts	0.02%
Food & Staples Retailing	0.34%
Food Products	0.32%
Health Care Providers & Services	0.12%
Hotels, Restaurants & Leisure	0.11%
IT Services	0.04%
Machinery	0.06%
Media	0.11%
Multiline Retail	0.04%
Personal Products	0.04%
Pharmaceuticals	0.32%
Real Estate Management & Development	0.04%
Textiles, Apparel & Luxury Goods	0.11%
Wireless Telecommunication Services	0.11%
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	0.02%
Agency Commercial Mortgage-Backed Securities	0.86%
Agency Mortgage-Backed Securities	9.46%
Corporate Bonds	22.52%
Advertising	0.08%
Aerospace & Defense	0.19%
Apparel	0.06%
Auto Manufacturers	0.40%
Banks	3.10%
Beverages	0.34%
Biotechnology	0.30%
Building Materials	0.20%
Chemicals	0.77%
Commercial Services	0.67%
Computers	0.45%
Distribution/Wholesale	0.06%
Diversified Financial Services	1.17%
Electric	2.40%
Entertainment	0.21%
Environmental Control	0.11%
Food	0.36%
Food Service	0.09%
Gas	0.03%
Health Care Products	0.48%
Health Care Services	0.55%
Home Builders	0.09%
Insurance	0.13%
Internet	0.16%
Iron & Steel	0.05%
Leisure Time	0.07%
Lodging	0.26%
Machinery Diversified	0.30%
Media	2.03%
Metal Fabricate & Hardware	0.03%
Mining	0.50%
Miscellaneous Manufacturing	0.04%
Office Business Equipment	0.01%
Oil & Gas	0.95%
Oil & Gas Services	0.01%
Packaging & Containers	0.18%
Pharmaceuticals	0.81%
Pipelines	1.08%
Real Estate Investment Trusts	0.67%
Retail	0.50%
Semiconductors	0.54%
Software	0.29%
Telecommunications	1.26%
Transportation	0.34%

LVIP Delaware Wealth Builder Fund–4

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Trucking & Leasing	0.20%
Municipal Bonds	4.51%
Non-Agency Asset-Backed Securities	1.86%
Non-Agency Collateralized Mortgage Obligations	0.44%
Non-Agency Commercial Mortgage-Backed Securities	2.66%
U.S. Treasury Obligations	8.51%
Money Market Fund	1.46%
Exchange-Traded Funds	0.11%
Total Investments	99.40%
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Conagra Brands	1.31%
Johnson & Johnson	1.25%
Intel	1.22%
Cigna	1.22%
Marsh & McLennan	1.21%
CVS Health	1.21%
Truist Financial	1.19%
Broadcom	1.18%
ConocoPhillips	1.18%
Lowe's	1.18%
Total	12.15%

Geography	Percentage of Net Assets
Australia	0.06%
Belgium	0.19%
Canada	0.45%
Cayman Islands	0.92%
Denmark	0.16%
France	0.75%
Germany	0.20%
Ireland	0.72%
Japan	0.51%
Netherlands	0.63%
Puerto Rico	0.06%
Sweden	0.09%
Switzerland	0.79%
United Arab Emirates	0.07%
United Kingdom	0.82%
United States	91.41%
Total	97.83%

IT–Information Technology

LVIP Delaware Wealth Builder Fund–5

LVIP Delaware Wealth Builder Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–46.99%
U.S. MARKETS–44.55%
Aerospace & Defense–2.21%
Northrop Grumman	5,300	$ 1,823,041
Raytheon	8,600	1,889,764
		3,712,805
Banks–2.37%
Bank of America	25,029	881,522
JPMorgan Chase & Co.	7,918	1,103,769
Truist Financial	35,400	1,993,728
		3,979,019
Capital Markets–1.44%
Bank of New York Mellon	36,600	1,842,078
Blackstone Group Class A	10,432	583,566
		2,425,644
Chemicals–1.02%
DuPont de Nemours	26,700	1,714,140
		1,714,140
Commercial Services & Supplies–1.05%
Waste Management	15,500	1,766,380
		1,766,380
Communications Equipment–1.08%
Cisco Systems	37,800	1,812,888
		1,812,888
Diversified Telecommunication Services–2.29%
AT&T	49,337	1,928,090
Verizon Communications	31,243	1,918,320
		3,846,410
Electric Utilities–1.12%
Edison International	25,100	1,892,791
		1,892,791
Energy Equipment & Services–1.12%
Halliburton	77,100	1,886,637
		1,886,637
Equity Real Estate Investment Trusts–3.85%
Alpine Income Property Trust	2,878	54,768
American Tower	206	47,343
Americold Realty Trust	3,979	139,504
AvalonBay Communities	648	135,886
Boston Properties	570	78,580
Camden Property Trust	1,626	172,519
Cousins Properties	2,061	84,913
CubeSmart	3,074	96,769
EPR Properties	549	38,781
Equinix	431	251,575
Equity Residential	23,577	1,907,851
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
Essex Property Trust	580	$ 174,499
Extra Space Storage	992	104,775
First Industrial Realty Trust	2,456	101,949
Healthpeak Properties	4,932	170,006
Host Hotels & Resorts	3,260	60,473
Hudson Pacific Properties	2,805	105,608
Invitation Homes	5,438	162,977
Kilroy Realty	1,944	163,102
Kimco Realty	4,519	93,588
Kite Realty Group Trust	3,905	76,265
Mack-Cali Realty	1,300	30,069
MGM Growth Properties Class A	2,260	69,992
Mid-America Apartment Communities	1,073	141,486
National Retail Properties	861	46,167
Park Hotels & Resorts	1,659	42,918
Prologis	4,436	395,425
Public Storage	162	34,500
Regency Centers	911	57,475
RLJ Lodging Trust	2,792	49,474
Ryman Hospitality Properties	757	65,602
Simon Property Group	1,218	181,433
SITE Centers	6,706	94,018
STORE Capital	5,092	189,626
Sun Communities	1,575	236,407
UDR	3,656	170,735
Ventas	428	24,713
VEREIT	11,138	102,915
VICI Properties	5,913	151,077
Welltower	2,005	163,969
		6,469,732
Food Products–3.62%
Archer-Daniels-Midland	41,700	1,932,795
Conagra Brands	64,500	2,208,480
Mondelez International Class A	35,300	1,944,324
		6,085,599
Health Care Equipment & Supplies–1.10%
Abbott Laboratories	21,300	1,850,118
		1,850,118
Health Care Providers & Services–4.59%
†Brookdale Senior Living	249,633	1,814,832
Cardinal Health	36,200	1,830,996
†Cigna	10,000	2,044,900
CVS Health	27,308	2,028,711
		7,719,439
LVIP Delaware Wealth Builder Fund–6

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Independent Power and Renewable Electricity Producers–0.16%
TerraForm Power Class A	18,065	$ 278,020
		278,020
Industrial Conglomerates–0.41%
Honeywell International	3,887	687,999
		687,999
Insurance–3.41%
Allstate	17,500	1,967,875
American International Group	33,700	1,729,821
Marsh & McLennan	18,300	2,038,803
		5,736,499
Mortgage Real Estate Investment Trusts (REITs)–0.07%
Blackstone Mortgage Trust Class A	2,991	111,325
		111,325
Multiline Retail–0.90%
†Dollar Tree	16,100	1,514,205
		1,514,205
Oil, Gas & Consumable Fuels–3.43%
ConocoPhillips	30,600	1,989,918
Marathon Oil	143,900	1,954,162
Occidental Petroleum	44,100	1,817,361
		5,761,441
Pharmaceuticals–3.60%
Johnson & Johnson	14,362	2,094,985
Merck & Co.	21,800	1,982,710
Pfizer	50,595	1,982,312
		6,060,007
Semiconductors & Semiconductor Equipment–2.89%
Broadcom	6,300	1,990,926
Intel	34,296	2,052,616
Texas Instruments	6,403	821,441
		4,864,983
Software–1.64%
Microsoft	6,106	962,916
Oracle	33,900	1,796,022
		2,758,938
Specialty Retail–1.18%
Lowe's	16,600	1,988,016
		1,988,016
Total U.S. Markets (Cost $62,976,776)		74,923,035
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS–2.44%
Banks–0.02%
BNP Paribas	677	$ 40,119
		40,119
Beverages–0.20%
Asahi Group Holdings	2,400	109,489
Diageo	4,050	171,695
Kirin Holdings	2,300	50,201
		331,385
Chemicals–0.13%
Air Liquide	1,570	222,247
		222,247
Commercial Services & Supplies–0.22%
G4S	55,860	161,303
Secom	600	53,546
Securitas Class B	9,055	156,010
		370,859
Diversified Telecommunication Services–0.09%
Orange	10,230	150,552
		150,552
Equity Real Estate Investment Trusts–0.02%
Assura	40,617	41,857
		41,857
Food & Staples Retailing–0.34%
Koninklijke Ahold Delhaize	11,270	281,843
Lawson	1,600	90,820
Seven & i Holdings	5,300	194,274
		566,937
Food Products–0.32%
Danone	3,125	259,042
Kerry Group Class A	465	57,949
Nestle	2,080	225,192
		542,183
Health Care Providers & Services–0.12%
Fresenius Medical Care & Co.	2,695	198,427
		198,427
Hotels, Restaurants & Leisure–0.11%
Sodexo	1,490	176,576
		176,576
IT Services–0.04%
†InterXion Holding	708	59,337
		59,337

LVIP Delaware Wealth Builder Fund–7

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Machinery–0.06%
Makita	3,000	$ 103,605
		103,605
Media–0.11%
Publicis Groupe	4,255	192,632
		192,632
Multiline Retail–0.04%
Next	705	65,537
		65,537
Personal Products–0.04%
Kao	900	74,228
		74,228
Pharmaceuticals–0.32%
Novo Nordisk Class B	4,625	268,014
Roche Holding	810	263,252
		531,266
Real Estate Management & Development–0.04%
Deutsche Wohnen	1,613	65,612
		65,612
Textiles, Apparel & Luxury Goods–0.11%
adidas	205	66,639
Swatch Group	420	117,266
		183,905
Wireless Telecommunication Services–0.11%
KDDI	6,000	179,018
		179,018
Total Developed Markets (Cost $3,765,813)		4,096,282
Total Common Stock (Cost $66,742,589)		79,019,317

	Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.02%
Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	24	28
Fannie Mae REMICs Series 2015-89 AZ 3.50% 12/25/45	8,074	8,324
GNMA
Series 2013-113 LY 3.00% 5/20/43	9,000	9,263
*Series 2015-142 AI 4.00% 2/20/44	30,560	2,081
*Series 2015-74 CI 3.00% 10/16/39	45,442	3,564
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
Series 2016-156 PB 2.00% 11/20/46	19,000	$ 17,239
Total Agency Collateralized Mortgage Obligations (Cost $41,478)		40,499
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.86%
♦Freddie Mac REMICs Series K058 A2 2.65% 8/25/26	35,000	35,808
•FREMF Mortgage Trust
Series 2011-K10 B 4.62% 11/25/49	400,000	406,465
Series 2011-K15 B 4.96% 8/25/44	10,000	10,361
Series 2012-K22 B 3.69% 8/25/45	35,000	36,123
Series 2013-K24 B 3.50% 11/25/45	260,000	264,855
Series 2013-K713 B 3.17% 4/25/46	15,000	14,988
Series 2013-K713 C 3.17% 4/25/46	45,000	44,996
Series 2014-K717 B 3.63% 11/25/47	435,000	444,080
Series 2014-K717 C 3.63% 11/25/47	150,000	152,429
Series 2017-K71 B 3.75% 11/25/50	35,000	36,096
Total Agency Commercial Mortgage-Backed Securities (Cost $1,450,348)		1,446,201
AGENCY MORTGAGE-BACKED SECURITIES–9.46%
Fannie Mae 3.00% 10/1/47	220,609	221,817
Fannie Mae S.F. 20 yr
3.00% 12/1/37	388,927	398,985
3.00% 1/1/38	678,935	695,580
Fannie Mae S.F. 30 yr
3.00% 7/1/47	1,275,583	1,305,178
3.00% 2/1/48	606,680	624,117
3.00% 3/1/48	312,884	319,923
3.00% 11/1/48	98,836	101,162
3.00% 10/1/49	200,040	203,174
3.00% 11/1/49	77,462	78,532
3.50% 2/1/48	966,158	1,014,344
3.50% 6/1/49	705,437	724,731
3.50% 11/1/49	651,312	670,778
3.50% 12/1/49	1,046,374	1,096,281
4.00% 4/1/48	195,168	205,250
4.50% 11/1/39	15,425	16,990
4.50% 6/1/40	18,132	19,665
4.50% 7/1/40	16,978	18,410
4.50% 8/1/41	32,534	36,066

LVIP Delaware Wealth Builder Fund–8

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 5/1/46	79,664	$ 86,437
4.50% 4/1/48	437,209	474,456
4.50% 12/1/48	1,989,834	2,100,861
4.50% 1/1/49	290,751	315,305
4.50% 11/1/49	128,125	135,185
5.00% 7/1/47	353,891	388,953
5.50% 5/1/44	563,660	633,065
6.00% 6/1/41	112,841	129,359
6.00% 7/1/41	202,221	231,837
Freddie Mac S.F. 30 yr
3.00% 8/1/48	149,171	153,092
3.00% 12/1/48	278,190	283,864
3.00% 11/1/49	60,890	61,844
3.00% 12/1/49	25,000	25,403
3.00% 1/1/50	91,000	93,010
3.50% 11/1/48	1,149,937	1,213,238
4.00% 10/1/47	359,072	377,256
4.50% 5/1/40	89,967	98,832
4.50% 7/1/45	122,521	133,107
4.50% 8/1/48	733,033	782,895
5.00% 12/1/44	237,981	262,486
5.50% 9/1/41	89,090	100,071
GNMA II S.F. 30 yr
5.50% 5/20/37	4,556	5,090
6.00% 2/20/39	5,574	6,226
6.00% 10/20/39	22,102	24,945
6.00% 2/20/40	21,873	24,798
6.00% 4/20/46	7,584	8,356
Total Agency Mortgage-Backed Securities (Cost $15,544,360)		15,900,954
CORPORATE BONDS–22.52%
Advertising–0.08%
Lamar Media
5.38% 1/15/24	30,000	30,600
5.75% 2/1/26	105,000	111,290
		141,890
Aerospace & Defense–0.19%
Bombardier 6.00% 10/15/22	80,000	79,976
L3Harris Technologies
2.90% 12/15/29	145,000	147,081
3.85% 6/15/23	45,000	47,370
TransDigm 6.25% 3/15/26	45,000	48,717
		323,144
Apparel–0.06%
Levi Strauss & Co. 5.00% 5/1/25	90,000	92,700
		92,700
Auto Manufacturers–0.40%
Allison Transmission 5.88% 6/1/29	135,000	147,825
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial
4.35% 4/9/25	210,000	$ 224,888
5.25% 3/1/26	265,000	294,080
		666,793
Banks–3.10%
μBank of America
2.46% 10/22/25	40,000	40,230
3.46% 3/15/25	455,000	474,967
6.50% 10/23/24	90,000	102,150
μBranch Banking & Trust 2.64% 9/17/29	522,000	521,450
μCredit Suisse Group
3.87% 1/12/29	475,000	505,563
6.25% 12/29/49	200,000	217,550
μJPMorgan Chase & Co.
4.02% 12/5/24	265,000	282,439
5.00% 12/31/99	230,000	239,200
KeyBank 3.40% 5/20/26	500,000	520,276
Morgan Stanley
•3.12% (LIBOR03M + 1.22%) 5/8/24	100,000	101,785
5.00% 11/24/25	270,000	303,889
5.50% 1/26/20	100,000	100,212
PNC Financial Services Group 2.60% 7/23/26	505,000	511,308
Popular 6.13% 9/14/23	95,000	102,244
μRoyal Bank of Scotland Group 8.63% 12/29/49	200,000	216,260
State Street
3.10% 5/15/23	25,000	25,781
3.30% 12/16/24	480,000	505,899
US Bancorp
3.00% 7/30/29	70,000	72,250
3.10% 4/27/26	65,000	67,599
3.38% 2/5/24	165,000	173,103
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 10/29/49	140,000	122,500
		5,206,655
Beverages–0.34%
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	300,000	319,573
4.15% 1/23/25	145,000	157,751
Cott Holdings 5.50% 4/1/25	90,000	94,050
		571,374
Biotechnology–0.30%
Gilead Sciences 4.15% 3/1/47	460,000	510,863
		510,863
Building Materials–0.20%
Boise Cascade 5.63% 9/1/24	80,000	83,200

LVIP Delaware Wealth Builder Fund–9

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
Builders FirstSource 5.63% 9/1/24	78,000	$ 81,120
Standard Industries 5.00% 2/15/27	160,000	166,800
		331,120
Chemicals–0.77%
Chemours 5.38% 5/15/27	70,000	61,950
Methanex 5.25% 12/15/29	510,000	526,309
Olin
5.00% 2/1/30	85,000	86,275
5.13% 9/15/27	45,000	46,913
RPM International 4.55% 3/1/29	470,000	508,651
Univar Solutions 5.13% 12/1/27	55,000	57,408
		1,287,506
Commercial Services–0.67%
Ashtead Capital 5.25% 8/1/26	200,000	214,000
Avis Budget Car Rental 6.38% 4/1/24	23,000	23,863
Global Payments
2.65% 2/15/25	375,000	376,340
3.20% 8/15/29	140,000	142,785
Prime Security Services Borrower
5.75% 4/15/26	90,000	97,819
9.25% 5/15/23	46,000	48,242
Service Corp International 4.63% 12/15/27	55,000	57,337
United Rentals North America
5.50% 5/15/27	140,000	149,978
5.88% 9/15/26	20,000	21,455
		1,131,819
Computers–0.45%
Apple 2.05% 9/11/26	255,000	252,902
International Business Machines
3.00% 5/15/24	475,000	491,860
3.30% 5/15/26	15,000	15,807
		760,569
Distribution/Wholesale–0.06%
HD Supply 5.38% 10/15/26	55,000	58,300
KAR Auction Services 5.13% 6/1/25	35,000	36,400
		94,700
Diversified Financial Services–1.17%
AerCap Ireland Capital 4.45% 4/3/26	325,000	348,545
Ally Financial 5.75% 11/20/25	200,000	223,750
Avolon Holdings Funding
3.95% 7/1/24	200,000	208,420
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Avolon Holdings Funding (continued)
4.38% 5/1/26	355,000	$ 374,986
μE*TRADE Financial 5.88% 9/15/26	100,000	106,250
International Lease Finance 8.63% 1/15/22	135,000	151,849
Jefferies Group
4.15% 1/23/30	475,000	502,989
6.45% 6/8/27	25,000	29,296
6.50% 1/20/43	15,000	17,834
		1,963,919
Electric–2.40%
AEP Texas 3.45% 1/15/50	20,000	19,949
AES 5.50% 4/15/25	25,000	25,813
Calpine 5.25% 6/1/26	115,000	119,744
μDuke Energy 4.88% 12/31/99	235,000	246,409
Duke Energy Indiana 3.25% 10/1/49	275,000	274,050
Entergy Louisiana 4.95% 1/15/45	20,000	21,436
Entergy Mississippi 2.85% 6/1/28	165,000	168,576
Entergy Texas 3.55% 9/30/49	325,000	330,046
Kansas City Power & Light 3.65% 8/15/25	65,000	69,271
MidAmerican Energy 3.15% 4/15/50	205,000	201,767
National Rural Utilities Cooperative Finance
2.85% 1/27/25	330,000	339,438
μ4.75% 4/30/43	15,000	15,632
μ5.25% 4/20/46	163,000	176,600
NextEra Energy Capital Holdings
2.90% 4/1/22	145,000	147,924
3.15% 4/1/24	200,000	207,248
PacifiCorp 3.50% 6/15/29	280,000	301,836
Southern California Edison
4.00% 4/1/47	85,000	89,213
4.20% 3/1/29	245,000	271,051
4.88% 3/1/49	130,000	153,750
Southwestern Electric Power 4.10% 9/15/28	460,000	502,764
Vistra Energy 8.00% 1/15/25	48,000	50,040
Vistra Operations 5.50% 9/1/26	115,000	121,900
Xcel Energy
2.60% 12/1/29	25,000	24,708
3.50% 12/1/49	160,000	162,112
		4,041,277
Entertainment–0.21%
AMC Entertainment Holdings 6.13% 5/15/27	115,000	104,937

LVIP Delaware Wealth Builder Fund–10

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Entertainment (continued)
Penn National Gaming 5.63% 1/15/27	135,000	$ 142,669
Scientific Games International 8.25% 3/15/26	95,000	104,738
		352,344
Environmental Control–0.11%
Advanced Disposal Services 5.63% 11/15/24	85,000	88,400
Covanta Holding 5.88% 7/1/25	90,000	94,950
		183,350
Food–0.36%
JBS USA Finance
5.75% 6/15/25	70,000	72,450
6.50% 4/15/29	65,000	72,233
Lamb Weston Holdings
4.63% 11/1/24	30,000	31,838
4.88% 11/1/26	60,000	63,600
Pilgrim's Pride
5.75% 3/15/25	115,000	118,867
5.88% 9/30/27	40,000	43,250
Post Holdings
5.00% 8/15/26	75,000	79,219
5.63% 1/15/28	60,000	64,650
5.75% 3/1/27	55,000	58,987
		605,094
Food Service–0.09%
Aramark Services
5.00% 2/1/28	85,000	89,569
5.13% 1/15/24	55,000	56,441
		146,010
Gas–0.03%
AmeriGas Partners 5.88% 8/20/26	50,000	55,125
		55,125
Health Care Products–0.48%
Alcon Finance 3.00% 9/23/29	505,000	513,039
DH Europe Finance II Sarl
2.60% 11/15/29	110,000	109,432
3.25% 11/15/39	90,000	90,470
Hill-Rom Holdings
4.38% 9/15/27	40,000	41,150
5.00% 2/15/25	30,000	31,200
Hologic 4.63% 2/1/28	15,000	15,900
		801,191
Health Care Services–0.55%
Charles River Laboratories International
4.25% 5/1/28	50,000	50,937
5.50% 4/1/26	135,000	145,125
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Encompass Health
5.13% 3/15/23	10,000	$ 10,175
5.75% 11/1/24	81,000	81,911
5.75% 9/15/25	5,000	5,238
HCA
5.38% 2/1/25	60,000	66,350
5.88% 2/15/26	205,000	233,112
New York and Presbyterian Hospital 4.06% 8/1/56	40,000	43,989
Tenet Healthcare
5.13% 5/1/25	65,000	66,950
8.13% 4/1/22	110,000	121,687
Universal Health Services 5.00% 6/1/26	10,000	10,488
WellCare Health Plans 5.38% 8/15/26	90,000	95,850
		931,812
Home Builders–0.09%
Lennar
4.50% 4/30/24	25,000	26,406
4.75% 5/30/25	40,000	43,000
5.88% 11/15/24	25,000	27,813
PulteGroup 5.00% 1/15/27	50,000	54,450
		151,669
Insurance–0.13%
HUB International 7.00% 5/1/26	85,000	89,888
USIS Merger Sub 6.88% 5/1/25	125,000	127,775
		217,663
Internet–0.16%
Netflix 5.88% 11/15/28	120,000	133,027
Zayo Group
5.75% 1/15/27	55,000	55,894
6.38% 5/15/25	85,000	87,620
		276,541
Iron & Steel–0.05%
Steel Dynamics 5.00% 12/15/26	80,000	85,054
		85,054
Leisure Time–0.07%
Royal Caribbean Cruises 3.70% 3/15/28	110,000	113,058
		113,058
Lodging–0.26%
Boyd Gaming 6.38% 4/1/26	155,000	166,770
Hilton Worldwide Finance 4.88% 4/1/27	135,000	143,438

LVIP Delaware Wealth Builder Fund–11

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging (continued)
MGM Resorts International 5.75% 6/15/25	110,000	$ 123,200
		433,408
Machinery Diversified–0.30%
Roper Technologies 2.35% 9/15/24	510,000	512,461
		512,461
Media–2.03%
AMC Networks 4.75% 8/1/25	150,000	150,562
CCO Holdings
5.13% 5/1/23	50,000	51,032
5.13% 5/1/27	65,000	68,575
5.38% 6/1/29	70,000	74,725
5.75% 2/15/26	10,000	10,550
5.88% 5/1/27	85,000	89,887
Charter Communications Operating
4.80% 3/1/50	45,000	47,288
4.91% 7/23/25	150,000	165,114
5.05% 3/30/29	275,000	311,623
Comcast 2.65% 2/1/30	200,000	200,549
CSC Holdings
5.25% 6/1/24	16,000	17,240
6.75% 11/15/21	65,000	69,956
7.75% 7/15/25	200,000	213,242
Discovery Communications 4.13% 5/15/29	420,000	453,337
Gray Television 5.88% 7/15/26	150,000	159,562
Sinclair Television Group 5.13% 2/15/27	55,000	56,513
Sirius XM Radio
5.00% 8/1/27	165,000	174,075
5.38% 7/15/26	80,000	84,975
Time Warner Cable 7.30% 7/1/38	165,000	214,797
Time Warner Entertainment 8.38% 3/15/23	65,000	76,687
UPCB Finance IV 5.38% 1/15/25	200,000	205,600
ViacomCBS 4.38% 3/15/43	490,000	518,205
		3,414,094
Metal Fabricate & Hardware–0.03%
Zekelman Industries 9.88% 6/15/23	48,000	50,460
		50,460
Mining–0.50%
FMG Resources August 2006
4.75% 5/15/22	55,000	56,788
5.13% 5/15/24	45,000	47,813
Freeport-McMoRan
4.55% 11/14/24	50,000	52,854
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Freeport-McMoRan (continued)
5.45% 3/15/43	75,000	$ 77,625
Hudbay Minerals 7.63% 1/15/25	40,000	42,220
Newmont Goldcorp 2.80% 10/1/29	520,000	514,420
Novelis 6.25% 8/15/24	47,000	49,291
		841,011
Miscellaneous Manufacturing–0.04%
Koppers 6.00% 2/15/25	60,000	62,850
		62,850
Office Business Equipment–0.01%
CDW 5.00% 9/1/25	10,000	10,450
		10,450
Oil & Gas–0.95%
Hilcorp Energy I 5.00% 12/1/24	95,000	91,862
Marathon Oil 4.40% 7/15/27	475,000	516,038
Murphy Oil 5.88% 12/1/27	95,000	99,750
Newfield Exploration 5.38% 1/1/26	50,000	54,183
Noble Energy
3.25% 10/15/29	240,000	241,709
3.90% 11/15/24	55,000	58,092
4.20% 10/15/49	35,000	35,072
4.95% 8/15/47	145,000	160,286
5.05% 11/15/44	20,000	22,267
Precision Drilling 7.13% 1/15/26	115,000	109,250
Southwestern Energy 7.75% 10/1/27	130,000	120,406
Transocean 9.00% 7/15/23	80,000	84,500
		1,593,415
Oil & Gas Services–0.01%
Transocean Proteus 6.25% 12/1/24	21,000	21,630
		21,630
Packaging & Containers–0.18%
BWAY Holding 5.50% 4/15/24	155,000	159,665
Crown Americas 4.75% 2/1/26	102,000	107,737
Owens-Brockway Glass Container 5.88% 8/15/23	35,000	37,363
		304,765
Pharmaceuticals–0.81%
AbbVie
2.95% 11/21/26	120,000	121,795
4.05% 11/21/39	85,000	89,829
Bausch Health 5.50% 11/1/25	135,000	141,075

LVIP Delaware Wealth Builder Fund–12

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb 2.90% 7/26/24	485,000	$ 500,387
CVS Health 4.30% 3/25/28	465,000	507,424
		1,360,510
Pipelines–1.08%
Cheniere Corpus Christi Holdings 5.13% 6/30/27	95,000	104,992
Cheniere Energy Partners 5.25% 10/1/25	60,000	62,525
Crestwood Midstream Partners 6.25% 4/1/23	90,000	91,800
Energy Transfer Operating
5.25% 4/15/29	265,000	297,397
6.25% 4/15/49	165,000	198,577
Genesis Energy 6.75% 8/1/22	55,000	55,550
MPLX
4.00% 3/15/28	85,000	87,930
4.13% 3/1/27	105,000	110,178
5.50% 2/15/49	150,000	169,926
NuStar Logistics 5.63% 4/28/27	70,000	71,925
Sabine Pass Liquefaction
5.63% 3/1/25	155,000	174,421
5.75% 5/15/24	300,000	334,452
Targa Resources Partners
5.13% 2/1/25	25,000	25,937
5.38% 2/1/27	30,000	31,125
		1,816,735
Real Estate Investment Trusts–0.67%
Crown Castle International 5.25% 1/15/23	465,000	504,907
CubeSmart 3.00% 2/15/30	55,000	54,302
ESH Hospitality 5.25% 5/1/25	165,000	170,569
Iron Mountain US Holdings 5.38% 6/1/26	125,000	130,625
MGM Growth Properties Operating Partnership LP 5.75% 2/1/27	110,000	122,925
SBA Communications 4.88% 9/1/24	140,000	145,250
		1,128,578
Retail–0.50%
KFC Holding
5.00% 6/1/24	18,000	18,653
5.25% 6/1/26	93,000	98,115
Lowe's
4.05% 5/3/47	20,000	21,539
4.55% 4/5/49	420,000	494,299
Murphy Oil USA
4.75% 9/15/29	30,000	31,682
5.63% 5/1/27	135,000	144,787
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Yum! Brands 4.75% 1/15/30	35,000	$ 36,662
		845,737
Semiconductors–0.54%
Intel
2.45% 11/15/29	100,000	99,572
3.25% 11/15/49	80,000	80,364
NXP
4.13% 6/1/21	200,000	205,012
4.30% 6/18/29	35,000	37,797
4.88% 3/1/24	250,000	272,457
Sensata Technologies UK Financing 6.25% 2/15/26	200,000	215,500
		910,702
Software–0.29%
CDK Global
5.00% 10/15/24	85,000	92,013
5.88% 6/15/26	104,000	111,101
Infor US 6.50% 5/15/22	70,000	71,050
SS&C Technologies 5.50% 9/30/27	195,000	208,162
		482,326
Telecommunications–1.26%
Altice France 7.38% 5/1/26	200,000	214,728
AT&T
4.35% 3/1/29	290,000	322,200
4.50% 3/9/48	30,000	33,099
CommScope Technologies 5.00% 3/15/27	85,000	79,900
Level 3 Financing 3.88% 11/15/29	106,000	106,795
Sprint
7.13% 6/15/24	100,000	107,875
7.88% 9/15/23	79,000	87,163
T-Mobile USA
=0.01% 1/15/26	30,000	0
6.50% 1/15/26	63,000	67,549
Verizon Communications
4.50% 8/10/33	350,000	408,397
4.52% 9/15/48	95,000	113,627
Vodafone Group
4.25% 9/17/50	300,000	312,120
4.88% 6/19/49	230,000	265,901
		2,119,354
Transportation–0.34%
FedEx 4.05% 2/15/48	520,000	500,882
XPO Logistics 6.13% 9/1/23	65,000	67,100
		567,982

LVIP Delaware Wealth Builder Fund–13

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Trucking & Leasing–0.20%
μAerCap Global Aviation Trust 6.50% 6/15/45	200,000	$ 220,500
DAE Funding 5.75% 11/15/23	115,000	120,606
		341,106
Total Corporate Bonds (Cost $36,792,665)		37,860,814
MUNICIPAL BONDS–4.51%
Berks County Industrial Development Authority (Tower Health Obligated Group) 5.00% 11/1/50	250,000	283,703
Buckeye Ohio Tobacco Settlement Financing Authority Series A-2 5.88% 6/1/47	500,000	502,315
California Municipal Finance Authority (LINX APM Project) Senior A 5.00% 12/31/47 (AMT)	100,000	116,149
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	25,000	40,101
Central Plains Energy Project Series A 5.00% 9/1/42	250,000	341,422
Chicago Illinios Illinios Series A 6.00% 1/1/38	500,000	600,210
Chicago O'Hare International Airport Series A 5.00% 1/1/48 (AMT)	250,000	295,300
Cuyahoga County Ohio Hospital Revenue (MetroHealth System) 5.50% 2/15/57	500,000	581,870
Golden State Tobacco Securitization Series A-1 A1 5.00% 6/1/34	100,000	118,053
Los Angeles Department of Water & Power Power System Revenue (POWER SYSTEM REV BONDS-SER A) Series A A 5.00% 7/1/49	500,000	616,165
Lower Alabama Gas District Series A 5.00% 9/1/46	500,000	690,235
New Jersey Economic Development Authority (PREREFUNDED-SCH FACS CONSTRUCT) 5.00% 6/15/40	40,000	46,567
New Jersey Economic Development Authority (UNREFUNDED-SCH FACS CONSTRUCTI) 5.00% 6/15/40	160,000	175,434
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
New Jersey Turnpike Authority Series B 5.00% 1/1/40	250,000	$ 302,497
New York Liberty Development 5.25% 10/1/35	500,000	680,660
Salt Verde Financial 5.00% 12/1/37	500,000	667,925
San Diego County Regional Airport Authority Series A 5.00% 7/1/47	375,000	453,420
South Carolina Public Service Authority Series D 4.77% 12/1/45	10,000	11,818
State of Illinois 5.00% 12/1/34	525,000	598,715
Tarrant County Cultural Education Facilities Finance (Buckner Senior Living - Ventana Project) Series 2017 A 6.75% 11/15/47	400,000	462,932
Total Municipal Bonds (Cost $6,790,459)		7,585,491
NON-AGENCY ASSET-BACKED SECURITIES–1.86%
American Express Credit Account Master Trust Series 2018-6 A 3.06% 2/15/24	415,000	422,454
•AMMC CLO
Series 2017-21A A 3.15% (LIBOR03M + 1.25%) 11/2/30	100,000	99,951
Series 2018-22A A 2.97% (LIBOR03M + 1.03%) 4/25/31	100,000	99,077
•Apex Credit CLO Series 2018-1A A2 2.97% (LIBOR03M + 1.03%) 4/25/31	100,000	96,963
•Cedar Funding VIII CLO Series 2017-8A A1 3.25% (LIBOR03M + 1.25%) 10/17/30	250,000	249,877
•CFIP CLO Series 2017-1A A 3.22% (LIBOR03M + 1.22%) 1/18/30	250,000	249,788
•Chase Issuance Trust
Series 2016-A3 A3 2.29% (LIBOR01M + 0.55%) 6/15/23	100,000	100,619
Series 2017-A2 A 2.14% (LIBOR01M + 0.40%) 3/15/24	115,000	115,301
CNH Equipment Trust Series 2017-A A3 2.07% 5/16/22	76,901	76,915
•ECP CLO Series 2015-7A A1R 3.11% (LIBOR03M + 1.14%) 4/22/30	250,000	247,538

LVIP Delaware Wealth Builder Fund–14

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
HOA Funding Series 2014-1A A2 4.85% 8/20/44	44,750	$ 44,758
•Mercedes-Benz Master Owner Trust Series 2018-BA A 2.08% (LIBOR01M + 0.34%) 5/15/23	100,000	100,124
•Navistar Financial Dealer Note Master Owner Trust II Series 2018-1 A 2.42% (LIBOR01M + 0.63%) 9/25/23	20,000	20,035
•OCP CLO Series 2017-13A A1A 3.26% (LIBOR03M + 1.26%) 7/15/30	250,000	249,876
•Penarth Master Issuer Series 2018-2A A1 2.19% (LIBOR01M + 0.45%) 9/18/22	150,000	150,053
Tesla Auto Lease Trust Series 2019-A A2 2.13% 4/20/22	300,000	299,886
•Towd Point Mortgage Trust Series 2015-5 A1B 2.75% 5/25/55	29,258	29,234
Toyota Auto Receivables Owner Trust Series 2018-D A2 2.98% 8/15/21	103,928	104,330
•Venture XXVIII CLO Series 2017-28A A2 3.08% (LIBOR03M + 1.11%) 7/20/30	250,000	248,608
Verizon Owner Trust
Series 2017-1A A 2.06% 9/20/21	23,642	23,643
•Series 2019-B A1B 2.21% (LIBOR01M + 0.45%) 12/20/23	100,000	100,268
Total Non-Agency Asset-Backed Securities (Cost $3,134,961)		3,129,298
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.44%
Chesapeake Funding 3.79% 5/15/52	255,000	271,370
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	7,640	7,689
•Flagstar Mortgage Trust Series 2018-5 A7 4.00% 9/25/48	137,831	141,427
JP Morgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	13,493	14,499
•Series 2007-A1 7A4 4.46% 7/25/35	5,116	4,663
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JPMorgan Mortgage Trust
Series 2014-2 B2 3.41% 6/25/29	81,072	$ 81,637
Series 2018-4 A15 3.50% 10/25/48	35,464	36,010
Series 2018-6 1A4 3.50% 12/25/48	13,320	13,390
•Sequoia Mortgage Trust
Series 2014-2 A4 3.50% 7/25/44	20,659	20,968
Series 2015-1 B2 3.88% 1/25/45	13,174	13,465
Series 2017-4 A1 3.50% 7/25/47	68,030	69,132
Series 2018-5 A4 3.50% 5/25/48	64,909	65,677
Total Non-Agency Collateralized Mortgage Obligations (Cost $722,544)		739,927
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.66%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	70,000	73,761
•Series 2017-BNK5 B 3.90% 6/15/60	50,000	52,224
Series 2019-BN20 A3 3.01% 9/15/61	395,000	406,967
BENCHMARK Mortgage Trust
Series 2018-B3 A5 4.03% 4/10/51	40,000	44,073
•Series 2019-B10 B 4.18% 3/15/62	225,000	241,844
Series 2019-B9 A5 4.02% 3/15/52	45,000	49,782
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	60,000	62,642
Series 2019-CD8 A4 2.91% 8/15/57	400,000	407,313
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	95,000	102,098
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	45,000	47,429
Series 2016-P3 A4 3.33% 4/15/49	145,000	151,981
Series 2019-C7 A4 3.10% 12/15/72	500,000	516,031
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	40,000	40,694

LVIP Delaware Wealth Builder Fund–15

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2014-CR19 A5 3.80% 8/10/47	30,000	$ 31,792
Series 2014-CR20 AM 3.94% 11/10/47	85,000	89,195
Series 2015-3BP A 3.18% 2/10/35	100,000	103,235
Series 2015-CR23 A4 3.50% 5/10/48	35,000	36,836
♦Commercial Mortgage Pass Through Certificates Series 2016-CR28 A4 3.76% 2/10/49	50,000	50,169
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	75,000	78,252
Series 2016-C3 A5 2.89% 8/10/49	45,000	45,958
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.70% 11/10/46	100,000	102,367
GRACE Mortgage Trust Series 2014-GRCE A 3.37% 6/10/28	200,000	202,125
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	30,000	32,011
Series 2017-GS5 A4 3.67% 3/10/50	65,000	69,545
Series 2019-GC39 A4 3.57% 5/10/52	20,000	21,439
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	200,000	213,903
Series 2015-C33 A4 3.77% 12/15/48	220,000	235,191
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	75,000	77,688
Series 2017-C7 A5 3.41% 10/15/50	195,000	205,768
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	35,000	35,599
Series 2015-JP1 A5 3.91% 1/15/49	30,000	32,301
Series 2016-JP2 AS 3.06% 8/15/49	60,000	60,577
Series 2016-WIKI A 2.80% 10/5/31	20,000	20,126
Series 2016-WIKI B 3.20% 10/5/31	35,000	35,271
Series 2019-OSB A 3.40% 6/5/39	100,000	104,514
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.45% 9/15/39	16,612	8,845
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	40,000	$ 42,141
Series 2015-C26 A5 3.53% 10/15/48	35,000	36,864
Series 2016-C29 A4 3.33% 5/15/49	35,000	36,561
•Morgan Stanley Capital I Trust Series 2006-HQ10 B 5.45% 11/12/41	69,463	63,253
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.62% 9/15/57	65,000	68,987
Series 2016-BNK1 A3 2.65% 8/15/49	60,000	60,479
Series 2017-C38 A5 3.45% 7/15/50	70,000	74,229
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $4,430,756)		4,472,060
U.S. TREASURY OBLIGATIONS–8.51%
U.S. Treasury Bonds
2.38% 11/15/49	340,000	338,472
4.50% 2/15/36	2,435,000	3,225,396
U.S. Treasury Notes
1.50% 9/30/24	7,480,000	7,410,612
1.50% 11/30/24	1,195,000	1,184,165
1.63% 8/15/29	1,105,000	1,075,631
1.75% 7/31/21	305,000	305,677
United States Treasury Principal Strip 2.99% 5/15/44	1,405,000	775,841
Total U.S. Treasury Obligations (Cost $14,452,256)		14,315,794

	Number of Shares
EXCHANGE-TRADED FUNDS–0.11%
iShares U.S. Real Estate ETF	1,311	122,028
Vanguard FTSE Developed Markets ETF	1,490	65,649
Total Exchange-Traded Funds (Cost $178,706)		187,677
MONEY MARKET FUND–1.46%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	2,454,017	2,454,017
Total Money Market Fund (Cost $2,454,017)		2,454,017

LVIP Delaware Wealth Builder Fund–16

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.40% (Cost $152,735,139)	$167,152,049
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.60%	1,004,040
NET ASSETS APPLICABLE TO 14,241,538 SHARES OUTSTANDING–100.00%	$168,156,089
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND STANDARD CLASS ($138,568,144 / 11,731,584 Shares)	$11.812
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND SERVICE CLASS ($29,587,945 / 2,509,954 Shares)	$11.788
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$152,756,167
Distributable earnings/(accumulated loss)	15,399,922
TOTAL NET ASSETS	$168,156,089

† Non-income producing.
§ Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
★ Includes $74,073 cash collateral held at broker for futures contracts, $17,326 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $43,488 payable for securities purchased, $345,421 payable for fund shares redeemed, $108,344 other accrued expenses payable, $103,562 due to manager and affiliates and $1,917 variation margin due to broker on futures contracts as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
17	U.S. Treasury 10 yr Notes	$2,183,172	$2,191,094	3/20/20	$—	$(7,922)

[1]	See Note 7 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP Delaware Wealth Builder Fund–17

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
BB–Barclays Bank
CLO–Collateralized Loan Obligation
DB–Deutsche Bank
ETF–Exchange-Traded Fund
FREMF–Freddie Mac Multifamily
FTSE–Financial Times Stock Exchange
GNMA–Government National Mortgage Association
GS–Goldman Sachs
IT–Information Technology
JPM–JPMorgan
JPM-BB–JPMorgan
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–18

LVIP Delaware Wealth Builder Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$ 3,164,442
Dividends	2,545,674
Foreign taxes withheld	(27,869)
5,682,247
EXPENSES:
Management fees	1,128,758
Accounting and administration expenses	88,478
Distribution fees-Service Class	69,879
Professional fees	55,396
Shareholder servicing fees	48,912
Custodian fees	43,615
Pricing fees	39,306
Reports and statements to shareholders	32,507
Trustees’ fees and expenses	5,017
Consulting fees	1,845
Other	9,051
1,522,764
Less:
Management fees waived	(66,180)
Expenses reimbursed	(189,196)
Total operating expenses	1,267,388
NET INVESTMENT INCOME	4,414,859
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	5,597,025
Foreign currencies	(104,973)
Foreign currency exchange contracts	489
Futures contracts	(50,284)
Options written	(8,062)
Net realized gain	5,434,195
Net change in unrealized appreciation (depreciation) of:
Investments	14,851,073
Foreign currencies	92,240
Foreign currency exchange contracts	64
Futures contracts	(119,103)
Net change in unrealized appreciation (depreciation)	14,824,274
NET REALIZED AND UNREALIZED GAIN	20,258,469
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,673,328
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,414,859	$ 4,940,235
Net realized gain	5,434,195	4,932,396
Net change in unrealized appreciation (depreciation)	14,824,274	(19,112,450)
Net increase (decrease) in net assets resulting from operations	24,673,328	(9,239,819)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(10,690,189)	(31,925,708)
Service Class	(2,169,939)	(5,721,190)
	(12,860,128)	(37,646,898)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,430,433	5,404,671
Service Class	7,596,850	7,370,516
Reinvestment of dividends and distributions:
Standard Class	10,690,189	31,925,708
Service Class	2,169,939	5,721,190
	24,887,411	50,422,085
Cost of shares redeemed:
Standard Class	(23,728,285)	(25,529,171)
Service Class	(7,266,811)	(7,829,744)
	(30,995,096)	(33,358,915)
Increase (decrease) in net assets derived from capital share transactions	(6,107,685)	17,063,170
NET INCREASE (DECREASE) IN NET ASSETS	5,705,515	(29,823,547)
NET ASSETS:
Beginning of year	162,450,574	192,274,121
End of year	$168,156,089	$162,450,574
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–19

LVIP Delaware Wealth Builder Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17 [1]	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.016	$ 14.723	$ 14.117	$ 14.874	$ 15.931
Income (loss) from investment operations:
Net investment income[2]	0.317	0.383	0.315	0.229	0.261
Net realized and unrealized gain (loss)	1.423	(1.004)	1.406	0.595	(0.487)
Total from investment operations	1.740	(0.621)	1.721	0.824	(0.226)
Less dividends and distributions from:
Net investment income	(0.345)	(0.366)	(0.340)	(0.246)	(0.273)
Net realized gain	(0.599)	(2.720)	(0.775)	(1.335)	(0.558)
Total dividends and distributions	(0.944)	(3.086)	(1.115)	(1.581)	(0.831)
Net asset value, end of period	$ 11.812	$ 11.016	$ 14.723	$ 14.117	$ 14.874
Total return[3]	15.91%	(5.22%)	12.29%	5.62%	(1.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$138,568	$137,182	$165,071	$169,567	$181,811
Ratio of expenses to average net assets	0.71%	0.71%	0.76%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.86%	0.92%	0.91%	0.91%	0.90%
Ratio of net investment income to average net assets	2.66%	2.80%	2.11%	1.56%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.51%	2.58%	1.96%	1.38%	1.46%
Portfolio turnover	126%	112%	148%	86%	69%

[1]	Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–20

LVIP Delaware Wealth Builder Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17 [1]	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.998	$ 14.708	$ 14.105	$ 14.864	$ 15.920
Income (loss) from investment operations:
Net investment income[2]	0.287	0.346	0.277	0.192	0.220
Net realized and unrealized gain (loss)	1.418	(0.999)	1.403	0.593	(0.485)
Total from investment operations	1.705	(0.653)	1.680	0.785	(0.265)
Less dividends and distributions from:
Net investment income	(0.316)	(0.337)	(0.302)	(0.209)	(0.233)
Net realized gain	(0.599)	(2.720)	(0.775)	(1.335)	(0.558)
Total dividends and distributions	(0.915)	(3.057)	(1.077)	(1.544)	(0.791)
Net asset value, end of period	$ 11.788	$ 10.998	$ 14.708	$ 14.105	$ 14.864
Total return[3]	15.61%	(5.46%)	12.01%	5.36%	(1.58%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 29,588	$ 25,269	$ 27,203	$26,492	$ 26,357
Ratio of expenses to average net assets	0.96%	0.96%	1.01%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.11%	1.17%	1.16%	1.16%	1.15%
Ratio of net investment income to average net assets	2.41%	2.55%	1.86%	1.31%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.26%	2.33%	1.71%	1.13%	1.21%
Portfolio turnover	126%	112%	148%	86%	69%

[1]	Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–21

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Wealth Builder Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital growth.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP Delaware Wealth Builder Fund–22

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2019, LIAC receives a management fee at an annual rate of 0.63% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   Prior to May 1, 2019, the management fee and waiver amounts were 0.75% and 0.12%, respectively, of the Fund’s average daily net assets.
LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.71% of the Fund’s average daily net assets for the Standard Class and 0.96% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LVIP Delaware Wealth Builder Fund–23

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 139,418	$ 139,418
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$9,651
Legal	1,912
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $28,090 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$17,326
Management fees payable to LIAC	89,627
Distribution fees payable to LFD	6,210
Printing and mailing fees payable to Lincoln Life	3,599
Shareholder servicing fees payable to Lincoln Life	4,126
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$116,421,289
Purchases of U.S. government securities	89,679,037
Sales other than U.S. government securities	131,210,344
Sales of U.S. government securities	87,014,237
LVIP Delaware Wealth Builder Fund–24

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$153,532,961
Aggregate unrealized appreciation of investments and derivatives	$ 15,449,274
Aggregate unrealized depreciation of investments and derivatives	(1,830,232)
Net unrealized appreciation of investments and derivatives	$ 13,619,042
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$ 3,712,805	$ —	$—	$ 3,712,805
Banks	3,979,019	—	—	3,979,019
Capital Markets	2,425,644	—	—	2,425,644
Chemicals	1,714,140	—	—	1,714,140
Commercial Services & Supplies	1,766,380	—	—	1,766,380
Communications Equipment	1,812,888	—	—	1,812,888
Diversified Telecommunication Services	3,846,410	—	—	3,846,410
Electric Utilities	1,892,791	—	—	1,892,791
Energy Equipment & Services	1,886,637	—	—	1,886,637
Equity Real Estate Investment Trusts	6,469,732	—	—	6,469,732
Food Products	6,085,599	—	—	6,085,599
Health Care Equipment & Supplies	1,850,118	—	—	1,850,118
Health Care Providers & Services	7,719,439	—	—	7,719,439
Independent Power and Renewable Electricity Producers	278,020	—	—	278,020
Industrial Conglomerates	687,999	—	—	687,999
Insurance	5,736,499	—	—	5,736,499
Mortgage Real Estate Investment Trusts (REITs)	111,325	—	—	111,325
Multiline Retail	1,514,205	—	—	1,514,205
Oil, Gas & Consumable Fuels	5,761,441	—	—	5,761,441
Pharmaceuticals	6,060,007	—	—	6,060,007
Semiconductors & Semiconductor Equipment	4,864,983	—	—	4,864,983
LVIP Delaware Wealth Builder Fund–25

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
U.S. Markets (continued)
Software	$ 2,758,938	$ —	$—	$ 2,758,938
Specialty Retail	1,988,016	—	—	1,988,016
Developed Markets
Banks	40,119	—	—	40,119
Beverages	171,695	159,690	—	331,385
Chemicals	222,247	—	—	222,247
Commercial Services & Supplies	161,303	209,556	—	370,859
Diversified Telecommunication Services	150,552	—	—	150,552
Equity Real Estate Investment Trusts	41,857	—	—	41,857
Food & Staples Retailing	281,843	285,094	—	566,937
Food Products	316,991	225,192	—	542,183
Health Care Providers & Services	—	198,427	—	198,427
Hotels, Restaurants & Leisure	176,576	—	—	176,576
IT Services	59,337	—	—	59,337
Machinery	—	103,605	—	103,605
Media	192,632	—	—	192,632
Multiline Retail	65,537	—	—	65,537
Personal Products	—	74,228	—	74,228
Pharmaceuticals	—	531,266	—	531,266
Real Estate Management & Development	—	65,612	—	65,612
Textiles, Apparel & Luxury Goods	66,639	117,266	—	183,905
Wireless Telecommunication Services	—	179,018	—	179,018
Agency Collateralized Mortgage Obligations	—	40,499	—	40,499
Agency Commercial Mortgage-Backed Securities	—	1,446,201	—	1,446,201
Agency Mortgage-Backed Securities	—	15,900,954	—	15,900,954
Corporate Bonds	—	37,860,814	—	37,860,814
Municipal Bonds	—	7,585,491	—	7,585,491
Non-Agency Asset-Backed Securities	—	3,129,298	—	3,129,298
Non-Agency Collateralized Mortgage Obligations	—	739,927	—	739,927
Non-Agency Commercial Mortgage-Backed Securities	—	4,472,060	—	4,472,060
U.S. Treasury Obligations	—	14,315,794	—	14,315,794
Exchange-Traded Funds	187,677	—	—	187,677
Money Market Fund	2,454,017	—	—	2,454,017
Total Investments	$79,512,057	$87,639,992	$—	$167,152,049
Derivatives:

Liabilities:
Futures Contract	$(7,922)	$—	$—	$(7,922)
As a result of utilizing International fair value pricing at December 31, 2019, the majority of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, mark-to-market on forward contracts, tax treatment of passive foreign investment companies (“PFIC”), partnership basis adjustment and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
LVIP Delaware Wealth Builder Fund–26

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/19	12/31/18
Ordinary income	$7,674,218	$5,104,412
Long-term capital gains	5,185,910	32,542,486
Total	$12,860,128	$37,646,898
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 1,782,686
Other temporary differences	(2,043)
Net unrealized appreciation	13,619,279
Distributable earnings/(accumulated loss)	$15,399,922
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	370,182	396,853
Service Class	639,334	543,423
Shares reinvested:
Standard Class	898,493	2,688,486
Service Class	182,848	482,977
	2,090,857	4,111,739
Shares redeemed:
Standard Class	(1,990,407)	(1,843,848)
Service Class	(609,895)	(578,331)
	(2,600,302)	(2,422,179)
Net increase (decrease)	(509,445)	1,689,560
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2019.
During the year ended December 31, 2019, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
LVIP Delaware Wealth Builder Fund–27

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts–During the year ended December 31, 2019, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2019, the Fund used options contracts, including swaptions, to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions.
No options contracts were outstanding at December 31, 2019.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(7,922)
LVIP Delaware Wealth Builder Fund–28

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 489	$ 64
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(50,284)	(119,103)
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(8,062)	—
Total		$(57,857)	$(119,039)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$6,064
Futures contracts (average notional value)	4,831,471	5,082,577
Options contracts (average value)	1,701	—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had no assets and liabilities subject to offsetting provisions.
8.  Credit and Market Risk
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP Delaware Wealth Builder Fund–29

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Delaware Wealth Builder Fund–30

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Wealth Builder Fund–31

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Wealth Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Wealth Builder Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Delaware Wealth Builder Fund–32

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019 for the Fund and reduced the Fund’s investment management fee by
LVIP Delaware Wealth Builder Fund–33

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
the amount of the advisory fee waiver effective May 1, 2019. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced the Fund’s investment management fee effective May 1, 2019 and had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Wealth Builder Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Wealth Builder Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (LVIP Delaware Wealth Builder Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for one-, three- and five-year periods. The Board considered that the Fund’s investment strategy and benchmark changed effective May 2017. The Board noted LIAC’s statement that the Fund’s underperformance was largely attributable to the Fund’s domestic equity allocation, which has a value bias and overweight to non-U.S. equities. The Board also noted LIAC’s view that it remains comfortable with the Fund and that the performance patterns are in line with expectations given the sub-adviser’s investment process. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fee of a fund with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LIAC and DIFA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Wealth Builder Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Delaware Wealth Builder Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Delaware Wealth Builder Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Wealth Builder Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Wealth Builder Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Wealth Builder Fund–39

LVIP Dimensional International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional International Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 16.81% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI ACWI ex USA Index (net dividends)1, returned 21.51%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500® Index2 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP Dimensional International Equity Managed Volatility Fund predominately invests in non-US developed market equities, with a bias towards smaller size and value-oriented stocks relative to its market cap weighted benchmark. During the calendar year 2019, the Fund’s value and smaller size bias detracted from relative performance. Value continued to underperform growth in 2019, which contributed to the Fund’s underperformance. In addition, smaller cap stocks were not able to keep pace with their larger counterparts during the year, which also served as a detractor from the Fund’s performance versus its benchmark.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/11 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,212 for the Standard Class shares and to $11,952 for the Service Class shares. For comparison, look at how the MSCI ACWI ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $13,467. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been

LVIP Dimensional International Equity Managed Volatility Fund–1

LVIP Dimensional International Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 16.81%
Five Years	+ 3.90%
Inception (5/2/11)	+ 2.33%
Service Class Shares
One Year	+ 16.52%
Five Years	+ 3.65%
Inception (5/2/11)	+ 2.08%
1. The MSCI All Country World ex USA® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Dimensional International Equity Managed Volatility Fund–2

LVIP Dimensional International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,063.20	0.28%	$1.46
Service Class Shares	1,000.00	1,062.00	0.53%	2.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.28%	$1.43
Service Class Shares	1,000.00	1,022.50	0.53%	2.70

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund–3

LVIP Dimensional International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	47.53%
Investment Company	47.53%
International Equity Fund	47.53%
Unaffiliated Investments	52.16%
Investment Companies	52.16%
International Equity Fund	47.51%
Money Market Fund	4.65%
Total Investments	99.69%
Receivables and Other Assets Net of Liabilities	0.31%
Total Net Assets	100.00%
LVIP Dimensional International Equity Managed Volatility Fund–4

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–47.53%
INVESTMENT COMPANY–47.53%
International Equity Fund–47.53%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional International Core Equity Fund	25,645,020	$ 281,454,090
Total Affiliated Investment (Cost $256,597,770)		281,454,090
UNAFFILIATED INVESTMENTS–52.16%
INVESTMENT COMPANIES–52.16%
International Equity Fund–47.51%
*Dimensional Investment Group–– DFA International Value Portfolio	15,865,263	281,291,121
		281,291,121
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.65%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	27,544,588	$ 27,544,588
		27,544,588
Total Unaffiliated Investments (Cost $283,128,526)		308,835,709

TOTAL INVESTMENTS–99.69% (Cost $539,726,296)	590,289,799
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.31%	1,834,008
NET ASSETS APPLICABLE TO 58,539,818 SHARES OUTSTANDING–100.00%	$592,123,807

✧✧ Standard Class shares.
* Class I shares.

The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
85	British Pound	$ 7,061,375	$ 7,038,522	3/16/20	$ 22,853	$ —
78	Euro	10,999,950	10,931,837	3/16/20	68,113	—
66	Japanese Yen	7,627,537	7,650,341	3/16/20	—	(22,804)
					90,966	(22,804)
Equity Contracts:
290	Euro STOXX 50 Index	12,130,176	12,155,907	3/20/20	—	(25,731)
75	FTSE 100 Index	7,449,880	7,435,730	3/20/20	14,150	—
38	Nikkei 225 Index (OSE)	8,267,636	8,174,305	3/12/20	93,331	—
					107,481	(25,731)
Total Futures Contracts					$198,447	$(48,535)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.

LVIP Dimensional International Equity Managed Volatility Fund–5

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments (continued)
Summary of Abbreviations:
DFA–Dimensional Fund Advisors
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–6

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Unaffiliated investments, at value	$308,835,709
Affiliated investment, at value	281,454,090
Cash collateral held at broker for futures contracts	1,921,110
Receivable for fund shares sold	275,410
Variation margin due from broker on futures contracts	95,111
Dividends and interest receivable	35,104
Receivable for securities sold	33,260
Prepaid expenses	1,797
TOTAL ASSETS	592,651,591
LIABILITIES:
Due to manager and affiliates	238,104
Payable for fund shares redeemed	208,854
Other accrued expenses payable	44,764
Due to custodian	33,260
Foreign currencies due to custodian	2,802
TOTAL LIABILITIES	527,784
TOTAL NET ASSETS	$592,123,807
Unaffiliated investments, at cost	$283,128,526
Affiliated investment, at cost	256,597,770
Standard Class:
Net Assets	$ 20,046,751
Shares Outstanding	1,980,864
Net Asset Value Per Share	$ 10.120
Service Class:
Net Assets	$572,077,056
Shares Outstanding	56,558,954
Net Asset Value Per Share	$ 10.115
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$573,539,794
Distributable earnings/(accumulated loss)	18,584,013
TOTAL NET ASSETS	$592,123,807
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–7

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from unaffiliated investments	$10,361,351
Dividends from affiliated investment	6,212,654
16,574,005
EXPENSES:
Management fees	1,339,376
Distribution fees-Service Class	1,290,968
Shareholder servicing fees	155,368
Accounting and administration expenses	97,486
Reports and statements to shareholders	43,156
Professional fees	32,281
Trustees’ fees and expenses	15,500
Custodian fees	7,200
Consulting fees	4,149
Pricing fees	756
Other	4,715
2,990,955
Less:
Management fees waived	(214,300)
Total operating expenses	2,776,655
NET INVESTMENT INCOME	13,797,350
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(2,039,509)
Sale of unaffiliated investments	(2,226,493)
Futures contracts	636,341
Net realized loss	(3,629,661)
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	43,686,139
Unaffiliated investments	29,573,288
Foreign currencies	20,375
Futures contracts	(1,255,972)
Net change in unrealized appreciation (depreciation)	72,023,830
NET REALIZED AND UNREALIZED GAIN	68,394,169
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,191,519
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 13,797,350	$ 8,705,367
Net realized gain (loss)	(3,629,661)	9,362,058
Net change in unrealized appreciation (depreciation)	72,023,830	(103,713,928)
Net increase (decrease) in net assets resulting from operations	82,191,519	(85,646,503)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(509,012)	(375,601)
Service Class	(13,229,965)	(8,452,615)
	(13,738,977)	(8,828,216)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,909,175	2,837,284
Service Class	87,031,485	189,753,618
Reinvestment of dividends and distributions:
Standard Class	509,012	375,601
Service Class	13,229,965	8,452,615
	102,679,637	201,419,118
Cost of shares redeemed:
Standard Class	(2,716,014)	(1,590,600)
Service Class	(48,920,305)	(34,376,072)
	(51,636,319)	(35,966,672)
Increase in net assets derived from capital share transactions	51,043,318	165,452,446
NET INCREASE IN NET ASSETS	119,495,860	70,977,727
NET ASSETS:
Beginning of year	472,627,947	401,650,220
End of year	$592,123,807	$ 472,627,947
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–8

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 8.888	$ 10.820	$ 8.760	$ 8.941	$ 9.403
Income (loss) from investment operations:
Net investment income[2]	0.271	0.222	0.220	0.215	0.089
Net realized and unrealized gain (loss)	1.224	(1.962)	2.070	(0.047)	(0.461)
Total from investment operations	1.495	(1.740)	2.290	0.168	(0.372)
Less dividends and distributions from:
Net investment income	(0.263)	(0.192)	(0.230)	(0.206)	(0.090)
Net realized gain	—	—	—	(0.143)	—
Total dividends and distributions	(0.263)	(0.192)	(0.230)	(0.349)	(0.090)
Net asset value, end of period	$ 10.120	$ 8.888	$ 10.820	$ 8.760	$ 8.941
Total return[3]	16.81%	(16.08%)	26.16%	1.97%	(3.97%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20,047	$ 17,850	$ 19,908	$16,599	$ 16,022
Ratio of expenses to average net assets[4]	0.28%	0.27%	0.27%	0.22%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.31%	0.31%	0.31%	0.33%
Ratio of net investment income to average net assets	2.81%	2.13%	2.23%	2.48%	0.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.77%	2.09%	2.19%	2.39%	0.78%
Portfolio turnover	5%	2%	7%	61%	119% [5]

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–9

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 8.886	$ 10.817	$ 8.760	$ 8.942	$ 9.403
Income (loss) from investment operations:
Net investment income[2]	0.247	0.195	0.196	0.193	0.064
Net realized and unrealized gain (loss)	1.221	(1.956)	2.066	(0.048)	(0.458)
Total from investment operations	1.468	(1.761)	2.262	0.145	(0.394)
Less dividends and distributions from:
Net investment income	(0.239)	(0.170)	(0.205)	(0.184)	(0.067)
Net realized gain	—	—	—	(0.143)	—
Total dividends and distributions	(0.239)	(0.170)	(0.205)	(0.327)	(0.067)
Net asset value, end of period	$ 10.115	$ 8.886	$ 10.817	$ 8.760	$ 8.942
Total return[3]	16.52%	(16.28%)	25.84%	1.72%	(4.21%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$572,077	$ 454,778	$381,742	$269,578	$246,353
Ratio of expenses to average net assets[4]	0.53%	0.52%	0.52%	0.47%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.56%	0.56%	0.56%	0.58%
Ratio of net investment income to average net assets	2.56%	1.88%	1.98%	2.23%	0.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.52%	1.84%	1.94%	2.14%	0.53%
Portfolio turnover	5%	2%	7%	61%	119% [5]

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–10

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP Dimensional International Equity Managed Volatility Fund–11

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.04% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$30,162
Legal	5,965
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31,989 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$104,059
Distribution fees payable to LFD	119,675
Shareholder servicing fees payable to Lincoln Life	14,370
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional International Equity Managed Volatility Fund–12

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-47.53%@
International Equity Fund-47.53%@
✧✧LVIP Dimensional International Core Equity Fund	$223,340,180	$32,962,624	$16,495,344	$(2,039,509)	$43,686,139	$281,454,090	25,645,020	$6,212,654	$—

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$75,039,833
Sales	27,500,689
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$548,532,799
Aggregate unrealized appreciation of investments and derivatives	$ 41,850,331
Aggregate unrealized depreciation of investments and derivatives	(1)
Net unrealized appreciation of investments and derivatives	$ 41,850,330
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional International Equity Managed Volatility Fund–13

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$281,454,090	$—	$—	$281,454,090
Unaffiliated Investment Companies	308,835,709	—	—	308,835,709
Total Investments	$590,289,799	$—	$—	$590,289,799
Derivatives:
Assets:
Futures Contracts	$ 198,447	$—	$—	$ 198,447
Liabilities:
Futures Contracts	$ (48,535)	$—	$—	$ (48,535)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$13,738,977	$8,828,216
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 482,384
Capital loss carryforward	(23,691,415)
Other temporary differences	(93,331)
Net unrealized appreciation	41,886,375
Distributable earnings/(accumulated loss)	$ 18,584,013
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$23,126,310	$565,105	$23,691,415
In 2019, the Fund utilized $524,768 of capital loss carryforwards.
LVIP Dimensional International Equity Managed Volatility Fund–14

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	200,458	276,321
Service Class	9,101,649	18,215,721
Shares reinvested:
Standard Class	50,228	42,277
Service Class	1,306,296	950,998
	10,658,631	19,485,317
Shares redeemed:
Standard Class	(278,170)	(150,216)
Service Class	(5,030,809)	(3,275,301)
	(5,308,979)	(3,425,517)
Net increase	5,349,652	16,059,800
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$107,481	Variation margin due from broker on futures contracts	$(25,731)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	90,966	Variation margin due from broker on futures contracts	(22,804)
Total		$198,447		$(48,535)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Dimensional International Equity Managed Volatility Fund–15

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,490,656	$(2,077,891)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(854,315)	821,919
Total		$ 636,341	$(1,255,972)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$36,020,412	$16,816,210
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP Dimensional International Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Dimensional International Equity Managed Volatility Fund–17

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Dimensional International Equity Managed Volatility Fund–18

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Dimensional International Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Foreign Large Value funds category and the MSCI ACWI Ex USA Net Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Value funds category and the benchmark index. The Board considered LIAC’s comments that one-year performance of the Equity Sleeve was negatively impacted by the Fund’s bias to value and small-cap stocks. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional International Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Dimensional International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional International Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Equity Managed Volatility Fund–24

LVIP Dimensional U.S. Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional U.S. Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The LVIP Dimensional U.S. Equity Managed Volatility Fund returned 19.58% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2019, while its benchmark, the Russell 3000® Index1, returned 31.02% during the same period.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500® Index2 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund utilizes a volatility management overlay and invests in US equities, with a bias towards smaller cap and value-oriented companies relative to its market cap weighted benchmark. During calendar year 2019, exposure to smaller cap and value-oriented securities generally detracted from relative returns.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/11 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,799 for the Standard Class shares and to $19,379 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $27,492. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Dimensional U.S. Equity Managed Volatility Fund–1

LVIP Dimensional U.S. Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 19.58%
Five Years	+ 6.17%
Inception (5/2/11)	+ 8.19%
Service Class Shares
One Year	+ 19.28%
Five Years	+ 5.91%
Inception (5/2/11)	+ 7.93%
1. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Dimensional U.S. Equity Managed Volatility Fund–2

LVIP Dimensional U.S. Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,080.80	0.31%	$1.63
Service Class Shares	1,000.00	1,079.40	0.56%	2.94
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,022.40	0.56%	2.85

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund–3

LVIP Dimensional U.S. Equity Managed Volatility Fund
Security Type/Sector Allocations (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	57.11%
Investment Company	57.11%
Equity Fund	57.11%
Unaffiliated Investments	42.76%
Investment Companies	42.76%
Equity Fund	38.00%
Money Market Fund	4.76%
Total Investments	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%
LVIP Dimensional U.S. Equity Managed Volatility Fund–4

LVIP Dimensional U.S. Equity Managed Volatility Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–57.11%
INVESTMENT COMPANY–57.11%
Equity Fund–57.11%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	39,169,229	$ 562,705,148
Total Affiliated Investment (Cost $404,927,567)		562,705,148
UNAFFILIATED INVESTMENTS–42.76%
INVESTMENT COMPANIES–42.76%
Equity Fund–38.00%
**Dimensional Investment Group– DFA U.S. Large Company Portfolio	15,108,466	374,387,775
		374,387,775
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.76%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	46,952,845	$ 46,952,845
		46,952,845
Total Unaffiliated Investments (Cost $283,676,664)		421,340,620

TOTAL INVESTMENTS–99.87% (Cost $688,604,231)	984,045,768
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	1,268,529
NET ASSETS APPLICABLE TO 59,826,702 SHARES OUTSTANDING–100.00%	$985,314,297

✧✧ Standard Class shares.
** Institutional Class shares.

The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
64	E-mini Russell 2000 Index	$ 5,345,920	$ 5,260,338	3/20/20	$ 85,582	$—
206	E-mini S&P 500 Index	33,280,330	32,737,457	3/20/20	542,873	—
38	E-mini S&P MidCap 400 Index	7,846,240	7,754,557	3/20/20	91,683	—
Total Futures Contracts					$720,138	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–5

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Affiliated investment, at value	$562,705,148
Unaffiliated investments, at value	421,340,620
Cash collateral held at broker for futures contracts	1,763,400
Receivable for securities sold	235,645
Receivable for fund shares sold	170,310
Variation margin due from broker on futures contracts	93,620
Dividends and interest receivable	58,571
Prepaid expenses	2,954
TOTAL ASSETS	986,370,268
LIABILITIES:
Due to manager and affiliates	430,868
Payable for fund shares redeemed	344,730
Due to custodian	235,645
Other accrued expenses payable	44,728
TOTAL LIABILITIES	1,055,971
TOTAL NET ASSETS	$985,314,297
Affiliated investment, at cost	$404,927,567
Unaffiliated investments, at cost	283,676,664
Standard Class:
Net Assets	$ 27,715,145
Shares Outstanding	1,681,254
Net Asset Value Per Share	$ 16.485
Service Class:
Net Assets	$957,599,152
Shares Outstanding	58,145,448
Net Asset Value Per Share	$ 16.469
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$777,076,544
Distributable earnings/(accumulated loss)	208,237,753
TOTAL NET ASSETS	$985,314,297
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–6

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 6,590,545
Dividends from affiliated investment	6,489,280
Interest	808,191
13,888,016
EXPENSES:
Management fees	2,237,360
Distribution fees-Service Class	2,173,292
Shareholder servicing fees	259,533
Accounting and administration expenses	122,378
Reports and statements to shareholders	58,020
Professional fees	33,361
Trustees’ fees and expenses	25,978
Custodian fees	15,156
Consulting fees	4,382
Pricing fees	285
Other	10,350
Total operating expenses	4,940,095
NET INVESTMENT INCOME	8,947,921
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(388,180)
Sale of unaffiliated investments	497,789
Distributions from unaffiliated investment companies	1,803,010
Futures contracts	(58,862,605)
Net realized loss	(56,949,986)
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	121,866,718
Unaffiliated investments	83,094,748
Futures contracts	1,355,525
Net change in unrealized appreciation (depreciation)	206,316,991
NET REALIZED AND UNREALIZED GAIN	149,367,005
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$158,314,926
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,947,921	$ 7,193,702
Net realized loss	(56,949,986)	(770,039)
Net change in unrealized appreciation (depreciation)	206,316,991	(74,952,846)
Net increase (decrease) in net assets resulting from operations	158,314,926	(68,529,183)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(311,375)	(250,128)
Service Class	(8,631,222)	(6,658,062)
	(8,942,597)	(6,908,190)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,545,282	3,487,706
Service Class	114,123,262	178,868,487
Reinvestment of dividends and distributions:
Standard Class	311,375	250,128
Service Class	8,631,222	6,658,062
	126,611,141	189,264,383
Cost of shares redeemed:
Standard Class	(2,921,925)	(6,206,327)
Service Class	(83,807,726)	(79,815,977)
	(86,729,651)	(86,022,304)
Increase in net assets derived from capital share transactions	39,881,490	103,242,079
NET INCREASE IN NET ASSETS	189,253,819	27,804,706
NET ASSETS:
Beginning of year	796,060,478	768,255,772
End of year	$985,314,297	$796,060,478
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–7

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 13.943	$ 15.292	$ 12.972	$ 12.919	$ 14.157
Income (loss) from investment operations:
Net investment income[2]	0.189	0.173	0.169	0.180	0.133
Net realized and unrealized gain (loss)	2.540	(1.365)	2.318	1.181	(1.210)
Total from investment operations	2.729	(1.192)	2.487	1.361	(1.077)
Less dividends and distributions from:
Net investment income	(0.187)	(0.157)	(0.167)	(0.159)	(0.161)
Net realized gain	—	—	—	(1.149)	—
Total dividends and distributions	(0.187)	(0.157)	(0.167)	(1.308)	(0.161)
Net asset value, end of period	$ 16.485	$ 13.943	$ 15.292	$ 12.972	$ 12.919
Total return[3]	19.58%	(7.79%)	19.17%	11.13%	(7.61%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 27,715	$ 22,548	$ 26,961	$ 23,926	$ 20,947
Ratio of expenses to average net assets[4]	0.31%	0.31%	0.30%	0.24%	0.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.30%	0.30%	0.32%
Ratio of net investment income to average net assets	1.24%	1.11%	1.20%	1.39%	0.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.11%	1.20%	1.33%	0.82%
Portfolio turnover	10%	7%	6%	41%	108% [5]

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–8

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 13.933	$ 15.280	$ 12.965	$ 12.915	$ 14.151
Income (loss) from investment operations:
Net investment income[2]	0.151	0.134	0.134	0.147	0.098
Net realized and unrealized gain (loss)	2.535	(1.360)	2.313	1.178	(1.207)
Total from investment operations	2.686	(1.226)	2.447	1.325	(1.109)
Less dividends and distributions from:
Net investment income	(0.150)	(0.121)	(0.132)	(0.126)	(0.127)
Net realized gain	—	—	—	(1.149)	—
Total dividends and distributions	(0.150)	(0.121)	(0.132)	(1.275)	(0.127)
Net asset value, end of period	$ 16.469	$ 13.933	$ 15.280	$ 12.965	$ 12.915
Total return[3]	19.28%	(8.02%)	18.87%	10.86%	(7.85%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$957,599	$773,513	$741,295	$551,466	$429,217
Ratio of expenses to average net assets[4]	0.56%	0.56%	0.55%	0.49%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.55%	0.55%	0.57%
Ratio of net investment income to average net assets	0.99%	0.86%	0.95%	1.14%	0.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	0.86%	0.95%	1.08%	0.57%
Portfolio turnover	10%	7%	6%	41%	108% [5]

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–9

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's
LVIP Dimensional U.S. Equity Managed Volatility Fund–10

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$50,478
Legal	9,987
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $39,971 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$206,368
Distribution fees payable to LFD	200,561
Shareholder servicing fees payable to Lincoln Life	23,939
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional U.S. Equity Managed Volatility Fund–11

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-57.11%@
Equity Fund-57.11%@
✧✧LVIP Dimensional U.S. Core Equity 2 Fund	$447,013,529	$49,465,585	$55,252,504	$(388,180)	$121,866,718	$562,705,148	39,169,229	$6,489,280	$—

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$83,497,941
Sales	97,509,051
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$693,758,067
Aggregate unrealized appreciation of investments and derivatives	$290,287,701
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$290,287,701
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional U.S. Equity Managed Volatility Fund–12

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$562,705,148	$—	$—	$562,705,148
Unaffiliated Investment Companies	421,340,620	—	—	421,340,620
Total Investments	$984,045,768	$—	$—	$984,045,768
Derivatives:
Assets:
Futures Contracts	$ 720,138	$—	$—	$ 720,138
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$8,942,597	$6,908,190
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 412,562
Capital loss carryforward	(82,462,514)
Other temporary differences	4
Net unrealized appreciation	290,287,701
Distributable earnings/(accumulated loss)	$208,237,753
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$49,851,818	$32,610,696	$82,462,514
LVIP Dimensional U.S. Equity Managed Volatility Fund–13

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	235,628	227,608
Service Class	7,579,043	11,662,535
Shares reinvested:
Standard Class	18,898	17,986
Service Class	524,635	478,930
	8,358,204	12,387,059
Shares redeemed:
Standard Class	(190,435)	(391,500)
Service Class	(5,475,342)	(5,139,231)
	(5,665,777)	(5,530,731)
Net increase	2,692,427	6,856,328
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$720,138	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP Dimensional U.S. Equity Managed Volatility Fund–14

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(58,862,605)	$1,355,525
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$27,387,255	$98,472,604
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP Dimensional U.S. Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Dimensional U.S. Equity Managed Volatility Fund–16

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–17

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Dimensional U.S. Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board considered LIAC’s comments that the Equity Sleeve of the Fund underperformed due to its value and smaller market capitalization bias, as value and small-cap stocks have underperformed. The Board noted LIAC’s view that it continues to believe that the Fund has the potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional U.S. Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Dimensional U.S. Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional U.S. Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Equity Managed Volatility Fund–23

LVIP Dimensional/Vanguard Allocation Funds
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional/Vanguard Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP Dimensional/Vanguard Total Bond Fund returned 7.48% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 8.72%.
The LVIP Vanguard Domestic Equity ETF Fund returned 30.29% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 3000® Index2, returned 31.02%.
The LVIP Vanguard International Equity ETF Fund returned 22.20% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI All Country World ex USA Index (net dividends)3, returned 21.51%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by P/E multiple expansion that resulted from declining interest rates, particularly since S&P 500 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP Dimensional/Vanguard Total Bond Fund operates under a fund of funds structure, investing all of its assets in mutual funds and exchange-traded funds, which invest in U.S. and foreign investment grade fixed income securities. During calendar year 2019, the Fund’s shorter duration positioning versus the benchmark detracted from performance, as interest rates declined across the curve. The Fund focuses on short maturity, high quality, and liquid fixed income securities. Performance has been in line with market conditions.
The LVIP Vanguard Domestic Equity ETF Fund is a domestic all cap equity ETF fund. The Fund invests predominately in Vanguard equity Exchange-Traded Funds across a broad range of domestic asset classes. The Fund has similar exposures to its benchmark, and performance has been in line with expectations.
The Vanguard International Equity ETF Fund operates under a fund of funds structure. It currently consists of seven Vanguard equity Exchange-Traded Funds, one Vanguard international growth portfolio, and two money market funds. In aggregate, the Fund has a modest growth tilt versus its prospectus benchmark, the MSCI All Country World ex USA Index (net dividends). During the calendar year 2019, the Fund’s modest growth tilt contributed to relative performance, as did the Fund’s underlying allocation to European stocks. Underlying allocations to stocks within the Asian Pacific region detracted from relative performance.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional/Vanguard Allocation Funds–1

LVIP Dimensional/Vanguard Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP Dimensional/Vanguard Total Bond Fund
Growth of $10,000 invested 5/2/11 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional/Vanguard Total Bond Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,572 for the Standard Class shares and to $12,303 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $13,332. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 7.48%
Five Years	+ 2.50%
Inception (5/2/11)	+ 2.67%
Service Class Shares
One Year	+ 7.20%
Five Years	+ 2.25%
Inception (5/2/11)	+ 2.42%
LVIP Vanguard Domestic Equity ETF Fund
Growth of $10,000 invested 5/2/11 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Domestic Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $25,862 for the Standard Class shares and to $25,310 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $27,492. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 30.29%
Five Years	+ 10.72%
Inception (5/2/11)	+ 11.58%
Service Class Shares
One Year	+ 29.96%
Five Years	+ 10.45%
Inception (5/2/11)	+ 11.30%

LVIP Dimensional/Vanguard Allocation Funds–2

LVIP Dimensional/Vanguard Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP Vanguard International Equity ETF Fund
Growth of $10,000 invested 5/2/11 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard International Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,063 for the Standard Class shares and to $13,762 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $13,467. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 22.20%
Five Years	+ 6.12%
Inception (5/2/11)	+ 4.01%
Service Class Shares
One Year	+ 21.90%
Five Years	+ 5.86%
Inception (5/2/11)	+ 3.75%
1. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, U.S. Aggregate-eligible securities also contribute to the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986 with history backfilled to January 1, 1976.
2. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investible U.S. equity market.
3. The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of stocks from 23 developed markets and 26 emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.

LVIP Dimensional/Vanguard Allocation Funds–3

LVIP Dimensional/Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP Dimensional/Vanguard Total Bond Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,021.60	0.26%	$1.32
Service Class Shares	1,000.00	1,020.40	0.51%	2.60
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP Vanguard Domestic Equity ETF Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,100.80	0.26%	$1.38
Service Class Shares	1,000.00	1,099.40	0.51%	2.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP Vanguard International Equity ETF Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,076.00	0.27%	$1.41
Service Class Shares	1,000.00	1,074.70	0.52%	2.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65

LVIP Dimensional/Vanguard Allocation Funds–4

LVIP Dimensional/Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Dimensional/Vanguard Allocation Funds–5

LVIP Dimensional/Vanguard Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2019
LVIP Dimensional/Vanguard Total Bond Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	29.97%
Investment Companies	29.97%
Fixed Income Funds	27.97%
Money Market Fund	2.00%
Unaffiliated Investments	70.09%
Investment Companies	70.09%
Fixed Income Funds	69.84%
Money Market Fund	0.25%
Total Investments	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%
LVIP Vanguard Domestic Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	20.96%
Investment Company	20.96%
Equity Fund	20.96%
Unaffiliated Investments	79.74%
Investment Companies	79.74%
Equity Funds	79.22%
Money Market Fund	0.52%
Total Investments	100.70%
Liabilities Net of Receivables and Other Assets	(0.70%)
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Vanguard International Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.78%
International Equity Funds	99.91%
Money Market Fund	0.87%
Total Investments	100.78%
Liabilities Net of Receivables and Other Assets	(0.78%)
Total Net Assets	100.00%
LVIP Dimensional/Vanguard Allocation Funds–6

LVIP Dimensional/Vanguard Total Bond Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–29.97%
INVESTMENT COMPANIES–29.97%
Fixed Income Funds–27.97%
**DFA Intermediate Term Extended Quality Portfolio	16,460,314	$ 184,849,329
**DFA VA Global Bond Portfolio	3,730,164	39,092,112
**DFA VA Short-Term Fixed Portfolio	4,792,660	48,885,134
		272,826,575
Money Market Fund–2.00%
✧✧LVIP Government Money Market Fund - (seven-day effective yield 1.68%)	1,954,316	19,543,161
Total Affiliated Investments (Cost $283,379,840)		292,369,736
UNAFFILIATED INVESTMENTS–70.09%
INVESTMENT COMPANIES–70.09%
Fixed Income Funds–69.84%
**DFA Inflation Protected Securities Portfolio	1,618,713	19,505,485
**DFA One-Year Fixed Income Portfolio	7,591,339	78,190,793
**DFA Two-Year Global Fixed Income Portfolio	10,849,176	107,515,335
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
Vanguard Long-Term Bond ETF	286,468	$ 28,744,199
Vanguard Mortgage-Backed Securities ETF	2,200,375	116,993,939
Vanguard Short-Term Corporate Bond ETF	481,905	39,048,762
Vanguard Total Bond Market ETF	3,472,815	291,230,266
		681,228,779
Money Market Fund–0.25%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	2,482,952	2,482,952
		2,482,952
Total Unaffiliated Investments (Cost $669,125,620)		683,711,731

TOTAL INVESTMENTS–100.06% (Cost $952,505,460)	976,081,467
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(621,883)
NET ASSETS APPLICABLE TO 90,627,888 SHARES OUTSTANDING–100.00%	$975,459,584

** Institutional Class shares.
✧✧ Standard Class shares.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
ETF–Exchange-Traded Fund
VA–Variable Annuity
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–7

LVIP Vanguard Domestic Equity ETF Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–20.96%
INVESTMENT COMPANY–20.96%
Equity Fund–20.96%
Vanguard Mega Cap 300 Value ETF	1,583,894	$ 138,083,879
Total Affiliated Investment (Cost $97,661,136)		138,083,879
UNAFFILIATED INVESTMENTS–79.74%
INVESTMENT COMPANIES–79.74%
Equity Funds–79.22%
Vanguard Dividend Appreciation ETF	473,714	59,053,187
Vanguard Mega Cap 300 Growth ETF	1,075,625	156,675,537
Vanguard Mid-Cap Growth ETF	155,268	24,653,453
Vanguard Mid-Cap Value ETF	207,206	24,696,883
Vanguard Real Estate ETF	137,933	12,798,803
Vanguard Small-Cap Growth ETF	65,733	13,061,147
Vanguard Small-Cap Value ETF	144,081	19,749,183
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Vanguard Total Stock Market ETF	1,210,388	$ 198,043,685
**Vanguard Variable Insurance Fund - Small Company Growth Portfolio	568,654	13,124,529
		521,856,407
Money Market Fund–0.52%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	3,380,567	3,380,567
		3,380,567
Total Unaffiliated Investments (Cost $342,212,189)		525,236,974

TOTAL INVESTMENTS–100.70% (Cost $439,873,325)	663,320,853
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.70%)	(4,589,483)
NET ASSETS APPLICABLE TO 29,577,370 SHARES OUTSTANDING–100.00%	$658,731,370

** Institutional Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–8

LVIP Vanguard International Equity ETF Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.78%
International Equity Funds–99.91%
Vanguard FTSE All World ex-US Small-Cap ETF	190,338	$ 21,146,552
Vanguard FTSE All-World ex-US ETF	1,414,632	76,036,470
Vanguard FTSE Developed Markets ETF	2,291,390	100,958,643
Vanguard FTSE Emerging Markets ETF	1,261,707	56,108,110
Vanguard FTSE European ETF	947,813	55,541,842
Vanguard FTSE Pacific ETF	831,168	57,832,669
Vanguard Global ex-U.S. Real Estate ETF	269,696	15,936,337
**Vanguard VA International Portfolio	1,344,497	38,990,412
		422,551,035
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–0.87%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	3,661,210	$ 3,661,210
		3,661,210
Total Investment Companies (Cost $374,613,165)		426,212,245

TOTAL INVESTMENTS–100.78% (Cost $374,613,165)	426,212,245
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.78%)	(3,279,085)
NET ASSETS APPLICABLE TO 36,943,332 SHARES OUTSTANDING–100.00%	$422,933,160

** Retail Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
VA–Variable Annuity
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–9

LVIP Dimensional/Vanguard Allocation Funds
Statements of Assets and Liabilities
December 31, 2019
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
ASSETS:
Unaffiliated investments, at value	$683,711,731	$525,236,974	$426,212,245
Affiliated investments, at value	292,369,736	138,083,879	—
Receivable for fund shares sold	2,284,944	268,027	984,046
Prepaid expenses	2,913	3,384	1,246
Dividends and interest receivable	2,716	1,091	1,298
Receivable for securities sold	—	—	117,163
TOTAL ASSETS	978,372,040	663,593,355	427,315,998
LIABILITIES:
Payable for securities purchased	2,483,453	3,380,135	3,778,188
Due to manager and affiliates	359,585	203,769	133,218
Other accrued expenses payable	38,058	33,836	33,863
Payable for fund shares redeemed	31,360	1,244,245	437,569
TOTAL LIABILITIES	2,912,456	4,861,985	4,382,838
TOTAL NET ASSETS	$975,459,584	$658,731,370	$422,933,160
Unaffiliated investments, at cost	$669,125,620	$342,212,189	$374,613,165
Affiliated investments, at cost	283,379,840	97,661,136	—
Standard Class:
Net Assets	$151,893,860	$283,134,835	$167,735,597
Shares Outstanding	14,108,942	12,705,793	14,645,320
Net Asset Value Per Share	$ 10.766	$ 22.284	$ 11.453
Service Class:
Net Assets	$823,565,724	$375,596,535	$255,197,563
Shares Outstanding	76,518,946	16,871,577	22,298,012
Net Asset Value Per Share	$ 10.763	$ 22.262	$ 11.445
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$956,991,203	$437,549,624	$380,047,981
Distributable earnings/(accumulated loss)	18,468,381	221,181,746	42,885,179
TOTAL NET ASSETS	$975,459,584	$658,731,370	$422,933,160
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–10

LVIP Dimensional/Vanguard Allocation Funds
Statements of Operations
Year Ended December 31, 2019
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$16,443,136	$ 7,179,126	$12,374,792
Dividends from affiliated investments	7,699,378	3,527,502	—
Interest	18,074	11,939	9,815
	24,160,588	10,718,567	12,384,607
EXPENSES:
Management fees	2,200,104	1,412,932	912,828
Distribution fees-Service Class	1,864,357	836,915	559,302
Shareholder servicing fees	255,212	163,900	105,888
Accounting and administration expenses	103,818	81,629	68,043
Reports and statements to shareholders	64,463	23,420	32,840
Professional fees	32,614	25,747	26,230
Trustees’ fees and expenses	25,787	16,288	10,517
Custodian fees	10,662	10,483	4,786
Consulting fees	2,445	2,217	2,051
Pricing fees	246	233	214
Other	6,789	6,855	3,627
	4,566,497	2,580,619	1,726,326
Less:
Management fees waived	(440,021)	(282,586)	(182,565)
Total operating expenses	4,126,476	2,298,033	1,543,761
NET INVESTMENT INCOME	20,034,112	8,420,534	10,840,846
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(303,776)	40,877	—
Sale of unaffiliated investments	(108,500)	(218,435)	(1,914,589)
Distributions from unaffiliated investment companies	14,508	1,122,175	970,422
Net realized gain (loss)	(397,768)	944,617	(944,167)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	16,144,606	23,852,516	—
Unaffiliated investments	24,680,043	111,074,124	61,901,091
Net change in unrealized appreciation (depreciation)	40,824,649	134,926,640	61,901,091
NET REALIZED AND UNREALIZED GAIN	40,426,881	135,871,257	60,956,924
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,460,993	$144,291,791	$71,797,770
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–11

LVIP Dimensional/Vanguard Allocation Funds
Statements of Changes in Net Assets
	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 20,034,112	$ 17,504,887	$ 8,420,534	$ 6,446,363	$ 10,840,846	$ 7,342,110
Net realized gain (loss)	(397,768)	(1,807,507)	944,617	6,124,746	(944,167)	1,117,361
Net change in unrealized appreciation (depreciation)	40,824,649	(17,243,416)	134,926,640	(38,660,078)	61,901,091	(59,389,949)
Net increase (decrease) in net assets resulting from operations	60,460,993	(1,546,036)	144,291,791	(26,088,969)	71,797,770	(50,930,478)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,688,749)	(2,654,144)	(6,844,840)	(3,149,002)	(4,709,045)	(2,828,647)
Service Class	(18,183,091)	(13,544,107)	(8,516,846)	(4,411,005)	(6,646,264)	(4,167,791)
	(21,871,840)	(16,198,251)	(15,361,686)	(7,560,007)	(11,355,309)	(6,996,438)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	35,205,840	37,971,476	68,347,479	62,779,322	32,815,618	44,088,709
Service Class	178,684,297	142,523,118	71,605,986	88,728,528	57,002,536	84,752,987
Reinvestment of dividends and distributions:
Standard Class	3,688,749	2,654,144	6,844,840	3,149,002	4,709,045	2,828,647
Service Class	18,183,091	13,544,107	8,516,846	4,411,005	6,646,264	4,167,791
	235,761,977	196,692,845	155,315,151	159,067,857	101,173,463	135,838,134
Cost of shares redeemed:
Standard Class	(12,003,215)	(11,663,991)	(22,114,919)	(14,707,737)	(10,473,731)	(8,006,030)
Service Class	(82,598,041)	(83,376,232)	(62,764,116)	(55,900,165)	(37,279,844)	(31,164,445)
	(94,601,256)	(95,040,223)	(84,879,035)	(70,607,902)	(47,753,575)	(39,170,475)
Increase in net assets derived from capital share transactions	141,160,721	101,652,622	70,436,116	88,459,955	53,419,888	96,667,659
NET INCREASE IN NET ASSETS	179,749,874	83,908,335	199,366,221	54,810,979	113,862,349	38,740,743
NET ASSETS:
Beginning of year	795,709,710	711,801,375	459,365,149	404,554,170	309,070,811	270,330,068
End of year	$975,459,584	$795,709,710	$658,731,370	$459,365,149	$422,933,160	$309,070,811
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–12

LVIP Dimensional/Vanguard Total Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.268	$ 10.519	$ 10.414	$ 10.373	$ 10.518
Income (loss) from investment operations:
Net investment income[1]	0.267	0.259	0.212	0.189	0.164
Net realized and unrealized gain (loss)	0.501	(0.276)	0.094	0.030	(0.132)
Total from investment operations	0.768	(0.017)	0.306	0.219	0.032
Less dividends and distributions from:
Net investment income	(0.269)	(0.229)	(0.196)	(0.178)	(0.172)
Net realized gain	(0.001)	(0.005)	(0.005)	—	(0.003)
Return of capital	—	—	—	—	(0.002)
Total dividends and distributions	(0.270)	(0.234)	(0.201)	(0.178)	(0.177)
Net asset value, end of period	$ 10.766	$ 10.268	$ 10.519	$ 10.414	$ 10.373
Total return[2]	7.48%	(0.15%)	2.94%	2.11%	0.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$151,894	$119,199	$92,668	$70,429	$43,416
Ratio of expenses to average net assets[3]	0.26%	0.26%	0.25%	0.23%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.30%	0.28%	0.28%
Ratio of net investment income to average net assets	2.49%	2.50%	2.00%	1.77%	1.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.44%	2.45%	1.95%	1.72%	1.50%
Portfolio turnover	5%	6%	3%	13%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–13

LVIP Dimensional/Vanguard Total Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional/Vanguard Total Bond Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.268	$ 10.519	$ 10.414	$ 10.374	$ 10.519
Income (loss) from investment operations:
Net investment income[1]	0.240	0.233	0.186	0.162	0.137
Net realized and unrealized gain (loss)	0.500	(0.275)	0.093	0.029	(0.131)
Total from investment operations	0.740	(0.042)	0.279	0.191	0.006
Less dividends and distributions from:
Net investment income	(0.244)	(0.204)	(0.169)	(0.151)	(0.146)
Net realized gain	(0.001)	(0.005)	(0.005)	—	(0.003)
Return of capital	—	—	—	—	(0.002)
Total dividends and distributions	(0.245)	(0.209)	(0.174)	(0.151)	(0.151)
Net asset value, end of period	$ 10.763	$ 10.268	$ 10.519	$ 10.414	$ 10.374
Total return[2]	7.20%	(0.39%)	2.69%	1.84%	0.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$823,566	$676,511	$619,133	$511,283	$440,072
Ratio of expenses to average net assets[3]	0.51%	0.51%	0.50%	0.48%	0.48%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.56%	0.55%	0.53%	0.53%
Ratio of net investment income to average net assets	2.24%	2.25%	1.75%	1.52%	1.30%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.19%	2.20%	1.70%	1.47%	1.25%
Portfolio turnover	5%	6%	3%	13%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–14

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 17.549	$ 18.804	$ 15.890	$ 14.444	$ 14.748
Income (loss) from investment operations:
Net investment income[1]	0.336	0.305	0.286	0.273	0.249
Net realized and unrealized gain (loss)	4.964	(1.233)	2.920	1.479	(0.293)
Total from investment operations	5.300	(0.928)	3.206	1.752	(0.044)
Less dividends and distributions from:
Net investment income	(0.334)	(0.285)	(0.266)	(0.256)	(0.243)
Net realized gain	(0.231)	(0.042)	(0.026)	(0.050)	(0.017)
Total dividends and distributions	(0.565)	(0.327)	(0.292)	(0.306)	(0.260)
Net asset value, end of period	$ 22.284	$ 17.549	$ 18.804	$ 15.890	$ 14.444
Total return[2]	30.29%	(4.93%)	20.17%	12.14%	(0.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$283,135	$178,279	$139,832	$ 86,644	$ 59,518
Ratio of expenses to average net assets[3]	0.26%	0.26%	0.25%	0.24%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.30%	0.29%	0.30%
Ratio of net investment income to average net assets	1.64%	1.57%	1.64%	1.82%	1.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.52%	1.59%	1.77%	1.63%
Portfolio turnover	11%	17%	9%	12%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–15

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 17.538	$ 18.789	$ 15.881	$ 14.439	$ 14.743
Income (loss) from investment operations:
Net investment income[1]	0.284	0.256	0.241	0.235	0.212
Net realized and unrealized gain (loss)	4.954	(1.226)	2.915	1.476	(0.293)
Total from investment operations	5.238	(0.970)	3.156	1.711	(0.081)
Less dividends and distributions from:
Net investment income	(0.283)	(0.239)	(0.222)	(0.219)	(0.206)
Net realized gain	(0.231)	(0.042)	(0.026)	(0.050)	(0.017)
Total dividends and distributions	(0.514)	(0.281)	(0.248)	(0.269)	(0.223)
Net asset value, end of period	$ 22.262	$ 17.538	$ 18.789	$ 15.881	$ 14.439
Total return[2]	29.96%	(5.17%)	19.87%	11.86%	(0.56%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$375,597	$281,086	$264,722	$191,843	$158,855
Ratio of expenses to average net assets[3]	0.51%	0.51%	0.50%	0.49%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.56%	0.55%	0.54%	0.55%
Ratio of net investment income to average net assets	1.39%	1.32%	1.39%	1.57%	1.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.27%	1.34%	1.52%	1.38%
Portfolio turnover	11%	17%	9%	12%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–16

LVIP Vanguard International Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.645	$ 11.590	$ 9.207	$ 9.086	$ 9.595
Income (loss) from investment operations:
Net investment income[1]	0.336	0.286	0.272	0.239	0.225
Net realized and unrealized gain (loss)	1.804	(1.990)	2.334	0.098	(0.507)
Total from investment operations	2.140	(1.704)	2.606	0.337	(0.282)
Less dividends and distributions from:
Net investment income	(0.332)	(0.241)	(0.223)	(0.216)	(0.227)
Total dividends and distributions	(0.332)	(0.241)	(0.223)	(0.216)	(0.227)
Net asset value, end of period	$ 11.453	$ 9.645	$ 11.590	$ 9.207	$ 9.086
Total return[2]	22.20%	(14.71%)	28.31%	3.72%	(2.95%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$167,736	$ 117,360	$ 99,927	$63,645	$ 44,417
Ratio of expenses to average net assets[3]	0.27%	0.27%	0.27%	0.26%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.32%	0.32%	0.31%	0.32%
Ratio of net investment income to average net assets	3.12%	2.56%	2.54%	2.61%	2.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.07%	2.51%	2.49%	2.56%	2.24%
Portfolio turnover	5%	12%	9%	13%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–17

LVIP Vanguard International Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.641	$ 11.585	$ 9.205	$ 9.085	$ 9.592
Income (loss) from investment operations:
Net investment income[1]	0.309	0.258	0.245	0.215	0.200
Net realized and unrealized gain (loss)	1.801	(1.986)	2.331	0.099	(0.505)
Total from investment operations	2.110	(1.728)	2.576	0.314	(0.305)
Less dividends and distributions from:
Net investment income	(0.306)	(0.216)	(0.196)	(0.194)	(0.202)
Total dividends and distributions	(0.306)	(0.216)	(0.196)	(0.194)	(0.202)
Net asset value, end of period	$ 11.445	$ 9.641	$ 11.585	$ 9.205	$ 9.085
Total return[2]	21.90%	(14.92%)	27.99%	3.46%	(3.19%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$255,198	$ 191,711	$170,403	$101,748	$ 92,270
Ratio of expenses to average net assets[3]	0.52%	0.52%	0.52%	0.51%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.57%	0.57%	0.57%	0.56%	0.57%
Ratio of net investment income to average net assets	2.87%	2.31%	2.29%	2.36%	2.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.82%	2.26%	2.24%	2.31%	1.99%
Portfolio turnover	5%	12%	9%	13%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–18

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP Dimensional/Vanguard Total Bond Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be a combination of Dimensional Investment Group Inc. mutual funds and Vanguard ETF® funds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments.
The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund operate under a fund of funds structure and invest a significant portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETF investments, the Funds may invest in individual securities, such as money market instruments.
Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.
The investment objective of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2019, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Dimensional/Vanguard Allocation Funds–19

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of each Fund's average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administrative	$49,601	$31,505	$20,392
Legal	9,804	6,223	4,028
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2019, these fees were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Printing and mailing	$46,774	$12,128	$25,075
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
LVIP Dimensional/Vanguard Allocation Funds–20

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, each Fund had liabilities payable to affiliates as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LIAC	$163,161	$109,496	$70,107
Distribution fees payable to LFD	172,459	78,396	52,946
Printing and mailing fees payable to Lincoln Life	307	—	—
Shareholder servicing fees payable to Lincoln Life	23,658	15,877	10,165
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2019, were as follows:
LVIP Dimensional/Vanguard Total Bond Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-29.97%@
Fixed Income Funds-27.97%@
**DFA Intermediate Term Extended Quality Portfolio	$152,029,021	$34,201,989	$16,812,014	$(270,196)	$15,700,529	$184,849,329	16,460,314	$5,328,604	$—
**DFA VA Global Bond Portfolio	31,823,986	7,969,419	1,126,067	(30,183)	454,957	39,092,112	3,730,164	973,616	—
**DFA VA Short-Term Fixed Portfolio	39,692,212	10,709,225	1,502,026	(3,397)	(10,880)	48,885,134	4,792,660	1,088,778	—
Money Market Fund-2.00%@
✧✧LVIP Government Money Market Fund	15,846,183	4,287,925	590,947	—	—	19,543,161	1,954,316	308,380	—
Total	$239,391,402	$57,168,558	$20,031,054	$(303,776)	$16,144,606	$292,369,736		$7,699,378	$—

@ As a percentage of Net Assets as of December 31, 2019.
** Institutional Class shares.
✧✧ Standard Class shares.
LVIP Dimensional/Vanguard Allocation Funds–21

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Vanguard Domestic Equity ETF Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-20.96%@
Equity Fund-20.96%@
Vanguard Mega Cap 300 Value ETF	$105,479,643	$25,031,282	$16,320,439	$40,877	$23,852,516	$138,083,879	1,583,894	$3,527,502	$—

@ As a percentage of Net Assets as of December 31, 2019.
3. Investments
For the year ended December 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$182,833,466	$131,481,091	$72,995,821
Sales	46,690,913	62,880,887	18,900,729
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$957,710,252	$442,963,059	$382,049,437
Aggregate unrealized appreciation of investments	$ 19,679,435	$220,357,794	$ 44,162,808
Aggregate unrealized depreciation of investments	(1,308,219)	—	—
Net unrealized appreciation of investments	$ 18,371,216	$220,357,794	$ 44,162,808
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Dimensional/Vanguard Allocation Funds–22

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2019:
Level 1	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Investments:
Assets:
Affiliated Investment Companies	$292,369,736	$138,083,879	$ —
Unaffiliated Investment Companies	683,711,731	525,236,974	426,212,245
Total Investments	$976,081,467	$663,320,853	$426,212,245
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to return of capital on investments and tax deferral of losses due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	LVIP Dimensional/Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2019
Ordinary income	$21,871,840	$ 9,633,302	$11,355,309
Long-term capital gains	—	5,728,384	—
Total	$21,871,840	$15,361,686	$11,355,309
Year ended December 31, 2018
Ordinary income	$15,784,895	$ 7,185,383	$ 6,996,438
Long-term capital gains	413,356	374,624	—
Total	$16,198,251	$ 7,560,007	$ 6,996,438
LVIP Dimensional/Vanguard Allocation Funds–23

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Undistributed ordinary income	$ —	$ —	$ 433,777
Undistributed long-term capital gains	97,166	823,951	—
Capital loss carryforward	—	—	(1,711,406)
Other temporary differences	(1)	1	—
Net unrealized appreciation	18,371,216	220,357,794	44,162,808
Distributable earnings/(accumulated loss)	$18,468,381	$221,181,746	$42,885,179
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Funds had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
LVIP Vanguard International Equity ETF Fund
Short-Term	$828,280
Long-Term	883,126
Total	$1,711,406
In 2019, the Funds utilized the following capital loss carryforwards:
	LVIP Dimensional/Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Capital loss carryforward utilized	$29,165	$—	$951,949
LVIP Dimensional/Vanguard Allocation Funds–24

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	3,276,743	3,662,779	3,313,632	3,292,290	3,045,233	3,955,527
Service Class	16,674,150	13,758,082	3,523,726	4,585,087	5,300,512	7,532,268
Shares reinvested:
Standard Class	341,947	259,428	313,201	179,629	411,958	293,098
Service Class	1,685,917	1,323,838	391,588	251,325	582,212	431,587
	21,978,757	19,004,127	7,542,147	8,308,331	9,339,915	12,212,480
Shares redeemed:
Standard Class	(1,118,576)	(1,123,375)	(1,079,912)	(749,555)	(980,023)	(702,038)
Service Class	(7,728,924)	(8,053,338)	(3,071,354)	(2,898,044)	(3,469,574)	(2,787,623)
	(8,847,500)	(9,176,713)	(4,151,266)	(3,647,599)	(4,449,597)	(3,489,661)
Net increase	13,131,257	9,827,414	3,390,881	4,660,732	4,890,318	8,722,819
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
8. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
9. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Dimensional/Vanguard Allocation Funds–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Dimensional/Vanguard Allocation Funds–26

LVIP Dimensional/Vanguard Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods ended March 31, 2019. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation, tracking error and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity Fund
The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period, below the return of the Morningstar peer group median and the benchmark index for the three-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the five-year period. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP Vanguard International Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
LVIP Dimensional/Vanguard Allocation Funds–27

LVIP Dimensional/Vanguard Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2020. The Board noted that the net investment management fee for each Fund, giving effect to each Fund’s advisory fee waiver, was lower than the median net investment management fee of its respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
LVIP Dimensional/Vanguard Total Bond Fund
The Board reviewed the LVIP Dimensional/Vanguard Total Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered LIAC’s comments that the Fund was designed to have an overweight to short maturity bonds and an underweight to intermediate-term bonds and that the Fund was expected to perform well in a rising rate environment. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund. The Board considered that LIAC has implemented an advisory fee waiver through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP Dimensional/Vanguard Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional/Vanguard Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Dimensional/Vanguard Allocation Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional/Vanguard Allocation Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional/Vanguard Allocation Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional/Vanguard Allocation Funds–33

LVIP Dimensional International Core Equity Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional International Core Equity Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Core Equity Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 20.85% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI World ex USA® Index (net dividends)1, returned 22.49%.
The U.S. dollar terms, developed ex U.S. markets had positive performance for the year, trailing the U.S. market but outperforming emerging markets.
Some developed ex U.S. market currencies, such as the Canadian dollar and the Israeli new shekel, appreciated relative to the U.S. dollar, while others, such as the Swedish krona and the Danish krone, depreciated. In aggregate, currency movements had limited overall impact on the U.S. dollar-denominated returns of the developed ex U.S. market.
Along the market capitalization dimension, small caps outperformed large caps (MSCI World ex USA® Index (net dividends)1) by 2.9%. Mid caps (MSCI World ex USA® Mid Cap Index (net dividends)3) underperformed small caps (MSCI World ex USA® Small Cap Index (net dividends)2) by 1.1% and outperformed large caps by 1.9%.
Along the relative price dimension, large cap value stocks (MSCI World ex USA® Value Index (net dividends)4) underperformed large cap growth stocks (MSCI World ex USA® Growth Index (net dividends)5) by 10.9%, and small cap value stocks (MSCI World ex USA®Small Cap Value Weighted Index (net dividends)6) underperformed small cap growth stocks (MSCI World ex USA® Small Cap Growth Index (net dividends)7) by 5.2%.
Among large caps, stocks with higher profitability outperformed stocks with lower profitability. Among small caps, stocks with higher profitability underperformed those with lower profitability.
With low relative price (value) stocks underperforming high relative price (growth) stocks for the year, the Fund’s greater emphasis on value stocks was the primary driver of underperformance relative to the benchmark. Conversely, the Fund’s inclusion of and emphasis on small cap stocks contributed positively to performance relative to the benchmark (which is composed primarily of large and mid cap stocks), as small caps outperformed large for the year.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in developed ex U.S. markets with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in developed ex U.S. equity markets rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Jed S. Fogdall
Allen Pu
Bhanu P. Singh
Mary T. Phillips
William B. Collins-Dean
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional International Core Equity Fund–1

LVIP Dimensional International Core Equity Fund
2019 Annual Report Commentary (unaudited) (continued)
LVIP Dimensional International Core Equity Fund
Growth of $10,000 invested 5/1/15 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Core Equity Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,044 for the Standard Class shares and to $11,899 for the Service Class shares. For comparison, look at how the MSCI World ex USA® Index (net dividends) did over the same period. The same $10,000 investment would have increased to $12,020. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 20.85%
Inception (5/1/15)	+ 4.06%
Service Class Shares
One Year	+ 20.53%
Inception (5/1/15)	+ 3.79%
1. The MSCI World ex USA® Index (net dividends) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 1,022 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
2. The MSCI World ex USA® Small Cap Index (net dividends) captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,452 constituents, the index covers approximately 14%of the free float-adjusted market capitalization in each country.
3. The MSCI World ex USA® Mid Cap Index (net dividends) captures mid-cap representation across 22 of 23 Developed Markets (DM) countries* excluding the US. With 573 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in each country.
4. The MSCI World ex USA® Value Index (net dividends) captures large and mid-cap securities exhibiting overall value style characteristics across 22 of 23 Developed Markets countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
5. The MSCI World ex USA® Growth Index (net dividends) captures large and mid-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries*. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long term historical EPS growth trend and long-term historical sales per share growth trend.
6. The MSCI World ex USA®Small Cap Value Weighted Index (net dividends) is based on a traditional market cap weighted parent index, the MSCI World ex USA Small Cap Index, which includes small cap stocks across 22Developed Markets (DM)countries* (excluding the US). The MSCI World ex USA Small Cap Value Weighted Index reweights each security of the parent index to emphasize stocks with lower valuations. Index weights are determined using fundamental accounting data sales, book value, earnings and cash earnings rather than market prices.
7. The MSCI World ex USA® Small Cap Growth Index (net dividends) captures small cap securities exhibiting overall growth style characteristics across the 22 Developed Markets countries* excluding the US. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

LVIP Dimensional International Core Equity Fund–2

LVIP Dimensional International Core Equity Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,077.00	0.68%	$3.56
Service Class Shares	1,000.00	1,075.60	0.93%	4.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional International Core Equity Fund–3

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Security Type/Country	Percentage of Net Assets
Common Stock	99.01%
Australia	6.12%
Austria	0.53%
Belgium	1.29%
Canada	9.24%
Chile	0.03%
China	0.00%
Colombia	0.03%
Denmark	1.63%
Finland	1.57%
France	7.73%
Germany	7.12%
Hong Kong	2.58%
Ireland	0.83%
Isle Of Man	0.08%
Israel	0.70%
Italy	2.62%
Japan	23.73%
Jersey	0.03%
Luxembourg	0.18%
Macau	0.07%
Mexico	0.01%
Mongolia	0.00%
Netherlands	3.38%
New Zealand	0.45%
Norway	0.84%
Portugal	0.22%
Russia	0.01%
Singapore	1.03%
Spain	2.14%
Sweden	2.79%
Switzerland	7.13%
United Arab Emirates	0.01%
United Kingdom	14.70%
United States	0.19%
Preferred Stocks	0.47%
Rights	0.00%
Warrant	0.00%
Total Investments	99.48%
Receivables and Other Assets Net of Liabilities	0.52%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.06%
Air Freight & Logistics	0.49%
Airlines	0.47%
Auto Components	2.16%
Automobiles	3.07%
Banks	7.79%
Beverages	1.27%
Biotechnology	0.42%
Building Products	1.09%
Capital Markets	2.54%
Chemicals	4.28%
Commercial Services & Supplies	1.48%
Communications Equipment	0.12%
Construction & Engineering	2.03%
Construction Materials	0.82%
Consumer Finance	0.29%
Containers & Packaging	0.57%
Distributors	0.20%
Diversified Consumer Services	0.10%
Diversified Financial Services	0.48%
Diversified Telecommunication Services	2.26%
Electric Utilities	1.46%
Electrical Equipment	1.19%
Electronic Equipment, Instruments & Components	2.09%
Energy Equipment & Services	0.56%
Entertainment	0.52%
Equity Real Estate Investment Trusts	0.02%
Food & Staples Retailing	2.25%
Food Products	2.97%
Gas Utilities	0.48%
Health Care Equipment & Supplies	1.53%
Health Care Providers & Services	0.95%
Health Care Technology	0.15%
Hotels, Restaurants & Leisure	2.20%
Household Durables	2.07%
Household Products	0.24%
Independent Power and Renewable Electricity Producers	0.38%
Industrial Conglomerates	0.70%
Insurance	4.16%
Interactive Media & Services	0.41%
Internet & Direct Marketing Retail	0.29%
IT Services	1.38%
Leisure Products	0.27%
Life Sciences Tools & Services	0.40%
Machinery	4.09%
Marine	0.33%
Media	1.45%
LVIP Dimensional International Core Equity Fund–4

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Metals & Mining	4.78%
Multiline Retail	0.72%
Multi-Utilities	0.79%
Oil, Gas & Consumable Fuels	5.82%
Paper & Forest Products	0.75%
Personal Products	0.84%
Pharmaceuticals	3.73%
Professional Services	1.86%
Real Estate Management & Development	2.75%
Road & Rail	1.37%
Semiconductors & Semiconductor Equipment	1.59%
Software	1.02%
Specialty Retail	1.51%
Technology Hardware, Storage & Peripherals	0.41%
Textiles, Apparel & Luxury Goods	1.66%
Thrifts & Mortgage Finance	0.26%
Tobacco	0.45%
Trading Companies & Distributors	1.62%
Transportation Infrastructure	0.62%
Water Utilities	0.16%
Wireless Telecommunication Services	1.24%
Total	99.48%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle	1.09%
Toyota Motor	0.91%
Roche Holding	0.63%
TOTAL	0.63%
BP ADR	0.57%
SoftBank Group	0.50%
Novartis	0.49%
Bayer	0.42%
Royal Bank of Canada (New York Shares)	0.38%
Koninklijke Ahold Delhaize	0.38%
Total	6.00%

ADR–American Depositary Receipt
IT–Information Technology
LVIP Dimensional International Core Equity Fund–5

LVIP Dimensional International Core Equity Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–99.01%
Australia–6.12%
A2B Australia	7,280	$ 7,663
Accent Group	23,197	30,359
Adairs	13,303	21,378
Adelaide Brighton	25,861	62,792
†Afterpay	1,068	21,944
AGL Energy	8,805	126,853
†Ainsworth Game Technology	6,705	3,694
Alliance Aviation Services	9,515	17,227
ALS	30,543	196,760
Altium	3,169	77,212
Alumina	8,873	14,321
Alumina ADR	2,200	14,102
AMA Group	30,307	19,035
†Amaysim Australia	19,169	5,246
AMP	132,732	178,372
Ansell	6,355	129,463
AP Eagers	8,934	64,199
APA Group	17,380	135,380
Appen	977	15,399
ARB	3,603	47,458
Aristocrat Leisure	10,419	246,179
ARQ Group	4,463	1,190
†Asaleo Care	43,396	32,280
ASX	1,047	57,610
Atlas Arteria	24,261	133,307
†Atrium European Real Estate	6,949	26,892
AUB Group	1,133	9,533
Aurelia Metals	49,624	15,148
Aurizon Holdings	131,158	481,370
AusNet Services	51,033	60,881
Austal	16,268	43,609
Australia & New Zealand Banking Group	36,560	631,907
†Australian Agricultural	17,102	13,201
Australian Finance Group	15,079	28,888
Australian Pharmaceutical Industries	32,365	30,434
Bank of Queensland	30,905	157,235
Bapcor	10,542	47,346
Beach Energy	125,950	221,847
Bega Cheese	13,386	40,580
Bendigo & Adelaide Bank	21,637	148,497
BHP Group	45,795	1,250,758
BHP Group ADR	13,249	654,405
Bingo Industries	13,810	27,523
Blackmores	629	37,431
BlueScope Steel	34,099	360,370
Boral	48,082	151,162
Brambles	23,737	195,225
Bravura Solutions	9,494	34,645
Breville Group	5,111	62,623
Brickworks	6,557	85,954
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
BWX	14,069	$ 44,033
Caltex Australia	14,501	345,478
Capitol Health	68,459	10,809
†Cardno	10,023	3,341
carsales.com	13,775	160,562
=†Castile Resources Pty	4,027	0
Cedar Woods Properties	3,574	19,688
Challenger	20,833	118,272
CIMIC Group	1,187	27,605
Citadel Group	3,806	13,141
Cleanaway Waste Management	104,872	147,924
Clinuvel Pharmaceuticals	147	2,935
Coca-Cola Amatil	19,701	152,906
Cochlear	1,278	201,546
Codan	12,182	63,688
Coles Group	26,437	275,314
Collection House	36,814	28,805
Collins Foods (Australian Securities Exchange)	10,696	66,878
Commonwealth Bank of Australia	18,555	1,040,376
Computershare	11,487	135,264
†Cooper Energy	81,617	34,651
Corporate Travel Management	3,435	49,415
Costa Group Holdings	14,518	25,164
Credit Corp Group	4,622	100,029
Crown Resorts	9,349	78,794
†CSG	12,526	2,681
CSL	4,920	952,092
CSR	42,583	135,966
Decmil Group	21,470	7,383
Domain Holdings Australia	20,587	53,454
Domino's Pizza Enterprises	3,634	133,526
Downer EDI	27,411	157,155
†Eclipx Group	16,633	16,925
Elders	10,161	46,134
†Energy World	39,810	2,179
EQT	614	13,573
Estia Health	23,316	39,923
EVENT Hospitality and Entertainment	5,920	56,499
Evolution Mining	58,477	155,938
FlexiGroup	14,294	18,457
Flight Centre Travel Group	2,450	75,752
Fortescue Metals Group	88,371	662,933
G8 Education	40,645	54,193
Genworth Mortgage Insurance Australia	15,397	39,438
†GrainCorp Class A	14,156	75,300
GUD Holdings	3,606	28,089
GWA Group	14,620	34,062
LVIP Dimensional International Core Equity Fund–6

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Hansen Technologies	12,748	$ 33,994
Harvey Norman Holdings	31,910	91,139
Healius	32,532	63,009
HT&E	22,200	26,406
Huon Aquaculture Group	4,157	13,244
IDP Education	5,679	68,427
Iluka Resources	22,529	147,030
Imdex	35,738	36,992
†IMF Bentham	11,205	35,148
Incitec Pivot	72,351	161,456
Independence Group	24,619	107,805
Infomedia	17,374	25,482
Inghams Group	21,678	51,114
Insurance Australia Group	49,490	266,029
†Intega Group	10,023	3,359
Integral Diagnostics	11,537	30,927
Integrated Research	6,964	15,932
InvoCare	5,833	53,991
IOOF Holdings	33,438	184,436
IPH	9,773	56,237
IRESS	7,649	69,995
†iSelect	18,420	6,205
†iSentia Group	6,749	1,350
IVE Group	13,275	22,544
Japara Healthcare	13,564	9,376
JB Hi-Fi	8,291	219,172
Jupiter Mines	61,368	12,058
Kogan.com	2,541	13,534
Lifestyle Communities	3,480	22,492
Link Administration Holdings (Australian Securities Exchange)	20,319	83,557
Lovisa Holdings	2,325	20,182
†Lynas	27,793	45,444
MACA	12,400	9,137
Macmahon Holdings	102,720	20,544
Macquarie Group	4,682	452,919
Magellan Financial Group	4,300	171,848
†Mayne Pharma Group	92,739	28,310
McMillan Shakespeare	6,278	57,713
McPherson's	8,569	14,913
Medibank	154,970	343,651
†Medusa Mining	34,142	18,928
†Mesoblast	24,142	35,239
†Metals X	32,061	1,710
Metcash	74,480	134,324
Mineral Resources	13,235	153,246
†MMA Offshore	114,419	14,051
Monadelphous Group	5,859	68,581
Monash IVF Group	15,268	11,089
Money3	12,830	20,528
Mortgage Choice	11,418	10,056
†Myer Holdings	88,520	29,817
MyState	5,286	18,399
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
National Australia Bank	43,917	$ 759,066
Navigator Global Investments	2,382	4,731
Netwealth Group	2,638	14,458
New Hope	12,612	18,232
Newcrest Mining	7,887	167,425
†NEXTDC	4,758	21,970
nib holdings	21,918	96,439
Nick Scali	2,060	10,018
Nine Entertainment	135,541	170,257
Northern Star Resources	24,095	191,237
NRW Holdings	32,810	74,369
†Nufarm	15,085	61,292
OFX Group	8,551	8,371
Oil Search	25,460	129,533
OM Holdings	23,197	8,139
oOh!media	20,640	52,722
Orica	11,287	174,096
Origin Energy	42,203	250,255
Orora	60,707	135,472
OZ Minerals	27,702	205,091
Pacific Current Group	4,680	20,690
†Pact Group Holdings	10,178	19,427
Pendal Group	9,993	60,238
Perenti Global	35,776	40,671
Perpetual	2,985	86,135
†Perseus Mining	96,454	78,516
Pioneer Credit	5,416	6,822
Platinum Asset Management	14,872	47,173
†Praemium	19,514	6,984
Premier Investments	3,258	42,891
Pro Medicus	2,911	45,656
PWR Holdings	7,683	25,825
Qantas Airways	17,381	86,721
QBE Insurance Group	35,990	325,297
QMS Media	32,748	27,577
Qube Holdings	53,775	124,153
Ramelius Resources	60,311	52,269
Ramsay Health Care	3,491	177,685
REA Group	988	71,829
Reece	3,440	27,665
Regis Healthcare	6,738	11,632
Regis Resources	47,283	144,005
Reject Shop	2,536	6,069
Reliance Worldwide	13,168	37,332
†Resolute Mining	67,381	59,579
Ridley	9,945	7,328
Rio Tinto (Australian Securities Exchange)	9,742	686,379
Sandfire Resources	13,634	57,215
Santos	94,066	539,968
†Saracen Mineral Holdings	41,311	95,957
SeaLink Travel Group	4,852	16,684

LVIP Dimensional International Core Equity Fund–7

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
SEEK	6,082	$ 96,244
Select Harvests	6,881	40,513
†Senex Energy	51,921	12,570
Servcorp	2,368	6,996
Service Stream	21,301	39,762
Seven Group Holdings	4,010	54,789
†Seven West Media	80,912	18,737
SG Fleet Group	11,452	20,814
Sigma Healthcare	68,311	27,804
†Silver Chef	1,005	476
†Silver Lake Resources	56,622	53,244
Sims Metal Management	15,018	112,450
SmartGroup	2,355	11,469
Sonic Healthcare	4,905	98,960
South32	109,903	208,236
South32 ADR	2,400	22,464
Southern Cross Media Group	48,883	28,472
Spark Infrastructure Group	68,662	100,704
SpeedCast International	13,963	9,211
SRG Global	36,425	10,225
St Barbara	58,897	112,420
Star Entertainment Group	62,242	200,920
Steadfast Group	22,185	54,178
Suncorp Group	27,410	249,285
Super Retail Group	7,541	53,554
Sydney Airport	16,081	97,727
Tabcorp Holdings	44,414	141,189
Tassal Group	16,428	47,958
Technology One	17,176	99,921
Telstra	63,266	157,165
†Thorn Group	8,175	1,205
TPG Telecom	23,933	112,694
Transurban Group	20,143	210,758
Treasury Wine Estates	1,807	20,593
Village Roadshow	10,980	29,280
†Virgin Australia Holdings	38,668	4,070
Virtus Health	5,888	19,337
Vita Group	15,703	13,113
†Vocus Group	43,135	86,572
Webjet	4,187	38,256
†Webster	18,826	26,158
Wesfarmers	17,293	502,404
Western Areas	21,842	46,443
†Westgold Resources	16,109	25,887
Westpac Banking	35,893	610,303
Westpac Banking ADR	1,000	16,980
Whitehaven Coal	62,311	115,439
WiseTech Global	2,594	42,541
Woodside Petroleum	13,548	326,861
Woolworths Group	15,144	384,283
WorleyParsons	16,705	179,475
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
WPP AUNZ	29,030	$ 11,103
		26,599,983
Austria–0.53%
Agrana Beteiligungs	660	13,770
ANDRITZ	4,494	193,198
AT&S Austria Technologie & Systemtechnik	2,359	53,081
CA Immobilien Anlagen	2,658	111,656
DO & Co.	342	32,953
†Erste Group Bank	6,746	253,394
EVN	3,629	70,422
FACC	968	12,047
Flughafen Wien	326	13,851
Kapsch TrafficCom	264	8,499
Lenzing	898	83,403
Mayr Melnhof Karton	417	55,943
Oesterreichische Post	2,358	89,628
OMV	4,678	262,084
Palfinger	713	23,393
POLYTEC Holding	1,389	13,434
Porr	855	14,808
Raiffeisen Bank International	9,854	246,640
Rosenbauer International	188	8,477
S IMMO	2,366	59,183
Schoeller-Bleckmann Oilfield Equipment	676	37,935
†Semperit Holding	457	5,711
Strabag	1,807	62,834
†Telekom Austria	10,576	86,363
UBM Development	240	12,707
UNIQA Insurance Group	11,469	116,741
Verbund	668	33,524
Vienna Insurance Group	4,153	117,646
voestalpine	6,045	167,662
Wienerberger	1,159	34,347
†Zumtobel Group	329	3,373
		2,298,707
Belgium–1.29%
Ackermans & van Haaren	2,033	318,574
Ageas	8,386	495,538
†AGFA-Gevaert	17,613	91,235
Anheuser-Busch InBev	12,199	994,936
Anheuser-Busch InBev ADR	1,200	98,448
Barco	316	77,626
Bekaert	3,553	105,613
bpost	3,087	35,666
Cie d'Entreprises CFE	740	80,765
Colruyt	2,723	141,968
Deceuninck	2,600	5,979
D'ieteren	2,761	193,873

LVIP Dimensional International Core Equity Fund–8

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Belgium (continued)
Econocom Group	3,074	$ 8,386
Elia System Operator	1,188	105,407
†Euronav	19,454	242,242
EVS Broadcast Equipment	474	11,564
†Exmar	2,088	12,366
Fagron	3,145	68,191
†Galapagos	316	66,106
Gimv	1,716	105,481
Immobel	390	29,048
Jensen-Group	278	10,821
KBC Group	3,931	295,695
Kinepolis Group	664	44,093
Lotus Bakeries	22	63,914
Melexis	1,085	81,603
Ontex Group	4,267	89,743
Orange Belgium	3,417	79,340
Picanol	88	6,712
Proximus	5,681	162,623
Recticel	4,441	41,396
Resilux	61	9,956
Sioen Industries	782	19,999
Sipef	408	25,079
Solvay Class A	5,180	600,215
†Telenet Group Holding	1,893	85,063
TER Beke	48	5,923
†Tessenderlo Group	1,566	55,244
UCB	3,236	257,354
Umicore	7,923	385,350
Van de Velde	150	5,031
		5,614,166
Canada–9.24%
†5N Plus	6,300	11,935
Absolute Software	1,400	9,380
Acadian Timber Class C	800	10,251
†Advantage Oil & Gas	8,323	17,626
Aecon Group	4,300	58,015
Ag Growth International	900	32,187
AGF Management Class B	5,000	24,797
Agnico Eagle Mines	1,001	61,672
†Aimia	10,261	28,447
†Air Canada	5,006	187,009
AirBoss of America	1,300	8,780
†Alacer Gold	23,300	123,807
Alamos Gold Class A	30,274	182,391
Alaris Royalty	3,689	62,300
†Alcanna	1,420	4,866
†Alexco Resource	6,700	15,479
Algonquin Power & Utilities	4,698	66,477
Algonquin Power & Utilities (New York Shares)	6,085	86,082
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Alimentation Couche-Tard Class B	10,400	$ 330,048
†Alio Gold	3,300	2,567
AltaGas	14,234	216,818
†Amerigo Resources	14,300	6,497
Andrew Peller Class A	1,500	13,642
ARC Resources	23,100	145,515
†Argonaut Gold	26,900	40,395
†Aritzia	5,300	77,752
†Asanko Gold	4,900	4,641
Atco Class I	2,000	76,655
†Athabasca Oil	26,708	12,135
†Aurora Cannabis	1,847	3,968
†Aurora Cannabis (New York Shares)	7,306	15,781
AutoCanada	1,479	14,112
†B2Gold	107,560	431,549
Badger Daylighting	1,700	46,004
Bank of Montreal	6,853	531,120
Bank of Montreal (New York Shares)	11,744	910,160
Bank of Nova Scotia	2,100	118,621
Bank of Nova Scotia (New York Shares)	14,291	807,299
Barrick Gold	8,322	154,578
Barrick Gold (New York Shares)	8,349	155,208
†Bausch Health Companies	14,262	426,719
†Baytex Energy	33,894	48,810
BCE	1,429	66,204
BCE (New York Shares)	1,020	47,277
Birchcliff Energy	22,653	45,182
Bird Construction	622	3,425
†Black Diamond Group	2,500	4,139
†BlackBerry	5,967	38,369
†BlackBerry (New York Shares)	21,078	135,321
BMTC Group	600	4,805
†Bombardier Class B	61,646	91,623
Bonavista Energy	10,324	4,850
Bonterra Energy	2,713	8,232
Boralex Class A	4,896	92,223
Brookfield Asset Management (New York Shares) Class A	2,564	148,199
BRP	1,341	61,098
CAE	2,800	74,132
CAE (New York Shares)	7,974	210,992
Calian Group	600	17,789
Cameco	9,736	86,522
Cameco (New York Shares)	10,637	94,669
Canaccord Genuity Group	4,253	15,852
†Canacol Energy	4,600	16,543

LVIP Dimensional International Core Equity Fund–9

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Canada Goose Holdings	2,268	$ 82,192
Canadian Imperial Bank of Commerce	3,492	290,590
Canadian Imperial Bank of Commerce (New York Shares)	6,405	532,896
Canadian National Railway	6,953	628,899
Canadian Natural Resources	13,955	451,357
Canadian Natural Resources (New York Shares)	23,024	744,826
Canadian Pacific Railway	2,943	470,689
Canadian Tire Class A	2,209	237,733
Canadian Utilities Class A	1,945	58,670
Canadian Western Bank	7,045	173,012
†Canfor	6,500	60,768
Canfor Pulp Products	2,900	18,670
†Canopy Growth	1,000	21,031
CanWel Building Materials Group	6,028	24,882
Capital Power	3,488	92,374
†Capstone Mining	14,500	8,486
Cardinal Energy	4,400	8,810
Cascades	8,787	75,856
CCL Industries Class B	2,000	85,203
†Celestica	7,808	64,572
Cenovus Energy	14,310	145,464
Cenovus Energy (New York Shares)	11,110	112,767
†Centerra Gold	16,927	134,655
Cervus Equipment	700	4,447
CES Energy Solutions	18,401	33,017
†CGI	4,759	398,354
†China Gold International Resources	14,900	13,540
CI Financial	13,700	229,045
Cineplex	5,656	147,438
Clearwater Seafoods	2,700	11,935
Cogeco	1,000	80,159
Cogeco Communications	1,366	119,080
Colliers International Group	500	38,928
Colliers International Group (New York Shares)	1,986	154,848
Computer Modelling Group	8,100	51,274
Constellation Software	400	388,483
†Copper Mountain Mining	18,300	10,006
Corby Spirit & Wine	700	8,291
Corus Entertainment Class B	12,100	49,572
Cott	5,200	71,039
Cott (New York Shares)	3,177	43,461
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Crescent Point Energy	32,727	$ 145,924
Crescent Point Energy (New York Shares)	2,503	11,188
†Crew Energy	5,725	2,513
†CRH Medical	1,667	5,784
†Denison Mines	25,260	10,504
†Descartes Systems Group	700	29,904
†Detour Gold	13,595	263,200
Dollarama	4,400	151,224
Dorel Industries Class B	1,100	5,066
DREAM Unlimited Class A	8,238	74,225
†Dundee Precious Metals	9,200	39,533
ECN Capital	26,530	97,862
E-L Financial Class L	139	88,733
†Eldorado Gold	16,921	135,887
Element Fleet Management	29,835	254,800
Emera	1,809	77,721
Empire	6,415	150,476
Enbridge	6,033	239,870
Enbridge (New York Shares)	8,260	328,500
Encana	78,893	369,499
†Endeavour Mining	2,394	45,223
†Endeavour Silver	5,900	14,221
Enerflex	7,900	74,404
Enerplus	12,700	90,466
Enerplus (New York Shares)	17,501	124,782
Enghouse Systems	2,400	89,047
Ensign Energy Services	9,100	19,972
Equitable Group	556	46,820
†ERO Copper	1,900	34,545
Evertz Technologies	1,800	24,757
Exchange Income	808	27,808
Exco Technologies	2,400	14,656
Extendicare	8,400	54,596
Fairfax Financial Holdings	800	375,644
Fiera Capital	3,700	33,366
Finning International	9,900	192,884
First Capital Real Estate Investment Trust	4,300	68,446
†First Majestic Silver	7,428	91,123
First National Financial	1,200	35,190
First Quantum Minerals	13,914	141,117
FirstService	1,600	148,926
Fortis	2,463	102,196
Fortis (New York Shares)	3,390	140,753
†Fortuna Silver Mines	15,827	64,476
Franco-Nevada	598	61,773
Frontera Energy	5,800	43,772
Gamehost	1,600	10,449
†GDI Integrated Facility Services	100	2,605

LVIP Dimensional International Core Equity Fund–10

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Gear Energy	24,579	$ 8,896
Genworth MI Canada	2,441	106,810
George Weston	2,361	187,309
Gibson Energy	9,872	202,146
Gildan Activewear	1,700	50,258
Gildan Activewear (New York Shares)	6,109	180,399
GMP Capital	8,500	12,633
goeasy	900	48,204
†Golden Star Resources	3,060	11,594
GoldMoney	6,400	9,216
†Gran Tierra Energy	33,675	43,826
†Great Canadian Gaming	3,973	131,684
Great-West Lifeco	5,869	150,324
†Guyana Goldfields	5,522	2,977
†Heroux-Devtek	2,187	32,168
High Liner Foods	3,400	21,549
†Home Capital Group	4,712	119,601
Horizon North Logistics	13,100	12,408
Hudbay Minerals	11,499	47,641
Hudbay Minerals (New York Shares)	5,664	23,506
Husky Energy	11,284	90,547
Hydro One	4,900	94,638
Ia Financial	5,623	308,874
†IAMGOLD	30,700	114,663
†IBI Group	2,100	9,380
IGM Financial	1,300	37,322
†Imperial Metals	3,600	5,711
Imperial Oil	2,500	66,131
Imperial Oil (New York Shares)	2,828	74,857
Information Services	1,000	11,829
Innergex Renewable Energy	8,151	105,830
Intact Financial	535	57,853
Inter Pipeline	18,300	317,648
†Interfor	7,236	81,747
†International Petroleum	5,091	22,425
†Intertain Group	1,100	10,148
Intertape Polymer Group	4,327	55,381
Jamieson Wellness	900	17,847
Just Energy Group	7,146	11,997
Just Energy Group (New York Shares)	2,000	3,360
K-Bro Linen	800	25,906
†Kelt Exploration	13,500	50,630
Keyera	10,176	266,595
†Kinaxis	600	46,215
†Kinross Gold	118,832	563,710
Kirkland Lake Gold	6,400	282,112
Lassonde Industries Class A	100	11,973
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Laurentian Bank of Canada	3,387	$ 115,886
Leon's Furniture	1,469	18,858
Linamar	4,576	173,131
Loblaw	4,033	208,087
Lucara Diamond	28,465	18,633
Lundin Mining	49,009	292,873
Magellan Aerospace	1,000	10,827
Magna International	3,400	186,423
Magna International (New York Shares)	14,921	818,268
†Major Drilling Group International	6,566	28,670
Manulife Financial	9,853	200,012
Manulife Financial (New York Shares)	24,477	496,638
Maple Leaf Foods	3,822	76,172
Martinrea International	9,900	109,098
†Mav Beauty Brands	2,800	8,733
Medical Facilities	3,953	14,612
†MEG Energy	17,838	101,515
Methanex	200	7,724
Methanex (New York Shares)	2,161	83,479
Metro Class A	3,171	130,864
Morguard	200	30,958
Morneau Shepell	2,000	52,043
†Mountain Province Diamonds	4,500	3,985
MTY Food Group Class I	600	25,639
Mullen Group	8,500	60,679
National Bank of Canada	12,322	683,970
†New Gold	59,077	52,319
†New Gold (New York Shares)	2,694	2,371
NFI Group	4,300	88,248
Norbord	1,200	32,094
Norbord (New York Shares)	1,896	50,680
North American Construction Group	1,200	14,545
North American Construction Group (New York Shares)	1,200	14,544
North West	2,700	56,826
Northland Power	6,846	143,399
Nutrien (New York Shares)	9,138	437,802
†NuVista Energy	9,000	22,109
†Obsidian Energy	2,971	2,128
OceanaGold	55,514	109,014
Onex	2,700	170,851
Open Text	5,859	258,206
Osisko Gold Royalties	5,240	50,925

LVIP Dimensional International Core Equity Fund–11

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Osisko Gold Royalties (New York Shares)	2,306	$ 22,391
†Painted Pony Energy	8,554	5,006
Pan American Silver	12,956	306,901
Pan American Silver (New York Shares)	7,043	166,849
†Paramount Resources Class A	4,400	25,549
†Parex Resources	13,860	257,764
Park Lawn	600	13,534
Parkland Fuel	5,321	195,499
Pason Systems	5,362	54,134
Pembina Pipeline	2,484	92,080
Pembina Pipeline (New York Shares)	999	37,023
Peyto Exploration & Development	14,495	42,417
†PHX Energy Services	2,800	6,102
Pizza Pizza Royalty	900	6,771
†Points International	700	10,689
Polaris Infrastructure	900	8,490
Pollard Banknote	800	12,321
†Precision Drilling	13,907	19,384
†Precision Drilling (New York Shares)	5,200	7,280
†Premier Gold Mines	23,496	35,645
Premium Brands Holdings	1,400	98,066
†Pretium Resources	2,371	26,384
Quarterhill	21,100	27,136
Quebecor Class B	7,600	193,958
Recipe Unlimited	1,200	18,002
Restaurant Brands International	3,369	214,820
Richelieu Hardware	3,600	75,213
Ritchie Bros Auctioneers	2,700	115,965
Rocky Mountain Dealerships	1,200	5,951
Rogers Communications Class B	500	24,828
Rogers Communications (New York Shares) Class B	3,360	166,891
Rogers Sugar	5,200	19,702
†Roxgold	25,200	20,183
Royal Bank of Canada	6,035	477,530
Royal Bank of Canada (New York Shares)	21,091	1,670,407
Russel Metals	7,540	128,730
†Sandstorm Gold	8,400	62,682
Saputo	3,200	99,064
Secure Energy Services	14,200	55,332
†SEMAFO	21,500	44,704
†Seven Generations Energy Class A	21,796	142,168
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Shaw Communications Class B	13,277	$ 269,390
ShawCor	5,185	50,031
†Shopify Class A	200	79,519
Sienna Senior Living	1,900	26,717
†Sierra Wireless	900	8,587
†Sierra Wireless (Nasdaq Stock Market)	507	4,842
Sleep Country Canada Holdings	1,300	20,233
†Spin Master	1,100	33,494
Sprott	5,700	13,081
†SSR Mining	5,462	105,114
†SSR Mining (New York Shares)	2,603	50,134
Stantec	2,500	70,656
Stantec (New York Shares)	2,136	60,449
†Stars Group	11,897	310,393
Stella-Jones	1,500	43,341
†Storm Resources	6,000	7,578
Sun Life Financial	2,300	104,873
Sun Life Financial (New York Shares)	5,990	272,964
Suncor Energy	13,192	432,368
Suncor Energy (New York Shares)	32,355	1,061,244
†SunOpta	4,163	10,408
Superior Plus	13,700	132,511
Surge Energy	21,900	19,226
†Tamarack Valley Energy	22,160	34,130
†Taseko Mines	18,300	8,878
TC Energy	4,138	220,597
Teck Resources Class B	8,254	143,144
Teck Resources (New York Shares) Class B	16,425	285,302
†TeraGo	1,800	12,309
†Teranga Gold	9,160	49,519
TFI International	6,800	229,206
Thomson Reuters	400	28,613
Thomson Reuters (New York Shares)	300	21,480
Tidewater Midstream and Infrastructure	18,184	16,384
Timbercreek Financial	8,565	65,496
TMX Group	1,918	166,092
TORC Oil & Gas	13,034	45,068
†Torex Gold Resources	6,800	107,455
Toromont Industries	1,400	76,105
Toronto-Dominion Bank	6,200	347,731
Toronto-Dominion Bank (New York Shares)	12,647	709,876
Total Energy Services	3,299	16,310
Tourmaline Oil	16,200	189,876
TransAlta	17,688	126,406

LVIP Dimensional International Core Equity Fund–12

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
TransAlta (New York Shares)	11,388	$ 81,538
TransAlta Renewables	7,364	88,013
Transcontinental Class A	7,600	92,882
TransGlobe Energy	13,800	19,235
†Trican Well Service	12,870	11,299
†Trisura Group	500	15,506
†Turquoise Hill Resources	33,041	24,172
Uni-Select	3,100	27,191
Vermilion Energy	3,928	64,219
Vermilion Energy (New York Shares)	7,129	116,630
Wajax	3,200	36,471
†Wesdome Gold Mines	14,900	116,694
West Fraser Timber	3,400	149,977
Western Forest Products	44,500	41,808
Westshore Terminals Investment	4,267	62,269
Wheaton Precious Metals (New York Shares)	3,517	104,631
Whitecap Resources	36,400	155,574
†WildBrain	9,347	11,301
Winpak	995	35,998
WSP Global	444	30,318
Yamana Gold	59,084	233,870
†Yangarra Resources	11,300	12,009
		40,127,886
Chile–0.03%
Antofagasta	11,124	135,089
		135,089
China–0.00%
BOE Varitronix	37,000	11,966
		11,966
Colombia–0.03%
Millicom International Cellular SDR	2,571	123,469
		123,469
Denmark–1.63%
†ALK-Abello Class A	462	113,387
Alm Brand	4,979	44,208
Ambu Class B	3,180	53,319
AP Moller - Maersk Class A	37	50,153
AP Moller - Maersk Class B	74	106,726
†Bang & Olufsen	1,372	7,208
†Bavarian Nordic	821	21,145
Brodrene Hartmann	211	9,629
Carlsberg Class B	1,750	261,163
Chr Hansen Holding	1,749	138,989
Coloplast Class B	1,356	168,227
Columbus	4,653	6,740
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
D/S Norden	2,354	$ 37,703
Danske Bank	9,118	147,514
†Demant	3,982	125,404
Dfds	1,943	94,790
†Drilling	701	46,286
DSV	4,176	481,298
FLSmidth & Co.	2,804	111,820
†Genmab	722	160,575
GN Store Nord	8,046	378,489
H Lundbeck	2,308	88,236
†H+H International Class B	1,148	21,506
ISS	10,565	253,505
Jeudan	76	14,374
†Jyske Bank	4,167	152,056
Matas	3,162	26,153
†Nilfisk Holding	2,249	49,221
†NKT	979	23,652
NNIT	488	8,175
Novo Nordisk ADR	2,700	156,276
Novo Nordisk Class B	18,789	1,088,801
Novozymes Class B	4,468	218,643
Orsted	1,547	159,998
Pandora	9,193	399,909
Per Aarsleff Holding Class B	1,112	35,774
Ringkjoebing Landbobank	2,978	229,770
Rockwool International Class A	198	42,788
Rockwool International Class B	377	89,397
Royal Unibrew	3,696	338,549
Scandinavian Tobacco Group Class A	4,192	51,127
Schouw & Co.	1,091	91,710
SimCorp	1,742	198,078
Solar Class B	701	31,463
Spar Nord Bank	6,082	59,069
Sydbank	3,568	74,875
Topdanmark	2,824	139,211
Tryg	3,198	94,809
Vestas Wind Systems	2,330	235,345
†Vestjysk Bank	29,090	13,493
†Zealand Pharma	3,070	108,480
		7,059,216
Finland–1.57%
Ahlstrom-Munksjo	2,126	34,149
Aktia Bank	2,558	26,807
Alma Media	1,259	11,241
Asiakastieto Group	540	19,080
Aspo	1,168	9,983
Atria	742	8,356
Cargotec	2,638	89,546
Caverion	2,398	19,340

LVIP Dimensional International Core Equity Fund–13

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Finland (continued)
†Citycon	3,899	$ 40,958
Cramo	3,362	49,930
Elisa	5,266	290,913
Finnair	3,430	22,643
Fiskars	2,492	31,497
Fortum	12,643	312,073
†F-Secure	2,413	8,247
Huhtamaki	6,975	323,751
Kemira	9,101	135,433
Kesko Class A	1,170	77,169
Kesko Class B	4,036	285,684
Kone Class B	3,839	251,024
Konecranes	2,164	66,541
Lassila & Tikanoja	2,818	49,753
Metsa Board	12,062	81,141
Metso	7,029	277,681
Neste	18,939	658,985
Nokia (London Stock Exchange)	27,536	101,852
Nordea Bank	43,095	350,229
Olvi Class A	1,276	58,969
Oriola Class B	10,932	24,846
Orion Class A	1,279	58,775
Orion Class B	6,779	313,947
Outokumpu	12,925	40,735
†Outotec	8,669	56,055
Ponsse	944	32,825
Raisio Class V	7,392	28,191
Revenio Group	804	23,674
Sampo Class A	7,604	332,014
Sanoma	5,246	55,579
†Stockmann Class B	1,585	3,660
Stora Enso Class R	34,862	507,269
Tieto	2,711	84,295
Tikkurila	2,609	42,025
Tokmanni Group	5,246	74,262
UPM-Kymmene	26,342	913,922
Uponor	3,944	51,568
Vaisala Class A	1,389	49,468
Valmet	8,041	192,822
Wartsila	14,166	156,584
YIT	10,352	69,238
		6,804,729
France–7.73%
Accor	4,172	195,379
Actia Group	1,052	5,086
†Adevinta	1,612	19,096
Aeroports de Paris	555	109,630
†Air France-KLM	27,389	304,888
Air Liquide	6,408	907,107
Airbus	6,515	953,532
Akka Technologies	780	57,308
AKWEL	593	13,436
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Albioma	2,606	$ 76,002
Alstom	3,766	178,393
Alten	1,534	193,577
Altran Technologies	10,359	164,535
Amundi	1,465	114,866
Arkema	5,566	591,248
Assystem	625	22,644
Atos	3,208	267,434
Aubay	366	13,733
AXA	21,049	592,864
Axway Software	477	6,635
†Bastide le Confort Medical	242	10,234
Beneteau	1,847	22,437
Bigben Interactive	645	11,605
BioMerieux	869	77,347
BNP Paribas	10,140	600,890
Boiron	873	35,645
†Bollore	22,317	97,364
Bonduelle SCA	924	24,149
Bouygues	10,454	444,190
Bureau Veritas	12,042	314,185
Burelle	10	9,176
Capgemini	2,414	294,878
Carrefour	17,822	298,865
Casino Guichard Perrachon	2,697	126,152
†CGG	51,187	166,221
Chargeurs	804	15,584
Cie de Saint-Gobain	15,146	620,108
Cie des Alpes	1,081	36,195
Cie Generale des Etablissements Michelin	6,771	828,618
Cie Plastic Omnium	5,008	139,875
CNP Assurances	4,598	91,444
Coface	10,017	123,260
Creditricole	12,603	182,718
Danone	8,573	710,647
Dassault Aviation	6	7,874
Dassault Systemes	710	116,713
Derichebourg	9,326	38,183
Devoteam	479	50,774
Edenred	5,523	285,596
Eiffage	6,266	716,914
Electricite de France	18,049	200,998
Electricite de Strasbourg	55	7,280
Elior Group	6,149	90,355
Elis	11,423	237,044
Engie	29,577	477,742
Eramet	660	33,936
EssilorLuxottica	1,127	171,672
†Esso SA Francaise	184	4,706
Etablissements Maurel et Prom	5,157	16,313
Europcar Mobility Group	8,623	41,920

LVIP Dimensional International Core Equity Fund–14

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Eutelsat Communications	17,127	$ 278,373
Exel Industries Class A	95	4,966
Faurecia	5,221	281,283
†Fnac Darty	1,519	89,964
Gaztransport Et Technigaz	1,367	130,949
Getlink	5,663	98,522
GL Events	866	23,362
Groupe Crit	390	32,197
Groupe Open	435	5,328
Guerbet	783	36,273
Haulotte Group	610	3,627
Hermes International	366	273,503
†ID Logistics Group	130	26,306
Iliad	1,980	256,633
Imerys	3,007	127,093
Ingenico Group	3,520	382,204
Ipsen	679	60,169
IPSOS	3,099	100,635
Jacquet Metal Service	1,315	22,745
JCDecaux	3,720	114,667
Kaufman & Broad	1,637	67,940
Kering	872	572,397
Korian	5,007	235,438
Lagardere SCA	13,189	287,449
Le Belier	321	13,106
Lectra	2,401	60,193
Legrand	5,876	478,778
Linedata Services	218	6,529
LISI	2,070	69,774
LNA Sante	292	16,229
L'Oreal	1,065	315,377
LVMH Moet Hennessy Louis Vuitton	3,132	1,455,153
Maisons du Monde	2,540	36,953
Maisons France Confort	195	8,049
Manitou BF	943	22,689
Manutan International	120	8,265
Mersen	822	31,488
Metropole Television	1,918	36,101
Natixis	24,220	107,529
Neopost	2,076	50,252
Nexans	2,914	142,153
Nexity	3,489	175,252
Oeneo	52	804
Orange	57,631	848,138
Orange ADR	1,900	27,721
Orpea	1,465	187,828
Pernod Ricard	690	123,371
Peugeot	35,699	852,928
†Pierre & Vacances	210	4,758
Plastivaloire	1,424	11,053
Publicis Groupe	8,167	369,735
Rallye	1,545	17,538
†Recylex	1,894	7,213
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Renault	5,120	$ 242,244
Rexel	23,697	314,851
Robertet	45	46,590
Rothschild & Co.	2,248	64,553
Rubis SCA	3,539	217,341
Safran	2,291	353,735
Sanofi	5,165	519,221
Sartorius Stedim Biotech	594	98,411
Savencia	292	20,111
Schneider Electric	5,599	574,656
SCOR	7,550	316,904
SEB	1,269	188,463
Societe BIC	1,971	137,074
Societe Generale	20,294	706,019
Societe pour l'Informatique Industrielle	665	21,408
Sodexo	2,048	242,704
†SOITEC	1,058	111,199
†Solocal Group	24,875	15,402
Somfy	487	47,798
Sopra Steria Group	904	145,511
SPIE	4,989	101,626
Stef	359	32,376
STMicroelectronics	22,956	617,221
STMicroelectronics (New York Shares)	1,700	45,747
Suez	9,314	140,885
Synergie	615	20,144
Tarkett	4,534	73,235
†Technicolor	9,951	7,640
Teleperformance	2,918	711,576
Television Francaise 1	5,220	43,329
Thales	2,815	292,140
Thermador Groupe	504	29,963
TOTAL	49,793	2,747,958
TOTAL ADR	4,971	274,896
Trigano	575	60,692
†Ubisoft Entertainment	6,574	454,094
Union Financiere de France BQE S.A.	430	9,550
Valeo	14,901	525,001
†Vallourec	20,867	65,819
†Valneva	3,136	9,040
Veolia Environnement	8,376	222,764
Vetoquinol	184	13,292
Vicat	1,860	84,185
Vilmorin & Cie	478	25,870
Vinci	7,748	860,402
Vivendi	3,266	94,591
†Worldline	672	47,601
		33,560,012
Germany–7.12%
1&1 Drillisch	2,546	65,024

LVIP Dimensional International Core Equity Fund–15

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
7C Solarparken	3,700	$ 14,485
Aareal Bank	4,128	139,854
adidas	2,051	666,716
ADO Properties	1,211	43,604
†ADVA Optical Networking	4,994	45,318
All for One Steeb	186	10,849
Allgeier	430	16,351
Allianz	3,947	967,125
Amadeus Fire	302	50,175
Atoss Software	81	13,038
Aurubis	2,276	139,135
BASF	21,008	1,582,672
Basler	144	8,787
Bauer	962	16,294
Bayer	22,385	1,819,824
Bayer ADR	980	19,874
Bayerische Motoren Werke	9,330	764,180
BayWa	899	28,379
Bechtle	1,129	157,642
Beiersdorf	687	82,185
Bertrandt	580	36,628
bet-at-home.com	209	12,402
Bilfinger	2,294	88,610
Borussia Dortmund & Co.	7,028	69,373
Brenntag	8,908	483,319
CANCOM	1,820	106,948
Carl Zeiss Meditec Class B	390	49,581
†CECONOMY	8,889	53,736
CENIT	409	6,285
CENTROTEC Sustainable	677	12,500
Cewe Stiftung & Co.	635	75,346
Commerzbank	43,134	266,396
CompuGroup Medical	1,663	118,918
Continental	5,418	700,170
†Corestate Capital Holding	853	35,880
Covestro	11,417	531,234
CropEnergies	1,890	23,278
CTS Eventim & Co.	3,351	210,253
Daimler	26,214	1,449,222
†Delivery Hero	802	63,566
Deutsche Bank	39,833	308,647
Deutsche Bank (New York Shares)	10,580	82,312
Deutsche Boerse	3,641	570,955
Deutsche Lufthansa	15,507	285,439
Deutsche Pfandbriefbank	14,973	243,860
Deutsche Post	15,374	584,583
Deutsche Telekom	78,677	1,285,753
Deutsche Telekom ADR	4,300	70,047
Deutsche Wohnen	5,631	229,051
Deutz	14,839	92,349
DIC Asset	3,885	69,289
Dr Hoenle	138	6,842
Draegerwerk & Co.	124	5,508
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Duerr	3,943	$ 134,461
E.ON	57,318	612,550
Eckert & Ziegler	210	44,604
†EDAG Engineering Group	532	6,027
Elmos Semiconductor	625	19,980
†ElringKlinger	2,669	24,430
Energiekontor	647	15,412
Evonik Industries	4,945	151,032
†Evotec	4,456	114,882
Fielmann	1,757	141,806
First Sensor	589	25,007
Francotyp-Postalia Holding Class A	3,861	14,942
Fraport Frankfurt Airport Services Worldwide	1,932	163,998
Freenet	12,360	283,384
Fresenius & Co.	9,939	559,302
Fresenius Medical Care & Co.	8,557	630,033
FUCHS PETROLUB	1,252	55,999
GEA Group	5,721	189,180
Gerresheimer	2,539	196,371
Gesco	598	12,651
GFT Technologies	1,564	20,421
Grand City Properties	5,470	131,286
†H&R & Co.	1,285	7,697
Hamburger Hafen und Logistik	2,777	76,149
Hannover Rueck	1,211	233,498
Hapag-Lloyd	1,517	130,174
HeidelbergCement	3,729	270,967
†Heidelberger Druckmaschinen	22,239	28,587
Hella & Co.	4,241	234,363
Henkel & Co.	607	57,053
HOCHTIEF	1,187	151,124
HolidayCheck Group	3,631	10,887
Hornbach Baumarkt	449	11,836
Hornbach Holding & Co.	973	70,396
HUGO BOSS	3,703	179,240
Indus Holding	1,375	59,722
Infineon Technologies	34,567	781,019
Isra Vision	465	20,269
Jenoptik	1,446	41,148
K+S	12,746	158,728
KION Group	5,935	408,134
Kloeckner & Co.	4,304	30,319
Koenig & Bauer	782	24,428
Krones	579	43,628
KWS Saat	195	12,621
LANXESS	5,727	384,530
LEG Immobilien	1,920	226,745
Leifheit	726	19,259
†Leoni	1,918	22,108

LVIP Dimensional International Core Equity Fund–16

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
†LPKF Laser & Electronics	1,161	$ 20,576
†Manz	413	9,914
Merck	1,723	203,131
METRO	19,411	312,346
MLP	5,144	32,312
MTU Aero Engines	1,934	551,046
Muenchener Rueckversicherungs-Gesellschaft in Muenchen Class R	1,528	450,902
Nemetschek	2,793	183,999
New Work	145	47,493
Nexus	689	26,741
†Nordex	2,860	38,298
Norma Group	2,584	109,657
OHB	563	27,471
†OSRAM Licht	3,640	165,565
Paragon & Co.	108	1,757
PATRIZIA Immobilien	1,736	38,695
Pfeiffer Vacuum Technology	579	103,265
†PNE	7,182	32,063
Porsche Automobil Holding	3,828	284,031
ProSiebenSat.1 Media	17,596	274,548
Puma	2,358	180,816
†PVA TePla	1,053	18,014
†QIAGEN	825	28,110
QSC	11,002	12,983
Rational	114	91,327
Rheinmetall	3,893	446,379
RHOEN-KLINIKUM	858	16,823
RIB Software	1,099	27,711
RWE	9,213	282,304
S&T	2,163	51,340
SAF-Holland	3,803	31,567
Salzgitter	2,683	59,223
SAP	3,198	430,445
Sartorius	1,144	244,544
Scout24	3,115	206,130
Secunet Security Networks	79	12,406
Siemens	2,924	381,850
Siltronic	896	90,024
Sixt	1,046	104,897
Sixt Leasing	985	12,407
†SMA Solar Technology	506	19,531
Software	1,442	50,207
Stabilus	1,248	84,649
STRATEC Biomedical	196	13,411
Stroeer & Co.	2,308	185,946
Suedzucker	6,877	125,973
†SUESS MicroTec	815	10,970
Surteco Group	396	10,019
Symrise	2,556	268,658
†TAG Immobilien	5,096	126,563
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Takkt	2,185	$ 30,833
†Talanx	2,814	139,270
Technotrans	604	12,669
†Tele Columbus	2,040	6,398
Telefonica Deutschland Holding	52,063	150,903
thyssenkrupp	15,032	201,987
TLG Immobilien	2,739	87,408
Uniper	7,284	240,748
United Internet	8,958	293,368
VERBIO Vereinigte BioEnergie	2,083	27,292
Volkswagen	1,062	205,693
Vonovia	7,604	408,406
Vossloh	415	17,199
Wacker Chemie	1,267	95,724
Wacker Neuson	1,488	28,394
Washtec	765	46,080
Wirecard	1,819	219,340
Wuestenrot & Wuerttembergische	1,974	42,868
†Zalando	276	13,919
		30,929,714
■Hong Kong–2.58%
Agritrade Resources	340,000	25,307
AIA Group	69,200	726,430
Allied Properties	148,000	29,439
†Applied Development Holdings	125,000	3,240
APT Satellite Holdings	27,500	10,305
ASM Pacific Technology	21,700	301,037
Bank of East Asia	35,326	78,882
BOC Aviation	16,200	164,759
BOC Hong Kong Holdings	56,500	196,133
Bright Smart Securities & Commodities Group	48,000	8,624
=†Brightoil Petroleum Holdings	123,000	17,758
=†Burwill Holdings	208,000	1,423
Cafe de Coral Holdings	48,000	113,712
Cathay Pacific Airways	31,000	45,830
Century City International Holdings	124,000	9,230
†China Display Optoelectronics Technology Holdings	192,000	15,030
China New Higher Education Group	36,000	13,998
Chong Hing Bank	21,000	35,789
Chow Sang Sang Holdings International	15,000	18,653
Chow Tai Fook Jewellery Group	32,000	30,594

LVIP Dimensional International Core Equity Fund–17

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Chuang's Consortium International	88,000	$ 16,488
CITIC Telecom International Holdings	159,000	57,950
CK Asset Holdings	19,680	142,063
CK Hutchison Holdings	70,180	669,170
CK Infrastructure Holdings	17,000	120,972
CK Life Sciences International Holdings	84,000	9,379
CLP Holdings	23,500	246,994
CNQC International Holdings	42,500	6,054
†Cosmopolitan International Holdings	72,000	16,262
Cowell e Holdings	68,000	16,406
CSI Properties	300,000	10,780
Dah Sing Banking Group	19,600	26,209
Dah Sing Financial Holdings	13,200	52,005
Eagle Nice International Holdings	4,000	1,561
Emperor International Holdings	106,000	23,534
†Esprit Holdings	109,700	22,102
Fairwood Holdings	6,000	15,307
Far East Consortium International	111,000	54,273
†FIH Mobile	344,000	66,661
First Pacific	172,000	58,494
†First Shanghai Investments	16,000	924
Fountain SET Holdings	70,000	11,229
Galaxy Entertainment Group	30,000	220,987
Get Nice Holdings	752,000	21,714
Giordano International	126,000	37,999
Global Brands Group Holding	35,800	2,940
=†Gold-Finance Holdings	80,000	277
†Goodbaby International Holdings	98,000	21,757
Great Eagle Holdings	14,000	47,162
†Great Harvest Maeta Group Holdings	75,000	15,977
Guoco Group	4,000	67,759
Guotai Junan International Holdings	144,000	25,502
Haitong International Securities Group	204,864	62,309
Hang Lung Group	42,000	103,810
Hang Lung Properties	50,000	109,724
Hang Seng Bank	10,700	221,077
Hanison Construction Holdings	16,639	2,392
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Henderson Land Development	30,412	$ 149,283
HK Electric Investments	62,000	61,107
HKBN	29,000	48,604
HKR International	50,160	20,856
HKT Trust	170,000	239,544
Hong Kong & China Gas	67,680	132,193
Hong Kong Exchanges & Clearing	13,852	449,746
†Hong Kong Finance Investment Holding Group	158,000	16,424
Hongkong & Shanghai Hotels	42,500	45,542
Hongkong Land Holdings	23,300	133,975
Hysan Development	13,000	50,967
†I-CABLE Communications	16,026	132
IGG	53,000	39,109
IT	50,000	11,999
ITC Properties Group	31,000	4,774
Jacobson Pharma	86,000	18,983
Johnson Electric Holdings	29,500	67,084
Kerry Logistics Network	28,500	48,937
Kerry Properties	27,000	85,758
Kingston Financial Group	186,000	19,096
Kowloon Development	35,000	43,883
Lai Sun Development	30,300	40,129
Lai Sun Garment International	14,200	18,041
†Landing International Development	96,000	10,841
Li & Fung	524,000	57,159
Lifestyle International Holdings	28,500	32,698
Liu Chong Hing Investment	10,000	13,655
L'Occitane International	27,750	65,740
Luk Fook Holdings International	30,000	86,432
†Macau Legend Development	150,000	20,982
Man Wah Holdings	160,800	114,528
Melco International Development	53,000	148,955
Melco Resorts & Entertainment ADR	600	14,502
Miramar Hotel & Investment	13,000	26,193
MTR	14,788	87,392
NagaCorp	106,000	185,003
Nameson Holdings	38,000	2,975
New World Development	295,077	404,428
†NewOcean Energy Holdings	62,000	9,389

LVIP Dimensional International Core Equity Fund–18

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
NWS Holdings	48,058	$ 67,348
=†Pacific Andes International Holdings	338,000	1,187
Pacific Basin Shipping	309,000	65,033
Pacific Textiles Holdings	82,000	56,299
†PC Partner Group	28,000	8,085
PCCW	346,000	204,697
Pico Far East Holdings	58,000	17,864
Polytec Asset Holdings	88,500	11,357
Power Assets Holdings	20,000	146,298
PRADA	21,600	89,257
Public Financial Holdings	24,000	9,794
Regal Hotels International Holdings	18,000	9,979
Regina Miracle International Holdings	29,000	18,459
Sa International Holdings	124,445	28,108
Samsonite International	102,600	246,220
Shangri-La Asia	84,000	87,748
Shenwan Hongyuan	20,000	3,208
Singamas Container Holdings	72,000	7,946
Sino Land	91,726	133,252
SITC International Holdings	132,000	160,928
Sitoy Group Holdings	26,000	3,503
SmarTone Telecommunications Holdings	33,500	25,795
Soundwill Holdings	5,000	6,352
Stella International Holdings	14,000	22,458
Sun Hung Kai & Co.	54,000	25,710
Sun Hung Kai Properties	8,000	122,480
SUNeVision Holdings	49,000	33,139
Swire Pacific Class A	15,500	144,014
Swire Pacific Class B	22,500	33,668
Swire Properties	12,800	42,462
Tao Heung Holdings	2,000	329
Techtronic Industries	30,500	248,742
Television Broadcasts	19,200	30,159
Texwinca Holdings	36,000	8,917
TK Group Holdings	26,000	13,013
†TOM Group	44,000	7,115
Tradelink Electronic Commerce	74,000	10,921
Transport International Holdings	13,600	35,255
Tsui Wah Holdings	20,000	1,104
United Laboratories International Holdings	36,000	26,241
Vitasoy International Holdings	38,000	137,764
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
VPower Group International Holdings	11,000	$ 3,557
VSTECS Holdings	32,000	16,427
VTech Holdings	12,100	119,567
WH Group	460,500	475,729
Wharf Holdings	50,000	127,177
Wharf Real Estate Investment	17,000	103,737
Wheelock & Co.	24,000	160,004
Wing On Co. International	3,000	8,316
Wing Tai Properties	16,000	10,554
Xinyi Glass Holdings	140,000	185,414
Yue Yuen Industrial Holdings	52,000	153,485
		11,195,589
Ireland–0.83%
AIB Group	39,465	137,496
Bank of Ireland Group	51,381	281,369
C&C Group	21,795	117,355
Cairn Homes	11,595	16,388
†CRH	865	34,610
CRH ADR	27,141	1,094,596
Flutter Entertainment	642	78,440
Irish Continental Group	13,703	74,394
James Hardie Industries CDI	9,134	178,641
Kerry Group Class A	1,304	162,506
Kingspan Group	7,952	485,681
Paddy Power Betfair	3,425	416,261
†Permanent TSB Group Holdings	929	1,190
Smurfit Kappa Group	13,172	506,193
UDG Healthcare	2,468	26,349
		3,611,469
Isle Of Man–0.08%
GVC Holdings	29,211	342,123
		342,123
Israel–0.70%
†Africa Israel Properties	560	23,271
†Airport City	2,584	48,500
Alrov Properties and Lodgings	323	14,778
†Arko Holdings	22,824	11,104
Ashtrom Group	3,232	48,396
Ashtrom Properties	3,364	21,509
†Azorim-Investment Development & Construction	7,634	15,483
Azrieli Group	798	58,349
Bank Hapoalim	19,151	158,885
Bank Leumi Le-Israel	25,891	188,486

LVIP Dimensional International Core Equity Fund–19

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
Bayside Land	42	$ 32,279
†Bezeq The Israeli Telecommunication	60,878	48,920
Big Shopping Centers	149	14,472
Blue Square Real Estate	300	21,214
†Brack Capital Properties	39	4,016
Camtek	1,050	11,545
†Cellcom Israel	6,426	20,451
†Clal Insurance Enterprises Holdings	2,208	33,171
Danel Adir Yeoshua	234	21,778
Delek Automotive Systems	3,464	22,259
Delek Group	304	46,206
Delta Galil Industries	368	10,037
†El Al Israel Airlines	17,349	4,838
Elbit Systems	270	42,033
Elbit Systems (New York Shares)	192	29,772
Electra	116	51,495
Electra Consumer Products 1970	515	9,522
†Electra Real Estate	1,339	7,898
†Equital	1,353	40,120
†First International Bank of Israel	2,222	64,273
Formula Systems 1985	762	51,855
Fox Wizel	1,055	48,056
Gilat Satellite Networks	1,455	11,511
Hadera Paper	295	11,780
Harel Insurance Investments & Financial Services	9,588	74,826
Hilan	1,352	54,420
IDI Insurance	189	6,896
†Industrial Buildings	8,736	23,856
Inrom Construction Industries	2,596	11,269
Israel Chemicals	16,283	76,622
Israel Discount Bank Class A	34,449	159,711
†Kamada	634	4,351
Kerur Holdings	403	11,131
Magic Software Enterprises	2,500	24,350
Malam - Team	207	39,286
Matrix IT	2,451	49,335
Maytronics	4,037	33,726
Mega Or Holdings	1,052	25,982
†Mehadrin	38	1,527
Menora Mivtachim Holdings	2,003	29,285
Migdal Insurance & Financial Holding	29,788	28,121
Mizrahi Tefahot Bank	4,998	133,153
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
Naphtha Israel Petroleum	2,641	$ 15,785
†Nawi Brothers	1,174	8,469
Neto ME Holdings	91	5,618
†Nice	211	32,726
†Nice ADR	848	131,567
†Nova Measuring Instruments	1,159	44,101
Oil Refineries	183,266	92,023
One Software Technologies	180	13,766
OPC Energy	1,809	15,364
†Partner Communications	7,166	31,895
Paz Oil	555	78,574
Phoenix Holdings	7,112	43,002
Plasson Industries	216	9,658
Plus500	1,010	11,853
Rami Levy Chain Stores Hashikma Marketing 2006	414	23,809
Scope Metals Group	396	9,060
Shapir Engineering and Industry	3,168	19,338
Shikun & Binui	16,387	75,403
Shufersal	9,132	58,125
Strauss Group	1,682	51,581
Tadiran Holdings	507	21,729
†Teva Pharmaceutical Industries ADR	7,854	76,969
†Tower Semiconductor	4,961	119,362
YH Dimri Construction & Development	672	19,732
		3,045,618
Italy–2.62%
A2A	66,441	124,766
ACEA	3,282	67,917
Amplifon	7,582	218,204
Aquafil	1,318	9,314
†Arnoldo Mondadori Editore	9,603	22,208
Ascopiave	4,301	18,405
Assicurazioni Generali	10,992	226,928
Atlantia	5,027	117,325
Autogrill	10,024	104,937
Avio	1,339	20,817
Azimut Holding	9,520	227,469
=†Banca Carige	7,846	2
Banca Farmafactoring	6,455	38,662
Banca Generali	2,086	67,813
Banca IFIS	2,288	35,957
†Banca Monte dei Paschi di Siena	3,450	5,417
Banca Popolare di Sondrio	26,099	61,710
†Banco BPM	134,908	307,047

LVIP Dimensional International Core Equity Fund–20

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
Banco di Desio e della Brianza	4,685	$ 13,348
BasicNet	1,798	10,487
BE	10,569	14,938
Biesse	435	7,249
BPER Banca	36,635	184,331
Brembo	10,246	127,211
Brunello Cucinelli	1,247	44,177
Buzzi Unicem	2,778	70,025
Cementir Holding	2,477	18,682
Cerved Group	9,640	94,073
CIR-Compagnie Industriali Riunite	21,107	25,759
CNH Industrial	24,670	270,874
Credito Emiliano	13,304	77,510
†Credito Valtellinese	477,622	38,169
Danieli & C Officine Meccaniche	1,426	26,201
Davide Campari-Milano	8,725	79,723
De' Longhi	2,087	44,164
DiaSorin	1,484	192,190
doValue	1,975	27,249
Enav	10,451	62,366
Enel	138,122	1,097,217
Eni	64,567	1,002,805
ERG	2,382	51,354
Esprinet	1,533	8,907
Falck Renewables	8,814	47,103
Ferrari	2,515	417,580
Fiera Milano	2,272	13,966
†Fincantieri	11,573	11,958
FinecoBank Banca Fineco	20,424	245,002
Geox	789	1,046
Gruppo MutuiOnline	1,221	27,460
†Guala Closures	317	2,589
Hera	47,402	207,622
†Illimity Bank	2,200	25,196
IMA Industria Macchine Automatiche	1,092	78,535
†IMMSI	4,790	3,023
Interpump Group	4,707	149,104
Intesa Sanpaolo	132,655	349,438
Iren	32,369	100,284
Italgas	18,912	115,622
†Juventus Football Club	33,533	46,921
Leonardo	22,711	266,339
Maire Tecnimont	9,843	27,339
MARR	2,026	46,247
Massimo Zanetti Beverage Group	2,053	13,495
†Mediaset	31,335	93,577
Mediobanca Banca di Credito Finanziario	28,003	308,328
Moncler	7,433	334,540
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
†OVS	20,195	$ 45,489
Piaggio & C	13,390	41,274
Poste Italiane	8,006	90,971
Prima Industrie	237	4,363
Prysmian	2,156	52,044
RAI Way	7,667	52,729
Recordati	1,750	73,771
Reno de Medici	19,356	17,869
Reply	1,161	90,496
Rizzoli Corriere Della Sera Mediagroup	17,359	19,649
Sabaf	510	7,666
†Safilo Group	2,772	3,464
†Saipem	34,349	167,991
†Salini Impregilo	8,251	14,854
Salvatore Ferragamo	3,358	70,679
Saras	40,141	64,603
Servizi Italia	1,444	4,843
Sesa	667	35,650
Snam	37,804	198,766
Societa Cattolica di Assicurazioni SC	15,820	129,128
Societa Iniziative Autostradali e Servizi	2,139	35,846
SOL	1,200	14,147
Technogym	3,868	50,341
†Telecom Italia	370,997	231,691
†Telecom Italia ADR	6,900	42,642
Terna Rete Elettrica Nazionale	34,565	231,168
†Tinexta	1,206	15,682
Tod's	380	17,571
UniCredit	45,677	667,659
Unieuro	1,596	23,979
Unione di Banche Italiane	89,656	293,073
Unipol Gruppo	39,682	227,817
UnipolSai Assicurazioni	40,163	116,807
Zignago Vetro	1,349	19,217
		11,370,160
Japan–23.73%
77 Bank	4,800	79,886
A&D	2,600	25,264
ABC-Mart	500	34,131
Achilles	800	13,314
Adastria	1,600	36,406
ADEKA	5,200	78,338
Adtec Plasma Technology	1,800	26,843
Advan	1,200	13,698
Advantest	3,800	214,313
Aeon	12,600	260,018
Aeon Delight	900	32,317
Aeon Fantasy	1,000	26,808
AEON Financial Service	5,600	88,237

LVIP Dimensional International Core Equity Fund–21

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Aeon Hokkaido	2,300	$ 16,738
Aeon Mall	3,000	53,213
Aeria	1,700	14,586
AGC	8,900	318,246
Agro-Kanesho	800	12,227
Ahresty	1,900	9,709
Ai Holdings	2,600	46,014
Aica Kogyo	1,900	62,695
Aichi	3,200	21,795
Aichi Bank	600	20,548
Aichi Steel	1,200	41,974
Aichi Tokei Denki	500	20,289
Aida Engineering	5,700	50,974
†Aiful	25,600	59,314
Ain Holdings	1,500	95,396
Air Water	9,700	141,539
Airport Facilities	2,700	13,734
Aisan Industry	2,000	14,410
Aisin Seiki	8,100	300,021
Ajinomoto	12,100	201,432
Ajis	700	20,615
Akatsuki	400	21,439
†Akebono Brake Industry	7,100	15,788
Akita Bank	1,500	30,392
Albis	600	12,442
Alconix	1,500	19,662
Alfresa Holdings	2,300	46,725
Alinco	2,100	24,778
Alpen	2,200	35,790
Alps Alpine	15,024	341,035
Altech	1,980	35,658
Amada Holdings	8,900	101,226
Amano	2,700	82,274
Amiyaki Tei	300	10,338
ANA Holdings	1,000	33,384
Anest Iwata	1,300	12,511
Anritsu	1,300	25,731
AOKI Holdings	3,000	31,025
Aomori Bank	1,800	48,130
Aoyama Trading	3,400	47,845
Aozora Bank	5,000	132,094
Arakawa Chemical Industries	1,000	14,995
Arata	800	33,071
Arcland Sakamoto	1,600	18,227
Arcland Service Holdings	500	8,626
Arcs	3,000	63,032
Arealink	700	8,635
Ariake Japan	300	22,299
Artnature	2,200	16,819
Asahi	1,900	24,628
Asahi Diamond Industrial	3,600	21,128
Asahi Group Holdings	5,800	264,599
Asahi Holdings	3,300	81,855
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Asahi Intecc	5,600	$ 163,975
Asahi Kasei	28,400	318,887
Asahi Kogyosha	500	16,014
ASAHI YUKIZAI	1,500	24,467
Asante	800	14,932
Asanuma	500	21,733
Asia Pile Holdings	1,700	9,399
Asics	4,800	79,639
ASKA Pharmaceutical	2,200	25,331
Astellas Pharma	30,900	527,462
Ateam	900	9,024
Atom	4,300	40,084
†Atrae	1,000	34,317
Autobacs Seven	1,800	28,347
Avex	2,600	29,949
Awa Bank	3,000	66,894
Axial Retailing	1,200	41,848
Azbil	2,400	67,598
Bandai Namco Holdings	3,500	212,913
Bando Chemical Industries	1,500	12,664
Bank of Iwate	1,400	36,910
Bank of Kochi	500	4,168
Bank of Kyoto	2,400	102,338
Bank of Nagoya	700	21,782
Bank of Okinawa	1,580	53,023
Bank of Saga	1,500	23,967
Bank of the Ryukyus	3,500	38,268
Bank of Toyama	500	11,275
Baroque Japan	2,900	25,927
BayCurrent Consulting	1,000	51,054
Belc	900	45,813
Bell System24 Holdings	3,000	47,041
Belluna	3,800	24,729
Benefit One	3,600	74,309
Benesse Holdings	1,200	31,542
Bic Camera	5,500	62,621
BML	1,000	28,688
Bourbon	500	8,117
Bridgestone	12,200	453,231
Broadleaf	3,800	23,176
Bronco Billy	900	22,972
Brother Industries	11,500	237,512
Bunka Shutter	4,300	37,890
C Uyemura & Co.	300	22,456
Calbee	1,700	55,388
Can Do	500	7,553
Canon	10,400	284,632
Canon Electronics	1,900	36,524
Canon Marketing Japan	1,600	37,022
Capcom	2,600	71,968
Carlit Holdings	2,400	13,898
Casio Computer	5,600	111,908
Cawachi	1,700	34,444

LVIP Dimensional International Core Equity Fund–22

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Central Glass	3,800	$ 92,790
Central Japan Railway	1,100	221,176
Central Security Patrols	900	51,720
Central Sports	600	17,587
Charm Care	3,000	27,548
Chiba Bank	15,400	88,549
Chiba Kogyo Bank	4,900	17,722
Chilled & Frozen Logistics Holdings	700	9,198
Chiyoda	1,800	26,492
Chori	700	14,197
Chubu Electric Power	4,500	63,611
Chubu Shiryo	900	13,282
Chuetsu Pulp & Paper	800	12,192
Chugai Pharmaceutical	500	46,048
Chugai Ro	300	5,029
Chugoku Bank	8,100	82,092
Chugoku Electric Power	5,300	69,669
Chugoku Marine Paints	4,600	43,791
Chukyo Bank	700	14,265
CI Takiron	4,000	26,970
Citizen Watch	19,000	103,476
CKD	1,100	18,252
CK-San-Etsu	100	3,118
Cleanup	2,500	16,334
CMIC Holdings	800	13,538
CMK	2,400	14,711
Coca-Cola Bottlers Japan Holdings	3,275	83,677
cocokara fine	600	34,842
Coco's Japan	700	10,579
Colowide	2,900	59,959
Computer Engineering & Consulting	800	14,996
COMSYS Holdings	3,000	85,933
Comture	1,000	21,468
Concordia Financial Group	28,969	118,967
CONEXIO	1,700	25,283
Cosel	2,200	23,658
Cosmo Energy Holdings	5,100	116,759
Cosmos Pharmaceutical	300	62,194
Create Restaurants Holdings	3,100	53,154
Create SD Holdings	1,300	33,236
Credit Saison	9,200	159,563
CTI Engineering	400	8,278
CTS	2,700	19,150
CyberAgent	2,600	90,573
Cybozu	2,000	27,118
Dai Nippon Printing	5,200	140,647
Dai Nippon Toryo	2,000	21,490
Daibiru	3,600	43,168
Daicel	16,200	154,878
Dai-Dan	900	23,112
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Daido Metal	3,800	$ 26,486
Daido Steel	1,500	65,530
Daifuku	2,300	139,000
Daihatsu Diesel Manufacturing	2,100	13,689
Daihen	800	26,354
Daiho	1,000	26,299
Dai-Ichi Cutter Kogyo	1,200	20,056
Daiichi Jitsugyo	600	21,075
Daiichi Kigenso Kagaku-Kogyo	1,000	8,253
Dai-ichi Life Holdings	14,800	243,908
Daiichi Sankyo	900	59,440
Dai-ichi Seiko Class C	300	7,238
Daiichikosho	1,300	68,146
Daiken	800	14,509
Daiken Medical	2,500	15,239
Daiki Aluminium Industry	3,000	20,860
Daikin Industries	2,800	395,051
Daikoku Denki	900	13,563
Daikokutenbussan	800	23,616
Daikyonishikawa	4,000	31,101
Dainichiseika Color & Chemicals Manufacturing	600	17,333
Daio Paper	5,600	76,340
Daiseki	500	14,385
Daishi Hokuetsu Financial Group	3,050	84,525
Daito Pharmaceutical	600	17,440
Daito Trust Construction	1,900	234,795
Daiwa House Industry	15,500	479,831
Daiwa Securities Group	42,900	216,577
Daiwabo Holdings	1,400	85,879
Daiyu Lic Holdings	1,600	13,995
DCM Holdings	8,000	77,917
DD Holdings	800	11,603
Denka	5,500	163,502
Denso	4,200	189,682
Dentsu	4,500	155,051
Descente	600	11,300
Dexerials	2,900	29,175
DIC	5,000	137,992
Digital Arts	500	25,564
Digital Garage	400	16,715
Digital Hearts Holdings	1,000	9,179
Dip	4,500	132,928
Disco	500	117,413
DKS	600	24,191
DMG Mori	7,100	108,631
Doshisha	3,500	57,881
Doutor Nichires Holdings	1,900	37,713
Dowa Holdings	3,400	126,214
DTS	2,200	51,103

LVIP Dimensional International Core Equity Fund–23

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
DyDo Group Holdings	700	$ 29,538
Eagle Industry	2,500	25,844
Earth	600	31,320
East Japan Railway	2,500	225,655
Ebara	3,600	108,702
Ebara Foods Industry	800	16,326
Ebara Jitsugyo	600	12,227
Eco's	1,500	23,592
EDION	6,600	73,295
EF-ON	960	6,562
eGuarantee	2,400	27,581
†E-Guardian	700	13,043
Ehime Bank	2,500	26,917
Eidai	3,200	10,510
Eiken Chemical	1,600	29,613
Eisai	300	22,448
Eizo	1,600	57,023
Elecom	1,300	52,592
Electric Power Development	1,300	31,554
Elematec	1,500	15,831
EM Systems	4,600	41,072
Endo Lighting	1,600	10,656
†Enigmo	2,400	19,573
en-japan	1,400	60,849
Enplas	400	13,115
EPS Holdings	2,100	26,660
eRex	2,300	38,304
ES-Con Japan	1,800	15,448
ESPEC	900	18,432
Excel	600	8,756
Exedy	2,000	45,243
Ezaki Glico	800	35,667
F@N Communications	2,300	10,129
FALCO HOLDINGS	900	15,224
FamilyMart UNY Holdings	1,800	43,109
Fancl	1,900	50,586
FANUC	500	92,332
Fast Retailing	600	356,444
FCC	2,600	56,245
†FDK	1,200	10,093
Feed One	9,200	15,742
Ferrotec Holdings	2,600	21,974
FIDEA Holdings	18,000	22,893
Fields	5,200	30,963
Financial Products Group	6,000	57,896
FINDEX	1,400	17,352
First Bank of Toyama	3,100	9,783
First Brothers	1,700	21,326
First Juken	1,000	11,680
Fixstars	1,500	21,371
FJ Next	1,500	15,795
Foster Electric	2,200	38,643
FP	1,000	59,405
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
France Bed Holdings	1,400	$ 12,389
Freund	1,800	12,773
F-Tech	1,100	8,010
Fudo Tetra	490	7,714
Fuji	3,100	20,062
Fuji Aichi	3,500	63,956
Fuji Ehime	600	10,668
Fuji Electric	4,400	133,660
Fuji Kyuko	1,000	38,669
Fuji Miyagi	700	15,386
Fuji Oil	6,500	14,478
Fuji Oil Holdings	1,700	45,729
Fuji Pharma	1,200	14,666
Fuji Seal International	2,700	59,885
Fuji Soft	1,000	38,511
Fujibo Holdings	300	9,718
Fujicco	600	10,725
FUJIFILM Holdings	1,700	81,185
Fujikura	24,000	98,752
Fujikura Composites	3,700	16,455
Fujikura Kasei	1,700	9,145
Fujimori Kogyo	900	28,489
Fujisash	13,300	11,805
†Fujita Kanko	400	10,367
Fujitec	1,500	24,285
Fujitsu	3,200	300,979
Fujitsu Frontech	700	8,720
Fujitsu General	3,600	80,787
Fukuda	400	17,960
Fukui Bank	1,800	32,212
Fukui Computer Holdings	500	16,205
Fukuoka Financial Group	8,100	154,759
Fukushima Bank	1,600	4,072
Fukushima Industries	700	26,212
Fukuyama Transporting	1,400	50,847
FULLCAST Holdings	1,000	22,698
Funai Soken Holdings	1,800	40,726
Furukawa	3,300	43,466
Furukawa Battery	2,300	17,530
Furukawa Electric	5,600	143,356
Furuno Electric	2,500	30,764
Furusato Industries	500	8,152
Furuya Metal	600	32,288
Furyu	2,700	26,573
Fuso Chemical	1,200	35,465
Fuso Pharmaceutical Industries	400	7,524
Futaba Industrial	7,100	49,787
Future	2,000	33,154
Fuyo General Lease	1,500	100,897
G-7 Holdings	1,600	35,716
Gakken Holdings	600	42,844
Gakkyusha	900	11,666
Gecoss	900	9,134

LVIP Dimensional International Core Equity Fund–24

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Geo Holdings	3,500	$ 43,168
Geostr	1,400	6,588
Giken	800	36,806
GLOBERIDE	700	17,438
Glory	2,200	66,482
GMO Cloud	800	18,554
GMO Financial Holdings	2,700	14,661
GMO internet	4,400	83,224
GMO Payment Gateway	800	54,785
Godo Steel	1,200	30,929
Goldcrest	1,400	26,707
Goldwin	800	58,614
GS Yuasa	5,000	107,772
G-Tekt	1,700	27,019
†GungHo Online Entertainment	980	20,762
Gunma Bank	28,900	101,362
Gunze	1,100	49,134
Gurunavi	3,200	28,471
H2O Retailing	7,100	79,363
HABA Laboratories	400	25,991
Hachijuni Bank	15,400	66,985
Hagihara Industries	1,300	20,632
Hagiwara Electric Holdings	400	10,409
Hakudo	1,100	15,894
Hakuhodo DY Holdings	5,200	83,673
Hakuto	1,300	16,180
Halows	800	19,677
Hamakyorex	1,000	32,708
Hamamatsu Photonics	1,000	40,980
Hankyu Hanshin Holdings	4,600	196,768
Hanwa	2,100	54,955
Happinet	800	10,333
Harada Industry	1,800	16,964
Harima Chemicals Group	2,600	28,554
Harmonic Drive Systems	1,200	57,529
Haseko	18,700	251,026
Hazama Ando	15,000	130,447
Heiwa	2,000	41,882
Heiwa Real Estate	1,500	41,254
Heiwado	2,200	41,658
Helios Techno Holding	2,500	10,534
Hibino	500	11,838
Hiday Hidaka	792	14,622
Hikari Tsushin	500	125,649
Hino Motors	14,600	154,402
Hioki EE	100	3,470
Hirakawa Hewtech	600	8,840
†Hiramatsu	4,200	11,149
Hirata	700	45,095
Hirose Electric	405	51,772
Hiroshima Bank	17,900	87,076
HIS	1,900	54,516
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Hisamitsu Pharmaceutical	400	$ 19,481
Hitachi	15,900	670,912
Hitachi Capital	5,900	154,907
Hitachi Chemical	3,100	129,877
Hitachi Construction Machinery	4,300	128,086
Hitachi High-Technologies	1,500	106,229
Hitachi Metals	6,200	91,262
Hitachi Transport System	3,500	98,527
Hitachi Zosen	8,800	33,143
Hochiki	1,300	20,903
Hodogaya Chemical	400	15,411
Hogy Medical	1,600	52,202
Hokkaido Coca-Cola Bottling	200	6,939
Hokkaido Electric Power	9,500	46,183
Hokkan Holdings	800	15,295
Hokkoku Bank	1,900	60,114
Hokuetsu	9,600	49,352
Hokuetsu Industries	2,000	24,083
Hokuhoku Financial Group	7,700	80,709
†Hokuriku Electric Power	7,900	57,648
Hokuto	600	10,894
Honda Motor	23,100	653,766
Honda Motor ADR	4,400	124,564
Honda Tsushin Kogyo	2,400	12,170
H-One	800	6,187
Honeys Holdings	2,400	39,455
Honma Golf	17,500	12,307
Hoosiers Holdings	1,000	6,556
Horiba	2,600	173,352
Hoshizaki	200	17,832
Hosiden	5,300	66,963
Hosokawa Micron	600	25,690
House Foods Group	1,300	44,347
Howa Machinery	1,300	10,067
Hoya	3,600	343,663
Hulic	3,100	37,325
Hyakugo Bank	12,500	39,673
Hyakujushi Bank	2,400	47,421
Ibiden	5,600	133,323
IBJ	1,500	17,030
IBJ Leasing	1,900	59,383
Ichibanya	600	31,673
Ichigo	17,500	73,686
Ichiken	800	13,214
Ichikoh Industries	2,000	13,843
Ichinen Holdings	1,200	17,596
Ichiyoshi Securities	4,600	27,021
Idec	2,000	41,108
Idemitsu Kosan	9,796	270,680
IDOM	9,500	54,604
Ihara Science	1,200	16,302
IHI	8,900	208,269

LVIP Dimensional International Core Equity Fund–25

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Iida Group Holdings	3,500	$ 61,339
Iino Kaiun Kaisha	5,000	16,953
IJT Technology Holdings	2,700	18,924
IMAGICA GROUP	1,900	10,566
Imasen Electric Industrial	600	5,359
Inaba Denki Sangyo	1,800	45,653
Inaba Seisakusho	900	11,834
Inabata & Co.	2,800	41,832
Inageya	600	8,231
I-Net	1,100	15,304
Infocom	800	19,603
Infomart	7,800	70,389
Information Services International-Dentsu	900	35,657
Innotech	4,500	46,336
Inpex	26,500	274,533
Intage Holdings	2,000	17,075
Internet Initiative Japan	2,800	75,459
Inui Global Logistics	2,200	23,858
I-O Data Device	1,400	13,790
IR Japan Holdings	800	35,577
Iriso Electronics	1,300	57,268
Iseki & Co.	2,300	35,033
Isetan Mitsukoshi Holdings	15,200	136,492
Ishihara Sangyo Kaisha	1,600	15,242
†Istyle	4,000	23,907
Isuzu Motors	21,700	256,511
Ito En	1,300	65,167
ITOCHU	5,500	127,472
Itochu Enex	3,700	31,182
Itochu Techno-Solutions	2,100	59,140
Itochu-Shokuhin	300	14,396
Itoham Yonekyu Holdings	12,400	79,919
Itoki	4,300	21,078
IwaiCosmo Holdings	2,000	23,890
Iwaki & Co.	2,300	9,655
Iwasaki Electric	900	12,220
Iwatani	3,000	102,023
Iyo Bank	16,900	95,333
Izumi	1,800	64,833
J Front Retailing	10,400	145,052
J Trust	7,800	30,566
JAC Recruitment	1,300	23,097
Jaccs	1,400	35,818
Jalux	300	6,823
Jamco	400	5,305
Janome Sewing Machine	1,000	3,809
Japan Airlines	5,400	168,134
Japan Airport Terminal	500	27,743
Japan Asia Group	4,000	14,194
†Japan Asset Marketing	3,900	3,121
Japan Aviation Electronics Industry	4,000	80,699
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Japan Cash Machine	2,400	$ 19,761
†Japan Display	40,900	29,767
Japan Elevator Service Holdings	1,000	25,106
Japan Exchange Group	11,300	198,937
Japan Investment Adviser	700	9,663
Japan Lifeline	2,500	34,016
Japan Material	2,100	34,777
Japan Meat	800	16,624
Japan Medical Dynamic Marketing	1,400	29,887
Japan Post Holdings	16,800	157,995
Japan Property Management Center	1,500	17,626
Japan Pulp & Paper	800	30,698
Japan Securities Finance	8,700	41,516
Japan Steel Works	5,500	107,436
Japan Tobacco	19,400	432,553
Japan Transcity	3,000	15,095
Japan Wool Textile	4,700	48,546
JCU	2,100	62,029
Jeol	1,400	42,270
JFE Holdings	12,900	165,525
JGC	9,200	146,427
Jimoto Holdings	19,300	20,133
JINS	600	40,548
JK Holdings	1,500	8,774
JMS	1,500	11,355
J-Oil Mills	700	27,752
Joshin Denki	1,000	23,725
JSP	1,400	25,095
JSR	8,400	153,658
JTEKT	9,900	116,950
Juki	2,600	20,847
Juroku Bank	1,800	42,174
Justsystems	900	50,324
JVC Kenwood	16,000	40,057
JXTG Holdings	94,450	428,669
Kadoya Sesame Mills	300	10,533
Kaga Electronics	1,700	38,938
Kagome	1,300	31,127
Kajima	21,300	283,187
Kakaku.com	2,700	68,939
Kaken Pharmaceutical	1,800	99,316
Kakiyasu Honten	700	19,690
Kameda Seika	300	13,732
Kamei	1,600	19,601
Kamigumi	5,100	112,108
Kanaden	1,100	13,780
Kanagawa Chuo Kotsu	400	14,955
Kanamic Network	1,800	13,061
Kanamoto	2,500	64,313
Kandenko	7,000	67,097
Kaneka	2,900	92,876

LVIP Dimensional International Core Equity Fund–26

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kaneko Seeds	900	$ 12,102
Kanematsu	6,800	91,371
Kanematsu Electronics	800	26,699
Kansai Electric Power	7,500	86,886
Kansai Mirai Financial Group	3,022	19,387
Kansai Paint	2,000	48,858
Kansai Super Market	1,600	15,391
Kanto Denka Kogyo	4,200	39,156
Kao	6,100	503,098
Kasai Kogyo	2,600	20,392
Kato Sangyo	1,200	39,322
Kato Works	400	6,012
KAWADA TECHNOLOGIES	200	12,271
Kawai Musical Instruments Manufacturing	900	32,373
Kawasaki Heavy Industries	8,900	194,525
†Kawasaki Kisen Kaisha	4,000	67,511
KDDI	43,700	1,303,848
Keihan Holdings	3,300	160,237
Keihanshin Building	2,700	35,435
Keihin	3,600	84,079
Keikyu	4,300	82,900
Keio	1,000	60,509
Keisei Electric Railway	1,800	69,749
Keiyo	3,000	15,733
Keiyo Bank	9,000	51,855
Kenedix	6,500	33,837
Kenko Mayonnaise	500	11,262
Kewpie	5,500	123,571
Key Coffee	700	14,872
Keyence	1,400	491,594
KFC Holdings Japan	700	20,460
KH Neochem	1,600	34,117
Kikkoman	700	34,268
Kintetsu Department Store	700	24,811
Kintetsu Group Holdings	2,300	124,751
Kintetsu World Express	2,900	50,385
Kirin Holdings	11,400	248,823
Kirindo Holdings	500	9,849
Ki-Star Real Estate	600	11,775
Kitagawa	600	13,215
Kita-Nippon Bank	400	8,239
Kitano Construction	300	7,194
Kitanotatsujin	3,800	25,248
Kito	2,000	31,392
Kitz	5,100	35,901
Kiyo Bank	4,100	61,925
†KLab	4,300	31,997
†KNT-CT Holdings	600	8,117
Koa	2,000	24,852
Koatsu Gas Kogyo	2,000	16,224
Kobayashi Pharmaceutical	300	25,410
Kobe Bussan	2,400	82,570
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†Kobe Electric Railway	500	$ 18,248
Kobe Steel	32,400	173,604
Kohnan Shoji	1,900	44,634
Koito Manufacturing	2,400	111,134
Kojima	4,600	22,158
Kokuyo	5,700	85,037
Komatsu	23,600	566,434
Komatsu Matere	1,700	12,687
Komatsu Wall Industry	700	14,707
KOMEDA Holdings	1,800	35,101
Komehyo	1,100	11,610
Komeri	3,000	64,439
Konaka	2,400	9,393
Konami Holdings	1,600	65,748
Kondotec	2,100	21,956
Konica Minolta	22,700	147,870
Konishi	1,200	16,930
Konoike Transport	1,600	24,255
Konoshima Chemical	1,400	11,588
Kose	600	87,458
Koshidaka Holdings	3,600	54,396
Kotobuki Spirits	1,000	73,826
Kourakuen Holdings	500	9,510
Krosaki Harima	500	29,347
KRS	600	10,645
K's Holdings	8,100	105,899
Kubota	6,700	105,212
Kumagai Gumi	1,700	51,707
Kumiai Chemical Industry	4,770	43,642
Kura	700	34,746
Kurabo Industries	800	18,544
Kuraray	16,700	202,368
Kureha	1,400	84,068
Kurimoto	800	15,901
Kurita Water Industries	3,900	115,732
Kuriyama Holdings	1,400	10,038
Kusuri no Aoki Holdings	600	37,569
KYB	1,900	56,335
Kyodo Printing	400	10,900
Kyoei Steel	2,300	44,819
Kyokuto Boeki Kaisha	700	13,975
Kyokuto Kaihatsu Kogyo	2,300	33,668
Kyokuto Securities	1,000	6,794
Kyokuyo	500	13,186
KYORIN Holdings	3,200	55,769
Kyoritsu Maintenance	1,700	80,510
Kyoritsu Printing	3,400	5,235
Kyosan Electric Manufacturing	4,100	23,411
Kyowa Exeo	3,700	93,596
Kyudenko	2,400	70,709
Kyushu Electric Power	5,900	51,188
Kyushu Financial Group	17,800	76,548
Kyushu Railway	2,200	73,651

LVIP Dimensional International Core Equity Fund–27

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
LAC	800	$ 8,280
†Laox	4,600	11,245
Lasertec	4,800	243,432
Lawson	1,400	79,468
LEC	1,800	21,821
†Leopalace21	13,100	42,607
Life	900	21,389
†LIFULL	5,900	29,998
Linical	1,000	10,264
Link And Motivation	1,400	8,131
Lintec	2,900	64,562
Lion	2,000	38,877
LIXIL Group	9,600	165,666
LIXIL VIVA	2,100	37,653
Look Holdings	1,600	18,341
†M&A Capital Partners	400	16,195
M3	8,000	241,245
Mabuchi Motor	2,100	79,287
Macnica Fuji Electronics Holdings	4,600	78,655
Macromill	3,300	31,604
Maeda	6,900	67,174
Maeda Kosen	900	17,897
Maeda Road Construction	2,700	65,917
Makino Milling Machine	2,100	95,420
Makita	1,000	34,535
Mamezou Holdings	1,400	18,913
Mani	2,100	60,033
Marubeni	15,500	114,520
Marubun	2,400	14,080
Marudai Food	1,600	33,340
Maruha Nichiro	2,200	56,322
Marui Group	5,300	129,227
Maruka Machinery	900	19,254
Marusan Securities	3,900	17,405
Maruwa	400	30,938
Maruwa Unyu Kikan	800	17,556
Maruzen CHI Holdings	3,500	11,883
Maruzen Showa Unyu	800	23,459
Marvelous	2,500	16,659
Matching Service Japan	900	12,371
Matsuda Sangyo	800	11,863
Matsui Securities	2,800	22,205
Matsumotokiyoshi Holdings	3,400	131,631
Matsuyafoods Holdings	200	8,311
Max	1,000	20,023
Maxell Holdings	3,000	40,535
Maxvalu Tokai	500	10,753
Mazda Motor	14,300	121,856
McDonald's Holdings	1,000	48,179
MCJ	5,000	38,217
Mebuki Financial Group	36,090	92,014
Medical System Network	4,100	20,301
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Medipal Holdings	3,200	$ 70,625
Megachips	1,800	30,834
Megmilk Snow Brand	3,500	79,701
Meidensha	2,200	48,509
MEIJI Holdings	2,600	175,708
Meiko Electronics	1,200	26,793
Meiko Network Japan	1,900	17,990
Meisei Industrial	2,100	18,742
Meitec	1,600	89,896
Menicon	1,400	58,588
METAWATER	400	15,995
Michinoku Bank	2,000	27,418
Micronics Japan	1,100	12,343
Mie Kotsu Group Holdings	2,500	14,136
Mikuni	1,600	5,175
Milbon	800	45,362
MIMAKI ENGINEERING	3,000	14,165
Mimasu Semiconductor Industry	1,100	22,053
MINEBEA MITSUMI	10,332	213,419
Ministop	600	8,079
Miraca Holdings	4,000	97,972
Mirait Holdings	6,200	93,699
Miroku Jyoho Service	900	27,058
=†Misawa Homes	1,400	15,410
MISUMI Group	3,600	89,100
Mitani	600	34,623
Mitani Sekisan	800	26,398
Mito Securities	5,800	11,768
Mitsuba	2,400	16,281
Mitsubishi	12,100	320,545
Mitsubishi Chemical Holdings	37,900	282,400
Mitsubishi Electric	28,300	385,324
Mitsubishi Estate	10,800	206,657
Mitsubishi Gas Chemical	6,700	102,069
Mitsubishi Heavy Industries	8,600	333,481
Mitsubishi Kakoki Kaisha	700	12,462
Mitsubishi Logisnext	3,300	41,783
Mitsubishi Logistics	3,000	78,035
Mitsubishi Materials	5,500	149,268
Mitsubishi Motors	30,100	125,465
Mitsubishi Paper Mills	2,100	9,372
Mitsubishi Pencil	1,400	20,940
Mitsubishi Research Institute	500	19,748
Mitsubishi Shokuhin	1,200	33,910
Mitsubishi Steel Manufacturing	600	5,920
Mitsubishi Tanabe Pharma	4,600	84,387
Mitsubishi UFJ Financial Group	115,200	622,810

LVIP Dimensional International Core Equity Fund–28

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Mitsubishi UFJ Financial Group ADR	29,200	$ 158,556
Mitsubishi UFJ Lease & Finance	21,000	135,191
Mitsuboshi Belting	1,000	19,219
Mitsui Chemicals	9,300	226,542
†Mitsui E&S Holdings	6,300	50,969
Mitsui Fudosan	3,900	95,316
Mitsui High-Tec	900	14,037
Mitsui Matsushima Holdings	1,700	18,885
Mitsui Mining & Smelting	4,500	119,338
Mitsui OSK Lines	5,200	143,002
Mitsui Sugar	1,800	37,576
Mitsui-Soko Holdings	1,000	18,826
Mixi	3,600	68,254
Miyaji Engineering Group	900	16,657
Miyazaki Bank	900	22,416
Mizuho Financial Group	245,800	378,635
Mizuho Financial Group ADR	5,700	17,613
Mizuno	1,700	42,948
Mochida Pharmaceutical	400	16,104
Modec	900	21,718
Monex Group	14,000	34,244
Monogatari	700	54,345
MonotaRO	2,300	61,228
MORESCO	700	9,419
Morinaga & Co.	1,800	86,440
Morinaga Milk Industry	3,200	130,476
Morita Holdings	1,100	18,246
Morito	1,400	10,027
Morozoff	400	18,893
Mory Industries	200	4,825
MS&AD Insurance Group Holdings	4,600	151,840
MTI	1,200	7,848
Mugen Estate	2,200	15,998
Murata Manufacturing	7,500	461,614
Musashi Seimitsu Industry	4,800	65,695
Musashino Bank	2,100	35,993
N Field	800	4,913
Nabtesco	4,500	132,601
NAC	2,400	22,302
Nachi-Fujikoshi	1,300	56,719
Nagano Bank	700	10,621
Nagase & Co.	9,300	137,918
Nagatanien Holdings	1,000	20,090
Nagawa	300	22,449
Nagoya Railroad	2,700	83,843
Nakabayashi	2,100	11,981
Nakamuraya	500	20,031
Nakanishi	1,200	22,869
Nakayama Steel Works	3,400	16,960
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nankai Electric Railway	2,700	$ 73,264
Nanto Bank	3,000	76,109
NEC	7,300	302,106
NEC Capital Solutions	700	16,024
NEC Networks & System Integration	800	28,334
NET One Systems	2,200	56,171
Neturen	2,000	16,342
†Nexon	6,400	84,898
Nextage	2,100	24,646
Nexyz Group	1,100	18,034
NGK Insulators	7,800	135,689
NGK Spark Plug	6,000	116,304
NH Foods	4,100	169,836
NHK Spring	13,900	125,800
Nichias	3,500	88,671
Nichiban	1,500	25,518
Nichicon	4,500	46,728
Nichiden	700	13,326
Nichiha	2,000	49,018
NichiiGakkan	3,800	57,482
Nichi-iko Pharmaceutical	2,800	34,807
Nichirei	5,500	128,481
Nichirin	1,300	23,220
Nidec	1,200	163,900
Nidec ADR	1,000	34,205
Nifco	5,000	136,545
Nihon Chouzai	400	14,014
†Nihon Dempa Kogyo	3,000	14,464
Nihon Eslead	1,400	27,962
Nihon Flush	1,100	29,936
Nihon House Holdings	2,600	11,799
Nihon Kohden	1,300	36,053
Nihon M&A Center	4,500	154,857
Nihon Nohyaku	2,400	12,743
Nihon Parkerizing	3,600	38,401
Nihon Plast	1,900	12,583
Nihon Tokushu Toryo	600	8,269
Nihon Unisys	3,400	106,654
Nihon Yamamura Glass	1,000	12,044
Nikkiso	3,300	43,247
Nikkon Holdings	4,500	112,509
Nikon	7,000	85,608
Nintendo	300	119,988
Nippo	3,000	64,464
Nippon Air Conditioning Services	1,800	14,077
Nippon Carbide Industries	800	10,936
Nippon Carbon	1,000	37,366
Nippon Chemical Industrial	600	17,312
Nippon Chemi-Con	2,100	40,019
Nippon Chemiphar	300	7,996

LVIP Dimensional International Core Equity Fund–29

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nippon Coke & Engineering	18,200	$ 13,497
Nippon Commercial Development	700	10,727
Nippon Concrete Industries	2,600	6,784
†Nippon Denko	6,400	10,168
Nippon Densetsu Kogyo	2,800	57,626
Nippon Electric Glass	3,900	86,580
Nippon Express	2,900	169,995
Nippon Flour Mills	3,700	57,166
Nippon Gas	2,900	93,028
Nippon Kayaku	5,900	73,067
Nippon Kodoshi	800	11,177
Nippon Koei	800	27,174
Nippon Light Metal Holdings	42,700	91,779
Nippon Paint Holdings	1,100	56,630
Nippon Paper Industries	4,900	82,695
Nippon Parking Development	13,600	19,298
Nippon Pillar Packing	1,300	17,948
Nippon Piston Ring	800	11,751
Nippon Road	600	37,517
Nippon Seisen	400	12,124
†Nippon Sharyo	1,700	50,468
Nippon Sheet Glass	8,700	55,068
Nippon Shinyaku	300	25,978
Nippon Shokubai	900	55,772
Nippon Signal	2,100	27,971
Nippon Soda	2,600	70,061
Nippon Steel	13,410	202,128
Nippon Steel & Sumikin Bussan	1,400	67,763
Nippon Suisan Kaisha	26,600	158,853
Nippon Telegraph & Telephone	10,400	262,846
Nippon Thompson	6,000	28,289
Nippon Yakin Kogyo	1,540	32,693
Nippon Yusen	7,400	133,375
Nipro	11,100	133,529
Nishimatsu Construction	3,000	67,497
Nishi-Nippon Financial Holdings	9,600	74,750
Nishi-Nippon Railroad	2,300	52,977
Nishio Rent All	2,000	56,986
Nissan Chemical	2,900	121,446
Nissan Motor	66,400	384,770
Nissan Shatai	4,700	44,770
Nissei ASB Machine	400	17,367
Nissei Plastic Industrial	1,500	13,764
Nissha	2,100	21,360
Nisshin Fudosan	1,500	7,516
Nisshin Oillio Group	1,900	65,798
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nisshin Seifun Group	2,100	$ 36,640
Nisshinbo Holdings	11,768	111,976
Nissin	1,000	17,370
Nissin Electric	2,100	25,945
Nissin Kogyo	3,800	76,954
Nitori Holdings	600	94,711
Nitta	1,800	53,250
Nittetsu Mining	900	41,508
Nitto Boseki	2,100	89,138
Nitto Denko	6,000	337,367
Nitto Kogyo	2,100	48,665
Nitto Kohki	1,000	21,471
Nitto Seiko	3,100	18,169
Nittoc Construction	3,400	26,688
Noda	1,000	7,917
Noevir Holdings	700	37,367
NOF	3,500	116,387
Nohmi Bosai	900	20,175
Nojima	2,100	43,731
NOK	4,500	67,121
Nomura	3,200	42,400
Nomura Holdings	29,800	153,344
Nomura Real Estate Holdings	3,300	79,151
Nomura Research Institute	2,820	60,309
Noritake	1,100	46,898
Noritsu Koki	2,200	30,430
Noritz	2,000	26,618
North Pacific Bank	17,800	39,657
NS Solutions	1,100	36,145
NS Tool	1,000	24,518
NS United Kaiun Kaisha	700	14,357
NSD	1,800	29,639
NSK	16,500	155,978
NTN	46,900	146,661
NTT Data	7,100	94,955
NTT DOCOMO	15,100	420,628
NuFlare Technology	300	32,899
Obara Group	900	30,324
Obayashi	28,200	313,208
Obic	500	67,350
Odakyu Electric Railway	4,000	93,316
Odelic	400	16,118
Oenon Holdings	3,500	12,709
Ogaki Kyoritsu Bank	3,100	67,419
Ohsho Food Service	400	23,825
Oiles	2,600	39,421
Oita Bank	1,400	35,559
Oji Holdings	45,900	248,226
Okabe	2,800	23,497
Okamoto Industries	800	29,640
Okamoto Machine Tool Works	700	19,673
Okamura	2,600	26,415

LVIP Dimensional International Core Equity Fund–30

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Okasan Securities Group	14,000	$ 50,171
Oki Electric Industry	7,000	97,353
Okinawa Cellular Telephone	800	31,381
Okinawa Electric Power	1,856	34,828
OKUMA	1,000	52,595
Okumura	2,400	65,981
Okura Industrial	800	14,652
Okuwa	2,100	28,101
Olympus	17,600	271,264
Omron	2,800	163,207
Onoken	1,400	18,182
Onward Holdings	5,500	32,806
†Open Door	1,300	18,609
Open House	3,400	97,215
Optex Group	800	12,058
Oracle	500	45,379
Organo	1,600	98,440
Orient	33,000	49,771
Oriental Land	1,400	191,018
Osaka Gas	4,000	76,493
Osaka Organic Chemical Industry	1,700	24,860
Osaka Soda	800	23,004
OSAKA Titanium Technologies	1,500	20,970
Osaki Electric	4,100	25,808
OSG	4,000	76,065
OSJB Holdings	3,400	8,427
Otsuka	1,300	51,915
Otsuka Holdings	1,800	80,234
Outsourcing	5,600	58,918
Pacific Industrial	3,500	47,671
Pacific Metals	900	21,001
Pack	700	25,254
PAL GROUP Holdings	1,100	38,387
PALTAC	900	42,991
Pan Pacific International Holdings	7,600	126,094
Panasonic	65,800	617,150
Paramount Bed Holdings	1,100	45,761
Parco	1,200	20,273
Park24	4,800	117,533
Pasona Group	2,500	36,454
PC Depot	6,200	31,453
Pegasus Sewing Machine Manufacturing	1,900	8,767
Penta-Ocean Construction	22,600	139,911
Pepper Food Service	400	4,615
†PeptiDream	1,600	81,765
Persol Holdings	3,000	56,223
Pigeon	2,400	87,879
Pilot	2,300	92,504
Piolax	900	17,349
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Plenus	1,000	$ 17,944
Pola Orbis Holdings	1,400	33,347
Poletowin Pitcrew Holdings	1,400	12,426
Press Kogyo	6,300	25,052
Pressance	2,900	35,498
Prestige International	3,400	30,694
Prima Meat Packers	2,400	55,741
Proto	1,400	15,403
PS Mitsubishi Construction	2,300	15,447
Punch Industry	1,000	4,553
Qol	1,000	13,952
Quick	700	10,625
Raito Kogyo	2,000	28,907
Rakus	2,600	47,664
†Rakuten	29,800	254,587
Rasa Industries	900	12,909
Raysum	1,600	15,726
Recruit Holdings	13,300	498,156
Relia	1,600	20,325
Relo Group	3,900	108,482
Renaissance	1,100	17,637
†Renesas Electronics	19,400	132,540
Rengo	11,000	83,804
†RENOVA	1,600	17,232
Resona Holdings	52,600	229,259
Resorttrust	6,200	105,103
Retail Partners	1,600	13,176
Rheon Automatic Machinery	1,500	21,577
Ricoh	18,100	196,955
Ricoh Leasing	1,500	56,564
Ride On Express Holdings	1,100	21,717
Right On	2,400	13,207
Riken	400	15,236
Riken Keiki	800	17,276
Riken Technos	2,900	14,231
Riken Vitamin	500	19,138
Ringer Hut	400	9,239
Rinnai	1,500	117,224
Rion	1,000	29,159
Riso Kagaku	700	12,306
Riso Kyoiku	9,000	31,839
Rock Field	900	12,614
Rohm	2,800	223,409
Rohto Pharmaceutical	3,000	90,780
Rokko Butter	1,000	15,741
Roland DG	1,500	29,884
Rorze	1,000	39,733
Round One	5,000	48,351
Royal Holdings	1,700	38,484
RS Technologies	400	13,894
Ryobi	1,600	28,435

LVIP Dimensional International Core Equity Fund–31

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Ryoden	1,300	$ 19,703
Ryohin Keikaku	6,000	139,838
Ryosan	1,600	41,208
S Foods	800	20,862
S&B Foods	600	23,382
Sac's Bar Holdings	900	7,576
Saibu Gas	1,000	23,219
Saizeriya	1,500	36,615
Sakai Chemical Industry	1,000	22,800
Sakai Heavy Industries	300	8,292
Sakai Moving Service	500	31,878
Sakai Ovex	600	10,310
Sakata INX	2,800	30,307
Sakura Internet	2,500	16,830
Sala	1,600	9,347
SAMTY	1,800	37,022
San ju San Financial Group	1,440	22,810
San-A Class A	600	26,705
San-Ai Oil	4,300	46,573
†Sanden Holdings	1,000	7,713
Sanei Architecture Planning	1,000	15,080
Sangetsu	1,100	20,742
San-In Godo Bank	14,200	86,629
Sanken Electric	2,200	67,258
Sanki Engineering	3,200	45,066
Sankyo	1,700	56,462
Sankyo Frontier	500	19,187
Sankyo Tateyama	2,400	26,865
Sankyu	2,000	100,504
Sanoh Industrial	4,800	55,257
Sanshin Electronics	1,200	19,621
Santen Pharmaceutical	1,700	32,373
Sanwa Holdings	7,400	82,922
Sanyo Chemical Industries	500	24,706
Sanyo Denki	400	19,690
Sanyo Electric Railway	600	12,046
Sanyo Housing Nagoya	2,200	20,646
Sanyo Special Steel	1,500	21,608
Sanyo Trading	500	12,113
Sapporo Holdings	4,800	113,386
Sato Holdings	1,200	37,566
Satori Electric	2,400	21,130
Sawada Holdings	1,600	13,589
Sawai Pharmaceutical	2,100	133,043
SBI Holdings	6,800	143,563
SBS Holdings	1,000	17,355
Scala	1,600	11,450
SCREEN Holdings	2,700	184,137
Scroll	4,000	14,261
SCSK	1,200	62,225
SEC Carbon	300	25,988
Secom	1,300	116,015
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Seed	1,000	$ 10,264
Seibu Holdings	8,900	146,402
Seika	900	11,082
Seikagaku	3,100	34,806
Seikitokyu Kogyo	2,900	24,172
Seiko Epson	10,000	150,989
Seiko Holdings	1,200	32,001
Seino Holdings	5,300	71,606
Seiren	1,900	27,312
Sekisui Chemical	14,300	248,104
Sekisui House	14,700	313,916
Sekisui Plastics	2,500	18,932
Senko Group Holdings	8,600	73,261
Senshu Electric	600	18,803
Senshu Ikeda Holdings	19,500	37,076
†Senshukai	1,500	7,223
Seria	2,000	54,487
Seven & i Holdings	19,300	707,449
Seven Bank	32,600	106,801
SFP Holdings	1,300	28,479
Sharp	5,600	85,582
Shibaura Electronics	600	17,581
Shibaura Mechatronics	600	21,910
Shibusawa Warehouse	700	15,184
Shibuya	1,300	36,286
†SHIFT	500	36,484
Shiga Bank	3,400	86,341
Shikoku Bank	2,900	27,569
Shikoku Chemicals	2,000	25,111
Shikoku Electric Power	5,500	54,328
Shima Seiki Manufacturing	1,700	39,463
Shimachu	3,200	87,364
Shimadzu	1,900	59,419
Shimamura	800	60,819
Shimano	200	32,446
Shimizu	21,900	223,091
Shimizu Bank	1,100	21,873
Shin Nippon Air Technologies	1,000	19,841
Shin Nippon Biomedical Laboratories	2,000	11,522
Shinagawa Refractories	700	22,638
Shindengen Electric Manufacturing	300	10,417
Shin-Etsu Chemical	5,100	560,862
Shin-Etsu Polymer	4,100	41,602
Shinko Electric Industries	4,100	48,381
Shinko Plantech	3,000	36,361
Shinko Shoji	2,200	17,835
Shinmaywa Industries	5,200	70,526
Shinnihon	2,400	20,644
Shinoken Group	2,800	33,063
Shinsei Bank	8,200	125,109

LVIP Dimensional International Core Equity Fund–32

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Shinsho	700	$ 18,092
Shinwa	400	8,729
Shionogi & Co.	3,400	210,329
Ship Healthcare Holdings	2,500	115,328
Shiseido	5,000	355,050
Shizuki Electric	1,400	8,247
Shizuoka Bank	10,000	74,382
Shizuoka Gas	4,100	35,514
Shoei	600	28,468
Shoei Foods	600	22,313
Shofu	1,000	16,500
Showa	4,500	93,252
Showa Denko	9,100	239,835
Showa Sangyo	600	17,164
SIGMAXYZ	2,000	37,780
Siix	1,200	16,609
Sinanen Holdings	600	11,151
Sinfonia Technology	1,200	15,091
Sinko Industries	1,600	28,048
SK-Electronics	700	12,744
SKY Perfect JSAT Holdings	8,900	39,460
Skylark Holdings	6,800	133,315
SMC	200	91,463
SMK	200	5,414
SMS	3,100	85,625
Sodick	4,700	41,516
SoftBank Group	49,900	2,166,509
Sogo Medical	2,700	49,685
Sohgo Security Services	900	48,712
Sojitz	47,500	153,097
Soken Chemical & Engineering	1,100	14,396
Solasto	1,900	22,227
Sompo Holdings	5,300	208,129
Sony	20,000	1,357,953
Sony Financial Holdings	2,900	69,614
Sotetsu Holdings	2,200	59,641
Sourcenext	5,600	24,430
Space	1,200	14,032
Space Value Holdings	2,600	12,772
Sparx Group	4,800	10,998
Square Enix Holdings	800	39,835
SRA Holdings	1,000	24,613
Srg Takamiya	2,400	15,423
St Marc Holdings	900	19,218
Stanley Electric	5,000	144,406
Star Micronics	1,700	24,394
Starts	3,000	76,337
Starzen	400	16,182
Stella Chemifa	400	11,711
Strike	600	30,155
Studio Alice	900	15,674
Subaru	12,800	317,054
Sugi Holdings	900	47,479
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sugimoto & Co.	800	$ 15,398
SUMCO	17,300	286,640
Sumida	2,500	29,357
Suminoe Textile	800	21,264
Sumitomo	11,800	175,269
Sumitomo Bakelite	1,600	59,780
Sumitomo Chemical	79,800	362,337
Sumitomo Dainippon Pharma	3,200	62,000
Sumitomo Densetsu	900	24,193
Sumitomo Electric Industries	23,100	346,919
Sumitomo Forestry	13,400	197,329
Sumitomo Heavy Industries	7,100	201,674
Sumitomo Metal Mining	6,700	215,740
Sumitomo Mitsui Construction	14,700	85,115
Sumitomo Mitsui Financial Group	13,900	513,401
Sumitomo Mitsui Trust Holdings	3,300	130,452
Sumitomo Osaka Cement	2,500	108,895
Sumitomo Realty & Development	7,200	251,204
Sumitomo Riko	3,300	29,770
Sumitomo Rubber Industries	14,300	174,370
Sumitomo Seika Chemicals	600	19,416
Sun Frontier Fudousan	2,200	26,333
Suncall	3,200	16,660
Sundrug	3,700	133,873
Suntory Beverage & Food	1,500	62,623
Sun-Wa Technos	1,500	15,576
†Suruga Bank	6,700	30,452
Sushiro Global Holdings	800	68,895
Suzuken Aichi	600	24,455
Suzuki	2,700	20,306
Suzuki Motor	6,000	250,452
SWCC Showa Holdings	1,600	21,795
Sysmex	1,400	95,319
Systena	3,600	58,466
Syuppin	1,200	13,690
T Hasegawa	2,300	44,727
T RAD	800	15,049
T&D Holdings	14,200	179,569
T&K Toka	1,200	11,157
Tachibana Eletech	800	13,602
Tachikawa	900	10,749
Tachi-S	1,400	18,240
Tadano	6,300	57,317
Taihei Dengyo Kaisha	1,000	21,117
Taiheiyo Cement	8,000	234,825

LVIP Dimensional International Core Equity Fund–33

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Taiho Kogyo	900	$ 7,178
Taikisha	900	31,931
Taisei	7,900	327,226
Taiyo Holdings	700	28,474
Taiyo Nippon Sanso	5,600	123,950
Taiyo Yuden	9,300	283,672
Takachiho Koheki	1,200	12,633
Takamatsu Construction Group	1,100	28,465
Takaoka Toko	700	7,667
Takara Holdings	2,900	26,610
Takara Leben	9,900	45,905
Takara Standard	3,300	59,401
Takasago International	600	13,986
Takasago Thermal Engineering	2,000	35,780
Takashimaya	6,500	72,912
Take And Give Needs	1,700	19,378
Takeda Pharmaceutical	6,623	261,954
Takeei	3,400	39,417
Takeuchi Manufacturing	2,700	40,373
Takisawa Machine Tool	1,000	12,637
Takuma	2,700	32,295
Tama Home	1,400	21,180
Tamron	700	16,096
Tamura	4,000	25,982
Tanseisha	2,100	25,347
Tatsuta Electric Wire and Cable	3,600	19,913
Tayca	500	8,844
TDK	6,900	775,416
TechnoPro Holdings	1,500	104,687
Teijin	13,200	246,604
Teikoku Electric Manufacturing	300	3,977
Tekken	1,100	28,360
Terumo	6,100	216,393
T-Gaia	1,500	36,330
THK	6,600	177,198
TIS	2,800	165,516
Toa Hyogo	1,000	10,525
Toa Oil	1,100	24,537
TOA ROAD	300	9,828
Toa Tokyo	1,900	28,572
Tobishima	2,080	28,497
Tobu Railway	2,600	94,122
TOC	4,000	32,875
Tocalo	5,800	59,350
Tochigi Bank	7,700	16,542
Toda	16,300	107,593
Toei	200	29,785
Toei Animation	600	30,832
Toenec	1,000	35,383
Toho (Kobe)	300	5,489
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Toho (Tokyo)	900	$ 37,505
Toho Bank	16,500	40,986
Toho Gas	1,600	65,331
Toho Holdings	4,400	97,486
Toho Titanium	1,700	14,505
Toho Zinc	900	16,975
Tohoku Bank	1,100	10,626
Tohoku Electric Power Holdings	4,700	46,594
Tokai	1,000	25,767
Tokai Carbon	12,400	123,703
TOKAI Holdings	5,500	55,239
Tokai Rika	4,500	87,693
Tokai Tokyo Financial Holdings	13,200	39,373
Token	700	47,177
Tokio Marine Holdings	7,900	442,311
Tokushu Tokai Paper	800	29,693
Tokuyama	4,100	106,687
†Tokyo Base	1,700	9,478
Tokyo Century	1,900	101,163
Tokyo Dome	6,400	63,752
†Tokyo Electric Power	22,400	95,884
Tokyo Electron	1,600	349,328
Tokyo Electron Device	700	17,467
Tokyo Energy & Systems	1,900	15,927
Tokyo Gas	4,000	97,196
Tokyo Kiraboshi Financial Group	2,700	37,596
Tokyo Ohka Kogyo	1,800	70,228
Tokyo Rakutenchi	300	17,823
Tokyo Rope Manufacturing	600	7,127
Tokyo Seimitsu	2,500	97,069
Tokyo Steel Manufacturing	4,300	31,074
Tokyo Tatemono	9,500	148,284
Tokyo Tekko	1,100	15,909
Tokyo Theatres	1,800	23,425
Tokyotokeiba	500	15,830
Tokyu	3,800	70,272
Tokyu Construction	9,200	65,529
Tokyu Fudosan Holdings	21,600	149,155
Toli	2,800	8,197
Tomato Bank	1,900	19,210
Tomoe	1,600	7,030
Tomoe Engineering	1,100	22,913
Tomoku	800	13,920
TOMONY Holdings	8,900	33,703
Tomy	7,200	93,274
Tonami Holdings	500	24,779
Topcon	8,000	103,400
Toppan Forms	4,800	53,744
Topre	2,600	41,905
Topy Industries	1,200	22,084
Toray Industries	33,700	228,335

LVIP Dimensional International Core Equity Fund–34

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Torex Semiconductor	1,500	$ 22,468
Toridoll Holdings	1,500	38,668
Torikizoku	900	19,855
Torishima Pump Manufacturing	1,600	13,440
Tosei	3,100	42,322
Toshiba Machine	2,100	56,580
Toshiba TEC	2,000	82,516
Tosho	600	13,770
Tosoh	13,300	204,897
Totech	400	9,637
Totetsu Kogyo	1,400	40,606
TOTO	2,300	97,122
Totoku Electric	700	14,910
Tottori Bank	600	7,651
Towa	1,400	15,032
Towa Bank	3,300	26,229
Towa Pharmaceutical	2,100	54,569
Toyo Construction	5,200	24,861
Toyo Denki Seizo KK	800	11,319
†Toyo Engineering	3,400	22,105
Toyo Ink SC Holdings	2,600	63,052
Toyo Kanetsu	300	6,587
Toyo Machinery & Metal	2,400	12,012
Toyo Securities	8,000	10,964
Toyo Seikan Group Holdings	5,700	98,121
Toyo Suisan Kaisha	1,000	42,466
Toyo Tanso	1,000	20,692
Toyo Tire & Rubber	8,000	114,745
Toyobo	6,300	95,671
Toyoda Gosei	5,000	124,847
Toyota Boshoku	4,300	69,045
Toyota Motor	56,384	3,972,899
Toyota Motor ADR	1,489	209,264
Toyota Tsusho	5,500	193,202
TPR	1,800	35,348
Trancom	400	30,268
†Trend Micro	3,300	168,860
Tri Chemical Laboratories	300	23,397
Trusco Nakayama	1,500	38,375
Trust Tech	1,600	18,585
TS Tech	2,800	86,909
Tsubaki Nakashima	3,100	45,122
Tsubakimoto Chain	1,600	56,293
Tsubakimoto Kogyo	400	15,756
Tsugami	5,000	50,607
Tsukada Global Holdings	1,600	8,748
Tsukishima Kikai	1,500	22,601
Tsukuba Bank	3,300	7,214
Tsukui	2,800	15,127
Tsumura & Co.	1,600	46,797
Tsuruha Holdings	1,000	128,398
Tsurumi Manufacturing	800	14,959
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Tv Tokyo Holdings	1,400	$ 31,231
UACJ	3,200	72,718
Ube Industries	10,500	227,411
Uchida Yoko	700	48,003
UKC Holdings	1,800	33,373
Ulvac	4,100	161,803
Unicharm	2,900	97,925
Uniden Holdings	800	14,161
Union Tool	400	12,420
Unipres	3,000	42,097
UNITED	700	8,863
United Arrows	1,400	39,648
United Super Markets Holdings	4,800	42,263
†Unitika	8,100	27,832
Universal Entertainment	900	30,610
Unizo Holdings	1,300	61,044
Urbanet	5,600	18,409
USS	3,200	60,491
UT Group	1,900	56,622
V Technology	600	30,413
Valor Holdings	3,000	58,602
Valqua	1,300	31,138
Value HR	400	12,583
ValueCommerce	1,200	25,697
†Vector	800	7,783
†Vision	1,800	29,854
Vital KSK Holdings	1,900	18,246
VT Holdings	3,300	14,650
Wacoal Holdings	3,600	96,536
Wacom	10,800	43,820
Wakachiku Construction	1,500	24,111
Wakita & Co.	3,800	38,688
Warabeya Nichiyo Holdings	1,300	20,794
Watahan & Co.	500	8,726
WATAMI	1,800	21,372
Wavelock Holdings	1,500	11,524
WDB Holdings	300	7,401
Weathernews	700	22,549
Welcia Holdings	1,500	95,294
West Holdings	1,200	20,092
West Japan Railway	1,200	103,792
WIN-Partners	1,900	24,845
Workman	300	27,965
World Holdings	800	14,146
Wowow	500	12,677
Xebio Holdings	2,000	24,151
YAC Holdings	2,100	14,510
Yachiyo Industry	1,000	6,494
Yagi & Co.	500	7,768
Yahagi Construction	1,500	11,331
Yahoo Japan	26,600	112,308
Yakult Honsha	600	33,068
YAKUODO Holdings	1,100	24,569

LVIP Dimensional International Core Equity Fund–35

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
YAMABIKO	2,500	$ 27,274
YAMADA Consulting Group	500	7,419
Yamada Denki	13,100	69,509
Yamagata Bank	1,900	27,984
Yamaguchi Financial Group	9,000	60,867
Yamaha	800	44,355
Yamaha Motor	13,700	274,452
Yamaichi Electronics	1,500	23,340
YA-MAN	1,000	6,692
Yamanashi Chuo Bank	2,800	29,877
Yamatane	900	13,428
Yamato Holdings	7,700	131,282
Yamaya	400	8,512
Yamazaki Baking	6,900	123,298
Yamazen	2,400	23,901
Yaoko	1,000	51,052
Yashima Denki	1,700	14,466
Yaskawa Electric	5,000	188,355
Yasunaga	500	5,564
Yellow Hat	3,200	57,167
Yokogawa Bridge Holdings	2,100	38,300
Yokogawa Electric	4,600	80,781
Yokohama Reito	3,900	35,671
Yokohama Rubber	9,000	174,554
Yokowo	1,800	53,272
Yomiuri Land	300	12,462
Yondoshi Holdings	500	11,642
Yorozu	1,000	13,424
Yoshinoya Holdings	1,000	26,665
Yossix	500	12,598
Yotai Refractories	2,700	17,747
Yuasa Trading	1,700	57,215
Yume No Machi Souzou Iinkai	600	6,186
Yumeshin Holdings	2,500	20,302
Yurtec	3,400	21,450
Yushiro Chemical Industry	1,300	17,367
Zenrin	1,700	28,243
Zensho Holdings	3,900	88,296
Zeon	9,800	121,957
ZIGExN	3,300	16,410
Zojirushi	1,100	20,638
ZOZO	1,900	36,337
		103,077,197
Jersey–0.03%
Centamin	70,027	117,802
		117,802
Luxembourg–0.18%
Eurofins Scientific	550	304,889
RTL Group	2,249	110,813
SES FDR	25,981	364,286
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Luxembourg (continued)
Tenaris	1,983	$ 22,467
		802,455
Macau–0.07%
MGM China Holdings	20,400	33,301
Sands China	19,600	104,762
SJM Holdings	88,000	100,171
Wynn Macau	28,000	68,991
		307,225
Mexico–0.01%
Fresnillo	2,990	25,355
		25,355
Mongolia–0.00%
†Mongolian Mining	35,500	2,961
		2,961
Netherlands–3.38%
Aalberts Industries	8,654	388,385
ABN AMRO Group CVA	9,851	179,229
Accell Group	650	18,811
Aegon	84,201	384,121
Aegon (New York shares)	1,664	7,538
Akzo Nobel	4,549	462,501
†Altice Europe Class A	14,011	90,336
AMG Advanced Metallurgical Group	2,218	54,287
Amsterdam Commodities	1,224	28,489
APERAM	3,366	107,644
Arcadis	5,163	120,344
ArcelorMittal (New York Shares)	17,853	313,142
†Argenx	74	11,920
†Argenx ADR	270	43,340
ASM International	3,281	368,582
ASML Holding	930	275,087
ASML Holding (New York shares)	2,575	762,045
ASR Nederland	12,714	475,757
†Basic-Fit	2,052	77,913
BE Semiconductor Industries	4,499	173,903
†Beter Bed Holding	484	1,224
Boskalis Westminster	7,074	180,916
Brunel International	2,398	24,235
Corbion	6,718	211,901
Euronext	3,432	279,679
ForFarmers	2,935	18,897
†Fugro CVA	5,395	60,383
GrandVision	4,447	136,776
†Heijmans CVA	1,585	13,334
Heineken	6,349	675,989
Hunter Douglas	353	22,966

LVIP Dimensional International Core Equity Fund–36

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands (continued)
IMCD	2,041	$ 178,115
ING Groep	37,974	455,260
ING Groep ADR	6,300	75,915
Intertrust	3,978	77,239
Kendrion	1,547	36,354
Koninklijke Ahold Delhaize	66,512	1,663,352
Koninklijke BAM Groep	25,123	75,693
Koninklijke DSM	4,355	567,149
Koninklijke KPN	163,793	483,385
Koninklijke Philips	21,801	1,064,126
Koninklijke Vopak	3,998	216,739
Nederland Apparatenfabriek	289	15,722
NN Group	8,576	325,338
†OCI	5,334	112,184
Ordina	8,314	18,978
PostNL	21,003	47,401
Randstad	7,964	486,324
Royal Dutch Shell Class A	11,586	343,001
Royal Dutch Shell Class A ADR	21,031	1,240,408
SBM Offshore	13,908	258,814
Signify	8,298	259,317
Sligro Food Group	1,675	45,092
TKH Group CVA	3,347	187,341
†TomTom	3,375	35,662
Van Lanschot Kempen CVA	1,102	24,784
Wolters Kluwer	5,974	435,701
		14,699,068
New Zealand–0.45%
†a2 Milk	13,678	138,304
Air New Zealand	57,042	112,514
Arvida Group	15,546	20,094
Auckland International Airport	12,553	73,943
Chorus	40,740	169,494
Contact Energy	9,731	46,708
EBOS Group	4,393	71,716
Fisher & Paykel Healthcare	6,224	93,018
Fletcher Building	15,677	53,719
†Fonterra Co-operative Group	1,748	4,766
Freightways	10,457	59,837
Genesis Energy	17,212	35,051
Gentrack Group	3,379	8,530
Hallenstein Glasson Holdings	5,127	20,847
Heartland Group Holdings	28,086	34,979
Infratil	21,097	71,581
Kathmandu Holdings	9,219	20,729
Mainfreight	2,869	82,085
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
New Zealand (continued)
Mercury	3,950	$ 13,429
Meridian Energy	20,085	67,606
Metlifecare	11,658	53,603
New Zealand Refining	7,205	9,119
NZX	14,620	13,385
Port of Tauranga	7,990	42,762
†Restaurant Brands New Zealand	1,312	12,321
Ryman Healthcare	5,732	63,014
Sanford	3,824	20,466
Scales	3,563	12,017
Skellerup Holdings	11,414	18,749
SKY Network Television	9,600	4,588
SKYCITY Entertainment Group	33,727	90,139
Spark New Zealand	58,177	169,583
Summerset Group Holdings	15,998	95,852
†Synlait Milk	4,693	28,086
Tourism Holdings	5,195	12,066
Trustpower	4,862	24,319
Vector	4,460	11,199
Vista Group International	7,747	18,775
Warehouse Group	6,110	11,558
Z Energy	17,586	52,091
		1,962,642
Norway–0.84%
ABG Sundal Collier Holding	35,090	15,963
AF Gruppen	1,402	28,106
†Akastor	6,130	6,940
Aker BP	5,231	171,683
†Aker Solutions	6,553	18,509
†American Shipping	4,751	17,836
†Atea	6,998	102,725
Austevoll Seafood	5,943	60,958
†Avance Gas Holding	6,307	36,063
†Axactor	6,859	14,826
Bakkafrost	2,039	150,963
Bonheur	1,160	26,336
Borregaard	5,961	64,503
†BW Offshore	8,430	63,292
DNB	12,781	239,170
DNO	52,313	68,996
Entra	2,612	43,181
Equinor	28,953	577,388
Equinor ADR	700	13,937
Europris	12,413	48,779
†Frontline	2,974	37,707
Gjensidige Forsikring	1,987	41,709
Grieg Seafood	3,963	63,364
†Hexagon Composites	3,465	14,293
Hoegh LNG Holdings	2,562	9,776

LVIP Dimensional International Core Equity Fund–37

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Norway (continued)
†Kongsberg Automotive	21,255	$ 14,841
Kongsberg Gruppen	1,083	17,023
Kvaerner	15,716	19,842
Leroy Seafood Group	3,016	20,078
Marine Harvest	5,452	141,757
†NEL	3,806	3,771
Norsk Hydro	43,036	160,034
Norway Royal Salmon	1,014	27,627
†Norwegian Finans Holding	7,452	80,892
Ocean Yield	6,285	34,396
†Odfjell Drilling	10,099	37,563
Orkla	5,884	59,669
†Otello	8,180	15,064
†Petroleum Geo-Services	27,728	54,503
Salmar	1,165	59,702
Sbanken	3,285	27,914
Scatec Solar	2,783	39,508
Schibsted Class A	888	26,867
Schibsted Class B	714	20,404
Selvaag Bolig	3,629	30,526
SpareBank 1 SR-Bank	8,882	101,170
Stolt-Nielsen	1,310	17,010
Storebrand	21,886	172,420
Telenor	8,136	145,843
TGS NOPEC Geophysical	6,492	197,514
Tomra Systems	1,480	47,044
Veidekke	4,780	65,078
Wallenius Wilhelmsen	6,016	14,984
†XXL	2,669	5,053
Yara International	998	41,580
		3,636,680
Portugal–0.22%
Altri	3,521	22,433
Banco Comercial Portugues	422,999	96,224
CTT-Correios de Portugal	4,552	16,288
EDP Renovaveis	7,516	88,522
Energias de Portugal	27,567	119,482
Galp Energia	7,878	131,668
Jeronimo Martins	8,189	134,707
Mota-Engil	7,497	15,725
Navigator	12,189	49,057
NOS	20,804	112,012
REN - Redes Energeticas Nacionais	14,994	45,747
Semapa-Sociedade de Investimento e Gestao	1,921	29,564
Sonae	61,884	63,168
Sonae Capital	12,026	10,158
		934,755
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Russia–0.01%
Highland Gold Mining	21,937	$ 57,069
		57,069
Singapore–1.03%
Accordia Golf Trust	85,200	42,443
AEM Holdings	20,400	30,639
Banyan Tree Holdings	48,800	15,239
=Best World International	23,900	8,983
Boustead Singapore	12,700	7,129
Bukit Sembawang Estates	7,800	27,142
BW LPG	9,135	76,733
CapitaLand	58,800	163,947
China Aviation Oil Singapore	34,700	32,766
China Sunsine Chemical Holdings	31,000	11,870
Chip Eng Seng	40,600	18,716
=CITIC Envirotech	63,600	25,772
City Developments	13,800	112,354
ComfortDelGro	63,800	112,899
Dairy Farm International Holdings	8,700	49,677
DBS Group Holdings	9,900	190,499
Delfi	3,900	2,900
=†Ezion Holdings	288,390	3,452
Far East Orchard	21,100	18,591
First Resources	41,400	58,485
Frasers Property	33,300	41,843
Frencken Group	21,400	14,718
Genting Singapore	101,800	69,635
Geo Energy Resources	109,100	11,519
GL	39,700	23,762
Goldenri-Resources	378,700	66,169
Great Eastern Holdings	700	11,320
GuocoLand	27,500	40,076
†Halcyon Agri	27,812	9,305
Hi-P International	20,100	22,866
Ho Bee Land	7,100	12,722
Hong Fok	19,800	11,630
†Hong Leong Asia	48,400	24,111
Hong Leong Finance	10,000	19,852
Hotel Grand Central	19,542	18,816
Hutchison Port Holdings Trust	283,800	48,814
†Hyflux	16,000	890
Indofood Agri Resources	26,500	6,404
Japfa	38,000	16,387
Jardine Cycle & Carriage	2,488	55,682
Kenon Holdings	783	16,727
Keppel	33,400	168,124
Keppel Infrastructure Trust	127,116	51,037
Lian Beng Group	45,500	17,592
=†Midas Holdings	143,100	3,830

LVIP Dimensional International Core Equity Fund–38

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
†mm2 Asia	59,300	$ 13,448
Olam International	30,000	40,373
OUE	20,900	23,154
Oversea-Chinese Banking	61,105	498,853
Oxley Holdings	95,161	25,118
QAF	12,400	7,422
Raffles Medical Group	42,300	31,451
Riverstone Holdings	20,800	14,305
SATS	19,200	72,235
Sembcorp Industries	92,600	157,667
†Sembcorp Marine	12,700	12,464
Sheng Siong Group	17,900	16,503
SIA Engineering	6,600	13,838
SIIC Environment Holdings	68,260	13,450
Sinarmas Land	50,600	9,406
Singapore Airlines	32,900	221,135
Singapore Exchange	28,700	189,064
Singapore Post	108,400	75,359
Singapore Technologies Engineering	39,700	116,300
Singapore Telecommunications	80,800	202,458
Stamford Land	46,600	17,324
StarHub	49,400	52,157
Sunningdale Tech	8,300	8,208
Tuan Sing Holdings	51,000	12,514
UMS Holdings	27,625	21,156
United Engineers	16,300	32,601
United Overseas Bank	19,562	384,128
UOB-Kay Hian Holdings	6,670	6,001
UOL Group	22,200	137,332
Valuetronics Holdings	30,910	18,845
Venture	10,300	124,064
Wilmar International	18,900	57,897
Wing Tai Holdings	45,500	68,337
		4,488,634
Spain–2.14%
Acciona	1,873	197,069
Acerinox	17,662	199,006
ACS Actividades de Construccion y Servicios	6,634	265,284
Aena SME	1,299	248,434
Amadeus IT Group	5,014	409,442
†Amper	80,575	25,487
Applus Services	9,356	119,639
Atresmedia Corp. de Medios de Comunicacion	4,821	18,830
Azkoyen	1,341	10,018
Banco Bilbao Vizcaya Argentaria	34,518	192,936
Banco de Sabadell	329,208	384,044
Banco Santander	217,342	909,346
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
Banco Santander ADR	4,712	$ 19,508
Bankia	32,252	68,827
Bankinter	9,226	67,598
Bolsas y Mercados Espanoles SHMSF	6,117	235,896
CaixaBank	83,385	261,705
Cellnex Telecom	9,462	407,241
Cia de Distribucion Integral Logista Holdings	3,443	77,627
CIE Automotive	3,832	90,609
Construcciones y Auxiliar de Ferrocarriles	660	30,353
Ebro Foods	2,952	63,874
†eDreams ODIGEO	3,178	15,222
Elecnor	1,813	22,268
Enagas	11,621	296,422
Ence Energia y Celulosa	12,508	51,491
Endesa	5,574	148,744
Ercros	10,000	28,716
Euskaltel	6,619	66,598
Faes Farma	20,742	116,332
Ferrovial	2,643	79,957
†Fluidra	3,288	44,995
Fomento de Construcciones y Contratas	3,270	40,054
†Global Dominion Access	7,450	30,502
Grifols	7,034	247,984
Grupo Catalana Occidente	1,101	38,470
†Grupo Empresarial San Jose S.A.	2,400	16,153
Iberdrola	103,669	1,067,501
Iberpapel Gestion	312	8,924
†Indra Sistemas	8,152	93,087
Industria de Diseno Textil	8,193	289,028
Liberbank	124,330	46,719
Mapfre	32,053	84,851
†Masmovil Ibercom S.A.	3,877	88,455
Mediaset Espana Comunicacion	13,229	83,989
Melia Hotels International	8,112	71,520
Miquel y Costas & Miquel	1,372	25,239
Naturgy Energy Group	8,813	221,436
†Obrascon Huarte Lain	5,166	6,142
†Promotora de Informaciones Class A	23,606	38,130
Prosegur Cia de Seguridad	21,566	89,021
†Realia Business	11,794	12,356
Red Electrica	10,208	205,247
Repsol	24,249	378,897
Sacyr	29,392	85,719
Siemens Gamesa Renewable Energy	2,579	45,230

LVIP Dimensional International Core Equity Fund–39

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
†Solaria Energia y Medio Ambiente	4,205	$ 32,074
†Talgo	2,327	15,896
†Tecnicas Reunidas	591	15,778
Telefonica	30,850	215,482
Telefonica ADR	19,864	138,452
Tubacex	8,167	25,925
Unicaja Banco	20,940	22,737
Vidrala	1,088	114,352
Viscofan	2,727	144,073
Zardoya Otis	12,104	95,379
		9,308,320
Sweden–2.79%
AAK	1,722	32,753
†AcadeMedia	3,239	19,134
†Adapteo	3,362	41,271
AddLife Class B	1,068	32,953
AddNode Group	803	15,303
AddTech Class B	3,300	106,755
AF Class B	3,529	82,417
Alfa Laval	9,944	250,432
Alimak Group	3,226	48,082
Arjo Class B	11,849	56,964
Atlas Copco Class A	7,781	310,584
Atlas Copco Class B	4,669	162,113
Atrium Ljungberg Class B	2,537	61,215
Attendo	3,773	21,732
Avanza Bank Holding	4,745	49,546
Axfood	3,120	69,482
Beijer Alma Class B	3,471	58,033
Beijer Ref	2,621	76,898
Bergman & Beving Class B	2,044	17,633
Besqab	861	13,513
†Betsson	9,414	43,871
Bilia Class A	7,797	88,489
BillerudKorsnas	11,164	131,920
BioGaia Class B	1,029	46,748
Biotage	2,689	35,599
Boliden	14,020	372,352
Bonava Class B	6,842	72,547
Bravida Holding	6,158	59,845
Bufab	2,873	40,060
Bulten	815	6,861
†Byggmax Group	2,929	8,268
Castellum	3,437	80,729
Catena	661	29,181
Clas Ohlson Class B	1,932	23,267
Cloetta Class B	15,754	53,424
Concentric	2,269	38,518
Dios Fastigheter	6,284	57,581
Dometic Group	18,247	184,046
Duni	3,070	42,348
Dustin Group	2,557	20,516
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Eastnine	1,862	$ 27,234
Electrolux Class B	11,611	285,437
Elekta Class B	6,200	81,651
†Eltel	11,132	22,629
†Enea	691	13,353
Epiroc Class A	10,433	127,588
Epiroc Class B	4,300	51,104
Essity	384	12,357
Essity Class B	8,716	280,710
Fabege	4,066	67,541
Fagerhult	2,150	13,604
†Fastighets Balder Class B	1,822	84,324
FastPartner	1,287	13,624
†Fingerprint Cards Class B	23,930	48,236
Getinge Class B	7,356	136,801
Granges	7,012	74,047
Gunnebo	4,048	11,496
Haldex	3,002	16,346
Hennes & Mauritz Class B	11,143	227,290
Hexagon Class B	1,095	61,376
Hexpol	10,183	100,074
†HIQ International	2,619	14,456
HMS Networks	904	16,678
†Hoist Finance	3,822	20,378
Holmen Class B	4,202	127,927
Hufvudstaden Class A	3,061	60,492
Humana	2,175	14,142
Husqvarna Class A	357	2,845
Husqvarna Class B	15,304	122,642
ICA Gruppen	2,474	115,565
Indutrade	2,575	92,080
Intrum	4,424	131,969
Inwido	6,076	46,799
†ITAB Shop Concept Class B	1,500	2,704
JM	6,120	181,038
Kindred Group SDR	12,015	73,580
Klovern Class B	25,228	61,846
KNOW IT	1,633	36,459
Kungsleden	6,895	72,437
Lagercrantz Group Class B	3,838	60,040
Lifco Class B	1,220	74,528
Lindab International	6,964	88,974
Loomis Class B	7,020	290,984
Lundin Petroleum	1,834	62,272
†Mekonomen	2,222	22,074
†Modern Times Group MTG Class B	901	10,740
Momentum Group Class B	1,030	12,822
Mycronic	2,215	43,806
NCC Class B	672	10,991
†NetEnt	6,539	18,047
New Wave Group Class B	5,098	32,607
Nibe Industrier Class B	3,204	55,587

LVIP Dimensional International Core Equity Fund–40

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Nobia	10,077	$ 75,047
Nobina	6,838	47,052
Nokian Renkaat	8,214	236,250
Nolato Class B	1,916	112,487
Nordic Entertainment Group Class B	4,073	131,674
Nordic Waterproofing Holding	2,580	26,418
OEM International Class B	571	15,241
Opus Group	18,102	16,234
Peab Class B	14,960	149,599
Platzer Fastigheter Holding Class B	2,631	30,899
Pricer Class B	11,019	21,986
Proact IT Group	780	15,323
Ratos Class B	17,331	61,814
†RaySearch Laboratories	882	10,095
Recipharm Class B	4,805	76,566
Resurs Holding	4,692	30,136
Rottneros	8,551	10,394
Saab Class B	2,230	74,784
Sagax Class B	2,690	39,095
Samhallsbyggnadsbolaget i Norden	27,219	36,480
Sandvik	15,469	301,295
†SAS	26,948	43,838
Scandi Standard	5,314	42,211
†Sectra Class B	878	36,882
Securitas Class B	10,139	174,687
Semcon	1,825	13,483
Skandinaviska Enskilda Banken Class A	28,730	270,173
Skanska Class B	11,851	268,089
SKF Class A	693	13,985
SKF Class B	16,447	332,991
SkiStar	3,916	49,669
SSAB Class A	8,512	29,909
SSAB Class B	22,718	74,237
SSAB (Helsinki Stock Exchange) Class B	7,881	25,888
Svenska Cellulosa SCA Class A	1,121	11,952
Svenska Cellulosa SCA Class B	17,336	175,798
Svenska Handelsbanken Class A	17,100	184,171
Sweco Class B	2,300	88,671
Swedbank Class A	13,972	207,708
Swedish Match	2,126	109,524
†Swedish Orphan Biovitrum	1,348	22,344
Systemair	645	12,430
Tele2 Class B	7,970	115,677
Telefonaktiebolaget LM Ericsson Class B	5,521	48,241
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Telia	57,776	$ 248,236
Thule Group	4,290	99,015
Trelleborg Class B	10,452	188,156
Troax Group	1,650	21,280
Volvo Class A	6,269	105,855
Volvo Class B	43,676	731,188
Wallenstam Class B	6,110	73,851
Wihlborgs Fastigheter	5,218	95,958
		12,132,280
Switzerland–7.13%
ABB	22,440	541,323
Adecco Group	8,836	558,631
†Alcon	10,436	590,687
†Allreal Holding	1,268	252,080
†ALSO Holding	352	59,260
†ams	4,231	171,770
APG SGA	98	28,758
†Arbonia	5,155	67,125
†Aryzta	53,987	60,333
Ascom Holding	2,343	25,494
Autoneum Holding	251	30,102
Baloise Holding	2,423	438,528
Banque Cantonale de Geneve	199	40,020
Banque Cantonale Vaudoise	202	164,889
Barry Callebaut	62	136,864
Belimo Holding	28	210,911
†Bell Food Group	131	35,464
Bellevue Group	933	23,041
Berner Kantonalbank	291	66,751
BKW	743	54,862
Bobst Group	566	32,955
Bossard Holding Class A	510	91,990
Bucher Industries	542	190,220
Burkhalter Holding	316	24,847
†Calida Holding	290	11,027
Carlo Gavazzi Holding	46	12,397
Cembra Money Bank	1,456	159,299
Chocoladefabriken Lindt & Spruengli	3	265,034
†Cicor Technologies	245	15,037
Cie Financiere Richemont	6,067	474,142
Cie Financiere Tradition	104	11,337
†Coltene Holding	332	30,462
Conzzeta	111	132,617
†Credit Suisse Group ADR	583	7,841
†Credit Suisse Group	22,997	310,866
Daetwyler Holding	454	87,457
†dormakaba Holding	162	115,918
†Dufry	2,456	243,540
†EFG International	9,419	62,001
Emmi	112	97,499

LVIP Dimensional International Core Equity Fund–41

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
EMS-Chemie Holding	225	$ 147,923
†Evolva Holding	58,889	13,326
†Feintool International Holding	279	17,816
Fenix Outdoor International	263	32,797
Flughafen Zurich	1,621	295,881
Forbo Holding	102	173,570
†GAM Holding	14,490	42,024
Geberit	878	492,805
Georg Fischer	280	283,927
Givaudan	182	570,205
†Glencore	241,341	752,367
Gurit Holding	24	37,049
Helvetia Holding	3,003	424,171
†HOCHDORF Holding	78	6,706
Huber + Suhner	884	70,175
Implenia	1,019	41,334
Inficon Holding	131	104,023
Interroll Holding	57	128,100
Intershop Holding	66	38,585
†Investis Holding S.A.	307	25,758
†Julius Baer Group	11,109	572,701
Jungfraubahn Holding	207	35,291
Kardex	617	103,917
Komax Holding	254	62,068
†Kudelski	1,531	9,117
Kuehne + Nagel International Class R	1,268	213,869
†LafargeHolcim	4,619	256,250
LEM Holding	23	33,801
Liechtensteinische Landesbank	961	61,969
Logitech International	1,164	55,142
Logitech International (New York Shares) Class R	2,260	106,582
†Lonza Group	1,893	690,580
Luzerner Kantonalbank	220	95,361
Metall Zug	12	27,007
†Mobilezone Holding	2,635	29,574
†Mobimo Holding	1,046	311,811
Nestle	43,605	4,720,904
Novartis	22,504	2,130,894
OC Oerlikon	14,129	165,575
†Orascom Development Holding	824	13,010
†Orior	377	34,864
Partners Group Holding	461	422,519
Phoenix Mecano	34	16,810
Plazza Class A	48	13,995
PSP Swiss Property	1,606	221,748
Rieter Holding	353	50,325
Roche Holding	8,476	2,754,722
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Roche Holding (Swiss Exchange)	358	$ 113,704
Romande Energie Holding	5	6,200
Schaffner Holding	33	7,570
Schindler Holding	531	130,038
†Schmolz + Bickenbach	41,908	12,168
Schweiter Technologies	88	111,544
SFS Group	997	95,819
SGS	124	339,596
†Siegfried Holding	377	182,454
Sika	2,974	558,503
Sonova Holding	835	190,888
St Galler Kantonalbank	194	90,280
Straumann Holding Class R	249	244,252
Sulzer	1,818	202,658
†Sunrise Communications Group	4,356	342,219
Swatch Group	749	209,125
Swatch Group (Swiss Exchange)	1,203	63,638
Swiss Life Holding	863	432,941
†Swiss Prime Site	3,983	460,810
Swiss Re	2,656	298,381
Swisscom	1,414	748,537
Swissquote Group Holding	868	43,554
Tamedia	202	19,557
†Temenos	2,588	409,394
†u-blox Holding	564	56,994
†UBS Group	24,032	302,323
†UBS Group (New York Shares)	12,003	151,471
Valiant Holding	898	91,253
Valora Holding	314	87,605
†VAT Group	2,590	436,951
Vaudoise Assurances Holding	91	53,784
Vetropack Holding	19	59,682
Vifor Pharma	1,926	351,505
Vontobel Holding	1,866	133,156
VP Bank	436	69,969
VZ Holding	106	32,694
†Warteck Invest	8	17,028
†Ypsomed Holding	278	37,539
Zehnder Group	646	30,438
†Zug Estates Holding	9	21,668
Zuger Kantonalbank	7	45,712
Zurich Insurance Group	2,028	831,884
		30,967,813
United Arab Emirates–0.01%
NMC Health	2,337	54,699
		54,699

LVIP Dimensional International Core Equity Fund–42

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom–14.70%
4imprint Group	1,387	$ 63,935
888 Holdings	14,760	32,259
AA	31,539	24,293
Admiral Group	4,204	128,579
AG Barr	1,323	10,164
Aggreko	18,915	208,606
Anglo American (London Stock Exchange)	51,978	1,496,112
Anglo-Eastern Plantations	1,229	9,344
Arrow Global Group	10,826	36,739
Ascential	5,813	30,168
Ashmore Group	11,961	82,070
Ashtead Group	10,501	335,778
†ASOS	410	18,318
Associated British Foods	7,089	243,955
AstraZeneca	667	67,208
AstraZeneca ADR	28,944	1,443,148
Auto Trader Group	41,240	324,809
AVEVA Group	626	38,608
Aviva	104,369	578,841
Avon Rubber	2,181	60,379
B&M European Value Retail	68,581	372,090
Babcock International Group	33,858	282,275
BAE Systems	54,058	404,426
Balfour Beatty	29,644	102,642
Bank of Georgia Group	2,767	59,559
Barclays ADR	47,254	449,858
Barratt Developments	28,735	284,174
Beazley	7,109	52,356
Bellway	11,571	583,497
Berkeley Group Holdings	7,004	450,794
BHP Group	8,188	192,709
Biffa	16,861	61,195
Bloomsbury Publishing	9,730	37,376
Bodycote	14,322	180,603
†boohoo Group	35,966	141,921
Bovis Homes Group	7,908	142,250
BP	110,977	693,253
BP ADR	66,098	2,494,539
Braemar Shipping Services	3,535	10,091
Brewin Dolphin Holdings	28,717	141,656
British American Tobacco	14,521	621,563
British American Tobacco ADR	9,582	406,852
Britvic	18,052	216,281
BT Group	398,497	1,015,793
Bunzl	6,268	171,449
Burberry Group	8,557	249,928
†Cairn Energy	42,103	114,328
†Capita	105,348	228,992
Capital & Counties Properties	24,485	84,877
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Card Factory	28,435	$ 55,707
CareTech Holdings	2,708	15,962
Carnival ADR	748	36,024
Central Asia Metals	4,795	13,973
Centrica	221,084	261,513
Chemring Group	10,580	33,704
Chesnara	6,319	26,450
Cineworld Group	64,496	187,180
City of London Investment Group	91	530
Clarkson	1,296	51,930
Clipper Logistics	3,278	12,494
Close Brothers Group	12,085	255,804
CLS Holdings	9,454	37,756
CMC Markets	11,645	22,613
Cobham	28,184	61,319
Coca-Cola European Partners	5,268	263,842
†Coca-Cola HBC	4,056	137,807
Compass Group	18,468	462,345
Computacenter	6,315	148,309
Consort Medical	2,364	32,096
ConvaTec Group	76,997	202,400
Costain Group	7,704	16,266
Countryside Properties	6,856	41,339
†Countrywide	127	579
Cranswick	3,259	146,342
Crest Nicholson Holdings	19,125	109,388
Croda International	2,437	165,276
CVS Group	1,891	28,680
CYBG	86,969	217,208
Daily Mail & General Trust	3,269	35,897
Dart Group	7,449	167,146
DCC	1,407	121,961
De La Rue	3,905	7,366
Devro	15,625	36,923
DFS Furniture	7,788	29,813
Diageo	3,922	166,269
Diageo ADR	3,291	554,270
†Dialog Semiconductor	3,627	184,205
Dignity	2,479	19,226
Diploma	9,601	257,402
Direct Line Insurance Group	94,918	392,901
DiscoverIE Group	3,315	25,029
Dixons Carphone	70,444	134,553
Domino's Pizza Group	23,734	100,665
Drax Group	27,505	114,400
DS Smith	90,792	462,051
Dunelm Group	5,886	90,129
easyJet	5,494	103,666
†EI Group	34,066	128,061
Electrocomponents	35,880	322,041
Elementis	21,637	51,302

LVIP Dimensional International Core Equity Fund–43

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
EMIS Group	2,182	$ 32,024
†EnQuest	81,097	23,138
Equiniti Group Class WI	14,377	39,306
Essentra	12,141	70,021
Euromoney Institutional Investor	4,688	80,851
Evraz	13,963	74,721
Experian	17,478	590,823
FDM Group Holdings	4,135	56,634
Ferrexpo	25,210	53,078
Fevertree Drinks	5,501	152,509
Fiat Chrysler Automobiles	68,260	1,008,463
†Findel	3,000	9,418
†Firstgroup	108,881	180,857
†FLEX LNG	2,019	21,012
Forterra	3,979	18,263
†Foxtons Group	7,206	8,400
†Frontier Developments	992	16,057
Fuller Smith & Turner Class A	1,225	15,610
G4S	141,555	408,758
Galliford Try	7,192	81,880
Games Workshop Group	1,827	147,744
Gamma Communications	1,244	21,916
†Gem Diamonds	5,209	3,526
†Georgia Capital	1,523	18,600
GlaxoSmithKline	11,664	274,858
GlaxoSmithKline ADR	22,944	1,078,139
Go-Ahead Group	4,885	142,872
Gocompare.Com Group	21,795	30,024
Grafton Group	14,663	168,394
Grainger	38,769	160,839
Greencore Group	17,785	63,112
Greggs	11,750	357,662
Gulf Keystone Petroleum	17,982	50,615
Gym Group	5,199	19,902
H&T Group	4,180	18,714
Halfords Group	18,444	41,362
Halma	16,660	466,955
Hargreaves Lansdown	7,022	179,981
Hastings Group Holdings	20,638	48,988
Hays	111,976	269,355
Headlam Group	2,792	19,786
Helical	8,670	54,435
Henry Boot	32	135
Hikma Pharmaceuticals	11,017	290,549
Hill & Smith Holdings	6,877	134,180
Hilton Food Group	5,422	79,576
Hiscox	8,260	155,803
Hochschild Mining	16,344	39,618
Hollywood Bowl Group	7,810	29,484
HomeServe	22,425	375,460
†Horizon Discovery Group	5,448	10,825
Howden Joinery Group	51,696	460,573
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
HSBC Holdings ADR	41,264	$ 1,613,010
HSBC Holdings (London Shares)	15,116	118,514
Hunting	7,524	41,599
Huntsworth	11,191	12,066
Ibstock	17,123	71,446
IMI	23,615	368,796
Imperial Brands	12,933	320,179
Inchcape	37,020	346,199
†Indivior	24,115	12,458
Informa	22,055	250,364
InterContinental Hotels Group ADR	2,537	174,216
International Consolidated Airlines Group (London Stock Exchange)	25,750	213,178
Intertek Group	3,526	273,320
Investec	31,370	184,120
ITV	91,969	183,951
IWG	53,169	306,712
J D Wetherspoon	7,462	164,374
J Sainsbury	89,337	272,054
James Fisher & Sons	4,424	118,666
JD Sports Fashion	41,146	456,400
John Laing Group	20,744	104,414
John Menzies	6,643	41,621
John Wood Group	39,365	207,789
Johnson Matthey	2,230	88,498
Johnson Service Group	7,443	19,324
†JPJ Group	1,380	12,924
Jupiter Fund Management	30,719	166,668
†Just Eat	5,132	56,748
†Just Group	23,048	24,118
Kainos Group	3,464	34,046
KAZ Minerals	17,192	121,013
Keller Group	5,506	54,699
Kier Group	5,265	6,699
Kin and Carta	1,227	1,619
Kingfisher	103,193	296,616
†Lamprell	12,474	6,427
Lancashire Holdings	6,525	66,292
Legal & General Group	175,819	705,656
†Liberty Global Class A	1,294	29,426
†Liberty Global Class C	3,168	69,047
Liontrust Asset Management	2,854	41,584
Lloyds Banking Group	979,844	811,188
Lloyds Banking Group ADR	51,026	168,896
London Stock Exchange Group	5,091	522,624
Lookers	24,983	18,201
LSL Property Services	3,879	14,078
Luceco	17,351	29,051

LVIP Dimensional International Core Equity Fund–44

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†M&G	3,056	$ 9,602
Man Group	46,872	98,097
Marks & Spencer Group	106,046	299,900
Marshalls	18,591	211,780
Marston's	45,699	76,998
†McBride	15,062	17,657
McCarthy & Stone	29,937	59,085
McColl's Retail Group	81	41
Mears Group	4,643	18,081
Mediclinic International	32,838	179,035
Meggitt	20,267	176,322
Melrose Industries	129,983	413,393
†Metro Bank	783	2,139
Micro Focus International	6,321	89,070
Micro Focus International Sponsored ADR	2,621	36,773
†Mitchells & Butlers	17,776	108,194
Mitie Group	21,455	41,208
MJ Gleeson	2,085	26,375
Mondi	8,432	197,971
Moneysupermarket.com Group	32,608	142,795
Morgan Advanced Materials	24,596	103,278
Morgan Sindall Group	3,548	76,135
Motorpoint group	3,394	13,217
N Brown Group	7,054	15,212
National Express Group	32,179	200,164
National Grid	5,598	70,021
National Grid ADR	3,621	226,928
NCC Group	2,225	6,646
Next	2,550	237,049
Nichols	578	12,078
Norcros	5,059	18,763
Northgate	15,561	64,104
Numis	4,030	15,961
†Ocado Group	7,291	123,521
On the Beach Group	10,599	68,428
OneSavings Bank	17,501	100,470
Oxford Instruments	4,380	89,347
Pagegroup	30,187	209,125
Paragon Banking Group	24,600	175,634
PayPoint	4,583	61,435
Pearson	9,839	83,019
Pendragon	139,742	24,063
Pennon Group	18,814	255,440
Persimmon	14,510	517,977
†Petra Diamonds	54,406	6,371
Petrofac	24,914	126,361
†Petropavlovsk	107,235	18,096
Pets at Home Group	63,897	236,648
Phoenix Group Holdings	28,550	283,252
Photo-Me International	14,970	19,234
Playtech	16,870	88,714
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Polar Capital Holdings	2,219	$ 16,166
Polypipe Group	10,376	74,218
Porvair	1,608	14,228
Premier Asset Management Group	4,749	11,858
†Premier Foods	70,103	35,147
†Premier Oil	104,372	135,763
Provident Financial	6,817	41,275
Prudential	3,056	58,655
Prudential ADR	7,701	293,331
QinetiQ Group	10,880	51,565
Quilter	74,576	159,091
Rank Group	8,180	30,014
Reach	20,389	36,838
Reckitt Benckiser Group	2,729	221,553
Redde	19,453	27,313
Redrow	25,958	256,161
RELX	4,305	108,458
RELX ADR	13,938	352,213
RELX (London Stock Exchange)	3,932	99,245
Renewi	55,382	26,556
Renishaw	1,340	66,881
Rentokil Initial	53,152	318,935
Rhi Magnesita	1,463	74,634
Ricardo	2,769	27,949
Rightmove	41,268	346,348
Rio Tinto	2,407	143,570
Rio Tinto ADR	22,679	1,346,225
Robert Walters	3,858	28,413
†Rolls-Royce Holdings	32,336	292,630
Rotork	68,114	302,250
Royal Bank of Scotland Group ADR	26,623	171,452
Royal Dutch Shell Class B ADR	20,790	1,246,776
Royal Mail	61,820	185,310
RPS Group	7,026	15,877
RSA Insurance Group	38,840	290,987
Saga	78,942	55,420
Sage Group	24,167	239,767
Savills	14,301	215,004
Scapa Group	6,777	21,903
Schroders	1,318	58,206
Schroders Non-Voting Shares	950	31,711
SDL	4,367	34,476
Senior	23,298	53,358
Severfield	10,593	11,786
Severn Trent	6,456	215,073
SIG	28,297	46,103
Signature Aviation	40,755	171,237
Smith & Nephew	11,093	269,264
Smith & Nephew ADR	1,200	57,684

LVIP Dimensional International Core Equity Fund–45

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Smiths Group	12,463	$ 278,498
Soco International	14,884	10,291
Softcat	7,639	116,566
Sophos Group	14,219	105,096
Spectris	3,984	153,356
Speedy Hire	31,265	31,888
Spirax-Sarco Engineering	2,357	277,553
Spire Healthcare Group	26,170	49,224
Spirent Communications	22,437	74,746
†Sports Direct International	18,564	112,769
SSE	19,696	375,295
SSP Group	28,133	242,222
St James's Place	14,899	229,817
St Modwen Properties	17,704	116,550
Stagecoach Group	50,853	107,776
Standard Chartered	22,810	215,245
Standard Lifeerdeen	56,879	247,197
SThree	11,172	56,086
Stobart Group	5,767	8,235
Stock Spirits Group	10,748	29,399
Subsea 7	8,934	106,878
Superdry	2,865	19,108
Synthomer	23,821	111,636
TalkTalk Telecom Group	67,813	104,287
Tate & Lyle	18,538	186,670
Taylor Wimpey	239,709	614,081
Ted Baker	2,008	10,852
Telecom Plus	5,532	110,062
Tesco	221,665	749,312
=†Thomas Cook Group	66,553	0
Topps Tiles	15,052	14,355
†TORM	1,433	16,025
TP ICAP	40,397	218,695
Travis Perkins	20,068	425,845
TT Electronics	10,234	33,890
TUI	8,315	105,052
Tullow Oil	137,308	116,402
Tyman	8,845	31,809
U & I Group	11,376	26,641
Ultra Electronics Holdings	5,963	166,976
Unilever	387	22,302
Unilever ADR	12,349	705,992
Unilever CVA	2,570	147,684
Unilever (New York Shares)	13,473	774,159
United Utilities Group	17,495	218,622
Urban & Civic	4,192	19,157
Vectura Group	47,809	58,705
Vertu Motors	43,524	21,677
Vesuvius	16,688	110,525
Victrex	6,737	222,560
Vitec Group	2,446	35,640
Vodafone Group	225,670	438,699
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Vodafone Group ADR	2,400	$ 46,392
Volution Group	1,302	4,432
Vp	1,013	12,613
Watkin Jones	2,038	6,560
Weir Group	981	19,615
WH Smith	6,252	215,316
Whitbread	1,705	109,444
William Hill	57,293	143,015
Wincanton	9,853	39,937
Wm Morrison Supermarkets	132,493	350,649
WPP	35,301	498,692
WPP ADR	400	28,116
†Xaar	886	649
XP Power	694	28,497
		63,833,563
United States–0.19%
Burford Capital	9,733	91,793
Carnival (London Stock Exchange)	1,149	55,461
Ferguson	4,378	397,238
†Sundance Energy	602	11,423
Waste Connections	2,995	271,916
		827,831
Total Common Stock (Cost $399,403,602)		430,066,245
PREFERRED STOCKS–0.47%
Germany–0.47%
Bayerische Motoren Werke 6.21%	1,678	103,301
Biotest	765	17,591
Draegerwerk & Co.	847	52,919
FUCHS PETROLUB 2.36%	2,745	136,381
Henkel & Co. 1.99%	1,817	187,697
Jungheinrich	4,759	114,302
Schaeffler	9,333	100,769
Sixt	1,464	106,510
STO & Co.	150	19,181
Villeroy & Boch	830	14,904
Volkswagen 2.67%	5,986	1,178,274
Total Preferred Stocks (Cost $2,087,355)		2,031,829
RIGHTS–0.00%
Canada–0.00%
=†Pan American Silver expiration date 2/22/29	7,972	2,816
		2,816
Norway–0.00%
†XXL ASA	294	58
		58

LVIP Dimensional International Core Equity Fund–46

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
RIGHTS (continued)
Spain–0.00%
†Faes Farma	20,742	$ 3,324
†Repsol expiration date 1/21/20	24,249	11,505
		14,829
United States–0.00%
=†Pan American Silver expiration date 2/22/29	4,400	1,531
		1,531
Total Rights (Cost $20,001)		19,234
	Number of Shares	Value (U.S. $)
ΔWARRANT–0.00%
Singapore–0.00%
=†Ezion Holdings exp 4/16/23 exercise price SGD 0.2763	26,754	$ 0
Total Warrant (Cost $0)		0

TOTAL INVESTMENTS–99.48% (Cost $401,510,958)	432,117,308
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.52%	2,250,219
NET ASSETS APPLICABLE TO 39,598,425 SHARES OUTSTANDING–100.00%	$434,367,527
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND STANDARD CLASS ($338,633,371 / 30,863,257 Shares)	$10.972
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND SERVICE CLASS ($95,734,156 / 8,735,168 Shares)	$10.960
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$433,473,508
Distributable earnings/(accumulated loss)	894,019
TOTAL NET ASSETS	$434,367,527

Δ Securities have been classified by country of origin. Classification by type of business has been presented on page 4 and 5.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
★ Includes $36,480 payable for securities purchased, $61,127 payable for fund shares redeemed, $163,457 other accrued expenses payable, $322,833 due to manager and affiliates and $42,528 due to custodian as of December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
CDI–Chess Depository Interest
CVA–Dutch Certificate
FDR–Fiduciary Depositary Receipt
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LNG–Liquefied Natural Gas
SDR–Swedish Depositary Receipt
SGD–Singapore Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–47

LVIP Dimensional International Core Equity Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$13,373,064
Interest	91
Foreign taxes withheld	(1,201,114)
12,172,041
EXPENSES:
Management fees	2,870,549
Distribution fees-Service Class	198,467
Professional fees	129,273
Shareholder servicing fees	110,995
Accounting and administration expenses	88,085
Custodian fees	86,704
Reports and statements to shareholders	24,822
Trustees’ fees and expenses	11,397
Interest expense	2,721
Consulting fees	2,079
Pricing fees	1,256
Other	7,085
3,533,433
Less:
Management fees waived	(650,658)
Expenses reimbursed	(78,955)
Total operating expenses	2,803,820
NET INVESTMENT INCOME	9,368,221
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(3,052,472)
Foreign currencies	(44,399)
Futures contracts	41,767
Net realized loss	(3,055,104)
Net change in unrealized appreciation (depreciation) of:
Investments	65,212,979
Foreign currencies	33,995
Net change in unrealized appreciation (depreciation)	65,246,974
NET REALIZED AND UNREALIZED GAIN	62,191,870
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,560,091
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 9,368,221	$ 6,592,925
Net realized gain (loss)	(3,055,104)	1,148,988
Net change in unrealized appreciation (depreciation)	65,246,974	(71,756,241)
Net increase (decrease) in net assets resulting from operations	71,560,091	(64,014,328)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,457,920)	(5,325,213)
Service Class	(1,899,684)	(1,129,288)
	(9,357,604)	(6,454,501)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	41,617,678	110,175,855
Service Class	27,574,188	42,783,527
Reinvestment of dividends and distributions:
Standard Class	7,457,920	5,325,213
Service Class	1,899,684	1,129,288
	78,549,470	159,413,883
Cost of shares redeemed:
Standard Class	(22,199,740)	(6,645,698)
Service Class	(9,697,898)	(10,655,098)
	(31,897,638)	(17,300,796)
Increase in net assets derived from capital share transactions	46,651,832	142,113,087
NET INCREASE IN NET ASSETS	108,854,319	71,644,258
NET ASSETS:
Beginning of year	325,513,208	253,868,950
End of year	$434,367,527	$325,513,208
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–48

LVIP Dimensional International Core Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Standard Class
	Year Ended				5/1/15 to12/31/15[1]
	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.291	$ 11.499	$ 9.192	$ 8.985	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.257	0.241	0.204	0.198	0.103
Net realized and unrealized gain (loss)	1.671	(2.252)	2.306	0.208	(1.022)
Total from investment operations	1.928	(2.011)	2.510	0.406	(0.919)
Less dividends and distributions from:
Net investment income	(0.247)	(0.197)	(0.203)	(0.199)	(0.096)
Total dividends and distributions	(0.247)	(0.197)	(0.203)	(0.199)	(0.096)
Net asset value, end of period	$ 10.972	$ 9.291	$ 11.499	$ 9.192	$ 8.985
Total return[3]	20.85%	(17.55%)	27.36%	4.51%	(9.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$338,633	$ 262,312	$210,166	$145,238	$245,437
Ratio of expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.87%	1.00%	1.03%	1.10%	1.02%
Ratio of net investment income to average net assets	2.50%	2.19%	1.94%	2.23%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.31%	1.87%	1.59%	1.81%	1.28%
Portfolio turnover	8%	4%	9%	26%	92%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–49

LVIP Dimensional International Core Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Service Class
	Year Ended				5/1/15 to12/31/15[1]
	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.285	$ 11.493	$ 9.191	$ 8.987	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.231	0.213	0.181	0.178	0.086
Net realized and unrealized gain (loss)	1.668	(2.246)	2.297	0.203	(1.020)
Total from investment operations	1.899	(2.033)	2.478	0.381	(0.934)
Less dividends and distributions from:
Net investment income	(0.224)	(0.175)	(0.176)	(0.177)	(0.079)
Total dividends and distributions	(0.224)	(0.175)	(0.176)	(0.177)	(0.079)
Net asset value, end of period	$ 10.960	$ 9.285	$ 11.493	$ 9.191	$ 8.987
Total return[3]	20.53%	(17.75%)	27.01%	4.24%	(9.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 95,734	$ 63,201	$ 43,703	$10,884	$ 5,518
Ratio of expenses to average net assets	0.93%	0.93%	0.93%	0.93%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.12%	1.25%	1.28%	1.35%	1.27%
Ratio of net investment income to average net assets	2.25%	1.94%	1.69%	1.98%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	1.62%	1.34%	1.56%	1.03%
Portfolio turnover	8%	4%	9%	26%	92%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–50

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Core Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).
 Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Dimensional International Core Equity Fund–51

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.17% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.68% of the average daily net assets for the Standard Class and 0.93% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2019, no expense reimbursements were subject to recoupment.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$21,454
Legal	4,241
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,844 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Dimensional International Core Equity Fund–52

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Management fees payable to LIAC	$292,399
Distribution fees payable to LFD	19,913
Shareholder servicing fees payable to Lincoln Life	10,521
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$80,551,935
Sales	31,625,903
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$403,326,829
Aggregate unrealized appreciation of investments	$ 65,826,720
Aggregate unrealized depreciation of investments	(37,036,241)
Net unrealized appreciation of investments	$ 28,790,479
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 26,599,983	$ —	$ —*	$ 26,599,983
Austria	774,447	1,524,260	—	2,298,707
Belgium	5,614,166	—	—	5,614,166
Canada	40,127,886	—	—	40,127,886
LVIP Dimensional International Core Equity Fund–53

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Chile	$ 135,089	$ —	$ —	$ 135,089
China	11,966	—	—	11,966
Colombia	—	123,469	—	123,469
Denmark	3,669,399	3,389,817	—	7,059,216
Finland	2,042,896	4,761,833	—	6,804,729
France	33,560,012	—	—	33,560,012
Germany	4,107,159	26,822,555	—	30,929,714
Hong Kong	11,174,944	—	20,645	11,195,589
Ireland	3,611,469	—	—	3,611,469
Isle Of Man	342,123	—	—	342,123
Israel	3,045,618	—	—	3,045,618
Italy	761,435	10,608,723	2	11,370,160
Japan	646,598	102,415,189	15,410	103,077,197
Jersey	117,802	—	—	117,802
Luxembourg	669,175	133,280	—	802,455
Macau	307,225	—	—	307,225
Mexico	25,355	—	—	25,355
Mongolia	2,961	—	—	2,961
Netherlands	14,699,068	—	—	14,699,068
New Zealand	1,962,642	—	—	1,962,642
Norway	670,439	2,966,241	—	3,636,680
Portugal	934,755	—	—	934,755
Russia	57,069	—	—	57,069
Singapore	4,368,974	77,623	42,037	4,488,634
Spain	9,308,320	—	—	9,308,320
Sweden	2,337,303	9,794,977	—	12,132,280
Switzerland	4,170,919	26,796,894	—	30,967,813
United Arab Emirates	54,699	—	—	54,699
United Kingdom	62,899,910	933,653	—	63,833,563
United States	827,831	—	—	827,831
Preferred Stocks
Germany	89,691	1,942,138	—	2,031,829
Rights	11,505	3,382	4,347	19,234
Warrant	—	—	—	—
Total Investments	$239,740,833	$192,294,034	$82,441	$432,117,308

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
The securities that have been valued at zero on the “Statement of Net Assets” are considered to be Level 3 investments in this table.
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, passive foreign investment companies and former tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$9,357,604	$6,454,501
LVIP Dimensional International Core Equity Fund–54

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 610,313
Capital loss carryforward	(28,528,577)
Other temporary differences	(1)
Net unrealized appreciation	28,812,284
Distributable earnings/(accumulated loss)	$ 894,019
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$21,877,216	$6,651,361	$28,528,577
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	4,081,783	10,012,515
Service Class	2,690,848	3,851,056
Shares reinvested:
Standard Class	693,350	550,738
Service Class	176,822	116,765
	7,642,803	14,531,074
Shares redeemed:
Standard Class	(2,143,728)	(608,427)
Service Class	(939,572)	(963,447)
	(3,083,300)	(1,571,874)
Net increase	4,559,503	12,959,200
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   No futures contracts were outstanding at December 31, 2019.   During the year ended December 31, 2019, the Fund had open futures contracts with a notional of $1,739,830 for 5 days.
During the year ended December 31, 2019, the Fund used futures contracts as a cash management tool.
LVIP Dimensional International Core Equity Fund–55

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$41,767	$—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had no assets and liabilities subject to offsetting provisions.
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Dimensional International Core Equity Fund–56

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Core Equity Fund–57

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional International Core Equity Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Dimensional International Core Equity Fund–58

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management
LVIP Dimensional International Core Equity Fund–59

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the LVIP Dimensional International Core Equity Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional International Core Equity Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Small/Mid Value funds category and the MSCI World Ex USA NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the benchmark index for the three-year period. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule and the fees of clients with similar strategies advised by Dimensional. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedule was negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional International Core Equity Fund–60

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional International Core Equity Fund–61

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Dimensional International Core Equity Fund–62

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional International Core Equity Fund–63

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional International Core Equity Fund–64

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Core Equity Fund–65

LVIP Dimensional U.S. Core Equity 1 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional U.S. Core Equity 1 Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 1 Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 30.11% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 3000® Index1, returned 31.02%.
The U.S. market had positive performance for the year, outperforming both developed ex U.S. and emerging markets.
Along the market capitalization dimension, small caps (Russell 2000® Index2) underperformed large caps (Russell 1000® Index3) by 5.9%. Mid caps (Russell Midcap® Index4) outperformed small caps by 5.0% and underperformed large caps by 0.9%. Along the relative price dimension, large cap value stocks (Russell 1000® Value Index5) underperformed large cap growth stocks (Russell 1000® Growth Index6) by 9.9%, and small cap value stocks (Russell 2000® Value Index7) underperformed small cap growth (Russell 2000® Growth Index8) by 6.1%. It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability among large caps but underperformed among small caps.
The Fund’s greater emphasis on small cap stocks detracted from performance relative to the benchmark, as small caps underperformed large caps for the year. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Fund’s greater emphasis on value stocks also detracted from relative performance. Conversely, the Fund’s greater emphasis on stocks with higher profitability had a positive impact on relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks for the year. At the sector level, the Fund’s general exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs underperformed the overall index.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Jed Fogdall
Joel Schneider
Lukas Smart
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 1 Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $32,492. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $35,215. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 30.11%
Five Years	+ 10.33%
Ten Years	+ 12.51%
Service Class Shares
One Year	+ 29.65%
Five Years	+ 9.95%
Ten Years	+ 12.12%
1. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of the index.
3. The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

LVIP Dimensional U.S. Core Equity 1 Fund–1

LVIP Dimensional U.S. Core Equity 1 Fund
2019 Annual Report Commentary (unaudited) (continued)
4. The Russell Midcap® Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap® Index are the same 800 of the 1,000 companies that comprise Russell 1000® Index. The Russell 1000® Index is a compilation of the largest 1,000 publicly traded U.S. companies.
5. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
6. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
7. The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
8. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Dimensional U.S. Core Equity 1 Fund–2

LVIP Dimensional U.S. Core Equity 1 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,101.60	0.41%	$2.17
Service Class Shares	1,000.00	1,099.60	0.76%	4.02
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.41%	$2.09
Service Class Shares	1,000.00	1,021.40	0.76%	3.87

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 1 Fund–3

LVIP Dimensional U.S. Core Equity 1 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.72%
Aerospace & Defense	2.35%
Air Freight & Logistics	0.63%
Airlines	0.73%
Auto Components	0.60%
Automobiles	0.48%
Banks	6.91%
Beverages	1.39%
Biotechnology	1.91%
Building Products	0.66%
Capital Markets	2.71%
Chemicals	2.15%
Commercial Services & Supplies	1.12%
Communications Equipment	0.99%
Construction & Engineering	0.41%
Construction Materials	0.18%
Consumer Finance	1.02%
Containers & Packaging	0.71%
Distributors	0.21%
Diversified Consumer Services	0.36%
Diversified Financial Services	1.12%
Diversified Telecommunication Services	2.62%
Electric Utilities	1.52%
Electrical Equipment	0.74%
Electronic Equipment, Instruments & Components	1.51%
Energy Equipment & Services	0.57%
Entertainment	1.04%
Food & Staples Retailing	1.40%
Food Products	1.37%
Gas Utilities	0.27%
Health Care Equipment & Supplies	2.30%
Health Care Providers & Services	2.94%
Health Care Technology	0.20%
Hotels, Restaurants & Leisure	2.12%
Household Durables	0.92%
Household Products	1.18%
Independent Power and Renewable Electricity Producers	0.22%
Industrial Conglomerates	0.92%
Insurance	2.92%
Interactive Media & Services	2.76%
Internet & Direct Marketing Retail	2.69%
IT Services	4.64%
Leisure Products	0.22%
Life Sciences Tools & Services	0.96%
Machinery	2.93%
Security Type/Sector	Percentage of Net Assets
Marine	0.07%
Media	1.87%
Metals & Mining	0.68%
Multiline Retail	0.68%
Multi-Utilities	0.80%
Oil, Gas & Consumable Fuels	3.98%
Paper & Forest Products	0.12%
Personal Products	0.32%
Pharmaceuticals	3.60%
Professional Services	0.57%
Real Estate Management & Development	0.31%
Road & Rail	1.22%
Semiconductors & Semiconductor Equipment	4.32%
Software	5.12%
Specialty Retail	2.69%
Technology Hardware, Storage & Peripherals	4.53%
Textiles, Apparel & Luxury Goods	1.04%
Thrifts & Mortgage Finance	0.50%
Tobacco	0.62%
Trading Companies & Distributors	0.73%
Transportation Infrastructure	0.02%
Water Utilities	0.18%
Wireless Telecommunication Services	0.15%
Rights	0.01%
Money Market Fund	0.23%
Total Investments	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	3.99%
Microsoft	2.84%
Amazon.com	2.20%
JPMorgan Chase & Co.	1.39%
AT&T	1.34%
Facebook Class A	1.16%
Johnson & Johnson	1.06%
Berkshire Hathaway Class B	1.03%
Intel	1.02%
Verizon Communications	1.01%
Total	17.04%

LVIP Dimensional U.S. Core Equity 1 Fund–4

LVIP Dimensional U.S. Core Equity 1 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
IT–Information Technology
LVIP Dimensional U.S. Core Equity 1 Fund–5

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.72%
Aerospace & Defense–2.35%
AAR	5,389	$ 243,044
†Aerojet Rocketdyne Holdings	7,418	338,706
†Aerovironment	2,215	136,754
Arconic	26,523	816,113
†Astronics	2,505	70,015
†Astronics Class B	1,301	36,526
†Axon Enterprise	1,811	132,710
Boeing	16,684	5,434,980
BWX Technologies	5,833	362,113
Cubic	3,909	248,495
Curtiss-Wright	4,750	669,227
†Ducommun	1,600	80,848
General Dynamics	10,719	1,890,296
HEICO	3,196	364,823
HEICO Class A	4,785	428,401
Hexcel	10,095	740,064
Huntington Ingalls Industries	3,927	985,206
†Kratos Defense & Security Solutions	12,058	217,165
L3Harris Technologies	8,170	1,616,598
Lockheed Martin	10,448	4,068,242
†Mercury Systems	3,446	238,153
Moog Class A	3,369	287,477
National Presto Industries	1,066	94,224
Northrop Grumman	6,923	2,381,304
Park Aerospace	2,423	39,422
Raytheon	11,202	2,461,527
Spirit AeroSystems Holdings Class A	8,350	608,548
†Teledyne Technologies	2,365	819,567
Textron	22,144	987,622
TransDigm Group	2,778	1,555,680
Triumph Group	6,690	169,056
United Technologies	30,252	4,530,540
†Vectrus	2,921	149,730
†Wesco Aircraft Holdings	14,929	164,518
		33,367,694
Air Freight & Logistics–0.63%
†Air Transport Services Group	10,584	248,301
†Atlas Air Worldwide Holdings	3,789	104,463
CH Robinson Worldwide	9,962	779,028
†Echo Global Logistics	6,655	137,758
Expeditors International of Washington	11,713	913,848
FedEx	12,617	1,907,817
Forward Air	4,082	285,536
†Hub Group Class A	4,075	209,007
United Parcel Service Class B	28,400	3,324,504
†XPO Logistics	12,314	981,426
		8,891,688
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Airlines–0.73%
Alaska Air Group	15,098	$ 1,022,889
Allegiant Travel	2,388	415,608
American Airlines Group	20,094	576,296
Copa Holdings Class A	4,120	445,290
Delta Air Lines	38,781	2,267,913
Hawaiian Holdings	6,305	184,673
†JetBlue Airways	33,203	621,560
SkyWest	6,659	430,371
Southwest Airlines	31,427	1,696,429
†Spirit Airlines	10,860	437,767
†United Airlines Holdings	26,032	2,293,159
		10,391,955
Auto Components–0.60%
†Adient	7,115	151,194
†American Axle & Manufacturing Holdings	21,651	232,965
Aptiv	13,599	1,291,497
Autoliv	7,240	611,129
BorgWarner	16,936	734,684
Cooper Tire & Rubber	8,107	233,076
†Cooper-Standard Holdings	2,502	82,966
Dana	23,970	436,254
†Delphi Technologies	6,922	88,809
†Dorman Products	3,454	261,537
†Fox Factory Holding	3,534	245,860
†Garrett Motion	3,608	36,044
Gentex	34,298	993,956
†Gentherm	4,875	216,401
Goodyear Tire & Rubber	34,879	542,543
†Horizon Global	2,190	7,643
LCI Industries	3,863	413,843
Lear	7,285	999,502
†Modine Manufacturing	8,303	63,933
†Motorcar Parts of America	2,029	44,699
Standard Motor Products	2,906	154,657
†Stoneridge	3,532	103,558
Superior Industries International	3,283	12,114
Tenneco Class A	8,836	115,752
†Veoneer	7,240	113,089
†Visteon	3,380	292,674
		8,480,379
Automobiles–0.48%
Ford Motor	208,112	1,935,442
General Motors	85,499	3,129,263
Harley-Davidson	15,921	592,102
†Tesla	1,541	644,647
Thor Industries	3,173	235,722
Winnebago Industries	5,327	282,224
		6,819,400
LVIP Dimensional U.S. Core Equity 1 Fund–6

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks–6.91%
1st Source	3,376	$ 175,147
†Allegiance Bancshares	1,697	63,807
Ameris Bancorp	8,107	344,872
Arrow Financial	484	18,295
Associated Banc-Corp	16,938	373,314
†Atlantic Capital Bancshares	2,200	40,370
Atlantic Union Bankshares	7,033	264,089
Banc of California	9,953	170,993
BancFirst	3,473	216,854
†Bancorp	11,149	144,603
BancorpSouth Bank	10,113	317,649
Bank of America	287,415	10,122,756
Bank of Hawaii	5,106	485,887
Bank of Marin Bancorp	800	36,040
Bank of NT Butterfield & Son	7,533	278,872
Bank OZK	13,694	417,735
BankUnited	12,210	446,398
Banner	5,972	337,955
Berkshire Hills Bancorp	5,646	185,640
BOK Financial	5,728	500,627
Boston Private Financial Holdings	14,301	172,041
Bridge Bancorp	2,824	94,689
Brookline Bancorp	16,250	267,475
Bryn Mawr Bank	3,680	151,763
Cadence BanCorp	17,046	309,044
Camden National	1,998	92,028
Capital City Bank Group	800	24,400
Carolina Financial	4,015	173,568
Cathay General Bancorp	8,683	330,388
CBTX	1,306	40,643
CenterState Bank	10,580	264,288
Central Pacific Financial	5,001	147,930
CIT Group	10,032	457,760
Citigroup	76,340	6,098,803
Citizens Financial Group	10,989	446,263
City Holding	2,841	232,820
CNB Financial	543	17,745
Columbia Banking System	8,265	336,262
Comerica	7,262	521,048
Commerce Bancshares	9,944	675,623
Community Bank System	5,191	368,250
Community Trust Bancorp	2,467	115,061
ConnectOne Bancorp	6,176	158,847
Cullen/Frost Bankers	4,148	405,591
†Customers Bancorp	3,657	87,073
CVB Financial	14,317	308,961
Dime Community Bancshares	6,872	143,556
Eagle Bancorp	5,654	274,954
East West Bancorp	11,093	540,229
Enterprise Financial Services	3,126	150,704
†Equity Bancshares Class A	1,380	42,601
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
FB Financial	5,315	$ 210,421
Fifth Third Bancorp	43,651	1,341,832
Financial Institutions	763	24,492
First Bancorp (North Carolina)	4,235	169,019
First BanCorp (Puerto Rico)	32,583	345,054
First Bancshares	1,363	48,414
First Busey	9,536	262,240
First Citizens BancShares Class A	953	507,196
First Commonwealth Financial	14,092	204,475
First Community Bancshares	1,307	40,543
First Financial	880	40,234
First Financial Bancorp	11,350	288,744
First Financial Bankshares	8,922	313,162
First Foundation	5,112	88,949
First Hawaiian	5,650	163,003
First Horizon National	31,320	518,659
First Interstate BancSystem Class A	3,666	153,679
First Merchants	8,190	340,622
First Mid-Illinois Bancshares	773	27,248
First Midwest Bancorp	14,084	324,777
First of Long Island	1,772	44,442
First Republic Bank	6,632	778,928
Flushing Financial	4,876	105,346
FNB	32,839	417,055
Franklin Financial Network	1,323	45,419
Fulton Financial	20,249	352,940
German American Bancorp	3,237	115,302
Glacier Bancorp	7,273	334,485
Great Southern Bancorp	2,431	153,931
Great Western Bancorp	8,042	279,379
Hancock Whitney	9,517	417,606
Hanmi Financial	4,000	79,980
†Harborone Bancorp	3,325	36,542
Heartland Financial USA	6,250	310,875
Heritage Commerce	3,648	46,804
Heritage Financial	6,057	171,413
Hilltop Holdings	13,115	326,957
Home BancShares	18,464	363,002
HomeTrust Bancshares	901	24,174
Hope Bancorp	16,420	244,001
Horizon Bancorp	7,246	137,674
Huntington Bancshares	53,810	811,455
IBERIABANK	4,674	349,755
Independent Bank	2,269	51,393
Independent Bank (Massachusetts)	3,374	280,885
Independent Bank Group	4,072	225,752
International Bancshares	10,063	433,413
Investors Bancorp	34,004	405,158
JPMorgan Chase & Co.	142,058	19,802,885

LVIP Dimensional U.S. Core Equity 1 Fund–7

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
KeyCorp	30,881	$ 625,031
Lakeland Bancorp	9,994	173,696
Lakeland Financial	2,847	139,304
Live Oak Bancshares	3,640	69,196
M&T Bank	4,902	832,114
Mercantile Bank	1,436	52,371
Midland States Bancorp	1,400	40,544
MidWestOne Financial Group	600	21,738
National Bank Holdings Class A	5,083	179,023
NBT Bancorp	5,373	217,929
†Nicolet Bankshares	573	42,316
OFG Bancorp	8,163	192,728
Old National Bancorp	17,834	326,184
Opus Bank	5,332	137,939
Origin Bancorp	1,679	63,533
Pacific Premier Bancorp	8,345	272,089
PacWest Bancorp	6,709	256,753
Park National	1,685	172,510
Peapack Gladstone Financial	2,958	91,402
Peoples Bancorp	3,493	121,067
People's United Financial	36,431	615,684
People's Utah Bancorp	300	9,036
Pinnacle Financial Partners	5,894	377,216
PNC Financial Services Group	14,174	2,262,596
Popular	10,058	590,907
Preferred Bank	1,509	90,676
Prosperity Bancshares	11,758	845,283
QCR Holdings	1,263	55,395
Regions Financial	53,899	924,907
Renasant	9,498	336,419
Republic Bancorp Class A	1,755	82,134
S&T Bancorp	4,286	172,683
Sandy Spring Bancorp	4,310	163,263
†Seacoast Banking Corp. of Florida	1,194	36,501
ServisFirst Bancshares	6,045	227,776
Sierra Bancorp	742	21,607
Signature Bank	2,588	353,547
Simmons First National Class A	12,660	339,161
South State	3,499	303,538
Southside Bancshares	5,011	186,109
Sterling Bancorp	21,051	443,755
Stock Yards Bancorp	2,112	86,719
†SVB Financial Group	4,498	1,129,178
Synovus Financial	18,621	729,943
TCF Financial	20,070	939,276
†Texas Capital Bancshares	5,756	326,768
Tompkins Financial	1,879	171,929
Towne Bank	9,443	262,704
TriCo Bancshares	4,228	172,545
†TriState Capital Holdings	3,540	92,465
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†Triumph Bancorp	6,346	$ 241,275
Truist Financial	41,774	2,352,712
Trustmark	10,322	356,212
UMB Financial	5,041	346,014
Umpqua Holdings	21,855	386,833
United Bankshares	11,140	430,672
United Community Banks	9,910	306,021
Univest Corp. of Pennsylvania	5,030	134,703
US Bancorp	56,106	3,326,525
Valley National Bancorp	39,046	447,077
Veritex Holdings	3,945	114,918
Washington Trust Bancorp	3,228	173,634
Webster Financial	9,266	494,434
Wells Fargo & Co.	185,443	9,976,833
WesBanco	5,095	192,540
Westamerica Bancorporation	2,893	196,059
Western Alliance Bancorp	10,465	596,505
Wintrust Financial	5,764	408,668
Zions Bancorp	9,192	477,249
		98,288,096
Beverages–1.39%
†Boston Beer Class A	1,066	402,788
Brown-Forman Class A	1,046	65,657
Brown-Forman Class B	14,939	1,009,876
Coca-Cola	136,799	7,571,825
Coca-Cola Bottling Consolidated	1,022	290,299
Constellation Brands Class A	4,545	862,414
Keurig Dr Pepper	10,927	316,337
MGP Ingredients	1,497	72,530
Molson Coors Brewing Class B	8,298	447,262
†Monster Beverage	12,489	793,676
†National Beverage	1,899	96,887
PepsiCo	57,262	7,825,997
†Primo Water	2,727	30,611
		19,786,159
Biotechnology–1.91%
AbbVie	48,379	4,283,477
†ACADIA Pharmaceuticals	2,300	98,394
†Achillion Pharmaceuticals	5,527	33,328
†Acorda Therapeutics	7,762	15,834
†Adverum Biotechnologies	10,775	124,128
†Agios Pharmaceuticals	1,832	87,478
†Akebia Therapeutics	7,400	46,768
†Alexion Pharmaceuticals	5,697	616,130
†Alkermes	3,336	68,054
†Alnylam Pharmaceuticals	2,227	256,484
Amgen	25,518	6,151,624
†Amicus Therapeutics	4,200	40,908
†AnaptysBio	2,400	39,000

LVIP Dimensional U.S. Core Equity 1 Fund–8

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Anika Therapeutics	1,937	$ 100,433
†Arena Pharmaceuticals	3,770	171,233
†Arrowhead Pharmaceuticals	2,286	145,001
†Atara Biotherapeutics	3,839	63,228
†Audentes Therapeutics	4,145	248,037
†Biogen	8,809	2,613,895
†BioMarin Pharmaceutical	3,163	267,432
†Bluebird Bio	1,745	153,124
†Blueprint Medicines	1,131	90,604
†Concert Pharmaceuticals	4,505	41,559
†CRISPR Therapeutics	1,357	82,648
†Deciphera Pharmaceuticals	4,014	249,831
†Denali Therapeutics	4,195	73,077
†Eagle Pharmaceuticals	1,957	117,577
†Emergent BioSolutions	5,759	310,698
†Enanta Pharmaceuticals	2,114	130,603
†Epizyme	4,841	119,089
†Exact Sciences	3,427	316,929
†Exelixis	16,882	297,461
†FibroGen	2,296	98,475
†Five Prime Therapeutics	4,086	18,755
†G1 Therapeutics	4,800	126,864
Gilead Sciences	52,064	3,383,119
†Global Blood Therapeutics	5,962	473,919
†GlycoMimetics	1,315	6,956
†Halozyme Therapeutics	3,033	53,775
†Incyte	2,788	243,448
†Intellia Therapeutics	2,940	43,130
†Ionis Pharmaceuticals	3,545	214,153
†Iovance Biotherapeutics	4,238	117,308
†Karyopharm Therapeutics	4,951	94,911
†Kura Oncology	3,841	52,814
†Ligand Pharmaceuticals	1,549	161,545
†MacroGenics	6,645	72,298
†Madrigal Pharmaceuticals	765	69,699
†Momenta Pharmaceuticals	5,261	103,799
†Myriad Genetics	6,072	165,341
†Neurocrine Biosciences	2,841	305,379
†ObsEva S.A.	1,100	4,202
†OPKO Health	26,983	39,665
†PDL BioPharma	21,857	70,926
†Prothena	2,660	42,108
†Regeneron Pharmaceuticals	2,460	923,681
†REGENXBIO	4,574	187,397
†Retrophin	4,405	62,551
†Rhythm Pharmaceuticals	631	14,488
†Rocket Pharmaceuticals	4,200	95,592
†Sage Therapeutics	900	64,971
†Sangamo Therapeutics	13,158	110,132
†Sarepta Therapeutics	2,381	307,244
†Seattle Genetics	3,269	373,516
†Spectrum Pharmaceuticals	5,200	18,928
†Ultragenyx Pharmaceutical	1,249	53,345
†United Therapeutics	5,963	525,221
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Vanda Pharmaceuticals	5,302	$ 87,006
†Vertex Pharmaceuticals	3,259	713,558
†Xencor	5,219	179,481
		27,133,766
Building Products–0.66%
AAON	5,498	271,656
Advanced Drainage Systems	7,020	272,657
Allegion	4,973	619,337
†American Woodmark	2,433	254,273
AO Smith	8,977	427,664
Apogee Enterprises	3,439	111,768
†Armstrong Flooring	3,796	16,209
Armstrong World Industries	4,709	442,505
†Builders FirstSource	19,637	498,976
†Continental Building Products	6,258	227,979
†Cornerstone Building Brands	8,244	70,156
CSW Industrials	1,989	153,153
Fortune Brands Home & Security	8,581	560,683
†Gibraltar Industries	3,900	196,716
Griffon	7,849	159,570
Insteel Industries	1,756	37,736
†JELD-WEN Holding	13,799	323,035
Johnson Controls International	20,579	837,771
Lennox International	1,939	473,058
Masco	14,194	681,170
†Masonite International	3,980	287,396
Owens Corning	12,082	786,780
Patrick Industries	4,000	209,720
†PGT Innovations	8,191	122,128
Quanex Building Products	4,360	74,469
†Resideo Technologies	14,386	171,625
Simpson Manufacturing	4,772	382,858
†Trex	4,005	359,969
Universal Forest Products	7,985	380,884
		9,411,901
Capital Markets–2.71%
Affiliated Managers Group	4,373	370,568
Ameriprise Financial	7,248	1,207,372
Ares Management Class A	5,059	180,556
Artisan Partners Asset Management Class A	3,789	122,460
Bank of New York Mellon	34,671	1,744,991
BGC Partners Class A	30,856	183,285
BlackRock	3,395	1,706,667
Blackstone Group Class A	5,713	319,585
†Blucora	5,281	138,045
†Brightsphere Investment Group	6,371	65,112
Cboe Global Markets	6,135	736,200

LVIP Dimensional U.S. Core Equity 1 Fund–9

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Charles Schwab	30,396	$ 1,445,634
CME Group	6,950	1,395,004
Cohen & Steers	4,673	293,277
Diamond Hill Investment Group	786	110,402
†Donnelley Financial Solutions	6,570	68,788
E*TRADE Financial	15,622	708,770
Eaton Vance	9,530	444,956
Evercore Class A	5,155	385,388
FactSet Research Systems	2,282	612,261
Federated Investors Class B	13,518	440,552
Franklin Resources	15,901	413,108
GAIN Capital Holdings	5,501	21,729
Goldman Sachs Group	11,513	2,647,184
Greenhill & Co.	3,574	61,044
Hamilton Lane Class A	2,290	136,484
Houlihan Lokey	2,921	142,749
Interactive Brokers Group Class A	11,049	515,104
Intercontinental Exchange	15,452	1,430,083
†INTL. FCStone	1,728	84,378
Invesco	22,723	408,560
Janus Henderson Group	11,212	274,133
Lazard Class A	6,961	278,162
Legg Mason	11,109	398,924
LPL Financial Holdings	9,695	894,364
MarketAxess Holdings	2,604	987,202
Moelis & Co. Class A	4,279	136,586
Moody's	6,784	1,610,589
Morgan Stanley	56,694	2,898,197
Morningstar	4,929	745,807
MSCI	4,522	1,167,490
Nasdaq	10,110	1,082,781
Northern Trust	7,396	785,751
Oppenheimer Holdings Class A	566	15,554
Piper Jaffray	2,718	217,277
PJT Partners Class A	2,208	99,647
Raymond James Financial	9,843	880,555
S&P Global	11,412	3,116,047
SEI Investments	9,432	617,607
State Street	10,183	805,475
Stifel Financial	7,513	455,663
T. Rowe Price Group	12,777	1,556,750
TD Ameritrade Holding	8,128	403,962
Virtu Financial Class A	755	12,072
Virtus Investment Partners	817	99,445
Waddell & Reed Financial Class A	15,478	258,792
Westwood Holdings Group	147	4,354
WisdomTree Investments	27,823	134,663
		38,478,145
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals–2.15%
†AdvanSix	4,807	$ 95,948
Air Products & Chemicals	5,258	1,235,577
Albemarle	5,932	433,273
American Vanguard	3,629	70,657
Ashland Global Holdings	4,435	339,411
†Axalta Coating Systems	16,444	499,898
Balchem	2,885	293,203
Cabot	7,734	367,520
Celanese	9,212	1,134,181
CF Industries Holdings	13,840	660,722
Chase	1,120	132,698
Chemours	8,853	160,151
†Corteva	26,847	793,597
†Dow	28,169	1,541,689
DuPont de Nemours	22,736	1,459,651
Eastman Chemical	15,225	1,206,734
Ecolab	9,659	1,864,090
†Element Solutions	32,886	384,108
†Ferro	13,661	202,593
FMC	5,909	589,836
FutureFuel	4,566	56,573
†GCP Applied Technologies	5,509	125,109
Hawkins	819	37,518
HB Fuller	5,745	296,270
Huntsman	27,463	663,506
†Ingevity	4,179	365,161
Innophos Holdings	2,701	86,378
Innospec	3,098	320,457
International Flavors & Fragrances	4,658	600,975
†Intrepid Potash	6,128	16,607
†Koppers Holdings	1,784	68,184
†Kraton	6,560	166,099
Kronos Worldwide	11,671	156,391
Linde	14,858	3,163,268
†Livent	5,526	47,247
†LSB Industries	2,575	10,815
LyondellBasell Industries Class A	17,735	1,675,603
Minerals Technologies	4,368	251,728
Mosaic	18,114	391,987
NewMarket	1,227	596,960
Olin	18,769	323,765
†OMNOVA Solutions	2,534	25,619
PolyOne	9,434	347,077
PPG Industries	11,731	1,565,971
†PQ Group Holdings	2,891	49,667
Quaker Chemical	1,377	226,544
Rayonier Advanced Materials	10,113	38,834
RPM International	7,154	549,141
Scotts Miracle-Gro	6,737	715,335
Sensient Technologies	4,926	325,559
Sherwin-Williams	3,469	2,024,300
Stepan	2,727	279,354

LVIP Dimensional U.S. Core Equity 1 Fund–10

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
†Trecora Resources	1,810	$ 12,942
Tredegar	3,092	69,106
Trinseo	7,005	260,656
†Tronox Holdings Class A	12,136	138,593
Valvoline	15,826	338,835
†Venator Materials	6,100	23,363
Westlake Chemical	3,913	274,497
WR Grace & Co.	5,509	384,804
		30,536,335
Commercial Services & Supplies–1.12%
ABM Industries	8,999	339,352
ACCO Brands	15,297	143,180
ADT	7,542	59,808
†Advanced Disposal Services	9,285	305,198
†ARC Document Solutions	6,046	8,404
Brady Class A	5,320	304,623
Brink's	3,096	280,745
†Casella Waste Systems Class A	2,209	101,680
†Cimpress	3,169	398,565
Cintas	6,197	1,667,489
†Clean Harbors	6,114	524,275
†Copart	16,870	1,534,158
Covanta Holding	13,922	206,602
Deluxe	5,890	294,029
Ennis	3,323	71,943
†Harsco	9,121	209,874
Healthcare Services Group	2,712	65,956
†Heritage-Crystal Clean	1,138	35,699
Herman Miller	8,070	336,115
HNI	6,100	228,506
†IAA	12,184	573,379
Interface	8,682	144,034
KAR Auction Services	13,984	304,711
Kimball International Class B	4,901	101,304
Knoll	7,864	198,645
Matthews International Class A	4,904	187,186
McGrath RentCorp	3,569	273,171
Mobile Mini	5,916	224,276
MSA Safety	1,744	220,372
†PICO Holdings	2,699	30,013
Pitney Bowes	23,939	96,474
Quad/Graphics	5,244	24,489
Republic Services	16,118	1,444,656
Rollins	14,223	471,635
†SP Plus	3,002	127,375
Steelcase Class A	12,090	247,361
†Stericycle	7,107	453,498
†Team	2,683	42,848
Tetra Tech	6,217	535,657
UniFirst	1,742	351,849
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
US Ecology	3,069	$ 177,726
Viad	2,959	199,733
VSE	600	22,824
Waste Management	20,630	2,350,995
		15,920,412
Communications Equipment–0.99%
†Acacia Communications	5,992	406,318
ADTRAN	6,434	63,632
†Applied Optoelectronics	2,558	30,389
†Arista Networks	2,186	444,632
†CalAmp	2,806	26,882
†Calix	3,340	26,720
†Ciena	14,673	626,390
Cisco Systems	153,382	7,356,201
†CommScope Holding	14,905	211,502
Comtech Telecommunications	2,467	87,554
†EchoStar Class A	4,326	187,359
†F5 Networks	4,506	629,263
†Harmonic	15,891	123,950
†Infinera	28,262	224,400
InterDigital	3,332	181,561
Juniper Networks	22,261	548,288
†Lumentum Holdings	5,089	403,558
Motorola Solutions	5,314	856,298
†NETGEAR	5,991	146,839
†NetScout Systems	10,443	251,363
Plantronics	2,534	69,280
†Ribbon Communications	7,554	23,417
Ubiquiti	2,678	506,088
†ViaSat	4,826	353,239
†Viavi Solutions	21,760	326,400
		14,111,523
Construction & Engineering–0.41%
†AECOM	15,765	679,945
†Aegion	4,365	97,645
†Ameresco Class A	500	8,750
Arcosa	4,724	210,454
Argan	2,865	115,001
Comfort Systems USA	5,275	262,959
†Construction Partners Class A	3,231	54,507
†Dycom Industries	5,163	243,435
EMCOR Group	6,939	598,836
Fluor	6,492	122,569
Granite Construction	5,660	156,612
†Great Lakes Dredge & Dock	10,783	122,171
Jacobs Engineering Group	6,624	595,034
†MasTec	10,781	691,709
†MYR Group	2,986	97,314
†NV5 Global	1,900	95,855
Primoris Services	10,014	222,711

LVIP Dimensional U.S. Core Equity 1 Fund–11

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
Quanta Services	15,156	$ 617,001
†Sterling Construction	6,125	86,240
†Tutor Perini	7,043	90,573
Valmont Industries	2,153	322,476
†Willscot	14,729	272,339
		5,764,136
Construction Materials–0.18%
Eagle Materials	4,281	388,116
Martin Marietta Materials	3,480	973,147
†Summit Materials Class A	14,078	336,464
†U.S. Concrete	2,396	99,817
Vulcan Materials	5,108	735,501
		2,533,045
Consumer Finance–1.02%
Ally Financial	26,793	818,794
American Express	29,443	3,665,359
Capital One Financial	16,713	1,719,935
†Credit Acceptance	2,022	894,391
Discover Financial Services	25,340	2,149,339
†Encore Capital Group	5,079	179,593
†Enova International	5,850	140,751
†EZCORP Class A	6,690	45,626
FirstCash	5,361	432,257
†Green Dot Class A	5,819	135,583
†LendingClub	14,756	186,221
Navient	38,163	522,070
Nelnet Class A	4,320	251,597
OneMain Holdings	11,443	482,322
†PRA Group	6,942	251,995
Santander Consumer USA Holdings	29,973	700,469
SLM	54,985	489,916
Synchrony Financial	38,150	1,373,782
†World Acceptance	1,118	96,595
		14,536,595
Containers & Packaging–0.71%
†Amcor	57,359	621,772
AptarGroup	7,971	921,607
Avery Dennison	7,953	1,040,411
Ball	20,112	1,300,643
†Berry Global Group	11,557	548,842
†Crown Holdings	7,001	507,852
Graphic Packaging Holding	37,740	628,371
Greif Class A	4,106	181,485
Greif Class B	502	25,989
International Paper	20,094	925,329
Myers Industries	2,920	48,706
O-I Glass	23,503	280,391
Packaging Corp. of America	8,291	928,509
Sealed Air	10,093	402,004
Silgan Holdings	17,467	542,874
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Sonoco Products	12,990	$ 801,743
WestRock	10,483	449,825
		10,156,353
Distributors–0.21%
Core-Mark Holding	5,228	142,149
Genuine Parts	11,206	1,190,414
†LKQ	25,250	901,425
Pool	3,619	768,603
		3,002,591
Diversified Consumer Services–0.36%
†Adtalem Global Education	6,422	224,577
†American Public Education	2,213	60,614
†Bright Horizons Family Solutions	5,937	892,272
Carriage Services	2,326	59,546
†Chegg	2,936	111,304
†frontdoor	5,297	251,184
Graham Holdings Class B	553	353,361
†Grand Canyon Education	5,229	500,886
H&R Block	14,858	348,866
†Houghton Mifflin Harcourt	18,319	114,494
†K12	6,889	140,191
†Laureate Education Class A	1,100	19,371
†Perdoceo Education	7,863	144,600
†Regis	4,006	71,587
Service Corp. International	17,588	809,576
†ServiceMaster Global Holdings	10,594	409,564
Strategic Education	2,304	366,105
†WW International	6,119	233,807
		5,111,905
Diversified Financial Services–1.12%
†Berkshire Hathaway Class B	64,659	14,645,263
†Cannae Holdings	9,850	366,322
Jefferies Financial Group	16,565	353,994
†On Deck Capital	9,786	40,514
Voya Financial	8,511	519,001
		15,925,094
Diversified Telecommunication Services–2.62%
†Anterix	2,400	103,704
AT&T	489,403	19,125,869
ATN International	2,414	133,711
CenturyLink	80,600	1,064,726
†Cincinnati Bell	5,095	53,345
Cogent Communications Holdings	5,986	393,939
Consolidated Communications Holdings	10,085	39,130
†Frontier Communications	4,870	4,332
†GCI Liberty Class A	11,489	813,996

LVIP Dimensional U.S. Core Equity 1 Fund–12

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
†IDT Class B	3,397	$ 24,492
†Intelsat	8,847	62,194
†Iridium Communications	10,976	270,449
†ORBCOMM	9,336	39,304
Verizon Communications	234,557	14,401,800
†Vonage Holdings	17,773	131,698
†Zayo Group Holdings	16,100	557,865
		37,220,554
Electric Utilities–1.52%
ALLETE	4,494	364,778
Alliant Energy	10,808	591,414
American Electric Power	15,610	1,475,301
Avangrid	2,641	135,114
Duke Energy	22,164	2,021,578
Edison International	12,899	972,714
El Paso Electric	4,644	315,281
Entergy	5,703	683,219
Evergy	10,740	699,067
Eversource Energy	11,554	982,899
Exelon	31,038	1,415,022
FirstEnergy	22,090	1,073,574
Hawaiian Electric Industries	8,248	386,501
IDACORP	3,906	417,161
MGE Energy	3,422	269,722
NextEra Energy	15,170	3,673,567
OGE Energy	8,515	378,662
Otter Tail	4,368	224,035
†PG&E	11,609	126,190
Pinnacle West Capital	5,231	470,424
PNM Resources	8,002	405,781
Portland General Electric	7,726	431,033
PPL	26,960	967,325
Southern	32,677	2,081,525
Xcel Energy	17,587	1,116,599
		21,678,486
Electrical Equipment–0.74%
Acuity Brands	2,185	301,530
Allied Motion Technologies	1,708	82,838
AMETEK	12,878	1,284,452
†Atkore International Group	4,968	201,005
AZZ	3,479	159,860
Eaton	14,735	1,395,699
Emerson Electric	25,378	1,935,326
Encore Wire	3,665	210,371
EnerSys	4,508	337,334
†Generac Holdings	9,396	945,144
GrafTech International	5,319	61,807
Hubbell	5,553	820,844
nVent Electric	8,024	205,254
Powell Industries	1,827	89,505
Regal Beloit	4,821	412,726
Rockwell Automation	6,322	1,281,280
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
†Sensata Technologies Holding	10,345	$ 557,285
†Sunrun	10,540	145,557
†Thermon Group Holdings	3,728	99,910
†TPI Composites	2,950	54,605
		10,582,332
Electronic Equipment, Instruments & Components–1.51%
Amphenol Class A	14,320	1,549,854
†Anixter International	4,994	459,947
†Arlo Technologies	6,220	26,186
†Arrow Electronics	8,159	691,394
Avnet	8,965	380,475
AVX	15,175	310,632
Badger Meter	2,792	181,285
Belden	4,758	261,690
Benchmark Electronics	4,152	142,663
CDW	10,185	1,454,825
Cognex	7,440	416,938
†Coherent	2,520	419,202
Corning	38,941	1,133,572
CTS	4,313	129,433
Daktronics	5,746	34,993
Dolby Laboratories Class A	6,088	418,854
†ePlus	1,636	137,898
†Fabrinet	3,550	230,182
†FARO Technologies	3,076	154,877
†Fitbit Class A	29,379	193,020
†Flex	43,138	544,402
FLIR Systems	7,377	384,120
†II-VI	10,817	364,208
†Insight Enterprises	3,932	276,380
†IPG Photonics	3,304	478,816
†Itron	4,788	401,953
Jabil	22,934	947,862
KEMET	12,021	325,168
†Keysight Technologies	9,796	1,005,363
†Knowles	12,189	257,797
Littelfuse	2,042	390,635
Methode Electronics	4,593	180,735
MTS Systems	3,814	183,186
National Instruments	10,428	441,521
†Novanta	3,392	299,988
†OSI Systems	2,092	210,748
PC Connection	3,183	158,068
†Plexus	3,674	282,678
†Rogers	1,971	245,843
†Sanmina	10,665	365,170
†ScanSource	4,669	172,520
SYNNEX	6,774	872,491
TE Connectivity	14,877	1,425,812
†Tech Data	4,231	607,572
†Trimble	10,697	445,958
†TTM Technologies	12,750	191,887

LVIP Dimensional U.S. Core Equity 1 Fund–13

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
Vishay Intertechnology	23,342	$ 496,951
†Zebra Technologies Class A	3,264	833,756
		21,519,508
Energy Equipment & Services–0.57%
†Apergy	6,059	204,673
Archrock	16,319	163,843
Baker Hughes	24,937	639,135
Cactus Class A	3,339	114,594
Core Laboratories	3,764	141,790
†Diamond Offshore Drilling	17,566	126,300
DMC Global	1,792	80,532
†Dril-Quip	5,598	262,602
†Era Group	2,010	20,442
†Exterran	5,755	45,062
†Forum Energy Technologies	11,621	19,523
†Frank's International	24,705	127,725
Halliburton	39,643	970,064
†Helix Energy Solutions Group	20,202	194,545
Helmerich & Payne	7,597	345,132
†KLX Energy Services Holdings	2,584	16,641
Liberty Oilfield Services Class A	5,955	66,220
Mammoth Energy Services	3,494	7,687
†Matrix Service	3,017	69,029
†McDermott International	22,374	15,138
Nabors Industries	42,263	121,717
National Oilwell Varco	21,887	548,269
†Newpark Resources	12,083	75,760
†NexTier Oilfield Solutions	35,104	235,197
†Noble	26,081	31,819
†Oceaneering International	12,328	183,811
†Oil States International	6,670	108,788
Patterson-UTI Energy	16,123	169,292
†ProPetro Holding	10,570	118,913
†RigNet	1,617	10,672
RPC	14,752	77,300
Schlumberger	35,681	1,434,376
†SEACOR Holdings	2,936	126,688
†SEACOR Marine Holdings	2,951	40,694
†Select Energy Services Class A	17,227	159,867
TechnipFMC	20,805	446,059
†TETRA Technologies	6,536	12,811
†Tidewater	1,101	21,227
†Transocean	38,916	267,742
U.S. Silica Holdings	11,361	69,870
Valaris	25,626	168,107
		8,059,656
Entertainment–1.04%
Activision Blizzard	15,960	948,343
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
AMC Entertainment Holdings Class A	11,700	$ 84,708
Cinemark Holdings	15,721	532,156
†Electronic Arts	8,451	908,567
†IMAX	7,496	153,143
†Liberty Media-Liberty Braves Class A	594	17,612
†Liberty Media-Liberty Braves Class C	1,227	36,246
†Liberty Media-Liberty Formula One Class A	1,485	65,013
†Liberty Media-Liberty Formula One Class C	13,689	629,215
†Lions Gate Entertainment Class A	5,974	63,683
†Lions Gate Entertainment Class B	12,124	120,391
†Live Nation Entertainment	10,952	782,739
†Madison Square Garden Class A	1,945	572,200
Marcus	3,838	121,933
†Netflix	6,481	2,097,057
†Reading International Class A	489	5,472
†Take-Two Interactive Software	3,820	467,683
Walt Disney	44,727	6,468,866
World Wrestling Entertainment Class A	3,541	229,705
†Zynga Class A	82,444	504,557
		14,809,289
Food & Staples Retailing–1.40%
Andersons	4,370	110,474
†BJ's Wholesale Club Holdings	10,299	234,199
Casey's General Stores	3,835	609,727
†Chefs' Warehouse	2,580	98,324
Costco Wholesale	17,127	5,033,968
Ingles Markets Class A	2,345	111,411
Kroger	59,636	1,728,848
Natural Grocers by Vitamin Cottage	3,652	36,045
†Performance Food Group	10,338	532,200
PriceSmart	3,845	273,072
†Rite Aid	5,316	82,238
SpartanNash	5,888	83,845
†Sprouts Farmers Market	14,602	282,549
Sysco	23,187	1,983,416
†U.S. Foods Holding	16,963	710,580
†United Natural Foods	6,297	55,162
Village Super Market Class A	618	14,338
Walgreens Boots Alliance	30,562	1,801,935
Walmart	50,872	6,045,628

LVIP Dimensional U.S. Core Equity 1 Fund–14

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
Weis Markets	3,330	$ 134,832
		19,962,791
Food Products–1.37%
Alico	234	8,384
Archer-Daniels-Midland	20,804	964,265
B&G Foods	9,162	164,275
Bunge	11,898	684,730
Calavo Growers	1,666	150,923
Cal-Maine Foods	5,325	227,644
Campbell Soup	13,392	661,833
Conagra Brands	24,666	844,564
†Darling Ingredients	17,849	501,200
†Dean Foods	10,300	618
†Farmer Brothers	400	6,024
Flowers Foods	21,330	463,714
Fresh Del Monte Produce	6,313	220,829
General Mills	27,527	1,474,346
†Hain Celestial Group	9,937	257,915
Hershey	8,147	1,197,446
Hormel Foods	14,127	637,269
†Hostess Brands	17,011	247,340
Ingredion	8,589	798,347
J&J Snack Foods	1,777	327,448
JM Smucker	5,519	574,693
John B Sanfilippo & Son	748	68,277
Kellogg	12,773	883,381
Kraft Heinz	17,183	552,090
Lamb Weston Holdings	5,100	438,753
Lancaster Colony	2,661	426,026
†Landec	1,935	21,885
McCormick & Co Non-Voting Shares	6,613	1,122,424
Mondelez International Class A	29,450	1,622,106
†Pilgrim's Pride	10,200	333,693
†Post Holdings	10,059	1,097,437
Sanderson Farms	2,838	500,112
Seaboard	14	59,508
†Simply Good Foods	7,603	216,990
†TreeHouse Foods	7,423	360,015
Tyson Foods Class A	15,376	1,399,831
		19,516,335
Gas Utilities–0.27%
Atmos Energy	5,568	622,836
Chesapeake Utilities	1,638	156,970
National Fuel Gas	8,672	403,595
New Jersey Resources	8,468	377,419
Northwest Natural Holding	3,733	275,234
ONE Gas	4,994	467,289
South Jersey Industries	7,029	231,816
†Southwest Gas Holdings	4,816	365,871
Spire	4,636	386,225
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities (continued)
UGI	11,119	$ 502,134
		3,789,389
Health Care Equipment & Supplies–2.30%
Abbott Laboratories	34,339	2,982,686
†ABIOMED	1,827	311,668
†Align Technology	3,312	924,181
†AngioDynamics	5,678	90,905
Atrion	226	169,839
†Avanos Medical	7,052	237,652
Baxter International	12,140	1,015,147
Becton Dickinson & Co.	5,266	1,432,194
†Boston Scientific	19,203	868,360
Cantel Medical	4,304	305,154
CONMED	4,131	461,970
Cooper	1,674	537,839
†CryoLife	4,470	121,092
Danaher	11,681	1,792,800
DENTSPLY SIRONA	9,397	531,776
†DexCom	1,908	417,356
†Edwards Lifesciences	5,378	1,254,634
†Envista Holdings	5,084	150,684
†Globus Medical Class A	6,424	378,245
†Haemonetics	5,852	672,395
†Heska	496	47,586
Hill-Rom Holdings	5,864	665,740
†Hologic	17,605	919,157
†ICU Medical	1,303	243,817
†IDEXX Laboratories	4,918	1,284,237
†Inogen	1,392	95,115
†Insulet	1,200	205,440
†Integer Holdings	3,432	276,036
†Integra LifeSciences Holdings	6,337	369,320
†Intuitive Surgical	2,606	1,540,537
Invacare	4,463	40,256
†Lantheus Holdings	4,262	87,414
†LivaNova	3,945	297,571
†Masimo	5,228	826,338
Medtronic	27,945	3,170,360
Meridian Bioscience	6,320	61,746
†Merit Medical Systems	5,462	170,524
Mesa Laboratories	100	24,940
†Natus Medical	5,448	179,730
†Neogen	3,458	225,669
†Novocure	1,324	111,573
†NuVasive	4,122	318,795
†Nuvectra	1,144	109
†OraSure Technologies	3,636	29,197
†Orthofix Medical	3,349	154,657
†Penumbra	719	118,110
†Quidel	3,344	250,900
ResMed	7,991	1,238,365
†RTI Surgical	7,962	21,816

LVIP Dimensional U.S. Core Equity 1 Fund–15

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†SeaSpine Holdings	1,244	$ 14,940
STERIS	3,834	584,378
Stryker	8,165	1,714,160
†Surmodics	1,196	49,550
Teleflex	1,582	595,528
†Varex Imaging	4,849	144,549
†Varian Medical Systems	5,277	749,387
West Pharmaceutical Services	3,226	484,965
†Wright Medical Group	5,622	171,359
Zimmer Biomet Holdings	4,101	613,838
		32,754,286
Health Care Providers & Services–2.94%
†Acadia Healthcare	9,522	316,321
†Addus HomeCare	1,963	190,843
†Amedisys	2,782	464,371
AmerisourceBergen	8,255	701,840
†AMN Healthcare Services	5,945	370,433
Anthem	9,169	2,769,313
†BioTelemetry	1,479	68,478
†Brookdale Senior Living	25,409	184,723
†Capital Senior Living	3,628	11,211
Cardinal Health	17,536	886,971
†Centene	15,140	951,852
Chemed	2,221	975,597
†Cigna	19,222	3,930,707
†Community Health Systems	21,088	61,155
†CorVel	3,863	337,472
†Covetrus	3,735	49,302
†Cross Country Healthcare	2,295	26,668
CVS Health	49,828	3,701,722
†DaVita	15,339	1,150,885
†Diplomat Pharmacy	12,617	50,468
Encompass Health	11,830	819,464
Ensign Group	7,140	323,942
†Enzo Biochem	4,600	12,098
†Guardant Health	1,357	106,036
†Hanger	4,881	134,764
HCA Healthcare	10,605	1,567,525
†HealthEquity	2,930	217,025
†Henry Schein	9,338	623,031
Humana	5,747	2,106,391
†Laboratory Corp of America Holdings	6,570	1,111,447
†LHC Group	3,706	510,539
†Magellan Health	4,141	324,033
McKesson	11,235	1,554,025
†MEDNAX	8,411	233,742
†Molina Healthcare	4,978	675,465
National HealthCare	2,324	200,863
Owens & Minor	8,370	43,273
Patterson	12,944	265,093
†Pennant Group	3,570	118,060
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†PetIQ	1,604	$ 40,180
†Premier Class A	5,449	206,408
†Providence Service	1,930	114,217
Quest Diagnostics	9,431	1,007,137
†Select Medical Holdings	20,300	473,802
†Surgery Partners	5,182	81,124
†Tenet Healthcare	15,569	592,089
†Tivity Health	7,287	148,254
†Triple-S Management Class B	3,286	60,758
U.S. Physical Therapy	1,600	182,960
UnitedHealth Group	30,136	8,859,381
Universal Health Services Class B	8,291	1,189,427
†WellCare Health Plans	2,162	713,914
		41,816,799
Health Care Technology–0.20%
†Allscripts Healthcare Solutions	29,962	294,077
Cerner	11,856	870,112
Computer Programs & Systems	971	25,634
†Evolent Health Class A	10,070	91,134
†HealthStream	2,606	70,883
†HMS Holdings	8,554	253,198
†NextGen Healthcare	11,562	185,801
†Omnicell	3,102	253,496
†Teladoc Health	1,027	85,980
†Veeva Systems Class A	4,571	642,957
		2,773,272
Hotels, Restaurants & Leisure–2.12%
Aramark	21,338	926,069
BBX Capital	2,645	12,617
†Biglari Holdings Class B	1	114
BJ's Restaurants	3,790	143,868
Bloomin' Brands	7,503	165,591
Boyd Gaming	3,668	109,820
Brinker International	4,484	188,328
†Caesars Entertainment	3,390	46,104
Carnival	15,759	801,030
†Carrols Restaurant Group	5,537	39,036
Cheesecake Factory	6,977	271,126
†Chipotle Mexican Grill	805	673,874
Choice Hotels International	4,504	465,849
Churchill Downs	3,693	506,680
†Chuy's Holdings	1,400	36,288
Cracker Barrel Old Country Store	2,543	390,961
Darden Restaurants	5,562	606,314
Dave & Buster's Entertainment	4,590	184,380
†Denny's	10,416	207,070
Dine Brands Global	2,527	211,055

LVIP Dimensional U.S. Core Equity 1 Fund–16

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Domino's Pizza	1,573	$ 462,116
Dunkin' Brands Group	6,703	506,345
†El Pollo Loco Holdings	3,990	60,409
†Eldorado Resorts	4,680	279,115
†Fiesta Restaurant Group	2,409	23,825
†Hilton Grand Vacations	6,174	212,324
Hilton Worldwide Holdings	10,382	1,151,468
Hyatt Hotels Class A	2,033	182,380
International Game Technology	10,873	162,769
Jack in the Box	1,951	152,237
Las Vegas Sands	18,905	1,305,201
Marriott International Class A	9,978	1,510,969
Marriott Vacations Worldwide	5,494	707,407
McDonald's	24,037	4,749,952
MGM Resorts International	16,524	549,753
†Norwegian Cruise Line Holdings	13,242	773,465
Papa John's International	4,299	271,482
†Penn National Gaming	6,600	168,696
†Planet Fitness Class A	7,347	548,674
†Playa Hotels & Resorts	2,978	25,015
†Red Robin Gourmet Burgers	2,551	84,234
Red Rock Resorts Class A	8,254	197,683
Royal Caribbean Cruises	6,124	817,615
Ruth's Hospitality Group	5,354	116,530
†Scientific Games Class A	7,878	210,973
†SeaWorld Entertainment	7,588	240,615
Six Flags Entertainment	7,468	336,881
Starbucks	43,657	3,838,323
Texas Roadhouse	8,189	461,204
Vail Resorts	2,220	532,423
Wendy's	24,319	540,125
Wingstop	3,463	298,615
Wyndham Destinations	8,697	449,548
Wyndham Hotels & Resorts	8,697	546,259
Wynn Resorts	4,446	617,416
Yum Brands	10,780	1,085,869
		30,164,089
Household Durables–0.92%
†Beazer Homes USA	1,618	22,862
†Cavco Industries	1,458	284,864
†Century Communities	7,213	197,276
DR Horton	23,627	1,246,324
Ethan Allen Interiors	3,617	68,940
Flexsteel Industries	262	5,219
Garmin	10,598	1,033,941
†GoPro Class A	2,300	9,982
†Green Brick Partners	1,200	13,776
Hamilton Beach Brands Holding Class A	400	7,640
†Helen of Troy	2,994	538,291
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Hooker Furniture	1,803	$ 46,319
†Installed Building Products	2,299	158,332
†iRobot	1,300	65,819
KB Home	11,824	405,208
La-Z-Boy	5,162	162,500
Leggett & Platt	12,560	638,425
Lennar Class A	12,717	709,481
Lennar Class B	513	22,931
†LGI Homes	2,369	167,370
†Libbey	2,727	3,954
†M/I Homes	4,399	173,101
MDC Holdings	9,936	379,158
†Meritage Homes	6,285	384,076
†Mohawk Industries	3,725	508,016
Newell Brands	14,667	281,900
†NVR	306	1,165,373
PulteGroup	25,143	975,548
†Skyline Champion	8,581	272,018
†Taylor Morrison Home	12,603	275,502
†Tempur Sealy International	5,629	490,061
Toll Brothers	11,620	459,106
†TopBuild	6,278	647,136
†TRI Pointe Group	21,489	334,799
Tupperware Brands	6,114	52,458
†Universal Electronics	1,276	66,684
Whirlpool	5,247	774,090
†William Lyon Homes Class A	2,599	51,928
†ZAGG	1,799	14,590
		13,114,998
Household Products–1.18%
†Central Garden & Pet Class A	5,487	161,098
Church & Dwight	13,332	937,773
Clorox	7,250	1,113,165
Colgate-Palmolive	26,669	1,835,894
Energizer Holdings	1,901	95,468
Kimberly-Clark	13,275	1,825,976
Procter & Gamble	81,211	10,143,254
Spectrum Brands Holdings	7,357	472,982
WD-40	1,225	237,822
		16,823,432
Independent Power and Renewable Electricity Producers–0.22%
AES	32,060	637,994
Atlantica Yield	13,420	354,154
Clearway Energy Class A	4,200	80,304
Clearway Energy Class C	7,003	139,710
NRG Energy	10,253	407,557
Ormat Technologies	5,007	373,122
Pattern Energy Group Class A	12,656	338,611
TerraForm Power Class A	11,790	181,448

LVIP Dimensional U.S. Core Equity 1 Fund–17

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Independent Power and Renewable Electricity Producers (continued)
Vistra Energy	28,058	$ 645,053
		3,157,953
Industrial Conglomerates–0.92%
3M	27,842	4,911,886
Carlisle	5,516	892,709
General Electric	177,049	1,975,867
Honeywell International	24,210	4,285,170
Raven Industries	2,462	84,841
Roper Technologies	2,662	942,960
		13,093,433
Insurance–2.92%
Aflac	29,575	1,564,517
†Alleghany	671	536,511
Allstate	14,910	1,676,629
†Ambac Financial Group	5,809	125,300
American Equity Investment Life Holding	7,892	236,208
American Financial Group	3,774	413,819
American International Group	26,967	1,384,216
American National Insurance	2,184	257,013
AMERISAFE	3,206	211,692
Aon	9,109	1,897,314
†Arch Capital Group	18,234	782,056
Argo Group International Holdings	4,555	299,491
Arthur J. Gallagher & Co.	13,473	1,283,034
Assurant	5,375	704,555
Assured Guaranty	11,085	543,387
†Athene Holding Class A	5,851	275,173
Axis Capital Holdings	7,323	435,279
†Brighthouse Financial	8,990	352,678
Brown & Brown	20,677	816,328
Chubb	14,026	2,183,287
Cincinnati Financial	7,786	818,698
CNA Financial	2,638	118,209
†eHealth	3,420	328,594
Employers Holdings	4,584	191,382
†Enstar Group	1,331	275,331
Erie Indemnity Class A	2,514	417,324
Everest Re Group	1,823	504,679
FBL Financial Group Class A	3,474	204,723
FedNat Holding	2,034	33,825
Fidelity National Financial	10,970	497,489
First American Financial	13,738	801,200
†Genworth Financial Class A	43,794	192,694
Globe Life	4,659	490,360
†Greenlight Capital Re Class A	4,459	45,080
Hanover Insurance Group	4,661	637,019
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Hartford Financial Services Group	18,084	$ 1,098,965
HCI Group	2,595	118,462
Heritage Insurance Holdings	3,747	49,648
Horace Mann Educators	5,165	225,504
Independence Holding	300	12,624
James River Group Holdings	5,386	221,957
Kemper	8,606	666,965
Kinsale Capital Group	1,057	107,455
Loews	14,354	753,441
†Maiden Holdings	12,125	9,094
†Markel	627	716,768
Marsh & McLennan	16,852	1,877,481
Mercury General	6,071	295,840
MetLife	21,288	1,085,049
National General Holdings	10,842	239,608
National Western Life Group Class A	415	120,715
†NI Holdings	900	15,480
Old Republic International	27,874	623,541
Primerica	5,731	748,239
Principal Financial Group	20,532	1,129,260
ProAssurance	8,511	307,588
Progressive	16,390	1,186,472
Prudential Financial	11,886	1,114,194
Reinsurance Group of America	3,077	501,736
RenaissanceRe Holdings	3,891	762,714
RLI	3,097	278,792
Safety Insurance Group	2,774	256,678
Selective Insurance Group	7,063	460,437
State Auto Financial	6,451	200,110
Stewart Information Services	3,350	136,646
†Third Point Reinsurance	13,203	138,896
Travelers	14,693	2,012,206
United Fire Group	3,480	152,180
United Insurance Holdings	4,888	61,638
Universal Insurance Holdings	7,335	205,307
Unum Group	9,122	265,997
White Mountains Insurance Group	507	565,564
Willis Towers Watson	2,711	547,459
WR Berkley	10,936	755,678
		41,561,482
Interactive Media & Services–2.76%
†Alphabet Class A	7,133	9,553,869
†Alphabet Class C	7,431	9,935,396
†ANGI Homeservices Class A	2,100	17,787
†Cargurus	2,819	99,172
†Cars.com	8,684	106,118
†DHI Group	5,517	16,606
†Facebook Class A	80,400	16,502,100
†InterActiveCorp	2,583	643,451

LVIP Dimensional U.S. Core Equity 1 Fund–18

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†Liberty TripAdvisor Holdings Class A	10,113	$ 74,331
†Match Group	7,041	578,137
†QuinStreet	3,909	59,847
†Snap Class A	4,200	68,586
TripAdvisor	8,010	243,344
†TrueCar	10,819	51,390
†Twitter	17,055	546,613
†Yelp	6,349	221,136
†Zedge Class B	1,132	1,743
†Zillow Group Class A	4,254	194,578
†Zillow Group Class C	7,744	355,759
		39,269,963
Internet & Direct Marketing Retail–2.69%
†1-800-Flowers.com Class A	5,253	76,168
†Amazon.com	16,932	31,287,627
†Booking Holdings	1,737	3,567,329
eBay	37,478	1,353,331
†Etsy	4,697	208,077
Expedia Group	5,752	622,021
†Groupon	36,475	87,175
†GrubHub	5,087	247,432
†Lands' End	2,926	49,157
†Liquidity Services	356	2,122
PetMed Express	1,000	23,520
†Quotient Technology	10,979	108,253
†Qurate Retail	23,614	199,066
†Shutterstock	1,235	52,957
†Stamps.com	1,566	130,792
†Wayfair Class A	2,356	212,912
		38,227,939
IT Services–4.64%
Accenture Class A	25,221	5,310,786
†Akamai Technologies	9,655	833,999
Alliance Data Systems	4,827	541,589
Amdocs	9,367	676,204
Automatic Data Processing	17,610	3,002,505
†Black Knight	7,495	483,278
Booz Allen Hamilton Holding	9,775	695,296
Broadridge Financial Solutions	8,032	992,273
†CACI International Class A	3,253	813,217
†Cardtronics Class A	8,238	367,827
Cass Information Systems	1,874	108,205
Cognizant Technology Solutions Class A	14,788	917,152
†Conduent	18,114	112,307
†CoreLogic	9,062	396,100
CSG Systems International	5,410	280,130
DXC Technology	12,356	464,462
†Endurance International Group Holdings	7,841	36,853
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†EPAM Systems	2,057	$ 436,413
†Euronet Worldwide	5,965	939,845
EVERTEC	7,143	243,148
†Evo Payments Class A	463	12,228
†ExlService Holdings	3,626	251,862
Fidelity National Information Services	16,512	2,296,654
†Fiserv	18,055	2,087,700
†FleetCor Technologies	4,616	1,328,115
†Gartner	1,818	280,154
Genpact	15,431	650,725
Global Payments	9,294	1,696,713
†GoDaddy Class A	3,510	238,399
†GTT Communications	5,749	65,251
Hackett Group	2,613	42,174
†Internap	1,580	1,738
International Business Machines	43,938	5,889,449
Jack Henry & Associates	3,718	541,601
KBR	15,549	474,244
Leidos Holdings	7,833	766,772
†Limelight Networks	5,104	20,824
†LiveRamp Holdings	6,342	304,860
ManTech International Class A	3,157	252,181
Mastercard Class A	37,075	11,070,224
MAXIMUS	7,040	523,706
†MoneyGram International	1,616	3,394
NIC	6,405	143,152
†Okta	2,451	282,772
Paychex	11,146	948,079
†PayPal Holdings	19,280	2,085,518
†Perficient	3,999	184,234
Perspecta	5,440	143,834
Sabre	24,774	555,929
Science Applications International	6,116	532,214
†Square Class A	4,058	253,868
†Sykes Enterprises	6,187	228,857
TTEC Holdings	5,612	222,347
†Twilio Class A	2,382	234,103
†Unisys	5,740	68,076
†VeriSign	5,960	1,148,373
†Virtusa	3,607	163,505
Visa Class A	56,802	10,673,096
Western Union	30,455	815,585
†WEX	4,036	845,380
		65,979,479
Leisure Products–0.22%
Acushnet Holdings	8,589	279,143
†American Outdoor Brands	8,067	74,862
Brunswick	10,378	622,472
Callaway Golf	14,182	300,658

LVIP Dimensional U.S. Core Equity 1 Fund–19

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Leisure Products (continued)
Hasbro	7,988	$ 843,613
Johnson Outdoors Class A	842	64,581
†Malibu Boats Class A	3,566	146,028
†Mattel	13,824	187,315
†Nautilus	4,229	7,401
Polaris Industries	5,726	582,334
†Vista Outdoor	7,301	54,611
		3,163,018
Life Sciences Tools & Services–0.96%
Agilent Technologies	9,353	797,904
†Bio-Rad Laboratories Class A	1,480	547,644
Bio-Techne	3,020	662,920
Bruker	15,441	787,028
†Charles River Laboratories International	5,948	908,616
†Illumina	3,335	1,106,353
†IQVIA Holdings	5,727	884,879
Luminex	4,176	96,716
†Medpace Holdings	3,967	333,466
†Mettler-Toledo International	1,592	1,262,902
PerkinElmer	5,921	574,929
†PRA Health Sciences	4,979	553,416
†Repligen	4,213	389,703
†Syneos Health	7,453	443,267
Thermo Fisher Scientific	10,126	3,289,634
†Waters	4,541	1,061,005
		13,700,382
Machinery–2.93%
Actuant Class A	7,069	184,006
AGCO	9,769	754,655
Alamo Group	1,868	234,527
Albany International Class A	2,740	208,021
Allison Transmission Holdings	11,348	548,335
Altra Industrial Motion	5,435	196,801
Astec Industries	3,444	144,648
Barnes Group	6,223	385,577
Briggs & Stratton	6,831	45,494
Caterpillar	29,319	4,329,830
†Chart Industries	3,942	266,046
†CIRCOR International	2,161	99,925
†Colfax	13,541	492,622
Columbus McKinnon	3,989	159,680
Crane	5,256	454,013
Cummins	10,111	1,809,465
Deere & Co.	13,742	2,380,939
Donaldson	12,837	739,668
Douglas Dynamics	3,817	209,935
Dover	11,391	1,312,927
EnPro Industries	3,111	208,064
ESCO Technologies	2,378	219,965
†Evoqua Water Technologies	3,982	75,459
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Federal Signal	7,571	$ 244,165
Flowserve	11,478	571,260
Fortive	7,810	596,606
Franklin Electric	5,404	309,757
†Gardner Denver Holdings	6,192	227,123
Gorman-Rupp	3,528	132,300
Graco	15,750	819,000
Greenbrier	6,320	204,958
Helios Technologies	4,904	226,712
Hillenbrand	7,862	261,883
Hyster-Yale Materials Handling	2,265	133,544
IDEX	4,443	764,196
Illinois Tool Works	13,375	2,402,551
Ingersoll-Rand	10,399	1,382,235
ITT	10,472	773,986
John Bean Technologies	2,531	285,142
Kadant	1,257	132,412
Kennametal	9,700	357,833
†LB Foster Class A	1,339	25,950
Lincoln Electric Holdings	6,053	585,507
Lindsay	1,158	111,156
†Lydall	4,164	85,445
†Manitowoc	5,279	92,383
†Meritor	9,827	257,369
†Middleby	3,797	415,847
Mueller Industries	7,847	249,142
Mueller Water Products Class A	19,692	235,910
†Navistar International	9,723	281,384
NN	2,981	27,574
Nordson	4,662	759,160
Oshkosh	8,768	829,891
PACCAR	21,543	1,704,051
Parker-Hannifin	6,409	1,319,100
Park-Ohio Holdings	1,206	40,582
Pentair	8,996	412,647
†Proto Labs	1,861	188,985
†RBC Bearings	2,276	360,382
REV Group	7,071	86,478
†Rexnord	13,942	454,788
Snap-on	4,695	795,333
Spartan Motors	3,500	63,280
†SPX	3,638	185,101
†SPX FLOW	6,438	314,625
Standex International	1,405	111,487
Stanley Black & Decker	5,161	855,384
Tennant	2,245	174,930
Terex	9,992	297,562
Timken	8,361	470,808
Titan International	4,215	15,258
Toro	9,030	719,420
†TriMas	5,477	172,033
Trinity Industries	14,172	313,910

LVIP Dimensional U.S. Core Equity 1 Fund–20

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Wabash National	13,252	$ 194,672
†WABCO Holdings	4,566	618,693
Wabtec	7,020	546,156
Watts Water Technologies Class A	2,752	274,540
†Welbilt	12,316	192,253
Woodward	6,253	740,605
Xylem	10,270	809,173
		41,675,219
Marine–0.07%
Costamare	10,400	99,112
Genco Shipping & Trading	1,685	17,895
†Kirby	5,754	515,156
Matson	7,118	290,414
Scorpio Bulkers	16,053	102,257
		1,024,834
Media–1.87%
†Altice USA Class A	9,712	265,526
†AMC Networks Class A	4,165	164,518
Cable One	819	1,219,057
†Charter Communications Class A	7,066	3,427,575
†Clear Channel Outdoor Holdings	2,039	5,832
Comcast Class A	190,897	8,584,638
†comScore	6,307	31,157
†Discovery Class A	16,083	526,557
†Discovery Class C	21,601	658,615
†DISH Network Class A	15,803	560,532
Emerald Expositions Events	7,655	80,760
Entercom Communications Class A	18,467	85,687
Entravision Communications Class A	11,605	30,405
EW Scripps Class A	6,953	109,232
Fox Class A	17,665	654,842
†Fox Class B	11,478	417,799
Gannett	20,670	131,875
†Gray Television	12,929	277,198
Interpublic Group	34,910	806,421
John Wiley & Sons Class A	8,331	404,220
†Liberty Broadband Class A	1,624	202,285
†Liberty Broadband Class C	5,861	737,021
†Liberty Latin America Class C	4,355	84,748
†Liberty Media-Liberty SiriusXM Class A	5,940	287,140
†Liberty Media-Liberty SiriusXM Class C	12,277	591,015
†Loral Space & Communications	573	18,519
Meredith	4,281	139,004
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†MSG Networks Class A	7,386	$ 128,516
National CineMedia	6,797	49,550
New York Times Class A	15,478	497,927
News Class A	30,416	430,082
News Class B	10,371	150,483
Nexstar Media Group Class A	5,697	667,973
Omnicom Group	14,332	1,161,179
Scholastic	4,716	181,330
Sinclair Broadcast Group Class A	9,958	332,000
Sirius XM Holdings	68,041	486,493
TEGNA	26,053	434,825
Tribune Publishing	2,738	36,032
ViacomCBS Class A	178	7,987
ViacomCBS Class B	38,155	1,601,365
		26,667,920
Metals & Mining–0.68%
†AK Steel Holding	26,497	87,175
†Alcoa	18,767	403,678
†Allegheny Technologies	11,771	243,189
Carpenter Technology	7,558	376,237
†Century Aluminum	19,579	147,136
Cleveland-Cliffs	18,689	156,988
†Coeur Mining	44,499	359,552
Commercial Metals	17,961	399,991
Compass Minerals International	5,573	339,730
†Ferroglobe	12,975	12,196
Freeport-McMoRan	96,351	1,264,125
Haynes International	1,268	45,369
Hecla Mining	58,317	197,695
Kaiser Aluminum	1,961	217,455
Materion	3,100	184,295
Newmont Goldcorp	19,903	864,785
Nucor	20,697	1,164,827
Reliance Steel & Aluminum	6,581	788,141
Royal Gold	5,496	671,886
†Ryerson Holding	607	7,181
Schnitzer Steel Industries Class A	2,756	59,750
Southern Copper	3,216	136,616
Steel Dynamics	21,496	731,724
SunCoke Energy	15,427	96,110
†TimkenSteel	6,778	53,275
United States Steel	19,736	225,188
Warrior Met Coal	8,374	176,943
Worthington Industries	7,634	322,002
		9,733,239
Multiline Retail–0.68%
Big Lots	8,831	253,626
Dillard's Class A	3,626	266,439
Dollar General	9,706	1,513,942

LVIP Dimensional U.S. Core Equity 1 Fund–21

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail (continued)
†Dollar Tree	12,823	$ 1,206,003
†JC Penney	41,484	46,462
Kohl's	24,135	1,229,678
Macy's	41,432	704,344
Nordstrom	14,481	592,707
†Ollie's Bargain Outlet Holdings	3,936	257,060
Target	27,584	3,536,545
		9,606,806
Multi-Utilities–0.80%
Ameren	11,159	857,011
Avista	6,743	324,271
Black Hills	4,628	363,483
CenterPoint Energy	22,804	621,865
CMS Energy	13,170	827,603
Consolidated Edison	10,269	929,036
Dominion Energy	26,389	2,185,537
DTE Energy	6,090	790,908
MDU Resources Group	18,965	563,450
NiSource	16,856	469,271
NorthWestern	4,293	307,679
Public Service Enterprise Group	16,849	994,934
Sempra Energy	6,916	1,047,636
Unitil	1,492	92,235
WEC Energy Group	11,137	1,027,166
		11,402,085
Oil, Gas & Consumable Fuels–3.98%
†Antero Resources	21,428	61,070
Apache	24,746	633,250
Arch Coal Class A	2,884	206,898
Berry Petroleum	5,961	56,212
†Bonanza Creek Energy	1,747	40,775
Cabot Oil & Gas	20,312	353,632
†Callon Petroleum	54,430	262,896
†Centennial Resource Development Class A	22,272	102,897
†Cheniere Energy	13,682	835,560
†Chesapeake Energy	118,818	98,096
Chevron	84,701	10,207,318
Cimarex Energy	6,236	327,328
†Clean Energy Fuels	25,088	58,706
†CNX Resources	25,034	221,551
Concho Resources	9,895	866,505
ConocoPhillips	49,848	3,241,615
†CONSOL Energy	4,705	68,270
Continental Resources	6,219	213,312
CVR Energy	8,133	328,817
Delek US Holdings	14,079	472,069
†Denbury Resources	86,541	122,023
Devon Energy	28,185	731,964
DHT Holdings	14,019	116,077
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Diamondback Energy	8,007	$ 743,530
†Dorian LPG	650	10,062
Energy Transfer	10,767	138,141
†EnLink Midstream	18,193	111,523
EOG Resources	19,888	1,665,819
EQT	13,104	142,834
Equitrans Midstream	7,528	100,574
†Extraction Oil & Gas	10,861	23,025
Exxon Mobil	190,904	13,321,281
GasLog	10,365	101,473
Green Plains	4,898	75,576
†Gulfport Energy	21,110	64,174
Hess	12,865	859,511
†HighPoint Resources	18,721	31,638
HollyFrontier	18,276	926,776
†International Seaways	3,390	100,886
†Jagged Peak Energy	12,120	102,899
Kinder Morgan	60,700	1,285,019
Kosmos Energy	44,165	251,741
†Laredo Petroleum	29,564	84,849
Marathon Oil	56,103	761,879
Marathon Petroleum	30,801	1,855,760
†Matador Resources	13,122	235,802
Murphy Oil	18,269	489,609
NACCO Industries Class A	200	9,366
Noble Energy	20,258	503,209
†Northern Oil and Gas	42,710	99,941
†Oasis Petroleum	35,805	116,724
Occidental Petroleum	39,362	1,622,108
ONEOK	16,472	1,246,436
Panhandle Oil and Gas Class A	1,806	20,245
†Par Pacific Holdings	9,387	218,154
Parsley Energy Class A	19,440	367,610
PBF Energy Class A	14,133	443,352
†PDC Energy	7,821	204,676
Peabody Energy	15,632	142,564
†Penn Virginia	1,279	38,818
Phillips 66	10,030	1,117,442
Pioneer Natural Resources	6,800	1,029,316
QEP Resources	26,620	119,790
Range Resources	18,226	88,396
†Renewable Energy Group	5,557	149,761
†REX American Resources	1,042	85,402
†Ring Energy	3,975	10,494
Scorpio Tankers	6,981	274,633
SFL	19,649	285,696
SM Energy	18,345	206,198
†Southwestern Energy	52,528	127,118
†SRC Energy	36,701	151,208
†Talos Energy	7,201	217,110
Targa Resources	14,043	573,376
Teekay	13,659	72,666
†Unit	7,473	5,198

LVIP Dimensional U.S. Core Equity 1 Fund–22

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Valero Energy	21,530	$ 2,016,284
†W&T Offshore	13,431	74,676
†Whiting Petroleum	14,346	105,300
Williams	34,501	818,364
World Fuel Services	12,152	527,640
†WPX Energy	32,521	446,839
		56,647,332
Paper & Forest Products–0.12%
Boise Cascade	5,938	216,915
†Clearwater Paper	2,473	52,823
Domtar	8,467	323,778
Louisiana-Pacific	16,490	489,258
Mercer International	10,372	127,576
Neenah	2,359	166,145
PH Glatfelter	4,944	90,475
†Resolute Forest Products	7,351	30,874
Schweitzer-Mauduit International	4,384	184,084
†Verso Class A	4,244	76,520
		1,758,448
Personal Products–0.32%
Avon Products	40,949	230,952
Coty Class A	39,789	447,626
†Edgewell Personal Care	5,853	181,209
†elf Beauty	3,904	62,972
Estee Lauder Class A	10,189	2,104,436
†Herbalife Nutrition	9,618	458,490
Inter Parfums	3,508	255,067
Medifast	1,745	191,217
Natural Health Trends	1,722	9,264
Nu Skin Enterprises Class A	7,013	287,393
†Revlon Class A	1,794	38,428
†USANA Health Sciences	2,793	219,390
		4,486,444
Pharmaceuticals–3.60%
†Akorn	9,574	14,361
Allergan	10,435	1,994,859
†Amphastar Pharmaceuticals	7,904	152,468
†ANI Pharmaceuticals	738	45,512
†Assertio Therapeutics	3,876	4,845
Bristol-Myers Squibb	88,948	5,709,572
†Catalent	17,323	975,285
†Corcept Therapeutics	8,642	104,568
†Cymabay Therapeutics	5,176	10,145
†Elanco Animal Health	18,657	549,449
Eli Lilly & Co.	29,646	3,896,374
†Endo International	19,354	90,770
†Horizon Therapeutics	15,728	569,354
†Innoviva	12,944	183,287
†Intra-Cellular Therapies	5,388	184,862
†Jazz Pharmaceuticals	3,133	467,694
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
Johnson & Johnson	102,968	$ 15,019,942
†Lannett	7,113	62,737
†Mallinckrodt	12,633	44,089
Merck & Co.	86,083	7,829,249
†Mylan	18,918	380,252
†Otonomy	619	2,371
†Pacira BioSciences	500	22,650
Perrigo	8,951	462,409
Pfizer	210,877	8,262,161
Phibro Animal Health Class A	1,442	35,805
†Prestige Consumer Healthcare	6,536	264,708
†Reata Pharmaceuticals Class A	178	36,388
†Revance Therapeutics	3,504	56,870
†Supernus Pharmaceuticals	3,800	90,136
†Taro Pharmaceutical Industries	3,413	300,105
Zoetis	23,593	3,122,534
†Zogenix	4,371	227,860
		51,173,671
Professional Services–0.57%
†ASGN	6,674	473,654
Barrett Business Services	300	27,138
†CBIZ	9,833	265,098
†CoStar Group	768	459,494
Equifax	3,968	555,996
Exponent	5,116	353,055
†Forrester Research	2,034	84,818
†Franklin Covey	993	32,004
†FTI Consulting	5,670	627,442
†GP Strategies	1,772	23,444
Heidrick & Struggles International	2,100	68,250
†Huron Consulting Group	2,990	205,473
ICF International	2,478	227,034
†InnerWorkings	2,041	11,246
Insperity	2,353	202,452
Kelly Services Class A	7,992	180,459
Kforce	4,767	189,250
Korn/Ferry International	6,340	268,816
ManpowerGroup	6,573	638,238
†Mistras Group	3,448	49,203
Nielsen Holdings	18,787	381,376
Resources Connection	4,071	66,479
Robert Half International	9,812	619,628
TransUnion	1,042	89,206
†TriNet Group	6,496	367,739
†TrueBlue	5,561	133,798
Verisk Analytics Class A	9,955	1,486,680
		8,087,470

LVIP Dimensional U.S. Core Equity 1 Fund–23

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development–0.31%
†Altisource Portfolio Solutions S.A.	2,089	$ 40,380
†CBRE Group Class A	23,540	1,442,767
†Forestar Group	476	9,925
†FRP Holdings	631	31,430
†Howard Hughes	4,225	535,730
Jones Lang LaSalle	4,649	809,344
Kennedy-Wilson Holdings	16,113	359,320
†Marcus & Millichap	6,542	243,690
Newmark Group Class A	20,238	272,302
†Rafael Holdings Class B	1,698	30,292
RE/MAX Holdings Class A	3,948	151,959
Realogy Holdings	18,390	178,015
RMR Group Class A	862	39,342
†St Joe	10,227	202,801
†Tejon Ranch	2,365	37,793
		4,385,090
Road & Rail–1.22%
AMERCO	1,614	606,573
ArcBest	3,735	103,086
†Avis Budget Group	8,228	265,271
†Covenant Transportation Group Class A	3,400	43,945
CSX	33,595	2,430,934
Heartland Express	11,699	246,264
†Hertz Global Holdings	27,042	425,911
JB Hunt Transport Services	8,140	950,589
Kansas City Southern	7,585	1,161,719
Knight-Swift Transportation Holdings	8,907	319,227
Landstar System	4,541	517,084
Marten Transport	7,936	170,545
Norfolk Southern	13,259	2,573,970
Old Dominion Freight Line	7,334	1,391,846
†PAM Transportation Services	306	17,659
Ryder System	7,460	405,153
†Saia	3,643	339,236
Schneider National Class B	12,607	275,085
Union Pacific	26,048	4,709,218
Universal Logistics Holdings	2,500	47,400
†USA Truck	1,448	10,788
Werner Enterprises	10,229	372,233
†YRC Worldwide	1,455	3,710
		17,387,446
Semiconductors & Semiconductor Equipment–4.32%
†Advanced Energy Industries	4,491	319,759
†Advanced Micro Devices	18,799	862,122
†Alpha & Omega Semiconductor	1,200	16,344
†Ambarella	3,562	215,715
†Amkor Technology	37,829	491,777
Analog Devices	5,594	664,791
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Applied Materials	33,111	$ 2,021,095
†Axcelis Technologies	6,725	162,039
Broadcom	12,015	3,796,980
Brooks Automation	9,566	401,389
Cabot Microelectronics	1,532	221,098
†CEVA	2,353	63,437
†Cirrus Logic	8,845	728,916
Cohu	4,934	112,742
†Cree	10,967	506,127
Cypress Semiconductor	32,772	764,571
†Diodes	7,611	429,032
†DSP Group	4,368	68,752
†Enphase Energy	3,297	86,151
Entegris	15,222	762,470
†First Solar	9,258	518,078
†FormFactor	7,433	193,035
†Ichor Holdings	2,461	81,878
†Inphi	2,993	221,542
Intel	242,622	14,520,927
KLA	12,169	2,168,151
Kulicke & Soffa Industries	6,090	165,648
Lam Research	5,946	1,738,610
†Lattice Semiconductor	17,582	336,520
†MACOM Technology Solutions Holdings	9,395	249,907
Marvell Technology Group	28,234	749,895
Maxim Integrated Products	11,953	735,229
†MaxLinear Class A	6,970	147,903
Microchip Technology	10,103	1,057,986
†Micron Technology	73,968	3,977,999
MKS Instruments	6,050	665,561
Monolithic Power Systems	1,814	322,928
†NeoPhotonics	2,126	18,751
NVE	50	3,570
NVIDIA	17,213	4,050,219
†ON Semiconductor	41,688	1,016,353
†Onto Innovation	5,965	217,961
†PDF Solutions	3,040	51,346
†Photronics	5,636	88,823
Power Integrations	3,814	377,243
†Qorvo	6,407	744,686
QUALCOMM	40,021	3,531,053
†Rambus	17,462	240,539
†Semtech	6,166	326,181
†Silicon Laboratories	1,698	196,934
Skyworks Solutions	11,238	1,358,449
†SMART Global Holdings	4,360	165,418
†SolarEdge Technologies	6,024	572,822
†Synaptics	4,615	303,529
Teradyne	15,372	1,048,217
Texas Instruments	37,904	4,862,704
†Ultra Clean Holdings	2,793	65,552
Universal Display	1,770	364,744
†Veeco Instruments	6,193	90,944

LVIP Dimensional U.S. Core Equity 1 Fund–24

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Xilinx	10,828	$ 1,058,654
Xperi	7,199	133,182
		61,434,978
Software–5.12%
†ACI Worldwide	8,610	326,190
†Adobe Systems	11,801	3,892,088
†Alarm.com Holdings	2,786	119,714
†Alteryx Class A	939	93,966
†ANSYS	3,253	837,355
†Appfolio Class A	1,131	124,353
†Aspen Technology	5,265	636,696
†Atlassian Class A	1,472	177,140
†Autodesk	5,266	966,100
†Avalara	1,863	136,465
†Avaya Holdings	10,940	147,690
Blackbaud	3,139	249,864
†Bottomline Technologies	1,500	80,400
†Cadence Design Systems	14,271	989,837
CDK Global	9,277	507,266
†Cerence	3,782	85,587
†Cision	13,680	136,390
Citrix Systems	7,010	777,409
†CommVault Systems	1,800	80,352
†Cornerstone OnDemand	1,568	91,806
†Coupa Software	1,504	219,960
†DocuSign	2,254	167,044
†Dropbox Class A	7,150	128,057
Ebix	3,512	117,336
†Envestnet	1,992	138,703
†Fair Isaac	1,877	703,274
†FireEye	783	12,943
†Fortinet	3,418	364,906
†Globant	1,063	112,731
†Guidewire Software	2,853	313,174
†HubSpot	1,237	196,065
Intuit	8,576	2,246,312
j2 Global	5,206	487,854
LogMeIn	4,791	410,780
†Manhattan Associates	5,762	459,520
Microsoft	256,463	40,444,215
†MicroStrategy Class A	1,106	157,749
†New Relic	1,830	120,249
NortonLifeLock	10,452	266,735
†Nuance Communications	26,062	464,685
†Nutanix Class A	3,341	104,440
†OneSpan	3,332	57,044
Oracle	109,828	5,818,687
†Palo Alto Networks	1,493	345,256
†Paycom Software	3,611	956,048
†Paylocity Holding	1,771	213,972
Pegasystems	3,592	286,103
Progress Software	4,679	194,412
†Proofpoint	1,590	182,500
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†PTC	2,065	$ 154,648
QAD Class A	1,105	56,278
†Qualys	1,453	121,137
†RealPage	4,008	215,430
†RingCentral Class A	402	67,805
†salesforce.com	10,083	1,639,899
Sapiens International	854	19,642
†Seachange International	2,000	8,380
†ServiceNow	2,218	626,186
†Splunk	2,645	396,142
SS&C Technologies Holdings	10,872	667,541
†Synchronoss Technologies	4,423	21,009
†Synopsys	3,261	453,931
†Telenav	2,300	11,178
†Teradata	10,985	294,068
TiVo	16,231	137,639
†Trade Desk Class A	863	224,190
†Tyler Technologies	1,278	383,426
†Verint Systems	5,416	299,830
†VMware Class A	1,975	299,785
†Workday Class A	1,507	247,826
†Zendesk	3,338	255,791
†Zscaler	1,623	75,470
		72,824,653
Specialty Retail–2.69%
Aaron's	6,205	354,368
Abercrombie & Fitch Class A	8,315	143,766
Advance Auto Parts	4,940	791,190
American Eagle Outfitters	22,452	330,044
†America's Car-Mart	962	105,493
†Asbury Automotive Group	5,290	591,369
†Ascena Retail Group	1,402	10,745
†At Home Group	6,725	36,987
†AutoNation	13,117	637,880
†AutoZone	1,013	1,206,797
†Barnes & Noble Education	6,119	26,128
Bed Bath & Beyond	20,862	360,913
Best Buy	17,025	1,494,795
Big 5 Sporting Goods	900	2,700
†Boot Barn Holdings	3,430	152,738
Buckle	2,120	57,325
†Build-A-Bear Workshop	2,901	9,399
†Burlington Stores	4,340	989,650
Caleres	7,320	173,850
†CarMax	11,906	1,043,799
Cato Class A	4,303	74,872
Chico's FAS	18,957	72,226
Children's Place	1,721	107,597
Citi Trends	2,149	49,685
†Conn's	6,316	78,255
Designer Brands Class A	11,901	187,322
Dick's Sporting Goods	8,270	409,282
†Express	12,788	62,278

LVIP Dimensional U.S. Core Equity 1 Fund–25

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Five Below	3,322	$ 424,751
†Floor & Decor Holdings Class A	5,614	285,247
Foot Locker	14,273	556,504
†Francesca's Holdings	557	5,782
GameStop Class A	17,127	104,132
Gap	31,510	557,097
†Genesco	3,102	148,648
Group 1 Automotive	3,419	341,900
Guess	11,019	246,605
Haverty Furniture	2,655	53,525
†Hibbett Sports	4,645	130,246
Home Depot	34,027	7,430,816
†Hudson Class A	2,755	42,262
†Kirkland's	2,488	3,085
L Brands	11,417	206,876
Lithia Motors Class A	3,884	570,948
Lowe's	31,751	3,802,500
†MarineMax	2,439	40,707
†Michaels	14,861	120,225
Monro	3,844	300,601
†Murphy USA	4,627	541,359
†National Vision Holdings	4,591	148,886
Office Depot	89,288	244,649
†O'Reilly Automotive	3,146	1,378,766
†Party City Holdco	12,534	29,330
Penske Automotive Group	11,105	557,693
Rent-A-Center	8,035	231,729
†RH	1,851	395,188
Ross Stores	15,178	1,767,023
†Sally Beauty Holdings	12,560	229,220
Shoe Carnival	1,575	58,716
Signet Jewelers	8,178	177,790
†Sleep Number	4,561	224,584
Sonic Automotive Class A	5,355	166,005
†Sportsman's Warehouse Holdings	165	1,325
Tailored Brands	4,077	16,879
Tiffany & Co.	8,129	1,086,441
TJX	49,413	3,017,158
Tractor Supply	8,025	749,856
†Ulta Salon Cosmetics & Fragrance	4,041	1,022,939
†Urban Outfitters	16,473	457,455
Williams-Sonoma	9,099	668,231
Winmark	151	29,943
†Zumiez	4,241	146,484
		38,281,559
Technology Hardware, Storage & Peripherals–4.53%
†3D Systems	12,600	110,250
Apple	193,168	56,723,783
†Avid Technology	6,614	56,748
†Dell Technologies Class C	8,375	430,391
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise	59,187	$ 938,706
HP	63,520	1,305,336
†NCR	13,077	459,787
NetApp	16,571	1,031,545
†Pure Storage Class A	2,550	43,631
Seagate Technology	18,341	1,091,289
†Stratasys	4,881	98,718
†Super Micro Computer	4,030	96,801
Western Digital	18,006	1,142,841
†Xerox Holdings	23,774	876,547
		64,406,373
Textiles, Apparel & Luxury Goods–1.04%
†Capri Holdings	15,972	609,332
Carter's	4,829	528,003
Columbia Sportswear	6,536	654,842
†Crocs	5,293	221,724
Culp	695	9,466
†Deckers Outdoor	3,211	542,209
†Fossil Group	8,573	67,555
†G-III Apparel Group	9,262	310,277
Hanesbrands	28,474	422,839
†Kontoor Brands	1,846	77,514
†Lululemon Athletica	7,948	1,841,313
Movado Group	2,255	49,024
NIKE Class B	48,316	4,894,894
Oxford Industries	2,792	210,573
PVH	5,201	546,885
Ralph Lauren	3,815	447,194
†Skechers U.S.A. Class A	13,059	564,018
Steven Madden	8,925	383,864
Tapestry	16,823	453,716
†Under Armour Class A	8,228	177,725
†Under Armour Class C	8,286	158,926
†Unifi	3,174	80,175
†Vera Bradley	810	9,558
VF	11,580	1,154,063
Wolverine World Wide	10,329	348,500
		14,764,189
Thrifts & Mortgage Finance–0.50%
†Axos Financial	7,624	230,855
Capitol Federal Financial	21,314	292,641
†Columbia Financial	6,136	103,944
Essent Group	9,692	503,887
Federal Agricultural Mortgage Class C	1,195	99,783
First Defiance Financial	2,959	93,179
Flagstar Bancorp	7,368	281,826
†HomeStreet	2,845	96,730
Kearny Financial	15,285	211,392
†LendingTree	922	279,772
Meridian Bancorp	8,312	166,988
Meta Financial Group	7,426	271,123

LVIP Dimensional U.S. Core Equity 1 Fund–26

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
MGIC Investment	35,831	$ 507,725
†Mr Cooper Group	6,569	82,178
New York Community Bancorp	39,410	473,708
†NMI Holdings Class A	9,001	298,653
Northfield Bancorp	6,724	114,039
Northwest Bancshares	14,286	237,576
OceanFirst Financial	7,155	182,739
PennyMac Financial Services Class A	9,476	322,563
Provident Financial Services	9,985	246,130
Radian Group	23,244	584,819
Sterling Bancorp	1,664	13,478
TFS Financial	9,915	195,127
TrustCo Bank	12,472	108,132
United Community Financial	2,888	33,674
Walker & Dunlop	4,483	289,961
Washington Federal	9,358	342,971
Waterstone Financial	3,925	74,693
WSFS Financial	9,706	426,967
		7,167,253
Tobacco–0.62%
Altria Group	84,210	4,202,921
Philip Morris International	49,489	4,211,019
Universal	3,560	203,134
Vector Group	17,305	231,714
		8,848,788
Trading Companies & Distributors–0.73%
Air Lease	16,007	760,653
Applied Industrial Technologies	5,007	333,917
†Beacon Roofing Supply	8,312	265,818
†BMC Stock Holdings	13,925	399,508
†CAI International	2,879	83,433
†DXP Enterprises	1,631	64,930
Fastenal	31,166	1,151,584
GATX	4,500	372,825
†GMS	6,711	181,734
H&E Equipment Services	6,917	231,235
†HD Supply Holdings	14,675	590,228
†Herc Holdings	3,940	192,824
Kaman	3,636	239,685
†MRC Global	11,216	152,986
MSC Industrial Direct Class A	5,382	422,326
†NOW	13,867	155,865
Rush Enterprises Class A	4,686	217,899
†SiteOne Landscape Supply	1,171	106,151
Systemax	4,022	101,194
†Textainer Group Holdings	6,500	69,615
†Titan Machinery	4,300	63,554
Triton International	9,649	387,890
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†United Rentals	7,828	$ 1,305,476
†Univar	13,479	326,731
†Veritiv	1,100	21,637
Watsco	3,045	548,557
†WESCO International	6,314	374,988
WW Grainger	3,647	1,234,582
		10,357,825
Transportation Infrastructure–0.02%
Macquarie Infrastructure	5,269	225,724
		225,724
Water Utilities–0.18%
American States Water	4,789	414,919
American Water Works	8,616	1,058,476
Aqua America	10,156	476,723
†AquaVenture Holdings	103	2,793
California Water Service Group	5,288	272,649
Middlesex Water	1,357	86,264
SJW Group	3,075	218,510
York Water	591	27,251
		2,557,585
Wireless Telecommunication Services–0.15%
†Boingo Wireless	4,098	44,873
Shenandoah Telecommunications	6,684	278,121
Spok Holdings	1,858	22,723
†Sprint	44,078	229,647
Telephone & Data Systems	9,452	240,364
†T-Mobile US	15,158	1,188,690
†United States Cellular	3,838	139,051
		2,143,469
Total Common Stock (Cost $869,150,267)		1,418,434,437
RIGHTS–0.01%
†Bristol-Myers Squibb	33,922	102,105
=†πMedia General CVR	16,818	1,598
=†πSchulman CVR Class A	4,438	0
Total Rights (Cost $72,254)		103,703

MONEY MARKET FUND–0.23%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	3,261,041	3,261,041
Total Money Market Fund (Cost $3,261,041)		3,261,041

LVIP Dimensional U.S. Core Equity 1 Fund–27

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.96% (Cost $872,483,562)	$1,421,799,181
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	540,775
NET ASSETS APPLICABLE TO 41,033,027 SHARES OUTSTANDING–100.00%	$1,422,339,956
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND STANDARD CLASS ($1,191,024,907 / 34,325,597 Shares)	$34.698
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND SERVICE CLASS ($231,315,049 / 6,707,430 Shares)	$34.486
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$ 821,655,838
Distributable earnings/(accumulated loss)	600,684,118
TOTAL NET ASSETS	$1,422,339,956

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2019, the aggregate value of restricted securities was $1,598, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Media General CVR	1/8/2017	$—	$1,598
Schulman CVR Class A	8/22/2018	—	—
Total		$—	$1,598

★ Includes $1,803,196 payable for fund shares redeemed, $106,901 other accrued expenses payable and $510,861 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
CVR–Contingent Value Rights
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–28

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 24,431,030
Foreign taxes withheld	(3,179)
24,427,851
EXPENSES:
Management fees	4,544,400
Distribution fees-Service Class	687,184
Shareholder servicing fees	385,159
Accounting and administration expenses	242,847
Reports and statements to shareholders	158,024
Professional fees	41,450
Trustees’ fees and expenses	39,247
Pricing fees	27,319
Custodian fees	16,915
Consulting fees	2,597
Other	22,131
Total operating expenses	6,167,273
NET INVESTMENT INCOME	18,260,578
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	62,460,282
Net change in unrealized appreciation (depreciation) of investments	262,767,609
NET REALIZED AND UNREALIZED GAIN	325,227,891
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$343,488,469
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 18,260,578	$ 18,533,203
Net realized gain	62,460,282	65,927,644
Net change in unrealized appreciation (depreciation)	262,767,609	(175,105,543)
Net increase (decrease) in net assets resulting from operations	343,488,469	(90,644,696)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(76,925,896)	(45,414,222)
Service Class	(13,638,411)	(5,865,049)
	(90,564,307)	(51,279,271)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	22,804,341	22,689,677
Service Class	53,199,766	54,119,684
Reinvestment of dividends and distributions:
Standard Class	76,925,896	45,414,222
Service Class	13,638,411	5,865,049
	166,568,414	128,088,632
Cost of shares redeemed:
Standard Class	(150,089,533)	(166,902,513)
Service Class	(26,339,399)	(24,056,372)
	(176,428,932)	(190,958,885)
Decrease in net assets derived from capital share transactions	(9,860,518)	(62,870,253)
NET INCREASE (DECREASE) IN NET ASSETS	243,063,644	(204,794,220)
NET ASSETS:
Beginning of year	1,179,276,312	1,384,070,532
End of year	$1,422,339,956	$1,179,276,312
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–29

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15 [1]
Net asset value, beginning of period	$ 28.534	$ 32.022	$ 27.254	$ 37.542	$ 44.352
Income (loss) from investment operations:
Net investment income[2]	0.468	0.457	0.416	0.537	0.665
Net realized and unrealized gain (loss)	8.000	(2.676)	5.236	3.889	(1.700)
Total from investment operations	8.468	(2.219)	5.652	4.426	(1.035)
Less dividends and distributions from:
Net investment income	(0.609)	(0.486)	(0.433)	(0.439)	(0.653)
Net realized gain	(1.695)	(0.783)	(0.451)	(14.275)	(5.122)
Total dividends and distributions	(2.304)	(1.269)	(0.884)	(14.714)	(5.775)
Net asset value, end of period	$ 34.698	$ 28.534	$ 32.022	$ 27.254	$ 37.542
Total return[3]	30.11%	(7.29%)	20.88%	14.41%	(2.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,191,025	$1,024,194	$1,245,607	$1,147,995	$1,120,426
Ratio of expenses to average net assets	0.41%	0.42%	0.41%	0.40%	0.39%
Ratio of net investment income to average net assets	1.43%	1.39%	1.41%	1.60%	1.54%
Portfolio turnover	5%	5%	4%	4%	74%

[1]	Effective May 1, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–30

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15 [1]
Net asset value, beginning of period	$ 28.389	$ 31.861	$ 27.130	$ 37.449	$ 44.254
Income (loss) from investment operations:
Net investment income[2]	0.352	0.339	0.312	0.415	0.511
Net realized and unrealized gain (loss)	7.945	(2.644)	5.199	3.863	(1.691)
Total from investment operations	8.297	(2.305)	5.511	4.278	(1.180)
Less dividends and distributions from:
Net investment income	(0.505)	(0.384)	(0.329)	(0.322)	(0.503)
Net realized gain	(1.695)	(0.783)	(0.451)	(14.275)	(5.122)
Total dividends and distributions	(2.200)	(1.167)	(0.780)	(14.597)	(5.625)
Net asset value, end of period	$ 34.486	$ 28.389	$ 31.861	$ 27.130	$ 37.449
Total return[3]	29.65%	(7.60%)	20.45%	14.01%	(2.34%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$231,315	$155,082	$138,464	$ 93,660	$ 77,868
Ratio of expenses to average net assets	0.76%	0.77%	0.76%	0.75%	0.74%
Ratio of net investment income to average net assets	1.08%	1.04%	1.06%	1.25%	1.19%
Portfolio turnover	5%	5%	4%	4%	74%

[1]	Effective May 1, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–31

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are
LVIP Dimensional U.S. Core Equity 1 Fund–32

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$75,177
Legal	14,883
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $131,194 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$405,238
Distribution fees payable to LFD	67,370
Printing and mailing fees payable to Lincoln Life	3,677
Shareholder servicing fees payable to Lincoln Life	34,576
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 64,865,851
Sales	142,778,775
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LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$876,157,978
Aggregate unrealized appreciation of investments	$627,491,789
Aggregate unrealized depreciation of investments	(81,850,586)
Net unrealized appreciation of investments	$545,641,203
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,418,434,437	$—	$ —	$1,418,434,437
Rights	102,105	—	1,598	103,703
Money Market Fund	3,261,041	—	—	3,261,041
Total Investments	$1,421,797,583	$—	$1,598	$1,421,799,181
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$20,147,684	$19,078,173
Long-term capital gains	70,416,623	32,201,098
Total	$90,564,307	$51,279,271
LVIP Dimensional U.S. Core Equity 1 Fund–34

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 55,042,915
Net unrealized appreciation	545,641,203
Distributable earnings/(accumulated loss)	$600,684,118
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	694,115	691,785
Service Class	1,637,154	1,667,011
Shares reinvested:
Standard Class	2,303,770	1,430,591
Service Class	411,971	185,018
	5,047,010	3,974,405
Shares redeemed:
Standard Class	(4,565,852)	(5,127,794)
Service Class	(804,356)	(735,283)
	(5,370,208)	(5,863,077)
Net decrease	(323,198)	(1,888,672)
7. Market Risk
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–35

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 1 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Dimensional U.S. Core Equity 1 Fund–36

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional U.S. Core Equity 1 Fund–37

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional U.S. Core Equity 1 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the benchmark index for the three- and five-year periods. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include a breakpoint for the LVIP Dimensional U.S. Core Equity 1 Fund) and the subadvisory fees of comparable funds subadvised by Dimensional. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Core Equity 1 Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional U.S. Core Equity 1 Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Dimensional U.S. Core Equity 1 Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional U.S. Core Equity 1 Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Core Equity 1 Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 1 Fund–43

LVIP Dimensional U.S. Core Equity 2 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional U.S. Core Equity 2 Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 28.82% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 3000® Index1, returned 31.02%.
The U.S. market had positive performance for the year, outperforming both developed ex-U.S. and emerging markets.
Along the market capitalization dimension, small caps underperformed large caps (Russell 1000®Index2) by 5.9%. Mid caps (Russell Midcap®Index3) outperformed small caps (Russell 2000®Index4) by 5.0% and underperformed large caps by 0.9%. Along the relative price dimension, large cap value stocks (Russell 1000®Value Index5) underperformed large cap growth stocks (Russell 1000®Growth Index6) by 9.9%, and small cap value stocks (Russell 2000®Value Index7) underperformed small cap growth stocks (Russell 2000®Growth Index8) by 6.1%. It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability among large caps but underperformed among small caps.
The Fund’s greater emphasis on small cap stocks detracted from performance relative to the benchmark, as small caps underperformed large caps for the year. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Fund’s greater emphasis on value stocks also detracted from relative performance. Conversely, the Fund’s general exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs underperformed the overall index.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Joel Schneider
Jed S. Fogdall
Lukas Smart
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 2 Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,242 for the Standard Class shares and to $15,069 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $16,658. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 28.82%
Inception (5/1/15)	+ 9.44%
Service Class Shares
One Year	+ 28.51%
Inception (5/1/15)	+ 9.17%
1. The Russell 3000®Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The Russell 1000®Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000®Index, representing approximately 90% of the total market capitalization of that index.
3. The Russell Midcap®Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap®Index are the same 800 of the 1,000 companies that comprise Russell 1000®Index. The Russell 1000®Index is a compilation of the largest 1,000 publicly traded U.S. companies.

LVIP Dimensional U.S. Core Equity 2 Fund–1

LVIP Dimensional U.S. Core Equity 2 Fund
2019 Annual Report Commentary (unaudited) (continued)
4. The Russell 2000®Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000®Index is a subset of the Russell 3000®Index, representing approximately 10% of the total market capitalization of the index.
5. The Russell 1000®Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
6. The Russell 1000®Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
7. The Russell 2000®Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
8. The Russell 2000®Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Dimensional U.S. Core Equity 2 Fund–2

LVIP Dimensional U.S. Core Equity 2 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,096.70	0.50%	$2.64
Service Class Shares	1,000.00	1,095.30	0.75%	3.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.50%	$2.55
Service Class Shares	1,000.00	1,021.40	0.75%	3.82

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 2 Fund–3

LVIP Dimensional U.S. Core Equity 2 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.62%
Aerospace & Defense	1.98%
Air Freight & Logistics	0.60%
Airlines	0.73%
Auto Components	0.74%
Automobiles	0.47%
Banks	7.45%
Beverages	1.17%
Biotechnology	1.93%
Building Products	0.86%
Capital Markets	2.96%
Chemicals	2.18%
Commercial Services & Supplies	1.26%
Communications Equipment	1.15%
Construction & Engineering	0.47%
Construction Materials	0.20%
Consumer Finance	1.17%
Containers & Packaging	0.90%
Distributors	0.22%
Diversified Consumer Services	0.40%
Diversified Financial Services	0.99%
Diversified Telecommunication Services	1.95%
Electric Utilities	0.96%
Electrical Equipment	0.90%
Electronic Equipment, Instruments & Components	1.68%
Energy Equipment & Services	0.74%
Entertainment	0.91%
Food & Staples Retailing	1.42%
Food Products	1.67%
Gas Utilities	0.23%
Health Care Equipment & Supplies	2.16%
Health Care Providers & Services	2.82%
Health Care Technology	0.26%
Hotels, Restaurants & Leisure	2.15%
Household Durables	1.03%
Household Products	0.80%
Independent Power and Renewable Electricity Producers	0.26%
Industrial Conglomerates	0.80%
Insurance	3.20%
Interactive Media & Services	2.03%
Internet & Direct Marketing Retail	2.54%
IT Services	4.22%
Leisure Products	0.25%
Life Sciences Tools & Services	0.87%
Machinery	3.47%
Security Type/Sector	Percentage of Net Assets
Marine	0.08%
Media	2.23%
Metals & Mining	0.83%
Multiline Retail	0.68%
Multi-Utilities	0.58%
Oil, Gas & Consumable Fuels	4.21%
Paper & Forest Products	0.16%
Personal Products	0.30%
Pharmaceuticals	3.71%
Professional Services	0.64%
Real Estate Management & Development	0.35%
Road & Rail	1.23%
Semiconductors & Semiconductor Equipment	4.58%
Software	4.60%
Specialty Retail	2.57%
Technology Hardware, Storage & Peripherals	4.46%
Textiles, Apparel & Luxury Goods	1.07%
Thrifts & Mortgage Finance	0.55%
Tobacco	0.42%
Trading Companies & Distributors	0.84%
Transportation Infrastructure	0.03%
Water Utilities	0.17%
Wireless Telecommunication Services	0.18%
Rights	0.00%
Money Market Fund	0.14%
Total Investments	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	3.88%
Microsoft	2.49%
Amazon.com	1.99%
JPMorgan Chase & Co.	1.24%
Johnson & Johnson	1.14%
Intel	1.01%
AT&T	0.84%
Berkshire Hathaway Class B	0.84%
Verizon Communications	0.80%
Facebook Class A	0.79%
Total	15.02%

IT–Information Technology

LVIP Dimensional U.S. Core Equity 2 Fund–4

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.62%
Aerospace & Defense–1.98%
AAR	3,497	$ 157,715
†Aerojet Rocketdyne Holdings	6,136	280,170
†Aerovironment	1,567	96,746
Arconic	18,460	568,014
†Astronics	2,342	65,459
†Astronics Class B	1,024	28,749
†Axon Enterprise	1,980	145,094
Boeing	3,984	1,297,828
BWX Technologies	4,520	280,602
Cubic	2,429	154,411
Curtiss-Wright	3,000	422,670
†Ducommun	1,095	55,330
General Dynamics	4,228	745,608
HEICO	1,327	151,477
HEICO Class A	2,642	236,538
Hexcel	6,480	475,049
Huntington Ingalls Industries	2,268	568,996
†Kratos Defense & Security Solutions	8,421	151,662
L3Harris Technologies	2,481	490,915
Lockheed Martin	4,642	1,807,502
†Mercury Systems	2,137	147,688
Moog Class A	2,078	177,316
National Presto Industries	715	63,199
Northrop Grumman	3,338	1,148,172
Park Aerospace	1,422	23,136
Raytheon	4,613	1,013,661
Spirit AeroSystems Holdings Class A	4,503	328,179
†Teledyne Technologies	1,595	552,731
Textron	7,851	350,155
TransDigm Group	812	454,720
Triumph Group	3,348	84,604
United Technologies	14,637	2,192,037
†Vectrus	700	35,882
†Wesco Aircraft Holdings	9,156	100,899
		14,852,914
Air Freight & Logistics–0.60%
†Air Transport Services Group	6,027	141,394
†Atlas Air Worldwide Holdings	2,617	72,151
CH Robinson Worldwide	4,497	351,665
†Echo Global Logistics	3,477	71,974
Expeditors International of Washington	5,154	402,115
FedEx	7,316	1,106,252
Forward Air	2,651	185,438
†Hub Group Class A	3,204	164,333
†Radiant Logistics	4,220	23,505
United Parcel Service Class B	12,587	1,473,434
†XPO Logistics	6,749	537,895
		4,530,156
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Airlines–0.73%
Alaska Air Group	7,357	$ 498,437
Allegiant Travel	1,389	241,741
American Airlines Group	10,405	298,415
Copa Holdings Class A	1,782	192,599
Delta Air Lines	18,928	1,106,909
Hawaiian Holdings	4,649	136,169
†JetBlue Airways	19,783	370,338
†Mesa Air Group	2,354	21,045
SkyWest	4,055	262,075
Southwest Airlines	15,845	855,313
†Spirit Airlines	5,476	220,738
†United Airlines Holdings	14,459	1,273,693
		5,477,472
Auto Components–0.74%
†Adient	6,791	144,309
†American Axle & Manufacturing Holdings	11,006	118,425
Aptiv	10,735	1,019,503
Autoliv	5,998	506,291
BorgWarner	12,493	541,946
Cooper Tire & Rubber	5,069	145,734
†Cooper-Standard Holdings	1,627	53,951
Dana	10,858	197,616
†Delphi Technologies	5,338	68,487
†Dorman Products	2,616	198,083
†Fox Factory Holding	3,434	238,903
†Garrett Motion	3,788	37,842
Gentex	17,716	513,410
†Gentherm	2,907	129,042
Goodyear Tire & Rubber	17,640	274,390
†Horizon Global	1,513	5,280
LCI Industries	2,232	239,114
Lear	3,679	504,759
†Modine Manufacturing	5,332	41,056
†Motorcar Parts of America	2,958	65,165
Standard Motor Products	2,098	111,656
†Stoneridge	3,829	112,266
Superior Industries International	1,457	5,376
Tenneco Class A	5,209	68,238
†Veoneer	3,982	62,199
†Visteon	1,837	159,066
		5,562,107
Automobiles–0.47%
Ford Motor	99,921	929,265
General Motors	39,158	1,433,183
Harley-Davidson	12,826	476,999
†Tesla	599	250,580
Thor Industries	3,525	261,872
Winnebago Industries	3,663	194,066
		3,545,965
LVIP Dimensional U.S. Core Equity 2 Fund–5

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks–7.45%
1st Source	2,469	$ 128,092
ACNB	300	11,346
†Allegiance Bancshares	1,602	60,235
American National Bankshares	691	27,343
Ameris Bancorp	6,384	271,575
Ames National	508	14,254
Arrow Financial	1,171	44,264
Associated Banc-Corp	12,750	281,010
†Atlantic Capital Bancshares	2,130	39,085
Atlantic Union Bankshares	6,253	234,800
†Axos Financial	6,313	191,158
Banc of California	5,022	86,278
BancFirst	2,354	146,984
†Bancorp	7,833	101,594
BancorpSouth Bank	6,966	218,802
Bank of America	128,844	4,537,886
Bank of Hawaii	2,642	251,413
Bank of Marin Bancorp	1,102	49,645
Bank of NT Butterfield & Son	5,367	198,686
Bank OZK	7,369	224,791
BankFinancial	1,093	14,296
BankUnited	7,451	272,409
Bankwell Financial Group	404	11,651
Banner	3,677	208,081
Bar Harbor Bankshares	748	18,992
†Baycom	1,762	40,068
Berkshire Hills Bancorp	4,384	144,146
BOK Financial	2,960	258,704
Boston Private Financial Holdings	7,358	88,517
Bridge Bancorp	1,729	57,973
Brookline Bancorp	8,396	138,198
Bryn Mawr Bank	1,979	81,614
Business First Bancshares	727	18,124
Byline Bancorp	1,200	23,484
C&F Financial	247	13,667
Cadence BanCorp	11,022	199,829
Cambridge Bancorp	195	15,629
Camden National	1,773	81,664
Capital City Bank Group	1,029	31,384
Capstar Financial Holdings	789	13,137
Carolina Financial	2,454	106,086
Cathay General Bancorp	6,239	237,394
CBTX	1,491	46,400
CenterState Bank	9,379	234,287
Central Pacific Financial	1,797	53,155
Central Valley Community Bancorp	650	14,086
Century Bancorp Class A	314	28,247
CIT Group	5,667	258,585
Citigroup	34,068	2,721,693
Citizens & Northern	830	23,448
Citizens Financial Group	14,049	570,530
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
City Holding	1,356	$ 111,124
Civista Bancshares	1,887	45,288
CNB Financial	1,363	44,543
Codorus Valley Bancorp	389	8,959
Columbia Banking System	5,750	233,939
Comerica	5,568	399,504
Commerce Bancshares	6,103	414,658
Community Bank System	3,294	233,676
Community Trust Bancorp	1,576	73,505
ConnectOne Bancorp	3,369	86,651
Cullen/Frost Bankers	2,769	270,753
†Customers Bancorp	2,725	64,882
CVB Financial	8,952	193,184
Dime Community Bancshares	2,608	54,481
Eagle Bancorp	3,149	153,136
East West Bancorp	6,626	322,686
Enterprise Bancorp	505	17,104
Enterprise Financial Services	1,930	93,045
†Equity Bancshares Class A	1,411	43,558
Farmers & Merchants Bancorp	621	18,723
Farmers National Banc	1,405	22,930
FB Financial	2,573	101,865
Fifth Third Bancorp	29,296	900,559
Financial Institutions	1,236	39,676
First Bancorp (Maine)	400	12,092
First Bancorp (North Carolina)	3,535	141,082
First BanCorp (Puerto Rico)	19,680	208,411
First Bancshares	606	21,525
First Bank	702	7,757
First Busey	4,895	134,612
First Business Financial Services	400	10,532
First Choice Bancorp	500	13,480
First Citizens BancShares Class A	620	329,970
First Commonwealth Financial	7,586	110,073
First Community Bancshares	1,806	56,022
First Financial	910	41,605
First Financial Bancorp	7,502	190,851
First Financial Bankshares	6,396	224,500
First Foundation	4,144	72,106
First Hawaiian	10,112	291,731
First Horizon National	16,868	279,334
First Internet Bancorp	281	6,663
First Interstate BancSystem Class A	2,923	122,532
First Merchants	4,769	198,343
First Mid-Illinois Bancshares	782	27,566
First Midwest Bancorp	7,574	174,656

LVIP Dimensional U.S. Core Equity 2 Fund–6

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
First of Long Island	2,890	$ 72,481
First Republic Bank	3,647	428,340
Flushing Financial	2,575	55,633
FNB	24,438	310,363
Franklin Financial Network	2,036	69,896
Fulton Financial	12,286	214,145
German American Bancorp	3,101	110,458
Glacier Bancorp	4,666	214,589
Great Southern Bancorp	1,288	81,556
Great Western Bancorp	5,711	198,400
Guaranty Bancshares	897	29,493
Hancock Whitney	7,049	309,310
Hanmi Financial	4,326	86,498
†Harborone Bancorp	3,449	37,905
Heartland Financial USA	2,936	146,037
Heritage Commerce	4,676	59,993
Heritage Financial	3,644	103,125
Hilltop Holdings	4,920	122,656
Home BancShares	12,920	254,007
HomeTrust Bancshares	2,018	54,143
Hope Bancorp	13,189	195,989
Horizon Bancorp	5,140	97,660
†Howard Bancorp	745	12,576
Huntington Bancshares	40,165	605,688
IBERIABANK	3,491	261,232
Independent Bank	3,272	74,111
Independent Bank (Massachusetts)	1,705	141,941
Independent Bank Group	3,633	201,414
International Bancshares	5,132	221,035
Investar Holding	619	14,856
Investors Bancorp	21,482	255,958
JPMorgan Chase & Co.	66,707	9,298,956
KeyCorp	32,934	666,584
Lakeland Bancorp	5,067	88,064
Lakeland Financial	2,086	102,068
Live Oak Bancshares	3,910	74,329
M&T Bank	4,926	836,188
Macatawa Bank	1,713	19,066
Mercantile Bank	1,549	56,492
†Metropolitan Bank Holding	1,000	48,230
Midland States Bancorp	2,021	58,528
MidWestOne Financial Group	1,275	46,193
MutualFirst Financial	614	24,357
National Bank Holdings Class A	3,659	128,870
National Bankshares	222	9,974
NBT Bancorp	4,298	174,327
†Nicolet Bankshares	736	54,354
Northrim BanCorp	322	12,333
OFG Bancorp	5,685	134,223
Old National Bancorp	11,890	217,468
Old Second Bancorp	1,033	13,915
Opus Bank	3,903	100,971
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Origin Bancorp	1,422	$ 53,808
Orrstown Financial Services	503	11,378
Pacific Premier Bancorp	5,491	179,034
PacWest Bancorp	6,636	253,960
Park National	1,191	121,935
Parke Bancorp	672	17,062
PCB Bancorp	642	11,094
Peapack Gladstone Financial	2,178	67,300
Peoples Bancorp	1,703	59,026
Peoples Financial Services	412	20,744
People's United Financial	23,840	402,896
People's Utah Bancorp	1,404	42,288
Pinnacle Financial Partners	3,905	249,920
PNC Financial Services Group	6,666	1,064,094
Popular	5,265	309,319
Preferred Bank	1,329	79,860
Premier Financial Bancorp	1,000	18,140
Prosperity Bancshares	5,680	408,335
QCR Holdings	1,366	59,913
RBB Bancorp	1,258	26,632
Regions Financial	37,204	638,421
Renasant	5,685	201,363
Republic Bancorp Class A	1,808	84,614
†Republic First Bancorp	4,711	19,692
S&T Bancorp	3,057	123,167
Sandy Spring Bancorp	3,595	136,179
†Seacoast Banking Corp. of Florida	3,281	100,300
ServisFirst Bancshares	4,421	166,583
Sierra Bancorp	1,304	37,972
Signature Bank	2,171	296,580
Simmons First National Class A	7,200	192,888
SmartFinancial	542	12,818
South State	2,628	227,979
†Southern First Bancshares	419	17,803
Southern National Bancorp of Virginia	1,601	26,176
Southside Bancshares	3,308	122,859
†Spirit of Texas Bancshares	600	13,800
Sterling Bancorp	12,947	272,923
Stock Yards Bancorp	2,447	100,474
Summit Financial Group	450	12,191
†SVB Financial Group	1,455	365,263
Synovus Financial	9,521	373,223
TCF Financial	10,995	514,566
†Texas Capital Bancshares	2,530	143,628
Tompkins Financial	1,412	129,198
Towne Bank	6,514	181,219
TriCo Bancshares	2,820	115,084
†TriState Capital Holdings	3,275	85,543
†Triumph Bancorp	2,365	89,917
Truist Financial	23,294	1,311,918

LVIP Dimensional U.S. Core Equity 2 Fund–7

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Trustmark	5,255	$ 181,350
UMB Financial	3,731	256,096
Umpqua Holdings	9,892	175,088
United Bankshares	6,000	231,960
United Community Banks	8,036	248,152
Univest Corp. of Pennsylvania	2,727	73,029
US Bancorp	26,453	1,568,398
Valley National Bancorp	26,937	308,429
Veritex Holdings	3,208	93,449
Washington Trust Bancorp	1,505	80,954
Webster Financial	4,326	230,835
Wells Fargo & Co.	87,951	4,731,764
WesBanco	5,072	191,671
West Bancorporation	758	19,428
Westamerica Bancorporation	2,367	160,412
Western Alliance Bancorp	5,374	306,318
Wintrust Financial	2,899	205,539
Zions Bancorp	7,204	374,032
		55,983,552
Beverages–1.17%
†Boston Beer Class A	669	252,782
Brown-Forman Class A	1,328	83,359
Brown-Forman Class B	9,373	633,615
Coca-Cola	47,092	2,606,542
Coca-Cola Bottling Consolidated	632	179,520
Constellation Brands Class A	3,291	624,467
†Craft Brew Alliance	613	10,114
Keurig Dr Pepper	2,705	78,310
MGP Ingredients	1,309	63,421
Molson Coors Brewing Class B	6,719	362,154
†Monster Beverage	4,561	289,852
†National Beverage	2,012	102,652
PepsiCo	25,248	3,450,644
†Primo Water	1,589	17,836
		8,755,268
Biotechnology–1.93%
AbbVie	9,531	843,875
†ACADIA Pharmaceuticals	750	32,085
†Acceleron Pharma	815	43,211
†Achillion Pharmaceuticals	22,444	135,337
†Acorda Therapeutics	4,884	9,963
†Aduro Biotech	1,136	1,340
†Adverum Biotechnologies	5,792	66,724
†Agios Pharmaceuticals	1,115	53,241
†Akebia Therapeutics	1,243	7,856
†Albireo Pharma	900	22,878
†Alexion Pharmaceuticals	3,793	410,213
†Alkermes	2,852	58,181
†Alnylam Pharmaceuticals	2,707	311,765
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†AMAG Pharmaceuticals	1,449	$ 17,634
Amgen	12,446	3,000,357
†Amicus Therapeutics	7,114	69,290
†AnaptysBio	1,298	21,093
†Anika Therapeutics	1,049	54,391
†Arcus Biosciences	2,130	21,513
†Ardelyx	800	6,004
†Arena Pharmaceuticals	2,941	133,580
†Arrowhead Pharmaceuticals	1,131	71,739
†Assembly Biosciences	1,150	23,529
†Assertio Therapeutics	9,567	11,959
†Atara Biotherapeutics	2,169	35,723
†Audentes Therapeutics	2,687	160,790
†Avrobio	1,331	26,793
†Biogen	3,472	1,030,247
†BioMarin Pharmaceutical	2,850	240,968
†BioSpecifics Technologies	665	37,865
†Bluebird Bio	1,068	93,717
†Cara Therapeutics	1,547	24,922
†ChemoCentryx	2,856	112,955
†Chimerix	1,691	3,433
†Concert Pharmaceuticals	1,683	15,526
†Constellation Pharmaceuticals	2,800	131,908
†CRISPR Therapeutics	1,129	68,762
†CytomX Therapeutics	2,639	21,930
†Deciphera Pharmaceuticals	2,920	181,741
†Denali Therapeutics	5,935	103,388
†Eagle Pharmaceuticals	867	52,089
†Eidos Therapeutics	736	42,239
†Emergent BioSolutions	3,148	169,835
†Enanta Pharmaceuticals	1,564	96,624
†Enochian Biosciences	1,600	8,032
†Epizyme	2,880	70,848
†Exact Sciences	2,139	197,815
†Exelixis	16,596	292,422
†FibroGen	2,219	95,173
†Five Prime Therapeutics	2,937	13,481
†G1 Therapeutics	1,617	42,737
Gilead Sciences	28,406	1,845,822
†Global Blood Therapeutics	1,964	156,118
†GlycoMimetics	2,474	13,087
†Halozyme Therapeutics	1,540	27,304
†Heron Therapeutics	1,141	26,814
†Incyte	2,023	176,648
†Intellia Therapeutics	3,705	54,352
†Ionis Pharmaceuticals	1,866	112,725
†Iovance Biotherapeutics	5,196	143,825
†Jounce Therapeutics	728	6,355
†KalVista Pharmaceuticals	1,364	24,293
†Karyopharm Therapeutics	4,686	89,831
†Kindred Biosciences	3,141	26,636
†Kodiak Sciences	1,434	103,176
†Kura Oncology	2,842	39,078

LVIP Dimensional U.S. Core Equity 2 Fund–8

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Ligand Pharmaceuticals	1,432	$ 149,343
†Lineage Cell Therapeutics	4,300	3,827
†MacroGenics	4,540	49,395
†Madrigal Pharmaceuticals	698	63,595
†Minerva Neurosciences	4,500	31,995
†Molecular Templates	4,176	58,401
†Momenta Pharmaceuticals	4,823	95,158
†Myriad Genetics	6,104	166,212
†Neurocrine Biosciences	1,020	109,640
†NewLink Genetics	196	496
†ObsEva S.A.	800	3,056
†OPKO Health	8,606	12,651
†PDL BioPharma	12,718	41,270
†Perdoceo Education	6,090	111,995
†Progenics Pharmaceuticals	8,600	43,774
†Protagonist Therapeutics	3,512	24,760
†Prothena	4,550	72,027
†Regeneron Pharmaceuticals	860	322,913
†REGENXBIO	2,597	106,399
†Retrophin	4,074	57,851
†Rhythm Pharmaceuticals	1,018	23,373
†Rigel Pharmaceuticals	13,503	28,896
†Rocket Pharmaceuticals	1,401	31,887
†Sage Therapeutics	470	33,929
†Sangamo Therapeutics	8,751	73,246
†Sarepta Therapeutics	1,527	197,044
†Seattle Genetics	1,248	142,596
†Spectrum Pharmaceuticals	5,260	19,146
†Ultragenyx Pharmaceutical	1,378	58,854
†United Therapeutics	2,249	198,092
†Vanda Pharmaceuticals	3,572	58,617
†Verastem	6,841	9,167
†Vertex Pharmaceuticals	1,469	321,638
†Xencor	3,816	131,232
		14,498,260
Building Products–0.86%
AAON	4,679	231,189
Advanced Drainage Systems	4,887	189,811
Allegion	3,804	473,750
†American Woodmark	1,539	160,841
AO Smith	5,709	271,977
Apogee Enterprises	2,507	81,478
†Armstrong Flooring	1,730	7,387
Armstrong World Industries	3,880	364,604
†Builders FirstSource	12,545	318,768
†Continental Building Products	4,420	161,021
†Cornerstone Building Brands	5,674	48,286
CSW Industrials	1,444	111,188
Fortune Brands Home & Security	9,579	625,892
†Gibraltar Industries	2,829	142,695
Griffon	3,933	79,958
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
Insteel Industries	1,555	$ 33,417
†JELD-WEN Holding	8,808	206,195
Johnson Controls International	14,268	580,850
Lennox International	768	187,369
Masco	5,588	268,168
†Masonite International	2,922	210,998
Owens Corning	7,642	497,647
Patrick Industries	2,395	125,570
†PGT Innovations	5,854	87,283
Quanex Building Products	4,826	82,428
†Resideo Technologies	9,867	117,713
Simpson Manufacturing	2,689	215,738
†Trex	3,250	292,110
Universal Forest Products	6,237	297,505
		6,471,836
Capital Markets–2.96%
Affiliated Managers Group	1,982	167,955
Ameriprise Financial	6,755	1,125,248
Ares Management Class A	3,703	132,160
Artisan Partners Asset Management Class A	3,849	124,400
Bank of New York Mellon	14,293	719,367
BGC Partners Class A	26,990	160,321
BlackRock	1,725	867,157
Blackstone Group Class A	4,191	234,445
†Blucora	3,219	84,145
†Brightsphere Investment Group	6,971	71,244
Cboe Global Markets	2,456	294,720
Charles Schwab	24,250	1,153,330
CME Group	3,261	654,548
Cohen & Steers	3,857	242,065
†Cowen Class A	1,499	23,609
Diamond Hill Investment Group	308	43,262
†Donnelley Financial Solutions	3,917	41,011
E*TRADE Financial	10,328	468,581
Eaton Vance	8,190	382,391
Evercore Class A	3,008	224,878
FactSet Research Systems	1,301	349,058
Federated Investors Class B	9,305	303,250
Franklin Resources	16,476	428,046
GAIN Capital Holdings	2,244	8,864
GAMCO Investors Class A	694	13,526
Goldman Sachs Group	5,523	1,269,903
Greenhill & Co.	1,658	28,319
Hamilton Lane Class A	1,683	100,307
Houlihan Lokey	1,686	82,395
Interactive Brokers Group Class A	6,630	309,091
Intercontinental Exchange	7,116	658,586

LVIP Dimensional U.S. Core Equity 2 Fund–9

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
†INTL. FCStone	1,244	$ 60,744
Invesco	15,988	287,464
Janus Henderson Group	8,813	215,478
KKR & Co Class A	1,600	46,672
Ladenburg Thalmann Financial Services	8,856	30,819
Lazard Class A	8,039	321,238
Legg Mason	4,297	154,305
LPL Financial Holdings	6,204	572,319
MarketAxess Holdings	1,191	451,520
Moelis & Co. Class A	3,614	115,359
Moody's	2,960	702,734
Morgan Stanley	25,927	1,325,388
Morningstar	1,940	293,541
MSCI	2,003	517,134
Nasdaq	4,429	474,346
Northern Trust	5,915	628,410
Oppenheimer Holdings Class A	765	21,022
Piper Jaffray	1,763	140,934
PJT Partners Class A	816	36,826
Raymond James Financial	3,821	341,827
S&P Global	4,557	1,244,289
Safeguard Scientifics	1,565	17,184
SEI Investments	7,683	503,083
State Street	9,159	724,477
Stifel Financial	4,526	274,502
T. Rowe Price Group	9,147	1,114,470
TD Ameritrade Holding	9,158	455,153
Virtu Financial Class A	5,162	82,540
Virtus Investment Partners	748	91,047
Waddell & Reed Financial Class A	7,035	117,625
Westwood Holdings Group	439	13,003
WisdomTree Investments	12,310	59,580
		22,201,215
Chemicals–2.18%
†AdvanSix	2,562	51,137
†AgroFresh Solutions	1,708	4,407
Air Products & Chemicals	2,702	634,943
Albemarle	4,282	312,757
American Vanguard	2,114	41,160
Ashland Global Holdings	3,222	246,580
†Axalta Coating Systems	15,781	479,742
Balchem	1,569	159,457
Cabot	4,349	206,664
Celanese	6,689	823,550
CF Industries Holdings	7,474	356,809
Chase	890	105,447
Chemours	7,895	142,821
†Corteva	11,192	330,835
†Dow	12,370	677,010
DuPont de Nemours	11,192	718,526
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Eastman Chemical	5,577	$ 442,033
Ecolab	2,943	567,970
†Element Solutions	18,605	217,306
†Ferro	7,033	104,299
†Flotek Industries	3,167	6,334
FMC	4,935	492,612
FutureFuel	4,158	51,518
†GCP Applied Technologies	6,782	154,019
Hawkins	885	40,542
HB Fuller	2,849	146,923
Huntsman	19,266	465,467
†Ingevity	2,010	175,634
Innophos Holdings	2,229	71,283
Innospec	2,058	212,879
International Flavors & Fragrances	2,431	313,648
†Intrepid Potash	12,831	34,772
†Koppers Holdings	1,060	40,513
†Kraton	2,937	74,365
Kronos Worldwide	7,704	103,234
Linde	4,834	1,029,159
†Livent	7,469	63,860
†LSB Industries	2,413	10,135
LyondellBasell Industries Class A	9,305	879,136
Minerals Technologies	3,483	200,725
Mosaic	12,710	275,044
NewMarket	666	324,022
Olin	12,382	213,589
†OMNOVA Solutions	3,545	35,840
PolyOne	6,532	240,312
PPG Industries	7,424	991,030
†PQ Group Holdings	660	11,339
Quaker Chemical	833	137,045
Rayonier Advanced Materials	7,464	28,662
RPM International	5,164	396,389
Scotts Miracle-Gro	3,385	359,419
Sensient Technologies	3,215	212,479
Sherwin-Williams	1,477	861,889
Stepan	2,197	225,061
†Trecora Resources	817	5,842
Tredegar	3,415	76,325
Trinseo	3,760	139,910
†Tronox Holdings Class A	7,716	88,117
Valvoline	8,731	186,931
†Venator Materials	3,553	13,608
Westlake Chemical	2,177	152,716
WR Grace & Co.	3,442	240,424
		16,406,204
Commercial Services & Supplies–1.26%
ABM Industries	6,213	234,292
ACCO Brands	7,956	74,468
ADT	7,757	61,513

LVIP Dimensional U.S. Core Equity 2 Fund–10

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†Advanced Disposal Services	5,176	$ 170,135
†ARC Document Solutions	3,148	4,376
Brady Class A	2,770	158,610
†BrightView Holdings	3,756	63,364
Brink's	3,738	338,962
†Casella Waste Systems Class A	3,509	161,519
†CECO Environmental	1,187	9,092
†Cimpress	1,819	228,776
Cintas	3,003	808,047
†Civeo	7,562	9,755
†Clean Harbors	4,340	372,155
†Copart	5,801	527,543
Covanta Holding	11,966	177,576
Deluxe	3,259	162,689
Ennis	3,933	85,150
†Harsco	8,374	192,686
Healthcare Services Group	4,016	97,669
†Heritage-Crystal Clean	2,134	66,944
Herman Miller	5,536	230,574
HNI	3,300	123,618
†IAA	6,575	309,420
Interface	5,671	94,082
KAR Auction Services	9,508	207,179
Kimball International Class B	3,544	73,255
Knoll	4,930	124,532
Matthews International Class A	3,479	132,793
McGrath RentCorp	2,409	184,385
Mobile Mini	3,771	142,959
MSA Safety	2,159	272,811
†NL Industries	2,090	8,172
†PICO Holdings	1,481	16,469
Pitney Bowes	13,105	52,813
Quad/Graphics	4,623	21,589
Republic Services	10,745	963,074
Rollins	5,703	189,112
RR Donnelley & Sons	1,900	7,505
†SP Plus	1,793	76,077
Steelcase Class A	9,268	189,623
†Stericycle	3,425	218,549
†Team	1,744	27,852
Tetra Tech	3,479	299,751
UniFirst	728	147,041
US Ecology	1,884	109,102
Viad	2,218	149,715
VSE	1,374	52,267
Waste Management	9,141	1,041,708
		9,471,348
Communications Equipment–1.15%
†Acacia Communications	2,090	141,723
ADTRAN	4,319	42,715
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†Applied Optoelectronics	1,210	$ 14,375
†Arista Networks	1,656	336,830
†CalAmp	3,203	30,685
†Calix	2,250	18,000
†Casa Systems	3,998	16,352
†Ciena	8,129	347,027
Cisco Systems	90,750	4,352,370
†CommScope Holding	9,089	128,973
Comtech Telecommunications	2,049	72,719
†Digi International	1,498	26,545
†EchoStar Class A	4,341	188,009
†Extreme Networks	6,236	45,959
†F5 Networks	2,134	298,013
†Harmonic	6,256	48,797
†Infinera	18,222	144,683
InterDigital	2,062	112,358
Juniper Networks	9,673	238,246
†Lumentum Holdings	3,600	285,480
Motorola Solutions	2,992	482,131
†NETGEAR	3,396	83,236
†NetScout Systems	6,765	162,833
†Palo Alto Networks	444	102,675
Plantronics	1,395	38,139
†Ribbon Communications	9,487	29,410
Ubiquiti	2,672	504,954
†ViaSat	2,404	175,961
†Viavi Solutions	10,641	159,615
		8,628,813
Construction & Engineering–0.47%
†AECOM	7,935	342,237
†Aegion	3,333	74,559
†Ameresco Class A	3,022	52,885
Arcosa	2,531	112,756
Argan	2,180	87,505
Comfort Systems USA	3,560	177,466
†Construction Partners Class A	2,150	36,271
†Dycom Industries	2,773	130,747
EMCOR Group	3,811	328,889
Fluor	7,505	141,694
†Goldfield	1,529	5,428
Granite Construction	3,849	106,502
†Great Lakes Dredge & Dock	10,048	113,844
†IES Holdings	1,179	30,253
Jacobs Engineering Group	3,866	347,283
†MasTec	5,994	384,575
†MYR Group	1,677	54,653
†Northwest Pipe	539	17,954
†NV5 Global	1,036	52,266
Primoris Services	5,392	119,918
Quanta Services	7,670	312,246
†Sterling Construction	2,101	29,582

LVIP Dimensional U.S. Core Equity 2 Fund–11

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
†Tutor Perini	6,372	$ 81,944
Valmont Industries	1,274	190,820
†Willscot	9,608	177,652
		3,509,929
Construction Materials–0.20%
Eagle Materials	2,323	210,603
Martin Marietta Materials	1,669	466,719
†Summit Materials Class A	9,322	222,796
Tecnoglass	1,700	14,025
†U.S. Concrete	1,522	63,406
United States Lime & Minerals	277	25,013
Vulcan Materials	3,325	478,767
		1,481,329
Consumer Finance–1.17%
Ally Financial	17,261	527,496
American Express	15,141	1,884,903
Capital One Financial	9,614	989,377
†Credit Acceptance	1,348	596,261
†Curo Group Holdings	1,445	17,600
Discover Financial Services	15,411	1,307,161
†Encore Capital Group	3,155	111,561
†Enova International	4,456	107,211
†EZCORP Class A	4,961	33,834
FirstCash	2,903	234,069
†Green Dot Class A	2,915	67,919
†LendingClub	7,603	95,950
Navient	19,693	269,400
Nelnet Class A	2,278	132,671
OneMain Holdings	8,941	376,863
†PRA Group	5,108	185,420
†Regional Management	567	17,027
Santander Consumer USA Holdings	18,724	437,580
SLM	27,460	244,669
Synchrony Financial	29,712	1,069,929
†World Acceptance	929	80,266
		8,787,167
Containers & Packaging–0.90%
†Amcor	33,170	359,563
AptarGroup	4,565	527,805
Avery Dennison	3,405	445,442
Ball	13,784	891,411
†Berry Global Group	8,986	426,745
†Crown Holdings	7,419	538,174
Graphic Packaging Holding	26,971	449,067
Greif Class A	2,348	103,782
Greif Class B	709	36,705
International Paper	19,244	886,186
Myers Industries	4,079	68,038
O-I Glass	14,147	168,774
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Packaging Corp. of America	5,020	$ 562,190
Sealed Air	5,125	204,129
Silgan Holdings	8,348	259,456
Sonoco Products	7,114	439,076
†UFP Technologies	419	20,786
WestRock	8,535	366,237
		6,753,566
Distributors–0.22%
Core-Mark Holding	3,924	106,694
Genuine Parts	7,165	761,138
†LKQ	10,750	383,775
Pool	1,906	404,796
Weyco Group	507	13,410
		1,669,813
Diversified Consumer Services–0.40%
†Adtalem Global Education	3,961	138,516
†American Public Education	2,363	64,723
†Bright Horizons Family Solutions	2,578	387,448
Carriage Services	1,652	42,291
†Chegg	2,227	84,426
Collectors Universe	466	10,741
†frontdoor	3,903	185,080
Graham Holdings Class B	413	263,903
†Grand Canyon Education	3,013	288,615
H&R Block	9,686	227,427
†Houghton Mifflin Harcourt	13,987	87,419
†K12	2,788	56,736
†Laureate Education Class A	6,158	108,442
†Regis	4,078	72,874
†Select Interior Concepts Class A	2,001	17,989
Service Corp. International	11,876	546,652
†ServiceMaster Global Holdings	4,209	162,720
Strategic Education	1,317	209,271
†WW International	1,972	75,350
†Zovio	2,198	4,528
		3,035,151
Diversified Financial Services–0.99%
†Berkshire Hathaway Class B	27,827	6,302,816
†Cannae Holdings	8,010	297,892
Jefferies Financial Group	15,232	325,508
Marlin Business Services	729	16,023
†On Deck Capital	7,801	32,296
Voya Financial	6,997	426,677
		7,401,212
Diversified Telecommunication Services–1.95%
†Anterix	1,166	50,383
AT&T	161,829	6,324,277

LVIP Dimensional U.S. Core Equity 2 Fund–12

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
ATN International	1,618	$ 89,621
CenturyLink	51,873	685,242
†Cincinnati Bell	2,697	28,238
Cogent Communications Holdings	2,631	173,146
Consolidated Communications Holdings	6,890	26,733
†Frontier Communications	1,684	1,498
†GCI Liberty Class A	5,698	403,703
†IDT Class B	1,774	12,791
†Intelsat	5,598	39,354
†Iridium Communications	7,987	196,800
†ORBCOMM	4,983	20,978
Verizon Communications	97,713	5,999,578
†Vonage Holdings	14,080	104,333
†Zayo Group Holdings	14,569	504,816
		14,661,491
Electric Utilities–0.96%
ALLETE	2,509	203,655
Alliant Energy	4,253	232,724
American Electric Power	3,298	311,694
Avangrid	1,617	82,726
Duke Energy	4,688	427,592
Edison International	5,894	444,467
El Paso Electric	2,884	195,795
Entergy	3,265	391,147
Evergy	4,219	274,615
Eversource Energy	5,432	462,100
Exelon	5,988	272,993
FirstEnergy	8,986	436,720
Hawaiian Electric Industries	5,211	244,187
IDACORP	1,690	180,492
MGE Energy	1,792	141,245
NextEra Energy	2,768	670,299
OGE Energy	5,679	252,545
Otter Tail	2,726	139,817
†PG&E	4,692	51,002
Pinnacle West Capital	2,876	258,639
PNM Resources	4,149	210,396
Portland General Electric	3,574	199,393
PPL	12,294	441,109
Southern	6,267	399,208
Xcel Energy	4,298	272,880
		7,197,440
Electrical Equipment–0.90%
Acuity Brands	2,710	373,980
Allied Motion Technologies	758	36,763
AMETEK	7,178	715,934
†Atkore International Group	3,256	131,738
AZZ	2,373	109,039
Eaton	7,651	724,703
Emerson Electric	12,861	980,780
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
Encore Wire	2,296	$ 131,790
EnerSys	2,817	210,796
†Generac Holdings	4,872	490,075
GrafTech International	10,007	116,281
Hubbell	3,699	546,786
LSI Industries	457	2,765
nVent Electric	7,760	198,501
Powell Industries	1,009	49,431
Preformed Line Products	449	27,097
Regal Beloit	3,411	292,016
Rockwell Automation	3,377	684,417
†Sensata Technologies Holding	11,913	641,753
†Sunrun	9,740	134,509
†Thermon Group Holdings	3,338	89,458
†TPI Composites	2,494	46,164
†Vicor	1,194	55,784
		6,790,560
Electronic Equipment, Instruments & Components–1.68%
Amphenol Class A	6,365	688,884
†Anixter International	2,817	259,446
†Arlo Technologies	5,053	21,273
†Arrow Electronics	4,841	410,226
Avnet	6,028	255,828
AVX	11,213	229,530
Badger Meter	2,342	152,066
Bel Fuse Class B	886	18,163
Belden	3,941	216,755
Benchmark Electronics	3,326	114,281
CDW	4,006	572,217
Cognex	3,912	219,228
†Coherent	1,139	189,473
Corning	24,131	702,453
CTS	2,254	67,643
Daktronics	2,615	15,925
Dolby Laboratories Class A	2,941	202,341
†ePlus	1,064	89,685
†Fabrinet	2,893	187,582
†FARO Technologies	1,500	75,525
†Fitbit Class A	21,605	141,945
†Flex	20,706	261,310
FLIR Systems	6,615	344,443
†II-VI	6,134	206,532
†Insight Enterprises	3,069	215,720
†IPG Photonics	1,864	270,131
†Itron	3,186	267,465
Jabil	14,145	584,613
KEMET	6,717	181,695
†Keysight Technologies	5,233	537,063
†Kimball Electronics	2,876	50,474
†Knowles	8,883	187,875
Littelfuse	1,254	239,890
Methode Electronics	3,230	127,101

LVIP Dimensional U.S. Core Equity 2 Fund–13

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
MTS Systems	2,104	$ 101,055
National Instruments	5,162	218,559
†Novanta	2,049	181,214
†OSI Systems	1,634	164,609
PC Connection	2,418	120,078
†Plexus	2,580	198,505
†Rogers	1,055	131,590
†Sanmina	6,838	234,133
†ScanSource	2,416	89,271
SYNNEX	3,349	431,351
TE Connectivity	8,084	774,771
†Tech Data	2,619	376,088
†Trimble	5,743	239,426
†TTM Technologies	9,483	142,719
Vishay Intertechnology	8,859	188,608
†Vishay Precision Group	600	20,400
†Zebra Technologies Class A	2,662	679,981
		12,597,139
Energy Equipment & Services–0.74%
†Apergy	5,096	172,143
Archrock	12,683	127,337
Baker Hughes	14,784	378,914
†Basic Energy Services	2,784	738
Cactus Class A	2,654	91,085
Core Laboratories	2,200	82,874
†Diamond Offshore Drilling	13,993	100,610
DMC Global	1,628	73,162
†Dril-Quip	2,977	139,651
†Era Group	1,340	13,628
†Exterran	3,133	24,531
†Forum Energy Technologies	7,605	12,776
†Frank's International	21,445	110,871
†Geospace Technologies	1,182	19,822
Halliburton	22,615	553,389
†Helix Energy Solutions Group	17,552	169,026
Helmerich & Payne	5,797	263,358
†Independence Contract Drilling	1,955	1,949
†ION Geophysical	673	5,842
†KLX Energy Services Holdings	2,464	15,868
Liberty Oilfield Services Class A	5,858	65,141
Mammoth Energy Services	2,622	5,768
†Matrix Service	2,351	53,791
†McDermott International	12,868	8,706
Nabors Industries	28,804	82,956
National Oilwell Varco	18,750	469,688
†Natural Gas Services Group	679	8,325
†NCS Multistage Holdings	724	1,520
†Newpark Resources	12,475	78,218
†NexTier Oilfield Solutions	22,622	151,567
†Nine Energy Service	1,065	8,328
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Noble	19,130	$ 23,339
†Oceaneering International	8,932	133,176
†Oil States International	5,610	91,499
†Pacific Drilling	300	1,224
Patterson-UTI Energy	14,628	153,594
†ProPetro Holding	8,008	90,090
RPC	7,313	38,320
Schlumberger	18,234	733,007
†SEACOR Holdings	2,396	103,387
†SEACOR Marine Holdings	1,843	25,415
†Select Energy Services Class A	9,056	84,040
Solaris Oilfield Infrastructure Class A	2,100	29,400
TechnipFMC	17,349	371,963
†TETRA Technologies	6,409	12,562
†Tidewater	3,355	64,684
†Transocean	21,123	145,326
U.S. Silica Holdings	8,053	49,526
Valaris	15,933	104,520
		5,546,654
Entertainment–0.91%
Activision Blizzard	7,877	468,051
AMC Entertainment Holdings Class A	6,725	48,689
Cinemark Holdings	8,197	277,469
†Electronic Arts	4,622	496,911
†Glu Mobile	4,125	24,956
†IMAX	5,889	120,312
†Lions Gate Entertainment Class A	6,284	66,987
†Lions Gate Entertainment Class B	6,330	62,857
†Live Nation Entertainment	5,276	377,076
†Madison Square Garden Class A	1,022	300,662
Marcus	2,001	63,572
†Netflix	1,680	543,598
†Reading International Class A	1,404	15,711
†Roku	728	97,479
†Take-Two Interactive Software	2,397	293,465
Walt Disney	22,008	3,183,017
World Wrestling Entertainment Class A	1,759	114,106
†Zynga Class A	41,823	255,957
		6,810,875
Food & Staples Retailing–1.42%
Andersons	2,422	61,228
†BJ's Wholesale Club Holdings	6,980	158,725
Casey's General Stores	2,858	454,393

LVIP Dimensional U.S. Core Equity 2 Fund–14

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
†Chefs' Warehouse	2,797	$ 106,594
Costco Wholesale	8,104	2,381,928
Ingles Markets Class A	1,907	90,602
Kroger	42,500	1,232,075
Natural Grocers by Vitamin Cottage	2,445	24,132
†Performance Food Group	8,173	420,746
PriceSmart	2,449	173,928
†Rite Aid	1,528	23,638
SpartanNash	3,365	47,918
†Sprouts Farmers Market	9,046	175,040
Sysco	8,552	731,538
†U.S. Foods Holding	10,600	444,034
†United Natural Foods	3,773	33,052
Village Super Market Class A	880	20,416
Walgreens Boots Alliance	20,593	1,214,163
Walmart	23,462	2,788,224
Weis Markets	2,988	120,984
		10,703,358
Food Products–1.67%
Alico	310	11,107
Archer-Daniels-Midland	16,832	780,163
B&G Foods	4,796	85,992
Bunge	7,479	430,416
Calavo Growers	1,639	148,477
Cal-Maine Foods	4,014	171,599
Campbell Soup	10,618	524,742
Conagra Brands	17,381	595,125
†Darling Ingredients	12,541	352,151
†Dean Foods	6,682	401
†Farmer Brothers	1,079	16,250
Flowers Foods	11,779	256,075
Fresh Del Monte Produce	4,507	157,655
General Mills	10,543	564,683
†Hain Celestial Group	5,406	140,313
Hershey	3,880	570,282
Hormel Foods	10,944	493,684
†Hostess Brands	11,047	160,623
Ingredion	4,964	461,404
J&J Snack Foods	1,165	214,675
JM Smucker	3,964	412,771
John B Sanfilippo & Son	872	79,596
Kellogg	11,740	811,938
Kraft Heinz	9,121	293,058
Lamb Weston Holdings	3,051	262,478
Lancaster Colony	1,375	220,138
†Landec	2,083	23,559
†Lifeway Foods	699	1,391
Limoneira	992	19,076
McCormick & Co Non-Voting Shares	4,200	712,866
Mondelez International Class A	13,538	745,673
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
†Pilgrim's Pride	12,586	$ 411,751
†Post Holdings	5,163	563,283
Sanderson Farms	1,711	301,512
Seaboard	55	233,780
†Seneca Foods Class A	364	14,848
†Simply Good Foods	6,162	175,863
Tootsie Roll Industries	1,505	51,381
†TreeHouse Foods	4,349	210,927
Tyson Foods Class A	9,216	839,025
		12,520,731
Gas Utilities–0.23%
Atmos Energy	2,140	239,380
Chesapeake Utilities	1,108	106,179
National Fuel Gas	2,570	119,608
New Jersey Resources	4,338	193,345
Northwest Natural Holding	1,838	135,516
ONE Gas	2,252	210,719
South Jersey Industries	4,505	148,575
Southwest Gas Holdings	1,839	139,709
Spire	2,561	213,357
UGI	4,224	190,756
		1,697,144
Health Care Equipment & Supplies–2.16%
Abbott Laboratories	15,798	1,372,214
†ABIOMED	940	160,355
†Accuray	4,267	12,033
†Align Technology	1,584	441,999
†AngioDynamics	3,064	49,055
†AtriCure	393	12,776
Atrion	84	63,126
†Avanos Medical	3,726	125,566
†AxoGen	1,694	30,306
Baxter International	6,106	510,584
Becton Dickinson & Co.	2,652	721,264
†Boston Scientific	8,913	403,046
Cantel Medical	2,139	151,655
CONMED	2,222	248,486
Cooper	1,351	434,063
†CryoLife	2,557	69,269
†Cutera	403	14,431
Danaher	6,063	930,549
DENTSPLY SIRONA	6,983	395,168
†DexCom	500	109,370
†Edwards Lifesciences	1,760	410,590
†Envista Holdings	2,641	78,265
†Globus Medical Class A	3,851	226,747
†Haemonetics	2,807	322,524
†Heska	416	39,911
Hill-Rom Holdings	3,704	420,515
†Hologic	13,363	697,682
†ICU Medical	621	116,202
†IDEXX Laboratories	2,284	596,421

LVIP Dimensional U.S. Core Equity 2 Fund–15

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Inogen	962	$ 65,733
†Insulet	584	99,981
†Integer Holdings	2,023	162,710
†Integra LifeSciences Holdings	4,404	256,665
†Intuitive Surgical	690	407,893
Invacare	2,243	20,232
†Lantheus Holdings	3,024	62,022
LeMaitre Vascular	1,009	36,274
†LivaNova	1,899	143,242
†Masimo	1,480	233,929
Medtronic	13,278	1,506,389
Meridian Bioscience	2,980	29,115
†Merit Medical Systems	3,063	95,627
Mesa Laboratories	195	48,633
†Natus Medical	2,866	94,549
†Neogen	1,290	84,185
†Novocure	459	38,680
†NuVasive	1,921	148,570
†Nuvectra	338	32
†OraSure Technologies	3,929	31,550
†Orthofix Medical	1,631	75,320
†Oxford Immunotec Global	1,586	26,328
†Penumbra	250	41,067
†Quidel	1,784	133,854
ResMed	2,939	455,457
†RTI Surgical	5,064	13,875
†SeaSpine Holdings	660	7,927
†Sientra	3,943	35,250
STERIS	2,005	305,602
Stryker	2,410	505,955
†Surmodics	576	23,864
Teleflex	1,116	420,107
Utah Medical Products	304	32,802
†Varex Imaging	2,809	83,736
†Varian Medical Systems	1,862	264,423
West Pharmaceutical Services	2,048	307,876
†Wright Medical Group	3,860	117,653
Zimmer Biomet Holdings	4,165	623,417
		16,204,696
Health Care Providers & Services–2.82%
†Acadia Healthcare	6,534	217,059
†Addus HomeCare	1,037	100,817
†Amedisys	1,895	316,313
†American Renal Associates Holdings	1,885	19,547
AmerisourceBergen	7,871	669,192
†AMN Healthcare Services	4,312	268,681
Anthem	4,512	1,362,759
†Apollo Medical Holdings	699	12,869
†BioTelemetry	1,654	76,580
†Brookdale Senior Living	18,477	134,328
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Capital Senior Living	1,634	$ 5,049
Cardinal Health	9,304	470,596
†Centene	8,936	561,806
Chemed	949	416,858
†Cigna	9,457	1,933,862
†Community Health Systems	5,888	17,075
†CorVel	1,434	125,274
†Covetrus	2,511	33,145
†Cross Country Healthcare	2,183	25,366
CVS Health	24,029	1,785,114
†DaVita	6,324	474,490
†Diplomat Pharmacy	8,370	33,480
Encompass Health	8,500	588,795
Ensign Group	4,466	202,622
†Enzo Biochem	4,475	11,769
†Five Star Senior Living	46	171
†Guardant Health	654	51,104
†Hanger	1,874	51,741
HCA Healthcare	1,747	258,224
†HealthEquity	1,296	95,995
†Henry Schein	5,092	339,738
Humana	2,098	768,959
†Laboratory Corp of America Holdings	3,195	540,498
†LHC Group	1,435	197,686
†Magellan Health	2,574	201,416
McKesson	6,312	873,076
†MEDNAX	6,230	173,132
†Molina Healthcare	3,980	540,046
National HealthCare	1,341	115,903
National Research Class A	1,656	109,197
†Option Care Health	3,413	12,731
Owens & Minor	4,089	21,140
Patterson	8,147	166,851
†Pennant Group	2,233	73,845
†PetIQ	1,642	41,132
†Premier Class A	5,444	206,219
†Providence Service	1,393	82,438
Quest Diagnostics	4,224	451,081
†R1 RCM	3,025	39,265
†RadNet	3,391	68,837
†Select Medical Holdings	11,079	258,584
†Surgery Partners	2,617	40,969
†Tenet Healthcare	7,697	292,717
†Tivity Health	4,989	101,501
†Triple-S Management Class B	2,892	53,473
U.S. Physical Therapy	663	75,814
UnitedHealth Group	13,469	3,959,617
Universal Health Services Class B	3,346	480,017
†WellCare Health Plans	1,638	540,884
		21,147,447

LVIP Dimensional U.S. Core Equity 2 Fund–16

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology–0.26%
†Allscripts Healthcare Solutions	17,867	$ 175,365
†Castlight Health Class B	4,422	5,881
Cerner	11,189	821,161
Computer Programs & Systems	313	8,263
†Evolent Health Class A	8,471	76,662
†HealthStream	2,713	73,794
†HMS Holdings	3,921	116,062
†Inovalon Holdings Class A	2,237	42,100
†Inspire Medical Systems	1,424	105,675
†NextGen Healthcare	5,227	83,998
†Omnicell	1,955	159,762
†Teladoc Health	1,764	147,682
†Veeva Systems Class A	886	124,625
		1,941,030
Hotels, Restaurants & Leisure–2.15%
Aramark	12,177	528,482
BBX Capital	5,112	24,384
†Biglari Holdings Class A	5	3,000
†Biglari Holdings Class B	131	14,989
BJ's Restaurants	2,258	85,714
Bloomin' Brands	6,385	140,917
Boyd Gaming	3,072	91,976
Brinker International	2,294	96,348
†Caesars Entertainment	14,556	197,962
Carnival	13,497	686,053
†Carrols Restaurant Group	3,714	26,184
Cheesecake Factory	4,371	169,857
†Chipotle Mexican Grill	686	574,257
Choice Hotels International	2,305	238,406
Churchill Downs	1,556	213,483
†Chuy's Holdings	1,208	31,311
Cracker Barrel Old Country Store	1,986	305,328
Darden Restaurants	4,985	543,415
Dave & Buster's Entertainment	3,378	135,694
†Del Taco Restaurants	2,099	16,593
†Denny's	3,309	65,783
Dine Brands Global	1,438	120,102
Domino's Pizza	1,012	297,305
†Drive Shack	2,401	8,788
Dunkin' Brands Group	3,151	238,027
†El Pollo Loco Holdings	3,403	51,521
†Eldorado Resorts	3,038	181,186
Extended Stay America	8,699	129,267
†Fiesta Restaurant Group	1,638	16,200
†Habit Restaurants Class A	628	6,550
†Hilton Grand Vacations	7,362	253,179
Hilton Worldwide Holdings	6,568	728,457
Hyatt Hotels Class A	1,871	167,847
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
International Game Technology	8,417	$ 126,003
Jack in the Box	1,505	117,435
Las Vegas Sands	8,336	575,517
†Lindblad Expeditions Holdings	3,242	53,007
Marriott International Class A	4,886	739,887
Marriott Vacations Worldwide	3,030	390,143
McDonald's	4,575	904,066
MGM Resorts International	14,466	481,284
Nathan's Famous	298	21,122
†Norwegian Cruise Line Holdings	9,314	544,031
Papa John's International	1,423	89,862
†Penn National Gaming	4,655	118,982
†Planet Fitness Class A	4,259	318,062
†Playa Hotels & Resorts	8,515	71,526
†PlayAGS	1,440	17,467
†Potbelly	1,460	6,161
†Red Lion Hotels	900	3,357
†Red Robin Gourmet Burgers	1,284	42,398
Red Rock Resorts Class A	5,032	120,516
Royal Caribbean Cruises	5,426	724,425
Ruth's Hospitality Group	3,701	80,552
†Scientific Games Class A	4,657	124,714
†SeaWorld Entertainment	6,745	213,884
†Shake Shack Class A	1,683	100,256
Six Flags Entertainment	3,105	140,067
Starbucks	11,180	982,946
Texas Roadhouse	5,242	295,229
Vail Resorts	1,126	270,049
Wendy's	13,624	302,589
Wingstop	1,345	115,979
Wyndham Destinations	3,985	205,985
Wyndham Hotels & Resorts	5,462	343,068
Wynn Resorts	4,658	646,856
Yum Brands	4,498	453,084
		16,129,074
Household Durables–1.03%
Bassett Furniture Industries	722	12,043
†Beazer Homes USA	5,198	73,448
†Cavco Industries	841	164,315
†Century Communities	4,298	117,550
CSS Industries	543	2,395
DR Horton	12,855	678,101
Ethan Allen Interiors	3,964	75,554
Flexsteel Industries	419	8,347
Garmin	5,124	499,897
†GoPro Class A	2,100	9,114
†Green Brick Partners	3,200	36,736
Hamilton Beach Brands Holding Class A	652	12,453

LVIP Dimensional U.S. Core Equity 2 Fund–17

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†Helen of Troy	1,664	$ 299,171
Hooker Furniture	831	21,348
†Installed Building Products	1,990	137,051
†iRobot	2,378	120,398
KB Home	5,148	176,422
La-Z-Boy	4,782	150,537
Leggett & Platt	7,210	366,484
Lennar Class A	9,688	540,494
Lennar Class B	563	25,166
†LGI Homes	2,016	142,430
†Libbey	1,451	2,104
Lifetime Brands	785	5,456
†M/I Homes	1,091	42,931
MDC Holdings	6,267	239,149
†Meritage Homes	2,325	142,081
†Mohawk Industries	3,717	506,925
†New Home	448	2,088
Newell Brands	18,784	361,029
†NVR	36	137,103
PulteGroup	12,763	495,204
†Skyline Champion	4,969	157,517
†Sonos	4,299	67,150
†Taylor Morrison Home	8,011	175,121
†Tempur Sealy International	3,929	342,059
Toll Brothers	7,489	295,890
†TopBuild	2,631	271,204
†TRI Pointe Group	8,843	137,774
Tupperware Brands	2,421	20,772
†Turtle Beach	601	5,679
†Universal Electronics	1,209	63,182
Whirlpool	3,289	485,226
†William Lyon Homes Class A	3,430	68,531
†ZAGG	2,221	18,012
		7,711,641
Household Products–0.80%
†Central Garden & Pet	894	27,777
†Central Garden & Pet Class A	4,361	128,039
Church & Dwight	8,080	568,347
Clorox	3,633	557,811
Colgate-Palmolive	5,372	369,808
Energizer Holdings	1,498	75,230
Kimberly-Clark	2,874	395,319
Oil-Dri Corp. of America	282	10,222
Procter & Gamble	28,275	3,531,547
Spectrum Brands Holdings	3,230	207,657
WD-40	775	150,458
		6,022,215
Independent Power and Renewable Electricity Producers–0.26%
AES	17,784	353,901
†Atlantic Power	7,500	17,475
Atlantica Yield	7,530	198,717
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Independent Power and Renewable Electricity Producers (continued)
Clearway Energy Class A	2,006	$ 38,355
Clearway Energy Class C	3,534	70,503
NRG Energy	6,943	275,984
Ormat Technologies	2,822	210,295
Pattern Energy Group Class A	6,775	181,265
TerraForm Power Class A	10,576	162,765
Vistra Energy	19,129	439,776
		1,949,036
Industrial Conglomerates–0.80%
3M	12,455	2,197,311
Carlisle	3,373	545,886
General Electric	57,128	637,549
Honeywell International	12,733	2,253,741
Raven Industries	3,094	106,619
Roper Technologies	850	301,096
		6,042,202
Insurance–3.20%
Aflac	14,735	779,482
†Alleghany	532	425,371
Allstate	6,598	741,945
†Ambac Financial Group	2,234	48,187
American Equity Investment Life Holding	7,529	225,343
American Financial Group	3,402	373,029
American International Group	13,156	675,297
American National Insurance	1,541	181,345
AMERISAFE	1,468	96,932
Aon	4,146	863,570
†Arch Capital Group	11,382	488,174
Argo Group International Holdings	2,598	170,819
Arthur J. Gallagher & Co.	5,072	483,007
Assurant	3,264	427,845
Assured Guaranty	5,886	288,532
†Athene Holding Class A	8,668	407,656
Axis Capital Holdings	4,046	240,494
†Brighthouse Financial	5,987	234,870
Brown & Brown	9,921	391,681
Chubb	6,233	970,229
Cincinnati Financial	4,747	499,147
CNA Financial	800	35,848
CNO Financial Group	6,176	111,971
Crawford & Co. Class A	1,300	14,911
Crawford & Co. Class B	2,614	26,532
Donegal Group Class A	996	14,761
†eHealth	1,543	148,251
Employers Holdings	3,289	137,316
†Enstar Group	1,075	222,375
Erie Indemnity Class A	1,777	294,982

LVIP Dimensional U.S. Core Equity 2 Fund–18

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Everest Re Group	1,360	$ 376,502
FBL Financial Group Class A	1,968	115,974
FedNat Holding	630	10,477
Fidelity National Financial	7,732	350,646
First American Financial	6,407	373,656
†Genworth Financial Class A	22,919	100,844
Global Indemnity	1,056	31,289
Globe Life	3,421	360,060
†Greenlight Capital Re Class A	1,907	19,280
†Hallmark Financial Services	1,100	19,327
Hanover Insurance Group	2,039	278,670
Hartford Financial Services Group	16,135	980,524
HCI Group	887	40,492
Heritage Insurance Holdings	4,237	56,140
Horace Mann Educators	3,431	149,797
Independence Holding	654	27,520
Investors Title	124	19,741
James River Group Holdings	3,525	145,265
Kemper	3,591	278,303
Kinsale Capital Group	936	95,154
Loews	9,293	487,790
†Maiden Holdings	5,521	4,141
†Markel	500	571,585
Marsh & McLennan	5,722	637,488
Mercury General	4,124	200,963
MetLife	11,767	599,764
National General Holdings	7,115	157,242
National Western Life Group Class A	298	86,682
†NI Holdings	863	14,844
Old Republic International	16,763	374,988
Primerica	3,375	440,640
Principal Financial Group	10,514	578,270
ProAssurance	5,089	183,916
Progressive	10,928	791,078
Protective Insurance Class B	771	12,405
Prudential Financial	6,044	566,565
Reinsurance Group of America	2,470	402,758
RenaissanceRe Holdings	2,040	399,881
RLI	2,059	185,351
Safety Insurance Group	1,159	107,242
Selective Insurance Group	3,458	225,427
State Auto Financial	4,199	130,253
Stewart Information Services	1,688	68,854
†Third Point Reinsurance	9,845	103,569
Tiptree Financial Class A	1,600	13,024
Travelers	6,800	931,260
United Fire Group	2,734	119,558
United Insurance Holdings	4,881	61,549
Universal Insurance Holdings	3,924	109,833
Unum Group	9,940	289,850
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
White Mountains Insurance Group	255	$ 284,455
Willis Towers Watson	3,133	632,678
WR Berkley	5,500	380,050
		24,003,516
Interactive Media & Services–2.03%
†Alphabet Class A	2,706	3,624,389
†Alphabet Class C	2,823	3,774,407
†ANGI Homeservices Class A	1,639	13,882
†Care.com	2,011	30,225
†Cargurus	1,340	47,141
†Cars.com	6,651	81,275
†DHI Group	3,155	9,497
†Facebook Class A	28,974	5,946,914
†InterActiveCorp	1,003	249,857
†Liberty TripAdvisor Holdings Class A	5,610	41,234
†Match Group	1,908	156,666
†Meet Group	4,249	21,288
†QuinStreet	3,300	50,523
†Snap Class A	11,775	192,286
TripAdvisor	4,445	135,039
†TrueCar	6,947	32,998
†Twitter	10,844	347,550
†Yelp	3,429	119,432
†Zedge Class B	591	910
†Zillow Group Class A	1,831	83,750
†Zillow Group Class C	5,458	250,741
		15,210,004
Internet & Direct Marketing Retail–2.54%
†1-800-Flowers.com Class A	4,321	62,654
†Amazon.com	8,089	14,947,178
†Booking Holdings	703	1,443,772
†Duluth Holdings Class B	753	7,929
eBay	23,054	832,480
†Etsy	2,606	115,446
Expedia Group	6,604	714,157
†Groupon	52,099	124,517
†GrubHub	2,780	135,219
†Lands' End	2,935	49,308
†Liquidity Services	1,758	10,478
PetMed Express	1,442	33,916
†Quotient Technology	9,821	96,835
†Qurate Retail	19,960	168,263
†Rubicon Project	543	4,431
†Shutterstock	2,288	98,109
†Stamps.com	1,410	117,763
†Wayfair Class A	1,590	143,688
		19,106,143
IT Services–4.22%
Accenture Class A	11,296	2,378,599

LVIP Dimensional U.S. Core Equity 2 Fund–19

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Akamai Technologies	5,391	$ 465,675
Alliance Data Systems	2,682	300,920
Amdocs	5,140	371,057
Automatic Data Processing	7,420	1,265,110
†Black Knight	4,761	306,989
Booz Allen Hamilton Holding	6,927	492,717
Broadridge Financial Solutions	3,987	492,554
†CACI International Class A	1,159	289,738
†Cardtronics Class A	4,756	212,355
Cass Information Systems	1,074	62,013
Cognizant Technology Solutions Class A	9,382	581,872
†Conduent	11,528	71,474
†CoreLogic	6,096	266,456
CSG Systems International	2,863	148,246
DXC Technology	10,898	409,656
†Endurance International Group Holdings	9,665	45,425
†EPAM Systems	1,122	238,043
†Euronet Worldwide	2,921	460,233
EVERTEC	6,669	227,013
†Evo Payments Class A	788	20,811
†ExlService Holdings	2,649	184,000
Fidelity National Information Services	9,173	1,275,873
†Fiserv	7,056	815,885
†FleetCor Technologies	2,820	811,370
†Gartner	1,833	282,465
Genpact	11,702	493,473
Global Payments	5,141	938,541
†GoDaddy Class A	3,455	234,664
†GTT Communications	3,367	38,215
Hackett Group	2,748	44,353
†Internap	676	744
International Business Machines	19,297	2,586,570
Jack Henry & Associates	2,216	322,805
KBR	12,654	385,947
Leidos Holdings	4,371	427,877
†Limelight Networks	3,333	13,599
†LiveRamp Holdings	4,679	224,920
ManTech International Class A	2,055	164,153
Mastercard Class A	15,998	4,776,843
MAXIMUS	4,397	327,093
†MongoDB	338	44,484
NIC	3,826	85,511
†Okta	562	64,838
Paychex	6,846	582,321
†PayPal Holdings	6,537	707,107
†Perficient	2,585	119,091
Perspecta	11,521	304,615
†PFSweb	867	3,312
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†PRGX Global	1,040	$ 5,117
Sabre	15,264	342,524
Science Applications International	4,049	352,344
†Square Class A	731	45,731
†StarTek	1,400	11,172
†Sykes Enterprises	3,944	145,889
TTEC Holdings	3,257	129,042
†Twilio Class A	2,289	224,963
†Unisys	1,659	19,676
†VeriSign	2,057	396,343
†Virtusa	1,810	82,047
Visa Class A	20,688	3,887,275
Western Union	14,480	387,774
†WEX	1,521	318,589
		31,716,111
Leisure Products–0.25%
Acushnet Holdings	5,195	168,838
†American Outdoor Brands	7,215	66,955
Brunswick	5,296	317,654
Callaway Golf	6,732	142,718
Clarus	1,200	16,272
Hasbro	3,973	419,589
Johnson Outdoors Class A	1,230	94,341
†Malibu Boats Class A	1,584	64,865
Marine Products	2,133	30,715
†Mastercraft Boat Holgings	1,439	22,664
†Mattel	7,163	97,059
†Nautilus	3,253	5,693
Polaris Industries	3,553	361,340
†Vista Outdoor	8,211	61,418
		1,870,121
Life Sciences Tools & Services–0.87%
Agilent Technologies	7,971	680,006
†Bio-Rad Laboratories Class A	747	276,412
Bio-Techne	1,047	229,827
Bruker	8,583	437,476
†Charles River Laboratories International	3,473	530,536
†Illumina	825	273,686
†IQVIA Holdings	2,873	443,907
Luminex	3,980	92,177
†Medpace Holdings	2,523	212,083
†Mettler-Toledo International	705	559,262
†NeoGenomics	2,833	82,865
PerkinElmer	2,397	232,749
†PRA Health Sciences	2,803	311,553
†Repligen	2,212	204,610
†Syneos Health	5,635	335,142
Thermo Fisher Scientific	3,670	1,192,273
†Waters	1,785	417,065
		6,511,629

LVIP Dimensional U.S. Core Equity 2 Fund–20

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery–3.47%
Actuant Class A	5,276	$ 137,334
AGCO	4,680	361,530
Alamo Group	871	109,354
Albany International Class A	2,141	162,545
Allison Transmission Holdings	7,945	383,902
Altra Industrial Motion	3,057	110,694
Astec Industries	2,898	121,716
Barnes Group	3,140	194,554
†Blue Bird	812	18,611
Briggs & Stratton	4,397	29,284
Caterpillar	13,483	1,991,169
†Chart Industries	2,381	160,694
†CIRCOR International	1,941	89,752
†Colfax	7,284	264,992
Columbus McKinnon	1,631	65,289
†Commercial Vehicle Group	4,182	26,556
Crane	4,090	353,294
Cummins	8,107	1,450,829
Deere & Co.	6,758	1,170,891
Donaldson	7,438	428,578
Douglas Dynamics	2,086	114,730
Dover	7,026	809,817
†Energy Recovery	2,984	29,213
EnPro Industries	2,155	144,126
ESCO Technologies	1,884	174,270
†Evoqua Water Technologies	1,915	36,289
Federal Signal	5,085	163,991
Flowserve	6,513	324,152
Fortive	7,118	543,744
Franklin Electric	2,894	165,884
†FreightCar America	1,097	2,271
†Gardner Denver Holdings	12,963	475,483
Gorman-Rupp	2,146	80,475
Graco	8,921	463,892
Graham	501	10,962
Greenbrier	2,807	91,031
Helios Technologies	3,251	150,294
Hillenbrand	7,268	242,097
Hurco	300	11,508
Hyster-Yale Materials Handling	834	49,173
IDEX	2,900	498,800
Illinois Tool Works	5,796	1,041,135
Ingersoll-Rand	5,448	724,148
ITT	6,595	487,436
John Bean Technologies	1,844	207,745
Kadant	1,291	135,994
Kennametal	6,189	228,312
†LB Foster Class A	762	14,768
Lincoln Electric Holdings	3,689	356,837
Lindsay	939	90,135
†Lydall	1,558	31,970
†Manitowoc	4,595	80,413
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
†Meritor	5,751	$ 150,619
†Middleby	3,292	360,540
Miller Industries	637	23,652
Mueller Industries	5,954	189,040
Mueller Water Products Class A	12,388	148,408
†Navistar International	5,881	170,196
NN	5,648	52,244
Nordson	2,881	469,142
Omega Flex	460	49,353
Oshkosh	5,048	477,793
PACCAR	16,952	1,340,903
Parker-Hannifin	4,839	995,963
Park-Ohio Holdings	1,241	41,760
Pentair	10,386	476,406
†Proto Labs	1,067	108,354
†RBC Bearings	901	142,664
REV Group	6,172	75,484
†Rexnord	6,889	224,719
Snap-on	2,213	374,882
Spartan Motors	2,371	42,868
†SPX	3,696	188,052
†SPX FLOW	3,749	183,214
Standex International	1,093	86,730
Stanley Black & Decker	4,062	673,236
Tennant	1,973	153,736
Terex	4,483	133,504
Timken	4,369	246,018
Titan International	6,689	24,214
Toro	5,792	461,449
†TriMas	3,116	97,874
Trinity Industries	9,842	218,000
†Twin Disc	600	6,612
Wabash National	4,805	70,585
†WABCO Holdings	3,411	462,190
Wabtec	4,708	366,282
Watts Water Technologies Class A	1,597	159,317
†Welbilt	6,195	96,704
Woodward	3,381	400,446
Xylem	6,675	525,923
		26,081,739
Marine–0.08%
Costamare	9,757	92,984
†Eagle Bulk Shipping	3,776	17,370
Genco Shipping & Trading	2,086	22,153
Golden Ocean Group	4,204	24,425
†Kirby	2,999	268,501
Matson	4,287	174,910
Scorpio Bulkers	5,333	33,971
		634,314

LVIP Dimensional U.S. Core Equity 2 Fund–21

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media–2.23%
†Altice USA Class A	14,106	$ 385,658
†AMC Networks Class A	3,099	122,410
†Boston Omaha Class A	1,027	21,608
Cable One	331	492,684
†Central European Media Enterprises Class A	4,800	21,744
†Charter Communications Class A	4,049	1,964,089
Comcast Class A	113,085	5,085,432
†comScore	4,616	22,803
†Cumulus Media Class A	600	10,542
†Discovery Class A	5,913	193,592
†Discovery Class C	12,408	378,320
†DISH Network Class A	12,484	442,807
Emerald Expositions Events	6,001	63,311
Entercom Communications Class A	12,190	56,562
Entravision Communications Class A	4,034	10,569
EW Scripps Class A	5,690	89,390
†Fluent	1,021	2,552
Fox Class A	11,174	414,220
†Fox Class B	7,389	268,960
Gannett	11,594	73,970
†Gray Television	5,362	114,961
†Hemisphere Media Group	308	4,574
Interpublic Group	19,601	452,783
John Wiley & Sons Class A	3,420	165,938
†Liberty Broadband Class A	907	112,976
†Liberty Broadband Class C	4,517	568,013
†Liberty Latin America Class A	2,617	50,508
†Liberty Latin America Class C	9,575	186,329
†Liberty Media-Liberty Braves Class A	161	4,774
†Liberty Media-Liberty Braves Class C	1,514	44,724
†Liberty Media-Liberty Formula One Class A	1,504	65,845
†Liberty Media-Liberty Formula One Class C	6,375	293,027
†Liberty Media-Liberty SiriusXM Class A	3,100	149,854
†Liberty Media-Liberty SiriusXM Class C	6,835	329,037
†Loral Space & Communications	853	27,569
Meredith	2,966	96,306
†MSG Networks Class A	4,884	84,982
National CineMedia	6,168	44,965
New York Times Class A	6,656	214,124
News Class A	19,046	269,310
News Class B	9,462	137,294
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
Nexstar Media Group Class A	3,557	$ 417,058
Omnicom Group	8,049	652,130
Saga Communications Class A	635	19,304
Scholastic	3,218	123,732
Sinclair Broadcast Group Class A	6,006	200,240
Sirius XM Holdings	40,536	289,832
†TechTarget	2,724	71,096
TEGNA	17,113	285,616
Tribune Publishing	3,161	41,599
†Urban One	4,509	8,567
ViacomCBS Class A	400	17,948
ViacomCBS Class B	26,687	1,120,053
		16,786,291
Metals & Mining–0.83%
†AK Steel Holding	14,640	48,166
†Alcoa	11,273	242,482
†Allegheny Technologies	9,446	195,154
†Ampco-Pittsburgh	782	2,354
Carpenter Technology	3,755	186,924
†Century Aluminum	10,065	75,638
Cleveland-Cliffs	20,537	172,511
†Coeur Mining	22,330	180,426
Commercial Metals	11,541	257,018
Compass Minerals International	3,198	194,950
†Ferroglobe	9,406	8,842
Freeport-McMoRan	58,126	762,613
Gold Resource	3,674	20,354
Haynes International	2,063	73,814
Hecla Mining	47,753	161,883
Kaiser Aluminum	589	65,314
Materion	1,779	105,762
Newmont Goldcorp	14,800	643,060
Nexa Resources SA	4,710	38,339
Nucor	12,868	724,211
Olympic Steel	623	11,164
Reliance Steel & Aluminum	3,940	471,854
Royal Gold	2,859	349,513
†Ryerson Holding	2,843	33,633
Schnitzer Steel Industries Class A	3,611	78,287
Southern Copper	3,131	133,005
Steel Dynamics	13,428	457,089
SunCoke Energy	6,128	38,177
†TimkenSteel	6,202	48,748
United States Steel	12,149	138,620
†Universal Stainless & Alloy Products	352	5,245
Warrior Met Coal	5,010	105,861
Worthington Industries	4,428	186,773
		6,217,784

LVIP Dimensional U.S. Core Equity 2 Fund–22

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail–0.68%
Big Lots	4,696	$ 134,869
Dillard's Class A	1,631	119,846
Dollar General	4,484	699,414
†Dollar Tree	8,493	798,767
†JC Penney	20,415	22,865
Kohl's	9,455	481,732
Macy's	17,805	302,685
Nordstrom	8,818	360,921
†Ollie's Bargain Outlet Holdings	1,810	118,211
Target	15,928	2,042,129
†Tuesday Morning	170	314
		5,081,753
Multi-Utilities–0.58%
Ameren	4,745	364,416
Avista	2,686	129,170
Black Hills	3,083	242,139
CenterPoint Energy	8,353	227,786
CMS Energy	4,857	305,214
Consolidated Edison	5,602	506,813
Dominion Energy	4,857	402,257
DTE Energy	3,513	456,233
MDU Resources Group	10,452	310,529
NiSource	8,137	226,534
NorthWestern	2,419	173,370
Public Service Enterprise Group	4,510	266,315
Sempra Energy	1,491	225,857
Unitil	1,166	72,082
WEC Energy Group	5,136	473,693
		4,382,408
Oil, Gas & Consumable Fuels–4.21%
†Abraxas Petroleum	10,604	3,723
Amplify Energy	1,381	9,128
†Antero Resources	13,414	38,230
Apache	21,053	538,746
Arch Coal Class A	1,849	132,647
†Ardmore Shipping	2,791	25,259
Berry Petroleum	3,410	32,156
†Bonanza Creek Energy	1,860	43,412
Cabot Oil & Gas	16,926	294,682
†California Resources	3,546	32,020
†Callon Petroleum	37,161	179,488
†Centennial Resource Development Class A	17,052	78,780
†Cheniere Energy	4,933	301,258
†Chesapeake Energy	74,322	61,360
Chevron	37,009	4,459,955
Cimarex Energy	3,598	188,859
†Clean Energy Fuels	20,933	48,983
†CNX Resources	20,491	181,345
Concho Resources	6,615	579,276
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	33,804	$ 2,198,274
†CONSOL Energy	2,615	37,944
†Contango Oil & Gas	934	3,428
Continental Resources	7,040	241,472
CVR Energy	6,732	272,175
Delek US Holdings	6,818	228,608
†Denbury Resources	37,494	52,867
Devon Energy	16,719	434,192
DHT Holdings	15,813	130,932
Diamondback Energy	5,520	512,587
†Dorian LPG	6,070	93,964
Energy Transfer	6,329	81,201
†EnLink Midstream	17,018	104,320
EOG Resources	16,362	1,370,481
EQT	7,712	84,061
Equitrans Midstream	8,758	117,007
Evolution Petroleum	2,220	12,143
†Extraction Oil & Gas	7,998	16,956
Exxon Mobil	77,971	5,440,816
GasLog	6,595	64,565
Green Plains	4,617	71,240
†Gulfport Energy	14,171	43,080
Hallador Energy	143	425
Hess	9,912	662,221
†HighPoint Resources	10,171	17,189
HollyFrontier	10,776	546,451
†International Seaways	2,758	82,078
†Jagged Peak Energy	15,571	132,198
Kinder Morgan	41,771	884,292
Kosmos Energy	26,917	153,427
†Laredo Petroleum	18,593	53,362
Marathon Oil	39,984	542,983
Marathon Petroleum	14,494	873,263
†Matador Resources	8,938	160,616
†Montage Resources	889	7,059
Murphy Oil	13,142	352,206
NACCO Industries Class A	326	15,267
Noble Energy	17,276	429,136
†Northern Oil and Gas	30,630	71,674
†Oasis Petroleum	23,821	77,656
Occidental Petroleum	23,757	979,026
ONEOK	11,607	878,302
†Overseas Shipholding Group Class A	5,002	11,505
Panhandle Oil and Gas Class A	655	7,343
†Par Pacific Holdings	5,026	116,804
Parsley Energy Class A	12,318	232,933
PBF Energy Class A	9,957	312,351
†PDC Energy	4,677	122,397
Peabody Energy	9,294	84,761
†Penn Virginia	1,090	33,081
Phillips 66	5,290	589,359
Pioneer Natural Resources	5,051	764,570

LVIP Dimensional U.S. Core Equity 2 Fund–23

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
QEP Resources	18,573	$ 83,578
Range Resources	17,978	87,193
†Renewable Energy Group	2,053	55,328
†REX American Resources	540	44,258
†Ring Energy	3,629	9,581
†SandRidge Energy	3,035	12,868
Scorpio Tankers	5,026	197,723
SFL	10,126	147,232
†SilverBow Resources	419	4,148
SM Energy	11,376	127,866
†Southwestern Energy	45,835	110,921
†SRC Energy	19,700	81,164
†Talos Energy	4,058	122,349
Targa Resources	9,031	368,736
Teekay	3,211	17,082
†Teekay Tankers Class A	492	11,793
†Unit	6,900	4,800
Valero Energy	9,585	897,635
†W&T Offshore	6,926	38,509
†Whiting Petroleum	6,799	49,905
Williams	20,408	484,078
World Fuel Services	7,166	311,148
†WPX Energy	21,391	293,912
		31,597,362
Paper & Forest Products–0.16%
Boise Cascade	3,480	127,124
†Clearwater Paper	1,500	32,040
Domtar	5,617	214,794
Louisiana-Pacific	10,205	302,782
Mercer International	6,179	76,002
Neenah	1,497	105,434
PH Glatfelter	5,189	94,959
†Resolute Forest Products	6,285	26,397
Schweitzer-Mauduit International	3,473	145,831
†Verso Class A	4,362	78,647
		1,204,010
Personal Products–0.30%
Avon Products	24,134	136,116
Coty Class A	26,137	294,041
†Edgewell Personal Care	4,316	133,623
†elf Beauty	1,640	26,453
Estee Lauder Class A	3,820	788,983
†Herbalife Nutrition	4,218	201,072
Inter Parfums	2,061	149,855
Medifast	1,136	124,483
Natural Health Trends	462	2,486
†Nature's Sunshine Products	909	8,118
Nu Skin Enterprises Class A	4,084	167,362
†Revlon Class A	1,236	26,475
†USANA Health Sciences	2,058	161,656
		2,220,723
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals–3.71%
†Akorn	6,787	$ 10,180
Allergan	4,606	880,529
†Amphastar Pharmaceuticals	4,946	95,408
†ANI Pharmaceuticals	935	57,661
Bristol-Myers Squibb	38,010	2,439,862
†Catalent	10,585	595,935
†Collegium Pharmaceutical	1,508	31,035
†Corcept Therapeutics	8,596	104,012
†Cyclerion Therapeutics	2,923	7,951
†Cymabay Therapeutics	5,352	10,490
†Dermira	2,468	37,415
†Elanco Animal Health	6,080	179,056
Eli Lilly & Co.	13,964	1,835,289
†Endo International	14,512	68,061
†Horizon Therapeutics	9,194	332,823
†Innoviva	8,244	116,735
†Intra-Cellular Therapies	5,746	197,145
†Jazz Pharmaceuticals	3,279	489,489
Johnson & Johnson	58,825	8,580,803
†Lannett	1,820	16,052
†Mallinckrodt	8,784	30,656
Merck & Co.	48,470	4,408,346
†Mylan	19,376	389,458
†MyoKardia	500	36,442
†Otonomy	732	2,804
†Pacira BioSciences	1,047	47,429
Perrigo	6,594	340,646
Pfizer	114,965	4,504,329
Phibro Animal Health Class A	1,490	36,997
†Prestige Consumer Healthcare	4,408	178,524
†Reata Pharmaceuticals Class A	798	163,135
†Revance Therapeutics	1,391	22,576
†SIGA Technologies	4,189	19,982
†Supernus Pharmaceuticals	4,014	95,212
†Taro Pharmaceutical Industries	2,002	176,036
Zoetis	8,679	1,148,666
†Zogenix	3,717	193,767
		27,880,936
Professional Services–0.64%
†ASGN	3,282	232,924
Barrett Business Services	764	69,111
BG Staffing	458	10,026
†CBIZ	5,455	147,067
†CoStar Group	413	247,098
CRA International	465	25,329
Equifax	1,574	220,549
Exponent	3,032	209,238
†Forrester Research	1,302	54,293
†Franklin Covey	769	24,785

LVIP Dimensional U.S. Core Equity 2 Fund–24

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
†FTI Consulting	2,327	$ 257,506
†GP Strategies	1,061	14,037
Heidrick & Struggles International	1,738	56,485
†Huron Consulting Group	1,526	104,867
ICF International	1,623	148,699
†InnerWorkings	2,700	14,877
Insperity	2,629	226,199
Kelly Services Class A	3,730	84,223
Kforce	2,861	113,582
Korn/Ferry International	3,509	148,782
ManpowerGroup	4,303	417,821
†Mistras Group	2,371	33,834
Nielsen Holdings	10,464	212,419
Resources Connection	3,042	49,676
Robert Half International	6,515	411,422
TransUnion	3,540	303,059
†TriNet Group	4,695	265,784
†TrueBlue	4,936	118,760
Verisk Analytics Class A	3,887	580,485
†Volt Information Sciences	1,104	2,738
†Willdan Group	746	23,708
		4,829,383
Real Estate Management & Development–0.35%
†Altisource Portfolio Solutions S.A.	1,304	25,206
†CBRE Group Class A	11,781	722,057
Consolidated-Tomoka Land	480	28,954
†Cushman & Wakefield	1,703	34,809
†Five Point Holdings Class A	1,459	10,140
†Forestar Group	2,282	47,580
†FRP Holdings	1,191	59,324
†Howard Hughes	2,366	300,009
Jones Lang LaSalle	2,884	502,076
Kennedy-Wilson Holdings	8,123	181,143
†Marcus & Millichap	3,035	113,054
†Maui Land Pineapple	1,011	11,374
Newmark Group Class A	13,623	183,297
†Rafael Holdings Class B	887	15,824
RE/MAX Holdings Class A	2,511	96,648
Realogy Holdings	9,569	92,628
RMR Group Class A	1,499	68,414
†St Joe	5,193	102,977
†Tejon Ranch	3,049	48,723
		2,644,237
Road & Rail–1.23%
AMERCO	1,420	533,664
ArcBest	1,859	51,308
†Avis Budget Group	5,061	163,167
†Covenant Transportation Group Class A	1,476	19,077
CSX	15,833	1,145,676
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
†Daseke	9,269	$ 29,290
Heartland Express	7,771	163,580
†Hertz Global Holdings	14,157	222,973
JB Hunt Transport Services	4,830	564,048
Kansas City Southern	3,308	506,653
Knight-Swift Transportation Holdings	8,385	300,518
Landstar System	2,710	308,588
Marten Transport	5,486	117,894
Norfolk Southern	6,842	1,328,238
Old Dominion Freight Line	3,641	690,989
†PAM Transportation Services	682	39,358
Ryder System	4,401	239,018
†Saia	2,431	226,375
Schneider National Class B	5,218	113,857
Union Pacific	12,324	2,228,056
Universal Logistics Holdings	2,167	41,086
†USA Truck	643	4,790
Werner Enterprises	5,617	204,403
†YRC Worldwide	1,800	4,590
		9,247,196
Semiconductors & Semiconductor Equipment–4.58%
†Advanced Energy Industries	4,040	287,648
†Advanced Micro Devices	15,981	732,889
†Alpha & Omega Semiconductor	978	13,320
†Ambarella	2,230	135,049
†Amkor Technology	22,758	295,854
Analog Devices	6,366	756,535
Applied Materials	23,184	1,415,151
†Axcelis Technologies	2,910	70,117
†AXT	1,172	5,098
Broadcom	6,975	2,204,240
Brooks Automation	3,851	161,588
Cabot Microelectronics	1,936	279,404
†CEVA	1,974	53,219
†Cirrus Logic	4,655	383,619
Cohu	3,624	82,808
†Cree	5,249	242,241
Cypress Semiconductor	16,813	392,247
†Diodes	4,379	246,844
†DSP Group	1,135	17,865
†Enphase Energy	4,927	128,743
Entegris	10,565	529,201
†First Solar	5,492	307,332
†FormFactor	5,162	134,057
†Ichor Holdings	1,913	63,646
†Inphi	1,337	98,965
Intel	126,707	7,583,414
KLA	3,731	664,752
Kulicke & Soffa Industries	5,384	146,445
Lam Research	7,931	2,319,024
†Lattice Semiconductor	7,323	140,162

LVIP Dimensional U.S. Core Equity 2 Fund–25

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†MACOM Technology Solutions Holdings	5,260	$ 139,916
Marvell Technology Group	19,097	507,216
Maxim Integrated Products	7,320	450,253
†MaxLinear Class A	4,378	92,901
Microchip Technology	6,325	662,354
†Micron Technology	36,863	1,982,492
MKS Instruments	2,121	233,331
Monolithic Power Systems	1,087	193,508
†NeoPhotonics	1,612	14,218
NVE	375	26,775
NVIDIA	4,495	1,057,674
†ON Semiconductor	24,297	592,361
†Onto Innovation	4,422	161,580
†PDF Solutions	2,280	38,509
†Photronics	4,937	77,807
Power Integrations	1,575	155,783
†Qorvo	4,473	519,897
QUALCOMM	18,009	1,588,934
†Rambus	11,732	161,608
†Semtech	3,900	206,310
†Silicon Laboratories	1,141	132,333
Skyworks Solutions	8,222	993,875
†SMART Global Holdings	2,153	81,685
†SolarEdge Technologies	4,752	451,868
†Synaptics	2,867	188,563
Teradyne	11,174	761,955
Texas Instruments	15,204	1,950,521
†Ultra Clean Holdings	4,164	97,729
Universal Display	1,230	253,466
†Veeco Instruments	5,627	82,633
Xilinx	5,901	576,941
Xperi	4,578	84,693
		34,411,166
Software–4.60%
†2U	1,218	29,220
†ACI Worldwide	6,433	243,714
†Adobe Systems	2,544	839,037
†Agilysys	1,334	33,897
†Alarm.com Holdings	1,481	63,639
†Altair Engineering Class A	800	28,728
†Alteryx Class A	441	44,131
American Software Class A	1,038	15,445
†ANSYS	1,528	393,322
†Appfolio Class A	821	90,269
†Aspen Technology	3,090	373,674
†Atlassian Class A	398	47,895
†Autodesk	1,559	286,014
†Avalara	722	52,886
†Avaya Holdings	6,824	92,124
Blackbaud	2,818	224,313
†Blackline	620	31,967
†Bottomline Technologies	1,531	82,062
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Cadence Design Systems	6,007	$ 416,646
CDK Global	4,694	256,668
†Cerence	1,724	39,014
†ChannelAdvisor	2,000	18,080
†Cision	7,132	71,106
Citrix Systems	3,902	432,732
†CommVault Systems	1,056	47,140
†Cornerstone OnDemand	1,326	77,637
†Coupa Software	508	74,295
†Dell Technologies Class C	2,088	107,302
†DocuSign	1,040	77,074
†Dropbox Class A	3,119	55,861
Ebix	2,526	84,394
†eGain	796	6,304
†Envestnet	1,112	77,429
†Fair Isaac	1,212	454,112
†FireEye	2,911	48,119
†Fortinet	2,800	298,928
†Globant	1,493	158,333
†Guidewire Software	2,312	253,788
†HubSpot	354	56,109
Intuit	3,403	891,348
j2 Global	3,482	326,298
LogMeIn	2,577	220,952
†Manhattan Associates	5,027	400,903
Microsoft	118,456	18,680,511
†MicroStrategy Class A	568	81,014
†Mimecast	250	10,845
†New Relic	549	36,075
NortonLifeLock	13,372	341,253
†Nuance Communications	13,092	233,430
†Nutanix Class A	1,395	43,608
†OneSpan	4,082	69,884
Oracle	49,250	2,609,265
†Paycom Software	2,029	537,198
†Paylocity Holding	1,079	130,365
Pegasystems	836	66,587
Progress Software	3,296	136,949
†Proofpoint	837	96,071
†PTC	1,498	112,185
QAD Class A	624	31,780
†Qualys	2,365	197,170
†RealPage	2,863	153,886
†RingCentral Class A	415	69,998
†Rosetta Stone	700	12,698
†SailPoint Technologies Holding	2,634	62,162
†salesforce.com	3,765	612,340
Sapiens International	3,371	77,533
†ServiceNow	339	95,706
†Splunk	369	55,265
†SPS Commerce	816	45,223
SS&C Technologies Holdings	6,362	390,627
†Synchronoss Technologies	2,306	10,954

LVIP Dimensional U.S. Core Equity 2 Fund–26

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Synopsys	2,912	$ 405,350
†Telenav	2,040	9,914
†Teradata	7,049	188,702
TiVo	6,495	55,078
†Trade Desk Class A	944	245,232
†Tyler Technologies	738	221,415
†Verint Systems	3,097	171,450
†VMware Class A	809	122,798
†Workday Class A	315	51,802
†Zendesk	905	69,350
†Zix	3,660	24,815
†Zscaler	863	40,130
		34,529,527
Specialty Retail–2.57%
Aaron's	4,619	263,791
Abercrombie & Fitch Class A	6,902	119,336
Advance Auto Parts	2,440	390,790
American Eagle Outfitters	13,926	204,712
†America's Car-Mart	623	68,318
†Asbury Automotive Group	2,353	263,042
†Ascena Retail Group	1,365	10,465
†At Home Group	5,315	29,233
†AutoNation	7,273	353,686
†AutoZone	317	377,645
†Barnes & Noble Education	4,091	17,469
Bed Bath & Beyond	11,792	204,002
Best Buy	14,375	1,262,125
Big 5 Sporting Goods	952	2,856
†Boot Barn Holdings	4,260	189,698
Buckle	2,085	56,378
†Build-A-Bear Workshop	1,134	3,674
†Burlington Stores	2,000	456,060
Caleres	4,328	102,790
†CarMax	6,846	600,189
Cato Class A	2,294	39,916
Chico's FAS	9,593	36,549
Children's Place	1,567	97,969
Citi Trends	1,474	34,079
†Conn's	3,161	39,165
†Container Store Group	7,273	30,692
Designer Brands Class A	6,563	103,302
†Destination XL Group	2,180	2,790
Dick's Sporting Goods	5,576	275,956
†Express	5,117	24,920
†Five Below	3,162	404,293
†Floor & Decor Holdings Class A	5,613	285,197
Foot Locker	8,253	321,784
†Francesca's Holdings	306	3,176
GameStop Class A	6,910	42,013
Gap	19,318	341,542
†Genesco	1,809	86,687
Group 1 Automotive	1,624	162,400
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Guess	7,264	$ 162,568
Haverty Furniture	1,170	23,587
†Hibbett Sports	1,445	40,518
Home Depot	9,515	2,077,886
†Hudson Class A	2,079	31,892
J. Jill	2,600	2,938
†Kirkland's	1,522	1,887
L Brands	8,959	162,337
Lithia Motors Class A	2,266	333,102
Lowe's	13,932	1,668,496
†Lumber Liquidators Holdings	3,511	34,302
†MarineMax	2,791	46,582
†Michaels	7,874	63,701
Monro	2,428	189,870
†Murphy USA	3,161	369,837
†National Vision Holdings	3,754	121,742
Office Depot	46,575	127,616
†O'Reilly Automotive	1,822	798,510
†Party City Holdco	11,185	26,173
Penske Automotive Group	5,799	291,226
†Pier 1 Imports	295	1,888
Rent-A-Center	3,348	96,556
†RH	1,494	318,969
Ross Stores	6,772	788,396
†RTW Retailwinds	5,122	4,103
†Sally Beauty Holdings	7,550	137,788
Shoe Carnival	1,009	37,616
Signet Jewelers	4,587	99,721
†Sleep Number	2,804	138,069
Sonic Automotive Class A	4,337	134,447
†Sportsman's Warehouse Holdings	1,747	14,028
Tailored Brands	2,499	10,346
Tiffany & Co.	3,739	499,717
Tilly's Class A	2,120	25,970
TJX	20,923	1,277,558
Tractor Supply	4,421	413,098
†Ulta Salon Cosmetics & Fragrance	2,097	530,835
†Urban Outfitters	8,537	237,073
Williams-Sonoma	6,382	468,694
Winmark	403	79,915
†Zumiez	3,762	129,939
		19,328,185
Technology Hardware, Storage & Peripherals–4.46%
†3D Systems	6,912	60,480
Apple	99,255	29,146,231
†Avid Technology	1,312	11,257
†Diebold Nixdorf	3,240	34,214
Hewlett Packard Enterprise	53,193	843,641
HP	25,878	531,793
†Immersion	1,963	14,585
†NCR	9,975	350,721

LVIP Dimensional U.S. Core Equity 2 Fund–27

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals (continued)
NetApp	8,593	$ 534,914
†Pure Storage Class A	5,191	88,818
Seagate Technology	9,252	550,494
†Stratasys	3,678	74,387
†Super Micro Computer	2,178	52,316
Western Digital	10,897	691,633
†Xerox Holdings	13,402	494,132
		33,479,616
Textiles, Apparel & Luxury Goods–1.07%
†Capri Holdings	6,876	262,319
Carter's	3,735	408,385
Columbia Sportswear	3,442	344,854
†Crocs	6,476	271,280
Culp	857	11,672
†Deckers Outdoor	2,257	381,117
†Fossil Group	4,356	34,325
†G-III Apparel Group	5,065	169,677
Hanesbrands	20,822	309,207
†Kontoor Brands	1,550	65,084
†Lululemon Athletica	3,307	766,133
Movado Group	1,488	32,349
NIKE Class B	20,392	2,065,914
Oxford Industries	1,649	124,368
PVH	3,791	398,624
Ralph Lauren	2,702	316,728
†Skechers U.S.A. Class A	8,639	373,118
Steven Madden	5,187	223,093
Superior Group of Companies	478	6,472
Tapestry	12,074	325,636
†Under Armour Class A	5,454	117,806
†Under Armour Class C	6,534	125,322
†Unifi	1,589	40,138
†Vera Bradley	4,817	56,841
VF	6,398	637,625
Wolverine World Wide	5,482	184,963
		8,053,050
Thrifts & Mortgage Finance–0.55%
†Bridgewater Bancshares	1,259	17,349
Capitol Federal Financial	12,128	166,517
†Columbia Financial	5,791	98,099
Essent Group	7,232	375,992
Federal Agricultural Mortgage Class C	1,346	112,391
First Defiance Financial	2,600	81,874
Flagstar Bancorp	5,512	210,834
FS Bancorp	182	11,610
Hingham Institution for Savings	65	13,663
Home Bancorp	767	30,059
†HomeStreet	3,245	110,330
Kearny Financial	8,102	112,051
†LendingTree	458	138,975
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Luther Burbank	1,860	$ 21,446
Merchants Bancorp	600	11,826
Meridian Bancorp	5,566	111,821
Meta Financial Group	3,630	132,531
MGIC Investment	3,265	46,265
†Mr Cooper Group	3,287	41,120
New York Community Bancorp	26,009	312,628
†NMI Holdings Class A	4,487	148,879
Northfield Bancorp	6,076	103,049
Northwest Bancshares	10,560	175,613
OceanFirst Financial	5,087	129,922
†Ocwen Financial	7,897	10,819
PCSB Financial	1,434	29,038
PennyMac Financial Services Class A	4,725	160,839
†Ponce de Leon Federal Bank	817	12,010
Provident Financial Services	6,914	170,430
Radian Group	2,793	70,272
Southern Missouri Bancorp	664	25,471
Sterling Bancorp	1,968	15,941
Territorial Bancorp	299	9,251
TFS Financial	6,896	135,713
Timberland Bancorp	400	11,896
TrustCo Bank	10,350	89,734
United Community Financial	4,543	52,971
Walker & Dunlop	3,398	219,783
Washington Federal	4,358	159,721
Waterstone Financial	2,626	49,973
Western New England Bancorp	1,120	10,786
WSFS Financial	3,909	171,957
		4,121,449
Tobacco–0.42%
Altria Group	40,209	2,006,831
Philip Morris International	9,789	832,946
†Pyxus International	554	4,953
Turning Point Brands	1,303	37,266
Universal	2,687	153,320
Vector Group	7,114	95,256
		3,130,572
Trading Companies & Distributors–0.84%
Air Lease	8,537	405,678
Applied Industrial Technologies	3,057	203,871
†Beacon Roofing Supply	5,436	173,843
†BMC Stock Holdings	7,728	221,716
†CAI International	2,189	63,437
†DXP Enterprises	1,412	56,212
Fastenal	14,754	545,160
GATX	2,670	221,210
†GMS	5,096	138,000

LVIP Dimensional U.S. Core Equity 2 Fund–28

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
H&E Equipment Services	3,129	$ 104,602
†HD Supply Holdings	10,359	416,639
†Herc Holdings	2,623	128,370
Kaman	2,196	144,760
†Lawson Products	624	32,510
†MRC Global	8,213	112,025
MSC Industrial Direct Class A	3,057	239,883
†NOW	10,498	117,998
Rush Enterprises Class A	3,089	143,639
Rush Enterprises Class B	547	24,998
†SiteOne Landscape Supply	2,352	213,209
Systemax	2,361	59,403
†Textainer Group Holdings	5,268	56,420
†Titan Machinery	2,945	43,527
Triton International	6,237	250,727
†United Rentals	4,479	746,963
†Univar	7,450	180,588
†Veritiv	1,896	37,294
Watsco	1,598	287,880
†WESCO International	3,590	213,210
†Willis Lease Finance	616	36,289
WW Grainger	1,951	660,453
		6,280,514
Transportation Infrastructure–0.03%
Macquarie Infrastructure	5,659	242,431
		242,431
Water Utilities–0.17%
American States Water	1,932	167,389
American Water Works	3,040	373,464
Aqua America	5,828	273,566
†AquaVenture Holdings	2,768	75,068
Artesian Resources Class A	575	21,396
California Water Service Group	2,784	143,543
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Water Utilities (continued)
Consolidated Water	860	$ 14,018
Middlesex Water	1,102	70,054
SJW Group	1,749	124,284
York Water	500	23,055
		1,285,837
Wireless Telecommunication Services–0.18%
†Boingo Wireless	3,554	38,916
Shenandoah Telecommunications	4,690	195,151
Spok Holdings	803	9,821
†Sprint	22,111	115,198
Telephone & Data Systems	8,101	206,008
†T-Mobile US	8,936	700,761
†United States Cellular	2,733	99,017
		1,364,872
Total Common Stock (Cost $580,398,448)		748,148,889
RIGHTS–0.00%
†Bristol-Myers Squibb	11,513	34,654
=†πMedia General CVR	5,975	568
=†πNewsstar Financial CVR	2,435	1,710
=†πSchulman CVR Class A	1,598	0
Total Rights (Cost $24,523)		36,932

MONEY MARKET FUND–0.14%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	1,013,950	1,013,950
Total Money Market Fund (Cost $1,013,950)		1,013,950

TOTAL INVESTMENTS–99.76% (Cost $581,436,921)	749,199,771
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.24%	1,836,309
NET ASSETS APPLICABLE TO 52,283,827 SHARES OUTSTANDING–100.00%	$751,036,080
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND STANDARD CLASS ($648,786,163 / 45,160,745 Shares)	$14.366
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND SERVICE CLASS ($102,249,917 / 7,123,082 Shares)	$14.355
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$592,219,517
Distributable earnings/(accumulated loss)	158,816,563
TOTAL NET ASSETS	$751,036,080

LVIP Dimensional U.S. Core Equity 2 Fund–29

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2019, the aggregate value of restricted securities was $2,278, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Media General CVR	1/18/2017	$—	$ 568
Newsstar Financial CVR	12/26/2017	—	1,710
Schulman CVR Class A	8/22/2018	—	—
Total		$—	$2,278

★ Includes $1 cash collateral held at broker for futures contracts, $324,832 payable for fund shares redeemed, $77,027 other accrued expenses payable and $310,015 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
CVR–Contingent Value Rights
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–30

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 12,319,972
Foreign taxes withheld	(1,826)
12,318,146
EXPENSES:
Management fees	4,814,943
Distribution fees-Service Class	200,388
Shareholder servicing fees	193,935
Accounting and administration expenses	133,950
Professional fees	38,803
Pricing fees	30,918
Custodian fees	23,465
Trustees’ fees and expenses	19,833
Reports and statements to shareholders	19,365
Consulting fees	2,287
Other	12,053
5,489,940
Less:
Management fees waived	(1,939,352)
Total operating expenses	3,550,588
NET INVESTMENT INCOME	8,767,558
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	6,099,838
Futures contracts	(85,601)
Net realized gain	6,014,237
Net change in unrealized appreciation (depreciation) of investments	151,096,458
NET REALIZED AND UNREALIZED GAIN	157,110,695
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$165,878,253
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,767,558	$ 6,829,725
Net realized gain	6,014,237	6,461,736
Net change in unrealized appreciation (depreciation)	151,096,458	(73,452,477)
Net increase (decrease) in net assets resulting from operations	165,878,253	(60,161,016)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,476,919)	(6,200,886)
Service Class	(960,294)	(552,044)
	(8,437,213)	(6,752,930)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	58,480,280	134,065,548
Service Class	36,872,504	35,876,293
Reinvestment of dividends and distributions:
Standard Class	7,476,919	6,200,886
Service Class	960,294	552,044
	103,789,997	176,694,771
Cost of shares redeemed:
Standard Class	(65,756,052)	(33,070,345)
Service Class	(10,792,540)	(11,419,387)
	(76,548,592)	(44,489,732)
Increase in net assets derived from capital share transactions	27,241,405	132,205,039
NET INCREASE IN NET ASSETS	184,682,445	65,291,093
NET ASSETS:
Beginning of year	566,353,635	501,062,542
End of year	$751,036,080	$566,353,635
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–31

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	Year Ended				5/1/15 [1] to12/31/15
	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.284	$ 12.636	$ 10.801	$ 9.362	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.176	0.158	0.143	0.135	0.092
Net realized and unrealized gain (loss)	3.073	(1.368)	1.831	1.435	(0.611)
Total from investment operations	3.249	(1.210)	1.974	1.570	(0.519)
Less dividends and distributions from:
Net investment income	(0.167)	(0.142)	(0.139)	(0.131)	(0.088)
Net realized gain	—	—	—	—	(0.031)
Return of capital	—	—	—	—	— [3]
Total dividends and distributions	(0.167)	(0.142)	(0.139)	(0.131)	(0.119)
Net asset value, end of period	$ 14.366	$ 11.284	$ 12.636	$ 10.801	$ 9.362
Total return[4]	28.82%	(9.64%)	18.31%	16.75%	(5.21%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$648,786	$509,361	$461,856	$332,641	$420,357
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.49%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.79%	0.79%	0.78%	0.76%
Ratio of net investment income to average net assets	1.34%	1.23%	1.23%	1.39%	1.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.05%	0.94%	0.94%	1.10%	1.12%
Portfolio turnover	9%	6%	6%	28%	103%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $52,974 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–32

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	Year Ended				5/1/15 [1] to12/31/15
	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.280	$ 12.634	$ 10.803	$ 9.364	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.143	0.126	0.114	0.114	0.075
Net realized and unrealized gain (loss)	3.070	(1.365)	1.828	1.430	(0.609)
Total from investment operations	3.213	(1.239)	1.942	1.544	(0.534)
Less dividends and distributions from:
Net investment income	(0.138)	(0.115)	(0.111)	(0.105)	(0.071)
Net realized gain	—	—	—	—	(0.031)
Return of capital	—	—	—	—	— [3]
Total dividends and distributions	(0.138)	(0.115)	(0.111)	(0.105)	(0.102)
Net asset value, end of period	$ 14.355	$ 11.280	$ 12.634	$ 10.803	$ 9.364
Total return[4]	28.51%	(9.86%)	18.00%	16.47%	(5.36%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$102,250	$ 56,993	$ 39,207	$ 15,504	$ 3,687
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.74%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.04%	1.04%	1.03%	1.01%
Ratio of net investment income to average net assets	1.09%	0.98%	0.98%	1.14%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.80%	0.69%	0.69%	0.85%	0.87%
Portfolio turnover	9%	6%	6%	28%	103%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $46 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–33

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and
LVIP Dimensional U.S. Core Equity 2 Fund–34

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.72% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.29% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$37,504
Legal	7,414
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,013 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$270,605
Distribution fees payable to LFD	21,160
Shareholder servicing fees payable to Lincoln Life	18,250
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$87,041,409
Sales	56,994,914
LVIP Dimensional U.S. Core Equity 2 Fund–35

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$583,643,157
Aggregate unrealized appreciation of investments	$210,529,069
Aggregate unrealized depreciation of investments	(44,972,455)
Net unrealized appreciation of investments	$165,556,614
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$748,148,889	$—	$ —	$748,148,889
Rights	34,654	—	2,278	36,932
Money Market Fund	1,013,950	—	—	1,013,950
Total Investments	$749,197,493	$—	$2,278	$749,199,771
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$8,437,213	$6,752,930
LVIP Dimensional U.S. Core Equity 2 Fund–36

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 473,985
Capital loss carryforward	(7,214,035)
Net unrealized appreciation	165,556,614
Distributable earnings/(accumulated loss)	$158,816,564
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transactions:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$1	$(1)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$7,214,035	$7,214,035
In 2019, the Fund utilized $5,945,406 of capital losses carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	4,523,989	10,594,476
Service Class	2,819,273	2,791,069
Shares reinvested:
Standard Class	529,907	520,271
Service Class	68,119	46,323
	7,941,288	13,952,139
Shares redeemed:
Standard Class	(5,034,677)	(2,522,809)
Service Class	(816,801)	(888,100)
	(5,851,478)	(3,410,909)
Net increase	2,089,810	10,541,230
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the
LVIP Dimensional U.S. Core Equity 2 Fund–37

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts as a cash management tool.
No futures contracts were outstanding at December 31, 2019.   During the year ended December 31, 2019, the Fund had open futures contracts with a notional of $13,166,280 for 2 days.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(85,601)	$—
8. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1. Restricted securities have been identified on the Statement of Net Assets.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–38

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 2 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Dimensional U.S. Core Equity 2 Fund–39

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. The
LVIP Dimensional U.S. Core Equity 2 Fund–40

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Board considered that the Fund’s net expense ratio was lower than the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional U.S. Core Equity 2 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board considered LIAC’s comments that underperformance as compared to the Morningstar peer group median and benchmark index was primarily attributable to the Fund’s value and small cap bias. The Board also noted LIAC’s view that it believes the Fund has potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules and the subadvisory fees of comparable funds subadvised by Dimensional. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Core Equity 2 Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional U.S. Core Equity 2 Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Dimensional U.S. Core Equity 2 Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional U.S. Core Equity 2 Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Core Equity 2 Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 2 Fund–46

LVIP Franklin Templeton Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Franklin Templeton Global Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Templeton Investment Council, LLC
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC
SSGA Funds Management, Inc.
The Fund returned 12.80% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI World Index (net dividends)1, returned 27.67%.
Global developed and emerging market stocks posted strong returns during the reporting period. Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.
For Templeton Growth, major detractors from performance relative to the benchmark included stock selection and overweighting in the communication services and energy sectors, as well as stock selection and an underweighting in the information technology (IT) sector. In communication services, significant detractors included China-based internet-search company Baidu and China Telecom. In the energy sector, U.K.-based integrated oil and gas company BP and Canada-based integrated energy company Husky Energy detracted from results. Within IT, U.S. communication networks infrastructure solutions company CommScope Holding also hindered performance. In contrast, stock selection in the materials sector, notably the Fund’s position in Canada-based mining company Wheaton Precious Metals, contributed to relative results. In other sectors, significant contributors included semiconductor companies NXP Semiconductors (Netherlands) and Taiwan Semiconductor Manufacturing, and U.S.-based banking and financial services provider Citigroup.
From a regional perspective, stock selection and an overweighting in Asia, particularly an overweighting in China and stock selection in Japan, detracted significantly from relative performance. However, off-benchmark exposure to Taiwan aided relative results. Stock selection and an underweighting in North America, particularly in the U.S., detracted notably from relative performance. Stock selection and an overweighting in Europe also detracted from relative results, notably in Germany and the U.K. However, an overweighting and stock selection in the Netherlands contributed to relative results.
For Franklin Mutual Global Discovery, major detractors from performance relative to the benchmark included stock selection and an underweighting in the information technology sector, and stock selection in the consumer discretionary and consumer staples sectors. In contrast, the Fund’s currency positioning, through the use of currency forward contracts, benefited relative performance. Stock selection in the health care, financials and industrials sectors also aided relative results.
From a regional perspective, stock selection and an overweighting in Europe, particularly stock selection in the Netherlands and France, detracted significantly from relative performance. Stock selection and an underweighting in North America, notably in the U.S., hindered relative results, while stock selection and an underweighting in Canada helped performance. Elsewhere, an overweighting in Israel also hurt relative results. Stock selection and an underweighting in Australia contributed to relative performance.
Key individual detractors included Walgreens Boots Alliance and Frontier Communications. Shares of drug retailer Walgreens Boots Alliance began to sell off early in 2019 when the chief financial officer cited negative industry trends in drug prices and pharmacy benefit manager (PBM) reimbursement rates, as well as in reaction to the company’s limited success offsetting those challenges by increasing its volume of drug sales and renegotiating with PBMs. These pressures, and weakness in both its U.S. and U.K. stores, resulted in a cut to full-year guidance in April. The bonds of telecommunications operator Frontier Communications declined following the company’s second-quarter earnings call in which management reduced guidance for the remainder of 2019 and informed investors that the company’s capital structure was unsustainable.
In contrast, notable contributors to relative performance included Charter Communications, Citigroup and Walt Disney. Shares of cable operator Charter Communications surged after the company reported operating and financial results that were broadly ahead of consensus estimates. Capital expenditures were lower than expected and drove free cash flow, which was used during the quarter to buy back stock in the amount of $3.1 billion. Investors bid up shares of banking concern Citigroup following the release of third-quarter earnings that beat consensus expectations. Among the highlights were: Deposits rose 6% quarter-over-quarter and 11% year-over-year; revenues, and purchase volumes in the North America-branded cards division increased 11% and 7% year-over-year, respectively; and results in the bank’s Asian operations were strong across the board. Disney shares rebounded in late 2019, lifted by financial results that beat consensus estimates. The entertainment company launched a proprietary streaming service, Disney+, and the Frozen II movie set a record for box office receipts during its Thanksgiving holiday opening.
For Franklin Rising Dividends, stock selection in the energy sector, an underweighting in information technology, and stock selection and overweighting in the consumer staples sector detracted from performance relative to the S&P 500® Index2. In contrast, stock selection in the industrials, consumer discretionary and health care sectors contributed to relative performance.
Key individual detractors included Albemarle and EOG Resources. Shares of Albemarle, a specialty chemicals producer, declined amid concerns about lithium oversupply and pricing implications. In response, Albemarle has announced steps to curtail capital expenditures to moderate supply growth over the next few years. While lithium pricing may soften over the coming year, the company’s leading resource base provides solid growth prospects as demand continues to accelerate. Oil and gas exploration company EOG Resources curbed relative returns during the period as the broader

LVIP Franklin Templeton Global Equity Managed Volatility Fund–1

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
industry environment has remained challenging. EOG has continued to post strong financial results, with solid free cash flow. Furthermore, we view the company as one of the highest-quality names in the energy exploration and production industry.
Notable individual contributors included Dover, Accenture and Tiffany. Strong earnings supported shares of electrical equipment company Dover during the period. Despite a weaker economic environment, Dover posted solid organic revenue growth and robust free cash flow in recent quarters. Order growth also improved, which we expect could bolster Dover’s overall growth in 2020. Technology outsourcing firm Accenture supported relative returns in 2019, as strong earnings growth boosted the stock price. The company's robust financial results have been driven by strong growth in digital, cloud and security-related services. Late in 2019, Accenture also boosted its full-year 2020 revenue growth forecast on strong consulting and outsourcing bookings growth. The stock price of jeweler Tiffany climbed following the takeover transaction by French luxury goods firm LVMH Moet Hennessey Louis Vuitton (not a Fund holding). LVMH agreed in late November to acquire Tiffany for U.S. $16.2 billion.
For Franklin DynaTech, stock selection and underweighting in the consumer staples and consumer discretionary sectors contributed significantly to performance relative to the Russell 1000® Growth Index3, as did stock selection in the real estate sector. Notable individual contributors to relative performance included off-benchmark investments in online commerce platform providers Shopify (Canada) and MercadoLibre (Argentina), and an overweighting in U.S.-based semiconductor manufacturing equipment maker Lam Research. In contrast, stock selection in the communication services sector and an overweighting in health care detracted from relative performance. Underweighting in personal computing device manufacturer Apple, software and hardware services firm Microsoft and social networking service Facebook hindered relative results, as shares of these companies performed well during the period.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in 2018 Q4 and subsequent sharp market recovery in 2019 Q1 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture from market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Jay Shearon
Alex Zeng
Templeton Investment Council, LLC:	Heather Waddell
Matthew Nagle
Peter Nori
Franklin Advisers, Inc:	Rupert Johnson, Jr.
Matthew Moberg
Nicholas Getaz
Matthew Quinlan
Franklin Mutual Advisers, LLC:	Peter Langerman
Timothy Rankin
Christian Correa
SSGA Funds Management, Inc:	Timothy Furbush
Michael Martel
Philip Lee
:
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard

LVIP Franklin Templeton Global Equity Managed Volatility Fund–2

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,245. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $24,712. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 12.80%
Five Years	+ 3.23%
Ten Years	+ 5.60%
Service Class Shares
One Year	+ 12.51%
Five Years	+ 2.97%
Ten Years	+ 5.34%
1.The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. The S&P 500® Index is a broad based measurement of changes in stockmarket conditions based on average performance of 500 widely held U.S. common stocks.
3. The Russell 1000® Growth Index measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–3

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,054.10	0.74%	$3.83
Service Class Shares	1,000.00	1,052.80	0.99%	5.12
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.74%	$3.77
Service Class Shares	1,000.00	1,020.20	0.99%	5.04

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Franklin Templeton Global Equity Managed Volatility Fund–4

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Security Type/Country	Percentage of Net Assets
Common Stock	93.88%
Argentina	0.13%
Australia	0.05%
Brazil	0.00%
Canada	2.49%
China	0.66%
France	4.23%
Germany	4.69%
Hong Kong	2.48%
Ireland	0.27%
Israel	0.18%
Italy	0.88%
Japan	5.44%
Luxembourg	0.73%
Macau	0.08%
Netherlands	3.20%
Norway	0.63%
Republic of Korea	1.76%
Singapore	0.58%
Switzerland	2.33%
Taiwan	0.80%
Thailand	0.04%
United Arab Emirates	0.01%
United Kingdom	7.18%
United States	55.04%
Preferred Stock	0.25%
Rights	0.00%
Corporate Bonds	0.06%
Money Market Fund	5.43%
Short-Term Investment	0.05%
Total Investments	99.67%
Receivables and Other Assets Net of Liabilities	0.33%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	3.33%
Air Freight & Logistics	0.75%
Auto Components	0.37%
Automobiles	0.37%
Banks	7.54%
Beverages	1.27%
Biotechnology	0.87%
Sector	Percentage of Net Assets
Building Products	1.00%
Capital Markets	0.55%
Chemicals	4.41%
Commercial Services & Supplies	0.63%
Communications Equipment	0.49%
Construction Materials	0.13%
Consumer Finance	0.14%
Containers & Packaging	0.58%
Diversified Consumer Services	0.05%
Diversified Financial Services	0.88%
Diversified Telecommunication Services	4.07%
Electric Utilities	0.15%
Electrical Equipment	0.17%
Electronic Equipment, Instruments & Components	0.67%
Energy Equipment & Services	0.79%
Entertainment	0.35%
Equity Real Estate Investment Trusts	0.37%
Food & Staples Retailing	2.72%
Food Products	1.49%
Health Care Equipment & Supplies	5.42%
Health Care Providers & Services	1.95%
Health Care Technology	0.17%
Hotels, Restaurants & Leisure	0.70%
Household Products	0.86%
Independent Power and Renewable Electricity Producers	0.01%
Industrial Conglomerates	4.68%
Insurance	1.43%
Interactive Media & Services	1.15%
Internet & Direct Marketing Retail	0.95%
IT Services	2.76%
Life Sciences Tools & Services	0.26%
Machinery	1.28%
Media	1.68%
Metals & Mining	2.35%
Multiline Retail	0.31%
Multi-Utilities	1.94%
Oil, Gas & Consumable Fuels	6.91%
Pharmaceuticals	7.80%
Professional Services	0.21%
Real Estate Management & Development	1.33%
Road & Rail	0.16%
Semiconductors & Semiconductor Equipment	4.30%
Software	5.55%
Specialty Retail	1.24%
Technology Hardware, Storage & Peripherals	1.79%
Textiles, Apparel & Luxury Goods	0.65%
Tobacco	0.30%
Trading Companies & Distributors	0.24%
LVIP Franklin Templeton Global Equity Managed Volatility Fund–5

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Wireless Telecommunication Services	1.67%
Total	94.19%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	2.45%
Roper Technologies	1.66%
Johnson & Johnson	1.60%
Deutsche Telekom	1.52%
Wells Fargo & Co.	1.52%
Citigroup	1.43%
Samsung Electronics	1.43%
Verizon Communications	1.42%
Standard Chartered	1.22%
BAE Systems	1.21%
Total	15.46%

IT–Information Technology
LVIP Franklin Templeton Global Equity Managed Volatility Fund–6

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–93.88%
Argentina–0.13%
†Globant	1,118	$ 118,564
†MercadoLibre	2,200	1,258,268
		1,376,832
Australia–0.05%
†Afterpay	455	9,349
Caltex Australia	24,289	578,671
		588,020
Brazil–0.00%
†StoneCo Class A	261	10,411
		10,411
Canada–2.49%
Barrick Gold (New York Shares)	454,400	8,447,296
Canadian Natural Resources	57,200	1,850,064
Constellation Software	500	485,603
Crescent Point Energy	146,811	654,604
Husky Energy	416,500	3,342,135
†Lightspeed POS	5,096	141,552
†Shopify Class A	4,429	1,760,959
Wheaton Precious Metals	336,300	10,007,032
		26,689,245
China–0.66%
†Alibaba Group Holding ADR	7,149	1,516,303
†Baidu ADR	40,600	5,131,840
Guotai Junan Securities Class H	268,400	475,331
		7,123,474
France–4.23%
Accor	28,481	1,333,793
BNP Paribas	136,864	8,110,480
Cie de Saint-Gobain	122,301	5,007,253
Cie Generale des Etablissements Michelin	32,826	4,017,163
Sanofi	66,578	6,692,870
TOTAL	160,592	8,862,693
Veolia Environnement	425,439	11,314,765
		45,339,017
Germany–4.69%
BASF	21,938	1,652,735
Bayer	91,085	7,404,900
†Delivery Hero	3,803	301,423
Deutsche Bank	40,077	310,537
Deutsche Telekom	997,667	16,304,045
E.ON	890,697	9,518,766
†Evotec	3,000	77,344
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Fresenius Medical Care & Co.	80,904	$ 5,956,785
Merck	5,253	619,296
Siemens ADR	121,305	7,881,186
Siemens Healthineers	5,714	273,912
†Zalando	200	10,086
		50,311,015
Hong Kong–2.48%
China Mobile	658,000	5,530,973
China Pacific Insurance Group Class H	277,183	1,092,042
China Telecom Class H	12,680,000	5,223,464
CK Asset Holdings	163,200	1,178,086
CK Hutchison Holdings	909,500	8,672,131
Sun Hung Kai Properties	151,500	2,319,463
Swire Pacific Class A	151,800	1,410,408
Tencent Holdings	23,783	1,146,375
		26,572,942
Ireland–0.27%
Bank of Ireland Group	539,553	2,954,667
		2,954,667
Israel–0.18%
†Check Point Software Technologies	17,498	1,941,578
		1,941,578
Italy–0.88%
CNH Industrial	82,241	902,998
Enel	197,161	1,566,212
Eni	446,697	6,937,753
		9,406,963
Japan–5.44%
IHI	62,400	1,460,221
JXTG Holdings	165,138	749,491
Keyence	1,000	351,138
Kirin Holdings	386,100	8,427,239
Kyocera	74,900	5,104,860
Matsumotokiyoshi Holdings	64,800	2,508,730
Mitsui Fudosan	382,100	9,338,492
†Renesas Electronics	166,801	1,139,576
Seven & i Holdings	217,500	7,972,550
Sumitomo Metal Mining	170,000	5,473,998
Sumitomo Mitsui Financial Group	211,300	7,804,440
Takeda Pharmaceutical	202,921	8,025,970
		58,356,705
Luxembourg–0.73%
SES FDR	263,427	3,693,576
LVIP Franklin Templeton Global Equity Managed Volatility Fund–7

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Luxembourg (continued)
Tenaris	367,779	$ 4,166,908
		7,860,484
Macau–0.08%
Sands China	157,300	840,772
		840,772
Netherlands–3.20%
†Adyen	1,092	895,399
ASML Holding (New York shares)	2,109	624,137
ING Groep	734,754	8,808,767
†InterXion Holding	7,373	617,931
Koninklijke KPN	238,653	704,311
NN Group	49,247	1,868,229
NXP Semiconductors	78,500	9,989,910
Royal Dutch Shell Class A	35,726	1,048,532
Royal Dutch Shell Class B	329,870	9,785,400
†uniQure	454	32,534
		34,375,150
Norway–0.63%
†Adevinta	8,604	101,924
Yara International	159,351	6,639,165
		6,741,089
Republic of Korea–1.76%
KB Financial Group	85,728	3,531,818
Samsung Electronics	317,688	15,308,382
		18,840,200
Singapore–0.58%
Singapore Telecommunications	2,472,360	6,194,917
		6,194,917
Switzerland–2.33%
†Alcon	3,100	175,367
Cie Financiere Richemont	10,168	794,638
†Credit Suisse Group	83,223	1,124,981
†CRISPR Therapeutics	299	18,211
†Dufry	8,203	813,420
†LafargeHolcim	26,031	1,444,134
Novartis	54,399	5,151,018
Novartis ADR	35,614	3,372,290
Roche Holding	37,348	12,138,199
		25,032,258
Taiwan–0.80%
Taiwan Semiconductor Manufacturing ADR	148,200	8,610,420
		8,610,420
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand–0.04%
†Sea ADR	10,351	$ 416,317
		416,317
United Arab Emirates–0.01%
†Network International Holdings	10,950	92,973
		92,973
United Kingdom–7.18%
AstraZeneca	8,825	889,227
BAE Systems	1,735,732	12,985,601
BP	314,698	1,965,859
BP ADR	261,419	9,865,953
British American Tobacco	53,070	2,271,632
GlaxoSmithKline	140,084	3,301,028
Johnson Matthey	66,109	2,623,536
Linde	54,300	11,560,470
†M&G	196,545	617,535
nVent Electric	69,900	1,788,042
Pentair	67,000	3,073,290
RSA Insurance Group	88,457	662,714
Standard Chartered	1,381,510	13,036,549
Vodafone Group	396,988	771,738
Vodafone Group ADR	598,698	11,572,832
		76,986,006
United States–55.04%
†10X Genomics Class A	400	30,500
Abbott Laboratories	81,534	7,082,043
AbbVie	26,500	2,346,310
Accenture Class A	56,300	11,855,091
†Adobe Systems	5,263	1,735,790
Aflac	41,100	2,174,190
Air Products & Chemicals	45,300	10,645,047
Albemarle	142,290	10,392,862
†Alleghany	380	303,837
Allergan	63,510	12,141,207
†Alphabet Class A	2,054	2,751,107
†Alphabet Class C	660	882,433
†Alteryx Class A	5,900	590,413
Altria Group	17,989	897,831
†Amazon.com	3,593	6,639,289
American International Group	32,128	1,649,130
American Tower	5,104	1,173,001
Amphenol Class A	8,741	946,038
Analog Devices	90,018	10,697,739
†Anaplan	5,558	291,239
†ANSYS	4,007	1,031,442
Apache	138,120	3,534,491
†Apergy	38,200	1,290,396
Apple	4,200	1,233,330
†Aspen Technology	6,015	727,394

LVIP Franklin Templeton Global Equity Managed Volatility Fund–8

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Assetmark Financial Holdings	1,700	$ 49,334
†Atlassian Class A	5,600	673,904
†Autodesk	5,300	972,338
†Avalara	268	19,631
Baxter International	1,600	133,792
Becton Dickinson & Co.	42,210	11,479,854
†Berkshire Hathaway Class B	34,400	7,791,600
†Bill.Com Holdings	800	30,440
Boeing	13,687	4,458,677
†Booking Holdings	211	433,337
†Bright Horizons Family Solutions	3,607	542,096
Bunge	53,400	3,073,170
†Cadence Design Systems	7,669	531,922
Capital One Financial	14,924	1,535,829
Carlisle	21,030	3,403,495
†Catalent	1,534	86,364
†Charter Communications Class A	4,429	2,148,419
Chevron	24,200	2,916,342
†Chewy Class A	300	8,700
Chubb	19,715	3,068,837
Cintas	20,900	5,623,772
Cisco Systems	19,298	925,532
CIT Group	18,726	854,467
Citigroup	192,347	15,366,602
Citizens Financial Group	49,050	1,991,920
CME Group	2,031	407,662
Cognizant Technology Solutions Class A	25,382	1,574,192
Colgate-Palmolive	53,900	3,710,476
Comcast Class A	212,610	9,561,072
†CommScope Holding	306,200	4,344,978
†CoStar Group	1,686	1,008,734
†Coupa Software	5,100	745,875
Crown Castle International	5,100	724,965
†Crown Holdings	68,900	4,998,006
CVS Health	61,720	4,585,179
Danaher	10,479	1,608,317
†Deciphera Pharmaceuticals	1,988	123,733
DENTSPLY SIRONA	31,700	1,793,903
†DISH Network Class A	20,443	725,113
†DocuSign	547	40,538
Donaldson	38,507	2,218,773
Dover	45,900	5,290,434
Ecolab	19,900	3,840,501
†Edwards Lifesciences	4,900	1,143,121
†Elanco Animal Health	11,000	323,950
Eli Lilly & Co.	14,843	1,950,815
EOG Resources	43,800	3,668,688
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†EPAM Systems	1,190	$ 252,470
Equinix	1,371	800,253
Erie Indemnity Class A	10,700	1,776,200
Everest Re Group	2,200	609,048
Exxon Mobil	162,600	11,346,228
†Facebook Class A	8,008	1,643,642
First Horizon National	26,295	435,445
†Fiserv	6,248	722,456
Fortive	10,540	805,151
General Dynamics	30,900	5,449,215
General Electric	120,713	1,347,157
General Motors	38,128	1,395,485
Gilead Sciences	94,450	6,137,361
†Guardant Health	900	70,326
†Guidewire Software	5,356	587,928
Hartford Financial Services Group	34,773	2,113,155
HEICO	10,000	1,141,500
Hewlett Packard Enterprise	67,539	1,071,169
Honeywell International	63,000	11,151,000
†HubSpot	5,300	840,050
†IDEXX Laboratories	5,313	1,387,384
†Illumina	2,600	862,524
†Inspire Medical Systems	5,600	415,576
Intel	8,400	502,740
Intercontinental Exchange	10,276	951,044
International Paper	26,304	1,211,299
Intuit	5,400	1,414,422
†Intuitive Surgical	1,840	1,087,716
†Iovance Biotherapeutics	2,124	58,792
†IQVIA Holdings	3,184	491,960
Jack Henry & Associates	277	40,351
John Wiley & Sons Class A	6,301	305,725
Johnson & Johnson	117,400	17,125,138
Johnson Controls International	139,257	5,669,152
JPMorgan Chase & Co.	12,005	1,673,497
Kellogg	88,600	6,127,576
†Keysight Technologies	7,576	777,525
Kinder Morgan	114,856	2,431,502
KLA	2,734	487,117
Kraft Heinz	49,700	1,596,861
Kroger	437,300	12,677,327
†Laboratory Corp of America Holdings	57,700	9,761,109
Lam Research	3,593	1,050,593
†Liberty Broadband Class A	7,400	921,744
Lowe's	20,200	2,419,152
Mastercard Class A	10,570	3,156,096
†Match Group	7,700	632,247
Matthews International Class A	30,000	1,145,100

LVIP Franklin Templeton Global Equity Managed Volatility Fund–9

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
McCormick & Co Non-Voting Shares	30,400	$ 5,159,792
McDonald's	27,000	5,335,470
Medtronic	112,505	12,763,692
Merck & Co.	14,205	1,291,945
†Mercury Systems	800	55,288
Microsoft	166,800	26,304,360
†MongoDB	4,773	628,175
Monolithic Power Systems	4,650	827,793
Moody's	3,596	853,726
Motorola Solutions	116	18,692
MSCI	5,278	1,362,674
†Netflix	1,044	337,807
†Neurocrine Biosciences	5,334	573,352
NIKE Class B	60,900	6,169,779
Norfolk Southern	8,800	1,708,344
NortonLifeLock	61,585	1,571,649
Nucor	22,300	1,255,044
NVIDIA	4,800	1,129,440
Occidental Petroleum	65,600	2,703,376
†Okta	3,180	366,877
Oracle	195,510	10,358,120
†Paycom Software	1,028	272,173
†Paylocity Holding	1,000	120,820
†PayPal Holdings	12,800	1,384,576
PepsiCo	38,200	5,220,794
Perrigo	24,300	1,255,338
Pfizer	41,000	1,606,380
†Plains GP Holdings L.P. Class A	41,049	777,879
Procter & Gamble	44,300	5,533,070
†PTC Therapeutics	1,014	48,702
†Q2 Holdings	6,700	543,236
Raytheon	24,146	5,305,842
†Reata Pharmaceuticals Class A	90	18,399
†Repligen	1,110	102,675
ResMed	3,610	559,442
†RingCentral Class A	2,230	376,134
Roper Technologies	50,200	17,782,346
Ross Stores	59,300	6,903,706
†salesforce.com	10,568	1,718,780
SBA Communications	5,161	1,243,749
Schlumberger	76,400	3,071,280
†ServiceNow	7,583	2,140,833
†Smartsheet Class A	5,922	266,016
STERIS	2,604	396,902
Stryker	60,900	12,785,346
†Synopsys	5,520	768,384
Target	26,200	3,359,102
Teradyne	292	19,911
Texas Instruments	77,750	9,974,547
Thermo Fisher Scientific	3,086	1,002,549
Tiffany & Co.	23,900	3,194,235
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Tradeweb Markets Class A	6,865	$ 318,193
TransUnion	5,268	450,993
†Twilio Class A	2,004	196,953
†Tyler Technologies	2,100	630,042
United Parcel Service Class B	68,800	8,053,728
United Technologies	42,600	6,379,776
UnitedHealth Group	2,000	587,960
†Veeva Systems Class A	10,244	1,440,921
Verisk Analytics Class A	5,100	761,634
Verizon Communications	247,700	15,208,780
Visa Class A	31,981	6,009,230
Vistra Energy	5,508	126,629
Voya Financial	17,297	1,054,771
Walgreens Boots Alliance	22,852	1,347,354
Walmart	39,800	4,729,832
Walt Disney	20,454	2,958,262
†Waters	1,000	233,650
Wells Fargo & Co.	302,606	16,280,203
West Pharmaceutical Services	36,200	5,441,946
Western Digital	25,600	1,624,832
Williams	46,442	1,101,604
†Workday Class A	6,370	1,047,547
WW Grainger	7,500	2,538,900
Xilinx	10,544	1,030,887
†Zendesk	6,850	524,916
Zoetis	2,121	280,714
		590,516,855
Total Common Stock (Cost $789,291,814)		1,007,178,310
PREFERRED STOCK–0.25%
Germany–0.25%
Volkswagen 2.67%	13,345	2,626,807
Total Preferred Stock (Cost $1,873,258)		2,626,807
RIGHTS–0.00%
United States–0.00%
†Bristol-Myers Squibb	9,300	27,993
Total Rights (Cost $19,809)		27,993

	Principal Amount°
CORPORATE BONDS–0.06%
United States–0.06%
Frontier Communications
10.50% 9/15/22	930,000	453,375
11.00% 9/15/25	476,000	230,860
Total Corporate Bonds (Cost $1,279,801)		684,235

LVIP Franklin Templeton Global Equity Managed Volatility Fund–10

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–5.43%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	58,281,260	$ 58,281,260
Total Money Market Fund (Cost $58,281,260)		58,281,260

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENT–0.05%
U.S. TREASURY OBLIGATIONS–0.05%
≠U.S. Treasury Bills 1.55% 1/14/20	500,000	$ 499,756
		499,756
Total Short-Term Investment (Cost $499,725)		499,756

TOTAL INVESTMENTS–99.67% (Cost $851,245,667)	1,069,298,361
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.33%	3,533,401
NET ASSETS APPLICABLE TO 30,262,391 SHARES OUTSTANDING–100.00%	$1,072,831,762
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($84,909,477 / 2,395,321 Shares)	$35.448
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($987,922,285 / 27,867,070 Shares)	$35.451
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$ 909,262,397
Distributable earnings/(accumulated loss)	163,569,365
TOTAL NET ASSETS	$1,072,831,762

Δ Securities have been classified by country of origin.
† Non-income producing.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
≠ The rate shown is the effective yield at the time of purchase.
★ Includes $1,716,573 cash collateral held at broker for futures contracts, $94,766 variation margin due from broker on futures contracts, $1,021,957 payable for securities purchased, $387,866 payable for fund shares redeemed, $239,982 other accrued expenses payable and $811,651 due to manager and affiliates as of December 31, 2019.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–11

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2019:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	EUR	(13,150)	USD	14,652	1/15/20	$ —	$ (113)
BOA	GBP	(30,367)	USD	40,651	1/16/20	408	—
BOA	GBP	(53,650)	USD	70,333	1/16/20	—	(765)
HSBC	AUD	(64,162)	USD	44,203	2/14/20	—	(873)
HSBC	CHF	(6,530)	USD	6,626	1/13/20	—	(128)
HSBC	EUR	(11,901,381)	USD	13,283,251	1/15/20	—	(79,266)
HSBC	GBP	(4,051,304)	USD	5,332,581	1/16/20	—	(36,312)
HSBC	GBP	(18,559)	USD	24,841	1/16/20	246	—
HSBC	KRW	(3,047,739,534)	USD	2,576,545	1/17/20	—	(62,176)
UBS	AUD	(749,374)	USD	517,616	2/14/20	—	(8,839)
UBS	CHF	(1,072,113)	USD	1,084,346	1/13/20	—	(24,486)
UBS	EUR	(12,141)	USD	13,600	1/15/20	—	(32)
UBS	GBP	(30,367)	USD	40,677	1/16/20	434	—
Total Foreign Currency Exchange Contracts						$1,088	$(212,990)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
33	British Pound	$ 2,741,475	$ 2,732,602	3/16/20	$ 8,873	$ —
31	Euro	4,371,775	4,344,705	3/16/20	27,070	—
26	Japanese Yen	3,004,788	3,013,771	3/16/20	—	(8,983)
					35,943	(8,983)
Equity Contracts:
54	E-mini MSCI Emerging Markets Index	3,024,540	2,858,205	3/20/20	166,335	—
13	E-mini Russell 2000 Index	1,085,890	1,068,632	3/20/20	17,258	—
111	E-mini S&P 500 Index	17,932,605	17,640,623	3/20/20	291,982	—
21	E-mini S&P MidCap 400 Index	4,336,080	4,285,413	3/20/20	50,667	—
111	Euro STOXX 50 Index	4,642,929	4,652,778	3/20/20	—	(9,849)
29	FTSE 100 Index	2,880,620	2,875,149	3/20/20	5,471	—
15	Nikkei 225 Index (OSE)	3,263,541	3,226,700	3/12/20	36,841	—
					568,554	(9,849)
Total Futures Contracts					$604,497	$(18,832)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
BOA–Bank of America
CHF–Swiss Franc
EUR–Euro
FDR–Fiduciary Depositary Receipt
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
HSBC–Hong Kong and Shanghai Banking Corporation
LVIP Franklin Templeton Global Equity Managed Volatility Fund–12

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
KRW–South Korean Won
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–13

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 26,610,442
Interest	206,539
Foreign taxes withheld	(1,349,090)
25,467,891
EXPENSES:
Management fees	6,562,146
Distribution fees-Service Class	2,343,034
Shareholder servicing fees	295,420
Accounting and administration expenses	256,563
Custodian fees	196,346
Reports and statements to shareholders	95,740
Professional fees	46,677
Trustees’ fees and expenses	30,392
Pricing fees	11,714
Consulting fees	4,351
Other	12,257
Total operating expenses	9,854,640
NET INVESTMENT INCOME	15,613,251
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	21,652,678
Foreign currencies	(77,964)
Foreign currency exchange contracts	939,613
Futures contracts	(70,203,928)
Net realized loss	(47,689,601)
Net change in unrealized appreciation (depreciation) of:
Investments	158,382,111
Foreign currencies	(39,193)
Foreign currency exchange contracts	(278,869)
Futures contracts	(5,317,641)
Net change in unrealized appreciation (depreciation)	152,746,408
NET REALIZED AND UNREALIZED GAIN	105,056,807
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$120,670,058
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 15,613,251	$ 11,731,409
Net realized gain (loss)	(47,689,601)	72,893,209
Net change in unrealized appreciation (depreciation)	152,746,408	(182,501,761)
Net increase (decrease) in net assets resulting from operations	120,670,058	(97,877,143)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,966,601)	(1,220,868)
Service Class	(20,581,919)	(11,303,798)
Return of capital:
Standard Class	(19,165)	—
Service Class	(200,576)	—
	(22,768,261)	(12,524,666)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,755,802	4,346,594
Service Class	83,990,247	140,081,461
Reinvestment of dividends and distributions:
Standard Class	1,985,766	1,220,868
Service Class	20,782,495	11,303,798
	110,514,310	156,952,721
Cost of shares redeemed:
Standard Class	(7,331,414)	(10,038,941)
Service Class	(89,002,517)	(82,246,437)
	(96,333,931)	(92,285,378)
Increase in net assets derived from capital share transactions	14,180,379	64,667,343
NET INCREASE (DECREASE) IN NET ASSETS	112,082,176	(45,734,466)
NET ASSETS:
Beginning of year	960,749,586	1,006,484,052
End of year	$1,072,831,762	$ 960,749,586
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–14

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1,2]	12/31/15
Net asset value, beginning of period	$ 32.180	$ 35.974	$ 30.020	$ 29.762	$ 32.846
Income (loss) from investment operations:
Net investment income[3]	0.598	0.491	0.455	0.433	0.466
Net realized and unrealized gain (loss)	3.511	(3.779)	5.968	0.289	(3.100)
Total from investment operations	4.109	(3.288)	6.423	0.722	(2.634)
Less dividends and distributions from:
Net investment income	(0.636)	(0.506)	(0.469)	(0.464)	(0.450)
Net realized gain	(0.199)	—	—	—	—
Return of capital	(0.006)	—	—	—	—
Total dividends and distributions	(0.841)	(0.506)	(0.469)	(0.464)	(0.450)
Net asset value, end of period	$ 35.448	$ 32.180	$ 35.974	$ 30.020	$ 29.762
Total return[4]	12.80%	(9.14%)	21.41%	2.42%	(8.02%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 84,909	$ 78,653	$ 92,307	$82,911	$ 86,144
Ratio of expenses to average net assets	0.74%	0.73%	0.72%	0.73%	0.74%
Ratio of net investment income to average net assets	1.76%	1.37%	1.36%	1.49%	1.43%
Portfolio turnover	29%	30%	17%	58%	11%

[1]	Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund’s investment portfolio.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–15

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1,2]	12/31/15
Net asset value, beginning of period	$ 32.187	$ 35.975	$ 30.027	$ 29.773	$ 32.853
Income (loss) from investment operations:
Net investment income[3]	0.512	0.401	0.372	0.360	0.383
Net realized and unrealized gain (loss)	3.507	(3.770)	5.961	0.285	(3.093)
Total from investment operations	4.019	(3.369)	6.333	0.645	(2.710)
Less dividends and distributions from:
Net investment income	(0.551)	(0.419)	(0.385)	(0.391)	(0.370)
Net realized gain	(0.199)	—	—	—	—
Return of capital	(0.005)	—	—	—	—
Total dividends and distributions	(0.755)	(0.419)	(0.385)	(0.391)	(0.370)
Net asset value, end of period	$ 35.451	$ 32.187	$ 35.975	$ 30.027	$ 29.773
Total return[4]	12.51%	(9.37%)	21.10%	2.16%	(8.25%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$987,922	$882,097	$914,177	$788,470	$748,619
Ratio of expenses to average net assets	0.99%	0.98%	0.97%	0.98%	0.99%
Ratio of net investment income to average net assets	1.51%	1.12%	1.11%	1.24%	1.18%
Portfolio turnover	29%	30%	17%	58%	11%

[1]	Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund’s investment portfolio.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–16

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation..
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
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LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $10,384 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.65% of the next $300 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   The management fee is calculated daily and paid monthly.
Templeton Investment Counsel, LLC, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC (the “Sub-Advisers”) are each responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisers a fee based on their respective managed portion of the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$57,931
Legal	11,475
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $74,700 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
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LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$577,646
Distribution fees payable to LFD	207,002
Printing and mailing fees payable to Lincoln Life	931
Shareholder servicing fees payable to Lincoln Life	26,072
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities sales of $165,721, which resulted in net realized gains of $5,084.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$276,972,317
Sales	296,286,776
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$853,766,407
Aggregate unrealized appreciation of investments and derivatives	$252,379,954
Aggregate unrealized depreciation of investments and derivatives	(36,811,264)
Net unrealized appreciation of investments and derivatives	$215,568,690
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Franklin Templeton Global Equity Managed Volatility Fund–19

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 1,376,832	$ —	$—	$ 1,376,832
Australia	588,020	—	—	588,020
Brazil	10,411	—	—	10,411
Canada	26,689,245	—	—	26,689,245
China	7,123,474	—	—	7,123,474
France	45,339,017	—	—	45,339,017
Germany	7,881,186	42,429,829	—	50,311,015
Hong Kong	26,572,942	—	—	26,572,942
Ireland	2,954,667	—	—	2,954,667
Israel	1,941,578	—	—	1,941,578
Italy	—	9,406,963	—	9,406,963
Japan	—	58,356,705	—	58,356,705
Luxembourg	3,693,576	4,166,908	—	7,860,484
Macau	840,772	—	—	840,772
Netherlands	34,375,150	—	—	34,375,150
Norway	101,924	6,639,165	—	6,741,089
Republic of Korea	—	18,840,200	—	18,840,200
Singapore	6,194,917	—	—	6,194,917
Switzerland	3,565,868	21,466,390	—	25,032,258
Taiwan	8,610,420	—	—	8,610,420
Thailand	416,317	—	—	416,317
United Arab Emirates	92,973	—	—	92,973
United Kingdom	76,986,006	—	—	76,986,006
United States	590,516,855	—	—	590,516,855
Preferred Stock	—	2,626,807	—	2,626,807
Rights	27,993	—	—	27,993
Corporate Bonds	—	684,235	—	684,235
Money Market Fund	58,281,260	—	—	58,281,260
Short-Term Investment	—	499,756	—	499,756
Total Investments	$904,181,403	$165,116,958	$—	$1,069,298,361
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 1,088	$—	$ 1,088
Futures Contracts	$604,497	$ —	$—	$ 604,497
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(212,990)	$—	$(212,990)
Futures Contracts	$ (18,832)	$ —	$—	$ (18,832)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and mark-to-market on forward contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
LVIP Franklin Templeton Global Equity Managed Volatility Fund–20

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/19	12/31/18
Ordinary income	$16,569,797	$12,524,666
Long-term capital gains	5,978,723	—
Return of capital	219,741	—
Total	$22,768,261	$12,524,666
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (51,969,561)
Other temporary differences	(36,841)
Net unrealized appreciation	215,575,767
Distributable earnings/(accumulated loss)	$163,569,365
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$32,202,124	$19,767,437	$51,969,561
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	110,812	120,929
Service Class	2,487,182	3,930,486
Shares reinvested:
Standard Class	56,531	37,856
Service Class	592,642	350,176
	3,247,167	4,439,447
Shares redeemed:
Standard Class	(216,202)	(280,544)
Service Class	(2,617,861)	(2,286,709)
	(2,834,063)	(2,567,253)
Net increase	413,104	1,872,194
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their
LVIP Franklin Templeton Global Equity Managed Volatility Fund–21

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2019, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 1,088	Receivables and other assets net of liabilities	$(212,990)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	568,554	Receivables and other assets net of liabilities	(9,849)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	35,943	Receivables and other assets net of liabilities	(8,983)
Total		$605,585		$(231,822)
LVIP Franklin Templeton Global Equity Managed Volatility Fund–22

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 939,613	$ (278,869)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(70,906,701)	(8,224,032)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	702,773	2,906,391
Total		$(69,264,315)	$(5,596,510)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$383,986	$21,318,843
Futures contracts (average notional value)	29,866,673	230,802,091
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ 408	$ (878)	$ (470)
Hong Kong Shanghai Bank	246	(178,755)	(178,509)
UBS AG	434	(33,357)	(32,923)
Total	$1,088	$(212,990)	$(211,902)

LVIP Franklin Templeton Global Equity Managed Volatility Fund–23

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ (470)	$—	$—	$—	$—	$ (470)
Hong Kong Shanghai Bank	(178,509)	—	—	—	—	(178,509)
UBS AG	(32,923)	—	—	—	—	(32,923)
Total	$(211,902)	$—	$—	$—	$—	$(211,902)

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Franklin Templeton Global Equity Managed Volatility Fund–25

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–26

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee for the Fund was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed subadviser to the Risk-Management Sleeve of the Fund effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Templeton Investment Counsel, LLC, Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC (together, the “Franklin Templeton Advisers”), each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Franklin Templeton Advisers under each of the subadvisory agreements. The Board reviewed the services provided, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Franklin Templeton Advisers. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–27

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Performance. The Board considered that the subadvisers manage the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the Fund. In its review, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar World Large Stock funds category and the MSCI World Net Return USD Index. The Board considered LIAC’s comments that underperformance of the Fund’s Equity Sleeve over certain periods was due to negative stock selection. The Board concluded that the services provided by the Franklin Templeton Advisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedules, three of which contain breakpoints, and the fees charged by Franklin Templeton Advisers to other clients. The Board considered that LIAC compensates the Franklin Templeton Advisers from its fees and that the subadvisory fee schedules were negotiated between LIAC and the Franklin Templeton Advisers, which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LIAC and Franklin Templeton Advisers, which are unaffiliated with LIAC, and that LIAC compensates the Franklin Templeton Advisers from its fees. The Board reviewed materials provided by the Franklin Templeton Advisers as to any additional benefits they receive and noted their statement that they may receive reputational benefits from their association with the complex, and considered that the Franklin Templeton Advisers may receive research and services from brokerage commissions by the Fund that may be shared with advisory affiliates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Franklin Templeton Global Equity Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Global Equity Managed Volatility Fund–33

LVIP Franklin Templeton Multi-Asset Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Franklin Templeton Multi-Asset Opportunities Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Franklin Advisers, Inc.
The Fund returned 18.98% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Franklin Multi-Asset Opportunities Composite1, returned 19.59% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 8.72%.
Global developed and emerging market stocks posted strong returns during the reporting period. Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.
For the period, the Fund posted a robust absolute return and performed generally in line with its blended benchmark index. Financial markets spent most of 2019 torn between signs that the current expansion is mature and optimism that policymakers stand ready to sustain growth in the years to come. As we continued to see weak global economic growth momentum during 2019, we retained the view that U.S. equities would continue to offer investors more compelling performance potential than other developed markets. In the latter half of 2019, contagion from weakening manufacturing data started to threaten resilience in the services sector. This trend, combined with ongoing trade tensions and global political uncertainties, presented a short-lived headwind to equity investors. However, as the U.S. Federal Reserve changed is monetary policy stance and other global central banks continued their easing path, equity markets and risk assets rallied. In the fourth quarter, news of an initial U.S.-China trade deal and potential Brexit decision furthered investor confidence, leading the global equity markets higher into year-end.
In terms of asset class allocations, the Fund maintained an even to slight underweight to equities during the review period, which detracted from relative performance. Within equities, the Fund maintained a beneficial overweight to the U.S. and underweight to international stocks. This allocation decision strengthened relative performance as U.S. equities outpaced most of their developed market peers.
U.S. equity relative returns were supported by the performance of two growth-oriented funds, Franklin Growth Fund and Franklin Growth Opportunities Fund. Franklin Growth Fund benefited from an overweight to information technology (IT), the top-performing sector in the S&P 500® Index3, and a meaningful underweight to energy, the worst-performing sector in the index. Franklin Growth Opportunities Fund’s outperformance was supported by an overweight to the IT sector and stock selection in the industrials, financials and health care sectors.
Conversely, two equity funds dampened relative results, particularly Franklin Small Cap Value Fund. Small-capitalization (small-cap) stocks underperformed their large-cap peers in 2019, and value stocks trailed their growth peers in the small-cap space. We sold Franklin Small Cap Value Fund during the third quarter of 2019 as we rotated exposure to the U.S. large-cap core space.
Franklin Rising Dividends Fund slightly underperformed its equity benchmark, and the Fund’s large allocation to this underlying fund impaired relative performance. Despite a strong gain over the 12-month period, Franklin Rising Dividends Fund’s underweighting in the IT sector and stock selection in the energy sector caused it to dampen relative returns.
In the non-U.S. equity space, Franklin Mutual Global Discovery Fund strengthened relative returns compared to its benchmark. Despite global value stocks significantly trailing their growth peers during the year, Franklin Mutual Global Discovery Fund outperformed the MSCI EAFE Index4, in part due to an off-benchmark U.S. exposure, but also due to its overweighting in the financials sector.
Fixed income positioning benefited relative performance, with underlying fund selection driving results. For the 12-month period, the Fund averaged a small overweight to the asset class, which was a slight detractor (relative to equities) amid a generally risk-on investment environment.
The Fund’s fixed income component was comprised of iShares Intermediate-Term Corporate Bond ETF, Franklin Total Return Fund and iShares Core U.S. Aggregate Bond ETF. iShares Intermediate-Term Corporate Bond ETF strengthened relative performance, as it benefited from a rally in long-duration assets as well as yield-spread tightening within the investment-grade corporate sector. Franklin Total Return Fund modestly lifted relative results, as its focus on seasoned, shorter-maturity, high-quality adjustable-rate mortgages supported performance.
Portfolio Managers:
Franklin Advisers, Inc.:	Thomas Nelson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–1

LVIP Franklin Templeton Multi-Asset Opportunities Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/14 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Asset Opportunities Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,654 for the Standard Class shares and to $12,476 for the Service Class shares. For comparison, look at how the Franklin Multi-Asset Opportunities Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,701 and $11,989, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 18.98%
Five Years	+ 4.59%
Inception (5/1/14)	+ 4.24%
Service Class Shares
One Year	+ 18.68%
Five Years	+ 4.33%
Inception (5/1/14)	+ 3.98%
1. The Franklin Multi-Asset Opportunities Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation(LIAC), the Fund’s advisor. The Franklin Multi-Asset Opportunities Composite is constructed as follows: 40% S&P 500® Index3, 15% MSCI EAFE Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
4. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–2

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,051.40	0.42%	$2.17
Service Class Shares	1,000.00	1,050.20	0.67%	3.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.42%	$2.14
Service Class Shares	1,000.00	1,021.80	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–3

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.11%
Equity Funds	41.89%
Fixed Income Funds	43.27%
Global Equity Fund	10.74%
International Equity Fund	2.52%
Money Market Fund	1.69%
Total Investments	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%
LVIP Franklin Templeton Multi-Asset Opportunities Fund–4

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.11%
Equity Funds–41.89%
✧Franklin Growth Fund	36,034	$ 4,046,677
✧Franklin Strategic Series– Franklin Growth Opportunities Fund	52,241	2,263,582
✢Franklin Templeton Variable Insurance Products Trust– Franklin Rising Dividends VIP Fund	196,218	5,474,478
iShares Core S&P 500 ETF	5,435	1,756,809
		13,541,546
Fixed Income Funds–43.27%
✧Franklin Total Return Fund	524,540	5,198,197
iShares Core U.S. Aggregate Bond ETF	63,528	7,138,642
iShares Intermediate-Term Corporate Bond ETF	28,493	1,652,024
		13,988,863
Global Equity Fund–10.74%
✧Franklin Mutual Global Discovery Fund	111,382	3,471,772
		3,471,772
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Fund–2.52%
iShares Core MSCI EAFE ETF	12,505	$ 815,826
		815,826
Money Market Fund–1.69%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	545,047	545,047
		545,047
Total Investment Companies (Cost $29,995,661)		32,363,054

TOTAL INVESTMENTS–100.11% (Cost $29,995,661)	32,363,054
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(36,800)
NET ASSETS APPLICABLE TO 2,922,509 SHARES OUTSTANDING–100.00%	$32,326,254
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND STANDARD CLASS ($1,495,733 / 135,150 Shares)	$11.067
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND SERVICE CLASS ($30,830,521 / 2,787,359 Shares)	$11.061
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$29,713,815
Distributable earnings/(accumulated loss)	2,612,439
TOTAL NET ASSETS	$32,326,254

✧ Class R-6 shares.
✢ Class 1 shares.
★ Includes $9,258 payable for fund shares redeemed, $26,288 other accrued expenses payable and $17,331 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–5

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 629,647
Foreign taxes refunded	241
629,888
EXPENSES:
Management fees	212,420
Distribution fees-Service Class	67,666
Accounting and administration expenses	30,223
Professional fees	23,710
Shareholder servicing fees	8,214
Reports and statements to shareholders	2,612
Consulting fees	1,772
Custodian fees	979
Trustees’ fees and expenses	855
Pricing fees	491
Other	4,677
353,619
Less:
Management fees waived	(121,787)
Expenses reimbursed	(45,211)
Total operating expenses	186,621
NET INVESTMENT INCOME	443,267
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(521,661)
Distributions from unaffiliated investment companies	1,217,373
Net realized gain	695,712
Net change in unrealized appreciation (depreciation) of:
Investments	3,510,904
Foreign currencies	5
Net change in unrealized appreciation (depreciation)	3,510,909
NET REALIZED AND UNREALIZED GAIN	4,206,621
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,649,888
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 443,267	$ 316,732
Net realized gain	695,712	697,444
Net change in unrealized appreciation (depreciation)	3,510,909	(2,006,960)
Net increase (decrease) in net assets resulting from operations	4,649,888	(992,784)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(61,725)	(18,179)
Service Class	(1,248,970)	(317,286)
	(1,310,695)	(335,465)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	246,949	20,287
Service Class	5,935,388	7,032,142
Reinvestment of dividends and distributions:
Standard Class	61,725	18,179
Service Class	1,248,970	317,286
	7,493,032	7,387,894
Cost of shares redeemed:
Standard Class	(61,055)	(2,268)
Service Class	(2,109,319)	(1,473,760)
	(2,170,374)	(1,476,028)
Increase in net assets derived from capital share transactions	5,322,658	5,911,866
NET INCREASE IN NET ASSETS	8,661,851	4,583,617
NET ASSETS:
Beginning of year	23,664,403	19,080,786
End of year	$32,326,254	$23,664,403
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–6

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.724	$ 10.258	$ 9.483	$ 9.487	$ 9.938
Income (loss) from investment operations:
Net investment income[1]	0.195	0.174	0.210	0.133	0.161
Net realized and unrealized gain (loss)	1.643	(0.544)	0.808	(0.012)	(0.429)
Total from investment operations	1.838	(0.370)	1.018	0.121	(0.268)
Less dividends and distributions from:
Net investment income	(0.322)	(0.164)	(0.179)	(0.101)	(0.120)
Net realized gain	(0.173)	—	—	(0.024)	(0.063)
Return of capital	—	—	(0.064)	—	—
Total dividends and distributions	(0.495)	(0.164)	(0.243)	(0.125)	(0.183)
Net asset value, end of period	$ 11.067	$ 9.724	$ 10.258	$ 9.483	$ 9.487
Total return[2]	18.98%	(3.61%)	10.74%	1.34%	(2.76%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,496	$ 1,096	$ 1,119	$ 1,040	$ 1,015
Ratio of expenses to average net assets[3]	0.42%	0.42%	0.42%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	1.01%	0.99%	1.01%	1.46%	1.46%
Ratio of net investment income to average net assets	1.80%	1.68%	2.10%	1.42%	1.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.21%	1.11%	1.51%	0.53%	0.72%
Portfolio turnover	10%	11%	56%	98%	55%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–7

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.721	$ 10.258	$ 9.483	$ 9.488	$ 9.938
Income (loss) from investment operations:
Net investment income[1]	0.168	0.148	0.186	0.109	0.136
Net realized and unrealized gain (loss)	1.642	(0.544)	0.807	(0.012)	(0.428)
Total from investment operations	1.810	(0.396)	0.993	0.097	(0.292)
Less dividends and distributions from:
Net investment income	(0.297)	(0.141)	(0.154)	(0.078)	(0.095)
Net realized gain	(0.173)	—	—	(0.024)	(0.063)
Return of capital	—	—	(0.064)	—	—
Total dividends and distributions	(0.470)	(0.141)	(0.218)	(0.102)	(0.158)
Net asset value, end of period	$ 11.061	$ 9.721	$ 10.258	$ 9.483	$ 9.488
Total return[2]	18.68%	(3.85%)	10.47%	1.09%	(3.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 30,831	$ 22,569	$ 17,962	$11,204	$ 10,913
Ratio of expenses to average net assets[3]	0.67%	0.67%	0.67%	0.82%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	1.26%	1.24%	1.26%	1.71%	1.71%
Ratio of net investment income to average net assets	1.55%	1.43%	1.85%	1.17%	1.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.96%	0.86%	1.26%	0.28%	0.47%
Portfolio turnover	10%	11%	56%	98%	55%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–8

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) and mutual funds that are advised by unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP Franklin Templeton Multi-Asset Opportunities Fund–9

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.43% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.42% of the Fund’s average daily net assets for the Standard Class and 0.67% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 38,290	$ 38,290
Franklin Advisers, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$1,616
Legal	319
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $813 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP Franklin Templeton Multi-Asset Opportunities Fund–10

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$10,101
Distribution fees payable to LFD	6,446
Shareholder servicing fees payable to Lincoln Life	784
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
At December 31, 2019, Lincoln Life directly owned 38.65% of the Fund.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$8,372,061
Sales	2,854,713
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$30,029,368
Aggregate unrealized appreciation of investments	$ 2,335,877
Aggregate unrealized depreciation of investments	(2,191)
Net unrealized appreciation of investments	$ 2,333,686
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Franklin Templeton Multi-Asset Opportunities Fund–11

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$32,363,054	$—	$—	$32,363,054
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$477,673	$335,465
Long-term capital gains	833,022	—
Total	$1,310,695	$335,465
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 278,808
Other temporary differences	(1)
Net unrealized appreciation	2,333,632
Distributable earnings/(accumulated loss)	$2,612,439
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	22,411	1,968
Service Class	548,096	679,694
Shares reinvested:
Standard Class	5,576	1,884
Service Class	113,001	32,900
	689,084	716,446
Shares redeemed:
Standard Class	(5,515)	(216)
Service Class	(195,276)	(142,172)
	(200,791)	(142,388)
Net increase	488,293	574,058
7. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–12

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Multi-Asset Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Franklin Templeton Multi-Asset Opportunities Fund–14

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management
LVIP Franklin Templeton Multi-Asset Opportunities Fund–15

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the LVIP Franklin Templeton Multi-Asset Opportunities Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board reviewed the services provided by Franklin, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Franklin. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Franklin Templeton Multi-Asset Opportunities Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Franklin Multi-Asset Opportunities Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group and the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board considered that in January 2017, the Fund’s investment strategy was changed by shifting the Fund’s asset allocation focus to a domestic balanced asset allocation fund and by removing the Fund’s hedge fund and global fixed income fund allocations. The Board concluded that the services provided by Franklin were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule and noted Franklin’s statement that the Fund is a customized multi-asset portfolio and that currently there are no comparable funds advised by Franklin. The Board noted that the subadvisory fee was currently being waived as Franklin is compensated from the management fees from the underlying funds. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party, and that Franklin was waiving its subadvisory fee. The Board reviewed materials provided by Franklin as to any additional benefits it receives and noted Franklin’s statement that it may receive reputational benefits from its association with the complex and that Franklin may receive research and services from brokerage commissions generated by the Fund that may be shared with advisory affiliates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Franklin Templeton Multi-Asset Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Multi-Asset Opportunities Fund–21

LVIP Global Allocation Managed Risk Funds
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Global Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Allocation Managed Risk Funds
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP Global Conservative Allocation Managed Risk Fund returned 15.01% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Conservative Blended Composite1, returned 16.45% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 8.72%.
The LVIP Global Moderate Allocation Managed Risk Fund returned 15.02% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Moderate Blended Composite3, returned 19.95% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond IndexSM, returned 8.72%.
The LVIP Global Growth Allocation Managed Risk Fund returned 15.86% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Growth Blended Composite4, returned 21.70% and its broad-based benchmark index, the Russell 1000® Index5, returned 31.43%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500 Index6 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP Global Allocation Managed Risk Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds. The performance of the LVIP Global Allocation Managed Risk Funds and their underlying funds were impacted by market conditions and style factors during 2019. From a return standpoint, US and non-US equities broadly outperformed fixed income on a relative basis. During 2019, US and non-US equity allocations to growth biased funds generally contributed positively to performance. Conversely, US and non-US equity allocations to value and/or small cap biased funds generally delivered returns below the composite index returns. The fixed income allocations within the LVIP Global Allocation Managed Risk Funds delivered varied returns in 2019. The Funds’ exposure to core and high yield generally outperformed the fixed income portion of the composite index. Conversely, exposure to short duration, global fixed income and Treasury inflation-protected securities detracted from returns on a relative basis.
With respect to the risk management overlay for the LVIP Global Growth Allocation Managed Risk Fund and the LVIP Global Moderate Allocation Managed Risk Fund, the risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Allocation Managed Risk Funds–1

LVIP Global Allocation Managed Risk Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP Global Conservative Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Conservative Allocation Managed Risk Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,234 for the Standard Class shares and to $17,784 for the Service Class shares. For comparison, look at how the Conservative Blended Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $19,721 and $14,445, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 15.01%
Five Years	+ 4.56%
Ten Years	+ 6.19%
Service Class Shares
One Year	+ 14.72%
Five Years	+ 4.30%
Ten Years	+ 5.93%
LVIP Global Moderate Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Moderate Allocation Managed Risk Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,128 for the Standard Class shares and to $17,680 for the Service Class shares. For comparison, look at how the Moderate Blended Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $21,978 and $14,445, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 15.02%
Five Years	+ 4.63%
Ten Years	+ 6.13%
Service Class Shares
One Year	+ 14.73%
Five Years	+ 4.36%
Ten Years	+ 5.86%

LVIP Global Allocation Managed Risk Funds–2

LVIP Global Allocation Managed Risk Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Growth Allocation Managed Risk Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,297 for the Standard Class shares and to $17,845 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $23,093 and $35,610, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 15.86%
Five Years	+ 4.83%
Ten Years	+ 6.23%
Service Class Shares
One Year	+ 15.56%
Five Years	+ 4.57%
Ten Years	+ 5.96%
1. The Conservative Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The Conservative Blended Composite is constructed as follows: 60% Bloomberg Barclays U.S. Aggr egate Bond Index, 21% Russell 1000® Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The Moderate Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Blended Composite is constructed as follows: 40% Bloomberg Barclays U.S. Aggregat e Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
4. The Growth Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Blended Composite is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
5. The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.
6. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Global Allocation Managed Risk Funds–3

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
LVIP Global Conservative Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,044.40	0.31%	$1.60
Service Class Shares	1,000.00	1,043.10	0.56%	2.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,022.30	0.56%	2.85
LVIP Global Moderate Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,055.30	0.30%	$1.55
Service Class Shares	1,000.00	1,054.00	0.55%	2.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80

LVIP Global Allocation Managed Risk Funds–4

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,061.20	0.30%	$1.56
Service Class Shares	1,000.00	1,059.90	0.55%	2.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Global Allocation Managed Risk Funds–5

LVIP Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Conservative Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.62%
Investment Companies	97.62%
Equity Funds	28.38%
Fixed Income Funds	55.50%
Global Equity Fund	1.00%
Global Fixed Income Fund	0.94%
International Equity Funds	11.80%
Unaffiliated Investment	2.41%
Investment Company	2.41%
Money Market Fund	2.41%
Total Investments	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%
LVIP Global Moderate Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.14%
Investment Companies	97.14%
Equity Funds	37.40%
Fixed Income Funds	35.16%
Global Equity Fund	1.98%
Global Fixed Income Fund	0.90%
International Equity Funds	21.70%
Unaffiliated Investment	2.85%
Investment Company	2.85%
Money Market Fund	2.85%
Total Investments	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%
LVIP Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.18%
Investment Companies	97.18%
Equity Funds	41.16%
Fixed Income Funds	25.55%
Global Equity Fund	1.97%
Global Fixed Income Fund	0.88%
International Equity Funds	27.62%
Unaffiliated Investment	2.83%
Investment Company	2.83%
Money Market Fund	2.83%
Total Investments	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%

LVIP Global Allocation Managed Risk Funds–6

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.62%
INVESTMENT COMPANIES–97.62%
Equity Funds–28.38%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Special Opportunities Fund	343,472	$ 12,525,724
LVIP MFS Value Fund	407,128	18,915,968
LVIP SSGA Large Cap 100 Fund	2,898,079	38,045,987
LVIP SSGA Mid-Cap Index Fund	2,092,946	25,115,357
LVIP SSGA S&P 500 Index Fund	7,214,110	151,416,945
LVIP SSGA Small-Cap Index Fund	1,191,918	37,774,276
LVIP T. Rowe Price Growth Stock Fund	1,048,758	51,546,457
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	419,178	12,456,704
		347,797,418
Fixed Income Funds–55.50%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	6,919,169	69,523,808
LVIP Delaware Bond Fund	17,637,751	241,672,467
LVIP JPMorgan High Yield Fund	3,575,038	37,745,251
LVIP PIMCO Low Duration Bond Fund	2,342,960	23,195,299
LVIP SSGA Bond Index Fund	5,012,897	57,447,803
LVIP SSGA Short-Term Bond Index Fund	907,229	9,302,730
LVIP Western Asset Core Bond Fund	23,856,275	241,330,074
		680,217,432
Global Equity Fund–1.00%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	1,260,274	12,312,875
		12,312,875
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.94%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	1,000,125	$ 11,523,441
		11,523,441
International Equity Funds–11.80%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	1,032,418	12,616,150
LVIP MFS International Growth Fund	1,326,417	25,553,415
LVIP Mondrian International Value Fund	1,035,175	17,558,646
LVIP SSGA Developed International 150 Fund	1,532,530	12,496,252
LVIP SSGA Emerging Markets Equity Index Fund	1,133,522	13,077,446
LVIP SSGA International Index Fund	6,432,687	63,316,937
		144,618,846
Total Affiliated Investments (Cost $1,023,084,910)		1,196,470,012
UNAFFILIATED INVESTMENT–2.41%
INVESTMENT COMPANY–2.41%
Money Market Fund–2.41%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	29,511,456	29,511,456
Total Unaffiliated Investment (Cost $29,511,456)		29,511,456

TOTAL INVESTMENTS–100.03% (Cost $1,052,596,366)	1,225,981,468
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(340,594)
NET ASSETS APPLICABLE TO 86,873,045 SHARES OUTSTANDING–100.00%	$1,225,640,874

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–7

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
288	U.S. Treasury 5 yr Notes	$34,159,500	$34,267,730	3/31/20	$—	$(108,230)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–8

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.14%
INVESTMENT COMPANIES–97.14%
Equity Funds–37.40%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Special Opportunities Fund	3,779,965	$ 137,847,755
LVIP SSGA Large Cap 100 Fund	24,021,291	315,351,506
LVIP SSGA Mid-Cap Index Fund	11,571,582	138,858,985
LVIP SSGA S&P 500 Index Fund	61,615,526	1,293,248,282
LVIP SSGA Small-Cap Index Fund	8,772,386	278,014,449
LVIP T. Rowe Price Growth Stock Fund	5,250,293	258,051,885
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	4,636,013	137,768,413
		2,559,141,275
Fixed Income Funds–35.16%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	36,912,986	370,901,683
LVIP Delaware Bond Fund	50,671,969	694,307,319
LVIP JPMorgan High Yield Fund	14,425,836	152,307,983
LVIP PIMCO Low Duration Bond Fund	15,052,346	149,018,223
LVIP SSGA Bond Index Fund	26,799,000	307,116,539
LVIP SSGA Short-Term Bond Index Fund	3,539,227	36,291,233
LVIP Western Asset Core Bond Fund	68,837,053	696,355,634
		2,406,298,614
Global Equity Fund–1.98%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	13,864,715	135,458,267
		135,458,267
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.90%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	5,334,971	$ 61,469,533
		61,469,533
International Equity Funds–21.70%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	11,361,880	138,842,172
LVIP MFS International Growth Fund	16,733,347	322,367,937
LVIP Mondrian International Value Fund	11,386,636	193,140,124
LVIP SSGA Developed International 150 Fund	22,593,499	184,227,388
LVIP SSGA Emerging Markets 100 Fund	8,275,620	71,013,094
LVIP SSGA Emerging Markets Equity Index Fund	16,237,585	187,333,022
LVIP SSGA International Index Fund	39,457,234	388,377,548
		1,485,301,285
Total Affiliated Investments (Cost $5,366,249,636)		6,647,668,974
UNAFFILIATED INVESTMENT–2.85%
INVESTMENT COMPANY–2.85%
Money Market Fund–2.85%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	195,237,581	195,237,581
Total Unaffiliated Investment (Cost $195,237,581)		195,237,581

TOTAL INVESTMENTS–99.99% (Cost $5,561,487,217)	6,842,906,555
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	646,364
NET ASSETS APPLICABLE TO 460,151,656 SHARES OUTSTANDING–100.00%	$6,843,552,919

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–9

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
1,893	U.S. Treasury 5 yr Notes	$224,527,547	$225,238,913	3/31/20	$—	$(711,366)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–10

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.18%
INVESTMENT COMPANIES–97.18%
Equity Funds–41.16%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Special Opportunities Fund	2,350,835	$ 85,730,257
LVIP SSGA Large Cap 100 Fund	29,877,439	392,231,013
LVIP SSGA Mid-Cap Index Fund	28,785,054	345,420,646
LVIP SSGA S&P 500 Index Fund	88,469,992	1,856,896,662
LVIP SSGA Small-Cap Index Fund	13,638,810	432,241,181
LVIP T. Rowe Price Growth Stock Fund	6,496,417	319,298,888
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,883,128	85,677,925
		3,517,496,572
Fixed Income Funds–25.55%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	14,928,055	149,997,099
LVIP Delaware Bond Fund	50,387,450	690,408,846
LVIP JPMorgan High Yield Fund	19,496,534	205,844,405
LVIP PIMCO Low Duration Bond Fund	18,803,724	186,156,862
LVIP SSGA Bond Index Fund	19,496,865	223,434,070
LVIP SSGA Short-Term Bond Index Fund	3,458,838	35,466,926
LVIP Western Asset Core Bond Fund	68,450,308	692,443,318
		2,183,751,526
Global Equity Fund–1.97%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	17,245,291	168,486,488
		168,486,488
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.88%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	6,496,023	$ 74,847,180
		74,847,180
International Equity Funds–27.62%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	14,132,384	172,697,739
LVIP MFS International Growth Fund	23,819,601	458,884,617
LVIP Mondrian International Value Fund	15,458,943	262,214,596
LVIP SSGA Developed International 150 Fund	31,460,938	256,532,485
LVIP SSGA Emerging Markets 100 Fund	10,293,596	88,329,348
LVIP SSGA Emerging Markets Equity Index Fund	20,197,086	233,013,779
LVIP SSGA International Index Fund	90,327,140	889,090,035
		2,360,762,599
Total Affiliated Investments (Cost $6,601,928,126)		8,305,344,365
UNAFFILIATED INVESTMENT–2.83%
INVESTMENT COMPANY–2.83%
Money Market Fund–2.83%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	241,952,077	241,952,077
Total Unaffiliated Investment (Cost $241,952,077)		241,952,077

TOTAL INVESTMENTS–100.01% (Cost $6,843,880,203)	8,547,296,442
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.01%)	(679,831)
NET ASSETS APPLICABLE TO 586,902,763 SHARES OUTSTANDING–100.00%	$8,546,616,611

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–11

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
2,352	U.S. Treasury 5 yr Notes	$278,969,250	$279,853,116	3/31/20	$—	$(883,866)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–12

LVIP Global Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2019
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$1,196,470,012	$6,647,668,974	$8,305,344,365
Unaffiliated investments, at value	29,511,456	195,237,581	241,952,077
Receivable for securities sold	207,861	2,052,354	3,454,747
Cash collateral held at broker for futures contracts	201,600	1,325,100	1,646,400
Receivable for fund shares sold	44,396	1,079,355	60,250
Dividends and interest receivable	37,637	250,392	310,798
Prepaid expenses	3,795	21,005	26,230
TOTAL ASSETS	1,226,476,757	6,847,634,761	8,552,794,867
LIABILITIES:
Due to manager and affiliates	530,559	3,006,285	3,760,687
Payable for fund shares redeemed	244,511	931,546	2,247,128
Other accrued expenses payable	54,188	99,817	115,407
Variation margin due to broker on futures contracts	6,625	44,194	55,034
TOTAL LIABILITIES	835,883	4,081,842	6,178,256
TOTAL NET ASSETS	$1,225,640,874	$6,843,552,919	$8,546,616,611
Affiliated investments, at cost	$1,023,084,910	$5,366,249,636	$6,601,928,126
Unaffiliated investments, at cost	29,511,456	195,237,581	241,952,077
Standard Class:
Net Assets	$ 88,187,336	$ 231,407,461	$ 244,404,602
Shares Outstanding	6,248,866	15,555,925	16,784,616
Net Asset Value Per Share	$ 14.113	$ 14.876	$ 14.561
Service Class:
Net Assets	$1,137,453,538	$6,612,145,458	$8,302,212,009
Shares Outstanding	80,624,179	444,595,731	570,118,147
Net Asset Value Per Share	$ 14.108	$ 14.872	$ 14.562
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$1,056,338,987	$5,844,299,533	$7,254,918,476
Distributable earnings/(accumulated loss)	169,301,887	999,253,386	1,291,698,135
TOTAL NET ASSETS	$1,225,640,874	$6,843,552,919	$8,546,616,611
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–13

LVIP Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2019
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 28,745,802	$147,169,838	$ 180,995,511
Dividends from unaffiliated investments	663,621	4,062,010	4,879,012
Interest	6,025	300,533	440,375
	29,415,448	151,532,381	186,314,898
EXPENSES:
Management fees	3,049,867	16,778,935	21,036,454
Distribution fees-Service Class	2,837,641	16,230,808	20,460,037
Shareholder servicing fees	353,784	1,946,356	2,440,228
Accounting and administration expenses	146,323	530,909	650,836
Reports and statements to shareholders	57,128	317,860	322,504
Professional fees	36,866	95,154	112,588
Trustees’ fees and expenses	35,952	197,343	247,415
Custodian fees	25,199	108,051	134,219
Consulting fees	4,407	7,802	8,853
Pricing fees	777	981	1,036
Other	16,803	75,161	89,552
Total operating expenses	6,564,747	36,289,360	45,503,722
NET INVESTMENT INCOME	22,850,701	115,243,021	140,811,176
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	3,555,413	29,150,265	28,276,550
Sale of unaffiliated investments	416,779	(1,590,555)	2,252,470
Distributions from affiliated investment companies	20,397,732	155,001,437	218,871,902
Distributions from unaffiliated investment companies	2,676,265	14,601,777	9,125,058
Futures contracts	(2,221,102)	(94,145,942)	(147,463,495)
Net realized gain	24,825,087	103,016,982	111,062,485
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	116,301,092	766,886,417	1,075,461,320
Unaffiliated investments	1,823,792	12,066,598	4,110,819
Foreign currencies	(212)	(84,966)	(148,824)
Futures contracts	1,310,939	(75,479,163)	(116,640,047)
Net change in unrealized appreciation (depreciation)	119,435,611	703,388,886	962,783,268
NET REALIZED AND UNREALIZED GAIN	144,260,698	806,405,868	1,073,845,753
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$167,111,399	$921,648,889	$1,214,656,929
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–14

LVIP Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 22,850,701	$ 26,733,826	$ 115,243,021	$ 130,242,359	$ 140,811,176	$ 155,540,560
Net realized gain	24,825,087	50,326,887	103,016,982	240,621,093	111,062,485	314,663,574
Net change in unrealized appreciation (depreciation)	119,435,611	(135,418,221)	703,388,886	(765,482,771)	962,783,268	(1,048,023,867)
Net increase (decrease) in net assets resulting from operations	167,111,399	(58,357,508)	921,648,889	(394,619,319)	1,214,656,929	(577,819,733)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,567,551)	(3,360,599)	(15,090,053)	(6,388,035)	(16,077,125)	(5,512,245)
Service Class	(70,097,755)	(44,592,341)	(424,525,678)	(178,211,252)	(537,835,803)	(187,293,193)
	(75,665,306)	(47,952,940)	(439,615,731)	(184,599,287)	(553,912,928)	(192,805,438)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,403,442	10,958,555	27,031,759	28,077,302	30,782,470	38,484,626
Service Class	50,208,756	53,561,765	157,234,296	227,270,139	108,429,983	271,380,941
Reinvestment of dividends and distributions:
Standard Class	5,567,551	3,360,599	15,090,053	6,388,035	16,077,125	5,512,245
Service Class	70,097,755	44,592,341	424,525,678	178,211,252	537,835,803	187,293,193
	133,277,504	112,473,260	623,881,786	439,946,728	693,125,381	502,671,005
Cost of shares redeemed:
Standard Class	(9,573,969)	(11,189,652)	(33,166,188)	(43,801,990)	(35,656,800)	(40,077,954)
Service Class	(166,785,167)	(204,890,536)	(750,740,876)	(726,166,196)	(963,324,194)	(875,727,424)
	(176,359,136)	(216,080,188)	(783,907,064)	(769,968,186)	(998,980,994)	(915,805,378)
Decrease in net assets derived from capital share transactions	(43,081,632)	(103,606,928)	(160,025,278)	(330,021,458)	(305,855,613)	(413,134,373)
NET INCREASE (DECREASE) IN NET ASSETS	48,364,461	(209,917,376)	322,007,880	(909,240,064)	354,888,388	(1,183,759,544)
NET ASSETS:
Beginning of year	1,177,276,413	1,387,193,789	6,521,545,039	7,430,785,103	8,191,728,223	9,375,487,767
End of year	$1,225,640,874	$1,177,276,413	$6,843,552,919	$6,521,545,039	$8,546,616,611	$ 8,191,728,223
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–15

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 13.097	$ 14.301	$ 13.330	$ 13.188	$ 13.944
Income (loss) from investment operations:
Net investment income[2]	0.297	0.324	0.256	0.249	0.267
Net realized and unrealized gain (loss)	1.651	(0.950)	1.142	0.412	(0.545)
Total from investment operations	1.948	(0.626)	1.398	0.661	(0.278)
Less dividends and distributions from:
Net investment income	(0.366)	(0.367)	(0.328)	(0.304)	(0.294)
Net realized gain	(0.566)	(0.211)	(0.099)	(0.215)	(0.184)
Total dividends and distributions	(0.932)	(0.578)	(0.427)	(0.519)	(0.478)
Net asset value, end of period	$ 14.113	$ 13.097	$ 14.301	$ 13.330	$ 13.188
Total return[3]	15.01%	(4.45%)	10.50%	5.02%	(2.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 88,187	$ 78,617	$ 82,493	$73,615	$ 73,945
Ratio of expenses to average net assets[4]	0.31%	0.30%	0.29%	0.27%	0.27%
Ratio of net investment income to average net assets	2.10%	2.29%	1.82%	1.86%	1.91%
Portfolio turnover	18%	26%	24%	34%	23%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–16

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 13.094	$ 14.294	$ 13.325	$ 13.185	$ 13.939
Income (loss) from investment operations:
Net investment income[2]	0.261	0.288	0.220	0.215	0.232
Net realized and unrealized gain (loss)	1.649	(0.948)	1.141	0.410	(0.543)
Total from investment operations	1.910	(0.660)	1.361	0.625	(0.311)
Less dividends and distributions from:
Net investment income	(0.330)	(0.329)	(0.293)	(0.270)	(0.259)
Net realized gain	(0.566)	(0.211)	(0.099)	(0.215)	(0.184)
Total dividends and distributions	(0.896)	(0.540)	(0.392)	(0.485)	(0.443)
Net asset value, end of period	$ 14.108	$ 13.094	$ 14.294	$ 13.325	$ 13.185
Total return[3]	14.72%	(4.69%)	10.22%	4.75%	(2.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,137,454	$1,098,660	$1,304,701	$1,374,671	$1,357,776
Ratio of expenses to average net assets[4]	0.56%	0.55%	0.54%	0.52%	0.52%
Ratio of net investment income to average net assets	1.85%	2.04%	1.57%	1.61%	1.66%
Portfolio turnover	18%	26%	24%	34%	23%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–17

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 13.850	$ 15.105	$ 13.513	$ 13.341	$ 14.109
Income (loss) from investment operations:
Net investment income[2]	0.288	0.310	0.258	0.222	0.254
Net realized and unrealized gain (loss)	1.761	(1.128)	1.677	0.356	(0.729)
Total from investment operations	2.049	(0.818)	1.935	0.578	(0.475)
Less dividends and distributions from:
Net investment income	(0.347)	(0.370)	(0.336)	(0.253)	(0.284)
Net realized gain	(0.676)	(0.067)	(0.007)	(0.153)	(0.009)
Total dividends and distributions	(1.023)	(0.437)	(0.343)	(0.406)	(0.293)
Net asset value, end of period	$ 14.876	$ 13.850	$ 15.105	$ 13.513	$ 13.341
Total return[3]	15.02%	(5.43%)	14.32%	4.34%	(3.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$231,407	$206,919	$234,424	$210,980	$218,424
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.29%	0.27%	0.27%
Ratio of net investment income to average net assets	1.96%	2.06%	1.77%	1.65%	1.79%
Portfolio turnover	19%	24%	20%	23%	20%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–18

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 13.848	$ 15.100	$ 13.510	$ 13.340	$ 14.107
Income (loss) from investment operations:
Net investment income[2]	0.251	0.272	0.221	0.188	0.218
Net realized and unrealized gain (loss)	1.759	(1.125)	1.676	0.354	(0.728)
Total from investment operations	2.010	(0.853)	1.897	0.542	(0.510)
Less dividends and distributions from:
Net investment income	(0.310)	(0.332)	(0.300)	(0.219)	(0.248)
Net realized gain	(0.676)	(0.067)	(0.007)	(0.153)	(0.009)
Total dividends and distributions	(0.986)	(0.399)	(0.307)	(0.372)	(0.257)
Net asset value, end of period	$ 14.872	$ 13.848	$ 15.100	$ 13.510	$ 13.340
Total return[3]	14.73%	(5.67%)	14.04%	4.08%	(3.62%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,612,145	$6,314,626	$7,196,361	$6,959,522	$7,084,595
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.54%	0.52%	0.52%
Ratio of net investment income to average net assets	1.71%	1.81%	1.52%	1.40%	1.54%
Portfolio turnover	19%	24%	20%	23%	20%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–19

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 13.467	$ 14.765	$ 13.058	$ 12.711	$ 13.474
Income (loss) from investment operations:
Net investment income[2]	0.275	0.288	0.264	0.228	0.246
Net realized and unrealized gain (loss)	1.826	(1.224)	1.778	0.377	(0.743)
Total from investment operations	2.101	(0.936)	2.042	0.605	(0.497)
Less dividends and distributions from:
Net investment income	(0.331)	(0.362)	(0.335)	(0.258)	(0.266)
Net realized gain	(0.676)	—	—	—	—
Total dividends and distributions	(1.007)	(0.362)	(0.335)	(0.258)	(0.266)
Net asset value, end of period	$ 14.561	$ 13.467	$ 14.765	$ 13.058	$ 12.711
Total return[3]	15.86%	(6.33%)	15.63%	4.75%	(3.69%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$244,405	$215,402	$231,178	$199,014	$197,206
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.29%	0.27%	0.27%
Ratio of net investment income to average net assets	1.91%	1.96%	1.87%	1.77%	1.82%
Portfolio turnover	17%	22%	19%	21%	22%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–20

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 13.470	$ 14.763	$ 13.059	$ 12.713	$ 13.475
Income (loss) from investment operations:
Net investment income[2]	0.239	0.251	0.229	0.195	0.212
Net realized and unrealized gain (loss)	1.823	(1.220)	1.775	0.377	(0.742)
Total from investment operations	2.062	(0.969)	2.004	0.572	(0.530)
Less dividends and distributions from:
Net investment income	(0.294)	(0.324)	(0.300)	(0.226)	(0.232)
Net realized gain	(0.676)	—	—	—	—
Total dividends and distributions	(0.970)	(0.324)	(0.300)	(0.226)	(0.232)
Net asset value, end of period	$ 14.562	$ 13.470	$ 14.763	$ 13.059	$ 12.713
Total return[3]	15.56%	(6.56%)	15.34%	4.49%	(3.93%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,302,212	$7,976,326	$9,144,310	$8,659,383	$8,877,001
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.54%	0.52%	0.52%
Ratio of net investment income to average net assets	1.66%	1.71%	1.62%	1.52%	1.57%
Portfolio turnover	17%	22%	19%	21%	22%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–21

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Conservative Allocation Managed Risk Fund is to seek a high level of current income with some consideration given to growth of capital.
The investment objective of the LVIP Global Moderate Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2019, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Global Allocation Managed Risk Funds–22

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Administrative	$69,720	$383,574	$481,332
Legal	13,817	76,018	95,407
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2019, these fees were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Printing and mailing	$31,943	$218,606	$155,372
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
LVIP Global Allocation Managed Risk Funds–23

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, each Fund had liabilities payable to affiliates as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$259,199	$1,441,814	$1,799,682
Distribution fees payable to LFD	240,571	1,393,327	1,748,537
Printing and mailing fees payable to Lincoln Life	722	3,894	3,705
Shareholder servicing fees payable to Lincoln Life	30,067	167,250	208,763
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$10,886	$ 102	$ 5,854
Sales	54,685	137,498	90,488
Net realized loss	(2,202)	(3,995)	(2,560)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.62%@
Equity Funds-28.38%@
‡,✧✧LVIP Delaware Special Opportunities Fund	$ —	$ 12,361,742	$ 110,600	$ 1,940	$ 272,642	$ 12,525,724	343,472	$ 139,352	$ —
✧✧LVIP MFS Value Fund	11,380,169	6,654,638	2,358,643	(18,197)	3,258,001	18,915,968	407,128	299,718	220,306
✧✧LVIP SSGA Large Cap 100 Fund	33,954,484	5,594,337	6,793,116	(9,007)	5,299,289	38,045,987	2,898,079	952,471	2,659,430
LVIP Global Allocation Managed Risk Funds–24

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Conservative Allocation Managed Risk Fund (continued)
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
✧✧LVIP SSGA Mid-Cap Index Fund	$ 22,544,492	$ 4,164,053	$ 4,403,674	$ 22,592	$ 2,787,894	$ 25,115,357	2,092,946	$ 302,877	$ 2,477,055
✧✧LVIP SSGA S&P 500 Index Fund	108,098,787	30,736,183	14,761,737	529,684	26,814,028	151,416,945	7,214,110	2,379,784	5,435,136
✧✧LVIP SSGA Small-Cap Index Fund	55,965,965	5,646,798	32,834,942	(1,638,531)	10,634,986	37,774,276	1,191,918	348,128	1,822,997
✧✧LVIP T. Rowe Price Growth Stock Fund	45,325,112	9,219,799	13,357,569	230,428	10,128,687	51,546,457	1,048,758	35,963	3,141,307
‡,✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	—	12,346,908	110,600	1,068	219,328	12,456,704	419,178	19,520	104,998
Fixed Income Funds-55.50%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	66,563,132	18,196,265	17,739,658	(86,631)	2,590,700	69,523,808	6,919,169	1,579,340	—
✧✧LVIP Delaware Bond Fund	232,313,198	26,800,931	28,463,678	(179,620)	11,201,636	241,672,467	17,637,751	7,317,654	2,159,427
✧✧LVIP JPMorgan High Yield Fund	35,798,315	3,724,410	4,223,750	(51,422)	2,497,698	37,745,251	3,575,038	2,080,213	—
✧✧LVIP PIMCO Low Duration Bond Fund	40,231,648	2,741,376	20,204,079	147,167	279,187	23,195,299	2,342,960	718,069	—
✧✧LVIP SSGA Bond Index Fund	57,814,026	4,894,258	8,332,379	144,939	2,926,959	57,447,803	5,012,897	1,557,616	—
✧✧LVIP SSGA Short-Term Bond Index Fund	11,498,256	831,758	3,326,221	109,744	189,193	9,302,730	907,229	229,982	6,929
✧✧LVIP Western Asset Core Bond Fund	229,226,769	23,701,823	28,083,265	(96,527)	16,581,274	241,330,074	23,856,275	6,641,616	—
Global Equity Fund-1.00%@
✧✧LVIP BlackRock Global Real Estate Fund	12,456,839	12,245,982	15,566,643	1,240,625	1,936,072	12,312,875	1,260,274	464,004	488,522
Global Fixed Income Fund-0.94%@
✧✧LVIP Global Income Fund	11,594,097	982,734	1,513,306	64,227	395,689	11,523,441	1,000,125	300,827	—
International Equity Funds-11.80%@
‡,✧✧LVIP Loomis Sayles Global Growth Fund	—	12,231,569	110,600	2,718	492,463	12,616,150	1,032,418	6,405	2,774
✧✧LVIP MFS International Growth Fund	28,735,229	2,058,988	10,714,601	1,938,559	3,535,240	25,553,415	1,326,417	373,456	1,284,332
✧✧LVIP Mondrian International Value Fund	17,137,369	2,828,563	4,458,564	229,692	1,821,586	17,558,646	1,035,175	625,378	391,753
✧✧LVIP SSGA Developed International 150 Fund	11,894,138	2,291,834	2,925,319	89,740	1,145,859	12,496,252	1,532,530	507,503	150,412
✧✧LVIP SSGA Emerging Markets Equity Index Fund	35,939,870	2,884,152	28,230,519	1,004,782	1,479,161	13,077,446	1,133,522	297,946	52,354
✧✧LVIP SSGA International Index Fund	53,806,044	8,238,890	8,418,960	(122,557)	9,813,520	63,316,937	6,432,687	1,567,980	—
Total	$1,122,277,939	$211,377,991	$257,042,423	$ 3,555,413	$116,301,092	$1,196,470,012		$28,745,802	$20,397,732

@ As a percentage of Net Assets as of December 31, 2019.
‡ Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–25

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Moderate Allocation Managed Risk Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.14%@
Equity Funds-37.40%@
‡,✧✧LVIP Delaware Special Opportunities Fund	$ —	$ 135,880,119	$ 1,051,157	$ 14,774	$ 3,004,019	$ 137,847,755	3,779,965	$ 1,533,209	$ —
✧✧LVIP SSGA Large Cap 100 Fund	248,839,080	73,292,556	46,224,066	(1,209,537)	40,653,473	315,351,506	24,021,291	7,887,080	21,813,993
✧✧LVIP SSGA Mid-Cap Index Fund	124,077,540	20,585,890	21,196,586	(79,752)	15,471,893	138,858,985	11,571,582	1,672,925	13,545,247
✧✧LVIP SSGA S&P 500 Index Fund	1,001,862,166	184,430,092	134,501,482	18,218,246	223,239,260	1,293,248,282	61,615,526	20,305,901	45,534,649
✧✧LVIP SSGA Small-Cap Index Fund	369,876,608	35,523,357	187,604,086	(8,132,672)	68,351,242	278,014,449	8,772,386	2,559,687	13,273,932
✧✧LVIP T. Rowe Price Growth Stock Fund	249,440,521	44,280,671	91,567,350	3,415,660	52,482,383	258,051,885	5,250,293	179,861	17,187,330
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	125,681,404	10,509,757	31,722,636	3,674,805	29,625,083	137,768,413	4,636,013	215,670	9,200,800
Fixed Income Funds-35.16%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	381,086,196	64,757,143	89,201,541	(961,895)	15,221,780	370,901,683	36,912,986	8,417,124	—
✧✧LVIP Delaware Bond Fund	658,491,064	108,303,512	101,522,557	(1,752,000)	30,787,300	694,307,319	50,671,969	20,940,611	6,197,608
✧✧LVIP JPMorgan High Yield Fund	144,215,209	15,385,389	17,049,990	(552,791)	10,310,166	152,307,983	14,425,836	8,381,676	—
✧✧LVIP PIMCO Low Duration Bond Fund	197,877,311	17,774,105	68,063,636	443,832	986,611	149,018,223	15,052,346	4,599,309	—
✧✧LVIP SSGA Bond Index Fund	307,529,695	30,639,283	47,233,394	(238,488)	16,419,443	307,116,539	26,799,000	8,314,669	—
✧✧LVIP SSGA Short-Term Bond Index Fund	35,976,548	3,825,607	4,294,891	58,621	725,348	36,291,233	3,539,227	872,864	27,006
✧✧LVIP Western Asset Core Bond Fund	644,281,090	97,371,732	89,817,703	(1,470,367)	45,990,882	696,355,634	68,837,053	19,145,000	—
Global Equity Fund-1.98%@
✧✧LVIP BlackRock Global Real Estate Fund	96,830,612	105,243,649	89,819,670	6,481,109	16,722,567	135,458,267	13,864,715	4,832,829	5,368,992
Global Fixed Income Fund-0.90%@
✧✧LVIP Global Income Fund	61,541,006	6,256,839	8,752,760	173,127	2,251,321	61,469,533	5,334,971	1,603,091	—
International Equity Funds-21.70%@
‡,✧✧LVIP Loomis Sayles Global Growth Fund	—	134,447,823	1,051,157	25,889	5,419,617	138,842,172	11,361,880	70,417	30,496
✧✧LVIP MFS International Growth Fund	353,979,886	23,046,632	121,844,864	22,651,728	44,534,555	322,367,937	16,733,347	4,706,769	15,717,993
✧✧LVIP Mondrian International Value Fund	181,343,685	28,414,778	38,203,847	186,070	21,399,438	193,140,124	11,386,636	6,872,438	4,158,649
✧✧LVIP SSGA Developed International 150 Fund	174,573,477	30,602,740	38,867,063	202,317	17,715,917	184,227,388	22,593,499	7,474,695	2,195,491
✧✧LVIP SSGA Emerging Markets 100 Fund	132,824,491	13,297,202	74,496,341	(15,501,691)	14,889,433	71,013,094	8,275,620	2,617,205	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	263,309,423	21,156,637	126,453,037	6,588,659	22,731,340	187,333,022	16,237,585	4,321,512	749,251
✧✧LVIP SSGA International Index Fund	364,138,479	24,183,393	64,812,291	(3,085,379)	67,953,346	388,377,548	39,457,234	9,645,296	—
Total	$6,117,775,491	$1,229,208,906	$1,495,352,105	$ 29,150,265	$766,886,417	$6,647,668,974		$147,169,838	$155,001,437

@ As a percentage of Net Assets as of December 31, 2019.
‡ Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–26

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Growth Allocation Managed Risk Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.18%@
Equity Funds-41.16%@
‡,✧✧LVIP Delaware Special Opportunities Fund	$ —	$ 84,570,451	$ 719,310	$ 12,952	$ 1,866,164	$ 85,730,257	2,350,835	$ 953,484	$ —
✧✧LVIP SSGA Large Cap 100 Fund	313,088,878	88,611,346	58,787,333	(2,391,893)	51,710,015	392,231,013	29,877,439	9,817,186	27,157,880
✧✧LVIP SSGA Mid-Cap Index Fund	312,241,272	48,597,397	53,998,526	(316,700)	38,897,203	345,420,646	28,785,054	4,164,629	33,726,886
✧✧LVIP SSGA S&P 500 Index Fund	1,473,823,761	261,637,269	230,713,057	27,957,660	324,191,029	1,856,896,662	88,469,992	29,177,845	65,710,985
✧✧LVIP SSGA Small-Cap Index Fund	519,330,830	50,547,583	223,309,662	(21,301,836)	106,974,266	432,241,181	13,638,810	3,982,622	20,659,084
✧✧LVIP T. Rowe Price Growth Stock Fund	313,863,586	53,992,300	118,296,971	4,344,161	65,395,812	319,298,888	6,496,417	222,718	21,351,166
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	79,070,522	6,976,675	21,240,480	3,359,420	17,511,788	85,677,925	2,883,128	134,226	5,727,165
Fixed Income Funds-25.55%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	220,401,425	14,219,018	93,729,541	(58,392)	9,164,589	149,997,099	14,928,055	3,406,619	—
✧✧LVIP Delaware Bond Fund	632,825,394	122,938,177	93,062,149	(1,445,998)	29,153,422	690,408,846	50,387,450	20,821,881	6,167,599
✧✧LVIP JPMorgan High Yield Fund	196,367,709	23,624,821	27,452,702	(661,637)	13,966,214	205,844,405	19,496,534	11,336,566	—
✧✧LVIP PIMCO Low Duration Bond Fund	215,910,139	25,838,463	56,535,166	168,421	775,005	186,156,862	18,803,724	5,750,261	—
✧✧LVIP SSGA Bond Index Fund	225,480,480	25,516,119	39,473,805	(215,657)	12,126,933	223,434,070	19,496,865	6,053,853	—
✧✧LVIP SSGA Short-Term Bond Index Fund	35,561,787	4,079,059	4,930,334	58,035	698,379	35,466,926	3,458,838	853,713	26,413
✧✧LVIP Western Asset Core Bond Fund	634,026,592	111,340,852	96,266,699	(1,707,507)	45,050,080	692,443,318	68,450,308	19,052,202	—
Global Equity Fund-1.97%@
✧✧LVIP BlackRock Global Real Estate Fund	173,918,672	81,567,910	122,063,903	10,930,754	24,133,055	168,486,488	17,245,291	6,033,983	6,683,298
Global Fixed Income Fund-0.88%@
✧✧LVIP Global Income Fund	75,792,209	8,537,124	12,485,175	260,141	2,742,881	74,847,180	6,496,023	1,953,485	—
International Equity Funds-27.62%@
‡,✧✧LVIP Loomis Sayles Global Growth Fund	—	167,359,549	1,438,620	35,662	6,741,148	172,697,739	14,132,384	87,653	37,961
✧✧LVIP MFS International Growth Fund	500,292,277	31,538,199	167,557,753	14,442,944	80,168,950	458,884,617	23,819,601	6,705,037	21,979,229
✧✧LVIP Mondrian International Value Fund	249,067,468	35,955,094	52,133,080	(2,287,380)	31,612,494	262,214,596	15,458,943	9,337,191	5,651,448
✧✧LVIP SSGA Developed International 150 Fund	245,932,245	40,852,009	55,184,209	(457,190)	25,389,630	256,532,485	31,460,938	10,416,137	3,060,161
✧✧LVIP SSGA Emerging Markets 100 Fund	167,121,534	15,826,436	93,767,042	(8,361,091)	7,509,511	88,329,348	10,293,596	3,257,788	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	331,304,905	24,693,954	159,487,504	8,298,729	28,203,695	233,013,779	20,197,086	5,379,259	932,627
✧✧LVIP SSGA International Index Fund	843,346,965	48,549,707	151,898,646	(2,387,048)	151,479,057	889,090,035	90,327,140	22,097,173	—
Total	$7,758,768,650	$1,377,369,512	$1,934,531,667	$ 28,276,550	$1,075,461,320	$8,305,344,365		$180,995,511	$218,871,902

@ As a percentage of Net Assets as of December 31, 2019.
‡ Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–27

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$216,091,423	$1,252,742,560	$1,391,427,543
Sales	291,958,373	1,668,638,033	2,041,113,936
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$1,065,795,412	$5,626,349,283	$6,934,565,761
Aggregate unrealized appreciation of investments and derivatives	$ 160,515,069	$1,219,215,549	$1,615,775,563
Aggregate unrealized depreciation of investments and derivatives	(329,013)	(2,658,277)	(3,044,882)
Net unrealized appreciation of investments and derivatives	$ 160,186,056	$1,216,557,272	$1,612,730,681
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Global Allocation Managed Risk Funds–28

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2019:
Level 1	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$1,196,470,012	$6,647,668,974	$8,305,344,365
Unaffiliated Investment Companies	29,511,456	195,237,581	241,952,077
Total Investments	$1,225,981,468	$6,842,906,555	$8,547,296,442
Derivatives:
Liabilities:
Futures Contracts	$ (108,230)	$ (711,366)	$ (883,866)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Year ended December 31, 2019
Ordinary income	$61,485,896	$300,226,557	$215,553,468
Long-term capital gains	14,179,410	139,389,174	338,359,460
Total	$75,665,306	$439,615,731	$553,912,928
Year ended December 31, 2018
Ordinary income	$29,140,462	$153,104,531	$192,805,437
Long-term capital gains	18,812,478	31,494,756	—
Total	$47,952,940	$184,599,287	$192,805,437
LVIP Global Allocation Managed Risk Funds–29

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Undistributed long-term capital gains	$ 22,446,391	$ 84,474,296	$ 65,941,099
Other temporary differences	(13,330,559)	(301,778,182)	(386,973,645)
Net unrealized appreciation	160,186,055	1,216,557,272	1,612,730,681
Distributable earnings/(accumulated loss)	$169,301,887	$ 999,253,386	$1,291,698,135
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification for the LVIP Global Conservative Allocation Managed Risk Fund and the LVIP Global Moderate Allocation Managed Risk Fund. For the year ended December 31, 2019, the LVIP Global Growth Allocation Managed Risk Fund recorded the following permanent reclassifications primarily related to prior year tax return updates:
LVIP Global Growth Allocation Managed Risk Fund
Distributable Earnings/(Accumulated Loss)	$(20,846,884)
Paid-in capital	20,846,884
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	529,275	777,989	1,843,044	1,875,932	2,162,702	2,651,978
Service Class	3,579,534	3,780,706	10,700,392	15,108,548	7,594,163	18,370,335
Shares reinvested:
Standard Class	395,775	249,817	1,028,499	456,493	1,124,798	410,933
Service Class	4,991,311	3,307,570	28,997,220	12,718,855	37,707,453	13,956,760
	9,495,895	8,116,082	42,569,155	30,159,828	48,589,116	35,390,006
Shares redeemed:
Standard Class	(678,922)	(793,490)	(2,256,106)	(2,911,101)	(2,497,322)	(2,725,983)
Service Class	(11,852,358)	(14,458,189)	(51,089,151)	(48,411,530)	(67,342,853)	(59,565,686)
	(12,531,280)	(15,251,679)	(53,345,257)	(51,322,631)	(69,840,175)	(62,291,669)
Net decrease	(3,035,385)	(7,135,597)	(10,776,102)	(21,162,803)	(21,251,059)	(26,901,663)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in
LVIP Global Allocation Managed Risk Funds–30

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2019 were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$—	Variation margin due to broker on futures contracts	$(108,230)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,903,143)	$ 2,265,314
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(91,878)	56,649
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,773,919	(1,011,024)
Total		$(2,221,102)	$ 1,310,939
Fair values of derivative instruments as of December 31, 2019 were as follows:
LVIP Global Moderate Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$—	Variation margin due to broker on futures contracts	$(711,366)

LVIP Global Allocation Managed Risk Funds–31

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(115,471,074)	$(55,644,092)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,797,618)	3,007,200
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	25,122,750	(22,842,271)
Total		$ (94,145,942)	$(75,479,163)
Fair values of derivative instruments as of December 31, 2019 were as follows:
LVIP Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$—	Variation margin due to broker on futures contracts	$(883,866)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP Global Allocation Managed Risk Funds–32

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(173,317,952)	$ (88,268,790)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(7,461,112)	5,403,457
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	33,315,569	(33,774,714)
Total		$(147,463,495)	$(116,640,047)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP Global Conservative Allocation Managed Risk Fund	$ 40,043,916	$ 6,108,508
LVIP Global Moderate Allocation Managed Risk Fund	523,760,759	316,015,760
LVIP Global Growth Allocation Managed Risk Fund	706,983,469	495,963,469
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Global Allocation Managed Risk Funds–33

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Global Allocation Managed Risk Funds–34

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Global Allocation Managed Risk Funds–35

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the each Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund's net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund's investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-year period ended March 31, 2019. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund's performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Global Allocation Managed Risk Funds–36

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP Global Conservative Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 30% to 50% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the Equity Sleeve of the LVIP Global Moderate Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the Equity Sleeve of the LVIP Global Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group. The Board considered that the net expense ratio of the LVIP Global Conservative Allocation Managed Risk Fund (plus acquired fund fees and expenses (“AFFE”)) was the same as the median expense ratio of its Morningstar peer group (including AFFE), that the net expense ratio of the LVIP Global Moderate Allocation Managed Risk Fund (plus AFFE) was higher than the median expense ratio of its Morningstar peer group (including AFFE) and that the net expense ratio for the LVIP Global Growth Allocation Managed Risk Fund was lower than the median net expense ratio (plus AFFE) of its Morningstar peer group (including AFFE). The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
LVIP Global Allocation Managed Risk Funds–37

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable subadvised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Global Allocation Managed Risk Funds–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Global Allocation Managed Risk Funds–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Global Allocation Managed Risk Funds–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Global Allocation Managed Risk Funds–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Global Allocation Managed Risk Funds–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Allocation Managed Risk Funds–43

LVIP Global Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Global Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Franklin Advisers, Inc.
Mondrian Investment Partners Limited
The Fund returned 6.74% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the FTSE World Government Bond Index1, returned 5.90%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500 Index2 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund, sub-advised by Mondrian Investment Partners Limited (“Mondrian”) and Franklin Advisers, Inc. (“Franklin”), invests mainly in fixed income securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. During the calendar year 2019, the Fund outperformed the benchmark, mostly driven by the currency positions. Specifically, the Fund’s overweight to U.S. dollar and underweight to Euro contributed to relative performance. The Fund’s modest exposure in Investment
Grade (IG) and High Yield (HY) corporate bonds also helped performance. Corporate bonds performed well because credit spreads narrowed considerably during the year, due to easy monetary policies from global central banks, strong technical demand, and healthy corporate fundamentals. However, the Fund’s shorter duration positioning versus the benchmark negatively impacted performance as interest rates fell across the curve.
During the period, the Fund used derivatives, such as currency forwards, interest swaps, and credit default swaps (CDX) for hedging purposes and for efficient portfolio management when the sub-advisers determined that it was more cost or tax efficient to use a derivative instrument than investing directly in the underlying bond or currency market. The Fund’s derivatives exposure was beneficial to relative performance over the fiscal year.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Franklin Advisers, Inc.:	Michael Hasenstab
Christine Zhu
Sonal Desai
David Yuen
Tina Chou
Kent Burns
Mondrian Investment Partners Limited:	David Wakefield
Matthew Day
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Income Fund–1

LVIP Global Income Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Income Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,308 for the Standard Class shares and to $12,981 for the Service Class shares. For comparison, look at how the FTSE World Government Bond Index did over the same period. The same $10,000 investment would have increased to $12,012. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 6.74%
Five Years	+ 2.39%
Ten Years	+ 2.90%
Service Class Shares
One Year	+ 6.47%
Five Years	+ 2.13%
Ten Years	+ 2.64%
1. The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. WGBI provides a broad benchmark for the global sovereign fixed income market. WGBI USD is a sub-index denominated in U.S. dollar.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Global Income Fund–2

LVIP Global Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,014.90	0.70%	$3.56
Service Class Shares	1,000.00	1,013.60	0.95%	4.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.70%	$3.57
Service Class Shares	1,000.00	1,020.40	0.95%	4.84

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund
Security Type/Country Allocations and Credit Quality Ratings (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.86%
Agency Mortgage-Backed Securities	0.75%
Corporate Bonds	3.49%
Municipal Bonds	0.59%
Non-Agency Asset-Backed Securities	3.90%
Non-Agency Collateralized Mortgage Obligations	0.54%
Non-Agency Commercial Mortgage-Backed Securities	0.40%
Loan Agreements	0.83%
Sovereign Bonds	50.32%
Supranational Banks	2.80%
U.S. Treasury Obligations	28.21%
Common Stock	0.01%
Warrants	0.00%
Exchange-Traded Fund	0.02%
Money Market Fund	6.11%
Total Investments	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Net Assets	100.00%

Country*	Percentage of Net Assets
Angola	0.03%
Australia	2.47%
Brazil	1.43%
Byelorussian Ssr	0.03%
Canada	1.55%
Cayman Islands	1.66%
Chile	0.02%
China	0.18%
Colombia	0.06%
Denmark	0.05%
Dominican Republic	0.02%
France	3.33%
Gabon	0.03%
Germany	3.00%
Ghana	0.23%
India	0.67%
Indonesia	1.37%
Iraq	0.03%
Ireland	0.42%
Italy	5.02%
Japan	13.00%
Kazakhstan	0.03%
Luxembourg	1.40%
Malaysia	0.84%
Mexico	4.41%
Netherlands	2.63%
New Zealand	3.32%
Norway	0.71%
Philippines	1.42%
Republic of Korea	1.45%
Russia	0.03%
Singapore	2.46%
South Africa	0.03%
Spain	0.17%
Sweden	0.66%
Country*	Percentage of Net Assets
Switzerland	0.03%
Thailand	0.67%
Togo	0.03%
Tunisia	0.04%
Ukraine	0.03%
United Arab Emirates	0.04%
United Kingdom	1.56%
United States	37.11%
Uruguay	0.03%
Total	93.70%

*	Allocation includes all investments except for short-term investments and money market fund.

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	32.90%
AAA	20.87%
AA	8.48%
A	19.72%
BBB	7.35%
BB	2.05%
B	0.60%
CCC	0.01%
Non-Rated	8.02%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.
LVIP Global Income Fund–4

LVIP Global Income Fund
Statement of Net Assets
December 31, 2019
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.86%
•Fannie Mae Connecticut Avenue Securities
Series 2013-C01 M2 7.04% (LIBOR01M + 5.25%) 10/25/23	450,866	$ 497,642
Series 2014-C02 1M2 4.39% (LIBOR01M + 2.60%) 5/25/24	713,265	742,181
Series 2014-C03 1M2 4.79% (LIBOR01M + 3.00%) 7/25/24	674,934	709,977
Series 2014-C03 2M2 4.69% (LIBOR01M + 2.90%) 7/25/24	270,139	281,539
Series 2014-C04 1M2 6.69% (LIBOR01M + 4.90%) 11/25/24	297,232	326,447
Series 2014-C04 2M2 6.79% (LIBOR01M + 5.00%) 11/25/24	264,434	285,313
Series 2015-C01 1M2 6.09% (LIBOR01M + 4.30%) 2/25/25	290,337	309,116
Series 2015-C01 2M2 6.34% (LIBOR01M + 4.55%) 2/25/25	285,216	296,323
Series 2015-C02 1M2 5.79% (LIBOR01M + 4.00%) 5/25/25	477,277	506,286
Series 2015-C02 2M2 5.79% (LIBOR01M + 4.00%) 5/25/25	238,000	245,986
Series 2015-C03 1M2 6.79% (LIBOR01M + 5.00%) 7/25/25	160,353	174,733
Series 2015-C03 2M2 6.79% (LIBOR01M + 5.00%) 7/25/25	331,031	351,485
Series 2016-C01 2M2 8.74% (LIBOR01M + 6.95%) 8/25/28	333,590	364,300
Series 2016-C04 1M2 6.04% (LIBOR01M + 4.25%) 1/25/29	210,000	223,276
Series 2017-C01 1M2 5.34% (LIBOR01M + 3.55%) 7/25/29	465,000	492,345
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN1 M2 3.99% (LIBOR01M + 2.20%) 2/25/24	100,745	101,819
Series 2014-DN2 M3 5.39% (LIBOR01M + 3.60%) 4/25/24	250,000	265,657
Series 2014-DN3 M3 5.79% (LIBOR01M + 4.00%) 8/25/24	162,276	172,904
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
Series 2014-HQ1 M3 5.89% (LIBOR01M + 4.10%) 8/25/24	393,572	$ 417,056
Series 2014-HQ2 M3 5.54% (LIBOR01M + 3.75%) 9/25/24	700,000	756,903
Series 2015-DN1 M3 5.94% (LIBOR01M + 4.15%) 1/25/25	604,684	630,830
Series 2015-DNA1 M3 5.09% (LIBOR01M + 3.30%) 10/25/27	250,000	266,700
Series 2015-DNA2 M3 5.69% (LIBOR01M + 3.90%) 12/25/27	750,000	776,100
Series 2015-DNA3 M2 4.64% (LIBOR01M + 2.85%) 4/25/28	229,299	231,535
Series 2015-HQ1 M3 5.59% (LIBOR01M + 3.80%) 3/25/25	580,697	595,836
Series 2015-HQ2 M3 5.04% (LIBOR01M + 3.25%) 5/25/25	250,000	263,769
Series 2015-HQA1 M2 4.44% (LIBOR01M + 2.65%) 3/25/28	68,378	68,489
Series 2015-HQA1 M3 6.49% (LIBOR01M + 4.70%) 3/25/28	250,000	266,230
Series 2015-HQA2 M2 4.59% (LIBOR01M + 2.80%) 5/25/28	141,774	142,498
Series 2016-DNA1 M3 7.34% (LIBOR01M + 5.55%) 7/25/28	500,000	553,304
Series 2016-DNA2 M3 6.44% (LIBOR01M + 4.65%) 10/25/28	475,866	512,379
Series 2016-HQA1 M2 4.54% (LIBOR01M + 2.75%) 9/25/28	94,012	94,259
Series 2016-HQA2 M2 4.04% (LIBOR01M + 2.25%) 11/25/28	71,834	72,103
Series 2016-HQA2 M3 6.94% (LIBOR01M + 5.15%) 11/25/28	250,000	273,745
Series 2017-DNA1 M2 5.04% (LIBOR01M + 3.25%) 7/25/29	500,000	525,730
Series 2017-DNA2 M2 5.24% (LIBOR01M + 3.45%) 10/25/29	400,000	426,497
LVIP Global Income Fund–5

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
Series 2017-DNA3 M2 4.29% (LIBOR01M + 2.50%) 3/25/30	500,000	$ 512,295
Series 2017-HQA1 M2 5.34% (LIBOR01M + 3.55%) 8/25/29	465,000	488,434
Series 2017-HQA3 M2 4.14% (LIBOR01M + 2.35%) 4/25/30	331,516	337,616
Total Agency Collateralized Mortgage Obligations (Cost $14,674,314)		14,559,637
AGENCY MORTGAGE-BACKED SECURITIES–0.75%
•Fannie Mae ARM
3.55% (LIBOR06M + 1.56%) 11/1/34	16,265	16,741
3.72% (LIBOR12M + 1.51%) 9/1/33	124,120	128,771
3.75% (LIBOR12M + 1.39%) 11/1/37	21,556	22,380
4.00% (H15T1Y + 2.00%) 9/1/34	56,343	58,920
4.10% (H15T1Y + 2.12%) 10/1/32	23,489	24,801
4.17% (LIBOR12M + 1.34%) 10/1/37	12,792	13,239
4.18% (LIBOR12M + 1.56%) 10/1/35	84,234	85,717
4.25% (LIBOR12M + 1.93%) 8/1/36	15,446	16,359
4.46% (LIBOR12M + 1.86%) 1/1/37	3,487	3,675
4.53% (LIBOR12M + 1.56%) 4/1/38	29,354	30,080
4.58% (H15T1Y + 2.21%) 9/1/33	44,176	45,697
4.61% (LIBOR12M + 1.84%) 6/1/36	21,533	22,757
4.63% (H15T1Y + 2.14%) 7/1/34	22,322	23,458
4.65% (LIBOR12M + 1.66%) 2/1/35	13,489	14,109
4.66% (H15T1Y + 2.26%) 6/1/35	231,850	239,286
4.70% (LIBOR12M + 1.83%) 5/1/36	4,598	4,844
4.72% (LIBOR12M + 1.84%) 5/1/38	13,624	14,272
4.78% (H15T1Y + 2.21%) 4/1/34	129,711	136,777
4.80% (LIBOR12M + 1.93%) 1/1/37	73,092	77,450
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
•Fannie Mae ARM (continued)
4.88% (LIBOR12M + 1.75%) 3/1/35	18,775	$ 19,415
•Fannie Mae Connecticut Avenue Securities
3.99% (LIBOR01M + 2.20%) 1/25/30	500,000	508,594
4.79% (LIBOR01M + 3.00%) 10/25/29	400,000	417,997
6.04% (LIBOR01M + 4.25%) 4/25/29	140,000	150,339
6.14% (LIBOR01M + 4.35%) 5/25/29	360,656	380,027
6.24% (LIBOR01M + 4.45%) 1/25/29	258,336	272,850
•Freddie Mac ARM
3.79% (LIBOR06M + 1.60%) 1/1/36	6,442	6,666
4.04% (H15T1Y + 2.25%) 10/1/34	7,845	8,173
4.14% (LIBOR12M + 2.05%) 11/1/36	9,044	9,595
4.16% (H15T1Y + 2.41%) 11/1/33	9,124	9,703
4.45% (H15T1Y + 2.26%) 1/1/35	87,524	92,495
4.49% (H15T1Y + 2.28%) 1/1/35	97,674	102,790
4.73% (H15T1Y + 2.37%) 8/1/31	14,048	14,410
4.74% (LIBOR12M + 1.87%) 5/1/38	282,929	299,617
4.76% (H15T1Y + 2.25%) 3/1/34	7,826	8,269
4.83% (H15T1Y + 2.45%) 7/1/36	61,793	63,977
4.88% (LIBOR12M + 1.83%) 4/1/38	99,037	105,005
4.92% (H15T1Y + 2.44%) 4/1/30	35,977	37,681
4.94% (LIBOR12M + 1.90%) 5/1/38	13,550	14,459
Freddie Mac REMICs REMIC 3.50% 3/15/43	55,374	56,663
Uniform Mortgage-Backed Securities 15 yr TBA 2.50% 1/16/35	2,340,000	2,359,770
Total Agency Mortgage-Backed Securities (Cost $5,876,550)		5,917,828
CORPORATE BONDS–3.49%
Australia–0.26%
Westpac Banking
2.10% 2/25/21	1,500,000	1,505,215

LVIP Global Income Fund–6

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Australia (continued)
Westpac Banking (continued)
2.25% 11/9/20		500,000	$ 500,908
			2,006,123
Brazil–0.04%
Braskem Netherlands Finance BV 4.50% 1/31/30		300,000	298,650
			298,650
Canada–0.06%
Royal Bank of Canada 2.10% 10/14/20		500,000	500,554
			500,554
Chile–0.02%
Cencosud 4.38% 7/17/27		200,000	196,746
			196,746
China–0.18%
Baidu 4.38% 5/14/24		400,000	426,378
CNAC HK Finbridge 3.88% 6/19/29		200,000	207,609
Industrial & Commercial Bank of China 2.96% 11/8/22		300,000	304,557
State Grid Overseas Investment 2016 2.75% 5/4/22		300,000	303,097
Tencent Holdings 2.99% 1/19/23		200,000	202,975
			1,444,616
Denmark–0.05%
Jyske Realkredit 1.00% 4/1/26	DKK	1,700,000	269,131
Realkredit Danmark 1.00% 4/1/27	DKK	1,020,000	161,732
			430,863
France–0.04%
Dexia Credit Local S.A. 2.38% 9/20/22		300,000	303,845
			303,845
Germany–0.10%
Bayer US Finance II 3.88% 12/15/23		200,000	209,800
•Deutsche Bank AG 3.21% (LIBOR03M + 1.31%) 8/20/20		600,000	601,304
			811,104
		Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Italy–0.09%
Banca Monte dei Paschi di Siena S.p.A. 2.88% 4/16/59	EUR	600,000	$ 696,912
			696,912
Luxembourg–0.03%
Altice Financing 7.50% 5/15/26		200,000	215,000
			215,000
Malaysia–0.03%
TNB Global Ventures Capital 3.24% 10/19/26		200,000	200,667
			200,667
Mexico–0.04%
Coca-Cola Femsa 4.63% 2/15/20		100,000	100,246
Mexico City Airport Trust 5.50% 7/31/47		200,000	206,252
			306,498
Netherlands–0.02%
InterGen 7.00% 6/30/23		200,000	194,500
			194,500
Norway–0.03%
Aker BP 4.75% 6/15/24		200,000	207,500
			207,500
Philippines–0.03%
BDO Unibank 2.95% 3/6/23		200,000	201,569
			201,569
Republic of Korea–0.04%
Harvest Operations 4.20% 6/1/23		100,000	105,951
Korea East-West Power 3.88% 7/19/23		200,000	210,555
			316,506
Russia–0.03%
Russian Railways Via RZD Capital 5.70% 4/5/22		200,000	214,747
			214,747
South Africa–0.00%
@K2016470219 South Africa PIK 3.00% 12/31/22		99,164	744
			744
Switzerland–0.02%
Glencore Funding 3.00% 10/27/22		200,000	200,573
			200,573

LVIP Global Income Fund–7

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
United Arab Emirates–0.04%
DAE Funding 4.00% 8/1/20	300,000	$ 301,875
		301,875
United Kingdom–0.11%
Avon Products 7.00% 3/15/23	200,000	217,500
BAT Capital 2.76% 8/15/22	200,000	202,849
μStandard Chartered 3.89% 3/15/24	400,000	413,967
		834,316
United States–2.23%
AbbVie 2.30% 11/21/22	300,000	301,423
Allergan Finance 3.45% 3/15/22	600,000	613,536
Amazon.com 2.40% 2/22/23	300,000	305,161
Amgen 2.20% 5/11/20	300,000	300,255
Anthem 2.50% 11/21/20	500,000	502,198
μBank of America 3.55% 3/5/24	500,000	518,914
•Bank of New York Mellon 2.77% (LIBOR03M + 0.87%) 8/17/20	500,000	502,611
Biogen 2.90% 9/15/20	700,000	705,130
Bristol-Myers Squibb
2.25% 8/15/21	400,000	402,373
2.75% 2/15/23	200,000	203,714
California Resources 8.00% 12/15/22	73,000	31,390
Capital One Financial 2.50% 5/12/20	1,000,000	1,001,315
Cigna
3.75% 7/15/23	100,000	104,807
4.75% 11/15/21	100,000	104,798
μCitibank 3.17% 2/19/22	250,000	253,213
Citigroup 2.40% 2/18/20	800,000	800,322
CNH Industrial Capital 3.88% 10/15/21	400,000	410,456
CommScope 5.50% 6/15/24	200,000	202,504
Community Health Systems 8.13% 6/30/24	100,000	82,000
CVS Health
2.80% 7/20/20	300,000	300,851
3.70% 3/9/23	200,000	208,205
DISH DBS 5.88% 7/15/22	100,000	106,000
Dollar Tree 3.70% 5/15/23	500,000	520,532
Dominion Energy 2.58% 7/1/20	400,000	400,826
Enterprise Products Operating 5.25% 1/31/20	400,000	400,906
Fiserv 2.70% 6/1/20	600,000	601,485
Goldman Sachs Group
2.63% 4/25/21	300,000	302,559
•3.09% (LIBOR03M + 1.20%) 9/15/20	1,300,000	1,308,327
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
United States (continued)
HCA 5.88% 5/1/23	100,000	$ 110,516
Jackson National Life Global Funding
2.25% 4/29/21	500,000	502,117
3.30% 2/1/22	100,000	102,791
JPMorgan Chase & Co. 2.40% 6/7/21	200,000	201,276
Kroger 2.60% 2/1/21	300,000	301,805
Marsh & McLennan Companies 3.50% 12/29/20	100,000	101,462
Metropolitan Life Global Funding I
3.38% 1/11/22	200,000	205,546
3.88% 4/11/22	300,000	312,458
Morgan Stanley
2.80% 6/16/20	400,000	401,481
•3.08% (LIBOR03M + 1.14%) 1/27/20	800,000	800,607
Navient 8.00% 3/25/20	83,000	83,856
Occidental Petroleum 4.85% 3/15/21	160,000	164,789
OI European Group 4.00% 3/15/23	100,000	100,750
Owens-Brockway Glass Container
5.00% 1/15/22	100,000	103,799
5.88% 8/15/23	100,000	106,750
Protective Life Global Funding 2.26% 4/8/20	400,000	400,270
PSEG Power 3.00% 6/15/21	500,000	505,594
Sabine Pass Liquefaction 5.63% 2/1/21	300,000	308,327
‡Sanchez Energy 7.75% 6/15/21	150,000	6,750
Southern 2.35% 7/1/21	400,000	401,899
Sprint Spectrum 3.36% 9/20/21	87,500	88,279
Zimmer Biomet Holdings 2.70% 4/1/20	700,000	700,454
		17,507,387
Total Corporate Bonds (Cost $27,479,724)		27,391,295
MUNICIPAL BONDS–0.59%
City & County Honolulu Wastewater System Revenue (Refunding Taxable Junior Second Bond) B 2.23% 7/1/24	125,000	126,484
Commonwealth of Pennsylvania Second Series 5.00% 1/15/20	400,000	400,520
Massachusetts State College Building Authority (Revenue Refunding Taxable Series C) Series C 2.26% 5/1/26	135,000	133,796

LVIP Global Income Fund–8

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
New York State Urban Development (State of New York Sales Tax Revenue) Series B 2.25% 3/15/26	1,065,000	$ 1,061,336
San Jose California Redevelopment Agency Successor Agency
Senior Series A-T 2.48% 8/1/21	90,000	91,009
Senior Series A-T 2.63% 8/1/22	300,000	305,880
State of California (Taxable Construction Group A) GO 2.38% 10/1/26	940,000	942,200
State of New York (Refunding Taxable) GO Series B 2.12% 2/15/25	940,000	937,603
State of Oregon Department of Transportation (Highway User Tax Revenue Refunding Taxable Senior Lien Series B) Series B 2.18% 11/15/25	185,000	184,739
Texas State Transportation Commission (Highway Improvement) Series A 5.00% 4/1/21	180,000	188,811
Texas State University System (Financing Revenue Refunding Taxable System Series B) Series B 2.35% 3/15/26	250,000	250,447
Total Municipal Bonds (Cost $4,619,571)		4,622,825
NON-AGENCY ASSET-BACKED SECURITIES–3.90%
American Express Credit Account Master Trust
Series 2017-1 B 2.10% 9/15/22	500,000	499,976
•Series 2018-9 A 2.12% (LIBOR01M + 0.38%) 4/15/26	750,000	749,851
American Homes 4 Rent Series 2015-SFR1 A 3.47% 4/17/52	320,163	329,684
•ARES EURO CLO B.V. 0.92% (EURIBOR03M + 0.92%) 4/17/32	250,000	280,038
•Atrium XII Series 12A AR 2.78% (LIBOR03M + 0.83%) 4/22/27	250,000	249,919
•Atrium XIV Series 14A B 3.70% (LIBOR03M + 1.70%) 8/23/30	300,000	297,938
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Avoca CLO XVII Designated Activity Series 17A B1R 1.70% (EURIBOR03M + 1.70%) 10/15/32	250,000	$ 279,068
•BCC Middle Market CLO Series 2018-1A A2 4.12% (LIBOR03M + 2.15%) 10/20/30	250,000	246,195
•Blackrock European CLO IX Series 9A A 0.90% (EURIBOR03M + 0.90%) 12/15/32	250,000	278,568
BlueMountain CLO
•Series 2018-1A B 3.64% (LIBOR03M + 1.70%) 7/30/30	272,725	269,967
•Series 2018-3A B 3.71% (LIBOR03M + 1.77%) 10/25/30	1,200,000	1,192,852
=•Series 5A A 0.91% (EURIBOR03M + 0.91%) 1/15/33	500,000	560,850
=•Series 5A B 1.55% (EURIBOR03M + 1.55%) 1/15/33	250,000	280,425
•BlueMountain CLO XXIII Series 2018-23A B 3.67% (LIBOR03M + 1.70%) 10/20/31	500,000	496,477
•BlueMountain Fuji US CLO II Series 2017-2A B 4.12% (LIBOR03M + 2.15%) 10/20/30	350,000	343,204
Capital One Multi-Asset Execution Trust
Series 2016-A5 A5 1.66% 6/17/24	750,000	747,509
Series 2017-A6 A6 2.29% 7/15/25	600,000	606,233
•Carlyle GMS Finance MM CLO Series 2015-1A A2R 4.20% (LIBOR03M + 2.20%) 10/15/31	250,000	246,793
•Carlyle US CLO Series 2017-2A B 4.37% (LIBOR03M + 2.40%) 7/20/31	250,000	251,852
•Catamaran CLO Series 2014-2A BR 4.95% (LIBOR03M + 2.95%) 10/18/26	606,600	605,417
•Colombia Cent CLO Series 2018-27A A2A 3.54% (LIBOR03M + 1.60%) 10/25/28	384,615	384,062

LVIP Global Income Fund–9

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Discover Card Execution Note Trust
•Series 2017-A1 A1 2.23% (LIBOR01M + 0.49%) 7/15/24	750,000	$ 753,840
Series 2018-A5 A5 3.32% 3/15/24	600,000	614,582
•Series 2019-A2 A 2.01% (LIBOR01M + 0.27%) 12/15/23	320,000	320,318
Series 2019-A3 A 1.89% 10/15/24	440,000	439,249
•Dryden 45 Senior Loan Fund
Series 2016-45A A2R 3.40% (LIBOR03M + 1.40%) 10/15/30	1,000,000	982,147
Series 2016-45A BR 3.70% (LIBOR03M + 1.70%) 10/15/30	1,000,000	994,721
•Dryden 49 Senior Loan Fund Series 2017-49A C 4.35% (LIBOR03M + 2.35%) 7/18/30	100,000	100,309
•Dunedin Park
Series 1A A1 1.07% (EURIBOR03M + 1.07%) 10/22/32	250,000	281,687
Series 1A A2A 1.75% (EURIBOR03M + 1.75%) 10/22/32	250,000	281,631
•Eaton Vance CLO Series 2014-1RA C 4.10% (LIBOR03M + 2.10%) 7/15/30	250,000	247,141
•Euro-Galaxy Series 2013-3A B2ER 1.50% (EURIBOR03M + 1.50%) 1/17/31	250,000	279,981
•Galaxy XXVI CLO Series 2018-26A A 3.10% (LIBOR03M + 1.20%) 11/22/31	250,000	249,628
•Holland Park CLO DAC Series 1A A1RR 0.92% (EURIBOR03M + 0.92%) 11/14/32	700,000	783,092
•Invitation Homes Trust
Series 2018-SFR3 A 2.74% (LIBOR01M + 1.00%) 7/17/37	510,939	511,058
Series 2018-SFR4 A 2.84% (LIBOR01M + 1.10%) 1/17/38	176,015	175,996
•LCM XXII Series 22A A2R 3.42% (LIBOR03M + 1.45%) 10/20/28	500,000	493,492
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Long Point Park CLO Series 2017-1A B 3.70% (LIBOR03M + 1.70%) 1/17/30	300,000	$ 288,873
•Madison Park Euro Funding XIV DAC Series 14A A1N 1.12% (EURIBOR03M + 1.12%) 7/15/32	250,000	281,855
•Madison Park Funding XIV
Series 2014-14A A2RR 3.35% (LIBOR03M + 1.40%) 10/22/30	333,333	329,433
Series 2014-14A BRR 3.65% (LIBOR03M + 1.70%) 10/22/30	250,000	248,219
•Madison Park Funding XXIII Series 2017-23A C 4.29% (LIBOR03M + 2.35%) 7/27/30	400,000	400,106
•Madison Park Funding XXIX
Series 2018-29A A2 3.45% (LIBOR03M + 1.45%) 10/18/30	1,036,364	1,027,665
Series 2018-29A B 3.75% (LIBOR03M + 1.75%) 10/18/30	1,000,000	995,979
•Mill City Mortgage Loan Trust
Series 2016-1 A1 2.50% 4/25/57	201,476	201,077
Series 2017-3 A1 2.75% 1/25/61	354,588	356,062
Series 2018-1 A1 3.25% 5/25/62	403,857	405,776
Series 2018-2 A1 3.50% 5/25/58	159,158	162,230
Series 2018-4 A1B 3.50% 4/25/66	370,000	377,905
•Neuberger Berman Loan Advisers CLO Series 2018-27A C 3.70% (LIBOR03M + 1.70%) 1/15/30	300,000	286,210
•Octagon Investment Partners 31 Series 2017-1A C 4.37% (LIBOR03M + 2.40%) 7/20/30	65,415	65,100
•Octagon Investment Partners 35 Series 2018-1A A1B 3.07% (LIBOR03M + 1.10%) 1/20/31	250,000	248,792
Progress Residential Trust
Series 2017-SFR1 A 2.77% 8/17/34	199,270	199,420
Series 2018-SFR2 A 3.71% 8/17/35	140,000	141,933

LVIP Global Income Fund–10

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•RAAC Trust Series 2004-SP1 AII 2.49% (LIBOR01M + 0.70%) 3/25/34	124,512	$ 123,272
•Sound Point CLO
Series 2A A 1.11% (EURIBOR03M + 1.11%) 10/26/32	250,000	281,771
Series 2A B1 1.85% (EURIBOR03M + 1.85%) 10/26/32	250,000	281,364
Towd Point Mortgage Trust
Series 2015-1 AE 3.00% 10/25/53	104,314	104,510
•Series 2015-2 2A1 3.75% 11/25/57	24,435	24,558
•Series 2015-3 A1A 3.50% 3/25/54	101,697	102,209
•Series 2015-3 A1B 3.00% 3/25/54	54,655	54,726
•Series 2016-1 A1 3.50% 2/25/55	362,172	365,449
•Series 2016-3 A1 2.25% 4/25/56	439,504	438,366
•Series 2016-4 A1 2.25% 7/25/56	630,824	626,965
•Series 2016-5 A1 2.50% 10/25/56	272,228	272,178
•Series 2017-1 A1 2.75% 10/25/56	575,210	578,989
•Series 2017-2 A1 2.75% 4/25/57	585,058	588,805
•Series 2017-4 A1 2.75% 6/25/57	608,203	611,545
•Series 2017-5 A1 2.39% (LIBOR01M + 0.60%) 2/25/57	138,779	138,436
•Series 2018-1 A1 3.00% 1/25/58	143,813	145,283
•Series 2018-3 A1 3.75% 5/25/58	490,290	507,009
•Series 2018-4 A1 3.00% 6/25/58	361,110	366,215
•Series 2018-5 A1A 3.25% 7/25/58	152,286	154,896
•Series 2018-6 A1A 3.75% 3/25/58	254,055	261,327
•Series 2019-1 A1 3.75% 3/25/58	100,558	104,342
•Voya CLO Series 2016-3A A1R 3.19% (LIBOR03M + 1.19%) 10/18/31	600,000	599,975
•Webster Park CLO Series 2015-1A A2R 3.57% (LIBOR03M + 1.60%) 7/20/30	250,000	247,060
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•West CLO
Series 2014-1A A2R 3.35% (LIBOR03M + 1.35%) 7/18/26	310,000	$ 309,081
Series 2014-1A BR 3.85% (LIBOR03M + 1.85%) 7/18/26	560,000	561,147
Total Non-Agency Asset-Backed Securities (Cost $30,528,176)		30,571,863
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.54%
BRAVO Residential Funding Trust
Series 2019-1 A1C 3.50% 3/25/58	237,430	242,676
•Series 2019-2 A3 3.50% 10/25/44	382,857	389,991
♦•CHL Mortgage Pass-Through Trust Series 2004-11 2A1 3.81% 7/25/34	50,496	51,198
•CIM Trust
Series 2018-INV1 A4 4.00% 8/25/48	285,529	285,521
Series 2019-INV2 A3 4.00% 5/25/49	461,610	465,243
•CSMC Trust Series 2014-IVR3 A1 3.50% 7/25/44	83,121	84,342
•HarborView Mortgage Loan Trust Series 2004-1 3A 4.20% 4/19/34	122,032	125,396
•IndyMac INDX Mortgage Loan Trust Series 2005-AR1 1A1 3.68% 3/25/35	202,257	205,330
•JP Morgan Mortgage Trust Series 2004-A1 5A1 4.37% 2/25/34	124,655	129,545
•Merrill Lynch Mortgage Investors Trust Series MLCC Series 2003-A 1A 2.53% (LIBOR01M + 0.74%) 3/25/28	23,241	23,125
•Morgan Stanley Mortgage Loan Trust Series 2004-8AR 4A2 4.33% 10/25/34	183,769	186,944
•Morgan Stanley Mortgage Loan Trust Series 2004-10AR 2A2 4.13% 11/25/34	106,525	109,401
•New York Mortgage Trust Series 2005-3 M1 2.47% (LIBOR01M + 0.68%) 2/25/36	13,215	12,376
•Provident Funding Mortgage Trust Series 2019-1 A3 3.00% 12/25/49	279,414	281,620

LVIP Global Income Fund–11

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Sequoia Mortgage Trust Series 2016-2 A4 3.50% 8/25/46	442,178	$ 450,706
•Sequoia Mortgage Trust Series 2004-10 A2 2.40% (LIBOR01M + 0.64%) 11/20/34	220,898	219,034
•Structured Adjustable Rate Mortgage Loan Trust Series 2004-12 3A1 4.16% 9/25/34	118,986	120,904
•Structured Asset Mortgage Investments II Trust Series 2004-AR6 A1A 2.46% (LIBOR01M + 0.70%) 2/19/35	205,845	203,781
•Structured Asset Mortgage Investments II Trust Series 2003-AR4 A1 2.46% (LIBOR01M + 0.70%) 1/19/34	175,319	173,439
♦•WaMu Mortgage Pass Through Certificates Trust
Series 2005-AR19 A1A1 2.06% (LIBOR01M + 0.27%) 12/25/45	197,621	196,424
Series 2005-AR8 2AB2 2.63% (LIBOR01M + 0.84%) 7/25/45	81,582	80,889
•Wells Fargo Mortgage-Backed Securities Trust Series 2018-1 A3 3.50% 7/25/47	209,189	212,056
Total Non-Agency Collateralized Mortgage Obligations (Cost $4,176,516)		4,249,941
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.40%
BAMLL Commercial Mortgage Securities Trust Series 2012-PARK A 2.96% 12/10/30	282,000	288,389
*•BANK Series 2018-BN13 XA 0.51% 8/15/61	4,827,220	158,742
•BX Commercial Mortgage Trust
Series 2018-IND A 2.49% (LIBOR01M + 0.75%) 11/15/35	171,178	170,750
Series 2019-XL A 2.66% (LIBOR01M + 0.92%) 10/15/36	1,010,000	1,010,000
•COMM Mortgage Trust Series 2014-277P A 3.61% 8/10/49	170,000	178,980
•Commercial Mortgage Trust
Series 2006-GG7 AJ 5.62% 7/10/38	151,000	139,267
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•Commercial Mortgage Trust (continued)
Series 2006-GG7 AM 5.62% 7/10/38	40,242	$ 40,465
•GE Commercial Mortgage Series 2007-C1 AM 5.61% 12/10/49	37,673	34,027
OBP Depositor Trust Series 2010-OBP A 4.65% 7/15/45	730,000	738,921
Wells Fargo Mortgage-Backed Securities Trust Series 2016-NXS6 A2 2.40% 11/15/49	378,000	378,608
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $3,156,871)		3,138,149
LOAN AGREEMENTS–0.83%
•Adient US 6.14% (LIBOR03M + 4.25%) 5/6/24	129,350	129,964
•Allegiant Travel Company 6.39% (LIBOR03M + 4.50%) 2/5/24	77,181	77,663
•American Airlines 3.54% (LIBOR01M + 1.75%) 6/27/25	396,000	396,309
•Aramark Services 3.54% (LIBOR01M + 1.75%) 1/27/27	300,000	301,407
•Avis Budget Car Rental 3.80% (LIBOR01M + 2.00%) 2/13/25	201,324	202,416
•Bass Pro Group 6.80% (LIBOR01M + 5.00%) 9/25/24	99,745	99,371
•Bausch Health 4.49% (LIBOR01M + 2.75%) 11/27/25	85,000	85,394
•Bausch Health Companies Tranche B 1st Lien 4.74% (LIBOR01M + 3.00%) 6/2/25	49,963	50,212
•Bowie Resource Holdings 7.66% (LIBOR03M + 5.75%) 8/14/20	101,531	98,738
•Buckeye Partners 4.44% (LIBOR01M + 2.75%) 11/1/26	250,000	251,980
•CommScope 5.05% (LIBOR01M + 3.25%) 4/6/26	75,994	76,397
•CSC Holdings 3.99% (LIBOR01M + 2.25%) 7/17/25	80,964	81,009

LVIP Global Income Fund–12

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Diamond Sports Group 5.03% (LIBOR01M + 3.25%) 8/24/26	56,747	$ 56,629
•EFS Cogen Holdings I 5.20% (LIBOR03M + 3.25%) 6/28/23	13,853	13,888
•Eldorado Resorts 4.00% (LIBOR03M + 2.25%) 4/17/24	88,620	88,537
•Fieldwood Energy 1st Lien 7.18% (LIBOR03M + 5.25%) 4/11/22	205,792	171,264
•Global Tel*Link Corporation 6.05% (LIBOR01M + 4.25%) 11/29/25	25,600	23,180
•Go Daddy Operating Company 3.55% (LIBOR01M + 1.75%) 2/15/24	119,611	120,209
•Gray Television 3.95% (LIBOR01M + 2.25%) 2/7/24	168,607	168,952
•Harbor Freight Tools USA 4.30% (LIBOR01M + 2.50%) 8/18/23	100,000	99,535
•HCA 3.55% (LIBOR01M + 1.75%) 3/18/26	156,575	157,695
•Hertz Corporation, (The) 4.55% (LIBOR01M + 2.75%) 6/30/23	284,887	286,371
•IQVIA
3.69% (LIBOR03M + 1.75%) 1/17/25	192,175	192,944
3.69% (LIBOR03M + 1.75%) 6/11/25	57,629	57,881
•JBS USA Lux S.A. Tranche B 1st Lien 3.80% (LIBOR01M + 2.00%) 5/1/26	168,877	169,862
•LegalZoom.com 6.30% (LIBOR01M + 4.50%) 11/21/24	15,302	15,341
•Mediacom Illinois 3.38% (LIBOR01W + 1.75%) 2/15/24	532,335	533,666
•Mission Broadcasting 3.94% (LIBOR01M + 2.25%) 1/17/24	33,858	33,966
•MKS Instruments 3.55% (LIBOR01M + 1.75%) 2/2/26	26,858	26,938
•Navistar International Corporation 5.24% (LIBOR01M + 3.50%) 11/6/24	126,299	125,773
•Nexstar Broadcasting
4.05% (LIBOR01M + 2.25%) 1/17/24	170,394	170,936
4.45% (LIBOR01M + 2.75%) 9/18/26	22,006	22,109
		Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•ON Semiconductor Corporation 3.80% (LIBOR01M + 2.00%) 9/19/26		138,081	$ 138,962
•Onsite Rental Group Pty
5.50% (LIBOR01M + 4.50%) 10/26/22		88,583	86,368
6.10% 10/26/23		121,112	107,789
•Oxbow Carbon 5.55% (LIBOR01M + 3.75%) 1/4/23		36,474	36,428
•Panther BF Aggregator 5.30% (LIBOR01M + 3.50%) 4/30/26		99,750	99,938
•Prime Security Services Borrower 4.94% (LIBOR01M + 3.25%) 9/23/26		124,688	124,938
•Rexnord 3.54% (LIBOR01M + 1.75%) 8/21/24		273,438	274,567
•Russell Investment US Institutional Term Loan 5.05% (LIBOR01M + 3.25%) 6/1/23		128,997	128,997
•Securus Technologies Holdings 1st Lien 6.30% (LIBOR01M + 4.50%) 11/1/24		29,771	21,931
•Syneos Health 3.80% (LIBOR01M + 2.00%) 8/1/24		232,772	233,936
•Thor Industries 5.50% (LIBOR01M + 3.75%) 2/1/26		204,677	205,189
•Tibco Software 5.71% (LIBOR01M + 4.00%) 6/30/26		129,675	130,121
•United Rentals 3.55% (LIBOR01M + 1.75%) 10/31/25		373,737	375,807
•Wand NewCo 3 5.30% (LIBOR01M + 3.50%) 2/5/26		53,195	53,578
•WEX 4.05% (LIBOR01M + 2.25%) 5/15/26		91,972	92,471
Total Loan Agreements (Cost $6,527,840)			6,497,556
ΔSOVEREIGN BONDS–50.32%
Angola–0.03%
Angolan Government International Bond 8.25% 5/9/28		200,000	215,638
			215,638
Australia–2.19%
Australia Government Bonds
3.00% 3/21/47	AUD	3,600,000	3,060,419
3.25% 4/21/25	AUD	7,400,000	5,776,575
4.75% 4/21/27	AUD	7,000,000	6,116,496

LVIP Global Income Fund–13

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Australia (continued)
Australia Government Bonds (continued)
5.75% 5/15/21	AUD	3,000,000	$ 2,242,803
			17,196,293
Brazil–1.39%
≠Brazil Letras do Tesouro Nacional
5.53% 7/1/20	BRL	300,000	73,053
5.58% 4/1/20	BRL	350,000	86,112
5.71% 1/1/20	BRL	20,600,000	5,120,939
5.75% 4/1/21	BRL	170,000	39,908
5.85% 7/1/21	BRL	60,000	13,887
Brazil Notas do Tesouro Nacional Serie F
10.00% 1/1/21	BRL	962,000	251,385
10.00% 1/1/25	BRL	10,525,000	3,006,252
10.00% 1/1/27	BRL	7,989,000	2,335,023
			10,926,559
Byelorussian Ssr–0.03%
Republic of Belarus International Bond 7.63% 6/29/27		200,000	227,250
			227,250
Canada–1.48%
Canadian Government Bond
1.50% 6/1/26	CAD	10,550,000	8,031,178
5.00% 6/1/37	CAD	3,170,000	3,617,567
			11,648,745
Colombia–0.06%
Colombia Government International Bond
5.00% 6/15/45		200,000	232,300
9.85% 6/28/27	COP	700,000,000	267,076
			499,376
Dominican Republic–0.02%
Dominican Republic International Bond 8.90% 2/15/23	DOP	8,000,000	150,300
			150,300
France–3.29%
French Republic Government Bond O.A.T.
0.50% 5/25/25	EUR	2,800,000	3,277,408
1.25% 5/25/36	EUR	3,000,000	3,763,891
1.25% 5/25/36	EUR	500,000	627,315
1.50% 5/25/31	EUR	14,130,000	18,168,420
			25,837,034
Gabon–0.03%
Gabon Government International Bond 6.38% 12/12/24		200,000	208,837
			208,837
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Germany–2.89%
×Bundesobligation 0.00% 4/5/24	EUR	3,900,000	$ 4,471,091
Bundesrepublik Deutschland Bundesanleihe
0.50% 8/15/27	EUR	3,650,000	4,356,417
1.00% 8/15/24	EUR	3,750,000	4,501,116
2.50% 7/4/44	EUR	1,250,000	2,151,327
4.00% 1/4/37	EUR	2,250,000	4,207,236
4.25% 7/4/39	EUR	1,500,000	3,028,368
			22,715,555
Ghana–0.23%
Ghana Government Bonds
16.25% 5/17/21	GHS	170,000	28,826
16.50% 3/22/21	GHS	150,000	25,714
17.60% 11/28/22	GHS	50,000	8,109
18.25% 9/21/20	GHS	100,000	17,664
18.75% 1/24/22	GHS	1,280,000	216,109
19.00% 11/2/26	GHS	3,850,000	613,846
19.75% 3/25/24	GHS	1,280,000	214,483
19.75% 3/15/32	GHS	3,850,000	612,177
21.50% 3/9/20	GHS	100,000	17,695
24.50% 6/21/21	GHS	50,000	9,244
24.75% 3/1/21	GHS	150,000	27,944
24.75% 7/19/21	GHS	150,000	28,021
			1,819,832
India–0.67%
India Government Bonds
8.13% 9/21/22	INR	294,000,000	4,316,615
8.83% 11/25/23	INR	60,000,000	907,286
			5,223,901
Indonesia–1.37%
Indonesia Treasury Bond
7.00% 5/15/27	IDR	85,539,000,000	6,137,476
8.25% 7/15/21	IDR	1,070,000,000	79,914
8.38% 3/15/34	IDR	29,440,000,000	2,269,101
8.75% 5/15/31	IDR	14,332,000,000	1,139,565
9.00% 3/15/29	IDR	5,142,000,000	413,086
10.00% 2/15/28	IDR	7,040,000,000	596,873
10.50% 8/15/30	IDR	1,160,000,000	102,394
			10,738,409
Iraq–0.03%
Iraq International Bond 5.80% 1/15/28		250,000	244,218
			244,218
Italy–4.93%
Italy Buoni Poliennali Del Tesoro
0.05% 4/15/21	EUR	4,500,000	5,061,279
0.95% 3/1/23	EUR	5,000,000	5,728,903
1.45% 5/15/25	EUR	7,500,000	8,728,262
2.00% 2/1/28	EUR	7,500,000	8,987,374

LVIP Global Income Fund–14

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Italy (continued)
Italy Buoni Poliennali Del Tesoro (continued)
2.95% 9/1/38	EUR	6,750,000	$ 8,566,972
4.75% 9/1/44	EUR	1,000,000	1,622,768
			38,695,558
Japan–13.00%
Japan Government 10 yr Bonds 0.10% 6/20/26	JPY	2,655,000,000	24,781,140
Japan Government 20 yr Bonds
0.20% 6/20/36	JPY	1,562,000,000	14,392,740
1.50% 3/20/34	JPY	1,035,000,000	11,374,093
1.60% 6/20/30	JPY	150,000,000	1,610,510
1.90% 6/20/25	JPY	456,000,000	4,662,695
Japan Government 30 yr Bonds
0.30% 6/20/46	JPY	200,000,000	1,805,900
1.70% 9/20/44	JPY	1,295,000,000	15,726,643
Japan Government 5 yr Bonds 0.10% 6/20/21	JPY	1,730,000,000	15,976,090
^Japan Treasury Discount Bill
0.00% 1/14/20	JPY	128,600,000	1,183,616
0.00% 1/20/20	JPY	77,000,000	708,717
0.00% 1/27/20	JPY	128,000,000	1,178,173
0.00% 2/3/20	JPY	337,900,000	3,110,304
0.00% 2/10/20	JPY	207,800,000	1,912,813
0.00% 2/25/20	JPY	143,900,000	1,324,686
0.00% 3/10/20	JPY	63,100,000	580,904
0.00% 4/10/20	JPY	63,850,000	587,877
0.00% 5/11/20	JPY	55,000,000	506,464
0.00% 5/20/20	JPY	5,000,000	46,044
0.00% 9/23/20	JPY	59,000,000	543,560
			102,012,969
Kazakhstan–0.03%
Kazakhstan Government International Bond 4.88% 10/14/44		200,000	246,848
			246,848
Malaysia–0.81%
Malaysia Government Bonds
3.90% 11/30/26	MYR	11,000,000	2,780,514
3.90% 11/16/27	MYR	2,750,000	696,770
4.18% 7/15/24	MYR	6,000,000	1,528,323
4.25% 5/31/35	MYR	5,250,000	1,362,012
			6,367,619
Mexico–4.37%
Mexican Bonos
6.50% 6/10/21	MXN	4,020,000	211,789
6.50% 6/9/22	MXN	78,690,000	4,137,619
7.25% 12/9/21	MXN	86,230,000	4,598,249
7.50% 6/3/27	MXN	52,500,000	2,883,661
7.75% 11/23/34	MXN	122,900,000	6,959,686
8.00% 6/11/20	MXN	5,810,000	308,908
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Mexico (continued)
Mexican Bonos (continued)
8.00% 12/7/23	MXN	55,690,000	$ 3,067,891
8.00% 11/7/47	MXN	200,000,000	11,583,657
Mexican Udibonos 2.50% 12/10/20	MXN	4,792,864	250,889
Mexico Government International Bond 4.15% 3/28/27		300,000	321,450
			34,323,799
Netherlands–2.50%
Netherlands Government Bond
0.25% 7/15/29	EUR	11,850,000	13,678,765
0.50% 1/15/40	EUR	3,500,000	4,080,190
2.75% 1/15/47	EUR	1,000,000	1,818,591
			19,577,546
New Zealand–3.33%
New Zealand Government Bonds
2.75% 4/15/37	NZD	11,400,000	8,388,063
4.50% 4/15/27	NZD	10,700,000	8,675,179
5.50% 4/15/23	NZD	5,000,000	3,830,310
6.00% 5/15/21	NZD	7,250,000	5,199,839
			26,093,391
Norway–0.68%
≠Norwegian Treasury Bill 1.17% 3/18/20	NOK	47,155,000	5,357,607
			5,357,607
Republic of Korea–1.41%
Korea Treasury Bond
1.75% 12/10/20	KRW	4,405,000,000	3,822,940
2.00% 3/10/20	KRW	754,000,000	652,808
2.00% 9/10/20	KRW	5,725,000,000	4,972,559
3.38% 9/10/23	KRW	1,004,000,000	926,621
3.50% 3/10/24	KRW	702,000,000	655,548
			11,030,476
Singapore–2.46%
Singapore Government Bonds
2.00% 7/1/20	SGD	3,250,000	2,420,071
2.38% 6/1/25	SGD	5,200,000	4,029,728
2.88% 9/1/30	SGD	15,600,000	12,834,885
			19,284,684
South Africa–0.03%
Republic of South Africa Government Bond 7.00% 2/28/31	ZAR	4,000,000	241,745
			241,745

LVIP Global Income Fund–15

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Spain–0.17%
Spain Government Bond 2.70% 10/31/48	EUR	875,000	$ 1,302,385
			1,302,385
Sweden–0.66%
Sweden Government Bond 5.00% 12/1/20	SEK	46,600,000	5,217,007
			5,217,007
Thailand–0.67%
Bank of Thailand Bond
1.77% 3/27/20	THB	13,900,000	464,681
1.95% 11/26/20	THB	142,561,000	4,790,598
			5,255,279
Tunisia–0.04%
Banque Centrale de Tunisie International Bond 5.63% 2/17/24	EUR	300,000	334,117
			334,117
Ukraine–0.03%
Ukraine Government International Bond 7.38% 9/25/32		200,000	213,237
			213,237
United Kingdom–1.46%
United Kingdom Gilt
4.25% 12/7/27	GBP	5,000,000	8,445,064
4.50% 9/7/34	GBP	1,550,000	2,999,438
			11,444,502
Uruguay–0.03%
Uruguay Government International Bond 3.70% 6/26/37	UYU	8,033,023	208,640
			208,640
Total Sovereign Bonds (Cost $376,738,073)			394,859,356
SUPRANATIONAL BANKS–2.80%
Asian Development Bank 2.35% 6/21/27	JPY	1,000,000,000	10,983,856
Banque Ouest Africaine de Developpement 5.00% 7/27/27		200,000	211,980
European Investment Bank 2.15% 1/18/27	JPY	1,000,000,000	10,784,121
Total Supranational Banks (Cost $20,160,992)			21,979,957
U.S. TREASURY OBLIGATIONS–28.21%
U.S. Treasury Bonds
2.50% 2/15/46		23,130,000	23,585,705
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
3.13% 8/15/44	9,000,000	$ 10,225,359
3.63% 8/15/43	5,500,000	6,736,748
4.50% 5/15/38	10,300,000	13,902,207
5.38% 2/15/31	7,650,000	10,258,970
U.S. Treasury Inflation Protected Security
0.13% 4/15/21	814,305	812,609
0.13% 1/15/22	2,614,939	2,613,464
0.13% 1/15/23	668,898	668,803
0.38% 7/15/23	331,725	336,292
1.38% 1/15/20	594,985	594,988
U.S. Treasury Notes
1.13% 4/30/20	25,000,000	24,957,031
1.13% 7/31/21	859,000	852,403
1.13% 8/31/21	3,063,000	3,038,698
1.13% 9/30/21	154,000	152,721
1.50% 8/31/21	481,000	480,138
1.50% 9/30/21	570,000	568,988
1.63% 8/15/22	34,500,000	34,515,713
1.63% 2/15/26	14,500,000	14,356,311
2.00% 8/31/21	200,000	201,277
∞2.00% 10/31/21	2,200,000	2,215,837
2.00% 8/15/25	19,500,000	19,746,495
2.13% 9/30/21	200,000	201,742
2.13% 12/31/21	375,000	378,825
2.25% 7/31/21	200,000	201,977
2.50% 5/15/24	24,000,000	24,811,961
2.63% 7/15/21	168,000	170,583
2.75% 2/28/25	15,900,000	16,706,148
2.75% 2/15/28	7,500,000	7,985,665
3.13% 5/15/21	100,000	102,027
Total U.S. Treasury Obligations (Cost $210,608,974)		221,379,685

	Number of Shares
COMMON STOCK–0.01%
=†Appvion	5,591	76,159
=†Halcon Resources	61	39
†Halcon Resources	10	135
=Holdco Class A	1,232,692	880
=†Remington Outdoor	17,991	11,244
Total Common Stock (Cost $310,578)		88,457
WARRANTS–0.00%
=Halcon Resources exp exercise price USD 40	48	44
=Halcon Resources exp exercise price USD 61	78	31
Total Warrants (Cost $0)		75

LVIP Global Income Fund–16

LVIP Global Income Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
EXCHANGE-TRADED FUND–0.02%
Invesco Senior Loan ETF	6,000	$ 136,920
Total Exchange-Traded Fund (Cost $136,270)		136,920
MONEY MARKET FUND–6.11%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	47,955,344	47,955,344
Total Money Market Fund (Cost $47,955,344)		47,955,344
TOTAL INVESTMENTS–99.83% (Cost $752,949,793)	$783,348,888
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.17%	1,330,541
NET ASSETS APPLICABLE TO 68,446,639 SHARES OUTSTANDING –100.00%	$784,679,429
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($182,976,349 / 15,881,088 Shares)	$11.522
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($601,703,080 / 52,565,551 Shares)	$11.447
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$764,086,589
Distributable earnings/(accumulated loss)	20,592,840
TOTAL NET ASSETS	$784,679,429

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
@ PIK. 100% of the income received was in the form of additional par.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
‡ Security is in default
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
Δ Securities have been classified by country of origin.
≠ The rate shown is the effective yield at the time of purchase.
× Delayed settlement. Interest rate to be determined upon settlement date.
LVIP Global Income Fund–17

LVIP Global Income Fund
Statement of Net Assets (continued)
^ Zero coupon security.
∞ Fully or partially pledged as collateral for centrally cleared swaps.
† Non-income producing.
★	Includes $154,003 cash collateral held at broker for futures contracts, $239,296 cash collateral held at brokers for centrally cleared swap contracts, $1,425,034 cash collateral held at brokers for certain open bilateral derivatives, $5,112 variation margin due from broker on futures contracts, $2,985,860 payable for securities purchased, $448,235 payable for fund shares redeemed, $55,495 variation margin due from brokers on centrally cleared interest rate swap contracts, $251,571 other accrued expenses payable, $539,274 due to manager and affiliates and $97,110 foreign capital gain taxes payable as of December 31, 2019.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2019:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	EUR	(5,937,614)	USD	6,672,364	2/28/20	$ —	$ (11,986)
BCLY	EUR	4,475,000	USD	(4,961,407)	2/28/20	76,386	—
BCLY	EUR	(2,968,807)	USD	3,289,423	3/31/20	—	(59,717)
BCLY	EUR	(2,968,807)	USD	3,322,036	5/29/20	—	(39,420)
BNP	AUD	(1,684,663)	USD	1,139,775	6/12/20	—	(46,916)
BNP	JPY	345,640,000	USD	(3,221,564)	1/24/20	—	(36,151)
BNP	JPY	123,796,618	USD	(1,139,775)	6/12/20	10,191	—
BNP	JPY	154,127,220	USD	(1,472,096)	6/24/20	—	(39,417)
BNP	JPY	(124,000,000)	USD	1,177,356	6/24/20	24,723	—
BOA	EUR	(927,387)	USD	1,033,387	3/10/20	—	(11,440)
BOA	EUR	(926,798)	USD	1,029,830	4/8/20	—	(16,220)
BOA	EUR	(185,314)	USD	207,700	5/21/20	—	(2,019)
BOA	EUR	(618,062)	USD	688,947	5/29/20	—	(10,858)
CITI	AUD	(852,635)	USD	571,605	2/25/20	—	(27,549)
CITI	AUD	(850,365)	USD	565,995	8/24/20	—	(33,939)
CITI	EUR	(146,969)	USD	165,682	5/4/20	—	(466)
CITI	EUR	(1,630,646)	USD	1,843,609	10/19/20	—	(19,022)
CITI	JPY	60,955,953	USD	(571,605)	2/25/20	—	(8,851)
CITI	JPY	182,990,000	USD	(1,716,097)	3/24/20	—	(23,834)
CITI	JPY	60,357,748	USD	(565,995)	8/24/20	—	(3,036)
CITI	KRW	(3,222,000,000)	USD	2,729,121	3/18/20	—	(64,427)
CITI	MXN	(2,099,000)	USD	104,515	4/8/20	—	(4,888)
CITI	MXN	(7,197,000)	USD	354,000	6/17/20	—	(17,293)
CITI	MXN	(2,153,000)	USD	104,480	10/8/20	—	(4,851)
CITI	MXN	(1,617,000)	USD	78,356	10/9/20	—	(3,745)
CITI	MXN	(5,392,000)	USD	260,758	10/13/20	—	(12,866)
CITI	MXN	(7,938,000)	USD	385,269	10/15/20	—	(17,445)
CITI	MXN	(7,268,000)	USD	356,001	10/16/20	—	(12,673)
DB	EUR	(912,431)	USD	1,016,767	3/9/20	—	(11,143)
DB	EUR	(432,907)	USD	485,311	3/16/20	—	(2,609)
DB	EUR	(912,431)	USD	1,014,805	4/8/20	—	(15,028)
DB	EUR	(281,945)	USD	316,596	4/30/20	—	(2,063)
DB	EUR	(282,055)	USD	315,507	5/26/20	—	(3,793)
DB	EUR	(946,717)	USD	1,066,874	6/18/20	—	(6,392)
DB	EUR	(1,488,376)	USD	1,678,917	10/15/20	—	(20,778)
DB	EUR	(2,196,300)	USD	2,500,312	10/26/20	—	(9,545)
DB	KRW	(7,965,000,000)	USD	6,832,218	5/29/20	—	(89,371)
GSI	CHF	495,307	USD	(499,151)	2/12/20	14,176	—
GSI	CHF	495,307	USD	(499,151)	5/12/20	17,482	—
GSI	CHF	495,307	USD	(499,151)	8/12/20	20,784	—
GSI	CHF	495,307	USD	(499,151)	11/12/20	24,087	—
GSI	EUR	(450,919)	USD	499,151	2/12/20	—	(7,986)
GSI	EUR	(221,966)	USD	247,621	4/15/20	—	(3,015)
GSI	EUR	(357,852)	USD	402,125	4/29/20	—	(2,299)
GSI	EUR	(989,278)	USD	1,110,831	4/30/20	—	(7,267)
LVIP Global Income Fund–18

LVIP Global Income Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
GSI	EUR	651,458	USD	(729,666)	4/30/20	$ 6,622	$ —
GSI	EUR	(451,305)	USD	499,151	5/12/20	—	(11,302)
GSI	EUR	(917,148)	USD	1,026,152	5/26/20	—	(12,103)
GSI	EUR	(451,675)	USD	499,151	8/12/20	—	(14,642)
GSI	EUR	(1,152,139)	USD	1,289,151	10/5/20	—	(25,746)
GSI	EUR	(452,005)	USD	499,151	11/12/20	—	(17,935)
HSBC	AUD	(2,265,000)	USD	1,535,879	3/12/20	—	(56,429)
HSBC	AUD	(1,150,000)	USD	788,483	3/13/20	—	(19,995)
HSBC	AUD	(3,445,000)	USD	2,338,070	6/12/20	—	(88,616)
HSBC	EUR	(510,196)	USD	566,875	2/25/20	—	(7,381)
HSBC	EUR	(510,210)	USD	560,801	3/25/20	—	(14,583)
HSBC	EUR	(520,000)	USD	584,904	4/30/20	—	(2,808)
HSBC	EUR	(1,020,392)	USD	1,131,747	5/22/20	—	(23,097)
HSBC	EUR	(510,196)	USD	567,661	8/24/20	—	(13,141)
HSBC	EUR	(1,879,250)	USD	2,111,788	10/13/20	—	(34,009)
HSBC	EUR	(461,000)	USD	521,518	10/16/20	—	(4,968)
HSBC	INR	(354,000,000)	USD	4,883,769	2/5/20	—	(70,051)
HSBC	JPY	60,205,004	USD	(566,875)	2/25/20	—	(11,054)
HSBC	JPY	166,819,515	USD	(1,535,879)	3/12/20	5,751	—
HSBC	JPY	85,503,075	USD	(788,483)	3/13/20	1,724	—
HSBC	JPY	179,997,740	USD	(1,694,039)	3/23/20	—	(29,546)
HSBC	JPY	(179,997,740)	USD	1,718,413	3/23/20	53,920	—
HSBC	JPY	60,316,980	USD	(560,801)	3/25/20	—	(2,966)
HSBC	JPY	60,243,121	USD	(567,234)	5/22/20	—	(8,288)
HSBC	JPY	61,280,702	USD	(564,513)	5/22/20	4,060	—
HSBC	JPY	253,808,280	USD	(2,338,070)	6/12/20	19,593	—
HSBC	JPY	60,288,471	USD	(567,661)	8/24/20	—	(5,349)
HSBC	KRW	(1,565,176,000)	USD	1,337,414	1/30/20	—	(17,775)
HSBC	KRW	938,000,000	USD	(779,808)	1/30/20	32,348	—
HSBC	KRW	(880,000,000)	USD	748,045	3/18/20	—	(14,935)
HSBC	MXN	(65,020,000)	USD	3,192,272	4/6/20	—	(197,641)
HSBC	MXN	(48,480,000)	USD	2,323,254	10/7/20	—	(138,936)
JPMC	AUD	(409,000)	USD	275,987	1/9/20	—	(11,097)
JPMC	AUD	(2,970,000)	USD	2,032,245	1/14/20	—	(52,718)
JPMC	AUD	(1,412,500)	USD	989,619	1/15/20	—	(1,993)
JPMC	AUD	1,412,500	USD	(966,618)	1/15/20	24,993	—
JPMC	AUD	(120,000)	USD	81,810	1/28/20	—	(2,462)
JPMC	AUD	(896,648)	USD	622,094	1/31/20	—	(7,621)
JPMC	AUD	896,648	USD	(617,409)	1/31/20	12,307	—
JPMC	AUD	(1,215,496)	USD	815,667	2/21/20	—	(38,393)
JPMC	AUD	(2,680,000)	USD	1,848,653	3/12/20	—	(35,403)
JPMC	AUD	(2,430,992)	USD	1,637,697	5/21/20	—	(73,924)
JPMC	AUD	(5,270,000)	USD	3,592,015	6/12/20	—	(120,218)
JPMC	AUD	(1,215,496)	USD	810,064	8/21/20	—	(47,416)
JPMC	CAD	(1,734,097)	USD	1,318,117	1/30/20	—	(17,509)
JPMC	CAD	(508,000)	USD	386,795	3/16/20	—	(4,516)
JPMC	CAD	1,511,262	USD	(1,148,288)	3/16/20	15,832	—
JPMC	CNH	(1,955,000)	USD	275,383	2/24/20	—	(5,117)
JPMC	DKK	(3,013,048)	USD	454,146	1/30/20	910	—
JPMC	EUR	(2,018,167)	USD	2,283,655	1/30/20	15,517	—
JPMC	EUR	(886,504)	USD	984,281	1/30/20	—	(12,026)
JPMC	EUR	1,345,000	USD	(1,496,703)	1/30/20	14,888	—
JPMC	EUR	(980,625)	USD	1,097,008	3/16/20	—	(8,233)
JPMC	EUR	(14,694)	USD	16,444	5/22/20	—	(187)
JPMC	EUR	(36,757)	USD	41,192	6/4/20	—	(442)
JPMC	EUR	(36,757)	USD	42,716	6/15/20	1,053	—
JPMC	JPY	217,846,500	USD	(2,032,245)	1/14/20	—	(25,693)
JPMC	JPY	83,800,000	USD	(793,925)	1/29/20	—	(21,410)
JPMC	JPY	86,982,735	USD	(815,667)	2/21/20	—	(12,812)
JPMC	JPY	199,996,500	USD	(1,848,653)	3/12/20	—	(424)
LVIP Global Income Fund–19

LVIP Global Income Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	JPY	35,400,000	USD	(333,072)	3/13/20	$ —	$ (5,910)
JPMC	JPY	121,848,750	USD	(1,145,856)	3/23/20	—	(19,084)
JPMC	JPY	(121,848,750)	USD	1,159,303	3/23/20	32,530	—
JPMC	JPY	31,624,780	USD	(300,225)	3/24/20	—	(7,763)
JPMC	JPY	(31,624,780)	USD	300,903	3/24/20	8,442	—
JPMC	JPY	86,688,584	USD	(812,909)	5/21/20	—	(8,642)
JPMC	JPY	89,613,239	USD	(824,788)	5/21/20	6,613	—
JPMC	JPY	389,401,391	USD	(3,592,015)	6/12/20	25,195	—
JPMC	JPY	60,989,760	USD	(576,725)	6/22/20	—	(9,863)
JPMC	JPY	(60,989,760)	USD	583,214	6/22/20	16,351	—
JPMC	JPY	97,010,000	USD	(895,162)	6/22/20	6,487	—
JPMC	JPY	86,385,195	USD	(810,064)	8/21/20	—	(4,483)
JPMC	KRW	(115,600,000)	USD	97,167	3/25/20	—	(3,102)
JPMC	MXN	1,745,000	USD	(88,750)	6/16/20	1,288	—
JPMC	NOK	3,050,000	USD	(337,750)	1/30/20	9,707	—
JPMC	NOK	2,890,000	USD	(322,725)	3/16/20	6,533	—
JPMC	NOK	8,670,000	USD	(947,443)	6/15/20	40,355	—
JPMC	NOK	8,617,200	USD	(947,439)	6/16/20	34,343	—
JPMC	NOK	8,827,500	USD	(979,451)	6/19/20	26,291	—
JPMC	NOK	7,735,300	USD	(857,351)	9/21/20	23,746	—
JPMC	SEK	(2,120,000)	USD	222,890	3/16/20	—	(4,285)
JPMC	SEK	2,120,000	USD	(216,295)	3/16/20	10,881	—
JPMC	TRY	365,000	USD	(57,877)	4/15/20	1,856	—
MSC	EUR	(115,750)	USD	129,084	5/27/20	—	(1,958)
SCB	EUR	(2,145,000)	USD	2,407,441	2/24/20	—	(6,738)
SCB	EUR	(107,800)	USD	120,828	6/5/20	—	(1,283)
SSB	AUD	(25,668,500)	USD	17,554,671	1/31/20	—	(472,316)
SSB	AUD	598,000	USD	(413,213)	1/31/20	6,763	—
SSB	CAD	(7,725,500)	USD	5,918,608	1/31/20	—	(31,682)
SSB	EUR	(29,852,000)	USD	33,372,807	1/31/20	—	(176,660)
SSB	EUR	16,064,000	USD	(17,920,038)	1/31/20	133,649	—
SSB	GBP	27,082,000	USD	(34,831,379)	1/31/20	1,073,390	—
SSB	GBP	(13,551,000)	USD	18,106,033	1/31/20	140,391	—
SSB	JPY	(5,560,778,000)	USD	51,542,136	1/31/20	276,953	—
SSB	JPY	70,654,000	USD	(647,728)	1/31/20	3,636	—
SSB	MXN	(104,143,500)	USD	5,377,147	1/31/20	—	(104,812)
SSB	MXN	2,531,000	USD	(132,361)	1/31/20	867	—
SSB	NZD	(42,878,500)	USD	27,326,429	1/31/20	—	(1,552,663)
SSB	NZD	3,821,000	USD	(2,453,499)	1/31/20	119,982	—
SSB	SEK	152,818,500	USD	(15,877,890)	1/31/20	462,350	—
SSB	SGD	(25,917,000)	USD	19,029,529	1/31/20	—	(244,919)
UBS	CHF	504,693	USD	(508,353)	2/10/20	14,630	—
UBS	CHF	504,693	USD	(508,353)	5/8/20	17,922	—
UBS	CHF	504,692	USD	(508,352)	8/10/20	21,360	—
UBS	CHF	504,693	USD	(508,609)	11/9/20	24,430	—
UBS	EUR	(459,313)	USD	508,353	2/10/20	—	(8,162)
UBS	EUR	(136,016)	USD	151,331	4/9/20	—	(2,195)
UBS	EUR	136,016	USD	(152,346)	4/9/20	1,181	—
UBS	EUR	(984,000)	USD	1,108,697	4/24/20	—	(3,020)
UBS	EUR	984,000	USD	(1,103,133)	4/24/20	8,584	—
UBS	EUR	(459,702)	USD	508,353	5/8/20	—	(11,468)
UBS	EUR	(460,066)	USD	508,352	8/10/20	—	(14,919)
UBS	EUR	(460,419)	USD	508,609	11/9/20	—	(18,003)
Total Foreign Currency Exchange Contracts						$2,954,053	$(4,767,158)
LVIP Global Income Fund–20

LVIP Global Income Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
7	Australia 10 yr Bonds	$ 702,246	$ 712,224	3/16/20	$ —	$ (9,978)
27	Australia 3 yr Bonds	2,179,193	2,190,642	3/16/20	—	(11,449)
10	Euro-BTP	1,597,974	1,592,018	3/6/20	5,956	—
(3)	Euro-BUXL	(667,569)	(682,372)	3/6/20	14,803	—
(7)	Euro-O.A.T.	(1,278,054)	(1,286,999)	3/6/20	8,945	—
(38)	U.S. Treasury 10 yr Notes	(4,880,031)	(4,920,165)	3/20/20	40,134	—
128	U.S. Treasury 2 yr Notes	27,584,000	27,586,175	3/31/20	—	(2,175)
(1)	U.S. Treasury Bonds	(181,656)	(188,186)	3/20/20	6,530	—
(3)	U.S. Treasury Long Bonds	(467,719)	(477,722)	3/20/20	10,003	—
(4)	U.S. Treasury Note	(562,812)	(569,807)	3/20/20	6,995	—
					93,366	(23,602)
Sovereign Bond:
12	Canadian Government Bond	1,270,463	1,294,045	3/20/20	—	(23,582)
Total Futures Contracts					$93,366	$(47,184)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Sold
CDX.NA.IG.31-Quarterly [4]	2,000,000	1.00%	12/20/21	$33,920	$21,516	$12,404	$—

Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Over-The-Counter:
Protection Purchased
JPMC Ally Financial Inc 7.50% 9/15/20 -Quarterly	400,000	5.00%	12/20/24	$(81,145)	$(74,459)	$—	$(6,686)
CITI Avon Products Inc 5.00% 3/15/23 -Quarterly	100,000	5.00%	3/20/23	(13,810)	(9,384)	—	(4,426)
CITI Avon Products Inc 7.00% 3/15/23 -Quarterly	100,000	5.00%	3/20/23	(13,810)	(9,374)	—	(4,436)
BCLY Italy Government International Bond 6.875% 9/27/23/Baa3u -Quarterly	200,000	1.00%	6/20/23	(331)	1,509	—	(1,840)
CITI Nabors Industries 9.25% 1/15/2119/B1 -Quarterly	100,000	1.00%	12/20/21	3,477	2,504	973	—
CITI Nabors Industries 9.25% 1/15/2119/B1 -Quarterly	50,000	1.00%	12/20/21	1,738	1,212	526	—
CITI Nabors Industries 9.25% 1/15/2119/B1 -Quarterly	65,000	1.00%	12/20/21	2,260	2,457	—	(197)
LVIP Global Income Fund–21

LVIP Global Income Fund
Statement of Net Assets (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Over-The-Counter:(continued)
Protection Purchased(continued)
JPMC Navient 5.50% 1/25/23/Ba3 -Quarterly	50,000	5.00%	3/20/20	$(613)	$(397)	$—	$(216)
JPMC Navient 5.50% 1/25/23/Ba3 -Quarterly	33,000	5.00%	3/20/20	(405)	(259)	—	(146)
					(86,191)	1,499	(17,947)
Protection Sold
CITI Argentine Republic Government International Bond 7.50% 4/22/26 -Quarterly	30,000	5.00%	12/20/21	(16,290)	(15,701)	—	(589)
CITI Argentine Republic Government International Bond 7.50% 4/22/26 -Quarterly	30,000	5.00%	12/20/21	(16,290)	(15,505)	—	(785)
CITI Argentine Republic Government International Bond 7.50% 4/22/26 -Quarterly	70,000	5.00%	12/20/21	(38,010)	(34,978)	—	(3,032)
CITI Argentine Republic Government International Bond 7.50% 4/22/26 -Quarterly	50,000	5.00%	12/20/21	(27,150)	(26,541)	—	(609)
CITI Argentine Republic Government International Bond 7.50% 4/22/26 -Quarterly	85,000	5.00%	12/20/21	(46,154)	(46,070)	—	(84)
CITI Bespoke EQ Tranche 0-3% -Quarterly	39,946	0.00%	6/20/20	(2,106)	(3,007)	901	—
MSC Bespoke Pecan 5-10% -Quarterly	100,000	3.98%	3/20/22	3,844	—	3,844	—
MSC Bespoke Pecan 5-10% -Quarterly	100,000	4.10%	12/20/21	4,330	—	4,330	—
CITI Bespoke Phoenix 5-7% -Quarterly	100,000	2.90%	12/20/21	3,302	—	3,302	—
CITI Bespoke Singapore 0.30% 6/20/20 -Quarterly	70,000	0.00%	6/20/20	(4,437)	(4,603)	166	—
CITI Citibank 2.30% 6/20/21 -Quarterly	155,000	2.30%	6/20/21	3,187	—	3,187	—
JPMC Goldman Sachs Group 2.91% 6/5/23 -Quarterly	400,000	1.00%	12/20/24	9,312	6,862	2,450	—
BCLY Italy Government International Bond 6.875% 9/27/23/Baa3u -Quarterly	200,000	1.00%	6/20/23	331	(6,620)	6,951	—
JPMC Morgan Stanley 3.75% 2/25/23 -Quarterly	400,000	1.00%	12/20/24	9,909	7,532	2,377	—
CITI Nabors Industries 9.25% 1/15/2119/B1 -Quarterly	100,000	1.00%	12/20/23	(13,489)	(11,222)	—	(2,267)
LVIP Global Income Fund–22

LVIP Global Income Fund
Statement of Net Assets (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Over-The-Counter:(continued)
Protection Sold(continued)
CITI Nabors Industries 9.25% 1/15/2119/B1 -Quarterly	50,000	1.00%	12/20/23	$(6,744)	$(5,487)	$—	$(1,257)
CITI Nabors Industries 9.25% 1/15/2119/B1 -Quarterly	65,000	1.00%	12/20/23	(8,767)	(8,860)	93	—
CITI Republic of Indonesia 3.70% 1/8/22 -Quarterly	300,000	1.00%	12/20/24	5,385	1,955	3,430	—
CITI Russian Foreign Bond 7.50% 3/31/30 -Quarterly	140,000	1.00%	12/20/24	3,010	1,382	1,628	—
CITI Spain Government International Bond 5.01% 11/21/44 -Quarterly	150,000	1.00%	12/20/24	4,239	4,252	—	(13)
					(156,611)	32,659	(8,636)
Total CDS Contracts					$(221,286)	$46,562	$(26,583)
LVIP Global Income Fund–23

LVIP Global Income Fund
Statement of Net Assets (continued)
Swap Contracts1
Currency Swap
Counterparty/ Reference Obligation/ Payment Frequency (Floating Rate/Floating Rate)	Notional Amount Paid[3]	Notional Amount Received[3]	Floating Interest Rate Paid	Floating Interest Rate (Received)	Termination Date	Value Assets (Liability)	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Over-The-Counter:
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M	EUR 250,000	280,000	0.70%	(3.14%)	7/10/21	$ 629	$ (250)	$ 879	$—
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M	EUR 500,000	555,000	0.69%	(3.22%)	8/30/21	(4,124)	—	—	(4,124)
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M	EUR 750,000	832,500	0.67%	(1.90%)	9/17/21	(8,028)	4	—	(8,032)
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M	EUR 250,000	275,000	1.28%	(2.00%)	10/15/21	(10,472)	—	—	(10,472)
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M	EUR 250,000	277,500	0.69%	(1.94%)	10/30/21	(2,309)	—	—	(2,309)
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M	EUR 700,000	773,500	0.64%	(1.90%)	11/22/21	(9,932)	—	—	(9,932)
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M	EUR 250,000	277,500	0.65%	(1.91%)	11/29/21	(2,742)	—	—	(2,742)
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M	EUR 750,000	832,500	0.81%	(3.20%)	12/12/21	(8,276)	—	—	(8,276)
Total Currency Swap							$ (246)	$ 879	$ (45,887)
Swap Contracts1
Inflation Swap Contracts
	Notional Amount[3]	Fixed Interest Rate Paid	Termination Date	Value	Unrealized Appreciation[2]
Centrally Cleared:
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,450,000	1.96%	8/31/24	$2,229	$2,229
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	550,000	1.72%	8/14/26	6,760	6,760
Total Inflation Swap Contracts					$8,989
LVIP Global Income Fund–24

LVIP Global Income Fund
Statement of Net Assets (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Receive China 7 Day Interbank Repo Fixing Rate-(Quarterly)	CNY 3,700,000	(2.77%)	2.30%	8/26/24	$(3,475)	$—	$—	$(3,475)
Receive China 7 Day Interbank Repo Fixing Rate-(Quarterly)	CNY 4,600,000	(2.77%)	2.50%	8/23/24	(4,079)	—	—	(4,079)
Receive China 7 Day Interbank Repo Fixing Rate-(Quarterly)	CNY 5,800,000	(2.79%)	1.00%	8/30/24	385	—	385	—
Receive China 7 Day Interbank Repo Fixing Rate-(Quarterly)	CNY 1,700,000	(2.75%)	2.60%	9/6/24	(1,856)	—	—	(1,856)
Receive USD LIBOR03M-(Semiannual/Quarterly)	2,175,000	2.38%	(1.89%)	6/9/47	(138,253)	—	—	(138,253)
Total IRS Contracts						$—	$385	$(147,663)
Swap Contract1
Total Return Swap (TRS) Contract
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Rate Paid	Termination Date	Value	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Over-The-Counter:
BCLY- Receive amounts based on Markit iBoxx USD Liquid Leveraged Loans Total Return Index and pay variable quarterly payments based on LIBOR03M.[5]	400,000	1.91%	6/20/20	$5,755	$5,755	$—
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2019.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] The Markit iBoxx USD Liquid Leveraged Loans Total Return Index comprises approximately 100 of the most liquid, tradable leveraged loans. Indices are rebalanced monthly, using a transparent roll mechanism.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
AUD–Australian Dollar
BAMLL–Bank of America Merrill Lynch Large Loan
BCLY–Barclays Bank
BNP–BNP Paribas
BOA–Bank of America
BRL–Brazilian Real
BTP–Buoni del Tesoro Poliennali
BUXL–Bundesanleihe
CAD–Canadian Dollar
CDX.NA.IG–Credit Derivatives Index - North American Investment Grade
CHF–Swiss Franc
LVIP Global Income Fund–25

LVIP Global Income Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
CITI–Citigroup Global Markets
CLO–Collateralized Loan Obligation
CNH–Chinese Yuan Renminbi
CNY–Chinese Yuan
COP–Colombia Peso
CPI-U–Consumer Price Index for All Urban Consumers
DB–Deutsche Bank
DKK–Danish Krone
DOP–Dominican Republic Peso
ETF–Exchange-Traded Fund
EUR–Euro
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
GBP–British Pound Sterling
GHS–Ghanaian Cedi
GO–Government Obligation
GSI–Goldman Sachs International
H15T1Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 Year
HSBC–Hong Kong and Shanghai Banking Corporation
IDR–Indonesia Rupiah
INR–Indian Rupee
IRS–Interest Rate Swap
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR01W–Intercontinental Exchange London Interbank Offered Rate USD Weekly
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
LIBOR12M–Intercontinental Exchange London Interbank Offered Rate USD 12 Month
MSC–Morgan Stanley & Co.
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Krone
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
PIK–Payment-in-kind
REMICs–Real Estate Mortgage Investment Conduits
SCB–Standard Chartered Bank
SEK–Swedish Krona
SGD–Singapore Dollar
SSB–State Street Bank
TBA–To be announced
THB–Thailand Baht
TRY–Turkish New Lira
USD–United States Dollar
UYU–Uruguay Peso
yr–Year
ZAR–South African Rand
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–26

LVIP Global Income Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$18,779,136
Dividends	837,180
Foreign taxes withheld	(221,725)
19,394,591
EXPENSES:
Management fees	5,187,761
Distribution fees-Service Class	1,542,654
Shareholder servicing fees	231,454
Accounting and administration expenses	224,472
Custodian fees	184,931
Reports and statements to shareholders	122,330
Professional fees	89,814
Pricing fees	38,607
Trustees’ fees and expenses	23,532
Consulting fees	2,138
Other	14,149
7,661,842
Less:
Management fees waived	(558,682)
Total operating expenses	7,103,160
NET INVESTMENT INCOME	12,291,431
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	4,365,523
Foreign currencies	1,661,912
Foreign currency exchange contracts	5,002,880
Futures contracts	57,346
Swap contracts	(2,510,768)
Net realized gain	8,576,893
Net change in unrealized appreciation (depreciation) of:
Investments**	29,521,388
Foreign currencies	43,933
Foreign currency exchange contracts	3,193
Futures contracts	(134,192)
Swap contracts	893,491
Net change in unrealized appreciation (depreciation)	30,327,813
NET REALIZED AND UNREALIZED GAIN	38,904,706
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,196,137

*	Includes $32,037 capital gains taxes paid.
**	Includes $73,724 change in capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,291,431	$ 15,893,785
Net realized gain	8,576,893	14,967,934
Net change in unrealized appreciation (depreciation)	30,327,813	(16,620,930)
Net increase in net assets resulting from operations	51,196,137	14,240,789
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,767,726)	(6,474,519)
Service Class	(14,148,933)	(22,014,646)
Return of capital:
Standard Class	—	(1,042,644)
Service Class	—	(3,537,891)
	(18,916,659)	(33,069,700)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	20,837,265	13,058,575
Service Class	40,170,203	44,073,643
Reinvestment of dividends and distributions:
Standard Class	4,767,726	7,517,163
Service Class	14,148,933	25,552,537
	79,924,127	90,201,918
Cost of shares redeemed:
Standard Class	(28,511,014)	(204,562,213)
Service Class	(106,050,985)	(117,308,510)
	(134,561,999)	(321,870,723)
Decrease in net assets derived from capital share transactions	(54,637,872)	(231,668,805)
NET DECREASE IN NET ASSETS	(22,358,394)	(250,497,716)
NET ASSETS:
Beginning of year	807,037,823	1,057,535,539
End of year	$ 784,679,429	$ 807,037,823
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–27

LVIP Global Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Income Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.082	$ 11.356	$ 10.866	$ 10.858	$ 11.556
Income (loss) from investment operations:
Net investment income[1]	0.200	0.217	0.188	0.189	0.193
Net realized and unrealized gain (loss)	0.547	(0.009)	0.360	(0.133)	(0.427)
Total from investment operations	0.747	0.208	0.548	0.056	(0.234)
Less dividends and distributions from:
Net investment income	(0.307)	(0.398)	—	—	(0.362)
Net realized gain	—	(0.017)	(0.058)	(0.048)	(0.102)
Return of capital	—	(0.067)	—	—	—
Total dividends and distributions	(0.307)	(0.482)	(0.058)	(0.048)	(0.464)
Net asset value, end of period	$ 11.522	$ 11.082	$ 11.356	$ 10.866	$ 10.858
Total return[2]	6.74%	1.90%	5.04%	0.51%	(2.02%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$182,976	$178,755	$366,308	$374,814	$379,407
Ratio of expenses to average net assets	0.70%	0.68%	0.67%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.75%	0.74%	0.72%	0.72%
Ratio of net investment income to average net assets	1.73%	1.91%	1.67%	1.71%	1.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.66%	1.84%	1.60%	1.64%	1.62%
Portfolio turnover	30%	47%	59%	49%	54%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–28

LVIP Global Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Income Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.011	$ 11.284	$ 10.824	$ 10.843	$ 11.540
Income (loss) from investment operations:
Net investment income[1]	0.170	0.187	0.159	0.161	0.163
Net realized and unrealized gain (loss)	0.543	(0.008)	0.359	(0.132)	(0.425)
Total from investment operations	0.713	0.179	0.518	0.029	(0.262)
Less dividends and distributions from:
Net investment income	(0.277)	(0.372)	—	—	(0.333)
Net realized gain	—	(0.017)	(0.058)	(0.048)	(0.102)
Return of capital	—	(0.063)	—	—	—
Total dividends and distributions	(0.277)	(0.452)	(0.058)	(0.048)	(0.435)
Net asset value, end of period	$ 11.447	$ 11.011	$ 11.284	$ 10.824	$ 10.843
Total return[2]	6.47%	1.65%	4.79%	0.26%	(2.27%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$601,703	$628,282	$691,228	$630,057	$633,519
Ratio of expenses to average net assets	0.95%	0.93%	0.92%	0.90%	0.90%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	1.00%	0.99%	0.97%	0.97%
Ratio of net investment income to average net assets	1.48%	1.66%	1.42%	1.46%	1.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.41%	1.59%	1.35%	1.39%	1.37%
Portfolio turnover	30%	47%	59%	49%	54%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–29

LVIP Global Income Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek current income consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.
 Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
 Other debt securities, credit default swap (“CDS”) contracts, total return swap contracts, inflation swap contracts, currency swaps and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in
LVIP Global Income Fund–30

LVIP Global Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Withholding taxes on foreign interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.
 Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.07% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian a fee based on Mondrian’s managed portion of the Fund’s average daily net assets.
Franklin Advisers, Inc. (“Franklin”) is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin a fee based on Franklin’s managed portion of the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$45,913
Legal	9,104
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $105,054 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of
LVIP Global Income Fund–31

LVIP Global Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$384,536
Distribution fees payable to LFD	127,043
Printing and mailing fees payable to Lincoln Life	8,468
Shareholder servicing fees payable to Lincoln Life	19,227
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$172,688,238
Purchases of U.S. government securities	53,213,950
Sales other than U.S. government securities	186,554,042
Sales of U.S. government securities	128,927,002
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$753,173,546
Aggregate unrealized appreciation of investments and derivatives	$ 34,169,034
Aggregate unrealized depreciation of investments and derivatives	(4,507,556)
Net unrealized appreciation of investments and derivatives	$ 29,661,478
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP Global Income Fund–32

LVIP Global Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 14,559,637	$ —	$ 14,559,637
Agency Mortgage-Backed Securities	—	5,917,828	—	5,917,828
Corporate Bonds	—	27,391,295	—	27,391,295
Municipal Bonds	—	4,622,825	—	4,622,825
Non-Agency Asset-Backed Securities	—	29,730,588	841,275	30,571,863
Non-Agency Collateralized Mortgage Obligations	—	4,249,941	—	4,249,941
Non-Agency Commercial Mortgage-Backed Securities	—	3,138,149	—	3,138,149
Loan Agreements	—	6,497,556	—	6,497,556
Sovereign Bonds	—	394,859,356	—	394,859,356
Supranational Banks	—	21,979,957	—	21,979,957
U.S. Treasury Obligations	—	221,379,685	—	221,379,685
Common Stock	135	—	88,322	88,457
Warrants	—	—	75	75
Exchange-Traded Fund	136,920	—	—	136,920
Money Market Fund	47,955,344	—	—	47,955,344
Total Investments	$48,092,399	$734,326,817	$929,672	$783,348,888
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 2,954,053	$—	$ 2,954,053
Futures Contracts	$ 93,366	$ —	$—	$ 93,366
Swap Contracts	$ —	$ 62,570	$—	$ 62,570
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(4,767,158)	$—	$(4,767,158)
Futures Contracts	$(47,184)	$ —	$—	$ (47,184)
Swap Contracts	$ —	$ (220,133)	$—	$ (220,133)
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts, mark-to-market on futures contracts, straddle losses and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$18,916,659	$27,172,378
Long-term capital gains	—	1,316,787
Return of capital	—	4,580,535
Total	$18,916,659	$33,069,700
LVIP Global Income Fund–33

LVIP Global Income Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 4,897,275
Other temporary differences	(13,944,395)
Net unrealized appreciation	29,639,960
Distributable earnings/(accumulated loss)	$ 20,592,840
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to prior year return of capital true up adjustments and foreign capital gain taxes:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(3,097,133)	$3,097,133
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2019, the Fund had no capital loss carryforwards for federal income tax purposes.
During the year ended December 31, 2019, the Fund utilized $1,494,153 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	1,806,386	1,147,967
Service Class	3,524,400	3,893,607
Shares reinvested:
Standard Class	414,513	686,466
Service Class	1,238,093	2,348,278
	6,983,392	8,076,318
Shares redeemed:
Standard Class	(2,469,735)	(17,961,430)
Service Class	(9,255,534)	(10,441,370)
	(11,725,269)	(28,402,800)
Net decrease	(4,741,877)	(20,326,482)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from
LVIP Global Income Fund–34

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2019, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities and to reduce transaction costs.
Swap Contracts–The Fund enters into CDS contracts, total return swap contracts, inflation swap contracts, currency swap contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from(paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2019, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2019, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are
LVIP Global Income Fund–35

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the Statement of Net Assets, at December 31, 2019, the notional value of the protection sold was USD 4,634,946, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2019, net unrealized appreciation of the protection sold was $36,427.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2019, the Fund used CDS contracts to hedge against credit events; to enhance total return and to gain exposure to certain securities or markets.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2019, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2019, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.
LVIP Global Income Fund–36

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2019, the Fund used currency swaps to protect against currency fluctuations.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$2,954,053	Receivables and other assets net of liabilities	$(4,767,158)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	93,366	Receivables and other assets net of liabilities	(47,184)
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	5,755	Receivables and other assets net of liabilities	—
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	46,562	Receivables and other assets net of liabilities	(26,583)
Swap contracts (Currency contracts)	Receivables and other assets net of liabilities	879	Receivables and other assets net of liabilities	(45,887)
Swap contracts (Interest rate contracts & Inflation contracts)	Receivables and other assets net of liabilities	9,374	Receivables and other assets net of liabilities	(147,663)
Total		$3,109,989		$(5,034,475)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 5,002,880	$ 3,193
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	57,346	(134,192)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(147,371)	5,755
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(165,084)	238,336
Swap contracts (Currency contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	—	173,214
Swap contracts (Interest rate contracts & Inflation contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,198,313)	476,186
Total		$ 2,549,458	$ 762,492
LVIP Global Income Fund–37

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$96,834,176	$283,432,458
Futures contracts (average notional value)	33,179,752	7,853,315
CDS contracts (average notional value)*	1,450,077	5,973,826
Currency swap contracts (average notional value)	952,077	951,297
Interest rate swap contracts (average notional value)**	—	9,668,670
Total return swap contracts (average notional value)	887,740	—
Inflation rate swap contracts (average notional value)	1,450,000	—

*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
At December 31, 2019, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
Citigroup Global Markets	$ 373,207
Deutsche Bank	139,827
Hong Kong Shanghai Bank	632,000
JP Morgan Chase Bank	280,000
Total	$1,425,034
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ —	$ (40,537)	$ (40,537)
Barclays Bank PLC	89,092	(112,963)	(23,871)
BNP Paribas SA	34,914	(122,484)	(87,570)
Citigroup Global Markets	15,085	(318,467)	(303,382)
Deutsche Bank	—	(160,722)	(160,722)
Goldman Sachs International	83,151	(102,295)	(19,144)
Hong Kong Shanghai Bank	117,396	(761,568)	(644,172)
JPMorgan Chase Bank	340,943	(569,794)	(228,851)
Morgan Stanley Capital	8,174	(1,958)	6,216
Standard Chartered Bank	—	(8,021)	(8,021)
Total	$688,755	$(2,198,809)	$(1,510,054)

LVIP Global Income Fund–38

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ (40,537)	$—	$—	$—	$ —	$ (40,537)
Barclays Bank PLC	(23,871)	—	—	—	—	(23,871)
BNP Paribas SA	(87,570)	—	—	—	—	(87,570)
Citigroup Global Markets	(303,382)	—	—	—	303,382	—
Deutsche Bank	(160,722)	—	—	—	139,827	(20,895)
Goldman Sachs International	(19,144)	—	—	—	—	(19,144)
Hong Kong Shanghai Bank	(644,172)	—	—	—	632,000	(12,172)
JPMorgan Chase Bank	(228,851)	—	—	—	228,851	—
Morgan Stanley Capital	6,216	—	—	—	—	6,216
Standard Chartered Bank	(8,021)	—	—	—	—	(8,021)
Total	$(1,510,054)	$—	$—	$—	$1,304,060	$(205,994)
1 Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years,
LVIP Global Income Fund–39

LVIP Global Income Fund
Notes to Financial Statements (continued)
 10. Recent Accounting Pronouncements (continued)
beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Global Income Fund–40

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Global Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Global Income Fund–41

LVIP Global Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board also considered that LIAC provided oversight of two subadvisers, Franklin and Mondrian. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the net median investment management fee of the Morningstar peer group. The
LVIP Global Income Fund–42

LVIP Global Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Board considered that the Fund’s net expense ratio was within range of the net expense ratio of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the LVIP Global Income Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board considered the services provided by Franklin, the backgrounds of the portfolio managers and Franklin’s investment strategies. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. In considering investment performance, the Board considered that Franklin and Mondrian each managed a portion of the Fund’s assets. The Board reviewed the LVIP Global Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Bond funds category and the FTSE WGBI USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board determined that the services provided by Franklin and Mondrian were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include breakpoints for Mondrian and the Franklin low duration sleeve managed assets, as compared to other funds with a similar strategy for each of Franklin and Mondrian. The Board considered that LIAC compensates Franklin and Mondrian from its fees and that the subadvisory fee schedules were negotiated between LIAC and Franklin and Mondrian, respectively, which are unaffiliated third parties. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Franklin, an unaffiliated third party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives and noted that Franklin’s statement that it may receive reputational benefits from its association with the complex and potential marketing benefits.
The Board considered the information provided regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Mondrian as to any additional benefits it receives and noted that none were identified with respect to the Fund.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Global Income Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Global Income Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Global Income Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Global Income Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Global Income Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Income Fund–48

LVIP Government Money Market Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Government Money Market Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first quarter of the fiscal year for 2019 on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Government Money Market Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Advisors, LLC
The Fund returned 1.79% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019.
In 2019, the Federal Open Market Committee (“FOMC”) shifted from a tightening policy to one of accommodation, with them delivering 0.25% cuts in July, September and October to their Federal Funds target rate, which ended the year in a range of 1.50%-1.75%.
In September the market saw temporary volatility in the repurchase agreement (“repo”) market, due to a contraction in excess reserves in the banking system, outsized deposit flow activity related to corporate tax payments and the settlement of Treasury obligations. This prompted the Federal Reserve to inject a substantial amount of liquidity into the financial system during the balance of 2019. The Federal Reserve did this through regular overnight and term repo operations and began purchasing $60 billion of Treasury bills per month to support the flow of funds and maintain control over short-term rates.
In July the U.S. debt ceiling was suspended, freeing up the U.S. Treasury to issue additional debt. The Federal Reserve’s expanded footprint in the Treasury bill market during the latter part of the year may have contributed to a reduction in investable Treasury supply and caused a contraction in the relative value of these instruments.
It has been over two years since the U.K.’s Financial Conduct Authority announced that after 2021, it will not compel banks to provide quotations based on LIBOR. This announcement impacted around $350 trillion worth of financial products. Progress has been made with increased issuance of securities based off its designated replacement (SOFR). Issuance has been well sponsored by investors with U.S. Government Agencies being the largest issuer. SOFR indexed floaters currently represent around $300 billion of cash securities. The U.S. Treasury has discussed issuing one-year floating-rate notes referencing SOFR. While progress has been made, several issues need to be addressed before 2021 ends. The Fund’s strategy has been to not purchase LIBOR based floaters that mature beyond the end of the transition date. Indications we have received from issuers is that they have no current plans to issue new floating floaters that are indexed to LIBOR maturing beyond this transition date.
The 1-month to 1-year Treasury bill curve was inverted for most of the year. The biggest driver being a directional shift in FOMC monetary policy; specifically, the committee’s forward-looking rate expectations. While the year began with the expectation that the FOMC would continue to pursue tighter monetary policy, a shift in tone from the committee altered that viewpoint, leading to the market pricing for increased odds of lower rates throughout the remainder of 2019. Additionally, technical factors including seasonal changes in bill supply and positive flows into government money market funds attributed to lower yields. As such, the Fund’s strategy had been to evaluate term investment decisions versus our own expectations of both the frequency and degree of future rate cuts. The 1-day gross yield of the Fund as of December 31, 2019 was 1.68%.
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 1.79%
Five Years	+ 0.73%
Ten Years	+ 0.38%
Service Class Shares
One Year	+ 1.54%
Five Years	+ 0.58%
Ten Years	+ 0.30%

LVIP Government Money Market Fund–1

LVIP Government Money Market Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee recoupments in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,007.90	0.48%	$2.43
Service Class Shares	1,000.00	1,006.70	0.73%	3.69
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.48%	$2.45
Service Class Shares	1,000.00	1,021.50	0.73%	3.72

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Government Money Market Fund–2

LVIP Government Money Market Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Agency Obligations	49.65%
U.S. Treasury Obligations	12.42%
Repurchase Agreements	34.00%
Money Market Fund	0.01%
Total Investments	96.08%
Receivables and Other Assets Net of Liabilities	3.92%
Total Net Assets	100.00%
LVIP Government Money Market Fund–3

LVIP Government Money Market Fund
Statement of Net Assets
December 31, 2019
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS–49.65%
≠Fannie Mae Discount Notes 1.56% 1/24/20	2,630,000	$ 2,627,429
Federal Farm Credit Banks Funding
•1.65% (SOFR + 0.11%) 1/15/21	1,500,000	1,500,000
•1.66% (LIBOR01M minus 0.05%) 2/07/20	7,725,000	7,725,748
•1.68% (LIBOR01M minus 0.04%) 9/11/20	3,035,000	3,033,931
•1.69% (LIBOR01M minus 0.05%) 8/17/20	2,295,000	2,293,779
•1.73% (SOFR + 0.19%) 11/18/21	1,465,000	1,465,000
•1.74% (LIBOR01M minus 0.01%) 6/18/20	935,000	934,991
•1.75% (USBMMY3M + 0.23%) 7/08/21	1,845,000	1,845,000
•1.76% (LIBOR01M + 0.03%) 12/14/20	3,545,000	3,544,862
•1.76% (LIBOR01M) 6/19/20	6,000,000	6,006,427
•1.78% (LIBOR01M + 0.05%) 4/16/21	4,130,000	4,130,000
•1.79% 6/26/20	3,130,000	3,129,956
•1.79% (USBMMY3M + 0.26%) 6/17/21	3,090,000	3,089,554
•1.82% (LIBOR01M + 0.11%) 7/09/21	770,000	770,000
•1.82% (LIBOR03M minus 0.12%) 1/27/20	9,230,000	9,230,224
•1.84% (LIBOR01M + 0.13%) 10/08/21	555,000	555,000
•1.85% (LIBOR01M + 0.11%) 11/12/21	865,000	865,000
•1.94% (LIBOR01M + 0.16%) 7/01/21	2,480,000	2,480,000
Federal Farm Credit Discount Notes
≠1.64% 8/14/20	3,105,000	3,073,812
≠1.64% 9/28/20	1,870,000	1,847,477
≠1.81% 7/07/20	155,000	153,575
≠1.83% 6/12/20	215,000	213,267
≠1.84% 5/14/20	155,000	153,967
≠1.86% 6/30/20	2,645,000	2,620,930
≠1.90% 6/26/20	7,725,000	7,655,115
≠2.07% 3/03/20	2,875,000	2,864,998
≠2.13% 1/23/20	1,870,000	1,867,623
≠2.13% 1/29/20	1,305,000	1,302,889
≠2.37% 3/10/20	5,990,000	5,963,709
≠2.39% 3/24/20	4,970,000	4,943,531
≠2.43% 2/21/20	3,060,000	3,049,813
≠2.45% 2/04/20	3,235,000	3,227,759
≠2.50% 1/17/20	5,315,000	5,309,283
Federal Home Loan Bank Discount Notes
≠1.57% 1/03/20	625,000	624,947
≠1.57% 2/05/20	370,000	369,446
≠1.57% 2/05/20	3,340,000	3,334,993
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes (continued)
≠1.57% 2/05/20	1,485,000	$ 1,482,769
≠1.57% 2/07/20	6,910,000	6,899,070
≠1.59% 1/17/20	615,000	614,571
≠1.59% 1/31/20	4,250,000	4,244,457
≠1.59% 6/05/20	4,420,000	4,390,140
≠1.60% 2/14/20	12,780,000	12,755,492
≠1.60% 2/19/20	2,560,000	2,554,533
≠1.60% 2/21/20	940,000	937,908
≠1.60% 5/06/20	14,175,000	14,097,158
≠1.60% 5/13/20	6,845,000	6,805,474
≠1.60% 5/20/20	4,300,000	4,273,763
≠1.61% 1/22/20	2,980,000	2,977,241
≠1.61% 2/06/20	4,250,000	4,243,285
≠1.61% 3/04/20	4,315,000	4,303,024
≠1.61% 3/11/20	14,035,000	13,991,881
≠1.61% 3/11/20	1,325,000	1,320,917
≠1.61% 3/18/20	5,530,000	5,511,312
≠1.61% 4/03/20	955,000	951,114
≠1.61% 6/25/20	3,145,000	3,120,860
≠1.62% 4/06/20	2,405,000	2,394,803
≠1.62% 6/03/20	3,860,000	3,833,845
≠1.62% 7/06/20	1,200,000	1,190,120
≠1.63% 2/28/20	5,165,000	5,151,702
≠1.63% 6/26/20	600,000	595,295
≠1.63% 7/01/20	3,120,000	3,094,842
≠1.63% 8/14/20	4,865,000	4,816,439
≠1.65% 4/24/20	2,440,000	2,427,498
≠1.68% 1/22/20	6,970,000	6,963,291
≠1.68% 1/24/20	1,780,000	1,778,126
≠1.68% 4/15/20	4,580,000	4,558,119
≠1.69% 1/21/20	5,325,000	5,320,104
≠1.71% 1/08/20	4,515,000	4,513,525
≠1.71% 1/10/20	3,395,000	3,393,574
≠1.71% 1/15/20	6,475,000	6,470,770
≠1.72% 4/08/20	5,190,000	5,166,194
≠1.74% 1/03/20	5,000,000	4,999,525
≠1.86% 2/13/20	1,395,000	1,391,959
≠1.90% 3/13/20	4,340,000	4,323,890
≠1.92% 3/25/20	3,725,000	3,708,677
≠1.93% 3/18/20	1,095,000	1,090,578
≠1.94% 3/20/20	8,935,000	8,897,942
≠2.01% 2/07/20	2,960,000	2,954,037
≠2.08% 1/22/20	4,965,000	4,959,121
≠2.14% 1/08/20	5,850,000	5,847,628
Federal Home Loan Banks
•1.55% (SOFR + 0.01%) 1/17/20	3,095,000	3,095,000
•1.55% (SOFR + 0.01%) 1/24/20	2,935,000	2,935,000
•1.55% (SOFR + 0.01%) 2/21/20	1,795,000	1,795,000
1.56% 5/01/20	4,580,000	4,579,194
•1.56% (SOFR + 0.02%) 5/22/20	1,705,000	1,705,000
LVIP Government Money Market Fund–4

LVIP Government Money Market Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Banks (continued)
•1.57% (SOFR + 0.03%) 8/21/20	930,000	$ 930,000
•1.58% (SOFR + 0.04%) 6/19/20	1,690,000	1,690,000
•1.58% (SOFR + 0.04%) 2/09/21	1,180,000	1,180,000
1.59% 5/14/20	2,025,000	2,024,832
•1.59% (SOFR + 0.05%) 1/17/20	390,000	390,000
•1.59% (SOFR + 0.05%) 1/17/20	3,130,000	3,130,000
•1.59% (SOFR + 0.05%) 1/22/21	1,260,000	1,260,000
1.60% 5/13/20	2,890,000	2,889,920
•1.62% (SOFR + 0.08%) 7/24/20	1,070,000	1,070,000
•1.62% (SOFR + 0.08%) 7/08/21	2,705,000	2,705,000
•1.62% (SOFR + 0.08%) 7/23/21	1,620,000	1,620,000
•1.63% (SOFR + 0.09%) 9/10/21	5,200,000	5,200,000
•1.65% (SOFR + 0.11%) 10/01/20	3,435,000	3,435,000
•1.66% (LIBOR01M minus 0.03%) 8/04/20	2,180,000	2,180,000
•1.66% (SOFR + 0.12%) 10/07/20	1,890,000	1,890,000
•1.66% (SOFR + 0.12%) 3/12/21	3,210,000	3,210,000
•1.67% (SOFR + 0.13%) 10/16/20	16,265,000	16,265,000
•1.70% (LIBOR01M minus 0.04%) 4/17/20	15,045,000	15,044,647
•1.71% (LIBOR01M minus 0.04%) 1/14/20	2,105,000	2,105,000
•1.72% (LIBOR01M + 0.01%) 7/10/20	7,045,000	7,045,000
•1.72% (LIBOR01M minus 0.06%) 2/24/20	6,205,000	6,205,882
•1.75% (LIBOR01M minus 0.04%) 2/25/20	3,290,000	3,290,000
•1.76% (LIBOR01M + 0.05%) 5/08/20	845,000	845,000
•1.76% (LIBOR01M + 0.05%) 5/08/20	2,285,000	2,285,000
•1.80% (LIBOR03M minus 0.13%) 12/21/20	4,600,000	4,600,000
•1.83% (LIBOR03M minus 0.14%) 4/20/20	4,285,000	4,285,000
2.63% 10/01/20	1,940,000	1,953,990
Freddie Mac Discount Notes
≠1.57% 5/19/20	2,555,000	2,539,808
≠1.58% 3/10/20	2,610,000	2,602,246
≠1.68% 3/18/20	11,080,000	11,036,182
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Freddie Mac Discount Notes (continued)
≠1.91% 1/17/20	1,245,000	$ 1,243,965
Total Agency Obligations (Cost $429,381,274)		429,381,274
U.S. TREASURY OBLIGATIONS–12.42%
U.S. Treasury Bills
≠1.57% 5/07/20	5,645,000	5,614,432
≠1.59% 2/13/20	8,645,000	8,628,840
≠1.61% 5/28/20	4,590,000	4,560,318
≠1.72% 4/09/20	3,160,000	3,145,401
≠1.73% 4/09/20	2,020,000	2,010,612
≠1.88% 2/27/20	9,660,000	9,631,857
≠1.89% 2/20/20	430,000	428,895
≠1.94% 2/13/20	12,000,000	11,972,910
≠2.09% 1/02/20	10,000,000	9,999,433
≠2.45% 4/23/20	13,310,000	13,211,402
≠2.47% 2/27/20	30,000	29,887
U.S. Treasury Floating Rate
•1.57% (USBMMY3M + 0.04%) 7/31/20	6,930,000	6,929,182
•1.57% (USBMMY3M + 0.05%) 10/31/20	12,000,000	11,989,593
•1.66% (USBMMY3M + 0.14%) 4/30/21	690,000	689,254
•1.75% (USBMMY3M + 0.22%) 7/31/21	4,000,000	4,000,000
U.S. Treasury Note
1.50% 5/15/20	1,440,000	1,437,240
1.50% 5/31/20	1,040,000	1,038,563
1.63% 11/30/20	850,000	849,688
2.00% 11/30/20	505,000	506,545
2.25% 3/31/20	1,595,000	1,595,770
2.38% 4/30/20	2,275,000	2,278,488
2.63% 11/15/20	2,065,000	2,082,417
3.50% 5/15/20	4,770,000	4,799,231
Total U.S. Treasury Obligations (Cost $107,429,958)		107,429,958
REPURCHASE AGREEMENTS–34.00%
Bank of Montreal 1.55%, dated 12/31/19, to be repurchased on 1/02/20, repurchase price $22,000,947 (collateralized by U.S. government obligations 0.00%-7.875% 2/27/20−2/15/48; market value $22,440,074).	22,000,000	22,000,000

LVIP Government Money Market Fund–5

LVIP Government Money Market Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
REPURCHASE AGREEMENTS (continued)
Bank of Nova Scotia 1.55%, dated 12/31/19, to be repurchased on 1/02/20, repurchase price $24,001,033 (collateralized by U.S. government obligations 1.75%-2.125% 5/15/22−11/30/23 market value $24,482,143).	24,000,000	$ 24,000,000
BNP Paribas 1.58%, dated 12/31/19, to be repurchased on 1/02/20, repurchase price $81,003,555 (collateralized by U.S. government and U.S. agency obligations 0.00%-4.50% 2/27/20-11/20/49; market value $82,620,000).	81,000,000	81,000,000
Citigroup Global Markets 1.55%, dated 12/31/19, to be repurchased on 1/02/20, repurchase price $27,001,163 (collateralized by U.S. government obligations 0.625%-3.00 9/30/25−1/15/26; market value $27,540,005).	27,000,000	27,000,000
Goldman Sachs & Co. 1.57%, dated 12/31/19, to be repurchased on 1/02/20, repurchase price $30,001,308 (collateralized by U.S. agency obligations 1.07%−5.04% 2/20/35−8/15/54; market value $31,140,252).	30,000,000	30,000,000
Mizuho Securities USA 1.57%, dated 12/31/19, to be repurchased on 1/02/20, repurchase price $30,001,308 (collateralized by U.S. agency obligations 3.00% 12/01/49; market value $30,900,001).	30,000,000	30,000,000
	Principal Amount°	Value (U.S. $)
REPURCHASE AGREEMENTS (continued)
Natixis
1.55%, dated 12/31/19, to be repurchased on 1/02/20, repurchase price $26,001,119 (collateralized by U.S. government obligations 1.625%−3.375% 8/15/22−11/15/48; market value $26,520,034).	26,000,000	$ 26,000,000
1.57%, dated 12/31/19, to be repurchased on 1/02/20, repurchase price $8,000,349 (collateralized by U.S. government and U.S. agency obligations 2.125%−4.00% 6/30/22−11/20/49; market value $8,181,746).	8,000,000	8,000,000
TD Securities USA 1.57%, dated 12/31/19, to be repurchased on 1/02/20, repurchase price $46,002,006 (collateralized by U.S. agency obligations 3.50% 1/01/48; market value $47,380,000).	46,000,000	46,000,000
Total Repurchase Agreements (Cost $294,000,000)		294,000,000

	Number of Shares
MONEY MARKET FUND–0.01%
State Street Institutional U.S. Government Money Market Fund (seven-day effective yield 1.53%)	71,287	71,287
Total Money Market Fund (Cost $71,287)		71,287

TOTAL INVESTMENTS–96.08% (Cost $830,882,519)Δ	830,882,519
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.92%	33,890,116
NET ASSETS APPLICABLE TO 86,476,490 SHARES OUTSTANDING–100.00%	$864,772,635
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND STANDARD CLASS ($544,283,504 / 54,427,525 Shares)	$10.000
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND SERVICE CLASS ($320,489,131 / 32,048,965 Shares)	$10.000
LVIP Government Money Market Fund–6

LVIP Government Money Market Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$864,762,813
Distributable earnings/(accumulated loss)	9,822
TOTAL NET ASSETS	$864,772,635

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
≠ The rate shown is the effective yield at the time of purchase.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
Δ Also the cost for federal income tax purposes.
★ Includes $2,882,431 payable for fund shares redeemed, $118,137 other accrued expenses payable and $346,108 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
BNP–BNP Paribas
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
SOFR–Secured Overnight Financing Rate
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–7

LVIP Government Money Market Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$17,152,561
EXPENSES:
Management fees	2,849,087
Distribution fees-Service Class	700,080
Shareholder servicing fees	221,279
Accounting and administration expenses	175,052
Reports and statements to shareholders	37,150
Professional fees	33,529
Trustees’ fees and expenses	22,514
Custodian fees	20,780
Pricing fees	6,547
Consulting fees	2,292
Other	55,989
4,124,299
Plus:
Recoupment of prior expenses reduced by the Advisor	213,280
Total operating expenses	4,337,579
NET INVESTMENT INCOME	12,814,982
NET REALIZED GAIN FROM INVESTMENTS	9,614
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,824,596
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,814,982	$ 8,884,149
Net realized gain	9,614	3,115
Net increase in net assets resulting from operations	12,824,596	8,887,264
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(8,598,621)	(6,157,804)
Service Class	(4,218,752)	(2,726,989)
	(12,817,373)	(8,884,793)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	871,157,478	827,126,468
Service Class	373,801,365	307,106,312
Reinvestment of dividends and distributions:
Standard Class	8,598,621	6,157,804
Service Class	4,218,752	2,726,989
	1,257,776,216	1,143,117,573
Cost of shares redeemed:
Standard Class	(828,709,230)	(834,730,821)
Service Class	(344,862,650)	(254,865,102)
	(1,173,571,880)	(1,089,595,923)
Increase in net assets derived from capital share transactions	84,204,336	53,521,650
NET INCREASE IN NET ASSETS	84,211,559	53,524,121
NET ASSETS:
Beginning of year	780,561,076	727,036,955
End of year	$ 864,772,635	$ 780,561,076
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–8

LVIP Government Money Market Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.178	0.138	0.041	0.003	0.002
Total from investment operations	0.178	0.138	0.041	0.003	0.002
Less dividends and distributions from:
Net investment income	(0.178)	(0.138)	(0.041)	(0.003)	(0.002)
Net realized gain	—	—	— [2]	—	—
Total dividends and distributions	(0.178)	(0.138)	(0.041)	(0.003)	(0.002)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[3]	1.79%	1.39%	0.41%	0.03%	0.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$544,284	$493,231	$494,673	$483,490	$434,793
Ratio of expenses to average net assets[4]	0.48%	0.49%	0.52%	0.37%	0.17%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.45%	0.46%	0.45%	0.44%	0.43%
Ratio of net investment income to average net assets[4]	1.77%	1.38%	0.41%	0.04%	0.02%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.80%	1.41%	0.48%	(0.03%)	(0.24%)

[1]	Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund’s Sub-adviser.
[2]	For the year ended December 31, 2017, net realized gain distributions of $14,061 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the years ended December 31, 2019, 2018 and 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03%, 0.03% and 0.07%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–9

LVIP Government Money Market Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.153	0.113	0.018	0.003	0.002
Total from investment operations	0.153	0.113	0.018	0.003	0.002
Less dividends and distributions from:
Net investment income	(0.153)	(0.113)	(0.018)	(0.003)	(0.002)
Net realized gain	—	—	— [2]	—	—
Total dividends and distributions	(0.153)	(0.113)	(0.018)	(0.003)	(0.002)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[3]	1.54%	1.14%	0.18%	0.03%	0.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$320,489	$287,330	$232,364	$250,965	$265,037
Ratio of expenses to average net assets[4]	0.73%	0.74%	0.75%	0.38%	0.17%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.71%	0.70%	0.69%	0.68%
Ratio of net investment income to average net assets[4]	1.52%	1.13%	0.18%	0.03%	0.02%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.55%	1.16%	0.23%	(0.28%)	(0.49%)

[1]	Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund’s Sub-adviser.
[2]	For the year ended December 31, 2017, net realized gain distributions of $7,898 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the years ended December 31, 2019, 2018 and 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03%, 0.03% and 0.07%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–10

LVIP Government Money Market Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Government Money Market Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value “NAV”) and (ii) preserving the value of your initial investment (preservation of capital).
The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. As a government money market fund, the Fund is (i) permitted to use the amortized cost method of valuation to seek to maintain a $10.00 share price and (ii) is not subject to a liquidity fee and/or a redemption gate on Fund redemptions. The Fund’s Board of Trustees (the “Board”) has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders are provided with specific advance notice of the change.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Securities are valued at amortized cost, which approximates fair value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 31, 2019, and matured on the next business day.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Government Money Market Fund–11

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares dividends daily from net investment income and pays such dividends daily.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
BlackRock Advisors, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$43,289
Legal	8,642
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,551 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LIAC may waive or reimburse its management fee, and LFD may waive or reimburse any 12b-1 Fee, in order to maintain a positive net yield for the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice. Amounts waived or reimbursed may be recouped for a period of up to 36 months from the date of the waiver or reimbursement, provided that the amount of such recoupment may not exceed the amounts waived or reimbursed and may not cause any Class of the Fund to have a negative net yield. Recoupment is further limited to no more than 50% of the Fund’s excess return above a minimum yield of 0.10%. LIAC and its affiliated distributor have contractually agreed to limit the recoupment of previously waived management and 12b-1 fees to 0.03% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Board and the adviser. During the year ended December 31, 2019, LIAC recouped $213,280 in previously waived management fees. The following table summarizes the remaining amounts of waivers or reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2020	Total
LFD	$ 47,465	$ 47,465
LIAC	—	—
Total	$47,465	$47,465
LVIP Government Money Market Fund–12

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$257,952
Distribution fees payable to LFD	68,294
Shareholder servicing fees payable to Lincoln Life	19,862
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Obligations	$ —	$429,381,274	$—	$429,381,274
U.S. Treasury Obligations	—	107,429,958	—	107,429,958
Repurchase Agreements	—	294,000,000	—	294,000,000
Money Market Fund	71,287	—	—	71,287
Total Investments	$71,287	$830,811,232	$—	$830,882,519
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$12,817,373	$8,884,793
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$9,822
Distributable earnings/(accumulated loss)	$9,822
LVIP Government Money Market Fund–13

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	87,115,748	82,712,658
Service Class	37,380,137	30,710,633
Shares reinvested:
Standard Class	859,876	615,781
Service Class	421,889	272,697
	125,777,650	114,311,769
Shares redeemed:
Standard Class	(82,870,937)	(83,473,082)
Service Class	(34,486,279)	(25,486,510)
	(117,357,216)	(108,959,592)
Net increase	8,420,434	5,352,177
7.  Credit and Market Risk
Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years,
LVIP Government Money Market Fund–14

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 9. Recent Accounting Pronouncements (continued)
beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Government Money Market Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Government Money Market Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Government Money Market Fund–16

LVIP Government Money Market Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to an unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board
LVIP Government Money Market Fund–17

LVIP Government Money Market Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
considered that, from 2010 through 2016, LIAC had implemented a voluntary fee waiver of varying amounts in order for the Fund to maintain a positive net yield and was in the process of recouping a portion of the waived fees. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Advisors, LLC. (“BlackRock”) on behalf of the LVIP Government Money Market Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Government Money Market Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Money Market Taxable funds category and the FTSE Treasury Bill 3 Month USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered that the Fund had been restructured as a government money market fund and that BlackRock became the Fund’s subadviser in April 2016. The Board determined that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund as well as information on comparable funds subadvised by BlackRock. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Government Money Market Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Government Money Market Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Government Money Market Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Government Money Market Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Government Money Market Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Government Money Market Fund–23

LVIP Invesco Select Equity Income Managed Volatility Fund
(formerly LVIP Invesco Select Equity Managed Volatility Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Invesco Select Equity Income Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Select Equity Income Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Invesco Advisors, Inc.
Invesco Capital Management LLC
SSGA Funds Management, Inc.
The Fund returned 19.68% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the LVIP Invesco Select Equity Income Composite1 returned 23.95%, and its broad-based index, the Russell 1000®Value Index2, returned 26.54%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500®Index3 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund utilizes a volatility management overlay and has a large cap orientation. The Fund has exposures to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias toward value. Additionally, the Fund has small exposures to fixed income and convertible securities. During calendar year 2019, exposure to value-oriented equities and fixed income securities generally detracted from relative returns.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Invesco Advisors, Inc.:	Meggan Walsh
Thomas Bastian
Brian Jurkash
Matthew Titus
Robert Botard
Kristina Bradshaw
Chuck Burge
Sergio Marcheli
Christopher McMeans
Invesco Capital Management LLC:	Peter Hubbard
Michael Jeanette
SSGA Funds Management, Inc.:	Timothy Furbush
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Invesco Select Equity Income Managed Volatility Fund–1

LVIP Invesco Select Equity Income Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
LVIP Invesco Select Equity Income Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Select Equity Income Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,076 for the Standard Class shares and to $12,804 for the Service Class shares. For comparison, look at how the LVIP Invesco Select Equity Income Composite and Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $16,201 and $16,892, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective February 11, 2019, the broad-based benchmark changed from the S&P 500® Index in order to reflect the investment strategy of the Fund. For comparison the same $10,000 investment from the same period of time for the S&P 500® Index would have increased to $19,766.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 19.68%
Five Years	+ 4.52%
Inception (1/2/14)	+ 4.58%
Service Class Shares
One Year	+ 19.26%
Five Years	+ 4.15%
Inception (1/2/14)	+ 4.21%
1. The LVIP Invesco Select Equity Income Composite is an unmanaged index compiled by LIAC, the Fund's Adviser. The LVIP Invesco Select Equity Income Composite is constructed as follows: 85% Russell 1000® Value Index and 15% Bloomberg Barclays U.S. Govt/Credit Index.
2. The Russell 1000®Value Index measures the performance of those companies in the Russell 1000®Index with lower price-to-book ratios and lower forecasted the Russell 1000® Index with lower price-to-book ratios and lower forecasted the Russell 1000®Index with lower price-to-book ratios and lower forecasted growth values.
3. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Invesco Select Equity Income Managed Volatility Fund–2

LVIP Invesco Select Equity Income Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,075.70	0.55%	$2.88
Service Class Shares	1,000.00	1,073.80	0.90%	4.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.55%	$2.80
Service Class Shares	1,000.00	1,020.50	0.90%	4.58

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Invesco Select Equity Income Managed Volatility Fund–3

LVIP Invesco Select Equity Income Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Common Stock	80.64%
Aerospace & Defense	1.72%
Air Freight & Logistics	0.56%
Airlines	0.28%
Auto Components	0.07%
Automobiles	1.25%
Banks	7.36%
Beverages	2.08%
Biotechnology	0.66%
Building Products	0.42%
Capital Markets	2.61%
Chemicals	2.23%
Commercial Services & Supplies	0.22%
Communications Equipment	0.53%
Construction Materials	0.15%
Consumer Finance	0.73%
Containers & Packaging	0.89%
Distributors	0.07%
Diversified Financial Services	0.58%
Diversified Telecommunication Services	1.45%
Electric Utilities	4.89%
Electrical Equipment	0.84%
Electronic Equipment, Instruments & Components	0.21%
Energy Equipment & Services	0.85%
Entertainment	0.30%
Equity Real Estate Investment Trusts	1.87%
Food & Staples Retailing	1.15%
Food Products	4.44%
Health Care Equipment & Supplies	1.84%
Health Care Providers & Services	1.94%
Health Care Technology	0.14%
Hotels, Restaurants & Leisure	1.53%
Household Durables	0.20%
Household Products	1.80%
Industrial Conglomerates	0.85%
Insurance	3.42%
Interactive Media & Services	0.38%
Internet & Direct Marketing Retail	0.69%
IT Services	2.00%
Life Sciences Tools & Services	0.46%
Machinery	2.14%
Media	1.27%
Metals & Mining	0.24%
Mortgage Real Estate Investment Trusts (REITs)	0.07%
Multiline Retail	0.66%
Multi-Utilities	2.31%
Oil, Gas & Consumable Fuels	5.34%
Personal Products	0.54%
Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	4.96%
Professional Services	0.22%
Real Estate Management & Development	0.08%
Road & Rail	0.82%
Semiconductors & Semiconductor Equipment	2.22%
Software	1.53%
Specialty Retail	1.21%
Technology Hardware, Storage & Peripherals	0.92%
Textiles, Apparel & Luxury Goods	0.90%
Tobacco	0.95%
Trading Companies & Distributors	0.15%
Water Utilities	0.07%
Wireless Telecommunication Services	0.38%
Convertible Preferred Stock	0.06%
Preferred Stock	0.01%
Agency Obligation	0.02%
Convertible Bonds	1.99%
Corporate Bonds	5.05%
Aerospace & Defense	0.13%
Agriculture	0.08%
Airlines	0.03%
Auto Manufacturers	0.13%
Banks	0.90%
Beverages	0.07%
Biotechnology	0.04%
Chemicals	0.02%
Computers	0.08%
Diversified Financial Services	0.51%
Electric	0.14%
Electronics	0.01%
Entertainment	0.07%
Environmental Control	0.01%
Food	0.22%
Forest Products & Paper	0.01%
Gas	0.01%
Health Care Products	0.01%
Health Care Services	0.04%
Home Builders	0.02%
Housewares	0.01%
Insurance	0.39%
Machinery Diversified	0.06%
Media	0.27%
Metal Fabricate & Hardware	0.01%
Mining	0.00%
Oil & Gas	0.05%
Packaging & Containers	0.02%
Pharmaceuticals	0.28%
LVIP Invesco Select Equity Income Managed Volatility Fund–4

LVIP Invesco Select Equity Income Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Pipelines	0.32%
Private Equity	0.07%
Real Estate Investment Trusts	0.14%
Retail	0.15%
Semiconductors	0.11%
Software	0.11%
Telecommunications	0.34%
Transportation	0.16%
Trucking & Leasing	0.03%
U.S. Treasury Obligations	4.44%
Money Market Fund	7.22%
Total Investments	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%

Top 10 Equity Holdings	Percentage of Net Assets
Johnson & Johnson	1.30%
Mondelez International Class A	1.09%
PNC Financial Services Group	1.09%
Entergy	1.01%
Hartford Financial Services Group	1.00%
Bristol-Myers Squibb	0.99%
General Mills	0.96%
Bank of America	0.94%
General Dynamics	0.93%
Procter & Gamble	0.91%
Total	10.22%
IT–Information Technology
LVIP Invesco Select Equity Income Managed Volatility Fund–5

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–80.64%
Aerospace & Defense–1.72%
Arconic	11,722	$ 360,686
Boeing	955	311,101
General Dynamics	26,727	4,713,306
L3Harris Technologies	1,756	347,460
Lockheed Martin	919	357,840
Northrop Grumman	997	342,938
Raytheon	5,662	1,244,168
Textron	7,687	342,840
TransDigm Group	646	361,760
United Technologies	2,422	362,719
		8,744,818
Air Freight & Logistics–0.56%
CH Robinson Worldwide	4,841	378,566
Expeditors International of Washington	4,735	369,425
FedEx	2,284	345,364
United Parcel Service Class B	15,175	1,776,385
		2,869,740
Airlines–0.28%
American Airlines Group	12,535	359,504
Delta Air Lines	6,363	372,108
Southwest Airlines	6,259	337,861
†United Airlines Holdings	3,910	344,432
		1,413,905
Auto Components–0.07%
Aptiv	3,919	372,187
		372,187
Automobiles–1.25%
Ford Motor	40,418	375,887
General Motors	101,627	3,719,548
Harley-Davidson	49,977	1,858,645
†Tesla	1,012	423,350
		6,377,430
Banks–7.36%
Bank of America	136,686	4,814,081
Citigroup	53,923	4,307,908
Citizens Financial Group	73,140	2,970,215
Comerica	17,293	1,240,773
Cullen/Frost Bankers	11,293	1,104,230
Fifth Third Bancorp	58,451	1,796,784
First Republic Bank	3,273	384,414
Huntington Bancshares	24,458	368,827
JPMorgan Chase & Co.	18,287	2,549,208
KeyCorp	33,523	678,506
M&T Bank	20,582	3,493,794
PNC Financial Services Group	34,637	5,529,104
Regions Financial	21,897	375,753
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†SVB Financial Group	1,545	$ 387,857
Truist Financial	47,748	2,689,167
US Bancorp	6,122	362,973
Wells Fargo & Co.	34,504	1,856,315
Zions Bancorp	49,796	2,585,408
		37,495,317
Beverages–2.08%
Anheuser-Busch InBev	20,755	1,692,753
Brown-Forman Class B	5,590	377,884
Coca-Cola	78,355	4,336,949
Constellation Brands Class A	1,981	375,895
Heineken	25,234	2,686,708
Molson Coors Brewing Class B	6,888	371,263
†Monster Beverage	6,072	385,876
PepsiCo	2,703	369,419
		10,596,747
Biotechnology–0.66%
AbbVie	4,082	361,420
†Alexion Pharmaceuticals	3,338	361,005
Amgen	1,612	388,605
†Biogen	1,261	374,177
†BioMarin Pharmaceutical	4,748	401,443
Gilead Sciences	5,559	361,224
†Incyte	4,103	358,274
†Regeneron Pharmaceuticals	1,033	387,871
†Vertex Pharmaceuticals	1,697	371,558
		3,365,577
Building Products–0.42%
Johnson Controls International	52,212	2,125,551
		2,125,551
Capital Markets–2.61%
Ameriprise Financial	2,258	376,138
Bank of New York Mellon	7,447	374,807
BlackRock	725	364,457
Charles Schwab	8,028	381,812
CME Group	1,741	349,453
E*TRADE Financial	8,048	365,138
Federated Investors Class B	22,767	741,977
Franklin Resources	13,045	338,909
Goldman Sachs Group	12,876	2,960,579
Intercontinental Exchange	3,891	360,112
KKR & Co Class A	12,123	353,628
Moody's	1,643	390,065
Morgan Stanley	71,625	3,661,470
MSCI	1,447	373,586
Northern Trust	3,338	354,629
S&P Global	1,376	375,717
State Street	4,986	394,393
LVIP Invesco Select Equity Income Managed Volatility Fund–6

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
T. Rowe Price Group	2,928	$ 356,747
TD Ameritrade Holding	8,765	435,620
		13,309,237
Chemicals–2.23%
Air Products & Chemicals	1,501	352,720
BASF	14,015	1,055,843
Celanese	2,872	353,601
†Corteva	84,319	2,492,470
†Dow	28,277	1,547,600
DuPont de Nemours	32,596	2,092,663
Eastman Chemical	4,541	359,920
Ecolab	1,886	363,979
Mosaic	18,023	390,018
Nutrien	16,114	771,481
Nutrien (New York Shares)	17,756	850,690
PPG Industries	2,793	372,837
Sherwin-Williams	600	350,124
		11,353,946
Commercial Services & Supplies–0.22%
Cintas	1,412	379,941
Republic Services	4,095	367,035
Waste Management	3,225	367,521
		1,114,497
Communications Equipment–0.53%
†Arista Networks	1,878	381,985
Cisco Systems	33,780	1,620,089
Juniper Networks	14,180	349,254
Motorola Solutions	2,231	359,503
		2,710,831
Construction Materials–0.15%
Martin Marietta Materials	1,367	382,268
Vulcan Materials	2,532	364,583
		746,851
Consumer Finance–0.73%
Ally Financial	11,718	358,102
American Express	18,346	2,283,893
Capital One Financial	3,655	376,136
Discover Financial Services	4,280	363,030
Synchrony Financial	9,764	351,602
		3,732,763
Containers & Packaging–0.89%
Avery Dennison	6,119	800,488
Ball	5,514	356,590
International Paper	41,912	1,930,048
Sonoco Products	17,507	1,080,532
WestRock	9,052	388,421
		4,556,079
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Distributors–0.07%
Genuine Parts	3,450	$ 366,493
		366,493
Diversified Financial Services–0.58%
AXA Equitable Holdings	42,742	1,059,147
†Berkshire Hathaway Class B	1,646	372,819
Voya Financial	25,042	1,527,061
		2,959,027
Diversified Telecommunication Services–1.45%
AT&T	108,972	4,258,626
BT Group	406,350	1,035,811
CenturyLink	24,164	319,206
Deutsche Telekom	85,721	1,400,867
Verizon Communications	6,079	373,251
		7,387,761
Electric Utilities–4.89%
American Electric Power	26,487	2,503,286
Avangrid	7,420	379,607
Duke Energy	31,733	2,894,367
Edison International	5,160	389,116
Entergy	42,905	5,140,019
Eversource Energy	4,451	378,647
Exelon	100,175	4,566,978
FirstEnergy	26,578	1,291,691
NextEra Energy	1,563	378,496
PPL	114,033	4,091,504
Southern	5,816	370,479
SSE	112,944	2,152,077
Xcel Energy	5,943	377,321
		24,913,588
Electrical Equipment–0.84%
ABB	82,913	2,000,122
AMETEK	3,685	367,542
Eaton	3,941	373,291
Emerson Electric	15,347	1,170,362
Rockwell Automation	1,806	366,022
		4,277,339
Electronic Equipment, Instruments & Components–0.21%
Amphenol Class A	3,481	376,748
Corning	12,325	358,781
†Keysight Technologies	3,317	340,424
		1,075,953
Energy Equipment & Services–0.85%
Baker Hughes	62,620	1,604,951
Halliburton	17,412	426,072
National Oilwell Varco	15,992	400,600
Schlumberger	10,077	405,095
TechnipFMC	69,912	1,498,913
		4,335,631

LVIP Invesco Select Equity Income Managed Volatility Fund–7

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment–0.30%
Activision Blizzard	6,664	$ 395,975
†Electronic Arts	3,651	392,519
†Netflix	1,207	390,549
Walt Disney	2,458	355,500
		1,534,543
Equity Real Estate Investment Trusts–1.87%
Alexandria Real Estate Equities	2,278	368,079
American Tower	1,669	383,570
AvalonBay Communities	1,686	353,554
Boston Properties	2,629	362,434
Crown Castle International	2,642	375,560
Digital Realty Trust	3,043	364,369
Equinix	657	383,491
Equity Residential	4,184	338,569
Essex Property Trust	1,134	341,175
Healthpeak Properties	10,501	361,970
Host Hotels & Resorts	20,774	385,358
Prologis	4,060	361,908
Public Storage	1,697	361,393
Realty Income	4,670	343,852
SBA Communications	1,524	367,269
Simon Property Group	2,349	349,907
Ventas	6,204	358,219
Vornado Realty Trust	5,532	367,878
Welltower	4,307	352,226
Weyerhaeuser	88,544	2,674,029
		9,554,810
Food & Staples Retailing–1.15%
Costco Wholesale	1,191	350,059
Kroger	13,311	385,886
Sysco	26,391	2,257,486
†U.S. Foods Holding	51,209	2,145,145
Walgreens Boots Alliance	5,821	343,206
Walmart	3,043	361,630
		5,843,412
Food Products–4.44%
Archer-Daniels-Midland	8,304	384,890
Campbell Soup	71,075	3,512,527
Conagra Brands	12,374	423,686
Danone	10,979	910,089
General Mills	90,956	4,871,603
Hershey	2,482	364,804
Hormel Foods	8,399	378,879
JM Smucker	3,445	358,728
Kellogg	25,171	1,740,826
Kraft Heinz	43,101	1,384,835
McCormick & Co Non-Voting Shares	2,227	377,989
Mondelez International Class A	100,712	5,547,217
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Nestle	18,290	$ 1,980,171
Tyson Foods Class A	4,005	364,615
		22,600,859
Health Care Equipment & Supplies–1.84%
Abbott Laboratories	4,220	366,549
†ABIOMED	1,621	276,526
†Alcon	12,888	729,997
†Align Technology	1,349	376,425
Baxter International	4,442	371,440
Becton Dickinson & Co.	1,434	390,005
†Boston Scientific	8,413	380,436
Danaher	2,490	382,165
DENTSPLY SIRONA	6,388	361,497
†Edwards Lifesciences	1,472	343,403
†IDEXX Laboratories	1,369	357,487
†Intuitive Surgical	635	375,380
Medtronic	16,786	1,904,372
ResMed	2,459	381,071
Stryker	1,754	368,235
Zimmer Biomet Holdings	13,601	2,035,798
		9,400,786
Health Care Providers & Services–1.94%
AmerisourceBergen	4,144	352,323
Anthem	6,257	1,889,802
Cardinal Health	6,432	325,331
†Centene	6,186	388,914
†Cigna	1,845	377,284
CVS Health	31,804	2,362,719
HCA Healthcare	2,620	387,262
†Henry Schein	5,284	352,548
Humana	1,061	388,878
†Laboratory Corp of America Holdings	2,109	356,779
McKesson	14,194	1,963,314
Quest Diagnostics	3,471	370,668
UnitedHealth Group	1,322	388,642
		9,904,464
Health Care Technology–0.14%
Cerner	5,205	381,995
†Veeva Systems Class A	2,362	332,239
		714,234
Hotels, Restaurants & Leisure–1.53%
Carnival	57,703	2,933,044
†Chipotle Mexican Grill	473	395,953
Darden Restaurants	4,984	543,306
Hilton Worldwide Holdings	3,574	396,392
Las Vegas Sands	5,684	392,423
Marriott International Class A	2,628	397,958
McDonald's	1,865	368,543

LVIP Invesco Select Equity Income Managed Volatility Fund–8

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
MGM Resorts International	11,417	$ 379,844
Royal Caribbean Cruises	3,022	403,467
Starbucks	4,295	377,617
Wynn Resorts	3,029	420,637
Yum Brands	3,681	370,787
Yum China Holdings	8,326	399,731
		7,779,702
Household Durables–0.20%
DR Horton	6,761	356,643
Lennar Class A	6,095	340,040
†Mohawk Industries	2,533	345,450
		1,042,133
Household Products–1.80%
Church & Dwight	5,283	371,606
Clorox	2,450	376,173
Colgate-Palmolive	5,450	375,178
Kimberly-Clark	24,561	3,378,366
Procter & Gamble	37,202	4,646,530
		9,147,853
Industrial Conglomerates–0.85%
3M	7,650	1,349,613
General Electric	31,400	350,424
Honeywell International	1,990	352,230
Roper Technologies	1,046	370,525
Siemens	14,568	1,902,457
		4,325,249
Insurance–3.42%
Aflac	6,649	351,732
Allstate	3,256	366,137
American International Group	76,925	3,948,560
Hartford Financial Services Group	84,134	5,112,823
✱Lincoln National	6,157	363,325
Loews	7,212	378,558
†Markel	322	368,101
Marsh & McLennan	3,428	381,913
MetLife	7,342	374,222
Principal Financial Group	6,622	364,210
Progressive	4,963	359,272
Prudential Financial	3,862	362,024
Travelers	20,410	2,795,149
Willis Towers Watson	9,423	1,902,881
		17,428,907
Interactive Media & Services–0.38%
†Alphabet Class A	271	362,975
†Facebook Class A	1,825	374,581
†InterActiveCorp	1,606	400,071
†Snap Class A	25,562	417,427
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†Twitter	12,175	$ 390,209
		1,945,263
Internet & Direct Marketing Retail–0.69%
†Amazon.com	207	382,503
†Booking Holdings	193	396,370
eBay	54,128	1,954,562
Expedia Group	3,725	402,821
†MercadoLibre	657	375,765
		3,512,021
IT Services–2.00%
Accenture Class A	1,809	380,921
†Akamai Technologies	4,125	356,318
Automatic Data Processing	12,666	2,159,553
Cognizant Technology Solutions Class A	36,989	2,294,058
DXC Technology	9,717	365,262
Fidelity National Information Services	2,663	370,397
†Fiserv	3,124	361,228
†FleetCor Technologies	1,195	343,825
Global Payments	2,018	368,406
International Business Machines	7,284	976,347
Mastercard Class A	1,268	378,612
Paychex	4,271	363,291
†PayPal Holdings	3,471	375,458
†Square Class A	5,591	349,773
†VeriSign	1,936	373,029
Visa Class A	2,012	378,055
		10,194,533
Life Sciences Tools & Services–0.46%
Agilent Technologies	4,549	388,075
†Illumina	1,182	392,117
†IQVIA Holdings	2,469	381,485
†Mettler-Toledo International	499	395,847
Thermo Fisher Scientific	1,179	383,022
†Waters	1,639	382,952
		2,323,498
Machinery–2.14%
Caterpillar	2,448	361,521
Cummins	10,095	1,806,601
Deere & Co.	2,073	359,168
Dover	3,252	374,826
Flowserve	57,326	2,853,115
Fortive	4,969	379,582
Illinois Tool Works	2,065	370,936
Ingersoll-Rand	17,635	2,344,044
PACCAR	4,510	356,741
Parker-Hannifin	1,839	378,503
Pentair	20,183	925,794

LVIP Invesco Select Equity Income Managed Volatility Fund–9

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Stanley Black & Decker	2,258	$ 374,241
		10,885,072
Media–1.27%
†Charter Communications Class A	4,748	2,303,160
Comcast Class A	41,555	1,868,728
Fox Class A	10,390	385,157
†Liberty Broadband Class C	3,074	386,556
†Liberty Media-Liberty SiriusXM Class C	7,715	371,400
Omnicom Group	4,591	371,963
Sirius XM Holdings	52,275	373,766
ViacomCBS Class B	9,378	393,595
		6,454,325
Metals & Mining–0.24%
Freeport-McMoRan	31,940	419,053
Newmont Goldcorp	9,477	411,776
Nucor	6,583	370,491
		1,201,320
Mortgage Real Estate Investment Trusts (REITs)–0.07%
Annaly Capital Management	39,707	374,040
		374,040
Multiline Retail–0.66%
Dollar General	2,259	352,359
†Dollar Tree	3,324	312,622
Target	20,921	2,682,281
		3,347,262
Multi-Utilities–2.31%
Ameren	4,721	362,573
CMS Energy	5,940	373,270
Consolidated Edison	26,099	2,361,177
Dominion Energy	46,931	3,886,825
DTE Energy	2,921	379,350
NiSource	13,651	380,044
Public Service Enterprise Group	5,941	350,816
Sempra Energy	21,818	3,304,991
WEC Energy Group	4,041	372,701
		11,771,747
Oil, Gas & Consumable Fuels–5.34%
Apache	14,887	380,958
BP	311,352	1,944,958
Cabot Oil & Gas	19,908	346,598
Canadian Natural Resources	42,240	1,366,201
†Cheniere Energy	5,888	359,580
Chevron	18,895	2,277,036
Concho Resources	4,873	426,729
ConocoPhillips	39,756	2,585,333
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Continental Resources	11,320	$ 388,276
Devon Energy	80,805	2,098,506
Diamondback Energy	4,624	429,385
EOG Resources	4,848	406,068
Exxon Mobil	5,228	364,810
Hess	5,318	355,296
Kinder Morgan	17,698	374,667
Marathon Oil	153,509	2,084,652
Marathon Petroleum	5,592	336,918
Noble Energy	17,072	424,068
Occidental Petroleum	9,287	382,717
ONEOK	5,074	383,950
Phillips 66	3,056	340,469
Pioneer Natural Resources	2,653	401,585
Royal Dutch Shell Class A	76,485	2,264,323
Royal Dutch Shell Class B	30,880	916,037
Suncor Energy	59,307	1,943,788
TOTAL	52,519	2,898,399
Valero Energy	3,595	336,672
Williams	16,177	383,718
		27,201,697
Personal Products–0.54%
Coty Class A	30,373	341,696
Estee Lauder Class A	1,864	384,991
L'Oreal	6,801	2,013,972
		2,740,659
Pharmaceuticals–4.96%
Allergan	1,970	376,605
Bayer	28,053	2,280,613
Bristol-Myers Squibb	78,831	5,060,162
†Elanco Animal Health	13,644	401,816
Eli Lilly & Co.	22,040	2,896,717
GlaxoSmithKline	40,613	957,030
Johnson & Johnson	45,431	6,627,020
Merck & Co.	32,848	2,987,526
Pfizer	39,521	1,548,433
Sanofi	16,991	1,708,050
Zoetis	3,067	405,917
		25,249,889
Professional Services–0.22%
†CoStar Group	611	365,561
Equifax	2,613	366,134
Verisk Analytics Class A	2,521	376,486
		1,108,181
Real Estate Management & Development–0.08%
†CBRE Group Class A	6,308	386,617
		386,617
Road & Rail–0.82%
CSX	32,281	2,335,853

LVIP Invesco Select Equity Income Managed Volatility Fund–10

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Kansas City Southern	2,356	$ 360,845
†Lyft Class A	8,405	361,583
Norfolk Southern	1,893	367,488
†Uber Technologies	13,296	395,423
Union Pacific	2,052	370,981
		4,192,173
Semiconductors & Semiconductor Equipment–2.22%
†Advanced Micro Devices	9,246	424,022
Analog Devices	3,190	379,100
Applied Materials	5,828	355,741
Broadcom	1,156	365,319
Intel	44,722	2,676,612
KLA	2,034	362,398
Lam Research	1,275	372,810
Maxim Integrated Products	6,257	384,868
Microchip Technology	3,823	400,345
†Micron Technology	7,466	401,521
NVIDIA	1,745	410,598
NXP Semiconductors	10,753	1,368,427
QUALCOMM	25,063	2,211,308
Skyworks Solutions	3,588	433,717
Texas Instruments	3,065	393,209
Xilinx	3,862	377,588
		11,317,583
Software–1.53%
†Adobe Systems	1,197	394,783
†Autodesk	2,202	403,979
†Cadence Design Systems	5,361	371,839
Citrix Systems	3,213	356,322
Intuit	1,337	350,200
Microsoft	2,412	380,372
NortonLifeLock	14,568	371,775
Oracle	49,526	2,623,888
†Palo Alto Networks	1,464	338,550
†salesforce.com	2,216	360,410
†ServiceNow	1,370	386,778
†Splunk	2,993	448,262
†Synopsys	2,546	354,403
†VMware Class A	2,149	326,197
†Workday Class A	2,142	352,252
		7,820,010
Specialty Retail–1.21%
†AutoZone	308	366,923
Best Buy	4,622	405,812
†CarMax	3,691	323,590
Home Depot	1,524	332,811
Kingfisher	353,922	1,017,307
Lowe's	3,131	374,969
†O'Reilly Automotive	799	350,170
Ross Stores	3,191	371,496
TJX	36,670	2,239,070
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Ulta Salon Cosmetics & Fragrance	1,468	$ 371,609
		6,153,757
Technology Hardware, Storage & Peripherals–0.92%
Apple	8,452	2,481,930
†Dell Technologies Class C	6,502	334,138
Hewlett Packard Enterprise	20,994	332,965
HP	17,925	368,359
NetApp	5,754	358,186
Seagate Technology	6,123	364,318
Western Digital	7,087	449,812
		4,689,708
Textiles, Apparel & Luxury Goods–0.90%
†Capri Holdings	62,385	2,379,988
Columbia Sportswear	6,767	677,986
†Lululemon Athletica	1,649	382,024
NIKE Class B	3,827	387,713
Tapestry	13,518	364,580
VF	4,102	408,805
		4,601,096
Tobacco–0.95%
Altria Group	7,541	376,371
Philip Morris International	52,520	4,468,927
		4,845,298
Trading Companies & Distributors–0.15%
Fastenal	9,957	367,911
WW Grainger	1,118	378,465
		746,376
Water Utilities–0.07%
American Water Works	3,059	375,798
		375,798
Wireless Telecommunication Services–0.38%
†T-Mobile US	4,633	363,320
Vodafone Group	816,454	1,587,172
		1,950,492
Total Common Stock (Cost $367,673,345)		410,866,635
CONVERTIBLE PREFERRED STOCK–0.06%
AMG Capital Trust II 5.15%, expiration date 10/15/37	6,068	295,815
Total Convertible Preferred Stock (Cost $294,815)		295,815
PREFERRED STOCK–0.01%
•Wells Fargo & Co. 5.85%	1,089	29,827
Total Preferred Stock (Cost $28,727)		29,827

LVIP Invesco Select Equity Income Managed Volatility Fund–11

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATION–0.02%
Federal Home Loan Mortgage 6.75% 3/15/31	68,000	$ 98,390
Total Agency Obligation (Cost $95,088)		98,390
CONVERTIBLE BONDS–1.99%
Biotechnology–0.06%
BioMarin Pharmaceutical 1.50%, excercise price $1.50 10/15/20	306,000	332,410
		332,410
Commercial Services–0.02%
Euronet Worldwide 0.75%, excercise price $0.75 3/15/49	80,000	95,423
		95,423
Computers–0.05%
Western Digital 1.50%, excercise price $1.50 2/1/24	269,000	263,452
		263,452
Health Care Products–0.17%
NuVasive 2.25%, excercise price $2.25 3/15/21	247,000	328,772
Wright Medical Group 2.25%, excercise price $2.25 11/15/21	127,000	184,093
Wright Medical Group Incguar 1.63%, excercise price $1.62 6/15/23	325,000	343,292
		856,157
Internet–0.31%
Ctrip.com International 1.25%, excercise price $1.25 9/15/22	387,000	385,509
FireEye
1.00%, exercise price $1.00 6/1/35	221,000	219,234
1.63%, exercise price $1.62 6/1/35	224,000	216,209
IAC Financeco 3 2.00%, excercise price $2.00 1/15/30	407,000	474,399
YY 1.38%, excercise price $1.38 6/15/26	345,000	311,253
		1,606,604
Media–0.53%
DISH Network 3.38%, excercise price $3.37 8/15/26	1,103,000	1,060,976
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Media (continued)
Liberty Latin America 2.00%, excercise price $2.00 7/15/24	366,000	$ 389,332
Liberty Media
1.38%, exercise price $1.38 10/15/23	780,000	1,049,568
2.25%, exercise price $2.25 9/30/46	193,106	111,131
Liberty Media Corp-Liberty Formula One 1.00%, excercise price $1.00 1/30/23	70,000	93,114
		2,704,121
Oil & Gas Services–0.04%
Oil States International 1.50%, excercise price $1.50 2/15/23	201,000	180,418
		180,418
Pharmaceuticals–0.30%
DexCom
0.75%, exercise price $0.75 5/15/22	119,000	264,615
0.75%, exercise price $0.75 12/1/23	378,000	559,892
Jazz Investments I 1.88%, excercise price $1.87 8/15/21	55,000	56,561
Neurocrine Biosciences 2.25%, excercise price $2.25 5/15/24	235,000	359,852
Pacira Pharmaceuticals 2.38%, excercise price $2.37 4/1/22	150,000	155,927
Supernus Pharmaceuticals 0.63%, excercise price $0.63 4/1/23	146,000	132,155
		1,529,002
Semiconductors–0.25%
Cree 0.88%, excercise price $0.88 9/1/23	447,000	473,316
Microchip Technology 1.63%, excercise price $1.62 2/15/27	274,000	390,450
ON Semiconductor 1.00%, excercise price $1.00 12/1/20	219,000	297,619
Silicon Laboratories 1.38%, excercise price $1.38 3/1/22	78,000	103,570
		1,264,955

LVIP Invesco Select Equity Income Managed Volatility Fund–12

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Software–0.15%
Nuance Communications 1.25%, excercise price $1.25 4/1/25	218,000	$ 242,155
RealPage 1.50%, excercise price $1.50 11/15/22	87,000	121,148
Workday 0.25%, excercise price $0.25 10/1/22	301,000	384,506
		747,809
Telecommunications–0.11%
Finisar 0.50%, excercise price $0.50 12/15/36	141,000	140,718
GCI Liberty 1.75%, excercise price $1.75 9/30/46	300,000	412,950
		553,668
Total Convertible Bonds (Cost $9,174,418)		10,134,019
CORPORATE BONDS–5.05%
Aerospace & Defense–0.13%
BAE Systems Holdings 2.85% 12/15/20	26,000	26,174
General Dynamics 2.88% 5/11/20	53,000	53,183
Northrop Grumman 2.08% 10/15/20	189,000	189,200
Raytheon 3.13% 10/15/20	350,000	353,349
United Technologies 4.45% 11/16/38	28,000	33,073
		654,979
Agriculture–0.08%
Altria Group 5.80% 2/14/39	185,000	217,193
Philip Morris International
3.60% 11/15/23	36,000	37,951
4.88% 11/15/43	108,000	128,821
		383,965
Airlines–0.03%
♦American Airlines Pass Through Trust 3.70% 4/1/28	29,061	30,552
♦Continental Airlines Pass Through Trust
4.15% 10/11/25	30,603	32,138
4.75% 7/12/22	11,441	11,685
♦United Airlines Pass Through Trust
3.50% 9/1/31	45,975	47,328
3.75% 3/3/28	37,133	39,112
		160,815
Auto Manufacturers–0.13%
Daimler Finance North America 2.25% 3/2/20	185,000	185,046
Ford Motor Credit 4.13% 8/4/25	200,000	202,604
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors 6.60% 4/1/36	186,000	$ 219,113
General Motors Financial 5.25% 3/1/26	44,000	48,828
		655,591
Banks–0.90%
Australia & New Zealand Banking Group 2.70% 11/16/20	500,000	503,603
Bank of America 3.25% 10/21/27	275,000	286,365
Citigroup
μ3.67% 7/24/28	49,000	52,177
4.75% 5/18/46	34,000	40,741
5.30% 5/6/44	22,000	28,043
6.68% 9/13/43	299,000	436,902
Citizens Financial Group 2.38% 7/28/21	40,000	40,187
Commonwealth Bank of Australia 2.25% 3/10/20	98,000	98,052
Goldman Sachs Group
4.25% 10/21/25	275,000	298,375
5.25% 7/27/21	36,000	37,773
μHSBC Holdings 2.63% 11/7/25	400,000	401,218
•JPMorgan Chase & Co 5.23% (LIBOR03M + 3.32%) 12/29/49	58,000	58,435
JPMorgan Chase & Co.
3.20% 6/15/26	36,000	37,576
μ3.51% 1/23/29	327,000	347,129
μ3.90% 1/23/49	102,000	114,420
μ4.26% 2/22/48	46,000	54,446
4.50% 1/24/22	6,000	6,298
Morgan Stanley 4.00% 7/23/25	61,000	65,958
PNC Financial Services Group 3.45% 4/23/29	291,000	310,179
Toronto-Dominion Bank 2.65% 6/12/24	135,000	138,173
US Bancorp 3.10% 4/27/26	208,000	216,318
Wells Fargo & Co.
3.55% 9/29/25	59,000	62,430
4.10% 6/3/26	40,000	43,100
4.65% 11/4/44	333,000	390,513
Westpac Banking 2.10% 5/13/21	525,000	526,438
		4,594,849
Beverages–0.07%
Anheuser-Busch Companies/ Anheuser-Busch InBev Worldwide 4.90% 2/1/46	101,000	119,446
Anheuser-Busch InBev Worldwide 4.70% 2/1/36	91,000	104,955

LVIP Invesco Select Equity Income Managed Volatility Fund–13

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
Heineken 3.50% 1/29/28	90,000	$ 95,275
Molson Coors Brewing 4.20% 7/15/46	34,000	33,836
		353,512
Biotechnology–0.04%
Gilead Sciences
2.55% 9/1/20	162,000	162,687
4.40% 12/1/21	44,000	45,901
		208,588
Chemicals–0.02%
LYB Finance 8.10% 3/15/27	67,000	85,633
Sherwin-Williams 4.50% 6/1/47	14,000	15,859
		101,492
Computers–0.08%
Apple
2.15% 2/9/22	254,000	256,050
3.35% 2/9/27	30,000	31,921
Dell International 5.45% 6/15/23	58,000	62,875
DXC Technology 4.45% 9/18/22	44,000	46,184
		397,030
Diversified Financial Services–0.51%
Air Lease
3.00% 9/15/23	6,000	6,142
4.25% 9/15/24	38,000	40,675
Aircastle 4.40% 9/25/23	304,000	321,210
American Express 3.63% 12/5/24	30,000	31,689
Capital One Financial 3.20% 1/30/23	317,000	325,741
=Convertible Trust 0.25% 12/4/24	848,000	940,517
Convertible Trust - Energy 0.33% 9/19/24	832,000	861,702
Synchrony Financial 3.95% 12/1/27	54,000	56,691
		2,584,367
Electric–0.14%
Electricite de France
4.60% 1/27/20	12,000	12,020
4.88% 1/22/44	84,000	96,171
Georgia Power 2.00% 3/30/20	273,000	272,950
NextEra Energy Capital Holdings 3.55% 5/1/27	50,000	53,066
Oglethorpe Power 4.55% 6/1/44	52,000	54,464
Ohio Power 5.38% 10/1/21	18,000	19,069
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
PPL Electric Utilities 6.25% 5/15/39	4,000	$ 5,588
Sempra Energy 3.80% 2/1/38	54,000	56,275
Xcel Energy 3.50% 12/1/49	143,000	144,887
		714,490
Electronics–0.01%
Avnet 4.63% 4/15/26	64,000	67,666
		67,666
Entertainment–0.07%
Live Nation Entertainment 2.50% 3/15/23	272,000	331,677
		331,677
Environmental Control–0.01%
Waste Management 3.90% 3/1/35	42,000	46,203
		46,203
Food–0.22%
Ingredion 6.63% 4/15/37	23,000	29,170
JM Smucker 2.50% 3/15/20	537,000	537,430
Kraft Heinz Foods 4.63% 10/1/39	90,000	93,608
Nestle Holdings 3.10% 9/24/21	465,000	475,305
		1,135,513
Forest Products & Paper–0.01%
International Paper 6.00% 11/15/41	22,000	27,392
		27,392
Gas–0.01%
NiSource 4.38% 5/15/47	54,000	59,728
		59,728
Health Care Products–0.01%
Medtronic
3.15% 3/15/22	38,000	39,067
4.38% 3/15/35	23,000	27,195
		66,262
Health Care Services–0.04%
Laboratory Corp of America Holdings
3.20% 2/1/22	54,000	55,211
4.70% 2/1/45	23,000	25,824
UnitedHealth Group 3.50% 8/15/39	135,000	141,402
		222,437
Home Builders–0.02%
MDC Holdings 6.00% 1/15/43	94,000	97,760
		97,760

LVIP Invesco Select Equity Income Managed Volatility Fund–14

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Housewares–0.01%
Tupperware Brands 4.75% 6/1/21	42,000	$ 42,322
		42,322
Insurance–0.39%
Allstate 3.28% 12/15/26	28,000	29,551
American Financial Group 4.50% 6/15/47	46,000	49,635
American International Group 4.38% 1/15/55	64,000	70,038
Athene Global Funding
2.75% 6/25/24	250,000	252,324
4.00% 1/25/22	110,000	113,591
Guardian Life Global Funding 2.90% 5/6/24	291,000	298,869
Jackson National Life Global Funding
2.10% 10/25/21	46,000	46,101
3.25% 1/30/24	42,000	43,544
Liberty Mutual Group 4.85% 8/1/44	88,000	100,762
Markel
5.00% 3/30/43	34,000	36,794
5.00% 5/20/49	273,000	320,730
Nationwide Financial Services 5.30% 11/18/44	40,000	45,519
PartnerRe Finance 3.70% 7/2/29	300,000	311,427
Prudential Financial
3.91% 12/7/47	14,000	15,027
3.94% 12/7/49	45,000	48,965
Reinsurance Group of America 4.70% 9/15/23	34,000	36,859
Reliance Standard Life Global Funding II 3.05% 1/20/21	42,000	42,444
Travelers 4.60% 8/1/43	60,000	72,551
Willis North America 3.60% 5/15/24	22,000	22,968
WR Berkley 4.63% 3/15/22	38,000	40,060
		1,997,759
Machinery Diversified–0.06%
Deere & Co. 2.60% 6/8/22	314,000	319,771
		319,771
Media–0.27%
Charter Communications Operating 4.46% 7/23/22	321,000	337,271
Comcast
3.90% 3/1/38	74,000	81,791
4.15% 10/15/28	315,000	354,339
4.60% 10/15/38	36,000	42,820
6.45% 3/15/37	27,000	38,128
Discovery Communications 2.80% 6/15/20	475,000	476,232
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
NBCUniversal Media 5.95% 4/1/41	18,000	$ 24,716
		1,355,297
Metal Fabricate & Hardware–0.01%
Precision Castparts 2.50% 1/15/23	32,000	32,560
		32,560
Mining–0.00%
Rio Tinto Finance USA 7.13% 7/15/28	18,000	24,109
		24,109
Oil & Gas–0.05%
ConocoPhillips 4.15% 11/15/34	20,000	22,397
Husky Energy 3.95% 4/15/22	26,000	26,885
Noble Energy 5.25% 11/15/43	74,000	83,162
Occidental Petroleum
3.20% 8/15/26	33,000	33,390
3.40% 4/15/26	32,000	32,826
Suncor Energy 3.60% 12/1/24	30,000	31,812
		230,472
Packaging & Containers–0.02%
Packaging Corporation of America 4.50% 11/1/23	102,000	109,522
		109,522
Pharmaceuticals–0.28%
AbbVie
4.05% 11/21/39	223,000	235,669
4.50% 5/14/35	64,000	72,427
Allergan Finance 4.85% 6/15/44	86,000	93,468
Becton Dickinson and Co. 4.88% 5/15/44	35,000	40,437
Bristol-Myers Squibb 4.13% 6/15/39	108,000	124,341
Cigna 4.80% 8/15/38	328,000	381,683
CVS Health
3.38% 8/12/24	34,000	35,364
4.10% 3/25/25	122,000	130,862
♦CVS Pass Through Trust 6.04% 12/10/28	204,254	227,978
GlaxoSmithKline Capital 6.38% 5/15/38	6,000	8,596
Mead Johnson Nutrition 4.13% 11/15/25	4,000	4,368
Mylan 3.15% 6/15/21	38,000	38,491
Zoetis 4.70% 2/1/43	32,000	38,024
		1,431,708

LVIP Invesco Select Equity Income Managed Volatility Fund–15

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines–0.32%
Cameron LNG 3.70% 1/15/39	90,000	$ 91,734
Energy Transfer Operating
4.20% 9/15/23	170,000	178,393
4.90% 3/15/35	32,000	33,551
Energy Transfer Operating LP 7.50% 10/15/20	488,000	507,120
Enterprise Products Operating
4.25% 2/15/48	68,000	72,840
5.25% 1/31/20	14,000	14,032
6.45% 9/1/40	2,000	2,712
Kinder Morgan 5.30% 12/1/34	38,000	44,686
MPLX 4.50% 4/15/38	78,000	79,189
MPLX LP 4.50% 7/15/23	389,000	413,151
Plains All American Pipeline 3.65% 6/1/22	32,000	32,824
Spectra Energy Partners 4.50% 3/15/45	48,000	52,811
Sunoco Logistics Partners Operations
5.30% 4/1/44	58,000	61,575
5.50% 2/15/20	48,000	48,157
Texas Eastern Transmission 7.00% 7/15/32	16,000	21,434
		1,654,209
Private Equity–0.07%
Apollo Management Holdings 4.00% 5/30/24	270,000	285,769
Brookfield Asset Management 4.00% 1/15/25	40,000	42,989
Carlyle Holdings Finance 3.88% 2/1/23	8,000	8,263
KKR Group FinanceIII 5.13% 6/1/44	28,000	33,073
		370,094
Real Estate Investment Trusts–0.14%
Crown Castle International 4.75% 5/15/47	4,000	4,580
EPR Properties 4.75% 12/15/26	154,000	168,160
HCP 4.20% 3/1/24	42,000	44,879
Healthpeak Properties 3.88% 8/15/24	44,000	46,773
Hospitality Properties Trust 5.00% 8/15/22	18,000	18,929
LifeStorage 3.50% 7/1/26	40,000	41,069
Office Properties Income Trust 4.00% 7/15/22	66,000	67,531
Regency Centers L.P.
2.95% 9/15/29	240,000	239,506
4.65% 3/15/49	69,000	80,972
Ventas Realty 5.70% 9/30/43	19,000	23,591
		735,990
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail–0.15%
Advance Auto Parts 4.50% 12/1/23	58,000	$ 62,126
Dollar General 3.25% 4/15/23	32,000	33,033
Home Depot 2.00% 4/1/21	56,000	56,109
Lowe's 4.55% 4/5/49	103,000	121,221
QVC 5.45% 8/15/34	78,000	74,755
Starbucks 3.55% 8/15/29	300,000	324,987
Walgreens Boots Alliance
3.30% 11/18/21	54,000	55,009
4.50% 11/18/34	40,000	41,652
		768,892
Semiconductors–0.11%
Applied Materials 2.63% 10/1/20	336,000	337,825
Broadcom 3.63% 1/15/24	60,000	62,139
Micron Technology 4.19% 2/15/27	60,000	64,175
NXP 5.35% 3/1/26	64,000	72,075
Texas Instruments 2.63% 5/15/24	20,000	20,517
		556,731
Software–0.11%
Fiserv 3.80% 10/1/23	138,000	145,672
Microsoft 3.50% 2/12/35	36,000	39,577
Nuance Communications 1.00% 12/15/35	356,000	358,002
		543,251
Telecommunications–0.34%
AT&T
3.00% 6/30/22	46,000	47,000
3.40% 5/15/25	291,000	304,801
4.30% 2/15/30	30,000	33,329
4.50% 5/15/35	42,000	46,705
4.80% 6/15/44	309,000	351,573
5.15% 3/15/42	8,000	9,324
5.15% 11/15/46	12,000	14,329
5.35% 9/1/40	9,000	10,836
Rogers Communications
4.30% 2/15/48	136,000	151,053
4.50% 3/15/43	52,000	57,922
Telefonica Emisiones 7.05% 6/20/36	32,000	44,702
Verizon Communications
4.40% 11/1/34	28,000	32,396
4.81% 3/15/39	44,000	52,984
Viavi Solutions
1.00% 3/1/24	252,000	324,763
1.75% 6/1/23	183,000	229,655
		1,711,372

LVIP Invesco Select Equity Income Managed Volatility Fund–16

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation–0.16%
Burlington Northern Santa Fe 5.15% 9/1/43	315,000	$ 400,950
CSX 5.50% 4/15/41	34,000	43,010
FedEx
4.90% 1/15/34	38,000	43,315
5.10% 1/15/44	82,000	89,768
Norfolk Southern 3.40% 11/1/49	103,000	101,974
Union Pacific
3.65% 2/15/24	9,000	9,511
3.84% 3/20/60	51,000	51,546
4.15% 1/15/45	39,000	42,673
United Parcel Service 3.40% 11/15/46	22,000	21,886
		804,633
Trucking & Leasing–0.03%
Aviation Capital Group
2.88% 1/20/22	100,000	100,682
4.88% 10/1/25	66,000	71,041
		171,723
Total Corporate Bonds (Cost $24,486,509)		25,724,731
U.S. TREASURY OBLIGATIONS–4.44%
U.S. Treasury Bonds
4.50% 2/15/36	1,288,200	1,706,347
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
4.50% 8/15/39	3,600	$ 4,880
4.38% 5/15/40	7,200	9,656
2.25% 8/15/49	1,544,800	1,496,766
U.S. Treasury Notes
3.63% 2/15/20	4,100	4,110
2.63% 11/15/20	54,400	54,854
1.75% 11/15/29	2,021,800	1,989,696
1.63% 12/15/22	1,555,500	1,556,117
1.63% 12/31/21	10,180,700	10,190,177
1.75% 12/31/26	1,380,200	1,372,003
1.75% 12/31/24	4,255,400	4,264,638
Total U.S. Treasury Obligations (Cost $22,548,055)		22,649,244

	Number of Shares
MONEY MARKET FUND–7.22%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	36,818,865	36,818,865
Total Money Market Fund (Cost $36,818,865)		36,818,865

TOTAL INVESTMENTS–99.43% (Cost $461,119,822)	506,617,526
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.57%	2,887,573
NET ASSETS APPLICABLE TO 42,724,965 SHARES OUTSTANDING–100.00%	$509,505,099
NET ASSET VALUE PER SHARE–LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND STANDARD CLASS ($2,460,592 / 206,110 Shares)	$11.938
NET ASSET VALUE PER SHARE–LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND SERVICE CLASS ($507,044,507 / 42,518,855 Shares)	$11.925
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$454,768,775
Distributable earnings/(accumulated loss)	54,736,324
TOTAL NET ASSETS	$509,505,099

† Non-income producing.
✱ Considered an affiliated investment. See Note 2 in “Notes.”
LVIP Invesco Select Equity Income Managed Volatility Fund–17

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."

★ Includes $651,480 cash collateral held at broker for futures contracts, $96,725 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $33,416 variation margin due from broker on futures contracts, $9,154 payable for securities purchased, $74,162 payable for fund shares redeemed, $73,690 other accrued expenses payable, $405,414 due to manager and affiliates and $518,412 due to custodian as of December 31, 2019.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2019:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	GBP	(2,120,000)	USD	2,744,955	1/17/20	$ —	$ (64,608)
CITI	EUR	(2,985,272)	USD	3,339,328	2/10/20	—	(17,727)
RBC	EUR	(2,922,222)	USD	3,262,997	2/10/20	—	(23,155)
SSB	CAD	(1,345,133)	USD	1,013,072	1/17/20	—	(22,905)
SSB	CAD	28,512	USD	(21,608)	1/17/20	351	—
SSB	CHF	(551,832)	USD	557,615	1/17/20	—	(13,284)
SSB	CHF	22,136	USD	(22,770)	1/17/20	131	—
SSB	EUR	(1,205,767)	USD	1,339,642	1/17/20	—	(14,333)
SSB	EUR	51,228	USD	(56,978)	1/17/20	546	—
SSB	GBP	(2,467,487)	USD	3,202,014	1/17/20	—	(68,061)
SSB	GBP	142,997	USD	(188,317)	1/17/20	1,192	—
Total Foreign Currency Exchange Contracts						$2,220	$(224,073)
LVIP Invesco Select Equity Income Managed Volatility Fund–18

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
7	British Pound	$ 581,525	$ 579,643	3/16/20	$ 1,882	$ —
6	Euro	846,151	840,911	3/16/20	5,240	—
5	Japanese Yen	577,844	579,571	3/16/20	—	(1,727)
					7,122	(1,727)
Equity Contracts:
57	E-mini S&P 500 Index	9,208,635	9,057,630	3/20/20	151,005	—
21	E-mini S&P MidCap 400 Index	4,336,080	4,285,413	3/20/20	50,667	—
23	Euro STOXX 50 Index	962,048	964,089	3/20/20	—	(2,041)
6	FTSE 100 Index	595,990	594,858	3/20/20	1,132	—
3	Nikkei 225 Index (OSE)	652,708	645,340	3/12/20	7,368	—
					210,172	(2,041)
Total Futures Contracts					$217,294	$(3,768)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
BNYM–BNY Mellon
CAD–Canadian Dollar
CHF–Swiss Franc
CITI–Citigroup Global Markets
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LNG–Liquefied Natural Gas
OSE–Osaka Securities Exchange
RBC–Royal Bank of Canada
S&P–Standard & Poor’s
SSB–State Street Bank
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–19

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 7,692,520
Dividends from affiliated investments	4,970
Interest	640,289
Foreign taxes withheld	(75,950)
8,261,829
EXPENSES:
Management fees	2,275,953
Distribution fees-Service Class	1,220,533
Accounting and administration expenses	133,397
Shareholder servicing fees	101,543
Reports and statements to shareholders	52,040
Custodian fees	32,867
Professional fees	20,593
Pricing fees	16,080
Trustees’ fees and expenses	10,094
Consulting fees	4,016
Interest expense	27
Other	7,592
3,874,735
Less:
Management fees waived	(346,057)
Expenses reimbursed	(378,236)
Total operating expenses	3,150,442
NET INVESTMENT INCOME	5,111,387
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	15,176,109
Sale of unaffiliated investments	3,884,116
Foreign currencies	(27,774)
Foreign currency exchange contracts	173,961
Futures contracts	(4,887,902)
Net realized gain	14,318,510
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(6,256,739)
Unaffiliated investments	48,093,892
Foreign currencies	1,911
Foreign currency exchange contracts	(221,853)
Futures contracts	66,267
Net change in unrealized appreciation (depreciation)	41,683,478
NET REALIZED AND UNREALIZED GAIN	56,001,988
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,113,375
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,111,387	$ 1,216,280
Net realized gain	14,318,510	5,474,358
Net change in unrealized appreciation (depreciation)	41,683,478	(20,324,204)
Net increase (decrease) in net assets resulting from operations	61,113,375	(13,633,566)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(38,831)	(1,706)
Service Class	(6,804,372)	(2,005,314)
	(6,843,203)	(2,007,020)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	126,351	6,612
Service Class	25,170,866	17,632,935
Net assets from merger:*
Standard Class	2,255,530	—
Service Class	336,677,820	—
Reinvestment of dividends and distributions:
Standard Class	38,831	1,706
Service Class	6,804,372	2,005,314
	371,073,770	19,646,567
Cost of shares redeemed:
Standard Class	(267,371)	(5,960)
Service Class	(47,404,942)	(19,995,527)
	(47,672,313)	(20,001,487)
Increase (decrease) in net assets derived from capital share transactions	323,401,457	(354,920)
NET INCREASE (DECREASE) IN NET ASSETS	377,671,629	(15,995,506)
NET ASSETS:
Beginning of year	131,833,470	147,828,976
End of year	$509,505,099	$131,833,470

*	See Note 7 in Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–20

LVIP Invesco Select Equity Income Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Income Managed Volatility Fund Standard Class
	Year Ended
	12/31/19 [1]	12/31/18	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 10.135	$ 11.368	$ 9.794	$ 9.307	$ 10.376
Income (loss) from investment operations:
Net investment income[3]	0.205	0.135	0.111	0.070	0.213
Net realized and unrealized gain (loss)	1.790	(1.171)	1.659	0.511	(1.104)
Total from investment operations	1.995	(1.036)	1.770	0.581	(0.891)
Less dividends and distributions from:
Net investment income	(0.189)	(0.197)	(0.196)	(0.094)	(0.178)
Net realized gain	(0.003)	—	—	—	—
Total dividends and distributions	(0.192)	(0.197)	(0.196)	(0.094)	(0.178)
Net asset value, end of period	$ 11.938	$ 10.135	$ 11.368	$ 9.794	$ 9.307
Total return[4]	19.68%	(9.12%)	18.08%	6.24%	(8.59%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,461	$ 90	$ 97	$ 88	$ 87
Ratio of expenses to average net assets[5]	0.55%	0.14%	0.14%	0.10%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.76%	0.75%	0.74%	0.75%	0.76%
Ratio of net investment income to average net assets	1.81%	1.19%	1.06%	0.75%	2.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	0.58%	0.46%	0.10%	1.36%
Portfolio turnover	115%	12%	12%	84%	10%

[1]	Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–21

LVIP Invesco Select Equity Income Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Income Managed Volatility Fund Service Class
	Year Ended
	12/31/19 [1]	12/31/18	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 10.135	$ 11.365	$ 9.794	$ 9.310	$ 10.377
Income (loss) from investment operations:
Net investment income[3]	0.164	0.095	0.074	0.037	0.177
Net realized and unrealized gain (loss)	1.789	(1.168)	1.656	0.509	(1.101)
Total from investment operations	1.953	(1.073)	1.730	0.546	(0.924)
Less dividends and distributions from:
Net investment income	(0.160)	(0.157)	(0.159)	(0.062)	(0.143)
Net realized gain	(0.003)	—	(0.000)	—	—
Total dividends and distributions	(0.163)	(0.157)	(0.159)	(0.062)	(0.143)
Net asset value, end of period	$ 11.925	$ 10.135	$ 11.365	$ 9.794	$ 9.310
Total return[4]	19.26%	(9.44%)	17.66%	5.86%	(8.91%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$507,045	$131,744	$147,732	$132,618	$119,309
Ratio of expenses to average net assets[5]	0.90%	0.49%	0.49%	0.45%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.11%	1.10%	1.09%	1.10%	1.11%
Ratio of net investment income to average net assets	1.46%	0.84%	0.71%	0.40%	1.77%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.25%	0.23%	0.11%	(0.25%)	1.01%
Portfolio turnover	115%	12%	12%	84%	10%

[1]	Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–22

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Select Equity Income Managed Volatility Fund (formerly LVIP Invesco Select Equity Managed Volatility Fund)(the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Prior to February 11, 2019, the Fund operated under a fund of fund structure.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.
 Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Invesco Select Equity Income Managed Volatility Fund–23

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. Effective February 11, 2019, the waiver amount is 0.08% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
 The management fee, net of waivers, is calculated daily and paid monthly.   Prior to February 11, 2019, the waiver amount was 0.51% of the Fund’s average daily net assets.
Effective February 11, 2019, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.57% of the Fund’s average daily net assets for the Standard Class and 0.92% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least May 24, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to February 11, 2019, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceeded 0.14% of the Fund’s average daily net assets for the Standard Class and 0.49% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019, by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 332,948	$ 332,948
Effective February 11, 2019, Invesco Advisers, Inc. ("Invesco Advisers") and Invesco Capital Management, LLC ("Invesco Capital") were added as sub-advisers to the Fund with each responsible for the day-to-day management of a portion of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays Invesco Advisers and Invesco Captial a fee based on their managed portions of the Fund's average daily net assets. Prior to February 11, 2019, LIAC was responsible for the day-to-day management of portions of the Fund’s investment portfolio now allocated to Invesco Advisers and Invesco Capital.
SSGA Funds Management, Inc. ("SSGA") is responsible for the day-to-day management of the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the SSGA a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$18,169
Legal	3,520
LVIP Invesco Select Equity Income Managed Volatility Fund–24

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $30,111 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 96,725
Management fees payable to LIAC	243,937
Distribution fees payable to LFD	149,066
Shareholder servicing fees payable to Lincoln Life	12,411
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
During the year ended December 31, 2019, the Portfolio paid brokerage commissions to affiliated brokers/dealers:
Affiliate	Commission
Invesco Capital Markets, Inc	$10,487
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
Common Stock-0.07%@
‡Lincoln National	$ —	$ 409,543	$ 28,702	$ (1,080)	$ (16,436)	$363,325	6,157	$4,970	$—
INVESTMENT COMPANIES–0.00%@
Equity Fund-0.00%@
×,#Invesco V.I. Equally-Weighted S&P 500 Fund	86,349,273	826,156	96,112,315	15,177,189	(6,240,303)	—	—	—	—
Total	$86,349,273	$1,235,699	$96,141,017	$15,176,109	$(6,256,739)	$363,325		$4,970	$—

@ As a percentage of Net Assets as of December 31, 2019.
‡ Issuer was not an investment of the Fund at December 31, 2018.
× Issuer is no longer an affiliate of the Fund at December 31, 2019.
# Series I shares.
LVIP Invesco Select Equity Income Managed Volatility Fund–25

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$291,695,107
Purchases of U.S. government securities	167,138,084
Sales other than U.S. government securities	215,650,844
Sales of U.S. government securities	159,444,435
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$461,692,189
Aggregate unrealized appreciation of investments and derivatives	$ 49,198,727
Aggregate unrealized depreciation of investments and derivatives	(4,266,021)
Net unrealized appreciation of investments and derivatives	$ 44,932,706
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 8,744,818	$ —	$ —	$ 8,744,818
Air Freight & Logistics	2,869,740	—	—	2,869,740
Airlines	1,413,905	—	—	1,413,905
Auto Components	372,187	—	—	372,187
Automobiles	6,377,430	—	—	6,377,430
Banks	37,495,317	—	—	37,495,317
Beverages	10,596,747	—	—	10,596,747
Biotechnology	3,365,577	—	—	3,365,577
Building Products	2,125,551	—	—	2,125,551
Capital Markets	13,309,237	—	—	13,309,237
Chemicals	10,298,103	1,055,843	—	11,353,946
Commercial Services & Supplies	1,114,497	—	—	1,114,497
Communications Equipment	2,710,831	—	—	2,710,831
Construction Materials	746,851	—	—	746,851
Consumer Finance	3,732,763	—	—	3,732,763
LVIP Invesco Select Equity Income Managed Volatility Fund–26

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Containers & Packaging	$ 4,556,079	$ —	$ —	$ 4,556,079
Distributors	366,493	—	—	366,493
Diversified Financial Services	2,959,027	—	—	2,959,027
Diversified Telecommunication Services	5,986,894	1,400,867	—	7,387,761
Electric Utilities	24,913,588	—	—	24,913,588
Electrical Equipment	2,277,217	2,000,122	—	4,277,339
Electronic Equipment, Instruments & Components	1,075,953	—	—	1,075,953
Energy Equipment & Services	4,335,631	—	—	4,335,631
Entertainment	1,534,543	—	—	1,534,543
Equity Real Estate Investment Trusts	9,554,810	—	—	9,554,810
Food & Staples Retailing	5,843,412	—	—	5,843,412
Food Products	20,620,688	1,980,171	—	22,600,859
Health Care Equipment & Supplies	8,670,789	729,997	—	9,400,786
Health Care Providers & Services	9,904,464	—	—	9,904,464
Health Care Technology	714,234	—	—	714,234
Hotels, Restaurants & Leisure	7,779,702	—	—	7,779,702
Household Durables	1,042,133	—	—	1,042,133
Household Products	9,147,853	—	—	9,147,853
Industrial Conglomerates	2,422,792	1,902,457	—	4,325,249
Insurance	17,428,907	—	—	17,428,907
Interactive Media & Services	1,945,263	—	—	1,945,263
Internet & Direct Marketing Retail	3,512,021	—	—	3,512,021
IT Services	10,194,533	—	—	10,194,533
Life Sciences Tools & Services	2,323,498	—	—	2,323,498
Machinery	10,885,072	—	—	10,885,072
Media	6,454,325	—	—	6,454,325
Metals & Mining	1,201,320	—	—	1,201,320
Mortgage Real Estate Investment Trusts (REITs)	374,040	—	—	374,040
Multiline Retail	3,347,262	—	—	3,347,262
Multi-Utilities	11,771,747	—	—	11,771,747
Oil, Gas & Consumable Fuels	27,201,697	—	—	27,201,697
Personal Products	2,740,659	—	—	2,740,659
Pharmaceuticals	22,969,276	2,280,613	—	25,249,889
Professional Services	1,108,181	—	—	1,108,181
Real Estate Management & Development	386,617	—	—	386,617
Road & Rail	4,192,173	—	—	4,192,173
Semiconductors & Semiconductor Equipment	11,317,583	—	—	11,317,583
Software	7,820,010	—	—	7,820,010
Specialty Retail	6,153,757	—	—	6,153,757
Technology Hardware, Storage & Peripherals	4,689,708	—	—	4,689,708
Textiles, Apparel & Luxury Goods	4,601,096	—	—	4,601,096
Tobacco	4,845,298	—	—	4,845,298
Trading Companies & Distributors	746,376	—	—	746,376
Water Utilities	375,798	—	—	375,798
Wireless Telecommunication Services	1,950,492	—	—	1,950,492
Convertible Preferred Stock	295,815	—	—	295,815
Preferred Stock	29,827	—	—	29,827
Agency Obligation	—	98,390	—	98,390
Convertible Bonds	—	10,134,019	—	10,134,019
Corporate Bonds
Aerospace & Defense	—	654,979	—	654,979
Agriculture	—	383,965	—	383,965
Airlines	—	160,815	—	160,815
Auto Manufacturers	—	655,591	—	655,591
Banks	—	4,594,849	—	4,594,849
Beverages	—	353,512	—	353,512
Biotechnology	—	208,588	—	208,588
Chemicals	—	101,492	—	101,492
Computers	—	397,030	—	397,030
Diversified Financial Services	—	1,643,850	940,517	2,584,367
LVIP Invesco Select Equity Income Managed Volatility Fund–27

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Electric	$ —	$ 714,490	$ —	$ 714,490
Electronics	—	67,666	—	67,666
Entertainment	—	331,677	—	331,677
Environmental Control	—	46,203	—	46,203
Food	—	1,135,513	—	1,135,513
Forest Products & Paper	—	27,392	—	27,392
Gas	—	59,728	—	59,728
Health Care Products	—	66,262	—	66,262
Health Care Services	—	222,437	—	222,437
Home Builders	—	97,760	—	97,760
Housewares	—	42,322	—	42,322
Insurance	—	1,997,759	—	1,997,759
Machinery Diversified	—	319,771	—	319,771
Media	—	1,355,297	—	1,355,297
Metal Fabricate & Hardware	—	32,560	—	32,560
Mining	—	24,109	—	24,109
Oil & Gas	—	230,472	—	230,472
Packaging & Containers	—	109,522	—	109,522
Pharmaceuticals	—	1,431,708	—	1,431,708
Pipelines	—	1,654,209	—	1,654,209
Private Equity	—	370,094	—	370,094
Real Estate Investment Trusts	—	735,990	—	735,990
Retail	—	768,892	—	768,892
Semiconductors	—	556,731	—	556,731
Software	—	543,251	—	543,251
Telecommunications	—	1,711,372	—	1,711,372
Transportation	—	804,633	—	804,633
Trucking & Leasing	—	171,723	—	171,723
U.S. Treasury Obligations	—	22,649,244	—	22,649,244
Money Market Fund	36,818,865	—	—	36,818,865
Total Investments	$436,661,072	$69,015,937	$940,517	$506,617,526
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 2,220	$—	$ 2,220
Futures Contracts	$217,294	$ —	$—	$ 217,294
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(224,073)	$—	$(224,073)
Futures Contracts	$ (3,768)	$ —	$—	$ (3,768)
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and forward contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$6,725,057	$2,007,020
Long-term capital gains	118,146	—
Total	$6,843,203	$2,007,020
LVIP Invesco Select Equity Income Managed Volatility Fund–28

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 9,806,279
Other temporary differences	(7,368)
Net unrealized appreciation	44,937,413
Distributable earnings/(accumulated loss)	$54,736,324
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	11,226	641
Service Class	2,247,036	1,554,186
Shares reinvested:
Standard Class	3,252	168
Service Class	570,591	197,670
Shares from merger:
Standard Class	206,645	—
Service Class	30,885,040	—
	33,923,790	1,752,665
Shares redeemed:
Standard Class	(23,858)	(518)
Service Class	(4,182,199)	(1,751,870)
	(4,206,057)	(1,752,388)
Net increase	29,717,733	277
7.  Fund Merger
As of the close of business on May 24, 2019, the Fund acquired all of the assets and liabilities of the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the LVIP Invesco Select Equity Income Managed Volatility Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine 2 funds managed by LIAC with comparable investment objectives and strategies. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization, as shown in the following table:
	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Aquiring Fund	Aquired Fund Net Assets	Conversion Ratio
Acquired Fund - Standard Class	218,819	Standard Class	206,645	$ 2,255,530	0.944
Acquired Fund - Service Class	32,704,132	Service Class	30,885,040	336,677,820	0.944
The net assets of the Acquiring Fund before the acquisition were $141,133,827. The net assets of the Acquiring Fund immediately following the acquisition were $480,067,177.
If the acquisition had been completed on January 1, 2019, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2019, would have been as follows:
Net investment income (loss)	$ 4,692,536(a)
Net realized gain (loss)	20,472,756 (b)
Net change in unrealized appreciation (depreciation)	66,662,736 (c)
Net increase in net assets resulting from operations	$91,828,028

LVIP Invesco Select Equity Income Managed Volatility Fund–29

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 7.  Fund Merger (continued)
(a)	$5,111,387, as reported in the Statement of Operations, plus $(418,851) Net investment income (loss) from Acquired Fund pre-merger.
(b)	$14,318,510, as reported in the Statement of Operations, plus $6,154,246 Net realized gain (loss) from Acquired Fund pre-merger.
(c)	$41,683,478, as reported in the Statement of Operations, plus $24,979,258 Net change in unrealized appreciation (depreciation) from Acquired Fund pre-merger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since May 27, 2019.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2019, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP Invesco Select Equity Income Managed Volatility Fund–30

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 2,220	Receivables and other assets net of liabilities	$(224,073)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	210,172	Receivables and other assets net of liabilities	(2,041)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	7,122	Receivables and other assets net of liabilities	(1,727)
Total		$219,514		$(227,841)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 173,961	$(221,853)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(4,881,725)	(4,838)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(6,177)	71,105
Total		$(4,713,941)	$(155,586)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$614,271	$10,718,122
Futures contracts (average notional value)	10,709,217	11,364,269
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had no assets and liabilities subject to offsetting provisions.
LVIP Invesco Select Equity Income Managed Volatility Fund–31

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
9. Market Risk
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–32

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
12. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP Invesco Select Equity Income Managed Volatility Fund–33

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Invesco Select Equity Income Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Invesco Select Equity Income Managed Volatility Fund–34

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Invesco Select Equity Income Managed Volatility Fund–35

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
The Board considered that the Fund had been restructured in February 2019 from a fund-of-funds structure to a subadvised structure, subadvised by Invesco Advisers, Inc. and Invesco Capital Management LLC.
The Board reviewed performance of the LVIP Invesco Select Equity Income Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Value funds category and a custom index (LVIP Invesco Select Equity Income Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Value funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and an expense limitation for the Fund through May 24, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed subadviser to the Risk-Management Sleeve of the Fund effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
LVIP Invesco Select Equity Income Managed Volatility Fund–36

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Invesco Select Equity Income Managed Volatility Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Invesco Select Equity Income Managed Volatility Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Invesco Select Equity Income Managed Volatility Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Invesco Select Equity Income Managed Volatility Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Invesco Select Equity Income Managed Volatility Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Invesco Select Equity Income Managed Volatility Fund–42

LVIP JPMorgan High Yield Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP JPMorgan High Yield Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management Inc.
The Fund returned 12.89% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Bloomberg Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index1, returned 14.32%.
The year began with the market reversing direction in January from the December 2018 sell-off as the Federal Reserves (the “Fed”) pause, progress on US-China trade talks and better than expected fourth quarter earnings drove a rebound in US equity and high yield bond prices. This continued until May, when trade tensions with China and Mexico escalated and concerns of weakening global growth materialized, driving oil prices down considerably, pressuring risk assets and sparking a rally in Treasuries. This proved short-lived, however, and despite an increase in volatility on recurring concerns around global growth and trade conflicts driving rates down and briefly in August inverting the 2s/10s yield curve for the first time since 2007, a dovish Fed drove an equity-led rally in risk assets through the summer months while strong technicals further supported the high yield market. These concerns did, however, drive investors towards higher quality, and BB-rated securities to significantly outperform CCC-rated securities the first nine months of the year. 2019 finished on a strong note as investors’ appetites for risk assets increased following a phase one trade deal with China. Positive economic data and trade talks drove financial markets at year end and a rebound in CCC-rated securities led by the distressed energy sector, despite impeachment proceedings dominating the news.
The Fund benefitted relative to the index primarily from an underweight to CCC-rated securities, as investors’ preference for less risk and falling rates benefitted higher quality segments of the high yield universe at the expense of CCC-rated names. The Fund also had good security selection in the Supermarkets and Oil Field Services sectors.
Conversely, the Fund was hurt by poor performance from a handful of post-reorganization equity positions, including Advanz Pharma and Claire’s Stories. In addition, security selection in the extremely challenged Independent Energy sector and in Retail detracted from returns against the index.
Derivatives were not used in the Fund in 2019.
Leveraged loans comprise a majority of the positions that explicitly reference LIBOR in the Fund. As of 12/31/19, leveraged loans made up 5.53% of the market value of the Fund. The Fund’s managers do not believe LIBOR transition will have a material effect on the Fund. Most facilities in the leveraged loan universe contain “fallback language” that provides for an occurrence where LIBOR is no longer published. The Fund’s managers will continue to monitor the evolution of LIBOR and its potential replacements, and believe the industry will ultimately determine an acceptable solution.
Portfolio Managers:
J.P. Morgan Investment Management Inc.:	William J. Morgan
James P. Shanahan Jr.
Robert Cook
Thomas Hauser
Jeffrey Lovell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/3/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan High Yield Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,636 for the Standard Class shares and to $17,216 for the Service Class shares. For comparison, look at how the Bloomberg Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index did over the same period. The same $10,000 investment would have increased to $19,354. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 12.89%
Five Years	+ 4.98%
Inception (5/3/10)	+ 6.04%
Service Class Shares
One Year	+ 12.61%
Five Years	+ 4.72%
Inception (5/3/10)	+ 5.78%
1.Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.
LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,029.50	0.68%	$3.48
Service Class Shares	1,000.00	1,028.20	0.93%	4.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Convertible Bonds	0.08%
Corporate Bonds	85.26%
Advertising	0.28%
Aerospace & Defense	1.34%
Airlines	0.25%
Apparel	0.12%
Auto Manufacturers	0.50%
Auto Parts & Equipment	1.83%
Banks	1.91%
Biotechnology	0.10%
Building Materials	0.70%
Chemicals	1.73%
Coal	0.09%
Commercial Services	4.08%
Computers	1.48%
Cosmetics & Personal Care	0.05%
Distribution/Wholesale	0.53%
Diversified Financial Services	3.40%
Electric	1.48%
Electrical Components & Equipment	0.09%
Electronics	0.60%
Energy-Alternate Sources	0.23%
Engineering & Construction	0.23%
Entertainment	2.58%
Environmental Control	0.12%
Food	3.13%
Food Service	0.24%
Forest Products & Paper	0.25%
Gas	0.23%
Health Care Products	0.22%
Health Care Services	7.06%
Home Builders	0.29%
Home Furnishings	0.38%
Household Products Wares	0.69%
Housewares	0.15%
Insurance	0.30%
Internet	1.14%
Investment Company Security	0.30%
Iron & Steel	0.47%
Leisure Time	0.22%
Lodging	2.03%
Machinery Construction & Mining	0.27%
Machinery Diversified	0.24%
Media	12.57%
Metal Fabricate & Hardware	0.11%
Mining	1.23%
Security Type/Sector	Percentage of Net Assets
Office Business Equipment	0.27%
Oil & Gas	3.92%
Oil & Gas Services	0.19%
Packaging & Containers	1.89%
Pharmaceuticals	2.85%
Pipelines	3.63%
Real Estate	0.07%
Real Estate Investment Trusts	1.79%
Retail	2.17%
Semiconductors	0.43%
Software	1.57%
Telecommunications	10.00%
Toys Games Hobbies	0.62%
Transportation	0.43%
Trucking & Leasing	0.19%
Loan Agreements	5.49%
Common Stock	0.52%
Preferred Stocks	0.64%
Rights	0.02%
Warrants	0.08%
Money Market Fund	5.83%
Total Investments	97.92%
Receivables and Other Assets Net of Liabilities	2.08%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
A	0.51%
BBB	6.85%
BB	52.00%
B	35.04%
CCC	0.85%
Non-Rated	4.75%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP JPMorgan High Yield Fund–4

LVIP JPMorgan High Yield Fund
Statement of Net Assets
December 31, 2019
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS–0.08%
Liberty Interactive
3.75% exercise price $3.75, maturity date 2/15/30	137,710	$ 95,020
4.00% exercise price $4.00, maturity date 11/15/29	191,039	133,249
Whiting Petroleum 1.25% exercise price $1.25, maturity date 4/1/20	461,000	449,977
Total Convertible Bonds (Cost $680,769)		678,246
CORPORATE BONDS–85.26%
Advertising–0.28%
Lamar Media 5.75% 2/1/26	680,000	720,732
National CineMedia 5.88% 4/15/28	490,000	520,625
Outfront Media Capital
5.00% 8/15/27	540,000	565,650
5.63% 2/15/24	500,000	512,500
		2,319,507
Aerospace & Defense–1.34%
Arconic
5.13% 10/1/24	1,765,000	1,923,850
5.87% 2/23/22	1,276,000	1,362,542
5.90% 2/1/27	376,000	430,627
Bombardier
6.00% 10/15/22	1,005,000	1,004,698
6.13% 1/15/23	1,956,000	2,005,878
7.50% 12/1/24	1,457,000	1,530,768
TransDigm 6.25% 3/15/26	2,499,000	2,705,442
		10,963,805
Airlines–0.25%
United Continental Holdings
4.88% 1/15/25	772,000	818,320
5.00% 2/1/24	1,116,000	1,191,107
		2,009,427
Apparel–0.12%
Hanesbrands 4.88% 5/15/26	400,000	423,500
William Carter 5.63% 3/15/27	505,000	542,875
		966,375
Auto Manufacturers–0.50%
Allison Transmission 5.00% 10/1/24	240,000	245,700
Ford Motor Credit 4.54% 8/1/26	2,955,000	3,020,687
=†General Motors Escrow 7.40% 9/1/49	325,000	0
JB Poindexter & Co. 7.13% 4/15/26	765,000	807,075
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
=‡Motors Liquidation 8.80% 3/1/49	425,000	$ 0
		4,073,462
Auto Parts & Equipment–1.83%
Adient 7.00% 5/15/26	960,000	1,046,400
Adient Global Holdings, Ltd. 4.88% 8/15/26	720,000	642,600
Allison Transmission 4.75% 10/1/27	1,579,000	1,638,212
American Axle & Manufacturing
6.25% 4/1/25	4,138,000	4,308,692
6.25% 3/15/26	814,000	833,333
6.50% 4/1/27	990,000	1,027,125
6.63% 10/15/22	62,000	62,853
Cooper-Standard Automotive 5.63% 11/15/26	660,000	622,050
Dana 5.38% 11/15/27	880,000	906,400
Delphi Technologies 5.00% 10/1/25	1,390,000	1,285,750
Goodyear Tire & Rubber
4.88% 3/15/27	521,000	539,235
5.00% 5/31/26	283,000	294,320
5.13% 11/15/23	885,000	900,142
Panther BF Aggregator 2 LP / Panther Finance 6.25% 5/15/26	450,000	484,875
Tenneco 5.00% 7/15/26	470,000	432,400
		15,024,387
Banks–1.91%
μBank of America
6.10% 3/17/25	1,396,000	1,554,865
6.25% 9/5/24	845,000	939,006
Barclays
4.38% 9/11/24	241,000	252,984
5.20% 5/12/26	1,097,000	1,199,836
μ7.75% 9/15/23	527,000	575,748
μ8.00% 6/15/24	996,000	1,114,275
Barclays Bank 7.63% 11/21/22	1,290,000	1,449,637
CIT Group 4.75% 2/16/24	1,081,000	1,153,967
μCitigroup
5.95% 5/15/25	370,000	403,763
6.25% 8/15/26	1,070,000	1,215,841
μCredit Agricole 8.13% 12/23/25	894,000	1,083,975
Royal Bank of Scotland Group
5.13% 5/28/24	1,110,000	1,201,744
6.13% 12/15/22	1,070,000	1,170,574
μ7.50% 8/10/20	398,000	406,708
μ8.63% 12/29/49	335,000	362,236
LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μSociete Generale 7.38% 9/13/21	1,465,000	$ 1,552,900
		15,638,059
Biotechnology–0.10%
Advanz Pharma 8.00% 9/6/24	863,000	815,535
		815,535
Building Materials–0.70%
Cemex SAB 5.70% 1/11/25	1,652,000	1,697,447
Standard Industries
4.75% 1/15/28	840,000	861,000
5.00% 2/15/27	445,000	463,913
6.00% 10/15/25	1,490,000	1,566,362
Summit Materials
5.13% 6/1/25	400,000	411,000
6.13% 7/15/23	725,000	736,781
		5,736,503
Chemicals–1.73%
Chemours 7.00% 5/15/25	1,961,000	1,975,707
CVR Partners 9.25% 6/15/23	5,556,000	5,803,686
Hexion 7.88% 7/15/27	995,000	1,034,750
NOVA Chemicals
4.88% 6/1/24	1,416,000	1,462,020
5.00% 5/1/25	303,000	309,060
5.25% 6/1/27	151,000	155,153
OCI 5.25% 11/1/24	745,000	772,938
Starfruit Finco 8.00% 10/1/26	520,000	551,200
Trinseo Materials Operating SCA 5.38% 9/1/25	2,072,000	2,072,000
		14,136,514
Coal–0.09%
Peabody Energy
6.00% 3/31/22	519,000	506,025
6.38% 3/31/25	225,000	207,000
		713,025
Commercial Services–4.08%
ACE Cash Express 12.00% 12/15/22	1,298,000	1,103,300
Ahern Rentals 7.38% 5/15/23	1,770,000	1,402,725
Avis Budget Car Rental
5.25% 3/15/25	1,704,000	1,752,990
5.75% 7/15/27	797,000	828,880
6.38% 4/1/24	730,000	757,375
Brink's 4.63% 10/15/27	2,313,000	2,382,390
Harsco 5.75% 7/31/27	354,000	377,460
Herc Holdings 5.50% 7/15/27	994,000	1,046,185
Hertz
5.50% 10/15/24	656,000	672,400
6.00% 1/15/28	2,243,000	2,243,000
7.13% 8/1/26	805,000	871,815
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
Hertz (continued)
7.63% 6/1/22	254,000	$ 264,089
MPH Acquisition Holdings 7.13% 6/1/24	2,780,000	2,689,650
Nielsen Co. Luxembourg 5.00% 2/1/25	414,000	426,420
Nielsen Finance 5.00% 4/15/22	636,000	638,385
Prime Security Services Borrower
5.25% 4/15/24	947,000	1,001,926
5.75% 4/15/26	400,000	434,752
9.25% 5/15/23	1,281,000	1,343,449
Refinitiv US Holdings
6.25% 5/15/26	761,000	830,441
8.25% 11/15/26	758,000	853,697
Service Corp International
4.63% 12/15/27	75,000	78,188
5.13% 6/1/29	235,000	249,688
5.38% 5/15/24	815,000	839,450
8.00% 11/15/21	370,000	407,000
Team Health Holdings 6.38% 2/1/25	3,060,000	2,042,550
United Rentals North America
4.63% 10/15/25	1,030,000	1,058,943
4.88% 1/15/28	160,000	166,597
5.25% 1/15/30	2,310,000	2,486,253
5.50% 7/15/25	1,040,000	1,080,625
5.50% 5/15/27	390,000	417,795
5.88% 9/15/26	443,000	475,228
6.50% 12/15/26	2,005,000	2,203,620
		33,427,266
Computers–1.48%
Booz Allen Hamilton 5.13% 5/1/25	741,000	761,378
Dell International / EMC
5.88% 6/15/21	374,000	379,846
7.13% 6/15/24	2,225,000	2,347,375
Diebold Nixdorf 8.50% 4/15/24	967,000	933,155
EMC 3.38% 6/1/23	954,000	973,080
Exela Intermediate 10.00% 7/15/23	2,800,000	1,120,000
MTS Systems 5.75% 8/15/27	773,000	807,785
NCR
5.75% 9/1/27	1,954,000	2,081,010
6.13% 9/1/29	785,000	851,819
Western Digital 4.75% 2/15/26	1,827,000	1,904,647
		12,160,095
Cosmetics & Personal Care–0.05%
Revlon Consumer Products 6.25% 8/1/24	850,000	403,750
		403,750

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Distribution/Wholesale–0.53%
H&E Equipment Services 5.63% 9/1/25	735,000	$ 769,913
Performance Food Group 5.50% 10/15/27	624,000	666,900
Wolverine Escrow
9.00% 11/15/26	2,005,000	2,100,237
13.13% 11/15/27	770,000	791,175
		4,328,225
Diversified Financial Services–3.40%
Allied Universal Holdco
6.63% 7/15/26	374,000	401,938
9.75% 7/15/27	373,000	398,465
Ally Financial
4.63% 3/30/25	1,051,000	1,137,708
5.13% 9/30/24	1,374,000	1,515,233
5.75% 11/20/25	1,705,000	1,907,469
8.00% 11/1/31	1,170,000	1,624,077
Avolon Holdings Funding 5.13% 10/1/23	122,000	131,501
CNG Holdings 12.50% 6/15/24	2,480,000	2,225,800
Credit Acceptance 6.63% 3/15/26	775,000	837,969
Curo Group Holdings 8.25% 9/1/25	2,307,000	2,030,114
@Global Aircraft Leasing 6.50% 9/15/24	1,005,000	1,048,667
LPL Holdings 5.75% 9/15/25	1,518,000	1,588,207
Nationstar Mortgage
6.50% 7/1/21	438,000	439,095
6.50% 6/1/22	173,000	173,116
Nationstar Mortgage Holdings
8.13% 7/15/23	809,000	856,343
9.13% 7/15/26	1,465,000	1,622,487
Park Aerospace Holdings
4.50% 3/15/23	1,275,000	1,334,925
5.50% 2/15/24	1,000,000	1,097,910
Quicken Loans
5.25% 1/15/28	1,843,000	1,907,505
5.75% 5/1/25	1,455,000	1,504,106
Springleaf Finance
6.13% 5/15/22	740,000	794,575
6.13% 3/15/24	785,000	859,575
6.63% 1/15/28	410,000	462,808
7.13% 3/15/26	1,232,000	1,424,438
7.75% 10/1/21	475,000	515,969
		27,840,000
Electric–1.48%
Calpine
5.25% 6/1/26	1,210,000	1,259,912
5.50% 2/1/24	675,000	685,125
5.75% 1/15/25	1,025,000	1,051,906
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Clearway Energy Operating
5.00% 9/15/26	682,000	$ 704,165
5.75% 10/15/25	485,000	510,463
NextEra Energy Operating Partners
4.25% 7/15/24	850,000	885,062
4.25% 9/15/24	983,000	1,022,320
NRG Energy
5.25% 6/15/29	425,000	459,531
5.75% 1/15/28	596,000	646,660
6.63% 1/15/27	1,847,000	2,003,995
Terraform Global Operating 6.13% 3/1/26	701,000	729,040
‡Texas Competitive Electric Holdings 11.50% 10/1/20	3,115,000	4,673
=‡Texas Competitive Electric Holdings Escrow 1.00% 10/1/20	6,255,000	626
=‡Texas Competitive Electric Holdings Escrow (Nonext) 1.00% 10/1/20	1,920,000	192
Vistra Energy 5.88% 6/1/23	2,126,000	2,174,983
		12,138,653
Electrical Components & Equipment–0.09%
WESCO Distribution 5.38% 6/15/24	733,000	760,488
		760,488
Electronics–0.60%
ADT Security
4.13% 6/15/23	2,097,000	2,162,531
4.88% 7/15/32	1,365,000	1,252,387
Sensata Technologies
4.88% 10/15/23	435,000	463,275
5.00% 10/1/25	391,000	424,724
5.63% 11/1/24	531,000	590,738
		4,893,655
Energy-Alternate Sources–0.23%
TerraForm Power Operating
4.25% 1/31/23	843,000	867,843
5.00% 1/31/28	941,000	994,929
		1,862,772
Engineering & Construction–0.23%
MasTec 4.88% 3/15/23	1,873,000	1,896,413
		1,896,413
Entertainment–2.58%
AMC Entertainment Holdings 5.75% 6/15/25	1,630,000	1,507,750
Boyne USA 7.25% 5/1/25	1,482,000	1,611,675
CCM Merger 6.00% 3/15/22	684,000	697,680
Cedar Fair 5.25% 7/15/29	205,000	220,888

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Entertainment (continued)
Cedar Fair 5.38% 4/15/27	67,000	$ 72,097
Cinemark USA 4.88% 6/1/23	853,000	866,861
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50% 2/15/23	2,343,000	2,460,150
Eldorado Resorts 7.00% 8/1/23	225,000	234,844
Enterprise Development Authority 12.00% 7/15/24	1,008,000	1,154,160
Gateway Casinos & Entertainment 8.25% 3/1/24	2,160,000	2,208,600
International Game Technology 6.50% 2/15/25	2,039,000	2,288,777
Live Nation Entertainment
4.75% 10/15/27	1,730,000	1,790,550
5.63% 3/15/26	962,000	1,024,530
Scientific Games International
5.00% 10/15/25	622,000	651,545
8.25% 3/15/26	371,000	409,027
Six Flags Entertainment
4.88% 7/31/24	230,000	238,338
5.50% 4/15/27	361,000	384,916
Stars Group Holdings 7.00% 7/15/26	743,000	805,226
WMG Acquisition
5.00% 8/1/23	255,000	260,738
5.50% 4/15/26	936,000	985,140
Wynn Resorts Finance 5.13% 10/1/29	1,129,000	1,212,264
		21,085,756
Environmental Control–0.12%
Covanta Holding
5.88% 3/1/24	580,000	596,675
5.88% 7/1/25	391,000	412,505
		1,009,180
Food–3.13%
Albertsons/Safeway/New Albertsons
5.75% 3/15/25	1,880,000	1,945,800
6.63% 6/15/24	2,503,000	2,619,790
7.50% 3/15/26	1,361,000	1,527,722
B&G Foods 5.25% 4/1/25	2,724,000	2,801,171
Dole Food 7.25% 6/15/25	1,122,000	1,085,535
JBS USA Finance
5.75% 6/15/25	2,751,000	2,847,285
5.88% 7/15/24	2,236,000	2,300,844
6.75% 2/15/28	797,000	880,693
New Albertsons
6.63% 6/1/28	569,000	523,480
7.45% 8/1/29	1,504,000	1,534,080
7.75% 6/15/26	672,000	678,720
8.00% 5/1/31	834,000	864,441
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
New Albertsons (continued)
8.70% 5/1/30	211,000	$ 229,199
Pilgrim's Pride
5.75% 3/15/25	2,237,000	2,312,230
5.88% 9/30/27	971,000	1,049,894
Post Holdings
5.00% 8/15/26	1,566,000	1,654,087
5.50% 3/1/25	717,000	751,058
		25,606,029
Food Service–0.24%
Aramark Services 5.00% 2/1/28	1,850,000	1,949,437
		1,949,437
Forest Products & Paper–0.25%
Clearwater Paper
4.50% 2/1/23	630,000	630,787
5.38% 2/1/25	1,468,000	1,456,990
		2,087,777
Gas–0.23%
AmeriGas Partners
5.50% 5/20/25	680,000	734,400
5.63% 5/20/24	291,000	314,280
5.75% 5/20/27	520,000	570,700
5.88% 8/20/26	220,000	242,550
		1,861,930
Health Care Products–0.22%
Hill-Rom Holdings 5.00% 2/15/25	758,000	788,320
Hologic 4.38% 10/15/25	802,000	828,065
Teleflex 4.88% 6/1/26	148,000	154,660
		1,771,045
Health Care Services–7.06%
Acadia Healthcare
5.13% 7/1/22	410,000	413,075
5.63% 2/15/23	705,000	716,456
6.50% 3/1/24	1,098,000	1,137,803
Catalent Pharma Solutions
4.88% 1/15/26	1,073,000	1,110,555
5.00% 7/15/27	142,000	148,745
Centene
4.25% 12/15/27	2,126,000	2,187,123
4.63% 12/15/29	2,657,000	2,800,079
4.75% 5/15/22	486,000	495,720
4.75% 1/15/25	1,191,000	1,237,127
5.38% 6/1/26	416,000	441,480
6.13% 2/15/24	700,000	726,250
CHS / Community Health Systems
5.13% 8/1/21	1,472,000	1,472,000
6.25% 3/31/23	1,393,000	1,413,895

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
CHS / Community Health Systems (continued)
8.00% 3/15/26	398,000	$ 409,940
8.63% 1/15/24	1,456,000	1,543,360
DaVita
5.00% 5/1/25	1,686,000	1,734,473
5.13% 7/15/24	2,171,000	2,225,275
Encompass Health 5.75% 11/1/24	449,000	454,051
Envision Healthcare 8.75% 10/15/26	716,000	443,920
HCA
5.38% 2/1/25	3,421,000	3,783,044
5.38% 9/1/26	3,665,000	4,081,894
5.63% 9/1/28	160,000	182,336
5.88% 5/1/23	2,789,000	3,082,291
5.88% 2/15/26	6,669,000	7,583,520
7.50% 2/15/22	1,065,000	1,176,825
HCA Healthcare 6.25% 2/15/21	470,000	489,975
@Polaris Intermediate PIK 8.50% 12/1/22	1,359,000	1,265,569
Tenet Healthcare
4.63% 7/15/24	2,870,000	2,938,163
4.63% 9/1/24	326,000	339,888
4.88% 1/1/26	3,632,000	3,804,157
5.13% 5/1/25	1,251,000	1,288,530
5.13% 11/1/27	1,225,000	1,293,906
6.25% 2/1/27	3,490,000	3,756,112
WellCare Health Plans 5.25% 4/1/25	1,545,000	1,606,800
		57,784,337
Home Builders–0.29%
Lennar
4.50% 4/30/24	630,000	665,438
5.88% 11/15/24	1,555,000	1,729,937
		2,395,375
Home Furnishings–0.38%
Tempur Sealy International
5.50% 6/15/26	722,000	760,807
5.63% 10/15/23	2,260,000	2,324,975
		3,085,782
Household Products Wares–0.69%
ACCO Brands 5.25% 12/15/24	1,766,000	1,838,847
Prestige Brands 5.13% 1/15/28	375,000	392,813
Spectrum Brands
5.00% 10/1/29	194,000	200,305
5.75% 7/15/25	1,718,000	1,793,197
6.13% 12/15/24	1,384,000	1,428,980
		5,654,142
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Housewares–0.15%
Newell Brands
4.20% 4/1/26	675,000	$ 703,196
5.38% 4/1/36	250,000	270,122
Scotts Miracle-Gro 4.50% 10/15/29	274,000	280,083
		1,253,401
Insurance–0.30%
Fidelity & Guaranty Life Holdings 5.50% 5/1/25	738,000	785,970
Radian Group
4.50% 10/1/24	1,109,000	1,172,767
4.88% 3/15/27	468,000	492,570
		2,451,307
Internet–1.14%
Netflix
4.38% 11/15/26	425,000	435,625
4.88% 4/15/28	1,805,000	1,874,853
4.88% 6/15/30	770,000	782,031
5.38% 11/15/29	1,105,000	1,176,803
5.88% 11/15/28	648,000	718,347
Photo Holdings Merger Sub 8.50% 10/1/26	1,875,000	1,743,750
Zayo Group
6.00% 4/1/23	701,000	716,773
6.38% 5/15/25	1,855,000	1,912,190
		9,360,372
Investment Company Security–0.30%
Icahn Enterprises
5.88% 2/1/22	1,399,000	1,400,749
6.25% 2/1/22	682,000	694,958
6.75% 2/1/24	312,000	323,700
		2,419,407
Iron & Steel–0.47%
Allegheny Technologies 5.88% 12/1/27	565,000	593,250
Cleveland-Cliffs
4.88% 1/15/24	540,000	551,448
5.75% 3/1/25	161,000	158,887
Commercial Metals
4.88% 5/15/23	537,000	558,480
5.38% 7/15/27	380,000	399,000
Steel Dynamics 4.13% 9/15/25	785,000	806,480
United States Steel 6.25% 3/15/26	891,000	761,894
		3,829,439
Leisure Time–0.22%
Constellation Merger Sub 8.50% 9/15/25	1,147,000	1,000,758

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Leisure Time (continued)
Sabre GLBL 5.38% 4/15/23	760,000	$ 778,620
		1,779,378
Lodging–2.03%
Boyd Gaming
6.00% 8/15/26	796,000	854,705
6.38% 4/1/26	805,000	866,130
Hilton Domestic Operating
4.88% 1/15/30	622,000	658,950
5.13% 5/1/26	375,000	394,688
Hilton Grand Vacations Borrower 6.13% 12/1/24	845,000	912,600
Hilton Worldwide Finance
4.63% 4/1/25	450,000	462,375
4.88% 4/1/27	858,000	911,625
Jack Ohio Finance
6.75% 11/15/21	94,000	95,880
10.25% 11/15/22	360,000	379,980
Marriott Ownership Resorts
4.75% 1/15/28	183,000	187,346
6.50% 9/15/26	1,627,000	1,771,396
Melco Resorts Finance 5.63% 7/17/27	1,600,000	1,664,758
MGM Resorts International
4.63% 9/1/26	765,000	810,900
5.50% 4/15/27	2,015,000	2,236,650
Station Casinos 5.00% 10/1/25	1,187,000	1,207,772
Wyndham Worldwide
5.40% 4/1/24	717,000	759,124
5.75% 4/1/27	580,000	629,300
6.35% 10/1/25	575,000	639,688
Wynn Las Vegas 5.50% 3/1/25	1,093,000	1,170,876
		16,614,743
Machinery Construction & Mining–0.27%
BWX Technologies 5.38% 7/15/26	850,000	901,000
Terex 5.63% 2/1/25	1,280,000	1,321,600
		2,222,600
Machinery Diversified–0.24%
ATS Automation Tooling Systems 6.50% 6/15/23	792,000	815,760
Tennant 5.63% 5/1/25	1,135,000	1,186,075
		2,001,835
Media–12.57%
Altice Financing
6.63% 2/15/23	2,061,000	2,097,067
7.50% 5/15/26	1,950,000	2,096,250
Altice Luxembourg
7.63% 2/15/25	905,000	941,200
10.50% 5/15/27	984,000	1,121,809
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
AMC Networks
4.75% 12/15/22	15,000	$ 15,131
4.75% 8/1/25	578,000	580,168
5.00% 4/1/24	530,000	540,600
Cablevision Systems 5.88% 9/15/22	735,000	791,963
CBS Radio 7.25% 11/1/24	1,105,000	1,163,012
CCO Holdings
4.75% 3/1/30	5,436,000	5,544,883
5.00% 2/1/28	1,019,000	1,069,257
5.13% 2/15/23	1,232,000	1,244,320
5.13% 5/1/27	3,765,000	3,972,075
5.38% 5/1/25	670,000	691,775
5.38% 6/1/29	728,000	777,140
5.50% 5/1/26	1,470,000	1,549,012
5.75% 9/1/23	750,000	764,063
5.75% 1/15/24	92,000	93,610
5.75% 2/15/26	4,839,000	5,105,242
5.88% 4/1/24	5,675,000	5,866,531
Clear Channel Worldwide Holdings
5.13% 8/15/27	1,137,000	1,183,958
9.25% 2/15/24	5,010,000	5,548,575
CSC Holdings
5.25% 6/1/24	1,070,000	1,152,925
5.38% 7/15/23	2,135,000	2,188,375
5.38% 2/1/28	800,000	853,000
5.50% 5/15/26	2,059,000	2,179,946
6.50% 2/1/29	1,965,000	2,190,975
6.63% 10/15/25	1,795,000	1,904,944
6.75% 11/15/21	433,000	466,016
7.50% 4/1/28	895,000	1,011,350
7.75% 7/15/25	215,000	229,235
Cumulus Media New Holdings 6.75% 7/1/26	689,000	738,091
Diamond Sports Group
5.38% 8/15/26	1,315,000	1,330,191
6.63% 8/15/27	418,000	406,505
DISH DBS
5.00% 3/15/23	1,238,000	1,270,002
5.88% 11/15/24	4,808,000	4,913,175
6.75% 6/1/21	3,017,000	3,171,802
7.75% 7/1/26	4,784,000	5,068,122
Entercom Media 6.50% 5/1/27	761,000	814,270
GCI 6.88% 4/15/25	1,440,000	1,504,800
Gray Television
5.13% 10/15/24	675,000	700,313
5.88% 7/15/26	718,000	763,773
7.00% 5/15/27	740,000	822,325
iHeartCommunications
5.25% 8/15/27	578,000	604,761
6.38% 5/1/26	797,062	864,812
8.38% 5/1/27	2,920,299	3,226,930
=‡9.00% 12/15/19	1,384,000	0

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Liberty Interactive 8.25% 2/1/30	352,000	$ 347,600
Meredith 6.88% 2/1/26	775,000	805,768
Midcontinent Communications 5.38% 8/15/27	531,000	561,533
Nexstar Broadcasting 5.63% 8/1/24	840,000	875,700
Nexstar Escrow 5.63% 7/15/27	1,711,000	1,803,052
Quebecor Media 5.75% 1/15/23	360,000	391,050
Sinclair Television Group
5.63% 8/1/24	910,000	936,162
5.88% 3/15/26	84,000	88,305
Sirius XM Radio
4.63% 5/15/23	1,100,000	1,116,500
4.63% 7/15/24	150,000	157,500
5.00% 8/1/27	1,636,000	1,725,980
5.38% 4/15/25	1,640,000	1,694,579
5.38% 7/15/26	670,000	711,666
TEGNA
5.50% 9/15/24	340,000	351,900
6.38% 10/15/23	1,025,000	1,055,750
UPC Holding 5.50% 1/15/28	160,000	162,200
UPCB Finance IV 5.38% 1/15/25	1,095,000	1,125,660
μViacom
5.88% 2/28/57	2,362,000	2,456,480
6.25% 2/28/57	1,145,000	1,269,805
Videotron
5.13% 4/15/27	1,483,000	1,586,810
5.38% 6/15/24	798,000	877,800
Virgin Media Secured Finance
5.50% 8/15/26	1,130,000	1,186,500
5.50% 5/15/29	456,000	482,790
		102,905,369
Metal Fabricate & Hardware–0.11%
Advanced Drainage Systems 5.00% 9/30/27	290,000	299,063
Hillman Group 6.38% 7/15/22	685,000	637,050
		936,113
Mining–1.23%
Alcoa Nederland Holding B.V. 6.75% 9/30/24	797,000	838,516
Constellium
5.75% 5/15/24	250,000	256,875
6.63% 3/1/25	909,000	943,179
FMG Resources August 2006 5.13% 5/15/24	448,000	476,000
Freeport-McMoRan
3.55% 3/1/22	80,000	81,000
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Freeport-McMoRan (continued)
3.88% 3/15/23	2,495,000	$ 2,540,484
4.55% 11/14/24	465,000	491,542
5.40% 11/14/34	150,000	157,125
Hecla Mining 6.88% 5/1/21	1,187,000	1,183,142
Hudbay Minerals
7.25% 1/15/23	575,000	596,203
7.63% 1/15/25	420,000	443,310
Novelis
5.88% 9/30/26	750,000	798,079
6.25% 8/15/24	1,175,000	1,232,281
		10,037,736
Office Business Equipment–0.27%
CDW
4.25% 4/1/28	1,240,000	1,300,450
5.00% 9/1/25	150,000	156,750
5.50% 12/1/24	685,000	760,350
		2,217,550
Oil & Gas–3.92%
Aker BP 5.88% 3/31/25	1,551,000	1,647,937
Antero Resources
5.13% 12/1/22	676,000	603,330
5.38% 11/1/21	311,000	296,130
5.63% 6/1/23	204,000	163,710
Callon Petroleum
6.13% 10/1/24	385,000	392,292
6.38% 7/1/26	228,000	231,330
Carrizo Oil & Gas 6.25% 4/15/23	1,430,000	1,451,235
Chesapeake Energy 11.50% 1/1/25	1,235,000	1,167,075
Covey Park Energy / Covey Park Finance 7.50% 5/15/25	700,000	602,000
Denbury Resources 9.00% 5/15/21	421,000	407,318
Diamond Offshore Drilling 5.70% 10/15/39	486,000	284,310
‡EP Energy
7.75% 5/15/26	1,240,000	886,600
8.00% 11/29/24	982,000	491,000
8.00% 2/15/25	319,000	6,380
9.38% 5/1/24	1,117,000	22,340
Gulfport Energy 6.00% 10/15/24	1,110,000	788,100
Hilcorp Energy I
5.00% 12/1/24	775,000	749,402
5.75% 10/1/25	150,000	146,256
6.25% 11/1/28	767,000	728,650
Ithaca Energy North Sea PLC 9.38% 7/15/24	879,000	918,555
Matador Resources 5.88% 9/15/26	568,000	569,420

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
MEG Energy
6.38% 1/30/23	139,000	$ 139,348
6.50% 1/15/25	490,000	509,649
7.00% 3/31/24	488,000	491,050
Noble Holding International
5.25% 3/15/42	448,000	161,280
6.20% 8/1/40	528,000	200,640
8.95% 4/1/45	167,000	70,140
Oasis Petroleum
6.25% 5/1/26	982,000	815,060
6.88% 3/15/22	417,000	401,363
Parsley Energy 5.63% 10/15/27	374,000	395,505
PBF Holding
7.00% 11/15/23	402,000	417,075
7.25% 6/15/25	1,250,000	1,334,375
Precision Drilling
5.25% 11/15/24	115,000	105,513
7.13% 1/15/26	789,000	749,550
QEP Resources
5.25% 5/1/23	494,000	489,060
5.38% 10/1/22	428,000	430,140
5.63% 3/1/26	618,000	602,704
Shelf Drilling Holdings 8.25% 2/15/25	2,352,000	2,240,280
SM Energy
6.63% 1/15/27	616,000	605,439
6.75% 9/15/26	379,000	371,420
Transocean
7.25% 11/1/25	616,000	603,680
7.50% 1/15/26	332,000	327,850
7.50% 4/15/31	448,000	347,200
9.00% 7/15/23	305,000	322,156
9.35% 12/15/41	1,033,000	831,565
Transocean Pontus 6.13% 8/1/25	1,407,090	1,442,267
Transocean Poseidon 6.88% 2/1/27	1,273,000	1,349,380
@Ultra Resources 11.00% 7/12/24	3,328,298	532,528
Valaris PLC
5.75% 10/1/44	1,052,000	473,400
7.75% 2/1/26	138,000	77,963
W&T Offshore 9.75% 11/1/23	1,756,000	1,674,785
Whiting Petroleum
5.75% 3/15/21	585,000	553,410
6.63% 1/15/26	757,000	515,880
		32,135,025
Oil & Gas Services–0.19%
Archrock Partners / Archrock Partners Finance 6.88% 4/1/27	192,000	203,040
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Oceaneering International 6.00% 2/1/28	550,000	$ 539,000
@Telford Offshore PIK 12.00% 2/12/24	570,974	157,018
Transocean Phoenix 2 7.75% 10/15/24	284,900	301,994
Transocean Proteus 6.25% 12/1/24	323,400	333,102
		1,534,154
Packaging & Containers–1.89%
Ardagh Packaging Finance
5.25% 8/15/27	1,468,000	1,545,099
6.00% 2/15/25	1,835,000	1,924,456
Berry Global Escrow 4.88% 7/15/26	750,000	791,025
BWAY Holding 5.50% 4/15/24	2,729,000	2,811,143
Greif 6.50% 3/1/27	697,000	752,760
Intertape Polymer Group 7.00% 10/15/26	628,000	664,110
LABL Escrow Issuer 6.75% 7/15/26	1,080,000	1,147,500
Mauser Packaging Solutions Holding 7.25% 4/15/25	1,660,000	1,639,250
OI European Group 4.00% 3/15/23	450,000	453,375
Owens-Brockway Glass Container
5.00% 1/15/22	485,000	503,425
6.38% 8/15/25	460,000	502,550
Reynolds Group Issuer 5.75% 10/15/20	1,342,214	1,343,892
Sealed Air 4.88% 12/1/22	360,000	381,150
Trivium Packaging Finance BV
5.50% 8/15/26	488,000	514,230
8.50% 8/15/27	445,000	495,063
		15,469,028
Pharmaceuticals–2.85%
Bausch Health
5.00% 1/30/28	716,000	734,895
5.25% 1/30/30	720,000	746,640
5.50% 11/1/25	2,632,000	2,750,440
5.75% 8/15/27	453,000	491,505
5.88% 5/15/23	1,265,000	1,276,069
6.13% 4/15/25	2,435,000	2,515,915
6.50% 3/15/22	521,000	532,723
7.00% 3/15/24	1,180,000	1,227,200
7.00% 1/15/28	715,000	786,500
7.25% 5/30/29	787,000	899,148
9.00% 12/15/25	2,405,000	2,734,966
Bausch Health Americas
8.50% 1/31/27	3,058,000	3,482,450
9.25% 4/1/26	2,052,000	2,356,927

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Endo Finance
5.88% 10/15/24	580,000	$ 562,600
6.00% 7/15/23	1,309,000	945,752
6.00% 2/1/25	960,000	647,405
Mallinckrodt International Finance 5.50% 4/15/25	640,000	227,200
Par Pharmaceutical 7.50% 4/1/27	459,000	456,705
		23,375,040
Pipelines–3.63%
Antero Midstream Partners 5.38% 9/15/24	245,000	227,238
Blue Racer Midstream / Blue Racer Finance 6.13% 11/15/22	2,170,000	2,126,600
Buckeye Partners
4.13% 12/1/27	190,000	183,439
μ6.38% 1/22/78	1,000,000	735,250
Cheniere Energy Partners
5.25% 10/1/25	534,000	556,476
5.63% 10/1/26	553,000	584,797
CNX Midstream Partners 6.50% 3/15/26	313,000	288,743
Crestwood Midstream Partners
5.63% 5/1/27	490,000	496,737
5.75% 4/1/25	1,380,000	1,411,050
6.25% 4/1/23	494,000	503,880
DCP Midstream Operating
3.88% 3/15/23	1,082,000	1,106,345
4.75% 9/30/21	68,000	69,870
4.95% 4/1/22	270,000	280,125
5.38% 7/15/25	355,000	386,063
6.75% 9/15/37	735,000	771,750
Delek Logistics Partners 6.75% 5/15/25	1,639,000	1,630,805
EnLink Midstream Partners
4.15% 6/1/25	656,000	616,640
4.40% 4/1/24	522,000	506,392
4.85% 7/15/26	312,000	292,500
μ6.00% 12/15/22	1,200,000	825,000
Genesis Energy
5.63% 6/15/24	519,000	500,835
6.00% 5/15/23	500,000	495,000
6.25% 5/15/26	395,000	377,225
6.50% 10/1/25	80,000	77,400
6.75% 8/1/22	295,000	297,950
Global Partners
7.00% 6/15/23	860,000	885,800
7.00% 8/1/27	828,000	879,750
Holly Energy Partners 6.00% 8/1/24	828,000	863,190
Martin Midstream Partners 7.25% 2/15/21	1,566,000	1,425,060
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
NuStar Logistics
5.63% 4/28/27	925,000	$ 950,437
6.00% 6/1/26	460,000	486,450
PBF Logistics 6.88% 5/15/23	531,000	546,930
μPlains All American Pipeline 6.13% 11/15/22	390,000	363,675
Summit Midstream Holdings
5.50% 8/15/22	752,000	669,280
5.75% 4/15/25	709,000	541,499
Tallgrass Energy Partners 5.50% 9/15/24	905,000	909,525
Targa Resources Partners
4.25% 11/15/23	2,040,000	2,060,400
5.13% 2/1/25	1,377,000	1,428,637
5.25% 5/1/23	1,120,000	1,131,200
5.88% 4/15/26	1,010,000	1,073,125
6.50% 7/15/27	146,000	159,870
		29,722,938
Real Estate–0.07%
Kennedy-Wilson 5.88% 4/1/24	550,000	563,750
		563,750
Real Estate Investment Trusts–1.79%
Brookfield Property REIT 5.75% 5/15/26	1,716,000	1,810,380
ESH Hospitality
4.63% 10/1/27	1,715,000	1,736,438
5.25% 5/1/25	1,007,000	1,040,986
HAT Holdings I/ HAT Holdings II 5.25% 7/15/24	457,000	480,421
Iron Mountain
4.88% 9/15/27	1,755,000	1,812,037
5.25% 3/15/28	1,649,000	1,714,960
5.75% 8/15/24	1,716,000	1,735,305
Ladder Capital Finance Holdings 5.25% 3/15/22	485,000	503,794
MGM Growth Properties Operating Partnership LP 5.75% 2/1/27	715,000	799,013
Ryman Hospitality Properties 4.75% 10/15/27	550,000	567,875
VICI Properties / VICI Note
4.25% 12/1/26	1,398,000	1,439,940
4.63% 12/1/29	961,000	1,004,245
		14,645,394
Retail–2.17%
1011778 BC ULC / New Red Finance 4.25% 5/15/24	3,069,000	3,145,725
FirstCash 5.38% 6/1/24	537,000	555,795
Group 1 Automotive 5.25% 12/15/23	756,000	776,790
IRB Holding 6.75% 2/15/26	1,751,000	1,834,172

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Neiman Marcus Group
8.00% 10/25/24	1,505,000	$ 477,838
@14.00% 4/25/24	1,055,044	538,072
Penske Automotive Group 5.50% 5/15/26	859,000	899,803
PetSmart
5.88% 6/1/25	1,876,000	1,911,175
7.13% 3/15/23	1,680,000	1,646,400
Rite Aid 6.13% 4/1/23	2,241,000	2,061,720
Staples
7.50% 4/15/26	1,140,000	1,182,750
10.75% 4/15/27	1,893,000	1,921,395
Yum! Brands 4.75% 1/15/30	758,000	794,005
		17,745,640
Semiconductors–0.43%
NXP B.V. 4.63% 6/15/22	1,243,000	1,309,567
Qorvo 5.50% 7/15/26	1,477,000	1,573,005
Sensata Technologies UK Financing 6.25% 2/15/26	597,000	643,268
		3,525,840
Software–1.57%
CDK Global 5.25% 5/15/29	1,462,000	1,567,995
Genesys Telecommunications Laboratories 10.00% 11/30/24	1,013,000	1,095,306
Infor US 6.50% 5/15/22	645,000	654,675
IQVIA
5.00% 10/15/26	418,000	440,990
5.00% 5/15/27	809,000	855,805
MSCI 5.38% 5/15/27	1,098,000	1,183,095
Nuance Communications 5.63% 12/15/26	1,505,000	1,603,931
Open Text
5.63% 1/15/23	737,000	749,898
5.88% 6/1/26	1,105,000	1,182,350
Solera 10.50% 3/1/24	1,065,000	1,130,029
SS&C Technologies 5.50% 9/30/27	2,235,000	2,385,862
		12,849,936
Telecommunications–10.00%
Altice France
7.38% 5/1/26	3,115,000	3,344,389
8.13% 2/1/27	820,000	923,525
CenturyLink
5.13% 12/15/26	1,355,000	1,378,889
5.63% 4/1/20	2,590,000	2,606,187
5.80% 3/15/22	1,090,000	1,145,884
6.88% 1/15/28	450,000	496,125
7.50% 4/1/24	667,000	752,042
Cincinnati Bell
7.00% 7/15/24	1,077,000	1,129,504
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Cincinnati Bell (continued)
8.00% 10/15/25	747,000	$ 791,820
CommScope
5.00% 6/15/21	214,000	214,107
5.50% 3/1/24	693,000	722,452
5.50% 6/15/24	1,275,000	1,290,963
6.00% 3/1/26	1,594,000	1,695,617
8.25% 3/1/27	1,443,000	1,518,757
CommScope Technologies
5.00% 3/15/27	485,000	455,900
6.00% 6/15/25	381,000	381,431
Embarq 8.00% 6/1/36	3,775,000	3,992,062
Frontier Communications
6.88% 1/15/25	690,000	334,650
7.13% 1/15/23	295,000	143,813
7.63% 4/15/24	385,000	185,763
8.50% 4/1/26	1,898,000	1,921,725
11.00% 9/15/25	1,150,000	557,750
Hughes Satellite Systems 6.63% 8/1/26	679,000	753,690
Intelsat Jackson Holdings
5.50% 8/1/23	2,534,000	2,176,807
8.00% 2/15/24	2,226,000	2,284,432
8.50% 10/15/24	3,737,000	3,403,772
9.75% 7/15/25	1,050,000	971,250
Level 3 Financing
5.13% 5/1/23	210,000	211,313
5.25% 3/15/26	1,293,000	1,344,720
5.38% 8/15/22	374,000	375,384
5.38% 1/15/24	346,000	351,623
5.38% 5/1/25	2,627,000	2,718,945
Nokia
4.38% 6/12/27	475,000	495,187
6.63% 5/15/39	658,000	761,982
Plantronics 5.50% 5/31/23	1,746,000	1,706,715
Qwest
6.88% 9/15/33	642,000	644,889
7.25% 9/15/25	210,000	241,378
Sprint
7.13% 6/15/24	4,648,000	5,014,030
7.63% 2/15/25	1,479,000	1,622,981
7.63% 3/1/26	4,933,000	5,440,112
7.88% 9/15/23	2,795,000	3,083,807
Sprint Capital
6.88% 11/15/28	313,000	337,258
8.75% 3/15/32	6,843,000	8,305,691
Sprint Communications
6.00% 11/15/22	1,190,000	1,248,012
7.00% 3/1/20	755,000	759,017
11.50% 11/15/21	90,000	102,825
Telecom Italia Capital
6.00% 9/30/34	325,000	348,563
6.38% 11/15/33	878,000	974,580

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Telecom Italia SpA 5.30% 5/30/24	630,000	$ 677,250
T-Mobile USA
=†0.01% 1/15/26	1,014,000	0
4.50% 2/1/26	1,340,000	1,373,500
=†4.50% 2/1/26	546,000	0
4.75% 2/1/28	1,671,000	1,750,891
=†4.75% 2/1/28	546,000	0
5.13% 4/15/25	380,000	393,099
6.00% 4/15/24	1,065,000	1,099,612
=†6.00% 4/15/24	1,365,000	0
6.38% 3/1/25	1,494,000	1,543,795
=†6.38% 3/1/25	2,389,000	0
6.50% 1/15/24	129,000	132,711
=†6.50% 1/15/24	129,000	0
6.50% 1/15/26	1,604,000	1,719,825
‡Windstream Services
8.63% 10/31/25	1,165,000	1,118,400
9.00% 6/30/25	1,130,000	429,400
		81,900,801
Toys Games Hobbies–0.62%
Mattel
5.88% 12/15/27	615,000	648,056
6.75% 12/31/25	4,109,000	4,416,353
		5,064,409
Transportation–0.43%
XPO Logistics
6.13% 9/1/23	1,212,000	1,251,148
6.75% 8/15/24	2,092,000	2,272,644
		3,523,792
Trucking & Leasing–0.19%
DAE Funding
4.50% 8/1/22	549,000	557,235
5.00% 8/1/24	956,000	1,003,743
		1,560,978
Total Corporate Bonds (Cost $684,156,824)		698,044,681
LOAN AGREEMENTS–5.49%
•Advanz Pharma Tranche B 1st Lien 7.45% (LIBOR03M + 5.50%) 9/6/24	1,209,975	1,128,302
•Albertsons Tranche B8 1st Lien 4.55% (LIBOR01M + 2.75%) 8/17/26	198,810	200,407
•American Axle and Manufacturing Tranche B 1st Lien 4.05% (LIBOR01M + 2.25%) 4/6/24	236,522	236,522
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Avaya Tranche B 1st Lien 5.99% (LIBOR01M + 4.25%) 12/15/24	681,743	$ 667,767
•Axalta Coating Systems US Holdings Tranche B3 1st Lien 3.69% (LIBOR03M + 1.75%) 6/1/24	793,960	795,063
•Bausch Health Companies Tranche B 1st Lien 4.74% (LIBOR01M + 3.00%) 6/2/25	2,873,428	2,887,796
•Berry Global Tranche Q 1st Lien 3.72% (LIBOR01M + 2.00%) 10/1/22	350,000	351,750
•Buckeye Partners 4.44% (LIBOR01M + 2.75%) 11/1/26	755,000	760,980
•California Resources Corporation 1st Lien 6.55% (LIBOR01M + 4.75%) 12/31/22	4,100,700	3,654,749
•CCM Merger Tranche B 1st Lien 4.05% (LIBOR01M + 2.25%) 8/8/21	638,046	640,821
•CenturyLink Tranche B 1st Lien 4.55% (LIBOR01M + 2.75%) 1/31/25	386,629	387,982
•Cincinnati Bell 1st Lien 5.05% (LIBOR01M + 3.25%) 10/2/24	955,094	959,278
•Claire's Stores 1st Lien 9.19% (LIBOR06M + 7.25%) 10/12/38	609,702	1,066,978
•Cortes NP Acquisition Corporation Tranche B 1st Lien 5.93% (LIBOR03M + 4.00%) 11/30/23	1,656,765	1,651,149
•CSC Holdings Tranche B 1st Lien 3.99% (LIBOR01M + 2.25%) 1/15/26	367,225	367,225
•Dole Food Company Tranche B 1st Lien 4.51% (LIBOR01M + 2.75%) 4/6/24	784,314	782,071
•Ensemble RCM 1st Lien 5.66% (LIBOR03M + 3.75%) 8/3/26	141,745	142,595
=•FGI Operating Company 1st Lien 12.00% (LIBOR03M + 10.00%) 5/15/22	115,455	115,455
•Getty Images Tranche B 1st Lien 6.31% (LIBOR01M + 4.50%) 2/19/26	1,089,000	1,090,361
•Golden Nugget Tranche B 1st Lien 4.68% (LIBOR03M + 2.75%) 10/4/23	3,091,609	3,099,338

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Greeneden U.S. Holdings II Tranche B 1st Lien 5.05% (LIBOR01M + 3.25%) 12/1/23	344,121	$ 344,909
•Gulf Finance Tranche B 1st Lien 6.95% (LIBOR01M + 5.25%) 8/25/23	843,191	657,689
•iHeartCommunications 1st Lien 5.69% (LIBOR01M + 4.00%) 5/1/26	810,653	816,393
•II-VI Incorporated 5.30% (LIBOR03M + 3.50%) 9/24/26	459,648	461,372
•Meredith Corporation Tranche B 1st Lien 4.55% (LIBOR01M + 2.75%) 1/31/25	657,710	660,630
•Moran Foods Tranche B 1st Lien 8.55% 12/5/23	2,966,226	1,045,595
•MPH Acquisition Holdings Tranche B 1st Lien 4.69% (LIBOR03M + 2.75%) 6/7/23	3,546,420	3,491,309
•Neiman Marcus Group 1st Lien 1.00% (LIBOR01M + 1.00%) 10/25/23	676,757	534,638
•Party City Holdings Tranche B 1st Lien 4.30% (LIBOR01M + 2.50%) 8/19/22	2,013	1,865
•PetSmart 1st Lien 5.74% (LIBOR01M + 4.00%) 3/11/22	2,580,164	2,549,253
•Revlon Consumer Products Corporation Tranche B 1st Lien 5.41% (LIBOR03M + 3.50%) 9/7/23	1,426,110	1,087,851
•Reynolds Group Holdings 1st Lien 4.55% (LIBOR01M + 2.75%) 2/5/23	769,054	770,861
•Scientific Games International Tranche B5 1st Lien 4.59% (LIBOR01M + 2.75%) 8/14/24	2,022,413	2,025,790
•Securus Technologies Holdings 1st Lien 6.30% (LIBOR01M + 4.50%) 11/1/24	741,955	546,576
•Securus Technologies Holdings 2nd Lien 10.05% (LIBOR01M + 8.25%) 11/1/25	241,000	109,173
•Shutterfly 7.93% (LIBOR03M + 6.00%) 10/1/26	855,000	800,135
•SP PF Buyer 6.30% 12/22/25	164,585	152,735
•Staples 6.69% (LIBOR01M + 5.00%) 4/16/26	1,487,206	1,459,886
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Steinway Musical Instruments 5.49% (LIBOR01M + 3.75%) 2/14/25	902,703	$ 898,189
•Syniverse Holdings 1st Lien 6.85% (LIBOR02M + 5.00%) 3/9/23	1,192,740	1,108,604
•TransDigm Tranche E 1st Lien 4.30% (LIBOR01M + 2.50%) 5/30/25	202,548	202,986
•TransDigm Tranche F 1st Lien 4.30% (LIBOR01M + 2.50%) 6/9/23	534,728	536,177
•TransDigm Tranche G 1st Lien 4.30% (LIBOR01M + 2.50%) 8/22/24	405,086	406,042
•UFC Holdings 1st Lien 5.05% (LIBOR01M + 3.25%) 4/29/26	918,145	923,498
•Ultra Resources 1st Lien 5.80% (LIBOR01M + 4.00%) 4/12/24	765,070	449,823
•United Natural Foods Tranche B 1st Lien 6.05% (LIBOR01M + 4.25%) 10/22/25	928,686	792,401
•Viskase Companies Tranche B 1st Lien 5.35% (LIBOR03M + 3.25%) 1/30/21	806,539	772,930
•Windstream Services Tranche B6 1st Lien 9.75% (PRIME + 5.00%) 3/29/21	337,925	322,796
Total Loan Agreements (Cost $47,463,265)		44,916,695

	Number of Shares
COMMON STOCK–0.52%
Advanz Pharma	80,868	235,488
†Avaya Holdings	82,756	1,117,206
=†Claire's Stores	1,493	746,500
†Clear Channel Outdoor Holdings	169,362	484,375
=‡Escrow General Motors	400,000	0
=†Goodman Networks	22,179	0
†iHeartMedia	5,962	100,758
†Penn Virginia	4,465	135,513
†Penn Virginia	2,328	70,655
=†Remington Outdoor	9,637	6,023
=Telford Offshore	26,723	10,021
†Ultra Petroleum	36,212	3,842
Vistra Energy	60,633	1,393,953
Total Common Stock (Cost $7,664,495)		4,304,334

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS–0.64%
=†Claire's Stores 0.00%	976	$ 1,464,000
=†Goodman Networks 0.00%	26,388	264
•ILFC E-Capital Trust I 3.90% (1.55% + Max of LIBOR03M, CMT10YR or CMT30YR) 12/21/65	640,000	505,600
•ILFC E-Capital Trust II 4.15% (1.80% + Max of LIBOR03M, CMT15YR or CMT30YR) 12/21/65	2,651,000	2,145,653
MYT Holding 10.00% 6/7/29	1,259,081	1,114,286
Total Preferred Stocks (Cost $4,396,082)		5,229,803
RIGHTS–0.02%
=Vistra Energy CVR	188,914	155,854
Total Rights (Cost $0)		155,854
	Number of Shares	Value (U.S. $)
WARRANTS–0.08%
=iHeartMedia exp 5/01/39 $0.00	44,798	$ 649,571
Ultra Resources exp 7/14/25 $0.00	65,520	2,293
Total Warrants (Cost $811,712)		651,864
MONEY MARKET FUND–5.83%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	47,770,947	47,770,947
Total Money Market Fund (Cost $47,770,947)		47,770,947

TOTAL INVESTMENTS–97.92% (Cost $792,944,094)	801,752,424

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.08%	17,020,541
NET ASSETS APPLICABLE TO 77,559,551 SHARES OUTSTANDING–100.00%	$818,772,965
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND STANDARD CLASS ($604,222,411 / 57,231,668 Shares)	$10.558
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND SERVICE CLASS ($214,550,554 / 20,327,883 Shares)	$10.555
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$845,643,539
Distributable earnings/(accumulated loss)	(26,870,574)
TOTAL NET ASSETS	$818,772,965

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
† Non-income producing.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
@ PIK. 100% of the income received was in the form of additional par.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
★ Includes $520,257 payable for securities purchased, $862,277 payable for fund shares redeemed, $105,982 other accrued expenses payable and $469,886 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
CVR–Contingent Value Rights
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR02M–Intercontinental Exchange London Interbank Offered Rate USD 2 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
CMT10YR–Constant Maturity Treasury 10 Year
CMT15YR–Constant Maturity Treasury 15 Year
CMT30YR–Constant Maturity Treasury 30 Year
MSCI–Morgan Stanley Capital International
PIK–Payment-in-kind
PRIME–Prime Lending Rate
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$48,220,208
Dividends	617,727
48,837,935
EXPENSES:
Management fees	4,930,719
Distribution fees-Service Class	515,264
Shareholder servicing fees	226,235
Accounting and administration expenses	157,664
Reports and statements to shareholders	65,022
Professional fees	63,332
Pricing fees	59,715
Custodian fees	27,959
Trustees’ fees and expenses	23,519
Interest expense	6,680
Consulting fees	2,251
Other	15,227
6,093,587
Less:
Management fees waived	(277,663)
Total operating expenses	5,815,924
NET INVESTMENT INCOME	43,022,011
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(5,802,824)
Net change in unrealized appreciation (depreciation) of investments	54,649,490
NET REALIZED AND UNREALIZED GAIN	48,846,666
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,868,677
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 43,022,011	$ 42,014,237
Net realized loss	(5,802,824)	(4,907,645)
Net change in unrealized appreciation (depreciation)	54,649,490	(58,759,233)
Net increase (decrease) in net assets resulting from operations	91,868,677	(21,652,641)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(33,098,228)	(31,713,928)
Service Class	(11,234,008)	(10,624,670)
	(44,332,236)	(42,338,598)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	76,233,484	101,727,900
Service Class	61,776,722	53,179,889
Reinvestment of dividends and distributions:
Standard Class	33,098,228	31,713,928
Service Class	11,234,008	10,624,670
	182,342,442	197,246,387
Cost of shares redeemed:
Standard Class	(72,575,648)	(155,664,131)
Service Class	(52,777,325)	(56,364,315)
	(125,352,973)	(212,028,446)
Increase (decrease) in net assets derived from capital share transactions	56,989,469	(14,782,059)
NET INCREASE (DECREASE) IN NET ASSETS	104,525,910	(78,773,298)
NET ASSETS:
Beginning of year	714,247,055	793,020,353
End of year	$ 818,772,965	$ 714,247,055
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.898	$ 10.802	$ 10.780	$ 10.026	$ 11.082
Income (loss) from investment operations:
Net investment income[1]	0.598	0.600	0.609	0.613	0.618
Net realized and unrealized gain (loss)	0.673	(0.885)	0.087	0.743	(1.051)
Total from investment operations	1.271	(0.285)	0.696	1.356	(0.433)
Less dividends and distributions from:
Net investment income	(0.611)	(0.619)	(0.674)	(0.602)	(0.565)
Net realized gain	—	—	—	—	(0.058)
Total dividends and distributions	(0.611)	(0.619)	(0.674)	(0.602)	(0.623)
Net asset value, end of period	$ 10.558	$ 9.898	$ 10.802	$ 10.780	$ 10.026
Total return[2]	12.89%	(2.78%)	6.47%	13.58%	(3.94%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$604,222	$532,265	$601,921	$688,621	$625,243
Ratio of expenses to average net assets	0.68%	0.68%	0.66%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.71%	0.70%	0.68%	0.68%
Ratio of net investment income to average net assets	5.58%	5.57%	5.46%	5.75%	5.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.54%	5.54%	5.42%	5.72%	5.53%
Portfolio turnover	54%	46%	51%	45%	36%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.896	$ 10.800	$ 10.778	$ 10.026	$ 11.080
Income (loss) from investment operations:
Net investment income[1]	0.571	0.573	0.581	0.587	0.590
Net realized and unrealized gain (loss)	0.672	(0.885)	0.087	0.740	(1.049)
Total from investment operations	1.243	(0.312)	0.668	1.327	(0.459)
Less dividends and distributions from:
Net investment income	(0.584)	(0.592)	(0.646)	(0.575)	(0.537)
Net realized gain	—	—	—	—	(0.058)
Total dividends and distributions	(0.584)	(0.592)	(0.646)	(0.575)	(0.595)
Net asset value, end of period	$ 10.555	$ 9.896	$ 10.800	$ 10.778	$ 10.026
Total return[2]	12.61%	(3.03%)	6.22%	13.29%	(4.17%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$214,551	$181,982	$191,099	$181,287	$152,163
Ratio of expenses to average net assets	0.93%	0.93%	0.91%	0.90%	0.90%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.97%	0.96%	0.95%	0.93%	0.93%
Ratio of net investment income to average net assets	5.33%	5.32%	5.21%	5.50%	5.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.29%	5.29%	5.17%	5.47%	5.28%
Portfolio turnover	54%	46%	51%	45%	36%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–21

LVIP JPMorgan High Yield Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $250 million.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee is calculated daily and paid monthly.
J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$44,345
Legal	8,780
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $48,417 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$404,965
Distribution fees payable to LFD	45,024
Shareholder servicing fees payable to Lincoln Life	19,897
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$414,098,688
Sales	404,848,267
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$793,597,246
Aggregate unrealized appreciation of investments	$ 30,833,498
Aggregate unrealized depreciation of investments	(22,678,320)
Net unrealized appreciation of investments	$ 8,155,178
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer
LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Convertible Bonds	$ —	$ 678,246	$ —	$ 678,246
Corporate Bonds
Advertising	—	2,319,507	—	2,319,507
Aerospace & Defense	—	10,963,805	—	10,963,805
Airlines	—	2,009,427	—	2,009,427
Apparel	—	966,375	—	966,375
Auto Manufacturers	—	4,073,462	—*	4,073,462
Auto Parts & Equipment	—	15,024,387	—	15,024,387
Banks	—	15,638,059	—	15,638,059
Biotechnology	—	815,535	—	815,535
Building Materials	—	5,736,503	—	5,736,503
Chemicals	—	14,136,514	—	14,136,514
Coal	—	713,025	—	713,025
Commercial Services	—	33,427,266	—	33,427,266
Computers	—	12,160,095	—	12,160,095
Cosmetics & Personal Care	—	403,750	—	403,750
Distribution/Wholesale	—	4,328,225	—	4,328,225
Diversified Financial Services	—	27,840,000	—	27,840,000
Electric	—	12,137,835	818	12,138,653
Electrical Components & Equipment	—	760,488	—	760,488
Electronics	—	4,893,655	—	4,893,655
Energy-Alternate Sources	—	1,862,772	—	1,862,772
Engineering & Construction	—	1,896,413	—	1,896,413
Entertainment	—	21,085,756	—	21,085,756
Environmental Control	—	1,009,180	—	1,009,180
Food	—	25,606,029	—	25,606,029
Food Service	—	1,949,437	—	1,949,437
Forest Products & Paper	—	2,087,777	—	2,087,777
Gas	—	1,861,930	—	1,861,930
Health Care Products	—	1,771,045	—	1,771,045
Health Care Services	—	57,784,337	—	57,784,337
LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Home Builders	$ —	$ 2,395,375	$ —	$ 2,395,375
Home Furnishings	—	3,085,782	—	3,085,782
Household Products Wares	—	5,654,142	—	5,654,142
Housewares	—	1,253,401	—	1,253,401
Insurance	—	2,451,307	—	2,451,307
Internet	—	9,360,372	—	9,360,372
Investment Company Security	—	2,419,407	—	2,419,407
Iron & Steel	—	3,829,439	—	3,829,439
Leisure Time	—	1,779,378	—	1,779,378
Lodging	—	16,614,743	—	16,614,743
Machinery Construction & Mining	—	2,222,600	—	2,222,600
Machinery Diversified	—	2,001,835	—	2,001,835
Media	—	102,905,369	—*	102,905,369
Metal Fabricate & Hardware	—	936,113	—	936,113
Mining	—	10,037,736	—	10,037,736
Office Business Equipment	—	2,217,550	—	2,217,550
Oil & Gas	—	32,135,025	—	32,135,025
Oil & Gas Services	—	1,534,154	—	1,534,154
Packaging & Containers	—	15,469,028	—	15,469,028
Pharmaceuticals	—	23,375,040	—	23,375,040
Pipelines	—	29,722,938	—	29,722,938
Real Estate	—	563,750	—	563,750
Real Estate Investment Trusts	—	14,645,394	—	14,645,394
Retail	—	17,745,640	—	17,745,640
Semiconductors	—	3,525,840	—	3,525,840
Software	—	12,849,936	—	12,849,936
Telecommunications	—	81,900,801	—*	81,900,801
Toys Games Hobbies	—	5,064,409	—	5,064,409
Transportation	—	3,523,792	—	3,523,792
Trucking & Leasing	—	1,560,978	—	1,560,978
Loan Agreements	—	44,801,240	115,455	44,916,695
Common Stock	3,471,135	70,655	762,544	4,304,334
Rights	—	—	155,854	155,854
Warrants	2,293	—	649,571	651,864
Preferred Stocks	1,114,286	2,651,253	1,464,264	5,229,803
Money Market Fund	47,770,947	—	—	47,770,947
Total Investments	$52,358,661	$746,245,257	$3,148,506	$801,752,424

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, income accruals for contingent payment debt instruments and defaulted bond income tax accruals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$44,332,236	$42,338,598
LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,082,663
Capital loss carryforward	(36,108,414)
Other temporary differences	(1)
Net unrealized appreciation	8,155,178
Distributable earnings/(accumulated loss)	$(26,870,574)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$9,204,825	$26,903,589	$36,108,414
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	7,104,611	9,424,703
Service Class	5,803,193	4,925,784
Shares reinvested:
Standard Class	3,157,647	3,112,883
Service Class	1,071,766	1,042,944
	17,137,217	18,506,314
Shares redeemed:
Standard Class	(6,807,131)	(14,481,820)
Service Class	(4,936,937)	(5,273,543)
	(11,744,068)	(19,755,363)
Net increase (decrease)	5,393,149	(1,249,049)
7.  Credit and Market Risk
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
LVIP JPMorgan High Yield Fund–26

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan High Yield Fund–27

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan High Yield Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP JPMorgan High Yield Fund–28

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets over $250 million for the Fund through April 30, 2020. The Board noted that the net
LVIP JPMorgan High Yield Fund–29

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver on assets over $250 million for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JP Morgan”) on behalf of the LVIP JPMorgan High Yield Fund, the Board considered the nature, extent and quality of services provided by JP Morgan under the subadvisory agreement. The Board reviewed the services provided by JP Morgan, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP JPMorgan High Yield Fund’s total return compared to the total return of a peer group of funds included in the Morningstar High Yield Bond funds category and the Bloomberg Barclays US High Yield 2% Issuer Cap Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board concluded that the services provided by JP Morgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund and considered that JP Morgan’s subadvisory fee was reduced effective October 1, 2019. The Board reviewed the fees for other similar funds subadvised by JP Morgan. The Board considered that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JP Morgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan High Yield Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP JPMorgan High Yield Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP JPMorgan High Yield Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP JPMorgan High Yield Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan High Yield Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan High Yield Fund–35

LVIP JPMorgan Retirement Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP JPMorgan Retirement Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Retirement Income Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
The Fund returned 13.93% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the S&P Target Date Retirement Income Index1, returned 13.33%.
Global equity markets had a strong year in 2019. The U.S. was one of the strongest performing markets. Within the U.S. the trend throughout the year was the relative outperformance of large-caps vs small-caps, and growth vs value.
Global fixed income markets had a solid year of returns as interest rates globally fell due to dovish central bank policies. After raising the Federal Funds Rate 25bps on nine separate occasions since the beginning of 2015, the Fed reversed direction and made three 25bps reductions in 2019 ending the year at a target range of 1.50-1.75%. High Yield benefited from both a fall in yields and a robust equity market.
In 2019 the strongest contributors were JPM Equity Index, the Core Bond SMA, and JPM High Yield Bond. The largest detractors were JPM Small Cap Value, the JPM Emerging Economies Fund, and JPM Small Cap Equity.
Since inception, the strongest contributors have been the JPMorgan Equity Index, Core Bond SMA and JPM High Yield Bond. The largest detractors have been the JPMorgan Commodities Strategy, JPM Small Cap Value, and JPM Small Cap Equity.
The Fund uses futures for cash management, risk mitigation, and to implement tactical asset allocation views. Futures are currently used to express underweights to international developed sovereign debt and Japanese equities, and to gain exposure to mid-cap U.S. equities, and EAFE equities.
Portfolio Managers:
J.P. Morgan Investment Management, Inc.:	Michael Feser
Jeffrey Geller
Silvia Trillo
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Retirement Income Fund Standard Class shares on December 31, 2009. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,930. For comparison, look at how the S&P Target Date Retirement Income Index did over the same period. The same $10,000 investment would have increased to $17,078. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 13.93%
Five Years	+ 4.60%
Ten Years	+ 6.01%
Service Class Shares
One Year	+ 13.64%
Five Years	+ 4.34%
Ten Years	+ 5.75%
1. The S&P Target Date® Retirement Income Index consists of 11 multi-asset class indices, each corresponding to a particular target retirement date.

LVIP JPMorgan Retirement Income Fund–1

LVIP JPMorgan Retirement Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,041.60	0.47%	$2.42
Service Class Shares	1,000.00	1,040.30	0.72%	3.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.47%	$2.40
Service Class Shares	1,000.00	1,021.60	0.72%	3.67

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP JPMorgan Retirement Income Fund–2

LVIP JPMorgan Retirement Income Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	62.81%
Equity Funds	18.05%
Fixed Income Funds	25.19%
International Equity Funds	10.33%
Money Market Funds	9.24%
Agency Collateralized Mortgage Obligations	4.78%
Agency Commercial Mortgage-Backed Securities	2.00%
Agency Mortgage-Backed Securities	2.46%
Agency Obligation	0.18%
Corporate Bonds	9.12%
Advertising	0.03%
Aerospace & Defense	0.16%
Agriculture	0.07%
Airlines	0.03%
Auto Manufacturers	0.23%
Banks	2.20%
Beverages	0.18%
Building Materials	0.03%
Chemicals	0.10%
Computers	0.25%
Diversified Financial Services	0.36%
Electric	0.61%
Electronics	0.08%
Food	0.09%
Gas	0.15%
Health Care Products	0.08%
Health Care Services	0.11%
Insurance	0.46%
Machinery Diversified	0.02%
Media	0.31%
Miscellaneous Manufacturing	0.17%
Oil & Gas	0.43%
Oil & Gas Services	0.13%
Pharmaceuticals	0.47%
Pipelines	0.43%
Real Estate Investment Trusts	0.70%
Retail	0.33%
Semiconductors	0.05%
Software	0.30%
Telecommunications	0.35%
Transportation	0.11%
Trucking & Leasing	0.10%
Non-Agency Asset-Backed Securities	3.98%
Non-Agency Collateralized Mortgage Obligations	0.36%
Security Type/Sector	Percentage of Net Assets
Non-Agency Commercial Mortgage-Backed Securities	3.87%
U.S. Treasury Obligations	9.60%
Total Investments	99.16%
Receivables and Other Assets Net of Liabilities	0.84%
Net Assets	100.00%

LVIP JPMorgan Retirement Income Fund–3

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–62.81%
Equity Funds–18.05%
✧JPMorgan Equity Index Fund	723,424	$ 35,592,460
✧JPMorgan Realty Income Fund	313,770	4,521,431
✧JPMorgan Small Cap Equity Fund	21,886	1,312,689
✧JPMorgan Small Cap Growth Fund	34,973	717,297
✧JPMorgan Small Cap Value Fund	42,819	1,098,308
		43,242,185
Fixed Income Funds–25.19%
iShares TIPS Bond ETF	49,020	5,714,261
✧JPMorgan Floating Rate Income Fund	1,725,841	15,705,151
✧JPMorgan High Yield Fund	3,670,431	26,684,032
✧JPMorgan Inflation Managed Bond Fund	1,185,532	12,246,548
		60,349,992
International Equity Funds–10.33%
✧JPMorgan Emerging Markets Equity Fund	238,207	7,782,209
✧JPMorgan International Advantage Fund	126,291	2,549,825
✧JPMorgan International Equity Fund	470,670	8,429,702
✧JPMorgan International Research Enhanced Equity Fund	325,606	5,984,630
		24,746,366
Money Market Funds–9.24%
JPMorgan Prime Money Market Fund - IM Shares (seven-day effective yield 1.77%)	19,829,227	19,835,176
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	2,314,798	2,314,798
		22,149,974
Total Investment Companies (Cost $140,478,137)		150,488,517

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–4.78%
Fannie Mae REMICs
Series 1991-141 PZ 8.00% 10/25/21	42,889	44,475
Series 2009-100 PN 5.00% 11/25/39	342,090	361,066
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
Series 2011-112 PB 4.00% 11/25/41	860,000	$ 915,289
Series 2011-52 KB 5.50% 6/25/41	650,000	746,762
Series 2011-55 BZ 3.50% 6/25/41	425,197	453,485
•Series 2011-86 NF 2.34% (LIBOR01M + 0.55%) 9/25/41	186,888	188,156
*•Series 2012-122 SD 4.31% (6.10% minus LIBOR01M) 11/25/42	204,642	35,163
Series 2012-14 Z 4.00% 3/25/42	799,850	841,121
Series 2012-54 WG 3.50% 1/25/41	159,975	164,216
*Series 2012-98 MI 3.00% 8/25/31	157,079	11,333
*Series 2013-55 AI 3.00% 6/25/33	222,951	26,226
•Series 2013-57 FN 2.14% (LIBOR01M + 0.35%) 6/25/43	104,010	103,156
*Series 2013-7 EI 3.00% 10/25/40	92,658	7,732
Series 2014-19 Z 4.50% 4/25/44	576,134	656,539
Series 2015-40 GZ 3.50% 5/25/45	79,813	81,737
Series 2015-89 AZ 3.50% 12/25/45	27,681	28,538
*•Series 2015-95 SH 4.21% (6.00% minus LIBOR01M) 1/25/46	170,893	32,735
*Series 2016-50 IB 3.00% 2/25/46	73,511	9,013
*•Series 2016-55 SK 4.21% (6.00% minus LIBOR01M) 8/25/46	140,896	28,751
*•Series 2016-62 SA 4.21% (6.00% minus LIBOR01M) 9/25/46	283,520	58,800
*•Series 2016-74 GS 4.21% (6.00% minus LIBOR01M) 10/25/46	68,698	14,075
*Series 2017-12 JI 3.50% 5/25/40	64,958	5,399
♦Series T-58 2A 6.50% 9/25/43	49,473	55,742
Fannie Mae REMICs REMIC Series 2019-65 PA 2.50% 5/25/48	674,409	676,375
Freddie Mac REMICs
Series 2893 PE 5.00% 11/15/34	152,147	166,939
LVIP JPMorgan Retirement Income Fund–4

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 3737 GA 3.00% 11/15/37	99,337	$ 99,709
Series 3843 PZ 5.00% 4/15/41	924,601	1,064,090
Series 3893 PU 4.00% 7/15/41	750,000	806,546
Series 3939 BZ 4.50% 6/15/41	799,168	840,190
•Series 3984 DF 2.29% (LIBOR01M + 0.55%) 1/15/42	176,307	175,404
Series 4065 DE 3.00% 6/15/32	40,000	41,182
*Series 4109 AI 3.00% 7/15/31	291,812	20,232
*Series 4161 IM 3.50% 2/15/43	48,566	8,445
*Series 4181 DI 2.50% 3/15/33	86,829	8,320
*•Series 4184 GS 4.38% (6.12% minus LIBOR01M) 3/15/43	145,889	30,429
Series 4219 AB 3.50% 1/15/43	359,305	373,333
•Series 4286 VF 2.19% (LIBOR01M + 0.45%) 12/15/43	130,505	130,684
*Series 4342 CI 3.00% 11/15/33	51,924	4,435
Series 4457 KZ 3.00% 4/15/45	128,808	126,424
*•Series 4494 SA 4.44% (6.18% minus LIBOR01M) 7/15/45	50,516	9,708
*Series 4543 HI 3.00% 4/15/44	74,860	8,205
*•Series 4594 SG 4.26% (6.00% minus LIBOR01M) 6/15/46	409,515	83,837
Series 4614 HB 2.50% 9/15/46	101,000	96,076
*•Series 4618 SA 4.26% (6.00% minus LIBOR01M) 9/15/46	88,698	18,061
Series 4623 LZ 2.50% 10/15/46	94,160	89,396
Series 4623 MW 2.50% 10/15/46	105,000	103,332
*Series 4625 BI 3.50% 6/15/46	253,843	35,209
*•Series 4631 GS 4.26% (6.00% minus LIBOR01M) 11/15/46	278,053	50,043
*•Series 4648 SA 4.26% (6.00% minus LIBOR01M) 1/15/47	192,121	34,900
*•Freddie Mac Strips
Series 267 S5 4.26% (6.00% minus LIBOR01M) 8/15/42	170,049	26,761
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
*•Freddie Mac Strips (continued)
Series 299 S1 4.26% (6.00% minus LIBOR01M) 1/15/43	131,139	$ 20,847
Series 326 S2 4.21% (5.95% minus LIBOR01M) 3/15/44	93,361	16,342
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 4.64% (LIBOR01M + 2.85%) 4/25/28	133,313	134,613
Series 2015-HQA1 M2 4.44% (LIBOR01M + 2.65%) 3/25/28	12,478	12,498
Series 2016-DNA3 M2 3.79% (LIBOR01M + 2.00%) 12/25/28	33,866	33,915
Series 2016-DNA4 M2 3.09% (LIBOR01M + 1.30%) 3/25/29	213,629	214,048
Series 2016-HQA2 M2 4.04% (LIBOR01M + 2.25%) 11/25/28	65,304	65,548
GNMA
Series 2012-136 MX 2.00% 11/20/42	40,000	37,258
Series 2013-113 AZ 3.00% 8/20/43	299,823	292,718
Series 2013-113 LY 3.00% 5/20/43	29,000	29,847
*Series 2015-142 AI 4.00% 2/20/44	35,145	2,393
Series 2015-64 GZ 2.00% 5/20/45	112,879	96,245
*Series 2015-74 CI 3.00% 10/16/39	131,327	10,299
*•Series 2016-108 SK 4.29% (6.05% minus LIBOR01M) 8/20/46	230,934	45,328
Series 2016-111 PB 2.50% 8/20/46	97,000	93,654
*Series 2016-116 GI 3.50% 11/20/44	262,288	33,022
*Series 2016-118 DI 3.50% 3/20/43	285,629	30,480
*•Series 2016-120 AS 4.34% (6.10% minus LIBOR01M) 9/20/46	238,005	53,706
*•Series 2016-120 NS 4.34% (6.10% minus LIBOR01M) 9/20/46	322,749	65,419
*•Series 2016-121 JS 4.34% (6.10% minus LIBOR01M) 9/20/46	231,868	44,815
Series 2016-134 MW 3.00% 10/20/46	16,000	15,576

LVIP JPMorgan Retirement Income Fund–5

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
Series 2016-156 PB 2.00% 11/20/46	61,000	$ 55,347
*Series 2016-160 GI 3.50% 11/20/46	188,220	33,471
*Series 2016-163 MI 3.50% 11/20/46	103,528	4,685
*Series 2016-163 XI 3.00% 10/20/46	186,763	14,341
Total Agency Collateralized Mortgage Obligations (Cost $11,494,198)		11,454,189
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.00%
Fannie Mae-Aces
Series 2017-M11 A2 2.98% 8/25/29	275,000	281,823
•Series 2017-M8 A2 3.06% 5/25/27	555,000	579,719
Freddie Mac Multifamily Structured Pass Through Certificates
♦Series K066 A2 3.12% 6/25/27	340,000	357,456
♦Series K067 A2 3.19% 7/25/27	637,000	673,089
♦Series K719 A1 2.53% 12/25/21	34,281	34,391
♦Series K725 A2 3.00% 1/25/24	185,000	191,055
♦•Series K731 AM 3.60% 2/25/25	1,200,000	1,262,659
♦•Series KS03 A4 3.16% 5/25/25	150,000	155,985
•FREMF Mortgage Trust
Series 2011-K10 B 4.62% 11/25/49	60,000	60,970
Series 2011-K12 B 4.34% 1/25/46	115,000	116,961
Series 2011-K14 B 5.18% 2/25/47	70,000	72,286
Series 2011-K15 B 4.96% 8/25/44	15,000	15,542
Series 2012-K18 B 4.25% 1/25/45	85,000	88,027
Series 2012-K22 B 3.69% 8/25/45	150,000	154,812
Series 2013-K29 C 3.48% 5/25/46	295,000	301,419
Series 2013-K32 B 3.54% 10/25/46	110,000	112,820
Series 2013-K33 B 3.50% 8/25/46	120,000	124,336
Series 2013-K713 B 3.17% 4/25/46	50,000	49,960
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•FREMF Mortgage Trust (continued)
Series 2013-K713 C 3.17% 4/25/46	165,000	$ 164,987
Total Agency Commercial Mortgage-Backed Securities (Cost $4,696,970)		4,798,297
AGENCY MORTGAGE-BACKED SECURITIES–2.46%
Fannie Mae
2.53% 7/1/26	135,616	137,245
2.60% 9/1/28	298,747	303,372
2.64% 2/1/23	450,000	457,261
3.16% 12/1/26	493,235	517,767
3.17% 1/1/27	295,964	309,736
3.20% 9/1/27	504,856	529,709
3.77% 12/1/25	669,460	721,934
•Fannie Mae ARM
2.88% (LIBOR12M + 1.60%) 7/1/45	29,061	29,474
3.19% (LIBOR12M + 1.53%) 3/1/44	83,048	84,733
4.47% (LIBOR12M + 1.83%) 8/1/35	765	804
Fannie Mae S.F. 15 yr 5.00% 7/1/20	2,202	2,274
Fannie Mae S.F. 30 yr
4.00% 7/1/45	372,186	398,569
5.50% 11/1/34	3,421	3,807
5.50% 4/1/37	78,220	87,794
5.50% 8/1/37	13,254	14,911
5.50% 3/1/38	15,240	17,112
5.50% 6/1/39	32,380	36,248
5.50% 7/1/40	34,640	38,890
5.50% 5/1/44	790,590	887,822
6.00% 9/1/36	17,231	19,837
6.00% 12/1/36	3,563	4,058
6.00% 6/1/37	2,035	2,334
6.00% 9/1/38	10,830	12,425
6.00% 11/1/38	8,420	9,655
6.00% 10/1/39	123,528	141,705
6.00% 11/1/40	5,685	6,520
7.50% 6/1/31	4,472	5,273
•Freddie Mac ARM
2.60% (LIBOR12M + 1.63%) 10/1/46	117,677	118,334
2.92% (LIBOR12M + 1.63%) 10/1/45	55,971	56,760
3.12% (LIBOR12M + 1.62%) 3/1/46	77,731	79,125
Freddie Mac S.F. 30 yr
4.00% 4/1/45	233,193	247,212
5.00% 6/1/36	65,416	72,157
5.50% 3/1/34	4,528	5,094
5.50% 12/1/34	4,228	4,759

LVIP JPMorgan Retirement Income Fund–6

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.50% 12/1/35	4,145	$ 4,667
5.50% 8/1/40	9,387	10,520
5.50% 6/1/41	45,260	50,520
6.00% 2/1/36	8,551	9,815
6.00% 3/1/36	12,450	14,289
6.00% 8/1/38	13,052	14,982
6.00% 5/1/40	21,328	24,466
6.50% 4/1/39	21,271	24,501
7.00% 11/1/33	729	852
GNMA I S.F. 30 yr
5.50% 2/15/41	30,654	34,390
7.00% 12/15/34	40,771	46,896
GNMA II S.F. 30 yr
5.50% 5/20/37	17,525	19,576
5.50% 4/20/40	12,251	13,564
6.00% 2/20/39	19,509	21,791
6.00% 10/20/39	70,130	79,152
6.00% 2/20/40	73,176	82,959
6.00% 4/20/46	24,267	26,739
6.50% 10/20/39	34,059	38,211
Total Agency Mortgage-Backed Securities (Cost $5,782,552)		5,882,600
AGENCY OBLIGATION–0.18%
Federal National Mortgage Association 3.88% 12/1/28	395,000	434,549
Total Agency Obligation (Cost $396,469)		434,549
CORPORATE BONDS–9.12%
Advertising–0.03%
Omnicom Group 3.65% 11/1/24	60,000	63,363
		63,363
Aerospace & Defense–0.16%
Boeing 3.95% 8/1/59	40,000	42,563
L3Harris Technologies 3.85% 12/15/26	80,000	85,757
United Technologies 6.13% 7/15/38	175,000	242,636
		370,956
Agriculture–0.07%
Reynolds American
4.45% 6/12/25	70,000	75,309
5.85% 8/15/45	80,000	91,576
		166,885
Airlines–0.03%
♦American Airlines Pass Through Trust 3.38% 11/1/28	62,201	64,478
		64,478
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers–0.23%
Daimler Finance North America 3.45% 1/6/27	215,000	$ 223,099
General Motors 6.75% 4/1/46	100,000	117,378
General Motors Financial 5.25% 3/1/26	180,000	199,753
		540,230
Banks–2.20%
Bank of America
μ2.46% 10/22/25	220,000	221,264
μ3.12% 1/20/23	180,000	183,545
4.18% 11/25/27	275,000	297,870
μ4.44% 1/20/48	240,000	291,252
Bank of Nova Scotia 3.40% 2/11/24	125,000	130,879
Citigroup
3.20% 10/21/26	49,000	50,788
μ3.35% 4/24/25	115,000	119,601
8.13% 7/15/39	150,000	250,702
Citizens Financial Group 4.30% 12/3/25	160,000	171,782
Cooperatieve Rabobank 3.75% 7/21/26	250,000	260,198
Credit Suisse Group 4.28% 1/9/28	250,000	271,731
Fifth Third Bancorp 3.65% 1/25/24	50,000	52,685
Goldman Sachs Group
3.85% 1/26/27	320,000	340,327
5.15% 5/22/45	200,000	245,166
HSBC Holdings 4.88% 1/14/22	150,000	158,321
Lloyds Banking Group 3.00% 1/11/22	200,000	203,145
Mitsubishi UFJ Financial Group 3.76% 7/26/23	255,000	268,451
Morgan Stanley
3.95% 4/23/27	265,000	284,009
4.00% 7/23/25	340,000	367,632
Santander UK Group Holdings 3.57% 1/10/23	200,000	204,687
US Bancorp 3.10% 4/27/26	240,000	249,598
Wells Fargo & Co.
3.07% 1/24/23	180,000	183,696
4.75% 12/7/46	175,000	209,526
Westpac Banking 2.35% 2/19/25	260,000	260,384
		5,277,239
Beverages–0.18%
Anheuser-Busch InBev Worldwide
4.70% 2/1/36	260,000	299,871
4.95% 1/15/42	105,000	123,962
		423,833

LVIP JPMorgan Retirement Income Fund–7

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials–0.03%
Martin Marietta Materials 3.50% 12/15/27	75,000	$ 77,785
		77,785
Chemicals–0.10%
Celanese US Holdings 3.50% 5/8/24	5,000	5,166
Mosaic 4.25% 11/15/23	70,000	74,626
Nutrien 3.38% 3/15/25	145,000	150,119
		229,911
Computers–0.25%
Apple 3.45% 2/9/45	130,000	136,598
International Business Machines 3.50% 5/15/29	430,000	461,980
		598,578
Diversified Financial Services–0.36%
Air Lease 3.25% 3/1/25	185,000	190,306
Brookfield Finance 4.85% 3/29/29	65,000	74,334
Capital One Financial 3.75% 3/9/27	225,000	239,742
GE Capital International Funding Unlimited 4.42% 11/15/35	200,000	212,955
ORIX
3.25% 12/4/24	30,000	31,255
3.70% 7/18/27	110,000	116,667
		865,259
Electric–0.61%
AEP Texas 3.45% 1/15/50	170,000	169,569
Avangrid 3.80% 6/1/29	85,000	90,077
CenterPoint Energy 2.95% 3/1/30	95,000	93,523
Dominion Energy 3.90% 10/1/25	160,000	171,735
Duke Energy 2.65% 9/1/26	155,000	155,592
Duke Energy Indiana 3.25% 10/1/49	10,000	9,965
Duquesne Light Holdings 3.62% 8/1/27	95,000	96,039
Entergy Texas 4.00% 3/30/29	20,000	22,023
Exelon 3.50% 6/1/22	150,000	153,986
Fortis 3.06% 10/4/26	50,000	51,018
Metropolitan Edison 4.00% 4/15/25	125,000	133,010
Pennsylvania Electric 3.60% 6/1/29	85,000	89,411
Public Service Co. of Colorado 3.20% 3/1/50	145,000	145,230
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Wisconsin Public Service 3.30% 9/1/49	90,000	$ 89,912
		1,471,090
Electronics–0.08%
Amphenol 2.80% 2/15/30	90,000	89,021
Arrow Electronics 3.25% 9/8/24	96,000	98,632
		187,653
Food–0.09%
Conagra Brands 4.60% 11/1/25	25,000	27,592
Kroger 4.45% 2/1/47	170,000	180,335
		207,927
Gas–0.15%
Atmos Energy 4.15% 1/15/43	100,000	111,935
NiSource 3.95% 3/30/48	150,000	157,680
Southern California Gas 4.30% 1/15/49	85,000	96,732
		366,347
Health Care Products–0.08%
Abbott Laboratories 4.90% 11/30/46	145,000	190,246
		190,246
Health Care Services–0.11%
Anthem
3.70% 8/15/21	70,000	71,608
4.10% 3/1/28	55,000	59,691
HCA 4.75% 5/1/23	85,000	91,003
Quest Diagnostics 2.95% 6/30/30	40,000	40,028
		262,330
Insurance–0.46%
Aflac 2.88% 10/15/26	90,000	92,481
American Financial Group 3.50% 8/15/26	95,000	97,775
American International Group 3.88% 1/15/35	45,000	47,682
Athene Global Funding
2.75% 6/25/24	75,000	75,697
3.00% 7/1/22	105,000	106,786
Berkshire Hathaway Finance 4.30% 5/15/43	175,000	201,758
μManulife Financial 4.06% 2/24/32	90,000	93,376
Principal Life Global Funding II 3.00% 4/18/26	140,000	144,633
μPrudential Financial 5.38% 5/15/45	140,000	151,350

LVIP JPMorgan Retirement Income Fund–8

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Voya Financial 3.13% 7/15/24	90,000	$ 92,763
		1,104,301
Machinery Diversified–0.02%
Roper Technologies 3.80% 12/15/26	55,000	59,057
		59,057
Media–0.31%
Comcast
3.25% 11/1/39	85,000	86,117
3.38% 2/15/25	317,000	334,268
4.50% 1/15/43	115,000	134,836
Discovery Communications 2.95% 3/20/23	41,000	41,761
Fox 4.71% 1/25/29	60,000	68,334
ViacomCBS 4.20% 6/1/29	80,000	87,259
		752,575
Miscellaneous Manufacturing–0.17%
General Electric 6.75% 3/15/32	205,000	262,953
Parker-Hannifin 3.30% 11/21/24	15,000	15,700
Textron 4.00% 3/15/26	115,000	122,487
		401,140
Oil & Gas–0.43%
Apache 3.63% 2/1/21	17,000	17,171
BP Capital Markets America 3.22% 4/14/24	80,000	83,459
Canadian Natural Resources 3.80% 4/15/24	145,000	153,193
Husky Energy 4.40% 4/15/29	85,000	91,425
Nexen Energy 5.88% 3/10/35	125,000	159,654
Noble Energy 3.25% 10/15/29	80,000	80,569
Petroleos Mexicanos 6.50% 1/23/29	52,000	54,704
Shell International Finance 4.38% 5/11/45	175,000	208,986
Suncor Energy 6.50% 6/15/38	65,000	90,281
Total Capital International 3.46% 2/19/29	85,000	92,033
		1,031,475
Oil & Gas Services–0.13%
Halliburton 3.80% 11/15/25	170,000	181,312
National Oilwell Varco 2.60% 12/1/22	26,000	26,235
Schlumberger Holdings 4.30% 5/1/29	85,000	93,207
		300,754
Pharmaceuticals–0.47%
AbbVie 4.25% 11/21/49	120,000	126,293
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Allergan Finance 3.80% 3/15/25	85,000	$ 89,244
Bristol-Myers Squibb 3.25% 8/15/22	75,000	77,460
Bristol-Myers Squibb 4.13% 6/15/39	155,000	178,452
CVS Health 3.88% 7/20/25	350,000	372,432
Mead Johnson Nutrition 4.13% 11/15/25	80,000	87,359
Shire Acquisitions Investments Ireland
2.88% 9/23/23	110,000	112,013
3.20% 9/23/26	85,000	87,510
		1,130,763
Pipelines–0.43%
APT Pipelines 4.20% 3/23/25	90,000	95,637
Boardwalk Pipelines 4.95% 12/15/24	75,000	81,107
Cameron LNG 3.30% 1/15/35	15,000	15,117
Enbridge 4.25% 12/1/26	90,000	99,014
Energy Transfer Operating 4.25% 3/15/23	155,000	161,806
Enterprise Products Operating 5.10% 2/15/45	185,000	221,240
MPLX 4.13% 3/1/27	135,000	141,657
ONEOK
3.40% 9/1/29	125,000	126,836
5.20% 7/15/48	45,000	50,922
Sunoco Logistics Partners Operations 5.35% 5/15/45	45,000	48,270
		1,041,606
Real Estate Investment Trusts–0.70%
American Tower
3.80% 8/15/29	65,000	69,396
4.40% 2/15/26	100,000	109,076
AvalonBay Communities 3.20% 1/15/28	75,000	78,221
Boston Properties 3.40% 6/21/29	85,000	88,695
Crown Castle International 5.25% 1/15/23	75,000	81,437
HCP
3.25% 7/15/26	100,000	103,609
3.40% 2/1/25	75,000	78,259
Healthcare Trust of America Holding 3.10% 2/15/30	153,000	151,719
Host Hotels & Resorts
3.75% 10/15/23	45,000	47,047
3.88% 4/1/24	40,000	42,056
Liberty Property L.P. 3.25% 10/1/26	40,000	41,746
Life Storage 4.00% 6/15/29	10,000	10,695
LifeStorage 3.50% 7/1/26	75,000	77,005

LVIP JPMorgan Retirement Income Fund–9

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Mid-America Apartments 3.95% 3/15/29	40,000	$ 43,637
National Retail Properties 3.50% 10/15/27	125,000	130,495
Realty Income
3.88% 7/15/24	35,000	37,315
4.13% 10/15/26	40,000	43,982
Select Income REIT 3.60% 2/1/20	100,000	100,000
SITE Centers 4.25% 2/1/26	75,000	79,087
UDR
3.10% 11/1/34	20,000	19,938
3.20% 1/15/30	50,000	51,067
4.00% 10/1/25	55,000	59,344
VEREIT Operating Partnership 4.60% 2/6/24	35,000	37,789
Welltower 4.25% 4/15/28	90,000	98,601
		1,680,216
Retail–0.33%
Alimentation Couche-Tard 3.55% 7/26/27	85,000	87,333
Dollar General 3.88% 4/15/27	145,000	155,098
Lowe's 2.50% 4/15/26	175,000	176,138
Starbucks 4.45% 8/15/49	175,000	202,342
Walmart 3.25% 7/8/29	160,000	171,486
		792,397
Semiconductors–0.05%
QUALCOMM 4.65% 5/20/35	105,000	124,571
		124,571
Software–0.30%
Fidelity National Information Services 3.75% 5/21/29	10,000	10,933
Microsoft
3.50% 2/12/35	370,000	406,760
4.10% 2/6/37	70,000	82,577
Oracle 4.50% 7/8/44	185,000	219,343
		719,613
Telecommunications–0.35%
AT&T 5.25% 3/1/37	255,000	304,006
Telefonica Emisiones 5.21% 3/8/47	150,000	177,529
Verizon Communications
4.27% 1/15/36	85,000	95,975
5.25% 3/16/37	140,000	175,433
Vodafone Group 5.00% 5/30/38	83,000	95,894
		848,837
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation–0.11%
Burlington Northern Santa Fe 4.70% 9/1/45	135,000	$ 164,208
JB Hunt Transport Services 3.88% 3/1/26	85,000	91,253
		255,461
Trucking & Leasing–0.10%
Aviation Capital Group 4.88% 10/1/25	80,000	86,110
Penske Truck Leasing 4.20% 4/1/27	140,000	149,978
		236,088
Total Corporate Bonds (Cost $20,466,062)		21,842,964
NON-AGENCY ASSET-BACKED SECURITIES–3.98%
AmeriCredit Automobile Receivables Trust 2017-1 Series 2017-1 C 2.71% 8/18/22	395,000	397,364
AmeriCredit Automobile Receivables Trust 2017-2 Series 2017-2 C 2.97% 3/20/23	1,325,000	1,338,188
Capital Auto Receivables Asset Trust Series 2016-3 B 1.89% 5/20/21	277,850	277,753
CarMax Auto Owner Trust
Series 2017-3 B 2.44% 2/15/23	300,000	301,207
Series 2018-2 A3 2.98% 1/17/23	335,000	338,333
CNH Equipment Trust Series 2016-B B 2.20% 10/15/23	575,000	575,066
CPS Auto Receivables Trust Series 2018-B B 3.23% 7/15/22	236,000	236,718
Credit Acceptance Auto Loan Trust Series 2018-1A A 3.01% 2/16/27	250,000	250,927
•Discover Card Execution Note Trust Series 2017-A1 A1 2.23% (LIBOR01M + 0.49%) 7/15/24	185,000	185,947
Drive Auto Receivables Trust
Series 2018-4 C 3.66% 11/15/24	256,000	258,385
Series 2018-5 B 3.68% 7/15/23	1,000,000	1,008,893
Series 2019-1 A3 3.18% 10/17/22	600,000	601,469
Exeter Automobile Receivables Trust Series 2018-2A B 3.27% 5/16/22	105,563	105,742

LVIP JPMorgan Retirement Income Fund–10

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust Series 2018-1A A2 3.22% 1/17/23	193,000	$ 193,818
Flagship Credit Auto Trust
Series 2017-2 B 2.57% 4/15/23	67,796	67,835
Series 2018-2 B 3.56% 5/15/23	625,000	634,112
Ford Credit Auto Owner Trust Series 2016-2 A 2.03% 12/15/27	325,000	324,996
FREED TRUST Series 2018-2 A 3.99% 10/20/25	102,012	102,852
HERO Funding Trust
Series 2016-2A A 3.75% 9/20/41	86,987	88,612
Series 2016-3A A1 3.08% 9/20/42	94,975	95,330
Honda Auto Receivables Owner Trust Series 2018-2 A3 3.01% 5/18/22	626,000	631,755
OnDeck Asset Securitization Trust Series 2018-1A A 3.50% 4/18/22	208,000	208,180
Sofi Consumer Loan Program Trust Series 2018-2 A1 2.93% 4/26/27	7,819	7,822
Synchrony Card Issuance Trust Series 2018-A1 A 3.38% 9/15/24	605,000	618,805
Tidewater Auto Receivables Trust Series 2018-AA A2 3.12% 7/15/22	47,935	47,995
•Towd Point Mortgage Trust
Series 2015-5 A1B 2.75% 5/25/55	42,424	42,389
Series 2015-6 A1B 2.75% 4/25/55	53,129	53,138
Series 2016-1 A1B 2.75% 2/25/55	28,379	28,390
Series 2016-2 A1 3.00% 8/25/55	40,835	41,178
Series 2016-3 A1 2.25% 4/25/56	42,119	42,010
Verizon Owner Trust Series 2016-2A A 1.68% 5/20/21	2,864	2,864
Westgate Resorts
Series 2018-1A A 3.38% 12/20/31	154,952	156,562
Series 2018-1A B 3.58% 12/20/31	200,420	202,482
Westlake Automobile Receivables Trust Series 2018-2A A2A 2.84% 9/15/21	65,192	65,219
Total Non-Agency Asset-Backed Securities (Cost $9,490,816)		9,532,336
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.36%
•JPMorgan Mortgage Trust
Series 2014-2 B1 3.41% 6/25/29	54,411	$ 54,999
Series 2014-2 B2 3.41% 6/25/29	54,411	54,790
Series 2014-IVR6 2A4 2.50% 7/25/44	100,000	99,922
Series 2015-4 B1 3.62% 6/25/45	89,359	91,470
Series 2015-4 B2 3.62% 6/25/45	89,359	90,913
Series 2015-6 B1 3.60% 10/25/45	88,192	89,905
Series 2015-6 B2 3.60% 10/25/45	88,191	89,455
Series 2016-4 B1 3.90% 10/25/46	91,751	97,384
Series 2016-4 B2 3.90% 10/25/46	91,751	94,721
•New Residential Mortgage Loan Trust Series 2016-4A A1 3.75% 11/25/56	52,371	54,253
•Sequoia Mortgage Trust Series 2014-2 A4 3.50% 7/25/44	38,218	38,791
Total Non-Agency Collateralized Mortgage Obligations (Cost $829,446)		856,603
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.87%
•20 Times Square Trust Series 2018-20TS A 3.10% 5/15/35	388,000	393,987
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	200,000	208,806
•Series 2016-CD2 A4 3.53% 11/10/49	105,000	111,601
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	90,000	96,724
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	195,000	205,526
Series 2015-GC27 A5 3.14% 2/10/48	215,000	222,154
Series 2016-P3 A4 3.33% 4/15/49	145,000	151,981
Series 2016-P5 A4 2.94% 10/10/49	130,000	133,470
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	180,000	183,122

LVIP JPMorgan Retirement Income Fund–11

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2013-WWP A2 3.42% 3/10/31	100,000	$ 103,850
Series 2014-CR19 A5 3.80% 8/10/47	100,000	105,975
Series 2014-CR20 AM 3.94% 11/10/47	340,000	356,780
Series 2015-3BP A 3.18% 2/10/35	400,000	412,938
Series 2015-CR23 A4 3.50% 5/10/48	135,000	142,082
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	250,000	260,840
Series 2016-C3 A5 2.89% 8/10/49	160,000	163,408
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.70% 11/10/46	300,000	307,100
GRACE Mortgage Trust
Series 2014-GRCE A 3.37% 6/10/28	1,190,000	1,202,643
Series 2014-GRCE B 3.52% 6/10/28	200,000	201,979
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	105,000	112,037
Series 2017-GS5 A4 3.67% 3/10/50	210,000	224,684
Houston Galleria Mall Trust Series 2015-HGLR A1A2 3.09% 3/5/37	160,000	163,762
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C32 A5 3.60% 11/15/48	225,000	238,299
Series 2015-C33 A4 3.77% 12/15/48	340,000	363,477
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	275,000	284,856
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	130,000	132,226
Series 2015-JP1 A5 3.91% 1/15/49	130,000	139,972
Series 2016-JP2 A4 2.82% 8/15/49	310,000	315,375
Series 2016-JP2 AS 3.06% 8/15/49	210,000	212,021
•Series 2016-JP3 B 3.40% 8/15/49	60,000	60,972
Series 2016-WIKI A 2.80% 10/5/31	75,000	75,474
Series 2016-WIKI B 3.20% 10/5/31	115,000	115,890
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	135,000	$ 142,224
Series 2015-C23 A4 3.72% 7/15/50	440,000	467,149
Series 2015-C26 A5 3.53% 10/15/48	140,000	147,456
Series 2016-C29 A4 3.33% 5/15/49	130,000	135,799
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.62% 9/15/57	250,000	265,335
Series 2016-BNK1 A3 2.65% 8/15/49	205,000	206,636
*•Series 2017-RB1 XA 1.27% 3/15/50	1,458,994	106,983
WF -RBS Commercial Mortgage Trust
Series 2012-C10 A3 2.88% 12/15/45	130,000	132,114
Series 2013-C12 A4 3.20% 3/15/48	260,000	267,066
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $9,221,319)		9,274,773
U.S. TREASURY OBLIGATIONS–9.60%
U.S. Treasury Bonds
2.25% 8/15/46	1,765,000	1,713,095
2.50% 5/15/46	1,115,000	1,136,946
2.88% 8/15/45	1,240,000	1,353,848
3.13% 2/15/43	245,000	277,518
3.88% 8/15/40	1,705,000	2,146,417
U.S. Treasury Notes
1.50% 3/31/23	1,250,000	1,244,642
1.63% 11/15/22	2,000,000	2,000,374
1.63% 5/15/26	1,540,000	1,522,652
1.75% 3/31/22	1,500,000	1,505,058
1.75% 5/15/22	510,000	511,663
∞2.00% 1/31/20	1,480,000	1,480,391
2.00% 5/31/21	700,000	703,738
2.00% 11/15/21	1,500,000	1,511,425
2.38% 5/15/27	835,000	865,086
2.75% 5/31/23	52,000	53,882
2.88% 5/31/25	148,000	156,615
2.88% 5/15/28	750,000	806,740
^United States Treasury Coupon Strip 0.00% 2/15/33	2,425,000	1,810,333
United States Treasury Note 1.75% 10/31/20	2,205,000	2,206,700
Total U.S. Treasury Obligations (Cost $22,314,863)		23,007,123

LVIP JPMorgan Retirement Income Fund–12

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.16% (Cost $225,170,832)	$237,571,951
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.84%	2,022,036
NET ASSETS APPLICABLE TO 19,075,451 SHARES OUTSTANDING–100.00%	$239,593,987
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND STANDARD CLASS ($183,335,719 / 14,594,279 Shares)	$12.562
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND SERVICE CLASS ($56,258,268 / 4,481,172 Shares)	$12.554
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$225,969,263
Distributable earnings/(accumulated loss)	13,624,724
TOTAL NET ASSETS	$239,593,987

✧ Class R-6 shares.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
∞ Fully or partially pledged as collateral for futures contracts.
^ Zero coupon security.
★ Includes $1,210 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $301,252 variation margin due from broker on futures contracts, $143,808 payable for fund shares redeemed, $167 foreign currencies due to custodian, $81,114 other accrued expenses payable and $100,032 due to manager and affiliates as of December 31, 2019.
LVIP JPMorgan Retirement Income Fund–13

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(48)	Australia 10 yr Bonds	$(4,815,402)	$(4,902,610)	3/16/20	$ 87,208	$ —
(25)	Euro-Bund	(4,780,965)	(4,836,392)	3/6/20	55,427	—
(28)	Long Gilt	(4,872,726)	(4,888,291)	3/27/20	15,565	—
49	U.S. Treasury 10 yr Notes	6,292,671	6,320,498	3/20/20	—	(27,827)
					158,200	(27,827)
Equity Contracts:
64	E-mini MSCI EAFE Index	6,516,800	6,463,662	3/20/20	53,138	—
24	E-mini S&P MidCap 400 Index	4,955,520	4,871,039	3/20/20	84,481	—
(32)	Euro STOXX 50 Index	(1,338,502)	(1,341,358)	3/20/20	2,856	—
8	S&P/TSX 60	1,247,422	1,246,985	3/19/20	437	—
10	SPI 200 Index	1,158,414	1,190,707	3/19/20	—	(32,293)
(15)	Topix Index	(2,375,869)	(2,363,111)	3/12/20	—	(12,758)
					140,912	(45,051)
Total Futures Contracts					$299,112	$(72,878)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
BB–Barclays Bank
DB–Deutsche Bank
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
JPM–JPMorgan
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR12M–Intercontinental Exchange London Interbank Offered Rate USD 12 Month
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
RBS–Royal Bank of Scotland
REIT–Real Estate Investment Trust
REMICs–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
SPI–Swiss Performance Index
TIPS–Treasury Inflation-Protected Securities
USD–United States Dollar
WF–Wells Fargo
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–14

LVIP JPMorgan Retirement Income Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 4,820,215
Interest	2,627,416
7,447,631
EXPENSES:
Management fees	1,767,749
Distribution fees-Service Class	124,412
Accounting and administration expenses	81,944
Shareholder servicing fees	68,353
Professional fees	48,936
Reports and statements to shareholders	42,288
Pricing fees	26,535
Custodian fees	16,657
Trustees’ fees and expenses	6,953
Consulting fees	1,881
Other	9,563
2,195,271
Less:
Management fees waived	(842,772)
Expenses reimbursed	(114,551)
Total operating expenses	1,237,948
NET INVESTMENT INCOME	6,209,683
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	1,017,178
Distributions from investment companies	811,043
Foreign currencies	37
Futures contracts	660,884
Net realized gain	2,489,142
Net change in unrealized appreciation (depreciation) of:
Investments	21,561,057
Foreign currencies	(5,553)
Futures contracts	131,674
Net change in unrealized appreciation (depreciation)	21,687,178
NET REALIZED AND UNREALIZED GAIN	24,176,320
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,386,003
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,209,683	$ 5,622,408
Net realized gain (loss)	2,489,142	(255,596)
Net change in unrealized appreciation (depreciation)	21,687,178	(16,505,681)
Net increase (decrease) in net assets resulting from operations	30,386,003	(11,138,869)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,592,542)	(31,978,908)
Service Class	(1,579,317)	(7,192,797)
	(7,171,859)	(39,171,705)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,991,702	3,034,975
Service Class	18,516,424	6,910,507
Reinvestment of dividends and distributions:
Standard Class	5,592,542	31,978,908
Service Class	1,579,317	7,192,797
	29,679,985	49,117,187
Cost of shares redeemed:
Standard Class	(27,413,421)	(34,583,085)
Service Class	(11,393,950)	(6,541,224)
	(38,807,371)	(41,124,309)
Increase (decrease) in net assets derived from capital share transactions	(9,127,386)	7,992,878
NET INCREASE (DECREASE) IN NET ASSETS	14,086,758	(42,317,696)
NET ASSETS:
Beginning of year	225,507,229	267,824,925
End of year	$239,593,987	$225,507,229
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–15

LVIP JPMorgan Retirement Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17 [1]	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.370	$ 14.163	$ 13.548	$ 13.751	$ 14.896
Income (loss) from investment operations:
Net investment income[2]	0.330	0.310	0.316	0.297	0.348
Net realized and unrealized gain (loss)	1.254	(0.862)	1.162	0.353	(0.491)
Total from investment operations	1.584	(0.552)	1.478	0.650	(0.143)
Less dividends and distributions from:
Net investment income	(0.392)	(0.349)	(0.359)	(0.352)	(0.402)
Net realized gain	—	(1.892)	(0.504)	(0.501)	(0.600)
Total dividends and distributions	(0.392)	(2.241)	(0.863)	(0.853)	(1.002)
Net asset value, end of period	$ 12.562	$ 11.370	$ 14.163	$ 13.548	$ 13.751
Total return[3]	13.93%	(4.53%)	10.96%	4.71%	(0.94%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$183,336	$182,539	$223,079	$226,619	$247,317
Ratio of expenses to average net assets[4]	0.47%	0.46%	0.54%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.88%	0.87%	0.89%	0.88%	0.88%
Ratio of net investment income to average net assets	2.69%	2.31%	2.22%	2.13%	2.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.28%	1.90%	1.87%	1.97%	2.18%
Portfolio turnover	35%	44%	192%	161%	140%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–16

LVIP JPMorgan Retirement Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17 [1]	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.367	$ 14.161	$ 13.548	$ 13.751	$ 14.895
Income (loss) from investment operations:
Net investment income[2]	0.300	0.275	0.281	0.262	0.310
Net realized and unrealized gain (loss)	1.250	(0.859)	1.159	0.353	(0.489)
Total from investment operations	1.550	(0.584)	1.440	0.615	(0.179)
Less dividends and distributions from:
Net investment income	(0.363)	(0.318)	(0.323)	(0.317)	(0.365)
Net realized gain	—	(1.892)	(0.504)	(0.501)	(0.600)
Total dividends and distributions	(0.363)	(2.210)	(0.827)	(0.818)	(0.965)
Net asset value, end of period	$ 12.554	$ 11.367	$ 14.161	$ 13.548	$ 13.751
Total return[3]	13.64%	(4.76%)	10.68%	4.45%	(1.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 56,258	$ 42,968	$ 44,746	$41,617	$ 43,968
Ratio of expenses to average net assets[4]	0.72%	0.71%	0.79%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.13%	1.12%	1.14%	1.13%	1.13%
Ratio of net investment income to average net assets	2.44%	2.06%	1.97%	1.88%	2.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.03%	1.65%	1.62%	1.72%	1.93%
Portfolio turnover	35%	44%	192%	161%	140%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–17

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Retirement Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests a substantial portion of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), advised by J.P. Morgan or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may also invest in individual securities. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek to provide current income and some capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP JPMorgan Retirement Income Fund–18

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2019, the waiver amount is 0.354% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2019, the waiver amount was 0.365% of the Fund’s average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.
Effective May 1, 2019, LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.476% of the Fund’s average daily net assets for the Standard Class and 0.726% for the Service Class. The waiver and/or reimbursemenet is acrrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2019, LIAC had contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.465% the Fund’s average daily net assets for the Standard Class and 0.715% for the Service Class.
LVIP JPMorgan Retirement Income Fund–19

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 72,128	$ 72,128
J.P. Morgan Investment Management, Inc. (“JPM”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPM a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$13,437
Legal	2,661
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $36,466 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 1,210
Management fees payable to LIAC	80,244
Distribution fees payable to LFD	11,850
Printing and mailing fees payable to Lincoln Life	2,061
Shareholder servicing fees payable to Lincoln Life	5,877
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP JPMorgan Retirement Income Fund–20

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$74,460,236
Purchases of U.S. government securities	6,726,894
Sales other than U.S. government securities	83,410,433
Sales of U.S. government securities	11,287,138
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$225,499,617
Aggregate unrealized appreciation of investments and derivatives	$ 13,488,562
Aggregate unrealized depreciation of investments and derivatives	(1,373,634)
Net unrealized appreciation of investments and derivatives	$ 12,114,928
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP JPMorgan Retirement Income Fund–21

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$11,454,189	$—	$ 11,454,189
Agency Commercial Mortgage-Backed Securities	—	4,798,297	—	4,798,297
Agency Mortgage-Backed Securities	—	5,882,600	—	5,882,600
Agency Obligation	—	434,549	—	434,549
Corporate Bonds	—	21,842,964	—	21,842,964
Non-Agency Asset-Backed Securities	—	9,532,336	—	9,532,336
Non-Agency Collateralized Mortgage Obligations	—	856,603	—	856,603
Non-Agency Commercial Mortgage-Backed Securities	—	9,274,773	—	9,274,773
U.S. Treasury Obligations	—	23,007,123	—	23,007,123
Investment Companies	150,488,517	—	—	150,488,517
Total Investments	$150,488,517	$87,083,434	$—	$237,571,951
Derivatives:

Assets:
Futures Contracts	$299,112	$—	$—	$299,112
Liabilities:
Futures Contracts	$ (72,878)	$—	$—	$ (72,878)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle loss deferrals and tax treatment of market discount and premium on debt instruments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$7,171,858	$6,509,196
Long-term capital gains	—	32,662,509
Total	$7,171,858	$39,171,705
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 102,791
Undistributed long-term capital gains	1,423,839
Other temporary differences	(18,128)
Net unrealized appreciation	12,116,222
Distributable earnings/(accumulated loss)	$13,624,724
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2019, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2019, the Fund utilized $693,346 of capital loss carryforwards.
LVIP JPMorgan Retirement Income Fund–22

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	325,236	224,462
Service Class	1,501,895	531,294
Shares reinvested:
Standard Class	444,580	2,644,995
Service Class	125,646	595,613
	2,397,357	3,996,364
Shares redeemed:
Standard Class	(2,229,307)	(2,566,381)
Service Class	(926,465)	(506,610)
	(3,155,772)	(3,072,991)
Net increase (decrease)	(758,415)	923,373
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2019, the Fund pledged securities with a value of $1,118,296 as collateral for futures contracts.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$140,912	Receivables and other assets net of liabilities	$(45,051)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	158,200	Receivables and other assets net of liabilities	(27,827)
Total		$299,112		$(72,878)
LVIP JPMorgan Retirement Income Fund–23

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$440,001	$223,187
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	220,883	(91,513)
Total		$660,884	$131,674
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$10,213,952	$5,033,191
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
LVIP JPMorgan Retirement Income Fund–24

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Retirement Income Fund–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Retirement Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Retirement Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP JPMorgan Retirement Income Fund–26

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board
LVIP JPMorgan Retirement Income Fund–27

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the LVIP JPMorgan Retirement Income Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP JPMorgan Retirement Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the S&P Target Date Retirement Income Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods and above the return of the benchmark index and below the return of the Morningstar peer group median for the three-year period. The Board considered that the Fund’s investment strategy and benchmark changed and that JP Morgan became subadviser effective May 1, 2017. The Board noted LIAC’s statement that the Fund’s overweight in emerging markets and lower equity exposure relative to its peers and the benchmark index detracted from performance. The Board also noted LIAC’s view that it believes that the Fund’s construction is appropriate and that the Fund has the potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by JP Morgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund and fees for a similar fund advised by JP Morgan. The Board considered that JP Morgan received a management fee from the underlying funds managed by JP Morgan, that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JP Morgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees and management fees from the underlying funds.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Retirement Income Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP JPMorgan Retirement Income Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP JPMorgan Retirement Income Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP JPMorgan Retirement Income Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Retirement Income Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Retirement Income Fund–33

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
SSGA Funds Management, Inc.
The Fund returned 16.16% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell Midcap® Value Index1, returned 27.06%.
After a sharp sell-off in Q4 2018, the market bounced back in Q1 2019 given strong corporate profits, particularly among cyclical sectors. In spite of market gains, the three month and ten-year yield curve experienced a formal inversion at the end of the quarter, leading to investor concern since yield curve inversions have often historically predated recessions. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a still generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the Federal Reserve’s (the “Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. manufacturing PMI numbers, led to an increasingly risk-off sentiment. But despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value. From there, the S&P 500® Index2 posted solid gains throughout Q4 2019, largely driven by the strength of the consumer. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One” trade deal, easing concern surrounding the most extreme trade war scenarios. The Fed also cut the fed funds rate by 25 basis points in Q4 2019, helping the U.S. stock market move higher with more accommodative policies.
Two stock-specific detractors from performance for the year were Cabot Oil & Gas (COG) & EQT Corp (EQT). The macroeconomic environment was particularly difficult for natural gas producers as supply is elevated while demand remains low against the backdrop of mild weather, which has depressed share prices for both COG and EQT.
On a stock specific basis, CDW Corp (CDW) and WEC Energy (WEC) were the top contributors to performance. Broad based strength across all end markets led to better than expected earnings, sending shares of CDW higher. CDW also caught an external tailwind when it was added to the S&P 500® Index during the third quarter. A low rate environment has continued to encourage demand for the utilities sector. Given this backdrop, WEC led the way by posting strong quarterly earnings while also raising forward looking guidance. Since the interest rate outlook is exceedingly murky, we think high quality regulated utilities such as WEC, with its strong management team and stable, predictable earnings growth pattern, merits a spot in the Fund.
Stock selection in financials and health care contributed to Fund performance, while stock selection in consumer staples and real estate detracted from Fund results.
For the period, the Fund held a minor position in futures to equitize an excess cash position and stay fully invested. Futures positions do not have a significant impact on the Fund’s performance.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture from market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Mike Hoppe
Alex Zeng
J.P. Morgan Investment Management, Inc.:	Jason Alonzo
Wonseok Choi
Akash Gupta
Lindsey Houghton
Andrew Stern
Phillip D. Hart
Lawrence Playford
Jonathan Tse
Jonathan K. L. Simon
SSGA Funds Management, Inc.:	Timothy Furbush
Philip Lee
Michael Martel
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–1

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,321. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $32,225. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 16.16%
Five Years	+ 3.59%
Ten Years	+ 8.36%
Service Class Shares
One Year	+ 15.87%
Five Years	+ 3.33%
Ten Years	+ 8.09%
1 The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–2

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,054.90	0.78%	$4.04
Service Class Shares	1,000.00	1,053.50	1.03%	5.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.78%	$3.97
Service Class Shares	1,000.00	1,020.10	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–3

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.07%
Aerospace & Defense	0.85%
Air Freight & Logistics	0.04%
Airlines	0.24%
Auto Components	0.56%
Automobiles	0.05%
Banks	8.08%
Beverages	0.88%
Biotechnology	0.92%
Building Products	0.58%
Capital Markets	4.29%
Chemicals	1.49%
Commercial Services & Supplies	0.03%
Communications Equipment	0.51%
Construction & Engineering	0.34%
Construction Materials	0.66%
Consumer Finance	0.46%
Containers & Packaging	2.12%
Distributors	0.58%
Diversified Consumer Services	0.03%
Diversified Financial Services	0.18%
Diversified Telecommunication Services	0.43%
Electric Utilities	3.56%
Electrical Equipment	1.86%
Electronic Equipment, Instruments & Components	3.04%
Energy Equipment & Services	0.02%
Entertainment	0.24%
Equity Real Estate Investment Trusts	10.23%
Food & Staples Retailing	0.75%
Food Products	1.23%
Gas Utilities	0.64%
Health Care Equipment & Supplies	1.47%
Health Care Providers & Services	4.60%
Hotels, Restaurants & Leisure	1.38%
Household Durables	1.69%
Household Products	0.77%
Independent Power and Renewable Electricity Producers	1.02%
Industrial Conglomerates	0.57%
Insurance	6.38%
Interactive Media & Services	0.07%
Internet & Direct Marketing Retail	0.86%
IT Services	1.87%
Leisure Products	0.01%
Life Sciences Tools & Services	0.20%
Machinery	3.48%
Security Type/Sector	Percentage of Net Assets
Media	3.17%
Metals & Mining	0.20%
Multiline Retail	1.01%
Multi-Utilities	3.85%
Oil, Gas & Consumable Fuels	5.33%
Paper & Forest Products	0.06%
Personal Products	0.33%
Pharmaceuticals	0.87%
Professional Services	0.45%
Real Estate Management & Development	1.15%
Road & Rail	0.15%
Semiconductors & Semiconductor Equipment	1.42%
Software	1.10%
Specialty Retail	3.22%
Technology Hardware, Storage & Peripherals	0.52%
Textiles, Apparel & Luxury Goods	1.28%
Thrifts & Mortgage Finance	0.01%
Tobacco	0.16%
Trading Companies & Distributors	0.53%
Rights	0.00%
Money Market Fund	5.59%
Total Investments	99.66%
Receivables and Other Assets Net of Liabilities	0.34%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Xcel Energy	1.43%
WEC Energy Group	1.39%
CMS Energy	1.36%
Ameriprise Financial	1.33%
Loews	1.25%
M&T Bank	1.24%
Williams	1.17%
Diamondback Energy	1.15%
Zimmer Biomet Holdings	1.15%
AutoZone	1.13%
Total	12.60%

IT–Information Technology

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–4

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–94.07%
Aerospace & Defense–0.85%
Curtiss-Wright	8,650	$ 1,218,699
HEICO Class A	8,400	752,052
Huntington Ingalls Industries	1,710	429,005
L3Harris Technologies	6,450	1,276,261
Northrop Grumman	3,790	1,303,646
Spirit AeroSystems Holdings Class A	3,980	290,062
†Teledyne Technologies	475	164,607
United Technologies	2,370	354,931
		5,789,263
Air Freight & Logistics–0.04%
†XPO Logistics	3,600	286,920
		286,920
Airlines–0.24%
Alaska Air Group	1,400	94,850
Delta Air Lines	11,640	680,707
†United Airlines Holdings	9,380	826,284
		1,601,841
Auto Components–0.56%
BorgWarner	80,258	3,481,592
Lear	2,170	297,724
		3,779,316
Automobiles–0.05%
General Motors	9,960	364,536
		364,536
Banks–8.08%
Bank of America	116,500	4,103,130
CIT Group	8,730	398,350
Citigroup	41,740	3,334,609
Citizens Financial Group	143,033	5,808,570
Comerica	22,828	1,637,909
East West Bancorp	3,200	155,840
Fifth Third Bancorp	232,092	7,134,508
First Horizon National	25,000	414,000
First Republic Bank	41,333	4,854,561
Huntington Bancshares	240,782	3,630,993
KeyCorp	13,200	267,168
M&T Bank	49,773	8,448,967
Popular	32,320	1,898,800
Regions Financial	63,980	1,097,897
Signature Bank	4,550	621,575
†SVB Financial Group	1,175	294,972
TCF Financial	34,193	1,600,232
Truist Financial	118,814	6,691,604
US Bancorp	10,780	639,146
Zions Bancorp	36,778	1,909,514
		54,942,345
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages–0.88%
Constellation Brands Class A	19,714	$ 3,740,732
Keurig Dr Pepper	68,053	1,970,134
Molson Coors Brewing Class B	4,740	255,486
		5,966,352
Biotechnology–0.92%
AbbVie	17,680	1,565,387
Amgen	5,760	1,388,563
†Biogen	1,880	557,852
†BioMarin Pharmaceutical	2,400	202,920
†Bluebird Bio	3,600	315,900
Gilead Sciences	20,520	1,333,390
†Incyte	1,425	124,431
†Moderna	21,200	414,672
†Neurocrine Biosciences	2,900	311,721
†Sarepta Therapeutics	100	12,904
		6,227,740
Building Products–0.58%
Fortune Brands Home & Security	60,064	3,924,582
		3,924,582
Capital Markets–4.29%
Ameriprise Financial	54,051	9,003,816
Cboe Global Markets	2,100	252,000
E*TRADE Financial	1,200	54,444
Legg Mason	7,200	258,552
LPL Financial Holdings	11,300	1,042,425
MarketAxess Holdings	625	236,944
Morningstar	4,350	658,199
MSCI	965	249,144
Northern Trust	48,481	5,150,621
Raymond James Financial	56,992	5,098,504
T. Rowe Price Group	58,504	7,128,127
		29,132,776
Chemicals–1.49%
†Axalta Coating Systems	18,470	561,488
Cabot	5,690	270,389
CF Industries Holdings	26,850	1,281,819
DuPont de Nemours	6,240	400,608
Eastman Chemical	4,600	364,596
Huntsman	51,160	1,236,026
Sherwin-Williams	8,988	5,244,857
Valvoline	36,900	790,029
		10,149,812
Commercial Services & Supplies–0.03%
†Copart	2,200	200,068
		200,068
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–5

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment–0.51%
Cisco Systems	22,950	$ 1,100,682
†CommScope Holding	81,715	1,159,536
†F5 Networks	8,500	1,187,025
		3,447,243
Construction & Engineering–0.34%
†AECOM	23,590	1,017,437
EMCOR Group	5,300	457,390
†MasTec	13,070	838,571
		2,313,398
Construction Materials–0.66%
Martin Marietta Materials	16,134	4,511,712
		4,511,712
Consumer Finance–0.46%
Ally Financial	35,946	1,098,510
American Express	5,880	732,001
†Credit Acceptance	900	398,097
Discover Financial Services	10,920	926,234
		3,154,842
Containers & Packaging–2.12%
Ardagh Group S.A.	25,200	493,416
Avery Dennison	4,240	554,677
Ball	58,710	3,796,776
†Berry Global Group	12,720	604,073
†Crown Holdings	10,740	779,079
Graphic Packaging Holding	3,500	58,275
Silgan Holdings	146,387	4,549,708
WestRock	83,023	3,562,517
		14,398,521
Distributors–0.58%
Genuine Parts	27,298	2,899,866
†LKQ	28,400	1,013,880
		3,913,746
Diversified Consumer Services–0.03%
†frontdoor	4,250	201,535
		201,535
Diversified Financial Services–0.18%
AXA Equitable Holdings	13,700	339,486
Voya Financial	14,250	868,965
		1,208,451
Diversified Telecommunication Services–0.43%
CenturyLink	49,600	655,216
Verizon Communications	37,440	2,298,816
		2,954,032
Electric Utilities–3.56%
American Electric Power	5,350	505,629
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Edison International	70,016	$ 5,279,907
Entergy	44,956	5,385,729
Evergy	1,300	84,617
Exelon	49,080	2,237,557
FirstEnergy	4,200	204,120
OGE Energy	14,720	654,598
Southern	1,830	116,571
Xcel Energy	153,211	9,727,366
		24,196,094
Electrical Equipment–1.86%
Acuity Brands	30,334	4,186,092
AMETEK	50,515	5,038,366
GrafTech International	17,500	203,350
Hubbell	19,348	2,860,021
Regal Beloit	4,200	359,562
		12,647,391
Electronic Equipment, Instruments & Components–3.04%
Amphenol Class A	41,267	4,466,327
†Arrow Electronics	49,916	4,229,882
Avnet	14,900	632,356
CDW	37,731	5,389,496
†Keysight Technologies	27,133	2,784,660
SYNNEX	24,262	3,124,946
		20,627,667
Energy Equipment & Services–0.02%
Baker Hughes	6,020	154,293
		154,293
Entertainment–0.24%
Activision Blizzard	3,750	222,825
†Take-Two Interactive Software	11,250	1,377,337
		1,600,162
Equity Real Estate Investment Trusts–10.23%
American Campus Communities	53,656	2,523,442
American Homes 4 Rent Class A	119,826	3,140,639
American Tower	5,480	1,259,414
AvalonBay Communities	28,666	6,011,260
Boston Properties	42,659	5,880,970
Brixmor Property Group	184,344	3,983,674
Camden Property Trust	1,000	106,100
CyrusOne	1,300	85,059
Douglas Emmett	1,560	68,484
Duke Realty	17,600	610,192
EPR Properties	1,400	98,896
Equinix	2,420	1,412,554
Equity LifeStyle Properties	9,410	662,370
Equity Residential	4,700	380,324

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–6

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Essex Property Trust	14,487	$ 4,358,559
Extra Space Storage	7,640	806,937
Federal Realty Investment Trust	35,036	4,510,184
Gaming and Leisure Properties	16,300	701,715
Hudson Pacific Properties	8,600	323,790
Invitation Homes	47,580	1,425,972
JBG SMITH Properties	47,651	1,900,798
Kimco Realty	154,673	3,203,278
Liberty Property Trust	14,900	894,745
Medical Properties Trust	3,400	71,774
Mid-America Apartment Communities	2,959	390,174
Outfront Media	113,274	3,038,009
Paramount Group	61,960	862,483
Rayonier	107,838	3,532,773
Realty Income	18,500	1,362,155
Regency Centers	40,198	2,536,092
Retail Properties of America Class A	14,400	192,960
SBA Communications	625	150,619
SITE Centers	2,000	28,040
SL Green Realty	1,790	164,465
STORE Capital	12,750	474,810
Sun Communities	3,900	585,390
Ventas	33,549	1,937,119
VICI Properties	20,600	526,330
Vornado Realty Trust	66,315	4,409,947
Weyerhaeuser	96,440	2,912,488
WP Carey	24,646	1,972,666
		69,497,650
Food & Staples Retailing–0.75%
Kroger	103,509	3,000,726
†U.S. Foods Holding	20,900	875,501
Walgreens Boots Alliance	16,940	998,783
Walmart	1,760	209,158
		5,084,168
Food Products–1.23%
Archer-Daniels-Midland	12,250	567,788
General Mills	12,400	664,144
Hershey	3,300	485,034
†Pilgrim's Pride	27,450	898,027
†Post Holdings	36,641	3,997,533
Tyson Foods Class A	19,010	1,730,670
		8,343,196
Gas Utilities–0.64%
National Fuel Gas	81,329	3,785,052
UGI	12,270	554,113
		4,339,165
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies–1.47%
Cooper	100	$ 32,129
DENTSPLY SIRONA	6,400	362,176
Hill-Rom Holdings	3,600	408,708
†Hologic	19,010	992,512
†SmileDirectClub	20,600	180,044
Teleflex	700	263,508
Zimmer Biomet Holdings	51,988	7,781,564
		10,020,641
Health Care Providers & Services–4.60%
AmerisourceBergen	58,551	4,978,006
Anthem	4,430	1,337,993
Cardinal Health	8,700	440,046
†Centene	24,750	1,556,032
†Cigna	18,547	3,792,676
†DaVita	15,160	1,137,455
†Henry Schein	48,295	3,222,242
Humana	6,560	2,404,371
†Laboratory Corp of America Holdings	28,951	4,897,641
McKesson	9,790	1,354,153
†Premier Class A	16,800	636,384
UnitedHealth Group	3,525	1,036,280
Universal Health Services Class B	31,101	4,461,749
		31,255,028
Hotels, Restaurants & Leisure–1.38%
Aramark	11,100	481,740
†Chipotle Mexican Grill	600	502,266
Hilton Worldwide Holdings	41,703	4,625,280
Starbucks	21,940	1,928,965
Wyndham Destinations	35,950	1,858,255
		9,396,506
Household Durables–1.69%
Garmin	2,400	234,144
†Mohawk Industries	31,833	4,341,385
Newell Brands	201,969	3,881,844
PulteGroup	66,930	2,596,884
†Tempur Sealy International	1,100	95,766
Toll Brothers	8,310	328,328
		11,478,351
Household Products–0.77%
Energizer Holdings	66,617	3,345,506
Procter & Gamble	14,970	1,869,753
		5,215,259
Independent Power and Renewable Electricity Producers–1.02%
AES	102,060	2,030,994
NRG Energy	65,030	2,584,943
Vistra Energy	100,590	2,312,564
		6,928,501

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–7

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial Conglomerates–0.57%
Carlisle	24,079	$ 3,896,945
		3,896,945
Insurance–6.38%
†Alleghany	4,258	3,404,569
Allstate	13,300	1,495,585
American Financial Group	4,070	446,276
American National Insurance	300	35,304
Aon	2,930	610,290
†Arch Capital Group	2,520	108,083
Assurant	390	51,121
Assured Guaranty	2,570	125,982
Axis Capital Holdings	1,000	59,440
Everest Re Group	1,475	408,339
Fidelity National Financial	23,660	1,072,981
First American Financial	10,400	606,528
Hanover Insurance Group	3,860	527,546
Hartford Financial Services Group	102,649	6,237,980
Loews	162,015	8,504,167
Marsh & McLennan	39,146	4,361,256
Mercury General	1,400	68,222
MetLife	9,160	466,885
Old Republic International	2,300	51,451
Primerica	5,920	772,915
Principal Financial Group	68,419	3,763,045
Progressive	57,647	4,173,066
Travelers	14,310	1,959,755
Unum Group	22,020	642,103
Willis Towers Watson	2,395	483,646
WR Berkley	42,651	2,947,184
		43,383,719
Interactive Media & Services–0.07%
†Twitter	15,800	506,390
		506,390
Internet & Direct Marketing Retail–0.86%
eBay	22,530	813,558
Expedia Group	46,333	5,010,451
		5,824,009
IT Services–1.87%
†Black Knight	8,521	549,434
Broadridge Financial Solutions	5,000	617,700
†CACI International Class A	5,575	1,393,694
DXC Technology	9,500	357,105
†Euronet Worldwide	1,000	157,560
Fidelity National Information Services	9,014	1,253,757
†Fiserv	6,700	774,721
Global Payments	2,697	492,365
Jack Henry & Associates	27,386	3,989,319
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
KBR	18,200	$ 555,100
Leidos Holdings	17,870	1,749,294
Sabre	23,823	534,588
Visa Class A	1,360	255,544
		12,680,181
Leisure Products–0.01%
†Peloton Interactive Class A	2,100	59,640
		59,640
Life Sciences Tools & Services–0.20%
Agilent Technologies	7,200	614,232
†IQVIA Holdings	5,060	781,821
		1,396,053
Machinery–3.48%
Allison Transmission Holdings	8,500	410,720
Crane	7,170	619,345
Cummins	4,230	757,001
IDEX	24,233	4,168,076
Ingersoll-Rand	13,650	1,814,358
ITT	35,323	2,610,723
Lincoln Electric Holdings	28,046	2,712,889
†Middleby	34,232	3,749,089
Snap-on	28,130	4,765,222
Timken	36,000	2,027,160
		23,634,583
Media–3.17%
†Altice USA Class A	37,870	1,035,366
†AMC Networks Class A	7,780	307,310
Comcast Class A	65,230	2,933,393
†Discovery Class C	9,400	286,606
†DISH Network Class A	92,087	3,266,326
†Fox Class B	11,800	429,520
†Liberty Broadband Class C	23,527	2,958,520
†Liberty Media-Liberty SiriusXM Class C	99,471	4,788,534
Nexstar Media Group Class A	10,380	1,217,055
Omnicom Group	5,940	481,259
Sinclair Broadcast Group Class A	46,040	1,534,973
ViacomCBS Class B	54,144	2,272,424
		21,511,286
Metals & Mining–0.20%
Newmont Goldcorp	13,700	595,265
Reliance Steel & Aluminum	2,100	251,496
Steel Dynamics	15,540	528,982
		1,375,743
Multiline Retail–1.01%
Dollar General	8,650	1,349,227

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–8

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail (continued)
Kohl's	58,333	$ 2,972,066
Nordstrom	47,542	1,945,894
Target	4,510	578,227
		6,845,414
Multi-Utilities–3.85%
CenterPoint Energy	6,170	168,256
CMS Energy	147,029	9,239,302
Consolidated Edison	3,000	271,410
Sempra Energy	46,464	7,038,367
WEC Energy Group	102,554	9,458,555
		26,175,890
Oil, Gas & Consumable Fuels–5.33%
Cabot Oil & Gas	233,294	4,061,649
Chevron	28,260	3,405,613
ConocoPhillips	21,420	1,392,943
CVR Energy	4,570	184,765
Devon Energy	18,400	477,848
Diamondback Energy	83,873	7,788,447
EOG Resources	2,990	250,442
EQT	140,560	1,532,104
Equitrans Midstream	113,976	1,522,719
HollyFrontier	14,180	719,068
Marathon Oil	47,710	647,902
Marathon Petroleum	5,590	336,797
PBF Energy Class A	109,363	3,430,717
Phillips 66	10,810	1,204,342
Valero Energy	13,820	1,294,243
Williams	336,550	7,982,966
		36,232,565
Paper & Forest Products–0.06%
Domtar	10,350	395,784
		395,784
Personal Products–0.33%
Coty Class A	120,367	1,354,129
†Herbalife Nutrition	18,290	871,884
		2,226,013
Pharmaceuticals–0.87%
Allergan	3,400	649,978
Bristol-Myers Squibb	24,640	1,581,641
†Elanco Animal Health	8,100	238,545
†Jazz Pharmaceuticals	8,170	1,219,618
Johnson & Johnson	6,990	1,019,631
†Mylan	33,290	669,129
†Nektar Therapeutics	13,600	293,556
Perrigo	5,100	263,466
		5,935,564
Professional Services–0.45%
†CoStar Group	1,550	927,365
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
†FTI Consulting	6,270	$ 693,838
ManpowerGroup	3,400	330,140
Nielsen Holdings	8,100	164,430
TransUnion	11,100	950,271
		3,066,044
Real Estate Management & Development–1.15%
†CBRE Group Class A	98,975	6,066,178
†Cushman & Wakefield	84,485	1,726,873
		7,793,051
Road & Rail–0.15%
CSX	9,970	721,429
Kansas City Southern	1,100	168,476
Landstar System	1,460	166,250
		1,056,155
Semiconductors & Semiconductor Equipment–1.42%
Analog Devices	17,884	2,125,335
Applied Materials	2,640	161,146
KLA	1,225	218,258
Lam Research	8,390	2,453,236
Marvell Technology Group	25,140	667,718
†Micron Technology	3,430	184,465
NXP Semiconductors	13,570	1,726,918
†ON Semiconductor	21,160	515,881
QUALCOMM	8,900	785,247
Xilinx	8,200	801,714
		9,639,918
Software–1.10%
Citrix Systems	6,300	698,670
†Crowdstrike Holdings Class A	7,700	383,999
†Datadog Class A	3,100	117,118
†Fair Isaac	1,200	449,616
Oracle	28,760	1,523,705
†Synopsys	30,750	4,280,400
		7,453,508
Specialty Retail–3.22%
†AutoZone	6,427	7,656,549
Best Buy	64,708	5,681,362
†Burlington Stores	475	108,314
Gap	137,250	2,426,580
†O'Reilly Automotive	3,425	1,501,041
Tiffany & Co.	33,887	4,528,998
		21,902,844
Technology Hardware, Storage & Peripherals–0.52%
Apple	1,510	443,412
†Dell Technologies Class C	25,639	1,317,588
†NCR	8,800	309,408
†Xerox Holdings	39,900	1,471,113
		3,541,521

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–9

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–1.28%
†Lululemon Athletica	3,950	$ 915,097
PVH	33,843	3,558,591
Ralph Lauren	36,103	4,231,994
		8,705,682
Thrifts & Mortgage Finance–0.01%
MGIC Investment	4,400	62,348
		62,348
Tobacco–0.16%
Altria Group	22,060	1,101,015
		1,101,015
Trading Companies & Distributors–0.53%
†HD Supply Holdings	23,000	925,060
MSC Industrial Direct Class A	27,397	2,149,842
†United Rentals	3,240	540,335
		3,615,237
Total Common Stock (Cost $480,040,644)		639,270,205
	Number of Shares	Value (U.S. $)
RIGHTS–0.00%
†Bristol-Myers Squibb	1,520	$ 4,575
Total Rights (Cost $3,238)		4,575

Money Market Fund–5.59%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 1.53%)	37,990,280	37,990,280
Total Money Market Fund (Cost $37,990,280)		37,990,280

TOTAL INVESTMENTS–99.66% (Cost $518,034,162)	677,265,060
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.34%	2,289,531
NET ASSETS APPLICABLE TO 39,120,867 SHARES OUTSTANDING–100.00%	$679,554,591
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($38,766,599 / 2,216,297 Shares)	$17.492
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($640,787,992 / 36,904,570 Shares)	$17.363
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$547,075,929
Distributable earnings/(accumulated loss)	132,478,662
TOTAL NET ASSETS	$679,554,591

† Non-income producing.
★ Includes $1,371,438 cash collateral held at broker for futures contracts, $45,347 variation margin due from broker on futures contracts, $300,361 payable for securities purchased, $104,001 payable for fund shares redeemed, $61 foreign currencies due to custodian, $90,207 other accrued expenses payable and $550,805 due to manager and affiliates as of December 31, 2019.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–10

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
2	British Pound	$ 166,150	$ 165,612	3/16/20	$ 538	$ —
2	Euro	282,051	280,304	3/16/20	1,747	—
2	Japanese Yen	231,138	231,829	3/16/20	—	(691)
					2,285	(691)
Equity Contracts:
77	E-mini S&P 500 Index	12,439,735	12,243,439	3/20/20	196,296	—
71	E-mini S&P MidCap 400 Index	14,660,080	14,489,611	3/20/20	170,469	—
9	Euro STOXX 50 Index	376,453	377,252	3/20/20	—	(799)
2	FTSE 100 Index	198,663	198,286	3/20/20	377	—
1	Nikkei 225 Index (OSE)	217,569	215,113	3/12/20	2,456	—
					369,598	(799)
Total Futures Contracts					$371,883	$(1,490)

[1]	See Note 7 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
IT–Information Technology
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–11

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 13,274,892
Interest	47,019
Foreign taxes withheld	(7,382)
13,314,529
EXPENSES:
Management fees	4,610,655
Distribution fees-Service Class	1,554,683
Shareholder servicing fees	190,983
Accounting and administration expenses	176,657
Reports and statements to shareholders	73,098
Professional fees	36,163
Trustees’ fees and expenses	19,550
Custodian fees	17,781
Pricing fees	5,988
Consulting fees	4,108
Other	12,552
Total operating expenses	6,702,218
NET INVESTMENT INCOME	6,612,311
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	22,462,447
Futures contracts	(49,254,093)
Net realized loss	(26,791,646)
Net change in unrealized appreciation (depreciation) of:
Investments	112,635,836
Foreign currencies	179
Futures contracts	3,843,532
Net change in unrealized appreciation (depreciation)	116,479,547
NET REALIZED AND UNREALIZED GAIN	89,687,901
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 96,300,212
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,612,311	$ 6,908,430
Net realized gain (loss)	(26,791,646)	21,667,607
Net change in unrealized appreciation (depreciation)	116,479,547	(110,359,283)
Net increase (decrease) in net assets resulting from operations	96,300,212	(81,783,246)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(827,037)	(524,952)
Service Class	(12,430,858)	(7,482,604)
Return of capital:
Standard Class	(7,855)	—
Service Class	(118,065)	—
	(13,383,815)	(8,007,556)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,409,218	3,237,309
Service Class	39,303,627	52,748,154
Reinvestment of dividends and distributions:
Standard Class	834,892	524,952
Service Class	12,548,923	7,482,604
	56,096,660	63,993,019
Cost of shares redeemed:
Standard Class	(3,603,621)	(6,725,725)
Service Class	(66,057,941)	(67,471,379)
	(69,661,562)	(74,197,104)
Decrease in net assets derived from capital share transactions	(13,564,902)	(10,204,085)
NET INCREASE (DECREASE) IN NET ASSETS	69,351,495	(99,994,887)
NET ASSETS:
Beginning of year	610,203,096	710,197,983
End of year	$679,554,591	$ 610,203,096
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–12

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 15.396	$ 17.735	$ 15.618	$ 14.299	$ 15.623
Income (loss) from investment operations:
Net investment income[2]	0.207	0.217	0.164	0.138	0.113
Net realized and unrealized gain (loss)	2.271	(2.311)	2.129	1.294	(1.322)
Total from investment operations	2.478	(2.094)	2.293	1.432	(1.209)
Less dividends and distributions from:
Net investment income	(0.208)	(0.245)	(0.176)	(0.113)	(0.103)
Net realized gain	(0.172)	—	—	—	—
Return of capital	(0.002)	—	—	—	(0.012)
Total dividends and distributions	(0.382)	(0.245)	(0.176)	(0.113)	(0.115)
Net asset value, end of period	$ 17.492	$ 15.396	$ 17.735	$ 15.618	$ 14.299
Total return[3]	16.16%	(11.80%)	14.69%	10.01%	(7.74%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 38,767	$ 33,519	$ 41,504	$ 36,086	$ 32,080
Ratio of expenses to average net assets	0.78%	0.78%	0.77%	0.78%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.78%	0.77%	0.78%	0.81%
Ratio of net investment income to average net assets	1.24%	1.24%	0.99%	0.94%	0.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.24%	0.99%	0.94%	0.73%
Portfolio turnover	35%	35%	31%	77%	20%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–13

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 15.287	$ 17.605	$ 15.507	$ 14.202	$ 15.515
Income (loss) from investment operations:
Net investment income[2]	0.164	0.172	0.121	0.101	0.074
Net realized and unrealized gain (loss)	2.252	(2.289)	2.112	1.280	(1.310)
Total from investment operations	2.416	(2.117)	2.233	1.381	(1.236)
Less dividends and distributions from:
Net investment income	(0.166)	(0.201)	(0.135)	(0.076)	(0.065)
Net realized gain	(0.172)	—	—	—	—
Return of capital	(0.002)	—	—	—	(0.012)
Total dividends and distributions	(0.340)	(0.201)	(0.135)	(0.076)	(0.077)
Net asset value, end of period	$ 17.363	$ 15.287	$ 17.605	$ 15.507	$ 14.202
Total return[3]	15.87%	(12.02%)	14.41%	9.72%	(7.96%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$640,788	$ 576,684	$668,694	$568,907	$415,676
Ratio of expenses to average net assets	1.03%	1.03%	1.02%	1.03%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.03%	1.02%	1.03%	1.06%
Ratio of net investment income to average net assets	0.99%	0.99%	0.74%	0.69%	0.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	0.99%	0.74%	0.69%	0.48%
Portfolio turnover	35%	35%	31%	77%	20%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–14

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–15

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.
 Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.
 In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $17,462 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the Fund’s average daily net assets; 0.75% of the next $90 million; and 0.65% of the Fund’s average daily net assets in excess of $150 million.   The management fee is calculated daily and paid monthly.
J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$37,526
Legal	7,435
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $58,932 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$399,218
Distribution fees payable to LFD	134,653
Printing and mailing fees payable to Lincoln Life	373
Shareholder servicing fees payable to Lincoln Life	16,561
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–16

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$217,630,798
Sales	278,308,734
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$522,544,017
Aggregate unrealized appreciation of investments and derivatives	$172,764,381
Aggregate unrealized depreciation of investments and derivatives	(18,040,882)
Net unrealized appreciation of investments and derivatives	$154,723,499
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$639,270,205	$—	$—	$639,270,205
Rights	4,575	—	—	4,575
Money Market Fund	37,990,280	—	—	37,990,280
Total Investments	$677,265,060	$—	$—	$677,265,060
Derivatives:

Assets:
Futures Contracts	$371,883	$—	$—	$371,883
Liabilities:
Futures Contracts	$ (1,490)	$—	$—	$ (1,490)
There were no Level 3 investments at the beginning or end of the year.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–17

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$6,469,730	$6,977,542
Long-term capital gains	6,788,164	1,030,014
Return of capital	125,920	—
Total	$13,383,814	$8,007,556
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (22,245,013)
Other temporary differences	(1)
Net unrealized appreciation	154,723,676
Distributable earnings/(accumulated loss)	$132,478,662
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$17,519,174	$4,725,839	$22,245,013
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	205,767	184,655
Service Class	2,410,956	3,083,768
Shares reinvested:
Standard Class	48,713	34,191
Service Class	740,151	490,736
	3,405,587	3,793,350
Shares redeemed:
Standard Class	(215,365)	(381,898)
Service Class	(3,971,101)	(3,833,043)
	(4,186,466)	(4,214,941)
Net decrease	(780,879)	(421,591)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–18

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$369,598	Receivables and other assets net of liabilities	$ (799)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	2,285	Receivables and other assets net of liabilities	(691)
Total		$371,883		$(1,490)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(49,263,160)	$3,841,939
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	9,067	1,593
Total		$(49,254,093)	$3,843,532
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$18,874,395	$66,312,332
8. Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–19

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Market Risk (continued)
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings may also be affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–21

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–22

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed subadviser to the Risk-Management Sleeve of the Fund effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–23

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
Performance. The Board considered that the subadviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board considered LIAC’s comments that the Fund’s Equity Sleeve benefitted from positive contributions from security selection over the one- and five-year periods. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints and noted JPMorgan’s statement that there were no comparable funds subadvised by JPMorgan with a similar investment strategy as the Fund. The Board considered that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule was negotiated between LIAC and JPMorgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JP Morgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–29

LVIP Loomis Sayles Global Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Loomis Sayles Global Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Loomis Sayles Global Growth Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Loomis, Sayles & Company, L.P
The Fund returned 30.61% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI All Country World Index (net dividends)1, returned 26.60%.
Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market's current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.
The Fund posted positive returns during the period and outperformed its benchmark. MercadoLibre, Alibaba, and Facebook were the largest contributors to performance. Baidu, Core Laboratories, and Budweiser Brewing Co. APAC were the largest detractors from performance during the period. Stock selection in the consumer discretionary, healthcare and financials sectors as well as our allocation to the energy, financials, consumer discretionary, information technology and healthcare sectors contributed positively to relative return. Stock selection in the information technology and industrials sectors as well as our allocation to the consumer staples and communication services sectors detracted from relative performance. From a geographic perspective our holdings in developed Asia, emerging markets, Europe and North America all contributed positively to relative return.
A Fund holding since inception, MercadoLibre hosts the largest online commerce platform in Latin America. The company delivered strong and above-expectations revenue growth, accelerating gross merchandise volume growth, and continued market share gains. The company has increased its investments to drive a more powerful ecosystem focused on greater product selection, easier payment options, wider credit availability, brand building in its largest markets, and lowering the cost and time of delivery. While these investments have impacted near-term profitability, we believe they have led to strong market share gains in e-commerce and payments, and a stronger competitive position. We believe MercadoLibre’s competitive advantages include its network and ecosystem, brand, and understanding of local markets. The company operates in 18 countries representing over 95% of Latin American GDP, and its 267 million registered buyers as of December 31, 2019 represented approximately two-thirds of the region’s 400 million internet users. The company’s brand and understanding of local market challenges have contributed to its leadership position in each market it serves. We believe MercadoLibre is well-positioned for sustained growth over the next decade, driven by the secular growth of e-commerce in Latin America. Over our forecast period, we believe the penetration of e-commerce can more than double, which would bring the penetration level close to today’s global average of over 10%. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.
A Fund holding since inception, Baidu is the leading online search and advertising provider in China. The company reported fundamentally solid results that were generally above consensus expectations for revenue and earnings per share (EPS), but reflected a weak advertising environment due to macroeconomic factors and government regulations that have impacted a number of the company’s industry verticals. More recently, ad spending has shown signs of stabilization and the company is benefiting from its mobile ecosystem and ability to monetize its large user base. The company also reported a more disciplined approach to its investments, which are likely to remain elevated as the company seeks to grow users of its family of apps and expand both its DuerOS voice interaction system and Apollo open-source autonomous driving platform – two of its key artificial intelligence products outside of search. We believe Baidu’s sustainable competitive advantages include its strong brand recognition, economies of scale, a powerful network and business ecosystem, and strong distribution. Serving over 800,000 advertisers and approximately 1.1 billion monthly internet users, Baidu dominates China’s internet search market, capturing about 80% share of search revenues. Reflecting this dominance, the company’s difficult-to-replicate brand was rated the eighth most valuable brand in China in 2019 by MillwardBrown’s annual BrandZ study. Online advertising currently represents approximately 60% of the annual advertising market in China, and we believe it will increase to about 80% over our forecast period. We believe Baidu’s competitive advantages sustainably position the company to benefit from secular growth in China online advertising. We believe the shares sell at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.
Portfolio Managers:
Loomis, Sayles & Company, L.P:	Aziz V. Hamzaogullari
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Loomis Sayles Global Growth Fund–1

LVIP Loomis Sayles Global Growth Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/18 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Loomis Sayles Global Growth Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,263 for the Standard Class shares and to $12,191 for the Service Class shares. For comparison, look at how the MSCI All Country World Index (net dividends) did from 5/1/18 through 12/31/19. The same $10,000 investment would have increased to $11,470. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 30.61%
Inception (5/1/18)	+ 12.98%
Service Class Shares
One Year	+ 30.14%
Inception (5/1/18)	+ 12.59%
1. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.
LVIP Loomis Sayles Global Growth Fund–2

LVIP Loomis Sayles Global Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,052.20	0.77%	$3.98
Service Class Shares	1,000.00	1,050.30	1.12%	5.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.77%	$3.92
Service Class Shares	1,000.00	1,019.60	1.12%	5.70

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Loomis Sayles Global Growth Fund–3

LVIP Loomis Sayles Global Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Security Type/Country	Percentage of Net Assets
Common Stock	98.74%
Argentina	4.82%
Brazil	2.15%
China	15.07%
Denmark	3.44%
France	4.05%
Hong Kong	1.51%
Netherlands	2.04%
Switzerland	9.42%
United Kingdom	6.78%
United States	49.46%
Money Market Fund	0.64%
Total Investments	99.38%
Receivables and Other Assets Net of Liabilities	0.62%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Air Freight & Logistics	1.46%
Beverages	5.52%
Capital Markets	1.54%
Consumer Finance	0.10%
Energy Equipment & Services	2.35%
Food Products	4.70%
Health Care Equipment & Supplies	0.04%
Hotels, Restaurants & Leisure	7.20%
Household Products	5.18%
Interactive Media & Services	14.69%
Internet & Direct Marketing Retail	16.40%
IT Services	6.88%
Machinery	3.58%
Personal Products	2.03%
Pharmaceuticals	10.64%
Professional Services	2.81%
Semiconductors & Semiconductor Equipment	2.73%
Software	7.39%
Textiles, Apparel & Luxury Goods	3.50%
Total	98.74%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
ADR	American Depositary Receipt

Top 10 Equity Holdings	Percentage of Net Assets
Alibaba Group Holding ADR	5.81%
Amazon.com	5.76%
Facebook Class A	5.00%
Visa Class A	4.84%
MercadoLibre	4.82%
Roche Holding	4.56%
Alphabet Class A	4.32%
Oracle	4.12%
Yum China Holdings	3.89%
Deere & Co.	3.59%
Total	46.71%

ADR–American Depositary Receipt
IT–Information Technology
LVIP Loomis Sayles Global Growth Fund–4

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.74%
Argentina–4.82%
†MercadoLibre	30,310	$ 17,335,501
		17,335,501
Brazil–2.15%
Ambev ADR	1,654,342	7,709,234
		7,709,234
China–15.07%
†Alibaba Group Holding ADR	98,460	20,883,366
†Baidu ADR	62,049	7,842,994
■Tencent Holdings	237,400	11,443,019
Yum China Holdings	290,774	13,960,060
		54,129,439
Denmark–3.44%
Novo Nordisk Class B	213,152	12,351,910
		12,351,910
France–4.05%
Danone	109,263	9,057,207
Sodexo	46,409	5,499,819
		14,557,026
Hong Kong–1.51%
†Budweiser Brewing Co. APAC	655,913	2,213,789
■PRADA	781,200	3,228,141
		5,441,930
Netherlands–2.04%
†Adyen	8,953	7,341,126
		7,341,126
Switzerland–9.42%
†Alcon	2,642	149,647
Nestle	72,177	7,814,257
Novartis	100,212	9,489,031
Roche Holding	50,422	16,387,284
		33,840,219
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United Kingdom–6.78%
Diageo	67,827	$ 2,875,445
Experian	299,031	10,108,380
Reckitt Benckiser Group	50,327	4,085,784
Unilever CVA	127,053	7,301,061
		24,370,670
United States–49.46%
†Alphabet Class A	11,586	15,518,173
†Amazon.com	11,198	20,692,112
American Express	2,979	370,856
Coca-Cola	127,138	7,037,088
Colgate-Palmolive	80,771	5,560,276
Core Laboratories	15,215	573,149
Deere & Co.	74,344	12,880,841
Expeditors International of Washington	67,276	5,248,874
†Facebook Class A	87,562	17,972,100
Microsoft	74,699	11,780,032
Oracle	279,078	14,785,552
Procter & Gamble	71,764	8,963,324
QUALCOMM	111,146	9,806,412
Schlumberger	195,606	7,863,361
SEI Investments	84,400	5,526,512
†Under Armour Class A	431,966	9,330,466
Visa Class A	92,478	17,376,616
Yum Brands	63,580	6,404,413
		177,690,157
Total Common Stock (Cost $336,303,762)		354,767,212

MONEY MARKET FUND–0.64%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 1.53%)	2,286,377	2,286,377
Total Money Market Fund (Cost $2,286,377)		2,286,377

TOTAL INVESTMENTS–99.38% (Cost $338,590,139)	357,053,589
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.62%	2,224,820
NET ASSETS APPLICABLE TO 29,402,134 SHARES OUTSTANDING–100.00%	$359,278,409
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND STANDARD CLASS ($358,652,654 / 29,350,733 Shares)	$12.220
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND SERVICE CLASS ($625,755 / 51,401 Shares)	$12.174
LVIP Loomis Sayles Global Growth Fund–5

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$340,378,913
Distributable earnings/(accumulated loss)	18,899,496
TOTAL NET ASSETS	$359,278,409

† Non-income producing.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
★ Includes $1,576,674 payable for securities purchased, $129,144 payable for fund shares redeemed, $34,269 other accrued expenses payable and $199,191 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVA–Dutch Certificate
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–6

LVIP Loomis Sayles Global Growth Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 699,934
Interest	68,543
Foreign taxes withheld	(57,531)
710,946
EXPENSES:
Management fees	369,491
Accounting and administration expenses	30,840
Professional fees	24,801
Shareholder servicing fees	15,758
Custodian fees	13,996
Pricing fees	5,018
Reports and statements to shareholders	2,488
Consulting fees	1,786
Distribution fees-Service Class	1,429
Trustees’ fees and expenses	913
Other	4,483
471,003
Less:
Expenses reimbursed	(51,180)
Total operating expenses	419,823
NET INVESTMENT INCOME	291,123
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	483,257
Foreign currencies	1,631
Net realized gain	484,888
Net change in unrealized appreciation (depreciation) of:
Investments	20,390,093
Foreign currencies	84
Net change in unrealized appreciation (depreciation)	20,390,177
NET REALIZED AND UNREALIZED GAIN	20,875,065
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,166,188
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund
Statements of Changes in Net Assets
	Year Ended	5/1/18* to
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 291,123	$ 91,246
Net realized gain (loss)	484,888	(89,260)
Net change in unrealized appreciation (depreciation)	20,390,177	(1,926,826)
Net increase (decrease) in net assets resulting from operations	21,166,188	(1,924,840)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(282,278)	(58,874)
Service Class	(664)	(36)
	(282,942)	(58,910)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	319,587,023	31,592,620
Service Class	885,917	98,317
Reinvestment of dividends and distributions:
Standard Class	282,278	58,874
Service Class	664	36
	320,755,882	31,749,847
Cost of shares redeemed:
Standard Class	(9,668,695)	(2,060,598)
Service Class	(378,425)	(19,098)
	(10,047,120)	(2,079,696)
Increase in net assets derived from capital share transactions	310,708,762	29,670,151
NET INCREASE IN NET ASSETS	331,592,008	27,686,401
NET ASSETS:
Beginning of year	27,686,401	—
End of year	$359,278,409	$27,686,401

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–7

LVIP Loomis Sayles Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Loomis Sayles Global Growth Fund Standard Class
	Year Ended12/31/19	5/1/18 to12/31/18[1]

Net asset value, beginning of period	$ 9.370	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.061	0.033
Net realized and unrealized gain (loss)	2.806	(0.643)
Total from investment operations	2.867	(0.610)
Less dividends and distributions from:
Net investment income	(0.014)	(0.020)
Net realized gain	(0.003)	—
Total dividends and distributions	(0.017)	(0.020)
Net asset value, end of period	$ 12.220	$ 9.370
Total return[3]	30.61%	(6.11%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$358,653	$ 27,614
Ratio of expenses to average net assets	0.77%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.86%	1.01%
Ratio of net investment income to average net assets	0.54%	0.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.24%
Portfolio turnover	23%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–8

LVIP Loomis Sayles Global Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Loomis Sayles Global Growth Fund Service Class
	Year Ended12/31/19	5/1/18 to12/31/18[1]

Net asset value, beginning of period	$ 9.363	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.021	0.009
Net realized and unrealized gain (loss)	2.801	(0.641)
Total from investment operations	2.822	(0.632)
Less dividends and distributions from:
Net investment income	(0.008)	(0.005)
Net realized gain	(0.003)	—
Total dividends and distributions	(0.011)	(0.005)
Net asset value, end of period	$ 12.174	$ 9.363
Total return[3]	30.14%	(6.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 626	$ 73
Ratio of expenses to average net assets	1.12%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.21%	1.36%
Ratio of net investment income to average net assets	0.19%	0.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.10%	(0.11%)
Portfolio turnover	23%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–9

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Loomis Sayles Global Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019, and for all open tax years (year ended December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Loomis Sayles Global Growth Fund–10

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $433 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.68% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.77% of the average daily net assets for the Standard Class and 1.12% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 34,550	$ 34,550
Loomis, Sayles & Company, L.P. (’’Loomis Sayles’’) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Loomis Sayles a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$1,733
Legal	343
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP Loomis Sayles Global Growth Fund–11

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$191,464
Distribution fees payable to LFD	177
Printing and mailing fees payable to Lincoln Life	67
Shareholder servicing fees payable to Lincoln Life	7,483
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$319,221,293
Sales	12,646,102
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$338,855,627
Aggregate unrealized appreciation of investments	$ 19,009,026
Aggregate unrealized depreciation of investments	(812,434)
Net unrealized appreciation of investments	$ 18,196,592
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Loomis Sayles Global Growth Fund–12

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 17,335,501	$ —	$—	$ 17,335,501
Brazil	7,709,234	—	—	7,709,234
China	54,129,439	—	—	54,129,439
Denmark	—	12,351,910	—	12,351,910
France	14,557,026	—	—	14,557,026
Hong Kong	5,441,930	—	—	5,441,930
Netherlands	7,341,126	—	—	7,341,126
Switzerland	—	33,840,219	—	33,840,219
United Kingdom	24,370,670	—	—	24,370,670
United States	177,690,157	—	—	177,690,157
Money Market Fund	2,286,377	—	—	2,286,377
Total Investments	$310,861,460	$46,192,129	$—	$357,053,589
There were no Level 3 investments at the beginning or end of the period.
As a result of utilizing International fair value pricing at December 31, 2019, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of forward contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2019 and the period ended December 31, 2018 was as follows:
	Year Ended	5/1/18* to
	12/31/19	12/31/18
Ordinary income	$282,942	$58,910

*	Date of commencement of operations.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 396,092
Undistributed long-term capital gains	306,911
Net unrealized appreciation	18,196,492
Distributable earnings/(accumulated loss)	$18,899,495
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
In 2019, the Fund utilized $34,722 of capital loss carryforwards.
LVIP Loomis Sayles Global Growth Fund–13

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended	5/1/18 * to
	12/31/19	12/31/18
Shares sold:
Standard Class	27,230,441	3,143,953
Service Class	76,947	9,570
Shares reinvested:
Standard Class	23,663	5,956
Service Class	57	4
	27,331,108	3,159,483
Shares redeemed:
Standard Class	(850,336)	(202,944)
Service Class	(33,382)	(1,795)
	(883,718)	(204,739)
Net increase	26,447,390	2,954,744

*	Date of commencement of operations.
7. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Loomis Sayles Global Growth Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Loomis Sayles Global Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Loomis Sayles Global Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Loomis Sayles Global Growth Fund–15

LVIP Loomis Sayles Global Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Loomis Sayles Global Growth Fund–16

LVIP Loomis Sayles Global Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund had commenced operations in May 2018, the Fund’s asset level and that LIAC had implemented an expense limitation for the Fund through April 30, 2020.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Loomis, Sayles & Company, L.P. (“Loomis”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Loomis under the subadvisory agreement. The Board considered the services provided by Loomis, the backgrounds of the portfolio managers and Loomis’s investment decision-making approach. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s quarterly return compared to the quarterly average return of funds included in the Morningstar World Large Stock funds category. The Board considered that the Fund commenced operations in May 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by Loomis were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee and the contractual fee rates charged to other funds advised by Loomis. The Board considered that LIAC compensates Loomis from its fees and that the subadvisory fee schedule was negotiated between LIAC and Loomis, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by Loomis regarding Loomis’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by Loomis as to any additional benefits it receives and noted Loomis’s statement that it may use the performance of the Fund in marketing materials and may use soft dollars to acquire brokerage and research products and services.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Loomis Sayles Global Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Loomis Sayles Global Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Loomis Sayles Global Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Loomis Sayles Global Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Loomis Sayles Global Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Loomis Sayles Global Growth Fund–22

LVIP MFS International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP MFS International Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 26.37% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI EAFE®NR Index (net dividends)1, returned 22.01%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500 Index2 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP MFS International Equity Managed Volatility Fund invests primarily in underlying funds that invest in non-US developed market stocks and has a higher quality growth orientation. Thus, the Fund will tend to deliver better returns versus the benchmark when growth outperforms value as was the case again in 2019. The Fund outperformed its benchmark during the 2019 calendar year, as the Fund’s growth bias was additive to returns. Positive stock selection within the Information Technology, Consumer Discretionary and Financials sectors all contributed to the Fund’s outperformance over the 2019 period. In addition, the Fund’s modest allocation to US stocks contributed to relative performance as US stocks posted stronger returns during the year versus non-US developed countries.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/13 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,082 for the Standard Class shares and to $13,851 for the Service Class shares. For comparison, look at how the MSCI EAFE®NR Index (net dividends) did over the same period. The same $10,000 investment would have increased to $13,908. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An

LVIP MFS International Equity Managed Volatility Fund–1

LVIP MFS International Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 26.37%
Five Years	+ 8.12%
Inception (5/1/13)	+ 5.26%
Service Class Shares
One Year	+ 26.06%
Five Years	+ 7.85%
Inception (5/1/13)	+ 5.00%
1. The MSCI EAFE®NR Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. The S&P 500® Index is a board based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP MFS International Equity Managed Volatility Fund–2

LVIP MFS International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,075.30	0.20%	$1.05
Service Class Shares	1,000.00	1,074.10	0.45%	2.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.90	0.45%	2.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund–3

LVIP MFS International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.90%
Investment Companies	94.90%
Equity Fund	9.49%
International Equity Funds	85.41%
Unaffiliated Investment	4.76%
Investment Company	4.76%
Money Market Fund	4.76%
Total Investments	99.66%
Receivables and Other Assets Net of Liabilities	0.34%
Total Net Assets	100.00%
LVIP MFS International Equity Managed Volatility Fund–4

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.90%
INVESTMENT COMPANIES–94.90%
Equity Fund–9.49%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS Value Fund	1,211,716	$ 56,298,753
		56,298,753
International Equity Funds–85.41%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS International Growth Fund	20,433,292	393,647,375
✠MFS® Variable Insurance Trust II–– MFS® VIT II Research International Portfolio	6,666,462	113,063,190
		506,710,565
Total Affiliated Investments (Cost $466,601,497)		563,009,318
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.76%
INVESTMENT COMPANY–4.76%
Money Market Fund–4.76%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	28,267,810	$ 28,267,810
Total Unaffiliated Investment (Cost $28,267,810)		28,267,810

TOTAL INVESTMENTS–99.66% (Cost $494,869,307)	591,277,128
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.34%	1,993,412
NET ASSETS APPLICABLE TO 45,961,833 SHARES OUTSTANDING–100.00%	$593,270,540

✧✧ Standard Class shares.
✠ Initial Class.

The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
53	British Pound	$4,402,975	$4,388,725	3/16/20	$ 14,250	$ —
49	Euro	6,910,225	6,867,436	3/16/20	42,789	—
41	Japanese Yen	4,738,319	4,752,485	3/16/20	—	(14,166)
					57,039	(14,166)
Equity Contracts:
39	E-mini MSCI Emerging Markets Index	2,184,390	2,064,218	3/20/20	120,172	—
17	E-mini Russell 2000 Index	1,420,010	1,397,366	3/20/20	22,644	—
26	E-mini S&P 500 Index	4,200,430	4,131,114	3/20/20	69,316	—
8	E-mini S&P MidCap 400 Index	1,651,840	1,632,538	3/20/20	19,302	—
181	Euro STOXX 50 Index	7,570,902	7,586,962	3/20/20	—	(16,060)
46	FTSE 100 Index	4,569,260	4,560,582	3/20/20	8,678	—
24	Nikkei 225 Index (OSE)	5,221,665	5,162,719	3/12/20	58,946	—
					299,058	(16,060)
Total Futures Contracts					$356,097	$(30,226)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP MFS International Equity Managed Volatility Fund–5

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–6

LVIP MFS International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Affiliated investments, at value	$563,009,318
Unaffiliated investment, at value	28,267,810
Cash collateral held at broker for futures contracts	1,501,851
Receivable for fund shares sold	950,364
Variation margin due from broker on futures contracts	79,678
Dividends and interest receivable	36,144
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	30,978
Prepaid expenses	1,751
TOTAL ASSETS	593,877,894
LIABILITIES:
Payable for securities purchased	270,633
Due to manager and affiliates	236,702
Payable for fund shares redeemed	56,488
Other accrued expenses payable	41,656
Foreign currencies due to custodian	1,875
TOTAL LIABILITIES	607,354
TOTAL NET ASSETS	$593,270,540
Affiliated investments, at cost	$466,601,497
Unaffiliated investment, at cost	28,267,810
Standard Class:
Net Assets	$ 13,992
Shares Outstanding	1,083
Net Asset Value Per Share	$ 12.914[1]
Service Class:
Net Assets	$593,256,548
Shares Outstanding	45,960,750
Net Asset Value Per Share	$ 12.908
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$488,561,054
Distributable earnings/(accumulated loss)	104,709,486
TOTAL NET ASSETS	$593,270,540

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–7

LVIP MFS International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from affiliated investments	$ 8,055,791
Dividends from unaffiliated investment	441,153
8,496,944
EXPENSES:
Management fees	4,289,765
Distribution fees-Service Class	1,261,664
Shareholder servicing fees	146,357
Accounting and administration expenses	94,963
Reports and statements to shareholders	42,286
Professional fees	29,382
Trustees’ fees and expenses	14,550
Custodian fees	6,677
Consulting fees	4,156
Pricing fees	710
Other	4,415
5,894,925
Less:
Management fees waived	(3,280,409)
Expenses reimbursed	(343,496)
Total operating expenses	2,271,020
NET INVESTMENT INCOME	6,225,924
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(1,072,998)
Distributions from affiliated investment companies	19,805,215
Futures contracts	1,896,112
Net realized gain	20,628,329
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	88,810,906
Foreign currencies	5,331
Futures contracts	(618,624)
Net change in unrealized appreciation (depreciation)	88,197,613
NET REALIZED AND UNREALIZED GAIN	108,825,942
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$115,051,866
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,225,924	$ 4,426,732
Net realized gain	20,628,329	9,328,301
Net change in unrealized appreciation (depreciation)	88,197,613	(52,005,618)
Net increase (decrease) in net assets resulting from operations	115,051,866	(38,250,585)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(214)	(229)
Service Class	(7,810,049)	(7,726,396)
	(7,810,263)	(7,726,625)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	106,006,388	171,022,745
Reinvestment of dividends and distributions:
Standard Class	214	229
Service Class	7,810,049	7,726,394
	113,816,651	178,749,368
Cost of shares redeemed:
Service Class	(48,437,283)	(27,150,898)
	(48,437,283)	(27,150,898)
Increase in net assets derived from capital share transactions	65,379,368	151,598,470
NET INCREASE IN NET ASSETS	172,620,971	105,621,260
NET ASSETS:
Beginning of year	420,649,569	315,028,309
End of year	$593,270,540	$420,649,569
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–8

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 10.377	$ 11.545	$ 9.069	$ 9.313	$ 9.389
Income (loss) from investment operations:
Net investment income[2]	0.175	0.160	0.127	0.129	0.116
Net realized and unrealized gain (loss)	2.562	(1.109)	2.493	(0.253)	(0.102)
Total from investment operations	2.737	(0.949)	2.620	(0.124)	0.014
Less dividends and distributions from:
Net investment income	(0.200)	(0.219)	(0.144)	(0.120)	(0.090)
Total dividends and distributions	(0.200)	(0.219)	(0.144)	(0.120)	(0.090)
Net asset value, end of period	$ 12.914	$ 10.377	$ 11.545	$ 9.069	$ 9.313
Total return[3]	26.37%	(8.22%)	28.93%	(1.32%)	0.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 14	$ 11	$ 12	$ 9	$ 9
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.92%	0.92%	0.92%	0.92%	0.94%
Ratio of net investment income to average net assets	1.48%	1.39%	1.21%	1.40%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.76%	0.67%	0.49%	0.68%	0.45%
Portfolio turnover	5%	3%	8%	35%	5%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–9

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 10.376	$ 11.546	$ 9.072	$ 9.315	$ 9.391
Income (loss) from investment operations:
Net investment income[2]	0.146	0.131	0.101	0.106	0.091
Net realized and unrealized gain (loss)	2.559	(1.106)	2.491	(0.252)	(0.101)
Total from investment operations	2.705	(0.975)	2.592	(0.146)	(0.010)
Less dividends and distributions from:
Net investment income	(0.173)	(0.195)	(0.118)	(0.097)	(0.066)
Total dividends and distributions	(0.173)	(0.195)	(0.118)	(0.097)	(0.066)
Net asset value, end of period	$ 12.908	$ 10.376	$ 11.546	$ 9.072	$ 9.315
Total return[3]	26.06%	(8.45%)	28.61%	(1.55%)	(0.13%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$593,257	$420,638	$315,016	$214,744	$181,906
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.17%	1.17%	1.17%	1.17%	1.19%
Ratio of net investment income to average net assets	1.23%	1.14%	0.96%	1.15%	0.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.51%	0.42%	0.24%	0.43%	0.20%
Portfolio turnover	5%	3%	8%	35%	5%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–10

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of fund structure and invests substantially all of its assets in other mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP MFS International Equity Managed Volatility Fund–11

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.85% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.65% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of the Fund’s average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 246,324	$ 246,324
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$28,119
Legal	5,552
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $32,043 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP MFS International Equity Managed Volatility Fund–12

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 30,978
Management fees payable to LIAC	98,833
Distribution fees payable to LFD	123,538
Shareholder servicing fees payable to Lincoln Life	14,331
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.90%@
Equity Fund-9.49%@
✧✧LVIP MFS Value Fund	$ 38,239,961	$ 9,945,738	$ 2,457,637	$ (75,452)	$10,646,143	$ 56,298,753	1,211,716	$ 884,957	$ 596,282
International Equity Funds-85.41%@
✧✧LVIP MFS International Growth Fund	279,640,802	70,763,645	16,133,036	(554,993)	59,930,957	393,647,375	20,433,292	5,707,339	15,022,533
✠MFS® VIT II Research International Portfolio	79,177,875	21,057,782	4,963,720	(442,553)	18,233,806	113,063,190	6,666,462	1,463,495	4,186,400
Total	$397,058,638	$101,767,165	$23,554,393	$(1,072,998)	$88,810,906	$563,009,318		$8,055,791	$19,805,215

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
✠ Initial Class.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$101,767,165
Sales	23,554,393
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$498,939,710
Aggregate unrealized appreciation of investments and derivatives	$ 92,396,365
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 92,396,365
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP MFS International Equity Managed Volatility Fund–13

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$563,009,318	$—	$—	$563,009,318
Unaffiliated Investment Company	28,267,810	—	—	28,267,810
Total Investments	$591,277,128	$—	$—	$591,277,128
Derivatives:
Assets:
Futures Contracts	$ 356,097	$—	$—	$ 356,097
Liabilities:
Futures Contracts	$ (30,226)	$—	$—	$ (30,226)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$6,407,920	$7,726,625
Long-term capital gains	1,402,343	—
Total	$7,810,263	$7,726,625
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 12,355,777
Other temporary differences	(58,946)
Net unrealized appreciation	92,412,655
Distributable earnings/(accumulated loss)	$104,709,486
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains
LVIP MFS International Equity Managed Volatility Fund–14

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
its character as short-term or long-term capital loss.   At December 31, 2019, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2019, the Fund utilized $8,168,265 of capital losses carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	—	—
Service Class	8,918,569	14,875,914
Shares reinvested:
Standard Class	16	22
Service Class	603,483	750,280
	9,522,068	15,626,216
Shares redeemed:
Standard Class	—	—
Service Class	(4,102,384)	(2,368,013)
	(4,102,384)	(2,368,013)
Net increase	5,419,684	13,258,203
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$299,058	Variation margin due from broker on futures contracts	$(16,060)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	57,039	Variation margin due from broker on futures contracts	(14,166)
Total		$356,097		$(30,226)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP MFS International Equity Managed Volatility Fund–15

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,104,486	$(807,734)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(208,374)	189,110
Total		$1,896,112	$(618,624)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$29,462,709	$8,448,427
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP MFS International Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP MFS International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP MFS International Equity Managed Volatility Fund–17

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP MFS International Equity Managed Volatility Fund–18

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP MFS International Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Foreign Large Growth funds category and the MSCI EAFE Net Return Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Growth funds category and the benchmark index. The Board considered LIAC’s comments that the Fund had benefitted from strong security selection and favorable sector allocations in the Equity Sleeve. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS International Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP MFS International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP MFS International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP MFS International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS International Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Equity Managed Volatility Fund–24

LVIP MFS International Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP MFS International Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: MFS Investment Management
The Fund returned 27.56% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI EAFE Growth Index1, returned 27.90%.
Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and decline in Brexit uncertainty helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.
The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve (the “Fed”) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed's actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.
Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates further — sending them deeper into negative territory — restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.
Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefitted from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors plus the fading of certain global risk factors mentioned above hastened spread tightening in the latter part of the period. At the same, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.
A combination of an overweight position and stock selection in the information technology sector contributed to performance relative to the benchmark. Within this sector, holding shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and management consulting, technology and outsourcing services provider Accenture PLC benefited relative results. Additionally, the Fund’s overweight positions in system services provider OBIC (Japan), electronics company Hitachi (Japan) and enterprise applications company SAP (Germany) bolstered relative returns.
Stock selection in the consumer discretionary sector also supported relative performance, led by an overweight position in luxury goods company LVMH (France).
Elsewhere, the Fund’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France) and food company Nestle (Switzerland), and holding shares of industrial gas supplier Linde (Germany), buoyed relative results. Additionally, timing of the fund's ownership in shares of technology and telecommunications services provider SoftBank (Japan) aided relative results.
Stock selection and, to a lesser extent, an underweight position in the health care sector held back relative performance. Within this sector, not holding shares of biopharmaceutical company AstraZeneca (United Kingdom) and biopharmaceutical company CSL Ltd (Australia) weighed on relative results.
A combination of stock selection and, to a lesser extent, an underweight position in the financials sector weakened relative results. Within this sector, timing of the Fund's ownership in shares of financial services provider AEON Financial Service (Japan) and an overweight position in investment management and banking firm UBS (Switzerland) hurt relative results.
Stocks in other sectors that hindered relative performance included not holding shares of lithography systems manufacturer for the semiconductor industry ASML (Netherlands) and holding shares of internet search provider Baidu (China). In addition, the Fund’s overweight positions in diversified industrial manufacturer Rolls-Royce (United Kingdom), wine and alcoholic beverage producer Pernod Ricard (France) and household products manufacturer Reckitt Benckiser (United Kingdom) negatively impacted relative results.
The Fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the Fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Portfolio Managers:
MFS Investment Management:	David A. Antonelli
Matthew Barrett
Kevin M. Dwan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,869. For comparison, look at how the MSCI EAFE Growth Index did over the same period. The same $10,000 investment would have increased to $19,577. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective May 1, 2019, the broad-based benchmark changed from the MSCI EAFE Index in order to reflect the investment strategy of the Fund. For comparison the same $10,000 investment from the same period of time for the MSCI EAFE Index would have increased to $17,085.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 27.56%
Five Years	+ 9.71%
Ten Years	+ 7.63%
Service Class Shares
One Year	+ 27.25%
Five Years	+ 9.44%
Ten Years	+ 7.37%
1. The MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,069.20	0.79%	$4.12
Service Class Shares	1,000.00	1,067.90	1.04%	5.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.79%	$4.02
Service Class Shares	1,000.00	1,020.00	1.04%	5.30

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Security Type/Country	Percentage of Net Assets
Common Stock	98.57%
Australia	1.44%
Brazil	0.26%
Canada	6.13%
China	2.34%
Czech Republic	0.12%
Denmark	1.02%
France	19.78%
Germany	11.03%
Hong Kong	4.17%
India	2.32%
Ireland	0.98%
Israel	1.85%
Italy	0.92%
Japan	10.05%
Mexico	0.66%
Netherlands	1.42%
Peru	0.34%
Republic of Korea	0.72%
Russia	0.09%
Singapore	1.58%
Spain	1.04%
Switzerland	12.91%
Taiwan	2.42%
United Kingdom	12.56%
United States	2.42%
Money Market Fund	1.04%
Total Investments	99.61%
Receivables and Other Assets Net of Liabilities	0.39%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.10%
Banks	3.80%
Beverages	5.29%
Building Products	0.79%
Chemicals	8.61%
Commercial Services & Supplies	1.98%
Consumer Finance	0.75%
Diversified Financial Services	0.89%
Electrical Equipment	3.89%
Electronic Equipment, Instruments & Components	2.26%
Food & Staples Retailing	0.16%
Sector	Percentage of Net Assets
Food Products	7.20%
Gas Utilities	0.15%
Health Care Equipment & Supplies	1.63%
Health Care Providers & Services	1.10%
Hotels, Restaurants & Leisure	2.22%
Household Products	2.03%
Insurance	4.17%
Interactive Media & Services	1.58%
Internet & Direct Marketing Retail	0.75%
IT Services	4.25%
Leisure Products	0.84%
Life Sciences Tools & Services	1.40%
Machinery	0.93%
Metals & Mining	1.41%
Oil, Gas & Consumable Fuels	0.89%
Personal Products	4.12%
Pharmaceuticals	10.20%
Professional Services	2.22%
Road & Rail	2.40%
Semiconductors & Semiconductor Equipment	3.14%
Software	5.64%
Textiles, Apparel & Luxury Goods	7.78%
Tobacco	1.32%
Trading Companies & Distributors	0.79%
Transportation Infrastructure	0.47%
Wireless Telecommunication Services	0.42%
Total	98.57%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Roche Holding	4.70%
SAP	4.62%
Nestle	4.61%
AIA Group	4.17%
LVMH Moet Hennessy Louis Vuitton	3.51%
L'Oreal	2.98%
Novartis	2.67%
Danone	2.59%
Pernod Ricard	2.42%
Canadian National Railway	2.40%
Total	34.67%

IT–Information Technology
LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.57%
Australia–1.44%
Brambles	1,065,408	$ 8,762,458
Oil Search	2,798,716	14,238,992
		23,001,450
Brazil–0.26%
Ambev ADR	900,707	4,197,295
		4,197,295
Canada–6.13%
Agnico Eagle Mines	204,735	12,609,992
Canadian National Railway	422,872	38,248,773
Element Fleet Management	1,655,018	14,134,342
Franco-Nevada	96,116	9,925,066
Ritchie Bros Auctioneers	534,053	22,915,893
		97,834,066
China–2.34%
†51job ADR	60,082	5,100,962
†Alibaba Group Holding ADR	37,005	7,848,761
†Baidu ADR	97,816	12,363,942
China Resources Beer Holdings	960,000	5,309,857
China Resources Gas Group	434,000	2,383,789
Yum China Holdings	89,633	4,303,280
		37,310,591
Czech Republic–0.12%
Komercni banka	53,104	1,944,751
		1,944,751
Denmark–1.02%
Novo Nordisk Class B	279,957	16,223,182
		16,223,182
France–19.78%
Air Liquide	209,489	29,654,956
Danone	499,682	41,420,453
EssilorLuxottica	231,792	35,308,146
Kering	30,339	19,915,091
Legrand	115,976	9,449,758
L'Oreal	160,434	47,509,126
LVMH Moet Hennessy Louis Vuitton	120,565	56,015,478
Pernod Ricard	215,872	38,597,692
Schneider Electric	369,119	37,884,730
		315,755,430
Germany–11.03%
Bayer	357,347	29,051,094
Brenntag	233,303	12,658,246
Fresenius Medical Care & Co.	239,268	17,616,782
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Germany (continued)
GEA Group	446,852	$ 14,776,374
†QIAGEN	338,698	11,540,557
SAP	548,318	73,802,580
Symrise	159,134	16,726,395
		176,172,028
Hong Kong–4.17%
AIA Group	6,339,400	66,548,121
		66,548,121
India–2.32%
Adani Ports & Special Economic Zone	377,853	1,937,486
HDFC Bank ADR	318,432	20,179,036
Infosys ADR	818,912	8,451,172
ITC	1,961,832	6,533,196
		37,100,890
Ireland–0.98%
Flutter Entertainment	128,502	15,700,514
		15,700,514
Israel–1.85%
†Mellanox Technologies	113,356	13,283,056
†Nice ADR	104,335	16,187,575
		29,470,631
Italy–0.92%
Prysmian	609,636	14,716,139
		14,716,139
Japan–10.05%
AEON Financial Service	762,000	12,006,544
Bandai Namco Holdings	220,200	13,395,247
Hitachi	810,800	34,212,303
Japan Airport Terminal	101,000	5,603,996
Japan Tobacco	654,900	14,602,009
Kansai Paint	268,400	6,556,772
Kao	220,700	18,202,248
Obic	110,600	14,897,906
SoftBank Group	154,800	6,720,955
Terumo	610,500	21,657,060
TOTO	300,000	12,668,129
		160,523,169
Mexico–0.66%
Grupo Financiero Banorte Class O	1,431,925	7,994,394
Wal-Mart de Mexico	899,136	2,581,256
		10,575,650
Netherlands–1.42%
Akzo Nobel	222,779	22,650,138
		22,650,138
LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Peru–0.34%
Credicorp	25,242	$ 5,379,827
		5,379,827
Republic of Korea–0.72%
NAVER	71,087	11,437,538
		11,437,538
Russia–0.09%
†Yandex Class A	32,911	1,431,299
		1,431,299
Singapore–1.58%
DBS Group Holdings	1,311,600	25,238,268
		25,238,268
Spain–1.04%
Amadeus IT Group	203,133	16,587,791
		16,587,791
Switzerland–12.91%
†Alcon	76,191	4,315,581
Nestle	679,873	73,606,583
Novartis	450,097	42,619,492
Roche Holding	230,867	75,032,388
Sika	56,576	10,624,710
		206,198,754
Taiwan–2.42%
Delta Electronics	370,000	1,869,934
Taiwan Semiconductor Manufacturing ADR	633,594	36,811,811
		38,681,745
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United Kingdom–12.56%
Burberry Group	443,772	$ 12,961,438
Compass Group	617,940	15,470,088
Croda International	222,427	15,084,890
Diageo	856,301	36,301,868
Experian	591,532	19,996,022
Intertek Group	134,454	10,422,280
†Just Eat	367,646	4,065,341
Linde	169,004	36,263,325
Reckitt Benckiser Group	399,815	32,458,870
†Rolls-Royce Holdings	1,944,491	17,596,994
		200,621,116
United States–2.42%
Accenture Class A	132,322	27,863,044
†Mettler-Toledo International	13,601	10,789,401
		38,652,445
Total Common Stock (Cost $1,067,211,131)		1,573,952,828

MONEY MARKET FUND–1.04%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 1.53%)	16,694,288	16,694,288
Total Money Market Fund (Cost $16,694,288)		16,694,288

TOTAL INVESTMENTS–99.61% (Cost $1,083,905,419)	1,590,647,116
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.39%	6,153,341
NET ASSETS APPLICABLE TO 82,870,523 SHARES OUTSTANDING–100.00%	$1,596,800,457
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($1,344,586,326 / 69,792,821 Shares)	$19.265
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($252,214,131 / 13,077,702 Shares)	$19.286
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$1,101,404,211
Distributable earnings/(accumulated loss)	495,396,246
TOTAL NET ASSETS	$1,596,800,457

† Non-income producing.
★ Includes $349,232 payable for securities purchased, $380,823 payable for fund shares redeemed, $233,350 other accrued expenses payable and $1,063,422 due to manager and affiliates as of December 31, 2019.

LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 40,922,643
Interest	28,838
Foreign taxes withheld	(3,591,536)
37,359,945
EXPENSES:
Management fees	13,006,589
Distribution fees-Service Class	567,878
Shareholder servicing fees	461,520
Accounting and administration expenses	288,177
Custodian fees	145,921
Reports and statements to shareholders	83,048
Professional fees	54,340
Trustees’ fees and expenses	46,935
Pricing fees	4,254
Consulting fees	2,817
Interest expense	1,866
Other	19,988
14,683,333
Less:
Management fees waived	(1,631,449)
Total operating expenses	13,051,884
NET INVESTMENT INCOME	24,308,061
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	6,159,221
Foreign currencies	(91,312)
Net realized gain	6,067,909
Net change in unrealized appreciation (depreciation) of:
Investments	350,292,602
Foreign currencies	46,262
Net change in unrealized appreciation (depreciation)	350,338,864
NET REALIZED AND UNREALIZED GAIN	356,406,773
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$380,714,834
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 24,308,061	$ 19,584,047
Net realized gain	6,067,909	84,689,677
Net change in unrealized appreciation (depreciation)	350,338,864	(230,733,205)
Net increase (decrease) in net assets resulting from operations	380,714,834	(126,459,481)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(79,012,463)	(30,575,049)
Service Class	(13,135,837)	(4,257,858)
	(92,148,300)	(34,832,907)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	88,317,112	191,411,802
Service Class	39,512,780	47,541,940
Reinvestment of dividends and distributions:
Standard Class	79,012,463	30,575,049
Service Class	13,135,837	4,257,858
	219,978,192	273,786,649
Cost of shares redeemed:
Standard Class	(332,485,555)	(209,045,252)
Service Class	(38,222,884)	(30,327,568)
	(370,708,439)	(239,372,820)
Increase (decrease) in net assets derived from capital share transactions	(150,730,247)	34,413,829
NET INCREASE (DECREASE) IN NET ASSETS	137,836,287	(126,878,559)
NET ASSETS:
Beginning of year	1,458,964,170	1,585,842,729
End of year	$1,596,800,457	$1,458,964,170
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 16.018	$ 17.878	$ 13.705	$ 13.700	$ 13.694
Income (loss) from investment operations:
Net investment income[1]	0.285	0.226	0.178	0.207	0.162
Net realized and unrealized gain (loss)	4.061	(1.687)	4.184	0.018	0.013
Total from investment operations	4.346	(1.461)	4.362	0.225	0.175
Less dividends and distributions from:
Net investment income	(0.284)	(0.233)	(0.189)	(0.220)	(0.169)
Net realized gain	(0.815)	(0.166)	—	—	—
Total dividends and distributions	(1.099)	(0.399)	(0.189)	(0.220)	(0.169)
Net asset value, end of period	$ 19.265	$ 16.018	$ 17.878	$ 13.705	$ 13.700
Total return[2]	27.56%	(8.24%)	31.86%	1.66%	1.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,344,586	$1,261,880	$1,387,961	$859,431	$1,140,787
Ratio of expenses to average net assets	0.79%	0.80%	0.79%	0.78%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.89%	0.90%	0.89%	0.88%	0.88%
Ratio of net investment income to average net assets	1.56%	1.29%	1.10%	1.49%	1.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.46%	1.18%	1.00%	1.39%	1.04%
Portfolio turnover	11%	26%	18%	20%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 16.039	$ 17.899	$ 13.724	$ 13.719	$ 13.711
Income (loss) from investment operations:
Net investment income[1]	0.239	0.163	0.137	0.173	0.127
Net realized and unrealized gain (loss)	4.063	(1.667)	4.187	0.018	0.015
Total from investment operations	4.302	(1.504)	4.324	0.191	0.142
Less dividends and distributions from:
Net investment income	(0.240)	(0.190)	(0.149)	(0.186)	(0.134)
Net realized gain	(0.815)	(0.166)	—	—	—
Total dividends and distributions	(1.055)	(0.356)	(0.149)	(0.186)	(0.134)
Net asset value, end of period	$ 19.286	$ 16.039	$ 17.899	$ 13.724	$ 13.719
Total return[2]	27.25%	(8.46%)	31.53%	1.41%	1.05%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$252,214	$197,084	$197,882	$157,684	$157,559
Ratio of expenses to average net assets	1.04%	1.05%	1.04%	1.03%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.14%	1.15%	1.14%	1.13%	1.13%
Ratio of net investment income to average net assets	1.31%	1.04%	0.85%	1.24%	0.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.21%	0.93%	0.75%	1.14%	0.79%
Portfolio turnover	11%	26%	18%	20%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets; 0.95% of the next $50 million; 0.90% of the next $50 million; 0.85% of the next $100 million; and 0.80% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.11% on the first $400 million of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $400 million.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$90,505
Legal	17,915
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $51,900 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$968,278
Distribution fees payable to LFD	52,754
Printing and mailing fees payable to Lincoln Life	3,103
Shareholder servicing fees payable to Lincoln Life	39,287
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $358,460 and securities sales of $4,836,977, which resulted in net realized losses of $198,204.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$177,739,730
Sales	395,163,759
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$1,101,763,465
Aggregate unrealized appreciation of investments	$ 517,513,383
Aggregate unrealized depreciation of investments	(28,629,732)
Net unrealized appreciation of investments	$ 488,883,651
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 23,001,450	$ —	$—	$ 23,001,450
Brazil	4,197,295	—	—	4,197,295
Canada	97,834,066	—	—	97,834,066
China	37,310,591	—	—	37,310,591
Czech Republic	—	1,944,751	—	1,944,751
Denmark	—	16,223,182	—	16,223,182
France	315,755,430	—	—	315,755,430
Germany	14,776,374	161,395,654	—	176,172,028
Hong Kong	66,548,121	—	—	66,548,121
India	37,100,890	—	—	37,100,890
Ireland	15,700,514	—	—	15,700,514
Israel	29,470,631	—	—	29,470,631
Italy	—	14,716,139	—	14,716,139
Japan	—	160,523,169	—	160,523,169
Mexico	10,575,650	—	—	10,575,650
Netherlands	22,650,138	—	—	22,650,138
Peru	5,379,827	—	—	5,379,827
Republic of Korea	—	11,437,538	—	11,437,538
Russia	1,431,299	—	—	1,431,299
Singapore	25,238,268	—	—	25,238,268
Spain	16,587,791	—	—	16,587,791
Switzerland	—	206,198,754	—	206,198,754
Taiwan	38,681,745	—	—	38,681,745
United Kingdom	164,357,791	36,263,325	—	200,621,116
United States	38,652,445	—	—	38,652,445
Money Market Fund	16,694,288	—	—	16,694,288
Total Investments	$981,944,604	$608,702,512	$—	$1,590,647,116
   As a result of utilizing International fair value pricing at December 31, 2019, a portion of the Fund’s common stock investments was categorized as Level 2.
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, tax treatment of passive foreign investment companies (“PFIC”) and former tax treatment of PFIC.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$22,677,489	$33,407,160
Long-term capital gains	69,470,811	1,425,747
Total	$92,148,300	$34,832,907
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 6,478,427
Net unrealized appreciation	488,917,819
Distributable earnings/(accumulated loss)	$495,396,246
LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	4,847,366	10,833,550
Service Class	2,167,425	2,667,899
Shares reinvested:
Standard Class	4,313,735	1,854,463
Service Class	717,557	257,796
	12,046,083	15,613,708
Shares redeemed:
Standard Class	(18,144,938)	(11,545,683)
Service Class	(2,095,154)	(1,693,211)
	(20,240,092)	(13,238,894)
Net increase (decrease)	(8,194,009)	2,374,814
7.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Growth Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS International Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management
LVIP MFS International Growth Fund–18

LVIP MFS International Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS International Growth Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP MFS International Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS International Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP MFS International Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP MFS International Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS International Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Growth Fund–24

LVIP MFS Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP MFS Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Massachusetts Financial Service Company
The Fund returned 29.84% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 1000® Value Index1, returned 26.54%.
Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and decline in Brexit uncertainty helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.
The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve (the “Fed”) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed's actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.
Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates further — sending them deeper into negative territory — restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.
Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefitted from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors plus the fading of certain global risk factors mentioned above hastened spread tightening in the latter part of the period. At the same, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.
A combination of stock selection and overweight positions in both the financials and industrials sectors contributed to performance relative to the benchmark (Russell 1000® Value Index). Within the financials sector, not owning insurance and investment firm Berkshire Hathaway, and holdings of risk management and human capital consulting services provider Aon2 and credit rating agency Moody's2, aided relative returns. The Fund's overweight holdings of global financial services firm JPMorgan Chase and diversified financial services firm Citigroup further lifted relative results. Within the industrials sector, the Fund's holdings of industrial products and equipment manufacturer Illinois Tool Works2 and global security company Northrop Grumman2 benefited relative returns.
Stocks in other sectors that aided relative performance included holdings of IT servicing firm Accenture2 and financial technology services provider Fiserv2, and an underweight position in integrated oil and gas company Exxon Mobil.
A combination of stock selection and an underweight position in the communication services sector detracted from relative performance. Here, not owning strong-performing telecommunication services provider AT&T held back relative returns as the stock outperformed the benchmark during the reporting period.
Elsewhere, not owning shares of financial services firm Bank of America, network equipment company Cisco Systems and retail giant Target negatively impacted relative results as all three stocks outperformed the benchmark during the reporting period. The Fund's overweight holdings of diversified technology company 3M, power & natural gas distributor Duke Energy, pharmaceutical giant Pfizer and oil field services company Schlumberger3 also weighed on relative results. Additionally, an underweight position in shares of household products maker Procter & Gamble detracted from relative performance.
The Fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Portfolio Managers:
Massachusetts Financial Service Company:	Nevin P. Chitkara
Steve R. Gorham
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund
2019 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS Value Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $30,384. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $30,504. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 29.84%
Five Years	+ 9.29%
Ten Years	+ 11.75%
Service Class Shares
One Year	+ 29.52%
Five Years	+ 9.02%
Ten Years	+ 11.48%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
2. Security is not a benchmark constituent.
3. Security was not held in the portfolio at period end.
LVIP MFS Value Fund–2

LVIP MFS Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,096.20	0.67%	$3.54
Service Class Shares	1,000.00	1,094.80	0.92%	4.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.67%	$3.41
Service Class Shares	1,000.00	1,020.50	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.67%
Aerospace & Defense	4.48%
Auto Components	1.07%
Automobiles	0.10%
Banks	14.82%
Beverages	1.96%
Building Products	1.16%
Capital Markets	6.75%
Chemicals	3.97%
Consumer Finance	0.75%
Diversified Telecommunication Services	0.46%
Electric Utilities	5.95%
Electrical Equipment	1.20%
Equity Real Estate Investment Trusts	0.34%
Food Products	3.00%
Health Care Equipment & Supplies	5.99%
Health Care Providers & Services	2.71%
Household Products	1.16%
Industrial Conglomerates	2.83%
Insurance	7.68%
IT Services	5.93%
Life Sciences Tools & Services	1.43%
Machinery	3.87%
Media	2.94%
Oil, Gas & Consumable Fuels	3.22%
Pharmaceuticals	7.12%
Professional Services	0.83%
Road & Rail	1.84%
Semiconductors & Semiconductor Equipment	3.24%
Textiles, Apparel & Luxury Goods	0.07%
Tobacco	1.80%
Money Market Fund	1.24%
Total Investments	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
JPMorgan Chase & Co.	4.95%
Johnson & Johnson	3.37%
Medtronic	2.92%
Comcast Class A	2.80%
Accenture Class A	2.72%
Citigroup	2.55%
Aon	2.34%
Duke Energy	2.24%
US Bancorp	2.18%
Wells Fargo & Co.	2.17%
Total	28.24%

IT–Information Technology

LVIP MFS Value Fund–4

LVIP MFS Value Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.67%
Aerospace & Defense–4.48%
Lockheed Martin	48,702	$ 18,963,585
Northrop Grumman	99,424	34,198,873
United Technologies	165,902	24,845,484
		78,007,942
Auto Components–1.07%
Aptiv	163,327	15,511,165
Lear	22,549	3,093,723
		18,604,888
Automobiles–0.10%
Harley-Davidson	47,893	1,781,141
		1,781,141
Banks–14.82%
Citigroup	555,084	44,345,661
JPMorgan Chase & Co.	618,542	86,224,755
PNC Financial Services Group	161,011	25,702,186
Truist Financial	460,771	25,950,623
US Bancorp	639,668	37,925,915
Wells Fargo & Co.	701,706	37,751,783
		257,900,923
Beverages–1.96%
Diageo	584,292	24,770,368
PepsiCo	68,139	9,312,557
		34,082,925
Building Products–1.16%
Johnson Controls International	493,833	20,103,941
		20,103,941
Capital Markets–6.75%
Bank of New York Mellon	297,316	14,963,914
BlackRock	33,455	16,817,829
Goldman Sachs Group	123,957	28,501,433
Moody's	58,248	13,828,658
Nasdaq	191,493	20,508,900
State Street	180,246	14,257,459
T. Rowe Price Group	70,724	8,617,012
		117,495,205
Chemicals–3.97%
Corteva	67,753	2,002,779
DuPont de Nemours	212,835	13,664,007
PPG Industries	256,341	34,218,960
Sherwin-Williams	33,069	19,297,084
		69,182,830
Consumer Finance–0.75%
American Express	104,431	13,000,615
		13,000,615
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services–0.46%
Verizon Communications	131,421	$ 8,069,249
		8,069,249
Electric Utilities–5.95%
Duke Energy	428,077	39,044,903
FirstEnergy	489,241	23,777,113
Southern	507,057	32,299,531
Xcel Energy	131,559	8,352,681
		103,474,228
Electrical Equipment–1.20%
Eaton	220,334	20,870,036
		20,870,036
Equity Real Estate Investment Trusts–0.34%
Public Storage	27,367	5,828,076
		5,828,076
Food Products–3.00%
Archer-Daniels-Midland	206,035	9,549,722
Danone	92,039	7,629,447
JM Smucker	55,253	5,753,495
Nestle	270,160	29,248,925
		52,181,589
Health Care Equipment & Supplies–5.99%
Abbott Laboratories	253,676	22,034,297
Danaher	205,558	31,549,042
Medtronic	447,320	50,748,454
		104,331,793
Health Care Providers & Services–2.71%
Cigna	174,096	35,600,891
McKesson	83,708	11,578,491
		47,179,382
Household Products–1.16%
Colgate-Palmolive	46,731	3,216,962
Kimberly-Clark	42,465	5,841,061
Procter & Gamble	30,426	3,800,207
Reckitt Benckiser Group	91,152	7,400,150
		20,258,380
Industrial Conglomerates–2.83%
3M	82,874	14,620,631
Honeywell International	196,022	34,695,894
		49,316,525
Insurance–7.68%
Aon	195,373	40,694,242
Chubb	232,434	36,180,676
Marsh & McLennan	232,260	25,876,087
Travelers	225,949	30,943,716
		133,694,721
LVIP MFS Value Fund–5

LVIP MFS Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services–5.93%
Accenture Class A	224,957	$ 47,369,196
Cognizant Technology Solutions Class A	108,005	6,698,470
Fidelity National Information Services	166,111	23,104,379
†Fiserv	225,718	26,099,772
		103,271,817
Life Sciences Tools & Services–1.43%
Thermo Fisher Scientific	76,644	24,899,336
		24,899,336
Machinery–3.87%
Illinois Tool Works	163,559	29,380,103
Ingersoll-Rand	135,995	18,076,455
Stanley Black & Decker	119,851	19,864,105
		67,320,663
Media–2.94%
Comcast Class A	1,082,721	48,689,963
Omnicom Group	31,606	2,560,718
		51,250,681
Oil, Gas & Consumable Fuels–3.22%
Chevron	100,934	12,163,556
EOG Resources	149,801	12,547,332
Exxon Mobil	144,042	10,051,251
Pioneer Natural Resources	45,182	6,839,199
Suncor Energy	438,413	14,368,994
		55,970,332
Pharmaceuticals–7.12%
Johnson & Johnson	401,596	58,580,809
Merck & Co.	215,897	19,635,832
Novartis	41,401	3,920,243
Pfizer	863,685	33,839,178
Roche Holding	24,410	7,933,315
		123,909,377
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services–0.83%
Equifax	102,621	$ 14,379,255
		14,379,255
Road & Rail–1.84%
Canadian National Railway	105,512	9,543,560
Union Pacific	124,425	22,494,796
		32,038,356
Semiconductors & Semiconductor Equipment–3.24%
Analog Devices	93,672	11,131,980
NXP Semiconductors	62,589	7,965,076
Texas Instruments	290,582	37,278,765
		56,375,821
Textiles, Apparel & Luxury Goods–0.07%
Hanesbrands	85,296	1,266,646
		1,266,646
Tobacco–1.80%
Altria Group	157,191	7,845,403
Philip Morris International	275,189	23,415,832
		31,261,235
Total Common Stock (Cost $960,188,168)		1,717,307,908

MONEY MARKET FUND–1.24%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	21,667,717	21,667,717
Total Money Market Fund (Cost $21,667,717)		21,667,717

TOTAL INVESTMENTS–99.91% (Cost $981,855,885)	1,738,975,625
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	1,553,093
NET ASSETS APPLICABLE TO 37,479,497 SHARES OUTSTANDING–100.00%	$1,740,528,718
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND STANDARD CLASS ($670,396,576 / 14,429,037 Shares)	$46.462
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND SERVICE CLASS ($1,070,132,142 / 23,050,460 Shares)	$46.426
LVIP MFS Value Fund–6

LVIP MFS Value Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$ 998,885,171
Distributable earnings/(accumulated loss)	741,643,547
TOTAL NET ASSETS	$1,740,528,718

† Non-income producing.
★ Includes $429,898 payable for fund shares redeemed, $109,902 other accrued expenses payable and $1,140,966 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–7

LVIP MFS Value Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 36,891,901
Interest	356,166
Foreign taxes withheld	(228,458)
37,019,609
EXPENSES:
Management fees	9,427,744
Distribution fees-Service Class	2,457,839
Shareholder servicing fees	452,675
Accounting and administration expenses	278,696
Reports and statements to shareholders	121,761
Trustees’ fees and expenses	46,235
Professional fees	41,048
Custodian fees	17,047
Pricing fees	6,523
Consulting fees	2,846
Other	29,311
Total operating expenses	12,881,725
NET INVESTMENT INCOME	24,137,884
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	7,759,207
Foreign currencies	(3,769)
Net realized gain	7,755,438
Net change in unrealized appreciation (depreciation) of:
Investments	365,839,975
Foreign currencies	14,277
Net change in unrealized appreciation (depreciation)	365,854,252
NET REALIZED AND UNREALIZED GAIN	373,609,690
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$397,747,574
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 24,137,884	$ 22,978,052
Net realized gain	7,755,438	16,681,415
Net change in unrealized appreciation (depreciation)	365,854,252	(189,802,545)
Net increase (decrease) in net assets resulting from operations	397,747,574	(150,143,078)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(17,608,970)	(27,324,975)
Service Class	(26,430,927)	(47,660,561)
	(44,039,897)	(74,985,536)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	111,847,434	131,138,333
Service Class	95,482,011	85,266,785
Reinvestment of dividends and distributions:
Standard Class	17,608,970	27,324,975
Service Class	26,430,927	47,660,561
	251,369,342	291,390,654
Cost of shares redeemed:
Standard Class	(81,495,725)	(57,296,235)
Service Class	(138,922,127)	(129,303,683)
	(220,417,852)	(186,599,918)
Increase in net assets derived from capital share transactions	30,951,490	104,790,736
NET INCREASE (DECREASE) IN NET ASSETS	384,659,167	(120,337,878)
NET ASSETS:
Beginning of year	1,355,869,551	1,476,207,429
End of year	$1,740,528,718	$1,355,869,551
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–8

LVIP MFS Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 36.798	$ 43.085	$ 37.927	$ 35.359	$ 37.268
Income (loss) from investment operations:
Net investment income[1]	0.731	0.722	0.635	0.728	0.757
Net realized and unrealized gain (loss)	10.207	(4.818)	5.993	4.166	(0.990)
Total from investment operations	10.938	(4.096)	6.628	4.894	(0.233)
Less dividends and distributions from:
Net investment income	(0.744)	(0.733)	(0.729)	(0.726)	(0.765)
Net realized gain	(0.530)	(1.458)	(0.741)	(1.600)	(0.911)
Total dividends and distributions	(1.274)	(2.191)	(1.470)	(2.326)	(1.676)
Net asset value, end of period	$ 46.462	$ 36.798	$ 43.085	$ 37.927	$ 35.359
Total return[2]	29.84%	(9.99%)	17.63%	14.06%	(0.54%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$670,397	$492,642	$471,467	$354,924	$206,615
Ratio of expenses to average net assets	0.67%	0.68%	0.67%	0.66%	0.66%
Ratio of net investment income to average net assets	1.70%	1.71%	1.55%	1.97%	2.04%
Portfolio turnover	12%	11%	13%	15%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–9

LVIP MFS Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 36.778	$ 43.059	$ 37.912	$ 35.352	$ 37.262
Income (loss) from investment operations:
Net investment income[1]	0.622	0.617	0.531	0.632	0.664
Net realized and unrealized gain (loss)	10.192	(4.813)	5.984	4.162	(0.991)
Total from investment operations	10.814	(4.196)	6.515	4.794	(0.327)
Less dividends and distributions from:
Net investment income	(0.636)	(0.627)	(0.627)	(0.634)	(0.672)
Net realized gain	(0.530)	(1.458)	(0.741)	(1.600)	(0.911)
Total dividends and distributions	(1.166)	(2.085)	(1.368)	(2.234)	(1.583)
Net asset value, end of period	$ 46.426	$ 36.778	$ 43.059	$ 37.912	$ 35.352
Total return[2]	29.52%	(10.22%)	17.33%	13.78%	(0.79%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,070,132	$ 863,228	$1,004,740	$898,436	$842,931
Ratio of expenses to average net assets	0.92%	0.93%	0.92%	0.91%	0.91%
Ratio of net investment income to average net assets	1.45%	1.46%	1.30%	1.72%	1.79%
Portfolio turnover	12%	11%	13%	15%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–10

LVIP MFS Value Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).
 Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP MFS Value Fund–11

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the Fund’s average daily net assets; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% of the Fund’s average daily net assets in excess of $1.5 billion.   The management fee is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$87,886
Legal	17,381
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $91,025 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$874,264
Distribution fees payable to LFD	224,475
Shareholder servicing fees payable to Lincoln Life	42,227
LVIP MFS Value Fund–12

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$205,968,161
Sales	191,993,574
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$997,637,858
Aggregate unrealized appreciation of investments	$747,296,570
Aggregate unrealized depreciation of investments	(5,958,803)
Net unrealized appreciation of investments	$741,337,767
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP MFS Value Fund–13

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 78,007,942	$ —	$—	$ 78,007,942
Auto Components	18,604,888	—	—	18,604,888
Automobiles	1,781,141	—	—	1,781,141
Banks	257,900,923	—	—	257,900,923
Beverages	34,082,925	—	—	34,082,925
Building Products	20,103,941	—	—	20,103,941
Capital Markets	117,495,205	—	—	117,495,205
Chemicals	69,182,830	—	—	69,182,830
Consumer Finance	13,000,615	—	—	13,000,615
Diversified Telecommunication Services	8,069,249	—	—	8,069,249
Electric Utilities	103,474,228	—	—	103,474,228
Electrical Equipment	20,870,036	—	—	20,870,036
Equity Real Estate Investment Trusts	5,828,076	—	—	5,828,076
Food Products	22,932,664	29,248,925	—	52,181,589
Health Care Equipment & Supplies	104,331,793	—	—	104,331,793
Health Care Providers & Services	47,179,382	—	—	47,179,382
Household Products	20,258,380	—	—	20,258,380
Industrial Conglomerates	49,316,525	—	—	49,316,525
Insurance	133,694,721	—	—	133,694,721
IT Services	103,271,817	—	—	103,271,817
Life Sciences Tools & Services	24,899,336	—	—	24,899,336
Machinery	67,320,663	—	—	67,320,663
Media	51,250,681	—	—	51,250,681
Oil, Gas & Consumable Fuels	55,970,332	—	—	55,970,332
Pharmaceuticals	112,055,819	11,853,558	—	123,909,377
Professional Services	14,379,255	—	—	14,379,255
Road & Rail	32,038,356	—	—	32,038,356
Semiconductors & Semiconductor Equipment	56,375,821	—	—	56,375,821
Textiles, Apparel & Luxury Goods	1,266,646	—	—	1,266,646
Tobacco	31,261,235	—	—	31,261,235
Money Market Fund	21,667,717	—	—	21,667,717
Total Investments	$1,697,873,142	$41,102,483	$—	$1,738,975,625
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$24,590,307	$22,967,433
Long-term capital gains	19,449,590	52,018,103
Total	$44,039,897	$74,985,536
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1
Undistributed long-term capital gains	295,126
Net unrealized appreciation	741,348,420
Distributable earnings/(accumulated loss)	$741,643,547
LVIP MFS Value Fund–14

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transactions:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$3	$(3)

6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	2,597,060	3,126,239
Service Class	2,228,722	2,042,860
Shares reinvested:
Standard Class	389,148	664,051
Service Class	585,720	1,155,882
	5,800,650	6,989,032
Shares redeemed:
Standard Class	(1,944,831)	(1,345,318)
Service Class	(3,235,416)	(3,061,272)
	(5,180,247)	(4,406,590)
Net increase	620,403	2,582,442
7. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP MFS Value Fund–15

LVIP MFS Value Fund
Notes to Financial Statements (continued)
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS Value Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP MFS Value Fund–17

LVIP MFS Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP MFS Value Fund–18

LVIP MFS Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of LVIP MFS Value Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP MFS Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one- and ten-year periods, below the return of the Morningstar peer group median and the benchmark index for the three-year period and above the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, as well as the fees charged to comparable clients subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP MFS Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP MFS Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS Value Fund–24

LVIP Mondrian International Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Mondrian International Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Mondrian Investment Partners Limited
The Fund returned 18.17% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 22.01%.
Despite geopolitical and economic uncertainty, international equities generated strong returns over twelve months, supported by dovish central banks. Asia Pacific markets lagged European markets as trade-related concerns weighed on Japan, and political protests held back returns in Hong Kong. The growth style continued to outperform the value style as central banks committed to further monetary easing.
In a challenging period for value investors, the Fund’s returns exceeded the returns of the value sub-index but lagged the broader benchmark, capturing most but not all of the upside in a very strong market.
Country allocation effects were broadly neutral in Asia Pacific markets, as the positive effect of the exposure to Taiwan was broadly offset by the overweight positions in Hong Kong and Singapore. The Japanese equity market lagged as economically-sensitive sectors were held back by increased global trade tensions, slowing growth and yen appreciation. The Fund’s underweight position in Japan slightly added to relative returns. The Hong Kong market posted the weakest returns in Asia Pacific as the escalation of pro-democracy protests during the summer weighed on sentiment.
Country allocation effects weighed on relative returns in European markets. UK equity market returns were somewhat held back by Brexit-related uncertainty, although the market did recover most of the ground in the fourth quarter following Prime Minister Boris Johnson’s parliamentary majority in December’s general election. The Dutch equity market rose strongly during the period driven by returns in the semiconductor companies. The Fund’s overweight position in the UK and underweight position in the Netherlands weighed on relative returns.
Strong stock selection in the UK was more than offset by stock selection in Sweden and Germany. In December, a decisive UK general election victory for the Conservative Party drove a recovery in domestically-focused UK stocks and the British pound. The Fund’s significant exposure to domestically-oriented stocks was supportive for returns, in particular SSE, the integrated utility, Lloyds, the retail bank, and Travis Perkins, the building materials supplier.
Stock selection in Germany and Sweden held back relative returns. In Germany, auto-related stocks struggled following the introduction of a new emissions testing regime, weak global sales data and China’s reintroduction of tariffs on US autos. The returns of Continental, the tires and auto parts manufacturer, and Daimler, the auto manufacturer, weighed on relative investment returns. In Sweden, relative returns were held back by the Fund’s exposure to Telia, the telecommunications service provider, following rising levels of competition in Sweden.
The overweight positions in the energy sector and the communication services sector weighed on relative returns. The energy sector was the weakest sector over twelve months as demand concerns and forecasts for strong non-OPEC supply growth weighed on oil prices. The traditionally defensive communication services sector lagged a very strongly rising market on concerns around pricing power.
Stock selection within sectors also held back relative returns, driven by stock selection in the consumer discretionary sector which saw a divergence in returns between the outperforming luxury brands and the autos. This effect was partly offset by strong stock selection in the utilities sector, driven by the Fund’s positions in Iberdrola (now fully divested), Enel, SSE and National Grid.
The Fund’s overweight position in the British pound, which was the strongest-performing major currency over the period, added to relative returns. This was only partly offset by the Fund’s slight underweight position in the Japanese yen.
Portfolio Managers:
Mondrian Investment Partners Limited:	Elizabeth A. Desmond
Alex Simcox
Nigel A. Bliss
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian International Value Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,237. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,085. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 18.17%
Five Years	+ 4.91%
Ten Years	+ 4.97%
Service Class Shares
One Year	+ 17.88%
Five Years	+ 4.65%
Ten Years	+ 4.70%
1. The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,075.70	0.76%	$3.98
Service Class Shares	1,000.00	1,074.40	1.01%	5.28
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.40	0.76%	$3.87
Service Class Shares	1,000.00	1,020.10	1.01%	5.14

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Security Type/Country	Percentage of Net Assets
Common Stock	99.26%
Australia	1.19%
Denmark	1.53%
France	7.18%
Germany	10.25%
Hong Kong	7.56%
Italy	4.59%
Japan	24.71%
Netherlands	3.76%
Singapore	4.47%
Spain	2.79%
Sweden	2.48%
Switzerland	5.52%
Taiwan	1.80%
United Kingdom	21.43%
Preferred Stock	0.13%
Total Investments	99.39%
Receivables and Other Assets Net of Liabilities	0.61%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Auto Components	3.89%
Automobiles	5.55%
Banks	10.70%
Beverages	1.95%
Building Products	2.73%
Chemicals	1.78%
Commercial Services & Supplies	3.38%
Diversified Telecommunication Services	6.46%
Electric Utilities	5.32%
Electrical Equipment	4.12%
Electronic Equipment, Instruments & Components	2.33%
Energy Equipment & Services	1.09%
Food & Staples Retailing	3.19%
Food Products	2.06%
Household Durables	1.31%
Industrial Conglomerates	3.63%
Insurance	6.93%
IT Services	1.72%
Media	2.07%
Multi-Utilities	0.59%
Oil, Gas & Consumable Fuels	7.68%
Pharmaceuticals	12.05%
Semiconductors & Semiconductor Equipment	1.80%
Specialty Retail	1.79%
Technology Hardware, Storage & Peripherals	2.62%
Trading Companies & Distributors	0.79%
Wireless Telecommunication Services	1.86%
Total	99.39%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
United Overseas Bank	3.17%
SSE	3.15%
Royal Dutch Shell Class B	3.12%
Lloyds Banking Group	3.01%
Takeda Pharmaceutical	2.90%
CK Hutchison Holdings	2.88%
Banco Santander	2.79%
Cie de Saint-Gobain	2.73%
Sanofi	2.73%
GlaxoSmithKline	2.71%
Total	29.19%

IT–Information Technology
LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.26%
Australia–1.19%
QBE Insurance Group	1,405,829	$ 12,706,641
		12,706,641
Denmark–1.53%
ISS	677,942	16,267,107
		16,267,107
France–7.18%
Cie de Saint-Gobain	709,263	29,038,680
Sanofi	288,572	29,009,205
Societe Generale	528,085	18,371,826
		76,419,711
Germany–10.25%
Allianz	107,361	26,306,427
Continental	206,920	26,740,323
Daimler	400,411	22,136,439
Deutsche Telekom	913,348	14,926,090
Evonik Industries	620,737	18,958,737
		109,068,016
Hong Kong–7.56%
China Mobile	2,357,500	19,816,518
CK Hutchison Holdings	3,210,000	30,607,523
Jardine Matheson Holdings	145,000	8,062,000
WH Group	21,223,000	21,924,868
		80,410,909
Italy–4.59%
Enel	2,900,996	23,044,999
Eni	1,658,410	25,757,144
		48,802,143
Japan–24.71%
Coca-Cola Bottlers Japan Holdings	814,200	20,803,039
FUJIFILM Holdings	584,900	27,932,403
Fujitsu	194,800	18,322,075
Honda Motor	932,600	26,394,014
Isuzu Motors	775,200	9,163,455
Kyocera	363,800	24,795,033
Mitsubishi Electric	1,256,500	17,108,107
Nippon Telegraph & Telephone	537,000	13,571,971
Otsuka Holdings	421,200	18,774,667
Secom	35,800	3,194,888
Sekisui Chemical	804,600	13,959,736
Sumitomo Electric Industries	976,900	14,671,236
Takeda Pharmaceutical	781,200	30,898,171
Tokio Marine Holdings	418,000	23,403,310
		262,992,105
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Netherlands–3.76%
Koninklijke Ahold Delhaize	271,462	$ 6,788,803
Royal Dutch Shell Class B	1,120,000	33,224,142
		40,012,945
Singapore–4.47%
Singapore Telecommunications	5,508,000	13,799,156
United Overseas Bank	1,717,981	33,734,993
		47,534,149
Spain–2.79%
Banco Santander	7,097,029	29,693,549
		29,693,549
Sweden–2.48%
Telia	6,144,538	26,400,160
		26,400,160
Switzerland–5.52%
ABB	1,106,077	26,682,047
Novartis	219,061	20,742,792
Zurich Insurance Group	27,732	11,375,644
		58,800,483
Taiwan–1.80%
Taiwan Semiconductor Manufacturing	829,000	9,153,651
Taiwan Semiconductor Manufacturing ADR	171,909	9,987,913
		19,141,564
United Kingdom–21.43%
BP	3,643,497	22,760,243
G4S	5,707,357	16,480,722
GlaxoSmithKline	1,223,085	28,821,546
John Wood Group	2,198,072	11,602,590
Kingfisher	6,643,014	19,094,557
Lloyds Banking Group	38,674,101	32,017,317
National Grid	498,344	6,233,384
SSE	1,760,341	33,542,186
Tesco	8,024,340	27,125,308
Travis Perkins	394,697	8,375,505
WPP	1,557,466	22,002,099
		228,055,457
Total Common Stock (Cost $951,126,789)		1,056,304,939
PREFERRED STOCK–0.13%
Germany–0.13%
Bayerische Motoren Werke 6.21%	21,446	1,320,259
Total Preferred Stock (Cost $1,547,482)		1,320,259
LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.39% (Cost $952,674,271)	$1,057,625,198
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.61%	6,524,094
NET ASSETS APPLICABLE TO 62,745,967 SHARES OUTSTANDING–100.00%	$1,064,149,292
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($768,882,806 / 45,329,279 Shares)	$16.962
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($295,266,486 / 17,416,688 Shares)	$16.953
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$ 953,297,268
Distributable earnings/(accumulated loss)	110,852,024
TOTAL NET ASSETS	$1,064,149,292

★ Includes $419,597 payable for securities purchased, $452,698 payable for fund shares redeemed, $158,342 other accrued expenses payable, $706,393 due to manager and affiliates and $2,772,790 due to custodian as of December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 45,963,952
Foreign taxes withheld	(3,514,009)
42,449,943
EXPENSES:
Management fees	7,100,149
Distribution fees-Service Class	709,393
Shareholder servicing fees	299,674
Accounting and administration expenses	198,086
Reports and statements to shareholders	87,465
Custodian fees	81,135
Professional fees	38,672
Trustees’ fees and expenses	30,067
Pricing fees	3,984
Consulting fees	2,353
Interest expense	1,740
Other	17,117
Total operating expenses	8,569,835
NET INVESTMENT INCOME	33,880,108
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	24,402,310
Foreign currencies	28,216
Net realized gain	24,430,526
Net change in unrealized appreciation (depreciation) of:
Investments	116,580,423
Foreign currencies	(3,119)
Net change in unrealized appreciation (depreciation)	116,577,304
NET REALIZED AND UNREALIZED GAIN	141,007,830
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$174,887,938
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 33,880,108	$ 34,321,511
Net realized gain	24,430,526	24,618,987
Net change in unrealized appreciation (depreciation)	116,577,304	(188,102,982)
Net increase (decrease) in net assets resulting from operations	174,887,938	(129,162,484)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(43,740,626)	(35,887,259)
Service Class	(16,039,583)	(12,482,903)
	(59,780,209)	(48,370,162)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	59,286,783	74,874,232
Service Class	28,360,850	30,854,138
Reinvestment of dividends and distributions:
Standard Class	43,740,626	35,887,259
Service Class	16,039,583	12,482,903
	147,427,842	154,098,532
Cost of shares redeemed:
Standard Class	(144,963,662)	(147,985,195)
Service Class	(48,036,393)	(43,879,523)
	(193,000,055)	(191,864,718)
Decrease in net assets derived from capital share transactions	(45,572,213)	(37,766,186)
NET INCREASE (DECREASE) IN NET ASSETS	69,535,516	(215,298,832)
NET ASSETS:
Beginning of year	994,613,776	1,209,912,608
End of year	$1,064,149,292	$ 994,613,776
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 15.218	$ 18.031	$ 15.381	$ 15.782	$ 16.942
Income (loss) from investment operations:
Net investment income[1]	0.550	0.544	0.495	0.517	0.457
Net realized and unrealized gain (loss)	2.174	(2.578)	2.779	0.114	(1.101)
Total from investment operations	2.724	(2.034)	3.274	0.631	(0.644)
Less dividends and distributions from:
Net investment income	(0.624)	(0.558)	(0.593)	(0.470)	(0.516)
Net realized gain	(0.356)	(0.221)	(0.031)	(0.562)	—
Total dividends and distributions	(0.980)	(0.779)	(0.624)	(1.032)	(0.516)
Net asset value, end of period	$ 16.962	$ 15.218	$ 18.031	$ 15.381	$ 15.782
Total return[2]	18.17%	(11.42%)	21.34%	4.01%	(3.79%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$768,883	$ 726,792	$893,651	$838,576	$842,056
Ratio of expenses to average net assets	0.76%	0.76%	0.75%	0.73%	0.73%
Ratio of net investment income to average net assets	3.35%	3.08%	2.88%	3.28%	2.61%
Portfolio turnover	20%	19%	19%	21%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 15.212	$ 18.021	$ 15.375	$ 15.777	$ 16.934
Income (loss) from investment operations:
Net investment income[1]	0.508	0.499	0.451	0.477	0.412
Net realized and unrealized gain (loss)	2.172	(2.574)	2.779	0.114	(1.096)
Total from investment operations	2.680	(2.075)	3.227	0.591	(0.684)
Less dividends and distributions from:
Net investment income	(0.583)	(0.513)	(0.550)	(0.431)	(0.473)
Net realized gain	(0.356)	(0.221)	(0.031)	(0.562)	—
Total dividends and distributions	(0.939)	(0.734)	(0.581)	(0.993)	(0.473)
Net asset value, end of period	$ 16.953	$ 15.212	$ 18.021	$ 15.375	$ 15.777
Total return[2]	17.88%	(11.64%)	21.04%	3.75%	(4.03%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$295,266	$ 267,822	$316,262	$302,137	$309,288
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	0.98%	0.98%
Ratio of net investment income to average net assets	3.10%	2.83%	2.63%	3.03%	2.36%
Portfolio turnover	20%	19%	19%	21%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the Fund’s average daily net assets; 0.75% of the next $200 million; and 0.60% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$58,943
Legal	11,677
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $66,292 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$617,551
Distribution fees payable to LFD	62,388
Printing and mailing fees payable to Lincoln Life	300
Shareholder servicing fees payable to Lincoln Life	26,154
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$203,082,255
Sales	272,441,907
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$970,572,618
Aggregate unrealized appreciation of investments	$153,870,198
Aggregate unrealized depreciation of investments	(66,812,388)
Net unrealized appreciation of investments	$ 87,057,810
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 12,706,641	$ —	$—	$ 12,706,641
Denmark	16,267,107	—	—	16,267,107
France	76,419,711	—	—	76,419,711
Germany	—	109,068,016	—	109,068,016
Hong Kong	80,410,909	—	—	80,410,909
Italy	—	48,802,143	—	48,802,143
Japan	—	262,992,105	—	262,992,105
Netherlands	40,012,945	—	—	40,012,945
Singapore	47,534,149	—	—	47,534,149
Spain	29,693,549	—	—	29,693,549
Sweden	—	26,400,160	—	26,400,160
Switzerland	—	58,800,483	—	58,800,483
Taiwan	19,141,564	—	—	19,141,564
United Kingdom	228,055,457	—	—	228,055,457
Preferred Stock	—	1,320,259	—	1,320,259
Total Investments	$550,242,032	$507,383,166	$—	$1,057,625,198
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales and tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$39,169,184	$39,853,251
Long-term capital gains	20,611,025	8,516,911
Total	$59,780,209	$48,370,162
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 570,446
Undistributed long-term capital gains	23,243,740
Other temporary differences	1
Net unrealized appreciation	87,037,837
Distributable earnings/(accumulated loss)	$110,852,024
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.   At December 31, 2019, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	3,712,767	4,298,298
Service Class	1,744,158	1,765,717
Shares reinvested:
Standard Class	2,651,034	2,268,647
Service Class	973,481	788,645
	9,081,440	9,121,307
Shares redeemed:
Standard Class	(8,793,646)	(8,369,545)
Service Class	(2,906,813)	(2,498,376)
	(11,700,459)	(10,867,921)
Net decrease	(2,619,019)	(1,746,614)
7. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 7. Market Risk (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Mondrian International Value Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Mondrian International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Mondrian International Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Mondrian International Value Fund–15

LVIP Mondrian International Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the
LVIP Mondrian International Value Fund–16

LVIP Mondrian International Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the LVIP Mondrian International Value Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the backgrounds of the portfolio managers and Mondrian’s investment decision-making approach. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Mondrian International Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the benchmark index for the three-, five- and ten-year periods. The Board determined that the services provided by Mondrian were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the contractual fee rates charged to other accounts with an investment strategy similar to the Fund’s advised by Mondrian. The Board considered that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by Mondrian as to any additional benefits it receives and noted that none were identified with respect to the Fund.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Mondrian International Value Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Mondrian International Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Mondrian International Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Mondrian International Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Mondrian International Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Mondrian International Value Fund–22

LVIP Multi-Manager Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Multi-Manager Global Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 19.77% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the LVIP Multi-Manager Global Equity Composite1, returned 27.65% and its broad-based benchmark index, the S&P 500® Index2, returned 31.49%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by P/E multiple expansion that resulted from declining interest rates, particularly since S&P 500 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund utilizes a volatility management overlay and invests in global equities. The Fund has exposure to both growth and value factors through allocations to multiple strategies. During the calendar year 2019, exposure to developed international and value oriented equities generally detracted from relative returns, while exposure to growth oriented equities generally contributed to relative returns.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in 2018 Q4 and subsequent sharp market recovery in 2019 Q1 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Multi-Manager Global Equity Managed Volatility Fund–1

LVIP Multi-Manager Global Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
LVIP Multi-Manager Global Equity Managed Volatility Fund
Growth of $10,000 invested 5/1/14 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Multi-Manager Global Equity Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,089 for the Standard Class shares and to $12,831 for the Service Class shares. For comparison, look at how the LVIP Multi-Manager Global Equity Composite and S&P 500® Index did from 5/1/14 through 12/31/19. The same $10,000 investment would have increased to $16,486 and $19,273, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 19.77%
Five Years	+ 5.53%
Inception (5/1/14)	+ 4.86%
Service Class Shares
One Year	+ 19.35%
Five Years	+ 5.16%
Inception (5/1/14)	+ 4.49%
1. The LVIP Multi-Manager Global Equity Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The Multi-Manager Global Equity Composite is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index , 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Multi-Manager Global Equity Managed Volatility Fund–2

LVIP Multi-Manager Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,070.90	0.22%	$1.15
Service Class Shares	1,000.00	1,068.90	0.57%	2.97
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.30	0.57%	2.91

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund–3

LVIP Multi-Manager Global Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.09%
Investment Companies	95.09%
Equity Fund	38.12%
International Equity Funds	56.97%
Unaffiliated Investment	4.77%
Investment Company	4.77%
Money Market Fund	4.77%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%
LVIP Multi-Manager Global Equity Managed Volatility Fund–4

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.09%
INVESTMENT COMPANIES–95.09%
Equity Fund–38.12%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	2,254,195	$ 32,383,773
		32,383,773
International Equity Funds–56.97%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Dimensional International Core Equity Fund	735,276	8,069,655
LVIP Loomis Sayles Global Growth Fund	2,647,463	32,351,996
LVIP SSGA Developed International 150 Fund	976,909	7,965,714
		48,387,365
Total Affiliated Investments (Cost $71,395,540)		80,771,138
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.77%
INVESTMENT COMPANY–4.77%
Money Market Fund–4.77%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	4,049,209	$ 4,049,209
Total Unaffiliated Investment (Cost $4,049,209)		4,049,209

TOTAL INVESTMENTS–99.86% (Cost $75,444,749)	84,820,347
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	116,432
NET ASSETS APPLICABLE TO 7,851,102 SHARES OUTSTANDING–100.00%	$84,936,779

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
3	British Pound	$ 249,225	$ 248,418	3/16/20	$ 807	$ —
3	Euro	423,075	420,455	3/16/20	2,620	—
3	Japanese Yen	346,706	347,743	3/16/20	—	(1,037)
					3,427	(1,037)
Equity Contracts:
5	E-mini MSCI Emerging Markets Index	280,050	264,604	3/20/20	15,446	—
4	E-mini Russell 2000 Index	334,120	328,734	3/20/20	5,386	—
12	E-mini S&P 500 Index	1,938,660	1,906,885	3/20/20	31,775	—
1	E-mini S&P MidCap 400 Index	206,480	204,067	3/20/20	2,413	—
9	Euro STOXX 50 Index	376,453	377,252	3/20/20	—	(799)
3	FTSE 100 Index	297,995	297,429	3/20/20	566	—
1	Nikkei 225 Index (OSE)	217,570	215,114	3/12/20	2,456	—
					58,042	(799)
Total Futures Contracts					$61,469	$(1,836)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP Multi-Manager Global Equity Managed Volatility Fund–5

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–6

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Affiliated investments, at value	$80,771,138
Unaffiliated investments, at value	4,049,209
Cash collateral held at broker for futures contracts	166,526
Receivable for securities sold	32,877
Receivable for fund shares sold	16,856
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	14,943
Variation margin due from broker on futures contracts	9,440
Dividends and interest receivable	5,147
Prepaid expenses	255
TOTAL ASSETS	85,066,391
LIABILITIES:
Other accrued expenses payable	45,215
Due to manager and affiliates	44,046
Due to custodian	32,877
Payable for fund shares redeemed	7,385
Foreign currencies due to custodian	89
TOTAL LIABILITIES	129,612
TOTAL NET ASSETS	$84,936,779
Affiliated investments, at cost	$71,395,540
Unaffiliated investments, at cost	4,049,209
Standard Class:
Net Assets	$ 2,858,682
Shares Outstanding	264,068
Net Asset Value Per Share	$ 10.826
Service Class:
Net Assets	$82,078,097
Shares Outstanding	7,587,034
Net Asset Value Per Share	$ 10.818
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$79,015,017
Distributable earnings/(accumulated loss)	5,921,762
TOTAL NET ASSETS	$84,936,779
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–7

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from affiliated investments	$ 915,028
Dividends from unaffiliated investments	70,114
Interest	126
985,268
EXPENSES:
Distribution fees-Service Class	273,844
Management fees	202,095
Accounting and administration expenses	66,258
Professional fees	26,795
Shareholder servicing fees	23,443
Reports and statements to shareholders	6,983
Custodian fees	5,826
Consulting fees	3,765
Trustees’ fees and expenses	2,394
Pricing fees	589
Other	3,419
615,411
Less:
Expenses reimbursed	(163,724)
Total operating expenses	451,687
NET INVESTMENT INCOME	533,581
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(78,384)
Distributions from affiliated investment companies	100,889
Futures contracts	(3,828,282)
Net realized loss	(3,805,777)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	17,469,604
Foreign currencies	(375)
Futures contracts	31,570
Net change in unrealized appreciation (depreciation)	17,500,799
NET REALIZED AND UNREALIZED GAIN	13,695,022
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,228,603
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 533,581	$ 505,428
Net realized gain (loss)	(3,805,777)	8,474,432
Net change in unrealized appreciation (depreciation)	17,500,799	(16,080,308)
Net increase (decrease) in net assets resulting from operations	14,228,603	(7,100,448)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(40,756)	(234,975)
Service Class	(921,932)	(6,899,396)
	(962,688)	(7,134,371)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	140,950	234,089
Service Class	8,681,502	23,140,532
Reinvestment of dividends and distributions:
Standard Class	40,756	234,975
Service Class	921,932	6,899,396
	9,785,140	30,508,992
Cost of shares redeemed:
Standard Class	(76,629)	(754,569)
Service Class	(11,783,980)	(5,950,833)
	(11,860,609)	(6,705,402)
Increase (decrease) in net assets derived from capital share transactions	(2,075,469)	23,803,590
NET INCREASE IN NET ASSETS	11,190,446	9,568,771
NET ASSETS:
Beginning of year	73,746,333	64,177,562
End of year	$ 84,936,779	$ 73,746,333
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–8

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 9.175	$ 11.106	$ 9.404	$ 9.018	$ 9.829
Income (loss) from investment operations:
Net investment income[2]	0.101	0.116	0.152	0.139	0.157
Net realized and unrealized gain (loss)	1.706	(1.027)	1.787	0.393	(0.821)
Total from investment operations	1.807	(0.911)	1.939	0.532	(0.664)
Less dividends and distributions from:
Net investment income	(0.077)	(0.109)	(0.176)	(0.146)	(0.140)
Net realized gain	(0.079)	(0.911)	(0.061)	—	(0.007)
Total dividends and distributions	(0.156)	(1.020)	(0.237)	(0.146)	(0.147)
Net asset value, end of period	$ 10.826	$ 9.175	$ 11.106	$ 9.404	$ 9.018
Total return[3]	19.77%	(8.22%)	20.61%	5.90%	(6.77%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,859	$ 2,329	$ 3,078	$ 2,411	$ 1,852
Ratio of expenses to average net assets[4]	0.22%	0.26%	0.34%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.42%	0.40%	0.42%	0.47%	0.52%
Ratio of net investment income to average net assets	1.00%	1.04%	1.47%	1.54%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.80%	0.90%	1.39%	1.42%	1.45%
Portfolio turnover	13%	103%	10%	19%	20%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–9

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 9.170	$ 11.103	$ 9.405	$ 9.020	$ 9.830
Income (loss) from investment operations:
Net investment income[2]	0.065	0.077	0.116	0.108	0.123
Net realized and unrealized gain (loss)	1.703	(1.024)	1.783	0.392	(0.820)
Total from investment operations	1.768	(0.947)	1.899	0.500	(0.697)
Less dividends and distributions from:
Net investment income	(0.041)	(0.075)	(0.140)	(0.115)	(0.106)
Net realized gain	(0.079)	(0.911)	(0.061)	—	(0.007)
Total dividends and distributions	(0.120)	(0.986)	(0.201)	(0.115)	(0.113)
Net asset value, end of period	$ 10.818	$ 9.170	$ 11.103	$ 9.405	$ 9.020
Total return[3]	19.35%	(8.55%)	20.18%	5.54%	(7.10%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 82,078	$ 71,417	$ 61,100	$42,961	$ 33,219
Ratio of expenses to average net assets[4]	0.57%	0.61%	0.69%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.77%	0.75%	0.77%	0.82%	0.87%
Ratio of net investment income to average net assets	0.65%	0.69%	1.12%	1.19%	1.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.55%	1.04%	1.07%	1.10%
Portfolio turnover	13%	103%	10%	19%	20%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–10

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Fund is advised by LIAC. The Underlying Funds invest in U.S. and foreign stocks. In addition to investment companies, the Fund may invest in individual securities, such as money market securities, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Multi-Manager Global Equity Managed Volatility Fund–11

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.22% of average daily net assets for the Standard Class and 0.57% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 121,583	$ 121,583
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$4,640
Legal	919
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,240 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Multi-Manager Global Equity Managed Volatility Fund–12

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$14,943
Management fees payable to LIAC	17,839
Distribution fees payable to LFD	24,138
Shareholder servicing fees payable to Lincoln Life	2,069
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.09%@
Equity Fund-38.12%@
✧✧LVIP Dimensional U.S. Core Equity 2 Fund	$27,440,768	$3,033,851	$ 5,393,145	$ 25,341	$ 7,276,958	$32,383,773	2,254,195	$374,389	$ —
International Equity Funds-56.97%@
✧✧LVIP Dimensional International Core Equity Fund	7,137,496	1,215,326	1,577,421	(180,782)	1,475,036	8,069,655	735,276	179,375	—
✧✧LVIP Loomis Sayles Global Growth Fund	27,602,554	3,665,089	6,966,433	363,960	7,686,826	32,351,996	2,647,463	37,966	7,108
✧✧LVIP SSGA Developed International 150 Fund	7,170,663	1,821,211	1,770,041	(286,903)	1,030,784	7,965,714	976,909	323,298	93,781
Total	$69,351,481	$9,735,477	$15,707,040	$ (78,384)	$17,469,604	$80,771,138		$915,028	$100,889

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 9,735,477
Sales	15,707,041
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$76,089,186
Aggregate unrealized appreciation of investments and derivatives	$ 9,432,596
Aggregate unrealized depreciation of investments and derivatives	(698,980)
Net unrealized appreciation of investments and derivatives	$ 8,733,616
LVIP Multi-Manager Global Equity Managed Volatility Fund–13

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$80,771,138	$—	$—	$80,771,138
Unaffiliated Investment Company	4,049,209	—	—	4,049,209
Total Investments	$84,820,347	$—	$—	$84,820,347
Derivatives:
Assets:
Futures Contracts	$ 61,469	$—	$—	$ 61,469
Liabilities:
Futures Contracts	$ (1,836)	$—	$—	$ (1,836)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferrals and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$962,688	$548,522
Long-term capital gains	—	6,585,849
Total	$962,688	$7,134,371
LVIP Multi-Manager Global Equity Managed Volatility Fund–14

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 400,996
Capital loss carryforward	(3,212,081)
Other temporary differences	(769)
Net unrealized appreciation	8,733,616
Distributable earnings/(accumulated loss)	$ 5,921,762
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,484,906	$1,727,175	$3,212,081
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	13,851	20,476
Service Class	871,753	2,066,824
Shares reinvested:
Standard Class	3,907	25,452
Service Class	89,746	748,705
	979,257	2,861,457
Shares redeemed:
Standard Class	(7,528)	(69,180)
Service Class	(1,162,382)	(530,445)
	(1,169,910)	(599,625)
Net increase (decrease)	(190,653)	2,261,832
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP Multi-Manager Global Equity Managed Volatility Fund–15

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$58,042	Variation margin due from broker on futures contracts	$ (799)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	3,427	Variation margin due from broker on futures contracts	(1,037)
Total		$61,469		$(1,836)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,778,105)	$ (98,044)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(50,177)	129,614
Total		$(3,828,282)	$ 31,570
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$2,669,002	$10,038,333
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Multi-Manager Global Equity Managed Volatility Fund–16

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP Multi-Manager Global Equity Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Multi-Manager Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Multi-Manager Global Equity Managed Volatility Fund–18

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–19

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Multi-Manager Global Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar World Large Stock funds category and a custom index (LVIP Multi-Manager Global Equity Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance World Large Stock funds category and the custom benchmark. The Board considered that in May 2018, the Equity Sleeve was reallocated among the Equity Sleeve managers to include a global growth fund subadvised by Loomis Sayles & Company, L.P. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Multi-Manager Global Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Multi-Manager Global Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Multi-Manager Global Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Multi-Manager Global Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Multi-Manager Global Equity Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Multi-Manager Global Equity Managed Volatility Fund–25

LVIP PIMCO Low Duration Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP PIMCO Low Duration Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP PIMCO Low Duration Bond Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Pacific Investment Management Company
The Fund returned 3.37% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the ICE BofA Merrill Lynch 1-3 Year US Treasury Index1, returned 3.55%.
The beginning of 2019 was characterized by decelerating growth momentum which culminated in the Federal Reserve (the Fed) lowering its outlook for rate hikes in 2019 to zero and signaling an end to its balance sheet unwind. Against this backdrop of slowing global growth, the second quarter saw softened sentiment measures highlighting growing uncertainties about the economic outlook. Softening growth momentum and global uncertainty continued through the third quarter driving central banks, the Fed and European Central Bank in particular, to take further accommodative actions. Finally, in the fourth quarter, renewed optimism surrounding the U.S.-China “phase one” trade deal provided a boost to risk appetites. Despite global economic data remaining largely mixed, trade discussions continued to support risk sentiment through year-end and capped a year of strong risk asset returns – U.S. equities closed at new highs, credit spreads tightened, and the dollar weakened.
Interest rate strategies, notably an underweight to U.S. headline duration positioning, detracted from performance as developed market yields broadly fell in the first three quarters. A preference for U.S. duration in the fourth quarter detracted from performance as yields rose. A tactical allocation to duration in the Eurozone contributed to performance but was offset by short U.K. duration during the first half of the year. Within spread sectors, tactical allocations to investment grade credit contributed to performance, especially within banks and financials, as spreads tightened. Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) was also positive for performance, especially in the fourth quarter as U.S. inflation expectations moved higher on improved sentiment driven by trade headlines and economic data.
An allocation to the securitized sector, specifically bank loans, were additive. Within currency strategies, tactical exposure to the euro and Australian dollar detracted from performance on the back of a broadly stronger U.S. dollar.
Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to interest rates was partly facilitated through the use of interest rate swaps, options, swaptions and futures. The Fund’s overall corporate exposure was partially obtained via the use of credit default swaps. Currency positioning was partly achieved through currency forward agreements.
LIBOR related assets continue to be issued or traded in the primary and secondary markets. Of these assets, the Fund may take positions that use LIBOR as a reference rate for the following: exposure to floating rates, certain derivatives, or purchasing adjustable rate mortgage securities.
PIMCO, the Fund’s sub-adviser, has been heavily engaged to understand the Fund’s impacts of a transition from LIBOR. PIMCO has an internal working group that has been organized to assess the impacts of a discontinuation of LIBOR indices on security holdings. The group includes representation from the global PM teams, Legal, Operations, Risk, and Analytics.
PIMCO’s portfolio management teams have undertaken a comprehensive review of existing Fund holdings to uncover any legacy language that may impact market liquidity and valuations. For legacy instruments with LIBOR exposure past the end of 2021, PIMCO has reviewed fallback language and performed sensitivity analysis to adverse scenarios.
With respect to derivatives, once ISDA publishes their fallback provisions, PIMCO will review the language and to the extent that the terms are acceptable, PIMCO will consider adhering to the protocol and trading under the new definitions, which will cover outstanding derivatives contracts, as well as new transactions, accordingly.
Portfolio Managers:
Pacific Investment Management Company:	Jerome M. Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/14 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP PIMCO Low Duration Bond Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,116 for the Standard Class shares and to $10,961 for the Service Class shares. For comparison, look at how the ICE BofA Merrill Lynch 1-3 Year US Treasury Index did over the same period. The same $10,000 investment would have increased to $10,752. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP PIMCO Low Duration Bond Fund–1

LVIP PIMCO Low Duration Bond Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 3.37%
Five Years	+ 2.08%
Inception (5/1/14)	+ 1.88%
Service Class Shares
One Year	+ 3.11%
Five Years	+ 1.82%
Inception (5/1/14)	+ 1.63%
1. The ICE BofA Merrill Lynch 1-3 Year US Treasury Index is a subset of The BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.
LVIP PIMCO Low Duration Bond Fund–2

LVIP PIMCO Low Duration Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,010.60	0.54%	$2.74
Service Class Shares	1,000.00	1,009.20	0.79%	4.00
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.54%	$2.75
Service Class Shares	1,000.00	1,021.20	0.79%	4.02

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP PIMCO Low Duration Bond Fund–3

LVIP PIMCO Low Duration Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Agency Asset-Backed Security	0.13%
Agency Collateralized Mortgage Obligations	5.61%
Agency Commercial Mortgage-Backed Security	0.46%
Agency Mortgage-Backed Securities	18.97%
Agency Obligation	1.57%
Corporate Bonds	51.98%
Agriculture	2.28%
Airlines	0.62%
Auto Manufacturers	5.50%
Auto Parts & Equipment	0.81%
Banks	16.93%
Beverages	0.16%
Commercial Services	1.10%
Computers	0.87%
Diversified Financial Services	5.66%
Electric	1.98%
Engineering & Construction	0.03%
Food	0.41%
Gas	0.21%
Holding Companies-Diversified	0.58%
Home Builders	0.82%
Insurance	0.57%
Lodging	0.48%
Media	0.55%
Miscellaneous Manufacturing	0.21%
Oil & Gas	3.11%
Pharmaceuticals	2.52%
Pipelines	0.58%
Retail	0.15%
Savings & Loans	0.21%
Semiconductors	2.07%
Telecommunications	1.35%
Transportation	0.26%
Trucking & Leasing	1.96%
Non-Agency Asset-Backed Securities	6.84%
Non-Agency Collateralized Mortgage Obligations	3.80%
Non-Agency Commercial Mortgage-Backed Securities	2.54%
Sovereign Bonds	1.64%
Supranational Bank	2.09%
U.S. Treasury Obligations	20.13%
Options Purchased	0.00%
Money Market Fund	0.43%
Security Type/Sector	Percentage of Net Assets
Short-Term Investment	1.04%
Total Investments	117.23%
Liabilities Net of Receivables and Other Assets	(17.23%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	40.02%
AAA	10.53%
AA	4.26%
A	21.53%
BBB	20.67%
BB	0.42%
Non-Rated	1.68%
Short-Term Investments	0.89%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP PIMCO Low Duration Bond Fund–4

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments
December 31, 2019
	Principal Amount°	Value (U.S. $)
AGENCY ASSET-BACKED SECURITY–0.13%
•SLC Student Loan Trust Series 2005-3 A3 2.01% (LIBOR03M + 0.12%) 6/15/29	1,196,444	$ 1,185,613
Total Agency Asset-Backed Security (Cost $1,191,410)		1,185,613
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–5.61%
•Fannie Mae REMICs
Series 2011-86 NF 2.34% (LIBOR01M + 0.55%) 9/25/41	1,868,881	1,881,557
Series 2014-49 AF 2.10% (LIBOR01M + 0.32%) 8/25/44	833,067	831,454
Series 2017-95 FA 2.13% (LIBOR01M + 0.35%) 11/25/47	4,940,827	4,924,630
Series 2019-53 FA 2.18% (LIBOR01M + 0.40%) 9/25/49	6,648,954	6,618,196
•Freddie Mac REMICs
2.18% (LIBOR01M + 0.40%) 12/15/38	8,030,335	8,018,667
Series 4347 WF 2.18% (LIBOR01M + 0.40%) 1/15/40	1,951,354	1,953,272
Series 4367 GF 2.13% (LIBOR01M + 0.35%) 3/15/37	5,376,288	5,342,706
Series 4419 AF 2.12% (LIBOR01M + 0.34%) 6/15/40	3,570,696	3,564,056
Series 4730 WF 2.13% (LIBOR01M + 0.35%) 8/15/38	5,583,723	5,515,935
•Freddie Mac Strips
Series 328 F4 2.13% (LIBOR01M + 0.35%) 2/15/38	5,461,997	5,408,866
Series 330 F4 2.13% (LIBOR01M + 0.35%) 10/15/37	2,520,073	2,495,634
•GNMA
Series 2016-H11 F 2.57% (LIBOR01M + 0.80%) 5/20/66	2,555,922	2,565,138
Series 2016-H17 FC 2.60% (LIBOR01M + 0.83%) 8/20/66	2,319,391	2,336,015
Series 2016-H19 FA 2.55% (LIBOR01M + 0.78%) 9/20/66	2,155,365	2,166,022
Total Agency Collateralized Mortgage Obligations (Cost $53,762,505)		53,622,148
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.46%
•Fannie Mae-Aces Series 2017-M13 FA 2.25% (LIBOR01M + 0.40%) 10/25/24	4,475,027	$ 4,417,165
Total Agency Commercial Mortgage-Backed Security (Cost $4,473,296)		4,417,165
AGENCY MORTGAGE-BACKED SECURITIES–18.97%
Fannie Mae REMICs REMIC 1.50% 2/25/43	13,512,912	13,075,485
Freddie Mac S.F. 30 yr 3.00% 5/1/49	100,000	101,481
Uniform Mortgage-Backed Securities 30 yr TBA
3.00% 2/12/50	54,100,000	54,797,240
4.00% 2/12/50	109,000,000	113,390,590
Total Agency Mortgage-Backed Securities (Cost $181,179,752)		181,364,796
AGENCY OBLIGATION–1.57%
Federal Home Loan Mortgage 2.30% 7/29/22	15,000,000	15,005,599
Total Agency Obligation (Cost $14,999,351)		15,005,599
CORPORATE BONDS–51.98%
Agriculture–2.28%
Altria Group 3.49% 2/14/22	3,700,000	3,806,021
BAT Capital
•2.50% (LIBOR03M + 0.59%) 8/14/20	2,825,000	2,829,915
2.76% 8/15/22	500,000	507,121
BAT International Finance 3.50% 6/15/22	300,000	308,094
Imperial Brands Finance
2.95% 7/21/20	1,971,000	1,976,528
3.13% 7/26/24	5,500,000	5,553,113
3.75% 7/21/22	1,600,000	1,646,674
Reynolds American 4.00% 6/12/22	5,000,000	5,202,208
		21,829,674
Airlines–0.62%
♦Continental Airlines 2007-1 Class A Pass Through Trust 5.98% 10/19/23	647,209	680,704
Delta Air Lines 3.63% 3/15/22	3,200,000	3,275,876
♦Northwest Airlines Pass Through Trust 6.26% 5/20/23	144,797	149,169
WestJet Airlines 3.50% 6/16/21	1,750,000	1,777,737
		5,883,486
Auto Manufacturers–5.50%
Daimler Finance North America
3.00% 2/22/21	8,522,000	8,604,557
LVIP PIMCO Low Duration Bond Fund–5

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Daimler Finance North America (continued)
3.35% 5/4/21	5,000,000	$ 5,077,034
Ford Motor Credit
3.34% 3/18/21	1,100,000	1,108,058
4.25% 9/20/22	2,900,000	2,998,480
5.09% 1/7/21	2,300,000	2,354,632
General Motors Financial
3.55% 7/8/22	1,400,000	1,440,793
4.20% 11/6/21	5,200,000	5,390,272
Hyundai Capital America
2.60% 3/19/20	4,200,000	4,202,586
2.75% 9/18/20	1,705,000	1,710,869
Hyundai Capital Services 2.63% 9/29/20	1,135,000	1,136,918
Nissan Motor Acceptance
2.15% 9/28/20	6,500,000	6,486,918
2.60% 9/28/22	200,000	200,176
•2.89% (LIBOR03M + 0.89%) 1/13/22	3,100,000	3,115,090
3.65% 9/21/21	5,000,000	5,102,838
Volkswagen Group of America Finance 4.00% 11/12/21	3,500,000	3,619,000
		52,548,221
Auto Parts & Equipment–0.81%
Lear 5.25% 1/15/25	7,500,000	7,710,076
		7,710,076
Banks–16.93%
Aozora Bank 3.81% 9/7/21	1,500,000	1,529,021
Axis Bank 3.25% 5/21/20	2,500,000	2,505,337
•Banco Santander Chile 3.11% (LIBOR03M + 1.20%) 11/28/21	2,000,000	2,024,117
μBank of America 2.33% 10/1/21	1,200,000	1,203,595
μBarclays 4.34% 5/16/24	4,000,000	4,214,851
Barclays Bank 2.65% 1/11/21	5,650,000	5,686,102
Credit Suisse Group Funding Guernsey 3.45% 4/16/21	4,000,000	4,067,683
Danske Bank
2.00% 9/8/21	980,000	975,647
•2.95% (LIBOR03M + 1.06%) 9/12/23	5,000,000	4,985,810
•First Abu Dhabi Bank PJSC 2.95% (LIBOR03M + 0.95%) 4/16/22	2,000,000	2,007,501
Goldman Sachs Group
•2.71% (LIBOR03M + 0.78%) 10/31/22	3,000,000	3,020,677
μ2.88% 10/31/22	3,250,000	3,295,376
3.00% 4/26/22	3,100,000	3,138,149
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
HSBC Holdings
•2.90% (LIBOR03M + 1.00%) 5/18/24	468,000	$ 471,801
2.95% 5/25/21	3,700,000	3,746,167
μ3.26% 3/13/23	3,100,000	3,169,527
3.60% 5/25/23	300,000	312,778
μ3.95% 5/18/24	1,000,000	1,051,510
JPMorgan Chase & Co.
μ3.21% 4/1/23	2,200,000	2,251,649
•5.41% (LIBOR03M + 3.47%) 12/29/49	2,787,000	2,812,083
Lloyds Banking Group
μ2.86% 3/17/23	2,600,000	2,631,626
4.05% 8/16/23	6,500,000	6,887,562
Mitsubishi UFJ Financial Group
2.62% 7/18/22	4,896,000	4,960,487
3.22% 3/7/22	4,000,000	4,096,654
3.76% 7/26/23	6,000,000	6,316,484
Mizuho Financial Group 2.60% 9/11/22	7,000,000	7,089,346
Morgan Stanley 2.75% 5/19/22	2,100,000	2,137,790
QNB Finance
2.13% 9/7/21	3,500,000	3,475,719
•2.90% (LIBOR03M + 1.00%) 5/2/22	3,800,000	3,800,003
•3.26% (LIBOR03M + 1.35%) 5/31/21	2,000,000	2,013,776
μRoyal Bank of Scotland Group
3.50% 5/15/23	5,000,000	5,119,873
4.52% 6/25/24	4,200,000	4,458,976
Santander UK 3.75% 11/15/21	7,000,000	7,238,163
μStandard Chartered 2.74% 9/10/22	7,000,000	7,043,718
•State Bank of India 2.99% (LIBOR03M + 0.95%) 4/6/20	10,000,000	10,007,700
Sumitomo Mitsui Financial Group
2.06% 7/14/21	2,500,000	2,503,016
2.78% 10/18/22	6,000,000	6,108,270
2.85% 1/11/22	3,000,000	3,045,763
•Swedbank AB 2.59% (LIBOR03M + 0.70%) 3/14/22	2,300,000	2,302,577
•Synchrony Bank 2.59% (LIBOR03M + 0.63%) 3/30/20	5,500,000	5,504,076
UBS Group Funding Switzerland 3.00% 4/15/21	1,800,000	1,823,638
•UBS Group Funding Switzerland AG 3.37% (LIBOR03M + 1.44%) 9/24/20	1,500,000	1,513,725
Wells Fargo & Co.
2.10% 7/26/21	6,000,000	6,008,519

LVIP PIMCO Low Duration Bond Fund–6

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo & Co. (continued)
2.63% 7/22/22	3,250,000	$ 3,296,929
		161,853,771
Beverages–0.16%
Bacardi 4.50% 1/15/21	1,500,000	1,531,456
		1,531,456
Commercial Services–1.10%
Central Nippon Expressway
2.24% 2/16/21	500,000	500,515
2.29% 4/23/21	2,000,000	2,002,613
•2.43% (LIBOR03M + 0.54%) 8/4/20	5,000,000	5,004,866
Equifax 3.60% 8/15/21	2,900,000	2,966,303
		10,474,297
Computers–0.87%
Dell International
4.42% 6/15/21	1,500,000	1,543,333
5.45% 6/15/23	4,900,000	5,311,888
EMC 2.65% 6/1/20	1,500,000	1,500,270
		8,355,491
Diversified Financial Services–5.66%
AerCap Ireland Capital
3.95% 2/1/22	1,100,000	1,136,156
4.63% 10/30/20	2,800,000	2,855,873
5.00% 10/1/21	2,300,000	2,410,970
Air Lease
2.50% 3/1/21	3,000,000	3,013,263
4.25% 2/1/24	5,200,000	5,574,582
Aircastle
5.50% 2/15/22	1,900,000	2,020,493
7.63% 4/15/20	1,000,000	1,014,796
Ally Financial
4.13% 3/30/20	2,100,000	2,107,875
7.50% 9/15/20	1,100,000	1,138,500
8.00% 3/15/20	400,000	403,500
BGC Partners 5.13% 5/27/21	5,200,000	5,369,862
BOC Aviation
2.38% 9/15/21	750,000	747,187
•2.95% (LIBOR03M + 1.05%) 5/2/21	1,500,000	1,506,138
3.00% 3/30/20	2,000,000	2,002,193
3.00% 5/23/22	4,000,000	4,030,036
Cantor Fitzgerald 6.50% 6/17/22	1,000,000	1,081,356
International Lease Finance
4.63% 4/15/21	600,000	618,636
5.88% 8/15/22	1,100,000	1,197,869
8.25% 12/15/20	500,000	528,566
LeasePlan 2.88% 10/24/24	3,000,000	2,996,202
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Mitsubishi UFJ Lease & Finance 2.65% 9/19/22	6,700,000	$ 6,744,845
Navient 8.00% 3/25/20	699,000	706,214
ORIX 2.90% 7/18/22	2,000,000	2,037,945
Park Aerospace Holdings
3.63% 3/15/21	100,000	101,356
4.50% 3/15/23	1,700,000	1,779,900
5.25% 8/15/22	900,000	958,860
		54,083,173
Electric–1.98%
Chugoku Electric Power 2.70% 3/16/20	4,000,000	4,002,000
Exelon 2.45% 4/15/21	1,300,000	1,305,593
FirstEnergy 2.85% 7/15/22	3,030,000	3,078,001
NextEra Energy Capital Holdings
1.95% 9/1/22	5,500,000	5,514,804
3.20% 2/25/22	600,000	615,158
Pennsylvania Electic 5.20% 4/1/20	1,400,000	1,410,028
Southern 2.35% 7/1/21	3,000,000	3,014,243
		18,939,827
Engineering & Construction–0.03%
Heathrow Funding 4.88% 7/15/23	300,000	310,243
		310,243
Food–0.41%
McCormick & Co. 2.70% 8/15/22	900,000	913,874
Mondelez International Holdings Netherlands 2.00% 10/28/21	3,000,000	2,999,478
		3,913,352
Gas–0.21%
^British Transco International Finance B.V. 0.00% 11/4/21	520,000	498,305
CenterPoint Energy Resources 3.55% 4/1/23	800,000	827,759
•Dominion Energy Gas Holdings 2.49% (LIBOR03M + 0.60%) 6/15/21	700,000	702,749
		2,028,813
Holding Companies-Diversified–0.58%
CK Hutchison International 17 II 2.25% 9/29/20	3,500,000	3,498,008
CK Hutchison International 19 3.25% 4/11/24	2,000,000	2,049,079
		5,547,087

LVIP PIMCO Low Duration Bond Fund–7

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Home Builders–0.82%
DR Horton
4.00% 2/15/20	6,797,000	$ 6,812,109
4.38% 9/15/22	1,000,000	1,047,911
		7,860,020
Insurance–0.57%
•Assurant 3.20% (LIBOR03M + 1.25%) 3/26/21	367,000	367,043
•Athene Global Funding 3.14% (LIBOR03M + 1.23%) 7/1/22	5,000,000	5,067,312
		5,434,355
Lodging–0.48%
Las Vegas Sands
2.90% 6/25/25	1,100,000	1,112,423
3.20% 8/8/24	1,000,000	1,031,221
3.50% 8/18/26	2,400,000	2,466,457
		4,610,101
Media–0.55%
Charter Communications Operating
3.58% 7/23/20	2,000,000	2,012,717
4.50% 2/1/24	3,000,000	3,226,228
		5,238,945
Miscellaneous Manufacturing–0.21%
•General Electric 2.37% (LIBOR03M + 0.41%) 3/28/20	2,000,000	1,984,807
		1,984,807
Oil & Gas–3.11%
BG Energy Capital 4.00% 10/15/21	3,000,000	3,098,041
•Occidental Petroleum 3.36% (LIBOR03M + 1.45%) 8/15/22	8,600,000	8,645,957
Pioneer Natural Resources 3.45% 1/15/21	1,000,000	1,012,535
Sinopec Group Overseas Development 2015 2.50% 4/28/20	8,600,000	8,606,068
Sinopec Group Overseas Development 2017 2.25% 9/13/20	2,000,000	1,999,680
Woodside Finance
3.65% 3/5/25	800,000	828,100
4.60% 5/10/21	5,400,000	5,526,863
		29,717,244
Pharmaceuticals–2.52%
AbbVie 2.30% 11/21/22	7,400,000	7,435,100
Allergan Sales 5.00% 12/15/21	5,400,000	5,646,516
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
CVS Health
2.80% 7/20/20	3,511,000	$ 3,520,955
3.35% 3/9/21	1,594,000	1,620,134
3.50% 7/20/22	1,200,000	1,238,341
Mylan 3.15% 6/15/21	2,800,000	2,836,184
Teva Pharmaceutical Finance Netherlands III 2.20% 7/21/21	519,000	502,626
Zoetis 3.45% 11/13/20	1,300,000	1,313,965
		24,113,821
Pipelines–0.58%
Energy Transfer Operating 4.25% 3/15/23	1,700,000	1,774,653
Sabine Pass Liquefaction 6.25% 3/15/22	3,500,000	3,759,147
		5,533,800
Retail–0.15%
AutoNation 3.35% 1/15/21	1,400,000	1,414,383
		1,414,383
Savings & Loans–0.21%
Nationwide Building Society 2.45% 7/27/21	2,000,000	2,009,875
		2,009,875
Semiconductors–2.07%
Broadcom
2.38% 1/15/20	4,510,000	4,510,201
3.00% 1/15/22	3,500,000	3,550,426
3.13% 10/15/22	6,000,000	6,109,506
NXP
4.13% 6/1/21	2,500,000	2,562,647
4.63% 6/1/23	1,000,000	1,068,398
4.88% 3/1/24	1,800,000	1,961,692
		19,762,870
Telecommunications–1.35%
•AT&T
2.95% (LIBOR03M + 0.95%) 7/15/21	1,500,000	1,514,277
3.07% (LIBOR03M + 1.18%) 6/12/24	5,300,000	5,391,964
Crown Castle Towers 3.22% 5/15/42	2,200,000	2,222,746
Sprint Spectrum 3.36% 3/20/23	846,563	854,097
•Vodafone Group 2.99% (LIBOR03M + 0.99%) 1/16/24	2,900,000	2,935,962
		12,919,046

LVIP PIMCO Low Duration Bond Fund–8

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation–0.26%
Kansas City Southern
3.00% 5/15/23	1,250,000	$ 1,278,065
3.13% 6/1/26	1,200,000	1,224,011
		2,502,076
Trucking & Leasing–1.96%
Aviation Capital Group 2.88% 1/20/22	6,100,000	6,141,590
•GATX 2.61% (LIBOR03M + 0.72%) 11/5/21	1,600,000	1,606,848
Penske Truck Leasing
3.45% 7/1/24	5,000,000	5,190,046
4.88% 7/11/22	175,000	186,053
SMBC Aviation Capital Finance DAC
2.65% 7/15/21	4,600,000	4,631,197
3.00% 7/15/22	1,000,000	1,017,367
		18,773,101
Total Corporate Bonds (Cost $489,966,017)		496,883,411
NON-AGENCY ASSET-BACKED SECURITIES–6.84%
•Accredited Mortgage Loan Trust Series 2004-3 2A2 2.99% (LIBOR01M + 1.20%) 10/25/34	14,463	14,468
•Amortizing Residential Collateral Trust A5 2.79% (LIBOR01M + 1.00%) 10/25/34	59,634	59,832
•Apidos CLO XVI Series 2013-16A A1R 2.95% (LIBOR03M + 0.98%) 1/19/25	32,944	32,928
•Arbor Realty Collateralized Loan Obligation Series 2017-FL3 A 2.73% (LIBOR01M + 0.99%) 12/15/27	2,500,000	2,498,458
•Arbor Realty Commercial Real Estate Notes Series 2019-FL1 A 2.89% (LIBOR01M + 1.15%) 5/15/37	1,100,000	1,099,998
•Asset Backed Securities Home Equity Loan Trust Series 2004-HE2 M1 2.62% (LIBOR01M + 0.83%) 4/25/34	2,201,076	2,160,519
•Atrium XII Series 12A AR 2.78% (LIBOR03M + 0.83%) 4/22/27	5,000,000	4,998,385
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Bear Stearns Asset Backed Securities I Trust Series 2005-AQ1 M3 2.54% (LIBOR01M + 0.75%) 3/25/35	1,104,000	$ 1,085,532
•Bear Stearns Asset Backed Securities Trust Series 2003-2 A3 3.29% (LIBOR01M + 1.50%) 3/25/43	71,777	72,182
•BlueMountain CLO Series 2015-1A A1R 3.33% (LIBOR03M + 1.33%) 4/13/27	486,040	485,812
•CWABS Asset-Backed Certificates Trust Series 2004-6 1A1 2.33% (LIBOR01M + 0.54%) 12/25/34	2,353,598	2,347,548
•Drug Royalty II Series 2014-1 A1 5.15% (LIBOR03M + 2.85%) 7/15/23	9,102	9,107
•Finance America Mortgage Loan Trust Series 2004-2 M1 2.62% (LIBOR01M + 0.83%) 8/25/34	498,430	498,312
•GSAA Home Equity Trust Series 2004-11 2A2 2.43% (LIBOR01M + 0.64%) 12/25/34	898	899
•Jamestown CLO IV Series 2014-4A A1BR 2.69% (LIBOR03M + 0.69%) 7/15/26	1,151,313	1,149,094
•LoanCore 2019-CRE2 Issuer Series 2019-CRE2 A 2.87% (LIBOR01M + 1.13%) 5/15/36	2,100,000	2,098,659
•Navient Private Education Loan Trust
Series 2014-CTA A 2.44% (LIBOR01M + 0.70%) 9/16/24	45,513	45,510
Series 2015-AA A2B 2.94% (LIBOR01M + 1.20%) 12/15/28	1,210,083	1,216,345
•OCP CLO Series 2015-9A A1R 2.80% (LIBOR03M + 0.80%) 7/15/27	1,674,063	1,673,216
•Penarth Master 2.28% (LIBOR01M + 0.54%) 7/18/23	2,000,000	1,998,526
•Penarth Master Issuer Series 2015-1X A2 1.20% (BP01M + 0.50%) 3/18/22	1,320,000	1,749,073
Penarth Master Issuer Penar 2.28% 7/18/23	200,000	199,853

LVIP PIMCO Low Duration Bond Fund–9

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•SLM Private Credit Student Loan Trust Series 2005-A A3 2.09% (LIBOR03M + 0.20%) 6/15/23	444,155	$ 443,083
SoFi Consumer Loan Program Series 2017-6 A2 2.82% 11/25/26	3,668,533	3,680,456
Sofi Consumer Loan Program 2017-5 Series 2017-5 A2 2.78% 9/25/26	3,349,243	3,361,262
SoFi Professional Loan Program
Series 2016-F A2 3.02% 2/25/40	2,139,798	2,164,433
Series 2017-D A2FX 2.65% 9/25/40	1,564,063	1,562,128
•THL Credit Wind River Series 2012-1A AR2 2.88% (LIBOR03M + 0.88%) 1/15/26	2,153,331	2,151,768
•Towd Point Mortgage Trust 3.00% 11/25/58	3,074,337	3,088,004
•Towd Point Mortgage Trust Series 2019-SJ3 A1 3.00% 11/25/59	4,978,806	4,987,001
•Tralee CLO III Series 2014-3A AR 3.00% (LIBOR03M + 1.03%) 10/20/27	4,000,000	3,998,024
•Tralee CLO V Series 2018-5A A1 3.08% (LIBOR03M + 1.11%) 10/20/28	5,100,000	5,097,680
•Venture XVI CLO Series 2014-16A ARR 2.85% (LIBOR03M + 0.85%) 1/15/28	2,000,000	1,994,736
•Venture XVII CLO Series 2014-17A ARR 2.88% (LIBOR03M + 0.88%) 4/15/27	5,000,000	4,987,770
•WhiteHorse IX Series 2014-9A AR 3.16% (LIBOR03M + 1.16%) 7/17/26	2,375,457	2,375,903
Total Non-Agency Asset-Backed Securities (Cost $65,138,608)		65,386,504
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.80%
•Bear Stearns ARM Trust Series 2003-1 5A1 4.22% 4/25/33	41,718	41,989
♦•CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR18 2A3 3.88% 7/25/33	5,678	5,809
Freddie Mac REMICS 1.50% 12/15/42	13,117,035	12,669,062
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Gosforth Funding Series 2017-1A A1A 2.37% (LIBOR03M + 0.47%) 12/19/59	700,154	$ 699,803
•GSR Mortgage Loan Trust Series 2005-5F 8A1 2.29% (LIBOR01M + 0.50%) 6/25/35	293,636	278,200
•Hawksmoor Mortgages Series 2019-1A A 1.76% (SONIA03M + 1.05%) 5/25/53	5,363,054	5,731,870
•Holmes Master Issuer Series 2018-2A A2 2.42% (LIBOR03M + 0.42%) 10/15/54	9,213,322	9,197,742
•Merrill Lynch Mortgage Investors Trust Series 2003-A3 1A 4.14% 5/25/33	10,847	11,124
•New Residential Mortagage Loan
Series 2018-3A A1 4.50% 5/25/58	782,478	831,619
Series 2019-RPL3 A1 2.75% 7/25/59	5,846,600	5,883,492
•New York Mortgage Trust Series 2005-3 A1 2.27% (LIBOR01M + 0.48%) 2/25/36	462,509	456,877
•Sequoia Mortgage Trust Series 2004-6 A1 3.40% 7/20/34	7,182	7,152
•Silverstone Master Issuer SMI 2019 1A 2.54% (LIBOR03M + 0.57%) 1/21/70	274,500	274,338
•Structured Asset Mortgage Investments II Trust Series 2005-AR5 A3 2.01% (LIBOR01M + 0.25%) 7/19/35	251,325	249,826
Total Non-Agency Collateralized Mortgage Obligations (Cost $36,101,552)		36,338,903
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.54%
•Bancorp Commercial Mortgage Trust Series 2019-CRE6 A 2.82% (LIBOR01M + 1.05%) 9/15/36	1,291,749	1,292,509
•GPMT Series 2018-FL1 A 2.66% (LIBOR01M + 0.90%) 11/21/35	995,193	992,789
GS Mortgage Securities Trust Series 2011-GC5 A4 3.71% 8/10/44	6,300,000	6,394,359

LVIP PIMCO Low Duration Bond Fund–10

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-FL12 A 3.19% (LIBOR01M + 1.45%) 12/15/31		2,000,000	$ 1,999,994
•MF1 Series 2019-FL2 A 2.92% (LIBOR01M + 1.13%) 12/25/34		5,600,000	5,601,697
•VMC Finance Series 2018-FL2 A 2.66% (LIBOR01M + 0.92%) 10/15/35		2,856,646	2,852,969
WFRBS Commercial Mortgage Trust Series 2014-C25 ASB 3.37% 11/15/47		4,999,915	5,128,772
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $24,360,729)			24,263,089
ΔSOVEREIGN BONDS–1.64%
India—0.21%
Export-Import Bank of India
2.75% 4/1/20		1,293,000	1,293,961
•2.89% (LIBOR03M + 1.00%) 8/21/22		750,000	749,123
			2,043,084
Japan—0.44%
^Japan Treasury Discount Bill 0.00% 3/9/20	JPY	456,000,000	4,197,960
			4,197,960
Republic of Korea—0.99%
Industrial Bank of Korea 2.13% 10/23/24		9,500,000	9,445,895
			9,445,895
Total Sovereign Bonds (Cost $15,695,308)			15,686,939
SUPRANATIONAL BANK–2.09%
International Bank for Reconstruction & Development 2.20% 8/28/24		20,000,000	20,000,294
Total Supranational Bank (Cost $19,998,121)			20,000,294
U.S. TREASURY OBLIGATIONS–20.13%
U.S. Treasury Inflation Protected Security
0.38% 7/15/25		8,463,858	8,635,649
0.63% 4/15/23		24,987,596	25,373,167
0.75% 7/15/28		23,578,220	24,802,227
0.88% 1/15/29		11,923,587	12,660,279
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
1.50% 10/31/24	300,000	$ 297,213
1.75% 7/31/21	19,800,000	19,843,933
×2.25% 4/30/21	100,000,000	100,830,428
Total U.S. Treasury Obligations (Cost $189,223,596)		192,442,896

	Number of Contracts
OPTIONS PURCHASED–0.00%
Put Options Purchased–0.00%
U.S. 10 yr Ultra Bonds (CBT) Mar 20 Strike price 120, expiration date 2/21/20, notional amount $21,960,000	183	183
U.S. 2yr Note (CBT) Mar 20 Strike price 106.3, expiration date 2/21/20, notional amount $10,637,500	50	50
		233
Call Options Purchased–0.00%
U.S. 5yr Note (CBT) Mar 20 Strike price 123.5, expiration date 2/21/20, notional amount $61,750,000	500	500
Total Options Purchased (Cost $6,287)		733

	Number of Shares
MONEY MARKET FUND–0.43%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	4,097,191	4,097,191
Total Money Market Fund (Cost $4,097,191)		4,097,191

	Principal Amount°
SHORT-TERM INVESTMENT—1.04%
≠Discounted Commercial Paper–1.04%
Sempra Energy 2.24% 1/8/20	10,000,000	9,995,645
Total Short-Term Investment (Cost $9,995,644)		9,995,645

LVIP PIMCO Low Duration Bond Fund–11

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
TOTAL INVESTMENTS–117.23% (Cost $1,110,189,367)	$1,120,690,926

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(17.23%)	(164,743,458)
NET ASSETS APPLICABLE TO 96,572,490 SHARES OUTSTANDING–100.00%	$ 955,947,468

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
^ Zero coupon security.
Δ Securities have been classified by country of origin.
× Fully or partially pledged as collateral for derivatives.
≠ The rate shown is the effective yield at the time of purchase.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2019:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	EUR	(34,379,000)	USD	37,943,987	1/10/20	$ —	$ (643,261)
BNP	EUR	8,629,000	USD	(9,574,628)	1/10/20	110,626	—
BNP	GBP	(6,208,000)	USD	8,035,436	1/10/20	—	(190,092)
BNP	JPY	3,198,400,000	USD	(29,288,063)	1/10/20	165,368	—
BNP	JPY	(456,000,000)	USD	4,210,138	1/15/20	9,755	—
JPMC	AUD	(14,909,000)	USD	10,138,936	1/10/20	—	(326,208)
JPMC	CAD	(1,405,000)	USD	1,063,535	1/10/20	—	(18,514)
Total Foreign Currency Exchange Contracts						$285,749	$(1,178,075)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
405	Australia 10 yr Bonds	$ 40,629,952	$ 41,449,277	3/16/20	$ —	$ (819,325)
174	Canadian Government Bond	18,421,716	18,793,515	3/20/20	—	(371,799)
(100)	Long Gilt	(17,402,592)	(17,538,150)	3/27/20	135,558	—
(54)	U.S. Treasury 10 yr Notes	(6,934,781)	(6,993,771)	3/20/20	58,990	—
1,971	U.S. Treasury 2 yr Notes	424,750,500	424,947,283	3/31/20	—	(196,783)
(274)	U.S. Treasury 5 yr Notes	(32,498,969)	(32,618,523)	3/31/20	119,554	—
(56)	U.S. Treasury Bonds	(10,172,750)	(10,459,705)	3/20/20	286,955	—
(61)	U.S. Treasury Note	(8,582,891)	(8,679,682)	3/20/20	96,791	—
Total Futures Contracts					$697,848	$(1,387,907)
LVIP PIMCO Low Duration Bond Fund–12

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
CDX.NA.HY.S33-Quarterly [4]	6,732,000	5.00%	12/20/24	$(659,834)	$(447,443)	$—	$(212,391)
CDX.NA.IG.S32-Quarterly [5]	42,100,000	1.00%	6/20/24	(1,111,396)	(866,679)	—	(244,717)
					(1,314,122)	—	(457,108)
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
OIS IRS-(Annually)	60,200,000	2.30%	(1.00%) [6]	3/1/22	$(1,098,229)	$27,076	$—	$(1,125,305)
OIS IRS LIBOR03M-(Semiannual/Quarterly)	47,400,000	2.75%	(1.90%)	12/18/29	(3,679,491)	(3,169,318)	—	(510,173)
Receive CAD CDOR03M-(Semiannual)	CAD 13,500,000	(2.50%)	2.03%	6/19/29	316,929	766,550	—	(449,621)
Total IRS Contracts						$(2,375,692)	$—	$(2,085,099)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[6] Rate resets based on FEDLO1–Federal Funds Rate.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
AUD–Australian Dollar
BNP–BNP Paribas
BP01M–British Pound Sterling Offered Rate GBP 1 Month
CAD–Canadian Dollar
CBT–Chicago Board of Trade
CDOR03M–Canadian Bankers' Acceptance Rate 3 Month
CLO–Collateralized Loan Obligation
CSFB–Credit Suisse First Boston
EUR–Euro
GBP–British Pound Sterling
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
IRS–Interest Rate Swap
JPMC–JPMorgan Chase
LVIP PIMCO Low Duration Bond Fund–13

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
Summary of Abbreviations: (continued)
JPY–Japanese Yen
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
OIS–Overnight Index Swap
PJSC–Public Joint Stock Company
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SONIA03M–Sterling Overnight Index Average Offered Rate GBP 3 Month
TBA–To be announced
USD–United States Dollar
WF–Wells Fargo
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–14

LVIP PIMCO Low Duration Bond Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Investments, at value	$1,120,690,926
Receivable for securities sold	167,838,258
Dividends and interest receivable	6,645,464
Variation margin due from broker on centrally cleared swap contracts	1,007,731
Foreign currencies, at value	889,100
Cash collateral held at brokers for swap contracts	787,000
Cash collateral held at broker for futures contracts	657,000
Variation margin due from broker on futures contracts	517,166
Unrealized appreciation on foreign currency exchange contracts	285,749
Receivable for fund shares sold	64,164
Prepaid expenses	5,749
TOTAL ASSETS	1,299,388,307
LIABILITIES:
Payable for securities purchased	340,513,445
Unrealized depreciation on foreign currency exchange contracts	1,178,075
Payable for fund shares redeemed	585,170
Due to manager and affiliates	535,006
Cash collateral due to broker for TBAs	260,000
Cash collateral due to brokers for centrally cleared swap contracts	220,000
Other accrued expenses payable	113,289
Swap payments payable	35,809
Due to custodian	45
TOTAL LIABILITIES	343,440,839
TOTAL NET ASSETS	$ 955,947,468
Investments, at cost	$1,110,189,367
Foreign currencies, at cost	877,777
Standard Class:
Net Assets	$ 390,993,127
Shares Outstanding	39,494,706
Net Asset Value Per Share	$ 9.900
Service Class:
Net Assets	$ 564,954,341
Shares Outstanding	57,077,784
Net Asset Value Per Share	$ 9.898
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$ 965,650,428
Distributable earnings/(accumulated loss)	(9,702,960)
TOTAL NET ASSETS	$ 955,947,468
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–15

LVIP PIMCO Low Duration Bond Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$ 28,963,703
Dividends	6,953
Foreign taxes refunded	7,073
28,977,729
EXPENSES:
Management fees	4,912,816
Distribution fees-Service Class	1,356,261
Shareholder servicing fees	284,943
Accounting and administration expenses	196,486
Professional fees	75,083
Reports and statements to shareholders	74,379
Custodian fees	38,609
Trustees’ fees and expenses	29,298
Pricing fees	23,603
Interest expense on reverse repurchase agreements and securities sold short	15,596
Consulting fees	2,348
Other	14,333
7,023,755
Less:
Management fees waived	(241,282)
Expenses reimbursed	(104,774)
Total operating expenses	6,677,699
NET INVESTMENT INCOME	22,300,030
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	6,023,157
Foreign currencies	(768,522)
Foreign currency exchange contracts	1,788,403
Futures contracts	(15,510,543)
Options purchased	27,961
Options written	432,280
Swap contracts	4,088,533
Net realized loss	(3,918,731)
Net change in unrealized appreciation (depreciation) of:
Investments	13,574,531
Foreign currencies	38,178
Foreign currency exchange contracts	(315,102)
Futures contracts	5,405,489
Options purchased	(10,205)
Swap contracts	(5,607,811)
Net change in unrealized appreciation (depreciation)	13,085,080
NET REALIZED AND UNREALIZED GAIN	9,166,349
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 31,466,379
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 22,300,030	$ 22,412,155
Net realized loss	(3,918,731)	(4,537,491)
Net change in unrealized appreciation (depreciation)	13,085,080	(7,421,079)
Net increase in net assets resulting from operations	31,466,379	10,453,585
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(12,049,815)	(11,854,555)
Service Class	(15,969,326)	(10,977,959)
	(28,019,141)	(22,832,514)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	46,416,028	61,414,495
Service Class	170,358,751	179,327,427
Reinvestment of dividends and distributions:
Standard Class	12,049,815	11,854,555
Service Class	15,969,326	10,977,959
	244,793,920	263,574,436
Cost of shares redeemed:
Standard Class	(164,250,056)	(227,174,380)
Service Class	(137,836,977)	(102,045,793)
	(302,087,033)	(329,220,173)
Decrease in net assets derived from capital share transactions	(57,293,113)	(65,645,737)
NET DECREASE IN NET ASSETS	(53,845,875)	(78,024,666)
NET ASSETS:
Beginning of year	1,009,793,343	1,087,818,009
End of year	$ 955,947,468	$1,009,793,343
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–16

LVIP PIMCO Low Duration Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.882	$ 10.010	$ 10.018	$ 9.948	$ 9.939
Income (loss) from investment operations:
Net investment income[1]	0.242	0.225	0.165	0.164	0.134
Net realized and unrealized gain (loss)	0.089	(0.111)	0.005	0.097	0.032
Total from investment operations	0.331	0.114	0.170	0.261	0.166
Less dividends and distributions from:
Net investment income	(0.313)	(0.242)	(0.178)	(0.170)	(0.127)
Net realized gain	—	—	—	(0.021)	(0.030)
Total dividends and distributions	(0.313)	(0.242)	(0.178)	(0.191)	(0.157)
Net asset value, end of period	$ 9.900	$ 9.882	$ 10.010	$ 10.018	$ 9.948
Total return[2]	3.37%	1.16%	1.70%	2.63%	1.67%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$390,993	$493,734	$653,369	$775,966	$791,901
Ratio of expenses to average net assets[3]	0.54%	0.76%	0.71%	0.63%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.58%	0.80%	0.75%	0.63%	0.57%
Ratio of net investment income to average net assets[4]	2.41%	2.25%	1.64%	1.63%	1.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.37%	2.21%	1.60%	1.63%	1.33%
Portfolio turnover	715%	2,370%	1,302%	817%	489%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2019, 2018, 2017, 2016, and 2015 was 0.54%, 0.54%, 0.54%, 0.54%, and 0.54%, respectively.
[4]	The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, was 2.41%, 2.47%, 1.81%, 1.72%, and 1.36%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–17

LVIP PIMCO Low Duration Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.881	$ 10.011	$ 10.019	$ 9.950	$ 9.941
Income (loss) from investment operations:
Net investment income[1]	0.217	0.200	0.140	0.139	0.109
Net realized and unrealized gain (loss)	0.088	(0.111)	0.005	0.097	0.032
Total from investment operations	0.305	0.089	0.145	0.236	0.141
Less dividends and distributions from:
Net investment income	(0.288)	(0.219)	(0.153)	(0.146)	(0.102)
Net realized gain	—	—	—	(0.021)	(0.030)
Total dividends and distributions	(0.288)	(0.219)	(0.153)	(0.167)	(0.132)
Net asset value, end of period	$ 9.898	$ 9.881	$ 10.011	$ 10.019	$ 9.950
Total return[2]	3.11%	0.90%	1.45%	2.37%	1.42%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$564,954	$516,059	$434,449	$385,279	$237,364
Ratio of expenses to average net assets[3]	0.79%	1.01%	0.96%	0.88%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	1.05%	1.00%	0.88%	0.82%
Ratio of net investment income to average net assets[4]	2.16%	2.00%	1.39%	1.38%	1.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.12%	1.96%	1.35%	1.38%	1.08%
Portfolio turnover	715%	2,370%	1,302%	817%	489%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, was 0.79%, 0.79%, 0.79%, 0.79%, and 0.79%, respectively.
[4]	The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, was 2.16%, 2.22% 1.56%, 1.45%, and 1.11%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–18

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP PIMCO Low Duration Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Other debt securities, credit default swap (“CDS”) contracts, interest rate swap contracts and interest rate swap option contracts option contracts (“Swaptions”) are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP PIMCO Low Duration Bond Fund–19

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.
Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.
Cash and Cash Equivalents–Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.50% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $500 million.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's operating expenses (excluding interest expense) exceed 0.54% of the average daily net assets for the Standard Class and 0.79% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LVIP PIMCO Low Duration Bond Fund–20

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 54,076	$ 54,076
Pacific Investment Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$56,611
Legal	11,236
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $53,218 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$391,714
Distribution fees payable to LFD	119,044
Printing and mailing fees payable to Lincoln Life	849
Shareholder servicing fees payable to Lincoln Life	23,399
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $48,245,276 and securities sales of $97,877,169, which resulted in net realized gains of $89,904.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP PIMCO Low Duration Bond Fund–21

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 416,864,219
Purchases of U.S. government securities	8,069,501,139
Sales other than U.S. government securities	325,059,842
Sales of U.S. government securities	8,124,546,351
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,111,638,587
Aggregate unrealized appreciation of investments and derivatives	$ 16,246,072
Aggregate unrealized depreciation of investments and derivatives	(10,453,751)
Net unrealized appreciation of investments and derivatives	$ 5,792,321
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP PIMCO Low Duration Bond Fund–22

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Asset-Backed Security	$ —	$ 1,185,613	$—	$ 1,185,613
Agency Collateralized Mortgage Obligations	—	53,622,148	—	53,622,148
Agency Commercial Mortgage-Backed Security	—	4,417,165	—	4,417,165
Agency Mortgage-Backed Securities	—	181,364,796	—	181,364,796
Agency Obligation	—	15,005,599	—	15,005,599
Corporate Bonds	—	496,883,411	—	496,883,411
Non-Agency Asset-Backed Securities	—	65,386,504	—	65,386,504
Non-Agency Collateralized Mortgage Obligations	—	36,338,903	—	36,338,903
Non-Agency Commercial Mortgage-Backed Securities	—	24,263,089	—	24,263,089
Sovereign Bonds	—	15,686,939	—	15,686,939
Supranational Bank	—	20,000,294	—	20,000,294
U.S. Treasury Obligations	—	192,442,896	—	192,442,896
Options Purchased	733	—	—	733
Money Market Fund	4,097,191	—	—	4,097,191
Short-Term Investment	—	9,995,645	—	9,995,645
Total Investments	$4,097,924	$1,116,593,002	$—	$1,120,690,926
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 285,749	$—	$ 285,749
Futures Contracts	$ 697,848	$ —	$—	$ 697,848
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(1,178,075)	$—	$(1,178,075)
Futures Contracts	$(1,387,907)	$ —	$—	$(1,387,907)
Swap Contracts	$ —	$(2,542,207)	$—	$(2,542,207)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts, mark-to-market of futures contracts, mark-to-market of options contracts, straddle losses and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$28,019,141	$22,832,514
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,474,079
Capital loss carryforward	(13,748,977)
Other temporary differences	(3,247,912)
Net unrealized appreciation	5,819,850
Distributable earnings/(accumulated loss)	$ (9,702,960)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
LVIP PIMCO Low Duration Bond Fund–23

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,462,803	$12,286,174	$13,748,977
In 2019, the Fund utilized $2,069,829 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	4,617,120	6,133,583
Service Class	16,978,319	17,911,150
Shares reinvested:
Standard Class	1,215,312	1,201,233
Service Class	1,610,645	1,112,548
	24,421,396	26,358,514
Shares redeemed:
Standard Class	(16,302,409)	(22,639,763)
Service Class	(13,740,483)	(10,191,057)
	(30,042,892)	(32,830,820)
Net decrease	(5,621,496)	(6,472,306)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2019, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date; to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the
LVIP PIMCO Low Duration Bond Fund–24

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2019, the Fund pledged $1,549,764 in securities and $657,000 in cash as collateral for futures contracts.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts–During the year ended December 31, 2019, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2019, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions; to generate income and to facilitate investments in portfolio securities.
Swap Contracts–The Fund enters into interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from(paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2019, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2019, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are
LVIP PIMCO Low Duration Bond Fund–25

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2019, the Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.
At December 31, 2019, the Fund pledged $1,468,091 in securities as collateral for open swap contracts. The Fund pledged $787,000 of cash collateral to RBC Dominion and Morgan Stanley as collateral for open swap contracts. The Fund received $220,000 of cash collateral from Morgan Stanley as collateral for open swap contracts. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the counterparty due to any loss on the collateral invested.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Unrealized appreciation on foreign currency exchange contracts	$285,749	Unrealized depreciation on foreign currency exchange contracts	$(1,178,075)
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts	697,848	Variation margin due from broker on futures contracts	(1,387,907)
Options purchased (Interest rate contracts)	Investments, at value	733	Investments, at value	—
Swap contracts (Credit contracts)**	Variation margin due from broker on centrally cleared swap contracts	—	Variation margin due from broker on centrally cleared swap contracts	(457,108)
Swap contracts (Interest rate contracts)**	Variation margin due from brokers on centrally cleared interest rate swap contracts	—	Variation margin due from brokers on centrally cleared interest rate swap contracts	(2,085,099)
Total		$984,330		$(5,108,189)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
**	Includes cumulative appreciation (depreciation) of centrally cleared interest rate swap contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP PIMCO Low Duration Bond Fund–26

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 1,788,403	$ (315,102)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(15,510,543)	5,405,489
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	27,961	(10,205)
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	432,280	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(111,860)	(457,108)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	4,200,393	(5,150,703)
Total		$ (9,173,366)	$ (527,629)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$30,863,426	$70,320,415
Futures contracts (average notional value)	962,835,867	621,324,580
Options contracts (average value)	2,366	8,150
CDS contracts (average notional value)*	15,615,385	14,864,538
Interest rate swap contracts (average notional value)**	1,608,667,613	579,848,708

*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
At December 31, 2019, the Fund received cash collateral for certain open TBA transactions as follows:
Broker	Cash Collateral
Credit Suisse International	$260,000
Total	$260,000
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
LVIP PIMCO Low Duration Bond Fund–27

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
At December 31, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
BNP Paribas SA	$285,749	$ (833,353)	$(547,604)
JPMorgan Chase Bank	—	(344,722)	(344,722)
Total	$285,749	$(1,178,075)	$(892,326)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
BNP Paribas SA	$(547,604)	$—	$—	$547,604	$—	$ —
JPMorgan Chase Bank	(344,722)	—	—	294,758	—	(49,964)
Total	$(892,326)	$—	$—	$842,362	$—	$(49,964)

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual
LVIP PIMCO Low Duration Bond Fund–28

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP PIMCO Low Duration Bond Fund–29

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP PIMCO Low Duration Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP PIMCO Low Duration Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP PIMCO Low Duration Bond Fund–30

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets over $500 million for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board considered LIAC’s comment that the Fund’s net expense ratio includes interest expenses resulting from the
LVIP PIMCO Low Duration Bond Fund–31

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
use of reverse repurchase agreements, which caused the net expense ratio to exceed the net expense ratio of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver on assets over $500 million and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Pacific Investment Management Company LLC (“PIMCO”) on behalf of the LVIP PIMCO Low Duration Bond Fund, the Board considered the nature, extent and quality of services provided by PIMCO under the subadvisory agreement. The Board considered the services provided by PIMCO, the backgrounds of the portfolio manager and PIMCO’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP PIMCO Low Duration Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the ICE BofAML 1-3 Year US Treasury Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board determined that the services provided by PIMCO were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains a breakpoint, and considered the contractual fee rates charged to other funds and accounts with an investment strategy similar to the Fund. The Board considered that LIAC compensates PIMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and PIMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by PIMCO regarding PIMCO’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by PIMCO as to any additional benefits it receives and noted that PIMCO stated that it may derive indirect benefits due to an increase in total assets under management and may receive research from trading activity.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP PIMCO Low Duration Bond Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP PIMCO Low Duration Bond Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP PIMCO Low Duration Bond Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP PIMCO Low Duration Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP PIMCO Low Duration Bond Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP PIMCO Low Duration Bond Fund–37

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 20.04% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the S&P 500® Index1, returned 31.49%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500® Index earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund utilizes a volatility management overlay and invests predominantly in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth relative to its S&P 500® Index benchmark. During calendar year 2019, exposure to value-oriented equities generally detracted from relative returns, while exposure to growth-oriented equities generally contributed to relative returns.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/13 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,769 for the Standard Class shares and to $16,382 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $23,212. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–1

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 20.04%
Five Years	+ 6.42%
Inception (5/1/13)	+ 8.06%
Service Class Shares
One Year	+ 19.62%
Five Years	+ 6.05%
Inception (5/1/13)	+ 7.68%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–2

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,080.10	0.10%	$0.52
Service Class Shares	1,000.00	1,078.20	0.45%	2.36
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.90	0.45%	2.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–3

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.91%
Equity Funds	95.11%
Money Market Fund	4.80%
Total Investments	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–4

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.91%
Equity Funds–95.11%
✠Fidelity ® --
VIP Contrafund® Portfolio	8,087,976	$ 300,630,090
VIP Equity-Income Portfolio	5,433,793	129,161,259
		429,791,349
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.80%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	21,684,425	$ 21,684,425
		21,684,425
Total Investment Companies (Cost $378,117,897)		451,475,774

TOTAL INVESTMENTS–99.91% (Cost $378,117,897)	451,475,774
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	406,277
NET ASSETS APPLICABLE TO 34,493,553 SHARES OUTSTANDING–100.00%	$451,882,051
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($124,392 / 9,488 Shares)	$13.110
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($451,757,659 / 34,484,065 Shares)	$13.100
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$387,151,049
Distributable earnings/(accumulated loss)	64,731,002
TOTAL NET ASSETS	$451,882,051

✠ Initial Class.
★ Includes $820,800 cash collateral held at broker for futures contracts, $10,110 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $49,524 variation margin due from broker on futures contracts, $288,942 payable for fund shares redeemed, $8 foreign currencies due to custodian, $43,402 other accrued expenses payable, $175,008 due to manager and affiliates and $436,988 due to custodian as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
9	E-mini Russell 2000 Index	$ 751,770	$ 739,900	3/20/20	$ 11,870	$—
126	E-mini S&P 500 Index	20,355,930	20,024,500	3/20/20	331,430	—
Total Futures Contracts					$343,300	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–5

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–6

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 4,129,753
Interest	27,793
4,157,546
EXPENSES:
Management fees	2,996,619
Distribution fees-Service Class	1,497,899
Shareholder servicing fees	124,146
Accounting and administration expenses	88,611
Reports and statements to shareholders	31,949
Professional fees	28,081
Custodian fees	12,604
Trustees’ fees and expenses	12,478
Consulting fees	3,962
Pricing fees	765
Other	7,454
4,804,568
Less:
Management fees waived	(2,654,148)
Expenses reimbursed	(224,432)
Total operating expenses	1,925,988
NET INVESTMENT INCOME	2,231,558
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(68,547)
Distributions from investment companies	41,045,331
Futures contracts	(26,694,644)
Net realized gain	14,282,140
Net change in unrealized appreciation (depreciation) of:
Investments	62,947,193
Foreign currencies	(4,312)
Futures contracts	(2,352,049)
Net change in unrealized appreciation (depreciation)	60,590,832
NET REALIZED AND UNREALIZED GAIN	74,872,972
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 77,104,530
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,231,558	$ 3,257,495
Net realized gain	14,282,140	36,053,922
Net change in unrealized appreciation (depreciation)	60,590,832	(64,260,976)
Net increase (decrease) in net assets resulting from operations	77,104,530	(24,949,559)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(11,654)	(5,601)
Service Class	(40,890,998)	(19,658,308)
	(40,902,652)	(19,663,909)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,120	5,186
Service Class	28,749,673	27,687,150
Reinvestment of dividends and distributions:
Standard Class	11,654	5,601
Service Class	40,890,998	19,658,308
	69,653,445	47,356,245
Cost of shares redeemed:
Standard Class	(7,154)	(28,907)
Service Class	(59,059,986)	(71,865,530)
	(59,067,140)	(71,894,437)
Increase (decrease) in net assets derived from capital share transactions	10,586,305	(24,538,192)
NET INCREASE (DECREASE) IN NET ASSETS	46,788,183	(69,151,660)
NET ASSETS:
Beginning of year	405,093,868	474,245,528
End of year	$451,882,051	$405,093,868
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–7

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 12.098	$ 13.486	$ 11.684	$ 11.081	$ 11.839
Income (loss) from investment operations:
Net investment income[2]	0.113	0.145	0.138	0.112	0.119
Net realized and unrealized gain (loss)	2.220	(0.878)	2.086	0.619	(0.688)
Total from investment operations	2.333	(0.733)	2.224	0.731	(0.569)
Less dividends and distributions from:
Net investment income	(0.157)	(0.175)	(0.336)	(0.128)	(0.189)
Net realized gain	(1.164)	(0.480)	(0.086)	—	—
Total dividends and distributions	(1.321)	(0.655)	(0.422)	(0.128)	(0.189)
Net asset value, end of period	$ 13.110	$ 12.098	$ 13.486	$ 11.684	$ 11.081
Total return[3]	20.04%	(5.85%)	19.03%	6.59%	(4.81%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 124	$ 109	$ 138	$ 210	$ 626
Ratio of expenses to average net assets[4]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.77%	0.76%	0.75%	0.75%	0.77%
Ratio of net investment income to average net assets	0.87%	1.07%	1.08%	1.03%	1.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.20%	0.41%	0.43%	0.38%	0.35%
Portfolio turnover	15%	43%	11%	44%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–8

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 12.095	$ 13.479	$ 11.681	$ 11.082	$ 11.838
Income (loss) from investment operations:
Net investment income[2]	0.067	0.097	0.094	0.076	0.078
Net realized and unrealized gain (loss)	2.215	(0.874)	2.082	0.612	(0.686)
Total from investment operations	2.282	(0.777)	2.176	0.688	(0.608)
Less dividends and distributions from:
Net investment income	(0.113)	(0.127)	(0.292)	(0.089)	(0.148)
Net realized gain	(1.164)	(0.480)	(0.086)	—	—
Total dividends and distributions	(1.277)	(0.607)	(0.378)	(0.089)	(0.148)
Net asset value, end of period	$ 13.100	$ 12.095	$ 13.479	$ 11.681	$ 11.082
Total return[3]	19.62%	(6.18%)	18.62%	6.22%	(5.15%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$451,758	$404,985	$474,108	$450,882	$443,649
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.12%	1.11%	1.10%	1.10%	1.12%
Ratio of net investment income to average net assets	0.52%	0.72%	0.73%	0.68%	0.67%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.15%)	0.06%	0.08%	0.03%	0.00%
Portfolio turnover	15%	43%	11%	44%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–9

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–10

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.70% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.62% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the Fund’s average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 158,896	$ 158,896
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$24,352
Legal	4,824
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,784 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–11

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 10,110
Management fees payable to LIAC	30,506
Distribution fees payable to LFD	133,429
Printing and mailing fees payable to Lincoln Life	14
Shareholder servicing fees payable to Lincoln Life	11,059
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$60,710,098
Sales	70,745,317
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$398,120,520
Aggregate unrealized appreciation of investments and derivatives	$ 53,355,254
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 53,355,254
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$451,475,774	$—	$—	$451,475,774
Derivatives:
Assets:
Futures Contracts	$ 343,300	$—	$—	$ 343,300
There were no Level 3 investments at the beginning or end of the year.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–12

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$3,863,677	$4,201,840
Long-term capital gains	37,038,975	15,462,069
Total	$40,902,652	$19,663,909
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$11,375,487
Net unrealized appreciation	53,355,515
Distributable earnings/(accumulated loss)	$64,731,002
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	90	426
Service Class	2,233,825	2,092,524
Shares reinvested:
Standard Class	941	420
Service Class	3,316,590	1,464,265
	5,551,446	3,557,635
Shares redeemed:
Standard Class	(546)	(2,075)
Service Class	(4,549,713)	(5,248,344)
	(4,550,259)	(5,250,419)
Net increase (decrease)	1,001,187	(1,692,784)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–13

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$343,300	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(26,640,414)	$(2,458,136)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(54,230)	106,087
Total		$(26,694,644)	$(2,352,049)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$13,755,005	$53,414,211
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–14

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Fidelity Institutional AM@ Select Core Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–16

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–17

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board considered LIAC’s comments that the value orientation of the Equity Sleeve contributed to underperformance. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–23

LVIP SSGA Index Allocation Funds
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Structured Allocation Funds
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Index Allocation Funds
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP SSGA Conservative Index Allocation Fund returned 14.83% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Conservative Index Allocation Composite1, returned 15.55% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 8.72%.
The LVIP SSGA Moderate Index Allocation Fund returned 18.24% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Moderate Index Allocation Composite3, returned 18.99% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.72%.
The LVIP SSGA Moderately Aggressive Index Allocation Fund returned 19.73% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Moderately Aggressive Index Allocation Composite4, returned 20.49% and its broad-based benchmark index, the S&P 500 Index5, returned 31.49%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by P/E multiple expansion that resulted from declining interest rates, particularly since S&P 500® earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund(s) operate in a fund of funds structure, investing all its assets in mutual funds and exchange traded funds. The Fund(s) are designed to have a strategic asset allocation that is in line with the Funds’ prospectus benchmark. During the calendar year 2019, the performance of the LVIP SSGA Index Allocation Fund(s) for 2019 was mainly driven by the Funds’ asset allocation and its underlying holdings, while performing in line with their benchmark(s) for the year. From a return standpoint, U.S. and non-US equities broadly outperformed fixed income on a relative basis in 2019, however the overall Fund results were in line with benchmarks due to Funds’ respective asset allocations.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Michael Hoppe
Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–1

LVIP SSGA Index Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Conservative Index Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,678 for the Standard Class shares and to $16,291 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite did from 8/2/10 through 12/31/19. The same $10,000 investment would have increased to $17,642. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $13,595. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 14.83%
Five Years	+ 4.81%
Inception (8/2/10)	+ 5.58%
Service Class Shares
One Year	+ 14.54%
Five Years	+ 4.55%
Inception (8/2/10)	+ 5.32%
LVIP SSGA Moderate Index Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,740 for the Standard Class shares and to $18,304 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite did from 8/2/10 through 12/31/19. The same $10,000 investment would have increased to $19,971. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $13,595. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 18.24%
Five Years	+ 5.93%
Inception (8/2/10)	+ 6.89%
Service Class Shares
One Year	+ 17.94%
Five Years	+ 5.67%
Inception (8/2/10)	+ 6.63%

LVIP SSGA Allocation Funds–2

LVIP SSGA Index Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,475 for the Standard Class shares and to $19,023 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite did from 8/2/10 through 12/31/19. The same $10,000 investment would have increased to $20,804. For additional comparison, the S&P 500 Index would have increased to $34,938. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 19.73%
Five Years	+ 6.40%
Inception (8/2/10)	+ 7.33%
Service Class Shares
One Year	+ 19.43%
Five Years	+ 6.13%
Inception (8/2/10)	+ 7.06%
1. The Conservative Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE®NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
2.The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3.The Moderate Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 24% S&P 500®Index, 6% S&P MidCap 400®Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
4.The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Index Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400®Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. TIPS Index.
5.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Allocation Funds–3

LVIP SSGA Structured Allocation Funds
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP SSGA Conservative Structured Allocation Fund returned 13.64% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Conservative Structured Allocation Composite1, returned 15.55% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 8.72%.
The LVIP SSGA Moderate Structured Allocation Fund returned 16.57% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Moderate Structured Allocation Composite3, returned 18.99% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.72%.
The LVIP SSGA Moderately Aggressive Structured Allocation Fund returned 17.43% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Moderately Aggressive Structured Allocation Composite4, returned 20.49% and its broad-based benchmark index, the S&P 500 Index5, returned 31.49%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by P/E multiple expansion that resulted from declining interest rates, particularly since S&P 500® earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund(s) operate in a fund of funds structure, investing all its assets in mutual funds and exchange traded funds. The performance of the LVIP SSGA Structured Allocation Fund(s) and their underlying sleeves were impacted by market conditions and style factors during 2019. The Fund(s) primarily invest in passive equity and fixed income index funds but have a material allocation to structured funds which maintain a value and lower market cap bias. Allocations to the structured funds detracted from the Funds’ relative returns, as value underperformed core and growth during the year and lower market cap stocks underperformed large cap stocks. From a return standpoint, U.S. and non-US equities broadly outperformed fixed income on a relative basis in 2019, however the overall Fund results were in line with its benchmark.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Michael Hoppe
Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–4

LVIP SSGA Structured Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Conservative Structured Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,368 for the Standard Class shares and to $15,989 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite did from 8/2/10 through 12/31/19. The same $10,000 investment would have increased to $17,642. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $13,595. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 13.64%
Five Years	+ 4.42%
Inception (8/2/10)	+ 5.37%
Service Class Shares
One Year	+ 13.36%
Five Years	+ 4.16%
Inception (8/2/10)	+ 5.11%
LVIP SSGA Moderate Structured Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,288 for the Standard Class shares and to $17,865 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite did from 8/2/10 through 12/31/19. The same $10,000 investment would have increased to $19,971. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $13,595. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 16.57%
Five Years	+ 5.43%
Inception (8/2/10)	+ 6.62%
Service Class Shares
One Year	+ 16.28%
Five Years	+ 5.16%
Inception (8/2/10)	+ 6.35%

LVIP SSGA Allocation Funds–5

LVIP SSGA Structured Allocation Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,162 for the Standard Class shares and to $18,717 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite did from 8/2/10 through 12/31/19. The same $10,000 investment would have increased to $20,804. For additional comparison, the S&P 500 Index would have increased to $34,938. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 17.43%
Five Years	+ 5.72%
Inception (8/2/10)	+ 7.15%
Service Class Shares
One Year	+ 17.14%
Five Years	+ 5.46%
Inception (8/2/10)	+ 6.88%
1.The Conservative Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400®
Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
2.The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3.The Moderate Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 24% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
4.The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Structured Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. TIPS Index.
5.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Allocation Funds–6

LVIP SSGA Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
LVIP SSGA Conservative Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,046.00	0.20%	$1.03
Service Class Shares	1,000.00	1,044.70	0.45%	2.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.90	0.45%	2.29
LVIP SSGA Moderate Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,058.10	0.21%	$1.09
Service Class Shares	1,000.00	1,056.70	0.46%	2.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35

LVIP SSGA Allocation Funds–7

LVIP SSGA Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,063.40	0.21%	$1.09
Service Class Shares	1,000.00	1,062.00	0.46%	2.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35
LVIP SSGA Conservative Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,044.50	0.24%	$1.24
Service Class Shares	1,000.00	1,043.30	0.49%	2.52
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.70	0.49%	2.50
LVIP SSGA Moderate Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,056.40	0.21%	$1.09
Service Class Shares	1,000.00	1,055.10	0.46%	2.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,060.60	0.21%	$1.09
Service Class Shares	1,000.00	1,059.20	0.46%	2.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Allocation Funds–8

LVIP SSGA Index Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP SSGA Conservative Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	86.05%
Investment Companies	86.05%
Equity Funds	22.20%
Fixed Income Fund	49.85%
International Equity Fund	14.00%
Unaffiliated Investments	14.06%
Investment Companies	14.06%
Fixed Income Fund	9.95%
International Equity Fund	4.05%
Money Market Fund	0.06%
Total Investments	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%
LVIP SSGA Moderate Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	84.05%
Investment Companies	84.05%
Equity Funds	34.23%
Fixed Income Fund	29.86%
International Equity Fund	19.96%
Unaffiliated Investments	15.99%
Investment Companies	15.99%
Fixed Income Fund	9.93%
International Equity Fund	6.06%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	84.93%
Investment Companies	84.93%
Equity Funds	38.18%
Fixed Income Fund	24.83%
International Equity Fund	21.92%
Unaffiliated Investments	15.37%
Investment Companies	15.37%
Fixed Income Fund	4.97%
International Equity Fund	10.08%
Money Market Fund	0.32%
Total Investments	100.30%
Liabilities Net of Receivables and Other Assets	(0.30%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–9

LVIP SSGA Structured Allocation Funds
Security Type/Sector Allocations (unaudited) (continued)
As of December 31, 2019
LVIP SSGA Conservative Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.23%
Investment Companies	90.23%
Equity Funds	22.68%
Fixed Income Fund	49.05%
International Equity Funds	18.50%
Unaffiliated Investment	9.81%
Investment Company	9.81%
Fixed Income Fund	9.81%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP SSGA Moderate Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.34%
Investment Companies	90.34%
Equity Funds	34.72%
Fixed Income Fund	29.15%
International Equity Funds	26.47%
Unaffiliated Investment	9.70%
Investment Company	9.70%
Fixed Income Fund	9.70%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.20%
Investment Companies	95.20%
Equity Funds	38.57%
Fixed Income Fund	24.16%
International Equity Funds	32.47%
Unaffiliated Investments	4.85%
Investment Companies	4.85%
Fixed Income Fund	4.83%
Money Market Fund	0.02%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–10

LVIP SSGA Conservative Index Allocation Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–86.05%
INVESTMENT COMPANIES–86.05%
Equity Funds–22.20%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	307,225	$ 3,686,704
LVIP SSGA S&P 500 Index Fund	998,293	20,953,170
LVIP SSGA Small-Cap Index Fund	77,403	2,453,064
		27,092,938
Fixed Income Fund–49.85%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	5,309,258	60,844,093
		60,844,093
International Equity Fund–14.00%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,735,653	17,084,036
		17,084,036
Total Affiliated Investments (Cost $86,744,817)		105,021,067
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–14.06%
INVESTMENT COMPANIES–14.06%
Fixed Income Fund–9.95%
SPDR® Portfolio TIPS ETF	426,222	$ 12,145,470
		12,145,470
International Equity Fund–4.05%
iShares Core MSCI Emerging Markets ETF	91,892	4,940,114
		4,940,114
Money Market Fund–0.06%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	71,523	71,523
		71,523
Total Unaffiliated Investments (Cost $15,890,483)		17,157,107

TOTAL INVESTMENTS–100.11% (Cost $102,635,300)	122,178,174
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(139,932)
NET ASSETS APPLICABLE TO 9,020,214 SHARES OUTSTANDING–100.00%	$122,038,242

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–11

LVIP SSGA Moderate Index Allocation Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–84.05%
INVESTMENT COMPANIES–84.05%
Equity Funds–34.23%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	2,477,035	$ 29,724,424
LVIP SSGA S&P 500 Index Fund	5,681,708	119,253,358
LVIP SSGA Small-Cap Index Fund	624,061	19,777,751
		168,755,533
Fixed Income Fund–29.86%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	12,843,031	147,181,138
		147,181,138
International Equity Fund–19.96%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	9,996,757	98,398,080
		98,398,080
Total Affiliated Investments (Cost $332,161,289)		414,334,751
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–15.99%
INVESTMENT COMPANIES–15.99%
Fixed Income Fund–9.93%
SPDR® Portfolio TIPS ETF	1,718,141	$ 48,959,534
		48,959,534
International Equity Fund–6.06%
iShares Core MSCI Emerging Markets ETF	555,669	29,872,766
		29,872,766
Total Unaffiliated Investments (Cost $73,941,486)		78,832,300

TOTAL INVESTMENTS–100.04% (Cost $406,102,775)	493,167,051
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(211,907)
NET ASSETS APPLICABLE TO 32,134,678 SHARES OUTSTANDING–100.00%	$492,955,144

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–12

LVIP SSGA Moderately Aggressive Index Allocation Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–84.93%
INVESTMENT COMPANIES–84.93%
Equity Funds–38.18%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	2,623,937	$ 31,487,242
LVIP SSGA S&P 500 Index Fund	5,588,622	117,299,596
LVIP SSGA Small-Cap Index Fund	708,283	22,446,901
		171,233,739
Fixed Income Fund–24.83%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	9,717,562	111,363,266
		111,363,266
International Equity Fund–21.92%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	9,984,283	98,275,295
		98,275,295
Total Affiliated Investments (Cost $297,678,315)		380,872,300
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–15.37%
INVESTMENT COMPANIES–15.37%
Fixed Income Fund–4.97%
SPDR® Portfolio TIPS ETF	782,781	$ 22,305,848
		22,305,848
International Equity Fund–10.08%
iShares Core MSCI Emerging Markets ETF	840,826	45,202,806
		45,202,806
Money Market Fund–0.32%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	1,444,747	1,444,747
		1,444,747
Total Unaffiliated Investments (Cost $62,582,739)		68,953,401

TOTAL INVESTMENTS–100.30% (Cost $360,261,054)	449,825,701
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.30%)	(1,359,530)
NET ASSETS APPLICABLE TO 28,249,738 SHARES OUTSTANDING–100.00%	$448,466,171

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–13

LVIP SSGA Conservative Structured Allocation Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.23%
INVESTMENT COMPANIES–90.23%
Equity Funds–22.68%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	1,159,903	$ 15,227,202
LVIP SSGA Mid-Cap Index Fund	314,646	3,775,749
LVIP SSGA S&P 500 Index Fund	722,653	15,167,773
LVIP SSGA Small-Cap Index Fund	119,261	3,779,637
LVIP SSGA Small-Mid Cap 200 Fund	293,779	3,746,853
		41,697,214
Fixed Income Fund–49.05%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	7,868,709	90,175,408
		90,175,408
International Equity Funds–18.50%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	1,604,974	13,086,959
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	900,039	$ 7,723,231
LVIP SSGA International Index Fund	1,340,696	13,196,469
		34,006,659
Total Affiliated Investments (Cost $143,603,635)		165,879,281
UNAFFILIATED INVESTMENT–9.81%
INVESTMENT COMPANY–9.81%
Fixed Income Fund–9.81%
SPDR® Portfolio TIPS ETF	633,189	18,043,129
Total Unaffiliated Investment (Cost $17,294,239)		18,043,129

TOTAL INVESTMENTS–100.04% (Cost $160,897,874)	183,922,410
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(74,121)
NET ASSETS APPLICABLE TO 15,364,378 SHARES OUTSTANDING–100.00%	$183,848,289

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–14

LVIP SSGA Moderate Structured Allocation Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.34%
INVESTMENT COMPANIES–90.34%
Equity Funds–34.72%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	8,018,190	$ 105,262,803
LVIP SSGA Mid-Cap Index Fund	2,899,961	34,799,526
LVIP SSGA S&P 500 Index Fund	4,995,407	104,848,603
LVIP SSGA Small-Cap Index Fund	824,447	26,128,361
LVIP SSGA Small-Mid Cap 200 Fund	2,030,833	25,901,246
		296,940,539
Fixed Income Fund–29.15%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	21,752,835	249,287,486
		249,287,486
International Equity Funds–26.47%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	10,564,908	86,146,259
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	6,222,749	$ 53,397,410
LVIP SSGA International Index Fund	8,825,858	86,872,927
		226,416,596
Total Affiliated Investments (Cost $647,069,730)		772,644,621
UNAFFILIATED INVESTMENT–9.70%
INVESTMENT COMPANY–9.70%
Fixed Income Fund–9.70%
✧✧SPDR® Portfolio TIPS ETF	2,911,465	82,964,070
Total Unaffiliated Investment (Cost $80,385,197)		82,964,070

TOTAL INVESTMENTS–100.04% (Cost $727,454,927)	855,608,691
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(367,763)
NET ASSETS APPLICABLE TO 66,063,392 SHARES OUTSTANDING–100.00%	$855,240,928

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–15

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.20%
INVESTMENT COMPANIES–95.20%
Equity Funds–38.57%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	5,373,042	$ 70,537,289
LVIP SSGA Mid-Cap Index Fund	1,793,871	21,526,457
LVIP SSGA S&P 500 Index Fund	3,347,592	70,262,614
LVIP SSGA Small-Cap Index Fund	679,968	21,549,542
LVIP SSGA Small-Mid Cap 200 Fund	1,675,030	21,363,327
		205,239,229
Fixed Income Fund–24.16%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	11,217,215	128,549,285
		128,549,285
International Equity Funds–32.47%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	7,189,068	58,619,658
LVIP SSGA Emerging Markets 100 Fund	6,415,033	55,047,403
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA International Index Fund	6,005,589	$ 59,113,015
		172,780,076
Total Affiliated Investments (Cost $422,466,817)		506,568,590
UNAFFILIATED INVESTMENTS–4.85%
INVESTMENT COMPANIES–4.85%
Fixed Income Fund–4.83%
SPDR® Portfolio TIPS ETF	902,008	25,703,299
		25,703,299
Money Market Fund–0.02%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	85,065	85,065
		85,065
Total Unaffiliated Investments (Cost $24,900,008)		25,788,364

TOTAL INVESTMENTS–100.05% (Cost $447,366,825)	532,356,954
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(276,836)
NET ASSETS APPLICABLE TO 39,476,444 SHARES OUTSTANDING–100.00%	$532,080,118

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–16

LVIP SSGA Allocation Funds
Statements of Assets and Liabilities
December 31, 2019
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
ASSETS:
Affiliated investments, at value	$105,021,067	$414,334,751	$380,872,300	$165,879,281	$772,644,621	$506,568,590
Unaffiliated investments, at value	17,157,107	78,832,300	68,953,401	18,043,129	82,964,070	25,788,364
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	5,018	—	—	—	—	—
Receivable for fund shares sold	665	146,073	247,485	25,698	76,463	25,905
Prepaid expenses	373	1,475	1,333	565	2,641	1,620
Dividends and interest receivable	101	737	483	137	296	137
Receivable for securities sold	—	1,256,153	—	18,136	242,324	—
TOTAL ASSETS	122,184,331	494,571,489	450,075,002	183,966,946	855,930,415	532,384,616
LIABILITIES:
Payable for securities purchased	71,307	24,444	1,444,654	—	—	85,042
Due to manager and affiliates	35,915	133,870	115,443	62,373	287,281	170,339
Other accrued expenses payable	32,245	31,424	31,065	30,883	36,646	33,106
Payable for fund shares redeemed	6,622	194,588	17,669	7,242	123,244	16,011
Due to custodian	—	1,232,019	—	18,159	242,316	—
TOTAL LIABILITIES	146,089	1,616,345	1,608,831	118,657	689,487	304,498
TOTAL NET ASSETS	$122,038,242	$492,955,144	$448,466,171	$183,848,289	$855,240,928	$532,080,118
Affiliated investments, at cost	$ 86,744,817	$332,161,289	$297,678,315	$143,603,635	$647,069,730	$422,466,817
Unaffiliated investments, at cost	15,890,483	73,941,486	62,582,739	17,294,239	80,385,197	24,900,008
Standard Class:
Net Assets	$ 38,885,413	$208,502,080	$214,176,265	$ 21,160,863	$116,658,243	$103,328,001
Shares Outstanding	2,873,613	13,588,389	13,477,672	1,768,408	9,008,374	7,663,353
Net Asset Value Per Share	$ 13.532	$ 15.344	$ 15.891	$ 11.966	$ 12.950	$ 13.483
Service Class:
Net Assets	$ 83,152,829	$284,453,064	$234,289,906	$162,687,426	$738,582,685	$428,752,117
Shares Outstanding	6,146,601	18,546,289	14,772,066	13,595,970	57,055,018	31,813,091
Net Asset Value Per Share	$ 13.528	$ 15.337	$ 15.860	$ 11.966	$ 12.945	$ 13.477
LVIP SSGA Allocation Funds–17

LVIP SSGA Allocation Funds
Statements of Assets and Liabilities (continued)

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$104,317,565	$406,217,821	$359,307,703	$164,178,907	$734,722,440	$455,915,160
Distributable earnings/(accumulated loss)	17,720,677	86,737,323	89,158,468	19,669,382	120,518,488	76,164,958
TOTAL NET ASSETS	$122,038,242	$492,955,144	$448,466,171	$183,848,289	$855,240,928	$532,080,118
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–18

LVIP SSGA Allocation Funds
Statements of Operations
Year Ended December 31, 2019
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 2,432,762	$ 8,669,094	$ 7,691,533	$ 4,338,416	$ 22,100,124	$13,056,130
Dividends from unaffiliated investments	461,676	2,127,115	1,974,458	483,968	—	679,302
Interest	1,577	5,985	6,452	784	1,681	—
	2,896,015	10,802,194	9,672,443	4,823,168	22,101,805	13,735,432
EXPENSES:
Management fees	208,014	808,287	750,784	336,078	1,552,182	944,845
Distribution fees-Service Class	197,212	671,207	567,074	409,904	1,852,264	1,061,008
Accounting and administration expenses	51,043	73,806	71,598	55,982	102,442	79,145
Shareholder servicing fees	33,225	129,479	119,859	53,190	245,771	149,622
Professional fees	23,440	24,415	24,070	21,307	28,406	24,814
Reports and statements to shareholders	7,986	21,890	20,097	10,882	56,190	24,333
Custodian fees	5,015	7,144	6,256	8,097	19,525	10,912
Trustees’ fees and expenses	3,349	12,977	12,024	5,415	24,891	15,131
Consulting fees	1,829	2,078	2,052	1,853	2,252	2,069
Index fees	551	2,145	1,990	—	—	—
Pricing fees	141	97	149	181	125	130
Other	2,553	4,011	3,933	4,139	12,705	8,043
	534,358	1,757,536	1,579,886	907,028	3,896,753	2,320,052
Less:
Management fees waived	(36,160)	(138,570)	(130,820)	(60,955)	(280,953)	(170,938)
Expenses reimbursed	(71,848)	—	—	—	—	—
Total operating expenses	426,350	1,618,966	1,449,066	846,073	3,615,800	2,149,114
NET INVESTMENT INCOME	2,469,665	9,183,228	8,223,377	3,977,095	18,486,005	11,586,318
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(78,434)	(955,217)	(942,763)	1,058,915	3,344,449	2,094,876
Sale of unaffiliated investments	(51,662)	(244,465)	(428,367)	(24,327)	—	(41,366)
Distributions from affiliated investment companies	1,252,248	7,988,898	8,095,779	2,366,197	17,071,339	11,305,944
Net realized gain	1,122,152	6,789,216	6,724,649	3,400,785	20,415,788	13,359,454
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	10,536,437	50,378,763	50,291,964	14,629,690	88,633,932	54,940,764
Unaffiliated investments	1,288,679	6,184,229	6,936,070	1,051,597	—	1,481,630
LVIP SSGA Allocation Funds–19

LVIP SSGA Allocation Funds
Statements of Operations (continued)

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Net change in unrealized appreciation (depreciation)	11,825,116	56,562,992	57,228,034	15,681,287	88,633,932	56,422,394
NET REALIZED AND UNREALIZED GAIN	12,947,268	63,352,208	63,952,683	19,082,072	109,049,720	69,781,848
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,416,933	$72,535,436	$72,176,060	$23,059,167	$127,535,725	$81,368,166
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–20

LVIP SSGA Allocation Funds
Statements of Changes in Net Assets
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,469,665	$ 2,342,135	$ 9,183,228	$ 8,134,878	$ 8,223,377	$ 7,249,831
Net realized gain	1,122,152	307,930	6,789,216	2,823,894	6,724,649	3,351,081
Net change in unrealized appreciation (depreciation)	11,825,116	(7,568,532)	56,562,992	(37,411,110)	57,228,034	(38,670,161)
Net increase (decrease) in net assets resulting from operations	15,416,933	(4,918,467)	72,535,436	(26,452,338)	72,176,060	(28,069,249)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,183,711)	(945,808)	(5,898,491)	(3,906,005)	(6,393,474)	(4,089,469)
Service Class	(2,357,038)	(1,945,376)	(7,547,754)	(6,109,863)	(6,478,548)	(5,073,390)
	(3,540,749)	(2,891,184)	(13,446,245)	(10,015,868)	(12,872,022)	(9,162,859)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,638,431	10,176,825	49,578,870	39,507,683	39,052,794	36,266,949
Service Class	15,921,747	14,448,885	37,966,249	48,803,331	31,753,214	55,000,326
Reinvestment of dividends and distributions:
Standard Class	1,183,711	945,808	5,898,491	3,906,005	6,393,474	4,089,469
Service Class	2,357,038	1,945,376	7,547,754	6,109,863	6,478,548	5,073,390
	25,100,927	27,516,894	100,991,364	98,326,882	83,678,030	100,430,134
Cost of shares redeemed:
Standard Class	(3,964,968)	(5,412,464)	(12,462,190)	(10,332,343)	(11,596,070)	(11,744,990)
Service Class	(15,922,536)	(17,687,975)	(41,257,431)	(43,204,739)	(47,108,633)	(33,477,121)
	(19,887,504)	(23,100,439)	(53,719,621)	(53,537,082)	(58,704,703)	(45,222,111)
Increase (decrease) in net assets derived from capital share transactions	5,213,423	4,416,455	47,271,743	44,789,800	24,973,327	55,208,023
NET INCREASE (DECREASE) IN NET ASSETS	17,089,607	(3,393,196)	106,360,934	8,321,594	84,277,365	17,975,915
NET ASSETS:
Beginning of year	104,948,635	108,341,831	386,594,210	378,272,616	364,188,806	346,212,891
End of year	$122,038,242	$104,948,635	$492,955,144	$386,594,210	$448,466,171	$364,188,806
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–21

LVIP SSGA Allocation Funds
Statements of Changes in Net Assets (continued)
	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,977,095	$ 4,330,250	$ 18,486,005	$ 19,729,074	$ 11,586,318	$ 12,342,032
Net realized gain	3,400,785	3,438,244	20,415,788	21,340,582	13,359,454	11,855,409
Net change in unrealized appreciation (depreciation)	15,681,287	(18,174,054)	88,633,932	(106,344,001)	56,422,394	(69,888,321)
Net increase (decrease) in net assets resulting from operations	23,059,167	(10,405,560)	127,535,725	(65,274,345)	81,368,166	(45,690,880)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(861,655)	(739,487)	(5,435,391)	(4,420,459)	(4,481,150)	(3,244,363)
Service Class	(6,401,849)	(6,433,578)	(33,520,794)	(32,745,950)	(18,087,010)	(16,014,151)
	(7,263,504)	(7,173,065)	(38,956,185)	(37,166,409)	(22,568,160)	(19,258,514)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,314,406	3,552,856	14,301,357	15,997,496	17,548,720	16,569,094
Service Class	14,142,775	12,330,421	32,589,428	40,843,813	22,910,954	37,531,900
Reinvestment of dividends and distributions:
Standard Class	861,655	739,487	5,435,391	4,420,459	4,481,150	3,244,363
Service Class	6,401,849	6,433,578	33,520,794	32,745,950	18,087,010	16,014,151
	23,720,685	23,056,342	85,846,970	94,007,718	63,027,834	73,359,508
Cost of shares redeemed:
Standard Class	(1,735,662)	(1,885,819)	(7,388,524)	(8,556,560)	(7,319,954)	(7,781,180)
Service Class	(34,930,355)	(38,824,224)	(127,450,744)	(121,361,428)	(71,825,052)	(77,489,145)
	(36,666,017)	(40,710,043)	(134,839,268)	(129,917,988)	(79,145,006)	(85,270,325)
Increase (decrease) in net assets derived from capital share transactions	(12,945,332)	(17,653,701)	(48,992,298)	(35,910,270)	(16,117,172)	(11,910,817)
NET INCREASE (DECREASE) IN NET ASSETS	2,850,331	(35,232,326)	39,587,242	(138,351,024)	42,682,834	(76,860,211)
NET ASSETS:
Beginning of year	180,997,958	216,230,284	815,653,686	954,004,710	489,397,284	566,257,495
End of year	$183,848,289	$180,997,958	$ 855,240,928	$ 815,653,686	$532,080,118	$489,397,284
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–22

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 12.157	$ 13.090	$ 12.117	$ 11.876	$ 12.260
Income (loss) from investment operations:
Net investment income[1]	0.306	0.300	0.287	0.261	0.244
Net realized and unrealized gain (loss)	1.495	(0.867)	1.011	0.333	(0.359)
Total from investment operations	1.801	(0.567)	1.298	0.594	(0.115)
Less dividends and distributions from:
Net investment income	(0.319)	(0.307)	(0.288)	(0.262)	(0.250)
Net realized gain	(0.107)	(0.059)	(0.037)	(0.091)	(0.019)
Total dividends and distributions	(0.426)	(0.366)	(0.325)	(0.353)	(0.269)
Net asset value, end of period	$ 13.532	$ 12.157	$ 13.090	$ 12.117	$ 11.876
Total return[2]	14.83%	(4.34%)	10.72%	5.01%	(0.94%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 38,885	$ 32,361	$ 29,018	$20,170	$ 13,664
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.35%	0.34%	0.33%	0.33%
Ratio of net investment income to average net assets	2.33%	2.32%	2.24%	2.13%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.24%	2.17%	2.10%	2.00%	1.84%
Portfolio turnover	15%	20%	15%	18%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–23

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 12.156	$ 13.086	$ 12.115	$ 11.875	$ 12.258
Income (loss) from investment operations:
Net investment income[1]	0.273	0.267	0.254	0.229	0.213
Net realized and unrealized gain (loss)	1.492	(0.864)	1.010	0.334	(0.358)
Total from investment operations	1.765	(0.597)	1.264	0.563	(0.145)
Less dividends and distributions from:
Net investment income	(0.286)	(0.274)	(0.256)	(0.232)	(0.219)
Net realized gain	(0.107)	(0.059)	(0.037)	(0.091)	(0.019)
Total dividends and distributions	(0.393)	(0.333)	(0.293)	(0.323)	(0.238)
Net asset value, end of period	$ 13.528	$ 12.156	$ 13.086	$ 12.115	$ 11.875
Total return[2]	14.54%	(4.57%)	10.44%	4.74%	(1.19%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 83,153	$ 72,588	$ 79,324	$75,725	$ 69,586
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.54%	0.60%	0.59%	0.58%	0.58%
Ratio of net investment income to average net assets	2.08%	2.07%	1.99%	1.88%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.99%	1.92%	1.85%	1.75%	1.59%
Portfolio turnover	15%	20%	15%	18%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–24

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 13.362	$ 14.659	$ 13.119	$ 12.703	$ 13.159
Income (loss) from investment operations:
Net investment income[1]	0.325	0.325	0.311	0.287	0.246
Net realized and unrealized gain (loss)	2.108	(1.255)	1.597	0.556	(0.440)
Total from investment operations	2.433	(0.930)	1.908	0.843	(0.194)
Less dividends and distributions from:
Net investment income	(0.342)	(0.324)	(0.313)	(0.273)	(0.236)
Net realized gain	(0.109)	(0.043)	(0.055)	(0.154)	(0.026)
Total dividends and distributions	(0.451)	(0.367)	(0.368)	(0.427)	(0.262)
Net asset value, end of period	$ 15.344	$ 13.362	$ 14.659	$ 13.119	$ 12.703
Total return[2]	18.24%	(6.27%)	14.55%	6.65%	(1.48%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$208,502	$142,597	$122,827	$81,080	$ 51,915
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.20%	0.19%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.24%	0.31%	0.30%	0.29%	0.29%
Ratio of net investment income to average net assets	2.21%	2.23%	2.20%	2.20%	1.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.18%	2.13%	2.10%	2.10%	1.75%
Portfolio turnover	10%	11%	11%	10%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–25

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 13.359	$ 14.653	$ 13.116	$ 12.702	$ 13.156
Income (loss) from investment operations:
Net investment income[1]	0.288	0.288	0.275	0.253	0.213
Net realized and unrealized gain (loss)	2.104	(1.251)	1.595	0.555	(0.438)
Total from investment operations	2.392	(0.963)	1.870	0.808	(0.225)
Less dividends and distributions from:
Net investment income	(0.305)	(0.288)	(0.278)	(0.240)	(0.203)
Net realized gain	(0.109)	(0.043)	(0.055)	(0.154)	(0.026)
Total dividends and distributions	(0.414)	(0.331)	(0.333)	(0.394)	(0.229)
Net asset value, end of period	$ 15.337	$ 13.359	$ 14.653	$ 13.116	$ 12.702
Total return[2]	17.94%	(6.50%)	14.27%	6.37%	(1.71%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$284,453	$243,997	$255,446	$221,867	$207,474
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.45%	0.44%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.49%	0.56%	0.55%	0.54%	0.54%
Ratio of net investment income to average net assets	1.96%	1.98%	1.95%	1.95%	1.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.93%	1.88%	1.85%	1.85%	1.50%
Portfolio turnover	10%	11%	11%	10%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–26

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 13.689	$ 15.191	$ 13.311	$ 12.833	$ 13.380
Income (loss) from investment operations:
Net investment income[1]	0.323	0.325	0.313	0.291	0.258
Net realized and unrealized gain (loss)	2.371	(1.466)	1.944	0.652	(0.529)
Total from investment operations	2.694	(1.141)	2.257	0.943	(0.271)
Less dividends and distributions from:
Net investment income	(0.353)	(0.315)	(0.314)	(0.283)	(0.250)
Net realized gain	(0.139)	(0.046)	(0.063)	(0.182)	(0.026)
Total dividends and distributions	(0.492)	(0.361)	(0.377)	(0.465)	(0.276)
Net asset value, end of period	$ 15.891	$ 13.689	$ 15.191	$ 13.311	$ 12.833
Total return[2]	19.73%	(7.42%)	16.97%	7.37%	(2.04%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$214,176	$154,120	$141,716	$97,140	$ 66,606
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.19%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.24%	0.31%	0.31%	0.29%	0.29%
Ratio of net investment income to average net assets	2.13%	2.16%	2.16%	2.21%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	2.06%	2.06%	2.11%	1.81%
Portfolio turnover	13%	11%	10%	10%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–27

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 13.664	$ 15.164	$ 13.291	$ 12.815	$ 13.361
Income (loss) from investment operations:
Net investment income[1]	0.284	0.287	0.275	0.257	0.224
Net realized and unrealized gain (loss)	2.365	(1.461)	1.938	0.652	(0.528)
Total from investment operations	2.649	(1.174)	2.213	0.909	(0.304)
Less dividends and distributions from:
Net investment income	(0.314)	(0.280)	(0.277)	(0.251)	(0.216)
Net realized gain	(0.139)	(0.046)	(0.063)	(0.182)	(0.026)
Total dividends and distributions	(0.453)	(0.326)	(0.340)	(0.433)	(0.242)
Net asset value, end of period	$ 15.860	$ 13.664	$ 15.164	$ 13.291	$ 12.815
Total return[2]	19.43%	(7.66%)	16.67%	7.11%	(2.28%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$234,290	$210,069	$204,497	$177,056	$168,948
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.44%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.49%	0.56%	0.56%	0.54%	0.54%
Ratio of net investment income to average net assets	1.88%	1.91%	1.19%	1.96%	1.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.85%	1.81%	1.81%	1.86%	1.56%
Portfolio turnover	13%	11%	10%	10%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–28

LVIP SSGA Conservative Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Structured Allocation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.983	$ 12.054	$ 11.489	$ 11.265	$ 11.877
Income (loss) from investment operations:
Net investment income[1]	0.282	0.282	0.286	0.259	0.247
Net realized and unrealized gain (loss)	1.211	(0.882)	0.826	0.509	(0.468)
Total from investment operations	1.493	(0.600)	1.112	0.768	(0.221)
Less dividends and distributions from:
Net investment income	(0.323)	(0.348)	(0.411)	(0.265)	(0.310)
Net realized gain	(0.187)	(0.123)	(0.136)	(0.279)	(0.081)
Total dividends and distributions	(0.510)	(0.471)	(0.547)	(0.544)	(0.391)
Net asset value, end of period	$ 11.966	$ 10.983	$ 12.054	$ 11.489	$ 11.265
Total return[2]	13.64%	(5.01%)	9.70%	6.84%	(1.86%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 21,161	$ 18,119	$17,372	$13,873	$ 9,094
Ratio of expenses to average net assets[3]	0.24%	0.23%	0.21%	0.20%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.27%	0.33%	0.31%	0.30%	0.29%
Ratio of net investment income to average net assets	2.39%	2.38%	2.37%	2.23%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.36%	2.28%	2.27%	2.13%	1.97%
Portfolio turnover	13%	11%	12%	17%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–29

LVIP SSGA Conservative Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Structured Allocation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.983	$ 12.051	$ 11.487	$ 11.264	$ 11.875
Income (loss) from investment operations:
Net investment income[1]	0.252	0.252	0.255	0.229	0.217
Net realized and unrealized gain (loss)	1.211	(0.880)	0.825	0.509	(0.466)
Total from investment operations	1.463	(0.628)	1.080	0.738	(0.249)
Less dividends and distributions from:
Net investment income	(0.293)	(0.317)	(0.380)	(0.236)	(0.281)
Net realized gain	(0.187)	(0.123)	(0.136)	(0.279)	(0.081)
Total dividends and distributions	(0.480)	(0.440)	(0.516)	(0.515)	(0.362)
Net asset value, end of period	$ 11.966	$ 10.983	$ 12.051	$ 11.487	$ 11.264
Total return[2]	13.36%	(5.25%)	9.43%	6.57%	(2.10%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$162,687	$162,879	$198,858	$194,743	$186,076
Ratio of expenses to average net assets[3]	0.49%	0.48%	0.46%	0.45%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.52%	0.58%	0.56%	0.55%	0.54%
Ratio of net investment income to average net assets	2.14%	2.13%	2.12%	1.98%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	2.03%	2.02%	1.88%	1.72%
Portfolio turnover	13%	11%	12%	17%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–30

LVIP SSGA Moderate Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Structured Allocation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.659	$ 13.162	$ 12.285	$ 11.863	$ 12.650
Income (loss) from investment operations:
Net investment income[1]	0.304	0.300	0.315	0.274	0.264
Net realized and unrealized gain (loss)	1.617	(1.229)	1.293	0.816	(0.603)
Total from investment operations	1.921	(0.929)	1.608	1.090	(0.339)
Less dividends and distributions from:
Net investment income	(0.363)	(0.400)	(0.518)	(0.286)	(0.360)
Net realized gain	(0.267)	(0.174)	(0.213)	(0.382)	(0.088)
Total dividends and distributions	(0.630)	(0.574)	(0.731)	(0.668)	(0.448)
Net asset value, end of period	$ 12.950	$ 11.659	$ 13.162	$ 12.285	$ 11.863
Total return[2]	16.57%	(7.12%)	13.15%	9.27%	(2.69%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$116,658	$ 93,678	$ 93,340	$70,035	$ 52,020
Ratio of expenses to average net assets[3]	0.21%	0.20%	0.20%	0.18%	0.17%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.24%	0.30%	0.30%	0.28%	0.27%
Ratio of net investment income to average net assets	2.40%	2.40%	2.41%	2.24%	2.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.37%	2.30%	2.31%	2.14%	1.98%
Portfolio turnover	12%	11%	11%	12%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–31

LVIP SSGA Moderate Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Structured Allocation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.655	$ 13.154	$ 12.280	$ 11.859	$ 12.646
Income (loss) from investment operations:
Net investment income[1]	0.272	0.288	0.282	0.242	0.232
Net realized and unrealized gain (loss)	1.615	(1.246)	1.290	0.817	(0.603)
Total from investment operations	1.887	(0.958)	1.572	1.059	(0.371)
Less dividends and distributions from:
Net investment income	(0.330)	(0.367)	(0.485)	(0.256)	(0.328)
Net realized gain	(0.267)	(0.174)	(0.213)	(0.382)	(0.088)
Total dividends and distributions	(0.597)	(0.541)	(0.698)	(0.638)	(0.416)
Net asset value, end of period	$ 12.945	$ 11.655	$ 13.154	$ 12.280	$ 11.859
Total return[2]	16.28%	(7.36%)	12.86%	9.01%	(2.95%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$738,583	$721,976	$860,665	$817,187	$805,329
Ratio of expenses to average net assets[3]	0.46%	0.45%	0.45%	0.43%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.49%	0.55%	0.55%	0.53%	0.52%
Ratio of net investment income to average net assets	2.15%	2.15%	2.16%	1.99%	1.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.12%	2.05%	2.06%	1.89%	1.73%
Portfolio turnover	12%	11%	11%	12%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–32

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 12.014	$ 13.646	$ 12.567	$ 12.036	$ 12.945
Income (loss) from investment operations:
Net investment income[1]	0.321	0.332	0.333	0.291	0.300
Net realized and unrealized gain (loss)	1.762	(1.447)	1.531	0.957	(0.749)
Total from investment operations	2.083	(1.115)	1.864	1.248	(0.449)
Less dividends and distributions from:
Net investment income	(0.380)	(0.435)	(0.558)	(0.300)	(0.403)
Net realized gain	(0.234)	(0.082)	(0.227)	(0.417)	(0.057)
Total dividends and distributions	(0.614)	(0.517)	(0.785)	(0.717)	(0.460)
Net asset value, end of period	$ 13.483	$ 12.014	$ 13.646	$ 12.567	$ 12.036
Total return[2]	17.43%	(8.20%)	14.89%	10.48%	(3.48%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$103,328	$ 78,667	$ 76,979	$ 56,314	$ 37,405
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.20%	0.18%	0.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.24%	0.31%	0.30%	0.28%	0.28%
Ratio of net investment income to average net assets	2.45%	2.46%	2.46%	2.35%	2.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.42%	2.36%	2.36%	2.25%	2.21%
Portfolio turnover	13%	14%	12%	15%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–33

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 12.009	$ 13.636	$ 12.560	$ 12.032	$ 12.940
Income (loss) from investment operations:
Net investment income[1]	0.288	0.298	0.298	0.259	0.267
Net realized and unrealized gain (loss)	1.760	(1.443)	1.529	0.955	(0.748)
Total from investment operations	2.048	(1.145)	1.827	1.214	(0.481)
Less dividends and distributions from:
Net investment income	(0.346)	(0.400)	(0.524)	(0.269)	(0.370)
Net realized gain	(0.234)	(0.082)	(0.227)	(0.417)	(0.057)
Total dividends and distributions	(0.580)	(0.482)	(0.751)	(0.686)	(0.427)
Net asset value, end of period	$ 13.477	$ 12.009	$ 13.636	$ 12.560	$ 12.032
Total return[2]	17.14%	(8.43%)	14.61%	10.20%	(3.72%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$428,752	$410,730	$489,278	$438,523	$425,106
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.45%	0.43%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.49%	0.56%	0.55%	0.53%	0.53%
Ratio of net investment income to average net assets	2.20%	2.21%	2.21%	2.10%	2.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.17%	2.11%	2.11%	2.00%	1.96%
Portfolio turnover	13%	14%	12%	15%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–34

LVIP SSGA Allocation Funds
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in investment companies, including exchange-traded funds (“ETFs”), and mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP SSGA Conservative Index Allocation Fund and LVIP SSGA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.
The investment objective of the LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP SSGA Moderately Aggressive Index Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2019, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Allocation Funds–35

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, effective May 1, 2019, LIAC receives a management fee at an annual rate of 0.15% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   Prior to May 1, 2019, the management fee and waiver amounts were 0.25% and 0.10%, respectively, of each Fund’s average daily net assets.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the LVIP SSGA Conservative Index Allocation Fund to the extent that annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	Total
LVIP SSGA Conservative Index Allocation Fund	$53,208	$ 53,208
SSGA Funds Management Inc. (“SSGA”) provides consulting services to LIAC, but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSGA under the consulting agreement.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Administrative	$6,487	$25,092	$23,281	$10,508	$48,425	$29,417
Legal	1,283	4,961	4,607	2,083	9,599	5,830
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP SSGA Allocation Funds–36

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2019, these fees were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Printing and mailing	$4,608	$12,495	$11,373	$6,022	$38,334	$12,987
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, each Fund had liabilities payable to affiliates as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense reimbursement receivable from LIAC	$ 5,018	$ —	$ —	$ —	$ —	$ —
Management fees payable to LIAC	15,382	61,821	55,891	23,265	108,468	67,001
Distribution fees payable to LFD	17,559	60,097	48,747	34,395	156,313	90,144
Printing and mailing fees payable to Lincoln Life	—	—	—	215	1,529	240
Shareholder servicing fees payable to Lincoln Life	2,974	11,952	10,805	4,498	20,971	12,954
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
LVIP SSGA Allocation Funds–37

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$1,307,815	$3,674,030	$2,182,862	$543,397	$ 506,160	$512,399
Sales	659,467	1,153,875	858,269	949,422	4,107,447	998,184
Net realized loss	(17,504)	(50,167)	(52,629)	(9,705)	(99,136)	(18,910)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
LVIP SSGA Conservative Index Allocation Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-86.05%@
Equity Funds-22.20%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 2,996,510	$ 975,444	$ 658,720	$ (6,874)	$ 380,344	$ 3,686,704	307,225	$ 45,584	$ 352,803
✧✧LVIP SSGA S&P 500 Index Fund	17,116,513	3,562,263	3,853,142	33,236	4,094,300	20,953,170	998,293	342,445	784,621
✧✧LVIP SSGA Small-Cap Index Fund	1,981,818	598,461	493,761	6,110	360,436	2,453,064	77,403	23,574	114,824
Fixed Income Fund-49.85%@
✧✧LVIP SSGA Bond Index Fund	53,462,610	11,964,640	7,468,431	(109,194)	2,994,468	60,844,093	5,309,258	1,583,855	—
International Equity Fund-14.00%@
✧✧LVIP SSGA International Index Fund	14,647,771	2,892,291	3,161,203	(1,712)	2,706,889	17,084,036	1,735,653	437,304	—
Total	$90,205,222	$19,993,099	$15,635,257	$ (78,434)	$10,536,437	$105,021,067		$2,432,762	$1,252,248

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–38

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderate Index Allocation Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-84.05%@
Equity Funds-34.23%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 22,268,975	$ 7,574,582	$ 2,920,317	$(195,551)	$ 2,996,735	$ 29,724,424	2,477,035	$ 359,827	$2,758,623
✧✧LVIP SSGA S&P 500 Index Fund	89,784,554	20,885,826	13,805,421	(79,458)	22,467,857	119,253,358	5,681,708	1,907,813	4,332,484
✧✧LVIP SSGA Small-Cap Index Fund	14,729,826	4,641,092	2,376,319	(40,121)	2,823,273	19,777,751	624,061	186,062	897,791
Fixed Income Fund-29.86%@
✧✧LVIP SSGA Bond Index Fund	119,110,557	32,631,843	11,222,746	(145,472)	6,806,956	147,181,138	12,843,031	3,751,224	—
International Equity Fund-19.96%@
✧✧LVIP SSGA International Index Fund	77,744,148	16,020,559	10,155,954	(494,615)	15,283,942	98,398,080	9,996,757	2,464,168	—
Total	$323,638,060	$81,753,902	$40,480,757	$(955,217)	$50,378,763	$414,334,751		$8,669,094	$7,988,898

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
LVIP SSGA Moderately Aggressive Index Allocation Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-84.93%@
Equity Funds-38.18%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 24,593,732	$ 7,353,236	$ 3,586,382	$(209,411)	$ 3,336,067	$ 31,487,242	2,623,937	$ 377,408	$2,882,097
✧✧LVIP SSGA S&P 500 Index Fund	92,048,244	18,637,288	16,003,641	58,195	22,559,510	117,299,596	5,588,622	1,858,131	4,209,347
✧✧LVIP SSGA Small-Cap Index Fund	17,435,695	4,833,228	3,053,950	(76,901)	3,308,829	22,446,901	708,283	209,088	1,004,335
Fixed Income Fund-24.83%@
✧✧LVIP SSGA Bond Index Fund	93,663,637	24,727,590	12,398,972	15,320	5,355,691	111,363,266	9,717,562	2,810,370	—
International Equity Fund-21.92%@
✧✧LVIP SSGA International Index Fund	80,784,129	13,959,964	11,470,699	(729,966)	15,731,867	98,275,295	9,984,283	2,436,536	—
Total	$308,525,437	$69,511,306	$46,513,644	$(942,763)	$50,291,964	$380,872,300		$7,691,533	$8,095,779

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–39

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Conservative Structured Allocation Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-90.23%@
Equity Funds-22.68%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 13,830,478	$ 2,638,134	$ 3,382,005	$ 9,782	$ 2,130,813	$ 15,227,202	1,159,903	$ 379,218	$1,055,191
✧✧LVIP SSGA Mid-Cap Index Fund	3,443,798	725,186	823,993	15,083	415,675	3,775,749	314,646	45,294	369,100
✧✧LVIP SSGA S&P 500 Index Fund	13,886,795	1,513,723	3,432,052	855,915	2,343,392	15,167,773	722,653	237,133	562,517
✧✧LVIP SSGA Small-Cap Index Fund	3,416,263	632,011	876,972	16,889	591,446	3,779,637	119,261	34,651	180,961
✧✧LVIP SSGA Small-Mid Cap 200 Fund	3,412,761	738,320	981,589	(18,451)	595,812	3,746,853	293,779	72,497	42,260
Fixed Income Fund-49.05%@
✧✧LVIP SSGA Bond Index Fund	92,200,153	11,311,834	18,206,095	9,403	4,860,113	90,175,408	7,868,709	2,431,100	—
International Equity Funds-18.50%@
✧✧LVIP SSGA Developed International 150 Fund	12,658,867	2,754,249	3,621,559	99,136	1,196,266	13,086,959	1,604,974	528,677	156,168
✧✧LVIP SSGA Emerging Markets 100 Fund	7,374,904	1,648,835	1,629,558	(170,784)	499,834	7,723,231	900,039	283,438	—
✧✧LVIP SSGA International Index Fund	12,630,016	1,392,760	3,064,588	241,942	1,996,339	13,196,469	1,340,696	326,408	—
Total	$162,854,035	$23,355,052	$36,018,411	$1,058,915	$14,629,690	$165,879,281		$4,338,416	$2,366,197

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–40

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderate Structured Allocation Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-90.34%@
Equity Funds-34.72%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 94,334,801	$13,330,280	$ 17,050,013	$ (442,411)	$15,090,146	$105,262,803	8,018,190	$ 2,640,571	$ 7,261,089
✧✧LVIP SSGA Mid-Cap Index Fund	31,322,003	4,965,872	5,419,772	28,742	3,902,681	34,799,526	2,899,961	420,520	3,383,143
✧✧LVIP SSGA S&P 500 Index Fund	94,719,587	7,154,618	19,029,029	5,183,062	16,820,365	104,848,603	4,995,407	1,651,239	3,868,566
✧✧LVIP SSGA Small-Cap Index Fund	23,305,515	3,088,585	4,429,655	101,186	4,062,730	26,128,361	824,447	241,286	1,244,089
✧✧LVIP SSGA Small-Mid Cap 200 Fund	23,279,549	3,839,131	5,146,534	(215,636)	4,144,736	25,901,246	2,030,833	504,829	290,523
Fixed Income Funds-29.15%@
✧✧LVIP SSGA Bond Index Fund	251,437,637	29,773,020	45,348,557	(177,026)	13,602,412	249,287,486	21,752,835	6,768,242	—
✧✧,×SPDR® Portfolio TIPS ETF	83,201,418	8,231,398	13,211,199	(313,859)	5,056,311	—	—	2,230,409	—
International Equity Funds-26.47%@
✧✧LVIP SSGA Developed International 150 Fund	82,229,449	13,934,258	18,363,213	(579,527)	8,925,292	86,146,259	10,564,908	3,505,834	1,023,929
✧✧LVIP SSGA Emerging Markets 100 Fund	50,293,053	8,891,422	7,971,718	(1,201,952)	3,386,605	53,397,410	6,222,749	1,973,802	—
✧✧LVIP SSGA International Index Fund	82,044,320	4,945,264	14,721,181	961,870	13,642,654	86,872,927	8,825,858	2,163,392	—
Total	$816,167,332	$98,153,848	$150,690,871	$ 3,344,449	$88,633,932	$772,644,621		$22,100,124	$17,071,339

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
× Issuer considered an unaffiliated investment of the Fund at December 31, 2019.
LVIP SSGA Allocation Funds–41

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.20%@
Equity Funds-38.57%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 61,442,228	$ 9,308,854	$ 9,779,114	$ (508,426)	$10,073,747	$ 70,537,289	5,373,042	$ 1,759,512	$ 4,779,760
✧✧LVIP SSGA Mid-Cap Index Fund	18,830,664	3,150,072	2,822,407	5,446	2,362,682	21,526,457	1,793,871	258,654	2,053,835
✧✧LVIP SSGA S&P 500 Index Fund	61,692,348	5,750,410	11,627,245	3,521,890	10,925,211	70,262,614	3,347,592	1,100,297	2,545,343
✧✧LVIP SSGA Small-Cap Index Fund	18,679,057	2,583,099	3,058,114	56,404	3,289,096	21,549,542	679,968	197,882	1,007,148
✧✧LVIP SSGA Small-Mid Cap 200 Fund	18,658,719	3,197,099	3,638,010	(188,336)	3,333,855	21,363,327	1,675,030	414,018	235,147
Fixed Income Fund-24.16%@
✧✧LVIP SSGA Bond Index Fund	126,063,634	18,581,164	22,839,304	54,150	6,689,641	128,549,285	11,217,215	3,467,399	—
International Equity Funds-32.47%@
✧✧LVIP SSGA Developed International 150 Fund	54,411,777	9,545,217	10,856,818	(331,575)	5,851,057	58,619,658	7,189,068	2,371,957	684,711
✧✧LVIP SSGA Emerging Markets 100 Fund	50,432,294	9,233,455	6,791,367	(1,026,744)	3,199,765	55,047,403	6,415,033	2,023,506	—
✧✧LVIP SSGA International Index Fund	54,288,389	3,874,655	8,777,806	512,067	9,215,710	59,113,015	6,005,589	1,462,905	—
Total	$464,499,110	$65,224,025	$80,190,185	$ 2,094,876	$54,940,764	$506,568,590		$13,056,130	$11,305,944

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$22,029,386	$94,648,832	$80,499,783	$24,750,386	$ 97,647,687	$67,935,150
Sales	17,262,200	45,584,642	52,904,632	38,294,953	146,583,424	83,179,899
LVIP SSGA Allocation Funds–42

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Cost of investments	$105,536,757	$413,531,503	$367,776,969	$167,030,136	$752,470,160	$467,551,327
Aggregate unrealized appreciation of investments	$ 16,641,417	$ 79,635,548	$ 82,048,732	$ 16,892,274	$103,438,159	$ 65,308,945
Aggregate unrealized depreciation of investments	—	—	—	—	(299,628)	(503,318)
Net unrealized appreciation of investments	$ 16,641,417	$ 79,635,548	$ 82,048,732	$ 16,892,274	$103,138,531	$ 64,805,627
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2019:
Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Investments:
Assets:
Affiliated Investment Companies	$105,021,067	$414,334,751	$380,872,300	$165,879,281	$772,644,621	$506,568,590
LVIP SSGA Allocation Funds–43

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Unaffiliated Investment Companies	$ 17,157,107	$ 78,832,300	$ 68,953,401	$ 18,043,129	$ 82,964,070	$ 25,788,364
Total Investments	$122,178,174	$493,167,051	$449,825,701	$183,922,410	$855,608,691	$532,356,954
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, return of capital distributions from the Underlying Funds and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Year ended December 31, 2019
Ordinary income	$2,624,846	$ 9,484,850	$ 8,469,488	$4,241,840	$20,087,822	$12,539,985
Long-term capital gains	915,903	3,961,395	4,402,534	3,021,664	18,868,363	10,028,175
Total	$3,540,749	$13,446,245	$12,872,022	$7,263,504	$38,956,185	$22,568,160
Year ended December 31, 2018
Ordinary income	$2,447,763	$ 8,845,468	$ 8,035,821	$5,143,839	$25,248,838	$15,987,041
Long-term capital gains	443,421	1,170,400	1,127,038	2,029,226	11,917,571	3,271,473
Total	$2,891,184	$10,015,868	$ 9,162,859	$7,173,065	$37,166,409	$19,258,514
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Undistributed long-term capital gains	$ 1,079,262	$ 7,101,775	$ 7,109,736	$ 2,777,109	$ 17,379,957	$11,359,331
Other temporary differences	(2)	—	—	(1)	—	—
Net unrealized appreciation	16,641,417	79,635,548	82,048,732	16,892,274	103,138,531	64,805,627
Distributable earnings/(accumulated loss)	$17,720,677	$86,737,323	$89,158,468	$19,669,382	$120,518,488	$76,164,958
LVIP SSGA Allocation Funds–44

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.   At December 31, 2019, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	430,183	788,676	3,379,446	2,713,182	2,583,645	2,406,220
Service Class	1,215,230	1,119,958	2,580,844	3,339,637	2,104,098	3,740,289
Shares reinvested:
Standard Class	87,506	77,284	385,689	291,026	404,800	296,804
Service Class	174,424	158,789	494,350	454,464	411,583	368,451
	1,907,343	2,144,707	6,840,329	6,798,309	5,504,126	6,811,764
Shares redeemed:
Standard Class	(305,937)	(420,932)	(848,563)	(711,209)	(769,498)	(773,418)
Service Class	(1,214,421)	(1,369,076)	(2,793,908)	(2,961,831)	(3,116,970)	(2,221,027)
	(1,520,358)	(1,790,008)	(3,642,471)	(3,673,040)	(3,886,468)	(2,994,445)
Net increase (decrease)	386,985	354,699	3,197,858	3,125,269	1,617,658	3,817,319

	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	194,481	300,833	1,135,534	1,228,902	1,335,686	1,226,547
Service Class	1,201,982	1,041,005	2,592,073	3,158,662	1,758,573	2,779,041
Shares reinvested:
Standard Class	72,000	66,353	421,758	369,287	334,562	266,973
Service Class	535,428	575,652	2,605,613	2,728,351	1,353,144	1,315,799
	2,003,891	1,983,843	6,754,978	7,485,202	4,781,965	5,588,360
Shares redeemed:
Standard Class	(147,852)	(158,604)	(583,686)	(655,051)	(555,105)	(586,379)
Service Class	(2,971,498)	(3,288,299)	(10,086,789)	(9,373,063)	(5,500,367)	(5,773,467)
	(3,119,350)	(3,446,903)	(10,670,475)	(10,028,114)	(6,055,472)	(6,359,846)
Net increase (decrease)	(1,115,459)	(1,463,060)	(3,915,497)	(2,542,912)	(1,273,507)	(771,486)
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
LVIP SSGA Allocation Funds–45

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
8. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
9. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP SSGA Allocation Funds–46

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (collectively referred to as the “Funds”) (six of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA Allocation Funds–47

LVIP SSGA Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2019. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
LVIP SSGA Index Allocation Fund of Funds: LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund
The Board reviewed the LVIP SSGA Conservative Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Index Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board noted LIAC’s comments that underperformance was due to fees, flows via quarterly rebalancing and cash drag in the underlying funds. The Board noted LIAC’s belief that the Fund is performing in line with expectations. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderate Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Index Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board noted LIAC’s comments that underperformance was due to fees, flows via quarterly rebalancing and cash drag in the
LVIP SSGA Allocation Funds–48

LVIP SSGA Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
underlying funds. The Board noted LIAC’s belief that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions and that the Fund will continue to provide performance comparable to the custom benchmark over a full market cycle. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderately Aggressive Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Index Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board noted LIAC’s comments that underperformance was due to fees, flows via quarterly rebalancing, and cash drag in the underlying funds. The Board noted LIAC’s belief that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions and that the Fund will continue to provide performance comparable to the custom benchmark over a full market cycle. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019 and reduced each Fund’s investment management fee by the amount of the advisory fee waiver effective May 1, 2019. The Board noted that the investment management fee for LVIP SSGA Conservative Index Allocation Fund was lower than the median net investment management fee of its Morningstar peer group. The Board noted that the investment management fee for LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderately Aggressive Index Allocation Fund was higher than the median net investment management fee of the respective Morningstar peer group. The Board also noted that LVIP SSGA Moderate Index Allocation Fund’s and LVIP SSGA Moderately Aggressive Index Allocation Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced each Fund’s investment management fee effective May 1, 2019 and had implemented an expense limitation for LVIP SSGA Conservative Index Allocation Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
LVIP SSGA Structured Allocation Fund of Funds: LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund, LVIP SSGA Moderately Aggressive Structured Allocation Fund
The Board reviewed the LVIP SSGA Conservative Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Structured Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board noted LIAC’s comments that underperformance was due to fees, value and small size biases and a higher allocation to non-U.S. equities over the three- and five-year periods. The Board noted LIAC’s belief that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions and that the Fund will continue to provide performance comparable to the custom benchmark over a full market cycle. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderate Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Structured Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board noted LIAC’s comments that underperformance was due to fees, value and small size biases and a higher allocation to non-U.S. equities over the three- and five-year periods. The Board noted LIAC’s belief that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions and that the Fund will continue to provide performance comparable to the custom benchmark over a full market cycle. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderately Aggressive Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Structured Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board noted LIAC’s comments that underperformance was due to fees, value and small size biases and a higher allocation to non-U.S. equities over the three- and five-year periods. The Board noted LIAC’s belief that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions and that the Fund will continue to provide performance comparable to the custom benchmark over a full market cycle. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019 and reduced each Fund’s investment management fee by the amount of the advisory fee waiver effective May 1, 2019. The Board noted that the investment management fee for each Fund was higher
LVIP SSGA Allocation Funds–49

LVIP SSGA Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
than the median net investment management fee of the Morningstar peer group. The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced each Fund’s investment management fee effective May 1, 2019 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP SSGA Allocation Funds–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Allocation Funds–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA Allocation Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Allocation Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Allocation Funds–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Allocation Funds–55

LVIP SSGA Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Bond Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Bond Index Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 8.24% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 8.72%.
After a whirlwind year plagued by ongoing trade tensions, a slow grinding US manufacturing sector, and heightened political uncertainty, many major asset classes posted the best returns in a decade in 2019. Fixed income investors have benefitted from outsized returns as demand for safe-haven assets continued to surge; in particular, long-duration government bonds, investment-grade corporate bonds, and municipal bonds all exceeded performance expectations.
Though many economists predicted a continuation of 2018’s rate hike cycle, the Federal Reserve (the “Fed”) remained on hold for the first half of the year, introducing a new theme of “patience” and deviating from the previous plan of gradual increases. After six months of reiterating this new dovish theme, the Fed cut rates a total of 75 basis points over three straight meetings in the second half of the year. In the last meeting of the year, rates were left unchanged, with Chair Powell strongly suggesting that rates would not be moving anytime soon. Powell noted the US economy and monetary policy were both “in a good place” and that it would take “a significant move-up in inflation” before he would support any rate hikes. Unlike earlier sessions throughout 2019 where votes were reasonably divided, the decision to leave rates unchanged in December was a unanimous one.
US money markets captured global headlines in mid-September as overnight repo rates jumped to a staggering high of 10% at one point. Historically, repo rates have spiked over month or quarter ends, but nothing close to the pressure that we saw here. That same day, the NY Federal Reserve announced its decision to inject cash into the system by using its Open Market Operation tool for the first time in ten years, and Fed Chair Powell mentioned that the central bank would keep performing these operations until the market was safely back on track. By year end it seemed like repo madness had been averted with short-end rates contained and recent repo auctions undersubscribed. In total, the Fed has provided roughly $256 billion of liquidity through repo operations to avoid an end of year cash crunch. This comes in addition to bolstering permanent reserves by around $157 billion through its bill-purchase program, which is set to continue at a pace of $60 billion per month until Q2 2020 at the earliest.
The US-China trade war dominated news cycles this year with oft-conflicting headlines whipsawing markets and making it hard for investors to believe that the leaders would ever come to an agreement. However, as of December 13th, 2019, and coming just under the deadline before more tariffs would be imposed, President Trump and President Xi settled on “phase one” with an official signing planned for early 2020. The initial deal sees the US suspending plans for new tariffs on $160 billion of Chinese imports and reducing some existing levies. China agreed to increase its purchases of American agricultural products and has made new commitments on intellectual property protections, forced technology transfers by US companies, and currency practices. This move has at least temporarily calmed fears of an escalating trade war between the world’s two largest economies.
While manufacturing has remained a weak spot in the US, the economy has continued to grind upward, albeit at a reduced pace. Unemployment is currently at a half-century low while hiring was solid across most industries in the second half of the year – including sectors like retail and leisure – suggesting Americans feel confident enough to use earnings on discretionary spending. Core inflation ticked upward to 2.3% at year end, compared to last December’s 2.2% and May’s low of 2.0%. Ten year yields currently sit at 1.9 after a year-long decline from 2018’s 2.7, though they’ve bounced back slightly from September’s 1.45 low.
Main contributors to Fund performance included the decrease in long-term treasury yields as well as the Federal Reserve’s “mid-cycle adjustment” which resulted in multiple interest rate cuts. In addition, investment grade credit spreads tightened over the year to levels not seen since February 2018. Spreads were driven lower by capital flows from overseas investors due to negative interest rates and a decrease in supply of investment grade issuance of 4% year over year.
Portfolio Managers:
SSGA Funds Management, Inc.:	Marc Di Cosimo
Nicholas Fischer
Michael Pryzgoda
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Bond Index Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,901 for the Standard Class shares and to $13,558 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,445. Earnings from a variable annuity investment

LVIP SSGA Bond Index Fund–1

LVIP SSGA Bond Index Fund
2019 Annual Report Commentary (unaudited) (continued)
compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 8.24%
Five Years	+ 2.68%
Ten Years	+ 3.35%
Service Class Shares
One Year	+ 7.97%
Five Years	+ 2.43%
Ten Years	+ 3.09%
1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP SSGA Bond Index Fund–2

LVIP SSGA Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,021.50	0.35%	$1.78
Service Class Shares	1,000.00	1,020.10	0.60%	3.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.35%	$1.79
Service Class Shares	1,000.00	1,022.20	0.60%	3.06

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Bond Index Fund–3

LVIP SSGA Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Commercial Mortgage-Backed Securities	0.79%
Agency Mortgage-Backed Securities	26.89%
Agency Obligations	0.91%
Corporate Bonds	25.52%
Advertising	0.01%
Aerospace & Defense	0.45%
Agriculture	0.36%
Airlines	0.08%
Apparel	0.03%
Auto Manufacturers	0.47%
Auto Parts & Equipment	0.04%
Banks	5.64%
Beverages	0.64%
Biotechnology	0.24%
Building Materials	0.06%
Chemicals	0.37%
Commercial Services	0.18%
Computers	0.66%
Cosmetics & Personal Care	0.13%
Distribution/Wholesale	0.01%
Diversified Financial Services	0.84%
Electric	1.73%
Electrical Components & Equipment	0.02%
Electronics	0.16%
Engineering & Construction	0.01%
Environmental Control	0.08%
Food	0.40%
Forest Products & Paper	0.09%
Gas	0.13%
Hand Machine Tools	0.02%
Health Care Products	0.28%
Health Care Services	0.55%
Home Builders	0.01%
Home Furnishings	0.01%
Household Products Wares	0.05%
Insurance	0.81%
Internet	0.27%
Investment Company Security	0.02%
Iron & Steel	0.09%
Leisure Time	0.01%
Lodging	0.06%
Machinery Construction & Mining	0.11%
Machinery Diversified	0.15%
Media	0.89%
Metal Fabricate & Hardware	0.03%
Security Type/Sector	Percentage of Net Assets
Mining	0.15%
Miscellaneous Manufacturing	0.29%
Office Furnishings	0.00%
Oil & Gas	1.51%
Oil & Gas Services	0.10%
Packaging & Containers	0.05%
Pharmaceuticals	1.66%
Pipelines	0.97%
Private Equity	0.01%
Real Estate	0.01%
Real Estate Investment Trusts	0.91%
Retail	0.75%
Savings & Loans	0.01%
Semiconductors	0.45%
Software	0.64%
Telecommunications	1.18%
Toys Games Hobbies	0.01%
Transportation	0.59%
Trucking & Leasing	0.01%
Water	0.03%
Municipal Bonds	0.66%
Non-Agency Asset-Backed Securities	0.43%
Non-Agency Commercial Mortgage-Backed Securities	1.22%
Regional Bonds	0.28%
Sovereign Bonds	1.41%
Supranational Banks	1.29%
U.S. Treasury Obligations	39.57%
Money Market Fund	3.42%
Total Investments	102.39%
Liabilities Net of Receivables and Other Assets	(2.39%)
Total Net Assets	100.00%

LVIP SSGA Bond Index Fund–4

LVIP SSGA Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited) (continued)
Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	68.88%
AAA	4.08%
AA	4.86%
A	13.37%
BBB	8.79%
Non-Rated	0.02%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.
LVIP SSGA Bond Index Fund–5

LVIP SSGA Bond Index Fund
Statement of Net Assets
December 31, 2019
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.79%
Fannie Mae-Aces
Series 2011-M8 A2 2.92% 8/25/21	356,352	$ 359,088
•Series 2013-M12 APT 2.41% 3/25/23	407,441	410,490
•Series 2014-M2 A2 3.51% 12/25/23	1,049,132	1,089,410
•Series 2014-M4 A2 3.35% 3/25/24	1,000,000	1,040,498
Series 2015-M1 A2 2.53% 9/25/24	500,000	503,707
•Series 2016-M13 A2 2.48% 9/25/26	1,600,000	1,605,706
•Series 2017-M15 ATS2 3.14% 11/25/27	500,000	511,367
•Series 2017-M3 A2 2.48% 12/25/26	800,000	805,018
•Series 2017-M8 A2 3.06% 5/25/27	350,000	365,588
•Series 2018-M1 A2 2.99% 12/25/27	185,000	192,912
Freddie Mac Multifamily Structured Pass Through Certificates
♦Series K026 A2 2.51% 11/25/22	1,000,000	1,013,386
♦Series K030 A1 2.78% 9/25/22	571,931	576,585
♦•Series K030 A2 3.25% 4/25/23	4,700,000	4,865,183
♦•Series K050 A2 3.33% 8/25/25	900,000	951,588
♦Series K060 A2 3.30% 10/25/26	1,000,000	1,062,053
♦Series K067 AM 3.28% 8/25/27	800,000	844,969
♦•Series K069 A2 3.19% 9/25/27	1,400,000	1,479,219
♦Series K072 A2 3.44% 12/25/27	1,270,000	1,361,623
♦Series K079 A2 3.93% 6/25/28	800,000	885,686
♦Series K089 A2 3.56% 1/25/29	714,286	773,619
♦Series K098 A2 2.43% 8/25/29	350,000	350,473
♦Series K102 A2 2.54% 10/25/29	1,000,000	1,010,553
♦Series K723 A2 2.45% 8/25/23	500,000	506,028
♦Series K734 A2 3.21% 2/25/26	500,000	525,581
Total Agency Commercial Mortgage-Backed Securities (Cost $22,511,598)		23,090,330
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES–26.89%
Fannie Mae S.F. 10 yr
4.00% 6/1/20	6,696	$ 6,979
4.00% 5/1/23	8,194	8,541
Fannie Mae S.F. 15 yr
2.50% 10/1/27	633,923	642,539
2.50% 3/1/28	1,355,891	1,375,890
2.50% 4/1/28	1,775,748	1,798,253
2.50% 7/1/28	381,686	386,531
2.50% 9/1/28	685,095	693,797
2.50% 10/1/28	384,299	389,170
2.50% 3/1/29	1,801,650	1,824,533
2.50% 2/1/30	1,258,742	1,274,777
2.50% 5/1/30	490,736	496,979
2.50% 2/1/31	3,096,357	3,135,720
2.50% 7/1/31	1,223,744	1,239,353
2.50% 10/1/31	1,311,783	1,328,522
2.50% 12/1/32	1,761,840	1,781,043
3.00% 11/1/26	1,155,857	1,185,790
3.00% 6/1/27	303,187	311,033
3.00% 8/1/27	574,059	588,932
3.00% 9/1/27	2,328,299	2,385,137
3.00% 10/1/27	351,846	360,955
3.00% 12/1/27	99,125	101,695
3.00% 8/1/29	1,572,071	1,618,061
3.00% 4/1/30	893,399	919,558
3.00% 5/1/30	2,166,317	2,222,306
3.00% 6/1/30	1,538,619	1,579,874
3.00% 12/1/30	734,583	756,115
3.00% 10/1/32	1,412,169	1,455,268
3.50% 11/1/25	261,528	270,948
3.50% 12/1/25	657,541	681,175
3.50% 12/1/26	389,028	403,081
3.50% 1/1/27	879,748	911,157
3.50% 10/1/29	1,265,893	1,316,898
3.50% 4/1/32	578,694	601,309
3.50% 7/1/32	341,970	355,383
3.50% 6/1/33	1,148,311	1,191,703
4.00% 4/1/24	39,127	40,801
4.00% 5/1/24	67,794	70,692
4.00% 6/1/24	96,330	100,457
4.00% 7/1/24	39,466	41,153
4.00% 10/1/24	2,402	2,505
4.00% 12/1/24	95,827	99,941
4.00% 1/1/25	159,949	166,766
4.00% 3/1/25	194,402	202,773
4.00% 5/1/25	63,117	65,817
4.00% 7/1/25	1,074	1,120
4.00% 8/1/25	5,693	5,936
4.00% 9/1/25	89,553	93,391
4.00% 10/1/25	94,123	98,187
4.00% 1/1/26	3,832	3,997
4.00% 3/1/26	207,058	216,279
4.00% 5/1/26	2,092	2,187
4.00% 7/1/26	162,896	169,854
4.00% 3/1/31	398,940	417,156
LVIP SSGA Bond Index Fund–6

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.50% 2/1/23	17,996	$ 18,567
4.50% 4/1/23	2,088	2,162
4.50% 5/1/23	2,498	2,577
4.50% 6/1/23	78,554	81,658
4.50% 11/1/23	4,205	4,365
4.50% 2/1/24	596	616
4.50% 3/1/24	1,333	1,389
4.50% 4/1/24	35,404	36,902
4.50% 5/1/24	69,018	71,940
4.50% 7/1/24	63,819	66,484
4.50% 8/1/24	107,561	112,054
4.50% 11/1/24	41,620	43,734
4.50% 4/1/25	78,656	82,576
4.50% 5/1/25	8,073	8,467
4.50% 6/1/25	1,869	1,928
5.00% 4/1/23	4,048	4,181
5.00% 6/1/23	116,620	121,103
5.00% 9/1/23	61,102	63,513
5.00% 11/1/23	25,099	25,958
5.00% 12/1/23	29,102	30,193
5.00% 3/1/25	15,064	15,708
5.00% 6/1/25	666	692
5.50% 3/1/20	1	1
5.50% 4/1/22	12,756	13,044
5.50% 7/1/22	4,966	5,047
6.00% 6/1/20	438	438
6.00% 8/1/22	3,036	3,109
6.00% 9/1/22	11,220	11,502
Fannie Mae S.F. 20 yr
3.00% 11/1/34	923,383	950,631
3.00% 12/1/34	693,945	714,445
3.00% 2/1/35	1,270,313	1,303,147
3.00% 3/1/36	568,631	583,335
3.00% 11/1/36	2,438,564	2,501,893
3.50% 6/1/34	2,820,150	2,950,965
3.50% 7/1/34	3,279,419	3,431,561
3.50% 2/1/37	1,480,745	1,539,047
4.00% 9/1/35	242,191	257,899
4.00% 10/1/35	451,380	480,639
4.00% 1/1/37	612,780	652,582
Fannie Mae S.F. 30 yr
3.00% 9/1/42	1,435,133	1,476,258
3.00% 10/1/42	2,286,208	2,354,125
3.00% 11/1/42	1,429,165	1,471,415
3.00% 12/1/42	1,346,091	1,385,904
3.00% 1/1/43	1,122,250	1,155,337
3.00% 3/1/43	2,406,779	2,477,475
3.00% 4/1/43	1,649,216	1,697,501
3.00% 6/1/43	4,098,621	4,217,293
3.00% 7/1/43	2,469,721	2,541,015
3.00% 8/1/43	2,705,484	2,783,584
3.00% 9/1/45	2,184,057	2,235,841
3.00% 11/1/45	3,952,585	4,045,353
3.00% 9/1/46	5,153,701	5,275,019
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 10/1/46	3,174,785	$ 3,249,546
3.00% 11/1/46	3,353,897	3,432,778
3.00% 12/1/46	8,067,593	8,257,559
3.00% 1/1/47	6,257,544	6,401,670
3.00% 9/1/47	1,334,995	1,362,264
3.00% 12/1/49	2,991,823	3,033,143
3.50% 10/1/40	463,998	488,751
3.50% 12/1/40	347,793	366,401
3.50% 2/1/41	519,236	546,963
3.50% 8/1/42	432,013	455,685
3.50% 9/1/42	4,459,734	4,698,449
3.50% 10/1/42	2,928,882	3,085,757
3.50% 11/1/42	849,027	893,848
3.50% 1/1/43	1,914,055	2,016,560
3.50% 2/1/43	331,174	348,899
3.50% 7/1/43	3,574,813	3,762,578
3.50% 10/1/44	1,802,889	1,887,359
3.50% 1/1/45	1,438,530	1,509,002
3.50% 2/1/45	4,799,214	5,055,223
3.50% 4/1/45	2,830,918	2,954,026
3.50% 5/1/45	2,467,505	2,574,882
3.50% 8/1/45	3,298,440	3,441,656
3.50% 11/1/45	4,122,843	4,302,000
3.50% 12/1/45	3,912,582	4,082,759
3.50% 2/1/46	10,284,643	10,736,874
3.50% 5/1/46	1,733,422	1,805,564
3.50% 6/1/46	753,491	784,491
3.50% 2/1/47	1,989,114	2,064,195
3.50% 3/1/47	1,420,049	1,473,391
3.50% 7/1/47	757,544	797,943
3.50% 9/1/47	1,575,253	1,635,807
3.50% 10/1/47	3,852,147	3,996,911
3.50% 12/1/47	3,154,360	3,277,568
3.50% 1/1/48	3,550,022	3,688,077
3.50% 2/1/48	1,368,930	1,427,697
3.50% 6/1/48	4,823,667	5,000,594
4.00% 1/1/39	25,798	27,644
4.00% 2/1/39	31,543	33,770
4.00% 3/1/39	1,471	1,575
4.00% 4/1/39	128,193	137,334
4.00% 6/1/39	88,696	95,053
4.00% 8/1/39	319,664	343,275
4.00% 9/1/39	412,904	444,740
4.00% 11/1/39	24,563	26,327
4.00% 12/1/39	555,535	595,413
4.00% 1/1/40	218,268	234,051
4.00% 5/1/40	166,780	178,684
4.00% 8/1/40	49,461	52,134
4.00% 9/1/40	83,301	88,757
4.00% 10/1/40	454,888	487,781
4.00% 11/1/40	675,256	723,851
4.00% 12/1/40	1,089,826	1,168,751
4.00% 1/1/41	2,227,139	2,389,039
4.00% 2/1/41	644,746	691,354

LVIP SSGA Bond Index Fund–7

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 3/1/41	8,479	$ 8,816
4.00% 4/1/41	212,471	227,860
4.00% 5/1/41	1,139,784	1,222,466
4.00% 6/1/41	10,037	10,437
4.00% 9/1/41	231,654	248,293
4.00% 10/1/41	122,155	130,985
4.00% 11/1/41	250,865	268,946
4.00% 12/1/41	10,757	11,520
4.00% 1/1/42	8,620	9,244
4.00% 3/1/42	57,213	59,489
4.00% 10/1/43	3,145,071	3,348,961
4.00% 12/1/43	792,523	841,682
4.00% 7/1/44	1,528,637	1,619,270
4.00% 9/1/44	1,624,031	1,720,430
4.00% 10/1/44	2,159,703	2,277,395
4.00% 3/1/45	1,842,544	1,935,181
4.00% 7/1/45	2,155,885	2,283,970
4.00% 9/1/45	6,056,280	6,415,963
4.00% 4/1/46	1,514,549	1,604,598
4.00% 7/1/46	520,172	548,121
4.00% 11/1/46	2,643,077	2,785,527
4.00% 4/1/47	3,177,291	3,343,710
4.00% 8/1/47	4,933,561	5,185,594
4.00% 9/1/47	1,371,154	1,440,348
4.00% 12/1/47	5,062,506	5,311,397
4.00% 1/1/48	1,469,690	1,542,221
4.00% 2/1/48	3,361,979	3,528,470
4.00% 5/1/48	1,091,824	1,140,960
4.00% 7/1/48	2,877,685	2,997,966
4.00% 3/1/49	4,183,773	4,345,921
4.00% 5/1/49	4,887,700	5,077,772
4.50% 8/1/33	13,824	14,897
4.50% 1/1/34	10,464	11,318
4.50% 9/1/35	40,548	43,942
4.50% 2/1/38	13,674	14,834
4.50% 4/1/38	17,712	18,634
4.50% 7/1/38	43,538	47,151
4.50% 11/1/38	68,781	74,611
4.50% 2/1/39	190,760	206,562
4.50% 3/1/39	153,088	165,885
4.50% 4/1/39	622,169	678,346
4.50% 5/1/39	249,263	271,611
4.50% 6/1/39	68,575	74,366
4.50% 7/1/39	228,840	248,327
4.50% 9/1/39	171,084	185,643
4.50% 1/1/40	546,637	603,081
4.50% 2/1/40	925,811	1,010,466
4.50% 5/1/40	541,538	588,132
4.50% 6/1/40	278,511	302,386
4.50% 8/1/40	116,338	125,693
4.50% 9/1/40	274,244	297,807
4.50% 10/1/40	1,755,574	1,906,273
4.50% 11/1/40	281,640	301,697
4.50% 2/1/41	1,042,027	1,132,594
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 4/1/41	6,738	$ 7,093
4.50% 5/1/41	1,353,404	1,467,326
4.50% 6/1/41	111,747	118,862
4.50% 1/1/42	1,462,603	1,587,849
4.50% 9/1/43	632,156	684,792
4.50% 12/1/43	2,037,375	2,199,162
4.50% 10/1/44	177,757	191,143
4.50% 9/1/47	1,639,182	1,739,034
4.50% 11/1/47	1,282,796	1,354,918
4.50% 8/1/48	4,072,276	4,294,666
4.50% 11/1/48	2,618,308	2,761,908
4.50% 12/1/48	3,281,373	3,452,196
5.00% 9/1/33	80,970	89,257
5.00% 4/1/34	284,464	312,722
5.00% 7/1/34	198,128	218,356
5.00% 11/1/34	87,990	96,464
5.00% 4/1/35	59,222	65,282
5.00% 6/1/35	102,758	113,187
5.00% 7/1/35	1,139,132	1,255,394
5.00% 9/1/35	20,358	22,411
5.00% 10/1/35	71,132	78,412
5.00% 12/1/35	338,614	373,231
5.00% 2/1/36	772,159	851,257
5.00% 3/1/36	43,370	47,820
5.00% 11/1/36	14,236	15,664
5.00% 4/1/38	95,174	104,728
5.00% 7/1/38	14,052	15,453
5.00% 11/1/38	12,710	13,567
5.00% 8/1/39	458,088	506,178
5.00% 12/1/39	94,989	104,771
5.00% 1/1/40	244,452	271,979
5.00% 7/1/40	809,530	885,738
5.00% 9/1/40	274,958	303,299
5.00% 6/1/41	674,454	732,141
5.50% 11/1/33	28,025	30,652
5.50% 1/1/34	41,234	46,399
5.50% 5/1/34	59,697	66,675
5.50% 7/1/34	39,446	44,304
5.50% 10/1/34	95,326	107,109
5.50% 9/1/35	48,635	54,657
5.50% 10/1/35	29,221	31,921
5.50% 12/1/35	260,435	282,882
5.50% 1/1/36	242,378	273,232
5.50% 4/1/36	596,783	670,881
5.50% 8/1/36	179,757	202,230
5.50% 1/1/37	188,091	210,742
5.50% 3/1/37	53,490	59,992
5.50% 5/1/37	68,280	76,702
5.50% 6/1/37	49,961	56,060
5.50% 8/1/37	20,515	22,974
5.50% 11/1/37	979	1,096
5.50% 12/1/37	85	92
5.50% 1/1/38	1,174,872	1,314,771
5.50% 2/1/38	25,492	27,913

LVIP SSGA Bond Index Fund–8

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 5/1/38	93,675	$ 105,088
5.50% 6/1/38	5,995	6,728
5.50% 7/1/38	57,603	64,504
5.50% 10/1/38	21,183	23,772
5.50% 1/1/39	98,196	108,844
5.50% 5/1/39	204,315	229,313
5.50% 6/1/39	205,446	230,638
5.50% 10/1/39	86,368	96,960
5.50% 7/1/41	160,281	179,836
6.00% 12/1/35	61,457	68,870
6.00% 2/1/36	27,699	31,344
6.00% 6/1/36	17,407	19,943
6.00% 7/1/36	73,267	83,836
6.00% 8/1/36	30,882	34,765
6.00% 9/1/36	41,686	47,429
6.00% 10/1/36	41,204	46,946
6.00% 11/1/36	5,467	6,252
6.00% 1/1/37	52,693	60,332
6.00% 2/1/37	183,551	209,991
6.00% 3/1/37	25,074	28,172
6.00% 4/1/37	3,510	3,869
6.00% 5/1/37	74,152	84,911
6.00% 6/1/37	34,699	39,794
6.00% 8/1/37	69,053	78,944
6.00% 9/1/37	104,937	119,568
6.00% 10/1/37	136,777	155,856
6.00% 11/1/37	29,723	33,846
6.00% 1/1/38	17,409	19,908
6.00% 2/1/38	18,017	19,833
6.00% 4/1/38	2,166	2,413
6.00% 5/1/38	73,214	83,833
6.00% 6/1/38	22,119	25,114
6.00% 8/1/38	33,834	37,547
6.00% 9/1/38	22,243	24,581
6.00% 10/1/38	8,984	10,144
6.00% 11/1/38	14,370	16,440
6.00% 12/1/38	280,445	321,718
6.00% 4/1/40	225,690	258,651
6.00% 6/1/40	394,623	452,385
6.50% 3/1/32	711	789
6.50% 7/1/36	36,074	40,605
6.50% 9/1/36	37,451	42,818
6.50% 11/1/36	76,483	87,191
6.50% 9/1/37	7,838	8,704
6.50% 10/1/37	82,071	91,800
6.50% 2/1/38	85,381	96,295
6.50% 3/1/38	209,837	241,126
6.50% 5/1/38	24,638	27,715
6.50% 7/1/38	114,576	132,000
6.50% 10/1/38	78,715	89,253
7.00% 8/1/39	147,081	165,454
Freddie Mac Gold Pool 3.00% 2/1/47	3,748,946	3,839,493
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr
2.50% 4/1/28	68,028	$ 68,932
2.50% 7/1/28	288,942	292,773
2.50% 9/1/28	1,295,424	1,311,409
2.50% 10/1/28	1,843,052	1,867,487
2.50% 10/1/29	1,184,473	1,200,154
2.50% 1/1/31	1,464,543	1,483,958
2.50% 5/1/31	582,291	590,014
2.50% 6/1/31	2,092,469	2,120,226
2.50% 12/1/31	1,881,406	1,908,049
2.50% 12/1/32	1,484,877	1,501,869
3.00% 11/1/26	1,411,693	1,449,010
3.00% 2/1/27	139,643	143,810
3.00% 3/1/27	307,539	315,218
3.00% 4/1/27	439,592	451,242
3.00% 11/1/27	228,221	234,254
3.00% 2/1/29	826,157	852,387
3.00% 4/1/30	2,120,524	2,183,856
3.00% 12/1/30	2,386,857	2,458,183
3.00% 5/1/31	1,202,997	1,238,940
3.00% 2/1/32	909,332	937,645
3.00% 5/1/32	757,080	778,318
3.00% 11/1/32	1,386,023	1,424,945
3.50% 12/1/25	635,903	659,124
3.50% 3/1/26	461,276	478,102
3.50% 10/1/27	323,861	335,890
3.50% 2/1/30	203,416	211,774
3.50% 4/1/32	604,824	629,317
4.00% 2/1/24	21,109	22,010
4.00% 8/1/24	38,320	39,974
4.00% 2/1/25	58,197	60,707
4.00% 7/1/25	168,027	175,336
4.00% 4/1/26	378,900	396,321
4.50% 4/1/21	695	718
4.50% 6/1/24	1,810	1,889
4.50% 7/1/24	63,047	65,755
4.50% 8/1/24	30,228	31,335
4.50% 11/1/24	63,886	67,206
4.50% 5/1/25	20,552	21,439
5.00% 4/1/23	31,217	32,303
5.00% 3/1/25	17,795	18,439
6.00% 11/1/23	24,582	25,814
Freddie Mac S.F. 20 yr
3.00% 5/1/35	1,629,771	1,668,667
3.00% 4/1/36	1,479,976	1,519,174
3.00% 2/1/37	965,769	991,412
Freddie Mac S.F. 30 yr
3.00% 10/1/42	1,704,796	1,756,537
3.00% 1/1/43	3,088,251	3,181,521
3.00% 3/1/43	2,034,118	2,095,124
3.00% 4/1/43	2,452,044	2,525,729
3.00% 7/1/43	966,810	994,874
3.00% 8/1/43	422,546	435,004
3.00% 10/1/43	1,339,503	1,379,128
3.00% 8/1/45	4,963,705	5,083,430

LVIP SSGA Bond Index Fund–9

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
3.00% 4/1/46	1,322,391	$ 1,354,306
3.00% 10/1/46	5,171,005	5,295,961
3.00% 11/1/46	3,177,088	3,253,862
3.00% 12/1/46	1,932,506	1,979,205
3.00% 1/1/47	3,610,414	3,697,658
3.00% 2/1/47	1,701,926	1,745,132
3.00% 12/1/47	421,935	430,077
3.00% 10/1/49	3,455,098	3,507,084
3.50% 2/1/42	1,802,228	1,899,880
3.50% 5/1/42	1,628,245	1,716,483
3.50% 10/1/42	1,544,856	1,628,407
3.50% 2/1/43	1,060,363	1,119,102
3.50% 5/1/43	1,152,982	1,214,612
3.50% 8/1/43	2,365,104	2,488,398
3.50% 2/1/44	743,002	780,457
3.50% 3/1/44	53,527	56,183
3.50% 6/1/44	880,347	922,872
3.50% 8/1/44	983,724	1,030,151
3.50% 11/1/44	1,739,856	1,819,846
3.50% 1/1/45	2,151,401	2,258,318
3.50% 7/1/45	5,242,703	5,493,066
3.50% 10/1/45	2,220,811	2,318,816
3.50% 12/1/45	1,176,681	1,237,009
3.50% 1/1/46	2,918,356	3,048,910
3.50% 3/1/46	1,528,846	1,597,973
3.50% 5/1/46	1,159,893	1,208,986
3.50% 6/1/46	2,497,808	2,607,364
3.50% 12/1/46	2,945,974	3,061,265
3.50% 2/1/47	2,413,914	2,511,408
3.50% 3/1/47	1,415,869	1,470,124
3.50% 10/1/47	1,178,637	1,225,739
3.50% 11/1/47	1,245,952	1,294,107
3.50% 12/1/47	2,480,551	2,576,313
3.50% 2/1/48	3,928,345	4,086,816
3.50% 5/1/48	1,661,539	1,721,814
3.50% 10/1/49	7,045,807	7,249,961
3.50% 12/1/49	3,983,128	4,102,176
4.00% 5/1/39	164,223	176,162
4.00% 2/1/40	79,622	85,440
4.00% 5/1/40	91,091	97,455
4.00% 8/1/40	28,722	30,813
4.00% 9/1/40	258,098	276,936
4.00% 10/1/40	857,750	920,259
4.00% 11/1/40	1,997,402	2,142,888
4.00% 12/1/40	1,122,644	1,204,652
4.00% 2/1/41	909,798	976,189
4.00% 12/1/41	1,321,963	1,417,330
4.00% 1/1/42	479,401	498,856
4.00% 3/1/42	73,363	78,736
4.00% 4/1/42	1,762,430	1,891,350
4.00% 6/1/42	6,516	6,990
4.00% 5/1/44	2,065,004	2,188,604
4.00% 9/1/44	632,288	672,656
4.00% 4/1/45	2,088,295	2,213,835
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.00% 10/1/45	1,063,452	$ 1,127,405
4.00% 11/1/45	400,344	424,407
4.00% 1/1/46	1,216,574	1,289,683
4.00% 2/1/46	956,199	1,013,309
4.00% 2/1/47	602,324	634,519
4.00% 9/1/47	5,094,708	5,345,090
4.00% 11/1/47	732,163	770,536
4.00% 12/1/47	1,496,409	1,572,663
4.00% 1/1/48	744,427	784,518
4.00% 5/1/48	4,359,609	4,561,058
4.00% 7/1/48	1,401,081	1,461,636
4.00% 10/1/48	2,134,845	2,223,356
4.00% 3/1/49	2,323,746	2,415,538
4.00% 11/1/49	3,438,497	3,583,068
4.50% 2/1/39	38,341	41,604
4.50% 4/1/39	18,979	20,599
4.50% 5/1/39	58,199	63,210
4.50% 6/1/39	428,997	466,011
4.50% 7/1/39	96,515	104,518
4.50% 9/1/39	441,272	483,871
4.50% 10/1/39	326,025	352,404
4.50% 1/1/40	1,069,884	1,162,154
4.50% 2/1/40	630,282	684,661
4.50% 7/1/40	83,530	90,471
4.50% 8/1/40	67,769	73,622
4.50% 9/1/40	568,134	618,527
4.50% 2/1/41	1,747,506	1,902,370
4.50% 3/1/41	287,541	316,345
4.50% 9/1/41	545,799	592,842
4.50% 3/1/44	249,784	268,902
4.50% 5/1/44	20,699	21,850
4.50% 7/1/45	886,486	962,066
4.50% 4/1/47	370,784	391,949
4.50% 9/1/47	733,933	776,453
4.50% 12/1/47	365,961	386,496
4.50% 8/1/48	2,295,349	2,427,161
4.50% 3/1/49	2,978,507	3,139,373
5.00% 10/1/34	108,816	119,981
5.00% 2/1/35	27,050	29,531
5.00% 8/1/35	42,395	46,755
5.00% 10/1/35	21,843	24,101
5.00% 11/1/35	9,864	10,748
5.00% 12/1/35	73,379	80,966
5.00% 2/1/37	56,205	61,946
5.00% 12/1/37	224,565	246,101
5.00% 1/1/38	3,232	3,559
5.00% 4/1/38	2,180	2,401
5.00% 6/1/38	95,812	105,603
5.00% 7/1/38	12,881	14,202
5.00% 9/1/38	5,198	5,729
5.00% 10/1/38	100,924	111,279
5.00% 12/1/38	82,857	91,359
5.00% 1/1/39	25,303	27,901
5.00% 2/1/39	465,368	513,141

LVIP SSGA Bond Index Fund–10

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.00% 3/1/39	1,108,317	$ 1,222,544
5.00% 8/1/39	81,132	89,541
5.00% 9/1/39	350,069	386,310
5.00% 1/1/40	190,732	206,397
5.00% 5/1/40	80,201	88,557
5.00% 6/1/40	746,095	823,455
5.00% 9/1/40	70,837	78,096
5.00% 3/1/41	170,455	186,082
5.00% 9/1/48	311,350	332,914
5.00% 11/1/48	779,987	834,197
5.50% 8/1/33	29,751	32,622
5.50% 6/1/34	71,037	79,723
5.50% 6/1/35	42,775	48,166
5.50% 11/1/35	58,718	65,832
5.50% 1/1/37	33,917	38,112
5.50% 5/1/37	39,462	44,383
5.50% 7/1/37	16,810	18,806
5.50% 1/1/38	168,710	189,727
5.50% 2/1/38	40,333	45,306
5.50% 5/1/38	334,815	372,308
5.50% 6/1/38	11,388	12,792
5.50% 8/1/38	44,472	49,954
5.50% 12/1/38	51,154	57,390
5.50% 8/1/39	71,598	80,189
5.50% 12/1/39	383,659	431,130
5.50% 3/1/40	243,468	272,974
5.50% 4/1/40	558,019	625,826
5.50% 5/1/40	151,461	170,016
5.50% 6/1/41	41,094	46,099
6.00% 11/1/28	7,713	8,642
6.00% 7/1/33	11,640	12,989
6.00% 8/1/36	10,682	12,261
6.00% 11/1/36	16,306	18,389
6.00% 4/1/37	424	486
6.00% 5/1/37	61,900	70,008
6.00% 8/1/37	113,616	130,240
6.00% 9/1/37	78,229	89,686
6.00% 10/1/37	9,708	10,684
6.00% 11/1/37	106,310	122,036
6.00% 12/1/37	11,588	12,817
6.00% 1/1/38	80,422	92,157
6.00% 4/1/38	6,132	6,941
6.00% 6/1/38	12,539	14,363
6.00% 7/1/38	19,316	22,104
6.00% 8/1/38	18,752	21,165
6.00% 9/1/38	11,289	12,622
6.00% 10/1/38	51,878	58,664
6.00% 11/1/38	19,404	21,368
6.00% 3/1/39	17,399	19,941
6.00% 5/1/40	488,589	560,635
6.00% 7/1/40	633,303	726,671
6.50% 11/1/36	93,966	109,975
6.50% 8/1/37	49,600	55,918
6.50% 10/1/37	12,885	14,319
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
6.50% 6/1/38	27,919	$ 31,013
6.50% 4/1/39	49,527	55,681
GNMA I S.F. 30 yr
3.00% 9/15/42	923,127	951,764
3.00% 11/15/42	883,100	910,496
3.00% 12/15/42	250,824	258,605
3.00% 2/15/45	477,252	492,004
3.50% 10/15/40	153,766	161,796
3.50% 1/15/41	55,625	58,540
3.50% 7/15/41	70,463	74,240
3.50% 10/15/41	306,452	320,302
3.50% 3/15/42	25,772	27,115
3.50% 6/15/42	1,391,355	1,463,396
3.50% 10/15/42	108,175	112,650
4.00% 6/15/39	52,701	56,080
4.00% 4/15/40	1,231,301	1,310,550
4.00% 8/15/40	267,053	284,312
4.00% 10/15/40	380,604	405,548
4.00% 12/15/40	638,510	690,324
4.00% 1/15/41	600,205	648,800
4.00% 9/15/41	201,040	214,017
4.50% 2/15/39	74,599	81,170
4.50% 3/15/39	616,193	670,503
4.50% 4/15/39	76,498	82,249
4.50% 5/15/39	56,138	61,346
4.50% 6/15/39	84,290	90,894
4.50% 7/15/39	217,442	236,550
4.50% 8/15/39	35,872	39,020
4.50% 9/15/39	189,223	204,036
4.50% 10/15/39	650,076	714,074
4.50% 11/15/39	247,282	268,912
4.50% 12/15/39	136,609	148,606
4.50% 1/15/40	539,056	587,765
4.50% 4/15/40	133,257	145,006
4.50% 5/15/40	156,044	170,494
4.50% 6/15/40	420,654	458,783
4.50% 8/15/40	155,411	168,751
4.50% 9/15/40	106,828	116,145
4.50% 1/15/41	406,222	454,466
4.50% 2/15/41	1,342,718	1,463,218
4.50% 3/15/41	110,083	119,707
4.50% 6/15/41	112,161	121,928
4.50% 7/15/41	16,291	17,720
5.00% 3/15/35	33,618	35,996
5.00% 3/15/38	12,546	13,984
5.00% 4/15/38	6,968	7,506
5.00% 5/15/38	1,726	1,925
5.00% 8/15/38	2,427	2,597
5.00% 1/15/39	107,454	118,329
5.00% 4/15/39	137,453	153,270
5.00% 5/15/39	597,717	663,959
5.00% 6/15/39	483,551	538,691
5.00% 9/15/39	1,045,585	1,149,841
5.00% 10/15/39	101,818	112,811

LVIP SSGA Bond Index Fund–11

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
5.00% 11/15/39	250,767	$ 279,365
5.00% 1/15/40	728,869	811,004
5.00% 2/15/40	347,799	387,468
5.00% 4/15/40	264,564	294,718
5.00% 7/15/40	239,997	267,403
5.50% 10/15/33	130,381	146,236
5.50% 4/15/37	29,592	33,187
5.50% 7/15/37	14,263	15,367
5.50% 1/15/38	110,869	124,313
5.50% 2/15/38	137,905	154,658
5.50% 7/15/38	54,856	61,567
5.50% 8/15/38	15,652	17,570
5.50% 9/15/38	272,835	305,860
5.50% 12/15/38	180,182	202,179
5.50% 1/15/39	118,298	128,353
5.50% 5/15/39	129,848	145,568
5.50% 7/15/39	2,345	2,514
5.50% 10/15/39	143,179	160,674
5.50% 12/15/39	38,263	42,931
5.50% 4/15/40	262,546	293,570
5.50% 2/15/41	36,349	40,781
6.00% 5/15/37	1,498	1,650
6.00% 1/15/38	56,817	64,436
6.00% 3/15/38	1,055	1,164
6.00% 5/15/38	15,477	17,245
6.00% 7/15/38	2,407	2,754
6.00% 8/15/38	36,614	40,769
6.00% 10/15/38	41,299	46,838
6.00% 11/15/38	50,759	57,597
6.00% 12/15/38	74,216	83,302
6.00% 1/15/39	11,936	13,149
6.00% 5/15/39	2,281	2,513
6.00% 8/15/39	4,684	5,160
6.00% 10/15/39	3,823	4,212
6.00% 6/15/40	2,770	3,051
6.00% 12/15/40	351,964	402,837
6.50% 5/15/38	8,174	9,019
6.50% 7/15/38	65,414	73,436
6.50% 10/15/38	9,140	10,692
6.50% 2/15/39	84,484	95,433
6.50% 8/15/39	9,405	10,377
GNMA II S.F. 30 yr
2.50% 12/20/46	1,599,877	1,612,286
3.00% 9/20/42	1,398,225	1,447,622
3.00% 11/20/42	704,224	729,103
3.00% 12/20/42	1,121,378	1,160,995
3.00% 1/20/43	1,098,943	1,137,768
3.00% 2/20/43	1,636,624	1,688,653
3.00% 3/20/43	2,619,412	2,706,013
3.00% 6/20/43	964,730	998,613
3.00% 9/20/43	1,739,564	1,800,114
3.00% 12/20/44	1,384,535	1,431,884
3.00% 3/20/45	1,434,203	1,480,212
3.00% 4/20/45	1,192,646	1,230,966
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.00% 6/20/45	1,950,420	$ 2,016,699
3.00% 8/20/45	2,309,351	2,385,213
3.00% 12/20/45	526,142	543,078
3.00% 5/20/46	2,342,066	2,415,247
3.00% 9/20/46	2,762,087	2,850,890
3.00% 10/20/46	2,798,636	2,886,701
3.00% 11/20/46	2,285,602	2,357,364
3.00% 12/20/46	5,435,525	5,608,859
3.00% 1/20/47	4,170,153	4,300,042
3.00% 2/20/47	1,396,412	1,438,110
3.00% 6/20/47	1,820,983	1,876,835
3.00% 1/20/48	1,624,928	1,670,449
3.00% 12/20/49	2,000,000	2,053,926
3.50% 12/20/41	982,477	1,038,080
3.50% 4/20/42	486,915	514,473
3.50% 6/20/42	1,449,277	1,531,157
3.50% 10/20/42	591,102	622,158
3.50% 12/20/42	1,230,307	1,299,188
3.50% 2/20/43	2,071,198	2,177,814
3.50% 3/20/43	984,418	1,042,105
3.50% 5/20/43	1,489,158	1,567,192
3.50% 9/20/43	1,792,220	1,886,456
3.50% 1/20/44	1,938,530	2,033,770
3.50% 10/20/44	3,559,085	3,729,074
3.50% 12/20/44	1,122,182	1,170,632
3.50% 3/20/45	988,987	1,030,910
3.50% 4/20/45	5,042,058	5,257,709
3.50% 6/20/45	1,991,395	2,075,912
3.50% 10/20/45	2,086,360	2,182,423
3.50% 11/20/45	1,355,898	1,413,424
3.50% 12/20/45	466,719	487,499
3.50% 3/20/46	1,875,861	1,954,708
3.50% 6/20/46	3,803,119	3,955,471
3.50% 7/20/46	2,291,236	2,379,786
3.50% 10/20/46	4,116,228	4,277,841
3.50% 1/20/47	1,729,331	1,792,134
3.50% 6/20/47	2,799,139	2,894,041
3.50% 7/20/47	2,532,112	2,630,106
3.50% 9/20/47	2,937,855	3,051,214
3.50% 10/20/47	672,361	695,052
3.50% 11/20/47	2,646,790	2,746,630
3.50% 1/20/48	11,546,333	11,973,540
3.50% 6/20/48	3,348,119	3,452,554
3.50% 8/20/49	1,977,041	2,040,484
3.50% 11/20/49	2,993,674	3,101,025
4.00% 8/20/40	317,668	336,718
4.00% 10/20/41	60,062	63,750
4.00% 11/20/41	1,033,675	1,097,073
4.00% 12/20/41	416,492	442,079
4.00% 5/20/42	921,432	978,016
4.00% 7/20/42	615,099	652,910
4.00% 8/20/42	444,005	471,298
4.00% 8/20/43	730,301	775,147
4.00% 3/20/44	1,063,252	1,128,399

LVIP SSGA Bond Index Fund–12

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
4.00% 8/20/44	1,424,730	$ 1,510,396
4.00% 10/20/44	412,233	436,812
4.00% 12/20/44	1,434,934	1,519,716
4.00% 1/20/45	294,144	311,521
4.00% 2/20/45	753,661	797,956
4.00% 8/20/45	620,137	656,004
4.00% 9/20/45	894,926	941,623
4.00% 10/20/45	1,307,737	1,371,573
4.00% 11/20/45	839,144	884,082
4.00% 1/20/46	180,802	190,236
4.00% 6/20/46	838,785	883,711
4.00% 1/20/47	774,683	807,441
4.00% 3/20/47	4,970,155	5,192,570
4.00% 4/20/47	1,621,659	1,693,571
4.00% 6/20/47	1,166,054	1,219,644
4.00% 7/20/47	426,832	445,984
4.00% 8/20/47	1,627,834	1,700,195
4.00% 2/20/48	1,014,971	1,057,636
4.00% 8/20/48	2,978,138	3,100,246
4.00% 10/20/48	2,677,963	2,789,277
4.00% 5/20/49	4,322,511	4,481,272
4.00% 7/20/49	1,961,489	2,032,634
4.50% 7/20/41	1,429,871	1,544,745
4.50% 12/20/43	918,072	985,160
4.50% 1/20/44	783,750	841,234
4.50% 3/20/44	590,985	634,092
4.50% 4/20/45	467,191	501,113
4.50% 4/20/47	479,897	504,766
4.50% 7/20/47	498,872	531,250
4.50% 9/20/47	259,685	274,926
4.50% 3/20/48	891,361	938,762
4.50% 7/20/48	4,187,986	4,409,846
4.50% 10/20/48	5,637,589	5,930,489
4.50% 11/20/48	1,731,106	1,816,663
5.00% 4/20/43	693,842	767,981
5.00% 7/20/48	792,355	842,148
GNMA II S.F. 30 yr TBA
3.00% 1/1/50	8,250,000	8,468,779
3.50% 1/14/50	2,250,000	2,318,482
4.00% 1/14/50	2,400,000	2,483,945
Uniform Mortgage-Backed Securities 15 yr TBA 2.50% 1/16/35	10,000,000	10,091,410
Uniform Mortgage-Backed Securities 30 yr TBA
2.50% 1/1/50	7,500,000	7,411,451
3.00% 1/14/50	21,300,000	21,588,659
3.50% 1/14/50	6,950,000	7,145,646
4.00% 1/14/50	3,000,000	3,119,553
Total Agency Mortgage-Backed Securities (Cost $771,576,273)		783,769,066
AGENCY OBLIGATIONS–0.91%
Federal Home Loan Banks
1.13% 7/14/21	2,000,000	1,985,210
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Banks (continued)
1.63% 12/20/21	2,805,000	$ 2,806,109
3.25% 11/16/28	1,255,000	1,370,586
5.50% 7/15/36	300,000	420,762
Federal Home Loan Mortgage
2.38% 1/13/22	4,500,000	4,567,541
6.25% 7/15/32	750,000	1,078,481
6.75% 9/15/29	100,000	139,978
6.75% 3/15/31	300,000	434,071
Federal National Mortgage Association
1.75% 7/2/24	3,000,000	3,000,730
2.13% 4/24/26	1,765,000	1,789,833
2.50% 4/13/21	2,000,000	2,022,265
2.63% 9/6/24	2,085,000	2,168,640
5.63% 7/15/37	100,000	145,977
6.25% 5/15/29	500,000	675,295
6.63% 11/15/30	300,000	427,032
7.13% 1/15/30	500,000	723,026
7.25% 5/15/30	500,000	734,405
Tennessee Valley Authority
3.88% 2/15/21	400,000	409,632
4.63% 9/15/60	150,000	205,379
4.65% 6/15/35	500,000	621,334
Series B 4.70% 7/15/33	200,000	249,602
5.38% 4/1/56	200,000	302,705
5.88% 4/1/36	75,000	105,733
6.15% 1/15/38	100,000	147,900
7.13% 5/1/30	100,000	144,008
Total Agency Obligations (Cost $25,105,032)		26,676,234
CORPORATE BONDS–25.52%
Advertising–0.01%
Omnicom Group
3.60% 4/15/26	200,000	210,531
3.63% 5/1/22	200,000	207,091
		417,622
Aerospace & Defense–0.45%
Boeing
1.88% 6/15/23	250,000	248,287
2.30% 8/1/21	85,000	85,460
2.60% 10/30/25	100,000	101,276
2.70% 5/1/22	40,000	40,609
2.70% 2/1/27	75,000	75,958
2.80% 3/1/23	100,000	101,989
2.95% 2/1/30	150,000	153,311
3.10% 5/1/26	100,000	103,107
3.20% 3/1/29	100,000	104,148
3.25% 3/1/28	95,000	98,821
3.25% 2/1/35	100,000	102,131
3.55% 3/1/38	65,000	67,271
3.60% 5/1/34	100,000	106,949
3.63% 3/1/48	35,000	35,834
3.75% 2/1/50	150,000	158,983

LVIP SSGA Bond Index Fund–13

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Boeing (continued)
3.85% 11/1/48	35,000	$ 37,063
3.90% 5/1/49	100,000	108,209
3.95% 8/1/59	150,000	159,612
6.13% 2/15/33	50,000	65,133
6.88% 3/15/39	100,000	146,336
Embraer Netherlands Finance 5.40% 2/1/27	330,000	371,418
General Dynamics
1.88% 8/15/23	150,000	150,101
2.13% 8/15/26	150,000	148,605
2.25% 11/15/22	250,000	252,554
2.38% 11/15/24	100,000	101,735
2.63% 11/15/27	100,000	102,439
3.00% 5/11/21	125,000	127,076
3.38% 5/15/23	125,000	130,528
3.50% 5/15/25	150,000	160,592
3.75% 5/15/28	160,000	175,955
L3Harris Technologies
3.83% 4/27/25	250,000	266,557
3.85% 6/15/23	105,000	110,531
3.85% 12/15/26	75,000	80,397
3.95% 5/28/24	154,000	163,455
4.40% 6/15/28	150,000	167,029
4.85% 4/27/35	70,000	82,473
4.95% 2/15/21	100,000	102,444
5.05% 4/27/45	70,000	86,117
Lockheed Martin
2.90% 3/1/25	300,000	311,600
3.10% 1/15/23	50,000	51,553
3.35% 9/15/21	100,000	102,544
3.60% 3/1/35	150,000	163,706
3.80% 3/1/45	250,000	278,053
4.07% 12/15/42	279,000	319,011
4.50% 5/15/36	40,000	47,339
4.70% 5/15/46	109,000	138,764
Northrop Grumman
2.55% 10/15/22	200,000	202,925
3.20% 2/1/27	100,000	103,956
3.25% 8/1/23	350,000	364,658
3.25% 1/15/28	125,000	130,295
3.50% 3/15/21	100,000	101,893
4.03% 10/15/47	300,000	334,525
5.05% 11/15/40	100,000	121,234
Northrop Grumman Systems 7.75% 2/15/31	150,000	215,248
Raytheon
2.50% 12/15/22	125,000	127,475
4.70% 12/15/41	200,000	247,326
7.20% 8/15/27	100,000	131,142
Rockwell Collins
2.80% 3/15/22	150,000	152,578
3.20% 3/15/24	150,000	155,999
3.50% 3/15/27	107,000	113,524
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Rockwell Collins (continued)
3.70% 12/15/23	150,000	$ 158,021
4.35% 4/15/47	70,000	82,183
4.80% 12/15/43	100,000	119,979
Spirit AeroSystems
3.85% 6/15/26	75,000	76,360
4.60% 6/15/28	150,000	157,955
United Technologies
1.95% 11/1/21	150,000	150,211
2.30% 5/4/22	150,000	151,129
2.65% 11/1/26	85,000	86,934
2.80% 5/4/24	100,000	102,717
3.10% 6/1/22	409,000	419,294
3.13% 5/4/27	350,000	367,207
3.35% 8/16/21	45,000	46,068
3.65% 8/16/23	110,000	115,877
3.75% 11/1/46	100,000	108,590
3.95% 8/16/25	75,000	81,752
4.05% 5/4/47	50,000	57,157
4.13% 11/16/28	180,000	202,601
4.15% 5/15/45	250,000	285,794
4.45% 11/16/38	60,000	70,870
4.50% 6/1/42	400,000	478,230
4.63% 11/16/48	100,000	124,914
5.40% 5/1/35	200,000	256,786
6.05% 6/1/36	150,000	204,077
6.13% 7/15/38	200,000	277,298
		12,977,845
Agriculture–0.36%
Altria Group
2.63% 9/16/26	145,000	143,286
2.85% 8/9/22	200,000	203,759
3.49% 2/14/22	65,000	66,863
3.80% 2/14/24	125,000	131,468
3.88% 9/16/46	200,000	185,466
4.00% 1/31/24	89,000	94,357
4.40% 2/14/26	125,000	135,698
4.50% 5/2/43	100,000	101,946
4.75% 5/5/21	200,000	207,227
4.80% 2/14/29	225,000	250,474
5.38% 1/31/44	63,000	70,996
5.80% 2/14/39	165,000	193,713
5.95% 2/14/49	1,260,000	1,523,403
6.20% 2/14/59	75,000	89,095
Archer-Daniels-Midland
2.50% 8/11/26	250,000	253,420
3.75% 9/15/47	100,000	109,169
4.02% 4/16/43	100,000	110,197
4.48% 3/1/21	235,000	241,863
BAT Capital
2.76% 8/15/22	400,000	405,697
2.79% 9/6/24	105,000	105,767
3.22% 8/15/24	400,000	408,800

LVIP SSGA Bond Index Fund–14

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
BAT Capital (continued)
3.22% 9/6/26	150,000	$ 150,984
3.46% 9/6/29	200,000	202,044
3.56% 8/15/27	600,000	611,878
4.39% 8/15/37	275,000	277,895
4.54% 8/15/47	240,000	240,669
4.76% 9/6/49	100,000	103,086
Bunge Limited Finance
3.00% 9/25/22	55,000	55,759
3.25% 8/15/26	45,000	44,963
3.75% 9/25/27	55,000	56,506
4.35% 3/15/24	150,000	157,459
Philip Morris International
1.88% 2/25/21	100,000	99,992
2.13% 5/10/23	50,000	50,119
2.38% 8/17/22	150,000	151,540
2.63% 2/18/22	75,000	75,908
2.75% 2/25/26	100,000	101,291
2.88% 5/1/24	100,000	102,850
2.90% 11/15/21	250,000	254,372
3.13% 8/17/27	150,000	155,377
3.38% 8/11/25	100,000	105,085
3.38% 8/15/29	100,000	104,864
3.60% 11/15/23	300,000	316,258
4.13% 3/4/43	150,000	160,728
4.25% 11/10/44	85,000	93,707
4.38% 11/15/41	200,000	221,202
4.50% 3/20/42	100,000	113,233
6.38% 5/16/38	150,000	206,940
Reynolds American
4.45% 6/12/25	105,000	112,964
4.85% 9/15/23	225,000	243,788
5.70% 8/15/35	50,000	58,010
5.85% 8/15/45	480,000	549,454
6.15% 9/15/43	125,000	146,508
		10,358,097
Airlines–0.08%
♦American Airlines Pass Through Trust
3.00% 4/15/30	52,312	53,292
3.20% 12/15/29	427,250	439,108
3.38% 11/1/28	77,751	80,597
3.65% 2/15/29	87,625	92,293
4.95% 7/15/24	198,644	207,018
♦Continental Airlines Pass Through Trust 4.15% 10/11/25	170,020	178,545
Delta Air Lines
2.90% 10/28/24	100,000	100,043
3.40% 4/19/21	45,000	45,614
3.63% 3/15/22	100,000	102,371
3.80% 4/19/23	60,000	62,220
4.38% 4/19/28	100,000	105,365
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
♦Delta Air Lines Pass Through Trust 3.20% 10/25/25	25,000	$ 25,991
♦JetBlue 2019-1 Class AA Pass Through Trust 2.75% 11/15/33	50,000	50,434
Southwest Airlines 3.00% 11/15/26	100,000	102,414
♦Spirit Airlines Pass Through Trust 4.10% 10/1/29	19,129	19,927
♦United Airlines Pass Through Trust
2.70% 11/1/33	95,000	95,392
3.10% 1/7/30	89,446	91,607
3.50% 9/1/31	129,304	133,109
3.75% 3/3/28	154,720	162,969
4.15% 2/25/33	108,940	117,522
♦US Airways Pass Through Trust 3.95% 5/15/27	65,236	68,578
		2,334,409
Apparel–0.03%
NIKE
2.25% 5/1/23	100,000	101,579
2.38% 11/1/26	150,000	152,347
3.38% 11/1/46	100,000	105,329
3.63% 5/1/43	100,000	108,105
3.88% 11/1/45	100,000	113,314
Ralph Lauren 3.75% 9/15/25	100,000	107,546
Tapestry
3.00% 7/15/22	150,000	151,853
4.13% 7/15/27	150,000	153,157
		993,230
Auto Manufacturers–0.47%
American Honda Finance
1.65% 7/12/21	200,000	199,561
1.95% 5/20/22	125,000	125,453
2.15% 9/10/24	100,000	100,074
2.60% 11/16/22	150,000	152,949
2.65% 2/12/21	200,000	201,798
2.90% 2/16/24	100,000	103,092
3.15% 1/8/21	65,000	65,859
3.38% 12/10/21	75,000	77,261
3.45% 7/14/23	100,000	104,684
3.55% 1/12/24	100,000	105,487
3.63% 10/10/23	75,000	79,195
Cummins
3.65% 10/1/23	139,000	146,885
4.88% 10/1/43	64,000	78,731
Daimler Finance North America 8.50% 1/18/31	200,000	297,258
Ford Motor
4.35% 12/8/26	200,000	206,451
4.75% 1/15/43	400,000	353,779
5.29% 12/8/46	300,000	284,482

LVIP SSGA Bond Index Fund–15

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Ford Motor Credit
3.10% 5/4/23	200,000	$ 199,722
3.20% 1/15/21	300,000	301,628
3.34% 3/18/21	200,000	201,465
3.35% 11/1/22	200,000	201,925
3.66% 9/8/24	250,000	251,159
3.81% 10/12/21	200,000	203,650
3.81% 1/9/24	200,000	202,905
3.82% 11/2/27	200,000	193,718
4.13% 8/4/25	300,000	303,906
4.54% 8/1/26	200,000	204,446
4.69% 6/9/25	200,000	207,735
5.11% 5/3/29	400,000	411,707
5.75% 2/1/21	200,000	206,422
5.88% 8/2/21	250,000	261,667
General Motors
4.20% 10/1/27	200,000	208,935
5.00% 10/1/28	150,000	163,211
5.15% 4/1/38	125,000	127,594
5.40% 4/1/48	200,000	206,574
5.95% 4/1/49	100,000	110,561
6.25% 10/2/43	350,000	392,281
6.60% 4/1/36	305,000	359,297
6.75% 4/1/46	75,000	88,034
General Motors Financial
3.15% 6/30/22	115,000	117,165
3.20% 7/6/21	200,000	202,716
3.25% 1/5/23	150,000	153,261
3.45% 1/14/22	250,000	255,540
3.55% 4/9/21	90,000	91,694
3.70% 5/9/23	140,000	144,280
3.85% 1/5/28	100,000	101,911
3.95% 4/13/24	150,000	156,721
4.00% 1/15/25	200,000	210,102
4.00% 10/6/26	250,000	261,888
4.20% 3/1/21	250,000	255,377
4.30% 7/13/25	100,000	106,813
4.35% 4/9/25	115,000	123,153
4.35% 1/17/27	180,000	189,032
5.10% 1/17/24	200,000	217,017
5.25% 3/1/26	200,000	221,947
PACCAR Financial
2.30% 8/10/22	100,000	100,965
2.80% 3/1/21	65,000	65,753
3.15% 8/9/21	100,000	102,073
3.40% 8/9/23	100,000	104,449
Toyota Motor
2.16% 7/2/22	55,000	55,381
2.36% 7/2/24	70,000	71,100
2.76% 7/2/29	70,000	72,002
3.18% 7/20/21	100,000	102,057
3.42% 7/20/23	150,000	156,885
3.67% 7/20/28	105,000	115,174
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Toyota Motor Credit
1.80% 10/7/21	200,000	$ 199,969
1.90% 4/8/21	150,000	150,177
2.15% 9/8/22	150,000	151,089
2.25% 10/18/23	150,000	151,361
2.60% 1/11/22	150,000	152,208
2.65% 4/12/22	200,000	203,479
2.90% 4/17/24	150,000	155,410
2.95% 4/13/21	75,000	76,116
3.20% 1/11/27	100,000	105,689
3.30% 1/12/22	400,000	411,275
3.40% 9/15/21	300,000	307,704
3.40% 4/14/25	150,000	159,702
		13,670,176
Auto Parts & Equipment–0.04%
Aptiv
4.25% 1/15/26	100,000	107,552
4.35% 3/15/29	65,000	70,442
5.40% 3/15/49	150,000	169,928
Harman International Industries 4.15% 5/15/25	100,000	106,525
Lear
3.80% 9/15/27	100,000	100,894
4.25% 5/15/29	50,000	51,616
5.25% 1/15/25	225,000	231,302
Magna International 3.63% 6/15/24	200,000	210,309
		1,048,568
Banks–5.64%
Australia & New Zealand Banking Group
2.05% 11/21/22	250,000	250,748
2.30% 6/1/21	250,000	251,296
2.55% 11/23/21	250,000	252,882
2.63% 11/9/22	250,000	254,486
Banco Santander
3.13% 2/23/23	200,000	204,025
3.50% 4/11/22	200,000	205,375
3.85% 4/12/23	200,000	208,510
4.25% 4/11/27	200,000	214,896
4.38% 4/12/28	200,000	218,696
5.18% 11/19/25	200,000	223,875
Bancolombia 5.95% 6/3/21	200,000	210,000
Bank of America
μ2.46% 10/22/25	200,000	201,149
2.50% 10/21/22	500,000	504,891
2.63% 4/19/21	350,000	353,272
μ2.74% 1/23/22	250,000	251,865
μ2.82% 7/21/23	350,000	355,631
μ2.88% 10/22/30	200,000	201,444
μ3.09% 10/1/25	550,000	567,403
μ3.12% 1/20/23	250,000	254,924
μ3.19% 7/23/30	250,000	258,267

LVIP SSGA Bond Index Fund–16

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America (continued)
3.25% 10/21/27	500,000	$ 520,663
3.30% 1/11/23	1,000,000	1,033,618
μ3.34% 1/25/23	415,000	426,469
μ3.37% 1/23/26	250,000	261,370
μ3.42% 12/20/28	480,000	503,372
μ3.46% 3/15/25	500,000	521,942
μ3.50% 5/17/22	250,000	254,967
3.50% 4/19/26	350,000	371,868
μ3.55% 3/5/24	400,000	415,131
μ3.56% 4/23/27	300,000	316,844
μ3.59% 7/21/28	350,000	370,606
μ3.82% 1/20/28	250,000	268,872
μ3.86% 7/23/24	400,000	420,906
3.88% 8/1/25	400,000	429,540
3.95% 4/21/25	250,000	266,581
μ3.95% 1/23/49	250,000	282,277
μ3.97% 3/5/29	400,000	435,367
μ3.97% 2/7/30	375,000	411,952
4.00% 4/1/24	475,000	508,616
4.10% 7/24/23	350,000	373,301
4.18% 11/25/27	250,000	270,791
μ4.24% 4/24/38	350,000	402,627
4.25% 10/22/26	433,000	471,867
μ4.27% 7/23/29	400,000	444,033
μ4.44% 1/20/48	200,000	242,710
4.45% 3/3/26	430,000	471,891
5.00% 1/21/44	350,000	454,857
5.88% 2/7/42	218,000	308,846
6.00% 10/15/36	400,000	546,310
6.11% 1/29/37	200,000	269,798
7.75% 5/14/38	200,000	314,628
Bank of Montreal
1.90% 8/27/21	250,000	250,405
2.05% 11/1/22	80,000	80,283
2.35% 9/11/22	150,000	151,960
2.50% 6/28/24	135,000	136,554
2.55% 11/6/22	300,000	305,818
2.90% 3/26/22	200,000	203,828
3.10% 4/13/21	90,000	91,451
μ3.80% 12/15/32	300,000	312,885
Bank of New York Mellon
1.95% 8/23/22	165,000	165,279
2.05% 5/3/21	300,000	300,894
2.10% 10/24/24	100,000	100,036
2.20% 8/16/23	100,000	100,961
2.45% 8/17/26	250,000	252,693
2.60% 2/7/22	300,000	304,446
μ2.66% 5/16/23	150,000	152,243
3.00% 2/24/25	100,000	103,911
3.00% 10/30/28	55,000	56,316
3.25% 5/16/27	150,000	157,522
3.30% 8/23/29	350,000	365,911
μ3.44% 2/7/28	180,000	190,785
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of New York Mellon (continued)
3.45% 8/11/23	100,000	$ 105,055
3.55% 9/23/21	200,000	205,427
3.85% 4/28/28	100,000	111,715
3.95% 11/18/25	100,000	109,435
4.15% 2/1/21	100,000	102,412
Bank of Nova Scotia
1.88% 4/26/21	300,000	300,077
2.00% 11/15/22	200,000	200,212
2.38% 1/18/23	200,000	202,898
2.45% 3/22/21	150,000	151,184
2.45% 9/19/22	150,000	152,183
2.50% 1/8/21	150,000	150,828
2.70% 8/3/26	200,000	203,338
3.13% 4/20/21	250,000	253,907
3.40% 2/11/24	250,000	261,758
4.50% 12/16/25	150,000	164,612
Barclays
3.20% 8/10/21	250,000	253,392
3.25% 1/12/21	200,000	201,688
3.68% 1/10/23	200,000	205,018
μ3.93% 5/7/25	200,000	210,076
μ4.34% 5/16/24	200,000	210,743
4.34% 1/10/28	200,000	214,388
4.38% 1/12/26	200,000	216,060
μ4.61% 2/15/23	265,000	276,689
4.95% 1/10/47	200,000	234,947
μ4.97% 5/16/29	200,000	225,244
5.25% 8/17/45	200,000	243,040
Barclays Bank 2.65% 1/11/21	200,000	201,278
BB&T
2.05% 5/10/21	250,000	250,570
2.15% 2/1/21	150,000	150,400
2.20% 3/16/23	150,000	150,902
2.85% 10/26/24	100,000	103,326
3.05% 6/20/22	300,000	307,357
3.20% 9/3/21	100,000	101,896
3.70% 6/5/25	150,000	160,849
3.75% 12/6/23	150,000	158,927
3.88% 3/19/29	200,000	216,736
BBVA USA
2.88% 6/29/22	250,000	253,451
3.50% 6/11/21	250,000	254,281
BNP Paribas
3.25% 3/3/23	200,000	207,084
4.25% 10/15/24	200,000	214,392
5.00% 1/15/21	300,000	309,466
BPCE 3.38% 12/2/26	250,000	262,011
Canadian Imperial Bank of Commerce
μ2.61% 7/22/23	100,000	101,041
2.70% 2/2/21	125,000	126,135
3.10% 4/2/24	300,000	310,073
Capital One
2.15% 9/6/22	250,000	250,387

LVIP SSGA Bond Index Fund–17

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Capital One (continued)
2.65% 8/8/22	250,000	$ 253,641
Citibank
μ2.84% 5/20/22	250,000	253,009
μ3.17% 2/19/22	250,000	253,213
3.40% 7/23/21	300,000	306,398
3.65% 1/23/24	500,000	529,024
Citigroup
μ2.31% 11/4/22	150,000	150,435
2.35% 8/2/21	350,000	352,071
2.70% 3/30/21	300,000	302,784
2.70% 10/27/22	250,000	254,023
μ2.88% 7/24/23	200,000	203,468
μ2.98% 11/5/30	250,000	253,505
μ3.14% 1/24/23	365,000	372,429
3.20% 10/21/26	300,000	310,950
μ3.35% 4/24/25	300,000	312,003
μ3.52% 10/27/28	250,000	262,904
μ3.67% 7/24/28	200,000	212,969
3.70% 1/12/26	400,000	426,182
3.75% 6/16/24	400,000	424,709
3.88% 10/25/23	350,000	371,670
μ3.88% 1/24/39	250,000	274,294
μ3.98% 3/20/30	750,000	819,877
μ4.04% 6/1/24	250,000	264,337
4.05% 7/30/22	107,000	111,792
4.13% 7/25/28	380,000	414,202
μ4.28% 4/24/48	325,000	385,687
4.30% 11/20/26	400,000	435,069
4.45% 9/29/27	300,000	330,142
4.60% 3/9/26	105,000	115,494
4.65% 7/30/45	250,000	309,672
4.65% 7/23/48	250,000	311,701
4.75% 5/18/46	150,000	179,740
5.30% 5/6/44	167,000	212,872
5.50% 9/13/25	200,000	228,468
5.88% 2/22/33	200,000	251,250
5.88% 1/30/42	150,000	211,848
6.00% 10/31/33	100,000	128,801
6.63% 6/15/32	100,000	134,629
6.68% 9/13/43	150,000	219,181
8.13% 7/15/39	350,000	584,970
Citizens Bank
2.55% 5/13/21	250,000	251,871
2.65% 5/26/22	250,000	252,998
Citizens Financial Group
2.38% 7/28/21	30,000	30,140
4.30% 12/3/25	150,000	161,046
Comerica 3.70% 7/31/23	75,000	78,945
Comerica Bank 4.00% 7/27/25	250,000	267,804
Commonwealth Bank of Australia 2.55% 3/15/21	250,000	252,074
Cooperatieve Rabobank
2.50% 1/19/21	250,000	251,452
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Cooperatieve Rabobank (continued)
2.75% 1/10/23	250,000	$ 254,753
3.38% 5/21/25	500,000	529,588
3.75% 7/21/26	250,000	260,198
3.88% 2/8/22	250,000	260,266
3.95% 11/9/22	250,000	261,256
4.50% 1/11/21	250,000	256,536
4.63% 12/1/23	350,000	379,561
5.25% 5/24/41	150,000	204,504
5.25% 8/4/45	250,000	318,954
Credit Suisse 3.63% 9/9/24	700,000	744,050
Credit Suisse Group Funding Guernsey
3.45% 4/16/21	300,000	305,076
3.80% 9/15/22	400,000	416,243
3.80% 6/9/23	400,000	418,511
4.55% 4/17/26	350,000	388,200
4.88% 5/15/45	400,000	503,539
Deutsche Bank
3.13% 1/13/21	200,000	200,728
3.15% 1/22/21	300,000	301,314
3.30% 11/16/22	200,000	201,962
3.38% 5/12/21	300,000	303,095
3.70% 5/30/24	490,000	496,924
4.10% 1/13/26	200,000	202,709
μDeutsche Bank AG 3.96% 11/26/25	200,000	204,262
Discover Bank
3.35% 2/6/23	550,000	567,362
4.20% 8/8/23	250,000	265,688
Fifth Third Bancorp
3.50% 3/15/22	200,000	206,165
3.65% 1/25/24	100,000	105,371
4.30% 1/16/24	250,000	268,496
8.25% 3/1/38	100,000	152,485
Fifth Third Bank
2.25% 6/14/21	200,000	201,009
3.35% 7/26/21	200,000	204,340
3.95% 7/28/25	200,000	217,303
First Republic Bank 4.63% 2/13/47	250,000	284,463
Goldman Sachs Group
2.35% 11/15/21	225,000	225,841
2.63% 4/25/21	75,000	75,640
2.88% 2/25/21	250,000	252,461
μ2.88% 10/31/22	350,000	354,887
μ2.91% 6/5/23	150,000	152,421
μ2.91% 7/24/23	150,000	152,651
3.00% 4/26/22	330,000	334,061
3.20% 2/23/23	470,000	483,011
μ3.27% 9/29/25	550,000	568,901
3.63% 1/22/23	450,000	468,460
3.63% 2/20/24	210,000	220,275
μ3.69% 6/5/28	135,000	143,308
3.75% 5/22/25	750,000	795,391

LVIP SSGA Bond Index Fund–18

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group (continued)
μ3.81% 4/23/29	400,000	$ 428,457
3.85% 7/8/24	400,000	422,723
3.85% 1/26/27	300,000	319,056
μ4.02% 10/31/38	350,000	379,451
μ4.22% 5/1/29	500,000	550,595
μ4.41% 4/23/39	500,000	568,403
4.75% 10/21/45	150,000	182,581
5.15% 5/22/45	360,000	441,299
5.25% 7/27/21	400,000	419,694
5.75% 1/24/22	750,000	804,819
5.95% 1/15/27	200,000	238,702
6.25% 2/1/41	255,000	356,159
6.45% 5/1/36	200,000	266,243
6.75% 10/1/37	800,000	1,108,897
HSBC Bank USA 7.00% 1/15/39	100,000	145,723
HSBC Holdings
μ2.63% 11/7/25	510,000	511,553
2.65% 1/5/22	250,000	252,659
μ3.26% 3/13/23	200,000	204,486
3.40% 3/8/21	250,000	253,912
3.60% 5/25/23	500,000	521,296
μ3.80% 3/11/25	1,325,000	1,389,959
μ3.95% 5/18/24	235,000	247,105
μ3.97% 5/22/30	435,000	468,431
4.00% 3/30/22	500,000	520,868
μ4.04% 3/13/28	200,000	213,755
4.25% 3/14/24	300,000	318,533
μ4.29% 9/12/26	600,000	648,241
4.30% 3/8/26	250,000	272,000
4.38% 11/23/26	375,000	405,893
μ4.58% 6/19/29	235,000	262,455
5.10% 4/5/21	300,000	311,069
6.10% 1/14/42	200,000	283,295
6.50% 5/2/36	200,000	272,820
6.50% 9/15/37	200,000	275,057
6.80% 6/1/38	200,000	284,398
Huntington Bancshares
2.30% 1/14/22	100,000	100,510
2.63% 8/6/24	100,000	101,381
4.00% 5/15/25	150,000	161,938
Huntington National Bank 3.25% 5/14/21	250,000	254,183
Industrial & Commercial Bank of China 3.54% 11/8/27	250,000	258,461
ING Groep
3.55% 4/9/24	500,000	523,259
4.05% 4/9/29	370,000	406,006
JPMorgan Chase & Co.
μ2.30% 10/15/25	185,000	184,647
2.40% 6/7/21	350,000	352,233
2.55% 3/1/21	500,000	503,773
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
2.70% 5/18/23	250,000	$ 254,966
μ2.74% 10/15/30	860,000	858,767
μ2.78% 4/25/23	113,000	114,741
2.95% 10/1/26	500,000	514,838
3.20% 1/25/23	500,000	515,768
3.20% 6/15/26	450,000	469,701
μ3.21% 4/1/23	235,000	240,517
μ3.22% 3/1/25	270,000	279,743
3.25% 9/23/22	550,000	568,756
3.30% 4/1/26	500,000	525,815
3.38% 5/1/23	200,000	207,726
μ3.51% 6/18/22	700,000	714,996
μ3.51% 1/23/29	310,000	329,083
μ3.54% 5/1/28	150,000	159,193
μ3.56% 4/23/24	265,000	276,008
3.63% 5/13/24	250,000	264,805
3.63% 12/1/27	260,000	274,398
μ3.70% 5/6/30	250,000	268,962
μ3.80% 7/23/24	300,000	316,036
3.90% 7/15/25	500,000	539,566
μ3.90% 1/23/49	950,000	1,065,673
μ3.96% 1/29/27	500,000	542,145
μ3.96% 11/15/48	200,000	226,322
μ4.01% 4/23/29	350,000	383,953
μ4.02% 12/5/24	200,000	213,162
4.13% 12/15/26	500,000	547,176
μ4.20% 7/23/29	300,000	334,443
4.35% 8/15/21	600,000	622,951
μ4.45% 12/5/29	200,000	227,315
4.95% 6/1/45	500,000	635,282
5.40% 1/6/42	200,000	268,696
5.50% 10/15/40	100,000	134,254
5.60% 7/15/41	500,000	683,278
6.40% 5/15/38	450,000	650,725
8.00% 4/29/27	100,000	133,370
KeyBank
2.30% 9/14/22	250,000	252,643
2.40% 6/9/22	250,000	252,508
2.50% 11/22/21	250,000	252,751
KeyCorp 5.10% 3/24/21	300,000	311,304
Korea Development Bank
2.63% 2/27/22	300,000	303,531
2.75% 3/19/23	200,000	203,201
Kreditanstalt fuer Wiederaufbau
^0.00% 4/18/36	200,000	135,371
^0.00% 6/29/37	500,000	329,572
1.38% 8/5/24	1,000,000	982,503
1.50% 6/15/21	700,000	698,283
1.63% 3/15/21	1,000,000	999,404
1.75% 9/15/21	350,000	350,525
1.75% 8/22/22	350,000	350,586
1.75% 9/14/29	140,000	136,872
2.00% 11/30/21	500,000	503,138

LVIP SSGA Bond Index Fund–19

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Kreditanstalt fuer Wiederaufbau (continued)
2.00% 10/4/22	700,000	$ 705,807
2.00% 5/2/25	400,000	404,397
2.13% 1/17/23	1,000,000	1,012,349
2.38% 3/24/21	980,000	988,269
2.38% 12/29/22	395,000	402,786
2.63% 1/25/22	400,000	407,649
2.63% 2/28/24	680,000	703,257
2.88% 4/3/28	525,000	560,847
Landwirtschaftliche Rentenbank
2.50% 11/15/27	300,000	310,940
3.13% 11/14/23	1,000,000	1,052,012
Lloyds Bank
3.30% 5/7/21	200,000	203,211
6.38% 1/21/21	300,000	313,413
Lloyds Banking Group
μ2.86% 3/17/23	400,000	404,866
μ2.91% 11/7/23	350,000	355,078
3.00% 1/11/22	200,000	203,145
3.10% 7/6/21	200,000	203,106
μ3.57% 11/7/28	350,000	365,195
3.75% 1/11/27	235,000	246,797
4.05% 8/16/23	200,000	211,925
4.34% 1/9/48	150,000	161,917
4.38% 3/22/28	200,000	220,283
4.45% 5/8/25	200,000	218,283
4.58% 12/10/25	300,000	324,574
4.65% 3/24/26	200,000	217,312
Manufacturers & Traders Trust 2.63% 1/25/21	250,000	251,625
Mitsubishi UFJ Financial Group
2.53% 9/13/23	200,000	202,062
2.62% 7/18/22	200,000	202,634
2.67% 7/25/22	200,000	202,856
2.80% 7/18/24	200,000	203,881
2.95% 3/1/21	230,000	232,448
3.00% 2/22/22	350,000	356,561
3.20% 7/18/29	200,000	206,995
3.22% 3/7/22	100,000	102,416
3.29% 7/25/27	200,000	208,264
3.41% 3/7/24	150,000	156,324
3.46% 3/2/23	200,000	207,335
3.54% 7/26/21	90,000	92,082
3.74% 3/7/29	200,000	215,547
3.75% 7/18/39	200,000	218,684
3.76% 7/26/23	400,000	421,099
3.78% 3/2/25	200,000	213,468
3.85% 3/1/26	400,000	429,488
3.96% 3/2/28	350,000	381,331
4.05% 9/11/28	200,000	220,293
4.15% 3/7/39	70,000	80,208
4.29% 7/26/38	70,000	80,645
Mizuho Financial Group
2.60% 9/11/22	200,000	202,553
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Mizuho Financial Group (continued)
μ2.84% 7/16/25	200,000	$ 202,190
2.95% 2/28/22	200,000	203,588
μ3.15% 7/16/30	200,000	204,172
3.17% 9/11/27	200,000	205,801
3.55% 3/5/23	200,000	208,225
μ3.92% 9/11/24	200,000	210,118
4.02% 3/5/28	200,000	218,380
μ4.25% 9/11/29	200,000	221,159
Morgan Stanley
2.63% 11/17/21	400,000	404,675
μ2.72% 7/22/25	95,000	96,150
2.75% 5/19/22	415,000	422,468
3.13% 1/23/23	450,000	462,533
3.13% 7/27/26	235,000	242,391
μ3.59% 7/22/28	200,000	212,412
3.63% 1/20/27	350,000	372,271
3.70% 10/23/24	725,000	769,729
μ3.74% 4/24/24	210,000	219,369
3.75% 2/25/23	500,000	523,479
μ3.77% 1/24/29	450,000	483,802
3.88% 1/27/26	265,000	284,393
3.95% 4/23/27	300,000	321,519
μ3.97% 7/22/38	130,000	144,073
4.00% 7/23/25	200,000	216,254
4.10% 5/22/23	350,000	369,482
4.30% 1/27/45	500,000	586,378
4.35% 9/8/26	300,000	327,849
4.38% 1/22/47	400,000	477,672
μ4.43% 1/23/30	165,000	186,376
4.88% 11/1/22	250,000	267,828
5.00% 11/24/25	175,000	196,965
5.50% 7/28/21	300,000	316,018
5.75% 1/25/21	650,000	675,071
6.25% 8/9/26	100,000	121,692
6.38% 7/24/42	850,000	1,249,914
7.25% 4/1/32	100,000	142,874
MUFG Americas Holdings 3.00% 2/10/25	120,000	122,298
MUFG Union Bank 3.15% 4/1/22	250,000	255,745
National Australia Bank
1.88% 7/12/21	250,000	249,846
2.50% 7/12/26	250,000	250,929
2.80% 1/10/22	250,000	254,025
3.00% 1/20/23	500,000	512,180
Northern Trust
3.65% 8/3/28	100,000	109,105
3.95% 10/30/25	250,000	271,871
Oesterreichische Kontrollbank
1.88% 1/20/21	900,000	901,254
2.88% 9/7/21	75,000	76,435
2.88% 3/13/23	150,000	155,265

LVIP SSGA Bond Index Fund–20

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Oesterreichische Kontrollbank AG 1.63% 9/17/22	80,000	$ 79,762
PNC Bank
2.15% 4/29/21	250,000	250,770
2.45% 7/28/22	250,000	253,293
2.63% 2/17/22	250,000	253,422
2.70% 11/1/22	250,000	254,684
3.10% 10/25/27	250,000	260,628
3.25% 6/1/25	250,000	262,120
PNC Bank NA 2.70% 10/22/29	250,000	249,489
PNC Financial Services Group
2.20% 11/1/24	200,000	200,552
3.15% 5/19/27	250,000	261,930
3.30% 3/8/22	300,000	308,106
3.45% 4/23/29	350,000	373,067
3.50% 1/23/24	125,000	131,548
Regions Bank 2.75% 4/1/21	300,000	302,438
Regions Financial
2.75% 8/14/22	200,000	203,516
3.80% 8/14/23	100,000	105,793
Royal Bank of Canada
2.25% 11/1/24	200,000	200,923
2.30% 3/22/21	900,000	904,766
2.80% 4/29/22	350,000	357,049
3.20% 4/30/21	115,000	117,029
Royal Bank of Scotland Group
μ3.50% 5/15/23	400,000	409,590
μ4.27% 3/22/25	400,000	424,653
μ4.45% 5/8/30	200,000	220,697
μ4.52% 6/25/24	400,000	424,664
4.80% 4/5/26	250,000	277,521
5.13% 5/28/24	355,000	384,342
6.00% 12/19/23	325,000	361,205
6.10% 6/10/23	165,000	181,559
6.13% 12/15/22	370,000	404,778
Santander Holdings USA
3.40% 1/18/23	150,000	153,709
3.70% 3/28/22	190,000	195,210
4.40% 7/13/27	220,000	237,309
4.50% 7/17/25	250,000	269,622
Santander UK
2.88% 6/18/24	200,000	204,384
3.40% 6/1/21	200,000	204,116
Santander UK Group Holdings
2.88% 8/5/21	250,000	252,329
μ3.37% 1/5/24	500,000	512,005
μ3.82% 11/3/28	200,000	210,730
Skandinaviska Enskilda Banken
2.63% 3/15/21	250,000	251,539
2.80% 3/11/22	250,000	253,726
Sumitomo Mitsui Banking 3.20% 7/18/22	250,000	256,733
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Sumitomo Mitsui Financial Group
2.45% 9/27/24	200,000	$ 200,329
2.70% 7/16/24	200,000	202,696
2.78% 7/12/22	200,000	203,361
2.78% 10/18/22	150,000	152,707
2.85% 1/11/22	250,000	253,814
2.93% 3/9/21	200,000	202,288
3.01% 10/19/26	500,000	511,821
3.04% 7/16/29	200,000	203,796
3.10% 1/17/23	250,000	256,273
3.20% 9/17/29	500,000	506,567
3.35% 10/18/27	150,000	156,327
3.36% 7/12/27	200,000	208,608
3.45% 1/11/27	250,000	261,524
3.54% 1/17/28	250,000	264,298
3.75% 7/19/23	150,000	157,265
3.78% 3/9/26	200,000	213,637
3.94% 7/19/28	150,000	163,190
SunTrust Bank
2.80% 5/17/22	150,000	152,793
μ3.50% 8/2/22	200,000	204,569
μ3.69% 8/2/24	200,000	209,737
4.05% 11/3/25	75,000	82,312
Svenska Handelsbanken
1.88% 9/7/21	250,000	249,558
2.45% 3/30/21	250,000	251,624
3.35% 5/24/21	250,000	254,877
Synchrony Bank 3.65% 5/24/21	250,000	255,214
Synovus Financial 3.13% 11/1/22	60,000	60,642
Toronto-Dominion Bank
1.80% 7/13/21	150,000	150,068
1.90% 12/1/22	250,000	250,048
2.13% 4/7/21	150,000	150,871
2.55% 1/25/21	150,000	151,095
2.65% 6/12/24	200,000	204,701
3.25% 6/11/21	350,000	357,375
3.25% 3/11/24	200,000	209,253
3.50% 7/19/23	150,000	157,906
Truist Bank
2.45% 8/1/22	150,000	151,557
2.63% 1/15/22	250,000	253,302
3.00% 2/2/23	100,000	102,500
3.30% 5/15/26	200,000	208,151
3.63% 9/16/25	250,000	266,198
Truist Financial
2.70% 1/27/22	150,000	152,003
2.90% 3/3/21	100,000	101,028
US Bancorp
2.35% 1/29/21	150,000	150,803
2.38% 7/22/26	150,000	150,308
2.40% 7/30/24	150,000	151,911
2.95% 7/15/22	200,000	204,570

LVIP SSGA Bond Index Fund–21

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
US Bancorp (continued)
3.00% 3/15/22	150,000	$ 153,413
3.00% 7/30/29	150,000	154,821
3.10% 4/27/26	65,000	67,599
3.15% 4/27/27	350,000	367,467
3.38% 2/5/24	250,000	262,278
3.60% 9/11/24	250,000	265,511
3.70% 1/30/24	250,000	265,798
3.90% 4/26/28	250,000	280,295
US Bank 2.85% 1/23/23	250,000	255,878
Wachovia 5.50% 8/1/35	150,000	191,015
Wells Fargo & Co.
2.10% 7/26/21	400,000	400,568
μ2.41% 10/30/25	440,000	440,000
2.50% 3/4/21	350,000	352,449
2.63% 7/22/22	150,000	152,166
μ2.88% 10/30/30	500,000	502,712
3.00% 4/22/26	150,000	154,084
3.00% 10/23/26	300,000	307,174
μ3.20% 6/17/27	970,000	1,005,449
3.30% 9/9/24	250,000	262,090
3.45% 2/13/23	250,000	258,847
3.50% 3/8/22	600,000	619,559
μ3.58% 5/22/28	755,000	801,783
3.75% 1/24/24	300,000	316,863
4.10% 6/3/26	740,000	797,348
4.13% 8/15/23	300,000	318,450
4.15% 1/24/29	300,000	333,757
4.30% 7/22/27	750,000	821,058
4.40% 6/14/46	250,000	286,166
4.60% 4/1/21	350,000	361,350
4.65% 11/4/44	225,000	263,860
4.75% 12/7/46	350,000	419,053
Wells Fargo Bank
μ2.08% 9/9/22	1,000,000	1,001,490
2.60% 1/15/21	750,000	755,249
μ2.90% 5/27/22	495,000	501,508
6.60% 1/15/38	450,000	651,612
Wells Fargo Capital X 5.95% 12/1/86	100,000	121,790
Westpac Banking
2.00% 8/19/21	200,000	200,208
2.10% 5/13/21	150,000	150,411
2.35% 2/19/25	200,000	200,296
2.50% 6/28/22	150,000	151,714
2.65% 1/25/21	250,000	251,650
2.70% 8/19/26	200,000	202,157
2.85% 5/13/26	150,000	153,515
3.30% 2/26/24	250,000	260,619
3.35% 3/8/27	250,000	263,982
3.40% 1/25/28	100,000	106,450
3.65% 5/15/23	100,000	104,804
μ4.11% 7/24/34	95,000	99,443
μ4.32% 11/23/31	250,000	264,455
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Westpac Banking (continued)
4.42% 7/24/39	70,000	$ 76,813
Zions Bancorporation 3.35% 3/4/22	250,000	256,422
		164,498,256
Beverages–0.64%
Anheuser-Busch InBev Finance 4.00% 1/17/43	100,000	106,649
Anheuser-Busch InBev Worldwide
3.75% 7/15/42	136,000	140,233
4.00% 4/13/28	270,000	296,783
4.15% 1/23/25	1,115,000	1,213,053
4.38% 4/15/38	285,000	319,403
4.44% 10/6/48	395,000	442,628
4.60% 4/15/48	115,000	130,840
4.70% 2/1/36	950,000	1,095,684
4.75% 1/23/29	195,000	225,743
4.75% 4/15/58	200,000	233,087
4.90% 1/23/31	160,000	190,362
4.95% 1/15/42	300,000	354,176
5.45% 1/23/39	165,000	207,155
5.55% 1/23/49	1,230,000	1,593,351
5.80% 1/23/59	1,615,000	2,198,073
8.20% 1/15/39	200,000	314,268
Brown-Forman
3.50% 4/15/25	60,000	63,937
4.00% 4/15/38	85,000	95,706
Coca-Cola
1.55% 9/1/21	150,000	149,580
1.75% 9/6/24	150,000	149,405
2.13% 9/6/29	150,000	146,004
2.20% 5/25/22	70,000	70,695
2.25% 9/1/26	200,000	201,126
2.50% 4/1/23	250,000	255,035
2.55% 6/1/26	100,000	102,115
2.88% 10/27/25	100,000	104,160
2.90% 5/25/27	100,000	104,440
3.30% 9/1/21	250,000	256,139
Coca-Cola Consolidated 3.80% 11/25/25	50,000	52,322
Coca-Cola Femsa 3.88% 11/26/23	200,000	211,157
Constellation Brands
2.70% 5/9/22	30,000	30,364
3.15% 8/1/29	100,000	101,003
3.20% 2/15/23	100,000	102,680
3.50% 5/9/27	30,000	31,306
3.60% 2/15/28	100,000	105,686
3.70% 12/6/26	100,000	106,068
3.75% 5/1/21	75,000	76,699
4.10% 2/15/48	100,000	104,316
4.25% 5/1/23	280,000	297,439
4.50% 5/9/47	45,000	48,973

LVIP SSGA Bond Index Fund–22

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
Constellation Brands (continued)
4.65% 11/15/28	125,000	$ 140,493
Diageo Capital
2.13% 10/24/24	200,000	199,871
2.38% 10/24/29	200,000	197,029
3.50% 9/18/23	200,000	210,555
3.88% 5/18/28	200,000	219,069
3.88% 4/29/43	30,000	33,043
5.88% 9/30/36	100,000	134,191
Diageo Investment
2.88% 5/11/22	200,000	203,948
8.00% 9/15/22	100,000	114,979
Fomento Economico Mexicano
2.88% 5/10/23	150,000	151,287
4.38% 5/10/43	200,000	220,497
Keurig Dr Pepper
3.13% 12/15/23	100,000	102,748
3.40% 11/15/25	150,000	156,522
3.43% 6/15/27	70,000	72,860
3.55% 5/25/21	400,000	408,453
4.42% 12/15/46	50,000	53,734
4.60% 5/25/28	150,000	168,236
4.99% 5/25/38	100,000	117,813
Molson Coors Brewing
2.10% 7/15/21	100,000	100,064
3.00% 7/15/26	110,000	111,256
4.20% 7/15/46	345,000	343,334
5.00% 5/1/42	250,000	272,655
PepsiCo
1.70% 10/6/21	150,000	150,001
2.00% 4/15/21	150,000	150,399
2.25% 5/2/22	200,000	202,031
2.38% 10/6/26	80,000	81,212
2.75% 3/1/23	550,000	564,955
2.85% 2/24/26	90,000	93,408
2.88% 10/15/49	200,000	192,730
3.00% 8/25/21	100,000	101,951
3.00% 10/15/27	150,000	158,860
3.60% 3/1/24	479,000	509,687
3.60% 8/13/42	250,000	268,109
4.00% 3/5/42	100,000	113,531
4.00% 5/2/47	105,000	121,079
4.45% 4/14/46	120,000	146,984
		18,615,417
Biotechnology–0.24%
Amgen
1.85% 8/19/21	100,000	99,791
2.25% 8/19/23	200,000	201,691
2.60% 8/19/26	200,000	202,218
2.65% 5/11/22	200,000	202,970
2.70% 5/1/22	100,000	101,339
3.13% 5/1/25	200,000	208,405
3.63% 5/15/22	100,000	103,329
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Amgen (continued)
3.63% 5/22/24	150,000	$ 158,440
3.88% 11/15/21	200,000	206,262
4.10% 6/15/21	100,000	102,749
4.40% 5/1/45	300,000	336,768
5.15% 11/15/41	250,000	301,873
5.65% 6/15/42	200,000	253,142
5.75% 3/15/40	200,000	250,539
6.38% 6/1/37	100,000	136,185
6.40% 2/1/39	50,000	67,372
Baxalta
4.00% 6/23/25	45,000	48,444
5.25% 6/23/45	14,000	18,035
Biogen
3.63% 9/15/22	145,000	150,843
4.05% 9/15/25	145,000	157,576
5.20% 9/15/45	255,000	307,106
Gilead Sciences
1.95% 3/1/22	85,000	85,089
2.95% 3/1/27	300,000	311,333
3.25% 9/1/22	125,000	129,150
3.50% 2/1/25	670,000	710,575
3.65% 3/1/26	300,000	322,606
4.15% 3/1/47	380,000	422,017
4.40% 12/1/21	200,000	208,640
4.50% 4/1/21	100,000	102,546
4.50% 2/1/45	80,000	92,763
4.60% 9/1/35	200,000	238,323
4.75% 3/1/46	250,000	299,760
4.80% 4/1/44	200,000	239,689
5.65% 12/1/41	250,000	327,741
		7,105,309
Building Materials–0.06%
Fortune Brands Home & Security
3.25% 9/15/29	150,000	151,494
4.00% 6/15/25	50,000	53,536
Johnson Controls International
φ3.63% 7/2/24	100,000	104,315
3.90% 2/14/26	28,000	29,613
4.50% 2/15/47	145,000	156,376
φ4.95% 7/2/64	68,000	71,698
5.13% 9/14/45	7,000	8,155
Lennox International 3.00% 11/15/23	25,000	25,425
Martin Marietta Materials
3.45% 6/1/27	43,000	43,967
3.50% 12/15/27	100,000	103,714
4.25% 7/2/24	55,000	58,839
4.25% 12/15/47	100,000	103,662
Masco
3.50% 11/15/27	60,000	61,985
4.38% 4/1/26	160,000	172,750
4.50% 5/15/47	100,000	100,652

LVIP SSGA Bond Index Fund–23

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
Owens Corning
3.95% 8/15/29	70,000	$ 72,764
4.30% 7/15/47	100,000	94,637
7.00% 12/1/36	50,000	62,261
Vulcan Materials
3.90% 4/1/27	45,000	47,511
4.70% 3/1/48	250,000	280,589
		1,803,943
Chemicals–0.37%
Air Products & Chemicals 3.35% 7/31/24	250,000	263,002
Albemarle 5.45% 12/1/44	500,000	571,868
Cabot 4.00% 7/1/29	100,000	104,747
Celanese US Holdings
4.63% 11/15/22	90,000	95,287
5.88% 6/15/21	70,000	73,472
Dow Chemical
3.15% 5/15/24	85,000	88,048
3.63% 5/15/26	150,000	157,695
4.38% 11/15/42	400,000	427,719
4.80% 5/15/49	95,000	109,558
5.25% 11/15/41	100,000	116,705
7.38% 11/1/29	125,000	165,586
9.40% 5/15/39	100,000	163,782
DowDuPont
4.21% 11/15/23	300,000	320,701
4.49% 11/15/25	250,000	275,058
4.73% 11/15/28	350,000	396,896
5.32% 11/15/38	135,000	160,773
5.42% 11/15/48	225,000	277,772
Eastman Chemical
3.60% 8/15/22	225,000	232,797
3.80% 3/15/25	100,000	105,399
4.65% 10/15/44	70,000	75,133
4.80% 9/1/42	250,000	271,153
Ecolab
2.38% 8/10/22	150,000	151,463
2.70% 11/1/26	45,000	46,223
3.25% 1/14/23	100,000	103,138
4.35% 12/8/21	164,000	171,687
FMC
3.95% 2/1/22	100,000	103,007
4.10% 2/1/24	100,000	105,355
Huntsman International 4.50% 5/1/29	90,000	95,519
International Flavors & Fragrances
3.20% 5/1/23	50,000	50,630
4.38% 6/1/47	55,000	57,099
LYB International Finance
3.50% 3/2/27	159,000	166,575
4.00% 7/15/23	200,000	211,417
4.20% 10/15/49	125,000	130,050
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
LyondellBasell Industries 6.00% 11/15/21	350,000	$ 371,714
Methanex 5.65% 12/1/44	200,000	191,377
Mosaic
3.25% 11/15/22	100,000	102,555
4.05% 11/15/27	150,000	155,592
4.25% 11/15/23	125,000	133,260
5.45% 11/15/33	104,000	117,855
5.63% 11/15/43	200,000	234,589
NewMarket 4.10% 12/15/22	50,000	52,517
Nutrien
3.00% 4/1/25	300,000	305,876
3.15% 10/1/22	100,000	102,127
4.13% 3/15/35	500,000	522,076
6.13% 1/15/41	245,000	301,478
PPG Industries
2.40% 8/15/24	100,000	100,911
2.80% 8/15/29	100,000	100,647
Praxair
2.20% 8/15/22	100,000	100,891
2.70% 2/21/23	100,000	102,079
4.05% 3/15/21	100,000	102,672
Rohm & Haas 7.85% 7/15/29	150,000	200,349
RPM International
3.75% 3/15/27	100,000	103,320
5.25% 6/1/45	100,000	111,761
Sherwin-Williams
2.75% 6/1/22	113,000	114,926
2.95% 8/15/29	100,000	101,155
3.13% 6/1/24	100,000	103,297
3.45% 6/1/27	145,000	153,578
3.80% 8/15/49	100,000	101,612
3.95% 1/15/26	250,000	267,729
4.50% 6/1/47	88,000	99,683
Syngenta Finance 3.13% 3/28/22	100,000	100,914
Westlake Chemical
3.60% 8/15/26	150,000	155,349
5.00% 8/15/46	100,000	106,876
		10,664,079
Commercial Services–0.18%
Automatic Data Processing 3.38% 9/15/25	125,000	133,144
Board of Trustees of The Leland Stanford Junior University 3.65% 5/1/48	70,000	78,082
Boston University 4.06% 10/1/48	25,000	28,608
California Institute of Technology
3.65% 9/1/19	45,000	43,435
4.32% 8/1/45	60,000	71,458
Cintas No. 2
2.90% 4/1/22	100,000	101,970

LVIP SSGA Bond Index Fund–24

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
Cintas No. 2 (continued)
3.70% 4/1/27	100,000	$ 108,370
Equifax
2.30% 6/1/21	125,000	125,353
2.60% 12/1/24	50,000	50,267
3.95% 6/15/23	40,000	41,987
George Washington University
4.13% 9/15/48	200,000	230,104
4.30% 9/15/44	100,000	115,905
Georgetown University
4.32% 4/1/49	50,000	59,612
5.22% 10/1/18	50,000	63,697
IHS Markit
3.63% 5/1/24	35,000	36,367
4.13% 8/1/23	100,000	106,257
4.25% 5/1/29	75,000	80,822
4.75% 8/1/28	100,000	111,377
Massachusetts Institute of Technology
3.89% 7/1/16	55,000	59,584
5.60% 7/1/11	200,000	307,799
Moody's
2.63% 1/15/23	100,000	101,456
2.75% 12/15/21	125,000	126,898
3.25% 6/7/21	75,000	76,368
3.25% 1/15/28	65,000	68,116
4.25% 2/1/29	100,000	113,113
4.88% 12/17/48	100,000	122,984
Northwestern University 3.66% 12/1/57	75,000	82,579
PayPal Holdings
2.20% 9/26/22	60,000	60,309
2.40% 10/1/24	105,000	105,976
2.65% 10/1/26	65,000	65,839
2.85% 10/1/29	95,000	95,477
President & Fellows of Harvard College
3.15% 7/15/46	100,000	102,201
3.30% 7/15/56	100,000	103,060
Princeton University 5.70% 3/1/39	50,000	69,176
RELX Capital
3.50% 3/16/23	145,000	150,683
4.00% 3/18/29	200,000	216,941
S&P Global
2.50% 12/1/29	55,000	54,954
2.95% 1/22/27	150,000	154,761
3.25% 12/1/49	65,000	66,285
Total System Services
3.75% 6/1/23	125,000	130,099
3.80% 4/1/21	50,000	50,974
4.00% 6/1/23	100,000	105,134
4.45% 6/1/28	100,000	109,454
4.80% 4/1/26	100,000	111,161
Trustees of the University of Pennsylvania 3.61% 2/15/19	100,000	101,990
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
University of Chicago 4.00% 10/1/53	60,000	$ 68,972
University of Notre Dame du Lac 3.39% 2/15/48	100,000	106,470
University of Southern California
3.03% 10/1/39	200,000	200,564
3.84% 10/1/47	55,000	62,370
Verisk Analytics
4.00% 6/15/25	100,000	107,580
4.13% 9/12/22	100,000	104,964
4.13% 3/15/29	120,000	131,611
William Marsh Rice University 3.57% 5/15/45	100,000	106,484
		5,389,201
Computers–0.66%
Apple
1.55% 8/4/21	250,000	248,993
1.70% 9/11/22	120,000	119,852
1.80% 9/11/24	200,000	198,581
2.05% 9/11/26	200,000	198,354
2.10% 9/12/22	150,000	151,434
2.15% 2/9/22	250,000	252,018
2.20% 9/11/29	950,000	930,727
2.30% 5/11/22	150,000	151,734
2.40% 1/13/23	150,000	152,402
2.45% 8/4/26	250,000	253,306
2.50% 2/9/22	150,000	152,202
2.50% 2/9/25	250,000	254,410
2.70% 5/13/22	100,000	102,251
2.75% 1/13/25	100,000	103,237
2.85% 2/23/23	450,000	462,595
2.90% 9/12/27	400,000	416,193
2.95% 9/11/49	135,000	130,733
3.00% 11/13/27	200,000	209,582
3.20% 5/13/25	150,000	158,341
3.20% 5/11/27	154,000	162,318
3.25% 2/23/26	415,000	439,096
3.35% 2/9/27	200,000	212,805
3.45% 5/6/24	350,000	371,401
3.45% 2/9/45	125,000	131,345
3.75% 9/12/47	225,000	249,803
3.75% 11/13/47	150,000	166,033
3.85% 5/4/43	350,000	391,779
3.85% 8/4/46	635,000	716,620
4.25% 2/9/47	25,000	29,839
4.38% 5/13/45	100,000	120,830
4.45% 5/6/44	600,000	729,904
4.50% 2/23/36	250,000	303,151
4.65% 2/23/46	530,000	663,001
Dell International
4.00% 7/15/24	100,000	104,684
4.42% 6/15/21	900,000	926,000
4.90% 10/1/26	300,000	330,012

LVIP SSGA Bond Index Fund–25

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Dell International (continued)
5.30% 10/1/29	300,000	$ 337,820
5.45% 6/15/23	505,000	547,450
6.02% 6/15/26	250,000	287,531
8.10% 7/15/36	135,000	177,187
8.35% 7/15/46	130,000	178,707
DXC Technology 4.75% 4/15/27	300,000	322,780
Genpact Luxembourg Sarl
3.38% 12/1/24	100,000	100,371
3.70% 4/1/22	50,000	50,707
Hewlett Packard Enterprise
4.90% 10/15/25	450,000	499,688
6.20% 10/15/35	250,000	299,332
6.35% 10/15/45	250,000	300,262
HP 6.00% 9/15/41	305,000	337,406
IBM Credit
1.80% 1/20/21	100,000	99,911
2.20% 9/8/22	100,000	100,705
2.65% 2/5/21	150,000	151,328
3.00% 2/6/23	150,000	154,263
International Business Machines
1.88% 8/1/22	600,000	599,476
2.50% 1/27/22	150,000	151,697
2.80% 5/13/21	135,000	136,782
2.85% 5/13/22	350,000	357,566
2.88% 11/9/22	150,000	153,760
3.00% 5/15/24	500,000	517,748
3.30% 5/15/26	250,000	263,454
3.30% 1/27/27	100,000	105,966
3.45% 2/19/26	150,000	159,756
3.50% 5/15/29	640,000	687,597
4.00% 6/20/42	200,000	220,467
4.15% 5/15/39	200,000	225,026
4.25% 5/15/49	350,000	399,365
5.60% 11/30/39	210,000	276,932
5.88% 11/29/32	120,000	159,783
NetApp 3.38% 6/15/21	150,000	152,471
Seagate HDD Cayman
4.25% 3/1/22	35,000	36,215
4.88% 3/1/24	100,000	106,542
		19,351,617
Cosmetics & Personal Care–0.13%
Colgate-Palmolive
2.25% 11/15/22	60,000	60,801
2.30% 5/3/22	100,000	101,474
3.70% 8/1/47	55,000	63,020
4.00% 8/15/45	100,000	117,464
Estee Lauder Companies
3.15% 3/15/27	100,000	105,846
4.15% 3/15/47	65,000	75,460
4.38% 6/15/45	250,000	294,176
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Cosmetics & Personal Care (continued)
Procter & Gamble
1.70% 11/3/21	150,000	$ 150,471
1.85% 2/2/21	300,000	300,349
2.15% 8/11/22	150,000	151,653
2.30% 2/6/22	250,000	253,291
2.45% 11/3/26	150,000	154,312
2.70% 2/2/26	100,000	104,073
2.85% 8/11/27	150,000	158,865
3.10% 8/15/23	200,000	208,806
Unilever Capital
1.38% 7/28/21	120,000	119,228
2.00% 7/28/26	100,000	99,009
2.20% 5/5/22	150,000	151,024
2.60% 5/5/24	100,000	102,253
2.75% 3/22/21	100,000	101,178
2.90% 5/5/27	150,000	156,486
3.13% 3/22/23	150,000	154,991
3.25% 3/7/24	120,000	125,644
3.38% 3/22/25	100,000	105,878
3.50% 3/22/28	100,000	108,325
5.90% 11/15/32	133,000	180,935
		3,705,012
Distribution/Wholesale–0.01%
WW Grainger
3.75% 5/15/46	150,000	154,217
4.20% 5/15/47	100,000	111,271
4.60% 6/15/45	55,000	65,569
		331,057
Diversified Financial Services–0.84%
AerCap Ireland Capital
3.50% 5/26/22	150,000	154,133
3.50% 1/15/25	150,000	154,511
3.65% 7/21/27	150,000	154,392
3.95% 2/1/22	600,000	619,721
4.50% 5/15/21	450,000	464,369
4.88% 1/16/24	150,000	162,491
Affiliated Managers Group 4.25% 2/15/24	100,000	107,024
Air Lease
2.50% 3/1/21	60,000	60,265
2.63% 7/1/22	200,000	202,218
3.25% 3/1/25	100,000	102,868
3.38% 6/1/21	100,000	101,677
3.75% 6/1/26	100,000	104,454
3.88% 4/1/21	125,000	127,540
3.88% 7/3/23	250,000	263,249
4.25% 9/15/24	300,000	321,120
Aircastle
4.13% 5/1/24	90,000	94,490
4.25% 6/15/26	65,000	68,718
5.00% 4/1/23	90,000	96,202
5.13% 3/15/21	90,000	92,961

LVIP SSGA Bond Index Fund–26

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Aircastle (continued)
5.50% 2/15/22	90,000	$ 95,708
Ally Financial 8.00% 11/1/31	1,000,000	1,388,100
American Express
2.50% 8/1/22	250,000	252,864
2.50% 7/30/24	165,000	166,793
2.65% 12/2/22	115,000	117,150
3.00% 2/22/21	335,000	338,953
3.00% 10/30/24	300,000	309,887
3.38% 5/17/21	250,000	254,728
3.40% 2/27/23	200,000	207,546
3.40% 2/22/24	500,000	522,636
3.70% 8/3/23	150,000	157,602
4.05% 12/3/42	135,000	158,597
American Express Credit
2.25% 5/5/21	250,000	251,151
2.70% 3/3/22	100,000	101,639
3.30% 5/3/27	230,000	244,053
Ameriprise Financial 2.88% 9/15/26	100,000	102,117
BGC Partners 5.38% 7/24/23	100,000	106,887
BlackRock
3.20% 3/15/27	167,000	176,371
3.25% 4/30/29	150,000	160,821
3.38% 6/1/22	150,000	155,400
BOC Aviation 3.00% 5/23/22	500,000	503,755
Brookfield Finance
3.90% 1/25/28	100,000	107,496
4.00% 4/1/24	100,000	107,174
4.70% 9/20/47	150,000	172,009
Capital One Financial
3.20% 1/30/23	600,000	616,544
3.20% 2/5/25	150,000	155,246
3.45% 4/30/21	150,000	152,696
3.50% 6/15/23	300,000	311,570
3.75% 3/9/27	250,000	266,380
3.80% 1/31/28	400,000	429,570
3.90% 1/29/24	200,000	211,972
4.20% 10/29/25	200,000	215,676
4.25% 4/30/25	150,000	163,163
4.75% 7/15/21	100,000	104,119
Cboe Global Markets 3.65% 1/12/27	100,000	107,292
Charles Schwab
3.00% 3/10/25	100,000	103,732
3.20% 3/2/27	100,000	104,559
3.25% 5/21/21	135,000	137,605
3.25% 5/22/29	200,000	211,469
3.45% 2/13/26	70,000	74,041
3.85% 5/21/25	200,000	216,521
CME Group
3.00% 9/15/22	300,000	308,682
3.75% 6/15/28	100,000	110,350
4.15% 6/15/48	75,000	88,913
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
CME Group (continued)
5.30% 9/15/43	100,000	$ 133,626
Discover Financial Services
3.75% 3/4/25	100,000	105,798
3.95% 11/6/24	100,000	106,094
4.10% 2/9/27	115,000	123,787
4.50% 1/30/26	150,000	163,821
5.20% 4/27/22	100,000	106,583
E*TRADE Financial
2.95% 8/24/22	75,000	76,370
3.80% 8/24/27	35,000	36,356
4.50% 6/20/28	100,000	108,674
Eaton Vance 3.50% 4/6/27	100,000	104,860
Franklin Resources 2.85% 3/30/25	100,000	103,175
GE Capital International Funding Unlimited 4.42% 11/15/35	854,000	909,319
Intercontinental Exchange
2.35% 9/15/22	250,000	252,415
3.10% 9/15/27	250,000	260,197
3.45% 9/21/23	60,000	62,904
3.75% 12/1/25	85,000	91,443
3.75% 9/21/28	105,000	114,665
4.00% 10/15/23	200,000	213,446
4.25% 9/21/48	150,000	177,302
Invesco Finance
3.75% 1/15/26	100,000	106,513
4.00% 1/30/24	500,000	531,098
Janus Capital Group 4.88% 8/1/25	150,000	163,239
Jefferies Financial Group 5.50% 10/18/23	200,000	217,361
Jefferies Group
4.85% 1/15/27	310,000	342,037
5.13% 1/20/23	150,000	161,901
6.25% 1/15/36	100,000	119,234
Lazard Group
3.63% 3/1/27	100,000	103,134
3.75% 2/13/25	100,000	105,537
Legg Mason
4.75% 3/15/26	150,000	164,057
5.63% 1/15/44	100,000	113,279
Mastercard
2.00% 11/21/21	100,000	100,509
2.00% 3/3/25	200,000	199,581
2.95% 11/21/26	150,000	156,628
2.95% 6/1/29	150,000	156,317
3.65% 6/1/49	150,000	166,056
3.80% 11/21/46	100,000	112,187
Nasdaq 3.85% 6/30/26	45,000	48,168
ORIX
2.90% 7/18/22	90,000	91,708
3.25% 12/4/24	100,000	104,181

LVIP SSGA Bond Index Fund–27

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
ORIX (continued)
3.70% 7/18/27	100,000	$ 106,061
Private Export Funding
2.45% 7/15/24	250,000	254,501
4.30% 12/15/21	100,000	104,894
Raymond James Financial 4.95% 7/15/46	50,000	58,290
Synchrony Financial
2.85% 7/25/22	60,000	60,712
3.70% 8/4/26	200,000	206,459
4.25% 8/15/24	150,000	159,969
4.38% 3/19/24	35,000	37,315
4.50% 7/23/25	100,000	107,795
5.15% 3/19/29	50,000	56,821
TD Ameritrade Holding
2.95% 4/1/22	250,000	255,471
3.30% 4/1/27	90,000	94,173
3.75% 4/1/24	150,000	159,269
Visa
2.15% 9/15/22	45,000	45,488
2.75% 9/15/27	75,000	78,217
2.80% 12/14/22	300,000	308,554
3.15% 12/14/25	750,000	792,088
3.65% 9/15/47	375,000	422,731
4.15% 12/14/35	115,000	135,354
4.30% 12/14/45	530,000	651,779
Western Union
2.85% 1/10/25	50,000	50,121
4.25% 6/9/23	150,000	158,392
		24,519,954
Electric–1.73%
AEP Texas
3.45% 1/15/50	50,000	49,873
4.15% 5/1/49	100,000	110,627
AEP Transmission 3.75% 12/1/47	100,000	107,290
Alabama Power
2.45% 3/30/22	100,000	101,187
3.70% 12/1/47	100,000	105,303
3.75% 3/1/45	150,000	158,533
4.30% 1/2/46	150,000	170,993
4.30% 7/15/48	65,000	75,094
6.13% 5/15/38	100,000	136,145
Ameren 3.65% 2/15/26	50,000	52,299
Ameren Illinois
3.70% 12/1/47	100,000	107,029
3.80% 5/15/28	100,000	108,903
American Electric Power
2.95% 12/15/22	125,000	127,325
3.20% 11/13/27	100,000	103,071
Appalachian Power 4.60% 3/30/21	150,000	153,789
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Arizona Public Service
2.95% 9/15/27	50,000	$ 51,291
3.15% 5/15/25	100,000	103,602
3.50% 12/1/49	100,000	100,499
4.25% 3/1/49	100,000	113,023
4.35% 11/15/45	100,000	114,871
4.50% 4/1/42	100,000	114,516
5.05% 9/1/41	100,000	121,327
Avangrid
3.15% 12/1/24	150,000	154,725
3.80% 6/1/29	100,000	105,973
Avista 4.35% 6/1/48	100,000	114,395
Baltimore Gas & Electric
3.35% 7/1/23	100,000	103,643
3.50% 8/15/46	200,000	203,089
3.75% 8/15/47	100,000	106,450
6.35% 10/1/36	100,000	138,974
Berkshire Hathaway Energy
2.38% 1/15/21	70,000	70,362
2.80% 1/15/23	125,000	127,857
3.25% 4/15/28	125,000	131,997
3.75% 11/15/23	200,000	211,781
3.80% 7/15/48	70,000	75,093
5.15% 11/15/43	200,000	252,616
5.95% 5/15/37	125,000	168,573
6.13% 4/1/36	247,000	339,952
Black Hills
3.05% 10/15/29	100,000	99,493
3.15% 1/15/27	100,000	101,095
3.88% 10/15/49	100,000	99,605
3.95% 1/15/26	50,000	52,604
4.20% 9/15/46	100,000	104,399
4.25% 11/30/23	100,000	105,945
CenterPoint Energy
2.50% 9/1/24	100,000	100,054
2.95% 3/1/30	100,000	98,445
3.60% 11/1/21	30,000	30,774
3.70% 9/1/49	100,000	98,116
3.85% 2/1/24	75,000	79,062
4.25% 11/1/28	75,000	81,340
CenterPoint Energy Houston Electric
2.25% 8/1/22	250,000	251,487
2.40% 9/1/26	100,000	99,490
3.00% 2/1/27	100,000	102,984
4.25% 2/1/49	50,000	58,652
Cleco Corporate Holdings
3.74% 5/1/26	100,000	103,238
4.97% 5/1/46	70,000	77,462
Cleveland Electric Illuminating 5.95% 12/15/36	100,000	125,829
CMS Energy
3.00% 5/15/26	40,000	41,065
4.88% 3/1/44	100,000	119,107

LVIP SSGA Bond Index Fund–28

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Commonwealth Edison
2.55% 6/15/26	100,000	$ 101,126
3.20% 11/15/49	145,000	143,912
3.40% 9/1/21	100,000	102,270
3.65% 6/15/46	100,000	105,875
3.70% 8/15/28	45,000	49,170
4.00% 3/1/48	250,000	280,688
6.45% 1/15/38	100,000	141,709
Connecticut Light & Power
4.00% 4/1/48	250,000	286,174
4.15% 6/1/45	75,000	86,242
4.30% 4/15/44	130,000	153,167
Consolidated Edison Co. of New York
3.80% 5/15/28	100,000	108,767
3.95% 3/1/43	150,000	162,069
4.00% 12/1/28	100,000	110,974
4.30% 12/1/56	100,000	112,535
4.45% 3/15/44	200,000	231,732
4.50% 12/1/45	100,000	117,326
4.63% 12/1/54	200,000	242,193
4.65% 12/1/48	100,000	121,335
5.50% 12/1/39	250,000	320,279
5.85% 3/15/36	100,000	129,263
6.30% 8/15/37	20,000	27,481
6.75% 4/1/38	25,000	35,676
Consolidated Edison Co. of New York 3.70% 11/15/59	85,000	87,492
Consumers Energy
2.85% 5/15/22	100,000	102,181
3.25% 8/15/46	100,000	100,223
3.38% 8/15/23	200,000	208,881
3.95% 5/15/43	150,000	165,242
Dayton Power & Light 3.95% 6/15/49	95,000	97,052
Delmarva Power & Light
3.50% 11/15/23	150,000	156,935
4.15% 5/15/45	50,000	56,084
Dominion Energy
2.00% 8/15/21	40,000	39,975
φ2.72% 8/15/21	35,000	35,257
2.75% 1/15/22	150,000	152,113
2.75% 9/15/22	250,000	253,733
2.85% 8/15/26	60,000	60,568
φ3.07% 8/15/24	35,000	36,024
4.25% 6/1/28	250,000	276,275
4.60% 3/15/49	150,000	173,822
4.90% 8/1/41	60,000	70,226
5.95% 6/15/35	25,000	31,752
DTE Electric
3.65% 3/15/24	100,000	105,790
3.70% 6/1/46	50,000	53,912
3.75% 8/15/47	100,000	109,087
3.95% 3/1/49	70,000	79,852
4.05% 5/15/48	100,000	115,718
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
DTE Energy
2.53% 10/1/24	75,000	$ 75,294
2.85% 10/1/26	200,000	201,555
3.30% 6/15/22	200,000	204,646
3.40% 6/15/29	105,000	108,110
3.50% 6/1/24	100,000	104,329
Duke Energy
1.80% 9/1/21	150,000	149,824
2.65% 9/1/26	165,000	165,630
3.15% 8/15/27	250,000	257,346
3.40% 6/15/29	65,000	67,849
3.75% 9/1/46	190,000	195,926
3.95% 8/15/47	200,000	211,191
4.20% 6/15/49	65,000	71,638
4.80% 12/15/45	100,000	118,251
Duke Energy Carolinas
2.95% 12/1/26	350,000	361,190
3.05% 3/15/23	150,000	154,520
3.90% 6/15/21	100,000	102,360
3.95% 3/15/48	150,000	167,860
4.00% 9/30/42	150,000	166,953
5.30% 2/15/40	100,000	129,202
6.10% 6/1/37	170,000	230,801
Duke Energy Florida
3.20% 1/15/27	150,000	156,685
3.85% 11/15/42	100,000	108,340
6.40% 6/15/38	300,000	431,932
Duke Energy Florida Project Finance 2.54% 9/1/31	100,000	100,198
Duke Energy Indiana
3.25% 10/1/49	50,000	49,827
3.75% 5/15/46	150,000	160,665
6.12% 10/15/35	100,000	131,755
6.45% 4/1/39	130,000	186,596
Duke Energy Ohio
3.65% 2/1/29	100,000	108,536
3.70% 6/15/46	68,000	71,976
3.80% 9/1/23	500,000	528,306
4.30% 2/1/49	45,000	52,298
Duke Energy Progress
3.38% 9/1/23	50,000	52,212
3.45% 3/15/29	70,000	74,931
3.70% 9/1/28	100,000	109,277
4.10% 3/15/43	100,000	111,721
6.30% 4/1/38	250,000	347,434
Edison International
2.95% 3/15/23	250,000	250,102
3.13% 11/15/22	35,000	35,530
3.55% 11/15/24	80,000	81,875
El Paso Electric 5.00% 12/1/44	150,000	176,704
Emera US Finance
2.70% 6/15/21	100,000	100,905
3.55% 6/15/26	100,000	103,784

LVIP SSGA Bond Index Fund–29

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Emera US Finance (continued)
4.75% 6/15/46	105,000	$ 121,215
Enel Americas 4.00% 10/25/26	35,000	36,225
Enel Chile 4.88% 6/12/28	150,000	165,750
Enel Generacion Chile 4.25% 4/15/24	100,000	105,281
Entergy 2.95% 9/1/26	90,000	91,359
Entergy Arkansas
3.50% 4/1/26	60,000	63,237
3.70% 6/1/24	200,000	212,209
4.20% 4/1/49	100,000	116,583
Entergy Louisiana
2.40% 10/1/26	100,000	98,601
3.25% 4/1/28	150,000	157,246
4.00% 3/15/33	95,000	107,310
4.05% 9/1/23	150,000	159,396
4.20% 4/1/50	100,000	117,819
4.95% 1/15/45	110,000	117,896
Entergy Mississippi
2.85% 6/1/28	50,000	51,084
3.85% 6/1/49	25,000	27,213
Evergy 4.85% 6/1/21	50,000	51,566
Evergy Metro 4.20% 6/15/47	100,000	115,367
Eversource Energy
2.50% 3/15/21	100,000	100,562
2.75% 3/15/22	100,000	101,454
2.90% 10/1/24	100,000	102,136
3.15% 1/15/25	100,000	103,110
3.30% 1/15/28	100,000	102,934
3.80% 12/1/23	45,000	47,365
4.25% 4/1/29	75,000	83,368
Exelon
2.45% 4/15/21	65,000	65,280
3.40% 4/15/26	100,000	104,383
3.50% 6/1/22	200,000	205,314
4.45% 4/15/46	100,000	112,092
4.95% 6/15/35	105,000	121,471
5.10% 6/15/45	105,000	126,230
Exelon Generation
4.25% 6/15/22	250,000	261,384
5.60% 6/15/42	292,000	333,723
6.25% 10/1/39	100,000	120,407
FirstEnergy
2.85% 7/15/22	60,000	60,951
3.90% 7/15/27	125,000	133,558
4.25% 3/15/23	130,000	136,982
4.85% 7/15/47	55,000	65,233
7.38% 11/15/31	230,000	324,285
Florida Power & Light
3.13% 12/1/25	250,000	262,423
3.15% 10/1/49	110,000	110,869
3.70% 12/1/47	100,000	108,849
3.80% 12/15/42	100,000	108,763
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Florida Power & Light (continued)
4.05% 6/1/42	150,000	$ 170,126
4.13% 6/1/48	100,000	116,787
5.69% 3/1/40	50,000	67,800
5.95% 2/1/38	200,000	279,001
5.96% 4/1/39	100,000	140,999
Fortis 3.06% 10/4/26	200,000	204,071
Georgia Power
2.40% 4/1/21	50,000	50,217
3.25% 4/1/26	50,000	51,867
4.30% 3/15/42	200,000	218,861
4.30% 3/15/43	100,000	108,997
4.75% 9/1/40	100,000	113,142
Hydro-Quebec
8.05% 7/7/24	250,000	314,358
8.50% 12/1/29	115,000	174,348
Iberdrola International 6.75% 7/15/36	100,000	139,786
Indiana Michigan Power
3.75% 7/1/47	100,000	104,545
3.85% 5/15/28	150,000	163,691
4.25% 8/15/48	50,000	57,049
Interstate Power & Light
3.50% 9/30/49	50,000	48,890
3.60% 4/1/29	200,000	212,730
6.25% 7/15/39	130,000	172,638
ITC Holdings
2.70% 11/15/22	100,000	101,196
3.25% 6/30/26	90,000	92,754
3.35% 11/15/27	100,000	104,243
3.65% 6/15/24	75,000	78,465
Kansas City Power & Light 3.65% 8/15/25	250,000	266,426
Kentucky Utilities 5.13% 11/1/40	100,000	123,868
MidAmerican Energy
3.10% 5/1/27	100,000	104,167
3.50% 10/15/24	100,000	105,942
3.65% 4/15/29	50,000	54,603
3.95% 8/1/47	100,000	113,014
4.25% 7/15/49	50,000	59,826
4.40% 10/15/44	100,000	117,657
5.75% 11/1/35	25,000	32,890
Mississippi Power 3.95% 3/30/28	100,000	108,820
National Rural Utilities Cooperative Finance
2.30% 9/15/22	70,000	70,594
2.40% 4/25/22	50,000	50,526
2.70% 2/15/23	50,000	50,918
2.90% 3/15/21	70,000	70,770
2.95% 2/7/24	60,000	61,825
3.05% 4/25/27	100,000	103,560
3.25% 11/1/25	100,000	105,409
4.02% 11/1/32	100,000	112,941

LVIP SSGA Bond Index Fund–30

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
National Rural Utilities Cooperative Finance (continued)
μ4.75% 4/30/43	100,000	$ 104,216
8.00% 3/1/32	150,000	225,268
Nevada Power
3.70% 5/1/29	75,000	81,138
6.75% 7/1/37	100,000	141,158
NextEra Energy Capital Holdings
2.40% 9/1/21	200,000	201,389
2.75% 11/1/29	320,000	321,227
2.90% 4/1/22	75,000	76,513
3.15% 4/1/24	150,000	155,436
3.25% 4/1/26	105,000	109,264
3.50% 4/1/29	150,000	159,474
4.50% 6/1/21	100,000	102,879
μ5.65% 5/1/79	100,000	110,699
Northern States Power
2.60% 5/15/23	100,000	101,410
2.90% 3/1/50	60,000	57,152
3.60% 5/15/46	50,000	53,830
3.60% 9/15/47	100,000	106,568
4.00% 8/15/45	100,000	116,094
5.35% 11/1/39	40,000	52,454
6.20% 7/1/37	100,000	139,121
NorthWestern 4.18% 11/15/44	150,000	166,996
NSTAR Electric 3.20% 5/15/27	100,000	104,757
Oglethorpe Power
4.25% 4/1/46	75,000	75,196
5.95% 11/1/39	100,000	124,674
Ohio Edison 6.88% 7/15/36	100,000	139,600
Ohio Power 4.15% 4/1/48	100,000	112,838
Oklahoma Gas & Electric
3.30% 3/15/30	100,000	105,241
3.80% 8/15/28	100,000	108,489
4.15% 4/1/47	50,000	54,255
Oncor Electric Delivery
2.95% 4/1/25	100,000	102,191
3.70% 11/15/28	200,000	218,646
3.75% 4/1/45	100,000	108,401
4.10% 6/1/22	100,000	104,509
4.10% 11/15/48	100,000	114,115
4.55% 12/1/41	150,000	179,246
5.30% 6/1/42	200,000	261,054
7.00% 5/1/32	50,000	70,212
PacifiCorp
2.95% 6/1/23	100,000	102,688
3.50% 6/15/29	65,000	70,069
4.10% 2/1/42	100,000	111,321
4.13% 1/15/49	70,000	79,791
4.15% 2/15/50	100,000	114,544
5.75% 4/1/37	100,000	132,051
6.00% 1/15/39	100,000	136,816
6.35% 7/15/38	25,000	34,973
7.70% 11/15/31	100,000	146,736
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
PECO Energy
3.00% 9/15/49	40,000	$ 38,323
5.95% 10/1/36	100,000	135,655
Potomac Electric Power 4.15% 3/15/43	100,000	112,697
PPL Capital Funding
3.40% 6/1/23	200,000	206,371
3.50% 12/1/22	100,000	103,406
3.95% 3/15/24	200,000	210,482
4.00% 9/15/47	100,000	102,088
4.20% 6/15/22	150,000	156,410
PPL Electric Utilities
3.00% 9/15/21	100,000	101,587
4.13% 6/15/44	100,000	112,286
4.15% 10/1/45	250,000	282,577
6.25% 5/15/39	30,000	41,909
Progress Energy
6.00% 12/1/39	50,000	65,705
7.75% 3/1/31	150,000	210,942
PSEG Power 3.85% 6/1/23	100,000	104,889
Public Service Co. of Colorado
3.20% 3/1/50	65,000	65,103
3.80% 6/15/47	200,000	219,504
4.05% 9/15/49	50,000	57,355
6.25% 9/1/37	100,000	140,275
Public Service Electric & Gas
1.90% 3/15/21	50,000	50,167
2.38% 5/15/23	200,000	202,568
3.00% 5/15/25	100,000	103,791
3.20% 5/15/29	150,000	158,038
3.60% 12/1/47	50,000	54,033
3.70% 5/1/28	100,000	108,474
3.80% 3/1/46	100,000	109,960
3.85% 5/1/49	125,000	140,341
4.05% 5/1/48	100,000	114,670
5.50% 3/1/40	100,000	132,295
Public Service Enterprise Group
2.00% 11/15/21	200,000	199,820
2.88% 6/15/24	70,000	71,505
Puget Energy
3.65% 5/15/25	200,000	206,971
6.00% 9/1/21	200,000	212,350
Puget Sound Energy
4.22% 6/15/48	65,000	74,672
5.64% 4/15/41	80,000	103,482
5.80% 3/15/40	100,000	132,757
San Diego Gas & Electric
3.00% 8/15/21	175,000	177,372
3.60% 9/1/23	200,000	209,007
4.10% 6/15/49	100,000	110,341
4.15% 5/15/48	100,000	109,746
6.00% 6/1/39	110,000	140,769
Sempra Energy
2.88% 10/1/22	150,000	152,773

LVIP SSGA Bond Index Fund–31

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Sempra Energy (continued)
2.90% 2/1/23	35,000	$ 35,675
3.40% 2/1/28	95,000	98,365
3.75% 11/15/25	100,000	105,762
3.80% 2/1/38	150,000	156,320
4.00% 2/1/48	95,000	99,853
6.00% 10/15/39	125,000	161,793
Sierra Pacific Power 2.60% 5/1/26	200,000	200,926
South Carolina Electric & Gas 6.05% 1/15/38	225,000	305,780
Southern
2.95% 7/1/23	75,000	76,885
3.25% 7/1/26	250,000	260,182
4.25% 7/1/36	85,000	91,438
Southern California Edison
2.85% 8/1/29	155,000	154,629
2.90% 3/1/21	100,000	101,034
3.65% 3/1/28	100,000	107,114
3.88% 6/1/21	70,000	71,517
3.90% 3/15/43	100,000	102,270
4.00% 4/1/47	300,000	314,869
4.13% 3/1/48	150,000	159,770
4.20% 3/1/29	100,000	110,633
4.50% 9/1/40	100,000	109,586
4.65% 10/1/43	100,000	113,146
4.88% 3/1/49	100,000	118,269
5.95% 2/1/38	25,000	31,644
6.00% 1/15/34	200,000	245,899
6.05% 3/15/39	170,000	221,283
6.65% 4/1/29	100,000	120,352
Southern Power
2.50% 12/15/21	100,000	101,001
4.15% 12/1/25	200,000	216,734
4.95% 12/15/46	100,000	110,791
5.25% 7/15/43	120,000	137,158
Southwestern Electric Power
2.75% 10/1/26	150,000	150,035
3.85% 2/1/48	100,000	103,639
3.90% 4/1/45	300,000	312,906
6.20% 3/15/40	200,000	262,929
Southwestern Public Service 4.40% 11/15/48	100,000	118,401
Tampa Electric
4.10% 6/15/42	100,000	108,686
4.35% 5/15/44	50,000	56,690
4.45% 6/15/49	100,000	118,193
Union Electric
2.95% 6/15/27	100,000	102,947
3.50% 4/15/24	100,000	105,094
3.50% 3/15/29	100,000	107,344
3.65% 4/15/45	100,000	105,536
3.90% 9/15/42	100,000	108,773
4.00% 4/1/48	100,000	110,627
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Union Electric (continued)
8.45% 3/15/39	80,000	$ 132,128
Virginia Electric & Power
2.75% 3/15/23	200,000	203,564
2.95% 11/15/26	100,000	103,531
3.15% 1/15/26	70,000	73,105
3.30% 12/1/49	100,000	100,616
3.50% 3/15/27	150,000	160,280
3.80% 4/1/28	100,000	108,684
3.80% 9/15/47	100,000	107,897
4.00% 11/15/46	45,000	49,510
4.45% 2/15/44	325,000	376,530
4.60% 12/1/48	115,000	140,557
4.65% 8/15/43	150,000	178,920
6.00% 5/15/37	25,000	33,718
6.35% 11/30/37	100,000	138,502
8.88% 11/15/38	100,000	168,526
WEC Energy Group
3.10% 3/8/22	45,000	45,942
3.38% 6/15/21	65,000	66,298
3.55% 6/15/25	50,000	53,040
Westar Energy
2.55% 7/1/26	50,000	50,103
4.10% 4/1/43	300,000	332,841
4.25% 12/1/45	50,000	56,853
Wisconsin Electric Power
2.05% 12/15/24	50,000	49,930
2.95% 9/15/21	100,000	101,520
4.30% 10/15/48	45,000	52,738
Wisconsin Public Service 4.75% 11/1/44	200,000	243,951
Xcel Energy
2.40% 3/15/21	100,000	100,379
2.60% 3/15/22	100,000	101,032
3.30% 6/1/25	100,000	104,338
3.35% 12/1/26	100,000	104,856
6.50% 7/1/36	100,000	135,776
		50,381,645
Electrical Components & Equipment–0.02%
Emerson Electric
2.63% 12/1/21	100,000	101,671
3.15% 6/1/25	150,000	156,974
5.25% 11/15/39	50,000	62,064
Hubbell 3.35% 3/1/26	150,000	153,153
		473,862
Electronics–0.16%
Agilent Technologies 3.88% 7/15/23	150,000	157,315
Allegion 3.50% 10/1/29	50,000	50,825
Allegion US Holding
3.20% 10/1/24	150,000	154,137
3.55% 10/1/27	150,000	153,700

LVIP SSGA Bond Index Fund–32

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics (continued)
Amphenol
2.80% 2/15/30	200,000	$ 197,825
3.20% 4/1/24	100,000	103,681
4.35% 6/1/29	75,000	83,861
Arrow Electronics
3.50% 4/1/22	100,000	102,359
3.88% 1/12/28	200,000	204,697
Avnet
3.75% 12/1/21	50,000	51,300
4.63% 4/15/26	50,000	52,864
4.88% 12/1/22	100,000	105,872
Flex
4.75% 6/15/25	125,000	136,001
4.88% 6/15/29	75,000	81,371
FLIR Systems 3.13% 6/15/21	50,000	50,395
Fortive
2.35% 6/15/21	100,000	100,404
3.15% 6/15/26	150,000	153,354
4.30% 6/15/46	50,000	51,620
Honeywell International
1.85% 11/1/21	200,000	200,405
2.15% 8/8/22	45,000	45,422
2.30% 8/15/24	100,000	101,300
2.50% 11/1/26	200,000	203,266
2.70% 8/15/29	60,000	61,355
3.35% 12/1/23	200,000	210,549
3.81% 11/21/47	315,000	357,200
4.25% 3/1/21	50,000	51,532
Jabil 3.95% 1/12/28	110,000	112,800
Keysight Technologies
4.55% 10/30/24	250,000	272,240
4.60% 4/6/27	60,000	66,477
PerkinElmer 3.30% 9/15/29	95,000	96,904
Tech Data
3.70% 2/15/22	100,000	102,182
4.95% 2/15/27	100,000	103,177
Trimble
4.15% 6/15/23	100,000	105,331
4.75% 12/1/24	100,000	107,939
4.90% 6/15/28	100,000	109,113
Tyco Electronics Group
3.50% 2/3/22	150,000	154,221
3.70% 2/15/26	100,000	105,663
		4,558,657
Engineering & Construction–0.01%
Fluor
3.50% 12/15/24	100,000	102,031
4.25% 9/15/28	150,000	150,869
		252,900
Environmental Control–0.08%
Republic Services
2.50% 8/15/24	45,000	45,475
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Environmental Control (continued)
Republic Services (continued)
2.90% 7/1/26	110,000	$ 112,572
3.20% 3/15/25	250,000	259,874
3.38% 11/15/27	60,000	63,390
3.95% 5/15/28	150,000	165,094
4.75% 5/15/23	100,000	107,622
5.25% 11/15/21	100,000	106,043
Waste Connections 3.50% 5/1/29	150,000	158,713
Waste Management
2.40% 5/15/23	100,000	100,994
2.95% 6/15/24	30,000	30,978
3.13% 3/1/25	100,000	104,483
3.15% 11/15/27	100,000	104,226
3.45% 6/15/29	75,000	80,209
3.50% 5/15/24	250,000	262,803
3.90% 3/1/35	250,000	275,019
4.00% 7/15/39	70,000	78,237
4.10% 3/1/45	55,000	61,634
4.15% 7/15/49	95,000	108,369
		2,225,735
Food–0.40%
Campbell Soup
2.50% 8/2/22	61,000	61,716
3.30% 3/15/21	135,000	136,978
3.65% 3/15/23	200,000	208,240
3.95% 3/15/25	150,000	159,683
4.15% 3/15/28	200,000	216,878
4.25% 4/15/21	250,000	257,569
4.80% 3/15/48	65,000	75,064
Conagra Brands
3.20% 1/25/23	196,000	201,907
3.80% 10/22/21	60,000	61,900
4.30% 5/1/24	75,000	80,714
4.60% 11/1/25	70,000	77,257
4.85% 11/1/28	165,000	189,073
5.30% 11/1/38	50,000	59,244
5.40% 11/1/48	105,000	127,868
8.25% 9/15/30	100,000	140,165
Flowers Foods 3.50% 10/1/26	105,000	107,054
General Mills
3.15% 12/15/21	200,000	204,430
3.20% 4/16/21	25,000	25,445
3.20% 2/10/27	150,000	157,886
3.65% 2/15/24	111,000	116,617
3.70% 10/17/23	75,000	78,978
4.00% 4/17/25	100,000	108,065
4.20% 4/17/28	75,000	83,501
4.55% 4/17/38	50,000	57,810
4.70% 4/17/48	60,000	71,362
5.40% 6/15/40	45,000	55,558
Hershey
2.05% 11/15/24	50,000	50,074

LVIP SSGA Bond Index Fund–33

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Hershey (continued)
2.30% 8/15/26	100,000	$ 100,905
2.45% 11/15/29	50,000	50,213
3.13% 11/15/49	50,000	49,416
3.38% 5/15/23	100,000	104,826
Ingredion 3.20% 10/1/26	100,000	101,010
JM Smucker
3.00% 3/15/22	150,000	152,604
3.38% 12/15/27	100,000	104,170
3.50% 3/15/25	150,000	157,736
4.25% 3/15/35	100,000	108,172
4.38% 3/15/45	50,000	53,818
Kellogg
2.65% 12/1/23	167,000	170,075
3.13% 5/17/22	150,000	153,355
3.25% 4/1/26	95,000	98,706
3.40% 11/15/27	200,000	208,769
4.30% 5/15/28	150,000	165,921
4.50% 4/1/46	100,000	111,306
Koninklijke Ahold Delhaize 5.70% 10/1/40	145,000	178,612
Kraft Heinz Foods
3.00% 6/1/26	575,000	574,538
3.38% 6/15/21	40,000	40,703
3.75% 4/1/30	40,000	41,158
3.95% 7/15/25	150,000	158,678
4.38% 6/1/46	490,000	481,623
4.63% 1/30/29	150,000	164,815
4.63% 10/1/39	40,000	41,604
4.88% 10/1/49	80,000	84,188
5.00% 7/15/35	105,000	116,424
5.00% 6/4/42	250,000	266,475
5.20% 7/15/45	85,000	92,056
6.50% 2/9/40	150,000	181,696
Kroger
2.60% 2/1/21	50,000	50,301
3.30% 1/15/21	250,000	253,196
3.40% 4/15/22	50,000	51,400
3.50% 2/1/26	100,000	105,333
4.45% 2/1/47	500,000	530,398
5.00% 4/15/42	100,000	111,108
6.90% 4/15/38	100,000	134,411
7.50% 4/1/31	250,000	345,836
McCormick & Co.
2.70% 8/15/22	150,000	152,312
3.15% 8/15/24	100,000	103,757
3.40% 8/15/27	150,000	156,266
4.20% 8/15/47	20,000	22,003
Mondelez International
3.63% 5/7/23	100,000	104,787
3.63% 2/13/26	100,000	106,660
4.13% 5/7/28	100,000	110,474
4.63% 5/7/48	100,000	115,090
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Sysco
2.50% 7/15/21	105,000	$ 105,862
3.25% 7/15/27	200,000	209,381
3.30% 7/15/26	100,000	105,339
3.55% 3/15/25	100,000	106,387
3.75% 10/1/25	125,000	134,330
4.45% 3/15/48	100,000	113,541
4.50% 4/1/46	75,000	85,467
4.85% 10/1/45	85,000	101,861
Tyson Foods
2.25% 8/23/21	65,000	65,168
3.55% 6/2/27	155,000	164,755
3.95% 8/15/24	240,000	257,147
4.00% 3/1/26	65,000	70,408
4.35% 3/1/29	130,000	147,172
4.55% 6/2/47	105,000	119,565
5.10% 9/28/48	40,000	50,211
		11,774,534
Forest Products & Paper–0.09%
Celulosa Arauco y Constitucion 4.50% 8/1/24	200,000	209,502
Domtar 4.40% 4/1/22	100,000	103,475
Fibria Overseas Finance
4.00% 1/14/25	200,000	206,652
5.50% 1/17/27	100,000	109,376
Georgia-Pacific 8.00% 1/15/24	250,000	303,616
International Paper
3.00% 2/15/27	150,000	154,513
4.35% 8/15/48	350,000	371,504
4.80% 6/15/44	200,000	219,175
5.00% 9/15/35	100,000	117,443
5.15% 5/15/46	200,000	229,482
6.00% 11/15/41	135,000	168,088
7.30% 11/15/39	100,000	138,234
7.50% 8/15/21	54,000	58,573
Suzano Austria GmbH 6.00% 1/15/29	200,000	225,500
		2,615,133
Gas–0.13%
Atmos Energy
2.63% 9/15/29	100,000	100,816
3.00% 6/15/27	65,000	67,012
3.38% 9/15/49	55,000	55,660
4.13% 10/15/44	150,000	168,525
4.13% 3/15/49	155,000	177,558
CenterPoint Energy Resources
3.55% 4/1/23	100,000	103,470
4.00% 4/1/28	100,000	106,891
4.10% 9/1/47	45,000	47,078
4.50% 1/15/21	65,000	66,249
5.85% 1/15/41	115,000	146,271

LVIP SSGA Bond Index Fund–34

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas (continued)
Dominion Energy Gas Holdings
3.60% 12/15/24	25,000	$ 26,228
4.60% 12/15/44	200,000	222,614
4.80% 11/1/43	94,000	107,204
National Fuel Gas
3.75% 3/1/23	156,000	160,946
3.95% 9/15/27	200,000	207,000
NiSource
2.65% 11/17/22	165,000	166,934
2.95% 9/1/29	100,000	99,519
3.49% 5/15/27	100,000	105,084
3.95% 3/30/48	150,000	157,680
4.38% 5/15/47	100,000	110,607
4.80% 2/15/44	100,000	115,994
5.25% 2/15/43	59,000	71,630
ONE Gas
3.61% 2/1/24	100,000	105,055
4.66% 2/1/44	50,000	59,308
Piedmont Natural Gas
3.50% 6/1/29	100,000	106,796
3.64% 11/1/46	50,000	49,592
4.65% 8/1/43	50,000	56,054
Southern California Gas
3.15% 9/15/24	100,000	104,388
3.95% 2/15/50	50,000	55,801
4.13% 6/1/48	100,000	110,978
Southern Gas Capital
4.40% 6/1/43	100,000	108,751
4.40% 5/30/47	200,000	220,711
5.88% 3/15/41	70,000	88,210
Southwest Gas 3.70% 4/1/28	100,000	107,223
Washington Gas Light 3.80% 9/15/46	70,000	72,789
		3,836,626
Hand Machine Tools–0.02%
Snap-on 4.10% 3/1/48	85,000	95,066
Stanley Black & Decker
2.90% 11/1/22	150,000	153,404
3.40% 3/1/26	145,000	153,180
5.20% 9/1/40	100,000	122,785
		524,435
Health Care Products–0.28%
Abbott Laboratories
3.40% 11/30/23	210,000	220,731
3.75% 11/30/26	340,000	371,258
3.88% 9/15/25	120,000	130,580
4.75% 11/30/36	350,000	436,812
4.90% 11/30/46	400,000	524,817
5.30% 5/27/40	250,000	327,884
6.00% 4/1/39	50,000	69,247
6.15% 11/30/37	50,000	70,239
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products (continued)
Baxter International
1.70% 8/15/21	100,000	$ 99,829
2.60% 8/15/26	150,000	151,205
3.50% 8/15/46	100,000	97,504
Becton Dickinson & Co. 3.73% 12/15/24	350,000	370,729
Boston Scientific
3.45% 3/1/24	75,000	78,414
3.75% 3/1/26	100,000	107,086
3.85% 5/15/25	51,000	54,743
4.00% 3/1/29	140,000	154,734
4.55% 3/1/39	100,000	117,353
4.70% 3/1/49	105,000	127,371
7.38% 1/15/40	201,000	305,826
Covidien International Finance 3.20% 6/15/22	150,000	154,038
Danaher
3.35% 9/15/25	125,000	132,843
4.38% 9/15/45	115,000	135,740
DH Europe Finance II Sarl
2.05% 11/15/22	100,000	100,054
2.60% 11/15/29	65,000	64,665
3.25% 11/15/39	100,000	100,522
Koninklijke Philips
5.00% 3/15/42	100,000	119,927
6.88% 3/11/38	50,000	70,653
Medtronic
3.50% 3/15/25	256,000	274,157
4.38% 3/15/35	108,000	127,699
4.63% 3/15/45	479,000	601,509
Stryker
2.63% 3/15/21	150,000	151,249
3.38% 5/15/24	150,000	157,495
3.38% 11/1/25	100,000	105,896
3.50% 3/15/26	75,000	79,747
3.65% 3/7/28	200,000	214,996
4.38% 5/15/44	100,000	113,293
4.63% 3/15/46	95,000	114,107
Thermo Fisher Scientific
2.60% 10/1/29	150,000	148,160
3.00% 4/15/23	105,000	107,893
3.20% 8/15/27	100,000	104,522
4.10% 8/15/47	100,000	113,025
4.15% 2/1/24	200,000	214,170
5.30% 2/1/44	200,000	255,435
Zimmer Biomet Holdings
3.15% 4/1/22	250,000	255,150
3.55% 4/1/25	180,000	189,649
3.70% 3/19/23	75,000	78,124
		8,101,080
Health Care Services–0.55%
Advocate Health & Hospitals
3.39% 10/15/49	100,000	99,439

LVIP SSGA Bond Index Fund–35

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Advocate Health & Hospitals (continued)
3.83% 8/15/28	35,000	$ 38,010
4.27% 8/15/48	30,000	34,075
Aetna
2.75% 11/15/22	550,000	558,679
2.80% 6/15/23	135,000	137,105
3.88% 8/15/47	145,000	147,032
6.63% 6/15/36	100,000	134,798
6.75% 12/15/37	100,000	134,711
AHS Hospital 5.02% 7/1/45	50,000	62,141
Anthem
2.95% 12/1/22	200,000	204,493
3.13% 5/15/22	250,000	256,168
3.35% 12/1/24	150,000	156,436
3.50% 8/15/24	250,000	261,898
4.10% 3/1/28	350,000	379,850
4.38% 12/1/47	125,000	137,588
4.55% 3/1/48	350,000	394,885
4.63% 5/15/42	100,000	112,545
4.65% 1/15/43	125,000	140,650
4.65% 8/15/44	100,000	113,033
Ascension Health
3.11% 11/15/39	45,000	44,229
3.95% 11/15/46	185,000	204,808
Baylor Scott & White Holdings
3.97% 11/15/46	50,000	54,190
4.19% 11/15/45	95,000	105,927
Children's Hospital 4.12% 1/1/47	65,000	73,498
Children's Hospital Medical Center 4.27% 5/15/44	50,000	56,918
City of Hope 4.38% 8/15/48	75,000	86,578
CommonSpirit Health
2.76% 10/1/24	30,000	30,251
3.35% 10/1/29	40,000	40,189
3.82% 10/1/49	40,000	38,905
4.19% 10/1/49	70,000	69,765
Dartmouth-Hitchcock Health 4.18% 8/1/48	100,000	111,210
Duke University Health System 3.92% 6/1/47	75,000	83,489
Hackensack Meridian Health 4.50% 7/1/57	100,000	117,413
HCA
4.13% 6/15/29	85,000	90,069
4.50% 2/15/27	160,000	172,382
4.75% 5/1/23	165,000	176,653
5.00% 3/15/24	265,000	289,460
5.13% 6/15/39	50,000	55,181
5.25% 4/15/25	185,000	206,798
5.25% 6/15/26	200,000	223,860
5.25% 6/15/49	200,000	222,932
5.50% 6/15/47	200,000	229,258
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Humana
2.90% 12/15/22	100,000	$ 101,836
3.15% 12/1/22	100,000	102,577
4.63% 12/1/42	175,000	196,477
4.95% 10/1/44	300,000	353,417
Indiana University Health 3.97% 11/1/48	55,000	61,535
Johns Hopkins Health System 3.84% 5/15/46	70,000	75,972
Kaiser Foundation Hospitals
3.15% 5/1/27	125,000	130,432
3.27% 11/1/49	135,000	135,442
3.50% 4/1/22	50,000	51,653
4.15% 5/1/47	105,000	119,701
Laboratory Corp of America Holdings
3.25% 9/1/24	100,000	103,945
3.60% 9/1/27	100,000	105,521
4.70% 2/1/45	500,000	561,397
Mayo Clinic 4.13% 11/15/52	100,000	114,402
McLaren Health Care 4.39% 5/15/48	65,000	72,403
Memorial Sloan-Kettering Cancer Center 4.20% 7/1/55	127,000	146,862
Mercy Health 4.30% 7/1/28	25,000	27,974
Montefiore Obligated Group 5.25% 11/1/48	70,000	78,650
Mount Sinai Hospitals Group 3.98% 7/1/48	100,000	101,069
New York and Presbyterian Hospital
3.95% 8/1/19	35,000	35,164
4.02% 8/1/45	75,000	83,496
4.06% 8/1/56	50,000	54,986
Northwell Healthcare
3.98% 11/1/46	250,000	255,355
4.26% 11/1/47	150,000	160,870
NYU Langone Hospitals 4.37% 7/1/47	100,000	112,707
Orlando Health Obligated Group 4.09% 10/1/48	45,000	49,279
Partners Healthcare System 3.77% 7/1/48	40,000	41,607
Providence St Joseph Health Obligated Group
2.75% 10/1/26	100,000	100,873
3.74% 10/1/47	100,000	106,114
Quest Diagnostics
3.45% 6/1/26	55,000	57,734
3.50% 3/30/25	300,000	315,805
4.20% 6/30/29	100,000	110,479
RWJ Barnabas Health
3.48% 7/1/49	100,000	98,492
3.95% 7/1/46	50,000	52,843
Spectrum Health System Obligated Group 3.49% 7/15/49	50,000	49,898

LVIP SSGA Bond Index Fund–36

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
SSM Health Care
3.69% 6/1/23	90,000	$ 93,846
3.82% 6/1/27	71,000	75,459
Stanford Health Care 3.80% 11/15/48	30,000	32,402
Texas Health Resources 4.33% 11/15/55	30,000	35,032
Trinity Health 4.13% 12/1/45	25,000	27,391
UnitedHealth Group
2.13% 3/15/21	200,000	200,654
2.38% 10/15/22	200,000	202,391
2.38% 8/15/24	70,000	70,865
2.75% 2/15/23	107,000	109,082
2.88% 12/15/21	400,000	407,877
2.88% 3/15/23	250,000	256,669
2.88% 8/15/29	155,000	159,302
2.95% 10/15/27	250,000	259,726
3.15% 6/15/21	100,000	101,823
3.38% 4/15/27	150,000	159,931
3.45% 1/15/27	100,000	107,095
3.50% 6/15/23	100,000	104,702
3.50% 2/15/24	40,000	42,195
3.50% 8/15/39	115,000	120,454
3.70% 12/15/25	40,000	43,247
3.70% 8/15/49	135,000	144,612
3.75% 7/15/25	500,000	539,567
3.75% 10/15/47	200,000	214,576
3.85% 6/15/28	200,000	220,399
3.88% 12/15/28	50,000	55,287
3.88% 8/15/59	150,000	161,374
4.20% 1/15/47	55,000	63,226
4.25% 3/15/43	100,000	113,860
4.25% 6/15/48	150,000	173,807
4.38% 3/15/42	100,000	115,443
4.45% 12/15/48	45,000	53,650
4.63% 11/15/41	200,000	237,937
4.70% 2/15/21	100,000	102,543
6.50% 6/15/37	150,000	213,268
6.63% 11/15/37	100,000	144,282
6.88% 2/15/38	100,000	147,921
		15,926,361
Home Builders–0.01%
DR Horton 2.50% 10/15/24	200,000	200,050
		200,050
Home Furnishings–0.01%
Leggett & Platt
3.40% 8/15/22	50,000	50,945
3.50% 11/15/27	100,000	102,615
Whirlpool
4.50% 6/1/46	70,000	72,382
4.70% 6/1/22	100,000	105,760
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Home Furnishings (continued)
Whirlpool (continued)
4.75% 2/26/29	60,000	$ 66,767
		398,469
Household Products Wares–0.05%
Avery Dennison 4.88% 12/6/28	100,000	113,109
Church & Dwight
2.45% 8/1/22	100,000	100,800
3.15% 8/1/27	100,000	103,228
3.95% 8/1/47	100,000	108,771
Clorox
3.10% 10/1/27	150,000	154,469
3.50% 12/15/24	150,000	158,634
3.90% 5/15/28	100,000	109,788
Kimberly-Clark
3.05% 8/15/25	50,000	52,741
3.20% 7/30/46	50,000	50,315
3.90% 5/4/47	100,000	111,808
5.30% 3/1/41	200,000	264,406
6.63% 8/1/37	100,000	146,950
		1,475,019
Insurance–0.81%
Aflac
4.00% 10/15/46	300,000	331,677
4.75% 1/15/49	100,000	121,445
Alleghany
4.90% 9/15/44	95,000	110,325
4.95% 6/27/22	100,000	106,396
Allied World Assurance Holdings 4.35% 10/29/25	100,000	105,481
Allstate
3.28% 12/15/26	150,000	158,311
4.20% 12/15/46	150,000	172,332
4.50% 6/15/43	100,000	118,587
5.55% 5/9/35	150,000	189,425
μ5.75% 8/15/53	225,000	241,891
American Financial Group
3.50% 8/15/26	65,000	66,899
4.50% 6/15/47	150,000	161,854
American International Group
3.30% 3/1/21	85,000	86,222
3.75% 7/10/25	70,000	74,850
3.90% 4/1/26	600,000	642,509
4.20% 4/1/28	100,000	109,938
4.50% 7/16/44	200,000	230,042
4.70% 7/10/35	100,000	115,678
4.75% 4/1/48	200,000	240,416
4.80% 7/10/45	100,000	119,673
4.88% 6/1/22	500,000	533,565
Aon
2.80% 3/15/21	150,000	151,513
3.50% 6/14/24	100,000	104,801

LVIP SSGA Bond Index Fund–37

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Aon (continued)
3.75% 5/2/29	100,000	$ 107,034
3.88% 12/15/25	100,000	107,522
4.00% 11/27/23	150,000	158,723
4.75% 5/15/45	100,000	117,600
Arch Capital Finance
4.01% 12/15/26	100,000	109,727
5.03% 12/15/46	100,000	124,690
Arch Capital Group US 5.14% 11/1/43	105,000	129,925
Aspen Insurance Holdings 4.65% 11/15/23	100,000	107,573
Assurant
4.20% 9/27/23	100,000	104,329
4.90% 3/27/28	100,000	109,506
Assured Guaranty US Holdings 5.00% 7/1/24	100,000	111,155
Athene Holding 4.13% 1/12/28	150,000	155,134
AXA 8.60% 12/15/30	200,000	290,570
AXIS Specialty Finance 3.90% 7/15/29	100,000	104,463
Berkshire Hathaway
2.20% 3/15/21	145,000	145,535
3.00% 2/11/23	100,000	103,239
3.13% 3/15/26	515,000	542,290
3.40% 1/31/22	300,000	310,630
3.75% 8/15/21	300,000	309,694
4.50% 2/11/43	250,000	302,322
Berkshire Hathaway Finance
3.00% 5/15/22	100,000	102,694
4.25% 1/15/21	100,000	102,503
4.25% 1/15/49	100,000	118,257
4.30% 5/15/43	100,000	115,290
4.40% 5/15/42	100,000	117,334
5.75% 1/15/40	100,000	136,917
Brighthouse Financial
3.70% 6/22/27	250,000	249,129
4.70% 6/22/47	200,000	185,040
Brown & Brown 4.50% 3/15/29	100,000	109,924
Chubb
6.00% 5/11/37	100,000	137,982
6.50% 5/15/38	200,000	292,319
Chubb INA Holdings
2.70% 3/13/23	100,000	102,070
3.35% 5/15/24	300,000	315,859
3.35% 5/3/26	95,000	100,936
4.15% 3/13/43	100,000	115,716
Cincinnati Financial 6.92% 5/15/28	100,000	129,219
CNA Financial
3.90% 5/1/29	40,000	43,014
3.95% 5/15/24	125,000	133,492
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
CNA Financial (continued)
4.50% 3/1/26	100,000	$ 110,174
5.75% 8/15/21	30,000	31,704
Enstar Group 4.50% 3/10/22	50,000	51,824
Everest Reinsurance Holdings 4.87% 6/1/44	100,000	110,487
Fidelity National Financial 4.50% 8/15/28	150,000	162,219
First American Financial 4.60% 11/15/24	100,000	106,926
Hanover Insurance Group 4.50% 4/15/26	100,000	107,738
Hartford Financial Services Group
2.80% 8/19/29	70,000	70,715
3.60% 8/19/49	55,000	56,433
4.30% 4/15/43	43,000	47,604
4.40% 3/15/48	100,000	114,904
6.10% 10/1/41	50,000	68,259
Kemper 4.35% 2/15/25	70,000	74,375
✱Lincoln National 4.00% 9/1/23	500,000	532,026
Loews
4.13% 5/15/43	200,000	221,817
6.00% 2/1/35	100,000	130,357
Manulife Financial
μ4.06% 2/24/32	250,000	259,378
4.15% 3/4/26	100,000	109,976
5.38% 3/4/46	100,000	132,669
Markel
5.00% 4/5/46	250,000	286,080
5.00% 5/20/49	65,000	76,364
Marsh & McLennan
2.75% 1/30/22	60,000	60,938
3.30% 3/14/23	100,000	103,402
3.50% 3/10/25	150,000	158,214
3.75% 3/14/26	75,000	80,523
3.88% 3/15/24	100,000	106,595
4.20% 3/1/48	100,000	113,462
4.35% 1/30/47	45,000	51,683
4.38% 3/15/29	195,000	222,030
4.75% 3/15/39	55,000	66,338
4.80% 7/15/21	100,000	103,597
4.90% 3/15/49	90,000	113,940
Mercury General 4.40% 3/15/27	50,000	52,515
MetLife
3.00% 3/1/25	150,000	155,934
4.05% 3/1/45	150,000	173,619
4.37% 9/15/23	367,000	397,702
4.60% 5/13/46	200,000	245,754
5.70% 6/15/35	50,000	67,080
5.88% 2/6/41	100,000	135,874
6.38% 6/15/34	100,000	142,788
6.40% 12/15/66	100,000	122,500

LVIP SSGA Bond Index Fund–38

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
MetLife (continued)
6.50% 12/15/32	100,000	$ 140,713
10.75% 8/1/69	150,000	250,500
Old Republic International 4.88% 10/1/24	100,000	109,572
Primerica 4.75% 7/15/22	100,000	105,820
Principal Financial Group
3.10% 11/15/26	300,000	310,323
3.40% 5/15/25	100,000	104,699
3.70% 5/15/29	50,000	54,454
Progressive
3.75% 8/23/21	100,000	103,122
4.13% 4/15/47	200,000	232,028
4.20% 3/15/48	150,000	175,067
4.35% 4/25/44	250,000	291,778
Prudential Financial
3.70% 3/13/51	250,000	262,260
3.88% 3/27/28	100,000	109,530
3.91% 12/7/47	163,000	174,961
3.94% 12/7/49	302,000	328,611
4.35% 2/25/50	250,000	287,285
4.42% 3/27/48	100,000	115,972
μ4.50% 9/15/47	215,000	223,063
μ5.20% 3/15/44	100,000	106,671
5.70% 12/14/36	350,000	473,852
6.63% 6/21/40	200,000	280,519
Reinsurance Group of America
3.95% 9/15/26	30,000	31,799
4.70% 9/15/23	150,000	162,615
RenaissanceRe Finance 3.45% 7/1/27	130,000	135,879
Renaissancere Holdings 3.60% 4/15/29	100,000	105,146
Sompo International Holdings 4.70% 10/15/22	100,000	105,463
Swiss Re America Holding 7.00% 2/15/26	100,000	123,748
Transatlantic Holdings 8.00% 11/30/39	100,000	148,400
Travelers
3.75% 5/15/46	50,000	54,438
4.00% 5/30/47	80,000	90,398
4.05% 3/7/48	200,000	227,446
4.10% 3/4/49	100,000	114,811
4.60% 8/1/43	250,000	302,295
6.25% 6/15/37	100,000	139,351
6.75% 6/20/36	100,000	144,503
Trinity Acquisition 4.40% 3/15/26	100,000	108,620
Unum Group
4.00% 6/15/29	145,000	152,091
5.75% 8/15/42	50,000	56,460
Voya Financial
3.65% 6/15/26	100,000	105,543
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Voya Financial (continued)
4.80% 6/15/46	60,000	$ 68,567
5.70% 7/15/43	100,000	124,931
Willis North America
2.95% 9/15/29	65,000	64,329
3.60% 5/15/24	100,000	104,400
3.88% 9/15/49	70,000	69,608
4.50% 9/15/28	150,000	165,195
5.05% 9/15/48	150,000	176,434
XLIT 5.25% 12/15/43	200,000	257,613
		23,570,586
Internet–0.27%
Alibaba Group Holding
3.40% 12/6/27	210,000	218,539
3.60% 11/28/24	633,000	666,187
4.00% 12/6/37	100,000	107,194
4.20% 12/6/47	400,000	443,009
4.40% 12/6/57	200,000	229,113
Alphabet
2.00% 8/15/26	250,000	248,484
3.38% 2/25/24	200,000	212,578
3.63% 5/19/21	100,000	102,608
Amazon.com
2.40% 2/22/23	595,000	605,237
2.80% 8/22/24	75,000	77,589
3.15% 8/22/27	500,000	528,676
3.80% 12/5/24	500,000	539,133
3.88% 8/22/37	115,000	130,393
4.05% 8/22/47	635,000	744,868
4.25% 8/22/57	205,000	249,129
5.20% 12/3/25	100,000	116,496
Baidu
3.50% 11/28/22	200,000	205,513
3.88% 9/29/23	200,000	208,403
4.13% 6/30/25	200,000	212,877
4.38% 3/29/28	200,000	216,617
Booking Holdings
2.75% 3/15/23	150,000	153,176
3.55% 3/15/28	150,000	159,649
3.60% 6/1/26	200,000	213,302
eBay
2.60% 7/15/22	250,000	251,346
2.88% 8/1/21	350,000	354,125
3.80% 3/9/22	150,000	155,007
Expedia Group
3.25% 2/15/30	35,000	33,635
3.80% 2/15/28	100,000	101,905
4.50% 8/15/24	200,000	213,343
JD.com 3.88% 4/29/26	200,000	206,538
		7,904,669

LVIP SSGA Bond Index Fund–39

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Investment Company Security–0.02%
Ares Capital
3.50% 2/10/23	150,000	$ 152,164
3.63% 1/19/22	150,000	152,602
4.20% 6/10/24	60,000	62,780
4.25% 3/1/25	100,000	104,397
FS KKR Capital 4.13% 2/1/25	150,000	151,976
Owl Rock Capital 5.25% 4/15/24	60,000	63,619
		687,538
Iron & Steel–0.09%
ArcelorMittal
3.60% 7/16/24	100,000	102,565
4.25% 7/16/29	100,000	104,334
4.55% 3/11/26	100,000	106,087
6.13% 6/1/25	80,000	91,830
6.25% 2/25/22	105,000	113,179
7.00% 10/15/39	115,000	139,873
Nucor
3.95% 5/1/28	100,000	108,432
4.00% 8/1/23	139,000	146,908
4.13% 9/15/22	100,000	104,914
4.40% 5/1/48	100,000	113,104
5.20% 8/1/43	100,000	123,187
Reliance Steel & Aluminum 4.50% 4/15/23	150,000	158,460
Steel Dynamics
2.80% 12/15/24	50,000	50,273
3.45% 4/15/30	75,000	75,777
Vale Overseas
6.25% 8/10/26	300,000	352,140
6.88% 11/21/36	350,000	455,000
6.88% 11/10/39	170,000	221,425
		2,567,488
Leisure Time–0.01%
Harley-Davidson
3.50% 7/28/25	50,000	51,994
4.63% 7/28/45	50,000	51,686
Royal Caribbean Cruises 3.70% 3/15/28	90,000	92,502
		196,182
Lodging–0.06%
Choice Hotels International 3.70% 12/1/29	100,000	100,729
Hyatt Hotels
4.38% 9/15/28	100,000	108,441
4.85% 3/15/26	50,000	55,318
Las Vegas Sands
2.90% 6/25/25	155,000	156,751
3.20% 8/8/24	90,000	92,810
3.50% 8/18/26	70,000	71,938
3.90% 8/8/29	105,000	109,512
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging (continued)
Marriott International
2.13% 10/3/22	165,000	$ 165,227
2.30% 1/15/22	100,000	100,435
2.88% 3/1/21	100,000	100,901
3.13% 6/15/26	100,000	103,589
3.60% 4/15/24	75,000	78,935
3.75% 10/1/25	50,000	53,439
4.00% 4/15/28	100,000	107,952
Sands China
4.60% 8/8/23	200,000	211,072
5.40% 8/8/28	200,000	225,436
		1,842,485
Machinery Construction & Mining–0.11%
ABB Finance USA
2.88% 5/8/22	250,000	255,186
3.38% 4/3/23	100,000	103,895
3.80% 4/3/28	100,000	109,068
4.38% 5/8/42	187,000	223,786
Caterpillar
2.60% 6/26/22	50,000	50,863
2.60% 9/19/29	150,000	151,281
3.80% 8/15/42	168,000	187,970
3.90% 5/27/21	150,000	154,068
4.75% 5/15/64	250,000	314,387
6.05% 8/15/36	200,000	273,093
Caterpillar Financial Services
1.70% 8/9/21	250,000	249,585
1.90% 9/6/22	115,000	115,173
2.40% 8/9/26	100,000	100,140
2.55% 11/29/22	200,000	203,670
2.85% 5/17/24	150,000	154,984
2.90% 3/15/21	150,000	152,026
3.15% 9/7/21	80,000	81,753
3.25% 12/1/24	150,000	158,388
3.65% 12/7/23	100,000	106,056
Oshkosh 4.60% 5/15/28	100,000	106,693
		3,252,065
Machinery Diversified–0.15%
CNH Industrial 3.85% 11/15/27	105,000	109,500
CNH Industrial Capital
3.88% 10/15/21	60,000	61,568
4.20% 1/15/24	100,000	105,858
4.38% 4/5/22	75,000	78,295
4.88% 4/1/21	75,000	77,437
Crane
4.20% 3/15/48	100,000	99,224
4.45% 12/15/23	100,000	106,910
Deere & Co.
2.60% 6/8/22	100,000	101,838
2.88% 9/7/49	65,000	61,616
3.90% 6/9/42	150,000	168,324

LVIP SSGA Bond Index Fund–40

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
Deere & Co. (continued)
5.38% 10/16/29	100,000	$ 124,154
Dover
2.95% 11/4/29	20,000	20,128
5.38% 3/1/41	100,000	121,159
Flowserve 4.00% 11/15/23	64,000	66,045
John Deere Capital
2.15% 9/8/22	150,000	151,209
2.35% 1/8/21	100,000	100,523
2.60% 3/7/24	165,000	168,651
2.65% 1/6/22	250,000	254,116
2.65% 6/24/24	115,000	118,186
2.65% 6/10/26	100,000	102,150
2.70% 1/6/23	100,000	102,208
2.80% 3/6/23	200,000	205,174
2.80% 9/8/27	100,000	102,800
2.80% 7/18/29	50,000	51,254
2.95% 4/1/22	115,000	117,702
3.05% 1/6/28	100,000	104,893
3.13% 9/10/21	135,000	138,079
3.45% 1/10/24	100,000	105,305
3.45% 3/13/25	250,000	265,954
3.45% 3/7/29	120,000	130,331
Nvent Finance
3.95% 4/15/23	100,000	101,510
4.55% 4/15/28	100,000	103,683
Rockwell Automation
3.50% 3/1/29	85,000	91,278
4.20% 3/1/49	70,000	81,514
Roper Technologies
2.80% 12/15/21	50,000	50,730
3.65% 9/15/23	150,000	157,408
3.80% 12/15/26	55,000	59,057
3.85% 12/15/25	100,000	107,690
4.20% 9/15/28	95,000	103,987
Xylem
3.25% 11/1/26	55,000	56,888
4.38% 11/1/46	50,000	54,346
		4,488,682
Media–0.89%
CBS 7.88% 7/30/30	200,000	280,056
Charter Communications Operating
3.75% 2/15/28	100,000	103,606
4.20% 3/15/28	150,000	159,717
4.46% 7/23/22	500,000	525,344
4.50% 2/1/24	200,000	215,082
4.80% 3/1/50	195,000	204,913
4.91% 7/23/25	450,000	495,341
5.05% 3/30/29	100,000	113,317
5.13% 7/1/49	200,000	217,032
5.38% 4/1/38	250,000	286,040
5.38% 5/1/47	275,000	307,664
5.75% 4/1/48	225,000	262,051
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Charter Communications Operating (continued)
6.38% 10/23/35	190,000	$ 239,308
6.48% 10/23/45	565,000	704,600
Comcast
1.63% 1/15/22	150,000	149,596
2.35% 1/15/27	105,000	104,790
2.65% 2/1/30	100,000	100,275
2.75% 3/1/23	300,000	306,838
3.13% 7/15/22	100,000	103,090
3.15% 3/1/26	350,000	366,588
3.15% 2/15/28	150,000	157,062
3.20% 7/15/36	150,000	153,043
3.25% 11/1/39	150,000	151,970
3.30% 2/1/27	250,000	264,552
3.38% 2/15/25	425,000	448,152
3.38% 8/15/25	65,000	68,922
3.40% 7/15/46	110,000	111,458
3.45% 10/1/21	145,000	149,218
3.45% 2/1/50	110,000	112,377
3.55% 5/1/28	150,000	161,212
3.70% 4/15/24	195,000	207,761
3.90% 3/1/38	150,000	165,792
3.95% 10/15/25	300,000	327,172
3.97% 11/1/47	362,000	398,131
4.00% 8/15/47	150,000	164,870
4.00% 3/1/48	150,000	166,279
4.00% 11/1/49	79,000	87,743
4.05% 11/1/52	258,000	289,194
4.15% 10/15/28	885,000	995,524
4.20% 8/15/34	83,000	94,544
4.25% 10/15/30	165,000	188,380
4.25% 1/15/33	200,000	231,289
4.40% 8/15/35	192,000	224,661
4.60% 10/15/38	195,000	231,940
4.60% 8/15/45	77,000	92,423
4.65% 7/15/42	24,000	28,799
4.70% 10/15/48	190,000	233,860
4.75% 3/1/44	350,000	425,186
4.95% 10/15/58	190,000	246,701
6.40% 5/15/38	57,000	80,166
6.50% 11/15/35	200,000	282,984
7.05% 3/15/33	500,000	715,873
Discovery Communications
2.95% 3/20/23	125,000	127,321
3.30% 5/15/22	150,000	153,810
3.50% 6/15/22	100,000	102,779
3.80% 3/13/24	100,000	105,486
3.90% 11/15/24	150,000	159,257
3.95% 6/15/25	100,000	106,672
3.95% 3/20/28	200,000	213,244
4.13% 5/15/29	70,000	75,556
4.38% 6/15/21	100,000	103,253
4.88% 4/1/43	100,000	109,129
4.90% 3/11/26	100,000	111,508

LVIP SSGA Bond Index Fund–41

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Discovery Communications (continued)
5.20% 9/20/47	215,000	$ 249,897
5.30% 5/15/49	65,000	76,824
6.35% 6/1/40	150,000	190,433
Fox
3.67% 1/25/22	50,000	51,616
4.03% 1/25/24	100,000	106,546
4.71% 1/25/29	105,000	119,584
5.48% 1/25/39	75,000	91,557
5.58% 1/25/49	90,000	114,318
Grupo Televisa
4.63% 1/30/26	200,000	213,970
6.63% 1/15/40	100,000	124,443
8.50% 3/11/32	200,000	268,832
NBCUniversal Media
2.88% 1/15/23	575,000	590,729
4.38% 4/1/21	200,000	206,232
4.45% 1/15/43	675,000	785,646
5.95% 4/1/41	200,000	274,628
Thomson Reuters
3.35% 5/15/26	55,000	56,616
4.30% 11/23/23	200,000	214,488
Time Warner Cable
4.00% 9/1/21	200,000	204,618
5.50% 9/1/41	100,000	111,439
5.88% 11/15/40	100,000	114,509
6.55% 5/1/37	200,000	244,840
6.75% 6/15/39	450,000	570,221
7.30% 7/1/38	150,000	195,270
Time Warner Entertainment
8.38% 3/15/23	250,000	294,950
8.38% 7/15/33	200,000	280,070
Viacom
3.88% 4/1/24	200,000	211,635
5.85% 9/1/43	150,000	187,450
6.88% 4/30/36	125,000	167,042
ViacomCBS
2.50% 2/15/23	250,000	252,575
2.90% 1/15/27	100,000	100,149
3.38% 3/1/22	100,000	102,272
3.38% 2/15/28	145,000	149,799
4.00% 1/15/26	255,000	273,263
4.38% 3/15/43	477,000	504,457
4.85% 7/1/42	150,000	167,429
4.90% 8/15/44	125,000	141,078
Walt Disney
1.65% 9/1/22	70,000	69,773
1.75% 8/30/24	200,000	198,116
1.85% 7/30/26	95,000	93,263
2.00% 9/1/29	135,000	130,859
2.30% 2/12/21	200,000	201,241
2.35% 12/1/22	300,000	304,303
2.45% 3/4/22	70,000	70,949
2.75% 9/1/49	180,000	169,291
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Walt Disney (continued)
2.95% 6/15/27	200,000	$ 210,772
3.00% 2/13/26	300,000	315,549
3.00% 7/30/46	50,000	49,279
3.15% 9/17/25	100,000	106,163
3.38% 11/15/26	60,000	64,635
3.70% 10/15/25	40,000	43,254
3.70% 12/1/42	150,000	163,389
3.75% 6/1/21	200,000	205,498
4.13% 12/1/41	100,000	114,586
4.13% 6/1/44	83,000	97,704
4.50% 2/15/21	150,000	154,555
4.75% 9/15/44	60,000	74,716
4.75% 11/15/46	50,000	63,644
4.95% 10/15/45	30,000	39,045
6.40% 12/15/35	229,000	324,787
6.65% 11/15/37	175,000	259,422
		25,804,719
Metal Fabricate & Hardware–0.03%
Precision Castparts
2.50% 1/15/23	200,000	203,503
3.25% 6/15/25	100,000	105,488
3.90% 1/15/43	50,000	54,036
4.38% 6/15/45	100,000	115,313
Timken 3.88% 9/1/24	70,000	72,836
Valmont Industries
5.00% 10/1/44	100,000	102,040
5.25% 10/1/54	100,000	99,491
		752,707
Mining–0.15%
Barrick Gold 5.25% 4/1/42	300,000	357,060
Barrick North America Finance 5.75% 5/1/43	150,000	190,492
Barrick PD Australia Finance 5.95% 10/15/39	100,000	126,557
BHP Billiton Finance USA
4.13% 2/24/42	125,000	142,125
5.00% 9/30/43	500,000	638,538
Kinross Gold 4.50% 7/15/27	400,000	419,000
Newmont Goldcorp
3.50% 3/15/22	150,000	153,912
3.70% 3/15/23	200,000	209,017
4.88% 3/15/42	400,000	467,138
6.25% 10/1/39	100,000	132,138
Rio Tinto Alcan 6.13% 12/15/33	150,000	203,391
Rio Tinto Finance USA
3.75% 6/15/25	250,000	268,518
4.13% 8/21/42	150,000	171,585
5.20% 11/2/40	100,000	130,362
7.13% 7/15/28	75,000	100,452

LVIP SSGA Bond Index Fund–42

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Southern Copper
3.50% 11/8/22	89,000	$ 91,798
5.25% 11/8/42	150,000	172,197
5.88% 4/23/45	69,000	86,265
6.75% 4/16/40	110,000	146,558
7.50% 7/27/35	200,000	275,152
		4,482,255
Miscellaneous Manufacturing–0.29%
3M
1.75% 2/14/23	100,000	99,396
2.00% 6/26/22	400,000	401,367
2.00% 2/14/25	100,000	99,363
2.25% 3/15/23	70,000	70,548
2.38% 8/26/29	150,000	147,781
2.75% 3/1/22	65,000	66,151
2.88% 10/15/27	150,000	156,400
3.00% 8/7/25	100,000	105,048
3.25% 2/14/24	100,000	104,587
3.25% 8/26/49	85,000	82,445
3.38% 3/1/29	100,000	106,711
3.63% 10/15/47	150,000	155,365
3.88% 6/15/44	150,000	159,694
4.00% 9/14/48	65,000	71,533
Carlisle
3.50% 12/1/24	95,000	98,596
3.75% 12/1/27	100,000	104,612
Eaton
2.75% 11/2/22	250,000	254,961
3.10% 9/15/27	100,000	103,806
3.92% 9/15/47	100,000	106,661
4.15% 11/2/42	150,000	167,374
General Electric
2.70% 10/9/22	400,000	405,314
3.45% 5/15/24	800,000	830,022
4.13% 10/9/42	25,000	25,683
5.30% 2/11/21	900,000	928,124
5.88% 1/14/38	272,000	329,081
6.75% 3/15/32	224,000	287,324
6.88% 1/10/39	201,000	267,389
Hexcel
3.95% 2/15/27	50,000	52,114
4.70% 8/15/25	50,000	53,902
Hillenbrand 4.50% 9/15/26	100,000	104,488
Illinois Tool Works
2.65% 11/15/26	150,000	153,880
3.38% 9/15/21	60,000	61,467
3.90% 9/1/42	150,000	173,145
4.88% 9/15/41	100,000	126,801
Ingersoll-Rand Global Holding
2.90% 2/21/21	100,000	100,901
3.75% 8/21/28	100,000	106,306
4.25% 6/15/23	250,000	267,654
4.30% 2/21/48	100,000	107,835
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Ingersoll-Rand Global Holding (continued)
5.75% 6/15/43	100,000	$ 127,268
Parker-Hannifin
2.70% 6/14/24	35,000	35,727
3.25% 6/14/29	55,000	57,380
3.30% 11/21/24	60,000	62,802
4.00% 6/14/49	55,000	59,292
6.25% 5/15/38	550,000	726,746
Textron
3.38% 3/1/28	50,000	51,281
3.65% 3/15/27	50,000	51,938
3.88% 3/1/25	170,000	180,058
		8,396,321
Office Furnishings–0.00%
Steelcase 5.13% 1/18/29	100,000	112,991
		112,991
Oil & Gas–1.51%
Apache
3.25% 4/15/22	191,000	194,548
4.25% 1/15/30	100,000	103,504
4.25% 1/15/44	100,000	91,993
4.38% 10/15/28	150,000	156,601
4.75% 4/15/43	200,000	192,744
5.10% 9/1/40	350,000	355,493
5.25% 2/1/42	100,000	103,982
5.35% 7/1/49	100,000	104,257
BP Capital Markets
2.11% 9/16/21	250,000	251,137
2.52% 9/19/22	150,000	151,903
2.75% 5/10/23	250,000	255,611
3.02% 1/16/27	250,000	258,746
3.12% 5/4/26	75,000	78,291
3.25% 5/6/22	200,000	206,351
3.28% 9/19/27	150,000	157,658
3.41% 2/11/26	200,000	212,887
3.54% 11/4/24	100,000	106,369
3.72% 11/28/28	90,000	98,023
3.99% 9/26/23	250,000	267,058
4.23% 11/6/28	700,000	790,709
4.74% 3/11/21	200,000	206,641
BP Capital Markets America
3.22% 11/28/23	150,000	156,175
3.79% 2/6/24	280,000	297,770
Burlington Resources 7.20% 8/15/31	100,000	141,823
Canadian Natural Resources
2.95% 1/15/23	200,000	203,912
3.80% 4/15/24	43,000	45,430
3.85% 6/1/27	250,000	266,412
3.90% 2/1/25	200,000	213,111
4.95% 6/1/47	100,000	121,240
5.85% 2/1/35	200,000	245,921

LVIP SSGA Bond Index Fund–43

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Canadian Natural Resources (continued)
6.25% 3/15/38	150,000	$ 194,764
Cenovus Energy
3.00% 8/15/22	150,000	152,024
4.25% 4/15/27	250,000	264,580
5.25% 6/15/37	105,000	116,129
5.40% 6/15/47	200,000	233,012
Chevron
2.10% 5/16/21	200,000	200,914
2.50% 3/3/22	200,000	203,204
2.57% 5/16/23	200,000	204,050
2.90% 3/3/24	150,000	155,365
2.95% 5/16/26	200,000	208,889
3.19% 6/24/23	200,000	208,399
3.33% 11/17/25	150,000	160,103
Cimarex Energy
3.90% 5/15/27	215,000	222,225
4.38% 3/15/29	50,000	52,878
CNOOC Finance 2013
3.00% 5/9/23	250,000	254,102
4.25% 5/9/43	400,000	445,878
CNOOC Finance 2015 Australia 4.20% 5/5/45	200,000	222,513
CNOOC Finance 2015 USA 3.50% 5/5/25	200,000	208,916
Concho Resources
3.75% 10/1/27	95,000	99,798
4.30% 8/15/28	100,000	108,900
4.38% 1/15/25	100,000	103,264
4.85% 8/15/48	75,000	87,302
4.88% 10/1/47	75,000	87,372
ConocoPhillips
4.30% 11/15/44	150,000	176,038
4.95% 3/15/26	250,000	287,433
5.95% 3/15/46	100,000	142,733
6.50% 2/1/39	380,000	552,507
ConocoPhillips Holding 6.95% 4/15/29	200,000	271,634
Continental Resources
3.80% 6/1/24	155,000	160,187
4.38% 1/15/28	155,000	164,630
4.50% 4/15/23	225,000	234,952
4.90% 6/1/44	110,000	116,479
5.00% 9/15/22	168,000	169,120
Devon Energy
4.75% 5/15/42	100,000	111,236
5.00% 6/15/45	70,000	81,018
5.60% 7/15/41	100,000	121,310
5.85% 12/15/25	150,000	177,696
Diamondback Energy
2.88% 12/1/24	155,000	156,664
3.25% 12/1/26	110,000	111,216
3.50% 12/1/29	200,000	203,520
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Ecopetrol
4.13% 1/16/25	500,000	$ 525,005
5.38% 6/26/26	210,000	235,202
5.88% 9/18/23	200,000	221,294
5.88% 5/28/45	155,000	182,706
Encana 3.90% 11/15/21	600,000	614,173
EOG Resources
2.63% 3/15/23	150,000	152,704
3.15% 4/1/25	250,000	262,288
3.90% 4/1/35	150,000	166,047
4.15% 1/15/26	100,000	109,824
EQT
3.00% 10/1/22	70,000	68,760
3.90% 10/1/27	200,000	187,067
4.88% 11/15/21	100,000	103,214
Equinor
2.45% 1/17/23	200,000	203,024
2.65% 1/15/24	100,000	102,497
3.15% 1/23/22	200,000	205,573
3.25% 11/18/49	110,000	110,521
3.63% 9/10/28	150,000	164,496
3.95% 5/15/43	250,000	278,193
4.80% 11/8/43	150,000	189,029
5.10% 8/17/40	200,000	254,403
Exxon Mobil
1.90% 8/16/22	80,000	80,445
2.02% 8/16/24	200,000	200,501
2.22% 3/1/21	105,000	105,655
2.28% 8/16/26	200,000	200,868
2.44% 8/16/29	200,000	201,054
2.73% 3/1/23	170,000	173,934
3.00% 8/16/39	200,000	199,987
3.04% 3/1/26	750,000	786,108
3.10% 8/16/49	200,000	198,961
3.57% 3/6/45	200,000	214,752
4.11% 3/1/46	165,000	193,287
Hess
4.30% 4/1/27	150,000	159,955
5.60% 2/15/41	200,000	233,651
5.80% 4/1/47	150,000	183,200
7.13% 3/15/33	100,000	126,279
7.30% 8/15/31	250,000	318,154
Husky Energy
3.95% 4/15/22	150,000	155,108
4.00% 4/15/24	50,000	52,751
4.40% 4/15/29	150,000	161,339
Marathon Oil
2.80% 11/1/22	125,000	127,040
4.40% 7/15/27	500,000	543,198
6.60% 10/1/37	100,000	127,237
Marathon Petroleum
3.63% 9/15/24	250,000	262,387
3.80% 4/1/28	120,000	126,168
4.50% 4/1/48	50,000	53,043

LVIP SSGA Bond Index Fund–44

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Marathon Petroleum (continued)
4.75% 12/15/23	150,000	$ 162,901
5.13% 3/1/21	135,000	139,753
5.13% 12/15/26	150,000	169,752
6.50% 3/1/41	145,000	187,893
Nexen
6.40% 5/15/37	150,000	205,655
7.50% 7/30/39	200,000	311,755
Noble Energy
3.25% 10/15/29	100,000	100,712
3.85% 1/15/28	150,000	158,314
4.20% 10/15/49	100,000	100,206
5.05% 11/15/44	300,000	334,007
6.00% 3/1/41	135,000	162,596
Occidental Petroleum
2.60% 8/13/21	105,000	105,758
2.70% 8/15/22	115,000	116,168
2.70% 2/15/23	200,000	201,478
2.90% 8/15/24	150,000	152,317
3.00% 2/15/27	250,000	250,379
3.13% 2/15/22	150,000	152,619
3.20% 8/15/26	125,000	126,475
3.40% 4/15/26	180,000	184,648
3.50% 6/15/25	100,000	103,240
3.50% 8/15/29	130,000	132,525
4.20% 3/15/48	150,000	148,554
4.30% 8/15/39	60,000	61,033
4.40% 4/15/46	250,000	252,447
4.40% 8/15/49	45,000	46,321
5.55% 3/15/26	400,000	453,925
6.45% 9/15/36	250,000	306,586
6.95% 7/1/24	100,000	117,778
7.50% 5/1/31	250,000	325,046
7.95% 6/15/39	200,000	276,815
Petroleos Mexicanos
4.50% 1/23/26	250,000	248,950
4.88% 1/18/24	500,000	524,835
5.35% 2/12/28	145,000	144,275
5.63% 1/23/46	500,000	445,950
6.35% 2/12/48	90,000	86,850
6.38% 1/23/45	609,000	585,797
6.50% 3/13/27	700,000	743,204
6.50% 1/23/29	190,000	199,880
6.50% 6/2/41	800,000	794,400
6.63% 6/15/35	250,000	256,125
6.75% 9/21/47	300,000	300,564
6.84% 1/23/30	1,500,000	1,599,510
Phillips 66
3.90% 3/15/28	200,000	217,930
4.65% 11/15/34	350,000	410,571
4.88% 11/15/44	180,000	216,684
5.88% 5/1/42	250,000	336,918
Pioneer Natural Resources
3.45% 1/15/21	100,000	101,253
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Pioneer Natural Resources (continued)
3.95% 7/15/22	100,000	$ 103,893
4.45% 1/15/26	100,000	109,374
Shell International Finance
1.75% 9/12/21	150,000	149,856
1.88% 5/10/21	200,000	200,146
2.38% 8/21/22	250,000	253,259
2.50% 9/12/26	150,000	151,968
2.88% 5/10/26	400,000	414,093
3.25% 5/11/25	350,000	370,101
3.75% 9/12/46	150,000	164,423
4.00% 5/10/46	350,000	398,224
4.13% 5/11/35	156,000	182,163
4.38% 5/11/45	167,000	199,432
4.55% 8/12/43	600,000	730,906
5.50% 3/25/40	100,000	135,491
6.38% 12/15/38	300,000	436,851
Suncor Energy
3.60% 12/1/24	250,000	265,100
4.00% 11/15/47	70,000	76,165
5.95% 5/15/35	200,000	259,246
6.50% 6/15/38	250,000	347,234
6.80% 5/15/38	100,000	142,155
6.85% 6/1/39	100,000	143,964
7.15% 2/1/32	25,000	34,895
9.25% 10/15/21	50,000	56,139
Total Capital
3.88% 10/11/28	200,000	223,706
4.13% 1/28/21	100,000	102,437
Total Capital Canada 2.75% 7/15/23	300,000	307,525
Total Capital International
2.22% 7/12/21	65,000	65,364
2.43% 1/10/25	100,000	101,175
2.70% 1/25/23	200,000	204,253
2.83% 1/10/30	100,000	102,641
2.88% 2/17/22	200,000	204,275
3.46% 2/19/29	200,000	216,547
3.46% 7/12/49	100,000	104,850
3.70% 1/15/24	100,000	106,254
Valero Energy
3.65% 3/15/25	100,000	106,233
4.00% 4/1/29	100,000	107,825
4.35% 6/1/28	175,000	192,667
4.90% 3/15/45	150,000	172,724
6.63% 6/15/37	300,000	396,763
7.50% 4/15/32	100,000	138,860
		43,930,865
Oil & Gas Services–0.10%
Baker Hughes 2.77% 12/15/22	200,000	203,892
Baker Hughes a GE Co.
3.34% 12/15/27	250,000	260,665
4.08% 12/15/47	200,000	204,478

LVIP SSGA Bond Index Fund–45

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Baker Hughes a GE Co. (continued)
5.13% 9/15/40	200,000	$ 235,059
Halliburton
3.25% 11/15/21	200,000	203,996
3.80% 11/15/25	290,000	309,297
4.75% 8/1/43	200,000	221,734
4.85% 11/15/35	100,000	112,910
5.00% 11/15/45	283,000	322,591
7.45% 9/15/39	200,000	288,143
National Oilwell Varco
2.60% 12/1/22	57,000	57,517
3.95% 12/1/42	150,000	139,359
Patterson-UTI Energy 5.15% 11/15/29	100,000	102,319
Schlumberger Investment 3.65% 12/1/23	204,000	215,707
TechnipFMC 3.45% 10/1/22	100,000	102,022
		2,979,689
Packaging & Containers–0.05%
Bemis 4.50% 10/15/21	300,000	309,077
Packaging Corporation of America
3.40% 12/15/27	70,000	73,204
4.50% 11/1/23	150,000	161,062
Packagingof America
3.00% 12/15/29	50,000	50,182
4.05% 12/15/49	25,000	25,906
Sonoco Products 5.75% 11/1/40	100,000	122,007
WestRock MWV 8.20% 1/15/30	150,000	206,672
WestRock RKT 4.90% 3/1/22	200,000	210,631
WRKCo
3.00% 9/15/24	100,000	101,963
3.75% 3/15/25	100,000	105,547
3.90% 6/1/28	50,000	53,031
4.00% 3/15/28	100,000	107,487
4.20% 6/1/32	50,000	54,763
		1,581,532
Pharmaceuticals–1.66%
AbbVie
2.15% 11/19/21	265,000	265,488
2.30% 5/14/21	200,000	200,855
2.30% 11/21/22	195,000	195,925
2.60% 11/21/24	760,000	764,351
2.85% 5/14/23	150,000	152,903
2.95% 11/21/26	250,000	253,739
3.20% 11/6/22	225,000	230,816
3.20% 5/14/26	200,000	206,877
3.20% 11/21/29	525,000	533,754
3.60% 5/14/25	600,000	632,792
4.05% 11/21/39	250,000	264,202
4.25% 11/21/49	1,525,000	1,604,976
4.30% 5/14/36	150,000	165,757
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AbbVie (continued)
4.40% 11/6/42	300,000	$ 323,750
4.45% 5/14/46	200,000	213,587
4.50% 5/14/35	600,000	679,007
4.70% 5/14/45	665,000	744,069
Allergan Finance
3.25% 10/1/22	250,000	255,401
3.45% 3/15/22	500,000	511,280
3.80% 3/15/25	500,000	524,961
4.55% 3/15/35	250,000	272,700
4.63% 10/1/42	125,000	130,507
4.85% 6/15/44	150,000	163,026
AmerisourceBergen
3.40% 5/15/24	250,000	259,900
3.45% 12/15/27	100,000	104,393
4.30% 12/15/47	100,000	103,548
AstraZeneca
2.38% 6/12/22	150,000	151,670
3.13% 6/12/27	150,000	156,284
3.38% 11/16/25	250,000	265,441
3.50% 8/17/23	100,000	104,581
4.00% 1/17/29	105,000	116,501
4.00% 9/18/42	150,000	164,262
4.38% 11/16/45	95,000	110,452
4.38% 8/17/48	125,000	145,544
6.45% 9/15/37	450,000	635,207
Becton Dickinson & Co.
2.89% 6/6/22	135,000	137,186
3.36% 6/6/24	150,000	156,157
3.70% 6/6/27	196,000	208,652
4.67% 6/6/47	125,000	148,569
Bristol-Myers Squibb
2.00% 8/1/22	100,000	100,607
2.55% 5/14/21	100,000	100,967
2.60% 5/16/22	150,000	152,428
2.75% 2/15/23	200,000	203,714
2.88% 2/19/21	45,000	45,510
2.90% 7/26/24	220,000	226,980
3.20% 6/15/26	120,000	125,840
3.25% 8/15/22	250,000	258,201
3.25% 2/20/23	150,000	155,264
3.25% 8/1/42	100,000	99,637
3.40% 7/26/29	265,000	283,191
3.45% 11/15/27	200,000	213,779
3.63% 5/15/24	200,000	211,210
3.88% 8/15/25	200,000	216,203
3.90% 2/20/28	250,000	275,237
4.00% 8/15/23	100,000	106,485
4.25% 10/26/49	210,000	248,495
4.35% 11/15/47	200,000	237,918
4.50% 3/1/44	500,000	600,411
4.55% 2/20/48	250,000	305,378
4.63% 5/15/44	300,000	362,671
5.00% 8/15/45	110,000	140,702

LVIP SSGA Bond Index Fund–46

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb 4.13% 6/15/39	85,000	$ 97,861
Cardinal Health
2.62% 6/15/22	150,000	151,466
3.08% 6/15/24	100,000	102,816
3.20% 3/15/23	100,000	102,625
3.41% 6/15/27	250,000	255,433
3.50% 11/15/24	300,000	313,158
3.75% 9/15/25	100,000	106,175
4.37% 6/15/47	100,000	99,063
4.90% 9/15/45	100,000	104,077
Cigna
3.05% 10/15/27	395,000	400,116
3.30% 2/25/21	40,000	40,501
3.40% 9/17/21	120,000	122,806
3.75% 7/15/23	275,000	288,221
3.88% 10/15/47	400,000	405,376
4.13% 11/15/25	90,000	97,568
4.38% 10/15/28	200,000	221,294
4.80% 8/15/38	145,000	168,732
4.90% 12/15/48	145,000	172,667
6.13% 11/15/41	300,000	382,316
CVS Health
2.13% 6/1/21	550,000	550,834
2.63% 8/15/24	65,000	65,501
2.75% 12/1/22	200,000	203,144
2.88% 6/1/26	250,000	253,673
3.00% 8/15/26	65,000	66,240
3.25% 8/15/29	85,000	86,265
3.35% 3/9/21	364,000	369,968
3.50% 7/20/22	200,000	206,390
3.70% 3/9/23	500,000	520,512
3.88% 7/20/25	400,000	425,636
4.00% 12/5/23	200,000	211,515
4.10% 3/25/25	500,000	536,321
4.30% 3/25/28	1,330,000	1,451,343
4.78% 3/25/38	810,000	918,100
4.88% 7/20/35	225,000	258,171
5.05% 3/25/48	1,085,000	1,281,907
5.13% 7/20/45	215,000	254,340
Eli Lilly & Co.
2.35% 5/15/22	75,000	75,927
3.38% 3/15/29	160,000	172,368
3.95% 3/15/49	250,000	288,613
4.15% 3/15/59	250,000	294,137
Express Scripts Holding 4.80% 7/15/46	485,000	547,524
GlaxoSmithKline Capital
2.85% 5/8/22	250,000	255,393
2.88% 6/1/22	200,000	204,271
3.00% 6/1/24	140,000	145,907
3.13% 5/14/21	495,000	503,450
3.38% 6/1/29	165,000	176,853
3.63% 5/15/25	110,000	117,999
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
GlaxoSmithKline Capital (continued)
5.38% 4/15/34	100,000	$ 128,535
6.38% 5/15/38	450,000	644,703
Johnson & Johnson
1.65% 3/1/21	150,000	149,914
2.05% 3/1/23	150,000	150,826
2.25% 3/3/22	200,000	202,140
2.45% 12/5/21	150,000	151,646
2.45% 3/1/26	150,000	152,336
2.63% 1/15/25	150,000	154,617
2.90% 1/15/28	150,000	156,617
2.95% 3/3/27	200,000	209,761
3.40% 1/15/38	150,000	160,496
3.50% 1/15/48	95,000	103,719
3.55% 5/15/21	100,000	102,308
3.55% 3/1/36	70,000	76,434
3.63% 3/3/37	627,000	690,842
3.70% 3/1/46	80,000	90,140
3.75% 3/3/47	200,000	227,897
4.38% 12/5/33	183,000	216,483
4.85% 5/15/41	100,000	127,762
5.85% 7/15/38	100,000	141,217
McKesson
2.70% 12/15/22	100,000	101,249
3.80% 3/15/24	200,000	210,340
4.75% 5/30/29	200,000	224,603
Mead Johnson Nutrition
4.13% 11/15/25	95,000	103,739
5.90% 11/1/39	50,000	66,570
Merck & Co.
2.40% 9/15/22	150,000	152,356
2.75% 2/10/25	400,000	413,973
2.80% 5/18/23	250,000	257,602
2.90% 3/7/24	90,000	93,617
3.40% 3/7/29	200,000	216,378
3.60% 9/15/42	100,000	107,225
3.90% 3/7/39	200,000	228,196
4.00% 3/7/49	135,000	157,807
4.15% 5/18/43	242,000	287,931
Mylan
3.15% 6/15/21	250,000	253,231
3.75% 12/15/20	10,000	10,198
3.95% 6/15/26	250,000	260,376
4.55% 4/15/28	150,000	161,291
5.20% 4/15/48	150,000	167,461
5.25% 6/15/46	160,000	179,462
5.40% 11/29/43	133,000	147,029
Novartis Capital
2.40% 5/17/22	200,000	202,763
2.40% 9/21/22	250,000	253,897
3.00% 11/20/25	250,000	262,536
3.10% 5/17/27	125,000	132,215
3.40% 5/6/24	250,000	264,540
3.70% 9/21/42	150,000	165,490

LVIP SSGA Bond Index Fund–47

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Novartis Capital (continued)
4.00% 11/20/45	250,000	$ 289,464
4.40% 5/6/44	250,000	303,868
Perrigo Finance Unlimited 4.38% 3/15/26	200,000	206,290
Pfizer
1.95% 6/3/21	150,000	150,663
2.20% 12/15/21	150,000	151,374
2.75% 6/3/26	150,000	155,035
2.80% 3/11/22	65,000	66,343
2.95% 3/15/24	150,000	155,639
3.00% 9/15/21	110,000	112,267
3.00% 6/15/23	200,000	207,763
3.00% 12/15/26	450,000	472,518
3.20% 9/15/23	150,000	156,359
3.40% 5/15/24	400,000	422,870
3.45% 3/15/29	250,000	269,049
3.60% 9/15/28	250,000	273,929
3.90% 3/15/39	50,000	56,324
4.00% 12/15/36	100,000	113,316
4.00% 3/15/49	200,000	229,464
4.10% 9/15/38	150,000	171,300
4.20% 9/15/48	100,000	116,959
7.20% 3/15/39	300,000	470,239
Sanofi
3.38% 6/19/23	150,000	157,129
3.63% 6/19/28	150,000	165,042
4.00% 3/29/21	325,000	333,729
Shire Acquisitions Investments Ireland
2.40% 9/23/21	500,000	502,713
2.88% 9/23/23	300,000	305,491
3.20% 9/23/26	300,000	308,857
Takeda Pharmaceutical 5.00% 11/26/28	200,000	232,721
Wyeth
5.95% 4/1/37	350,000	478,915
6.00% 2/15/36	100,000	135,191
6.50% 2/1/34	100,000	140,683
Zoetis
3.00% 9/12/27	100,000	102,703
3.25% 8/20/21	25,000	25,457
3.25% 2/1/23	163,000	167,715
3.90% 8/20/28	50,000	54,188
3.95% 9/12/47	100,000	108,582
4.45% 8/20/48	50,000	57,991
4.50% 11/13/25	200,000	221,306
4.70% 2/1/43	150,000	178,236
		48,352,621
Pipelines–0.97%
Boardwalk Pipelines
3.38% 2/1/23	100,000	101,975
4.45% 7/15/27	70,000	72,386
4.95% 12/15/24	50,000	54,071
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Boardwalk Pipelines (continued)
5.95% 6/1/26	50,000	$ 56,173
Cheniere Corpus Christi Holdings 3.70% 11/15/29	230,000	234,550
Columbia Pipeline Group
4.50% 6/1/25	250,000	274,057
5.80% 6/1/45	100,000	126,394
Enable Midstream Partners
3.90% 5/15/24	200,000	204,738
4.40% 3/15/27	100,000	99,765
5.00% 5/15/44	70,000	64,098
Enbridge
2.90% 7/15/22	200,000	203,700
3.50% 6/10/24	100,000	104,650
3.70% 7/15/27	200,000	211,608
4.00% 10/1/23	150,000	158,385
4.25% 12/1/26	100,000	110,015
4.50% 6/10/44	100,000	110,292
5.50% 12/1/46	100,000	128,144
Enbridge Energy Partners 7.50% 4/15/38	300,000	429,589
Energy Transfer Operating
3.60% 2/1/23	100,000	102,373
4.05% 3/15/25	100,000	105,039
4.20% 9/15/23	50,000	52,468
4.20% 4/15/27	150,000	156,922
4.75% 1/15/26	400,000	432,743
4.95% 6/15/28	75,000	82,087
5.15% 3/15/45	150,000	157,505
5.20% 2/1/22	250,000	262,075
5.30% 4/15/47	150,000	159,702
5.80% 6/15/38	100,000	113,011
5.95% 10/1/43	125,000	139,294
6.13% 12/15/45	400,000	462,725
6.50% 2/1/42	150,000	178,022
7.50% 7/1/38	200,000	257,113
Energy Transfer Partners 6.00% 6/15/48	100,000	116,365
Enterprise Products Operating
2.85% 4/15/21	355,000	358,828
3.13% 7/31/29	150,000	153,915
3.35% 3/15/23	350,000	361,915
3.50% 2/1/22	75,000	77,321
3.70% 2/15/26	150,000	159,547
3.75% 2/15/25	340,000	362,612
3.90% 2/15/24	200,000	212,236
3.95% 2/15/27	245,000	264,221
4.05% 2/15/22	100,000	104,209
4.15% 10/16/28	100,000	110,365
4.20% 1/31/50	100,000	106,967
4.25% 2/15/48	90,000	96,406
4.45% 2/15/43	125,000	137,193
4.80% 2/1/49	100,000	117,111
4.85% 8/15/42	200,000	231,668

LVIP SSGA Bond Index Fund–48

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating (continued)
4.85% 3/15/44	125,000	$ 144,985
4.90% 5/15/46	100,000	116,983
5.70% 2/15/42	150,000	193,093
5.95% 2/1/41	100,000	128,745
6.13% 10/15/39	50,000	65,264
7.55% 4/15/38	100,000	144,730
EQM Midstream Partners
4.00% 8/1/24	55,000	53,480
4.13% 12/1/26	65,000	61,246
4.75% 7/15/23	100,000	100,254
5.50% 7/15/28	45,000	44,179
6.50% 7/15/48	100,000	93,571
Kinder Morgan
3.15% 1/15/23	250,000	255,889
4.30% 6/1/25	200,000	216,810
4.30% 3/1/28	200,000	217,942
5.20% 3/1/48	150,000	173,678
Kinder Morgan Energy Partners
3.50% 3/1/21	520,000	527,118
3.50% 9/1/23	200,000	207,382
3.95% 9/1/22	100,000	104,180
5.00% 8/15/42	500,000	546,926
5.00% 3/1/43	250,000	274,829
5.80% 3/15/35	150,000	181,303
6.50% 9/1/39	100,000	126,765
6.55% 9/15/40	200,000	254,959
7.75% 3/15/32	200,000	272,199
Magellan Midstream Partners
3.95% 3/1/50	100,000	102,513
4.20% 10/3/47	100,000	106,409
4.25% 2/1/21	150,000	153,619
4.25% 9/15/46	180,000	191,558
5.00% 3/1/26	100,000	112,817
MPLX
3.38% 3/15/23	275,000	282,252
3.50% 12/1/22	40,000	41,159
4.00% 3/15/28	175,000	181,032
4.13% 3/1/27	165,000	173,137
4.25% 12/1/27	50,000	52,584
4.50% 4/15/38	290,000	294,419
4.70% 4/15/48	115,000	116,843
4.88% 12/1/24	500,000	543,124
4.90% 4/15/58	50,000	50,824
5.20% 3/1/47	165,000	177,915
5.20% 12/1/47	90,000	95,583
ONEOK
2.75% 9/1/24	150,000	151,293
3.40% 9/1/29	150,000	152,203
4.00% 7/13/27	85,000	90,423
4.45% 9/1/49	60,000	62,044
4.55% 7/15/28	150,000	164,809
4.95% 7/13/47	100,000	109,953
5.20% 7/15/48	75,000	84,870
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
ONEOK Partners
3.38% 10/1/22	150,000	$ 154,305
4.90% 3/15/25	100,000	110,041
6.13% 2/1/41	100,000	120,137
6.20% 9/15/43	178,000	224,848
6.65% 10/1/36	100,000	127,401
Phillips 66 Partners
2.45% 12/15/24	100,000	99,988
3.15% 12/15/29	100,000	99,499
3.55% 10/1/26	100,000	104,656
3.75% 3/1/28	50,000	52,018
4.68% 2/15/45	40,000	43,303
4.90% 10/1/46	100,000	113,306
Plains All American Pipeline
4.30% 1/31/43	100,000	91,889
4.50% 12/15/26	100,000	106,402
4.65% 10/15/25	200,000	214,086
4.70% 6/15/44	600,000	581,957
5.15% 6/1/42	200,000	201,307
6.65% 1/15/37	125,000	147,387
Sabine Pass Liquefaction
4.20% 3/15/28	70,000	74,116
5.63% 2/1/21	400,000	411,103
5.63% 3/1/25	545,000	613,285
5.75% 5/15/24	545,000	607,588
Southern Natural Gas 4.40% 6/15/21	300,000	308,037
Spectra Energy Partners
3.38% 10/15/26	145,000	149,982
4.50% 3/15/45	50,000	55,012
Sunoco Logistics Partners Operations
3.45% 1/15/23	200,000	203,299
3.90% 7/15/26	100,000	103,776
4.00% 10/1/27	245,000	253,186
4.40% 4/1/21	100,000	102,387
5.30% 4/1/44	200,000	212,329
5.40% 10/1/47	245,000	265,667
5.95% 12/1/25	100,000	113,990
TC PipeLines 4.38% 3/13/25	150,000	159,588
Tennessee Gas Pipeline 7.63% 4/1/37	150,000	203,822
TransCanada PipeLines
2.50% 8/1/22	150,000	151,529
3.75% 10/16/23	150,000	158,231
4.25% 5/15/28	150,000	166,414
4.63% 3/1/34	200,000	228,379
4.75% 5/15/38	150,000	171,061
4.88% 1/15/26	100,000	111,885
4.88% 5/15/48	150,000	176,789
6.10% 6/1/40	100,000	132,065
7.25% 8/15/38	100,000	144,342
7.63% 1/15/39	250,000	374,317
Transcontinental Gas Pipe Line
4.00% 3/15/28	100,000	106,269

LVIP SSGA Bond Index Fund–49

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Transcontinental Gas Pipe Line (continued)
4.45% 8/1/42	100,000	$ 105,084
4.60% 3/15/48	100,000	109,333
Valero Energy Partners
4.38% 12/15/26	85,000	92,523
4.50% 3/15/28	100,000	110,052
Western Gas Partners
3.95% 6/1/25	150,000	151,346
4.50% 3/1/28	40,000	39,443
4.75% 8/15/28	60,000	60,464
5.30% 3/1/48	100,000	87,221
5.45% 4/1/44	100,000	88,400
5.50% 8/15/48	60,000	52,645
Western Midstream Operating 4.00% 7/1/22	150,000	153,693
Williams
3.70% 1/15/23	65,000	67,287
3.75% 6/15/27	250,000	260,472
4.85% 3/1/48	70,000	76,408
Williams Companies
3.90% 1/15/25	725,000	762,792
4.00% 11/15/21	100,000	102,777
4.30% 3/4/24	195,000	207,955
5.75% 6/24/44	95,000	112,301
6.30% 4/15/40	470,000	581,778
Williams Partners 4.55% 6/24/24	245,000	264,305
		28,211,698
Private Equity–0.01%
Brookfield Asset Management 4.00% 1/15/25	150,000	161,210
		161,210
Real Estate–0.01%
CBRE Services 4.88% 3/1/26	300,000	334,143
		334,143
Real Estate Investment Trusts–0.91%
Alexandria Real Estate Equities
2.75% 12/15/29	100,000	98,652
3.38% 8/15/31	60,000	62,530
3.45% 4/30/25	100,000	104,981
3.95% 1/15/27	25,000	26,893
3.95% 1/15/28	100,000	107,321
4.00% 2/1/50	100,000	109,219
4.30% 1/15/26	250,000	274,180
4.50% 7/30/29	110,000	123,875
American Campus Communities Operating Partnership
3.63% 11/15/27	55,000	57,949
4.13% 7/1/24	100,000	106,573
American Tower
2.25% 1/15/22	200,000	200,570
2.95% 1/15/25	100,000	102,166
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
American Tower (continued)
3.00% 6/15/23	100,000	$ 102,349
3.13% 1/15/27	200,000	204,576
3.38% 10/15/26	200,000	207,735
3.45% 9/15/21	250,000	255,682
3.50% 1/31/23	250,000	259,036
3.60% 1/15/28	100,000	104,957
3.80% 8/15/29	65,000	69,396
4.00% 6/1/25	100,000	106,986
4.70% 3/15/22	225,000	237,092
5.00% 2/15/24	100,000	110,070
5.90% 11/1/21	65,000	69,413
AvalonBay Communities
2.90% 10/15/26	50,000	51,366
3.20% 1/15/28	85,000	88,651
3.30% 6/1/29	60,000	63,381
3.45% 6/1/25	100,000	105,602
3.50% 11/15/24	200,000	211,175
3.50% 11/15/25	50,000	53,063
3.90% 10/15/46	50,000	54,706
4.15% 7/1/47	50,000	56,838
Boston Properties
2.75% 10/1/26	300,000	303,976
3.20% 1/15/25	100,000	103,714
3.40% 6/21/29	150,000	156,520
3.65% 2/1/26	100,000	105,866
3.85% 2/1/23	125,000	130,913
4.13% 5/15/21	250,000	255,821
4.50% 12/1/28	70,000	79,277
Brandywine Operating Partnership
3.95% 2/15/23	50,000	51,840
3.95% 11/15/27	50,000	52,216
Brixmor Operating Partnership
3.25% 9/15/23	150,000	154,305
3.85% 2/1/25	70,000	73,459
3.88% 8/15/22	95,000	98,934
3.90% 3/15/27	100,000	104,813
4.13% 6/15/26	50,000	53,221
Camden Property Trust
3.15% 7/1/29	125,000	130,020
3.35% 11/1/49	40,000	39,968
CC Holdings GS V 3.85% 4/15/23	150,000	157,156
Columbia Property Trust Operating Partnership 3.65% 8/15/26	100,000	102,387
Corporate Office Properties 3.70% 6/15/21	150,000	152,451
Crown Castle International
3.15% 7/15/23	110,000	113,447
3.20% 9/1/24	105,000	108,540
3.40% 2/15/21	140,000	141,882
3.65% 9/1/27	140,000	147,989
3.70% 6/15/26	365,000	385,478

LVIP SSGA Bond Index Fund–50

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Crown Castle International (continued)
3.80% 2/15/28	150,000	$ 159,705
4.00% 3/1/27	40,000	43,146
4.45% 2/15/26	365,000	399,517
4.75% 5/15/47	25,000	28,627
5.20% 2/15/49	100,000	121,283
CubeSmart
3.00% 2/15/30	100,000	98,731
3.13% 9/1/26	50,000	50,817
4.38% 12/15/23	65,000	69,166
4.38% 2/15/29	30,000	32,903
CyrusOne
2.90% 11/15/24	75,000	75,288
3.45% 11/15/29	85,000	85,233
Digital Realty Trust
2.75% 2/1/23	50,000	50,498
3.60% 7/1/29	65,000	67,568
3.70% 8/15/27	100,000	105,848
3.95% 7/1/22	150,000	156,122
4.75% 10/1/25	100,000	111,026
Duke Realty
3.75% 12/1/24	250,000	265,528
4.38% 6/15/22	100,000	104,783
EPR Properties
4.50% 6/1/27	100,000	107,281
4.75% 12/15/26	100,000	109,195
4.95% 4/15/28	100,000	109,144
Equinix
2.63% 11/18/24	125,000	125,233
2.90% 11/18/26	90,000	90,158
3.20% 11/18/29	90,000	90,335
5.38% 5/15/27	160,000	173,765
5.88% 1/15/26	205,000	217,558
ERP Operating
2.50% 2/15/30	100,000	99,137
2.85% 11/1/26	140,000	143,538
3.00% 7/1/29	100,000	103,443
3.38% 6/1/25	100,000	105,004
4.15% 12/1/28	100,000	112,168
4.50% 7/1/44	150,000	177,817
4.50% 6/1/45	50,000	59,388
4.63% 12/15/21	90,000	94,008
Essex Portfolio
3.00% 1/15/30	100,000	101,057
3.25% 5/1/23	100,000	102,687
3.38% 4/15/26	50,000	51,931
3.63% 5/1/27	200,000	210,788
4.00% 3/1/29	100,000	108,523
Federal Realty Investment Trust
3.25% 7/15/27	100,000	103,567
4.50% 12/1/44	100,000	115,116
GLP Capital
3.35% 9/1/24	85,000	86,760
4.00% 1/15/30	95,000	96,967
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
GLP Capital (continued)
5.25% 6/1/25	75,000	$ 82,320
5.38% 11/1/23	75,000	81,606
5.38% 4/15/26	145,000	160,283
5.75% 6/1/28	75,000	85,155
Healthcare Trust of America Holding 3.10% 2/15/30	50,000	49,581
Healthcare Trust of America Holdings
3.50% 8/1/26	95,000	99,072
3.75% 7/1/27	50,000	52,750
Healthpeak Properties
3.00% 1/15/30	150,000	150,366
3.88% 8/15/24	200,000	212,605
4.00% 6/1/25	250,000	268,545
4.25% 11/15/23	88,000	93,847
Highwoods Realty
3.20% 6/15/21	200,000	202,526
3.88% 3/1/27	60,000	62,850
4.20% 4/15/29	100,000	107,430
Hospitality Properties Trust
4.25% 2/15/21	50,000	50,712
4.50% 6/15/23	100,000	103,904
4.95% 2/15/27	70,000	72,524
5.00% 8/15/22	300,000	315,477
5.25% 2/15/26	50,000	52,582
Host Hotels & Resorts
3.38% 12/15/29	150,000	151,334
4.75% 3/1/23	150,000	160,038
Hudson Pacific Properties
3.95% 11/1/27	25,000	26,154
4.65% 4/1/29	100,000	109,944
Kilroy Realty
3.05% 2/15/30	100,000	98,478
3.45% 12/15/24	100,000	104,035
4.25% 8/15/29	150,000	163,528
Kimco Realty
2.70% 3/1/24	100,000	101,126
2.80% 10/1/26	100,000	100,413
3.20% 5/1/21	150,000	152,089
3.30% 2/1/25	120,000	124,799
3.40% 11/1/22	50,000	51,638
3.80% 4/1/27	100,000	105,677
4.13% 12/1/46	100,000	105,487
4.45% 9/1/47	100,000	109,377
Kite Realty Group 4.00% 10/1/26	50,000	49,930
Liberty Property
4.13% 6/15/22	50,000	52,304
4.38% 2/1/29	125,000	142,113
4.40% 2/15/24	100,000	108,042
Life Storage 4.00% 6/15/29	100,000	106,949
LifeStorage 3.50% 7/1/26	100,000	102,673
Mid-America Apartments
3.75% 6/15/24	100,000	105,403

LVIP SSGA Bond Index Fund–51

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Mid-America Apartments (continued)
3.95% 3/15/29	100,000	$ 109,091
4.00% 11/15/25	50,000	54,071
4.20% 6/15/28	100,000	110,256
4.30% 10/15/23	50,000	53,474
National Retail Properties
3.30% 4/15/23	100,000	102,885
3.60% 12/15/26	100,000	104,937
4.00% 11/15/25	65,000	69,673
Office Properties Income Trust 4.25% 5/15/24	250,000	259,655
Omega Healthcare Investors
3.63% 10/1/29	100,000	99,976
4.38% 8/1/23	50,000	53,015
4.50% 4/1/27	200,000	215,691
4.95% 4/1/24	57,000	62,341
5.25% 1/15/26	100,000	111,153
Physicians Realty
3.95% 1/15/28	100,000	104,587
4.30% 3/15/27	50,000	53,402
Prologis
3.75% 11/1/25	45,000	48,679
3.88% 9/15/28	65,000	71,627
4.25% 8/15/23	150,000	160,545
4.38% 9/15/48	50,000	60,028
Public Storage
2.37% 9/15/22	50,000	50,532
3.09% 9/15/27	60,000	62,503
3.39% 5/1/29	65,000	68,966
Realty Income
3.25% 10/15/22	100,000	103,223
3.25% 6/15/29	250,000	263,698
3.65% 1/15/28	100,000	107,725
3.88% 7/15/24	65,000	69,299
4.65% 8/1/23	100,000	108,163
4.65% 3/15/47	100,000	120,879
Regency Centers
3.60% 2/1/27	160,000	167,730
4.13% 3/15/28	100,000	108,363
4.40% 2/1/47	165,000	186,325
Sabra Health Care LP
3.90% 10/15/29	100,000	100,570
4.80% 6/1/24	50,000	53,161
Simon Property Group
2.00% 9/13/24	100,000	99,429
2.35% 1/30/22	100,000	100,854
2.45% 9/13/29	150,000	147,439
2.63% 6/15/22	200,000	203,071
3.25% 11/30/26	100,000	105,133
3.25% 9/13/49	100,000	96,961
3.38% 10/1/24	100,000	105,236
3.38% 6/15/27	200,000	211,443
4.25% 11/30/46	100,000	114,068
6.75% 2/1/40	300,000	439,128
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
SITE Centers
4.25% 2/1/26	100,000	$ 105,449
4.70% 6/1/27	100,000	107,995
SL Green Operating Partnership 3.25% 10/15/22	60,000	61,448
SL Green Realty 4.50% 12/1/22	100,000	105,354
Spirit Realty
3.20% 1/15/27	100,000	100,048
3.40% 1/15/30	100,000	100,378
4.00% 7/15/29	45,000	47,328
STORE Capital
4.50% 3/15/28	50,000	54,648
4.63% 3/15/29	100,000	110,861
Tanger Properties
3.13% 9/1/26	50,000	49,516
3.88% 7/15/27	100,000	102,024
UDR
2.95% 9/1/26	50,000	50,857
3.20% 1/15/30	100,000	102,135
3.50% 1/15/28	100,000	104,961
4.00% 10/1/25	50,000	53,949
Ventas Realty
3.00% 1/15/30	100,000	98,995
3.13% 6/15/23	30,000	30,751
3.75% 5/1/24	150,000	157,438
3.85% 4/1/27	100,000	105,500
4.00% 3/1/28	100,000	107,125
4.13% 1/15/26	156,000	166,960
4.40% 1/15/29	150,000	165,181
4.88% 4/15/49	50,000	58,710
VEREIT Operating Partnership
3.95% 8/15/27	80,000	84,032
4.60% 2/6/24	75,000	80,977
4.88% 6/1/26	95,000	105,143
VEREIT Operating Partnership L.P. 3.10% 12/15/29	100,000	98,190
Vornado Realty 3.50% 1/15/25	100,000	103,948
Washington Real Estate Investment Trust 3.95% 10/15/22	100,000	103,500
Weingarten Realty Investors 3.38% 10/15/22	150,000	153,532
Welltower
2.70% 2/15/27	50,000	50,155
3.10% 1/15/30	55,000	55,616
3.63% 3/15/24	80,000	83,991
3.95% 9/1/23	50,000	52,738
4.25% 4/1/26	200,000	217,585
4.25% 4/15/28	50,000	54,779
4.50% 1/15/24	250,000	269,790
4.95% 9/1/48	50,000	59,865
6.50% 3/15/41	250,000	338,002

LVIP SSGA Bond Index Fund–52

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Weyerhaeuser
4.63% 9/15/23	250,000	$ 268,896
4.70% 3/15/21	100,000	102,595
7.38% 3/15/32	250,000	346,190
WP Carey
4.25% 10/1/26	100,000	106,976
4.60% 4/1/24	100,000	107,150
		26,637,445
Retail–0.75%
Advance Auto Parts
4.50% 1/15/22	100,000	103,827
4.50% 12/1/23	100,000	107,114
AutoNation
3.35% 1/15/21	50,000	50,514
3.50% 11/15/24	100,000	103,000
3.80% 11/15/27	100,000	101,521
4.50% 10/1/25	45,000	48,473
AutoZone
2.88% 1/15/23	100,000	101,756
3.13% 4/18/24	100,000	103,973
3.13% 4/21/26	75,000	77,287
3.75% 6/1/27	150,000	159,937
3.75% 4/18/29	100,000	105,796
Costco Wholesale
2.25% 2/15/22	100,000	101,064
2.30% 5/18/22	250,000	253,083
3.00% 5/18/27	250,000	263,437
Darden Restaurants 4.55% 2/15/48	35,000	35,414
Dollar General
3.25% 4/15/23	200,000	206,456
3.88% 4/15/27	100,000	106,964
4.13% 5/1/28	70,000	76,362
4.15% 11/1/25	75,000	81,581
Dollar Tree
3.70% 5/15/23	155,000	161,365
4.00% 5/15/25	150,000	160,326
4.20% 5/15/28	165,000	176,785
Home Depot
2.00% 4/1/21	250,000	250,488
2.13% 9/15/26	155,000	154,751
2.70% 4/1/23	150,000	153,547
2.80% 9/14/27	200,000	207,796
2.95% 6/15/29	90,000	93,511
3.00% 4/1/26	125,000	130,539
3.25% 3/1/22	90,000	92,950
3.35% 9/15/25	265,000	282,886
3.50% 9/15/56	135,000	140,094
3.75% 2/15/24	200,000	213,399
3.90% 12/6/28	60,000	67,298
3.90% 6/15/47	150,000	169,208
4.20% 4/1/43	150,000	173,568
4.25% 4/1/46	100,000	118,133
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Home Depot (continued)
4.40% 4/1/21	100,000	$ 102,672
4.50% 12/6/48	200,000	246,264
4.88% 2/15/44	96,000	121,829
5.40% 9/15/40	100,000	132,345
5.88% 12/16/36	350,000	482,102
5.95% 4/1/41	100,000	140,932
Kohl's
4.25% 7/17/25	50,000	53,097
5.55% 7/17/45	50,000	50,862
Lowe's
3.10% 5/3/27	250,000	258,230
3.12% 4/15/22	100,000	102,400
3.38% 9/15/25	120,000	126,651
3.65% 4/5/29	170,000	181,569
3.70% 4/15/46	200,000	203,386
3.88% 9/15/23	200,000	212,074
4.05% 5/3/47	147,000	158,311
4.25% 9/15/44	250,000	268,869
4.38% 9/15/45	45,000	50,086
4.55% 4/5/49	65,000	76,499
4.65% 4/15/42	100,000	114,372
Macy's Retail Holdings
2.88% 2/15/23	57,000	56,789
3.45% 1/15/21	100,000	100,910
3.63% 6/1/24	150,000	151,424
McDonald's
2.63% 1/15/22	100,000	101,399
3.25% 6/10/24	300,000	315,563
3.35% 4/1/23	155,000	161,348
3.38% 5/26/25	150,000	158,557
3.50% 3/1/27	150,000	160,073
3.63% 5/20/21	100,000	102,500
3.63% 5/1/43	100,000	99,347
3.80% 4/1/28	200,000	218,454
4.45% 3/1/47	225,000	257,864
4.45% 9/1/48	40,000	45,701
4.60% 5/26/45	94,000	108,382
4.70% 12/9/35	270,000	319,547
4.88% 12/9/45	275,000	330,550
6.30% 3/1/38	50,000	67,582
Nordstrom
4.00% 3/15/27	60,000	62,297
4.38% 4/1/30	35,000	35,644
5.00% 1/15/44	281,000	274,745
O'Reilly Automotive
3.55% 3/15/26	150,000	158,571
3.60% 9/1/27	100,000	106,618
3.80% 9/1/22	100,000	103,988
3.90% 6/1/29	100,000	109,133
4.35% 6/1/28	100,000	111,517
4.88% 1/14/21	45,000	46,021
Starbucks
2.10% 2/4/21	60,000	60,140

LVIP SSGA Bond Index Fund–53

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Starbucks (continued)
2.45% 6/15/26	100,000	$ 101,352
2.70% 6/15/22	100,000	101,796
3.10% 3/1/23	150,000	154,801
3.50% 3/1/28	150,000	161,000
3.55% 8/15/29	200,000	216,658
3.75% 12/1/47	70,000	72,529
3.80% 8/15/25	150,000	161,473
3.85% 10/1/23	100,000	106,065
4.00% 11/15/28	150,000	166,227
4.30% 6/15/45	105,000	115,878
4.45% 8/15/49	200,000	231,247
4.50% 11/15/48	80,000	92,913
Target
2.50% 4/15/26	100,000	102,469
2.90% 1/15/22	300,000	306,835
3.38% 4/15/29	200,000	217,127
3.63% 4/15/46	290,000	316,231
3.90% 11/15/47	150,000	171,914
4.00% 7/1/42	150,000	171,095
TJX
2.25% 9/15/26	250,000	250,961
2.50% 5/15/23	100,000	101,861
Walgreen 3.10% 9/15/22	150,000	153,016
Walgreens Boots Alliance
3.45% 6/1/26	45,000	45,740
3.80% 11/18/24	700,000	727,655
4.65% 6/1/46	40,000	40,116
4.80% 11/18/44	500,000	505,385
Walmart
2.35% 12/15/22	150,000	152,540
2.38% 9/24/29	45,000	44,986
2.55% 4/11/23	300,000	306,323
2.65% 12/15/24	1,150,000	1,186,440
2.85% 7/8/24	115,000	119,212
2.95% 9/24/49	100,000	99,235
3.05% 7/8/26	85,000	89,560
3.13% 6/23/21	300,000	306,343
3.25% 7/8/29	80,000	85,743
3.40% 6/26/23	350,000	367,774
3.55% 6/26/25	250,000	268,291
3.63% 12/15/47	70,000	77,661
3.70% 6/26/28	400,000	440,741
3.95% 6/28/38	130,000	150,339
4.05% 6/29/48	200,000	236,282
5.00% 10/25/40	1,000,000	1,297,514
		21,862,745
Savings & Loans–0.01%
People's United Financial 3.65% 12/6/22	150,000	155,726
		155,726
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors–0.45%
Analog Devices
2.50% 12/5/21	60,000	$ 60,426
2.95% 1/12/21	100,000	100,820
3.13% 12/5/23	150,000	154,941
3.50% 12/5/26	150,000	157,219
3.90% 12/15/25	60,000	64,437
5.30% 12/15/45	100,000	122,317
Applied Materials
3.30% 4/1/27	80,000	84,749
3.90% 10/1/25	70,000	76,248
4.35% 4/1/47	70,000	84,329
5.10% 10/1/35	70,000	88,322
5.85% 6/15/41	350,000	474,356
Broadcom
2.20% 1/15/21	200,000	200,120
2.65% 1/15/23	200,000	201,032
3.00% 1/15/22	350,000	355,043
3.13% 4/15/21	100,000	101,193
3.13% 1/15/25	145,000	146,686
3.50% 1/15/28	400,000	402,395
3.63% 1/15/24	350,000	362,477
3.63% 10/15/24	250,000	259,829
3.88% 1/15/27	250,000	259,414
4.25% 4/15/26	250,000	265,621
4.75% 4/15/29	500,000	546,710
Intel
1.70% 5/19/21	100,000	99,913
2.35% 5/11/22	200,000	202,557
2.45% 11/15/29	500,000	497,863
2.60% 5/19/26	150,000	153,637
2.70% 12/15/22	150,000	153,635
2.88% 5/11/24	400,000	415,155
3.25% 11/15/49	500,000	502,273
3.30% 10/1/21	254,000	260,961
3.70% 7/29/25	365,000	394,429
3.73% 12/8/47	200,000	220,432
4.00% 12/15/32	250,000	291,063
4.10% 5/19/46	150,000	172,636
KLA 4.65% 11/1/24	300,000	329,012
Lam Research
2.80% 6/15/21	150,000	151,584
3.75% 3/15/26	100,000	107,107
4.00% 3/15/29	85,000	93,595
4.88% 3/15/49	50,000	62,590
Marvell Technology Group
4.20% 6/22/23	100,000	105,537
4.88% 6/22/28	100,000	110,368
Maxim Integrated Products 3.38% 3/15/23	100,000	102,234
Micron Technology
4.19% 2/15/27	75,000	80,219
4.64% 2/6/24	30,000	32,534
4.66% 2/15/30	150,000	165,034
4.98% 2/6/26	100,000	110,925

LVIP SSGA Bond Index Fund–54

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Micron Technology (continued)
5.33% 2/6/29	100,000	$ 114,611
NVIDIA
2.20% 9/16/21	120,000	120,574
3.20% 9/16/26	200,000	209,813
NXP
4.88% 3/1/24	100,000	108,983
5.35% 3/1/26	100,000	112,618
5.55% 12/1/28	65,000	75,879
QUALCOMM
2.60% 1/30/23	300,000	305,203
2.90% 5/20/24	200,000	206,658
3.00% 5/20/22	300,000	307,439
3.25% 5/20/27	200,000	210,271
3.45% 5/20/25	300,000	316,996
4.65% 5/20/35	200,000	237,278
4.80% 5/20/45	200,000	244,342
Texas Instruments
2.25% 5/1/23	250,000	253,003
2.25% 9/4/29	65,000	64,083
2.63% 5/15/24	48,000	49,241
2.75% 3/12/21	75,000	75,768
3.88% 3/15/39	55,000	62,021
4.15% 5/15/48	300,000	355,619
Xilinx
2.95% 6/1/24	100,000	102,814
3.00% 3/15/21	200,000	202,501
		13,119,692
Software–0.64%
Activision Blizzard
2.30% 9/15/21	95,000	95,467
2.60% 6/15/22	50,000	50,581
3.40% 9/15/26	100,000	104,912
3.40% 6/15/27	45,000	46,918
4.50% 6/15/47	60,000	68,416
Adobe 3.25% 2/1/25	95,000	100,270
Autodesk
3.50% 6/15/27	100,000	104,728
4.38% 6/15/25	100,000	109,115
Broadridge Financial Solutions, Inc. 2.90% 12/1/29	150,000	149,817
CA 4.70% 3/15/27	100,000	108,950
Cadence Design Systems 4.38% 10/15/24	75,000	80,022
Citrix Systems 4.50% 12/1/27	100,000	108,248
Electronic Arts
3.70% 3/1/21	100,000	101,853
4.80% 3/1/26	100,000	112,289
Fidelity National Information Services
3.00% 8/15/26	400,000	413,494
3.50% 4/15/23	164,000	170,643
3.88% 6/5/24	28,000	29,777
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Fidelity National Information Services (continued)
4.25% 5/15/28	80,000	$ 89,490
Fiserv
2.75% 7/1/24	300,000	305,067
3.20% 7/1/26	65,000	67,234
3.50% 10/1/22	150,000	155,410
3.50% 7/1/29	180,000	188,928
3.85% 6/1/25	150,000	159,899
4.40% 7/1/49	140,000	158,429
Microsoft
1.55% 8/8/21	500,000	499,210
2.00% 8/8/23	250,000	251,613
2.38% 5/1/23	150,000	152,536
2.40% 2/6/22	200,000	202,747
2.40% 8/8/26	850,000	860,319
2.65% 11/3/22	200,000	204,788
2.88% 2/6/24	815,000	845,041
3.13% 11/3/25	200,000	211,528
3.30% 2/6/27	500,000	534,015
3.45% 8/8/36	250,000	273,312
3.50% 11/15/42	150,000	162,299
3.63% 12/15/23	300,000	319,269
3.70% 8/8/46	850,000	958,392
3.75% 2/12/45	500,000	566,883
3.95% 8/8/56	200,000	236,117
4.10% 2/6/37	200,000	235,935
4.20% 11/3/35	200,000	237,396
4.25% 2/6/47	200,000	244,628
4.45% 11/3/45	200,000	249,672
4.50% 10/1/40	100,000	123,671
4.50% 2/6/57	200,000	258,441
4.75% 11/3/55	200,000	267,472
5.20% 6/1/39	200,000	267,399
Oracle
1.90% 9/15/21	455,000	455,835
2.40% 9/15/23	150,000	152,408
2.50% 5/15/22	1,000,000	1,012,694
2.63% 2/15/23	70,000	71,444
2.95% 11/15/24	150,000	155,784
2.95% 5/15/25	500,000	520,055
3.25% 11/15/27	200,000	211,798
3.80% 11/15/37	90,000	98,128
3.85% 7/15/36	150,000	164,095
3.90% 5/15/35	355,000	395,133
4.00% 7/15/46	150,000	166,452
4.00% 11/15/47	140,000	156,237
4.30% 7/8/34	700,000	817,406
4.38% 5/15/55	800,000	946,512
4.50% 7/8/44	500,000	592,819
5.38% 7/15/40	400,000	518,620
6.13% 7/8/39	150,000	211,135
6.50% 4/15/38	200,000	288,149
salesforce.com
3.25% 4/11/23	100,000	103,957

LVIP SSGA Bond Index Fund–55

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
salesforce.com (continued)
3.70% 4/11/28	100,000	$ 109,572
VMware
2.95% 8/21/22	105,000	106,998
3.90% 8/21/27	85,000	88,878
		18,586,749
Telecommunications–1.18%
America Movil
3.13% 7/16/22	200,000	204,497
4.38% 7/16/42	200,000	224,650
6.13% 11/15/37	150,000	195,937
6.13% 3/30/40	250,000	334,970
6.38% 3/1/35	25,000	33,426
AT&T
2.95% 7/15/26	125,000	127,299
3.00% 2/15/22	400,000	407,851
3.20% 3/1/22	100,000	102,391
3.40% 5/15/25	1,300,000	1,361,656
3.55% 6/1/24	200,000	210,160
3.80% 3/1/24	150,000	159,140
3.80% 2/15/27	105,000	111,813
3.88% 1/15/26	150,000	160,523
3.95% 1/15/25	225,000	241,155
4.10% 2/15/28	1,494,000	1,623,737
4.13% 2/17/26	550,000	595,609
4.25% 3/1/27	500,000	548,601
4.30% 2/15/30	286,000	317,737
4.35% 3/1/29	370,000	411,083
4.35% 6/15/45	532,000	572,677
4.45% 4/1/24	300,000	324,969
4.50% 5/15/35	220,000	244,644
4.50% 3/9/48	693,000	764,577
4.75% 5/15/46	665,000	750,415
4.85% 3/1/39	120,000	138,080
4.90% 6/15/42	200,000	227,754
5.15% 3/15/42	150,000	174,816
5.15% 11/15/46	516,000	616,137
5.25% 3/1/37	150,000	178,827
5.35% 9/1/40	338,000	406,940
5.45% 3/1/47	300,000	371,609
5.55% 8/15/41	40,000	48,825
5.70% 3/1/57	150,000	193,049
6.00% 8/15/40	200,000	255,553
6.10% 7/15/40	100,000	127,190
6.25% 3/29/41	400,000	519,677
6.35% 3/15/40	50,000	64,798
Bell Canada
4.30% 7/29/49	55,000	62,120
4.46% 4/1/48	100,000	115,621
British Telecommunications
4.50% 12/4/23	200,000	215,157
9.63% 12/15/30	350,000	537,544
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Cisco Systems
1.85% 9/20/21	300,000	$ 300,127
2.20% 2/28/21	150,000	150,861
2.50% 9/20/26	300,000	305,548
2.60% 2/28/23	150,000	153,276
2.90% 3/4/21	115,000	116,520
2.95% 2/28/26	150,000	156,303
3.00% 6/15/22	60,000	61,786
3.50% 6/15/25	45,000	48,425
3.63% 3/4/24	100,000	106,832
5.50% 1/15/40	200,000	272,569
5.90% 2/15/39	300,000	419,527
Corning
2.90% 5/15/22	150,000	153,034
3.90% 11/15/49	100,000	101,259
4.75% 3/15/42	250,000	283,283
5.45% 11/15/79	40,000	43,670
5.75% 8/15/40	25,000	31,061
Deutsche Telekom International Finance 8.75% 6/15/30	460,000	675,134
Juniper Networks 5.95% 3/15/41	100,000	116,119
Motorola Solutions
3.50% 3/1/23	100,000	103,226
4.00% 9/1/24	250,000	265,065
4.60% 2/23/28	100,000	108,363
4.60% 5/23/29	100,000	109,018
Orange
4.13% 9/14/21	100,000	103,609
5.38% 1/13/42	100,000	128,475
9.00% 3/1/31	400,000	618,734
Rogers Communications
2.90% 11/15/26	200,000	203,556
3.00% 3/15/23	125,000	128,037
3.63% 12/15/25	65,000	69,258
3.70% 11/15/49	100,000	100,611
4.10% 10/1/23	300,000	320,818
4.30% 2/15/48	40,000	44,427
4.35% 5/1/49	155,000	172,980
4.50% 3/15/43	100,000	111,389
5.00% 3/15/44	100,000	120,858
7.50% 8/15/38	25,000	36,437
Telefonica Emisiones
4.67% 3/6/38	150,000	166,311
4.90% 3/6/48	200,000	228,316
5.21% 3/8/47	300,000	355,059
5.46% 2/16/21	140,000	145,280
5.52% 3/1/49	200,000	250,167
7.05% 6/20/36	175,000	244,466
Telefonica Europe 8.25% 9/15/30	200,000	286,944
TELUS
2.80% 2/16/27	100,000	100,197

LVIP SSGA Bond Index Fund–56

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
TELUS (continued)
3.70% 9/15/27	100,000	$ 105,342
4.30% 6/15/49	200,000	219,806
4.60% 11/16/48	100,000	117,822
Verizon Communications
2.63% 8/15/26	230,000	233,335
3.50% 11/1/24	900,000	953,585
3.85% 11/1/42	650,000	700,030
3.88% 2/8/29	250,000	275,686
4.13% 3/16/27	200,000	221,799
4.13% 8/15/46	35,000	39,436
4.27% 1/15/36	904,000	1,020,717
4.33% 9/21/28	2,387,000	2,705,496
4.40% 11/1/34	600,000	694,203
4.50% 8/10/33	170,000	198,364
4.52% 9/15/48	574,000	686,548
4.81% 3/15/39	300,000	361,254
5.25% 3/16/37	600,000	751,857
5.50% 3/16/47	150,000	203,071
Vodafone Group
3.75% 1/16/24	340,000	359,374
4.13% 5/30/25	75,000	81,388
4.25% 9/17/50	85,000	88,434
4.38% 5/30/28	175,000	193,787
4.38% 2/19/43	150,000	161,233
4.88% 6/19/49	200,000	231,218
5.00% 5/30/38	95,000	109,758
5.13% 6/19/59	200,000	234,522
5.25% 5/30/48	200,000	240,389
6.15% 2/27/37	700,000	902,081
7.88% 2/15/30	100,000	139,310
		34,529,994
Toys Games Hobbies–0.01%
Hasbro
3.15% 5/15/21	75,000	75,926
3.50% 9/15/27	60,000	59,488
5.10% 5/15/44	65,000	64,476
6.35% 3/15/40	65,000	75,315
		275,205
Transportation–0.59%
Burlington Northern Santa Fe
3.00% 4/1/25	250,000	260,298
3.05% 3/15/22	150,000	153,363
3.25% 6/15/27	100,000	106,904
3.45% 9/15/21	200,000	204,597
3.55% 2/15/50	150,000	157,514
3.65% 9/1/25	100,000	107,798
3.85% 9/1/23	100,000	106,196
3.90% 8/1/46	105,000	114,952
4.05% 6/15/48	190,000	214,765
4.13% 6/15/47	100,000	113,263
4.15% 4/1/45	114,000	129,020
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Burlington Northern Santa Fe (continued)
4.15% 12/15/48	40,000	$ 45,942
4.40% 3/15/42	100,000	115,540
4.45% 3/15/43	100,000	116,851
4.70% 9/1/45	100,000	121,635
4.95% 9/15/41	100,000	122,160
5.05% 3/1/41	100,000	123,629
5.15% 9/1/43	150,000	190,928
5.75% 5/1/40	200,000	269,375
6.15% 5/1/37	100,000	139,867
Canadian National Railway
2.75% 3/1/26	50,000	51,176
2.95% 11/21/24	100,000	103,189
3.20% 8/2/46	100,000	101,768
3.65% 2/3/48	100,000	109,781
6.20% 6/1/36	100,000	140,183
6.25% 8/1/34	100,000	139,403
Canadian Pacific Railway
2.90% 2/1/25	150,000	153,926
4.45% 3/15/23	100,000	106,346
4.80% 9/15/35	65,000	77,275
4.80% 8/1/45	100,000	123,740
6.13% 9/15/15	65,000	95,058
7.13% 10/15/31	150,000	207,760
CH Robinson Worldwide 4.20% 4/15/28	100,000	109,067
CSX
2.40% 2/15/30	50,000	48,857
3.25% 6/1/27	100,000	105,009
3.35% 11/1/25	250,000	264,630
3.35% 9/15/49	65,000	63,888
3.70% 11/1/23	94,000	99,757
3.80% 3/1/28	100,000	109,002
3.80% 11/1/46	150,000	156,800
3.95% 5/1/50	90,000	96,967
4.10% 3/15/44	100,000	108,990
4.25% 3/15/29	150,000	168,749
4.25% 11/1/66	100,000	106,542
4.30% 3/1/48	100,000	113,318
4.40% 3/1/43	200,000	224,293
4.65% 3/1/68	100,000	114,421
5.50% 4/15/41	200,000	253,001
6.15% 5/1/37	120,000	159,358
6.22% 4/30/40	100,000	135,566
FedEx
2.63% 8/1/22	55,000	55,767
3.20% 2/1/25	200,000	207,288
3.25% 4/1/26	150,000	155,949
3.30% 3/15/27	100,000	103,283
3.40% 2/15/28	100,000	102,780
3.88% 8/1/42	100,000	96,212
4.00% 1/15/24	120,000	128,319
4.05% 2/15/48	100,000	96,324
4.10% 4/15/43	100,000	97,764

LVIP SSGA Bond Index Fund–57

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
FedEx (continued)
4.10% 2/1/45	200,000	$ 193,574
4.40% 1/15/47	100,000	100,172
4.55% 4/1/46	150,000	153,851
4.75% 11/15/45	350,000	367,563
4.90% 1/15/34	60,000	68,392
JB Hunt Transport Services 3.88% 3/1/26	100,000	107,356
Kansas City Southern
2.88% 11/15/29	65,000	64,749
4.20% 11/15/69	70,000	71,289
4.30% 5/15/43	100,000	108,808
4.70% 5/1/48	100,000	116,948
4.95% 8/15/45	100,000	118,441
Kirby 4.20% 3/1/28	100,000	105,637
Norfolk Southern
2.90% 2/15/23	121,000	123,958
2.90% 6/15/26	165,000	169,975
3.00% 4/1/22	118,000	120,410
3.15% 6/1/27	50,000	52,209
3.25% 12/1/21	100,000	102,126
3.65% 8/1/25	50,000	53,460
3.80% 8/1/28	60,000	65,862
3.85% 1/15/24	150,000	159,083
3.94% 11/1/47	80,000	85,650
4.05% 8/15/52	132,000	144,824
4.15% 2/28/48	125,000	140,869
4.45% 6/15/45	100,000	115,095
4.65% 1/15/46	100,000	118,300
4.84% 10/1/41	111,000	131,214
5.10% 8/1/18	30,000	35,331
Ryder System
2.25% 9/1/21	120,000	120,260
2.80% 3/1/22	60,000	60,728
2.88% 6/1/22	40,000	40,597
2.90% 12/1/26	90,000	90,514
3.40% 3/1/23	100,000	103,073
3.45% 11/15/21	25,000	25,554
3.50% 6/1/21	50,000	51,015
3.65% 3/18/24	100,000	105,147
3.88% 12/1/23	100,000	105,481
Union Pacific
2.75% 3/1/26	250,000	255,375
3.20% 6/8/21	100,000	101,894
3.25% 1/15/25	495,000	518,264
3.25% 8/15/25	50,000	52,662
3.35% 8/15/46	150,000	145,366
3.38% 2/1/35	200,000	206,840
3.50% 6/8/23	150,000	157,146
3.55% 8/15/39	70,000	72,553
3.60% 9/15/37	40,000	41,634
3.65% 2/15/24	185,000	195,495
3.75% 7/15/25	100,000	107,123
3.80% 10/1/51	332,000	352,772
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Union Pacific (continued)
3.84% 3/20/60	240,000	$ 242,571
3.88% 2/1/55	94,000	98,218
3.95% 9/10/28	115,000	126,902
3.95% 8/15/59	70,000	73,142
4.00% 2/1/21	65,000	66,146
4.00% 4/15/47	100,000	109,632
4.05% 11/15/45	50,000	54,268
4.10% 9/15/67	65,000	65,717
4.16% 7/15/22	190,000	199,606
4.38% 9/10/38	75,000	85,788
4.38% 11/15/65	30,000	32,901
United Parcel Service
2.20% 9/1/24	45,000	45,216
2.35% 5/16/22	250,000	252,687
2.40% 11/15/26	150,000	151,172
2.45% 10/1/22	125,000	126,936
2.50% 9/1/29	45,000	44,831
3.13% 1/15/21	350,000	354,124
3.40% 3/15/29	65,000	69,732
3.40% 11/15/46	150,000	149,221
3.40% 9/1/49	65,000	65,634
3.63% 10/1/42	75,000	76,497
3.75% 11/15/47	150,000	161,177
4.25% 3/15/49	100,000	116,765
4.88% 11/15/40	55,000	65,513
6.20% 1/15/38	255,000	354,668
		17,099,806
Trucking & Leasing–0.01%
GATX
3.25% 9/15/26	50,000	50,848
3.85% 3/30/27	50,000	52,265
4.55% 11/7/28	100,000	109,268
4.70% 4/1/29	50,000	55,673
5.20% 3/15/44	50,000	57,480
		325,534
Water–0.03%
American Water Capital
2.95% 9/1/27	180,000	183,783
3.75% 9/1/28	150,000	161,920
3.75% 9/1/47	250,000	263,896
4.00% 12/1/46	50,000	54,225
4.20% 9/1/48	100,000	112,908
4.30% 12/1/42	100,000	111,403
		888,135
Total Corporate Bonds (Cost $689,424,325)		743,619,775
MUNICIPAL BONDS–0.66%
American Municipal Power, Ohio Taxable Build America Bonds
Series B 6.45% 2/15/44	50,000	69,625

LVIP SSGA Bond Index Fund–58

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
American Municipal Power, Ohio Taxable Build America Bonds (continued)
Series B 7.83% 2/15/41	55,000	$ 86,074
Series B 8.08% 2/15/50	800,000	1,369,656
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series F-2 6.26% 4/1/49	200,000	305,492
Series S1 6.92% 4/1/40	100,000	146,419
Series S1 7.04% 4/1/50	100,000	162,336
California State University Systemwide-Taxable Series B 3.90% 11/1/47	50,000	54,707
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	600,000	962,412
Central Puget Sound Regional Transit Authority, Washington Sales & Use Tax Revenue Taxable Build America Bonds 5.49% 11/1/39	50,000	65,767
Chicago O'Hare International Airport
Series C 4.47% 1/1/49	100,000	120,655
Series C 4.57% 1/1/54	100,000	121,228
Chicago Transit Authority, Taxable Pension Funding
Series A 6.90% 12/1/40	100,000	135,092
Series B 6.90% 12/1/40	40,000	54,037
Chicago, Illinios Taxable Build America Bonds Series B 7.38% 1/1/33	100,000	119,788
City of Chicago Series B 7.75% 1/1/42	83,000	104,118
City of Houston 3.96% 3/1/47	100,000	110,564
Clark County, Department of Aviation, Taxable Build America Bonds Series C 6.82% 7/1/45	75,000	118,174
Commonwealth of Massachusetts Consolidated Loan Taxable Build America Bonds
4.91% 5/1/29	100,000	118,704
Series E 5.46% 12/1/39	100,000	129,791
Dallas Area, Texas Rapid Transit Sales Tax Revenue Taxable Build America Bonds Series B 6.00% 12/1/44	200,000	284,984
Dallas, Texas Independent School District Taxable Build America Bonds Series C 6.45% 2/15/35	100,000	104,986
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
East Bay, California Municipal Utility District Water System Revenue Taxable Build America Bonds Surbordinate Series 5.87% 6/1/40	100,000	$ 137,245
Health & Educational Facilities Authority of the State of Missouri (Washington University) 3.65% 8/15/57	150,000	157,629
Kansas Development Finance Authority Series H 4.93% 4/15/45	100,000	125,096
Los Angeles County Public Works Financing Authority 7.62% 8/1/40	100,000	154,964
Los Angeles, California Community College District Taxable Build America Bonds 6.75% 8/1/49	100,000	164,175
Los Angeles, California Unified School District Taxable Build America Bonds Series RY 6.76% 7/1/34	315,000	434,265
Massachusetts School Building Authority (TXBL-REF-SUB-SER B) Series B 3.40% 10/15/40	45,000	44,987
Metropolitan Government Nashville & Davidson County,Tennessee Convention Center Authority Taxable
Series B 4.05% 7/1/26	10,000	10,856
Series B 6.73% 7/1/43	50,000	71,434
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds
5.51% 8/1/37	200,000	253,726
5.57% 11/1/38	65,000	82,076
5.87% 11/15/39	100,000	128,721
6.67% 11/15/39	130,000	184,510
6.81% 11/15/40	500,000	710,045
Metropolitan Water Reclamation District of Greater Chicago, Taxable Build America Bonds 5.72% 12/1/38	150,000	196,248
Municipal Electric Authority, Georgia Taxable Build America Bonds
6.64% 4/1/57	149,000	200,626
6.66% 4/1/57	124,000	170,799
7.06% 4/1/57	99,000	133,828

LVIP SSGA Bond Index Fund–59

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
New Jersey Economic Development Authority
Series A (NATL) 7.43% 2/15/29	225,000	$ 282,089
^Series B (AGM) 0.00% 2/15/22	200,000	190,812
New Jersey State Transportation Trust Fund Authority Taxable Build America Bonds
Series B 6.56% 12/15/40	100,000	131,993
Series C 5.75% 12/15/28	100,000	114,961
Series C 6.10% 12/15/28	200,000	207,788
New Jersey State Turnpike Authority Revenue (Build America Bonds)
Series A 7.10% 1/1/41	350,000	533,764
Series F 7.41% 1/1/40	90,000	141,179
New Jersey Transportation Trust Fund Authority (TXBL-REF-TRANSPORTATION SYSTEM) 4.13% 6/15/42	80,000	79,354
New York City Water & Sewer System, Taxable Build America Bonds
5.72% 6/15/42	65,000	91,662
5.75% 6/15/41	100,000	140,056
5.95% 6/15/42	100,000	144,204
6.01% 6/15/42	35,000	50,716
New York State Dormitory Authority (TXBL-REF-SER B) Series B 3.14% 7/1/43	100,000	99,144
New York State Dormitory Authority, Taxable Build America Bonds 5.60% 3/15/40	100,000	126,571
New York State Urban Development, Revenue Taxable St Personal Income Tax General
3.90% 3/15/33	100,000	107,457
5.77% 3/15/39	50,000	60,638
New York, Taxable Build America Bonds
5.52% 10/1/37	85,000	109,197
Series A2 5.21% 10/1/31	100,000	118,461
Series F1 6.27% 12/1/37	100,000	138,742
Ohio State University, Taxable Build America Bonds
4.91% 6/1/40	100,000	127,443
Series A 3.80% 12/1/46	100,000	110,992
Oregon School Boards Association, Taxable Pension Series B 5.55% 6/30/28	250,000	295,827
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Pennsylvania Turnpike Commission, Taxable Build America Bonds Series B 5.51% 12/1/45	150,000	$ 198,078
Permanent University Fund - University of Texas System, Taxable Build America Bonds 3.38% 7/1/47	40,000	42,144
Port Authority of New York & New Jersey
Series 165th 5.65% 11/1/40	250,000	333,712
Series 168th 4.93% 10/1/51	350,000	453,407
Series 174th 4.46% 10/1/62	250,000	306,400
Series 181th 4.96% 8/1/46	155,000	200,207
Series 192th 4.81% 10/15/65	250,000	314,920
Regents of the University of California Medical Center Pooled Revenue, Taxable Build America Bonds Series H 6.55% 5/15/48	100,000	144,397
Rutgers The State University of New Jersey, Taxable of America Bonds 5.67% 5/1/40	155,000	202,122
Sales Tax Securitization Series B 3.82% 1/1/48	100,000	100,718
Salt River Project Agricultural Improvement & Power District, Taxable Build America Bonds 4.84% 1/1/41	60,000	74,633
San Antonio Electric & Gas Systems Revenue, Taxable Build America Bonds
4.43% 2/1/42	250,000	289,792
5.99% 2/1/39	50,000	68,818
San Diego County Regional Transportation Commission, Taxable Build America Bonds 5.91% 4/1/48	100,000	144,337
San Diego County Water Authority Financing, Taxable Build America Bonds 6.14% 5/1/49	100,000	141,902
San Francisco Public Utilities Commission Water Revenue (TXBL-REF-GREEN BOND-SER A) Series A 3.30% 11/1/39	25,000	24,934
State of California Department of Water Resources Power Supply Revenue Series P 2.00% 5/1/22	100,000	100,545
State of California, Taxable Build America Bonds
2.80% 4/1/21	65,000	65,842

LVIP SSGA Bond Index Fund–60

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
State of California, Taxable Build America Bonds (continued)
3.38% 4/1/25	75,000	$ 79,644
3.50% 4/1/28	100,000	107,676
4.50% 4/1/33	100,000	112,485
4.60% 4/1/38	60,000	66,480
7.50% 4/1/34	325,000	489,398
7.60% 11/1/40	80,000	132,057
7.63% 3/1/40	85,000	136,105
7.95% 3/1/36	100,000	100,946
State of Connecticut, Taxable Build America Bonds
5.09% 10/1/30	200,000	230,010
Series A 5.85% 3/15/32	100,000	128,775
State of Illinois, Taxable Pension
4.95% 6/1/23	87,273	91,077
5.10% 6/1/33	800,000	862,424
State of Mississippi, Taxable Build America Bonds 5.25% 11/1/34	100,000	124,109
State of Oregon Department of Transportation, Taxable Build America Bonds 5.83% 11/15/34	75,000	99,937
State of Texas, Taxable Build America Bonds 5.52% 4/1/39	100,000	134,993
State of Utah, Taxable Build America Bonds
Series B 3.54% 7/1/25	100,000	105,012
Series D 4.55% 7/1/24	60,000	63,521
State Public School Building Authority 5.00% 9/15/27	100,000	115,415
Texas Transportation Commission State Highway Fund, Taxable Build America Bonds Series B 5.18% 4/1/30	200,000	240,766
University of California, General Taxable
Series AD 4.86% 5/15/12	250,000	308,205
Series AQ 4.77% 5/15/15	250,000	301,985
Series AX 3.06% 7/1/25	100,000	104,715
University of Texas System, Taxable Build America Bonds
Series A 3.35% 8/15/47	100,000	104,156
Series C 4.79% 8/15/46	90,000	111,613
University of Virginia Series C 4.18% 9/1/17	50,000	59,055
Total Municipal Bonds (Cost $15,358,286)		19,126,356
NON-AGENCY ASSET-BACKED SECURITIES–0.43%
Ally Auto Receivables Trust Series 2019-1 A3 2.91% 9/15/23	300,000	303,650
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Ally Master Owner Trust
Series 2018-1 A2 2.70% 1/17/23	150,000	$ 151,056
Series 2018-2 A 3.29% 5/15/23	100,000	101,748
American Express Credit Account Master Trust
Series 2019-1 A 2.87% 10/15/24	750,000	766,027
Series 2019-2 A 2.67% 11/15/24	185,000	188,191
Americredit Automobile Receivables Trust Series 2019-1 A3 2.97% 11/20/23	333,000	336,932
BA Credit Card Trust Series 2018-A2 A2 3.00% 9/15/23	500,000	507,152
CarMax Auto Owner Trust
Series 2017-4 C 2.70% 10/16/23	125,000	126,090
Series 2018-1 A4 2.64% 6/15/23	847,000	856,584
Chase Issuance Trust Series 2014-A2 A2 2.77% 3/15/23	1,100,000	1,112,017
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39	750,000	1,008,330
Series 2014-A5 A5 2.68% 6/7/23	1,000,000	1,011,523
Discover Card Execution Note Trust Series 2017-A2 A2 2.39% 7/15/24	570,000	575,451
Drive Auto Receivables Trust Series 2018-4 D 4.09% 1/15/26	350,000	359,697
Ford Credit Auto Owner Trust Series 2019-A A3 2.78% 9/15/23	450,000	456,010
Ford Credit Floorplan Master Owner Trust A Series 2017-3 A 2.48% 9/15/24	550,000	555,574
GM Financial Automobile Leasing Trust
Series 2019-1 A3 2.98% 12/20/21	250,000	252,194
Series 2019-2 A3 2.65% 2/16/24	400,000	403,267
Honda Auto Receivables 2019-1 Owner Trust Series 2019-1 A3 2.83% 3/20/23	1,000,000	1,015,156
Santander Drive Auto Receivables Trust
Series 2019-1 C 3.42% 4/15/25	222,000	225,564
Series 2019-2 C 2.90% 10/15/24	250,000	252,410
Synchrony Credit Card Master Note Trust Series 2016-2 A 2.21% 5/15/24	600,000	602,366

LVIP SSGA Bond Index Fund–61

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Toyota Auto Receivables Owner Trust Series 2018-D A3 3.18% 3/15/23	979,000	$ 995,714
World Omni Auto Receivables Trust Series 2019-B A3 2.59% 7/15/24	111,000	112,241
World Omni Automobile Lease Securitization Trust Series 2018-B A3 3.19% 12/15/21	200,000	202,351
Total Non-Agency Asset-Backed Securities (Cost $12,295,649)		12,477,295
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.22%
BANK
Series 2017-BNK7 A2 3.06% 9/15/60	500,000	508,521
Series 2017-BNK7 A4 3.18% 9/15/60	500,000	521,114
•Series 2018-BN13 A5 4.22% 8/15/61	145,000	162,089
Series 2019-BN17 A4 3.71% 4/15/52	265,000	287,689
Series 2019-BN24 A3 2.96% 11/15/62	500,000	512,945
Benchmark Mortgage Trust
•Series 2018-B2 A5 3.88% 2/15/51	195,000	212,730
Series 2018-B5 A4 4.21% 7/15/51	200,000	223,543
Series 2019-B10 A4 3.72% 3/15/62	575,000	624,685
BENCHMARK Mortgage Trust Series 2018-B3 A5 4.03% 4/10/51	350,000	385,642
Cantor Commercial Real Estate Series 2019-CF3 A4 3.01% 1/15/53	200,000	204,852
CD Mortgage Trust
Series 2017-CD3 A4 3.63% 2/10/50	400,000	428,273
Series 2017-CD6 A5 3.46% 11/13/50	380,000	403,296
Citigroup Commercial Mortgage Trust
Series 2012-GC8 A4 3.02% 9/10/45	1,195,200	1,217,808
Series 2013-GC11 AS 3.42% 4/10/46	770,000	792,726
Series 2013-GC15 A3 4.10% 9/10/46	731,198	772,957
•Series 2015-GC33 B 4.57% 9/10/58	500,000	540,007
COMM Mortgage Trust
Series 2013-LC6 AM 3.28% 1/10/46	1,000,000	1,022,798
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2014-CR17 A5 3.98% 5/10/47	1,365,000	$ 1,451,848
Series 2014-UBS3 A4 3.82% 6/10/47	1,500,000	1,588,986
Series 2015-CR26 A3 3.36% 10/10/48	1,000,000	1,043,291
♦Commercial Mortgage Pass Through Certificates Series 2014-CR14 A3 3.96% 2/10/47	545,000	560,661
•Csail Commercial Mortgage Trust Series 2017-CX10 A5 3.46% 11/15/50	500,000	525,659
CSAIL Commercial Mortgage Trust Series 2015-C3 A4 3.72% 8/15/48	1,000,000	1,056,659
GS Mortgage Securities Series 2015-GC28 A5 3.40% 2/10/48	1,500,000	1,567,154
GS Mortgage Securities Trust Series 2013-GC12 A3 2.86% 6/10/46	1,500,000	1,522,603
JPM-BB Commercial Mortgage Securities Trust
•Series 2013-C14 AS 4.41% 8/15/46	1,475,000	1,557,738
Series 2016-C1 A5 3.58% 3/15/49	500,000	530,448
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C10 ASB 2.70% 12/15/47	613,413	618,302
Series 2016-JP2 B 3.46% 8/15/49	1,163,000	1,184,689
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9 A4 3.10% 5/15/46	725,000	742,583
Series 2015-C24 A4 3.73% 5/15/48	1,250,000	1,327,717
Series 2015-C25 ASB 3.38% 10/15/48	800,000	824,103
Morgan Stanley Capital I Series 2017-HR2 A4 3.59% 12/15/50	500,000	534,875
Morgan Stanley Capital I Trust Series 2015-MS1 A3 3.51% 5/15/48	500,000	526,097
UBS Commercial Mortgage Trust
Series 2017-C4 A4 3.56% 10/15/50	580,000	618,029
Series 2017-C7 A4 3.68% 12/15/50	350,000	375,878
Series 2018-C14 A3 4.18% 12/15/51	350,000	390,733
Series 2018-C8 A4 3.98% 2/15/51	200,000	219,348

LVIP SSGA Bond Index Fund–62

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 A4 3.53% 5/10/63	1,000,000	$ 1,026,805
Wells Fargo Commercial Mortgage Trust
•Series 2013-LC12 B 4.28% 7/15/46	400,000	413,504
Series 2015-C30 A3 3.41% 9/15/58	498,110	522,263
Series 2015-C30 A4 3.66% 9/15/58	1,000,000	1,064,459
Series 2015-P2 A4 3.81% 12/15/48	665,000	713,320
Series 2016-C34 A2 2.60% 6/15/49	600,000	601,524
Series 2017-C41 A4 3.47% 11/15/50	350,000	371,316
Series 2019-C50 A5 3.73% 5/15/52	310,000	335,954
WFRBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	820,382	832,825
•Series 2013-C15 C 4.49% 8/15/46	1,000,000	1,040,060
Series 2014-C22 A5 3.75% 9/15/57	1,000,000	1,057,283
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $34,994,043)		35,568,389
REGIONAL BONDS–0.28%
Canada—0.27%
Province of Alberta Canada
2.20% 7/26/22	500,000	504,480
3.30% 3/15/28	400,000	432,452
3.35% 11/1/23	200,000	210,936
Province of British Columbia Canada
2.00% 10/23/22	150,000	151,031
6.50% 1/15/26	100,000	123,396
7.25% 9/1/36	100,000	158,746
Province of Manitoba Canada
2.10% 9/6/22	63,000	63,440
2.60% 4/16/24	750,000	770,262
Province of New Brunswick Canada 3.63% 2/24/28	150,000	164,344
Province of Ontario Canada
2.20% 10/3/22	500,000	505,132
2.30% 6/15/26	500,000	506,134
2.40% 2/8/22	750,000	758,851
2.45% 6/29/22	150,000	152,245
2.55% 2/12/21	1,050,000	1,058,532
Province of Quebec Canada
2.50% 4/9/24	100,000	102,363
2.50% 4/20/26	1,000,000	1,025,506
2.63% 2/13/23	350,000	359,019
	Principal Amount°	Value (U.S. $)
REGIONAL BONDS (continued)
Canada (continued)
Province of Quebec Canada (continued)
2.75% 4/12/27	300,000	$ 312,564
7.50% 7/15/23	200,000	237,451
7.50% 9/15/29	175,000	251,955
Province of Saskatchewan Canada 8.50% 7/15/22	100,000	115,736
		7,964,575
Japan—0.01%
Japan Finance Organization for Municipalities 4.00% 1/13/21	100,000	102,095
		102,095
Total Regional Bonds (Cost $7,772,824)		8,066,670
ΔSOVEREIGN BONDS–1.41%
Canada—0.07%
Canada Government International Bond
2.00% 11/15/22	290,000	292,491
2.63% 1/25/22	280,000	285,221
Export Development Canada
1.50% 5/26/21	200,000	199,400
1.75% 7/18/22	150,000	150,251
2.63% 2/21/24	500,000	515,802
Province of Alberta Canada 1.88% 11/13/24	250,000	248,944
Province of Ontario Canada 2.00% 10/2/29	250,000	245,220
		1,937,329
Chile—0.04%
Chile Government International Bond
2.25% 10/30/22	100,000	100,295
3.13% 1/21/26	826,000	861,105
3.24% 2/6/28	350,000	368,200
		1,329,600
Colombia—0.12%
Colombia Government International Bond
2.63% 3/15/23	700,000	700,672
3.88% 4/25/27	350,000	370,125
4.00% 2/26/24	250,000	263,360
5.00% 6/15/45	500,000	580,750
5.20% 5/15/49	200,000	240,700
6.13% 1/18/41	200,000	258,800
7.38% 9/18/37	500,000	710,000
8.13% 5/21/24	250,000	307,502
		3,431,909
Hungary—0.07%
Hungary Government International Bond
5.38% 3/25/24	700,000	788,859

LVIP SSGA Bond Index Fund–63

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Hungary (continued)
Hungary Government International Bond (continued)
7.63% 3/29/41	700,000	$ 1,151,520
		1,940,379
Indonesia—0.03%
Indonesia Government International Bond
4.10% 4/24/28	300,000	325,210
4.75% 2/11/29	200,000	228,989
5.35% 2/11/49	200,000	256,511
		810,710
Iraq—0.02%
Iraq Government AID Bond 2.15% 1/18/22	695,000	701,064
		701,064
Israel—0.04%
Israel Government AID Bond 5.50% 4/26/24	200,000	230,272
Israel Government International Bond
2.88% 3/16/26	200,000	208,844
3.15% 6/30/23	200,000	207,930
3.25% 1/17/28	200,000	214,724
4.00% 6/30/22	150,000	157,201
4.50% 1/30/43	200,000	239,600
		1,258,571
Italy—0.05%
Republic of Italy Government International Bond
5.38% 6/15/33	800,000	930,173
6.88% 9/27/23	350,000	401,252
		1,331,425
Japan—0.18%
Japan Bank for International Cooperation
1.63% 10/17/22	200,000	198,477
1.75% 10/17/24	200,000	197,148
1.88% 4/20/21	300,000	300,046
2.00% 11/4/21	200,000	200,430
2.00% 10/17/29	200,000	194,893
2.25% 11/4/26	200,000	200,377
2.38% 7/21/22	300,000	303,339
2.38% 11/16/22	200,000	202,528
2.38% 4/20/26	300,000	303,389
2.50% 6/1/22	200,000	202,719
2.50% 5/23/24	200,000	203,924
2.50% 5/28/25	700,000	713,985
2.75% 11/16/27	200,000	207,812
2.88% 6/1/27	350,000	365,653
2.88% 7/21/27	200,000	208,785
3.13% 7/20/21	200,000	203,951
3.25% 7/20/23	200,000	208,739
3.25% 7/20/28	300,000	323,737
3.38% 7/31/23	200,000	209,794
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Japan (continued)
Japan International Cooperation Agency
2.13% 10/20/26	200,000	$ 198,235
3.38% 6/12/28	200,000	216,302
		5,364,263
Mexico—0.22%
Mexico Government International Bond
3.63% 3/15/22	868,000	894,040
3.75% 1/11/28	200,000	207,800
4.00% 10/2/23	550,000	578,897
4.13% 1/21/26	285,000	304,380
4.15% 3/28/27	370,000	396,455
4.35% 1/15/47	200,000	211,000
4.50% 1/31/50	200,000	216,200
4.60% 2/10/48	200,000	219,002
4.75% 3/8/44	1,000,000	1,105,000
5.75% 10/12/10	800,000	946,400
6.05% 1/11/40	475,000	617,500
6.75% 9/27/34	500,000	685,000
		6,381,674
Panama—0.08%
Panama Government International Bond
3.16% 1/23/30	445,000	458,350
3.87% 7/23/60	200,000	215,300
3.88% 3/17/28	300,000	327,000
4.30% 4/29/53	300,000	348,750
4.50% 4/16/50	200,000	236,700
6.70% 1/26/36	200,000	280,252
7.13% 1/29/26	100,000	125,000
8.88% 9/30/27	100,000	142,876
9.38% 4/1/29	100,000	152,750
		2,286,978
Peru—0.06%
Peruvian Government International Bond
4.13% 8/25/27	350,000	392,004
5.63% 11/18/50	100,000	146,126
6.55% 3/14/37	500,000	731,250
7.35% 7/21/25	100,000	126,050
8.75% 11/21/33	200,000	329,000
		1,724,430
Philippines—0.14%
Philippine Government International Bond
3.00% 2/1/28	200,000	207,742
3.70% 2/2/42	200,000	226,019
3.75% 1/14/29	400,000	441,171
3.95% 1/20/40	500,000	572,347
5.00% 1/13/37	500,000	637,927
7.75% 1/14/31	1,000,000	1,477,139
9.50% 2/2/30	300,000	478,289
		4,040,634

LVIP SSGA Bond Index Fund–64

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Poland—0.07%
Republic of Poland Government International Bond
3.00% 3/17/23	250,000	$ 257,538
3.25% 4/6/26	400,000	424,000
5.00% 3/23/22	500,000	534,045
5.13% 4/21/21	700,000	729,022
		1,944,605
Republic of Korea—0.12%
Export-Import Bank of Korea
2.75% 1/25/22	200,000	202,790
2.88% 1/21/25	500,000	515,086
3.25% 11/10/25	200,000	210,882
3.50% 11/27/21	200,000	205,680
3.63% 11/27/23	300,000	316,303
4.00% 1/29/21	100,000	102,089
5.00% 4/11/22	250,000	266,257
Korea Development Bank
3.00% 3/19/22	285,000	290,458
3.25% 2/19/24	400,000	415,764
Korea International Bond
2.50% 6/19/29	200,000	201,883
2.75% 1/19/27	500,000	510,358
3.88% 9/11/23	200,000	212,878
		3,450,428
Sweden—0.04%
Svensk Exportkredit AB
1.63% 11/14/22	430,000	428,350
2.88% 3/14/23	500,000	517,287
Swedish Export Credit 3.13% 11/8/21	200,000	204,993
		1,150,630
Uruguay—0.06%
Uruguay Government International Bond
4.38% 10/27/27	300,000	331,650
5.10% 6/18/50	1,000,000	1,199,700
7.63% 3/21/36	250,000	369,377
		1,900,727
Total Sovereign Bonds (Cost $37,921,078)		40,985,356
SUPRANATIONAL BANKS–1.29%
African Development Bank
1.63% 9/16/22	415,000	414,199
2.13% 11/16/22	350,000	354,009
3.00% 12/6/21	440,000	450,713
Andina de Fomento 3.75% 11/23/23	220,000	230,468
Asian Development Bank
1.50% 10/18/24	500,000	493,652
1.63% 3/16/21	400,000	399,595
1.75% 8/14/26	100,000	98,713
1.88% 2/18/22	600,000	602,263
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
Asian Development Bank (continued)
2.00% 4/24/26	600,000	$ 602,210
2.38% 8/10/27	250,000	257,136
2.50% 11/2/27	1,200,000	1,246,936
2.63% 1/30/24	400,000	413,696
2.63% 1/12/27	1,000,000	1,046,152
2.75% 3/17/23	725,000	748,620
Corp. Andina de Fomento 4.38% 6/15/22	250,000	262,220
Council Of Europe Development Bank
2.50% 2/27/24	300,000	307,982
2.63% 2/13/23	90,000	92,355
European Bank for Reconstruction & Development
1.88% 2/23/22	400,000	401,586
2.00% 2/1/21	1,000,000	1,002,554
2.75% 4/26/21	250,000	253,358
European Investment Bank
1.38% 9/6/22	275,000	272,717
1.63% 6/15/21	600,000	599,501
1.63% 10/9/29	550,000	530,123
2.00% 3/15/21	800,000	803,094
2.25% 8/15/22	1,000,000	1,014,179
2.38% 5/13/21	500,000	504,718
2.38% 6/15/22	1,000,000	1,016,962
2.50% 4/15/21	500,000	504,992
2.50% 3/15/23	955,000	978,025
2.63% 5/20/22	500,000	510,931
2.63% 3/15/24	415,000	429,459
2.88% 12/15/21	375,000	383,743
2.88% 8/15/23	500,000	519,744
3.25% 1/29/24	1,400,000	1,482,195
4.00% 2/16/21	400,000	410,071
FMS Wertmanagement
1.38% 6/8/21	500,000	497,492
2.00% 8/1/22	400,000	402,937
2.75% 3/6/23	250,000	257,782
Inter-American Development Bank
1.25% 9/14/21	700,000	694,988
1.88% 3/15/21	500,000	500,941
1.88% 7/23/21	100,000	100,330
2.00% 6/2/26	250,000	251,441
2.00% 7/23/26	100,000	100,751
2.25% 6/18/29	350,000	357,721
2.63% 4/19/21	310,000	313,675
2.63% 1/16/24	1,500,000	1,549,485
3.00% 10/4/23	500,000	522,930
3.00% 2/21/24	400,000	419,548
3.20% 8/7/42	100,000	111,232
3.88% 10/28/41	100,000	122,154
4.38% 1/24/44	56,000	73,663
International Bank for Reconstruction & Development
1.38% 5/24/21	300,000	298,791
1.38% 9/20/21	300,000	298,478
1.63% 3/9/21	1,000,000	999,169
1.63% 2/10/22	600,000	599,456

LVIP SSGA Bond Index Fund–65

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
International Bank for Reconstruction & Development (continued)
1.75% 10/23/29	250,000	$ 244,065
1.88% 6/19/23	1,000,000	1,004,548
2.13% 12/13/21	500,000	504,338
2.13% 7/1/22	1,000,000	1,010,768
2.13% 2/13/23	100,000	101,305
2.50% 3/19/24	750,000	772,678
2.50% 11/25/24	900,000	929,674
2.50% 7/29/25	1,200,000	1,243,355
2.50% 11/22/27	350,000	364,380
2.75% 7/23/21	500,000	508,186
3.13% 11/20/25	450,000	482,400
4.75% 2/15/35	50,000	65,190
7.63% 1/19/23	100,000	117,423
International Finance
1.13% 7/20/21	200,000	198,258
1.38% 10/16/24	675,000	662,290
2.25% 1/25/21	300,000	301,747
2.88% 7/31/23	160,000	166,190
Nordic Investment Bank
2.25% 2/1/21	200,000	200,979
2.25% 9/30/21	200,000	201,513
2.25% 5/21/24	200,000	203,862
2.88% 7/19/23	200,000	207,749
Total Supranational Banks (Cost $36,856,961)		37,602,733
U.S. TREASURY OBLIGATIONS–39.57%
U.S. Treasury Bonds
2.25% 8/15/49	2,000,000	1,937,812
2.38% 11/15/49	9,500,000	9,457,308
2.50% 2/15/45	12,900,000	13,145,730
2.50% 2/15/46	6,350,000	6,475,107
2.50% 5/15/46	7,200,000	7,341,712
2.75% 8/15/42	2,600,000	2,773,319
2.75% 11/15/42	3,500,000	3,730,630
2.75% 8/15/47	4,200,000	4,498,644
2.75% 11/15/47	6,500,000	6,962,075
2.88% 5/15/43	13,500,000	14,689,361
2.88% 8/15/45	1,200,000	1,310,175
2.88% 5/15/49	3,000,000	3,302,957
3.00% 5/15/42	2,850,000	3,166,732
3.00% 11/15/45	8,100,000	9,050,596
3.00% 2/15/47	7,700,000	8,641,205
3.00% 5/15/47	5,700,000	6,396,411
3.00% 2/15/48	5,000,000	5,614,308
3.00% 8/15/48	11,000,000	12,373,772
3.00% 2/15/49	9,500,000	10,704,964
3.13% 11/15/41	4,000,000	4,531,636
3.13% 2/15/42	3,050,000	3,455,516
3.13% 8/15/44	19,500,000	22,154,944
3.13% 5/15/48	4,000,000	4,600,484
3.38% 11/15/48	2,000,000	2,410,523
3.50% 2/15/39	2,650,000	3,172,149
3.63% 8/15/43	5,000,000	6,124,317
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
3.63% 2/15/44	3,000,000	$ 3,682,253
3.75% 8/15/41	3,850,000	4,774,012
3.88% 8/15/40	3,750,000	4,720,858
4.38% 5/15/41	2,750,000	3,702,709
4.50% 8/15/39	3,350,000	4,541,264
4.63% 2/15/40	3,100,000	4,281,037
4.75% 2/15/41	3,750,000	5,283,803
5.00% 5/15/37	1,000,000	1,413,958
5.25% 11/15/28	500,000	636,177
5.38% 2/15/31	500,000	670,521
5.50% 8/15/28	500,000	643,088
6.00% 2/15/26	750,000	932,987
6.13% 11/15/27	800,000	1,050,311
6.13% 8/15/29	300,000	410,969
6.25% 8/15/23	1,600,000	1,857,574
6.63% 2/15/27	750,000	990,052
6.75% 8/15/26	500,000	654,271
6.88% 8/15/25	1,000,000	1,274,595
7.13% 2/15/23	1,000,000	1,167,895
7.25% 8/15/22	500,000	572,057
7.50% 11/15/24	500,000	634,551
7.63% 11/15/22	500,000	584,227
7.63% 2/15/25	500,000	644,096
7.88% 2/15/21	750,000	801,095
8.00% 11/15/21	1,700,000	1,898,192
8.13% 5/15/21	500,000	544,096
8.13% 8/15/21	700,000	772,857
U.S. Treasury Notes
1.13% 6/30/21	7,000,000	6,949,667
1.13% 8/31/21	12,000,000	11,904,790
1.25% 3/31/21	10,000,000	9,952,975
1.38% 1/31/21	14,000,000	13,959,741
1.38% 10/15/22	13,500,000	13,410,522
1.38% 6/30/23	9,400,000	9,311,390
1.50% 9/30/21	7,000,000	6,987,577
1.50% 2/28/23	12,000,000	11,950,673
1.50% 3/31/23	4,500,000	4,480,710
1.50% 9/30/24	5,000,000	4,953,618
1.50% 11/30/24	37,000,000	36,664,527
1.50% 8/15/26	11,000,000	10,774,418
1.63% 8/31/22	9,000,000	9,002,938
1.63% 11/15/22	16,750,000	16,753,137
1.63% 5/31/23	16,000,000	15,989,549
1.63% 10/31/23	18,000,000	17,969,507
1.63% 2/15/26	11,000,000	10,890,994
1.63% 5/15/26	6,500,000	6,426,778
1.63% 11/30/26	6,000,000	5,916,852
1.63% 8/15/29	8,000,000	7,787,369
1.75% 5/15/22	9,000,000	9,029,352
1.75% 6/15/22	30,000,000	30,107,722
1.75% 7/15/22	18,000,000	18,061,399
1.75% 5/15/23	25,000,000	25,079,667
1.75% 11/15/29	10,000,000	9,841,211
1.88% 2/28/22	4,000,000	4,023,114

LVIP SSGA Bond Index Fund–66

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.88% 3/31/22	15,000,000	$ 15,089,875
1.88% 7/31/26	8,000,000	8,025,921
2.00% 8/31/21	5,000,000	5,031,920
2.00% 11/15/21	4,700,000	4,735,799
2.00% 2/15/22	8,000,000	8,065,387
2.00% 2/15/23	14,150,000	14,307,082
2.00% 4/30/24	8,000,000	8,102,565
2.00% 5/31/24	10,000,000	10,129,637
2.00% 2/15/25	11,000,000	11,147,877
2.00% 11/15/26	5,000,000	5,051,983
2.13% 8/15/21	7,500,000	7,561,163
2.13% 12/31/22	3,000,000	3,043,948
2.13% 11/30/23	22,000,000	22,374,000
2.13% 2/29/24	12,000,000	12,212,309
2.13% 9/30/24	7,000,000	7,133,309
2.13% 11/30/24	9,000,000	9,175,038
2.13% 5/31/26	10,000,000	10,190,358
2.25% 2/15/21	15,000,000	15,099,128
2.25% 3/31/21	7,700,000	7,757,751
2.25% 4/30/21	10,000,000	10,083,043
2.25% 4/15/22	23,000,000	23,329,109
2.25% 12/31/24	10,000,000	10,256,470
2.25% 3/31/26	5,000,000	5,132,177
2.25% 2/15/27	16,000,000	16,429,554
2.25% 8/15/27	9,000,000	9,245,290
2.25% 11/15/27	11,500,000	11,811,753
2.38% 3/15/21	20,000,000	20,171,718
2.38% 3/15/22	5,000,000	5,084,755
2.38% 2/29/24	10,000,000	10,276,548
2.38% 8/15/24	35,000,000	36,039,101
2.38% 5/15/27	9,500,000	9,842,301
2.38% 5/15/29	11,000,000	11,424,332
2.50% 2/28/21	38,000,000	38,366,634
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.50% 1/15/22	20,000,000	$ 20,355,506
2.50% 8/15/23	18,250,000	18,783,377
2.50% 1/31/24	10,000,000	10,320,831
2.63% 3/31/25	10,000,000	10,448,703
2.63% 12/31/25	2,000,000	2,095,345
2.63% 2/15/29	9,000,000	9,531,278
2.75% 9/15/21	8,000,000	8,151,753
2.75% 8/31/23	8,000,000	8,307,186
2.75% 11/15/23	5,000,000	5,200,119
2.75% 2/15/24	26,000,000	27,098,080
2.75% 2/28/25	5,000,000	5,253,506
2.75% 6/30/25	5,000,000	5,261,497
2.75% 2/15/28	12,000,000	12,777,063
2.88% 11/30/25	7,000,000	7,429,455
2.88% 5/15/28	10,000,000	10,756,528
2.88% 8/15/28	13,000,000	14,001,796
3.13% 5/15/21	3,500,000	3,570,943
3.13% 11/15/28	7,000,000	7,691,416
3.63% 2/15/21	9,000,000	9,195,872
Total U.S. Treasury Obligations (Cost $1,113,879,065)		1,153,300,178

	Number of Shares
MONEY MARKET FUND–3.42%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	99,752,456	99,752,456
Total Money Market Fund (Cost $99,752,456)		99,752,456

TOTAL INVESTMENTS–102.39% (Cost $2,867,447,590)	2,984,034,838

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.39%)	(69,640,057)
NET ASSETS APPLICABLE TO 254,283,093 SHARES OUTSTANDING–100.00%	$2,914,394,781
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($1,961,969,198 / 171,205,917 Shares)	$11.460
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($952,425,583 / 83,077,176 Shares)	$11.464
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$2,810,468,037
Distributable earnings/(accumulated loss)	103,926,744
TOTAL NET ASSETS	$2,914,394,781

LVIP SSGA Bond Index Fund–67

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
^ Zero coupon security.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2019.
✱ Considered an affiliated investment. See Note 2 in “Notes.”
Δ Securities have been classified by country of origin.
★ Includes $87,547,591 payable for securities purchased, $1,465,971 payable for fund shares redeemed, $348,115 other accrued expenses payable and $954,791 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
AGM–Insured by Assured Guaranty Municipal Corporation
AID–Agency for International Development
BB–Barclays Bank
CA–Credit Agricole
GM–Insured by Assured Guaranty Municipal Corporation
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM-BB–JPMorgan
NATL–Insured by the National Public Finance Guarantee Corporation
S&P–Standard & Poor’s
S.F.–Single Family
TBA–To be announced
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–68

LVIP SSGA Bond Index Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest from unaffiliated investments	$ 80,809,667
Interest from affiliated investments	20,000
Foreign taxes withheld	(163)
80,829,504
EXPENSES:
Management fees	11,368,409
Distribution fees-Service Class	2,362,426
Shareholder servicing fees	824,210
Accounting and administration expenses	503,472
Pricing fees	326,932
Reports and statements to shareholders	183,950
Professional fees	108,632
Custodian fees	84,762
Trustees’ fees and expenses	84,363
Consulting fees	3,531
Index fees	2,312
Other	28,152
15,881,151
Less:
Management fees waived	(3,509,997)
Total operating expenses	12,371,154
NET INVESTMENT INCOME	68,458,350
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	6,675,020
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	21,775
Unaffiliated investments	148,028,830
Net change in unrealized appreciation (depreciation)	148,050,605
NET REALIZED AND UNREALIZED GAIN	154,725,625
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$223,183,975
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 68,458,350	$ 71,390,089
Net realized gain (loss)	6,675,020	(7,867,100)
Net change in unrealized appreciation (depreciation)	148,050,605	(80,413,620)
Net increase (decrease) in net assets resulting from operations	223,183,975	(16,890,631)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(52,102,779)	(51,002,653)
Service Class	(23,212,382)	(24,176,734)
	(75,315,161)	(75,179,387)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	304,837,257	228,044,964
Service Class	99,846,205	90,577,601
Reinvestment of dividends and distributions:
Standard Class	52,102,779	51,002,653
Service Class	23,212,382	24,176,734
	479,998,623	393,801,952
Cost of shares redeemed:
Standard Class	(326,769,231)	(416,637,154)
Service Class	(163,082,296)	(186,869,790)
	(489,851,527)	(603,506,944)
Decrease in net assets derived from capital share transactions	(9,852,904)	(209,704,992)
NET INCREASE (DECREASE) IN NET ASSETS	138,015,910	(301,775,010)
NET ASSETS:
Beginning of year	2,776,378,871	3,078,153,881
End of year	$2,914,394,781	$2,776,378,871
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–69

LVIP SSGA Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.881	$ 11.231	$ 11.156	$ 11.163	$ 11.425
Income (loss) from investment operations:
Net investment income[1]	0.284	0.275	0.258	0.249	0.246
Net realized and unrealized gain (loss)	0.612	(0.315)	0.097	0.005	(0.217)
Total from investment operations	0.896	(0.040)	0.355	0.254	0.029
Less dividends and distributions from:
Net investment income	(0.317)	(0.310)	(0.280)	(0.261)	(0.291)
Total dividends and distributions	(0.317)	(0.310)	(0.280)	(0.261)	(0.291)
Net asset value, end of period	$ 11.460	$ 10.881	$ 11.231	$ 11.156	$ 11.163
Total return[2]	8.24%	(0.32%)	3.18%	2.28%	0.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,961,969	$1,833,230	$2,031,198	$1,923,620	$1,796,385
Ratio of expenses to average net assets	0.35%	0.35%	0.34%	0.32%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.47%	0.48%	0.46%	0.44%	0.45%
Ratio of net investment income to average net assets	2.48%	2.50%	2.27%	2.16%	2.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.36%	2.38%	2.15%	2.04%	2.03%
Portfolio turnover	43%	43%	49%	56%	76%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–70

LVIP SSGA Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.885	$ 11.234	$ 11.160	$ 11.165	$ 11.427
Income (loss) from investment operations:
Net investment income[1]	0.256	0.247	0.229	0.220	0.218
Net realized and unrealized gain (loss)	0.611	(0.315)	0.097	0.007	(0.218)
Total from investment operations	0.867	(0.068)	0.326	0.227	—
Less dividends and distributions from:
Net investment income	(0.288)	(0.281)	(0.252)	(0.232)	(0.262)
Total dividends and distributions	(0.288)	(0.281)	(0.252)	(0.232)	(0.262)
Net asset value, end of period	$ 11.464	$ 10.885	$ 11.234	$ 11.160	$ 11.165
Total return[2]	7.97%	(0.58%)	2.92%	2.04%	0.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$952,426	$943,149	$1,046,956	$1,025,156	$979,419
Ratio of expenses to average net assets	0.60%	0.60%	0.59%	0.57%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.73%	0.71%	0.69%	0.70%
Ratio of net investment income to average net assets	2.23%	2.25%	2.02%	1.91%	1.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	2.13%	1.90%	1.79%	1.78%
Portfolio turnover	43%	43%	49%	56%	76%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–71

LVIP SSGA Bond Index Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund
LVIP SSGA Bond Index Fund–72

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.08% of the first $500 million of the Fund’s average daily net assets; 0.122% of the next $1.5 billion; and 0.152% of the Fund’s average daily net assets in excess of $2 billion.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$162,411
Legal	32,179
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $126,950 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$676,926
Distribution fees payable to LFD	201,365
Printing and mailing fees payable to Lincoln Life	5,388
Shareholder servicing fees payable to Lincoln Life	71,112
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
The Fund has an investment in Lincoln National Corporation, the parent company of LIAC. Investments in companies considered to be affiliates of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
LVIP SSGA Bond Index Fund–73

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Principal Amount 12/31/19	Interest Income
Corporate Bond-0.02%@
Insurance-0.02% @
Lincoln National 4.00% 9/1/23	$510,251	$—	$—	$—	$21,775	$532,026	500,000	$20,000

@	As a percentage of Net Assets as of December 31, 2019.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 141,076,709
Purchases of U.S. government securities	1,083,849,200
Sales other than U.S. government securities	189,188,404
Sales of U.S. government securities	1,060,255,550
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$2,868,154,976
Aggregate unrealized appreciation of investments	$ 119,727,977
Aggregate unrealized depreciation of investments	(3,848,115)
Net unrealized appreciation of investments	$ 115,879,862
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Bond Index Fund–74

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Commercial Mortgage-Backed Securities	$ —	$ 23,090,330	$—	$ 23,090,330
Agency Mortgage-Backed Securities	—	783,769,066	—	783,769,066
Agency Obligations	—	26,676,234	—	26,676,234
Corporate Bonds	—	743,619,775	—	743,619,775
Municipal Bonds	—	19,126,356	—	19,126,356
Non-Agency Asset-Backed Securities	—	12,477,295	—	12,477,295
Non-Agency Commercial Mortgage-Backed Securities	—	35,568,389	—	35,568,389
Regional Bonds	—	8,066,670	—	8,066,670
Sovereign Bonds	—	40,985,356	—	40,985,356
Supranational Banks	—	37,602,733	—	37,602,733
U.S. Treasury Obligations	—	1,153,300,178	—	1,153,300,178
Money Market Fund	99,752,456	—	—	99,752,456
Total Investments	$99,752,456	$2,884,282,382	$—	$2,984,034,838
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$75,315,161	$75,179,387
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 934,400
Capital loss carryforward	(12,887,517)
Other temporary differences	(1)
Net unrealized appreciation	115,879,862
Distributable earnings/(accumulated loss)	$103,926,744
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$5,643,807	$7,243,710	$12,887,517
In 2019, the Fund utilized $2,582,638 of capital loss carryforwards.
LVIP SSGA Bond Index Fund–75

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	26,786,777	20,712,191
Service Class	8,747,303	8,231,723
Shares reinvested:
Standard Class	4,550,054	4,731,473
Service Class	2,025,980	2,241,862
	42,110,114	35,917,249
Shares redeemed:
Standard Class	(28,612,263)	(37,816,241)
Service Class	(14,341,008)	(17,024,168)
	(42,953,271)	(54,840,409)
Net decrease	(843,157)	(18,923,160)
7.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and
LVIP SSGA Bond Index Fund–76

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 9. Recent Accounting Pronouncements (continued)
the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Bond Index Fund–77

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA Bond Index Fund–78

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management
LVIP SSGA Bond Index Fund–79

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the LVIP SSGA Bond Index Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Bond Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board noted LIAC’s statement that the Fund’s tracking error was within reasonable range of its benchmark index and that underperformance was primarily attributable to cash and fees. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Bond Index Fund–80

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Bond Index Fund–81

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA Bond Index Fund–82

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Bond Index Fund–83

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Bond Index Fund–84

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Bond Index Fund–85

LVIP SSGA Emerging Markets Equity Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Emerging Markets Equity Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Emerging Markets Equity Index Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc
The Fund returned 17.75% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned 18.42%.
U.S.-China trade agreement, the trajectory of the US dollar and emerging markets’ overall sensitivity to market risk-taking were primary drivers of Fund performance during the period. After generating significant outperformance during a turbulent fourth quarter of 2018, emerging markets (“EM”) stepped in line with their developed market peers entering 2019. Early on in the first quarter, emerging markets continued their string of outperformance, bolstered by an environment where the US dollar generally weakened and central banks reflected a more cautious tone with respect to tightening monetary policy. The renewal of trade talks between the United States and China also provided a boost to sentiment, and emerging markets rebounded firmly. Emerging market equities were relatively flat during the second quarter, with MSCI Emerging Markets Index underperforming its developed market counterpart. However, the country dispersion was significant with roughly half of the index market capitalization registering positive returns and half recording losses. The main driver of the relative EM weakness was derived from poor performance in China, as the Chinese market faced the brunt of trade impediments, including fresh tariffs and new restrictions on Chinese telecom equipment maker Huawei. The third quarter was a tough one for emerging markets, and the MSCI Emerging Markets Index sank 4.3% for the period overall. Markets were negatively impacted by broader macroeconomic and geopolitical events, including the relatively disappointing comments from Fed Chair Powell at the end of July, the new tariffs announced by the United States and China’s devaluation of the yuan. While Turkish equities and the Lira were caught up in the August sell-off, a couple of interest rate cuts, declining inflation and constructive meetings between US and Turkish negotiators Information contributed to the favorable return for the market. For the fourth quarter, Emerging markets turned in a particularly good quarter given their overall sensitivity to market risk-taking, trade issues as well as the trajectory of the US dollar. MSCI China added 14.8% in the fourth quarter reflecting strong gains in December as the agreement on trade with the United States was announced and manufacturing data improved. MSCI India underperformed its EM peers; the Reserve Bank of India (“RBI”) cut policy rates early in October while also ratcheting down its 2019-2020 growth forecast.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted 6.0 bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Alibaba Group Holding Ltd. Sponsored ADR, Taiwan Semiconductor Manufacturing Co., Ltd. and Samsung Electronics Co., Ltd. The top negative contributors to the Fund’s performance during the period were Baidu, Inc. Sponsored ADR Class A, Sasol Limited and SillaJen, Inc.
Portfolio Managers:
SSGA Funds Management, Inc:	Thomas Coleman
Michael Feehily
Michael Finocchi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets Equity Index Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,877 for the Standard Class shares and to $11,842 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did from 11/1/18 through 12/31/19. The same $10,000 investment would have increased to $12,002. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 17.75%
Inception (11/1/18)	+ 15.88%
Service Class Shares
One Year	+ 17.46%
Inception (11/1/18)	+ 15.59%
* Date of commencement of operations.

LVIP SSGA Emerging Markets Equity Index Fund–1

LVIP SSGA Emerging Markets Equity Index Fund
2019 Annual Report Commentary (unaudited) (continued)
1. The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP SSGA Emerging Markets Equity Index Fund–2

LVIP SSGA Emerging Markets Equity Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,067.60	0.50%	$2.61
Service Class Shares	1,000.00	1,066.30	0.75%	3.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.50%	$2.55
Service Class Shares	1,000.00	1,021.40	0.75%	3.82

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Emerging Markets Equity Index Fund–3

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Country	Percentage of Net Assets
Common Stock	91.47%
Argentina	0.16%
Brazil	4.75%
Chile	0.65%
China	27.64%
Colombia	0.23%
Czech Republic	0.13%
Egypt	0.13%
Greece	0.27%
Hong Kong	4.00%
Hungary	0.29%
India	8.28%
Indonesia	1.84%
Luxembourg	0.05%
Malaysia	1.73%
Mexico	2.19%
Peru	0.33%
Philippines	0.93%
Poland	0.84%
Qatar	0.89%
Republic of Korea	10.65%
Romania	0.05%
Russia	3.68%
Saudi Arabia	2.50%
South Africa	4.46%
Spain	0.01%
Taiwan	11.23%
Thailand	2.49%
Turkey	0.49%
United Arab Emirates	0.57%
United States	0.01%
Preferred Stocks	3.28%
Rights	0.00%
Warrants	0.00%
Money Market Fund	4.13%
Total Investments	98.88%
Receivables and Other Assets Net of Liabilities	1.12%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.14%
Air Freight & Logistics	0.19%
Airlines	0.23%
Auto Components	0.46%
Automobiles	1.59%
Banks	15.93%
Beverages	1.28%
Biotechnology	0.36%
Building Products	0.05%
Capital Markets	1.29%
Chemicals	2.30%
Commercial Services & Supplies	0.18%
Communications Equipment	0.15%
Construction & Engineering	0.62%
Construction Materials	1.06%
Consumer Finance	0.30%
Containers & Packaging	0.05%
Diversified Consumer Services	0.64%
Diversified Financial Services	0.78%
Diversified Telecommunication Services	1.37%
Electric Utilities	1.00%
Electrical Equipment	0.27%
Electronic Equipment, Instruments & Components	2.16%
Energy Equipment & Services	0.09%
Entertainment	0.72%
Equity Real Estate Investment Trusts	0.22%
Food & Staples Retailing	1.50%
Food Products	1.76%
Gas Utilities	0.57%
Health Care Equipment & Supplies	0.11%
Health Care Providers & Services	0.56%
Health Care Technology	0.10%
Hotels, Restaurants & Leisure	0.71%
Household Durables	0.36%
Household Products	0.39%
Independent Power and Renewable Electricity Producers	0.63%
Industrial Conglomerates	1.23%
Insurance	3.85%
Interactive Media & Services	5.64%
Internet & Direct Marketing Retail	7.77%
IT Services	1.45%
Leisure Products	0.08%
Life Sciences Tools & Services	0.32%
Machinery	0.66%
Marine	0.09%
Media	0.29%
Metals & Mining	3.32%
Multiline Retail	0.59%

LVIP SSGA Emerging Markets Equity Index Fund–4

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Multi-Utilities	0.04%
Oil, Gas & Consumable Fuels	6.95%
Paper & Forest Products	0.21%
Personal Products	0.60%
Pharmaceuticals	1.13%
Professional Services	0.03%
Real Estate Management & Development	2.62%
Road & Rail	0.33%
Semiconductors & Semiconductor Equipment	6.03%
Software	0.18%
Specialty Retail	0.54%
Technology Hardware, Storage & Peripherals	4.96%
Textiles, Apparel & Luxury Goods	0.77%
Thrifts & Mortgage Finance	0.88%
Tobacco	0.39%
Trading Companies & Distributors	0.04%
Transportation Infrastructure	0.88%
Unknown G3	0.00%
Water Utilities	0.23%
Wireless Telecommunication Services	2.53%
Total	94.75%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Alibaba Group Holding ADR	5.52%
Tencent Holdings	4.25%
Taiwan Semiconductor Manufacturing	4.18%
Samsung Electronics	3.54%
China Construction Bank Class H	1.28%
Naspers Class N	1.10%
Ping An Insurance Group of China Class H	1.01%
Reliance Industries	0.93%
Housing Development Finance	0.85%
China Mobile	0.79%
Total	23.45%

ADR–American Depositary Receipt
IT–Information Technology
LVIP SSGA Emerging Markets Equity Index Fund–5

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–91.47%
Argentina–0.16%
Banco Macro	6,200	$ 224,750
†Globant	4,100	434,805
Grupo Financiero Galicia	13,900	225,597
Telecom Argentina Sponsored ADR	9,800	111,230
Transportadora de Gas del Sur Class B ADR	327	2,345
YPF ADR	20,700	239,706
		1,238,433
Brazil–4.75%
Ambev	551,900	2,569,249
Atacadao Distribuicao Comercio e Industria	46,400	270,250
†B2W Cia Digital	24,392	383,279
B3 SA - Brasil Bolsa Balcao	240,800	2,586,822
Banco Bradesco	141,500	1,204,531
Banco BTG Pactual	26,800	509,092
Banco do Brasil	100,500	1,326,451
Banco Santander	48,200	596,060
BB Seguridade Participacoes	81,900	769,966
BR Malls Participacoes	91,900	414,417
†BRF	66,500	583,731
CCR	141,800	671,698
Centrais Eletricas Brasileiras	28,800	271,714
Cia de Saneamento Basico do Estado de Sao Paulo	40,000	604,422
Cia Siderurgica Nacional	73,000	257,386
Cielo	143,000	298,462
Cogna Educacao	173,100	494,285
Cosan	18,700	324,950
†Embraer	82,300	404,974
Energisa	20,000	266,914
Engie Brasil Energia	23,825	301,570
Equatorial Energia	100,300	570,670
Hapvida Participacoes e Investimentos	27,400	436,432
Hypera	44,400	394,996
IRB Brasil Resseguros	82,100	797,596
JBS	127,700	822,234
Klabin	81,900	376,046
Localiza Rent a Car	70,921	839,712
Lojas Renner	93,040	1,305,746
Magazine Luiza	85,537	1,020,423
Multiplan Empreendimentos Imobiliarios	33,100	273,848
Natura & Co. Holding	45,600	439,937
Notre Dame Intermedica Participacoes	45,053	766,548
Petrobras Distribuidora	81,800	612,977
Petroleo Brasileiro	348,200	2,789,157
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Brazil (continued)
Porto Seguro	13,000	$ 203,244
Raia Drogasil	27,000	752,115
†Rumo	127,600	830,595
Sul America	30,700	458,217
Suzano Papel e Celulose	63,730	630,944
TIM Participacoes	99,100	387,671
Ultrapar Participacoes	84,600	538,511
Vale	370,800	4,933,742
WEG	98,200	849,360
		36,140,944
Chile–0.65%
Aguas Andinas Class A	355,550	150,835
Banco de Chile	5,316,754	563,528
Banco de Credito e Inversiones	5,797	262,887
Banco Santander Chile	7,714,264	441,137
Cencosud	167,437	220,635
Cia Cervecerias Unidas	19,854	194,593
Colbun	1,067,411	170,343
†Empresa Nacional de Telecomunicaciones	20,566	146,516
Empresas CMPC	131,581	322,493
Empresas COPEC	45,609	409,649
Enel Americas	4,449,547	988,284
Enel Chile	3,235,902	303,386
Itau CorpBanca	12,762,470	73,907
Latam Airlines Group	35,463	356,138
SACI Falabella	88,031	379,402
		4,983,733
China–27.64%
360 Security Technology Class A	8,400	28,351
†3SBio	148,000	191,830
†51job ADR	3,100	263,190
†58.com ADR	11,100	718,503
AAC Technologies Holdings	85,000	741,758
AECC Aviation Power Class A	13,801	42,954
Agile Group Holdings	160,000	240,648
Agricultural Bank of China Class A	420,200	222,596
Agricultural Bank of China Class H	3,415,000	1,503,208
Aier Eye Hospital Group Class A	19,000	107,906
Air China Class A	24,600	34,221
Air China Class H	214,000	217,232
Aisino Class A	11,500	38,252
†Alibaba Group Holding ADR	197,900	41,974,590
LVIP SSGA Emerging Markets Equity Index Fund–6

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Alibaba Health Information Technology	422,000	$ 487,404
A-Living Services Class H	48,500	167,428
†Aluminum of China Class H	462,000	158,302
†Aluminumof China Class A	80,500	40,910
Anhui Conch Cement Class A	22,600	177,797
Anhui Conch Cement Class H	144,500	1,053,296
Anhui Gujing Distillery Class A	2,400	46,831
Anhui Kouzi Distillery Class A	3,700	29,167
ANTA Sports Products	126,000	1,127,844
Asymchem Laboratories Tianjin Class A	1,400	26,028
Autobio Diagnostics Class A	1,700	23,522
†Autohome ADR	6,900	552,069
AVIC Aircraft Class A	17,100	40,211
Avic Capital Class A	55,200	38,434
AVIC Jonhon Optronic Technology Class A	6,500	36,449
AviChina Industry & Technology Class H	292,000	131,530
BAIC Motor Class H	191,500	108,624
†Baidu ADR	32,300	4,082,720
Bank of Beijing Class A	130,700	106,576
Bank of Chengdu Class A	22,200	28,906
Bank of China Class A	217,300	115,112
Bank of China Class H	9,291,000	3,970,462
Bank of Communications	221,420	178,962
Bank of Guiyang Class A	19,900	27,312
Bank of Hangzhou Class A	31,600	41,554
Bank of Jiangsu Class A	71,000	73,796
Bank of Nanjing Class A	40,700	51,242
Bank of Ningbo Class A	31,800	128,511
Bank of Shanghai Class A	87,440	119,127
Baoshan Iron & Steel Class A	114,200	94,105
†Baozun ADR	5,300	175,536
BBMG Class H	279,000	85,573
Beijing Capital International Airport Class H	198,000	191,843
Beijing Enlight Media Class A	18,000	30,492
Beijing Enterprises Holdings	59,000	270,684
†Beijing Enterprises Water Group	586,000	296,298
Beijing New Building Materials Class A	10,400	37,998
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Beijing Oriental Yuhong Waterproof Technology Class A	9,200	$ 34,749
Beijing Shiji Information Technology Class A	5,500	30,794
Beijing Shunxin Agriculture Class A	4,600	34,789
Beijing Sinnet Technology Class A	9,500	27,372
Beijing Tiantan Biological Products Class A	6,500	26,072
Beijing Tongrentang Class A	8,500	34,387
†BEST ADR	24,400	135,664
Betta Pharmaceuticals Class A	2,500	23,580
BOE Technology Group Class A	191,000	124,487
BYD Class A	11,200	76,648
BYD Class H	75,000	373,927
BYD Electronic International	79,000	151,870
Caitong Securities Class A	22,200	36,141
CGN Power Class H	1,240,000	330,993
Changchun High & New Technology Industry Group Class A	1,100	70,589
Changjiang Securities Class A	34,000	34,851
Chaozhou Three-Circle Group Class A	10,800	34,544
China Agri-Industries Holdings	269,000	142,573
China Aoyuan Group	142,000	231,434
China CITIC Bank Class A	35,100	31,090
China CITIC Bank Class H	1,044,000	625,679
China Coal Energy Class H	240,000	95,171
China Communications Services Class H	280,000	204,099
China Conch Venture Holdings	190,000	829,024
China Construction Bank Class A	46,500	48,264
†China East Education Holding	54,500	114,143
†China Eastern Airlines Class A	57,400	47,877
†China Eastern Airlines Class H	212,000	117,531
China Education Group Holdings	66,000	86,393
China Everbright	108,000	201,799
China Everbright Bank Class A	224,600	142,195

LVIP SSGA Emerging Markets Equity Index Fund–7

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Everbright Bank Class H	371,000	$ 172,352
China Everbright International	431,000	345,694
†China Evergrande Group	215,000	595,973
China Fortune Land Development Class A	18,487	76,170
China Gezhouba Group Class A	28,400	27,235
China Grand Automotive Services Group Class A	50,400	23,588
China Greatwall Technology Group Class A	18,100	40,432
China Hongqiao Group	200,500	120,933
China Huarong Asset Management Class H	1,172,000	184,998
China International Capital Class H	156,000	300,697
China International Travel Service Class A	11,000	140,467
China Jinmao Holdings Group	618,000	481,406
China Jushi Class A	21,700	33,956
China Lesso Group Holdings	135,000	173,075
China Life Insurance Class A	17,100	85,602
China Life Insurance Class H	870,000	2,417,194
†China Literature	29,800	124,289
China Longyuan Power Group Class H	371,000	234,723
China Medical System Holdings	160,000	230,381
†China Mengniu Dairy	322,000	1,301,670
China Merchants Bank	116,400	627,979
China Merchants Bank Class H	456,500	2,346,268
China Merchants Energy Shipping Class A	37,300	44,231
China Merchants Securities Class A	35,200	92,425
China Merchants Shekou Industrial Zone Holdings Class A	44,600	127,224
China Minsheng Banking Class A	200,000	181,173
China Molybdenum Class A	87,600	54,831
China Molybdenum Class H	438,000	187,739
China National Chemical Engineering Class A	30,500	28,198
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China National Nuclear Power Class A	63,900	$ 45,868
China National Software & Service Class A	3,000	30,876
China Northern Rare Earth Group High-Tech Class A	22,300	34,703
China Oilfield Services Class H	190,000	297,961
China Overseas Land & Investment	448,000	1,744,902
China Pacific Insurance Group Class A	35,500	192,848
China Pacific Insurance Group Class H	308,400	1,215,030
China Petroleum & Chemical Class A	157,600	115,615
China Petroleum & Chemical Class H	2,984,000	1,795,999
China Power International Development	516,000	110,586
China Railway Construction Class A	70,800	103,064
China Railway Construction Class H	230,500	252,322
China Railway Group Class A	85,700	73,081
China Railway Signal & Communication Class H	173,000	96,576
China Reinsurance Group Class H	664,000	109,072
China Resources Beer Holdings	170,000	940,287
China Resources Cement Holdings	286,000	364,093
China Resources Gas Group	104,000	571,231
China Resources Land	324,000	1,613,285
China Resources Pharmaceutical Group	184,000	170,722
China Resources Power Holdings	226,000	317,293
China Resources Sanjiu Medical & Pharmaceutical Class A	6,100	27,743
China Shenhua Energy	27,100	71,001
China Shenhua Energy Class H	397,500	830,474
China Shipbuilding Industry Class A	141,500	106,444
China Southern Airlines Class A	42,900	44,220
China Southern Airlines Class H	192,000	129,112
China State Construction Engineering Class A	236,900	191,133

LVIP SSGA Emerging Markets Equity Index Fund–8

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Taiping Insurance Holdings	189,200	$ 469,097
China Tower Class H	4,912,000	1,084,229
China Unicom Hong Kong	716,000	674,440
China United Network Communications Class A	175,100	148,060
China Vanke	54,800	253,164
China Vanke Class H	175,300	748,011
China Yangtze Power	124,084	327,413
China Zhongwang Holdings	141,600	56,514
Chongqing Changan Automobile Class A	24,100	34,702
Chongqing Rural Commercial Bank Class H	279,000	142,502
Chongqing Zhifei Biological Products Class A	6,500	46,340
CIFI Holdings Group	322,727	272,932
CITIC	680,000	909,308
CITIC Securities Class A	55,500	201,581
CITIC Securities Class H	240,000	547,618
CNOOC	2,089,000	3,474,384
Contemporary Amperex Technology Class A	12,400	189,408
COSCO SHIPPING Energy Transportation Class H	106,000	50,060
†COSCO SHIPPING Holdings Class A	39,900	30,187
†COSCO SHIPPING Holdings Class H	302,000	122,470
COSCO SHIPPING Ports	204,239	167,222
Country Garden Holdings	887,020	1,420,634
Country Garden Services Holdings	140,000	471,619
CRRC	511,000	372,481
CRRC Class A	137,200	140,633
CSC Financial Class A	17,100	74,629
CSPC Pharmaceutical Group	548,000	1,306,654
Dali Foods Group	240,500	178,084
Daqin Railway Class A	91,661	108,035
Datang International Power Generation Class H	264,000	50,481
Dawning Information Industry Class A	5,600	27,800
DHC Software Class A	19,200	28,446
Dongxing Securities Class A	16,973	32,018
East Money Information Class A	41,300	93,501
ENN Energy Holdings	92,100	1,006,419
†Eve Energy Class A	6,000	43,206
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Everbright Securities Class A	24,000	$ 45,135
†Fangda Carbon New Material Class A	16,700	29,153
Far East Horizon	255,000	238,890
Fiberhome Telecommunication Technologies Class A	7,200	28,373
Focus Media Information Technology Class A	90,300	81,152
Foshan Haitian Flavouring & Food	12,700	196,014
Fosun International	299,500	436,626
Founder Securities Class A	41,700	51,903
Foxconn Industrial Internet Class A	19,552	51,282
†Future Land Development Holdings	206,000	250,617
Fuyao Glass Industry Group Class A	12,300	42,361
Fuyao Glass Industry Group Class H	59,200	181,194
Ganfeng Lithium Class A	6,700	33,501
†GCL System Integration Technology Class A	31,500	26,726
GD Power Development Class A	120,900	40,614
†GDS Holdings ADR	7,200	371,376
Gemdale Class A	22,800	47,461
†Genscript Biotech	108,000	245,319
GF Securities Class A	36,400	79,272
GF Securities Class H	159,200	193,885
Gigadevice Semiconductor Beijing Class A	2,000	58,828
Glodon Class A	7,000	34,147
GoerTek Class A	15,800	45,184
†GOME Retail Holdings	1,135,000	104,873
Gree Electric Appliances	17,000	160,050
Greenland Holdings Class A	49,900	49,788
Greentown Service Group	124,000	135,421
Guangdong Haid Group Class A	9,800	50,648
†Guangdong LY Intelligent Manufacturing Class A	35,100	54,673
Guangzhou Automobile Group Class A	14,700	24,670
Guangzhou Baiyun International Airport Class A	12,700	31,815
Guangzhou Baiyunshan Pharmaceutical Holdings Class A	8,600	43,965
Guangzhou R&F Properties Class H	118,800	219,235

LVIP SSGA Emerging Markets Equity Index Fund–9

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Guosen Securities Class A	25,300	$ 45,583
Guotai Junan Securities Class A	46,500	123,431
Guotai Junan Securities Class H	89,600	158,680
Guoyuan Securities Class A	20,800	27,681
Haidilao International Holding	43,000	172,722
Haier Smart Home Class A	37,500	104,979
Haitian International Holdings	75,000	181,718
Haitong Securities Class A	49,900	110,750
Haitong Securities Class H	338,800	400,440
Hangzhou Hikvision Digital Technology Class A	52,700	247,699
Hangzhou Robam Appliances Class A	5,800	28,152
Hangzhou Tigermed Consulting Class A	4,600	41,703
†Hansoh Pharmaceutical Group	54,000	179,485
Hefei Meiya Optoelectronic Technology Class A	4,200	23,576
Henan Shuanghui Investment & Development Class A	12,900	53,762
Hengan International Group	83,500	594,722
Hengli Petrochemical Class A	27,800	64,175
Hengtong Optic-electric Class A	11,700	27,311
Hengyi Petrochemical Class A	17,500	34,971
Hithink RoyalFlush Information Network Class A	3,300	51,691
Hua Hong Semiconductor	52,000	118,250
Huadian Power International Class H	142,000	53,940
Huadong Medicine Class A	10,700	37,450
Hualan Biological Engineering Class A	8,600	43,397
Huaneng Power International Class A	29,400	23,551
Huaneng Power International Class H	440,000	222,476
Huaneng Renewables Class H	560,000	217,753
Huatai Securities Class A	45,300	132,082
Huatai Securities Class H	191,000	337,767
Huaxia Bank Class A	78,900	86,878
Huaxin Cement Class A	8,400	31,872
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Huayu Automotive Systems Class A	15,000	$ 55,967
Huazhu Group ADR	15,500	621,085
Hubei Biocause Pharmaceutical Class A	30,500	30,825
Hundsun Technologies Class A	3,900	43,520
†HUYA ADR	7,500	134,625
Iflytek Class A	10,600	52,470
Industrial & Commercial Bank of China Class A	304,200	256,786
Industrial & Commercial Bank of China Class H	7,614,000	5,862,711
Industrial Bank	117,196	333,130
Industrial Securities Class A	41,142	41,817
Inner Mongolia BaoTou Steel Union Class A	280,500	53,155
Inner Mongolia Yili Industrial Group	34,400	152,797
Inner Mongolia Yitai Coal Class B	124,200	100,602
†Innovent Biologics	88,000	299,834
Inspur Electronic Information Industry Class A	8,000	34,569
†iQIYI	14,800	312,428
Jafron Biomedical Class A	2,600	26,815
†JD.com ADR	86,300	3,040,349
Jiangsu Expressway Class H	142,000	194,623
Jiangsu Hengli Hydraulic Class A	5,400	38,568
Jiangsu Hengrui Medicine	24,935	313,294
Jiangsu King's Luck Brewery, JSC Class A	7,700	36,169
Jiangsu Yanghe Brewery Joint-Stock	8,500	134,839
Jiangsu Zhongnan Construction Group Class A	22,900	34,684
Jiangxi Copper Class A	12,800	31,110
Jiangxi Copper Class H	138,000	189,849
Jiangxi Zhengbang Technology Class A	15,000	34,885
Jinke Properties Group Class A	32,800	36,163
Jonjee Hi-Tech Industrial And Commercial Holding Class A	4,831	27,291
†JOYY	6,800	358,972
Juewei Food Class A	3,600	24,006
†Kaisa Group Holdings	272,000	129,851
Kingdee International Software Group	272,000	271,920

LVIP SSGA Emerging Markets Equity Index Fund–10

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Kingsoft	96,000	$ 248,861
Kunlun Energy	406,000	358,467
Kweichow Moutai	7,100	1,205,808
†KWG Group Holdings	148,500	208,105
Legend Holdings Class H	44,600	101,193
Lenovo Group	844,000	566,472
Lens Technology Class A	20,100	39,879
Lepu Medical Technology Beijing Class A	8,800	41,791
Li Ning	229,500	687,708
Logan Property Holdings	160,000	268,573
Longfor Group Holdings	209,000	978,979
LONGi Green Energy Technology Class A	22,300	79,491
Luxshare Precision Industry Class A	30,130	157,880
Luye Pharma Group	134,000	100,427
Luzhou Laojiao Class A	9,000	111,994
Maanshan Iron & Steel Class H	102,000	41,364
†Mango Excellent Media Class A	9,100	45,672
Meinian Onehealth Healthcare Holdings Class A	18,600	39,760
†Meituan Dianping	118,300	1,547,010
Metallurgical Corp. of China Class H	249,000	55,921
Metallurgicalof China Class A	109,800	44,136
Midea Group	19,500	163,067
Momo ADR	17,600	589,600
Muyuan Foodstuff Class A	9,800	124,918
NARI Technology Class A	28,420	86,414
NAURA Technology Group Class A	2,800	35,373
NavInfo Class A	12,200	28,198
NetEase ADR	8,300	2,545,112
New China Life Insurance Class A	12,800	90,317
New China Life Insurance Class H	96,800	416,154
New Hope Liuhe Class A	25,900	74,178
†New Oriental Education & Technology Group Sponsored ADR	16,600	2,012,750
Nexteer Automotive Group	103,000	93,320
Ninestar Class A	6,600	31,192
Ningbo Zhoushan Port Class A	54,300	29,622
†NIO	76,800	308,736
†Noah Holdings Sponsored ADR	3,900	137,943
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Offshore Oil Engineering Class A	27,200	$ 28,818
†OFILM Group Class A	16,600	37,176
Oppein Home Group Class A	1,700	28,554
Orient Securities Class A	29,800	46,032
Oriental Pearl Group Class A	21,181	28,461
People's Insurance Group of China Class H	970,000	403,321
Perfect World Class A	8,000	50,694
PetroChina Class A	99,600	83,361
PetroChina Class H	2,468,000	1,238,387
PICC Property & Casualty Class H	806,000	971,259
†Pinduoduo	22,600	854,732
Ping An Bank Class A	96,892	228,817
†Ping An Healthcare and Technology	37,400	272,858
Ping An Insurance Group of China	61,100	749,617
Ping An Insurance Group of China Class H	653,500	7,723,952
Poly Developments and Holdings Group Class A	67,100	155,861
Power Construction of China Class A	64,400	40,125
†Qudian ADR	18,800	88,548
RiseSun Real Estate Development Class A	26,700	37,679
Rongsheng Petro Chemical Class A	25,800	45,891
SAIC Motor Class A	44,000	150,652
Sanan Optoelectronics Class A	19,800	52,188
Sangfor Technologies Class A	2,000	32,844
Sany Heavy Industry Class A	51,700	126,547
SDIC Capital Class A	21,601	46,950
SDIC Power Holdings Class A	33,800	44,545
Seazen Holdings Class A	13,900	77,265
†Semiconductor Manufacturing International	354,500	543,194
SF Holding Class A	9,900	52,856
Shaanxi Coal Industry Class A	51,300	66,208
Shandong Gold Mining Class A	12,300	57,600
Shandong Weigao Group Medical Polymer Class H	240,000	287,669
Shanghai Baosight Software Class A	5,200	24,560

LVIP SSGA Emerging Markets Equity Index Fund–11

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shanghai Construction Group Class A	54,900	$ 27,900
Shanghai Electric Group Class A	50,000	35,747
Shanghai Electric Group Class H	312,000	102,501
Shanghai Fosun Pharmaceutical Group Class A	10,100	38,569
Shanghai Fosun Pharmaceutical Group Class H	61,500	185,472
†Shanghai Industrial Holdings	57,000	109,724
Shanghai International Airport Class A	4,600	52,005
Shanghai International Port Group Class A	52,200	43,240
Shanghai Lujiazui Finance & Trade Zone Development Class B	128,720	124,472
Shanghai M&G Stationery Class A	5,700	39,884
Shanghai Pharmaceuticals Holding Class A	11,800	31,119
Shanghai Pharmaceuticals Holding Class H	96,700	188,131
Shanghai Pudong Development Bank Class A	165,600	294,080
†Shanxi Meijin Energy Class A	25,400	34,386
Shanxi Xinghuacun Fen Wine Factory Class A	4,100	52,797
Shenergy Class A	30,300	25,273
Shengyi Technology Class A	14,000	42,046
Shennan Circuits Class A	2,000	40,800
Shenwan Hongyuan Group Class A	139,100	102,243
Shenzhen Expressway Class H	88,000	126,258
Shenzhen Goodix Technology Class A	2,300	68,118
Shenzhen Inovance Technology Class A	10,300	45,307
Shenzhen Kangtai Biological Products Class A	3,300	41,591
Shenzhen Mindray Bio-Medical Electronics Class A	1,900	49,616
Shenzhen Overseas Chinese Town Class A	40,944	45,789
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Shenzhen Sunway Communication Class A	6,000	$ 39,089
Shenzhou International Group Holdings	87,900	1,284,834
Shui On Land	424,500	93,155
Sichuan Chuantou Energy Class A	27,100	38,321
Sichuan Kelun Pharmaceutical Class A	8,900	30,013
Sichuan Swellfun Class A	3,000	22,288
†SINA	7,300	291,489
Sino-Ocean Group Holding	356,500	143,198
Sinopec Engineering Group Class H	162,500	97,179
Sinopec Shanghai Petrochemical Class H	388,000	117,013
Sinotrans Class H	176,000	59,854
Sinotruk Hong Kong	80,500	171,696
SOHO China	243,000	91,683
Songcheng Performance Development Class A	8,900	39,493
Spring Airlines Class A	5,700	35,915
Sunac China Holdings	286,000	1,708,520
Suning.com Class A	57,300	83,165
Sunny Optical Technology Group	83,400	1,443,818
Suzhou Dongshan Precision Manufacturing Class A	9,900	32,902
†TAL Education Group ADR	45,100	2,173,820
TCL Class A	83,300	53,455
Tencent Holdings	670,600	32,323,879
†Tencent Music Entertainment Group ADR	10,800	126,792
Tianjin Zhonghuan Semiconductor Class A	17,100	28,992
Tianma Microelectronics Class A	12,600	29,466
Tianqi Lithium Class A	7,100	30,762
Tingyi Cayman Islands Holding	230,000	392,567
Toly Bread Class A	3,400	20,715
Tonghua Dongbao Pharmaceutical Class A	12,514	22,726
Tongwei Class A	23,900	45,050
†Topchoice Medical Class A	2,000	29,439
TravelSky Technology Class H	109,000	266,055
†Trip.com Group ADR	55,100	1,848,054
Tsingtao Brewery Class A	4,300	31,483
Tsingtao Brewery Class H	46,000	309,036
Unigroup Guoxin Microelectronics Class A	3,800	27,735

LVIP SSGA Emerging Markets Equity Index Fund–12

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Uni-President China Holdings	152,000	$ 159,563
Unisplendour Class A	10,500	47,633
Venustech Group Class A	5,600	27,173
†Vipshop Holdings ADR	51,300	726,921
Walvax Biotechnology Class A	9,400	43,777
†Wanda Film Holding Class A	12,800	33,352
Wanhua Chemical Group Class A	17,720	142,891
Want Want China Holdings	581,000	542,802
†Weibo Sponsored ADR	6,500	301,275
Weichai Power Class A	28,600	65,201
Weichai Power Class H	227,000	478,919
Wens Foodstuffs Group Class A	30,000	144,709
Western Securities Class A	21,600	30,389
Will Semiconductor Class A	3,500	72,053
Winning Health Technology Group Class A	10,000	21,505
Wuhu Sanqi Interactive Entertainment Network Technology Group Class A	13,000	50,259
Wuliangye Yibin Class A	21,900	418,180
WUS Printed Circuit Kunshan Class A	10,600	33,798
WuXi AppTec Class A	9,000	119,023
WuXi AppTec Class H	17,900	222,019
†Wuxi Biologics Cayman	65,500	829,226
Wuxi Lead Intelligent Equipment Class A	5,400	34,839
XCMG Construction Machinery Class A	48,400	38,007
†Xiaomi Corp.	910,800	1,260,016
Xinhu Zhongbao Class A	53,200	28,869
Xinjiang Goldwind Science & Technology Class A	21,200	36,370
Xinjiang Goldwind Science & Technology Class H	79,200	91,983
Xinyi Solar Holdings	376,817	267,418
Yango Group Class A	25,000	30,507
Yantai Jereh Oilfield Services Group Class A	5,900	31,305
Yanzhou Coal Mining Class H	206,000	185,054
Yealink Network Technology Class A	3,000	31,186
Yifeng Pharmacy Chain Class A	2,400	25,228
†Yihai International Holding	55,000	322,562
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Yonghui Superstores Class A	58,900	$ 63,756
Yonyou Network Technology Class A	12,000	48,925
Yum China Holdings	41,900	2,011,619
Yunda Holding Class A	9,100	43,503
Yunnan Baiyao Group Class A	7,900	101,425
Yuzhou Properties	206,010	113,417
Zhangzhou Pientzehuang Pharmaceutical Class A	3,000	47,319
Zhaojin Mining Industry Class H	122,500	135,355
Zhejiang Chint Electrics Class A	13,200	50,786
Zhejiang Dahua Technology Class A	18,500	52,799
Zhejiang Expressway Class H	168,000	153,074
=Zhejiang Huayou Cobalt Class A	6,600	37,859
Zhejiang Longsheng Group Class A	20,000	41,546
Zhejiang NHU Class A	13,200	44,078
Zhejiang Sanhua Intelligent Controls Class A	17,000	42,294
Zhejiang Supor Class A	3,400	37,477
Zhejiang Wolwo Bio-Pharmaceutical Class A	3,200	20,282
Zhengzhou Yutong Bus Class A	13,700	28,027
Zhenro Properties Group	190,000	136,545
†ZhongAn Online P&C Insurance Class H	35,700	128,739
Zhongjin Gold Class A	21,300	25,930
Zhongsheng Group Holdings	66,500	272,237
Zhuzhou CRRC Times Electric Class H	64,000	231,613
Zijin Mining Group Class A	120,700	79,534
Zijin Mining Group Class H	670,000	333,611
Zoomlion Heavy Industry Science and Technology Class A	39,500	37,880
Zoomlion Heavy Industry Science and Technology Class H	172,400	144,472
†ZTE Class A	21,200	107,709
†ZTE Class H	88,400	270,567
ZTO Express Cayman	37,100	866,285
		210,356,856

LVIP SSGA Emerging Markets Equity Index Fund–13

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Colombia–0.23%
Bancolombia	26,827	$ 359,563
Ecopetrol	577,084	583,299
Grupo Argos	38,785	210,224
Grupo de Inversiones Suramericana	27,429	283,952
Interconexion Electrica	51,822	309,378
		1,746,416
Czech Republic–0.13%
CEZ	18,877	424,253
Komercni banka	8,891	325,602
Moneta Money Bank	59,767	224,255
		974,110
Egypt–0.13%
Commercial International Bank Egypt	162,062	838,280
Eastern Tobacco	73,360	71,212
ElSewedy Electric	66,171	47,412
		956,904
Greece–0.27%
†Alpha Bank	162,497	350,511
†Eurobank Ergasias	303,678	313,385
Hellenic Telecommunications Organization	28,067	448,944
JUMBO	12,731	264,901
Motor Oil Hellas Corinth Refineries	8,155	188,620
†National Bank of Greece	64,191	217,449
OPAP	22,570	293,421
		2,077,231
■Hong Kong–4.00%
†Alibaba Pictures Group	1,710,000	300,643
Bank of Communications Class H	1,024,000	728,021
BOC Aviation	24,400	248,155
Bosideng International Holdings	376,000	135,590
Brilliance China Automotive Holdings	354,000	367,070
China Cinda Asset Management Class H	1,031,000	234,189
China Communications Construction Class H	518,000	422,122
China Construction Bank Class H	11,248,000	9,714,595
=China Ding Yi Feng Holdings	112,000	1,150
†China First Capital Group	412,000	14,276
China Galaxy Securities Class H	410,000	241,508
China Gas Holdings	213,600	800,421
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
China Merchants Port Holdings	160,000	$ 270,626
China Minsheng Banking Class H	827,000	625,108
China Mobile	718,500	6,039,520
China National Building Material Class H	452,000	504,652
China Railway Group Class H	443,000	273,453
China State Construction International Holdings	236,000	214,427
China Telecom Class H	1,624,000	668,999
China Traditional Chinese Medicine Holdings	266,000	128,352
Dongfeng Motor Group Class H	318,000	299,134
Geely Automobile Holdings	586,000	1,146,085
Great Wall Motor Class H	362,500	267,957
Guangdong Investment	344,000	719,582
Guangzhou Automobile Group Class H	344,000	428,218
Haier Electronics Group	148,000	462,482
†Hutchison China MediTech ADR	7,000	175,490
Kingboard Holdings	76,000	240,905
Kingboard Laminates Holdings	126,000	156,200
Lee & Man Paper Manufacturing	153,000	115,845
Nine Dragons Paper Holdings	192,000	199,582
Postal Savings Bank of China Class H	929,000	631,867
Shenzhen International Holdings	113,485	249,331
Shenzhen Investment	355,549	142,360
Shimao Property Holdings	135,000	523,209
Sino Biopharmaceutical	810,000	1,133,042
Sinopharm Group Class H	139,600	509,685
SSY Group	178,000	144,140
Sun Art Retail Group	279,000	338,353
†Towngas China	126,256	87,494
Wharf Holdings	125,000	317,942
Yuexiu Property	814,000	188,032
		30,409,812
Hungary–0.29%
MOL Hungarian Oil & Gas	47,920	477,672
OTP Bank	26,199	1,371,780
Richter Gedeon	16,349	355,453
		2,204,905

LVIP SSGA Emerging Markets Equity Index Fund–14

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India–8.28%
Adani Ports & Special Economic Zone	71,291	$ 365,553
Ambuja Cements	69,710	191,664
Ashok Leyland	157,774	180,147
Asian Paints	33,657	841,659
Aurobindo Pharma	30,856	197,491
†Avenue Supermarts	15,509	399,436
Axis Bank	243,990	2,577,720
Bajaj Auto	9,820	438,183
Bajaj Finance	20,346	1,207,095
Bajaj Finserv	4,467	587,856
Bandhan Bank	48,008	341,842
Berger Paints India	28,960	209,172
Bharat Forge	28,210	190,950
Bharat Petroleum	76,116	524,178
†Bharti Airtel	240,097	1,533,189
Bharti Infratel	45,288	160,206
Bosch	828	178,348
Britannia Industries	6,749	286,287
Cipla	40,552	271,679
Coal India	144,236	427,081
Colgate-Palmolive India	8,111	166,236
Container Of India	24,242	194,233
Dabur India	62,036	398,403
Divi's Laboratories	9,320	241,010
DLF	73,817	238,789
Dr Reddy's Laboratories	13,402	539,727
Eicher Motors	1,565	493,658
GAIL India	184,727	313,278
Godrej Consumer Products	41,872	401,572
Grasim Industries	34,615	360,635
Havells India	29,293	265,585
HCL Technologies	126,914	1,010,111
HDFC Asset Management	5,284	236,868
HDFC Life Insurance	59,028	517,728
Hero MotoCorp	11,447	391,795
Hindalco Industries	136,595	413,642
Hindustan Petroleum	71,329	264,318
Hindustan Unilever	75,960	2,046,440
Housing Development Finance	191,743	6,480,829
ICICI Bank	558,822	4,219,067
ICICI Lombard General Insurance	21,272	413,292
ICICI Prudential Life Insurance	42,818	289,410
Indian Oil	220,219	387,352
Info Edge India	7,599	269,352
Infosys	398,457	4,081,527
InterGlobe Aviation	11,471	214,311
ITC	402,325	1,339,803
JSW Steel	98,953	374,376
Larsen & Toubro	55,803	1,014,925
LIC Housing Finance	34,844	211,935
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Lupin	25,953	$ 277,589
Mahindra & Mahindra	87,244	649,702
Mahindra & Mahindra Financial Services	35,423	160,023
Marico	52,875	253,048
Maruti Suzuki India	12,366	1,276,583
Motherson Sumi Systems	110,859	227,610
Nestle India	2,706	560,524
NTPC	277,894	463,493
Oil & Natural Gas	294,282	531,024
Page Industries	640	209,750
Petronet LNG	70,214	263,580
Pidilite Industries	14,267	277,212
Piramal Enterprises	10,471	223,501
Power Grid Corp. of India	214,164	570,829
REC	92,848	186,143
Reliance Industries	333,644	7,077,148
SBI Life Insurance	40,958	551,782
Shree Cement	978	279,020
Shriram Transport Finance	19,647	322,348
Siemens	8,850	185,572
†State Bank of India	208,768	976,158
Sun Pharmaceutical Industries	98,218	595,199
Tata Consultancy Services	105,333	3,190,029
†Tata Motors	185,837	482,048
Tata Power	152,296	120,551
Tata Steel	41,570	274,918
Tech Mahindra	54,157	578,383
Titan	36,343	604,858
UltraTech Cement	11,815	669,730
†United Spirits	34,013	285,697
UPL	62,585	512,495
Vedanta	217,499	464,536
Wipro	133,694	460,393
Zee Entertainment Enterprises	84,255	344,914
		63,006,333
Indonesia–1.84%
Ace Hardware Indonesia Tbk PT	852,400	91,798
Adaro Energy	1,931,000	215,792
Astra International	2,368,800	1,179,882
Bank Central Asia	1,154,100	2,775,618
Bank Mandiri Persero	2,184,400	1,207,020
Bank Negara Indonesia Persero	872,900	492,766
Bank Rakyat Indonesia Persero	6,495,400	2,055,962
Bank Tabungan Negara Persero	366,700	55,905
†Barito Pacific Tbk PT	3,124,800	339,507
Bukit Asam	210,600	40,282

LVIP SSGA Emerging Markets Equity Index Fund–15

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Indonesia (continued)
†Bumi Serpong Damai	621,500	$ 56,012
Charoen Pokphand Indonesia	863,500	403,837
Gudang Garam	56,300	214,764
Hanjaya Mandala Sampoerna	1,247,600	188,439
Indah Kiat Pulp & Paper	364,800	201,893
Indocement Tunggal Prakarsa	215,400	294,609
Indofood CBP Sukses Makmur	272,800	219,065
Indofood Sukses Makmur	513,800	292,961
Jasa Marga Persero	171,000	63,658
Kalbe Farma	2,467,100	287,643
Pabrik Kertas Tjiwi Kimia	188,800	139,535
Pakuwon Jati	1,316,000	53,867
Perusahaan Gas Negara Persero	1,456,700	227,129
Semen Indonesia Persero	346,900	299,146
Telekomunikasi Indonesia Persero	5,796,300	1,660,507
Unilever Indonesia	178,500	539,592
United Tractors	196,400	304,086
†XL Axiata Tbk PT	464,800	105,366
		14,006,641
Luxembourg–0.05%
Reinet Investments	18,502	366,579
		366,579
Malaysia–1.73%
AirAsia Group	130,200	54,111
AMMB Holdings	220,800	211,057
Axiata Group	320,461	324,339
British American Tobacco Malaysia	11,100	40,921
CIMB Group Holdings	569,134	716,548
Dialog Group	429,100	361,910
DiGi.Com	363,900	396,771
Fraser & Neave Holdings	19,800	168,642
Gamuda	230,700	219,956
Genting	249,500	369,020
Genting Malaysia	347,400	279,415
Genting Plantations	18,400	47,591
HAP Seng Consolidated	83,200	202,991
Hartalega Holdings	176,800	236,857
Hong Leong Bank	76,100	321,851
Hong Leong Financial Group	31,300	129,317
IHH Healthcare	256,700	343,271
IJM	365,400	193,844
IOI	220,500	248,504
Kuala Lumpur Kepong	50,000	303,141
Malayan Banking	460,381	972,422
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Malaysia (continued)
Malaysia Airports Holdings	116,400	$ 216,267
Maxis	274,600	357,138
MISC	130,600	266,596
Nestle Malaysia	8,200	294,683
Petronas Chemicals Group	280,900	504,734
Petronas Dagangan	33,300	188,053
Petronas Gas	69,500	282,384
PPB Group	66,600	306,746
Press Metal Aluminium Holdings	187,900	213,601
Public Bank	363,400	1,727,049
QL Resources	87,700	174,307
RHB Bank	187,700	265,226
Sime Darby	363,300	197,170
Sime Darby Plantation	256,600	341,882
Telekom Malaysia	153,300	143,162
Tenaga Nasional	366,000	1,186,447
Top Glove	179,700	206,476
Westports Holdings	116,600	120,006
YTL	209,700	50,240
		13,184,646
Mexico–2.19%
Alfa Class A	353,200	292,535
†Alsea	72,500	191,071
America Movil	3,938,300	3,145,224
Arca Continental	51,600	272,935
Cemex	1,771,400	663,309
Coca-Cola Femsa	61,500	373,407
El Puerto de Liverpool	25,600	127,001
Fibra Uno Administracion	375,000	580,722
Fomento Economico Mexicano	227,600	2,146,657
Gruma Class B	24,315	249,213
Grupo Aeroportuario del Pacifico Class B	41,900	498,058
Grupo Aeroportuario del Sureste Class B	24,315	455,552
Grupo Bimbo A	190,300	346,732
Grupo Carso	60,900	225,112
Grupo Financiero Banorte Class O	303,700	1,695,548
Grupo Financiero Inbursa Class O	271,300	332,892
Grupo Mexico B	410,000	1,127,161
Grupo Televisa	281,300	659,528
Industrias Penoles	18,520	193,962
Infraestructura Energetica Nova	62,800	294,877
†Kimberly-Clark de Mexico Class A	178,400	355,054
Megacable Holdings	40,500	165,877
Orbia Advance	122,900	262,083

LVIP SSGA Emerging Markets Equity Index Fund–16

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mexico (continued)
Promotora y Operadora de Infraestructura	26,650	$ 272,765
Wal-Mart de Mexico	613,000	1,759,812
		16,687,087
Peru–0.33%
Cia de Minas Buenaventura ADR	25,200	380,520
Credicorp	7,900	1,683,727
Southern Copper	9,900	420,552
		2,484,799
Philippines–0.93%
Aboitiz Equity Ventures	230,610	234,125
Aboitiz Power	199,500	134,720
=†Altus San Nicolas	4,598	471
Ayala	33,020	511,455
Ayala Land	861,700	772,868
BDO Unibank	230,480	719,041
Dubai Islamic Bank PJSC	120,020	208,308
Globe Telecom	4,485	178,886
GT Capital Holdings	11,333	189,536
International Container Terminal Services	117,760	298,444
JG Summit Holdings	335,110	534,082
Jollibee Foods	51,160	217,984
Manila Electric	30,110	188,466
Megaworld	1,529,100	120,933
Metro Pacific Investments	1,905,900	130,961
Metropolitan Bank & Trust	210,404	275,443
PLDT	10,110	198,301
Robinsons Land	281,900	153,349
Security Bank	31,010	119,307
SM Investments	28,180	579,893
SM Prime Holdings	1,182,200	981,236
Universal Robina	103,120	295,239
		7,043,048
Poland–0.84%
†Bank Millennium	82,867	127,533
Bank Polska Kasa Opieki	19,954	528,053
CCC	2,494	72,307
CD Projekt	7,870	580,332
Cyfrowy Polsat	29,921	219,969
†Dino Polska	5,733	217,526
Grupa Lotos	10,811	238,168
†KGHM Polska Miedz	16,374	413,034
LPP	152	353,367
†mBank	1,982	203,429
†Orange Polska	88,863	166,696
†PGE Polska Grupa Energetyczna	98,410	206,215
Polski Koncern Naftowy ORLEN	35,018	792,091
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Poland (continued)
Polskie Gornictwo Naftowe i Gazownictwo	202,750	$ 231,255
Powszechna Kasa Oszczednosci Bank Polski	102,340	929,109
Powszechny Zaklad Ubezpieczen	70,699	746,684
Santander Bank Polska	4,179	338,603
		6,364,371
Qatar–0.89%
Barwa Real Estate	223,010	216,824
Commercial Bank PQSC	231,951	299,415
Industries Qatar QSC	212,283	599,360
Masraf Al Rayan QSC	429,830	467,489
Mesaieed Petrochemical Holding	514,288	354,535
Ooredoo QPSC	106,804	207,682
Qatar Electricity & Water QSC	63,042	278,590
Qatar Fuel QSC	56,981	358,381
Qatar Insurance	214,690	186,328
Qatar International Islamic Bank QSC	92,161	245,020
Qatar Islamic Bank	135,421	570,174
Qatar National Bank QPSC	529,346	2,993,473
		6,777,271
Republic of Korea–10.65%
†Amorepacific	3,763	648,052
†AMOREPACIFIC Group	3,454	246,754
†BGF retail	910	133,378
†BNK Financial Group	34,741	229,630
†Celltrion	11,032	1,719,740
†Celltrion Healthcare	6,659	303,395
†Cheil Worldwide	8,656	180,014
†CJ	1,707	142,334
†CJ CheilJedang	1,038	226,334
†CJ ENM	1,347	185,700
†CJ Logistics	1,144	153,093
†Daelim Industrial	3,505	274,195
†Daewoo Engineering & Construction	14,346	58,762
†Daewoo Shipbuilding & Marine Engineering	5,129	123,080
†DB Insurance	5,800	261,995
†Doosan Bobcat	6,286	186,673
†E-MART	2,447	269,220
†Fila Korea	6,131	280,148
†GS Engineering & Construction	7,517	201,169
†GS Holdings	6,434	287,046
†GS Retail	3,682	124,983
Hana Financial Group	35,117	1,117,001

LVIP SSGA Emerging Markets Equity Index Fund–17

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
†Hankook Tire	9,320	$ 269,900
Hanmi Pharm	817	208,834
Hanon Systems	23,428	225,524
†Hanwha	5,648	121,810
Hanwha Chemical	13,162	213,971
†Hanwha Life Insurance	23,184	46,210
HDC Hyundai Development Co-Engineering & Construction	2,058	45,505
†HLB	3,917	389,413
†Hotel Shilla	3,937	307,717
†Hyundai Department Store	1,643	117,818
†Hyundai Engineering & Construction	9,122	332,765
†Hyundai Glovis	2,194	270,708
†Hyundai Heavy Industries	4,555	495,651
†Hyundai Heavy Industries Holdings	1,144	333,875
†Hyundai Marine & Fire Insurance	7,847	182,638
Hyundai Mobis	7,803	1,726,340
Hyundai Motor	17,494	1,822,119
†Hyundai Steel	10,040	272,206
Industrial Bank of Korea	30,277	308,623
Kakao	5,880	778,774
†Kangwon Land	13,770	352,265
KB Financial Group	46,458	1,913,975
=KCC	679	136,873
†Kia Motors	30,818	1,176,955
†KMW	3,211	141,731
†Korea Aerospace Industries	8,555	251,788
Korea Electric Power	30,034	720,594
†Korea Gas	3,779	123,485
†Korea Investment Holdings	4,891	305,450
†Korea Zinc	994	365,270
†Korean Air Lines	6,433	158,164
KT&G	13,649	1,104,307
†Kumho Petrochemical	2,139	143,049
†LG	11,100	707,264
†LG Chem	5,367	1,470,849
LG Display	27,217	380,769
LG Electronics	12,441	772,800
†LG Household & Health Care	1,096	1,190,532
†LG Innotek	1,781	214,665
†LG Uplus	13,688	167,887
Lotte	3,615	121,506
†Lotte Chemical	2,006	387,566
†Lotte Shopping	1,324	154,896
Medy-Tox	525	136,530
†Meritz Securities	41,353	135,180
†Mirae Asset Daewoo	46,223	300,738
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
†NAVER	16,385	$ 2,636,263
†NCSoft	1,926	898,681
†Netmarble	3,225	257,153
†NH Investment Securities	17,644	193,012
†OCI	2,233	120,661
Orange Life Insurance	4,519	110,274
†Orion Corp	2,987	272,417
†Ottogi	96	46,011
†Pan Ocean	36,349	142,430
†Pearl Abyss	880	140,982
POSCO	9,178	1,865,553
†POSCO Chemtech	2,855	121,319
†Posco Daewoo	4,272	68,724
†S-1	2,144	173,715
†Samsung Biologics	1,935	722,101
†Samsung C&T	9,984	934,757
†Samsung Card	3,962	132,244
†Samsung Electro-Mechanics	6,552	704,740
Samsung Electronics	558,589	26,916,640
†Samsung Engineering	18,349	303,239
†Samsung Fire & Marine Insurance	3,602	757,268
†Samsung Heavy Industries	51,607	323,170
†Samsung Life Insurance	8,192	526,661
†Samsung SDI	6,434	1,310,691
†Samsung SDS	4,073	683,551
†Samsung Securities	7,839	261,079
†Shinhan Financial Group	52,690	1,975,495
†Shinsegae	926	230,843
SK Holdings	4,115	928,338
SK Hynix	63,861	5,194,309
SK Innovation	6,489	839,789
SK Telecom	2,362	486,686
S-Oil	5,270	432,835
†ViroMed	2,406	191,692
Woongjin Coway	6,045	486,653
Woori Financial Group	55,716	557,831
†Yuhan	1,178	240,401
		81,046,393
Romania–0.05%
NEPI Rockcastle	44,538	393,770
		393,770
Russia–3.68%
Alrosa PJSC	298,673	405,762
Gazprom ADR	216,895	1,784,612
Gazprom PJSC	812,870	3,358,023
Inter RAO UES PJSC	4,276,000	347,365
LUKOIL PJSC	46,019	4,574,003
Magnit PJSC	9,282	512,208
Magnitogorsk Iron & Steel Works PJSC	300,100	202,835

LVIP SSGA Emerging Markets Equity Index Fund–18

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Russia (continued)
MMC Norilsk Nickel PJSC	7,407	$ 2,279,637
Mobile TeleSystems PJSC ADR	60,300	612,045
†Moscow Exchange	159,830	277,472
Novatek PJSC GDR	10,660	2,163,980
Novolipetsk Steel	140,270	324,808
PhosAgro PJSC	15,593	198,031
Polymetal International	24,760	391,925
†Polyus PJSC	3,126	357,772
Rosneft Oil PJSC	136,430	988,501
Sberbank of Russia PJSC	1,263,080	5,184,293
Severstal PJSC	24,508	370,229
Surgutneftegas PJSC	836,200	679,967
Tatneft PJSC	178,470	2,184,499
VTB Bank PJSC	378,970,000	280,438
X5 Retail Group GDR	14,301	493,384
		27,971,789
Saudi Arabia–2.50%
†Advanced Petrochemical	14,239	187,510
Al Rajhi Bank	143,353	2,499,210
Alinma Bank	86,012	581,240
AlmaraiJSC	29,256	386,045
Arab National Bank	70,214	512,852
Bank AlBilad	43,006	308,389
Bank Al-Jazira	47,020	188,516
Banque Saudi Fransi	63,475	641,298
Bupa Arabia for Cooperative Insurance	2,326	63,493
†Dar Al Arkan Real Estate Development	61,929	181,595
†Emaar Economic City	52,217	132,933
†Etihad Etisalat	44,153	294,251
†for Cooperative Insurance	8,277	169,234
Jarir Marketing	6,881	303,760
National Commercial Bank	140,428	1,843,649
†National Industrialization	44,450	162,097
†Rabigh Refining & Petrochemical	29,555	170,651
Riyad Bank	140,428	898,428
Sahara International Petrochemical	42,050	201,322
Samba Financial Group	114,683	992,046
Saudi Airlines Catering	5,479	150,146
Saudi Arabian Fertilizer	19,504	402,943
†Saudi Arabian Mining	50,403	596,565
†Saudi Arabian Oil	115,909	1,089,167
Saudi Basic Industries	87,767	2,196,924
Saudi British Bank	84,160	778,491
Saudi Cement	8,773	163,940
Saudi Electricity	97,517	525,629
Saudi Industrial Investment Group	29,684	189,912
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Saudi Arabia (continued)
†Saudi Kayan Petrochemical	86,012	$ 254,507
Saudi Telecom	46,809	1,270,268
†Savola Group	30,619	280,373
Yanbu National Petrochemical	26,330	392,357
		19,009,741
South Africa–4.46%
Absa Group	84,281	898,412
Anglo American Platinum	6,308	588,793
AngloGold Ashanti	48,550	1,097,107
†Aspen Pharmacare Holdings	45,379	386,269
Bid	39,229	924,876
Bidvest Group	33,710	492,846
Capitec Bank Holdings	5,410	558,606
Clicks Group	30,654	561,581
Discovery	46,196	397,874
Exxaro Resources	29,368	274,976
FirstRand	393,658	1,765,081
Fortress REIT Class A	158,579	218,066
Foschini Group	29,808	318,149
Gold Fields	96,918	663,396
Growthpoint Properties	347,491	548,552
†Impala Platinum Holdings	93,456	957,647
Investec	33,569	198,835
Kumba Iron Ore	7,534	224,336
Liberty Holdings	17,533	138,514
Life Healthcare Group Holdings	163,041	286,946
Momentum Metropolitan Holdings	120,941	188,587
Mr Price Group	30,064	391,738
MTN Group	198,349	1,168,200
†MultiChoice Group	51,327	426,931
Naspers Class N	51,306	8,391,495
Nedbank Group	43,602	667,136
†Northam Platinum	44,340	391,354
Old Mutual	565,074	793,185
Pepkor Holdings	107,170	138,267
Pick n Pay Stores	43,286	197,454
PSG Group	18,999	317,636
Rand Merchant Investment Holdings	102,172	224,974
Redefine Properties	643,702	347,450
Remgro	61,898	861,781
RMB Holdings	90,813	521,562
Sanlam	219,265	1,238,317
Sasol	65,761	1,424,900
Shoprite Holdings	55,331	497,450
†Sibanye Gold	265,445	680,196
SPAR Group	24,249	341,955
Standard Bank Group	151,511	1,820,815

LVIP SSGA Emerging Markets Equity Index Fund–19

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
South Africa (continued)
Telkom	37,951	$ 94,349
Tiger Brands	20,314	305,609
Vodacom Group	75,154	618,682
Woolworths Holdings	116,498	404,241
		33,955,126
Spain–0.01%
†AmRest Holdings	9,548	108,972
		108,972
Taiwan–11.23%
Accton Technology	62,000	347,466
Acer	366,000	217,937
Advantech	41,000	413,050
Airtac International Group	14,000	217,867
ASE Technology Holding	405,000	1,124,062
Asia Cement	256,000	409,487
Asustek Computer	83,000	640,975
AU Optronics	1,014,000	339,951
Catcher Technology	77,000	583,080
Cathay Financial Holding	911,563	1,293,892
Chailease Holding	139,990	644,448
Chang Hwa Commercial Bank	642,340	486,410
Cheng Shin Rubber Industry	228,000	317,924
Chicony Electronics	74,000	219,702
China Airlines	203,000	61,353
China Development Financial Holding	1,489,000	483,303
†China Life Insurance	313,397	267,637
China Steel	1,380,000	1,100,244
Chunghwa Telecom	445,000	1,632,919
Compal Electronics	490,000	308,120
CTBC Financial Holding	2,166,000	1,618,521
Delta Electronics	228,000	1,152,283
E.Sun Financial Holding	1,223,131	1,138,385
Eclat Textile	22,000	295,760
Eva Airways	272,603	125,039
†Evergreen Marine Taiwan	307,466	127,183
Far Eastern New Century	376,000	374,407
Far EasTone Telecommunications	187,000	449,768
Feng TAY Enterprise	41,400	269,306
First Financial Holding	1,166,400	922,163
Formosa Chemicals & Fibre	411,000	1,199,670
Formosa Petrochemical	145,000	471,612
Formosa Plastics	521,000	1,734,523
Formosa Taffeta	99,000	112,947
Foxconn Technology	115,000	253,961
Fubon Financial Holding	778,000	1,204,230
Giant Manufacturing	35,000	248,691
Globalwafers	27,000	344,514
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Highwealth Construction	102,000	$ 157,541
Hiwin Technologies	28,750	269,498
Hon Hai Precision Industry	1,459,000	4,419,295
Hotai Motor	35,000	797,445
Hua Nan Financial Holdings	925,088	678,918
Innolux	990,000	275,101
Inventec	315,000	240,109
Largan Precision	12,000	2,001,534
Lite-On Technology	248,000	408,273
MediaTek	177,000	2,618,658
Mega Financial Holding	1,273,000	1,299,456
Micro-Star International	85,000	245,838
Nan Ya Plastics	603,000	1,464,403
Nanya Technology	143,000	397,845
Nien Made Enterprise	20,000	184,808
Novatek Microelectronics	68,000	496,781
Pegatron	229,000	522,521
Phison Electronics	19,000	215,815
Pou Chen	259,000	338,686
Powertech Technology	87,000	289,642
President Chain Store	67,000	679,454
Quanta Computer	316,000	677,813
Realtek Semiconductor	56,000	439,003
†Ruentex Development	46,000	69,360
†Ruentex Industries	42,000	102,979
Shanghai Commercial & Savings Bank	389,449	675,563
†Shin Kong Financial Holding	1,245,166	429,912
SinoPac Financial Holdings	1,253,000	543,383
Standard Foods	52,000	120,733
Synnex Technology International	167,000	208,910
Taishin Financial Holding	1,122,459	542,938
Taiwan Business Bank	625,550	262,933
Taiwan Cement	575,227	838,557
Taiwan Cooperative Financial Holding	1,059,420	733,328
Taiwan High Speed Rail	231,000	295,907
Taiwan Mobile	191,000	713,614
Taiwan Semiconductor Manufacturing	2,881,000	31,811,422
†Tatung	235,000	164,626
Uni-President Enterprises	565,000	1,398,505
United Microelectronics	1,303,000	715,027
Vanguard International Semiconductor	105,000	277,763
Walsin Technology	40,000	318,911
Win Semiconductors	40,000	392,301
Winbond Electronics	374,000	243,910
Wistron	332,000	313,981
Wiwynn	10,000	211,829

LVIP SSGA Emerging Markets Equity Index Fund–20

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
WPG Holdings	189,000	$ 246,519
Yageo	30,000	437,335
Yuanta Financial Holding	1,162,000	783,014
Zhen Ding Technology Holding	63,000	300,530
		85,425,017
Thailand–2.49%
Advanced Info Service NVDR	139,200	988,436
Airports of Thailand NVDR	501,500	1,241,400
B Grimm Power NVDR	97,200	170,047
Bangkok Bank NVDR	55,800	297,742
Bangkok Dusit Medical Services NVDR	1,101,800	954,937
Bangkok Expressway & Metro	893,900	324,861
Banpu NVDR	513,200	203,572
Berli Jucker NVDR	140,600	196,892
BTS Group Holdings NVDR	850,327	374,296
Bumrungrad Hospital NVDR	51,100	250,504
Central Pattana NVDR	262,500	544,056
Charoen Pokphand Foods NVDR	453,500	415,740
CP ALL NVDR	683,300	1,646,459
Electricity Generating NVDR	33,900	370,749
Energy Absolute NVDR	196,300	285,944
Global Power Synergy NVDR	87,600	250,310
Gulf Energy Development NVDR	62,400	345,209
Home Product Center NVDR	692,500	369,324
Indorama Ventures NVDR	197,000	229,600
Intouch Holdings NVDR	262,500	501,197
IRPC NVDR	1,509,700	185,096
Kasikornbank NVDR	249,778	1,257,419
Krung Thai Bank NVDR	408,700	223,640
Land & Houses NVDR	978,400	319,999
Minor International NVDR	324,300	389,224
Muangthai Capital NVDR	85,600	181,928
Osotspa NVDR	93,300	125,919
PTT NVDR	1,337,000	1,961,773
PTT Exploration & Production NVDR	162,500	674,429
PTT Global Chemical NVDR	263,800	501,243
Ratch Group NVDR	84,800	194,645
Robinson NVDR	67,700	149,073
Siam Cement NVDR	91,300	1,193,322
Siam Commercial Bank NVDR	99,300	403,799
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand (continued)
Srisawad NVDR	90,600	$ 206,672
Thai Oil NVDR	131,200	304,967
Thai Union Group NVDR	446,200	200,733
TMB Bank NVDR	2,543,400	142,445
Total Access Communication NVDR	95,000	168,618
True NVDR	1,548,700	237,172
		18,983,391
Turkey–0.49%
†Akbank	374,003	509,861
Anadolu Efes Biracilik Ve Malt Sanayii	16,128	62,571
†Arcelik	15,544	54,452
Aselsan Elektronik Sanayi Ve Ticaret	46,221	162,694
BIM Birlesik Magazalar	49,713	389,916
Eregli Demir ve Celik Fabrikalari	163,745	248,824
Ford Otomotiv Sanayi	9,671	115,178
Haci Omer Sabanci Holding	123,109	197,421
KOC Holding	88,980	303,929
TAV Havalimanlari Holding	24,908	122,174
Tupras Turkiye Petrol Rafinerileri	14,645	312,151
†Turk Hava Yollari	74,162	180,263
Turkcell Iletisim Hizmetleri	128,657	298,448
†Turkiye Garanti Bankasi	301,863	565,264
†Turkiye Is Bankasi Class C	209,567	225,807
		3,748,953
United Arab Emirates–0.57%
Abu Dhabi Commercial Bank PJSC	325,495	701,828
Aldar Properties PJSC	450,612	264,983
DP World	19,415	254,337
Dubai Islamic Bank PJSC	192,680	289,034
Emaar Malls PJSC	349,307	174,028
Emaar Properties PJSC	410,329	449,076
Emirates Telecommunications Group PJSC	203,435	906,088
First Abu Dhabi Bank PJSC	319,302	1,317,838
		4,357,212
United States–0.01%
†Titan Cement International	3,138	66,737
		66,737
Total Common Stock (Cost $611,223,350)		696,077,220

LVIP SSGA Emerging Markets Equity Index Fund–21

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS–3.28%
Brazil–2.40%
Banco Bradesco 5.83%	471,600	$ 4,261,950
Braskem 2.43%	25,400	189,574
Centrais Eletricas Brasileiras 3.65%	27,900	266,295
Cia Brasileira de Distribuicao 0.98%	18,700	408,567
Cia Energetica de Minas Gerais 4.54%	107,900	371,664
Gerdau 1.31%	127,300	635,972
Itau Unibanco Holding 5.07%	566,800	5,249,668
Itausa - Investimentos Itau 5.54%	516,600	1,816,059
Lojas Americanas 0.66%	87,100	564,087
Petroleo Brasileiro 3.32%	491,400	3,711,561
Telefonica Brasil 4.61%	52,400	757,368
		18,232,765
Chile–0.06%
Embotelladora Andina 4.65%	48,781	141,358
Sociedad Quimica y Minera de Chile 3.67%	13,375	357,725
		499,083
Colombia–0.13%
Bancolombia 2.32%	52,880	738,159
Grupo Aval Acciones y Valores 4.04%	522,064	232,135
		970,294
Republic of Korea–0.60%
†Amorepacific	673	51,996
Hyundai Motor 4.82%	4,270	292,930
Hyundai Motor 5.31%	2,902	179,741
†LG Chem 1.04%	900	134,449
†LG Household & Health Care 1.35%	263	175,223
Samsung Electronics 2.76%	96,246	3,768,208
		4,602,547
Russia–0.09%
Surgutneftegas PJSC	811,200	493,062
Transneft PJSC 6.44%	63	179,409
		672,471
Total Preferred Stocks (Cost $22,521,464)		24,977,160
	Number of Shares	Value (U.S. $)
RIGHTS–0.00%
Brazil–0.00%
†Lojas Americanas expiration date 1/8/20	840	$ 1,963
		1,963
Hong Kong–0.00%
=†Legend Holdings expiration date 5/23/19	3,761	0
		0
India–0.00%
†Piramal Enterprises expiration date 1/20/20	1,387	4,344
		4,344
Total Rights (Cost $0)		6,307
WARRANTS–0.00%
Thailand–0.00%
†Bts Group Holdings exp 2/16/21 exercise price THB 0.0000	85,033	0
†Minor International exp 9/30/21 exercise price THB 43.0000	13,560	1,453
Total Warrants (Cost $0)		1,453

MONEY MARKET FUND–4.13%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 1.53%)	31,390,570	31,390,570
Total Money Market Fund (Cost $31,390,570)		31,390,570

TOTAL INVESTMENTS–98.88% (Cost $665,135,384)	752,452,710
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.12%	8,560,245
NET ASSETS APPLICABLE TO 65,965,808 SHARES OUTSTANDING–100.00%	$761,012,955
LVIP SSGA Emerging Markets Equity Index Fund–22

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND STANDARD CLASS ($757,109,949 / 65,627,044 Shares)	$11.537
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND SERVICE CLASS ($3,903,006 / 338,764 Shares)	$11.521
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$676,757,310
Distributable earnings/(accumulated loss)	84,255,645
TOTAL NET ASSETS	$761,012,955

Δ Securities have been classified by country of origin.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
★ Includes $1,625,000 cash collateral held at broker for futures contracts, $96,844 variation margin due from broker on futures contracts, $150,688 payable for fund shares redeemed, $211,266 other accrued expenses payable, $354,388 due to manager and affiliates and $686,576 foreign capital gain taxes payable as of December 31, 2019.

The following futures contracts and swap contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
625	E-mini MSCI Emerging Markets Index	$35,006,250	$33,087,055	3/20/20	$1,919,195	$—
Swap Contract
Total Return Swap (TRS) Contract
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Rate Paid	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
HSBC- MSCI China A Index[4]	5,321,697	1.00%	10/16/20	$430,106	$430,106	$—
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] The MSCI China A Index captures large and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges. The index is designed for international investors and is calculated using China A Stock Connect listings based on the offshore RMB exchange rate (CNH).

LVIP SSGA Emerging Markets Equity Index Fund–23

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
CMPC–Coût Moyen Pondéré du Capital
COPEC–Compañia de Petroleos de Chile
GDR–Global Depository Receipt
HSBC–Hong Kong and Shanghai Banking Corporation
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
PQSC–Private Qatar Share Holding Company
QSC–Qatari Shareholding Company
REIT–Real Estate Investment Trust
THB–Thailand Baht
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–24

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$21,277,544
Interest	321,679
Foreign taxes withheld	(2,184,560)
19,414,663
EXPENSES:
Management fees	2,107,671
Custodian fees	309,131
Index fees	241,419
Shareholder servicing fees	179,772
Accounting and administration expenses	120,205
Professional fees	78,702
Reports and statements to shareholders	66,662
Interest expense	18,695
Trustees’ fees and expenses	15,953
Pricing fees	9,505
Distribution fees-Service Class	5,331
Consulting fees	1,862
Other	6,049
3,160,957
Less:
Expenses reimbursed	(37,415)
Total operating expenses	3,123,542
NET INVESTMENT INCOME	16,291,121
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	(2,301,351)
Foreign currencies	(587,773)
Futures contracts	1,267,206
Swap contracts	1,060,743
Net realized loss	(561,175)
Net change in unrealized appreciation (depreciation) of:
Investments**	81,280,686
Foreign currencies	88,051
Futures contracts	2,019,577
Swap contracts	505,808
Net change in unrealized appreciation (depreciation)	83,894,122
NET REALIZED AND UNREALIZED GAIN	83,332,947
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,624,068

*	Includes $74,869 capital gains taxes paid.
**	Includes $355,645 change in capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund
Statements of Changes in Net Assets
	Year Ended	11/1/18* to
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 16,291,121	$ 1,712,527
Net realized loss	(561,175)	(1,783,908)
Net change in unrealized appreciation (depreciation)	83,894,122	5,182,167
Net increase in net assets resulting from operations	99,624,068	5,110,786
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(19,721,236)	(664,781)
Service Class	(93,167)	(25)
	(19,814,403)	(664,806)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	342,490,956	635,776,726
Service Class	4,943,614	210,778
Reinvestment of dividends and distributions:
Standard Class	19,721,236	664,781
Service Class	93,167	25
	367,248,973	636,652,310
Cost of shares redeemed:
Standard Class	(315,676,272)	(9,947,112)
Service Class	(1,519,901)	(688)
	(317,196,173)	(9,947,800)
Increase in net assets derived from capital share transactions	50,052,800	626,704,510
NET INCREASE IN NET ASSETS	129,862,465	631,150,490
NET ASSETS:
Beginning of year	631,150,490	—
End of year	$ 761,012,955	$631,150,490

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–25

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund Standard Class
	Year Ended12/31/19	11/1/18 [1] to12/31/18

Net asset value, beginning of period	$ 10.074	$ 10.000
Income from investment operations:
Net investment income[2]	0.287	0.028
Net realized and unrealized gain	1.491	0.057
Total from investment operations	1.778	0.085
Less dividends and distributions from:
Net investment income	(0.268)	(0.003)
Net realized gain	(0.047)	(0.008)
Total dividends and distributions	(0.315)	(0.011)
Net asset value, end of period	$ 11.537	$ 10.074
Total return[3]	17.75%	0.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$757,110	$630,939
Ratio of expenses to average net assets	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.51%	0.51%
Ratio of net investment income to average net assets	2.63%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.62%	1.61%
Portfolio turnover	52%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–26

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund Service Class
	Year Ended12/31/19	11/1/18 [1] to12/31/18

Net asset value, beginning of period	$ 10.072	$ 10.000
Income from investment operations:
Net investment income[2]	0.259	0.020
Net realized and unrealized gain	1.488	0.061
Total from investment operations	1.747	0.081
Less dividends and distributions from:
Net investment income	(0.251)	(0.001)
Net realized gain	(0.047)	(0.008)
Total dividends and distributions	(0.298)	(0.009)
Net asset value, end of period	$ 11.521	$ 10.072
Total return[3]	17.46%	0.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,903	$ 211
Ratio of expenses to average net assets	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.76%
Ratio of net investment income to average net assets	2.38%	1.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.37%	1.36%
Portfolio turnover	52%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–27

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Total return swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on the Fund's federal income tax return through the year ended December 31, 2019 and for open tax year ended December 31, 2018, and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Emerging Markets Equity Index Fund–28

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.34% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.50% of the average daily net assets for the Standard Class and 0.75% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 37,415	$ 37,415
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$34,865
Legal	6,938
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP SSGA Emerging Markets Equity Index Fund–29

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $49,973 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$275,349
Distribution fees payable to LFD	775
Printing and mailing fees payable to Lincoln Life	59,835
Shareholder servicing fees payable to Lincoln Life	18,429
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$333,858,387
Sales	313,388,178
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$671,288,226
Aggregate unrealized appreciation of investments and derivatives	$ 95,518,970
Aggregate unrealized depreciation of investments and derivatives	(14,354,486)
Net unrealized appreciation of investments and derivatives	$ 81,164,484
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Emerging Markets Equity Index Fund–30

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 1,238,433	$ —	$ —	$ 1,238,433
Brazil	—	36,140,944	—	36,140,944
Chile	2,086,709	2,897,024	—	4,983,733
China	210,318,997	—	37,859	210,356,856
Colombia	—	1,746,416	—	1,746,416
Czech Republic	424,253	549,857	—	974,110
Egypt	956,904	—	—	956,904
Greece	2,077,231	—	—	2,077,231
Hong Kong	30,408,662	—	1,150	30,409,812
Hungary	355,453	1,849,452	—	2,204,905
India	63,006,333	—	—	63,006,333
Indonesia	—	14,006,641	—	14,006,641
Luxembourg	366,579	—	—	366,579
Malaysia	13,184,646	—	—	13,184,646
Mexico	16,687,087	—	—	16,687,087
Peru	2,484,799	—	—	2,484,799
Philippines	2,473,949	4,568,628	471	7,043,048
Poland	1,133,567	5,230,804	—	6,364,371
Qatar	6,777,271	—	—	6,777,271
Republic of Korea	1,106,004	79,803,516	136,873	81,046,393
Romania	393,770	—	—	393,770
Russia	27,218,662	753,127	—	27,971,789
Saudi Arabia	19,009,741	—	—	19,009,741
South Africa	33,955,126	—	—	33,955,126
Spain	108,972	—	—	108,972
Taiwan	85,425,017	—	—	85,425,017
Thailand	—	18,983,391	—	18,983,391
Turkey	3,748,953	—	—	3,748,953
United Arab Emirates	4,357,212	—	—	4,357,212
United States	66,737	—	—	66,737
Preferred Stocks
Brazil	—	18,232,765	—	18,232,765
Chile	141,358	357,725	—	499,083
Colombia	—	970,294	—	970,294
Republic of Korea	—	4,602,547	—	4,602,547
Russia	493,062	179,409	—	672,471
Rights	1,963	4,344	—	6,307
Warrants	—	1,453	—	1,453
LVIP SSGA Emerging Markets Equity Index Fund–31

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$ 31,390,570	$ —	$ —	$ 31,390,570
Total Investments	$561,398,020	$190,878,337	$176,353	$752,452,710
Derivatives:

Assets:
Futures Contract	$1,919,195	$ —	$—	$1,919,195
Swap Contract	$ —	$430,106	$—	$ 430,106
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2019, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, passive foreign investment companies and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2019 and the period ended December 31, 2018 was as follows:
	Year Ended	11/1/18* to
	12/31/19	12/31/18
Ordinary income	$19,814,403	$664,806

*	Date of commencement of operations.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 3,253,239
Undistributed long-term capital gains	426,265
Net unrealized appreciation	80,576,141
Distributable earnings/(accumulated loss)	$84,255,645
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
In 2019, the Fund utilized $334,475 of capital loss carryforwards.
LVIP SSGA Emerging Markets Equity Index Fund–32

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended	11/1/18 * to
	12/31/19	12/31/18
Shares sold:
Standard Class	30,932,234	63,540,996
Service Class	452,507	21,062
Shares reinvested:
Standard Class	1,775,026	64,724
Service Class	8,399	3
	33,168,166	63,626,785
Shares redeemed:
Standard Class	(29,708,135)	(977,801)
Service Class	(143,138)	(69)
	(29,851,273)	(977,870)
Net increase	3,316,893	62,648,915

*	Date of commencement of operations.
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Swap Contracts–The Fund enters into total return swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
LVIP SSGA Emerging Markets Equity Index Fund–33

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2019, the Fund used total return swap contracts to gain exposure to markets the Fund invests in and to preserve a return or spread on portfolio investments.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,919,195	Receivables and other assets net of liabilities	$—
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	430,106	Receivables and other assets net of liabilities	—
Total		$2,349,301		$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,267,206	$2,019,577
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	1,060,743	505,808
Total		$2,327,949	$2,525,385
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$18,888,568	$—
Total return swap contracts (average notional value)	7,813,822	—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
LVIP SSGA Emerging Markets Equity Index Fund–34

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
At December 31, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Hong Kong Shanghai Bank	$430,106	$—	$430,106
Total	$430,106	$—	$430,106

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Hong Kong Shanghai Bank	$430,106	$—	$—	$—	$—	$430,106
Total	$430,106	$—	$—	$—	$—	$430,106

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–35

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Emerging Markets Equity Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA Emerging Markets Equity Index Fund–36

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board
LVIP SSGA Emerging Markets Equity Index Fund–37

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
considered that the Fund’s net expense ratio was lower than the median net expense ratio of the Morningstar peer group and that the peer group contained a limited number of funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund commenced operations in November 2018 and that LIAC had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s first quarter 2019 return compared to the quarterly average return of funds included in the Morningstar Diversified Emerging Markets funds category. The Board considered that the Fund commenced operations in November 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the Fund had commenced operations in November 2018. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that approval of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Emerging Markets Equity Index Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Emerging Markets Equity Index Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA Emerging Markets Equity Index Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Emerging Markets Equity Index Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Emerging Markets Equity Index Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Emerging Markets Equity Index Fund–43

LVIP SSGA Funds
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Small-Mid Cap 200 Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Developed International 150 Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 15.42% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 22.01%.
Value and Size factors exhibited negative performance globally in 2019. Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Size had a positive fourth quarter, but it wasn’t enough to lift the factor from the poor performance during the year. The Value factor was negative throughout most of the year. However, a sharp Value/Momentum rotation occurred in September, which brought positive returns for the factor but not enough to reverse the negative course prior to September for the 2019 calendar year. Since the Fund targeted these factors during the period, Fund performance during the period was negatively affected and its performance lagged the cap-weighted Index.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted approximately 2bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Fortescue Metals Group, Barratt Developments, and Tokyo Electron Ltd. The top negative contributors to the Fund’s performance during the period were Tokyo Electric Power Company Holdings, Konica Minolta, and Centrica.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Keith Richardson
Juan Acevedo
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Developed International 150 Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,509 for the Standard Class shares and to $16,102 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,085. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 15.42%
Five Years	+ 4.89%
Ten Years	+ 5.14%
Service Class Shares
One Year	+ 15.13%
Five Years	+ 4.63%
Ten Years	+ 4.88%
1. The MSCI EAFE® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA Funds–1

LVIP SSGA Emerging Markets 100 Fund
2019 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 7.61% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned 18.42%.
Value and Size factors exhibited negative performance in 2019 within Emerging Markets. Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. The Value and size factors were negative throughout most of the year. However, a sharp Value/Momentum rotation occurred in September, which brought positive returns for the factor but not enough to reverse the negative course prior to September for the 2019 calendar year. Since the Fund targeted these factors during the period, Fund performance during the period was negatively affected and its performance lagged the cap-weighted Index.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted approximately 4bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Gazprom PJSC, United Microelectronics Corp, and Shimao Property Holdings Limited. The top negative contributors to the Fund’s performance during the period were Truworths International Limited, E-MART inc., and Cencosud S.A.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Amy Cheng
Thomas Coleman
Lisa Hobart
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets 100 Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,864 for the Standard Class shares and to $12,545 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,349. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 7.61%
Five Years	+ 2.27%
Ten Years	+ 2.55%
Service Class Shares
One Year	+ 7.35%
Five Years	+ 2.02%
Ten Years	+ 2.29%
1. The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA Funds–2

LVIP SSGA Large Cap 100 Fund
2019 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 27.29% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the S&P 500® Index1, returned 31.49%.
Value and Size factors exhibited negative performance domestically in 2019. Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Size had a positive fourth quarter, but it wasn’t enough to lift the factor from the poor performance during the year. The Value factor was negative throughout most of the year. However, a sharp Value/Momentum rotation occurred in September, which brought positive returns for the factor but not enough to reverse the negative course prior to September for the 2019 calendar year. Since the Fund targeted these factors during the period, Fund performance during the period was negatively affected and its performance lagged the cap-weighted Index.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted approximately 1bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Lam Research Corporation, Target Corporation, and Leidos Holdings, Inc. The top negative contributors to the Fund’s performance during the period were Occidental Petroleum Corporation, DXC Technology, and Mylan MV.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
John Law
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap 100 Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $33,785 for the Standard Class shares and to $32,955 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $35,667. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 27.29%
Five Years	+ 9.26%
Ten Years	+ 12.95%
Service Class Shares
One Year	+ 26.99%
Five Years	+ 8.99%
Ten Years	+ 12.67%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Funds–3

LVIP SSGA Small-Mid Cap 200 Fund
2019 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 19.83% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 2000® Index1, returned 25.52%.
Value and Size factors exhibited negative performance domestically in 2019. Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Size had a positive fourth quarter, but it wasn’t enough to lift the factor from the poor performance during the year. The Value factor was negative throughout most of the year. However, a sharp Value/Momentum rotation occurred in September, which brought positive returns for the factor but not enough to reverse the negative course prior to September for the 2019 calendar year. Since the Fund targeted these factors during the period, Fund performance during the period was negatively affected and its performance lagged the cap-weighted Index.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures added approximately 1bps to Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Ultra Clean Holdings, Sonic Automotive Class A, and Aircastle Limited. The top negative contributors to the Fund’s performance during the McDermott International, Acorda Therapeutics, and Assertio Therapeutics.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
Lisa Hobart
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Mid Cap 200 Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,656 for the Standard Class shares and to $25,997 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $30,580. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 19.83%
Five Years	+ 5.97%
Ten Years	+ 10.30%
Service Class Shares
One Year	+ 19.52%
Five Years	+ 5.70%
Ten Years	+ 10.03%
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000®Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP SSGA Funds–4

LVIP SSGA Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP SSGA Developed International 150 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,068.40	0.39%	$2.03
Service Class Shares	1,000.00	1,067.10	0.64%	3.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.39%	$1.99
Service Class Shares	1,000.00	1,022.00	0.64%	3.26
LVIP SSGA Emerging Markets 100 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,029.20	0.49%	$2.51
Service Class Shares	1,000.00	1,027.90	0.74%	3.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.80	0.49%	$2.50
Service Class Shares	1,000.00	1,021.50	0.74%	3.77

LVIP SSGA Funds–5

LVIP SSGA Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP SSGA Large Cap 100 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,098.50	0.36%	$1.90
Service Class Shares	1,000.00	1,097.20	0.61%	3.22
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11
LVIP SSGA Small-Mid Cap 200 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,094.90	0.41%	$2.16
Service Class Shares	1,000.00	1,093.50	0.66%	3.48
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.41%	$2.09
Service Class Shares	1,000.00	1,021.80	0.66%	3.36

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA Funds–6

LVIP SSGA Developed International 150 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Security Type/Country	Percentage of Net Assets
Common Stock	95.68%
Australia	4.49%
Canada	1.46%
Denmark	0.56%
Finland	0.77%
France	13.04%
Germany	6.46%
Hong Kong	4.09%
Italy	1.95%
Japan	37.76%
Netherlands	3.74%
Norway	0.83%
Singapore	2.24%
Spain	2.50%
Sweden	1.36%
Switzerland	2.68%
United Kingdom	11.75%
Preferred Stocks	2.23%
Rights	0.02%
Money Market Fund	1.40%
Total Investments	99.33%
Receivables and Other Assets Net of Liabilities	0.67%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.77%
Airlines	1.88%
Auto Components	2.08%
Automobiles	6.43%
Banks	10.55%
Beverages	0.66%
Building Products	1.39%
Capital Markets	2.04%
Chemicals	4.87%
Commercial Services & Supplies	0.76%
Construction & Engineering	2.02%
Diversified Financial Services	0.72%
Diversified Telecommunication Services	2.60%
Electric Utilities	1.62%
Electrical Equipment	0.66%
Electronic Equipment, Instruments & Components	0.82%
Equity Real Estate Investment Trusts	3.96%
Food & Staples Retailing	2.38%
Sector	Percentage of Net Assets
Food Products	2.95%
Health Care Equipment & Supplies	0.08%
Health Care Providers & Services	3.09%
Hotels, Restaurants & Leisure	0.78%
Household Durables	1.64%
Household Products	0.66%
Independent Power and Renewable Electricity Producers	0.61%
Industrial Conglomerates	1.82%
Insurance	3.37%
IT Services	1.59%
Machinery	3.31%
Media	1.46%
Metals & Mining	3.25%
Multiline Retail	0.53%
Multi-Utilities	2.50%
Oil, Gas & Consumable Fuels	3.34%
Paper & Forest Products	0.77%
Pharmaceuticals	3.46%
Professional Services	1.56%
Real Estate Management & Development	1.67%
Road & Rail	0.73%
Semiconductors & Semiconductor Equipment	1.72%
Specialty Retail	0.61%
Technology Hardware, Storage & Peripherals	3.01%
Tobacco	1.71%
Trading Companies & Distributors	4.00%
Wireless Telecommunication Services	1.50%
Total	97.93%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Tokyo Electron	0.93%
KDDI	0.85%
Fujitsu	0.84%
Orkla	0.84%
WPP	0.83%
Sekisui House	0.82%
Barratt Developments	0.82%
Hitachi	0.82%
Standard Lifeerdeen	0.81%
BNP Paribas	0.81%
Total	8.37%

LVIP SSGA Funds–7

LVIP SSGA Developed International 150 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
IT–Information Technology
LVIP SSGA Funds–8

LVIP SSGA Emerging Markets 100 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Security Type/Country	Percentage of Net Assets
Common Stock	96.27%
Brazil	3.56%
Chile	0.75%
China	11.77%
Hong Kong	15.33%
Hungary	1.14%
India	2.46%
Indonesia	1.08%
Malaysia	1.88%
Mexico	2.01%
Republic of Korea	18.97%
Russia	6.36%
South Africa	6.85%
Taiwan	15.74%
Thailand	1.97%
Turkey	4.43%
United Arab Emirates	1.97%
Preferred Stocks	2.19%
Money Market Fund	0.81%
Total Investments	99.27%
Receivables and Other Assets Net of Liabilities	0.73%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Automobiles	6.18%
Banks	17.39%
Beverages	0.93%
Capital Markets	0.79%
Chemicals	3.43%
Construction & Engineering	1.69%
Construction Materials	2.59%
Diversified Consumer Services	1.02%
Diversified Financial Services	1.08%
Diversified Telecommunication Services	3.76%
Electric Utilities	1.02%
Electronic Equipment, Instruments & Components	2.62%
Equity Real Estate Investment Trusts	1.89%
Food & Staples Retailing	1.44%
Food Products	3.82%
Gas Utilities	0.80%
Health Care Providers & Services	0.85%
Hotels, Restaurants & Leisure	0.86%
Household Durables	0.92%
Sector	Percentage of Net Assets
Independent Power and Renewable Electricity Producers	2.68%
Industrial Conglomerates	4.46%
Insurance	4.10%
Machinery	0.96%
Metals & Mining	3.59%
Multiline Retail	1.12%
Oil, Gas & Consumable Fuels	7.15%
Personal Products	0.82%
Pharmaceuticals	3.80%
Real Estate Management & Development	2.24%
Semiconductors & Semiconductor Equipment	2.77%
Specialty Retail	0.76%
Technology Hardware, Storage & Peripherals	3.35%
Textiles, Apparel & Luxury Goods	1.05%
Tobacco	0.86%
Transportation Infrastructure	0.80%
Wireless Telecommunication Services	4.87%
Total	98.46%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Gazprom ADR	1.74%
United Microelectronics	1.42%
Shimao Property Holdings	1.39%
China National Building Material Class H	1.37%
Nanya Technology	1.35%
Aspen Pharmacare Holdings	1.34%
Pegatron	1.34%
VTB Bank PJSC	1.32%
Hypera	1.32%
Sberbank of Russia PJSC	1.27%
Total	13.86%

ADR–American Depositary Receipt
PJSC–Public Joint Stock Company
LVIP SSGA Funds–9

LVIP SSGA Large Cap 100 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.77%
Aerospace & Defense	2.03%
Air Freight & Logistics	0.78%
Airlines	1.05%
Auto Components	0.93%
Automobiles	1.88%
Banks	7.98%
Beverages	0.81%
Biotechnology	2.07%
Building Products	1.01%
Capital Markets	2.19%
Chemicals	1.94%
Communications Equipment	1.65%
Consumer Finance	2.20%
Containers & Packaging	1.04%
Diversified Telecommunication Services	3.02%
Electric Utilities	6.17%
Electrical Equipment	1.07%
Electronic Equipment, Instruments & Components	0.77%
Energy Equipment & Services	0.84%
Equity Real Estate Investment Trusts	7.82%
Food & Staples Retailing	0.85%
Food Products	3.84%
Health Care Equipment & Supplies	1.12%
Health Care Providers & Services	8.09%
Hotels, Restaurants & Leisure	1.84%
Household Durables	2.18%
Insurance	3.02%
IT Services	2.78%
Machinery	5.26%
Media	1.91%
Metals & Mining	0.89%
Multiline Retail	2.15%
Oil, Gas & Consumable Fuels	4.27%
Pharmaceuticals	1.47%
Professional Services	0.68%
Semiconductors & Semiconductor Equipment	9.28%
Technology Hardware, Storage & Peripherals	2.11%
Textiles, Apparel & Luxury Goods	0.78%
Total Investments	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Target	1.47%
Lam Research	1.46%
Leidos Holdings	1.39%
Applied Materials	1.37%
Skyworks Solutions	1.31%
KeyCorp	1.21%
PNC Financial Services Group	1.20%
CVS Health	1.19%
Western Digital	1.18%
Citigroup	1.17%
Total	12.95%

IT–Information Technology

LVIP SSGA Funds–10

LVIP SSGA Small-Mid Cap 200 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.92%
Aerospace & Defense	0.38%
Air Freight & Logistics	0.27%
Airlines	1.68%
Auto Components	1.05%
Banks	3.72%
Biotechnology	2.76%
Building Products	1.59%
Capital Markets	1.04%
Chemicals	0.95%
Commercial Services & Supplies	1.89%
Communications Equipment	1.17%
Construction & Engineering	1.03%
Consumer Finance	1.08%
Containers & Packaging	0.51%
Electric Utilities	0.47%
Electronic Equipment, Instruments & Components	8.21%
Energy Equipment & Services	0.61%
Equity Real Estate Investment Trusts	6.92%
Food & Staples Retailing	1.68%
Food Products	0.51%
Health Care Equipment & Supplies	1.20%
Health Care Providers & Services	6.41%
Household Durables	5.37%
Household Products	0.54%
Independent Power and Renewable Electricity Producers	1.19%
Insurance	0.93%
Interactive Media & Services	0.26%
IT Services	2.07%
Life Sciences Tools & Services	1.11%
Machinery	3.20%
Media	1.47%
Metals & Mining	1.96%
Mortgage Real Estate Investment Trusts (REITs)	9.82%
Multiline Retail	0.72%
Oil, Gas & Consumable Fuels	2.77%
Paper & Forest Products	0.52%
Pharmaceuticals	2.63%
Professional Services	0.56%
Road & Rail	0.43%
Semiconductors & Semiconductor Equipment	5.34%
Software	0.47%
Specialty Retail	5.85%
Technology Hardware, Storage & Peripherals	0.55%
Tobacco	0.45%
Security Type/Sector	Percentage of Net Assets
Trading Companies & Distributors	4.08%
Transportation Infrastructure	0.50%
Money Market Fund	1.72%
Total Investments	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Sonic Automotive Class A	1.04%
Ultra Clean Holdings	1.02%
Anika Therapeutics	0.82%
Photronics	0.80%
Ingles Markets Class A	0.80%
Anixter International	0.78%
Comtech Telecommunications	0.78%
KBR	0.77%
Select Medical Holdings	0.77%
Group 1 Automotive	0.77%
Total	8.35%

IT–Information Technology

LVIP SSGA Funds–11

LVIP SSGA Developed International 150 Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–95.68%
Australia–4.49%
AGL Energy	402,671	$ 5,801,252
Aurizon Holdings	1,959,472	7,191,561
Scentre Group	2,175,270	5,846,478
Sonic Healthcare	361,942	7,302,292
South32	2,316,037	4,388,253
Stockland	2,346,706	7,608,220
Vicinity Centres	3,467,907	6,059,673
		44,197,729
Canada–1.46%
Power Corp of Canada	273,916	7,055,940
Power Financial	271,450	7,303,887
		14,359,827
Denmark–0.56%
Danske Bank	341,834	5,530,291
		5,530,291
Finland–0.77%
Stora Enso Class R	519,927	7,565,343
		7,565,343
France–13.04%
Atos	65,137	5,430,129
AXA	250,877	7,066,173
BNP Paribas	134,627	7,977,916
Bouygues	176,756	7,510,361
Cie de Saint-Gobain	180,008	7,369,896
Covivio	59,528	6,757,383
Creditricole	533,154	7,729,652
Danone	82,745	6,859,033
Electricite de France	451,756	5,030,862
Engie	422,944	6,831,594
Klepierre	182,505	6,929,632
Natixis	1,212,929	5,385,027
Orange	387,095	5,696,762
Renault	97,836	4,628,944
Sanofi	71,445	7,182,134
Societe Generale	219,499	7,636,266
Suez	474,756	7,181,218
Unibail-Rodamco-Westfield	36,663	5,784,215
Valeo	214,030	7,540,833
†Worldline	26,361	1,867,291
		128,395,321
Germany–6.46%
BASF	85,402	6,433,898
Bayer	94,485	7,681,309
Bayerische Motoren Werke	80,388	6,584,234
Covestro	118,183	5,499,064
Daimler	110,482	6,107,919
Deutsche Lufthansa	283,338	5,215,430
Evonik Industries	231,385	7,067,031
Fresenius & Co.	121,007	6,809,481
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Fresenius Medical Care & Co.	81,584	$ 6,006,853
ProSiebenSat.1 Media	398,564	6,218,733
		63,623,952
■Hong Kong–4.09%
CK Hutchison Holdings	588,514	5,611,513
Henderson Land Development	1,138,300	5,587,564
Hongkong Land Holdings	866,000	4,979,500
Jardine Matheson Holdings	97,900	5,443,240
Power Assets Holdings	920,000	6,729,720
WH Group	5,831,500	6,024,354
Wheelock & Co.	877,000	5,846,817
		40,222,708
Italy–1.95%
Eni	354,621	5,507,700
Intesa Sanpaolo	2,594,600	6,834,664
Mediobanca Banca di Credito Finanziario	626,237	6,895,202
		19,237,566
Japan–37.76%
AGC	175,800	6,286,248
Aisin Seiki	166,100	6,152,291
Alfresa Holdings	220,100	4,471,336
Asahi Group Holdings	142,500	6,500,919
Astellas Pharma	409,400	6,988,451
Brother Industries	339,300	7,007,643
Canon	216,144	5,915,530
Dai Nippon Printing	277,500	7,505,693
Electric Power Development	249,300	6,051,151
FUJIFILM Holdings	135,300	6,461,368
Fujitsu	88,400	8,314,535
Hitachi	191,026	8,060,483
Honda Motor	227,200	6,430,109
Idemitsu Kosan	166,300	4,595,154
ITOCHU	336,317	7,794,709
Japan Airlines	177,400	5,523,505
Japan Tobacco	250,646	5,588,540
JFE Holdings	352,800	4,526,929
JXTG Holdings	1,244,800	5,649,621
Kajima	414,400	5,509,523
KDDI	280,200	8,360,144
Komatsu	259,400	6,225,972
Konica Minolta	634,900	4,135,793
Marubeni	859,916	6,353,378
Medipal Holdings	263,200	5,808,922
Mitsubishi	212,300	5,624,115
Mitsubishi Chemical Holdings	839,800	6,257,500
LVIP SSGA Funds–12

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Mitsubishi Electric	477,300	$ 6,498,766
Mitsubishi UFJ Financial Group	1,215,400	6,570,858
Mitsui & Co.	383,600	6,818,690
Mitsui Chemicals	247,700	6,033,799
Mizuho Financial Group	3,937,700	6,065,706
NGK Insulators	407,500	7,088,875
Nippon Steel	344,600	5,194,127
Nippon Telegraph & Telephone	288,000	7,278,822
Nissan Motor	728,862	4,223,563
NSK	667,700	6,311,899
Obayashi	615,700	6,838,371
ORIX	428,500	7,100,829
Resona Holdings	1,385,834	6,040,196
Rohm	97,600	7,787,410
Seiko Epson	408,300	6,164,865
Sekisui House	379,355	8,101,069
Seven & i Holdings	159,500	5,846,537
Showa Denko	180,000	4,743,992
Subaru	253,300	6,274,198
Sumitomo	427,600	6,351,285
Sumitomo Chemical	1,279,600	5,810,108
Sumitomo Electric Industries	455,400	6,839,268
Sumitomo Heavy Industries	187,900	5,337,263
Sumitomo Metal Mining	207,100	6,668,618
Sumitomo Mitsui Financial Group	172,600	6,375,042
Takeda Pharmaceutical	146,800	5,806,262
†Tokyo Electric Power	985,500	4,218,485
Tokyo Electron	41,900	9,148,025
Tosoh	394,000	6,069,880
Toyota Motor	102,382	7,213,986
Toyota Tsusho	184,600	6,484,558
Yamaha Motor	318,100	6,372,490
		371,777,404
Netherlands–3.74%
ABN AMRO Group CVA	285,453	5,193,524
ING Groep	533,228	6,392,726
Koninklijke Ahold Delhaize	236,148	5,905,660
NN Group	153,375	5,818,418
Randstad	125,308	7,651,976
Royal Dutch Shell Class B	197,546	5,860,086
		36,822,390
Norway–0.83%
Orkla	810,785	8,222,016
		8,222,016
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore–2.24%
Keppel	1,373,878	$ 6,915,613
Singapore Telecommunications	2,877,900	7,211,066
Wilmar International	2,582,858	7,912,097
		22,038,776
Spain–2.50%
Banco Bilbao Vizcaya Argentaria	1,075,147	6,009,460
Banco de Sabadell	6,249,572	7,290,551
Banco Santander	1,343,195	5,619,848
Repsol	366,764	5,730,790
		24,650,649
Sweden–1.36%
Nordea Bank	703,673	5,692,842
SKF Class B	379,201	7,677,424
		13,370,266
Switzerland–2.68%
Adecco Group	122,124	7,720,949
†Alcon	13,580	769,193
†Glencore	1,544,238	4,814,078
Novartis	67,255	6,368,347
†UBS Group (New York Shares)	529,890	6,686,887
		26,359,454
United Kingdom–11.75%
Aegon	1,294,271	5,904,404
BAE Systems	1,017,558	7,612,697
Barratt Developments	815,461	8,064,471
BHP Group	270,546	6,367,432
BP	860,669	5,376,438
British American Tobacco	154,283	6,603,998
BT Group	2,106,064	5,368,483
Centrica	4,030,164	4,767,150
easyJet	413,188	7,796,413
Imperial Brands	185,744	4,598,422
J Sainsbury	2,010,503	6,122,494
Kingfisher	2,082,779	5,986,702
Marks & Spencer Group	1,850,791	5,234,075
Standard Lifeerdeen	1,842,993	8,009,670
TUI	609,016	7,694,328
Vodafone Group	3,301,260	6,417,592
Wm Morrison Supermarkets	2,118,577	5,606,921
WPP	580,399	8,199,214
		115,730,904
Total Common Stock (Cost $943,925,260)		942,104,596

LVIP SSGA Funds–13

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS–2.23%
Germany–2.23%
Henkel & Co. 1.99%	63,308	$ 6,539,745
Porsche Automobil Holding 3.24%	101,224	7,510,639
Volkswagen 2.67%	40,279	7,928,452
Total Preferred Stocks (Cost $20,449,528)		21,978,836
RIGHTS–0.02%
Spain–0.02%
†Repsol expiration date 1/21/20	366,764	174,022
Total Rights (Cost $173,314)		174,022

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.40%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 1.53%)	13,773,387	$ 13,773,387
Total Money Market Fund (Cost $13,773,387)		13,773,387

TOTAL INVESTMENTS–99.33% (Cost $978,321,489)	978,030,841
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.67%	6,578,927
NET ASSETS APPLICABLE TO 120,742,314 SHARES OUTSTANDING–100.00%	$984,609,768
NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($835,301,952 / 102,440,891 Shares)	$8.154
NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($149,307,816 / 18,301,423 Shares)	$8.158
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$992,127,116
Distributable earnings/(accumulated loss)	(7,517,348)
TOTAL NET ASSETS	$984,609,768

Δ Securities have been classified by country of origin.
† Non-income producing.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
★ Includes $940,500 cash collateral held at broker for futures contracts, $106,581 variation margin due from broker on futures contracts, $254,832 payable for fund shares redeemed, $166,454 other accrued expenses payable and $325,008 due to manager and affiliates as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
209	E-mini MSCI EAFE Index	$21,281,425	$20,741,287	3/20/20	$540,138	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP SSGA Funds–14

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
CVA–Dutch Certificate
EAFE–Europe Australasia Far East
MSCI–Morgan Stanley Capital International
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–15

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–96.27%
Brazil–3.56%
Cogna Educacao	2,144,000	$ 6,122,166
Hypera	891,200	7,928,399
TIM Participacoes	1,894,700	7,411,918
		21,462,483
Chile–0.75%
Cencosud	3,406,238	4,488,467
		4,488,467
China–11.77%
Agricultural Bank of China Class H	12,695,000	5,588,061
Bank of China Class H	12,834,100	5,484,588
Beijing Enterprises Holdings	1,053,000	4,831,019
CGN Power Class H	20,877,000	5,572,701
China CITIC Bank Class H	9,033,000	5,413,563
China Petroleum & Chemical Class H	7,216,000	4,343,139
China Resources Cement Holdings	5,792,000	7,373,515
China Resources Power Holdings	3,894,238	5,467,316
China Shenhua Energy Class H	2,389,500	4,992,244
CITIC	4,015,000	5,368,928
Fosun International	3,782,000	5,513,586
Hengan International Group	690,000	4,914,467
Industrial & Commercial Bank of China Class H	7,881,000	6,068,298
		70,931,425
■Hong Kong–15.33%
Bank of Communications Class H	7,171,000	5,098,282
Brilliance China Automotive Holdings	6,314,000	6,547,120
China Cinda Asset Management Class H	21,063,809	4,784,588
China Communications Construction Class H	5,612,000	4,573,258
China Construction Bank Class H	6,768,000	5,845,340
China Merchants Port Holdings	2,860,996	4,839,127
China Mobile	573,500	4,820,688
China National Building Material Class H	7,398,000	8,259,769
China Telecom Class H	10,824,000	4,458,894
Dongfeng Motor Group Class H	5,586,000	5,254,595
Great Wall Motor Class H	8,328,500	6,156,354
Guangzhou Automobile Group Class H	4,913,200	6,116,043
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Kingboard Holdings	1,692,500	$ 5,364,879
Postal Savings Bank of China Class H	9,889,000	6,726,089
Shimao Property Holdings	2,164,500	8,388,781
Sinopharm Group Class H	1,410,800	5,150,887
		92,384,694
Hungary–1.14%
Richter Gedeon	317,172	6,895,823
		6,895,823
India–2.46%
Indian Oil	2,634,608	4,634,122
NTPC	3,079,770	5,136,679
Vedanta	2,373,344	5,069,006
		14,839,807
Indonesia–1.08%
Indofood Sukses Makmur	11,458,900	6,533,686
		6,533,686
Malaysia–1.88%
Genting	3,516,100	5,200,441
Tenaga Nasional	1,889,100	6,123,815
		11,324,256
Mexico–2.01%
Arca Continental	1,065,200	5,634,307
†Fibra Uno Administracion	4,192,311	6,492,178
		12,126,485
Republic of Korea–18.97%
CJ CheilJedang	20,753	4,525,146
Daelim Industrial	71,743	5,612,425
E-MART	38,223	4,205,316
GS Holdings	126,693	5,652,276
Hana Financial Group	182,848	5,816,028
Hyundai Heavy Industries Holdings	19,898	5,807,207
Hyundai Motor	54,780	5,705,711
Industrial Bank of Korea	476,435	4,856,452
KB Financial Group	159,185	6,558,097
Kia Motors	196,098	7,489,083
KT	213	4,970
KT ADR	485,770	5,634,932
KT&G	63,824	5,163,841
LG	86,403	5,505,379
LG Electronics	88,901	5,522,278
LG Uplus	449,527	5,513,563
Lotte	137,648	4,626,558
Lotte Chemical	24,076	4,651,566
POSCO	26,121	5,309,449
†Shinhan Financial Group	156,425	5,864,810
SK Telecom	26,847	5,531,781
LVIP SSGA Funds–16

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
Woori Financial Group	481,522	$ 4,821,018
		114,377,886
Russia–6.36%
Gazprom ADR	1,272,240	10,467,991
Novolipetsk Steel GDR	232,453	5,355,717
Rosneft Oil PJSC	948,820	6,874,660
Sberbank of Russia PJSC	1,865,670	7,657,615
VTB Bank PJSC	10,763,850,000	7,965,249
		38,321,232
South Africa–6.85%
†Aspen Pharmacare Holdings	951,682	8,100,780
MTN Group	927,152	5,460,572
Oceana Group	85,674	376,498
Redefine Properties	9,058,377	4,889,428
Tiger Brands	329,427	4,955,988
Truworths International	1,307,916	4,594,421
Vodacom Group	746,030	6,141,458
Woolworths Holdings	1,952,008	6,773,354
		41,292,499
Taiwan–15.74%
AU Optronics	15,893,000	5,328,240
Catcher Technology	798,000	6,042,833
Cathay Financial Holding	4,008,978	5,690,430
China Development Financial Holding	18,074,000	5,866,498
†Compal Electronics	9,652,000	6,069,326
Far Eastern New Century	5,890,000	5,865,047
Formosa Chemicals & Fibre	1,691,000	4,935,868
Fubon Financial Holding	3,973,000	6,149,621
Innolux	18,253,000	5,072,138
Nan Ya Plastics	2,394,000	5,813,897
Nanya Technology	2,922,000	8,129,393
Pegatron	3,539,000	8,075,111
Pou Chen	4,820,000	6,302,966
†Shin Kong Financial Holding	20,247,862	6,990,872
United Microelectronics	15,624,000	8,573,733
		94,905,973
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand–1.97%
Charoen Pokphand Foods-Foreign	7,223,991	$ 6,632,216
PTT Global Chemical-Foreign	2,758,300	5,248,862
		11,881,078
Turkey–4.43%
†Akbank	5,373,524	7,325,480
Eregli Demir ve Celik Fabrikalari	3,883,593	5,901,442
Haci Omer Sabanci Holding	4,044,452	6,485,808
†Turkiye Garanti Bankasi	3,722,834	6,971,318
		26,684,048
United Arab Emirates–1.97%
Dubai Islamic Bank PJSC	4,515,086	6,772,967
Emaar Properties PJSC	4,678,397	5,120,171
		11,893,138
Total Common Stock (Cost $592,270,973)		580,342,980
PREFERRED STOCKS–2.19%
Brazil–1.17%
Telefonica Brasil 4.61%	488,900	7,066,361
		7,066,361
Russia–1.02%
Transneft PJSC 6.44%	2,159	6,148,321
		6,148,321
Total Preferred Stocks (Cost $13,488,476)		13,214,682

MONEY MARKET FUND–0.81%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 1.53%)	4,847,659	4,847,659
Total Money Market Fund (Cost $4,847,659)		4,847,659

TOTAL INVESTMENTS–99.27% (Cost $610,607,108)	598,405,321
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.73%	4,423,538
NET ASSETS APPLICABLE TO 70,244,578 SHARES OUTSTANDING–100.00%	$ 602,828,859
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND STANDARD CLASS ($422,523,859 / 49,242,279 Shares)	$8.581
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND SERVICE CLASS ($180,305,000 / 21,002,299 Shares)	$8.585
LVIP SSGA Funds–17

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$ 742,086,838
Distributable earnings/(accumulated loss)	(139,257,979)
TOTAL NET ASSETS	$ 602,828,859

Δ Securities have been classified by country of origin.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
† Non-income producing.
★ Includes $468,000 cash collateral held at broker for futures contracts, $27,947 variation margin due from broker on futures contracts, $213,561 payable for fund shares redeemed, $426,200 other accrued expenses payable and $217,634 due to manager and affiliates as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
180	E-mini MSCI Emerging Markets Index	$10,081,800	$9,608,129	3/20/20	$473,671	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
GDR–Global Depository Receipt
MSCI–Morgan Stanley Capital International
PJSC–Public Joint Stock Company
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–18

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.77%
Aerospace & Defense–2.03%
General Dynamics	80,250	$ 14,152,087
United Technologies	106,163	15,898,971
		30,051,058
Air Freight & Logistics–0.78%
FedEx	76,316	11,539,742
		11,539,742
Airlines–1.05%
Delta Air Lines	266,898	15,608,195
		15,608,195
Auto Components–0.93%
Lear	100,496	13,788,051
		13,788,051
Automobiles–1.88%
Ford Motor	1,558,409	14,493,204
General Motors	365,175	13,365,405
		27,858,609
Banks–7.98%
Citigroup	217,809	17,400,761
Citizens Financial Group	418,018	16,975,711
Fifth Third Bancorp	539,414	16,581,586
KeyCorp	887,241	17,957,758
PNC Financial Services Group	111,409	17,784,219
Regions Financial	981,638	16,844,908
Wells Fargo & Co.	275,512	14,822,546
		118,367,489
Beverages–0.81%
Molson Coors Brewing Class B	223,758	12,060,556
		12,060,556
Biotechnology–2.07%
Amgen	71,109	17,142,247
Gilead Sciences	208,698	13,561,196
		30,703,443
Building Products–1.01%
Johnson Controls International	367,534	14,962,309
		14,962,309
Capital Markets–2.19%
Goldman Sachs Group	70,242	16,150,743
Morgan Stanley	318,367	16,274,921
		32,425,664
Chemicals–1.94%
Eastman Chemical	177,107	14,037,501
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
LyondellBasell Industries Class A	156,457	$ 14,782,057
		28,819,558
Communications Equipment–1.65%
Cisco Systems	251,762	12,074,505
Juniper Networks	505,531	12,451,229
		24,525,734
Consumer Finance–2.20%
Ally Financial	509,432	15,568,242
Capital One Financial	166,012	17,084,295
		32,652,537
Containers & Packaging–1.04%
WestRock	361,368	15,506,301
		15,506,301
Diversified Telecommunication Services–3.02%
AT&T	427,471	16,705,567
CenturyLink	1,091,215	14,414,950
Verizon Communications	222,689	13,673,104
		44,793,621
Electric Utilities–6.17%
Duke Energy	146,712	13,381,601
Edison International	205,258	15,478,506
Entergy	138,201	16,556,480
Evergy	229,479	14,936,788
PPL	413,462	14,835,017
Southern	256,001	16,307,264
		91,495,656
Electrical Equipment–1.07%
Eaton	168,058	15,918,454
		15,918,454
Electronic Equipment, Instruments & Components–0.77%
Corning	392,442	11,423,987
		11,423,987
Energy Equipment & Services–0.84%
Baker Hughes	489,305	12,540,887
		12,540,887
Equity Real Estate Investment Trusts–7.82%
AvalonBay Communities	66,684	13,983,635
Host Hotels & Resorts	707,748	13,128,725
Mid-America Apartment Communities	123,039	16,223,923
Prologis	186,834	16,654,383
Regency Centers	201,283	12,698,944
Welltower	171,033	13,987,079
Weyerhaeuser	515,537	15,569,217
LVIP SSGA Funds–19

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
WP Carey	171,130	$ 13,697,245
		115,943,151
Food & Staples Retailing–0.85%
Walgreens Boots Alliance	213,204	12,570,508
		12,570,508
Food Products–3.84%
Archer-Daniels-Midland	312,245	14,472,556
Conagra Brands	502,107	17,192,144
JM Smucker	116,409	12,121,669
Kraft Heinz	412,088	13,240,387
		57,026,756
Health Care Equipment & Supplies–1.12%
Medtronic	146,984	16,675,335
		16,675,335
Health Care Providers & Services–8.09%
AmerisourceBergen	168,979	14,366,595
Anthem	44,132	13,329,188
Cardinal Health	273,659	13,841,672
†Cigna	79,949	16,348,771
CVS Health	236,994	17,606,284
†Laboratory Corp of America Holdings	86,252	14,591,251
Quest Diagnostics	148,772	15,887,362
Universal Health Services Class B	98,357	14,110,295
		120,081,418
Hotels, Restaurants & Leisure–1.84%
Carnival	235,288	11,959,689
Royal Caribbean Cruises	115,145	15,373,009
		27,332,698
Household Durables–2.18%
DR Horton	324,508	17,117,797
Whirlpool	102,947	15,187,771
		32,305,568
Insurance–3.02%
MetLife	317,834	16,199,999
Principal Financial Group	269,146	14,803,030
Prudential Financial	147,930	13,866,958
		44,869,987
IT Services–2.78%
DXC Technology	206,232	7,752,261
International Business Machines	95,419	12,789,963
Leidos Holdings	210,901	20,645,099
		41,187,323
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery–5.26%
Caterpillar	102,364	$ 15,117,115
Cummins	85,332	15,271,015
Ingersoll-Rand	127,427	16,937,597
PACCAR	198,102	15,669,868
Snap-on	88,750	15,034,250
		78,029,845
Media–1.91%
Comcast Class A	336,514	15,133,034
ViacomCBS Class B	313,077	13,139,842
		28,272,876
Metals & Mining–0.89%
Nucor	233,453	13,138,735
		13,138,735
Multiline Retail–2.15%
Kohl's	197,998	10,087,998
Target	169,648	21,750,570
		31,838,568
Oil, Gas & Consumable Fuels–4.27%
Chevron	108,099	13,027,011
Kinder Morgan	668,673	14,155,807
Marathon Petroleum	217,081	13,079,130
Occidental Petroleum	203,271	8,376,798
Valero Energy	156,879	14,691,718
		63,330,464
Pharmaceuticals–1.47%
†Mylan	462,428	9,294,803
Pfizer	317,918	12,456,027
		21,750,830
Professional Services–0.68%
Nielsen Holdings	494,112	10,030,474
		10,030,474
Semiconductors & Semiconductor Equipment–9.28%
Analog Devices	123,915	14,726,059
Applied Materials	333,260	20,342,190
Broadcom	45,477	14,371,642
Intel	249,890	14,955,916
Lam Research	74,006	21,639,354
†Micron Technology	319,097	17,161,037
†ON Semiconductor	614,897	14,991,189
Skyworks Solutions	160,882	19,447,416
		137,634,803
Technology Hardware, Storage & Peripherals–2.11%
Hewlett Packard Enterprise	870,391	13,804,401
Western Digital	275,001	17,454,314
		31,258,715

LVIP SSGA Funds–20

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.78%
Tapestry	429,664	$ 11,588,038
		11,588,038
Total Common Stock (Cost $1,264,009,804)		1,479,907,943

TOTAL INVESTMENTS–99.77% (Cost $1,264,009,804)	1,479,907,943
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	3,352,689
NET ASSETS APPLICABLE TO 113,028,033 SHARES OUTSTANDING–100.00%	$1,483,260,632
NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND STANDARD CLASS ($1,130,810,702 / 86,134,829 Shares)	$13.128
NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND SERVICE CLASS ($352,449,930 / 26,893,204 Shares)	$13.106
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$1,245,734,684
Distributable earnings/(accumulated loss)	237,525,948
TOTAL NET ASSETS	$1,483,260,632

† Non-income producing.
★ Includes $163,800 cash collateral held at broker for futures contracts, $10,035 variation margin due from broker on futures contracts, $400,936 payable for fund shares redeemed, $103,408 other accrued expenses payable, $483,154 due to manager and affiliates and $662,751 due to custodian as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
26	E-mini S&P 500 Index	$4,200,430	$4,131,114	3/20/20	$69,316	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–21

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–97.92%
Aerospace & Defense–0.38%
National Presto Industries	16,823	$ 1,486,985
		1,486,985
Air Freight & Logistics–0.27%
†Atlas Air Worldwide Holdings	39,100	1,077,987
		1,077,987
Airlines–1.68%
Hawaiian Holdings	74,600	2,185,034
†JetBlue Airways	114,600	2,145,312
SkyWest	35,400	2,287,902
		6,618,248
Auto Components–1.05%
†American Axle & Manufacturing Holdings	135,600	1,459,056
Goodyear Tire & Rubber	104,900	1,631,720
Tenneco Class A	81,000	1,061,100
		4,151,876
Banks–3.72%
Bank OZK	65,700	2,004,178
Bar Harbor Bankshares	79,800	2,026,122
First Horizon National	135,700	2,247,192
FNB	175,100	2,223,770
Hope Bancorp	147,600	2,193,336
PacWest Bancorp	51,200	1,959,424
Umpqua Holdings	114,200	2,021,340
		14,675,362
Biotechnology–2.76%
†Acorda Therapeutics	139,900	285,396
†AMAG Pharmaceuticals	150,200	1,827,934
†Anika Therapeutics	62,100	3,219,885
†Myriad Genetics	55,200	1,503,096
†OPKO Health	721,800	1,061,046
†PDL BioPharma	508,670	1,650,634
†United Therapeutics	15,100	1,330,008
		10,877,999
Building Products–1.59%
Apogee Enterprises	51,800	1,683,500
Insteel Industries	94,600	2,032,954
Owens Corning	39,500	2,572,240
		6,288,694
Capital Markets–1.04%
Invesco	95,800	1,722,484
Legg Mason	66,500	2,388,015
		4,110,499
Chemicals–0.95%
Kronos Worldwide	134,100	1,796,940
Olin	81,100	1,398,975
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Rayonier Advanced Materials	145,800	$ 559,872
		3,755,787
Commercial Services & Supplies–1.89%
ACCO Brands	222,100	2,078,856
Deluxe	45,300	2,261,376
Quad/Graphics	164,382	767,664
VSE	61,300	2,331,852
		7,439,748
Communications Equipment–1.17%
Comtech Telecommunications	86,300	3,062,787
InterDigital	28,400	1,547,516
		4,610,303
Construction & Engineering–1.03%
Argan	38,000	1,525,320
†Northwest Pipe	76,800	2,558,208
		4,083,528
Consumer Finance–1.08%
Navient	157,603	2,156,009
Santander Consumer USA Holdings	89,900	2,100,963
		4,256,972
Containers & Packaging–0.51%
Greif Class A	45,600	2,015,520
		2,015,520
Electric Utilities–0.47%
Avangrid	36,500	1,867,340
		1,867,340
Electronic Equipment, Instruments & Components–8.21%
†Anixter International	33,400	3,076,140
†Arrow Electronics	23,777	2,014,863
Avnet	43,309	1,838,034
AVX	106,076	2,171,376
Belden	34,000	1,870,000
Benchmark Electronics	70,991	2,439,251
KEMET	107,600	2,910,580
†Kimball Electronics	113,309	1,988,573
Methode Electronics	65,000	2,557,750
†ScanSource	50,589	1,869,263
SYNNEX	20,032	2,580,122
†Tech Data	18,554	2,664,354
†TTM Technologies	155,500	2,340,275
Vishay Intertechnology	96,300	2,050,227
		32,370,808
Energy Equipment & Services–0.61%
†McDermott International	262,800	177,810
LVIP SSGA Funds–22

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
Nabors Industries	523,200	$ 1,506,816
U.S. Silica Holdings	115,300	709,095
		2,393,721
Equity Real Estate Investment Trusts–6.92%
Apple Hospitality REIT	113,300	1,841,125
Chatham Lodging Trust	98,300	1,802,822
City Office REIT	167,100	2,259,192
CorEnergy Infrastructure Trust	50,477	2,256,826
CorePoint Lodging	173,900	1,857,252
Diversified Healthcare Trust	155,000	1,308,200
Jernigan Capital	86,300	1,651,782
Lexington Realty Trust	200,000	2,124,000
Omega Healthcare Investors	39,708	1,681,634
Park Hotels & Resorts	58,700	1,518,569
RLJ Lodging Trust	103,500	1,834,020
Sabra Health Care REIT	97,600	2,082,784
Summit Hotel Properties	166,200	2,050,908
Sunstone Hotel Investors	128,200	1,784,544
Washington Prime Group	338,200	1,231,048
		27,284,706
Food & Staples Retailing–1.68%
Ingles Markets Class A	66,300	3,149,913
SpartanNash	117,919	1,679,167
Weis Markets	44,700	1,809,903
		6,638,983
Food Products–0.51%
Bunge	35,300	2,031,515
		2,031,515
Health Care Equipment & Supplies–1.20%
†AngioDynamics	83,600	1,338,436
Invacare	223,500	2,015,970
†OraSure Technologies	169,600	1,361,888
		4,716,294
Health Care Providers & Services–6.41%
†Acadia Healthcare	60,716	2,016,986
†Cross Country Healthcare	260,100	3,022,362
†DaVita	33,800	2,536,014
†Diplomat Pharmacy	305,900	1,223,600
†Magellan Health	28,250	2,210,562
†MEDNAX	63,161	1,755,244
National HealthCare	23,264	2,010,708
Owens & Minor	418,800	2,165,196
Patterson	82,000	1,679,360
†Select Medical Holdings	130,100	3,036,534
†Tivity Health	107,000	2,176,915
†Triple-S Management Class B	78,561	1,452,593
		25,286,074
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables–5.37%
†Century Communities	78,200	$ 2,138,770
Ethan Allen Interiors	98,400	1,875,504
KB Home	80,300	2,751,881
†M/I Homes	69,100	2,719,085
MDC Holdings	64,503	2,461,435
†Meritage Homes	42,175	2,577,314
†Taylor Morrison Home	105,700	2,310,602
Toll Brothers	51,500	2,034,765
†TRI Pointe Group	147,500	2,298,050
		21,167,406
Household Products–0.54%
Spectrum Brands Holdings	32,900	2,115,141
		2,115,141
Independent Power and Renewable Electricity Producers–1.19%
Clearway Energy Class A	129,400	2,474,128
Pattern Energy Group Class A	83,700	2,239,394
		4,713,522
Insurance–0.93%
American National Insurance	14,807	1,742,488
Axis Capital Holdings	32,700	1,943,688
		3,686,176
Interactive Media & Services–0.26%
†Cars.com	83,800	1,024,036
		1,024,036
IT Services–2.07%
KBR	99,900	3,046,950
ManTech International Class A	35,200	2,811,776
Perspecta	87,500	2,313,500
		8,172,226
Life Sciences Tools & Services–1.11%
†Bio-Rad Laboratories Class A	6,000	2,220,180
†Syneos Health	36,300	2,158,943
		4,379,123
Machinery–3.20%
Greenbrier	54,095	1,754,301
†NN	238,700	2,207,975
REV Group	179,900	2,200,177
Timken	43,900	2,472,009
Trinity Industries	87,095	1,929,154
Wabash National	138,900	2,040,441
		12,604,057
Media–1.47%
Emerald Expositions Events	148,200	1,563,510

LVIP SSGA Funds–23

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
Entercom Communications Class A	332,600	$ 1,543,264
Gannett	254,971	1,626,715
Meredith	32,800	1,065,016
		5,798,505
Metals & Mining–1.96%
Commercial Metals	109,700	2,443,019
Reliance Steel & Aluminum	20,945	2,508,373
Schnitzer Steel Industries Class A	77,030	1,670,011
United States Steel	95,700	1,091,937
		7,713,340
Mortgage Real Estate Investment Trusts (REITs)–9.82%
AG Mortgage Investment Trust	105,285	1,623,495
Anworth Mortgage Asset	445,379	1,567,734
Apollo Commercial Real Estate Finance	99,456	1,819,050
Arbor Realty Trust	142,300	2,042,005
Ares Commercial Real Estate	120,629	1,910,763
ARMOUR Residential REIT	94,200	1,683,354
Cherry Hill Mortgage Investment	106,000	1,546,540
Chimera Investment	96,003	1,973,822
Granite Point Mortgage Trust	98,200	1,804,916
Great Ajax	136,800	2,026,008
Invesco Mortgage Capital	113,531	1,890,291
KKR Real Estate Finance Trust	89,600	1,829,632
Ladder Capital	109,100	1,968,164
MFA Financial	252,885	1,934,570
New Residential Investment	110,033	1,772,632
New York Mortgage Trust	299,806	1,867,791
PennyMac Mortgage Investment Trust	89,411	1,992,971
Ready Capital	122,200	1,884,324
Redwood Trust	115,573	1,911,578
TPG RE Finance Trust	92,500	1,874,975
Western Asset Mortgage Capital	174,600	1,803,618
		38,728,233
Multiline Retail–0.72%
Big Lots	52,100	1,496,312
Macy's	78,300	1,331,100
		2,827,412
Oil, Gas & Consumable Fuels–2.77%
†Callon Petroleum	244,800	1,182,384
†CNX Resources	176,900	1,565,565
Energy Transfer	92,756	1,190,059
†Gulfport Energy	242,100	735,984
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Laredo Petroleum	587,200	$ 1,685,264
PBF Energy Class A	57,900	1,816,323
SM Energy	111,300	1,251,012
†SRC Energy	359,500	1,481,140
		10,907,731
Paper & Forest Products–0.52%
Schweitzer-Mauduit International	48,468	2,035,171
		2,035,171
Pharmaceuticals–2.63%
†Akorn	521,700	782,550
†Assertio Therapeutics	379,400	474,250
†Jazz Pharmaceuticals	13,400	2,000,352
†Lannett	255,039	2,249,444
†Mallinckrodt	81,954	286,019
Perrigo	38,600	1,994,076
†Prestige Consumer Healthcare	63,500	2,571,750
		10,358,441
Professional Services–0.56%
ManpowerGroup	22,600	2,194,460
		2,194,460
Road & Rail–0.43%
Ryder System	31,037	1,685,619
		1,685,619
Semiconductors & Semiconductor Equipment–5.34%
†Alpha & Omega Semiconductor	176,300	2,401,206
†Amkor Technology	210,900	2,741,700
Cohu	124,225	2,838,541
Cypress Semiconductor	122,200	2,850,926
†FormFactor	115,800	3,007,326
†Photronics	200,900	3,166,184
†Ultra Clean Holdings	171,900	4,034,493
		21,040,376
Software–0.47%
†Avaya Holdings	138,200	1,865,700
		1,865,700
Specialty Retail–5.85%
Bed Bath & Beyond	133,300	2,306,090
Buckle	103,700	2,804,048
Cato Class A	129,700	2,256,780
Chico's FAS	431,700	1,644,777
†Express	464,600	2,262,602
GameStop Class A	174,724	1,062,322
Group 1 Automotive	30,300	3,030,000
Office Depot	518,800	1,421,512

LVIP SSGA Funds–24

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Penske Automotive Group	42,900	$ 2,154,438
Sonic Automotive Class A	132,800	4,116,800
		23,059,369
Technology Hardware, Storage & Peripherals–0.55%
†Xerox Holdings	58,800	2,167,956
		2,167,956
Tobacco–0.45%
Universal	31,143	1,777,020
		1,777,020
Trading Companies & Distributors–4.08%
Air Lease	55,844	2,653,707
Aircastle	92,290	2,954,203
†CAI International	82,300	2,385,054
GATX	25,292	2,095,442
Systemax	85,700	2,156,212
Triton International	60,500	2,432,100
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†Veritiv	72,500	$ 1,426,075
		16,102,793
Transportation Infrastructure–0.50%
Macquarie Infrastructure	45,900	1,966,356
		1,966,356
Total Common Stock (Cost $366,667,929)		386,129,118

MONEY MARKET FUND–1.72%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	6,793,740	6,793,740
Total Money Market Fund (Cost $6,793,740)		6,793,740

TOTAL INVESTMENTS–99.64% (Cost $373,461,669)	392,922,858
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	1,407,693
NET ASSETS APPLICABLE TO 30,932,493 SHARES OUTSTANDING–100.00%	$394,330,551
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND STANDARD CLASS ($233,154,184 / 18,281,133 Shares)	$12.754
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND SERVICE CLASS ($161,176,367 / 12,651,360 Shares)	$12.740
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$384,724,603
Distributable earnings/(accumulated loss)	9,605,948
TOTAL NET ASSETS	$394,330,551

† Non-income producing.
★ Includes $243,600 cash collateral held at broker for futures contracts, $8,705 variation margin due from broker on futures contracts, $115,467 payable for fund shares redeemed, $52,054 other accrued expenses payable and $149,790 due to manager and affiliates as of December 31, 2019.
LVIP SSGA Funds–25

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
74	E-mini Russell 2000 Index	$6,181,220	$6,085,479	3/20/20	$ 95,741	$—
3	E-mini S&P MidCap 400 Index	619,440	612,202	3/20/20	7,238	—
Total Futures Contracts					$102,979	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–26

LVIP SSGA Funds
Statements of Operations
Year Ended December 31, 2019
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 43,884,821	$ 30,101,018	$ 41,348,279	$ 9,899,152
Non-cash dividends	2,794,895	—	—	—
Interest	4,270	6,390	7,891	7,896
Foreign taxes withheld	(4,156,522)	(3,643,420)	—	—
	42,527,464	26,463,988	41,356,170	9,907,048
EXPENSES:
Management fees	3,152,639	2,293,066	4,223,926	1,193,251
Distribution fees-Service Class	368,557	442,903	838,551	378,609
Shareholder servicing fees	278,458	195,360	398,646	105,681
Accounting and administration expenses	185,812	145,972	250,799	84,654
Custodian fees	107,777	554,551	19,410	15,036
Professional fees	58,250	55,075	47,129	35,670
Reports and statements to shareholders	28,477	66,244	46,334	51,512
Trustees’ fees and expenses	28,155	20,312	40,191	10,524
Pricing fees	3,533	4,131	1,811	3,000
Consulting fees	2,350	2,102	2,678	2,019
Other	19,089	14,015	25,556	10,176
	4,233,097	3,793,731	5,895,031	1,890,132
Less:
Management fees waived	(80,001)	(64,999)	(107,500)	(32,500)
Total operating expenses	4,153,096	3,728,732	5,787,531	1,857,632
NET INVESTMENT INCOME	38,374,368	22,735,256	35,568,639	8,049,416
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(1,472,714)	(74,002,302)	31,529,456	(10,775,061)
Foreign currencies	72,161	(1,165,452)	—	—
Futures contracts	2,115,621	548,947	1,198,404	1,070,189
Net realized gain (loss)	715,068	(74,618,807)	32,727,860	(9,704,872)
Net change in unrealized appreciation (depreciation) of:
Investments	101,936,226	87,179,608	262,123,573	69,406,847
Foreign currencies	(13,358)	65,867	—	—
Futures contracts	869,201	572,827	646,191	564,561
Net change in unrealized appreciation (depreciation)	102,792,069	87,818,302	262,769,764	69,971,408
NET REALIZED AND UNREALIZED GAIN	103,507,137	13,199,495	295,497,624	60,266,536
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$141,881,505	$ 35,934,751	$331,066,263	$ 68,315,952
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–27

LVIP SSGA Funds
Statements of Changes in Net Assets
	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund		LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 38,374,368	$ 31,630,249	$ 22,735,256	$ 31,131,061	$ 35,568,639	$ 28,879,670	$ 8,049,416	$ 8,974,635
Net realized gain (loss)	715,068	62,872,998	(74,618,807)	40,402,065	32,727,860	123,864,339	(9,704,872)	12,994,029
Net change in unrealized appreciation (depreciation)	102,792,069	(254,667,477)	87,818,302	(172,817,890)	262,769,764	(294,252,882)	69,971,408	(71,184,986)
Net increase (decrease) in net assets resulting from operations	141,881,505	(160,164,230)	35,934,751	(101,284,764)	331,066,263	(141,508,873)	68,315,952	(49,216,322)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(43,469,160)	(51,325,983)	(15,396,090)	(24,143,626)	(105,545,518)	(78,705,440)	(6,915,470)	(12,600,849)
Service Class	(7,439,490)	(9,141,538)	(6,182,908)	(7,524,975)	(31,891,927)	(27,009,801)	(4,495,551)	(7,929,363)
Return of capital:
Standard Class	—	—	(139,850)	(2,558,051)	—	—	—	—
Service Class	—	—	(56,162)	(797,280)	—	—	—	—
	(50,908,650)	(60,467,521)	(21,775,010)	(35,023,932)	(137,437,445)	(105,715,241)	(11,411,021)	(20,530,212)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	104,849,801	128,436,676	96,012,239	106,029,246	126,160,202	220,655,080	54,824,598	79,935,273
Service Class	15,741,062	23,974,235	19,064,086	29,809,551	35,201,596	40,510,152	28,781,995	30,709,207
Reinvestment of dividends and distributions:
Standard Class	43,469,160	51,325,983	15,535,940	26,701,677	105,545,518	78,705,440	6,915,470	12,600,849
Service Class	7,439,490	9,141,538	6,239,070	8,322,255	31,891,927	27,009,801	4,495,551	7,929,363
	171,499,513	212,878,432	136,851,335	170,862,729	298,799,243	366,880,473	95,017,614	131,174,692
Cost of shares redeemed:
Standard Class	(159,493,085)	(130,732,336)	(242,759,482)	(105,221,186)	(175,107,809)	(138,302,695)	(69,395,675)	(45,865,289)
Service Class	(29,822,664)	(26,650,115)	(30,564,046)	(33,537,569)	(63,519,338)	(68,601,072)	(27,427,444)	(28,506,486)
	(189,315,749)	(157,382,451)	(273,323,528)	(138,758,755)	(238,627,147)	(206,903,767)	(96,823,119)	(74,371,775)
Increase (decrease) in net assets derived from capital share transactions	(17,816,236)	55,495,981	(136,472,193)	32,103,974	60,172,096	159,976,706	(1,805,505)	56,802,917
NET INCREASE (DECREASE) IN NET ASSETS	73,156,619	(165,135,770)	(122,312,452)	(104,204,722)	253,800,914	(87,247,408)	55,099,426	(12,943,617)
NET ASSETS:
Beginning of year	911,453,149	1,076,588,919	725,141,311	829,346,033	1,229,459,718	1,316,707,126	339,231,125	352,174,742
End of year	$ 984,609,768	$ 911,453,149	$ 602,828,859	$ 725,141,311	$1,483,260,632	$1,229,459,718	$394,330,551	$339,231,125
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–28

LVIP SSGA Developed International 150 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Developed International 150 Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 7.450	$ 9.392	$ 7.925	$ 7.663	$ 9.077
Income (loss) from investment operations:
Net investment income[1]	0.323	0.287	0.269	0.289	0.278
Net realized and unrealized gain (loss)	0.818	(1.698)	1.593	0.453	(0.676)
Total from investment operations	1.141	(1.411)	1.862	0.742	(0.398)
Less dividends and distributions from:
Net investment income	(0.344)	(0.320)	(0.395)	(0.300)	(0.259)
Net realized gain	(0.093)	(0.211)	—	(0.180)	(0.757)
Total dividends and distributions	(0.437)	(0.531)	(0.395)	(0.480)	(1.016)
Net asset value, end of period	$ 8.154	$ 7.450	$ 9.392	$ 7.925	$ 7.663
Total return[2]	15.42%	(15.23%)	23.58%	9.73%	(4.30%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$835,302	$ 769,179	$905,853	$745,352	$682,486
Ratio of expenses to average net assets	0.39%	0.40%	0.39%	0.38%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.40%	0.41%	0.40%	0.39%	0.39%
Ratio of net investment income to average net assets	4.04%	3.18%	3.02%	3.77%	3.03%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.03%	3.17%	3.01%	3.76%	3.03%
Portfolio turnover	53%	49%	55%	63%	57%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–29

LVIP SSGA Developed International 150 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Developed International 150 Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 7.454	$ 9.395	$ 7.928	$ 7.668	$ 9.080
Income (loss) from investment operations:
Net investment income[1]	0.303	0.264	0.247	0.270	0.255
Net realized and unrealized gain (loss)	0.817	(1.697)	1.593	0.451	(0.674)
Total from investment operations	1.120	(1.433)	1.840	0.721	(0.419)
Less dividends and distributions from:
Net investment income	(0.323)	(0.297)	(0.373)	(0.281)	(0.236)
Net realized gain	(0.093)	(0.211)	—	(0.180)	(0.757)
Total dividends and distributions	(0.416)	(0.508)	(0.373)	(0.461)	(0.993)
Net asset value, end of period	$ 8.158	$ 7.454	$ 9.395	$ 7.928	$ 7.668
Total return[2]	15.13%	(15.44%)	23.25%	9.46%	(4.53%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$149,308	$ 142,274	$170,736	$143,630	$143,127
Ratio of expenses to average net assets	0.64%	0.65%	0.64%	0.63%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.66%	0.65%	0.64%	0.64%
Ratio of net investment income to average net assets	3.79%	2.93%	2.77%	3.52%	2.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.78%	2.92%	2.76%	3.51%	2.78%
Portfolio turnover	53%	49%	55%	63%	57%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–30

LVIP SSGA Emerging Markets 100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets 100 Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 8.289	$ 9.923	$ 8.232	$ 7.325	$ 9.288
Income (loss) from investment operations:
Net investment income[1]	0.292	0.380	0.284	0.223	0.357
Net realized and unrealized gain (loss)	0.327	(1.593)	1.669	0.914	(1.940)
Total from investment operations	0.619	(1.213)	1.953	1.137	(1.583)
Less dividends and distributions from:
Net investment income	(0.324)	(0.381)	(0.262)	(0.230)	(0.380)
Return of capital	(0.003)	(0.040)	—	—	—
Total dividends and distributions	(0.327)	(0.421)	(0.262)	(0.230)	(0.380)
Net asset value, end of period	$ 8.581	$ 8.289	$ 9.923	$ 8.232	$ 7.325
Total return[2]	7.61%	(12.31%)	23.83%	15.44%	(17.04%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$422,524	$ 546,245	$621,221	$462,296	$ 421,228
Ratio of expenses to average net assets	0.49%	0.44%	0.43%	0.44%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.50%	0.45%	0.44%	0.45%	0.46%
Ratio of net investment income to average net assets	3.44%	4.03%	2.99%	2.86%	3.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.43%	4.02%	2.98%	2.85%	3.99%
Portfolio turnover	54%	46%	56%	73%	51%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–31

LVIP SSGA Emerging Markets 100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets 100 Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 8.292	$ 9.925	$ 8.235	$ 7.329	$ 9.289
Income (loss) from investment operations:
Net investment income[1]	0.270	0.356	0.260	0.204	0.334
Net realized and unrealized gain (loss)	0.329	(1.593)	1.668	0.913	(1.936)
Total from investment operations	0.599	(1.237)	1.928	1.117	(1.602)
Less dividends and distributions from:
Net investment income	(0.303)	(0.358)	(0.238)	(0.211)	(0.358)
Return of capital	(0.003)	(0.038)	—	—	—
Total dividends and distributions	(0.306)	(0.396)	(0.238)	(0.211)	(0.358)
Net asset value, end of period	$ 8.585	$ 8.292	$ 9.925	$ 8.235	$ 7.329
Total return[2]	7.35%	(12.54%)	23.51%	15.16%	(17.25%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$180,305	$ 178,896	$208,125	$177,698	$ 166,173
Ratio of expenses to average net assets	0.74%	0.69%	0.68%	0.69%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.70%	0.69%	0.70%	0.71%
Ratio of net investment income to average net assets	3.19%	3.78%	2.74%	2.61%	3.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.18%	3.77%	2.73%	2.60%	3.74%
Portfolio turnover	54%	46%	56%	73%	51%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–32

LVIP SSGA Large Cap 100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap 100 Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.363	$ 13.915	$ 13.786	$ 12.878	$ 15.954
Income (loss) from investment operations:
Net investment income[1]	0.339	0.325	0.343	0.342	0.359
Net realized and unrealized gain (loss)	2.700	(1.762)	2.188	2.302	(1.141)
Total from investment operations	3.039	(1.437)	2.531	2.644	(0.782)
Less dividends and distributions from:
Net investment income	(0.337)	(0.296)	(0.430)	(0.316)	(0.391)
Net realized gain	(0.937)	(0.819)	(1.972)	(1.420)	(1.903)
Total dividends and distributions	(1.274)	(1.115)	(2.402)	(1.736)	(2.294)
Net asset value, end of period	$ 13.128	$ 11.363	$ 13.915	$ 13.786	$ 12.878
Total return[2]	27.29%	(11.11%)	18.76%	21.53%	(4.67%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,130,811	$ 928,043	$949,169	$1,081,971	$674,162
Ratio of expenses to average net assets	0.36%	0.37%	0.36%	0.34%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.37%	0.38%	0.37%	0.35%	0.34%
Ratio of net investment income to average net assets	2.65%	2.38%	2.33%	2.56%	2.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.64%	2.37%	2.32%	2.55%	2.32%
Portfolio turnover	49%	53%	64%	57%	61%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–33

LVIP SSGA Large Cap 100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap 100 Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.347	$ 13.895	$ 13.771	$ 12.870	$ 15.944
Income (loss) from investment operations:
Net investment income[1]	0.306	0.291	0.306	0.306	0.318
Net realized and unrealized gain (loss)	2.695	(1.759)	2.183	2.298	(1.137)
Total from investment operations	3.001	(1.468)	2.489	2.604	(0.819)
Less dividends and distributions from:
Net investment income	(0.305)	(0.261)	(0.393)	(0.283)	(0.352)
Net realized gain	(0.937)	(0.819)	(1.972)	(1.420)	(1.903)
Total dividends and distributions	(1.242)	(1.080)	(2.365)	(1.703)	(2.255)
Net asset value, end of period	$ 13.106	$ 11.347	$ 13.895	$ 13.771	$ 12.870
Total return[2]	26.99%	(11.33%)	18.47%	21.22%	(4.91%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$352,450	$ 301,416	$367,538	$323,820	$299,856
Ratio of expenses to average net assets	0.61%	0.62%	0.61%	0.59%	0.59%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.62%	0.63%	0.62%	0.60%	0.59%
Ratio of net investment income to average net assets	2.40%	2.13%	2.08%	2.31%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.39%	2.12%	2.07%	2.30%	2.07%
Portfolio turnover	49%	53%	64%	57%	61%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–34

LVIP SSGA Small-Mid Cap 200 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.973	$ 13.461	$ 14.163	$ 11.701	$ 14.908
Income (loss) from investment operations:
Net investment income[1]	0.280	0.339	0.309	0.315	0.344
Net realized and unrealized gain (loss)	1.887	(2.091)	0.550	3.107	(1.347)
Total from investment operations	2.167	(1.752)	0.859	3.422	(1.003)
Less dividends and distributions from:
Net investment income	(0.252)	(0.412)	(0.367)	(0.281)	(0.330)
Net realized gain	(0.134)	(0.324)	(1.194)	(0.679)	(1.874)
Total dividends and distributions	(0.386)	(0.736)	(1.561)	(0.960)	(2.204)
Net asset value, end of period	$ 12.754	$ 10.973	$ 13.461	$ 14.163	$ 11.701
Total return[2]	19.83%	(13.46%)	6.33%	30.09%	(6.84%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$233,154	$ 206,169	$200,815	$146,614	$107,473
Ratio of expenses to average net assets	0.41%	0.40%	0.40%	0.40%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.42%	0.41%	0.41%	0.41%	0.41%
Ratio of net investment income to average net assets	2.32%	2.51%	2.17%	2.50%	2.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.31%	2.50%	2.16%	2.49%	2.39%
Portfolio turnover	66%	71%	67%	74%	70%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–35

LVIP SSGA Small-Mid Cap 200 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Mid Cap 200 Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.964	$ 13.446	$ 14.150	$ 11.696	$ 14.901
Income (loss) from investment operations:
Net investment income[1]	0.249	0.305	0.273	0.283	0.306
Net realized and unrealized gain (loss)	1.882	(2.084)	0.548	3.099	(1.343)
Total from investment operations	2.131	(1.779)	0.821	3.382	(1.037)
Less dividends and distributions from:
Net investment income	(0.221)	(0.379)	(0.331)	(0.249)	(0.294)
Net realized gain	(0.134)	(0.324)	(1.194)	(0.679)	(1.874)
Total dividends and distributions	(0.355)	(0.703)	(1.525)	(0.928)	(2.168)
Net asset value, end of period	$ 12.740	$ 10.964	$ 13.446	$ 14.150	$ 11.696
Total return[2]	19.52%	(13.67%)	6.07%	29.76%	(7.08%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$161,176	$ 133,062	$151,360	$139,525	$113,416
Ratio of expenses to average net assets	0.66%	0.65%	0.65%	0.65%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.67%	0.66%	0.66%	0.66%	0.66%
Ratio of net investment income to average net assets	2.07%	2.26%	1.92%	2.25%	2.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	2.25%	1.91%	2.24%	2.14%
Portfolio turnover	66%	71%	67%	74%	70%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–36

LVIP SSGA Funds
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund, and LVIP SSGA Small-Mid Cap 200 Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and may also sell its shares to unaffiliated insurance companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The investment objective of each Fund is to seek to maximize long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2019, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Funds–37

LVIP SSGA Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Funds' understanding of the applicable country’s tax rules and rates.   In addition, the Funds may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on non convertible bonds are amortized to interest income over the lives of the respective securities using the effective interest method.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Funds in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   The management fees, net of waivers, are calculated daily and paid monthly. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $100 million	0.40%	0.40%	0.40%	0.40%
In excess of $100 million	0.32%	0.33%	0.30%	0.30%
LIAC has contractually agreed to waive a portion of its advisory fee. This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The waiver amount of each Fund’s average daily net assets are as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $50 million	0.070%	0.065%	0.080%	0.065%
On the next $50 million	0.010%	0.025%	0.015%	—
On the next $400 million.	0.010%	0.005%	0.015%	—
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
LVIP SSGA Funds–38

LVIP SSGA Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Administrative	$54,643	$39,256	$77,476	$20,662
Legal	10,820	7,820	15,323	4,090
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2019, these fees were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Printing and mailing	$8,589	$50,958	$21,060	$43,380
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
At December 31, 2019, each Fund had liabilities payable to affiliates as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$268,875	$164,777	$373,124	$105,870
Distribution fees payable to LFD	31,766	37,466	73,900	34,240
Printing and mailing fees payable to Lincoln Life	—	948	—	—
Shareholder servicing fees payable to Lincoln Life	24,367	14,443	36,130	9,680
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP SSGA Funds–39

LVIP SSGA Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Purchases	$503,348,257	$357,217,811	$675,136,959	$240,487,169
Sales	534,965,000	493,767,627	705,280,426	236,350,071
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Cost of investments and derivatives	$986,263,653	$617,276,180	$1,272,071,272	$378,011,992
Aggregate unrealized appreciation of investments and derivatives	$ 78,516,193	$ 49,938,485	$ 262,161,616	$ 53,687,637
Aggregate unrealized depreciation of investments and derivatives	(86,749,005)	(68,809,344)	(54,324,944)	(38,776,772)
Net unrealized appreciation/ (depreciation) of investments and derivatives	$ (8,232,812)	$ (18,870,859)	$ 207,836,672	$ 14,910,865
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Funds–40

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2019:
LVIP SSGA Developed International 150 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 44,197,729	$ —	$—	$ 44,197,729
Canada	14,359,827	—	—	14,359,827
Denmark	—	5,530,291	—	5,530,291
Finland	—	7,565,343	—	7,565,343
France	128,395,321	—	—	128,395,321
Germany	11,434,163	52,189,789	—	63,623,952
Hong Kong	40,222,708	—	—	40,222,708
Italy	—	19,237,566	—	19,237,566
Japan	—	371,777,404	—	371,777,404
Netherlands	36,822,390	—	—	36,822,390
Norway	—	8,222,016	—	8,222,016
Singapore	22,038,776	—	—	22,038,776
Spain	24,650,649	—	—	24,650,649
Sweden	—	13,370,266	—	13,370,266
Switzerland	4,814,078	21,545,376	—	26,359,454
United Kingdom	115,730,904	—	—	115,730,904
Preferred Stocks	—	21,978,836	—	21,978,836
Rights	174,022	—	—	174,022
Money Market Fund	13,773,387	—	—	13,773,387
Total Investments	$456,613,954	$521,416,887	$—	$978,030,841
Derivatives:

Assets:
Futures Contract	$540,138	$—	$—	$540,138
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Funds–41

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP SSGA Emerging Markets 100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$ —	$ 21,462,483	$—	$ 21,462,483
Chile	—	4,488,467	—	4,488,467
China	70,931,425	—	—	70,931,425
Hong Kong	92,384,694	—	—	92,384,694
Hungary	6,895,823	—	—	6,895,823
India	14,839,807	—	—	14,839,807
Indonesia	—	6,533,686	—	6,533,686
Malaysia	11,324,256	—	—	11,324,256
Mexico	12,126,485	—	—	12,126,485
Republic of Korea	5,634,932	108,742,954	—	114,377,886
Russia	38,321,232	—	—	38,321,232
South Africa	41,292,499	—	—	41,292,499
Taiwan	94,905,973	—	—	94,905,973
Thailand	11,881,078	—	—	11,881,078
Turkey	26,684,048	—	—	26,684,048
United Arab Emirates	11,893,138	—	—	11,893,138
Preferred Stocks	—	13,214,682	—	13,214,682
Money Market Fund	4,847,659	—	—	4,847,659
Total Investments	$443,963,049	$154,442,272	$—	$598,405,321
Derivatives:

Assets:
Futures Contract	$473,671	$—	$—	$473,671
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Large Cap 100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,479,907,943	$—	$—	$1,479,907,943
Total Investments	$1,479,907,943	$—	$—	$1,479,907,943
Derivatives:

Assets:
Futures Contract	$69,316	$—	$—	$69,316
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Funds–42

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP SSGA Small-Mid Cap 200 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$386,129,118	$—	$—	$386,129,118
Money Market Fund	6,793,740	—	—	6,793,740
Total Investments	$392,922,858	$—	$—	$392,922,858
Derivatives:

Assets:
Futures Contracts	$102,979	$—	$—	$102,979
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Year ended December 31, 2019
Ordinary income	$40,791,284	$21,578,998	$ 47,230,295	$ 7,264,638
Long-term capital gains	10,117,366	—	90,207,150	4,146,383
Return of capital	—	196,012	—	—
Total	$50,908,650	$21,775,010	$137,437,445	$11,411,021
Year ended December 31, 2018
Ordinary income	$52,855,419	$31,668,601	$ 59,585,693	$14,554,308
Long-term capital gains	7,612,102	—	46,129,548	5,975,904
Return of capital	—	3,355,331	—	—
Total	$60,467,521	$35,023,932	$105,715,241	$20,530,212
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Undistributed ordinary income	$ 736,245	$ —	$ 362,437	$ 2,211,981
Undistributed long-term capital gains	—	—	29,326,840	—
Capital loss carryforward	—	(120,430,469)	—	(7,516,899)
Other temporary differences	—	(2)	—	—
Net unrealized appreciation (depreciation)	(8,253,593)	(18,827,508)	207,836,671	14,910,866
Distributable earnings/(accumulated loss)	$(7,517,348)	$(139,257,979)	$237,525,948	$ 9,605,948
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP SSGA Funds–43

LVIP SSGA Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2019, the below Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Short-Term	$17,778,996	$2,387,771
Long-Term	102,651,473	5,129,128
Total	$120,430,469	$7,516,899
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	13,510,621	14,464,831	11,380,257	11,159,920	9,884,653	17,245,224
Service Class	1,989,737	2,684,120	2,268,015	3,167,045	2,783,490	3,016,548
Shares reinvested:
Standard Class	5,381,959	6,604,662	1,874,284	3,139,693	8,249,891	6,178,662
Service Class	921,044	1,174,285	752,239	977,880	2,500,377	2,105,489
	21,803,361	24,927,898	16,274,795	18,444,538	23,418,411	28,545,923
Shares redeemed:
Standard Class	(19,699,329)	(14,269,622)	(29,914,939)	(11,002,771)	(13,671,307)	(9,964,058)
Service Class	(3,696,410)	(2,945,192)	(3,591,922)	(3,541,189)	(4,953,093)	(5,011,119)
	(23,395,739)	(17,214,814)	(33,506,861)	(14,543,960)	(18,624,400)	(14,975,177)
Net increase (decrease)	(1,592,378)	7,713,084	(17,232,066)	3,900,578	4,794,011	13,570,746

	LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	4,603,743	6,114,062
Service Class	2,409,849	2,305,848
Shares reinvested:
Standard Class	551,285	1,049,783
Service Class	359,471	659,734
	7,924,348	10,129,427
Shares redeemed:
Standard Class	(5,662,000)	(3,294,476)
Service Class	(2,254,521)	(2,085,576)
	(7,916,521)	(5,380,052)
Net increase (decrease)	7,827	4,749,375
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio
LVIP SSGA Funds–44

LVIP SSGA Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, each Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2019 were as follows:
LVIP SSGA Developed International 150 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$540,138	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,115,621	$869,201
LVIP SSGA Emerging Markets 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$473,671	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$548,947	$572,827
LVIP SSGA Funds–45

LVIP SSGA Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
LVIP SSGA Large Cap 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$69,316	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,198,404	$646,191
LVIP SSGA Small-Mid Cap 200 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$102,979	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,070,189	$564,561
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP SSGA Developed International 150 Fund	$15,081,883	$—
LVIP SSGA Emerging Markets 100 Fund	10,024,018	—
LVIP SSGA Large Cap 100 Fund	6,546,172	—
LVIP SSGA Small-Mid Cap 200 Fund	6,985,710	—
LVIP SSGA Funds–46

LVIP SSGA Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
In order to better define its contractual rights and to secure rights to help the Funds mitigate its counterparty risk, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Net Assets.
At December 31, 2019, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund had no open derivatives that are subject to offsetting provisions.
8. Market Risk
Some countries in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund invest to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time.
The LVIP SSGA Small-Mid Cap 200 Fund may invest a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Funds may invest in REITs and are subject to the risks associated with that industry. If the Funds acquire a direct interest in real estate as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Funds had no direct real estate holdings during the year ended December 31, 2019. The Funds' REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds' Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds' limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and
LVIP SSGA Funds–47

LVIP SSGA Funds
Notes to Financial Statements (continued)
 10. Recent Accounting Pronouncements (continued)
the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP SSGA Funds–48

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund (collectively referred to as the “Funds”) (four of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA Funds–49

LVIP SSGA Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund's performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors each Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented partial advisory fee waivers for each Fund through April 30, 2020. The Board noted that the net investment
LVIP SSGA Funds–50

LVIP SSGA Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
management fee for each Fund was lower than the median net investment management fee of the respective Morningstar peer group, giving effect to each Fund’s advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that each Fund had a breakpoint in its investment management fee schedule and that LIAC had implemented partial advisory fee waivers for each Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by each Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources, and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Developed International 150 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Emerging Markets 100 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods and above the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board considered LIAC’s view that underperformance was due to a value style bias, which has been out of favor within emerging market equities over the one-, three- and five-year periods ended March 31, 2019. The Board noted LIAC’s statement that it remains comfortable with the investment process and the Fund’s ability to meet the objective of providing exposure to emerging market value securities. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Large Cap 100 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and below the benchmark index for the three- and five-year periods and above the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Small-Mid Cap 200 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Value funds category and the Russell 2000 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period, below the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods and above the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the average fees charged by SSGA to other clients with investment strategies similar to the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
LVIP SSGA Funds–51

LVIP SSGA Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA Funds–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Funds–55

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Funds–56

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Funds–57

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 15.75% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the Global Tactical Allocation Composite Index1, returned 19.07% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 8.72%.
A year ago at this time, investors were questioning whether or not they were staring into the early days of an economic and financial market abyss. A host of inter-related factors relating to rising interest rates, economic growth concerns and systematic trading strategies delivered an atypical package of deeply negative fourth quarter returns to end 2018. Not surprisingly, that same gloomy outlook showed no signs of slowing into the new year as the International Monetary Fund (“IMF”) downgraded global growth projections in January, citing the effects of tariff increases in the United States and China as well as specific weakness in Germany, Italy and Turkey. The IMF announcement was followed by similarly downbeat forecasts delivered across a swath of the world’s central banks, including the Bank of England, the Reserve Bank of Australia, European Central Bank and US Federal Reserve (the “Fed”). Still, this dour sentiment associated with near-term growth projections represented only one side of a very important two-sided coin. The related effect of lowered growth expectations was a global about-face on the part of central banks and a reason to shift away from their tilt toward tighter monetary policy. In addition, the ebb and flow of trade negotiations between the US and China allowed for pockets of optimism, while a solid majority of US companies outpaced first quarter earnings expectations. By June, both the European Central Bank and the Fed indicated further policy tools and interest rate cuts would be used to support economic growth. This supportive shift in policy, together with skeptical sentiment, less-than-aggressive positioning, and sufficiently mixed economic data, allowed many equity markets to print double-digit advances during the first half of 2019, all while yields across a number of global bond markets plumbed fresh all-time lows.
Markets entered the third quarter with a sense of cautious optimism following the G20 summit in Japan, where the United States and China reached a truce on the ongoing trade conflict and also agreed to restart trade negotiations. The favorable sentiment would prevail for much of July, as the S&P 500® Index3 eclipsed 3,000 for the first time ever. However, as the calendar shifted into August and September the mood in markets became more circumspect. In late July, the Fed reduced its target for the federal funds rate for the first time since 2008; the Fed would go on to cut again in September. Both moves were expected, but the commentary accompanying the July cut, in particular, disappointed market expectations. President Trump’s announcement on August 2 that the United States would impose 10% tariffs on another US$300 billion worth of Chinese goods did little to assuage mounting fears surrounding prospects for global growth. However, the most vicious price action came later, when China devalued the yuan in response to the tariff escalation and USD/CNY breached the psychologically important level of 7.0. The elevated volatility led to some important milestones in bond markets as well. The US yield curve, measured using yields on the 10-year and 2-year notes, inverted for the first time since the Global Financial Crisis (“GFC”), and the 30-year Treasury bond yield sunk to an all-time low (below 2%) in late August and early September. And while equity prices and bond yields both moved higher in the first half of September as trade relations appeared to be improving between the US and China, volatility perked up in commodity and money markets amidst sharp dislocations in oil prices and repo borrowing rates. A drone strike on Saudi Arabian oil facilities led to the largest single-day rise in the price of crude oil since 2008. And the following day, the New York Fed had to intervene in money markets for the first time since the GFC in order to tamp down borrowing rates for overnight funds. The mounting wall of worry left markets anxious for a fresh spate of good news entering the fourth quarter. Fittingly, signs of progress appeared to take shape on several of the most prominent geopolitical issues overhanging the market. Reports that China would be willing to accept a limited trade deal so long as no further tariffs were introduced – as well as speculation surrounding Chinese purchases of US agricultural products – lifted spirits in early October. Around the same time, European assets and currencies received a jolt as UK Prime Minister Boris Johnson and Irish Premier Leo Varadkar issued a constructive joint statement on progress towards a Brexit deal. By the middle of December, the US and China had announced a Phase One deal that included Chinese agricultural purchases, tightened protection for US intellectual property and bans on the forced transfer of technology from US companies. The United States agreed not to proceed with an escalation of tariffs and was set to cut tariffs on $120 billion of Chinese imports. Not to be outdone, Boris Johnson presided over a decisive Conservative victory in the UK election, which helped lift UK equities into the end of the year. While equity markets finished 2019 on firm footing, bond markets found the year’s final months to be more challenging. The virtuous circle surrounding policy progress and expectations for better economic conditions also served to de-price expectations for further policy rate cuts, which led to higher interest rates and steeper yield curves. Government bonds with longer maturities registered notable losses in the fourth quarter amidst the moves in interest rates and hints of inflation risk.
The negative Fund performance, relative to its composite benchmark, was driven primarily by security selection, where funds designed to capture both value and small cap market premia lagged their broader benchmarks. Underperformance of the underlying exchange-traded funds relative to their respective benchmarks and asset allocation decisions across the Fund also had an adverse impact.
Strategic holdings in funds focused on value premia and equities lower in market cap caused the largest drag on relative Fund performance overall. Elsewhere, while cash was used partially to offset the potential risks of a rise in interest rates within the fixed income positions, the overweight proved to be the biggest detractor to benchmark relative returns for the period. With a number of government rates providing negative yields throughout the year, an allocation to non-US inflation protected bonds weighed returns for the Fund. Relative returns were also dragged down by an overweight to high yield bonds, which delivered double digit returns but still trailed the composite benchmark overall. Lastly, in equities, timing emerging market positions proved challenging, particularly as the asset class lagged the benchmark for the period.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–1

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
At the aggregate level across assets classes, an overweight to equities and underweight to fixed income helped drive overall returns versus the benchmark. The bulk of the outperformance within fixed income was generated from a broad underweight to US investment grade bonds. In equities, the positive contribution was generally spread evenly across regions and cap size, where a consistent overweight to US large cap stocks and underweight to small cap stocks proved valuable. The Fund also benefited from timely positioning across sectors, including technology, energy and consumer discretionary.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture from market recovery.
Portfolio Managers:
SSGA Funds Management, Inc.:	Timothy Furbush
Philip Lee
Michael Martel
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Global Tactical Allocation Managed Volatility Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,663 for the Standard Class shares and to $16,254 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite Index and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $20,695 and $14,445, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 15.75%
Five Years	+ 3.80%
Ten Years	+ 5.24%
Service Class Shares
One Year	+ 15.47%
Five Years	+ 3.54%
Ten Years	+ 4.98%
1. The Global Tactical Allocation Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg Barclays Capital U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, U.S. Aggregate-eligible securities also contribute to the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986 with history backfilled to January 1, 1976.
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–2

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,061.20	0.36%	$1.87
Service Class Shares	1,000.00	1,059.90	0.61%	3.17
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–3

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	49.39%
Investment Companies	49.39%
Equity Funds	23.38%
Fixed Income Fund	14.15%
International Equity Funds	11.86%
Unaffiliated Investments	50.55%
Investment Companies	50.55%
Equity Funds	15.21%
Fixed Income Funds	19.71%
International Equity Funds	12.96%
Money Market Fund	2.67%
Total Investments	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–4

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–49.39%
INVESTMENT COMPANIES–49.39%
Equity Funds–23.38%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	8,046,979	$ 105,640,739
LVIP SSGA S&P 500 Index Fund	1,865,792	39,161,112
LVIP SSGA Small-Cap Index Fund	1,407,153	44,595,487
LVIP SSGA Small-Mid Cap 200 Fund	1,373,587	17,518,730
		206,916,068
Fixed Income Fund–14.15%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	10,931,380	125,273,619
		125,273,619
International Equity Funds–11.86%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	9,580,930	78,122,906
LVIP SSGA Emerging Markets 100 Fund	2,106,897	18,079,286
LVIP SSGA International Index Fund	893,419	8,793,918
		104,996,110
Total Affiliated Investments (Cost $406,707,440)		437,185,797
UNAFFILIATED INVESTMENTS–50.55%
INVESTMENT COMPANIES–50.55%
Equity Funds–15.21%
Financial Select Sector SPDR Fund	575,172	17,703,794
Health Care Select Sector SPDR® Fund	171,665	17,485,797
SPDR® S&P 500 ETF Trust	200,371	64,491,410
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
SPDR® Dow Jones REIT ETF	164,675	$ 16,800,143
Technology Select Sector SPDR® Fund	198,603	18,205,937
		134,687,081
Fixed Income Funds–19.71%
SPDR® Portfolio TIPS ETF	2,396,679	68,294,912
SPDR® Bloomberg Barclays High Yield Bond ETF	237,045	25,965,909
SPDR® FTSE International Government Inflation-Protected Bond ETF	315,963	17,413,479
SPDR® Portfolio Aggregate Bond ETF	2,138,118	62,817,907
		174,492,207
International Equity Funds–12.96%
SPDR® Portfolio Developed World ex-US ETF	1,671,138	52,390,176
SPDR® Portfolio Emerging Markets ETF	945,755	35,550,931
Vanguard FTSE European ETF	456,657	26,760,100
		114,701,207
Money Market Fund–2.67%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	23,634,092	23,634,092
		23,634,092
Total Unaffiliated Investments (Cost $396,088,240)		447,514,587

TOTAL INVESTMENTS–99.94% (Cost $802,795,680)	884,700,384
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	526,195
NET ASSETS APPLICABLE TO 72,145,485 SHARES OUTSTANDING–100.00%	$885,226,579

✧✧ Standard Class shares.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–5

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
9	British Pound	$ 747,675	$ 745,255	3/16/20	$ 2,420	$ —
8	Euro	1,128,200	1,121,214	3/16/20	6,986	—
7	Japanese Yen	808,981	811,400	3/16/20	—	(2,419)
					9,406	(2,419)
Equity Contracts:
23	E-mini MSCI Emerging Markets Index	1,288,230	1,217,276	3/20/20	70,954	—
18	E-mini Russell 2000 Index	1,503,540	1,479,203	3/20/20	24,337	—
32	E-mini S&P 500 Index	5,169,760	5,083,888	3/20/20	85,872	—
29	Euro STOXX 50 Index	1,213,018	1,215,591	3/20/20	—	(2,573)
8	FTSE 100 Index	794,654	793,145	3/20/20	1,509	—
4	Nikkei 225 Index (OSE)	870,277	860,453	3/12/20	9,824	—
					192,496	(2,573)
Total Futures Contracts					$201,902	$(4,992)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–6

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Unaffiliated investments, at value	$447,514,587
Affiliated investments, at value	437,185,797
Cash collateral held at broker for futures contracts	497,939
Dividends and interest receivable	465,707
Receivable for fund shares sold	41,516
Variation margin due from broker on futures contracts	27,964
Prepaid expenses	2,724
TOTAL ASSETS	885,736,234
LIABILITIES:
Due to manager and affiliates	421,897
Other accrued expenses payable	44,896
Payable for fund shares redeemed	42,529
Foreign currencies due to custodian	333
TOTAL LIABILITIES	509,655
TOTAL NET ASSETS	$885,226,579
Affiliated investments, at cost	$406,707,440
Unaffiliated investments, at cost	396,088,240
Standard Class:
Net Assets	$ 48,146,679
Shares Outstanding	3,924,418
Net Asset Value Per Share	$ 12.268
Service Class:
Net Assets	$837,079,900
Shares Outstanding	68,221,067
Net Asset Value Per Share	$ 12.270
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$810,931,230
Distributable earnings/(accumulated loss)	74,295,349
TOTAL NET ASSETS	$885,226,579
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–7

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 11,785,936
Dividends from affiliated investments	10,778,536
Interest	760,814
23,325,286
EXPENSES:
Management fees	3,504,407
Distribution fees-Service Class	2,074,798
Shareholder servicing fees	254,069
Accounting and administration expenses	124,592
Reports and statements to shareholders	53,134
Professional fees	32,878
Trustees’ fees and expenses	25,767
Custodian fees	6,456
Consulting fees	4,214
Pricing fees	885
Other	11,448
6,092,648
Less:
Management fees waived	(876,102)
Total operating expenses	5,216,546
NET INVESTMENT INCOME	18,108,740
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	2,293,709
Sale of unaffiliated investments	23,133,505
Distributions from affiliated investment companies	9,508,307
Futures contracts	(11,813,388)
Net realized gain	23,122,133
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	38,901,747
Unaffiliated investments	43,439,590
Foreign currencies	(17,896)
Futures contracts	2,431,403
Net change in unrealized appreciation (depreciation)	84,754,844
NET REALIZED AND UNREALIZED GAIN	107,876,977
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,985,717
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 18,108,740	$ 17,382,462
Net realized gain	23,122,133	22,591,650
Net change in unrealized appreciation (depreciation)	84,754,844	(119,117,297)
Net increase (decrease) in net assets resulting from operations	125,985,717	(79,143,185)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,859,571)	(1,392,772)
Service Class	(30,655,880)	(22,972,454)
	(32,515,451)	(24,365,226)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,204,676	4,466,508
Service Class	22,993,118	44,216,348
Reinvestment of dividends and distributions:
Standard Class	1,859,571	1,392,772
Service Class	30,655,880	22,972,454
	57,713,245	73,048,082
Cost of shares redeemed:
Standard Class	(5,481,481)	(6,437,702)
Service Class	(115,051,432)	(119,890,386)
	(120,532,913)	(126,328,088)
Decrease in net assets derived from capital share transactions	(62,819,668)	(53,280,006)
NET INCREASE (DECREASE) IN NET ASSETS	30,650,598	(156,788,417)
NET ASSETS:
Beginning of year	854,575,981	1,011,364,398
End of year	$ 885,226,579	$ 854,575,981
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–8

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 11.026	$ 12.394	$ 11.227	$ 10.841	$ 11.979
Income (loss) from investment operations:
Net investment income[2]	0.274	0.251	0.268	0.215	0.220
Net realized and unrealized gain (loss)	1.455	(1.265)	1.396	0.395	(1.000)
Total from investment operations	1.729	(1.014)	1.664	0.610	(0.780)
Less dividends and distributions from:
Net investment income	(0.310)	(0.354)	(0.497)	(0.224)	(0.358)
Net realized gain	(0.177)	—	—	—	—
Total dividends and distributions	(0.487)	(0.354)	(0.497)	(0.224)	(0.358)
Net asset value, end of period	$ 12.268	$ 11.026	$ 12.394	$ 11.227	$ 10.841
Total return[3]	15.75%	(8.18%)	14.82%	5.62%	(6.52%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 48,147	$ 44,683	$ 50,670	$47,250	$ 46,949
Ratio of expenses to average net assets[4]	0.36%	0.35%	0.34%	0.34%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.46%	0.45%	0.44%	0.43%	0.43%
Ratio of net investment income to average net assets	2.30%	2.05%	2.22%	1.94%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.20%	1.95%	2.12%	1.84%	1.76%
Portfolio turnover	65%	34%	41%	64%	58%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–9

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 11.028	$ 12.392	$ 11.227	$ 10.843	$ 11.978
Income (loss) from investment operations:
Net investment income[2]	0.244	0.220	0.237	0.187	0.190
Net realized and unrealized gain (loss)	1.454	(1.262)	1.395	0.393	(0.996)
Total from investment operations	1.698	(1.042)	1.632	0.580	(0.806)
Less dividends and distributions from:
Net investment income	(0.279)	(0.322)	(0.467)	(0.196)	(0.329)
Net realized gain	(0.177)	—	—	—	—
Total dividends and distributions	(0.456)	(0.322)	(0.467)	(0.196)	(0.329)
Net asset value, end of period	$ 12.270	$ 11.028	$ 12.392	$ 11.227	$ 10.843
Total return[3]	15.47%	(8.40%)	14.53%	5.36%	(6.75%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$837,080	$809,893	$960,694	$919,852	$953,130
Ratio of expenses to average net assets[4]	0.61%	0.60%	0.59%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.71%	0.70%	0.69%	0.68%	0.68%
Ratio of net investment income to average net assets	2.05%	1.80%	1.97%	1.69%	1.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.95%	1.70%	1.87%	1.59%	1.51%
Portfolio turnover	65%	34%	41%	64%	58%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–10

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–11

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. The Sub-Adviser is also responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$50,169
Legal	9,946
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $34,470 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$223,674
Distribution fees payable to LFD	176,295
Printing and mailing fees payable to Lincoln Life	306
Shareholder servicing fees payable to Lincoln Life	21,622
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–12

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-49.39%@
Equity Funds-23.38%@
✧✧LVIP SSGA Large Cap 100 Fund	$103,956,238	$ 11,822,162	$ 26,320,000	$(1,287,922)	$17,470,261	$105,640,739	8,046,979	$ 2,629,758	$7,152,404
✧✧LVIP SSGA S&P 500 Index Fund	4,105,865	35,999,379	3,120,000	162,371	2,013,497	39,161,112	1,865,792	210,219	499,161
✧✧LVIP SSGA Small-Cap Index Fund	7,899,274	35,843,401	950,000	(1,716)	1,804,528	44,595,487	1,407,153	164,119	841,282
✧✧LVIP SSGA Small-Mid Cap 200 Fund	39,493,823	1,483,123	28,740,000	(1,529,409)	6,811,193	17,518,730	1,373,587	338,810	194,313
Fixed Income Fund-14.15%@
✧✧LVIP SSGA Bond Index Fund	130,136,820	11,591,221	22,855,533	(298,705)	6,699,816	125,273,619	10,931,380	3,381,782	—
International Equity Funds-11.86%@
✧✧LVIP SSGA Developed International 150 Fund	75,475,234	13,555,880	17,820,000	(67,911)	6,979,703	78,122,906	9,580,930	3,154,733	821,147
✧✧LVIP SSGA Emerging Markets 100 Fund	17,071,842	33,123,232	31,542,439	147,367	(720,716)	18,079,286	2,106,897	663,232	—
✧✧LVIP SSGA International Index Fund	16,859,711	41,695,884	52,774,776	5,169,634	(2,156,535)	8,793,918	893,419	235,883	—
Total	$394,998,807	$185,114,282	$184,122,748	$ 2,293,709	$38,901,747	$437,185,797		$10,778,536	$9,508,307

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$542,217,158
Sales	583,272,985
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$821,093,825
Aggregate unrealized appreciation of investments and derivatives	$ 64,169,061
Aggregate unrealized depreciation of investments and derivatives	(552,677)
Net unrealized appreciation of investments and derivatives	$ 63,616,384
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–13

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$437,185,797	$—	$—	$437,185,797
Unaffiliated Investment Companies	447,514,587	—	—	447,514,587
Total Investments	$884,700,384	$—	$—	$884,700,384
Derivatives:
Assets:
Futures Contracts	$ 201,902	$—	$—	$ 201,902
Liabilities:
Futures Contracts	$ (4,992)	$—	$—	$ (4,992)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts, straddle losses, pass-through consent dividends from the Underlying Funds and return of capital distributions from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$19,818,573	$23,150,460
Long-term capital gains	12,696,878	1,214,766
Total	$32,515,451	$24,365,226
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 7,243,064
Undistributed long-term capital gains	20,780,398
Other temporary differences	(17,348,443)
Net unrealized appreciation	63,620,330
Distributable earnings/(accumulated loss)	$ 74,295,349
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–14

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2019, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	185,113	363,855
Service Class	1,948,946	3,622,488
Shares reinvested:
Standard Class	152,581	126,547
Service Class	2,518,481	2,086,377
	4,805,121	6,199,267
Shares redeemed:
Standard Class	(465,930)	(526,186)
Service Class	(9,688,424)	(9,794,021)
	(10,154,354)	(10,320,207)
Net decrease	(5,349,233)	(4,120,940)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$192,496	Variation margin due from broker on futures contracts	$(2,573)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	9,406	Variation margin due from broker on futures contracts	(2,419)
Total		$201,902		$(4,992)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–15

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(11,272,085)	$1,936,568
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(541,303)	494,835
Total		$(11,813,388)	$2,431,403
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$9,392,893	$32,262,553
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–17

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–18

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed subadviser to the Risk-Management Sleeve of the Fund effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–19

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board considered that the subadviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Global Tactical Allocation Composite). The Board considered LIAC’s statement that underperformance over the one-, three- and five-year periods ended March 31, 2019 was in part due to the Fund being overweight in non-U.S. markets and underweight in U.S. markets, which have outperformed over the periods reviewed, and in part due to the Fund’s value orientation being out of favor. The Board noted LIAC’s view that it continues to believe that the Fund’s construction is appropriate and that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes a breakpoint, and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–25

LVIP SSGA International Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA International Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Index Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 21.58% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI EAFE® NR Index (net dividends)1, returned 22.01%.
The Fund had positive performance in 2019. The Fund’s performance was driven by progress on US and China trade relations, accommodative monetary policy and progress in the UK regarding Brexit. In the first calendar quarter of 2019, positive factors such as optimism about progress in trade talks between the US and China, a strong earnings season, an accommodative Fed and a deal to temporarily reopen the US government helped performance and offset negative factors such as geopolitical tensions between India and Pakistan, Brexit and slowing economic growth. The second quarter of the reporting period had also had positive performance driven by dovish comments from central banks, a trade deal between the US and Mexico, and strong earnings data despite concerns about global trade, Brexit and tensions with Iran. Performance in the third quarter was negative on the back of weak macroeconomic data, escalating trade hostilities between the US and China, unrest in the Middle East and a strong dollar. Performance in the fourth quarter was positive and driven by a partial trade agreement between the US and China, a new Brexit deal between the UK and EU, a strong earnings season and interest rate cuts in the US despite geopolitical concerns like North Korea’s test-firing of ballistic missiles and China threatening to retaliate against the US for supporting Hong Kong protesters.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted 1.0 bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Nestle S.A., Roche Holding AG and ASML Holding NV. The top negative contributors to the Fund’s performance during the period were Nokia Oyj, Swedbank AB Class A and Teva Pharmaceutical Industries Limited Sponsored ADR.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Amy Scofield
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Index Fund shares on 12/31/09. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,474 for the Standard Class shares and to $16,066 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,085. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 21.58%
Five Years	+ 5.47%
Ten Years	+ 5.12%
Service Class Shares
One Year	+ 21.28%
Five Years	+ 5.21%
Ten Years	+ 4.86%
1 The MSCI EAFE® NR Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA International Index Fund–1

LVIP SSGA International Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,066.50	0.38%	$1.98
Service Class Shares	1,000.00	1,065.10	0.63%	3.28
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.38%	$1.94
Service Class Shares	1,000.00	1,022.00	0.63%	3.21

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA International Index Fund–2

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Security Type/Country	Percentage of Net Assets
Common Stock	98.04%
Australia	6.71%
Austria	0.22%
Belgium	0.97%
Chile	0.03%
China	0.05%
Denmark	1.82%
Finland	1.09%
France	11.14%
Germany	7.96%
Hong Kong	3.40%
Ireland	0.64%
Isle Of Man	0.05%
Israel	0.56%
Italy	2.16%
Japan	24.11%
Netherlands	4.86%
New Zealand	0.28%
Norway	0.62%
Portugal	0.16%
Singapore	1.27%
Spain	2.80%
Sweden	2.58%
Switzerland	9.45%
United Arab Emirates	0.01%
United Kingdom	14.96%
United States	0.14%
Preferred Stocks	0.54%
Rights	0.01%
Money Market Fund	0.83%
Total Investments	99.42%
Receivables and Other Assets Net of Liabilities	0.58%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.49%
Air Freight & Logistics	0.48%
Airlines	0.15%
Auto Components	0.92%
Automobiles	3.09%
Banks	9.56%
Beverages	2.26%
Biotechnology	0.88%
Sector	Percentage of Net Assets
Building Products	0.84%
Capital Markets	2.49%
Chemicals	3.36%
Commercial Services & Supplies	0.59%
Communications Equipment	0.32%
Construction & Engineering	0.96%
Construction Materials	0.59%
Consumer Finance	0.04%
Containers & Packaging	0.07%
Distributors	0.02%
Diversified Consumer Services	0.01%
Diversified Financial Services	0.72%
Diversified Telecommunication Services	2.05%
Electric Utilities	1.98%
Electrical Equipment	1.50%
Electronic Equipment, Instruments & Components	1.76%
Energy Equipment & Services	0.06%
Entertainment	0.65%
Equity Real Estate Investment Trusts	1.63%
Food & Staples Retailing	1.38%
Food Products	3.48%
Gas Utilities	0.49%
Health Care Equipment & Supplies	1.78%
Health Care Providers & Services	0.50%
Health Care Technology	0.09%
Hotels, Restaurants & Leisure	1.39%
Household Durables	1.28%
Household Products	0.84%
Independent Power and Renewable Electricity Producers	0.10%
Industrial Conglomerates	1.30%
Insurance	5.49%
Interactive Media & Services	0.19%
Internet & Direct Marketing Retail	0.47%
IT Services	1.05%
Leisure Products	0.24%
Life Sciences Tools & Services	0.31%
Machinery	2.76%
Marine	0.20%
Media	0.62%
Metals & Mining	2.70%
Multiline Retail	0.51%
Multi-Utilities	0.99%
Oil, Gas & Consumable Fuels	4.74%
Paper & Forest Products	0.29%
Personal Products	2.08%
Pharmaceuticals	8.42%
Professional Services	1.50%
Real Estate Management & Development	1.84%
LVIP SSGA International Index Fund–3

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Road & Rail	1.12%
Semiconductors & Semiconductor Equipment	1.86%
Software	1.48%
Specialty Retail	0.89%
Technology Hardware, Storage & Peripherals	0.49%
Textiles, Apparel & Luxury Goods	2.57%
Tobacco	1.04%
Trading Companies & Distributors	1.32%
Transportation Infrastructure	0.60%
Water Utilities	0.11%
Wireless Telecommunication Services	1.61%
Total	98.59%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle	2.14%
Royal Dutch Shell	1.57%
Roche Holding	1.51%
Novartis	1.35%
Toyota Motor	1.06%
HSBC Holdings	1.05%
Unilever	0.98%
TOTAL	0.88%
SAP	0.87%
AstraZeneca	0.87%
Total	12.28%

HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LVIP SSGA International Index Fund–4

LVIP SSGA International Index Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.04%
Australia–6.71%
AGL Energy	139,774	$ 2,013,714
Alumina	521,706	842,047
AMP	714,559	960,261
APA Group	251,467	1,958,783
Aristocrat Leisure	122,482	2,893,995
ASX	41,260	2,270,299
Aurizon Holdings	424,149	1,556,691
AusNet Services	401,056	478,450
Australia & New Zealand Banking Group	590,606	10,208,094
Bendigo & Adelaide Bank	104,768	719,035
=†BGP Holdings	160,069	0
BHP Group	617,315	16,860,174
BlueScope Steel	111,321	1,176,480
Boral	245,260	771,058
Brambles	339,878	2,795,330
Caltex Australia	54,438	1,296,953
Challenger	117,313	666,004
CIMIC Group	20,732	482,143
Coca-Cola Amatil	104,489	810,976
Cochlear	12,301	1,939,920
Coles Group	241,652	2,516,557
Commonwealth Bank of Australia	371,778	20,845,527
Computershare	101,158	1,191,172
Crown Resorts	79,376	668,982
CSL	95,050	18,393,560
Dexus	232,644	1,910,118
Flight Centre Travel Group	11,852	366,453
Fortescue Metals Group	295,294	2,215,209
Goodman Group	347,928	3,264,399
GPT Group	412,759	1,622,060
Harvey Norman Holdings	119,801	342,166
Incitec Pivot	342,235	763,720
Insurance Australia Group	492,545	2,647,629
James Hardie Industries CDI	92,149	1,802,229
LendLease Group	120,231	1,484,949
Macquarie Group	68,917	6,666,771
Magellan Financial Group	26,419	1,055,826
Medibank	570,717	1,265,582
Mirvac Group	833,569	1,860,163
National Australia Bank	625,669	10,814,126
Newcrest Mining	163,783	3,476,775
Oil Search	284,085	1,445,336
Orica	80,976	1,249,011
Origin Energy	375,361	2,225,811
Qantas Airways	154,254	769,641
QBE Insurance Group	281,624	2,545,470
Ramsay Health Care	34,455	1,753,688
REA Group	11,229	816,363
Rio Tinto (Australian Securities Exchange)	79,116	5,574,173
Santos	377,345	2,166,079
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Scentre Group	1,133,193	$ 3,045,686
SEEK	71,095	1,125,040
Sonic Healthcare	95,948	1,935,781
South32	703,913	1,333,722
South32 (London Stock Exchange)	368,248	687,772
Stockland	508,169	1,647,527
Suncorp Group	268,720	2,443,922
Sydney Airport	230,362	1,399,946
Tabcorp Holdings	430,366	1,368,102
Telstra	887,172	2,203,908
TPG Telecom	79,097	372,447
Transurban Group	570,177	5,965,814
Treasury Wine Estates	153,259	1,746,604
Vicinity Centres	683,296	1,193,962
Washington H Soul Pattinson & Co.	25,511	384,900
Wesfarmers	241,652	7,020,582
Westpac Banking	738,759	12,561,416
WiseTech Global	30,236	495,867
Woodside Petroleum	199,519	4,813,628
Woolworths Group	268,259	6,807,147
WorleyParsons	71,899	772,468
		213,746,193
Austria–0.22%
ANDRITZ	15,516	667,036
Erste Group Bank	64,121	2,408,522
OMV	31,388	1,758,506
Raiffeisen Bank International	31,533	789,254
Verbund	14,513	728,333
voestalpine	24,055	667,181
		7,018,832
Belgium–0.97%
Ageas	38,051	2,248,477
Anheuser-Busch InBev	159,321	12,994,030
Colruyt	11,289	588,570
†Galapagos	9,158	1,915,827
Groupe Bruxelles Lambert	17,195	1,812,266
KBC Group	53,216	4,002,971
Proximus	32,419	928,019
Solvay Class A	15,796	1,830,308
Telenet Group Holding	9,867	443,377
UCB	26,945	2,142,896
Umicore	42,012	2,043,334
		30,950,075
Chile–0.03%
Antofagasta	84,045	1,020,637
		1,020,637
LVIP SSGA International Index Fund–5

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
□China–0.05%
†BeiGene ADR	7,700	$ 1,276,352
Yangzijiang Shipbuilding Holdings	470,300	391,640
		1,667,992
Denmark–1.82%
AP Moller - Maersk Class A	802	1,087,094
AP Moller - Maersk Class B	1,394	2,010,485
Carlsberg Class B	22,798	3,402,281
Chr Hansen Holding	22,481	1,786,507
Coloplast Class B	25,319	3,141,101
Danske Bank	137,816	2,229,628
†Demant	23,525	740,867
DSV	46,497	5,358,931
†Genmab	13,844	3,078,954
H Lundbeck	14,854	567,876
ISS	33,635	807,066
Novo Nordisk Class B	371,711	21,540,219
Novozymes Class B	45,509	2,226,999
Orsted	40,317	4,169,775
Pandora	21,759	946,548
Tryg	25,758	763,633
Vestas Wind Systems	40,272	4,067,731
		57,925,695
Finland–1.09%
Elisa	30,314	1,674,658
Fortum	94,660	2,336,533
Kone Class B	72,440	4,736,695
Metso	22,430	886,098
Neste	90,167	3,137,373
Nokia (London Stock Exchange)	1,201,175	4,442,987
Nordea Bank	690,522	5,586,752
Orion Class B	22,258	1,030,804
Sampo Class A	94,484	4,125,465
Stora Enso Class R	123,985	1,804,079
UPM-Kymmene	113,753	3,946,602
Wartsila	94,584	1,045,482
		34,753,528
France–11.14%
Accor	39,150	1,833,433
Aeroports de Paris	6,327	1,249,781
Air Liquide	98,854	13,993,627
Airbus	122,453	17,922,149
Alstom	40,634	1,924,808
Amundi	12,897	1,011,213
Arkema	14,670	1,558,321
Atos	20,945	1,746,074
AXA	404,837	11,402,593
BioMerieux	8,829	785,842
BNP Paribas	235,275	13,942,257
†Bollore	187,188	816,682
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Bouygues	47,512	$ 2,018,785
Bureau Veritas	61,235	1,597,666
Capgemini	33,872	4,137,571
Carrefour	126,158	2,115,596
Casino Guichard Perrachon	11,693	546,939
Cie de Saint-Gobain	104,843	4,292,487
Cie Generale des Etablissements Michelin	36,414	4,456,253
CNP Assurances	36,584	727,573
Covivio	9,497	1,078,062
Creditricole	244,366	3,542,811
Danone	128,809	10,677,445
Dassault Aviation	534	700,816
Dassault Systemes	28,018	4,605,743
Edenred	51,020	2,638,263
Eiffage	16,709	1,911,733
Electricite de France	126,647	1,410,371
Engie	389,268	6,287,643
EssilorLuxottica	58,987	8,985,304
Eurazeo	8,562	585,844
Eurofins Scientific	2,445	1,355,371
Eutelsat Communications	37,208	604,758
Faurecia	16,181	871,755
Gecina	9,753	1,746,014
Getlink	92,215	1,604,317
Hermes International	6,750	5,044,116
ICADE	6,915	752,774
Iliad	5,491	711,702
Ingenico Group	12,785	1,388,202
Ipsen	8,038	712,282
JCDecaux	15,875	489,336
Kering	15,777	10,356,320
Klepierre	42,588	1,617,047
Legrand	56,863	4,633,213
L'Oreal	52,943	15,677,946
LVMH Moet Hennessy Louis Vuitton	58,440	27,151,699
Natixis	195,108	866,219
Orange	425,197	6,257,498
Pernod Ricard	45,255	8,091,547
Peugeot	125,348	2,994,841
Publicis Groupe	45,124	2,042,845
Remy Cointreau	4,810	590,794
Renault	40,967	1,938,284
Safran	68,326	10,549,671
Sanofi	236,428	23,767,338
Sartorius Stedim Biotech	5,894	976,489
Schneider Electric	114,810	11,783,587
SCOR	33,793	1,418,428
SEB	4,812	714,645
SES FDR	77,639	1,088,596
Societe Generale	163,579	5,690,836
Sodexo	18,856	2,234,579

LVIP SSGA International Index Fund–6

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
STMicroelectronics	145,548	$ 3,913,371
Suez	72,836	1,101,726
Teleperformance	12,485	3,044,562
Thales	22,709	2,356,733
TOTAL	508,051	28,038,135
†Ubisoft Entertainment	17,837	1,232,078
Unibail-Rodamco-Westfield	169,680	4,645,537
Valeo	51,204	1,804,050
Veolia Environnement	114,563	3,046,861
Vinci	106,619	11,839,858
Vivendi	180,336	5,222,944
Wendel	5,771	767,090
†Worldline	21,410	1,516,585
		354,756,264
Germany–7.96%
adidas	37,656	12,240,785
Allianz	89,180	21,851,577
Aroundtown S.A.	193,825	1,740,893
BASF	192,368	14,492,356
Bayer	195,357	15,881,859
Bayerische Motoren Werke	70,566	5,779,757
Beiersdorf	21,483	2,569,996
Brenntag	32,928	1,786,564
Carl Zeiss Meditec Class B	8,578	1,090,517
Commerzbank	213,529	1,318,759
Continental	23,445	3,029,803
Covestro	37,052	1,724,032
Daimler	189,666	10,485,551
†Delivery Hero	24,127	1,912,287
Deutsche Bank	418,460	3,242,445
Deutsche Boerse	40,494	6,349,970
Deutsche Lufthansa	50,640	932,135
Deutsche Post	210,826	8,016,480
Deutsche Telekom	696,167	11,376,880
Deutsche Wohnen	76,090	3,095,099
E.ON	469,113	5,013,351
Evonik Industries	39,727	1,213,354
Fraport Frankfurt Airport Services Worldwide	8,868	752,760
Fresenius & Co.	88,945	5,005,242
Fresenius Medical Care & Co.	45,933	3,381,947
GEA Group	34,126	1,128,469
Hannover Rueck	12,851	2,477,860
HeidelbergCement	31,716	2,304,639
Henkel & Co.	22,148	2,081,746
HOCHTIEF	5,270	670,955
Infineon Technologies	266,448	6,020,218
KION Group	13,842	951,878
Knorr-Bremse	10,307	1,049,194
LANXESS	18,531	1,244,233
Merck	27,545	3,247,383
METRO	38,376	617,515
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
MTU Aero Engines	11,083	$ 3,157,831
Muenchener Rueckversicherungs-Gesellschaft in Muenchen Class R	29,999	8,852,493
Puma	17,680	1,355,738
†QIAGEN	48,372	1,648,193
RWE	116,571	3,571,963
SAP	206,825	27,838,259
Siemens	160,663	20,981,228
Siemens Healthineers	31,969	1,532,498
Symrise	27,420	2,882,085
Telefonica Deutschland Holding	190,187	551,252
thyssenkrupp	86,241	1,158,829
Uniper	42,898	1,417,848
United Internet	25,439	833,108
Volkswagen	6,918	1,339,912
Vonovia	108,236	5,813,287
Wirecard	25,018	3,016,739
†Zalando	29,429	1,484,108
		253,513,860
■Hong Kong–3.40%
AIA Group	2,542,400	26,688,952
ASM Pacific Technology	65,000	901,723
Bank of East Asia	277,746	620,199
BOC Hong Kong Holdings	788,500	2,737,180
†Budweiser Brewing Co. APAC	254,000	857,282
CK Asset Holdings	550,924	3,976,936
CK Hutchison Holdings	575,160	5,484,182
CK Infrastructure Holdings	141,000	1,003,356
CLP Holdings	350,000	3,678,631
Galaxy Entertainment Group	462,000	3,403,206
Hang Lung Properties	431,000	945,818
Hang Seng Bank	163,000	3,367,812
Henderson Land Development	309,149	1,517,517
HK Electric Investments	564,808	556,668
HKT Trust	806,592	1,136,555
Hong Kong & China Gas	2,164,083	4,226,909
Hong Kong Exchanges & Clearing	254,699	8,269,554
Hongkong Land Holdings	248,700	1,430,025
Jardine Matheson Holdings	47,200	2,624,320
Jardine Strategic Holdings	47,200	1,446,680
Kerry Properties	139,531	443,180
Link REIT	449,715	4,761,301
Melco Resorts & Entertainment ADR	44,746	1,081,511
MTR	327,296	1,934,215
New World Development	1,307,476	1,792,005

LVIP SSGA International Index Fund–7

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
NWS Holdings	333,490	$ 467,347
PCCW	904,596	535,168
Power Assets Holdings	295,500	2,161,557
Sands China	517,068	2,763,739
Sino Land	653,587	949,476
SJM Holdings	422,591	481,037
Sun Hung Kai Properties	339,505	5,197,817
Swire Pacific Class A	106,000	984,870
Swire Properties	249,361	827,225
Techtronic Industries	292,000	2,381,402
Vitasoy International Holdings	158,000	572,809
WH Group	2,037,793	2,105,185
Wharf Real Estate Investment	259,000	1,580,464
Wheelock & Co.	175,000	1,166,697
Wynn Macau	332,353	818,908
Yue Yuen Industrial Holdings	155,000	457,503
		108,336,921
Ireland–0.64%
†AerCap Holdings	26,788	1,646,658
AIB Group	173,552	604,655
Bank of Ireland Group	206,299	1,129,722
†CRH	171,451	6,859,933
Kerry Group Class A	33,842	4,217,419
Kingspan Group	32,727	1,998,853
Paddy Power Betfair	16,651	2,023,699
Smurfit Kappa Group	48,089	1,848,034
		20,328,973
Isle Of Man–0.05%
GVC Holdings	124,017	1,452,501
		1,452,501
Israel–0.56%
Azrieli Group	9,046	661,430
Bank Hapoalim	241,777	2,005,882
Bank Leumi Le-Israel	318,256	2,316,901
†Check Point Software Technologies	25,964	2,880,965
†CyberArk Software	8,000	932,640
Elbit Systems	5,177	805,941
Israel Chemicals	150,076	706,204
Israel Discount Bank Class A	248,083	1,150,149
Mizrahi Tefahot Bank	29,977	798,623
†Nice	13,265	2,057,375
†Teva Pharmaceutical Industries	139,930	1,386,212
†Teva Pharmaceutical Industries ADR	84,569	828,776
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
†Wix.com	10,100	$ 1,236,038
		17,767,136
Italy–2.16%
Assicurazioni Generali	234,167	4,834,329
Atlantia	105,598	2,464,540
CNH Industrial	216,478	2,376,905
Davide Campari-Milano	123,784	1,131,051
Enel	1,700,948	13,512,030
Eni	542,179	8,420,706
Ferrari	26,033	4,322,405
FinecoBank Banca Fineco	129,776	1,556,768
Intesa Sanpaolo	3,172,020	8,355,697
Leonardo	84,063	985,835
Mediobanca Banca di Credito Finanziario	132,363	1,457,387
Moncler	38,483	1,732,020
Pirelli & C	85,251	492,041
Poste Italiane	111,347	1,265,222
Prysmian	51,434	1,241,577
Recordati	22,285	939,417
Snam	434,119	2,282,511
†Telecom Italia	1,944,114	1,214,116
Telecom Italia RSP	1,284,683	786,761
Tenaris	100,642	1,140,266
Terna Rete Elettrica Nazionale	299,868	2,005,490
UniCredit	428,393	6,261,804
		68,778,878
Japan–24.11%
ABC-Mart	7,000	477,829
Acom	85,100	386,112
Advantest	42,500	2,396,920
Aeon	139,400	2,876,712
AEON Financial Service	24,000	378,159
Aeon Mall	21,790	386,501
AGC	39,200	1,401,712
Air Water	31,800	464,014
Aisin Seiki	34,700	1,285,277
Ajinomoto	93,600	1,558,188
Alfresa Holdings	41,800	849,168
Alps Alpine	44,400	1,007,850
Amada Holdings	70,600	802,986
ANA Holdings	24,500	817,896
Aozora Bank	25,200	665,752
Asahi Group Holdings	77,300	3,526,464
Asahi Intecc	41,600	1,218,099
Asahi Kasei	269,000	3,020,441
Astellas Pharma	402,600	6,872,375
Bandai Namco Holdings	42,600	2,591,451
Bank of Kyoto	11,300	481,842
Benesse Holdings	15,300	402,157
Bridgestone	121,700	4,521,168

LVIP SSGA International Index Fund–8

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Brother Industries	47,500	$ 981,029
Calbee	17,100	557,140
Canon	213,200	5,834,957
Casio Computer	39,300	785,352
Central Japan Railway	30,700	6,172,810
Chiba Bank	89,200	512,895
Chubu Electric Power	137,300	1,940,852
Chugai Pharmaceutical	47,700	4,392,943
Chugoku Electric Power	59,300	779,505
Coca-Cola Bottlers Japan Holdings	26,400	674,527
Concordia Financial Group	225,700	926,881
Credit Saison	33,600	582,750
CyberAgent	21,600	752,452
Dai Nippon Printing	51,800	1,401,063
Daicel	53,100	507,654
Daifuku	21,600	1,305,392
Dai-ichi Life Holdings	229,800	3,787,166
Daiichi Sankyo	120,900	7,984,750
Daikin Industries	53,100	7,491,866
Daito Trust Construction	15,300	1,890,716
Daiwa House Industry	120,700	3,736,491
Daiwa House REIT Investment	398	1,040,704
Daiwa Securities Group	322,000	1,625,588
Denso	92,400	4,172,999
Dentsu	46,100	1,588,414
Disco	5,700	1,338,503
East Japan Railway	65,100	5,876,051
Eisai	53,700	4,018,153
Electric Power Development	31,200	757,304
FamilyMart UNY Holdings	54,000	1,293,284
FANUC	41,300	7,626,656
Fast Retailing	12,400	7,366,516
Fuji Electric	27,000	820,187
FUJIFILM Holdings	76,800	3,667,650
Fujitsu	41,900	3,940,939
Fukuoka Financial Group	36,700	701,192
GMO Payment Gateway	8,700	595,787
Hakuhodo DY Holdings	49,700	799,724
Hamamatsu Photonics	29,900	1,225,315
Hankyu Hanshin Holdings	48,800	2,087,451
Hikari Tsushin	4,500	1,130,840
Hino Motors	61,200	647,220
Hirose Electric	7,287	931,508
Hisamitsu Pharmaceutical	7,800	379,871
Hitachi	206,000	8,692,322
Hitachi Chemical	22,200	930,087
Hitachi Construction Machinery	22,900	682,130
Hitachi High-Technologies	14,900	1,055,210
Hitachi Metals	45,700	672,691
Honda Motor	339,700	9,614,032
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Hoshizaki	11,600	$ 1,034,258
Hoya	81,300	7,761,057
Hulic	64,600	777,797
Idemitsu Kosan	41,783	1,154,536
IHI	31,300	732,451
Iida Group Holdings	31,400	550,301
Inpex	218,200	2,260,493
Isetan Mitsukoshi Holdings	71,700	643,846
Isuzu Motors	117,500	1,388,940
ITOCHU	287,100	6,654,023
Itochu Techno-Solutions	20,500	577,324
J Front Retailing	49,000	683,416
Japan Airlines	24,500	762,829
Japan Airport Terminal	10,800	599,239
Japan Exchange Group	108,600	1,911,911
Japan Post Bank	86,300	828,030
Japan Post Holdings	335,700	3,157,077
Japan Post Insurance	47,500	809,710
Japan Prime Realty Investment	167	734,279
Japan Real Estate Investment	280	1,858,217
Japan Retail Fund Investment	558	1,200,764
Japan Tobacco	255,800	5,703,457
JFE Holdings	104,800	1,344,734
JGC	46,900	746,462
JSR	41,000	749,997
JTEKT	43,900	518,595
JXTG Holdings	685,560	3,111,467
Kajima	95,800	1,273,678
Kakaku.com	29,000	740,460
Kamigumi	22,900	503,385
Kansai Electric Power	150,100	1,738,879
Kansai Paint	36,800	898,991
Kao	101,400	8,362,972
Kawasaki Heavy Industries	29,500	644,773
KDDI	368,600	10,997,677
Keihan Holdings	20,500	995,409
Keikyu	47,000	906,111
Keio	21,900	1,325,152
Keisei Electric Railway	27,600	1,069,482
Keyence	38,776	13,615,743
Kikkoman	30,900	1,512,702
Kintetsu Group Holdings	36,600	1,985,175
Kirin Holdings	175,300	3,826,198
Kobayashi Pharmaceutical	10,500	889,363
Koito Manufacturing	22,300	1,032,622
Komatsu	196,900	4,725,883
Konami Holdings	19,900	817,741
Konica Minolta	96,400	627,958
Kose	7,100	1,034,924
Kubota	223,300	3,506,534

LVIP SSGA International Index Fund–9

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kuraray	68,100	$ 825,226
Kurita Water Industries	21,100	626,141
Kyocera	68,400	4,661,848
Kyowa Hakko Kirin	51,800	1,220,426
Kyushu Electric Power	80,800	701,019
Kyushu Railway	34,100	1,141,585
Lawson	10,700	607,360
†LINE	13,700	673,111
Lion	47,800	929,168
LIXIL Group	55,200	952,578
M3	94,000	2,834,627
Makita	47,700	1,647,313
Marubeni	333,400	2,463,283
Marui Group	39,100	953,357
Maruichi Steel Tube	6,700	188,287
Mazda Motor	121,200	1,032,797
McDonald's Holdings	14,200	684,139
Mebuki Financial Group	198,510	506,113
Medipal Holdings	37,600	829,846
MEIJI Holdings	24,368	1,646,793
†Mercari	14,200	290,305
MINEBEA MITSUMI	77,400	1,598,786
MISUMI Group	60,500	1,497,382
Mitsubishi	288,100	7,632,159
Mitsubishi Chemical Holdings	272,900	2,033,427
Mitsubishi Electric	389,000	5,296,501
Mitsubishi Estate	252,000	4,821,985
Mitsubishi Gas Chemical	34,200	521,009
Mitsubishi Heavy Industries	68,300	2,648,458
Mitsubishi Materials	23,800	645,924
Mitsubishi Motors	142,900	595,646
Mitsubishi Tanabe Pharma	47,900	878,730
Mitsubishi UFJ Financial Group	2,574,300	13,917,525
Mitsubishi UFJ Lease & Finance	85,900	552,998
Mitsui & Co.	352,800	6,271,204
Mitsui Chemicals	38,000	925,653
Mitsui Fudosan	190,200	4,648,472
Mitsui OSK Lines	24,400	671,010
Mizuho Financial Group	5,141,220	7,919,631
MonotaRO	26,700	710,780
MS&AD Insurance Group Holdings	101,154	3,338,959
Murata Manufacturing	122,400	7,533,544
Nabtesco	24,000	707,207
Nagoya Railroad	39,800	1,235,907
NEC	52,700	2,180,960
†Nexon	105,000	1,392,855
NGK Insulators	54,500	948,083
NGK Spark Plug	33,400	647,426
NH Foods	17,500	724,910
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nidec	47,700	$ 6,515,042
Nikon	68,400	836,508
Nintendo	23,300	9,319,070
Nippon Building Fund	286	2,096,452
Nippon Electric Glass	9,900	219,779
Nippon Express	16,700	978,937
Nippon Paint Holdings	31,200	1,606,228
Nippon Prologis REIT	424	1,079,890
Nippon Shinyaku	9,600	831,298
Nippon Steel	172,122	2,594,381
Nippon Telegraph & Telephone	274,400	6,935,100
Nippon Yusen	32,600	587,571
Nissan Chemical	27,200	1,139,076
Nissan Motor	494,800	2,867,235
Nisshin Seifun Group	42,165	735,672
Nissin Foods Holdings	13,500	1,002,682
Nitori Holdings	17,100	2,699,257
Nitto Denko	33,800	1,900,499
Nomura Holdings	707,300	3,639,614
Nomura Real Estate Holdings	26,700	640,407
Nomura Real Estate Master Fund	872	1,491,582
Nomura Research Institute	72,307	1,546,359
NSK	74,300	702,372
NTT Data	134,500	1,798,801
NTT DOCOMO	284,300	7,919,498
Obayashi	138,400	1,537,162
Obic	13,800	1,858,871
Odakyu Electric Railway	62,800	1,465,062
Oji Holdings	183,800	993,987
Olympus	248,300	3,826,974
Omron	41,000	2,389,814
Ono Pharmaceutical	80,100	1,828,708
Oracle	8,200	744,222
Oriental Land	42,600	5,812,401
ORIX	282,300	4,678,096
Orix JREIT	554	1,200,819
Osaka Gas	77,800	1,487,783
Otsuka	22,300	890,549
Otsuka Holdings	83,200	3,708,576
Pan Pacific International Holdings	94,500	1,567,876
Panasonic	470,500	4,412,904
Park24	24,700	604,805
†PeptiDream	19,800	1,011,845
Persol Holdings	37,800	708,415
Pigeon	24,600	900,758
Pola Orbis Holdings	19,500	464,471
Rakuten	183,400	1,566,820
Recruit Holdings	282,800	10,592,366
†Renesas Electronics	159,500	1,089,696
Resona Holdings	445,800	1,943,032

LVIP SSGA International Index Fund–10

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Ricoh	142,900	$ 1,554,966
Rinnai	7,200	562,674
Rohm	19,500	1,555,886
Ryohin Keikaku	50,900	1,186,292
Sankyo	9,500	315,521
Santen Pharmaceutical	76,700	1,460,609
SBI Holdings	49,870	1,052,868
Secom	44,700	3,989,147
Sega Sammy Holdings	36,900	534,299
Seibu Holdings	42,300	695,821
Seiko Epson	58,100	877,244
Sekisui Chemical	77,400	1,342,883
Sekisui House	132,500	2,829,517
Seven & i Holdings	160,600	5,886,858
Seven Bank	127,100	416,392
SG Holdings	30,700	691,541
Sharp	45,400	693,826
Shimadzu	47,300	1,479,221
Shimamura	4,700	357,312
Shimano	15,800	2,563,248
Shimizu	126,000	1,283,539
Shin-Etsu Chemical	75,500	8,302,964
Shinsei Bank	41,400	631,647
Shionogi & Co.	57,400	3,550,849
Shiseido	85,300	6,057,151
Shizuoka Bank	96,700	719,279
Showa Denko	28,700	756,403
SMC	12,200	5,579,246
Softbank Corp.	357,100	4,788,593
SoftBank Group	331,000	14,371,034
Sohgo Security Services	15,200	822,698
Sompo Holdings	71,575	2,810,722
Sony	266,600	18,101,517
Sony Financial Holdings	32,500	780,158
Square Enix Holdings	19,400	966,001
Stanley Electric	27,900	805,786
Subaru	131,100	3,247,325
SUMCO	53,100	879,802
Sumitomo	253,200	3,760,864
Sumitomo Chemical	317,500	1,441,630
Sumitomo Dainippon Pharma	36,600	709,130
Sumitomo Electric Industries	160,700	2,413,418
Sumitomo Heavy Industries	23,000	653,310
Sumitomo Metal Mining	49,600	1,597,120
Sumitomo Mitsui Financial Group	277,100	10,234,786
Sumitomo Mitsui Trust Holdings	70,746	2,796,656
Sumitomo Realty & Development	71,000	2,477,153
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sumitomo Rubber Industries	36,400	$ 443,852
Sundrug	15,300	553,584
Suntory Beverage & Food	29,000	1,210,711
Suzuken Aichi	15,450	629,709
Suzuki Motor	78,500	3,276,742
Sysmex	35,700	2,430,631
T&D Holdings	119,000	1,504,839
Taiheiyo Cement	25,700	754,374
Taisei	42,000	1,739,682
Taisho Pharmaceutical Holdings	7,700	568,223
Taiyo Nippon Sanso	27,700	613,110
Takeda Pharmaceutical	310,875	12,295,787
TDK	27,600	3,101,664
Teijin	38,000	709,921
Terumo	137,600	4,881,264
THK	25,700	690,000
Tobu Railway	40,700	1,473,378
Toho (Tokyo)	24,600	1,025,135
Toho Gas	15,900	649,232
Tohoku Electric Power Holdings	94,800	939,808
Tokio Marine Holdings	136,200	7,625,672
Tokyo Century	9,100	484,520
†Tokyo Electric Power	325,400	1,392,892
Tokyo Electron	32,500	7,095,724
Tokyo Gas	81,800	1,987,650
Tokyu	106,500	1,969,471
Tokyu Fudosan Holdings	130,400	900,452
Toppan Printing	59,600	1,231,231
Toray Industries	295,600	2,002,843
Toshiba	110,100	3,736,984
Tosoh	55,400	853,481
TOTO	29,400	1,241,477
Toyo Seikan Group Holdings	30,300	521,590
Toyo Suisan Kaisha	18,900	802,603
Toyoda Gosei	13,900	347,074
Toyota Industries	31,300	1,801,004
Toyota Motor	481,200	33,906,058
Toyota Tsusho	45,300	1,591,281
Trend Micro	26,900	1,376,467
Tsuruha Holdings	7,900	1,014,344
Unicharm	86,000	2,903,979
United Urban Investment	599	1,124,956
USS	46,700	882,783
Welcia Holdings	10,100	641,646
West Japan Railway	34,900	3,018,625
Yahoo Japan	568,000	2,398,159
Yakult Honsha	25,500	1,405,369
Yamada Denki	133,900	710,477
Yamaha	30,600	1,696,570
Yamaha Motor	57,700	1,155,903

LVIP SSGA International Index Fund–11

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Yamato Holdings	65,800	$ 1,121,863
Yamazaki Baking	28,900	516,422
Yaskawa Electric	51,200	1,928,753
Yokogawa Electric	50,700	890,346
Yokohama Rubber	25,300	490,692
ZOZO	18,100	346,159
		768,027,461
Netherlands–4.86%
ABN AMRO Group CVA	90,153	1,640,241
†Adyen	2,206	1,808,838
Aegon	379,643	1,731,914
Akzo Nobel	48,540	4,935,105
†Altice Europe Class A	142,487	918,689
ASML Holding	89,511	26,476,663
EXOR	23,114	1,792,062
Heineken	55,243	5,881,819
Heineken Holding	24,555	2,379,745
ING Groep	811,282	9,726,240
Koninklijke Ahold Delhaize	252,283	6,309,169
Koninklijke DSM	38,666	5,035,449
Koninklijke KPN	761,377	2,246,970
Koninklijke Philips	192,605	9,402,279
Koninklijke Vopak	14,985	812,363
NN Group	64,298	2,439,202
NXP Semiconductors	58,820	7,485,433
†Prosus NV	103,877	7,751,997
Randstad	25,393	1,550,632
Royal Dutch Shell Class A	903,495	26,747,794
Royal Dutch Shell Class B	787,340	23,355,979
Wolters Kluwer	59,615	4,347,897
		154,776,480
New Zealand–0.28%
†a2 Milk	156,626	1,583,718
Auckland International Airport	206,531	1,216,571
Fisher & Paykel Healthcare	122,293	1,827,673
Fletcher Building	181,871	623,197
Mercury	143,836	488,993
Meridian Energy	273,122	919,329
Ryman Healthcare	85,251	937,194
Spark New Zealand	403,509	1,176,211
		8,772,886
Norway–0.62%
Aker BP	23,025	755,689
DNB	205,160	3,839,139
Equinor	213,467	4,257,016
Gjensidige Forsikring	42,625	894,738
Marine Harvest	93,485	2,430,695
Norsk Hydro	286,623	1,065,839
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Norway (continued)
Orkla	162,871	$ 1,651,644
Schibsted Class B	20,889	596,947
Telenor	156,803	2,810,800
Yara International	37,849	1,576,932
		19,879,439
Portugal–0.16%
Energias de Portugal	545,514	2,364,393
Galp Energia	106,832	1,785,519
Jeronimo Martins	53,648	882,495
		5,032,407
Singapore–1.27%
Ascendas Real Estate Investment Trust	596,688	1,317,643
CapitaLand	533,300	1,486,951
CapitaLand Commercial Trust	572,156	846,567
CapitaLand Mall Trust	545,400	997,572
City Developments	96,900	788,918
ComfortDelGro	461,600	816,839
Dairy Farm International Holdings	72,100	411,691
DBS Group Holdings	382,495	7,360,103
Genting Singapore	1,288,800	881,591
Jardine Cycle & Carriage	22,288	498,806
Keppel	310,015	1,560,505
Mapletree Commercial Trust	425,700	756,476
Oversea-Chinese Banking	680,378	5,554,519
SATS	143,700	540,631
Sembcorp Industries	209,500	356,708
Singapore Airlines	115,100	773,638
Singapore Exchange	171,300	1,128,457
Singapore Press Holdings	341,200	553,044
Singapore Technologies Engineering	338,800	992,507
Singapore Telecommunications	1,740,100	4,360,115
Suntec Real Estate Investment Trust	451,000	617,004
United Overseas Bank	268,585	5,274,047
UOL Group	98,851	611,503
Venture	58,600	705,840
Wilmar International	409,400	1,254,120
		40,445,795
Spain–2.80%
ACS Actividades de Construccion y Servicios	55,797	2,231,244
Aena SME	14,386	2,751,320
Amadeus IT Group	93,525	7,637,229
Banco Bilbao Vizcaya Argentaria	1,421,104	7,943,162

LVIP SSGA International Index Fund–12

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
Banco de Sabadell	1,217,370	$ 1,420,145
Banco Santander	3,517,315	14,716,238
Bankia	261,679	558,432
Bankinter	143,679	1,052,728
CaixaBank	764,882	2,400,595
Cellnex Telecom	53,388	2,297,800
Enagas	49,153	1,253,768
Endesa	67,694	1,806,431
Ferrovial	104,384	3,157,851
Grifols	63,574	2,241,303
Iberdrola	1,255,134	12,924,373
Industria de Diseno Textil	232,484	8,201,446
Mapfre	229,717	608,109
Naturgy Energy Group	63,982	1,607,617
Red Electrica	92,255	1,854,922
Repsol	309,694	4,839,056
Siemens Gamesa Renewable Energy	50,809	891,077
Telefonica	995,923	6,956,348
		89,351,194
Sweden–2.58%
Alfa Laval	67,048	1,688,553
ArcelorMittal	141,567	2,483,882
Assa Abloy Class B	213,616	4,993,370
Atlas Copco Class A	143,118	5,712,651
Atlas Copco Class B	83,166	2,887,610
Boliden	58,293	1,548,184
Electrolux Class B	48,070	1,181,721
Epiroc Class A	140,453	1,717,636
Epiroc Class B	83,114	987,785
Essity Class B	129,259	4,162,945
Hennes & Mauritz Class B	171,219	3,492,446
Hexagon Class B	55,494	3,110,509
Husqvarna Class B	89,012	713,315
ICA Gruppen	19,291	901,120
Industrivarden Class C	35,598	858,465
Investor Class B	97,076	5,299,748
Kinnevik	48,587	1,190,625
L E Lundbergforetagen Class B	16,198	711,068
Lundin Petroleum	39,900	1,354,782
Millicom International Cellular SDR	14,094	676,849
Nokian Renkaat	26,489	761,873
Sandvik	240,609	4,686,427
Securitas Class B	66,735	1,149,791
Skandinaviska Enskilda Banken Class A	346,867	3,261,895
Skanska Class B	72,494	1,639,930
SKF Class B	80,992	1,639,790
Svenska Handelsbanken Class A	326,447	3,515,915
Swedbank Class A	193,008	2,869,253
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Swedish Match	36,221	$ 1,865,986
Tele2 Class B	106,430	1,544,730
Telefonaktiebolaget LM Ericsson Class B	654,809	5,721,596
Telia	583,157	2,505,549
Volvo Class B	316,553	5,299,473
		82,135,472
Switzerland–9.45%
ABB	383,018	9,239,596
Adecco Group	33,727	2,132,295
†Alcon	88,532	5,014,595
Baloise Holding	10,401	1,882,429
Barry Callebaut	643	1,419,414
Chocoladefabriken Lindt & Spruengli	230	1,785,958
Chocoladefabriken Lindt & Spruengli	22	1,943,583
Cie Financiere Richemont	111,252	8,694,444
†Clariant	42,447	948,621
†Credit Suisse Group	544,754	7,363,808
†Dufry	9,185	910,796
EMS-Chemie Holding	1,745	1,147,223
Geberit	7,895	4,431,317
Givaudan	1,968	6,165,734
†Glencore	2,339,881	7,294,452
†Julius Baer Group	47,700	2,459,074
Kuehne + Nagel International Class R	11,509	1,941,184
LafargeHolcim	103,479	5,740,752
†Lonza Group	15,871	5,789,856
Nestle	628,429	68,036,988
Novartis	452,869	42,881,971
Pargesa Holding Bearer Shares	8,576	712,505
Partners Group Holding	3,983	3,650,527
Roche Holding	148,155	48,150,768
Schindler Holding	12,967	3,257,168
SGS	1,139	3,119,349
Sika	27,196	5,107,283
Sonova Holding	11,835	2,705,581
Straumann Holding Class R	2,200	2,158,050
Swatch Group	6,244	1,743,358
Swatch Group (Swiss Exchange)	12,067	638,342
Swiss Life Holding	7,294	3,659,182
†Swiss Prime Site	16,186	1,872,626
Swiss Re	62,223	6,990,283
Swisscom	5,520	2,922,154
†Temenos	13,868	2,193,768
†UBS Group (New York Shares)	803,976	10,145,685
Vifor Pharma	9,697	1,769,754

LVIP SSGA International Index Fund–13

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Zurich Insurance Group	31,637	$ 12,977,472
		300,997,945
United Arab Emirates–0.01%
NMC Health	19,900	465,773
		465,773
United Kingdom–14.96%
3i Group	207,374	3,016,069
Admiral Group	40,306	1,232,759
Anglo American (London Stock Exchange)	224,595	6,464,642
Ashtead Group	99,553	3,183,291
Associated British Foods	75,927	2,612,884
AstraZeneca	275,963	27,806,669
Auto Trader Group	198,040	1,559,777
AVEVA Group	13,641	841,286
Aviva	834,740	4,629,551
BAE Systems	682,564	5,106,493
Barclays	3,674,506	8,743,528
Barratt Developments	216,169	2,137,795
Berkeley Group Holdings	26,122	1,681,272
BHP Group	439,901	10,353,285
BP	4,281,537	26,745,960
British American Tobacco	418,336	17,906,639
British American Tobacco ADR	64,197	2,725,805
British Land	191,709	1,622,154
BT Group	1,797,602	4,582,195
Bunzl	71,720	1,961,756
Burberry Group	87,693	2,561,287
Carnival (London Stock Exchange)	34,912	1,685,147
Centrica	1,217,935	1,440,656
Coca-Cola European Partners	44,629	2,235,195
†Coca-Cola HBC	42,498	1,443,911
Compass Group	329,784	8,256,121
Croda International	27,389	1,857,509
DCC	20,949	1,815,897
Diageo	498,900	21,150,275
Direct Line Insurance Group	293,049	1,213,040
easyJet	33,862	638,940
Evraz	108,304	579,576
Experian	193,951	6,556,278
Fiat Chrysler Automobiles	231,334	3,429,880
G4S	330,686	954,898
GlaxoSmithKline	1,048,509	24,707,727
Halma	80,913	2,267,873
Hargreaves Lansdown	60,654	1,554,623
HSBC Holdings (London Shares)	4,261,538	33,411,763
Imperial Brands	203,906	5,048,054
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Informa	266,792	$ 3,028,575
InterContinental Hotels Group PLC	36,856	2,542,517
Intertek Group	34,397	2,666,303
ITV	772,130	1,544,373
J Sainsbury	376,349	1,146,079
JD Sports Fashion	92,481	1,025,818
Johnson Matthey	41,247	1,636,888
Kingfisher	436,260	1,253,978
Land Securities Group	150,124	1,968,657
Legal & General Group	1,270,437	5,098,946
Lloyds Banking Group	14,813,403	12,263,644
London Stock Exchange Group	67,052	6,883,323
†M&G	545,542	1,714,066
Marks & Spencer Group	404,468	1,143,844
Meggitt	165,586	1,440,594
Melrose Industries	1,035,423	3,293,022
Micro Focus International	73,025	1,029,002
Micro Focus International Sponsored ADR	1	14
Mondi	103,484	2,429,652
National Grid	727,149	9,095,322
Next	28,870	2,683,767
†Ocado Group	96,918	1,641,949
Pearson	166,541	1,405,223
Persimmon	67,885	2,423,356
Prudential	550,335	10,562,828
Reckitt Benckiser Group	147,801	11,999,183
RELX (London Stock Exchange)	406,430	10,258,395
Rentokil Initial	394,142	2,365,024
Rio Tinto	237,405	14,160,432
†Rolls-Royce Holdings	365,320	3,306,024
Royal Bank of Scotland Group	1,030,783	3,280,996
RSA Insurance Group	219,799	1,646,720
Sage Group	231,580	2,297,564
Schroders	26,494	1,170,032
Segro	233,000	2,769,044
Severn Trent	50,597	1,685,573
Smith & Nephew	186,428	4,525,221
Smiths Group	84,387	1,885,712
Spirax-Sarco Engineering	15,689	1,847,488
SSE	220,284	4,197,372
St James's Place	113,154	1,745,396
Standard Chartered	595,061	5,615,263
Standard Lifeerdeen	518,086	2,251,608
Taylor Wimpey	698,957	1,790,571
Tesco	2,087,254	7,055,709
TUI	93,973	1,187,258
Unilever	232,252	13,383,920
Unilever CVA	310,643	17,851,003
United Utilities Group	145,329	1,816,071

LVIP SSGA International Index Fund–14

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Vodafone Group	5,576,916	$ 10,841,428
Weir Group	55,328	1,106,274
Whitbread	28,486	1,828,519
Wm Morrison Supermarkets	509,864	1,349,381
WPP	268,942	3,799,305
		476,660,686
United States–0.14%
Ferguson	49,465	4,488,211
International Flavors & Fragrances	1	73
		4,488,284
Total Common Stock (Cost $2,439,233,434)		3,123,051,307
PREFERRED STOCKS–0.54%
Germany–0.54%
Bayerische Motoren Werke 6.21%	11,962	736,404
FUCHS PETROLUB 2.36%	14,812	735,911
Henkel & Co. 1.99%	37,971	3,922,422
Porsche Automobil Holding 3.24%	32,635	2,421,458
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS (continued)
Germany (continued)
Sartorius 0.29%	7,580	$ 1,620,315
Volkswagen 2.67%	39,553	7,785,547
Total Preferred Stocks (Cost $14,111,610)		17,222,057
RIGHTS–0.01%
Spain–0.01%
†Repsol expiration date 1/21/20	309,694	146,943
Total Rights (Cost $146,345)		146,943

MONEY MARKET FUND–0.83%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 1.53%)	26,517,920	26,517,920
Total Money Market Fund (Cost $26,517,920)		26,517,920

TOTAL INVESTMENTS–99.42% (Cost $2,480,009,309)	3,166,938,227
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.58%	18,420,148
NET ASSETS APPLICABLE TO 323,612,960 SHARES OUTSTANDING–100.00%	$3,185,358,375
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND STANDARD CLASS ($2,881,402,885 / 292,743,115 Shares)	$9.843
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND SERVICE CLASS ($303,955,490 / 30,869,845 Shares)	$9.846
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$2,726,375,014
Distributable earnings/(accumulated loss)	458,983,361
TOTAL NET ASSETS	$3,185,358,375

Δ Securities have been classified by country of origin.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
† Non-income producing.
□ Securities listed and traded on the Hong Kong Stock Exchange.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

LVIP SSGA International Index Fund–15

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
★ Includes $2,092,500 cash collateral held at broker for futures contracts, $237,117 variation margin due from broker on futures contracts, $2,265,393 payable for fund shares redeemed, $502,227 other accrued expenses payable and $895,164 due to manager and affiliates as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
465	E-mini MSCI EAFE Index	$47,348,625	$46,155,714	3/20/20	$1,192,911	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
CDI–Chess Depository Interest
CVA–Dutch Certificate
EAFE–Europe Australasia Far East
FDR–Fiduciary Depositary Receipt
HSBC–Hong Kong and Shanghai Banking Corporation
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
RSP–Risparmio Italian Savings Shares
SDR–Swedish Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–16

LVIP SSGA International Index Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 91,604,411
Non-cash dividends	5,629,169
Interest	411,342
Foreign taxes withheld	(8,041,589)
89,603,333
EXPENSES:
Management fees	10,918,258
Index fees	893,734
Shareholder servicing fees	791,574
Distribution fees-Service Class	741,615
Accounting and administration expenses	471,051
Custodian fees	189,332
Professional fees	94,250
Reports and statements to shareholders	90,283
Trustees’ fees and expenses	78,519
Interest expense	19,280
Pricing fees	3,492
Consulting fees	3,456
Other	30,722
14,325,566
Less:
Management fees waived	(3,204,912)
Total operating expenses	11,120,654
NET INVESTMENT INCOME	78,482,679
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(24,106,415)
Foreign currencies	130,066
Futures contracts	6,469,089
Net realized loss	(17,507,260)
Net change in unrealized appreciation (depreciation) of:
Investments	467,841,827
Foreign currencies	95,627
Futures contracts	2,036,192
Net change in unrealized appreciation (depreciation)	469,973,646
NET REALIZED AND UNREALIZED GAIN	452,466,386
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$530,949,065
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 78,482,679	$ 75,423,230
Net realized loss	(17,507,260)	(8,856,665)
Net change in unrealized appreciation (depreciation)	469,973,646	(455,366,168)
Net increase (decrease) in net assets resulting from operations	530,949,065	(388,799,603)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(70,945,441)	(65,877,055)
Service Class	(6,839,559)	(7,525,095)
	(77,785,000)	(73,402,150)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	622,544,372	256,108,851
Service Class	23,836,612	50,013,807
Reinvestment of dividends and distributions:
Standard Class	70,945,441	65,877,055
Service Class	6,839,559	7,525,095
	724,165,984	379,524,808
Cost of shares redeemed:
Standard Class	(433,716,568)	(364,140,986)
Service Class	(55,500,342)	(41,023,300)
	(489,216,910)	(405,164,286)
Increase (decrease) in net assets derived from capital share transactions	234,949,074	(25,639,478)
NET INCREASE (DECREASE) IN NET ASSETS	688,113,139	(487,841,231)
NET ASSETS:
Beginning of year	2,497,245,236	2,985,086,467
End of year	$3,185,358,375	$2,497,245,236
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–17

LVIP SSGA International Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 8.305	$ 9.906	$ 8.152	$ 8.326	$ 8.657
Income (loss) from investment operations:
Net investment income[1]	0.269	0.262	0.231	0.238	0.222
Net realized and unrealized gain (loss)	1.518	(1.609)	1.775	(0.154)	(0.329)
Total from investment operations	1.787	(1.347)	2.006	0.084	(0.107)
Less dividends and distributions from:
Net investment income	(0.249)	(0.254)	(0.252)	(0.258)	(0.224)
Total dividends and distributions	(0.249)	(0.254)	(0.252)	(0.258)	(0.224)
Net asset value, end of period	$ 9.843	$ 8.305	$ 9.906	$ 8.152	$ 8.326
Total return[2]	21.58%	(13.70%)	24.69%	1.02%	(1.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,881,403	$2,218,690	$2,671,016	$2,049,699	$2,173,659
Ratio of expenses to average net assets	0.38%	0.39%	0.40%	0.41%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.50%	0.51%	0.50%	0.49%	0.48%
Ratio of net investment income to average net assets	2.90%	2.71%	2.49%	2.94%	2.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.78%	2.59%	2.39%	2.86%	2.41%
Portfolio turnover	8%	5%	8%	18%	1%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–18

LVIP SSGA International Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 8.309	$ 9.908	$ 8.155	$ 8.330	$ 8.660
Income (loss) from investment operations:
Net investment income[1]	0.246	0.237	0.207	0.218	0.200
Net realized and unrealized gain (loss)	1.515	(1.605)	1.775	(0.155)	(0.329)
Total from investment operations	1.761	(1.368)	1.982	0.063	(0.129)
Less dividends and distributions from:
Net investment income	(0.224)	(0.231)	(0.229)	(0.238)	(0.201)
Total dividends and distributions	(0.224)	(0.231)	(0.229)	(0.238)	(0.201)
Net asset value, end of period	$ 9.846	$ 8.309	$ 9.908	$ 8.155	$ 8.330
Total return[2]	21.28%	(13.92%)	24.38%	0.76%	(1.46%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$303,955	$ 278,555	$314,070	$272,002	$270,652
Ratio of expenses to average net assets	0.63%	0.64%	0.65%	0.66%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.76%	0.75%	0.74%	0.73%
Ratio of net investment income to average net assets	2.65%	2.46%	2.24%	2.69%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.53%	2.34%	2.14%	2.61%	2.16%
Portfolio turnover	8%	5%	8%	18%	1%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–19

LVIP SSGA International Index Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA International Index Fund–20

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.087% on the first $1 billion of the Fund’s average daily net assets and 0.135% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.40% of the average daily net assets for the Standard Class and 0.65% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2019, no expense reimbursements were subject to recoupment.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$153,207
Legal	30,335
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $38,078 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP SSGA International Index Fund–21

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$751,590
Distribution fees payable to LFD	64,266
Printing and mailing fees payable to Lincoln Life	1,520
Shareholder servicing fees payable to Lincoln Life	77,788
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$445,407,738
Sales	207,636,361
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,548,476,725
Aggregate unrealized appreciation of investments and derivatives	$ 755,968,644
Aggregate unrealized depreciation of investments and derivatives	(137,507,142)
Net unrealized appreciation of investments and derivatives	$ 618,461,502
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA International Index Fund–22

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 213,746,193	$ —	$—*	$ 213,746,193
Austria	728,333	6,290,499	—	7,018,832
Belgium	30,950,075	—	—	30,950,075
Chile	1,020,637	—	—	1,020,637
China	1,667,992	—	—	1,667,992
Denmark	19,897,905	38,027,790	—	57,925,695
Finland	4,812,031	29,941,497	—	34,753,528
France	354,756,264	—	—	354,756,264
Germany	21,488,570	232,025,290	—	253,513,860
Hong Kong	108,336,921	—	—	108,336,921
Ireland	20,328,973	—	—	20,328,973
Isle Of Man	1,452,501	—	—	1,452,501
Israel	17,767,136	—	—	17,767,136
Italy	—	68,778,878	—	68,778,878
Japan	—	768,027,461	—	768,027,461
Netherlands	152,984,418	1,792,062	—	154,776,480
New Zealand	8,772,886	—	—	8,772,886
Norway	—	19,879,439	—	19,879,439
Portugal	5,032,407	—	—	5,032,407
Singapore	40,445,795	—	—	40,445,795
Spain	89,351,194	—	—	89,351,194
Sweden	5,745,777	76,389,695	—	82,135,472
Switzerland	11,023,993	289,973,952	—	300,997,945
United Arab Emirates	465,773	—	—	465,773
United Kingdom	473,230,806	3,429,880	—	476,660,686
United States	4,488,284	—	—	4,488,284
Preferred Stocks	—	17,222,057	—	17,222,057
Rights	146,943	—	—	146,943
Money Market Fund	26,517,920	—	—	26,517,920
Total Investments	$1,615,159,727	$1,551,778,500	$ —	$3,166,938,227
Derivatives:

Assets:
Futures Contract	$1,192,911	$—	$—	$1,192,911

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
As a result of utilizing International fair value pricing at December 31, 2019, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts, tax treatment of passive foreign investment companies (“PFIC”),partnership basis adjustment and former tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$77,785,000	$73,402,150
LVIP SSGA International Index Fund–23

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 10,199,481
Capital loss carryforward	(169,766,500)
Net unrealized appreciation	618,550,380
Distributable earnings/(accumulated loss)	$ 458,983,361
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$169,766,500	$169,766,500
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	65,180,558	27,324,511
Service Class	2,581,443	5,215,231
Shares reinvested:
Standard Class	7,328,668	7,621,913
Service Class	706,503	869,448
	75,797,172	41,031,103
Shares redeemed:
Standard Class	(46,911,221)	(37,438,960)
Service Class	(5,944,608)	(4,255,874)
	(52,855,829)	(41,694,834)
Net increase (decrease)	22,941,343	(663,731)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
LVIP SSGA International Index Fund–24

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,192,911	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$6,469,089	$2,036,192
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$43,300,770	$—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2019, the Fund had no assets and liabilities subject to offsetting provisions.
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP SSGA International Index Fund–25

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 8. Market Risk (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Index Fund–26

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA International Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA International Index Fund–27

LVIP SSGA International Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. The
LVIP SSGA International Index Fund–28

LVIP SSGA International Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Board considered that the Fund’s net expense ratio was lower than the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA International Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LIAC’s view that fees, cash flows and foreign tax withholding contributed to underperformance compared to the benchmark index. The Board noted LIAC’s statement that LIAC remains comfortable with the Fund’s ability to meet its objective going forward. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA International Index Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA International Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA International Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA International Index Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA International Index Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Index Fund–34

LVIP SSGA International Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA International Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 18.79% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 22.01%.
The underlying fund had positive performance in 2019. The underlying fund’s performance was driven by progress on US and China trade relations, accommodative monetary policy and progress in the UK regarding Brexit. In the first calendar quarter of 2019, positive factors such as optimism about progress in trade talks between the US and China, a strong earnings season, an accommodative Fed and a deal to temporarily reopen the US government helped performance and offset negative factors such as geopolitical tensions between India and Pakistan, Brexit and slowing economic growth. The second quarter of the reporting period had also had positive performance driven by dovish comments from central banks, a trade deal between the US and Mexico, and strong earnings data despite concerns about global trade, Brexit and tensions with Iran. Performance in the third quarter was negative on the back of weak macroeconomic data, escalating trade hostilities between the US and China, unrest in the Middle East and a strong dollar. Performance in the fourth quarter was positive and driven by a partial trade agreement between the US and China, a new Brexit deal between the UK and EU, a strong earnings season and interest rate cuts in the US despite geopolitical concerns like North Korea’s test-firing of ballistic missiles and China threatening to retaliate against the US for supporting Hong Kong protesters.
The underlying fund used futures in order to gain market exposure for the cash position during the period. The underlying fund’s use of futures detracted 1.0 bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the underlying Fund’s performance during the period were Nestle S.A., Roche Holding AGand ASML Holding NV. The top negative contributors to the underlying fund’s performance during the period were Nokia Oyj, Swedbank AB Class A and Teva Pharmaceutical Industries Limited Sponsored ADR.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture from market recovery
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Alex Zeng
Maria Ma
SSGA Funds Management, Inc.:	Timothy Furbush
Michael Martel
Philip Lee
Michael Feehily
Dwayne Hancock
Amy Scofield
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 1/2/14 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,264 for the Standard Class shares and to $11,099 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $12,529. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA International Managed Volatility Fund–1

LVIP SSGA International Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 18.79%
Five Years	+ 3.81%
Inception (1/2/14)	+ 2.00%
Service Class Shares
One Year	+ 18.49%
Five Years	+ 3.56%
Inception (1/2/14)	+ 1.75%
1. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP SSGA International Managed Volatility Fund–2

LVIP SSGA International Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,065.60	0.25%	$1.30
Service Class Shares	1,000.00	1,064.10	0.50%	2.60
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA International Managed Volatility Fund–3

LVIP SSGA International Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.06%
Investment Company	95.06%
International Equity Fund	95.06%
Unaffiliated Investment	4.61%
Investment Company	4.61%
Money Market Fund	4.61%
Total Investments	99.67%
Receivables and Other Assets Net of Liabilities	0.33%
Total Net Assets	100.00%
LVIP SSGA International Managed Volatility Fund–4

LVIP SSGA International Managed Volatility Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–95.06%
INVESTMENT COMPANY–95.06%
International Equity Fund–95.06%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	38,415,143	$ 378,120,255
Total Affiliated Investment (Cost $315,263,395)		378,120,255
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.61%
INVESTMENT COMPANY–4.61%
Money Market Fund–4.61%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	18,355,407	$ 18,355,407
Total Unaffiliated Investment (Cost $18,355,407)		18,355,407

TOTAL INVESTMENTS–99.67% (Cost $333,618,802)	396,475,662
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.33%	1,302,025
NET ASSETS APPLICABLE TO 40,130,726 SHARES OUTSTANDING–100.00%	$397,777,687

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
59	British Pound	$4,901,425	$4,885,562	3/16/20	$ 15,863	$ —
54	Euro	7,615,350	7,568,195	3/16/20	47,155	—
47	Japanese Yen	5,431,731	5,447,970	3/16/20	—	(16,239)
					63,018	(16,239)
Equity Contracts:
202	Euro STOXX 50 Index	8,449,295	8,467,218	3/20/20	—	(17,922)
52	FTSE 100 Index	5,165,250	5,155,440	3/20/20	9,810	—
27	Nikkei 225 Index (OSE)	5,874,373	5,808,059	3/12/20	66,314	—
					76,124	(17,922)
Total Futures Contracts					$139,142	$(34,161)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–5

LVIP SSGA International Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Affiliated investment, at value	$378,120,255
Unaffiliated investment, at value	18,355,407
Cash collateral held at broker for futures contracts	1,341,698
Receivable for securities sold	257,332
Variation margin due from broker on futures contracts	67,389
Dividends and interest receivable	23,552
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	8,768
Prepaid expenses	1,227
Receivable for fund shares sold	70
TOTAL ASSETS	398,175,698
LIABILITIES:
Due to manager and affiliates	167,558
Payable for fund shares redeemed	124,761
Due to custodian	57,332
Other accrued expenses payable	46,243
Foreign currencies due to custodian	2,117
TOTAL LIABILITIES	398,011
TOTAL NET ASSETS	$397,777,687
Affiliated investment, at cost	$315,263,395
Unaffiliated investment, at cost	18,355,407
Standard Class:
Net Assets	$ 22,371,260
Shares Outstanding	2,258,621
Net Asset Value Per Share	$ 9.905
Service Class:
Net Assets	$375,406,427
Shares Outstanding	37,872,105
Net Asset Value Per Share	$ 9.912
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$338,302,646
Distributable earnings/(accumulated loss)	59,475,041
TOTAL NET ASSETS	$397,777,687
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–6

LVIP SSGA International Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from affiliated investment	$ 9,419,530
Dividends from unaffiliated investment	291,900
9,711,430
EXPENSES:
Management fees	1,578,198
Distribution fees-Service Class	921,180
Shareholder servicing fees	112,860
Accounting and administration expenses	96,250
Reports and statements to shareholders	40,166
Professional fees	27,375
Custodian fees	14,892
Trustees’ fees and expenses	11,393
Consulting fees	3,937
Pricing fees	1,730
Other	4,341
2,812,322
Less:
Management fees waived	(683,102)
Expenses reimbursed	(235,109)
Total operating expenses	1,894,111
NET INVESTMENT INCOME	7,817,319
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	2,049,755
Sale of unaffiliated investment	(52,353)
Futures contracts	(2,329,199)
Net realized loss	(331,797)
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	61,059,615
Unaffiiated investment	2,068
Foreign currencies	7,847
Futures contracts	(2,261,120)
Net change in unrealized appreciation (depreciation)	58,808,410
NET REALIZED AND UNREALIZED GAIN	58,476,613
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,293,932
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,817,319	$ 8,823,512
Net realized gain (loss)	(331,797)	1,876,982
Net change in unrealized appreciation (depreciation)	58,808,410	(63,624,035)
Net increase (decrease) in net assets resulting from operations	66,293,932	(52,923,541)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(565,030)	(478,744)
Service Class	(8,658,970)	(8,007,368)
	(9,224,000)	(8,486,112)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,529,074	2,807,020
Service Class	13,899,936	39,645,037
Reinvestment of dividends and distributions:
Standard Class	565,030	478,744
Service Class	8,658,970	8,007,368
	24,653,010	50,938,169
Cost of shares redeemed:
Standard Class	(1,719,792)	(2,510,519)
Service Class	(57,808,678)	(40,108,056)
	(59,528,470)	(42,618,575)
Increase (decrease) in net assets derived from capital share transactions	(34,875,460)	8,319,594
NET INCREASE (DECREASE) IN NET ASSETS	22,194,472	(53,090,059)
NET ASSETS:
Beginning of year	375,583,215	428,673,274
End of year	$397,777,687	$375,583,215
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–7

LVIP SSGA International Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 8.555	$ 9.996	$ 8.217	$ 8.611	$ 9.123
Income (loss) from investment operations:
Net investment income[2]	0.210	0.230	0.213	0.218	0.328
Net realized and unrealized gain (loss)	1.396	(1.450)	1.781	(0.529)	(0.645)
Total from investment operations	1.606	(1.220)	1.994	(0.311)	(0.317)
Less dividends and distributions from:
Net investment income	(0.232)	(0.221)	(0.215)	(0.083)	(0.194)
Net realized gain	(0.024)	—	—	—	—
Return of capital	—	—	—	—	(0.001)
Total dividends and distributions	(0.256)	(0.221)	(0.215)	(0.083)	(0.195)
Net asset value, end of period	$ 9.905	$ 8.555	$ 9.996	$ 8.217	$ 8.611
Total return[3]	18.79%	(12.20%)	24.27%	(3.60%)	(3.50%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 22,371	$ 18,999	$ 21,319	$ 17,459	$ 9
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.49%	0.83%	0.82%	0.84%	0.92%
Ratio of net investment income to average net assets	2.25%	2.36%	2.28%	2.64%	3.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.01%	1.78%	1.71%	2.05%	2.85%
Portfolio turnover	4%	6%	8%	10%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–8

LVIP SSGA International Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 8.562	$ 10.001	$ 8.223	$ 8.613	$ 9.125
Income (loss) from investment operations:
Net investment income[2]	0.186	0.205	0.189	0.197	0.301
Net realized and unrealized gain (loss)	1.395	(1.447)	1.781	(0.526)	(0.641)
Total from investment operations	1.581	(1.242)	1.970	(0.329)	(0.340)
Less dividends and distributions from:
Net investment income	(0.207)	(0.197)	(0.192)	(0.061)	(0.171)
Net realized gain	(0.024)	—	—	—	—
Return of capital	—	—	—	—	(0.001)
Total dividends and distributions	(0.231)	(0.197)	(0.192)	(0.061)	(0.172)
Net asset value, end of period	$ 9.912	$ 8.562	$ 10.001	$ 8.223	$ 8.613
Total return[3]	18.49%	(12.42%)	23.95%	(3.81%)	(3.76%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$375,406	$ 356,584	$407,354	$359,937	$ 84,579
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.74%	1.08%	1.07%	1.09%	1.17%
Ratio of net investment income to average net assets	2.00%	2.11%	2.03%	2.39%	3.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.76%	1.53%	1.46%	1.80%	2.60%
Portfolio turnover	4%	6%	8%	10%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–9

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSGA International Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA International Index Fund, which is subadvised by an unaffiliated sub-adviser, invests primarily in the securities of companies located in developed countries outside of the United States. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP SSGA International Managed Volatility Fund–10

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2019, LIAC receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).   Prior to May 1, 2019, the management fee and waiver amounts were 0.76% and 0.53%, respectively, of the Fund’s average daily net assets.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the Fund’s average daily net assets for the Standard Class and 0.50% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 168,736	$ 168,736
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$22,191
Legal	4,398
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31,196 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP SSGA International Managed Volatility Fund–11

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 8,768
Management fees payable to LIAC	77,186
Distribution fees payable to LFD	79,193
Printing and mailing fees payable to Lincoln Life	1,447
Shareholder servicing fees payable to Lincoln Life	9,732
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-95.06%@
Equity Fund-95.06%@
✧✧LVIP SSGA International Index Fund	$354,068,181	$14,870,710	$53,928,006	$2,049,755	$61,059,615	$378,120,255	38,415,143	$9,419,530	$—

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$14,870,710
Sales	53,928,006
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$336,216,963
Aggregate unrealized appreciation of investments and derivatives	$ 60,359,175
Aggregate unrealized depreciation of investments and derivatives	(34,161)
Net unrealized appreciation of investments and derivatives	$ 60,325,014
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP SSGA International Managed Volatility Fund–12

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$378,120,255	$—	$—	$378,120,255
Unaffiliated Investment
Money Market Fund	18,355,407	—	—	18,355,407
Total Investments	$396,475,662	$—	$—	$396,475,662
Derivatives:
Assets:
Futures Contracts	$ 139,142	$—	$—	$ 139,142
Liabilities:
Futures Contracts	$ (34,161)	$—	$—	$ (34,161)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$8,603,047	$8,486,112
Long-term capital gains	620,953	—
Total	$9,224,000	$8,486,112
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 247,938
Capital loss carryforward	(1,063,288)
Other temporary differences	(66,314)
Net unrealized appreciation	60,356,705
Distributable earnings/(accumulated loss)	$59,475,041
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transactions:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$3	$(3)
LVIP SSGA International Managed Volatility Fund–13

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$1,063,288	$1,063,288
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	163,642	286,475
Service Class	1,502,947	4,074,222
Shares reinvested:
Standard Class	57,214	55,949
Service Class	877,455	934,293
	2,601,258	5,350,939
Shares redeemed:
Standard Class	(183,062)	(254,420)
Service Class	(6,156,197)	(4,092,914)
	(6,339,259)	(4,347,334)
Net increase (decrease)	(3,738,001)	1,003,605
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP SSGA International Managed Volatility Fund–14

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Variation margin due from broker on futures contracts	$ 76,124	Variation margin due from broker on futures contracts	$(17,922)
Futures contracts (Currency contracts)	Variation margin due from broker on futures contracts	63,018	Variation margin due from broker on futures contracts	(16,239)
Total		$139,142		$(34,161)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (661,265)	$(4,047,569)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,667,934)	1,786,449
Total		$(2,329,199)	$(2,261,120)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$27,862,092	$31,992,086
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP SSGA International Managed Volatility Fund–15

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
11. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP SSGA International Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA International Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA International Managed Volatility Fund–17

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA International Managed Volatility Fund–18

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP SSGA International Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Foreign Large Blend funds category and MSCI EAFE Net Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Blend funds category and the benchmark index. The Board considered LIAC’s statement that the underlying fund is designed to passively track the MSCI EAFE index and has performed within expectations. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 for the Fund and reduced the Fund’s investment management fee by the amount of the advisory fee waiver effective May 1, 2019. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced the Fund’s investment management fee effective May 1, 2019 and had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA International Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA International Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA International Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA International Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA International Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Managed Volatility Fund–24

LVIP SSGA Large Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Large Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 21.19% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the S&P 500® Index1, returned 31.49%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500® Index earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund utilizes a volatility management overlay and consists of an allocation to a domestic large cap equity index fund. The Fund is expected to closely track the benchmark, the S&P 500® Index, but may not track the index exactly due to expenses, cash, transaction costs and other unique factors. During calendar year 2019, returns of the Fund closely tracked the S&P 500® Index exclusive of the result of the risk overlay.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
SSGA Funds Management, Inc.:	Michael Feehily
Timothy Furbush
Michael Martel
Philip Lee
Keith Richardson
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Large Cap Managed Volatility Fund–1

LVIP SSGA Large Cap Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Large Cap Managed Volatility Fund
Growth of $10,000 invested 5/1/13 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,342 for the Standard Class shares and to $17,055 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $23,212. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 21.19%
Five Years	+ 7.50%
Inception (5/1/13)	+ 8.60%
Service Class Shares
One Year	+ 20.86%
Five Years	+ 7.23%
Inception (5/1/13)	+ 8.33%
1. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP SSGA Large Cap Managed Volatility Fund–2

LVIP SSGA Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,087.60	0.25%	$1.32
Service Class Shares	1,000.00	1,086.20	0.50%	2.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund–3

LVIP SSGA Large Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.05%
Investment Company	95.05%
Equity Fund	95.05%
Unaffiliated Investment	4.81%
Investment Company	4.81%
Money Market Fund	4.81%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%
LVIP SSGA Large Cap Managed Volatility Fund–4

LVIP SSGA Large Cap Managed Volatility Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–95.05%
INVESTMENT COMPANY–95.05%
Equity Fund–95.05%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	33,763,928	$ 708,671,078
Total Affiliated Investment (Cost $552,639,659)		708,671,078
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.81%
INVESTMENT COMPANY–4.81%
Money Market Fund–4.81%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	35,852,817	$ 35,852,817
Total Unaffiliated Investment (Cost $35,852,817)		35,852,817

TOTAL INVESTMENTS–99.86% (Cost $588,492,476)	744,523,895
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	1,012,553
NET ASSETS APPLICABLE TO 50,387,527 SHARES OUTSTANDING–100.00%	$745,536,448

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
217	E-mini S&P 500 Index	$35,057,435	$34,485,820	3/20/20	$571,615	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–5

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Affiliated investments, at value	$708,671,078
Unaffiliated investments, at value	35,852,817
Cash collateral held at broker for futures contracts	1,367,100
Receivable for fund shares sold	239,958
Variation margin due from broker on futures contracts	83,568
Dividends and interest receivable	44,536
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	25,120
Prepaid expenses	2,180
TOTAL ASSETS	746,286,357
LIABILITIES:
Due to manager and affiliates	315,552
Payable for securities purchased	312,118
Payable for fund shares redeemed	80,271
Other accrued expenses payable	41,968
TOTAL LIABILITIES	749,909
TOTAL NET ASSETS	$745,536,448
Affiliated investments, at cost	$552,639,659
Unaffiliated investments, at cost	35,852,817
Standard Class:
Net Assets	$ 17,115
Shares Outstanding	1,155
Net Asset Value Per Share	$ 14.814
Service Class:
Net Assets	$745,519,333
Shares Outstanding	50,386,372
Net Asset Value Per Share	$ 14.796
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$630,164,701
Distributable earnings/(accumulated loss)	115,371,747
TOTAL NET ASSETS	$745,536,448
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–6

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from affiliated investments	$ 11,011,606
Dividends from unaffiliated investments	539,229
Interest	44,832
11,595,667
EXPENSES:
Management fees	2,367,606
Distribution fees-Service Class	1,595,527
Shareholder servicing fees	185,087
Accounting and administration expenses	104,129
Reports and statements to shareholders	42,684
Professional fees	30,894
Trustees’ fees and expenses	18,433
Custodian fees	5,981
Consulting fees	4,263
Pricing fees	158
Other	5,110
4,359,872
Less:
Management fees waived	(899,673)
Expenses reimbursed	(269,091)
Total operating expenses	3,191,108
NET INVESTMENT INCOME	8,404,559
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(1,776,943)
Sale of unaffiliated investments	24
Distributions from affiliated investment companies	24,338,781
Futures contracts	(35,342,321)
Net realized loss	(12,780,459)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	127,829,085
Futures contracts	(2,196,284)
Net change in unrealized appreciation (depreciation)	125,632,801
NET REALIZED AND UNREALIZED GAIN	112,852,342
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,256,901
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,404,559	$ 7,791,766
Net realized gain (loss)	(12,780,459)	7,148,205
Net change in unrealized appreciation (depreciation)	125,632,801	(44,530,584)
Net increase (decrease) in net assets resulting from operations	121,256,901	(29,590,613)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(801)	(563)
Service Class	(32,416,945)	(11,239,075)
	(32,417,746)	(11,239,638)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	74,249	—
Service Class	140,370,377	202,078,779
Reinvestment of dividends and distributions:
Standard Class	801	563
Service Class	32,416,945	11,239,075
	172,862,372	213,318,417
Cost of shares redeemed:
Standard Class	(76,690)	(40,698)
Service Class	(50,227,511)	(42,528,433)
	(50,304,201)	(42,569,131)
Increase in net assets derived from capital share transactions	122,558,171	170,749,286
NET INCREASE IN NET ASSETS	211,397,326	129,919,035
NET ASSETS:
Beginning of year	534,139,122	404,220,087
End of year	$745,536,448	$534,139,122
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–7

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 12.851	$ 13.798	$ 11.584	$ 10.890	$ 11.676
Income (loss) from investment operations:
Net investment income[2]	0.219	0.260	0.223	0.217	0.221
Net realized and unrealized gain (loss)	2.465	(0.895)	2.221	0.677	(0.822)
Total from investment operations	2.684	(0.635)	2.444	0.894	(0.601)
Less dividends and distributions from:
Net investment income	(0.210)	(0.230)	(0.230)	(0.200)	(0.185)
Net realized gain	(0.511)	(0.082)	—	—	—
Total dividends and distributions	(0.721)	(0.312)	(0.230)	(0.200)	(0.185)
Net asset value, end of period	$ 14.814	$ 12.851	$ 13.798	$ 11.584	$ 10.890
Total return[3]	21.19%	(4.66%)	21.09%	8.20%	(5.16%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 17	$ 14	$ 53	$ 46	$ 43
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.43%	0.76%	0.76%	0.77%	0.79%
Ratio of net investment income to average net assets	1.57%	1.85%	1.75%	1.95%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.39%	1.34%	1.24%	1.43%	1.42%
Portfolio turnover	8%	4%	5%	6%	12%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–8

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 12.844	$ 13.792	$ 11.582	$ 10.890	$ 11.675
Income (loss) from investment operations:
Net investment income[2]	0.184	0.224	0.192	0.189	0.195
Net realized and unrealized gain (loss)	2.456	(0.890)	2.217	0.675	(0.824)
Total from investment operations	2.640	(0.666)	2.409	0.864	(0.629)
Less dividends and distributions from:
Net investment income	(0.177)	(0.200)	(0.199)	(0.172)	(0.156)
Net realized gain	(0.511)	(0.082)	—	—	—
Total dividends and distributions	(0.688)	(0.282)	(0.199)	(0.172)	(0.156)
Net asset value, end of period	$ 14.796	$ 12.844	$ 13.792	$ 11.582	$ 10.890
Total return[3]	20.86%	(4.88%)	20.79%	7.93%	(5.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$745,519	$534,125	$404,167	$287,777	$187,128
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.68%	1.01%	1.01%	1.02%	1.04%
Ratio of net investment income to average net assets	1.32%	1.60%	1.50%	1.70%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.14%	1.09%	0.99%	1.18%	1.17%
Portfolio turnover	8%	4%	5%	6%	12%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–9

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA S&P 500 Index Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in stocks that make up the S&P 500 Index and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2019, LIAC receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   Prior to May 1, 2019, the management
LVIP SSGA Large Cap Managed Volatility Fund–10

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
fee and waiver amounts were 0.70% and 0.47%, respectively, of the Fund’s average daily net assets.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the Fund’s average daily net assets for the Standard Class and 0.50% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 192,205	$ 192,205
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$35,606
Legal	7,033
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $29,969 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 25,120
Management fees payable to LIAC	142,589
Distribution fees payable to LFD	154,984
Shareholder servicing fees payable to Lincoln Life	17,979
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Large Cap Managed Volatility Fund–11

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-95.05%@
Equity Fund-95.05%
✧✧LVIP SSGA S&P 500 Index Fund	$498,538,781	$134,182,238	$50,102,083	$(1,776,943)	$127,829,085	$708,671,078	33,763,928	$11,011,606	$24,338,781

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$134,182,238
Sales	50,102,083
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$591,353,361
Aggregate unrealized appreciation of investments and derivatives	$153,170,534
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$153,170,534
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Large Cap Managed Volatility Fund–12

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$708,671,078	$—	$—	$708,671,078
Unaffiliated Investment Company	35,852,817	—	—	35,852,817
Total Investments	$744,523,895	$—	$—	$744,523,895
Derivatives:
Assets:
Futures Contract	$ 571,615	$—	$—	$ 571,615
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$14,294,820	$8,185,980
Long-term capital gains	18,122,926	3,053,658
Total	$32,417,746	$11,239,638
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,740,715
Undistributed long-term capital gains	22,533,328
Other temporary differences	(62,072,830)
Net unrealized appreciation	153,170,534
Distributable earnings/(accumulated loss)	$115,371,747
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	5,610	—
Service Class	10,087,679	14,461,462
Shares reinvested:
Standard Class	56	40
Service Class	2,292,308	848,478
	12,385,653	15,309,980
Shares redeemed:
Standard Class	(5,610)	(2,783)
Service Class	(3,579,892)	(3,028,147)
	(3,585,502)	(3,030,930)
Net increase	8,800,151	12,279,050
LVIP SSGA Large Cap Managed Volatility Fund–13

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$571,615	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(35,342,321)	$(2,196,284)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$19,536,554	$73,437,083
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP SSGA Large Cap Managed Volatility Fund–14

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP SSGA Large Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA Large Cap Managed Volatility Fund–16

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Large Cap Managed Volatility Fund–17

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP SSGA Large Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board considered LIAC’s comments that the performance of the Equity Sleeve was in line with expectations for a large cap index fund, when taking into account expenses and transaction costs. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 for the Fund and reduced the Fund’s investment management fee by the amount of the advisory fee waiver effective May 1, 2019. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced the Fund’s investment management fee effective May 1, 2019 and had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP SSGA Large Cap Managed Volatility Fund–18

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Large Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Large Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA Large Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Large Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Large Cap Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Large Cap Managed Volatility Fund–24

LVIP SSGA Mid-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Mid-Cap Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Mid-Cap Index Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 25.81% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the S&P MidCap 400® Index1, returned 26.20%.
Despite the uncertainty over the US-China trade agreement, better than expected economic data, low interest rate and robust domestic demand were primary drivers of Fund performance during the reporting period. Specifically, the prospect of more accommodative monetary conditions allowed mid-cap companies to rebound vigorously during the first quarter. However, the onslaught of heightened trade uncertainty and the imposition of additional tariffs between the United States and China quickly caused US equity markets to turn with mid-cap stocks underperforming the S&P 500® Index2 over the second quarter. Turning to November, a better than expected October jobs report helped provide support for the rally of US equities. Easing trade tensions led to better risk appetite and relatively lackluster economic data bolstered views of continued easy money policies. US markets were still a little jittery in early December as President Trump announced the re-imposition of steel and aluminum tariffs on Brazil and Argentina, but the announcement later in the month of a Phase One trade deal with China carried equity markets into a strong close for 2019. IT, financials and industrials were the top three sectors that contributed to the outperformance of US mid cap equities while consumer staples, communication services and energy were the bottom three contributors over the period. Fueled by an improving trade environment as well as solid earnings beats, the technology sector was the best performing equity sector. Conversely, being the worst performing sector within US mid cap equities, the energy sector appeared to be heading for another ignominious quarter up until oil prices rebounded amidst a surprise OPEC production cut in early December and an improved trade atmosphere.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted 1 bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Teradyne, Inc., Fair Isaac Corporation and Teledyne Technologies Incorporated. The top negative contributors to the Fund’s performance during the period were Covetrus, Inc.3, Green Dot Corporation Class A and EQT Corporation.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Karl Schneider
Daniel TenPas
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP SSGA Mid-Cap Index Fund
Growth of $10,000 invested 9/2/14 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Mid-Cap Index Fund shares on 9/2/14 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,363 for the Standard Class shares and to $15,161 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have increased to $15,640. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 25.81%
Five Years	+ 8.67%
Inception (9/2/14)	+ 8.37%
Service Class Shares
One Year	+ 25.50%
Five Years	+ 8.40%
Inception (9/2/14)	+ 8.10%
1. The S&P MidCap 400®Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s®, S&P® and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Fund. The Fund is not sponsored, endorsed, sold or promoted by SDJI, Dow Jones, S&P, their respective

LVIP SSGA Mid-Cap Index Fund–1

LVIP SSGA Mid-Cap Index Fund
2019 Annual Report Commentary (unaudited) (continued)
affiliates, and none of them makes any representations regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions in the index.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. No longer held in the Fund as of 12/31/2019
LVIP SSGA Mid-Cap Index Fund–2

LVIP SSGA Mid-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,068.10	0.35%	$1.82
Service Class Shares	1,000.00	1,066.80	0.60%	3.13
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.35%	$1.79
Service Class Shares	1,000.00	1,022.20	0.60%	3.06

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Mid-Cap Index Fund–3

LVIP SSGA Mid-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.43%
Aerospace & Defense	1.45%
Air Freight & Logistics	0.40%
Airlines	0.29%
Auto Components	1.43%
Automobiles	0.22%
Banks	7.17%
Beverages	0.19%
Biotechnology	1.17%
Building Products	1.21%
Capital Markets	2.61%
Chemicals	2.48%
Commercial Services & Supplies	1.87%
Communications Equipment	1.09%
Construction & Engineering	1.23%
Construction Materials	0.20%
Consumer Finance	0.59%
Containers & Packaging	1.03%
Distributors	0.46%
Diversified Consumer Services	1.05%
Diversified Financial Services	0.29%
Electric Utilities	1.49%
Electrical Equipment	1.30%
Electronic Equipment, Instruments & Components	3.71%
Energy Equipment & Services	0.55%
Entertainment	0.36%
Equity Real Estate Investment Trusts	10.59%
Food & Staples Retailing	0.59%
Food Products	1.69%
Gas Utilities	1.67%
Health Care Equipment & Supplies	3.33%
Health Care Providers & Services	2.37%
Health Care Technology	0.09%
Hotels, Restaurants & Leisure	4.39%
Household Durables	1.01%
Household Products	0.17%
Industrial Conglomerates	0.49%
Insurance	5.09%
Interactive Media & Services	0.29%
Internet & Direct Marketing Retail	0.52%
IT Services	2.43%
Leisure Products	0.83%
Life Sciences Tools & Services	1.86%
Machinery	4.40%
Marine	0.29%
Media	1.13%
Security Type/Sector	Percentage of Net Assets
Metals & Mining	1.97%
Multiline Retail	0.23%
Multi-Utilities	0.78%
Oil, Gas & Consumable Fuels	1.52%
Paper & Forest Products	0.31%
Personal Products	0.21%
Pharmaceuticals	0.76%
Professional Services	0.91%
Real Estate Management & Development	0.48%
Road & Rail	0.82%
Semiconductors & Semiconductor Equipment	4.07%
Software	3.81%
Specialty Retail	2.28%
Technology Hardware, Storage & Peripherals	0.24%
Textiles, Apparel & Luxury Goods	0.98%
Thrifts & Mortgage Finance	0.58%
Trading Companies & Distributors	0.73%
Water Utilities	0.55%
Wireless Telecommunication Services	0.13%
Money Market Fund	1.16%
Total Investments	99.59%
Receivables and Other Assets Net of Liabilities	0.41%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Teledyne Technologies	0.68%
Domino's Pizza	0.65%
Tyler Technologies	0.63%
Alleghany	0.62%
Teradyne	0.62%
West Pharmaceutical Services	0.60%
Medical Properties Trust	0.59%
Fair Isaac	0.58%
Trimble	0.56%
Camden Property Trust	0.55%
Total	6.08%

IT–Information Technology

LVIP SSGA Mid-Cap Index Fund–4

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.43%
Aerospace & Defense–1.45%
†Axon Enterprise	32,165	$ 2,357,051
Curtiss-Wright	23,062	3,249,205
†Mercury Systems	29,800	2,059,478
†Teledyne Technologies	19,651	6,809,858
		14,475,592
Air Freight & Logistics–0.40%
†XPO Logistics	49,808	3,969,698
		3,969,698
Airlines–0.29%
†JetBlue Airways	155,931	2,919,028
		2,919,028
Auto Components–1.43%
†Adient	47,147	1,001,874
Dana	77,232	1,405,622
†Delphi Technologies	46,549	597,224
Gentex	136,373	3,952,089
Goodyear Tire & Rubber	125,405	1,950,675
Lear	29,693	4,073,880
†Visteon	15,197	1,315,908
		14,297,272
Automobiles–0.22%
Thor Industries	29,665	2,203,813
		2,203,813
Banks–7.17%
Associated Banc-Corp	86,625	1,909,215
BancorpSouth Bank	51,954	1,631,875
Bank of Hawaii	21,655	2,060,690
Bank OZK	65,545	1,999,450
Cathay General Bancorp	41,152	1,565,834
Commerce Bancshares	55,888	3,797,071
Cullen/Frost Bankers	30,656	2,997,544
East West Bancorp	78,594	3,827,528
First Financial Bankshares	73,166	2,568,127
First Horizon National	168,321	2,787,396
FNB	176,435	2,240,724
Fulton Financial	88,435	1,541,422
Hancock Whitney	47,174	2,069,995
Home BancShares	83,819	1,647,882
International Bancshares	31,187	1,343,224
PacWest Bancorp	64,761	2,478,403
Pinnacle Financial Partners	39,040	2,498,560
Prosperity Bancshares	50,821	3,653,522
Signature Bank	29,136	3,980,269
Sterling Bancorp	109,636	2,311,127
Synovus Financial	79,282	3,107,854
TCF Financial	82,567	3,864,136
†Texas Capital Bancshares	27,203	1,544,314
Trustmark	35,052	1,209,645
UMB Financial	23,353	1,602,950
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Umpqua Holdings	119,600	$ 2,116,920
United Bankshares	55,146	2,131,944
Valley National Bancorp	210,830	2,414,003
Webster Financial	49,633	2,648,417
Wintrust Financial	30,863	2,188,187
		71,738,228
Beverages–0.19%
†Boston Beer Class A	5,003	1,890,384
		1,890,384
Biotechnology–1.17%
†Arrowhead Pharmaceuticals	54,040	3,427,757
†Exelixis	164,118	2,891,759
†Ligand Pharmaceuticals	9,339	973,964
†Repligen	25,367	2,346,448
†United Therapeutics	23,792	2,095,599
		11,735,527
Building Products–1.21%
Lennox International	18,951	4,623,475
Owens Corning	58,715	3,823,521
†Resideo Technologies	66,442	792,653
†Trex	31,603	2,840,478
		12,080,127
Capital Markets–2.61%
Affiliated Managers Group	26,639	2,257,389
Eaton Vance	60,884	2,842,674
Evercore Class A	21,231	1,587,229
FactSet Research Systems	20,464	5,490,491
Federated Investors Class B	52,192	1,700,937
Interactive Brokers Group Class A	41,327	1,926,665
Janus Henderson Group	83,568	2,043,237
Legg Mason	43,992	1,579,753
SEI Investments	67,956	4,449,759
Stifel Financial	36,735	2,227,978
		26,106,112
Chemicals–2.48%
Ashland Global Holdings	32,341	2,475,057
Cabot	30,736	1,460,575
Chemours	88,936	1,608,852
†Ingevity	22,553	1,970,681
Minerals Technologies	19,001	1,095,028
NewMarket	3,964	1,928,565
Olin	85,586	1,476,358
PolyOne	41,802	1,537,896
RPM International	69,942	5,368,748
Scotts Miracle-Gro	21,424	2,274,800
Sensient Technologies	22,685	1,499,252
Valvoline	101,406	2,171,102
		24,866,914
LVIP SSGA Mid-Cap Index Fund–5

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies–1.87%
Brink's	26,904	$ 2,439,655
†Clean Harbors	27,831	2,386,508
Deluxe	22,811	1,138,725
Healthcare Services Group	40,171	976,959
Herman Miller	31,833	1,325,844
HNI	23,063	863,940
KAR Auction Services	69,029	1,504,142
MSA Safety	19,140	2,418,530
†Stericycle	49,028	3,128,477
Tetra Tech	29,400	2,533,104
		18,715,884
Communications Equipment–1.09%
†Ciena	83,503	3,564,743
InterDigital	16,532	900,829
†Lumentum Holdings	41,689	3,305,938
†NetScout Systems	35,347	850,802
†ViaSat	31,049	2,272,631
		10,894,943
Construction & Engineering–1.23%
†AECOM	84,535	3,645,994
†Dycom Industries	16,713	788,018
EMCOR Group	30,376	2,621,449
Fluor	75,855	1,432,142
†MasTec	32,455	2,082,313
Valmont Industries	11,550	1,729,959
		12,299,875
Construction Materials–0.20%
Eagle Materials	22,356	2,026,795
		2,026,795
Consumer Finance–0.59%
FirstCash	22,900	1,846,427
†Green Dot Class A	25,900	603,470
Navient	104,240	1,426,003
SLM	226,705	2,019,942
		5,895,842
Containers & Packaging–1.03%
AptarGroup	34,578	3,997,908
Greif Class A	14,336	633,651
O-I Glass	83,709	998,649
Silgan Holdings	42,060	1,307,225
Sonoco Products	54,182	3,344,113
		10,281,546
Distributors–0.46%
Pool	21,600	4,587,408
		4,587,408
Diversified Consumer Services–1.05%
†Adtalem Global Education	29,200	1,021,124
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services (continued)
Graham Holdings Class B	2,342	$ 1,496,515
†Grand Canyon Education	26,064	2,496,671
Service Corp. International	98,614	4,539,202
†WW International	24,788	947,149
		10,500,661
Diversified Financial Services–0.29%
Jefferies Financial Group	135,455	2,894,673
		2,894,673
Electric Utilities–1.49%
ALLETE	27,960	2,269,513
Hawaiian Electric Industries	58,695	2,750,448
IDACORP	27,233	2,908,484
OGE Energy	107,987	4,802,182
PNM Resources	42,786	2,169,678
		14,900,305
Electrical Equipment–1.30%
Acuity Brands	21,440	2,958,720
EnerSys	22,687	1,697,668
Hubbell	29,430	4,350,343
nVent Electric	83,921	2,146,699
Regal Beloit	21,977	1,881,451
		13,034,881
Electronic Equipment, Instruments & Components–3.71%
†Arrow Electronics	43,963	3,725,425
Avnet	54,582	2,316,460
Belden	20,606	1,133,330
Cognex	92,174	5,165,431
†Coherent	13,061	2,172,697
†II-VI	47,400	1,595,958
Jabil	74,720	3,088,178
Littelfuse	13,126	2,511,004
National Instruments	63,387	2,683,805
SYNNEX	22,123	2,849,442
†Tech Data	19,037	2,733,713
†Trimble	134,362	5,601,552
Vishay Intertechnology	71,990	1,532,667
		37,109,662
Energy Equipment & Services–0.55%
†Apergy	41,896	1,415,247
Core Laboratories	24,008	904,381
Patterson-UTI Energy	104,026	1,092,273
†Transocean	311,894	2,145,831
		5,557,732
Entertainment–0.36%
Cinemark Holdings	57,904	1,960,050
World Wrestling Entertainment Class A	25,772	1,671,830
		3,631,880

LVIP SSGA Mid-Cap Index Fund–6

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts–10.59%
Alexander & Baldwin	36,954	$ 774,556
American Campus Communities	74,329	3,495,693
Brixmor Property Group	160,272	3,463,478
Camden Property Trust	52,222	5,540,754
CoreCivic	64,223	1,116,196
CoreSite Realty	20,376	2,284,557
Corporate Office Properties Trust	60,819	1,786,862
Cousins Properties	78,965	3,253,358
CyrusOne	61,095	3,997,446
Diversified Healthcare Trust	129,019	1,088,920
Douglas Emmett	88,716	3,894,632
EastGroup Properties	20,752	2,753,168
EPR Properties	42,381	2,993,794
First Industrial Realty Trust	68,583	2,846,880
GEO Group	65,635	1,090,197
Healthcare Realty Trust	72,299	2,412,618
Highwoods Properties	56,190	2,748,253
JBG SMITH Properties	63,613	2,537,523
Kilroy Realty	52,624	4,415,154
Lamar Advertising Class A	46,508	4,151,304
Liberty Property Trust	85,101	5,110,315
Life Storage	25,134	2,721,510
Macerich	59,694	1,606,962
Mack-Cali Realty	48,962	1,132,491
Medical Properties Trust	279,050	5,890,746
National Retail Properties	92,590	4,964,676
Omega Healthcare Investors	117,869	4,991,752
Park Hotels & Resorts	129,071	3,339,067
Pebblebrook Hotel Trust	70,828	1,898,899
PotlatchDeltic	36,586	1,583,076
PS Business Parks	10,878	1,793,456
Rayonier	69,474	2,275,968
Sabra Health Care REIT	104,748	2,235,322
Service Properties Trust	88,393	2,150,602
Spirit Realty Capital	53,695	2,640,720
Tanger Factory Outlet Centers	49,530	729,577
Taubman Centers	33,104	1,029,203
Urban Edge Properties	62,777	1,204,063
Weingarten Realty Investors	64,889	2,027,132
		105,970,880
Food & Staples Retailing–0.59%
†BJ's Wholesale Club Holdings	65,300	1,484,922
Casey's General Stores	19,874	3,159,767
†Sprouts Farmers Market	64,391	1,245,966
		5,890,655
Food Products–1.69%
Flowers Foods	103,625	2,252,807
†Hain Celestial Group	43,802	1,136,881
Ingredion	35,933	3,339,972
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Lancaster Colony	10,606	$ 1,698,021
†Pilgrim's Pride	27,900	912,749
†Post Holdings	35,874	3,913,853
Sanderson Farms	10,592	1,866,522
Tootsie Roll Industries	8,790	300,091
†TreeHouse Foods	30,611	1,484,634
		16,905,530
Gas Utilities–1.67%
National Fuel Gas	46,371	2,158,106
New Jersey Resources	51,342	2,288,313
ONE Gas	28,363	2,653,926
Southwest Gas Holdings	29,345	2,229,340
Spire	27,562	2,296,190
UGI	112,736	5,091,158
		16,717,033
Health Care Equipment & Supplies–3.33%
†Avanos Medical	25,901	872,864
Cantel Medical	20,309	1,439,908
†Globus Medical Class A	41,775	2,459,712
†Haemonetics	27,432	3,151,937
Hill-Rom Holdings	35,938	4,080,041
†ICU Medical	10,321	1,931,265
†Integra LifeSciences Holdings	38,268	2,230,259
†LivaNova	25,986	1,960,124
†Masimo	26,411	4,174,523
†NuVasive	28,073	2,171,166
†Penumbra	17,354	2,850,742
West Pharmaceutical Services	39,898	5,997,866
		33,320,407
Health Care Providers & Services–2.37%
†Acadia Healthcare	48,077	1,597,118
†Amedisys	17,345	2,895,227
Chemed	8,641	3,795,646
Encompass Health	53,062	3,675,605
†HealthEquity	38,288	2,835,992
†MEDNAX	45,886	1,275,172
†Molina Healthcare	33,880	4,597,177
Patterson	47,081	964,219
†Tenet Healthcare	55,793	2,121,808
		23,757,964
Health Care Technology–0.09%
†Allscripts Healthcare Solutions	89,011	873,643
		873,643
Hotels, Restaurants & Leisure–4.39%
Boyd Gaming	43,336	1,297,480
Brinker International	20,380	855,960

LVIP SSGA Mid-Cap Index Fund–7

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Caesars Entertainment	301,199	$ 4,096,306
Cheesecake Factory	21,809	847,498
Choice Hotels International	17,047	1,763,171
Churchill Downs	19,042	2,612,562
Cracker Barrel Old Country Store	13,039	2,004,616
Domino's Pizza	22,036	6,473,736
Dunkin' Brands Group	44,728	3,378,753
†Eldorado Resorts	35,217	2,100,342
Jack in the Box	12,570	980,837
Marriott Vacations Worldwide	20,220	2,603,527
Papa John's International	11,919	752,685
†Penn National Gaming	59,118	1,511,056
†Scientific Games Class A	28,654	767,354
Six Flags Entertainment	42,574	1,920,513
Texas Roadhouse	35,271	1,986,463
Wendy's	99,337	2,206,275
Wyndham Destinations	48,754	2,520,094
Wyndham Hotels & Resorts	51,518	3,235,846
		43,915,074
Household Durables–1.01%
†Helen of Troy	13,606	2,446,223
KB Home	46,597	1,596,879
†Tempur Sealy International	24,579	2,139,848
Toll Brothers	69,578	2,749,027
†TRI Pointe Group	75,715	1,179,639
		10,111,616
Household Products–0.17%
Energizer Holdings	34,522	1,733,695
		1,733,695
Industrial Conglomerates–0.49%
Carlisle	30,570	4,947,449
		4,947,449
Insurance–5.09%
†Alleghany	7,761	6,205,463
American Financial Group	40,380	4,427,667
†Brighthouse Financial	59,050	2,316,532
Brown & Brown	126,138	4,979,928
CNO Financial Group	81,013	1,468,766
First American Financial	60,634	3,536,175
†Genworth Financial Class A	273,154	1,201,878
Hanover Insurance Group	21,272	2,907,244
Kemper	33,723	2,613,532
Mercury General	14,342	698,886
Old Republic International	154,049	3,446,076
Primerica	22,242	2,903,916
Reinsurance Group of America	33,819	5,514,526
RenaissanceRe Holdings	23,823	4,669,784
RLI	21,500	1,935,430
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Selective Insurance Group	31,970	$ 2,084,124
		50,909,927
Interactive Media & Services–0.29%
TripAdvisor	56,899	1,728,591
†Yelp	34,401	1,198,187
		2,926,778
Internet & Direct Marketing Retail–0.52%
†Etsy	63,717	2,822,663
†GrubHub	49,500	2,407,680
		5,230,343
IT Services–2.43%
†CACI International Class A	13,521	3,380,115
†CoreLogic	42,674	1,865,280
KBR	76,734	2,340,387
†LiveRamp Holdings	36,537	1,756,334
MAXIMUS	34,390	2,558,272
Perspecta	74,675	1,974,407
Sabre	147,357	3,306,691
Science Applications International	26,387	2,296,197
†WEX	23,352	4,891,310
		24,368,993
Leisure Products–0.83%
Brunswick	44,078	2,643,798
†Mattel	187,404	2,539,324
Polaris Industries	30,931	3,145,683
		8,328,805
Life Sciences Tools & Services–1.86%
†Bio-Rad Laboratories Class A	11,659	4,314,180
Bio-Techne	20,562	4,513,565
†Charles River Laboratories International	26,358	4,026,448
†PRA Health Sciences	34,142	3,794,883
†Syneos Health	33,790	2,009,660
		18,658,736
Machinery–4.40%
AGCO	33,697	2,603,093
†Colfax	45,145	1,642,375
Crane	27,598	2,383,915
Donaldson	68,259	3,933,083
Graco	90,108	4,685,616
ITT	47,190	3,487,813
Kennametal	44,971	1,658,980
Lincoln Electric Holdings	33,007	3,192,767
Nordson	27,549	4,486,079
Oshkosh	36,852	3,488,042
Terex	35,520	1,057,786
Timken	36,406	2,050,022

LVIP SSGA Mid-Cap Index Fund–8

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Toro	57,509	$ 4,581,742
Trinity Industries	52,526	1,163,451
Woodward	30,438	3,605,077
		44,019,841
Marine–0.29%
†Kirby	32,490	2,908,830
		2,908,830
Media–1.13%
†AMC Networks Class A	23,486	927,697
Cable One	2,712	4,036,731
John Wiley & Sons Class A	23,829	1,156,183
Meredith	21,733	705,670
New York Times Class A	77,477	2,492,435
TEGNA	117,526	1,961,509
		11,280,225
Metals & Mining–1.97%
†Allegheny Technologies	68,040	1,405,706
Carpenter Technology	25,771	1,282,880
Commercial Metals	63,750	1,419,712
Compass Minerals International	18,487	1,126,968
Reliance Steel & Aluminum	35,985	4,309,564
Royal Gold	35,497	4,339,508
Steel Dynamics	116,267	3,957,729
United States Steel	90,726	1,035,184
Worthington Industries	19,599	826,686
		19,703,937
Multiline Retail–0.23%
Dillard's Class A	5,324	391,207
†Ollie's Bargain Outlet Holdings	29,470	1,924,686
		2,315,893
Multi-Utilities–0.78%
Black Hills	33,034	2,594,490
MDU Resources Group	108,411	3,220,891
NorthWestern	27,213	1,950,356
		7,765,737
Oil, Gas & Consumable Fuels–1.52%
Antero Midstream	158,936	1,206,324
†Chesapeake Energy	644,295	531,930
†CNX Resources	99,260	878,451
EQT	139,158	1,516,822
Equitrans Midstream	110,455	1,475,679
†Matador Resources	59,351	1,066,538
Murphy Oil	80,795	2,165,306
PBF Energy Class A	55,041	1,726,636
World Fuel Services	35,564	1,544,189
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†WPX Energy	224,142	$ 3,079,711
		15,191,586
Paper & Forest Products–0.31%
Domtar	31,173	1,192,055
Louisiana-Pacific	63,570	1,886,122
		3,078,177
Personal Products–0.21%
†Edgewell Personal Care	29,624	917,159
Nu Skin Enterprises Class A	30,006	1,229,646
		2,146,805
Pharmaceuticals–0.76%
†Catalent	78,950	4,444,885
†Nektar Therapeutics	94,470	2,039,135
†Prestige Consumer Healthcare	27,421	1,110,550
		7,594,570
Professional Services–0.91%
†ASGN	28,517	2,023,852
†FTI Consulting	20,200	2,235,332
Insperity	20,174	1,735,771
ManpowerGroup	31,714	3,079,429
		9,074,384
Real Estate Management & Development–0.48%
Jones Lang LaSalle	27,751	4,831,172
		4,831,172
Road & Rail–0.82%
†Avis Budget Group	31,016	999,956
Knight-Swift Transportation Holdings	66,116	2,369,597
Landstar System	21,379	2,434,427
Ryder System	28,805	1,564,400
Werner Enterprises	23,626	859,750
		8,228,130
Semiconductors & Semiconductor Equipment–4.07%
Cabot Microelectronics	15,800	2,280,256
†Cirrus Logic	31,064	2,559,984
†Cree	58,268	2,689,068
Cypress Semiconductor	199,563	4,655,805
†First Solar	40,777	2,281,881
MKS Instruments	29,515	3,246,945
Monolithic Power Systems	21,824	3,885,109
†Semtech	35,977	1,903,183
†Silicon Laboratories	23,467	2,721,703
†SolarEdge Technologies	26,276	2,498,585
†Synaptics	18,217	1,198,132
Teradyne	90,357	6,161,444

LVIP SSGA Mid-Cap Index Fund–9

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Universal Display	22,874	$ 4,713,645
		40,795,740
Software–3.81%
†ACI Worldwide	62,116	2,353,265
Blackbaud	26,634	2,120,066
CDK Global	65,530	3,583,180
†Ceridian HCM Holding	54,411	3,693,419
†CommVault Systems	22,543	1,006,320
†Fair Isaac	15,618	5,851,752
j2 Global	25,025	2,345,093
LogMeIn	26,414	2,264,736
†Manhattan Associates	34,401	2,743,480
†PTC	56,090	4,200,580
†Teradata	60,785	1,627,215
†Tyler Technologies	21,021	6,306,720
		38,095,826
Specialty Retail–2.28%
Aaron's	36,080	2,060,529
American Eagle Outfitters	86,565	1,272,505
†AutoNation	31,767	1,544,829
Bed Bath & Beyond	67,802	1,172,975
Dick's Sporting Goods	34,112	1,688,203
†Five Below	30,093	3,847,691
Foot Locker	57,879	2,256,702
†Murphy USA	15,648	1,830,816
†RH	8,800	1,878,800
†Sally Beauty Holdings	62,224	1,135,588
†Urban Outfitters	38,255	1,062,341
Williams-Sonoma	41,777	3,068,103
		22,819,082
Technology Hardware, Storage & Peripherals–0.24%
†NCR	68,652	2,413,804
		2,413,804
Textiles, Apparel & Luxury Goods–0.98%
Carter's	23,732	2,594,857
Columbia Sportswear	15,735	1,576,490
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Deckers Outdoor	15,120	$ 2,553,163
†Skechers U.S.A. Class A	72,006	3,109,939
		9,834,449
Thrifts & Mortgage Finance–0.58%
†LendingTree	4,103	1,245,014
New York Community Bancorp	251,658	3,024,929
Washington Federal	42,356	1,552,348
		5,822,291
Trading Companies & Distributors–0.73%
GATX	19,017	1,575,559
MSC Industrial Direct Class A	24,310	1,907,606
†NOW	59,397	667,622
Watsco	17,642	3,178,206
		7,328,993
Water Utilities–0.55%
Aqua America	116,410	5,464,285
		5,464,285
Wireless Telecommunication Services–0.13%
Telephone & Data Systems	52,663	1,339,220
		1,339,220
Total Common Stock (Cost $781,270,220)		985,235,287

MONEY MARKET FUND–1.16%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	11,622,429	11,622,429
Total Money Market Fund (Cost $11,622,429)		11,622,429

TOTAL INVESTMENTS–99.59% (Cost $792,892,649)	996,857,716
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.41%	4,084,012
NET ASSETS APPLICABLE TO 83,424,916 SHARES OUTSTANDING–100.00%	$1,000,941,728
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND STANDARD CLASS ($895,139,866 / 74,594,711 Shares)	$12.000
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND SERVICE CLASS ($105,801,862 / 8,830,205 Shares)	$11.982
LVIP SSGA Mid-Cap Index Fund–10

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$ 781,089,610
Distributable earnings/(accumulated loss)	219,852,118
TOTAL NET ASSETS	$1,000,941,728

† Non-income producing.
★ Includes $547,200 cash collateral held at broker for futures contracts, $14,406 variation margin due from broker on futures contracts, $1,878,822 payable for securities purchased, $779,039 payable for fund shares redeemed, $114,650 other accrued expenses payable and $271,600 due to manager and affiliates as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
76	E-mini S&P MidCap 400 Index	$15,692,480	$15,509,113	3/20/20	$183,367	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.
[2] See Note 7 in Notes to Financial Statements.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–11

LVIP SSGA Mid-Cap Index Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 15,084,957
Interest	6,481
Foreign taxes withheld	(7,725)
15,083,713
EXPENSES:
Management fees	2,468,679
Shareholder servicing fees	265,154
Distribution fees-Service Class	217,839
Index fees	185,185
Accounting and administration expenses	173,890
Professional fees	38,429
Trustees’ fees and expenses	26,350
Reports and statements to shareholders	23,140
Custodian fees	9,338
Pricing fees	5,652
Consulting fees	2,200
Other	18,057
3,433,913
Less:
Management fees waived	(18,285)
Total operating expenses	3,415,628
NET INVESTMENT INCOME	11,668,085
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	19,261,979
Futures contracts	2,161,692
Net realized gain	21,423,671
Net change in unrealized appreciation (depreciation) of:
Investments	166,867,485
Futures contracts	991,902
Net change in unrealized appreciation (depreciation)	167,859,387
NET REALIZED AND UNREALIZED GAIN	189,283,058
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$200,951,143
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,668,085	$ 10,879,204
Net realized gain	21,423,671	100,595,798
Net change in unrealized appreciation (depreciation)	167,859,387	(198,620,099)
Net increase (decrease) in net assets resulting from operations	200,951,143	(87,145,097)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(95,477,556)	(59,373,512)
Service Class	(10,325,196)	(4,929,771)
	(105,802,752)	(64,303,283)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	150,898,721	110,427,777
Service Class	37,518,807	51,261,616
Reinvestment of dividends and distributions:
Standard Class	95,477,556	59,373,512
Service Class	10,325,196	4,929,771
	294,220,280	225,992,676
Cost of shares redeemed:
Standard Class	(137,250,018)	(399,987,568)
Service Class	(16,032,934)	(11,286,620)
	(153,282,952)	(411,274,188)
Increase (decrease) in net assets derived from capital share transactions	140,937,328	(185,281,512)
NET INCREASE (DECREASE) IN NET ASSETS	236,085,719	(336,729,892)
NET ASSETS:
Beginning of year	764,856,009	1,101,585,901
End of year	$1,000,941,728	$ 764,856,009
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–12

LVIP SSGA Mid-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.712	$ 13.055	$ 11.488	$ 9.682	$ 10.107
Income (loss) from investment operations:
Net investment income[1]	0.156	0.157	0.136	0.132	0.123
Net realized and unrealized gain (loss)	2.536	(1.494)	1.677	1.836	(0.371)
Total from investment operations	2.692	(1.337)	1.813	1.968	(0.248)
Less dividends and distributions from:
Net investment income	(0.146)	(0.176)	(0.169)	(0.156)	(0.092)
Net realized gain	(1.258)	(0.830)	(0.077)	(0.006)	(0.085)
Total dividends and distributions	(1.404)	(1.006)	(0.246)	(0.162)	(0.177)
Net asset value, end of period	$ 12.000	$ 10.712	$ 13.055	$ 11.488	$ 9.682
Total return[2]	25.81%	(11.37%)	15.86%	20.31%	(2.48%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$895,140	$ 699,126	$1,066,315	$1,010,352	$1,121,323
Ratio of expenses to average net assets	0.35%	0.36%	0.34%	0.33%	0.32%
Ratio of net investment income to average net assets	1.30%	1.20%	1.11%	1.28%	1.20%
Portfolio turnover	22%	28%	21%	23%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–13

LVIP SSGA Mid-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 10.703	$ 13.053	$ 11.485	$ 9.683	$ 10.106
Income (loss) from investment operations:
Net investment income[1]	0.126	0.123	0.107	0.107	0.098
Net realized and unrealized gain (loss)	2.532	(1.490)	1.675	1.831	(0.370)
Total from investment operations	2.658	(1.367)	1.782	1.938	(0.272)
Less dividends and distributions from:
Net investment income	(0.121)	(0.153)	(0.137)	(0.130)	(0.066)
Net realized gain	(1.258)	(0.830)	(0.077)	(0.006)	(0.085)
Total dividends and distributions	(1.379)	(0.983)	(0.214)	(0.136)	(0.151)
Net asset value, end of period	$ 11.982	$ 10.703	$ 13.053	$ 11.485	$ 9.683
Total return[2]	25.50%	(11.59%)	15.58%	20.01%	(2.72%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,802	$ 65,730	$ 35,271	$ 12	$ 10
Ratio of expenses to average net assets	0.60%	0.61%	0.59%	0.58%	0.57%
Ratio of net investment income to average net assets	1.05%	0.95%	0.86%	1.03%	0.95%
Portfolio turnover	22%	28%	21%	23%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–14

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Mid-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Mid-Cap Index Fund–15

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.27% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$51,334
Legal	10,151
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $5,314 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$225,161
Distribution fees payable to LFD	22,075
Shareholder servicing fees payable to Lincoln Life	24,364
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Mid-Cap Index Fund–16

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$247,583,789
Sales	197,144,327
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$802,491,134
Aggregate unrealized appreciation of investments and derivatives	$242,315,278
Aggregate unrealized depreciation of investments and derivatives	(47,948,696)
Net unrealized appreciation of investments and derivatives	$194,366,582
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$985,235,287	$—	$—	$985,235,287
Money Market Fund	11,622,429	—	—	11,622,429
Total Investments	$996,857,716	$—	$—	$996,857,716
Derivatives:

Assets:
Futures Contract	$183,367	$—	$—	$183,367
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
LVIP SSGA Mid-Cap Index Fund–17

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/19	12/31/18
Ordinary income	$11,794,406	$17,209,030
Long-term capital gains	94,008,346	47,094,253
Total	$105,802,752	$64,303,283
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 190,946
Undistributed long-term capital gains	25,294,590
Net unrealized appreciation	194,366,582
Distributable earnings/(accumulated loss)	$219,852,118
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	12,478,795	8,856,363
Service Class	3,117,801	3,923,184
Shares reinvested:
Standard Class	8,272,660	4,672,903
Service Class	897,352	388,900
	24,766,608	17,841,350
Shares redeemed:
Standard Class	(11,423,395)	(29,939,369)
Service Class	(1,326,232)	(872,969)
	(12,749,627)	(30,812,338)
Net increase (decrease)	12,016,981	(12,970,988)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
LVIP SSGA Mid-Cap Index Fund–18

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$183,367	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,161,692	$991,902
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$15,543,409	$—
8. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Mid-Cap Index Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Mid-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Mid-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA Mid-Cap Index Fund–20

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2020. The Board noted that the net
LVIP SSGA Mid-Cap Index Fund–21

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Mid-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Blend funds category and the S&P MidCap 400 Total Return Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board considered LIAC’s comments that expenses and cash flows contributed to underperformance compared to the benchmark index and that the Fund closely tracked the benchmark index. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Mid-Cap Index Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Mid-Cap Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA Mid-Cap Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Mid-Cap Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Mid-Cap Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Mid-Cap Index Fund–27

LVIP SSGA S&P 500 Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA S&P 500 Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA S&P 500 Index Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 31.20% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the S&P 500® Index1, returned 31.49%.
Despite the uncertainty over the US-China trade agreement, better than expected economic data, low interest rate and robust domestic demand were primary drivers of Fund performance during the reporting period. Specifically, the prospect of more accommodative monetary conditions allowed large-cap companies to finish the quarter with a gain. The US large cap rebounded from a sharp decline in May amid trade tensions to end the quarter at a record high as factors bolstered the sentiment, including apparent progress and favorable communications related to trade negotiations between the United States and China, as well as developments that further reinforced the idea that the Federal Reserve will be on hold for some time to come. US equities posted modestly constructive results for the third quarter; interest rate-sensitive and defensive sectors established leadership over the quarter. The flight to safety and dramatic decline in interest rates bolstered the relatively strong results from these defensive and interest rate-sensitive sectors. Turning to November, a better than expected October jobs report helped provide support for the rally of US equities. Easing trade tensions led to better risk appetite and relatively lackluster economic data bolstered views of continued easy money policies. US markets were still a little jittery in early December as President Trump announced the re-imposition of steel and aluminum tariffs on Brazil and Argentina, but the announcement later in the month of a Phase One trade deal with China carried equity markets into a strong close for 2019. IT, financials and communication services were the top three sectors that contributed to the outperformance of US large cap equities while materials, utilities and energy were the bottom three contributors over the period. Fueled by an improving trade environment as well as solid earnings beats, the technology sector was the best performing equity sector. Conversely, being the worst performing sector within US large cap equities, the energy sector appeared to be heading for another ignominious quarter up until oil prices rebounded amidst a surprise OPEC production cut in early December and an improved trade atmosphere.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted 2.9 bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Microsoft Corporation, Apple Inc. and Facebook, Inc. Class A The top negative contributors to the Fund’s performance during the Reporting Period were Pfizer Inc., Occidental Petroleum Corporation and PG&E Corporation2.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Keith Richardson
Karl Schneider
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA S&P 500 Index Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $34,794. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $35,667. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 31.20%
Five Years	+ 11.45%
Ten Years	+ 13.28%
Service Class Shares
One Year	+ 30.87%
Five Years	+ 11.17%
Ten Years	+ 13.00%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI", and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow

LVIP SSGA S&P 500 Index Fund–1

LVIP SSGA S&P 500 Index Fund
2019 Annual Report Commentary (unaudited) (continued)
Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
2. No longer held in the Fund as of 12/31/2019.
LVIP SSGA S&P 500 Index Fund–2

LVIP SSGA S&P 500 Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,108.10	0.23%	$1.22
Service Class Shares	1,000.00	1,106.70	0.48%	2.55
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.23%	$1.17
Service Class Shares	1,000.00	1,022.80	0.48%	2.45

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA S&P 500 Index Fund–3

LVIP SSGA S&P 500 Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.47%
Aerospace & Defense	2.40%
Air Freight & Logistics	0.52%
Airlines	0.36%
Auto Components	0.12%
Automobiles	0.32%
Banks	5.57%
Beverages	1.77%
Biotechnology	1.97%
Building Products	0.27%
Capital Markets	2.66%
Chemicals	1.86%
Commercial Services & Supplies	0.40%
Communications Equipment	0.95%
Construction & Engineering	0.06%
Construction Materials	0.13%
Consumer Finance	0.67%
Containers & Packaging	0.35%
Distributors	0.10%
Diversified Consumer Services	0.02%
Diversified Financial Services	1.63%
Diversified Telecommunication Services	2.03%
Electric Utilities	1.99%
Electrical Equipment	0.49%
Electronic Equipment, Instruments & Components	0.56%
Energy Equipment & Services	0.43%
Entertainment	1.85%
Equity Real Estate Investment Trusts	2.79%
Food & Staples Retailing	1.51%
Food Products	1.12%
Gas Utilities	0.05%
Health Care Equipment & Supplies	3.51%
Health Care Providers & Services	2.85%
Health Care Technology	0.09%
Hotels, Restaurants & Leisure	1.84%
Household Durables	0.37%
Household Products	1.67%
Independent Power and Renewable Electricity Producers	0.09%
Industrial Conglomerates	1.33%
Insurance	2.27%
Interactive Media & Services	4.86%
Internet & Direct Marketing Retail	3.31%
IT Services	5.31%
Leisure Products	0.05%
Life Sciences Tools & Services	1.02%
Security Type/Sector	Percentage of Net Assets
Machinery	1.59%
Media	1.40%
Metals & Mining	0.26%
Multiline Retail	0.53%
Multi-Utilities	1.05%
Oil, Gas & Consumable Fuels	3.85%
Personal Products	0.18%
Pharmaceuticals	4.55%
Professional Services	0.32%
Real Estate Management & Development	0.08%
Road & Rail	0.99%
Semiconductors & Semiconductor Equipment	4.17%
Software	6.95%
Specialty Retail	2.22%
Technology Hardware, Storage & Peripherals	4.90%
Textiles, Apparel & Luxury Goods	0.73%
Tobacco	0.83%
Trading Companies & Distributors	0.18%
Water Utilities	0.08%
Wireless Telecommunication Services	0.09%
Money Market Fund	1.41%
Total Investments	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	4.51%
Microsoft	4.43%
Alphabet Class A & Class C	2.95%
Amazon.com	2.83%
Facebook Class A	1.82%
Berkshire Hathaway Class B	1.63%
JPMorgan Chase & Co.	1.61%
Johnson & Johnson	1.41%
Visa Class A	1.18%
Procter & Gamble	1.15%
Total	23.52%

IT–Information Technology

LVIP SSGA S&P 500 Index Fund–4

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.47%
Aerospace & Defense–2.40%
Arconic	136,660	$ 4,205,028
Boeing	180,989	58,958,977
General Dynamics	78,480	13,839,948
Huntington Ingalls Industries	14,400	3,612,672
L3Harris Technologies	75,906	15,019,520
Lockheed Martin	84,202	32,786,575
Northrop Grumman	52,733	18,138,570
Raytheon	93,501	20,545,910
Textron	78,822	3,515,461
TransDigm Group	16,500	9,240,000
United Technologies	274,761	41,148,207
		221,010,868
Air Freight & Logistics–0.52%
CH Robinson Worldwide	44,027	3,442,911
Expeditors International of Washington	57,676	4,499,882
FedEx	81,703	12,354,311
United Parcel Service Class B	236,824	27,722,617
		48,019,721
Airlines–0.36%
Alaska Air Group	39,500	2,676,125
American Airlines Group	134,800	3,866,064
Delta Air Lines	197,200	11,532,256
Southwest Airlines	164,481	8,878,684
†United Airlines Holdings	75,200	6,624,368
		33,577,497
Auto Components–0.12%
Aptiv	86,624	8,226,682
BorgWarner	69,198	3,001,809
		11,228,491
Automobiles–0.32%
Ford Motor	1,318,002	12,257,419
General Motors	421,406	15,423,459
Harley-Davidson	57,393	2,134,446
		29,815,324
Banks–5.57%
Bank of America	2,749,901	96,851,513
Citigroup	742,062	59,283,333
Citizens Financial Group	151,300	6,144,293
Comerica	53,152	3,813,656
Fifth Third Bancorp	247,367	7,604,062
First Republic Bank	55,400	6,506,730
Huntington Bancshares	350,920	5,291,874
JPMorgan Chase & Co.	1,065,060	148,469,364
KeyCorp	334,794	6,776,230
M&T Bank	45,785	7,772,004
People's United Financial	155,317	2,624,857
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
PNC Financial Services Group	151,146	$ 24,127,436
Regions Financial	339,914	5,832,924
†SVB Financial Group	17,700	4,443,408
Truist Financial	456,642	25,718,077
US Bancorp	486,256	28,830,118
Wells Fargo & Co.	1,307,782	70,358,672
Zions Bancorp	64,142	3,330,253
		513,778,804
Beverages–1.77%
Brown-Forman Class B	62,850	4,248,660
Coca-Cola	1,310,297	72,524,939
Constellation Brands Class A	56,235	10,670,591
Molson Coors Brewing Class B	59,917	3,229,527
†Monster Beverage	130,851	8,315,581
PepsiCo	473,275	64,682,494
		163,671,792
Biotechnology–1.97%
AbbVie	500,810	44,341,717
†Alexion Pharmaceuticals	75,605	8,176,681
Amgen	203,057	48,950,951
†Biogen	61,849	18,352,454
Gilead Sciences	426,049	27,684,664
†Incyte	61,300	5,352,716
†Regeneron Pharmaceuticals	26,562	9,973,500
†Vertex Pharmaceuticals	87,300	19,114,335
		181,947,018
Building Products–0.27%
Allegion	30,425	3,789,129
AO Smith	46,500	2,215,260
Fortune Brands Home & Security	49,400	3,227,796
Johnson Controls International	265,189	10,795,844
Masco	100,421	4,819,204
		24,847,233
Capital Markets–2.66%
Ameriprise Financial	45,082	7,509,760
Bank of New York Mellon	291,803	14,686,445
BlackRock	39,891	20,053,206
Cboe Global Markets	36,400	4,368,000
Charles Schwab	395,125	18,792,145
CME Group	121,453	24,378,046
E*TRADE Financial	82,343	3,735,902
Franklin Resources	102,756	2,669,601
Goldman Sachs Group	108,586	24,967,179
Intercontinental Exchange	190,330	17,615,042
Invesco	132,339	2,379,455
MarketAxess Holdings	12,500	4,738,875
LVIP SSGA S&P 500 Index Fund–5

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Moody's	54,642	$ 12,972,557
Morgan Stanley	417,420	21,338,510
MSCI	28,600	7,383,948
Nasdaq	37,777	4,045,917
Northern Trust	72,784	7,732,572
Raymond James Financial	42,000	3,757,320
S&P Global	83,579	22,821,246
State Street	124,790	9,870,889
T. Rowe Price Group	79,235	9,653,992
		245,470,607
Chemicals–1.86%
Air Products & Chemicals	74,899	17,600,516
Albemarle	34,300	2,505,272
Celanese	43,100	5,306,472
CF Industries Holdings	75,490	3,603,893
†Corteva	251,427	7,432,182
†Dow	252,027	13,793,438
DuPont de Nemours	251,327	16,135,193
Eastman Chemical	44,727	3,545,062
Ecolab	85,059	16,415,536
FMC	43,501	4,342,270
International Flavors & Fragrances	36,720	4,737,614
Linde	183,180	38,999,022
LyondellBasell Industries Class A	85,480	8,076,150
Mosaic	113,047	2,446,337
PPG Industries	78,856	10,526,488
Sherwin-Williams	27,916	16,290,103
		171,755,548
Commercial Services & Supplies–0.40%
Cintas	28,508	7,670,933
†Copart	67,900	6,174,826
Republic Services	71,537	6,411,861
Rollins	48,750	1,616,550
Waste Management	131,171	14,948,247
		36,822,417
Communications Equipment–0.95%
†Arista Networks	18,800	3,823,920
Cisco Systems	1,437,124	68,924,467
†F5 Networks	19,796	2,764,511
Juniper Networks	111,704	2,751,270
Motorola Solutions	58,702	9,459,240
		87,723,408
Construction & Engineering–0.06%
Jacobs Engineering Group	45,434	4,081,336
Quanta Services	44,687	1,819,208
		5,900,544
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials–0.13%
Martin Marietta Materials	21,200	$ 5,928,368
Vulcan Materials	43,563	6,272,636
		12,201,004
Consumer Finance–0.67%
American Express	229,450	28,564,231
Capital One Financial	159,930	16,458,396
Discover Financial Services	109,111	9,254,795
Synchrony Financial	201,868	7,269,267
		61,546,689
Containers & Packaging–0.35%
†Amcor	534,408	5,792,983
Avery Dennison	28,643	3,747,077
Ball	112,856	7,298,398
International Paper	133,201	6,133,906
Packaging Corp. of America	30,400	3,404,496
Sealed Air	54,097	2,154,683
WestRock	88,318	3,789,725
		32,321,268
Distributors–0.10%
Genuine Parts	48,241	5,124,641
†LKQ	104,600	3,734,220
		8,858,861
Diversified Consumer Services–0.02%
H&R Block	64,514	1,514,789
		1,514,789
Diversified Financial Services–1.63%
†Berkshire Hathaway Class B	663,269	150,230,429
		150,230,429
Diversified Telecommunication Services–2.03%
AT&T	2,481,340	96,970,768
CenturyLink	325,677	4,302,193
Verizon Communications	1,405,758	86,313,541
		187,586,502
Electric Utilities–1.99%
Alliant Energy	77,600	4,246,272
American Electric Power	165,678	15,658,228
Duke Energy	247,248	22,551,490
Edison International	119,604	9,019,338
Entergy	67,972	8,143,046
Evergy	77,599	5,050,919
Eversource Energy	108,274	9,210,869
Exelon	330,356	15,060,930
FirstEnergy	181,106	8,801,751
NextEra Energy	165,558	40,091,525
Pinnacle West Capital	35,983	3,235,951
PPL	241,598	8,668,536
Southern	354,726	22,596,046

LVIP SSGA S&P 500 Index Fund–6

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Xcel Energy	178,677	$ 11,344,203
		183,679,104
Electrical Equipment–0.49%
AMETEK	75,400	7,520,396
Eaton	142,417	13,489,738
Emerson Electric	209,130	15,948,254
Rockwell Automation	39,190	7,942,637
		44,901,025
Electronic Equipment, Instruments & Components–0.56%
Amphenol Class A	99,032	10,718,233
CDW	48,500	6,927,740
Corning	263,160	7,660,588
FLIR Systems	43,950	2,288,477
†IPG Photonics	11,200	1,623,104
†Keysight Technologies	62,200	6,383,586
TE Connectivity	112,811	10,811,806
†Zebra Technologies Class A	18,700	4,776,728
		51,190,262
Energy Equipment & Services–0.43%
Baker Hughes	223,497	5,728,228
Halliburton	301,737	7,383,504
Helmerich & Payne	34,308	1,558,612
National Oilwell Varco	124,690	3,123,485
Schlumberger	469,973	18,892,915
TechnipFMC	140,616	3,014,807
		39,701,551
Entertainment–1.85%
Activision Blizzard	260,900	15,502,678
†Electronic Arts	99,379	10,684,236
†Live Nation Entertainment	49,200	3,516,324
†Netflix	148,300	47,985,431
†Take-Two Interactive Software	38,200	4,676,826
Walt Disney	612,235	88,547,548
		170,913,043
Equity Real Estate Investment Trusts–2.79%
Alexandria Real Estate Equities	37,900	6,123,882
American Tower	150,103	34,496,672
Apartment Investment & Management Class A	48,597	2,510,035
AvalonBay Communities	47,648	9,991,786
Boston Properties	48,212	6,646,506
Crown Castle International	141,865	20,166,110
Digital Realty Trust	70,200	8,405,748
Duke Realty	122,500	4,247,075
Equinix	28,842	16,835,075
Equity Residential	116,942	9,462,947
Essex Property Trust	21,700	6,528,662
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Extra Space Storage	43,200	$ 4,562,784
Federal Realty Investment Trust	24,600	3,166,758
Four Corners Property Trust	1	28
Healthpeak Properties	168,523	5,808,988
Host Hotels & Resorts	243,951	4,525,291
Iron Mountain	98,400	3,136,008
Kimco Realty	143,945	2,981,101
Mid-America Apartment Communities	39,200	5,168,912
Prologis	214,288	19,101,632
Public Storage	50,451	10,744,045
Realty Income	111,900	8,239,197
Regency Centers	56,200	3,545,658
SBA Communications	37,500	9,037,125
Simon Property Group	103,748	15,454,302
SL Green Realty	29,300	2,692,084
UDR	95,800	4,473,860
Ventas	123,295	7,119,053
Vornado Realty Trust	56,074	3,728,921
Welltower	134,901	11,032,204
Weyerhaeuser	247,707	7,480,751
		257,413,200
Food & Staples Retailing–1.51%
Costco Wholesale	150,248	44,160,892
Kroger	272,946	7,912,705
Sysco	172,118	14,722,974
Walgreens Boots Alliance	257,962	15,209,439
Walmart	481,495	57,220,866
		139,226,876
Food Products–1.12%
Archer-Daniels-Midland	189,323	8,775,121
Campbell Soup	54,650	2,700,803
Conagra Brands	165,152	5,654,805
General Mills	201,512	10,792,983
Hershey	49,930	7,338,711
Hormel Foods	92,972	4,193,967
JM Smucker	37,347	3,888,943
Kellogg	83,277	5,759,437
Kraft Heinz	213,124	6,847,674
Lamb Weston Holdings	48,500	4,172,455
McCormick & Co Non-Voting Shares	42,119	7,148,858
Mondelez International Class A	489,108	26,940,069
Tyson Foods Class A	100,550	9,154,072
		103,367,898
Gas Utilities–0.05%
Atmos Energy	40,800	4,563,888
		4,563,888

LVIP SSGA S&P 500 Index Fund–7

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies–3.51%
Abbott Laboratories	598,480	$ 51,983,973
†ABIOMED	14,800	2,524,732
†Align Technology	24,900	6,948,096
Baxter International	171,222	14,317,584
Becton Dickinson & Co.	91,613	24,915,988
†Boston Scientific	472,887	21,383,950
Cooper	16,800	5,397,672
Danaher	216,401	33,213,226
DENTSPLY SIRONA	79,175	4,480,513
†Edwards Lifesciences	70,016	16,334,033
†Hologic	88,100	4,599,701
†IDEXX Laboratories	28,400	7,416,092
†Intuitive Surgical	39,069	23,095,639
Medtronic	454,296	51,539,881
ResMed	48,500	7,516,045
STERIS	29,400	4,481,148
Stryker	109,712	23,032,937
Teleflex	15,600	5,872,464
†Varian Medical Systems	29,532	4,193,839
Zimmer Biomet Holdings	68,690	10,281,519
		323,529,032
Health Care Providers & Services–2.85%
AmerisourceBergen	50,878	4,325,647
Anthem	86,188	26,031,362
Cardinal Health	101,061	5,111,665
†Centene	142,000	8,927,540
†Cigna	127,302	26,031,986
CVS Health	440,842	32,750,152
†DaVita	32,428	2,433,073
HCA Healthcare	90,500	13,376,805
†Henry Schein	50,100	3,342,672
Humana	45,932	16,834,997
†Laboratory Corp of America Holdings	33,347	5,641,312
McKesson	63,687	8,809,186
Quest Diagnostics	44,111	4,710,614
UnitedHealth Group	322,046	94,675,083
Universal Health Services Class B	27,300	3,916,458
†WellCare Health Plans	17,300	5,712,633
		262,631,185
Health Care Technology–0.09%
Cerner	107,729	7,906,231
		7,906,231
Hotels, Restaurants & Leisure–1.84%
Carnival	131,691	6,693,854
†Chipotle Mexican Grill	8,522	7,133,851
Darden Restaurants	40,130	4,374,571
Hilton Worldwide Holdings	97,500	10,813,725
Las Vegas Sands	113,500	7,836,040
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Marriott International Class A	92,927	$ 14,071,936
McDonald's	257,218	50,828,849
MGM Resorts International	179,000	5,955,330
†Norwegian Cruise Line Holdings	72,600	4,240,566
Royal Caribbean Cruises	58,800	7,850,388
Starbucks	400,806	35,238,863
Wynn Resorts	32,450	4,506,331
Yum Brands	102,924	10,367,535
		169,911,839
Household Durables–0.37%
DR Horton	112,574	5,938,278
Garmin	48,424	4,724,245
Leggett & Platt	41,536	2,111,275
Lennar Class A	96,743	5,397,292
†Mohawk Industries	19,800	2,700,324
Newell Brands	137,703	2,646,652
†NVR	1,150	4,379,672
PulteGroup	83,941	3,256,911
Whirlpool	21,708	3,202,581
		34,357,230
Household Products–1.67%
Church & Dwight	83,300	5,859,322
Clorox	41,985	6,446,377
Colgate-Palmolive	291,352	20,056,672
Kimberly-Clark	117,031	16,097,614
Procter & Gamble	846,731	105,756,702
		154,216,687
Independent Power and Renewable Electricity Producers–0.09%
AES	217,715	4,332,529
NRG Energy	90,755	3,607,511
		7,940,040
Industrial Conglomerates–1.33%
3M	194,971	34,396,784
General Electric	2,958,083	33,012,206
Honeywell International	243,772	43,147,644
Roper Technologies	34,664	12,279,029
		122,835,663
Insurance–2.27%
Aflac	250,722	13,263,194
Allstate	112,072	12,602,496
American International Group	295,744	15,180,539
Aon	80,196	16,704,025
Arthur J. Gallagher & Co.	62,400	5,942,352
Assurant	21,316	2,794,101
Chubb	153,446	23,885,404
Cincinnati Financial	49,775	5,233,841

LVIP SSGA S&P 500 Index Fund–8

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Everest Re Group	13,900	$ 3,848,076
Globe Life	35,379	3,723,640
Hartford Financial Services Group	122,089	7,419,349
✱Lincoln National	66,336	3,914,487
Loews	88,408	4,640,536
Marsh & McLennan	169,969	18,936,246
MetLife	267,015	13,609,755
Principal Financial Group	86,533	4,759,315
Progressive	196,118	14,196,982
Prudential Financial	135,825	12,732,235
Travelers	87,106	11,929,167
Unum Group	72,311	2,108,589
Willis Towers Watson	42,673	8,617,386
WR Berkley	50,200	3,468,820
		209,510,535
Interactive Media & Services–4.86%
†Alphabet Class A	101,720	136,242,751
†Alphabet Class C	101,498	135,704,856
†Facebook Class A	817,100	167,709,775
†TripAdvisor	0	0
†Twitter	259,300	8,310,565
		447,967,947
Internet & Direct Marketing Retail–3.31%
†Amazon.com	141,358	261,206,966
†Booking Holdings	14,375	29,522,369
eBay	261,744	9,451,576
Expedia Group	46,549	5,033,809
		305,214,720
IT Services–5.31%
Accenture Class A	215,867	45,455,114
†Akamai Technologies	53,803	4,647,503
Alliance Data Systems	15,600	1,750,320
Automatic Data Processing	145,868	24,870,494
Broadridge Financial Solutions	38,400	4,743,936
Cognizant Technology Solutions Class A	188,116	11,666,954
DXC Technology	86,850	3,264,692
Fidelity National Information Services	207,989	28,929,190
†Fiserv	193,724	22,400,306
†FleetCor Technologies	28,800	8,286,336
†Gartner	29,600	4,561,360
Global Payments	102,545	18,720,615
International Business Machines	300,163	40,233,849
Jack Henry & Associates	25,600	3,729,152
Leidos Holdings	47,600	4,659,564
Mastercard Class A	302,120	90,210,011
Paychex	107,876	9,175,933
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†PayPal Holdings	398,644	$ 43,121,321
†VeriSign	34,987	6,741,295
Visa Class A	581,428	109,250,321
Western Union	141,287	3,783,666
		490,201,932
Leisure Products–0.05%
Hasbro	43,484	4,592,345
		4,592,345
Life Sciences Tools & Services–1.02%
Agilent Technologies	104,437	8,909,521
†Illumina	49,400	16,387,956
†IQVIA Holdings	61,100	9,440,561
†Mettler-Toledo International	8,200	6,504,896
PerkinElmer	35,575	3,454,333
Thermo Fisher Scientific	135,653	44,069,590
†Waters	23,316	5,447,783
		94,214,640
Machinery–1.59%
Caterpillar	189,781	28,026,858
Cummins	52,929	9,472,174
Deere & Co.	105,800	18,330,908
Dover	49,451	5,699,722
Flowserve	41,684	2,074,613
Fortive	97,971	7,484,005
IDEX	25,000	4,300,000
Illinois Tool Works	100,119	17,984,376
Ingersoll-Rand	82,375	10,949,285
PACCAR	114,855	9,085,030
Parker-Hannifin	43,482	8,949,465
Pentair	58,794	2,696,881
Snap-on	18,275	3,095,785
Stanley Black & Decker	51,840	8,591,962
Wabtec	62,009	4,824,300
Xylem	58,973	4,646,483
		146,211,847
Media–1.40%
†Charter Communications Class A	53,400	25,903,272
Comcast Class A	1,543,644	69,417,671
†Discovery Class A	52,143	1,707,162
†Discovery Class C	118,455	3,611,693
†DISH Network Class A	88,313	3,132,462
Fox Class A	115,819	4,293,410
†Fox Class B	53,366	1,942,522
Interpublic Group	123,780	2,859,318
News Class A	135,890	1,921,485
News Class B	38,200	554,282
Omnicom Group	73,897	5,987,135
ViacomCBS Class B	184,900	7,760,253
		129,090,665

LVIP SSGA S&P 500 Index Fund–9

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining–0.26%
Freeport-McMoRan	476,361	$ 6,249,856
Newmont Goldcorp	279,332	12,136,976
Nucor	103,243	5,810,516
		24,197,348
Multiline Retail–0.53%
Dollar General	86,429	13,481,196
†Dollar Tree	80,183	7,541,211
Kohl's	52,803	2,690,313
Macy's	99,117	1,684,989
Nordstrom	36,011	1,473,930
Target	171,938	22,044,171
		48,915,810
Multi-Utilities–1.05%
Ameren	83,101	6,382,157
CenterPoint Energy	163,435	4,456,872
CMS Energy	93,138	5,852,792
Consolidated Edison	113,912	10,305,619
Dominion Energy	280,452	23,227,035
DTE Energy	65,892	8,557,394
NiSource	120,295	3,349,013
Public Service Enterprise Group	170,189	10,049,660
Sempra Energy	96,288	14,585,706
WEC Energy Group	107,658	9,929,297
		96,695,545
Oil, Gas & Consumable Fuels–3.85%
Apache	125,026	3,199,415
Cabot Oil & Gas	145,796	2,538,308
Chevron	642,534	77,431,772
Cimarex Energy	32,900	1,726,921
Concho Resources	65,800	5,762,106
ConocoPhillips	376,710	24,497,451
Devon Energy	134,314	3,488,135
Diamondback Energy	54,700	5,079,442
EOG Resources	194,902	16,324,992
Exxon Mobil	1,437,210	100,288,514
Hess	85,720	5,726,953
HollyFrontier	51,300	2,601,423
Kinder Morgan	665,781	14,094,584
Marathon Oil	278,229	3,778,350
Marathon Petroleum	221,230	13,329,108
Noble Energy	163,585	4,063,451
Occidental Petroleum	304,638	12,554,132
ONEOK	138,977	10,516,390
Phillips 66	150,471	16,763,974
Pioneer Natural Resources	56,014	8,478,839
Valero Energy	139,545	13,068,389
Williams	408,218	9,682,931
		354,995,580
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products–0.18%
Coty Class A	88,073	$ 990,821
Estee Lauder Class A	75,267	15,545,646
		16,536,467
Pharmaceuticals–4.55%
Allergan	111,903	21,392,497
Bristol-Myers Squibb	794,066	50,971,097
Eli Lilly & Co.	287,928	37,842,377
Johnson & Johnson	892,781	130,229,964
Merck & Co.	866,481	78,806,447
†Mylan	169,905	3,415,090
Perrigo	43,151	2,229,181
Pfizer	1,881,448	73,715,133
Zoetis	160,521	21,244,954
		419,846,740
Professional Services–0.32%
Equifax	41,518	5,817,502
†IHS Markit	134,500	10,134,575
Nielsen Holdings	116,700	2,369,010
Robert Half International	41,817	2,640,744
Verisk Analytics Class A	54,100	8,079,294
		29,041,125
Real Estate Management & Development–0.08%
†CBRE Group Class A	112,776	6,912,041
		6,912,041
Road & Rail–0.99%
CSX	267,704	19,371,061
JB Hunt Transport Services	28,800	3,363,264
Kansas City Southern	33,138	5,075,416
Norfolk Southern	88,132	17,109,065
Old Dominion Freight Line	21,600	4,099,248
Union Pacific	236,102	42,684,881
		91,702,935
Semiconductors & Semiconductor Equipment–4.17%
†Advanced Micro Devices	380,000	17,426,800
Analog Devices	124,256	14,766,583
Applied Materials	312,153	19,053,819
Broadcom	134,885	42,626,358
Intel	1,477,828	88,448,006
KLA	53,521	9,535,837
Lam Research	49,550	14,488,420
Maxim Integrated Products	92,100	5,665,071
Microchip Technology	80,403	8,419,802
†Micron Technology	371,559	19,982,443
NVIDIA	208,110	48,968,283
†Qorvo	41,300	4,800,299
QUALCOMM	387,124	34,155,950
Skyworks Solutions	59,300	7,168,184
Texas Instruments	316,324	40,581,206

LVIP SSGA S&P 500 Index Fund–10

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Xilinx	85,555	$ 8,364,712
		384,451,773
Software–6.95%
†Adobe Systems	164,400	54,220,764
†ANSYS	28,400	7,310,444
†Autodesk	73,903	13,558,244
†Cadence Design Systems	95,000	6,589,200
Citrix Systems	42,356	4,697,280
†Fortinet	47,600	5,081,776
Intuit	88,240	23,112,703
Microsoft	2,589,488	408,362,258
NortonLifeLock	190,725	4,867,302
Oracle	736,878	39,039,797
†salesforce.com	301,536	49,041,815
†ServiceNow	63,700	17,983,784
†Synopsys	50,700	7,057,440
		640,922,807
Specialty Retail–2.22%
Advance Auto Parts	24,000	3,843,840
†AutoZone	8,327	9,920,038
Best Buy	79,477	6,978,081
†CarMax	56,509	4,954,144
Gap	75,150	1,328,652
Home Depot	370,585	80,928,352
L Brands	72,043	1,305,419
Lowe's	260,597	31,209,097
†O'Reilly Automotive	26,057	11,419,741
Ross Stores	122,726	14,287,761
Tiffany & Co.	37,415	5,000,515
TJX	412,992	25,217,291
Tractor Supply	39,400	3,681,536
†Ulta Salon Cosmetics & Fragrance	20,300	5,138,742
		205,213,209
Technology Hardware, Storage & Peripherals–4.90%
Apple	1,417,689	416,304,375
Hewlett Packard Enterprise	450,076	7,138,205
HP	503,376	10,344,377
NetApp	82,543	5,138,302
Seagate Technology	77,672	4,621,484
Western Digital	99,334	6,304,729
†Xerox Holdings	64,996	2,396,402
		452,247,874
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.73%
†Capri Holdings	51,100	$ 1,949,465
Hanesbrands	122,200	1,814,670
NIKE Class B	424,168	42,972,460
PVH	26,133	2,747,885
Ralph Lauren	18,372	2,153,566
Tapestry	96,734	2,608,916
†Under Armour Class A	63,800	1,378,080
†Under Armour Class C	64,252	1,232,354
VF	109,052	10,868,122
		67,725,518
Tobacco–0.83%
Altria Group	633,201	31,603,062
Philip Morris International	527,016	44,843,791
		76,446,853
Trading Companies & Distributors–0.18%
Fastenal	196,306	7,253,507
†United Rentals	27,100	4,519,467
WW Grainger	14,953	5,061,889
		16,834,863
Water Utilities–0.08%
American Water Works	61,000	7,493,850
		7,493,850
Wireless Telecommunication Services–0.09%
†T-Mobile US	108,000	8,469,360
		8,469,360
Total Common Stock (Cost $4,123,566,787)		9,083,767,897

MONEY MARKET FUND–1.41%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	129,803,739	129,803,739
Total Money Market Fund (Cost $129,803,739)		129,803,739

TOTAL INVESTMENTS–99.88% (Cost $4,253,370,526)	9,213,571,636
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	11,456,208
NET ASSETS APPLICABLE TO 439,562,395 SHARES OUTSTANDING–100.00%	$9,225,027,844
LVIP SSGA S&P 500 Index Fund–11

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND STANDARD CLASS ($7,701,580,382 / 366,936,301 Shares)	$20.989
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND SERVICE CLASS ($1,523,447,462 / 72,626,094 Shares)	$20.977
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$4,306,495,736
Distributable earnings/(accumulated loss)	4,918,532,108
TOTAL NET ASSETS	$9,225,027,844

† Non-income producing.
✱ Considered an affiliated investment. See Note 2 in “Notes.”
★ Includes $5,361,300 cash collateral held at broker for futures contracts, $327,601 variation margin due from broker on futures contracts, $4,612,595 payable for fund shares redeemed, $630,539 other accrued expenses payable and $1,818,710 due to manager and affiliates as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
851	E-mini S&P 500 Index	$137,483,305	$135,717,191	3/20/20	$1,766,114	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–12

LVIP SSGA S&P 500 Index Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 161,412,232
Dividends from affiliated investments	101,655
Interest	102,610
161,616,497
EXPENSES:
Management fees	13,620,293
Distribution fees-Service Class	3,385,170
Shareholder servicing fees	2,359,928
Accounting and administration expenses	1,343,809
Index fees	801,699
Reports and statements to shareholders	309,849
Trustees’ fees and expenses	239,754
Professional fees	125,248
Custodian fees	40,143
Pricing fees	7,922
Consulting fees	7,127
Other	85,036
22,325,978
Less:
Management fees waived	(19,998)
Total operating expenses	22,305,980
NET INVESTMENT INCOME	139,310,517
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	135,085
Sale of unaffiliated investments	42,999,796
Futures contracts	19,891,938
Net realized gain	63,026,819
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	433,729
Unaffiliated investments	1,953,545,269
Futures contracts	4,968,360
Net change in unrealized appreciation (depreciation)	1,958,947,358
NET REALIZED AND UNREALIZED GAIN	2,021,974,177
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,161,284,694
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 139,310,517	$ 130,889,584
Net realized gain	63,026,819	326,971,428
Net change in unrealized appreciation (depreciation)	1,958,947,358	(763,661,401)
Net increase (decrease) in net assets resulting from operations	2,161,284,694	(305,800,389)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(388,248,853)	(233,980,969)
Service Class	(73,969,335)	(43,064,190)
	(462,218,188)	(277,045,159)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,036,253,805	688,186,871
Service Class	250,437,976	183,535,028
Reinvestment of dividends and distributions:
Standard Class	388,248,853	233,980,969
Service Class	73,969,335	43,064,190
	1,748,909,969	1,148,767,058
Cost of shares redeemed:
Standard Class	(889,344,897)	(1,480,059,237)
Service Class	(239,576,134)	(221,104,590)
	(1,128,921,031)	(1,701,163,827)
Increase (decrease) in net assets derived from capital share transactions	619,988,938	(552,396,769)
NET INCREASE (DECREASE) IN NET ASSETS	2,319,055,444	(1,135,242,317)
NET ASSETS:
Beginning of year	6,905,972,400	8,041,214,717
End of year	$ 9,225,027,844	$ 6,905,972,400
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–13

LVIP SSGA S&P 500 Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 16.898	$ 18.385	$ 15.562	$ 14.395	$ 14.651
Income (loss) from investment operations:
Net investment income[1]	0.343	0.320	0.306	0.284	0.288
Net realized and unrealized gain (loss)	4.863	(1.110)	3.035	1.399	(0.121)
Total from investment operations	5.206	(0.790)	3.341	1.683	0.167
Less dividends and distributions from:
Net investment income	(0.334)	(0.349)	(0.330)	(0.307)	(0.284)
Net realized gain	(0.781)	(0.348)	(0.188)	(0.209)	(0.139)
Total dividends and distributions	(1.115)	(0.697)	(0.518)	(0.516)	(0.423)
Net asset value, end of period	$ 20.989	$ 16.898	$ 18.385	$ 15.562	$ 14.395
Total return[2]	31.20%	(4.64%)	21.57%	11.76%	1.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,701,580	$5,750,684	$6,790,531	$5,998,455	$5,567,596
Ratio of expenses to average net assets	0.23%	0.24%	0.23%	0.21%	0.21%
Ratio of net investment income to average net assets	1.76%	1.69%	1.79%	1.92%	1.95%
Portfolio turnover	3%	3%	3%	4%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–14

LVIP SSGA S&P 500 Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 16.894	$ 18.378	$ 15.560	$ 14.396	$ 14.653
Income (loss) from investment operations:
Net investment income[1]	0.294	0.272	0.263	0.247	0.251
Net realized and unrealized gain (loss)	4.857	(1.107)	3.031	1.396	(0.122)
Total from investment operations	5.151	(0.835)	3.294	1.643	0.129
Less dividends and distributions from:
Net investment income	(0.287)	(0.301)	(0.288)	(0.270)	(0.247)
Net realized gain	(0.781)	(0.348)	(0.188)	(0.209)	(0.139)
Total dividends and distributions	(1.068)	(0.649)	(0.476)	(0.479)	(0.386)
Net asset value, end of period	$ 20.977	$ 16.894	$ 18.378	$ 15.560	$ 14.396
Total return[2]	30.87%	(4.88%)	21.27%	11.48%	0.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,523,447	$1,155,288	$1,250,684	$1,034,016	$959,015
Ratio of expenses to average net assets	0.48%	0.49%	0.48%	0.46%	0.46%
Ratio of net investment income to average net assets	1.51%	1.44%	1.54%	1.67%	1.70%
Portfolio turnover	3%	3%	3%	4%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–15

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is as a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA S&P 500 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI", and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA S&P 500 Index Fund–16

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the Fund’s average daily net assets; 0.20% of the next $500 million; and 0.16% of the Fund’s average daily net assets in excess of $1 billion.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$457,075
Legal	90,376
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $154,366 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP SSGA S&P 500 Index Fund–17

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,277,629
Distribution fees payable to LFD	318,439
Shareholder servicing fees payable to Lincoln Life	222,642
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
The Fund has investments in Lincoln National Corporation, the parent company of LIAC. Investments in companies considered to be affiliates of the Fund and the corresponding investment activity for the year ended December 31, 2019 were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
Common Stock-0.04%@
Insurance-0.04% @
Lincoln National	$3,644,857	$—	$299,184	$135,085	$433,729	$3,914,487	66,336	$101,655	$—

@ As a percentage of Net Assets as of December 31, 2019.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$605,981,564
Sales	268,303,858
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$4,353,333,484
Aggregate unrealized appreciation of investments and derivatives	$5,024,919,856
Aggregate unrealized depreciation of investments and derivatives	(164,681,705)
Net unrealized appreciation of investments and derivatives	$4,860,238,151
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA S&P 500 Index Fund–18

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$9,083,767,897	$—	$—	$9,083,767,897
Money Market Fund	129,803,739	—	—	129,803,739
Total Investments	$9,213,571,636	$—	$—	$9,213,571,636
Derivatives:

Assets:
Futures Contract	$1,766,114	$—	$—	$1,766,114
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$151,463,535	$132,907,848
Long-term capital gains	310,754,653	144,137,311
Total	$462,218,188	$277,045,159
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 4,458,198
Undistributed long-term capital gains	53,835,758
Other temporary differences	1
Net unrealized appreciation	4,860,238,151
Distributable earnings/(accumulated loss)	$4,918,532,108
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	52,875,332	36,785,227
Service Class	12,780,604	9,724,391
Shares reinvested:
Standard Class	19,367,763	12,456,643
Service Class	3,700,169	2,289,943
	88,723,868	61,256,204
Shares redeemed:
Standard Class	(45,621,774)	(78,285,135)
Service Class	(12,240,643)	(11,681,334)
	(57,862,417)	(89,966,469)
Net increase (decrease)	30,861,451	(28,710,265)
LVIP SSGA S&P 500 Index Fund–19

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,766,114	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$19,891,938	$4,968,360
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$101,761,428	$—
8. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP SSGA S&P 500 Index Fund–20

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA S&P 500 Index Fund–21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA S&P 500 Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA S&P 500 Index Fund–22

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2020. The Board noted that the net
LVIP SSGA S&P 500 Index Fund–23

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA S&P 500 Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was below the Morningstar peer group median and the benchmark index for the one- and ten-year periods and above the return of the Morningstar peer group median and below the benchmark index for the three- and five-year periods. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA S&P 500 Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA S&P 500 Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA S&P 500 Index Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA S&P 500 Index Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA S&P 500 Index Fund–29

LVIP SSGA Short-Term Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Short-Term Bond Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Short-Term Bond Index Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 4.79% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index1, returned 5.30%.
After a whirlwind year plagued by ongoing trade tensions, a slow grinding US manufacturing sector, and heightened political uncertainty, many major asset classes posted the best returns in a decade in 2019. Fixed income investors have benefitted from outsized returns as demand for safe-haven assets continued to surge; in particular, long-duration government bonds, investment-grade corporate bonds, and municipal bonds all exceeded performance expectations.
Though many economists predicted a continuation of 2018’s rate hike cycle, the Federal Reserve (the “Fed”) remained on hold for the first half of the year, introducing a new theme of “patience” and deviating from the previous plan of gradual increases. After six months of reiterating this new dovish theme, the Fed cut rates a total of 75 basis points over three straight meetings in the second half of the year. In the last meeting of the year, rates were left unchanged, with Chair Powell strongly suggesting that rates would not be moving anytime soon. Powell noted the US economy and monetary policy were both “in a good place” and that it would take “a significant move-up in inflation” before he would support any rate hikes. Unlike earlier sessions throughout 2019 where votes were reasonably divided, the decision to leave rates unchanged in December was a unanimous one.
US money markets captured global headlines in mid-September as overnight repo rates jumped to a staggering high of 10% at one point. Historically, repo rates have spiked over month or quarter ends, but nothing close to the pressure that we saw here. That same day, the NY Federal Reserve announced its decision to inject cash into the system by using its Open Market Operation tool for the first time in ten years, and Fed Chair Powell mentioned that the central bank would keep performing these operations until the market was safely back on track. By year end it seemed like repo madness had been averted with short-end rates contained and recent repo auctions undersubscribed. In total, the Fed has provided roughly $256 billion of liquidity through repo operations to avoid an end of year cash crunch. This comes in addition to bolstering permanent reserves by around $157 billion through its bill-purchase program, which is set to continue at a pace of $60 billion per month until Q2 2020 at the earliest.
The US-China trade war dominated news cycles this year with oft-conflicting headlines whipsawing markets and making it hard for investors to believe that the leaders would ever come to an agreement. However, as of December 13th, 2019, and coming just under the deadline before more tariffs would be imposed, President Trump and President Xi settled on “phase one” with an official signing planned for early 2020. The initial deal sees the US suspending plans for new tariffs on $160 billion of Chinese imports and reducing some existing levies. China agreed to increase its purchases of American agricultural products and has made new commitments on intellectual property protections, forced technology transfers by US companies, and currency practices. This move has at least temporarily calmed fears of an escalating trade war between the world’s two largest economies.
While manufacturing has remained a weak spot in the US, the economy has continued to grind upward, albeit at a reduced pace. Unemployment is currently at a half-century low while hiring was solid across most industries in the second half of the year – including sectors like retail and leisure – suggesting Americans feel confident enough to use earnings on discretionary spending. Core inflation ticked upward to 2.3% at year end, compared to last December’s 2.2% and May’s low of 2.0%. Ten year yields currently sit at 1.9 after a year-long decline from 2018’s 2.7, though they’ve bounced back slightly from September’s 1.45 low.
Main contributors to Fund performance included the decrease in long term treasury yields as well as the Federal Reserve’s “mid-cycle adjustment” which resulted in multiple interest rate cuts. In addition, investment grade credit spreads tightened over the year to levels not seen since February 2018. Spreads were driven lower by capital flows from overseas investors due to negative interest rates and a decrease in supply of investment grade issuance of 4% year over year.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Brunell
Christopher DiStefano
Frank Miethe
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/18 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Short-Term Bond Index Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,643 for the Standard Class shares and to $10,599 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index did over the same period. The same $10,000 investment would have increased to $10,726.

LVIP SSGA Short-Term Bond Index Fund–1

LVIP SSGA Short-Term Bond Index Fund
2019 Annual Report Commentary (unaudited) (continued)
Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 4.79%
Inception (5/1/18)	+ 3.80%
Service Class Shares
One Year	+ 4.53%
Inception (5/1/18)	+ 3.54%
* Date of commencement of operations.
1. The Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser, or the subadviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index, and publishes information regarding the market value of the Index.
LVIP SSGA Short-Term Bond Index Fund–2

LVIP SSGA Short-Term Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,015.50	0.36%	$1.83
Service Class Shares	1,000.00	1,014.20	0.61%	3.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Short-Term Bond Index Fund–3

LVIP SSGA Short-Term Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	98.92%
Advertising	0.31%
Aerospace & Defense	1.63%
Agriculture	1.31%
Airlines	0.20%
Auto Manufacturers	4.48%
Banks	35.70%
Beverages	1.51%
Biotechnology	1.10%
Building Materials	0.11%
Chemicals	1.12%
Commercial Services	0.66%
Computers	3.42%
Cosmetics & Personal Care	0.74%
Diversified Financial Services	3.88%
Electric	4.60%
Electrical Components & Equipment	0.10%
Electronics	0.35%
Environmental Control	0.23%
Food	1.43%
Forest Products & Paper	0.11%
Hand Machine Tool	0.15%
Health Care Products	0.92%
Health Care Services	0.90%
Home Builders	0.11%
Home Furnishings	0.11%
Household Products Wares	0.15%
Insurance	1.40%
Internet	0.90%
Iron & Steel	0.21%
Leisure Time	0.11%
Lodging	0.25%
Machinery Construction & Mining	0.99%
Machinery Diversified	1.05%
Media	2.11%
Mining	0.23%
Miscellaneous Manufacturing	1.14%
Oil & Gas	3.93%
Oil & Gas Services	0.09%
Packaging & Containers	0.06%
Pharmaceuticals	6.10%
Pipelines	2.52%
Real Estate Investment Trusts	1.76%
Retail	2.53%
Semiconductors	2.08%
Software	2.22%
Security Type/Sector	Percentage of Net Assets
Telecommunications	2.70%
Toys Games Hobby	0.02%
Transportation	1.19%
Money Market Fund	2.00%
Total Investments	100.92%
Liabilities Net of Receivables and Other Assets	(0.92%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Credit Quality Ratings (as a % of fixed income investments)#
AAA	1.54%
AA	21.42%
A	47.14%
BBB	29.90%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP SSGA Short-Term Bond Index Fund–4

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets
December 31, 2019
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–98.92%
Advertising–0.31%
Interpublic Group of Companies 3.75% 10/1/21	200,000	$ 205,514
Omnicom Group 3.63% 5/1/22	200,000	207,090
WPP Finance 2010 3.63% 9/7/22	200,000	206,884
		619,488
Aerospace & Defense–1.63%
Boeing
2.13% 3/1/22	200,000	200,457
2.30% 8/1/21	390,000	392,108
2.70% 5/1/22	40,000	40,609
General Dynamics 3.00% 5/11/21	625,000	635,380
L3Harris Technologies 4.95% 2/15/21	150,000	153,667
Lockheed Martin 2.50% 11/23/20	300,000	301,565
Northrop Grumman 2.55% 10/15/22	400,000	405,851
Rockwell Collins 2.80% 3/15/22	200,000	203,437
United Technologies
1.95% 11/1/21	100,000	100,141
2.30% 5/4/22	200,000	201,505
3.10% 6/1/22	350,000	358,809
3.35% 8/16/21	245,000	250,815
		3,244,344
Agriculture–1.31%
Altria Group
2.85% 8/9/22	300,000	305,639
3.49% 2/14/22	250,000	257,164
4.75% 5/5/21	150,000	155,421
Archer-Daniels-Midland 3.38% 3/15/22	200,000	206,250
BAT Capital 2.76% 8/15/22	250,000	253,560
Bunge Limited Finance 3.00% 9/25/22	200,000	202,760
Philip Morris International
2.00% 2/21/20	350,000	349,951
2.38% 8/17/22	200,000	202,053
2.50% 11/2/22	200,000	202,853
4.13% 5/17/21	150,000	154,567
Reynolds American
3.25% 6/12/20	100,000	100,455
4.00% 6/12/22	200,000	208,088
		2,598,761
Airlines–0.20%
Delta Air Lines
2.60% 12/4/20	200,000	200,577
3.63% 3/15/22	200,000	204,742
		405,319
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers–4.48%
American Honda Finance
1.95% 5/20/22	65,000	$ 65,236
2.20% 6/27/22	200,000	201,554
2.60% 11/16/22	200,000	203,931
2.65% 2/12/21	250,000	252,247
3.15% 1/8/21	65,000	65,859
3.38% 12/10/21	250,000	257,537
Ford Motor Credit
3.20% 1/15/21	650,000	653,528
3.34% 3/28/22	200,000	201,924
3.35% 11/1/22	950,000	959,146
3.81% 10/12/21	700,000	712,777
5.60% 1/7/22	250,000	263,369
5.88% 8/2/21	200,000	209,334
General Motors Financial
3.15% 6/30/22	250,000	254,706
3.20% 7/6/21	150,000	152,037
3.45% 1/14/22	350,000	357,756
3.45% 4/10/22	650,000	664,613
3.55% 4/9/21	500,000	509,410
4.20% 11/6/21	150,000	155,489
4.38% 9/25/21	200,000	207,198
PACCAR Financial
2.00% 9/26/22	65,000	65,334
2.65% 5/10/22	100,000	101,820
2.80% 3/1/21	200,000	202,317
3.15% 8/9/21	50,000	51,036
Toyota Motor
2.16% 7/2/22	305,000	307,111
3.18% 7/20/21	500,000	510,284
Toyota Motor Credit
1.80% 10/7/21	300,000	299,954
1.90% 4/8/21	350,000	350,413
2.60% 1/11/22	200,000	202,944
2.65% 4/12/22	150,000	152,609
2.95% 4/13/21	150,000	152,231
3.05% 1/8/21	150,000	151,790
		8,895,494
Banks–35.70%
Australia & New Zealand Banking Group
2.05% 11/21/22	250,000	250,748
2.30% 6/1/21	250,000	251,296
2.55% 11/23/21	250,000	252,882
2.63% 5/19/22	250,000	253,814
Banco Santander 3.50% 4/11/22	200,000	205,375
Bancolombia 5.95% 6/3/21	200,000	210,000
Bank of America
2.63% 4/19/21	400,000	403,740
μ2.74% 1/23/22	250,000	251,865
μ2.82% 7/21/23	650,000	660,458
μ2.88% 4/24/23	1,450,000	1,475,083
μ3.12% 1/20/23	100,000	101,970
LVIP SSGA Short-Term Bond Index Fund–5

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America (continued)
μ3.34% 1/25/23	550,000	$ 565,199
μ3.50% 5/17/22	450,000	458,941
5.70% 1/24/22	200,000	214,673
Bank of Montreal
1.90% 8/27/21	100,000	100,162
2.05% 11/1/22	290,000	291,027
2.35% 9/11/22	250,000	253,266
2.90% 3/26/22	350,000	356,699
3.10% 4/13/21	400,000	406,450
Bank of New York Mellon
1.95% 8/23/22	210,000	210,355
2.05% 5/3/21	200,000	200,596
2.60% 2/7/22	400,000	405,928
μ2.66% 5/16/23	250,000	253,739
3.55% 9/23/21	300,000	308,140
Bank of Nova Scotia
2.00% 11/15/22	500,000	500,530
2.45% 3/22/21	400,000	403,158
2.50% 1/8/21	600,000	603,311
2.70% 3/7/22	250,000	254,316
3.13% 4/20/21	150,000	152,344
Barclays
3.20% 8/10/21	200,000	202,714
3.25% 1/12/21	500,000	504,220
μ4.61% 2/15/23	550,000	574,260
Barclays Bank 2.65% 1/11/21	200,000	201,278
BB&T
2.15% 2/1/21	250,000	250,667
2.75% 4/1/22	250,000	254,319
3.05% 6/20/22	550,000	563,487
BBVA USA 3.50% 6/11/21	250,000	254,281
BNP Paribas 5.00% 1/15/21	500,000	515,776
BPCE 2.65% 2/3/21	250,000	251,755
Branch Banking & Trust 2.85% 4/1/21	250,000	252,637
Canadian Imperial Bank of Commerce
2.55% 6/16/22	200,000	202,892
μ2.61% 7/22/23	150,000	151,562
2.70% 2/2/21	300,000	302,725
Capital One
2.15% 9/6/22	500,000	500,774
2.25% 9/13/21	250,000	251,059
2.95% 7/23/21	300,000	304,244
Citibank
μ2.84% 5/20/22	250,000	253,009
2.85% 2/12/21	150,000	151,452
μ3.17% 2/19/22	250,000	253,213
3.40% 7/23/21	150,000	153,199
Citigroup
μ2.31% 11/4/22	200,000	200,581
2.35% 8/2/21	800,000	804,734
2.70% 3/30/21	500,000	504,640
2.70% 10/27/22	200,000	203,219
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Citigroup (continued)
2.75% 4/25/22	800,000	$ 812,215
μ2.88% 7/24/23	450,000	457,803
2.90% 12/8/21	600,000	609,722
μ3.14% 1/24/23	500,000	510,176
Citizens Bank NA 3.25% 2/14/22	500,000	512,200
Commonwealth Bank of Australia 2.55% 3/15/21	250,000	252,074
Cooperatieve Rabobank
2.50% 1/19/21	250,000	251,452
3.13% 4/26/21	550,000	558,539
3.88% 2/8/22	400,000	416,426
3.95% 11/9/22	250,000	261,256
Cooperatieve Rabobank UA 2.75% 1/10/22	450,000	457,423
Credit Suisse
2.10% 11/12/21	250,000	251,109
3.00% 10/29/21	250,000	254,928
4.38% 8/5/20	350,000	354,926
Credit Suisse Group Funding Guernsey 3.80% 9/15/22	500,000	520,304
Danske Bank 3.38% 5/12/21	200,000	201,545
Deutsche Bank
3.15% 1/22/21	750,000	753,284
4.25% 2/4/21	150,000	152,372
4.25% 10/14/21	550,000	565,511
5.00% 2/14/22	350,000	365,456
Discover Bank 3.10% 6/4/20	250,000	250,930
Fifth Third Bancorp 2.60% 6/15/22	500,000	506,144
Fifth Third Bank 3.35% 7/26/21	200,000	204,340
Goldman Sachs Group
2.35% 11/15/21	400,000	401,496
2.63% 4/25/21	350,000	352,985
2.88% 2/25/21	200,000	201,969
μ2.88% 10/31/22	650,000	659,075
μ2.91% 6/5/23	300,000	304,841
μ2.91% 7/24/23	600,000	610,603
3.00% 4/26/22	250,000	253,077
5.25% 7/27/21	650,000	682,003
5.75% 1/24/22	900,000	965,783
HSBC Holdings
2.65% 1/5/22	400,000	404,254
2.95% 5/25/21	200,000	202,495
μ3.26% 3/13/23	700,000	715,700
3.40% 3/8/21	1,000,000	1,015,648
5.10% 4/5/21	800,000	829,518
Huntington Bancshares
2.30% 1/14/22	150,000	150,765
3.15% 3/14/21	400,000	404,892
Huntington National Bank 3.13% 4/1/22	250,000	255,490

LVIP SSGA Short-Term Bond Index Fund–6

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
ING Groep NV 3.15% 3/29/22	200,000	$ 204,455
JPMorgan Chase & Co.
2.30% 8/15/21	600,000	601,321
2.40% 6/7/21	250,000	251,595
2.55% 3/1/21	350,000	352,641
μ2.78% 4/25/23	350,000	355,394
μ3.21% 4/1/23	635,000	649,908
3.25% 9/23/22	300,000	310,231
μ3.51% 6/18/22	950,000	970,352
4.35% 8/15/21	450,000	467,213
4.50% 1/24/22	200,000	209,935
4.63% 5/10/21	250,000	258,682
KeyBank 2.40% 6/9/22	250,000	252,508
KeyBank 3.30% 2/1/22	250,000	256,744
KeyCorp 5.10% 3/24/21	250,000	259,420
Lloyds Bank
2.25% 8/14/22	400,000	401,778
3.30% 5/7/21	200,000	203,211
Lloyds Banking Group
μ2.86% 3/17/23	400,000	404,865
μ2.91% 11/7/23	500,000	507,254
3.00% 1/11/22	200,000	203,145
3.10% 7/6/21	200,000	203,106
Manufacturers & Traders Trust 2.63% 1/25/21	320,000	322,080
Mitsubishi UFJ Financial Group
2.19% 9/13/21	200,000	200,539
2.62% 7/18/22	650,000	658,561
2.67% 7/25/22	300,000	304,284
2.95% 3/1/21	400,000	404,258
3.00% 2/22/22	200,000	203,749
3.22% 3/7/22	250,000	256,041
Mizuho Financial Group
2.27% 9/13/21	200,000	200,766
2.60% 9/11/22	250,000	253,191
μ2.72% 7/16/23	200,000	202,308
2.95% 2/28/22	200,000	203,588
Morgan Stanley
2.50% 4/21/21	500,000	503,785
2.63% 11/17/21	850,000	859,934
2.75% 5/19/22	500,000	508,998
4.88% 11/1/22	400,000	428,525
5.50% 7/28/21	250,000	263,349
5.75% 1/25/21	450,000	467,357
MUFG Union Bank
2.10% 12/9/22	250,000	250,561
3.15% 4/1/22	250,000	255,745
National Australia Bank
1.88% 7/12/21	300,000	299,815
2.63% 1/14/21	350,000	352,536
3.38% 9/20/21	250,000	255,664
3.70% 11/4/21	250,000	257,952
Northern Trust 3.38% 8/23/21	250,000	255,982
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
PNC Bank
2.15% 4/29/21	250,000	$ 250,770
2.45% 7/28/22	400,000	405,269
2.55% 12/9/21	250,000	252,936
2.63% 2/17/22	250,000	253,422
2.70% 11/1/22	250,000	254,684
PNC Financial Services Group 3.30% 3/8/22	200,000	205,404
Regions Bank 2.75% 4/1/21	250,000	252,032
Regions Financial 2.75% 8/14/22	200,000	203,516
Royal Bank of Canada
2.50% 1/19/21	350,000	352,465
2.80% 4/29/22	350,000	357,049
3.20% 4/30/21	200,000	203,529
Royal Bank of Scotland Group
μ3.50% 5/15/23	400,000	409,590
6.13% 12/15/22	350,000	382,898
Santander Holdings USA
3.70% 3/28/22	450,000	462,341
4.45% 12/3/21	30,000	31,176
Santander UK
2.13% 11/3/20	350,000	350,400
3.40% 6/1/21	200,000	204,116
3.75% 11/15/21	200,000	206,805
Santander UK Group Holdings 2.88% 8/5/21	250,000	252,329
Skandinaviska Enskilda Banken
1.88% 9/13/21	250,000	249,259
2.80% 3/11/22	250,000	253,726
Sumitomo Mitsui Financial Group
2.44% 10/19/21	350,000	353,094
2.78% 7/12/22	500,000	508,403
2.78% 10/18/22	400,000	407,218
2.85% 1/11/22	300,000	304,576
2.93% 3/9/21	150,000	151,716
SunTrust Bank 2.80% 5/17/22	400,000	407,447
Svenska Handelsbanken
1.88% 9/7/21	250,000	249,558
2.45% 3/30/21	450,000	452,923
3.35% 5/24/21	250,000	254,877
Synchrony Bank
3.00% 6/15/22	250,000	254,785
3.65% 5/24/21	250,000	255,214
Toronto-Dominion Bank
1.80% 7/13/21	200,000	200,091
1.90% 12/1/22	200,000	200,039
2.13% 4/7/21	150,000	150,870
2.55% 1/25/21	200,000	201,459
3.25% 6/11/21	450,000	459,483
Truist Bank 2.45% 8/1/22	200,000	202,077
Truist Financial 2.90% 3/3/21	400,000	404,113
US Bancorp
2.63% 1/24/22	600,000	609,283

LVIP SSGA Short-Term Bond Index Fund–7

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
US Bancorp (continued)
2.95% 7/15/22	350,000	$ 357,997
US Bank 1.95% 1/9/23	250,000	249,631
US Bank 3.00% 2/4/21	500,000	505,913
US Bank NA 2.65% 5/23/22	250,000	254,567
Wells Fargo & Co.
2.10% 7/26/21	350,000	350,497
2.50% 3/4/21	1,050,000	1,057,347
2.63% 7/22/22	700,000	710,108
3.50% 3/8/22	450,000	464,669
Wells Fargo Bank
μ2.08% 9/9/22	400,000	400,596
2.60% 1/15/21	450,000	453,150
μ2.90% 5/27/22	250,000	253,287
3.63% 10/22/21	950,000	977,677
Westpac Banking
2.10% 5/13/21	200,000	200,548
2.50% 6/28/22	500,000	505,712
2.65% 1/25/21	200,000	201,320
2.80% 1/11/22	200,000	203,207
Zions Bancorporation 3.35% 3/4/22	250,000	256,422
		70,926,407
Beverages–1.51%
Anheuser-Busch InBev Worldwide 2.50% 7/15/22	93,000	94,616
Coca-Cola
1.55% 9/1/21	400,000	398,881
2.20% 5/25/22	200,000	201,986
3.30% 9/1/21	100,000	102,455
Constellation Brands
2.70% 5/9/22	200,000	202,426
3.75% 5/1/21	200,000	204,530
Diageo Investment 2.88% 5/11/22	200,000	203,948
Keurig Dr Pepper 3.55% 5/25/21	200,000	204,227
Molson Coors Brewing
2.10% 7/15/21	200,000	200,129
3.50% 5/1/22	200,000	205,526
PepsiCo
2.00% 4/15/21	200,000	200,532
2.75% 3/5/22	300,000	306,119
3.10% 7/17/22	450,000	464,125
		2,989,500
Biotechnology–1.10%
Amgen
1.85% 8/19/21	200,000	199,583
2.65% 5/11/22	800,000	811,881
3.88% 11/15/21	300,000	309,393
Biogen 3.63% 9/15/22	200,000	208,059
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences
1.95% 3/1/22	450,000	$ 450,469
4.40% 12/1/21	200,000	208,640
		2,188,025
Building Materials–0.11%
Masco 5.95% 3/15/22	200,000	214,758
		214,758
Chemicals–1.12%
Air Products & Chemicals 3.00% 11/3/21	100,000	102,008
Dow Chemical 3.00% 11/15/22	300,000	306,625
Eastman Chemical
3.50% 12/1/21	70,000	71,782
3.60% 8/15/22	200,000	206,931
Ecolab 4.35% 12/8/21	200,000	209,374
LyondellBasell Industries 6.00% 11/15/21	200,000	212,408
Mosaic 3.25% 11/15/22	200,000	205,111
Praxair 2.20% 8/15/22	350,000	353,120
Sasol Financing International 4.50% 11/14/22	250,000	257,750
Sherwin-Williams
2.75% 6/1/22	90,000	91,534
4.20% 1/15/22	200,000	207,577
		2,224,220
Commercial Services–0.66%
Cintas No. 2 2.90% 4/1/22	100,000	101,970
Equifax 3.60% 8/15/21	185,000	189,230
Moody's
2.75% 12/15/21	100,000	101,518
3.25% 6/7/21	75,000	76,368
PayPal Holdings 2.20% 9/26/22	280,000	281,442
RELX Capital 3.13% 10/15/22	200,000	205,995
Total System Services 3.80% 4/1/21	250,000	254,871
Verisk Analytics 5.80% 5/1/21	100,000	104,523
		1,315,917
Computers–3.42%
Apple
1.55% 8/4/21	400,000	398,389
1.70% 9/11/22	490,000	489,397
2.15% 2/9/22	600,000	604,843
2.25% 2/23/21	350,000	351,970
2.30% 5/11/22	200,000	202,312
2.50% 2/9/22	200,000	202,937
2.85% 5/6/21	350,000	355,318
Dell International 4.42% 6/15/21	850,000	874,556

LVIP SSGA Short-Term Bond Index Fund–8

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Hewlett Packard Enterprise
3.50% 10/5/21	250,000	$ 256,235
4.40% 10/15/22	150,000	158,415
HP
4.05% 9/15/22	250,000	261,080
4.30% 6/1/21	350,000	360,425
IBM Credit
2.65% 2/5/21	350,000	353,099
3.60% 11/30/21	450,000	464,955
International Business Machines
1.88% 8/1/22	400,000	399,651
2.80% 5/13/21	135,000	136,783
2.85% 5/13/22	550,000	561,889
2.88% 11/9/22	200,000	205,188
NetApp 3.38% 6/15/21	100,000	101,647
Seagate HDD Cayman 4.25% 3/1/22	53,000	54,839
		6,793,928
Cosmetics & Personal Care–0.74%
Colgate-Palmolive 2.30% 5/3/22	200,000	202,949
Procter & Gamble
1.70% 11/3/21	200,000	200,628
2.15% 8/11/22	450,000	454,958
Unilever Capital
2.20% 5/5/22	200,000	201,366
2.75% 3/22/21	200,000	202,356
3.00% 3/7/22	200,000	204,769
		1,467,026
Diversified Financial Services–3.88%
AerCap Ireland Capital
3.95% 2/1/22	200,000	206,574
4.45% 12/16/21	300,000	312,583
4.63% 10/30/20	300,000	305,986
5.00% 10/1/21	150,000	157,237
Air Lease
2.63% 7/1/22	200,000	202,218
3.88% 4/1/21	450,000	459,144
Aircastle
5.13% 3/15/21	60,000	61,974
7.63% 4/15/20	35,000	35,518
Ally Financial 4.13% 2/13/22	350,000	361,375
American Express
2.50% 8/1/22	250,000	252,864
2.65% 12/2/22	200,000	203,739
2.75% 5/20/22	600,000	610,730
3.00% 2/22/21	100,000	101,180
3.38% 5/17/21	300,000	305,674
3.70% 11/5/21	305,000	314,219
American Express Credit 2.70% 3/3/22	350,000	355,736
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Ameriprise Financial 3.00% 3/22/22	35,000	$ 35,787
BlackRock 4.25% 5/24/21	200,000	206,510
Capital One Financial
3.05% 3/9/22	200,000	204,119
3.45% 4/30/21	400,000	407,190
Charles Schwab 3.25% 5/21/21	135,000	137,605
CME Group 3.00% 9/15/22	200,000	205,788
E*TRADE Financial 2.95% 8/24/22	200,000	203,652
Intercontinental Exchange 2.35% 9/15/22	200,000	201,932
International Lease Finance
5.88% 8/15/22	200,000	217,794
8.25% 12/15/20	300,000	317,140
Mastercard 2.00% 11/21/21	100,000	100,509
ORIX 2.90% 7/18/22	200,000	203,794
TD Ameritrade Holding 2.95% 4/1/22	150,000	153,283
Visa
2.15% 9/15/22	400,000	404,337
2.80% 12/14/22	250,000	257,129
Western Union 3.60% 3/15/22	200,000	205,786
		7,709,106
Electric–4.60%
Alabama Power 2.45% 3/30/22	150,000	151,781
Ameren Illinois 2.70% 9/1/22	200,000	203,483
American Electric PowerInc 3.65% 12/1/21	35,000	36,100
Berkshire Hathaway Energy 2.38% 1/15/21	200,000	201,036
CenterPoint Energy
2.50% 9/1/22	200,000	201,562
3.60% 11/1/21	160,000	164,129
Consolidated Edison 2.00% 5/15/21	200,000	200,088
Consumers Energy 2.85% 5/15/22	200,000	204,447
Dominion Energy
φ2.72% 8/15/21	550,000	554,040
2.75% 9/15/22	200,000	202,987
DTE Energy
2.25% 11/1/22	100,000	99,936
2.60% 6/15/22	270,000	271,764
Duke Energy
1.80% 9/1/21	150,000	149,824
3.05% 8/15/22	200,000	204,514
Duke Energy Carolinas 3.35% 5/15/22	250,000	258,155
Duke Energy Indiana 3.75% 7/15/20	350,000	353,574

LVIP SSGA Short-Term Bond Index Fund–9

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Edison International
2.40% 9/15/22	200,000	$ 199,415
3.13% 11/15/22	55,000	55,833
Emera US Finance 2.70% 6/15/21	100,000	100,905
Entergy 4.00% 7/15/22	250,000	260,860
Eversource Energy 2.75% 3/15/22	200,000	202,907
Exelon
2.45% 4/15/21	400,000	401,721
3.50% 6/1/22	200,000	205,314
Georgia Power 2.85% 5/15/22	200,000	203,475
National Rural Utilities Cooperative Finance 2.35% 6/15/20	250,000	250,371
NextEra Energy Capital Holdings
2.40% 9/1/21	300,000	302,084
2.90% 4/1/22	375,000	382,563
Ohio Power 5.38% 10/1/21	200,000	211,881
Oncor Electric Delivery 7.00% 9/1/22	200,000	223,394
PECO Energy 1.70% 9/15/21	200,000	199,692
PNM Resources 3.25% 3/9/21	200,000	202,304
PPL Electric Utilities 3.00% 9/15/21	200,000	203,175
PSEG Power 3.00% 6/15/21	200,000	202,238
Public Service Enterprise Group 2.65% 11/15/22	200,000	203,051
Public Service of Colorado 2.25% 9/15/22	200,000	201,500
Puget Energy 5.63% 7/15/22	200,000	214,484
Sempra Energy 2.85% 11/15/20	200,000	201,111
Southern 2.35% 7/1/21	150,000	150,712
Southern California Edison 2.90% 3/1/21	150,000	151,550
Southern Power 2.38% 6/1/20	200,000	200,212
WEC Energy Group
3.10% 3/8/22	70,000	71,465
3.38% 6/15/21	265,000	270,292
Xcel Energy 2.40% 3/15/21	200,000	200,758
		9,130,687
Electrical Components & Equipment–0.10%
Emerson Electric 2.63% 12/1/21	200,000	203,341
		203,341
Electronics–0.35%
Fortive 2.35% 6/15/21	100,000	100,404
Honeywell International
1.85% 11/1/21	400,000	400,810
2.15% 8/8/22	195,000	196,828
		698,042
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Environmental Control–0.23%
Republic Services 3.55% 6/1/22	250,000	$ 258,179
Waste Management 4.75% 6/30/20	200,000	202,556
		460,735
Food–1.43%
Campbell Soup 3.30% 3/15/21	250,000	253,662
Conagra Brands 3.80% 10/22/21	160,000	165,067
General Mills
2.60% 10/12/22	200,000	202,960
3.20% 4/16/21	250,000	254,451
Hershey 3.10% 5/15/21	55,000	55,919
JM Smucker 3.00% 3/15/22	200,000	203,472
Kellogg 3.13% 5/17/22	200,000	204,473
Kraft Heinz Foods
3.38% 6/15/21	25,000	25,439
3.50% 7/15/22	300,000	308,857
Kroger
2.60% 2/1/21	250,000	251,504
2.95% 11/1/21	200,000	203,178
McCormick & Co. 2.70% 8/15/22	200,000	203,083
Sysco 2.60% 10/1/20	250,000	251,028
Tyson Foods 4.50% 6/15/22	250,000	263,127
		2,846,220
Forest Products & Paper–0.11%
International Paper 7.50% 8/15/21	200,000	216,938
		216,938
Hand Machine Tool–0.15%
Stanley Black & Decker 2.90% 11/1/22	300,000	306,807
		306,807
Health Care Products–0.92%
Abbott Laboratories 2.55% 3/15/22	200,000	203,193
Becton Dickinson & Co.
2.40% 6/5/20	450,000	450,477
2.89% 6/6/22	200,000	203,238
DH Europe Finance II Sarl 2.05% 11/15/22	150,000	150,080
Medtronic 3.15% 3/15/22	445,000	457,494
Stryker 2.63% 3/15/21	150,000	151,249
Zimmer Biomet Holdings 3.15% 4/1/22	200,000	204,120
		1,819,851
Health Care Services–0.90%
Aetna 2.75% 11/15/22	200,000	203,156

LVIP SSGA Short-Term Bond Index Fund–10

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Anthem 3.13% 5/15/22	400,000	$ 409,868
UnitedHealth Group
2.13% 3/15/21	250,000	250,817
2.38% 10/15/22	150,000	151,877
2.88% 12/15/21	100,000	101,969
2.88% 3/15/22	200,000	203,827
3.15% 6/15/21	100,000	101,823
3.35% 7/15/22	250,000	258,827
3.38% 11/15/21	100,000	102,404
		1,784,568
Home Builders–0.11%
NVR 3.95% 9/15/22	200,000	208,298
		208,298
Home Furnishings–0.11%
Whirlpool 4.70% 6/1/22	200,000	211,520
		211,520
Household Products Wares–0.15%
Church & Dwight 2.45% 8/1/22	200,000	201,600
Clorox 3.80% 11/15/21	100,000	103,311
		304,911
Insurance–1.40%
American International Group
3.30% 3/1/21	150,000	152,157
4.88% 6/1/22	200,000	213,426
6.40% 12/15/20	350,000	364,439
Aon 2.20% 11/15/22	65,000	65,269
Berkshire Hathaway
2.20% 3/15/21	450,000	451,660
3.40% 1/31/22	200,000	207,087
Berkshire Hathaway Finance 4.25% 1/15/21	100,000	102,503
Chubb INA Holdings 2.88% 11/3/22	250,000	256,385
Marsh & McLennan 2.75% 1/30/22	200,000	203,127
Prudential Financial
4.50% 11/16/21	150,000	157,422
μ5.88% 9/15/42	200,000	215,000
Reinsurance Group of America 5.00% 6/1/21	50,000	51,923
Trinity Acquisition 3.50% 9/15/21	128,000	130,416
WR Berkley 4.63% 3/15/22	200,000	210,840
		2,781,654
Internet–0.90%
Alibaba Group Holding 3.13% 11/28/21	200,000	203,954
Alphabet 3.63% 5/19/21	100,000	102,608
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
Amazon.com
2.50% 11/29/22	250,000	$ 254,843
3.30% 12/5/21	150,000	154,305
Baidu
2.88% 7/6/22	250,000	251,820
3.50% 11/28/22	200,000	205,513
eBay
2.15% 6/5/20	250,000	250,171
3.80% 3/9/22	350,000	361,682
		1,784,896
Iron & Steel–0.21%
ArcelorMittal 6.25% 2/25/22	200,000	215,579
Nucor 4.13% 9/15/22	200,000	209,829
		425,408
Leisure Time–0.11%
Royal Caribbean Cruises 5.25% 11/15/22	200,000	216,453
		216,453
Lodging–0.25%
Marriott International
2.13% 10/3/22	350,000	350,481
2.30% 1/15/22	150,000	150,653
		501,134
Machinery Construction & Mining–0.99%
ABB Finance USA 2.88% 5/8/22	250,000	255,186
Caterpillar Financial Services
1.70% 8/9/21	400,000	399,336
1.90% 9/6/22	465,000	465,699
2.65% 5/17/21	65,000	65,733
2.85% 6/1/22	200,000	203,989
2.95% 2/26/22	500,000	511,183
3.15% 9/7/21	55,000	56,205
		1,957,331
Machinery Diversified–1.05%
CNH Industrial Capital 4.88% 4/1/21	300,000	309,750
John Deere Capital
1.95% 6/13/22	70,000	70,115
2.30% 6/7/21	350,000	352,360
2.35% 1/8/21	100,000	100,523
2.65% 1/6/22	150,000	152,470
2.75% 3/15/22	350,000	356,635
2.95% 4/1/22	160,000	163,759
3.13% 9/10/21	180,000	184,105
3.20% 1/10/22	135,000	138,732
Roper Technologies 2.80% 12/15/21	150,000	152,190

LVIP SSGA Short-Term Bond Index Fund–11

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
Xylem 4.88% 10/1/21	100,000	$ 104,782
		2,085,421
Media–2.11%
Charter Communications Operating 4.46% 7/23/22	500,000	525,344
Comcast
3.13% 7/15/22	250,000	257,724
3.45% 10/1/21	575,000	591,728
Comcast Cable Communications Holdings 9.46% 11/15/22	200,000	241,578
Discovery Communications 4.38% 6/15/21	350,000	361,386
Fox 3.67% 1/25/22	40,000	41,293
NBCUniversal Media 4.38% 4/1/21	250,000	257,790
Time Warner Cable 4.13% 2/15/21	250,000	254,001
Viacom 3.88% 12/15/21	200,000	206,859
ViacomCBS 3.38% 3/1/22	200,000	204,544
Walt Disney
1.65% 9/1/22	90,000	89,708
2.30% 2/12/21	150,000	150,930
2.35% 12/1/22	200,000	202,984
2.45% 3/4/22	600,000	608,135
3.00% 9/15/22	200,000	205,866
		4,199,870
Mining–0.23%
BHP Billiton Finance USA 3.25% 11/21/21	250,000	256,220
Newmont Goldcorp 3.50% 3/15/22	200,000	205,216
		461,436
Miscellaneous Manufacturing–1.14%
3M
1.63% 9/19/21	100,000	99,750
2.75% 3/1/22	65,000	66,152
3.00% 9/14/21	195,000	198,336
Eaton 2.75% 11/2/22	300,000	305,953
General Electric
2.70% 10/9/22	600,000	607,971
3.15% 9/7/22	150,000	153,274
4.63% 1/7/21	450,000	460,025
4.65% 10/17/21	350,000	364,811
		2,256,272
Oil & Gas–3.93%
BP Capital Markets
2.50% 11/6/22	300,000	305,354
3.25% 5/6/22	850,000	876,991
3.56% 11/1/21	200,000	206,185
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Chevron
2.10% 5/16/21	300,000	$ 301,371
2.36% 12/5/22	200,000	202,695
2.50% 3/3/22	450,000	457,208
Continental Resources 5.00% 9/15/22	200,000	201,333
EOG Resources 4.10% 2/1/21	200,000	204,812
EQT 3.00% 10/1/22	300,000	294,688
Exxon Mobil
1.90% 8/16/22	210,000	211,168
2.22% 3/1/21	450,000	452,806
2.40% 3/6/22	200,000	202,219
Marathon Oil 2.80% 11/1/22	200,000	203,265
Marathon Petroleum 5.13% 3/1/21	200,000	207,041
Newfield Exploration 5.75% 1/30/22	200,000	212,529
Occidental Petroleum
2.60% 8/13/21	155,000	156,119
2.60% 4/15/22	200,000	201,466
2.70% 8/15/22	465,000	469,722
4.10% 2/1/21	150,000	152,591
4.85% 3/15/21	239,000	246,154
Phillips 66 4.30% 4/1/22	288,000	302,196
Pioneer Natural Resources 3.95% 7/15/22	200,000	207,787
Shell International Finance
1.75% 9/12/21	200,000	199,808
1.88% 5/10/21	350,000	350,255
2.38% 8/21/22	200,000	202,607
Total Capital 4.13% 1/28/21	250,000	256,091
Total Capital International
2.22% 7/12/21	155,000	155,869
2.75% 6/19/21	150,000	151,977
2.88% 2/17/22	200,000	204,275
		7,796,582
Oil & Gas Services–0.09%
Baker Hughes 2.77% 12/15/22	70,000	71,362
Halliburton 3.25% 11/15/21	100,000	101,998
		173,360
Packaging & Containers–0.06%
Bemis 4.50% 10/15/21	118,000	121,570
		121,570
Pharmaceuticals–6.10%
AbbVie
2.15% 11/19/21	570,000	571,049
2.30% 5/14/21	150,000	150,641
2.30% 11/21/22	1,065,000	1,070,052
3.38% 11/14/21	415,000	425,657
Allergan Finance
3.25% 10/1/22	250,000	255,401

LVIP SSGA Short-Term Bond Index Fund–12

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Allergan Finance (continued)
3.45% 3/15/22	550,000	$ 562,408
AstraZeneca 2.38% 6/12/22	200,000	202,226
Bristol-Myers Squibb
2.00% 8/1/22	250,000	251,517
2.25% 8/15/21	100,000	100,593
2.55% 5/14/21	100,000	100,967
2.60% 5/16/22	250,000	254,047
3.25% 8/15/22	350,000	361,481
Cardinal Health 2.62% 6/15/22	400,000	403,910
Cigna
3.40% 9/17/21	230,000	235,378
3.90% 2/15/22	250,000	258,814
4.75% 11/15/21	200,000	209,595
CVS Health
2.13% 6/1/21	146,000	146,221
2.75% 12/1/22	350,000	355,501
3.35% 3/9/21	425,000	431,968
3.50% 7/20/22	400,000	412,780
Eli Lilly & Co. 2.35% 5/15/22	200,000	202,472
GlaxoSmithKline Capital
2.85% 5/8/22	200,000	204,314
2.88% 6/1/22	150,000	153,203
3.13% 5/14/21	420,000	427,170
Johnson & Johnson
1.65% 3/1/21	400,000	399,770
2.25% 3/3/22	200,000	202,140
McKesson 3.65% 11/30/20	100,000	101,392
Merck & Co.
2.35% 2/10/22	350,000	353,553
2.40% 9/15/22	200,000	203,142
Mylan 3.15% 6/15/21	500,000	506,462
Novartis Capital
2.40% 5/17/22	400,000	405,526
2.40% 9/21/22	200,000	203,118
Pfizer
2.20% 12/15/21	600,000	605,497
2.80% 3/11/22	65,000	66,343
3.00% 9/15/21	75,000	76,546
Sanofi 4.00% 3/29/21	300,000	308,058
Shire Acquisitions Investments Ireland 2.40% 9/23/21	500,000	502,713
Takeda Pharmaceutical 4.00% 11/26/21	300,000	310,156
Zoetis
3.25% 8/20/21	25,000	25,457
3.45% 11/13/20	100,000	101,074
		12,118,312
Pipelines–2.52%
Enbridge 2.90% 7/15/22	200,000	203,700
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer Operating
4.65% 6/1/21	100,000	$ 103,015
5.20% 2/1/22	500,000	524,150
Enterprise Products Operating
2.80% 2/15/21	250,000	252,492
2.85% 4/15/21	450,000	454,853
3.50% 2/1/22	50,000	51,547
Kinder Morgan Energy Partners
3.50% 3/1/21	200,000	202,738
5.00% 10/1/21	200,000	208,430
5.80% 3/1/21	150,000	156,125
MPLX 3.50% 12/1/22	100,000	102,960
ONEOK Partners 3.38% 10/1/22	250,000	257,174
Plains All American Pipeline 5.00% 2/1/21	200,000	204,584
Plains All American Pipeline 3.65% 6/1/22	200,000	205,153
Sabine Pass Liquefaction
5.63% 2/1/21	300,000	308,327
6.25% 3/15/22	200,000	214,808
Sunoco Logistics Partners Operations LP 4.65% 2/15/22	250,000	260,564
TransCanada PipeLines 2.50% 8/1/22	350,000	353,567
Western Midstream Operating 4.00% 7/1/22	200,000	204,924
Williams Companies
3.60% 3/15/22	500,000	513,923
7.88% 9/1/21	200,000	218,054
		5,001,088
Real Estate Investment Trusts–1.76%
American Tower
3.45% 9/15/21	350,000	357,955
4.70% 3/15/22	200,000	210,748
AvalonBay Communities 2.95% 9/15/22	200,000	204,747
Boston Properties 4.13% 5/15/21	200,000	204,657
Brixmor Operating Partnership 3.88% 8/15/22	200,000	208,282
Crown Castle International
2.25% 9/1/21	150,000	150,396
3.40% 2/15/21	250,000	253,360
Digital Realty Trust 3.95% 7/1/22	200,000	208,163
ERP Operating 4.63% 12/15/21	200,000	208,906
Hospitality Properties Trust 5.00% 8/15/22	200,000	210,318
Kimco Realty 3.40% 11/1/22	250,000	258,188
Public Storage 2.37% 9/15/22	200,000	202,126

LVIP SSGA Short-Term Bond Index Fund–13

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Realty Income 3.25% 10/15/22	250,000	$ 258,058
Simon Property Group 2.63% 6/15/22	450,000	456,909
Weyerhaeuser 4.70% 3/15/21	100,000	102,595
		3,495,408
Retail–2.53%
AutoNation 3.35% 1/15/21	250,000	252,568
AutoZone 3.70% 4/15/22	200,000	206,300
Best Buy 5.50% 3/15/21	200,000	206,400
Costco Wholesale 2.25% 2/15/22	500,000	505,318
Home Depot
2.00% 4/1/21	300,000	300,586
2.63% 6/1/22	250,000	254,962
3.25% 3/1/22	200,000	206,555
Lowe's 3.12% 4/15/22	200,000	204,800
Lowe's Companies 3.75% 4/15/21	200,000	203,651
Macy's Retail Holdings 3.45% 1/15/21	100,000	100,910
McDonald's
2.63% 1/15/22	200,000	202,799
2.75% 12/9/20	250,000	251,698
O'Reilly Automotive 4.88% 1/14/21	200,000	204,536
Starbucks
2.10% 2/4/21	150,000	150,349
2.70% 6/15/22	200,000	203,591
Target 2.90% 1/15/22	200,000	204,557
TJX Cos 2.75% 6/15/21	200,000	202,421
Walgreens Boots Alliance 3.30% 11/18/21	450,000	458,410
Walmart
2.35% 12/15/22	150,000	152,540
3.13% 6/23/21	550,000	561,628
		5,034,579
Semiconductors–2.08%
Analog Devices 2.50% 12/5/21	150,000	151,066
Applied Materials 4.30% 6/15/21	200,000	206,917
Broadcom
3.00% 1/15/22	550,000	557,924
3.13% 4/15/21	450,000	455,370
3.13% 10/15/22	500,000	509,126
Intel
1.70% 5/19/21	100,000	99,914
2.70% 12/15/22	450,000	460,906
3.10% 7/29/22	250,000	257,864
3.30% 10/1/21	350,000	359,592
KLA-Tencor 4.13% 11/1/21	100,000	103,391
Lam Research 2.80% 6/15/21	150,000	151,584
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Microchip Technology 3.92% 6/1/21	200,000	$ 204,490
NVIDIA 2.20% 9/16/21	150,000	150,717
QUALCOMM 3.00% 5/20/22	300,000	307,439
Texas Instruments 2.75% 3/12/21	150,000	151,536
		4,127,836
Software–2.22%
Activision Blizzard 2.30% 9/15/21	100,000	100,492
CA 3.60% 8/15/22	100,000	102,265
Electronic Arts 3.70% 3/1/21	100,000	101,853
Fiserv 4.75% 6/15/21	200,000	207,940
Microsoft
1.55% 8/8/21	450,000	449,289
2.38% 2/12/22	200,000	202,694
2.40% 2/6/22	400,000	405,494
2.65% 11/3/22	100,000	102,394
4.00% 2/8/21	400,000	410,919
Oracle
1.90% 9/15/21	800,000	801,469
2.50% 5/15/22	400,000	405,078
2.50% 10/15/22	550,000	559,937
2.80% 7/8/21	300,000	304,513
VMware 2.95% 8/21/22	250,000	254,758
		4,409,095
Telecommunications–2.70%
America Movil 3.13% 7/16/22	250,000	255,621
AT&T
2.63% 12/1/22	350,000	355,221
2.80% 2/17/21	250,000	252,210
3.00% 6/30/22	200,000	204,346
3.20% 3/1/22	250,000	255,978
3.80% 3/15/22	850,000	881,930
3.88% 8/15/21	200,000	206,018
4.45% 5/15/21	200,000	206,452
Cisco Systems
1.85% 9/20/21	300,000	300,127
2.20% 2/28/21	500,000	502,869
2.90% 3/4/21	200,000	202,643
Motorola Solutions 3.75% 5/15/22	200,000	206,727
Orange 4.13% 9/14/21	150,000	155,414
Telefonica Emisiones 5.46% 2/16/21	200,000	207,543
Verizon Communications
2.45% 11/1/22	200,000	202,476
3.13% 3/16/22	450,000	461,680
4.60% 4/1/21	300,000	310,039
Vodafone Group 2.50% 9/26/22	200,000	203,385
		5,370,679

LVIP SSGA Short-Term Bond Index Fund–14

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Toys Games Hobby–0.02%
Hasbro 2.60% 11/19/22	40,000	$ 40,223
		40,223
Transportation–1.19%
Burlington Northern Santa Fe
3.05% 9/1/22	200,000	205,585
3.45% 9/15/21	200,000	204,597
FedEx 3.40% 1/14/22	170,000	174,548
Norfolk Southern 3.25% 12/1/21	200,000	204,252
Ryder System 2.80% 3/1/22	300,000	303,638
Union Pacific
2.95% 3/1/22	255,000	260,481
3.20% 6/8/21	250,000	254,735
United Parcel Service
2.05% 4/1/21	300,000	300,743
2.35% 5/16/22	450,000	454,837
		2,363,416
Total Corporate Bonds (Cost $194,124,407)		196,506,234

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–2.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	3,977,095	$ 3,977,095
Total Money Market Fund (Cost $3,977,095)		3,977,095

TOTAL INVESTMENTS–100.92% (Cost $198,101,502)	200,483,329

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.92%)	(1,818,379)
NET ASSETS APPLICABLE TO 19,392,800 SHARES OUTSTANDING–100.00%	$198,664,950
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND STANDARD CLASS ($89,778,312 / 8,755,596 Shares)	$10.254
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND SERVICE CLASS ($108,886,638 / 10,637,204 Shares)	$10.236
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$195,771,599
Distributable earnings/(accumulated loss)	2,893,351
TOTAL NET ASSETS	$198,664,950

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2019.
★ Includes $8,211 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $5,974,754 payable for securities purchased, $1,014,791 payable for fund shares redeemed, $51,498 other accrued expenses payable and $74,356 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
CA–Credit Agricole
HSBC–Hong Kong and Shanghai Banking Corporation
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–15

LVIP SSGA Short-Term Bond Index Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$5,039,625
Foreign taxes withheld	(435)
5,039,190
EXPENSES:
Management fees	464,138
Distribution fees-Service Class	191,709
Professional fees	53,374
Accounting and administration expenses	52,078
Shareholder servicing fees	48,071
Pricing fees	35,943
Reports and statements to shareholders	8,233
Trustees’ fees and expenses	4,919
Consulting fees	1,956
Custodian fees	999
Index fees	121
Other	5,458
866,999
Less:
Expenses reimbursed	(74,397)
Total operating expenses	792,602
NET INVESTMENT INCOME	4,246,588
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	516,471
Net change in unrealized appreciation (depreciation) of investments	2,533,795
NET REALIZED AND UNREALIZED GAIN	3,050,266
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,296,854
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund
Statements of Changes in Net Assets
	Year Ended	5/1/18* to
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,246,588	$ 2,005,946
Net realized gain (loss)	516,471	(77,014)
Net change in unrealized appreciation (depreciation)	2,533,795	(151,968)
Net increase in net assets resulting from operations	7,296,854	1,776,964
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,218,493)	(1,065,341)
Service Class	(2,432,024)	(464,609)
	(4,650,517)	(1,529,950)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,106,848	103,891,985
Service Class	104,279,945	60,079,071
Reinvestment of dividends and distributions:
Standard Class	2,218,493	1,065,341
Service Class	2,432,024	464,609
	120,037,310	165,501,006
Cost of shares redeemed:
Standard Class	(13,876,673)	(16,947,419)
Service Class	(44,234,699)	(14,707,926)
	(58,111,372)	(31,655,345)
Increase in net assets derived from capital share transactions	61,925,938	133,845,661
NET INCREASE IN NET ASSETS	64,572,275	134,092,675
NET ASSETS:
Beginning of year	134,092,675	—
End of year	$198,664,950	$134,092,675

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–16

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Short-Term Bond Index Fund Standard Class
	Year Ended12/31/19	5/1/18 [1] to12/31/18

Net asset value, beginning of period	$ 10.033	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.276	0.183
Net realized and unrealized gain (loss)	0.204	(0.027)
Total from investment operations	0.480	0.156
Less dividends and distributions from:
Net investment income	(0.251)	(0.123)
Net realized gain	(0.008)	—
Total dividends and distributions	(0.259)	(0.123)
Net asset value, end of period	$ 10.254	$ 10.033
Total return[3]	4.79%	1.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,778	$88,385
Ratio of expenses to average net assets	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.39%
Ratio of net investment income to average net assets	2.68%	2.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.63%	2.69%
Portfolio turnover	45%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–17

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Short-Term Bond Index Fund Service Class
	Year Ended12/31/19	5/1/18 [1] to12/31/18

Net asset value, beginning of period	$ 10.023	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.249	0.164
Net realized and unrealized gain (loss)	0.205	(0.025)
Total from investment operations	0.454	0.139
Less dividends and distributions from:
Net investment income	(0.233)	(0.116)
Net realized gain	(0.008)	—
Total dividends and distributions	(0.241)	(0.116)
Net asset value, end of period	$ 10.236	$ 10.023
Total return[3]	4.53%	1.40%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$108,887	$45,708
Ratio of expenses to average net assets	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.64%
Ratio of net investment income to average net assets	2.43%	2.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.38%	2.44%
Portfolio turnover	45%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–18

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Short-Term Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on the Fund's federal income tax return through the year ended December 31, 2019, and for all open tax years (year ended December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.28% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LVIP SSGA Short-Term Bond Index Fund–19

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.3625% of the average daily net assets for the Standard Class and 0.6125% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 65,331	$ 65,331
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$9,153
Legal	1,803
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,658 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 8,211
Management fees payable to LIAC	46,764
Distribution fees payable to LFD	22,749
Shareholder servicing fees payable to Lincoln Life	4,843
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$135,988,734
Sales	74,381,807
LVIP SSGA Short-Term Bond Index Fund–20

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$198,104,277
Aggregate unrealized appreciation of investments	$ 2,397,612
Aggregate unrealized depreciation of investments	(18,560)
Net unrealized appreciation of investments	$ 2,379,052
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds	$ —	$196,506,234	$—	$196,506,234
Money Market Fund	3,977,095	—	—	3,977,095
Total Investments	$3,977,095	$196,506,234	$—	$200,483,329
There were no Level 3 investments at the end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2019 was as follows:
	Year Ended	5/1/18* to
	12/31/19	12/31/18
Ordinary income	$4,650,517	$1,529,950

*	Date of commencement of operations.
LVIP SSGA Short-Term Bond Index Fund–21

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 225,597
Undistributed long-term capital gains	288,701
Other temporary differences	1
Net unrealized appreciation	2,379,052
Distributable earnings/(accumulated loss)	$2,893,351
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2019, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2019, the Fund utilized $74,366 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended	5/1/18 * to
	12/31/19	12/31/18
Shares sold:
Standard Class	1,076,525	10,387,569
Service Class	10,150,413	5,977,733
Shares reinvested:
Standard Class	216,691	106,780
Service Class	237,968	46,610
	11,681,597	16,518,692
Shares redeemed:
Standard Class	(1,347,066)	(1,684,903)
Service Class	(4,311,406)	(1,464,114)
	(5,658,472)	(3,149,017)
Net increase	6,023,125	13,369,675

*	Date of commencement of operations.
7. Market Risk
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP SSGA Short-Term Bond Index Fund–22

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Short-Term Bond Index Fund–23

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Short-Term Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Short-Term Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA Short-Term Bond Index Fund–24

LVIP SSGA Short-Term Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Short-Term Bond Index Fund–25

LVIP SSGA Short-Term Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the LVIP SSGA Short-Term Bond Index Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Short-Term Bond Index Fund’s quarterly return compared to the quarterly average return of funds included in the Morningstar Short-Term Bond funds category. The Board considered that the Fund commenced operations in May 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Short-Term Bond Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Short-Term Bond Index Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA Short-Term Bond Index Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Short-Term Bond Index Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Short-Term Bond Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Short-Term Bond Index Fund–31

LVIP SSGA Small-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Small-Cap Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Small-Cap Index Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 25.03% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 2000® Index1, returned 25.52%.
Despite the uncertainty over the US-China trade agreement, better than expected economic data, low interest rate and robust domestic demand were primary drivers of Fund performance during the reporting period. Specifically, the prospect of more accommodative monetary conditions allowed small-cap companies to rebound vigorously during the first quarter. However, the onslaught of heightened trade uncertainty and the imposition of additional tariffs between the United States and China quickly caused US equity markets to turn with small cap shares shifting more violently to the downside over the second quarter. Turning to November, a better than expected October jobs report helped provide support for the rally of US equities. Easing trade tensions led to better risk appetite and relatively lackluster economic data bolstered views of continued easy money policies. US markets were still a little jittery in early December as President Trump announced the re-imposition of steel and aluminum tariffs on Brazil and Argentina, but the announcement later in the month of a Phase One trade deal with China carried equity markets into a strong close for 2019. IT, heath care and industrials were the top three sectors that contributed to the outperformance of US small cap equities while consumer staples, communication services and energy were the bottom three contributors over the period. Fueled by an improving trade environment as well as solid earnings beats, the technology sector was the best performing of all equity sectors. Conversely, being the worst performing sector within US small cap equities, the energy sector appeared to be heading for another ignominious quarter up until oil prices rebounded amidst a surprise OPEC production cut in early December and an improved trade atmosphere.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted 1.5 bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Hertz Global Holdings, Inc., Array BioPharma Inc.2 and Medicines Company. The top negative contributors to the Fund’s performance during the period were Green Dot Corporation Class A, Merit Medical Systems, Inc. and Peabody Energy Corporation.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Cap Index Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $29,322. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $30,580. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 25.03%
Five Years	+ 7.79%
Ten Years	+ 11.36%
Service Class Shares
One Year	+ 24.72%
Five Years	+ 7.53%
Ten Years	+ 11.08%
1 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
2 No longer held in the Fund as of 12/31/2019.

LVIP SSGA Small-Cap Index Fund–1

LVIP SSGA Small-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,071.50	0.40%	$2.09
Service Class Shares	1,000.00	1,070.20	0.65%	3.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.40%	$2.04
Service Class Shares	1,000.00	1,021.90	0.65%	3.31

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Small-Cap Index Fund–2

LVIP SSGA Small-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.62%
Aerospace & Defense	1.24%
Air Freight & Logistics	0.30%
Airlines	0.45%
Auto Components	1.02%
Automobiles	0.08%
Banks	9.62%
Beverages	0.31%
Biotechnology	8.08%
Building Products	1.53%
Capital Markets	1.42%
Chemicals	1.83%
Commercial Services & Supplies	2.64%
Communications Equipment	1.13%
Construction & Engineering	1.05%
Construction Materials	0.17%
Consumer Finance	0.54%
Containers & Packaging	0.11%
Distributors	0.08%
Diversified Consumer Services	0.87%
Diversified Financial Services	0.24%
Diversified Telecommunication Services	0.52%
Electric Utilities	0.98%
Electrical Equipment	0.95%
Electronic Equipment, Instruments & Components	2.56%
Energy Equipment & Services	1.02%
Entertainment	0.25%
Equity Real Estate Investment Trusts	6.86%
Food & Staples Retailing	0.68%
Food Products	1.28%
Gas Utilities	1.13%
Health Care Equipment & Supplies	3.81%
Health Care Providers & Services	2.21%
Health Care Technology	1.01%
Hotels, Restaurants & Leisure	2.64%
Household Durables	1.67%
Household Products	0.20%
Independent Power and Renewable Electricity Producers	0.42%
Industrial Conglomerates	0.06%
Insurance	2.23%
Interactive Media & Services	0.45%
Internet & Direct Marketing Retail	0.35%
IT Services	2.13%
Leisure Products	0.39%
Life Sciences Tools & Services	0.63%
Security Type/Sector	Percentage of Net Assets
Machinery	3.79%
Marine	0.14%
Media	0.93%
Metals & Mining	1.26%
Mortgage Real Estate Investment Trusts (REITs)	1.26%
Multiline Retail	0.11%
Multi-Utilities	0.58%
Oil, Gas & Consumable Fuels	2.14%
Paper & Forest Products	0.42%
Personal Products	0.32%
Pharmaceuticals	1.83%
Professional Services	1.46%
Real Estate Management & Development	0.70%
Road & Rail	0.50%
Semiconductors & Semiconductor Equipment	2.78%
Software	4.41%
Specialty Retail	2.50%
Technology Hardware, Storage & Peripherals	0.15%
Textiles, Apparel & Luxury Goods	0.96%
Thrifts & Mortgage Finance	2.08%
Tobacco	0.15%
Trading Companies & Distributors	1.39%
Water Utilities	0.48%
Wireless Telecommunication Services	0.14%
Rights	0.01%
Money Market Fund	2.26%
Total Investments	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Novocure	0.34%
Medicines	0.30%
Generac Holdings	0.29%
Teladoc Health	0.28%
Lumentum Holdings	0.28%
Haemonetics	0.28%
Arrowhead Pharmaceuticals	0.27%
Trex	0.25%
Amedisys	0.25%
First Industrial Realty Trust	0.25%
Total	2.79%

LVIP SSGA Small-Cap Index Fund–3

LVIP SSGA Small-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
IT–Information Technology
LVIP SSGA Small-Cap Index Fund–4

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–97.62%
Aerospace & Defense–1.24%
AAR	34,598	$ 1,560,370
†Aerojet Rocketdyne Holdings	76,668	3,500,661
†Aerovironment	23,481	1,449,717
†Astronics	27,705	774,355
†Axon Enterprise	61,245	4,488,033
Cubic	32,617	2,073,463
†Ducommun	12,500	631,625
†Kratos Defense & Security Solutions	93,750	1,688,437
†Maxar Technologies	64,700	1,013,849
†Mercury Systems	57,851	3,998,083
Moog Class A	33,681	2,874,000
National Presto Industries	5,672	501,348
Park Aerospace	22,688	369,134
†Parsons	21,500	887,520
Triumph Group	51,100	1,291,297
†Vectrus	11,700	599,742
†Wesco Aircraft Holdings	53,620	590,892
		28,292,526
Air Freight & Logistics–0.30%
†Air Transport Services Group	64,676	1,517,299
†Atlas Air Worldwide Holdings	27,020	744,941
†Echo Global Logistics	27,491	569,064
Forward Air	29,739	2,080,243
†Hub Group Class A	35,044	1,797,407
†Radiant Logistics	38,676	215,425
		6,924,379
Airlines–0.45%
Allegiant Travel	13,584	2,364,160
Hawaiian Holdings	49,125	1,438,871
†Mesa Air Group	25,385	226,942
SkyWest	52,392	3,386,095
†Spirit Airlines	71,794	2,894,016
		10,310,084
Auto Components–1.02%
†Adient	91,500	1,944,375
†American Axle & Manufacturing Holdings	118,384	1,273,812
Cooper Tire & Rubber	51,917	1,492,614
†Cooper-Standard Holdings	16,700	553,772
Dana	150,472	2,738,590
†Dorman Products	28,073	2,125,688
†Fox Factory Holding	39,404	2,741,336
†Gentherm	34,864	1,547,613
LCI Industries	25,504	2,732,244
†Modine Manufacturing	55,422	426,749
†Motorcar Parts of America	17,600	387,728
Standard Motor Products	21,651	1,152,266
†Stoneridge	28,331	830,665
Tenneco Class A	52,677	690,069
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Auto Components (continued)
†Visteon	29,400	$ 2,545,746
		23,183,267
Automobiles–0.08%
Winnebago Industries	33,773	1,789,294
		1,789,294
Banks–9.62%
1st Source	14,234	738,460
ACNB	7,150	270,413
†Allegiance Bancshares	22,500	846,000
Amalgamated Bank Class A	14,300	278,135
†Amerant Bancorp	22,800	496,812
American National Bankshares	11,400	451,098
Ameris Bancorp	65,412	2,782,626
Ames National	8,448	237,051
Arrow Financial	13,722	518,692
†Atlantic Capital Bancshares	25,208	462,567
Atlantic Union Bankshares	85,192	3,198,960
Banc of California	49,238	845,909
BancFirst	19,186	1,197,974
†Bancorp	58,947	764,543
BancorpSouth Bank	100,231	3,148,256
Bank First National	6,800	476,068
Bank of Commerce Holdings	15,880	183,732
Bank of Marin Bancorp	15,698	707,195
Bank of NT Butterfield & Son	56,800	2,102,736
Bank of Princeton	6,500	204,685
Bank7	5,100	96,696
BankFinancial	13,649	178,529
Bankwell Financial Group	6,000	173,040
Banner	36,019	2,038,315
Bar Harbor Bankshares	16,968	430,818
†Baycom	11,200	254,688
BCB Bancorp	13,200	182,028
Berkshire Hills Bancorp	47,893	1,574,722
Boston Private Financial Holdings	84,917	1,021,552
Bridge Bancorp	16,492	552,977
Brookline Bancorp	80,819	1,330,281
Bryn Mawr Bank	22,764	938,787
Business First Bancshares	12,800	319,104
Byline Bancorp	27,300	534,261
C&F Financial	4,000	221,320
Cadence BanCorp	130,934	2,373,833
Cambridge Bancorp	4,270	342,241
Camden National	17,655	813,189
†Capital Bancorp	9,000	134,010
Capital City Bank Group	13,784	420,412
Capstar Financial Holdings	17,787	296,154
Carolina Financial	22,557	975,139
†Carter Bank & Trust	26,500	628,580
Cathay General Bancorp	80,303	3,055,529
LVIP SSGA Small-Cap Index Fund–5

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
CBTX	21,400	$ 665,968
CenterState Bank	125,748	3,141,185
Central Pacific Financial	28,430	840,959
Central Valley Community Bancorp	12,612	273,302
Century Bancorp Class A	3,561	320,348
Chemung Financial	3,400	144,500
Citizens & Northern	13,313	376,092
City Holding	16,597	1,360,124
Civista Bancshares	16,800	403,200
CNB Financial	17,080	558,174
†Coastal Financial	6,500	107,055
Codorus Valley Bancorp	9,654	222,332
Colony Bankcorp	9,600	158,400
Columbia Banking System	76,893	3,128,392
Community Bank System	53,319	3,782,450
Community Bankers Trust	21,628	192,057
Community Financial	5,500	195,635
Community Trust Bancorp	17,730	826,927
ConnectOne Bancorp	34,769	894,259
†CrossFirst Bankshares	8,500	122,570
†Customers Bancorp	28,380	675,728
CVB Financial	139,859	3,018,157
Eagle Bancorp	34,846	1,694,561
Enterprise Bancorp	11,463	388,252
Enterprise Financial Services	25,238	1,216,724
†Equity Bancshares Class A	15,600	481,572
†Esquire Financial Holdings	6,900	179,883
Evans Bancorp	4,624	185,422
Farmers & Merchants Bancorp	10,533	317,570
Farmers National Banc	29,392	479,677
FB Financial	18,800	744,292
Fidelity D&D Bancorp	3,200	199,072
Financial Institutions	18,091	580,721
First Bancorp (Maine)	10,380	313,787
First Bancorp (North Carolina)	30,209	1,205,641
First BanCorp (Puerto Rico)	224,035	2,372,531
First Bancshares	19,300	685,536
First Bank	18,100	200,005
First Busey	53,735	1,477,712
First Business Financial Services	10,958	288,524
First Capital	4,100	299,300
First Choice Bancorp	9,121	245,902
First Commonwealth Financial	101,139	1,467,527
First Community Bancshares	15,763	488,968
First Connecticut Bancorp	8,400	185,892
First Financial	13,469	615,803
First Financial Bancorp	101,917	2,592,768
First Financial Bankshares	139,384	4,892,378
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
First Financial Northwest	7,767	$ 116,039
First Foundation	44,005	765,687
First Guaranty Bancshares	4,829	105,127
First Internet Bancorp	11,192	265,362
First Interstate BancSystem Class A	41,046	1,720,648
First Merchants	58,968	2,452,479
First Mid-Illinois Bancshares	16,900	595,725
First Midwest Bancorp	111,155	2,563,234
First Northwest Bancorp	9,600	174,048
First of Long Island	23,954	600,766
Flushing Financial	31,230	674,724
FNCB Bancorp	22,000	185,900
Franklin Financial Network	15,100	518,383
Franklin Financial Services	5,300	205,057
Fulton Financial	172,700	3,010,161
†FVCBankcorp	14,700	256,809
German American Bancorp	25,177	896,805
Glacier Bancorp	92,743	4,265,251
Great Southern Bancorp	12,670	802,264
Great Western Bancorp	59,500	2,067,030
Guaranty Bancshares	8,653	284,511
Hancock Whitney	90,675	3,978,819
Hanmi Financial	32,220	644,239
†Harborone Bancorp	31,958	351,218
Hawthorn Bancshares	7,200	183,600
Heartland Financial USA	37,338	1,857,192
Heritage Commerce	46,438	595,800
Heritage Financial	37,655	1,065,637
Hilltop Holdings	75,449	1,880,944
Home BancShares	162,528	3,195,300
HomeTrust Bancshares	16,141	433,063
Hope Bancorp	125,358	1,862,820
Horizon Bancorp	42,782	812,858
†Howard Bancorp	14,400	243,072
IBERIABANK	55,731	4,170,351
Independent Bank	25,609	580,044
Independent Bank (Massachusetts)	34,658	2,885,278
Independent Bank Group	37,760	2,093,414
International Bancshares	57,964	2,496,509
Investar Holding	9,685	232,440
Investors Bancorp	241,286	2,874,923
Lakeland Bancorp	51,478	894,688
Lakeland Financial	25,417	1,243,654
LCNB	15,100	291,430
Level One Bancorp	7,000	176,120
Live Oak Bancshares	25,300	480,953
Macatawa Bank	29,800	331,674
Mackinac Financial	11,700	204,282
†MainStreet Bancshares	8,900	204,700
†Malvern Bancorp	9,500	219,355
Mercantile Bank	18,933	690,487
Metrocity Bankshares	14,700	257,397

LVIP SSGA Small-Cap Index Fund–6

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†Metropolitan Bank Holding	7,000	$ 337,610
Mid Penn Bancorp	5,400	155,520
Midland States Bancorp	24,600	712,416
MidWestOne Financial Group	13,442	487,004
MutualFirst Financial	5,543	219,891
MVB Financial	9,700	241,724
National Bank Holdings Class A	30,352	1,068,997
National Bankshares	8,208	368,785
NBT Bancorp	44,339	1,798,390
†Nicolet Bankshares	8,900	657,265
†Northeast Bank	7,528	165,541
Northrim BanCorp	7,377	282,539
Norwood Financial	6,900	268,410
Oak Valley Bancorp	8,000	155,680
OFG Bancorp	52,088	1,229,798
Ohio Valley Banc	5,542	219,574
Old National Bancorp	181,317	3,316,288
Old Second Bancorp	33,195	447,137
Opus Bank	23,200	600,184
Origin Bancorp	20,000	756,800
Orrstown Financial Services	11,100	251,082
†Pacific Mercantile Bancorp	19,800	160,776
Pacific Premier Bancorp	64,002	2,086,785
Park National	13,876	1,420,625
Parke Bancorp	7,420	188,394
PCB Bancorp	12,000	207,360
Peapack Gladstone Financial	21,291	657,892
Penns Woods Bancorp	9,159	325,694
Peoples Bancorp	20,440	708,450
Peoples Bancorp of North Carolina	4,480	147,168
Peoples Financial Services	7,077	356,327
People's Utah Bancorp	16,455	495,625
Preferred Bank	15,646	940,168
Premier Financial Bancorp	12,832	232,772
QCR Holdings	15,300	671,058
RBB Bancorp	19,500	412,815
†Red River Bancshares	4,500	252,270
Reliant Bancorp	10,948	243,484
Renasant	59,408	2,104,231
Republic Bancorp Class A	10,525	492,570
†Republic First Bancorp	50,600	211,508
†Richmond Mutual Bancorp	16,196	258,488
S&T Bancorp	40,224	1,620,625
Sandy Spring Bancorp	36,317	1,375,688
SB One Bancorp	7,900	196,868
†Seacoast Banking Corp. of Florida	52,144	1,594,042
†Select Bancorp	16,500	202,950
ServisFirst Bancshares	49,300	1,857,624
Shore Bancshares	14,800	256,928
Sierra Bancorp	16,766	488,226
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Simmons First National Class A	94,852	$ 2,541,085
SmartFinancial	12,300	290,895
South Plains Financial	10,677	222,829
South State	36,254	3,145,034
†Southern First Bancshares	6,915	293,818
Southern National Bancorp of Virginia	22,400	366,240
Southside Bancshares	32,967	1,224,394
†Spirit of Texas Bancshares	15,200	349,600
Stock Yards Bancorp	21,832	896,422
Summit Financial Group	11,478	310,939
Tompkins Financial	15,259	1,396,199
Towne Bank	69,437	1,931,737
TriCo Bancshares	27,513	1,122,806
†TriState Capital Holdings	28,300	739,196
†Triumph Bancorp	27,300	1,037,946
Trustmark	67,179	2,318,347
UMB Financial	46,382	3,183,660
Union Bankshares	4,097	148,557
United Bankshares	104,695	4,047,509
United Community Banks	82,256	2,540,065
United Security Bancshares	12,531	134,458
Unity Bancorp	7,800	176,046
Univest Corp. of Pennsylvania	29,220	782,512
Valley National Bancorp	408,976	4,682,775
Veritex Holdings	54,382	1,584,148
Washington Trust Bancorp	17,175	923,843
WesBanco	69,495	2,626,216
West Bancorporation	17,396	445,859
Westamerica Bancorporation	28,481	1,930,157
		219,265,560
Beverages–0.31%
†Boston Beer Class A	8,761	3,310,344
†Celsius Holdings	27,700	133,791
Coca-Cola Bottling Consolidated	4,913	1,395,538
†Craft Brew Alliance	13,650	225,225
MGP Ingredients	13,500	654,075
†National Beverage	13,367	681,984
†New Age Beverages	85,800	156,156
†Primo Water	38,100	427,672
		6,984,785
Biotechnology–8.08%
†Abeona Therapeutics	31,800	103,986
†ACADIA Pharmaceuticals	118,800	5,082,264
†Acceleron Pharma	47,000	2,491,940
†Achillion Pharmaceuticals	155,858	939,824
†Acorda Therapeutics	49,771	101,533
†Adamas Pharmaceuticals	23,000	87,170
†ADMA Biologics	57,900	231,600

LVIP SSGA Small-Cap Index Fund–7

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Aduro Biotech	67,300	$ 79,414
†Adverum Biotechnologies	58,800	677,376
†Aeglea BioTherapeutics	33,600	256,704
†Affimed	74,900	205,226
†Agenus	107,400	437,118
†AgeX Therapeutics	8,526	15,517
†Aimmune Therapeutics	45,500	1,522,885
†Akcea Therapeutics	12,400	210,056
†Akebia Therapeutics	137,186	867,016
†Akero Therapeutics	5,900	130,951
†Albireo Pharma	9,800	249,116
†Aldeyra Therapeutics	26,100	151,641
†Alector	31,889	549,447
†Allakos	20,900	1,993,024
†Allogene Therapeutics	39,900	1,036,602
†AMAG Pharmaceuticals	39,329	478,634
†Amicus Therapeutics	269,600	2,625,904
†AnaptysBio	25,300	411,125
†Anavex Life Sciences	54,800	141,932
†Anika Therapeutics	14,095	730,826
†Apellis Pharmaceuticals	50,100	1,534,062
†Aprea Therapeutics	6,800	312,052
†Arcus Biosciences	37,600	379,760
†Ardelyx	43,600	327,218
†Arena Pharmaceuticals	52,310	2,375,920
†ArQule	121,972	2,434,561
†Arrowhead Pharmaceuticals	97,932	6,211,827
†Assembly Biosciences	24,500	501,270
†Atara Biotherapeutics	50,700	835,029
†Athenex	74,100	1,131,507
†Athersys	116,300	143,049
†Atreca Class A	8,700	134,589
†Audentes Therapeutics	48,500	2,902,240
†Avid Bioservices	57,500	441,025
†Avrobio	23,385	470,740
†Baudax Bio	7,200	49,824
†Beyondspring	13,000	201,500
†BioCryst Pharmaceuticals	111,003	382,960
†Biohaven Pharmaceutical Holding	41,200	2,242,928
†BioSpecifics Technologies	6,616	376,715
†Bioxcel Therapeutics	1,330	19,431
†Blueprint Medicines	51,248	4,105,477
†Bridgebio Pharma	23,800	834,190
†Calithera Biosciences	31,700	181,007
†Calyxt	6,000	42,060
†CareDx	42,200	910,254
†CASI Pharmaceuticals	50,700	156,663
†Castle Biosciences	5,100	175,287
†Catalyst Pharmaceuticals	98,800	370,500
†Celcuity	5,332	56,732
†Cellular Biomedicine Group	12,900	209,496
†CEL-SCI	32,000	292,800
†Checkpoint Therapeutics	31,700	54,524
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†ChemoCentryx	41,945	$ 1,658,925
†Chimerix	45,100	91,553
†Clovis Oncology	49,035	511,190
†Coherus Biosciences	64,105	1,154,211
†Concert Pharmaceuticals	26,602	245,403
†Constellation Pharmaceuticals	15,742	741,606
†Corbus Pharmaceuticals Holdings	59,092	322,642
†Cortexyme	11,200	628,768
†Crinetics Pharmaceuticals	13,268	332,894
†Cue Biopharma	19,500	309,562
†Cyclerion Therapeutics	28,487	77,485
†Cytokinetics	56,966	604,409
†CytomX Therapeutics	50,900	422,979
†Deciphera Pharmaceuticals	20,687	1,287,559
†Denali Therapeutics	49,100	855,322
†Dicerna Pharmaceuticals	52,500	1,156,575
†Dynavax Technologies	94,315	539,482
†Eagle Pharmaceuticals	9,300	558,744
†Editas Medicine	51,338	1,520,118
†Eidos Therapeutics	11,000	631,290
†Eiger BioPharmaceuticals	28,300	421,670
†Emergent BioSolutions	47,548	2,565,215
†Enanta Pharmaceuticals	17,700	1,093,506
†Epizyme	79,900	1,965,540
†Esperion Therapeutics	25,600	1,526,528
†Evelo Biosciences	17,900	72,674
†Fate Therapeutics	64,054	1,253,537
†FibroGen	81,500	3,495,535
†Five Prime Therapeutics	39,900	183,141
†Flexion Therapeutics	39,200	811,440
†Forty Seven	22,500	885,825
†G1 Therapeutics	34,989	924,759
†Galectin Therapeutics	41,400	118,404
†Geron	173,394	235,816
†Global Blood Therapeutics	61,000	4,848,890
†GlycoMimetics	40,400	213,716
†Gossamer Bio	45,200	706,476
†Gritstone Oncology	30,100	269,997
†Halozyme Therapeutics	149,643	2,653,170
†Harpoon Therapeutics	8,400	124,236
†Heron Therapeutics	87,292	2,051,362
†Homology Medicines	28,400	587,880
†ImmunoGen	163,493	834,632
†Immunomedics	183,021	3,872,724
†Inovio Pharmaceuticals	100,200	330,660
†Insmed	95,700	2,285,316
†Intellia Therapeutics	38,600	566,262
†Intercept Pharmaceuticals	27,000	3,345,840
†Intrexon	84,300	461,964
†Invitae	90,580	1,461,055
†Iovance Biotherapeutics	119,800	3,316,064
†Ironwood Pharmaceuticals	159,272	2,119,910

LVIP SSGA Small-Cap Index Fund–8

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Jounce Therapeutics	16,200	$ 141,426
†Kadmon Holdings	156,572	709,271
†KalVista Pharmaceuticals	14,100	251,121
†Karuna Therapeutics	6,200	467,108
†Karyopharm Therapeutics	67,562	1,295,164
†Kezar Life Sciences	14,300	57,343
†Kindred Biosciences	36,700	311,216
†Kiniksa Pharmaceuticals Class A	13,800	152,628
†Kodiak Sciences	24,315	1,749,464
†Krystal Biotech	10,300	570,414
†Kura Oncology	33,199	456,486
†La Jolla Pharmaceutical	22,300	87,639
†Lexicon Pharmaceuticals	51,616	214,206
†Ligand Pharmaceuticals	17,765	1,852,712
†Lineage Cell Therapeutics	85,268	75,889
†LogicBio Therapeutics	12,100	87,120
†MacroGenics	48,500	527,680
†Madrigal Pharmaceuticals	8,935	814,068
†Magenta Therapeutics	23,247	352,425
†MannKind	230,900	297,861
†Marker Therapeutics	33,200	95,616
†Medicines	79,633	6,764,027
†MediciNova	46,900	316,106
†MEI Pharma	84,800	210,304
†MeiraGTx Holdings	16,792	336,176
†Mersana Therapeutics	45,600	261,288
†Millendo Therapeutics	12,300	82,902
†Minerva Neurosciences	31,100	221,121
†Mirati Therapeutics	28,700	3,698,282
†Molecular Templates	21,700	303,475
†Momenta Pharmaceuticals	101,782	2,008,159
†Morphic Holding	6,300	108,108
†Mustang Bio	20,000	81,600
†Myriad Genetics	73,000	1,987,790
†Natera	64,700	2,179,743
†Neon Therapeutics	6,410	7,564
†NextCure	14,200	799,886
†Novavax	21,661	86,211
†Oncocyte	29,700	66,825
=†πOncternal Therapeutics	828	1,565
†OPKO Health	364,000	535,080
†Organogenesis Holdings	14,800	71,188
†Palatin Technologies	222,000	173,648
†PDL BioPharma	114,281	370,842
†Pfenex	27,000	296,460
†PhaseBio Pharmaceuticals	17,200	105,092
†Pieris Pharmaceuticals	52,400	189,688
†PolarityTE	9,500	24,700
†Portola Pharmaceuticals	78,700	1,879,356
†Precision BioSciences	35,100	487,539
†Prevail Therapeutics	9,500	150,385
†Principia Biopharma	19,400	1,062,732
†Progenics Pharmaceuticals	99,698	507,463
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Protagonist Therapeutics	18,800	$ 132,540
†Prothena	47,000	744,010
†PTC Therapeutics	59,924	2,878,150
†Puma Biotechnology	29,800	260,750
†Ra Pharmaceuticals	37,800	1,773,954
†Radius Health	46,400	935,424
†Recro Pharma	18,000	329,940
†REGENXBIO	34,500	1,413,465
†Repligen	54,525	5,043,562
†Replimune Group	12,976	186,206
†Retrophin	46,200	656,040
†Rhythm Pharmaceuticals	26,688	612,756
†Rigel Pharmaceuticals	195,963	419,361
†Rocket Pharmaceuticals	34,700	789,772
†Rubius Therapeutics	37,900	360,050
†Sangamo Therapeutics	118,889	995,101
†Savara	29,200	130,816
†Scholar Rock Holding	16,700	220,106
†Seres Therapeutics	43,900	151,455
†Solid Biosciences	22,900	101,905
†Sorrento Therapeutics	111,300	376,194
†Spectrum Pharmaceuticals	114,325	416,143
†Spero Therapeutics	7,400	71,151
†SpringWorks Therapeutics	10,000	384,900
†Stemline Therapeutics	49,600	527,248
†Stoke Therapeutics	9,600	271,872
†Sutro Biopharma	9,200	101,200
†Syndax Pharmaceuticals	21,706	190,579
†Synlogic	17,900	46,182
†Synthorx	9,000	629,010
†Syros Pharmaceuticals	42,100	290,911
†TCR2 Therapeutics	12,300	175,644
†TG Therapeutics	91,100	1,011,210
†Tocagen	18,012	9,604
†Translate Bio	34,704	282,491
†Turning Point Therapeutics	28,600	1,781,494
†Twist Bioscience	24,500	514,500
†Tyme Technologies	37,000	51,800
†Ultragenyx Pharmaceutical	57,300	2,447,283
†UNITY Biotechnology	29,200	210,532
†UroGen Pharma	21,600	720,792
†Vanda Pharmaceuticals	53,081	871,059
†VBI Vaccines	110,800	152,904
†Veracyte	48,100	1,342,952
†Vericel	44,800	779,520
†Viking Therapeutics	69,936	560,887
†Voyager Therapeutics	27,900	389,205
†X4 Pharmaceuticals	9,286	99,360
†XBiotech	21,700	405,030
†Xencor	49,300	1,695,427
†Y-mAbs Therapeutics	23,800	743,750
†ZIOPHARM Oncology	163,917	773,688
		184,262,536

LVIP SSGA Small-Cap Index Fund–9

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products–1.53%
AAON	42,817	$ 2,115,588
Advanced Drainage Systems	45,800	1,778,872
†American Woodmark	18,075	1,889,018
Apogee Enterprises	28,247	918,028
†Armstrong Flooring	23,000	98,210
†Builders FirstSource	119,066	3,025,467
Caesarstone	27,100	408,397
†Continental Building Products	38,000	1,384,340
†Cornerstone Building Brands	44,191	376,065
CSW Industrials	15,300	1,178,100
†Gibraltar Industries	33,391	1,684,242
Griffon	41,031	834,160
Insteel Industries	21,239	456,426
†JELD-WEN Holding	69,700	1,631,677
†Masonite International	25,688	1,854,931
Patrick Industries	23,071	1,209,613
†PGT Innovations	57,895	863,214
Quanex Building Products	37,152	634,556
Simpson Manufacturing	48,089	3,858,180
†Trex	62,895	5,653,003
Universal Forest Products	62,210	2,967,417
		34,819,504
Capital Markets–1.42%
Ares Management Class A	71,900	2,566,111
Artisan Partners Asset Management Class A	51,800	1,674,176
†Assetmark Financial Holdings	14,500	420,790
Associated Capital Group Class A	3,251	127,439
B. Riley Financial	21,523	541,949
†Blucora	52,668	1,376,741
†Brightsphere Investment Group	70,900	724,598
Cohen & Steers	24,769	1,554,502
†Cowen Class A	32,908	518,301
Diamond Hill Investment Group	3,732	524,197
†Donnelley Financial Solutions	30,300	317,241
Federated Investors Class B	101,100	3,294,849
†Focus Financial Partners Class A	34,700	1,022,609
GAIN Capital Holdings	13,353	52,744
GAMCO Investors Class A	5,495	107,098
Greenhill & Co.	17,190	293,605
Hamilton Lane Class A	22,500	1,341,000
Houlihan Lokey	43,464	2,124,086
†INTL. FCStone	17,624	860,580
Ladenburg Thalmann Financial Services	139,208	484,444
Moelis & Co. Class A	49,300	1,573,656
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Oppenheimer Holdings Class A	9,902	$ 272,107
Piper Jaffray	14,168	1,132,590
PJT Partners Class A	23,800	1,074,094
Pzena Investment Management Class A	16,959	146,187
Safeguard Scientifics	19,020	208,840
Sculptor Capital Management	19,800	437,580
†Siebert Financial	10,000	86,500
Silvercrest Asset Management Group Class A	10,800	135,864
Stifel Financial	69,547	4,218,025
Value Line	100	2,891
Virtus Investment Partners	7,332	892,451
Waddell & Reed Financial Class A	80,100	1,339,272
Westwood Holdings Group	9,814	290,691
WisdomTree Investments	152,708	739,107
		32,476,915
Chemicals–1.83%
Advanced Emissions Solutions	18,900	198,450
†AdvanSix	30,600	610,776
American Vanguard	33,995	661,883
†Amyris	31,700	97,953
Balchem	33,709	3,425,846
Chase	8,239	976,157
†Ferro	83,587	1,239,595
†Flotek Industries	56,003	112,006
FutureFuel	30,208	374,277
†GCP Applied Technologies	55,500	1,260,405
Hawkins	10,759	492,870
HB Fuller	53,209	2,743,988
†Ingevity	44,153	3,858,089
Innophos Holdings	22,964	734,389
Innospec	25,404	2,627,790
†Intrepid Potash	118,000	319,780
†Koppers Holdings	18,760	717,007
†Kraton	32,041	811,278
Kronos Worldwide	28,189	377,733
†Livent	157,200	1,344,060
†LSB Industries	22,161	93,076
†Marrone Bio Innovations	67,300	67,973
Minerals Technologies	36,664	2,112,946
†OMNOVA Solutions	52,040	526,124
Orion Engineered Carbons S.A.	62,895	1,213,873
PolyOne	81,264	2,989,703
†PQ Group Holdings	42,400	728,432
Quaker Chemical	13,713	2,256,063
Rayonier Advanced Materials	58,300	223,872
Sensient Technologies	44,395	2,934,065

LVIP SSGA Small-Cap Index Fund–10

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Stepan	21,370	$ 2,189,143
†Trecora Resources	20,892	149,378
Tredegar	30,330	677,875
Trinseo	42,300	1,573,983
†Tronox Holdings Class A	91,700	1,047,214
Valhi	27,200	50,864
		41,818,916
Commercial Services & Supplies–2.64%
ABM Industries	69,623	2,625,483
ACCO Brands	103,224	966,177
†Advanced Disposal Services	76,000	2,498,120
Brady Class A	49,937	2,859,393
†BrightView Holdings	32,800	553,336
Brink's	53,460	4,847,753
†Casella Waste Systems Class A	46,534	2,141,960
†CECO Environmental	32,964	252,504
†Charah Solutions	6,100	14,884
†Cimpress	20,734	2,607,715
CompX International	338	4,931
Covanta Holding	123,100	1,826,804
Deluxe	45,640	2,278,349
Ennis	29,862	646,512
Healthcare Services Group	80,381	1,954,866
†Heritage-Crystal Clean	17,454	547,532
Herman Miller	61,587	2,565,099
HNI	44,875	1,681,017
Interface	63,621	1,055,472
Kimball International Class B	36,002	744,161
Knoll	50,582	1,277,701
Matthews International Class A	31,610	1,206,554
McGrath RentCorp	25,140	1,924,216
Mobile Mini	49,166	1,863,883
MSA Safety	37,864	4,784,495
†NL Industries	5,036	19,691
†PICO Holdings	23,871	265,446
Pitney Bowes	193,500	779,805
Quad/Graphics	38,023	177,567
RR Donnelley & Sons	83,400	329,430
†SP Plus	23,297	988,492
Steelcase Class A	90,098	1,843,405
†Team	34,497	550,917
Tetra Tech	58,391	5,030,969
UniFirst	15,867	3,204,817
US Ecology	25,296	1,464,891
Viad	20,813	1,404,877
VSE	8,966	341,067
		60,130,291
Communications Equipment–1.13%
†Acacia Communications	40,600	2,753,086
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
ADTRAN	55,048	$ 544,425
†Applied Optoelectronics	22,400	266,112
†CalAmp	37,172	356,108
†Calix	52,331	418,648
†Casa Systems	27,596	112,868
†Clearfield	11,500	160,310
Comtech Telecommunications	26,375	936,049
†DASAN Zhone Solutions	4,900	43,414
†Digi International	28,543	505,782
†Extreme Networks	119,545	881,047
†Harmonic	97,288	758,846
†Infinera	196,323	1,558,804
†Inseego	54,700	400,951
InterDigital	32,988	1,797,516
†KVH Industries	21,275	236,791
†Lumentum Holdings	80,420	6,377,306
†NETGEAR	32,034	785,153
†NetScout Systems	77,656	1,869,180
Plantronics	36,751	1,004,772
†Ribbon Communications	65,002	201,506
TESSCO Technologies	8,100	90,882
†Viavi Solutions	241,100	3,616,500
		25,676,056
Construction & Engineering–1.05%
†Aegion	31,128	696,333
†Ameresco Class A	22,821	399,368
Arcosa	50,600	2,254,230
Argan	16,824	675,315
Comfort Systems USA	37,736	1,881,140
†Concrete Pumping Holdings	22,500	123,075
†Construction Partners Class A	15,000	253,050
†Dycom Industries	33,329	1,571,462
EMCOR Group	59,796	5,160,395
Granite Construction	48,579	1,344,181
†Great Lakes Dredge & Dock	67,234	761,761
†IES Holdings	8,200	210,412
†MasTec	64,378	4,130,493
†MYR Group	18,794	612,496
†Northwest Pipe	12,348	411,312
†NV5 Global	10,800	544,860
Primoris Services	45,338	1,008,317
†Sterling Construction	31,900	449,152
†Tutor Perini	42,406	545,341
†Willscot	52,500	970,725
		24,003,418
Construction Materials–0.17%
†Forterra	21,000	242,760
†Summit Materials Class A	117,616	2,811,023
†U.S. Concrete	16,200	674,892

LVIP SSGA Small-Cap Index Fund–11

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials (continued)
United States Lime & Minerals	2,087	$ 188,456
		3,917,131
Consumer Finance–0.54%
†Curo Group Holdings	21,400	260,652
†Elevate Credit	20,000	89,000
†Encore Capital Group	31,863	1,126,676
†Enova International	33,623	808,969
†EZCORP Class A	58,819	401,146
FirstCash	44,524	3,589,970
†Green Dot Class A	51,602	1,202,327
†LendingClub	71,760	905,611
†Medallion Financial	26,500	192,655
Nelnet Class A	18,438	1,073,829
†PRA Group	49,423	1,794,055
†Regional Management	11,343	340,630
†World Acceptance	6,801	587,606
		12,373,126
Containers & Packaging–0.11%
Greif Class A	26,400	1,166,880
Greif Class B	5,917	306,323
Myers Industries	40,597	677,158
†UFP Technologies	7,000	347,270
		2,497,631
Distributors–0.08%
Core-Mark Holding	46,960	1,276,843
†Funko Class A	19,900	341,484
Weyco Group	5,958	157,589
		1,775,916
Diversified Consumer Services–0.87%
†Adtalem Global Education	59,117	2,067,321
†American Public Education	18,660	511,097
Carriage Services	16,335	418,176
†Chegg	122,016	4,625,627
Collectors Universe	10,100	232,805
†Houghton Mifflin Harcourt	117,300	733,125
†K12	39,800	809,930
†Laureate Education Class A	124,700	2,195,967
†OneSpaWorld Holdings	46,200	778,008
Perdoceo Education	75,268	1,384,179
†Regis	22,646	404,684
†Select Interior Concepts Class A	26,000	233,740
Strategic Education	22,435	3,564,921
†WW International	48,400	1,849,364
		19,808,944
Diversified Financial Services–0.24%
Banco Latinoamericano de Comercio Exterior S.A.	35,358	755,954
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
†Cannae Holdings	70,500	$ 2,621,895
FGL Holdings	161,400	1,718,910
Marlin Business Services	10,241	225,097
†On Deck Capital	60,600	250,884
		5,572,740
Diversified Telecommunication Services–0.52%
†Anterix	11,900	514,199
ATN International	11,892	658,698
†Bandwidth Class A	16,700	1,069,635
†Cincinnati Bell	51,186	535,918
Cogent Communications Holdings	43,904	2,889,322
Consolidated Communications Holdings	79,855	309,837
†Frontier Communications	131,773	117,225
†IDT Class B	21,300	153,573
†Intelsat	69,400	487,882
†Iridium Communications	103,550	2,551,472
†Ooma	22,394	296,273
†ORBCOMM	83,894	353,194
†Pareteum	128,900	56,368
†Vonage Holdings	237,386	1,759,030
		11,752,626
Electric Utilities–0.98%
ALLETE	55,573	4,510,860
El Paso Electric	42,536	2,887,769
Genie Energy Class B	18,100	139,913
MGE Energy	36,515	2,878,112
Otter Tail	41,081	2,107,045
PNM Resources	85,236	4,322,318
Portland General Electric	96,100	5,361,419
Spark Energy Class A	11,700	107,991
		22,315,427
Electrical Equipment–0.95%
Allied Motion Technologies	8,400	407,400
†American Superconductor	26,100	204,885
†Atkore International Group	50,800	2,055,368
AZZ	26,727	1,228,106
†Bloom Energy Class A	63,600	475,092
Encore Wire	21,026	1,206,893
†Energous	24,800	43,896
EnerSys	45,222	3,383,962
†Generac Holdings	65,490	6,587,639
†Plug Power	261,400	826,024
Powell Industries	9,308	455,999
Preformed Line Products	3,186	192,275
†Sunrun	121,200	1,673,772
†Thermon Group Holdings	35,960	963,728
†TPI Composites	33,200	614,532
†Vicor	20,071	937,717

LVIP SSGA Small-Cap Index Fund–12

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
†Vivint Solar	51,700	$ 375,342
		21,632,630
Electronic Equipment, Instruments & Components–2.56%
†Airgain	12,000	128,280
†Akoustis Technologies	31,600	252,800
†Anixter International	31,701	2,919,662
†Arlo Technologies	80,815	340,231
AVX	54,000	1,105,380
Badger Meter	29,722	1,929,849
Bel Fuse Class B	12,485	255,943
Belden	40,642	2,235,310
Benchmark Electronics	39,666	1,362,924
CTS	33,311	999,663
Daktronics	37,661	229,355
†ePlus	13,758	1,159,662
†Fabrinet	37,956	2,461,067
†FARO Technologies	19,199	966,670
†Fitbit Class A	250,301	1,644,478
†II-VI	93,428	3,145,721
†Insight Enterprises	36,903	2,593,912
†Iteris	32,786	163,602
†Itron	35,800	3,005,410
KEMET	58,600	1,585,130
†Kimball Electronics	29,575	519,041
†Knowles	84,606	1,789,417
Methode Electronics	37,566	1,478,222
MTS Systems	18,457	886,490
†Napco Security Technologies	12,000	352,680
†nLight	37,500	760,500
†Novanta	35,263	3,118,660
†OSI Systems	17,368	1,749,652
†PAR Technology	12,900	396,546
PC Connection	11,324	562,350
†Plexus	30,963	2,382,293
†Rogers	19,352	2,413,775
†Sanmina	70,595	2,417,173
†ScanSource	26,337	973,152
†Tech Data	37,200	5,341,920
†TTM Technologies	101,950	1,534,347
Vishay Intertechnology	138,521	2,949,112
†Vishay Precision Group	10,872	369,648
		58,480,027
Energy Equipment & Services–1.02%
Archrock	133,102	1,336,344
†Cactus Class A	48,700	1,671,384
†Covia Holdings	30,880	62,995
†Diamond Offshore Drilling	74,000	532,060
DMC Global	14,588	655,585
†Dril-Quip	37,700	1,768,507
†Era Group	21,219	215,797
†Exterran	37,600	294,408
†Forum Energy Technologies	95,746	160,853
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Frank's International	123,500	$ 638,495
†FTS International	40,500	42,120
†Geospace Technologies	16,400	275,028
†Helix Energy Solutions Group	146,156	1,407,482
†Independence Contract Drilling	49,107	48,950
†KLX Energy Services Holdings	23,320	150,181
Liberty Oilfield Services Class A	58,400	649,408
Mammoth Energy Services	14,700	32,340
†Matrix Service	30,807	704,864
†McDermott International	205,689	139,169
Nabors Industries	403,000	1,160,640
†National Energy Services Reunited	29,000	264,480
†Natural Gas Services Group	12,589	154,341
†NCS Multistage Holdings	8,600	18,060
†Newpark Resources	103,641	649,829
†NexTier Oilfield Solutions	173,363	1,161,532
†Nine Energy Service	17,600	137,632
†Noble	280,200	341,844
†Oceaneering International	109,200	1,628,172
†Oil States International	61,300	999,803
†Pacific Drilling	35,100	143,208
†Parker Drilling	11,600	261,000
†ProPetro Holding	82,000	922,500
†RigNet	14,363	94,796
RPC	68,100	356,844
†SEACOR Holdings	19,600	845,740
†SEACOR Marine Holdings	20,664	284,957
†Seadrill	71,500	181,610
†Select Energy Services Class A	68,200	632,896
†Smart Sand	19,900	50,148
Solaris Oilfield Infrastructure Class A	31,800	445,200
†TETRA Technologies	152,342	298,590
†Tidewater	43,111	831,180
U.S. Silica Holdings	80,283	493,741
†U.S. Well Services	26,800	50,652
		23,195,365
Entertainment–0.25%
AMC Entertainment Holdings Class A	59,190	428,536
†Eros International	88,900	301,371
†Gaia	11,361	90,774
†Glu Mobile	132,632	802,423
†IMAX	53,900	1,101,177
†Liberty Media-Liberty Braves Class A	12,600	373,590
†Liberty Media-Liberty Braves Class C	37,100	1,095,934

LVIP SSGA Small-Cap Index Fund–13

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
†LiveXLive Media	37,000	$ 57,165
Marcus	22,834	725,436
†Reading International Class A	20,240	226,486
†Rosetta Stone	23,600	428,104
		5,630,996
Equity Real Estate Investment Trusts–6.86%
Acadia Realty Trust	88,915	2,305,566
Agree Realty	43,266	3,035,975
Alexander & Baldwin	75,408	1,580,552
Alexander's	2,176	718,842
American Assets Trust	51,773	2,376,381
American Finance Trust	110,600	1,466,556
Armada Hoffler Properties	55,500	1,018,425
Ashford Hospitality Trust	102,798	286,806
Bluerock Residential Growth REIT	25,100	302,455
Braemar Hotels & Resorts	28,354	253,201
BRT Apartments	10,000	169,700
CareTrust REIT	99,771	2,058,276
CatchMark Timber Trust Class A	58,100	666,407
CBL & Associates Properties	199,400	209,370
Cedar Realty Trust	110,661	326,450
Chatham Lodging Trust	51,731	948,747
CIM Commercial Trust	1,866	27,057
City Office REIT	45,500	615,160
Clipper Realty	14,900	157,940
Community Healthcare Trust	20,200	865,772
CoreCivic	124,300	2,160,334
CorEnergy Infrastructure Trust	14,120	631,305
CorePoint Lodging	47,750	509,970
DiamondRock Hospitality	209,874	2,325,404
Diversified Healthcare Trust	247,000	2,084,680
Easterly Government Properties	82,900	1,967,217
EastGroup Properties	39,588	5,252,140
Essential Properties Realty Trust	81,635	2,025,364
Farmland Partners	33,900	229,842
First Industrial Realty Trust	135,006	5,604,099
Four Corners Property Trust	71,400	2,012,766
Franklin Street Properties	105,927	906,735
Front Yard Residential	57,200	705,848
GEO Group	124,226	2,063,394
Getty Realty	34,364	1,129,545
Gladstone Commercial	32,605	712,745
Gladstone Land	14,900	193,253
Global Medical REIT	36,400	481,572
Global Net Lease	87,754	1,779,651
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Hannon Armstrong Sustainable Infrastructure Capital	67,900	$ 2,185,022
Healthcare Realty Trust	137,084	4,574,493
Hersha Hospitality Trust	35,741	520,032
Independence Realty Trust	97,056	1,366,548
Industrial Logistics Properties Trust	67,189	1,506,377
Innovative Industrial Properties	11,700	887,679
Investors Real Estate Trust	12,046	873,335
iStar	63,070	915,146
Jernigan Capital	21,200	405,768
Kite Realty Group Trust	91,754	1,791,956
Lexington Realty Trust	239,586	2,544,403
LTC Properties	41,073	1,838,838
Mack-Cali Realty	94,500	2,185,785
Monmouth Real Estate Investment	100,489	1,455,081
National Health Investors	43,934	3,579,742
National Storage Affiliates Trust	63,650	2,139,913
New Senior Investment Group	82,900	634,185
NexPoint Residential Trust	20,500	922,500
Office Properties Income Trust	49,340	1,585,788
One Liberty Properties	17,045	463,454
Pebblebrook Hotel Trust	136,460	3,658,493
Pennsylvania Real Estate Investment Trust	79,199	422,131
Physicians Realty Trust	194,800	3,689,512
Piedmont Office Realty Trust Class A	131,000	2,913,440
PotlatchDeltic	69,206	2,994,544
Preferred Apartment Communities Class A	45,800	610,056
PS Business Parks	21,462	3,538,440
QTS Realty Trust Class A	57,300	3,109,671
Retail Opportunity Investments	117,467	2,074,467
Retail Value	17,300	636,640
Rexford Industrial Realty	115,500	5,274,885
RLJ Lodging Trust	180,355	3,195,891
RPT Realty	80,105	1,204,779
Ryman Hospitality Properties	48,206	4,177,532
Sabra Health Care REIT	199,077	4,248,303
Safehold	11,900	479,570
Saul Centers	13,566	716,013
Seritage Growth Properties Class A	36,200	1,450,896
STAG Industrial	136,634	4,313,535
Summit Hotel Properties	114,773	1,416,299
Sunstone Hotel Investors	239,292	3,330,945

LVIP SSGA Small-Cap Index Fund–14

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Tanger Factory Outlet Centers	94,600	$ 1,393,458
Terreno Realty	68,934	3,732,087
UMH Properties	38,867	611,378
Uniti Group	192,200	1,577,962
Universal Health Realty Income Trust	13,273	1,557,719
Urban Edge Properties	120,100	2,303,518
Urstadt Biddle Properties Class A	33,917	842,498
Washington Prime Group	188,500	686,140
Washington Real Estate Investment Trust	83,775	2,444,554
Whitestone REIT	43,971	598,885
Xenia Hotels & Resorts	118,404	2,558,710
		156,304,498
Food & Staples Retailing–0.68%
Andersons	32,063	810,553
†BJ's Wholesale Club Holdings	118,600	2,696,964
†Chefs' Warehouse	24,735	942,651
†HF Foods Group	9,300	181,350
Ingles Markets Class A	16,531	785,388
†Natural Grocers by Vitamin Cottage	9,189	90,695
†Performance Food Group	108,300	5,575,284
PriceSmart	23,232	1,649,937
†Rite Aid	59,605	922,089
SpartanNash	40,758	580,394
†United Natural Foods	57,599	504,567
Village Super Market Class A	10,513	243,901
Weis Markets	11,100	449,439
		15,433,212
Food Products–1.28%
Alico	4,363	156,326
B&G Foods	66,814	1,197,975
†Bridgford Foods	126	3,124
Calavo Growers	16,854	1,526,804
Cal-Maine Foods	32,630	1,394,932
†Darling Ingredients	172,159	4,834,225
†Farmer Brothers	10,801	162,663
Fresh Del Monte Produce	34,456	1,205,271
†Freshpet	36,900	2,180,421
†Hostess Brands	125,900	1,830,586
J&J Snack Foods	15,887	2,927,497
John B Sanfilippo & Son	8,702	794,319
Lancaster Colony	19,854	3,178,625
†Landec	29,706	335,975
Limoneira	17,745	341,236
Sanderson Farms	20,890	3,681,236
†Seneca Foods Class A	8,188	333,989
†Simply Good Foods	89,000	2,540,060
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Tootsie Roll Industries	16,622	$ 567,475
		29,192,739
Gas Utilities–1.13%
Chesapeake Utilities	17,465	1,673,671
New Jersey Resources	93,297	4,158,247
Northwest Natural Holding	32,419	2,390,253
ONE Gas	55,946	5,234,867
RGC Resources	9,085	259,649
South Jersey Industries	97,104	3,202,490
Southwest Gas Holdings	57,922	4,400,335
Spire	53,320	4,442,089
		25,761,601
Health Care Equipment & Supplies–3.81%
†Accuray	99,918	281,769
†Alphatec Holdings	38,600	273,867
†AngioDynamics	41,492	664,287
†Antares Pharma	168,700	792,890
†Apyx Medical	40,800	345,168
†AtriCure	38,103	1,238,729
Atrion	1,567	1,177,601
†Avanos Medical	49,200	1,658,040
†AxoGen	38,400	686,976
†Axonics Modulation Technologies	17,900	496,009
†BioLife Solutions	8,800	142,384
†BioSig Technologies	20,000	118,400
†Cardiovascular Systems	35,582	1,728,929
†Cerus	138,583	584,820
†Conformis	77,100	115,650
CONMED	28,522	3,189,615
†CryoLife	37,410	1,013,437
†CryoPort	34,700	571,162
†Cutera	13,200	472,692
†CytoSorbents	30,500	117,425
†ElectroCore	6,200	9,858
†GenMark Diagnostics	61,900	297,739
†Glaukos	41,045	2,235,721
†Globus Medical Class A	79,874	4,702,981
†Haemonetics	54,736	6,289,166
†Heska	7,600	729,144
†Inogen	19,190	1,311,253
†Integer Holdings	34,025	2,736,631
†IntriCon	9,400	169,200
Invacare	41,139	371,074
†iRadimed	4,700	109,886
†iRhythm Technologies	25,750	1,753,318
†Lantheus Holdings	39,100	801,941
LeMaitre Vascular	18,498	665,003
†LivaNova	50,996	3,846,628
Meridian Bioscience	47,375	462,854
†Merit Medical Systems	55,841	1,743,356
Mesa Laboratories	3,830	955,202

LVIP SSGA Small-Cap Index Fund–15

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Misonix	9,100	$ 169,351
†Natus Medical	36,463	1,202,914
†Neogen	53,825	3,512,619
†Neuronetics	14,374	64,539
†Nevro	32,000	3,761,280
†Novocure	92,465	7,792,026
†NuVasive	54,437	4,210,158
†OraSure Technologies	68,706	551,709
†Orthofix Medical	18,603	859,087
†OrthoPediatrics	9,105	427,844
†Pulse Biosciences	10,700	143,487
†Quidel	36,925	2,770,483
†Rockwell Medical	55,635	135,749
†RTI Surgical	69,600	190,704
†SeaSpine Holdings	15,740	189,037
†Senseonics Holdings	86,700	79,417
†Shockwave Medical	26,100	1,146,312
†SI-BONE	19,200	412,800
†Sientra	44,200	395,148
†Silk Road Medical	13,000	524,940
†Soliton	7,500	82,350
†STAAR Surgical	46,099	1,621,302
†Surmodics	14,765	611,714
†Tactile Systems Technology	18,600	1,255,686
†Tandem Diabetes Care	59,900	3,570,639
†TransEnterix	14,369	21,122
†TransMedics Group	8,200	155,882
Utah Medical Products	3,615	390,059
†Vapotherm	17,800	216,448
†Varex Imaging	38,700	1,153,647
†ViewRay	74,400	313,968
†Wright Medical Group	132,144	4,027,749
†Zynex	19,300	151,891
		86,972,866
Health Care Providers & Services–2.21%
†Addus HomeCare	13,100	1,273,582
†Amedisys	33,616	5,611,183
†American Renal Associates Holdings	14,500	150,365
†AMN Healthcare Services	48,174	3,001,722
†Apollo Medical Holdings	4,700	86,527
†BioTelemetry	36,403	1,685,459
†Brookdale Senior Living	191,600	1,392,932
†Catasys	9,100	148,421
†Community Health Systems	104,000	301,600
†CorVel	10,286	898,585
†Cross Country Healthcare	36,717	426,651
†Diplomat Pharmacy	64,600	258,400
Ensign Group	52,933	2,401,570
†Enzo Biochem	41,515	109,184
†Genesis Healthcare	53,778	88,196
†Hanger	37,700	1,040,897
†HealthEquity	73,930	5,475,995
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Joint	15,900	$ 256,626
†LHC Group	31,604	4,353,767
†Magellan Health	23,895	1,869,784
National HealthCare	12,575	1,086,857
National Research Class A	12,837	846,472
†Option Care Health	146,931	548,053
Owens & Minor	71,454	369,417
Patterson	86,700	1,775,616
†Pennant Group	26,466	875,230
†PetIQ	19,000	475,950
†Progyny	10,900	299,205
†Providence Service	12,733	753,539
†R1 RCM	105,864	1,374,115
†RadNet	46,100	935,830
†Select Medical Holdings	114,567	2,673,994
†Surgery Partners	19,400	303,707
†Tenet Healthcare	107,392	4,084,118
†Tivity Health	51,728	1,052,406
†Triple-S Management Class B	26,859	496,623
U.S. Physical Therapy	13,749	1,572,198
		50,354,776
Health Care Technology–1.01%
†Allscripts Healthcare Solutions	172,300	1,691,125
†Castlight Health Class B	120,000	159,600
Computer Programs & Systems	14,149	373,534
†Evolent Health Class A	76,800	695,040
†Health Catalyst	8,600	298,420
†HealthStream	29,645	806,344
†HMS Holdings	91,020	2,694,192
†Inovalon Holdings Class A	72,600	1,366,332
†Inspire Medical Systems	13,600	1,009,256
†Livongo Health	15,300	383,418
†NextGen Healthcare	60,328	969,471
†Omnicell	44,225	3,614,067
†OptimizeRx	14,900	153,023
†Phreesia	10,800	287,712
Simulations Plus	14,000	406,980
†Tabula Rasa HealthCare	20,200	983,336
†Teladoc Health	76,456	6,400,896
†Vocera Communications	33,640	698,366
		22,991,112
Hotels, Restaurants & Leisure–2.64%
BBX Capital	77,500	369,675
†Biglari Holdings Class B	885	101,262
BJ's Restaurants	22,759	863,932
Bloomin' Brands	95,252	2,102,212
Bluegreen Vacations	8,200	84,788
Boyd Gaming	83,959	2,513,732
Brinker International	38,800	1,629,600
†Carrols Restaurant Group	41,165	290,213

LVIP SSGA Small-Cap Index Fund–16

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Century Casinos	27,600	$ 218,592
Cheesecake Factory	43,774	1,701,058
Churchill Downs	36,983	5,074,068
†Chuy's Holdings	19,832	514,045
Cracker Barrel Old Country Store	25,162	3,868,406
Dave & Buster's Entertainment	31,700	1,273,389
†Del Taco Restaurants	33,400	264,027
†Denny's	60,856	1,209,817
Dine Brands Global	17,232	1,439,217
†Drive Shack	64,700	236,802
†El Pollo Loco Holdings	25,500	386,070
†Eldorado Resorts	69,000	4,115,160
†Everi Holdings	76,800	1,031,424
†Fiesta Restaurant Group	25,957	256,715
†Golden Entertainment	21,700	417,074
†Habit Restaurants Class A	22,300	232,589
†Inspired Entertainment	12,500	84,375
†J Alexander's Holdings	13,071	124,959
Jack in the Box	26,915	2,100,177
†Kura Sushi USA Class A	4,600	117,070
†Lindblad Expeditions Holdings	27,100	443,085
Marriott Vacations Worldwide	43,357	5,582,647
†Monarch Casino & Resort	13,184	640,083
Nathan's Famous	3,102	219,870
†Noodles & Co.	35,100	194,454
Papa John's International	22,722	1,434,894
†Penn National Gaming	115,903	2,962,481
†PlayAGS	30,900	374,817
†Potbelly	24,300	102,546
RCI Hospitality Holdings	9,600	196,800
†Red Lion Hotels	20,100	74,973
†Red Robin Gourmet Burgers	15,222	502,630
Red Rock Resorts Class A	76,900	1,841,755
Ruth's Hospitality Group	29,566	643,504
†Scientific Games Class A	57,252	1,533,209
†SeaWorld Entertainment	51,762	1,641,373
†Shake Shack Class A	31,000	1,846,670
†Target Hospitality	39,300	196,500
Texas Roadhouse	70,470	3,968,870
Twin River Worldwide Holdings	22,673	581,562
Wingstop	30,800	2,655,884
		60,259,055
Household Durables–1.67%
Bassett Furniture Industries	10,800	180,144
†Beazer Homes USA	34,019	480,689
†Cavco Industries	8,926	1,743,962
†Century Communities	26,738	731,284
Ethan Allen Interiors	28,032	534,290
Flexsteel Industries	9,132	181,909
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†GoPro Class A	130,300	$ 565,502
†Green Brick Partners	27,182	312,049
Hamilton Beach Brands Holding Class A	7,284	139,124
†Helen of Troy	26,398	4,746,096
Hooker Furniture	13,900	357,091
†Installed Building Products	23,418	1,612,798
†iRobot	28,622	1,449,132
KB Home	91,636	3,140,366
La-Z-Boy	46,433	1,461,711
†Legacy Housing	7,360	122,470
†LGI Homes	20,800	1,469,520
Lifetime Brands	10,224	71,057
†Lovesac	7,200	115,560
†M/I Homes	27,274	1,073,232
MDC Holdings	51,685	1,972,300
†Meritage Homes	37,884	2,315,091
†Purple Innovation	4,511	39,291
†Skyline Champion	52,234	1,655,818
†Sonos	71,536	1,117,392
†Taylor Morrison Home	112,300	2,454,878
†TopBuild	35,600	3,669,648
†TRI Pointe Group	147,352	2,295,744
Tupperware Brands	55,700	477,906
†Universal Electronics	13,511	706,085
†William Lyon Homes Class A	32,000	639,360
†ZAGG	32,709	265,270
		38,096,769
Household Products–0.20%
†Central Garden & Pet	11,000	341,770
†Central Garden & Pet Class A	43,622	1,280,742
Oil-Dri Corp. of America	4,654	168,708
WD-40	14,338	2,783,579
		4,574,799
Independent Power and Renewable Electricity Producers–0.42%
†Atlantic Power	123,333	287,366
Clearway Energy Class A	38,400	734,208
Clearway Energy Class C	81,700	1,629,915
Ormat Technologies	41,560	3,097,051
Pattern Energy Group Class A	92,300	2,469,487
†Sunnova Energy International	16,200	180,792
TerraForm Power Class A	75,564	1,162,930
		9,561,749
Industrial Conglomerates–0.06%
Raven Industries	37,051	1,276,777
		1,276,777

LVIP SSGA Small-Cap Index Fund–17

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–2.23%
†Ambac Financial Group	50,593	$ 1,091,291
American Equity Investment Life Holding	94,055	2,815,066
AMERISAFE	19,799	1,307,328
Argo Group International Holdings	34,067	2,239,905
†BRP Group Class A	15,900	255,195
†Citizens	58,063	391,925
CNO Financial Group	157,712	2,859,319
Crawford & Co. Class A	20,700	237,429
Donegal Group Class A	9,246	137,026
†eHealth	23,319	2,240,490
Employers Holdings	32,727	1,366,352
†Enstar Group	12,011	2,484,596
FBL Financial Group Class A	11,274	664,377
FedNat Holding	12,700	211,201
†Genworth Financial Class A	528,900	2,327,160
Global Indemnity	8,737	258,877
Goosehead Insurance Class A	13,000	551,200
†Greenlight Capital Re Class A	30,357	306,909
†Hallmark Financial Services	14,658	257,541
HCI Group	8,107	370,085
†Health Insurance Innovations Class A	8,800	169,752
Heritage Insurance Holdings	31,300	414,725
Horace Mann Educators	43,031	1,878,733
Independence Holding	6,117	257,403
Investors Title	1,453	231,318
James River Group Holdings	30,700	1,265,147
Kinsale Capital Group	21,900	2,226,354
†MBIA	90,184	838,711
National General Holdings	70,400	1,555,840
National Western Life Group Class A	2,616	760,942
†NI Holdings	10,200	175,440
†Palomar Holdings	12,600	636,174
ProAssurance	55,600	2,009,384
†ProSight Global	10,700	172,591
Protective Insurance Class B	9,811	157,859
RLI	41,934	3,774,899
Safety Insurance Group	16,199	1,498,894
Selective Insurance Group	61,607	4,016,160
State Auto Financial	19,195	595,429
Stewart Information Services	23,939	976,472
†Third Point Reinsurance	75,100	790,052
Tiptree Financial Class A	25,046	203,874
†Trupanion	29,561	1,107,355
United Fire Group	21,721	949,859
United Insurance Holdings	21,400	269,854
Universal Insurance Holdings	31,703	887,367
†Watford Holdings	23,400	588,744
		50,782,604
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services–0.45%
†Care.com	23,200	$ 348,696
†Cargurus	77,600	2,729,968
†Cars.com	76,600	936,052
=†πCobalt International Energy	1	0
=†πCorium International	27,200	4,896
†DHI Group	62,600	188,426
†Eventbrite Class A	37,100	748,307
†EverQuote Class A	11,300	388,155
†Liberty TripAdvisor Holdings Class A	83,075	610,601
†Meet Group	76,300	382,263
†QuinStreet	51,711	791,696
†Travelzoo	6,200	66,340
†TrueCar	105,000	498,750
†Yelp	72,900	2,539,107
		10,233,257
Internet & Direct Marketing Retail–0.35%
†1-800-Flowers.com Class A	24,664	357,628
†Duluth Holdings Class B	8,300	87,399
†Groupon	492,800	1,177,792
†Lands' End	14,100	236,880
†Leaf Group	15,560	62,240
†Liquidity Services	32,273	192,347
†Overstock.com	31,397	221,349
PetMed Express	23,209	545,875
†Quotient Technology	73,900	728,654
†RealReal	18,400	346,840
†Rubicon Project	47,900	390,864
†Shutterstock	21,852	937,014
†Stamps.com	18,138	1,514,886
†Stitch Fix Class A	47,600	1,221,416
†Waitr Holdings	62,400	20,093
		8,041,277
IT Services–2.13%
†Brightcove	43,686	379,631
†Cardtronics Class A	39,340	1,756,531
Cass Information Systems	14,315	826,548
†Conduent	178,900	1,109,180
CSG Systems International	34,288	1,775,433
†Endurance International Group Holdings	81,500	383,050
EVERTEC	63,300	2,154,732
†Evo Payments Class A	38,400	1,014,144
†Exela Technologies	52,100	21,241
†ExlService Holdings	35,048	2,434,434
†GTT Communications	31,700	359,795
Hackett Group	28,176	454,761
†I3 Verticals Class A	16,391	463,046
†Information Services Group	32,302	81,724
†International Money Express	16,000	192,640
KBR	148,700	4,535,350
†Limelight Networks	131,049	534,680

LVIP SSGA Small-Cap Index Fund–18

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†LiveRamp Holdings	71,572	$ 3,440,466
ManTech International Class A	27,917	2,230,010
MAXIMUS	66,974	4,982,196
NIC	68,147	1,523,086
†Paysign	35,100	356,265
†Perficient	33,325	1,535,283
Perspecta	148,500	3,926,340
†PRGX Global	23,300	114,636
Science Applications International	60,672	5,279,677
†StarTek	21,100	168,378
†Sykes Enterprises	40,377	1,493,545
TTEC Holdings	14,560	576,867
†Tucows Class A	10,400	642,512
†Unisys	57,754	684,962
†Verra Mobility	122,100	1,708,179
†Virtusa	29,549	1,339,456
		48,478,778
Leisure Products–0.39%
Acushnet Holdings	36,100	1,173,250
†American Outdoor Brands	61,332	569,161
Callaway Golf	97,227	2,061,212
Clarus	28,100	381,036
Escalade	13,703	134,701
Johnson Outdoors Class A	5,086	390,096
†Malibu Boats Class A	23,800	974,610
Marine Products	7,736	111,398
†Mastercraft Boat Holgings	21,700	341,775
Sturm Ruger & Co.	19,114	898,932
†Vista Outdoor	65,500	489,940
†YETI Holdings	42,500	1,478,150
		9,004,261
Life Sciences Tools & Services–0.63%
†Accelerate Diagnostics	31,621	534,395
†ChromaDex	44,900	193,519
†Codexis	56,200	898,638
†Fluidigm	79,166	275,498
Luminex	43,007	996,042
†Medpace Holdings	28,800	2,420,928
†NanoString Technologies	33,900	943,098
†NeoGenomics	102,265	2,991,251
†Pacific Biosciences of California	153,998	791,550
†Personalis	11,000	119,900
†Quanterix	11,500	271,745
†Syneos Health	65,299	3,883,658
		14,320,222
Machinery–3.79%
Actuant Class A	57,614	1,499,692
Alamo Group	10,035	1,259,894
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Albany International Class A	32,743	$ 2,485,849
Altra Industrial Motion	66,878	2,421,652
Astec Industries	23,369	981,498
Barnes Group	49,954	3,095,150
†Blue Bird	14,892	341,325
Briggs & Stratton	47,814	318,441
†Chart Industries	38,574	2,603,359
†CIRCOR International	20,626	953,746
Columbus McKinnon	26,008	1,041,100
†Commercial Vehicle Group	30,800	195,580
Douglas Dynamics	22,949	1,262,195
Eastern	5,400	164,862
†Energy Recovery	37,400	366,146
EnPro Industries	22,709	1,518,778
ESCO Technologies	26,638	2,464,015
†Evoqua Water Technologies	77,200	1,462,940
Federal Signal	62,207	2,006,176
Franklin Electric	48,240	2,765,117
†Gencor Industries	11,730	136,889
Gorman-Rupp	20,282	760,575
Graham	10,262	224,533
Greenbrier	32,401	1,050,764
†Harsco	82,600	1,900,626
Helios Technologies	32,028	1,480,654
Hillenbrand	75,832	2,525,964
Hurco	6,369	244,315
Hyster-Yale Materials Handling	10,166	599,387
John Bean Technologies	32,692	3,683,081
Kadant	11,299	1,190,237
Kennametal	85,900	3,168,851
†LB Foster Class A	9,908	192,017
Lindsay	11,107	1,066,161
Luxfer Holdings	31,400	581,214
†Lydall	18,102	371,453
†Manitowoc	40,975	717,063
†Meritor	83,212	2,179,322
Miller Industries	13,146	488,111
Mueller Industries	57,540	1,826,895
Mueller Water Products Class A	171,127	2,050,102
†Navistar International	54,400	1,574,336
NN	41,056	379,768
Omega Flex	3,189	342,148
Park-Ohio Holdings	9,216	310,118
†Proto Labs	28,243	2,868,077
†RBC Bearings	25,518	4,040,520
REV Group	30,500	373,015
†Rexnord	110,264	3,596,812
Spartan Motors	38,816	701,793
†SPX	47,700	2,426,976
†SPX FLOW	43,400	2,120,958
Standex International	12,854	1,019,965
Tennant	18,581	1,447,832

LVIP SSGA Small-Cap Index Fund–19

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Terex	65,800	$ 1,959,524
Titan International	52,210	189,000
†TriMas	47,025	1,477,055
†Twin Disc	9,200	101,384
Wabash National	55,640	817,352
Watts Water Technologies Class A	28,894	2,882,465
†Welbilt	135,500	2,115,155
		86,389,982
Marine–0.14%
Costamare	53,000	505,090
†Eagle Bulk Shipping	48,596	223,541
Genco Shipping & Trading	19,600	208,152
Matson	44,200	1,803,360
†Safe Bulkers	54,300	92,310
Scorpio Bulkers	62,391	397,431
		3,229,884
Media–0.93%
†Boston Omaha Class A	12,200	256,688
†Cardlytics	16,100	1,012,046
†Central European Media Enterprises Class A	87,461	396,198
†Clear Channel Outdoor Holdings	46,000	131,560
†comScore	57,700	285,038
†Cumulus Media Class A	17,200	302,204
†Daily Journal	1,250	363,025
Emerald Expositions Events	26,000	274,300
Entercom Communications Class A	126,906	588,844
Entravision Communications Class A	67,130	175,881
EW Scripps Class A	61,266	962,489
†Fluent	54,600	136,500
Gannett	131,224	837,209
†Gray Television	94,418	2,024,322
†Hemisphere Media Group	22,200	329,670
†Lee Enterprises	69,800	99,116
†Liberty Latin America Class A	50,413	972,971
†Liberty Latin America Class C	118,556	2,307,100
†Loral Space & Communications	14,961	483,540
†Marchex Class B	43,800	165,564
†MDC Partners Class A	57,535	159,947
Meredith	41,434	1,345,362
†MSG Networks Class A	43,300	753,420
National CineMedia	61,629	449,275
Saga Communications Class A	3,413	103,755
Scholastic	31,891	1,226,209
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†TechTarget	24,598	$ 642,008
TEGNA	227,994	3,805,220
Tribune Publishing	22,200	292,152
†WideOpenWest	35,894	266,333
		21,147,946
Metals & Mining–1.26%
†AK Steel Holding	352,739	1,160,511
†Allegheny Technologies	131,400	2,714,724
Carpenter Technology	49,200	2,449,176
†Century Aluminum	58,458	439,312
Cleveland-Cliffs	278,100	2,336,040
†Coeur Mining	237,786	1,921,311
Commercial Metals	122,900	2,736,983
Compass Minerals International	35,500	2,164,080
Gold Resource	55,400	306,916
Haynes International	14,681	525,286
Hecla Mining	490,976	1,664,409
Kaiser Aluminum	16,622	1,843,214
Materion	22,284	1,324,784
†Mayville Engineering	8,600	80,668
†Novagold Resources	240,700	2,156,672
Olympic Steel	10,006	179,307
†Ramaco Resources	4,941	17,689
†Ryerson Holding	16,325	193,125
Schnitzer Steel Industries Class A	29,901	648,254
SunCoke Energy	74,644	465,032
†Synalloy	9,400	121,354
†TimkenSteel	47,000	369,420
Warrior Met Coal	53,300	1,126,229
Worthington Industries	39,708	1,674,883
		28,619,379
Mortgage Real Estate Investment Trusts (REITs)–1.26%
AG Mortgage Investment Trust	38,184	588,797
Anworth Mortgage Asset	113,731	400,333
Apollo Commercial Real Estate Finance	164,881	3,015,673
Ares Commercial Real Estate	31,989	506,706
Arlington Asset Investment Class A	35,910	200,019
ARMOUR Residential REIT	61,153	1,092,804
Blackstone Mortgage Trust Class A	135,217	5,032,777
Capstead Mortgage	103,608	820,575
Cherry Hill Mortgage Investment	20,000	291,800
Colony Credit Real Estate	83,200	1,094,912
Dynex Capital	28,443	481,824
Ellington Financial	31,400	575,562
Exantas Capital	31,982	377,707

LVIP SSGA Small-Cap Index Fund–20

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Mortgage Real Estate Investment Trusts (REITs) (continued)
Granite Point Mortgage Trust	59,400	$ 1,091,772
Great Ajax	16,479	244,054
Invesco Mortgage Capital	151,361	2,520,161
KKR Real Estate Finance Trust	25,600	522,752
Ladder Capital	107,189	1,933,690
New York Mortgage Trust	252,132	1,570,782
Orchid Island Capital	62,000	362,700
PennyMac Mortgage Investment Trust	91,321	2,035,545
Ready Capital	31,019	478,313
Redwood Trust	115,925	1,917,400
TPG RE Finance Trust	50,900	1,031,743
Western Asset Mortgage Capital	55,684	575,216
		28,763,617
Multiline Retail–0.11%
Big Lots	40,700	1,168,904
Dillard's Class A	11,800	867,064
†JC Penney	365,486	409,344
		2,445,312
Multi-Utilities–0.58%
Avista	68,826	3,309,842
Black Hills	65,073	5,110,833
NorthWestern	53,206	3,813,274
Unitil	15,941	985,473
		13,219,422
Oil, Gas & Consumable Fuels–2.14%
†Abraxas Petroleum	157,712	55,373
†Altus Midstream Class A	62,100	177,606
Amplify Energy	12,459	82,354
Arch Coal Class A	17,400	1,248,276
†Ardmore Shipping	32,900	297,745
Berry Petroleum	72,671	685,288
†Bonanza Creek Energy	20,400	476,136
Brigham Minerals Class A	19,000	407,360
†California Resources	55,200	498,456
†Callon Petroleum	411,522	1,987,650
†Chaparral Energy Class A	40,500	71,280
†Clean Energy Fuels	142,195	332,736
†CNX Resources	201,600	1,784,160
†Comstock Resources	21,100	173,653
†CONSOL Energy	28,700	416,437
†Contura Energy	21,700	196,385
CVR Energy	30,600	1,237,158
Delek US Holdings	80,179	2,688,402
†Denbury Resources	521,189	734,877
DHT Holdings	88,500	732,780
†Diamond S Shipping	26,500	443,610
†Dorian LPG	27,336	423,161
†Earthstone Energy Class A	18,900	119,637
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Energy Fuels	88,100	$ 168,271
Evolution Petroleum	25,347	138,648
†Extraction Oil & Gas	76,400	161,968
Falcon Minerals	46,000	324,760
GasLog	46,317	453,443
Golar LNG	104,501	1,486,004
†Goodrich Petroleum	10,500	105,420
Green Plains	42,693	658,753
†Gulfport Energy	180,000	547,200
Hallador Energy	18,300	54,351
†HighPoint Resources	115,190	194,671
†International Seaways	25,565	760,814
†Jagged Peak Energy	73,700	625,713
†Laredo Petroleum	210,900	605,283
†Magnolia Oil & Gas Class A	104,000	1,308,320
†Matador Resources	115,630	2,077,871
†Montage Resources	27,506	218,398
NACCO Industries Class A	3,538	165,685
†NextDecade	4,661	28,619
Nordic American Tankers	157,898	776,858
†Northern Oil and Gas	323,800	757,692
†Oasis Petroleum	328,800	1,071,888
†Overseas Shipholding Group Class A	54,300	124,890
Panhandle Oil and Gas Class A	15,948	178,777
†Par Pacific Holdings	36,235	842,101
†PDC Energy	64,850	1,697,125
Peabody Energy	73,312	668,605
†Penn Virginia	14,200	430,970
†PrimeEnergy Resources	700	105,882
QEP Resources	245,600	1,105,200
†Renewable Energy Group	36,864	993,485
†REX American Resources	6,050	495,858
†Ring Energy	70,987	187,406
†SandRidge Energy	35,100	148,824
Scorpio Tankers	45,522	1,790,835
SFL	83,842	1,219,063
†SilverBow Resources	7,700	76,230
SM Energy	115,600	1,299,344
†Southwestern Energy	558,794	1,352,281
†SRC Energy	249,713	1,028,818
†Talos Energy	23,800	717,570
Teekay	70,400	374,528
†Teekay Tankers Class A	24,430	585,587
†Tellurian	96,200	700,336
†Unit	59,300	41,249
†Uranium Energy	211,100	194,043
†W&T Offshore	108,636	604,016
†Whiting Petroleum	103,100	756,754
World Fuel Services	69,400	3,013,348
		48,694,275

LVIP SSGA Small-Cap Index Fund–21

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Paper & Forest Products–0.42%
Boise Cascade	40,146	$ 1,466,534
†Clearwater Paper	18,751	400,521
Louisiana-Pacific	123,378	3,660,625
Neenah	17,295	1,218,087
PH Glatfelter	47,873	876,076
Schweitzer-Mauduit International	31,767	1,333,896
†Verso Class A	39,200	706,776
		9,662,515
Personal Products–0.32%
†BellRing Brands Class A	40,400	860,116
†Edgewell Personal Care	56,200	1,739,952
†elf Beauty	31,000	500,030
Inter Parfums	18,193	1,322,813
†Lifevantage	17,600	274,736
Medifast	11,687	1,280,661
†Nature's Sunshine Products	8,440	75,369
†Revlon Class A	6,954	148,955
†USANA Health Sciences	13,905	1,092,238
		7,294,870
Pharmaceuticals–1.83%
†AcelRx Pharmaceuticals	97,100	204,881
†Acer Therapeutics	6,700	26,867
†Aclaris Therapeutics	42,500	80,325
†Aerie Pharmaceuticals	43,400	1,048,978
†Akorn	111,400	167,100
†Amneal Pharmaceuticals Class A	108,202	521,534
†Amphastar Pharmaceuticals	36,600	706,014
†ANI Pharmaceuticals	10,600	653,702
†Arvinas HoldingLLC	20,700	850,563
†Assertio Therapeutics	60,357	75,446
†Axsome Therapeutics	26,100	2,697,696
†BioDelivery Sciences International	96,200	607,984
†Cara Therapeutics	43,400	699,174
†Cerecor	28,400	153,076
†Chiasma	32,000	158,720
†Collegium Pharmaceutical	34,000	699,720
†Corcept Therapeutics	100,002	1,210,024
†CorMedix	29,200	212,576
†Cymabay Therapeutics	80,300	157,388
†Dermira	54,500	826,220
†Eloxx Pharmaceuticals	26,060	191,802
†Endo International	227,700	1,067,913
†Evofem Biosciences	19,100	117,847
†Evolus	17,400	211,758
†EyePoint Pharmaceuticals	83,400	129,270
†Innoviva	70,400	996,864
†Intersect ENT	35,300	878,970
†Intra-Cellular Therapies	51,200	1,756,672
†Kala Pharmaceuticals	17,100	63,099
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Lannett	37,580	$ 331,456
†Liquidia Technologies	17,595	75,219
†Mallinckrodt	98,300	343,067
†Marinus Pharmaceuticals	39,800	85,968
†Menlo Therapeutics	9,900	45,936
†MyoKardia	46,500	3,389,152
†NGM Biopharmaceuticals	24,000	443,760
†Ocular Therapeutix	32,300	127,585
†Odonate Therapeutics	13,300	431,585
†Omeros	52,366	737,837
†Optinose	19,700	181,634
†Osmotica Pharmaceuticals	13,600	95,064
†Pacira BioSciences	42,175	1,910,527
†Paratek Pharmaceuticals	33,800	136,214
†Phathom Pharmaceuticals	11,400	354,996
Phibro Animal Health Class A	22,800	566,124
†Prestige Consumer Healthcare	54,055	2,189,227
†Reata Pharmaceuticals Class A	23,457	4,795,314
†resTORbio	18,900	28,161
†Revance Therapeutics	51,200	830,976
†SIGA Technologies	55,400	264,258
†Strongbridge Biopharma	47,200	98,648
†Supernus Pharmaceuticals	54,190	1,285,387
†TherapeuticsMD	196,627	475,837
†Theravance Biopharma	48,400	1,253,076
†Tricida	22,200	837,828
†Verrica Pharmaceuticals	16,800	266,952
†WaVe Life Sciences	26,000	208,390
†Xeris Pharmaceuticals	27,213	191,852
†Zogenix	44,535	2,321,610
†Zynerba Pharmaceuticals	24,900	150,396
		41,626,219
Professional Services–1.46%
†Acacia Research	54,476	144,906
†ASGN	53,604	3,804,276
Barrett Business Services	7,732	699,437
BG Staffing	8,300	181,687
†CBIZ	52,946	1,427,424
CRA International	8,151	443,985
Exponent	54,301	3,747,312
†Forrester Research	11,933	497,606
†Franklin Covey	11,980	386,115
†FTI Consulting	39,606	4,382,800
†GP Strategies	15,552	205,753
Heidrick & Struggles International	22,064	717,080
†Huron Consulting Group	23,278	1,599,664
ICF International	18,851	1,727,129
†InnerWorkings	47,957	264,243
Insperity	39,167	3,369,929

LVIP SSGA Small-Cap Index Fund–22

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
Kelly Services Class A	35,777	$ 807,845
Kforce	23,038	914,608
Korn/Ferry International	58,945	2,499,268
†Mistras Group	18,147	258,958
Resources Connection	34,189	558,306
†TriNet Group	46,800	2,649,348
†TrueBlue	44,600	1,073,076
†Upwork	62,600	667,942
†Willdan Group	11,700	371,826
		33,400,523
Real Estate Management & Development–0.70%
†Altisource Portfolio Solutions S.A.	4,700	90,851
†American Realty Investors	1,592	27,271
Consolidated-Tomoka Land	5,999	361,860
†Cushman & Wakefield	118,956	2,431,461
†eXp World Holdings	19,800	224,334
†Forestar Group	12,705	264,899
†FRP Holdings	7,872	392,104
Griffin Industrial Realty	1,800	71,190
Kennedy-Wilson Holdings	128,453	2,864,502
†Marcus & Millichap	23,400	871,650
†Maui Land Pineapple	5,400	60,750
Newmark Group Class A	148,500	1,998,067
†Rafael Holdings Class B	12,700	226,568
RE/MAX Holdings Class A	19,798	762,025
Realogy Holdings	118,697	1,148,987
†Redfin	91,800	1,940,652
RMR Group Class A	16,968	774,420
†St Joe	34,168	677,551
†Stratus Properties	8,000	247,840
†Tejon Ranch	25,018	399,788
†Transcontinental Realty Investors	2,115	84,346
		15,921,116
Road & Rail–0.50%
ArcBest	28,475	785,910
†Avis Budget Group	61,400	1,979,536
†Covenant Transportation Group Class A	14,900	192,583
†Daseke	43,700	138,092
Heartland Express	47,109	991,644
†Hertz Global Holdings	104,875	1,651,781
Marten Transport	44,663	959,808
†PAM Transportation Services	1,400	80,794
†Saia	27,083	2,521,969
Universal Logistics Holdings	9,097	172,479
†US Xpress Enterprises Class A	21,200	106,636
Werner Enterprises	46,956	1,708,729
†YRC Worldwide	34,700	88,485
		11,378,446
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–2.78%
†Adesto Technologies	23,312	$ 198,152
†Advanced Energy Industries	39,679	2,825,145
†Alpha & Omega Semiconductor	20,571	280,177
†Ambarella	34,392	2,082,780
†Amkor Technology	104,165	1,354,145
†Axcelis Technologies	36,833	887,491
†AXT	39,500	171,825
Brooks Automation	74,190	3,113,012
Cabot Microelectronics	30,485	4,399,595
†CEVA	24,317	655,586
†Cirrus Logic	62,154	5,122,111
Cohu	45,313	1,035,402
†Diodes	42,665	2,405,026
†DSP Group	25,900	407,666
†Enphase Energy	96,300	2,516,319
†FormFactor	76,931	1,997,898
†GSI Technology	19,600	138,964
†Ichor Holdings	21,900	728,613
†Impinj	14,800	382,728
†Inphi	47,094	3,485,898
†Lattice Semiconductor	130,426	2,496,354
†MACOM Technology Solutions Holdings	51,442	1,368,357
†MaxLinear Class A	67,534	1,433,071
†NeoPhotonics	35,800	315,756
NVE	5,518	393,985
†Onto Innovation	50,524	1,846,147
†PDF Solutions	33,746	569,970
†Photronics	73,160	1,153,002
Power Integrations	29,656	2,933,275
†Rambus	114,386	1,575,667
†Semtech	69,084	3,654,544
†Silicon Laboratories	46,086	5,345,054
†SMART Global Holdings	13,501	512,228
†SunPower	64,300	501,540
†Synaptics	35,952	2,364,563
†Ultra Clean Holdings	42,129	988,768
†Veeco Instruments	54,935	806,720
Xperi	50,635	936,748
		63,384,282
Software–4.41%
†8x8	98,005	1,793,492
†A10 Networks	61,738	424,140
†ACI Worldwide	121,351	4,597,383
†Agilysys	22,804	579,450
†Alarm.com Holdings	38,200	1,641,454
†Altair Engineering Class A	42,300	1,518,993
American Software Class A	30,088	447,709
†Appfolio Class A	16,900	1,858,155
†Appian	32,500	1,241,825
†Avaya Holdings	115,200	1,555,200
†Benefitfocus	30,195	662,478

LVIP SSGA Small-Cap Index Fund–23

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
Blackbaud	51,371	$ 4,089,132
†Blackline	44,683	2,303,855
†Bottomline Technologies	44,671	2,394,366
†Box Class A	149,400	2,506,932
†ChannelAdvisor	32,200	291,088
†Cision	95,426	951,397
†Cloudera	245,350	2,853,421
†CommVault Systems	42,602	1,901,753
†Cornerstone OnDemand	60,910	3,566,280
†Digimarc	13,458	451,650
†Digital Turbine	77,800	554,714
†Domo Class B	20,100	436,572
Ebix	23,778	794,423
†eGain	19,600	155,232
†Envestnet	50,059	3,485,608
†Everbridge	35,605	2,780,038
†Five9	63,900	4,190,562
†ForeScout Technologies	44,600	1,462,880
†GTY Technology Holdings	36,700	216,163
†Ideanomics	68,900	58,958
†Instructure	36,999	1,783,722
†Intelligent Systems	8,500	339,490
j2 Global	49,987	4,684,282
†LivePerson	65,818	2,435,266
†Majesco	8,516	70,257
†MicroStrategy Class A	8,584	1,224,336
†Mitek Systems	43,900	335,835
†MobileIron	96,800	470,448
†Model N	33,200	1,164,324
†OneSpan	35,896	614,540
†Phunware	52,500	62,475
†Ping Identity Holding	13,000	315,900
Progress Software	46,300	1,923,765
†PROS Holdings	34,437	2,063,465
†Q2 Holdings	45,500	3,689,140
QAD Class A	11,373	579,227
†Qualys	35,625	2,970,056
†Rapid7	52,200	2,924,244
†Rimini Street	12,016	46,622
†SailPoint Technologies Holding	89,400	2,109,840
†SecureWorks Class A	8,800	146,608
†SharpSpring	11,300	129,611
†ShotSpotter	7,800	198,900
†SPS Commerce	37,402	2,072,819
†SVMK	92,300	1,649,401
†Synchronoss Technologies	45,600	216,600
†Telaria	49,300	434,333
†Telenav	36,909	179,378
†Tenable Holdings	37,800	905,688
TiVo	125,861	1,067,301
†Upland Software	23,075	824,008
†Varonis Systems	30,907	2,401,783
†Verint Systems	68,656	3,800,796
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†VirnetX Holding	68,104	$ 258,795
†Workiva	39,500	1,660,975
†Yext	96,700	1,394,414
†Zix	57,874	392,386
†Zuora Class A	93,600	1,341,288
		100,647,621
Specialty Retail–2.50%
Aaron's	72,300	4,129,053
Abercrombie & Fitch Class A	68,600	1,186,094
American Eagle Outfitters	169,318	2,488,975
†America's Car-Mart	7,285	798,873
†Asbury Automotive Group	20,044	2,240,719
†Ascena Retail Group	10,117	77,543
†At Home Group	50,192	276,056
†Barnes & Noble Education	41,543	177,389
Bed Bath & Beyond	132,200	2,287,060
†Boot Barn Holdings	28,618	1,274,360
Buckle	33,208	897,944
Caleres	43,251	1,027,211
Camping World Holdings Class A	37,800	557,172
Cato Class A	23,382	406,847
Chico's FAS	121,500	462,915
Children's Place	15,901	994,131
Citi Trends	12,476	288,445
†Conn's	23,009	285,082
†Container Store Group	15,800	66,676
Designer Brands Class A	71,200	1,120,688
†Express	77,175	375,842
GameStop Class A	102,800	625,024
†Genesco	14,632	701,165
†GNC Holdings Class A	83,700	225,990
Group 1 Automotive	18,235	1,823,500
Guess	52,821	1,182,134
Haverty Furniture	21,714	437,754
†Hibbett Sports	21,182	593,943
†Hudson Class A	45,400	696,436
J. Jill	16,700	18,871
Lithia Motors Class A	23,237	3,415,839
†Lumber Liquidators Holdings	33,816	330,382
†MarineMax	23,740	396,221
†Michaels	98,200	794,438
Monro	34,149	2,670,452
†Murphy USA	30,400	3,556,800
†National Vision Holdings	84,000	2,724,120
Office Depot	554,800	1,520,152
†Party City Holdco	65,000	152,100
Rent-A-Center	50,310	1,450,940
†RH	17,365	3,707,427
†RTW Retailwinds	34,700	27,795
†Sally Beauty Holdings	129,400	2,361,550
Shoe Carnival	11,721	436,959
Signet Jewelers	58,076	1,262,572

LVIP SSGA Small-Cap Index Fund–24

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Sleep Number	30,746	$ 1,513,933
Sonic Automotive Class A	25,331	785,261
†Sportsman's Warehouse Holdings	39,900	320,397
Tailored Brands	57,342	237,396
Tilly's Class A	25,663	314,372
Winmark	2,987	592,322
†Zumiez	21,923	757,220
		57,052,540
Technology Hardware, Storage & Peripherals–0.15%
†3D Systems	119,822	1,048,443
AstroNova	8,500	116,620
†Avid Technology	28,700	246,246
†Diebold Nixdorf	78,800	832,128
†Immersion	29,627	220,129
†Stratasys	53,100	1,073,947
		3,537,513
Textiles, Apparel & Luxury Goods–0.96%
†Centric Brands	23,600	51,212
†Crocs	72,900	3,053,781
Culp	11,280	153,634
†Deckers Outdoor	29,400	4,964,484
†Delta Apparel	7,900	245,690
†Fossil Group	52,000	409,760
†G-III Apparel Group	46,396	1,554,266
†Kontoor Brands	45,900	1,927,341
Movado Group	18,280	397,407
Oxford Industries	17,166	1,294,660
Rocky Brands	7,600	223,668
Steven Madden	88,901	3,823,632
Superior Group of Companies	9,100	123,214
†Unifi	17,674	446,445
†Vera Bradley	24,379	287,672
†Vince Holding	4,400	76,164
Wolverine World Wide	82,971	2,799,442
		21,832,472
Thrifts & Mortgage Finance–2.08%
†Axos Financial	60,060	1,818,617
†Bridgewater Bancshares	25,800	355,524
Capitol Federal Financial	137,500	1,887,875
†Columbia Financial	54,000	914,760
Dime Community Bancshares	35,851	748,927
†Entegra Financial	8,218	247,855
ESSA Bancorp	9,700	164,415
Essent Group	103,109	5,360,637
Federal Agricultural Mortgage Class C	9,174	766,029
First Defiance Financial	19,386	610,465
Flagstar Bancorp	35,700	1,365,525
FS Bancorp	5,000	318,950
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Greene County Bancorp	3,452	$ 99,383
Hingham Institution for Savings	1,360	285,872
Home Bancorp	9,374	367,367
†HomeStreet	22,129	752,386
Kearny Financial	85,737	1,185,743
Luther Burbank	20,700	238,671
Merchants Bancorp	8,076	159,178
Meridian Bancorp	49,054	985,495
Meta Financial Group	37,900	1,383,729
†MMA Capital Holdings	6,100	193,980
†Mr Cooper Group	77,302	967,048
†NMI Holdings Class A	67,800	2,249,604
Northfield Bancorp	49,856	845,558
Northwest Bancshares	104,366	1,735,607
OceanFirst Financial	52,067	1,329,791
†Ocwen Financial	120,300	164,811
OP Bancorp	14,400	149,328
PCSB Financial	19,600	396,900
PennyMac Financial Services Class A	25,300	861,212
†Pioneer Bancorp	13,400	205,154
†Ponce de Leon Federal Bank	10,300	151,410
†Provident Bancorp	8,955	111,490
Provident Financial Holdings	7,600	166,440
Provident Financial Services	64,031	1,578,364
Prudential Bancorp	8,400	155,652
Radian Group	218,054	5,486,239
Riverview Bancorp	20,509	168,379
Southern Missouri Bancorp	8,098	310,639
Sterling Bancorp	22,300	180,630
Territorial Bancorp	7,947	245,880
Timberland Bancorp	8,640	256,954
TrustCo Bank	96,703	838,415
United Community Financial	54,884	639,947
Walker & Dunlop	28,763	1,860,391
Washington Federal	83,900	3,074,935
Waterstone Financial	23,980	456,339
Western New England Bancorp	31,500	303,345
WSFS Financial	54,949	2,417,206
		47,519,051
Tobacco–0.15%
†22nd Century Group	127,200	139,920
†Pyxus International	9,800	87,612
Turning Point Brands	8,225	235,235
Universal	25,342	1,446,014
Vector Group	114,786	1,536,985
		3,445,766
Trading Companies & Distributors–1.39%
Aircastle	54,044	1,729,948

LVIP SSGA Small-Cap Index Fund–25

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
Applied Industrial Technologies	40,030	$ 2,669,601
†Beacon Roofing Supply	70,890	2,267,062
†BlueLinx Holdings	9,500	135,375
†BMC Stock Holdings	69,300	1,988,217
†CAI International	20,207	585,599
†DXP Enterprises	18,312	729,001
†EVI Industries	3,600	97,344
†Foundation Building Materials	16,100	311,535
GATX	37,800	3,131,730
†General Finance	11,700	129,519
†GMS	40,800	1,104,864
H&E Equipment Services	32,581	1,089,183
†Herc Holdings	24,800	1,213,712
Kaman	28,752	1,895,332
†Lawson Products	3,671	191,259
†MRC Global	81,800	1,115,752
†NOW	119,356	1,341,561
Rush Enterprises Class A	28,319	1,316,833
Rush Enterprises Class B	6,007	274,520
†SiteOne Landscape Supply	42,800	3,879,820
Systemax	14,258	358,731
†Textainer Group Holdings	55,620	595,690
†Titan Machinery	19,770	292,201
†Transcat	8,500	270,810
Triton International	59,189	2,379,398
†Veritiv	14,000	275,380
†Willis Lease Finance	3,700	217,967
		31,587,944
Water Utilities–0.48%
American States Water	38,479	3,333,821
†AquaVenture Holdings	12,900	349,848
Artesian Resources Class A	9,563	355,839
†Cadiz	11,200	123,424
California Water Service Group	50,342	2,595,633
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Water Utilities (continued)
Consolidated Water	14,900	$ 242,870
Global Water Resources	10,983	144,426
Middlesex Water	16,431	1,044,519
†Pure Cycle	16,500	207,735
SJW Group	27,415	1,948,110
York Water	14,737	679,523
		11,025,748
Wireless Telecommunication Services–0.14%
†Boingo Wireless	44,797	490,527
†Gogo	68,500	438,400
Shenandoah Telecommunications	49,850	2,074,258
Spok Holdings	21,077	257,772
		3,260,957
Total Common Stock (Cost $1,703,626,830)		2,225,617,842
RIGHTS–0.01%
=†πMedia General CVR	82,000	7,790
=†πNewsstar Financial CVR	22,898	16,082
=†πSchulman CVR Class A	28,031	0
=†πTobira Therapeutics CVR	7,700	107,184
Total Rights (Cost $0)		131,056

MONEY MARKET FUND–2.26%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	51,476,628	51,476,628
Total Money Market Fund (Cost $51,476,628)		51,476,628

TOTAL INVESTMENTS–99.89% (Cost $1,755,103,458)	2,277,225,526
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	2,616,290
NET ASSETS APPLICABLE TO 71,948,833 SHARES OUTSTANDING–100.00%	$2,279,841,816
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND STANDARD CLASS ($1,839,739,661 / 58,050,192 Shares)	$31.692
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND SERVICE CLASS ($440,102,155 / 13,898,641 Shares)	$31.665
LVIP SSGA Small-Cap Index Fund–26

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$1,716,083,619
Distributable earnings/(accumulated loss)	563,758,197
TOTAL NET ASSETS	$2,279,841,816

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2019, the aggregate value of restricted securities was $137,517, which represented 0.01% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Cobalt International Energy	7/6/2017	$ —	$ —
Corium International	11/29/2018	4,896	4,896
Media General CVR	1/18/2017	—	7,790
Newsstar Financial CVR	12/26/2017	—	16,082
Oncternal Therapeutics	12/26/2017	1,697	1,565
Schulman CVR Class A	8/22/2018	—	—
Tobira Therapeutics CVR	11/2/2016	—	107,184
Total		$6,593	$137,517

★ Includes $2,028,000 cash collateral held at broker for futures contracts, $222,064 variation margin due from broker on futures contracts, $1,776,754 payable for fund shares redeemed, $198,547 other accrued expenses payable and $755,587 due to manager and affiliates as of December 31, 2019.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
676	E-mini Russell 2000 Index	$56,466,280	$56,030,072	3/20/20	$436,208	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019.

Summary of Abbreviations:
CVR–Contingent Value Rights
IT–Information Technology
LNG–Liquefied Natural Gas
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–27

LVIP SSGA Small-Cap Index Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 28,289,756
Interest	56,019
Foreign taxes withheld	(9,277)
28,336,498
EXPENSES:
Management fees	7,068,003
Distribution fees-Service Class	1,000,388
Shareholder servicing fees	640,538
Accounting and administration expenses	389,458
Index fees	359,909
Reports and statements to shareholders	168,612
Trustees’ fees and expenses	65,897
Professional fees	54,708
Pricing fees	27,004
Custodian fees	17,595
Consulting fees	3,501
Other	29,556
9,825,169
Less:
Management fees waived	(24,999)
Total operating expenses	9,800,170
NET INVESTMENT INCOME	18,536,328
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	46,085,530
Futures contracts	7,256,223
Net realized gain	53,341,753
Net change in unrealized appreciation (depreciation) of:
Investments	414,436,311
Futures contracts	4,599,714
Net change in unrealized appreciation (depreciation)	419,036,025
NET REALIZED AND UNREALIZED GAIN	472,377,778
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$490,914,106
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 18,536,328	$ 19,531,344
Net realized gain	53,341,753	126,254,872
Net change in unrealized appreciation (depreciation)	419,036,025	(420,111,716)
Net increase (decrease) in net assets resulting from operations	490,914,106	(274,325,500)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(100,505,562)	(86,585,965)
Service Class	(23,142,931)	(15,983,942)
	(123,648,493)	(102,569,907)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	266,840,207	814,597,817
Service Class	76,845,616	88,840,484
Reinvestment of dividends and distributions:
Standard Class	100,505,562	86,585,965
Service Class	23,142,931	15,983,942
	467,334,316	1,006,008,208
Cost of shares redeemed:
Standard Class	(575,455,586)	(218,399,639)
Service Class	(58,276,279)	(53,995,348)
	(633,731,865)	(272,394,987)
Increase (decrease) in net assets derived from capital share transactions	(166,397,549)	733,613,221
NET INCREASE IN NET ASSETS	200,868,064	356,717,814
NET ASSETS:
Beginning of year	2,078,973,752	1,722,255,938
End of year	$2,279,841,816	$2,078,973,752
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–28

LVIP SSGA Small-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 26.880	$ 31.733	$ 28.753	$ 24.643	$ 26.990
Income (loss) from investment operations:
Net investment income[1]	0.270	0.313	0.257	0.257	0.246
Net realized and unrealized gain (loss)	6.358	(3.685)	3.774	4.789	(1.514)
Total from investment operations	6.628	(3.372)	4.031	5.046	(1.268)
Less dividends and distributions from:
Net investment income	(0.293)	(0.313)	(0.306)	(0.364)	(0.247)
Net realized gain	(1.523)	(1.168)	(0.745)	(0.572)	(0.832)
Total dividends and distributions	(1.816)	(1.481)	(1.051)	(0.936)	(1.079)
Net asset value, end of period	$ 31.692	$ 26.880	$ 31.733	$ 28.753	$ 24.643
Total return[2]	25.03%	(11.37%)	14.21%	20.68%	(4.71%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,839,740	$1,743,015	$1,376,730	$1,117,983	$1,183,053
Ratio of expenses to average net assets	0.40%	0.39%	0.39%	0.37%	0.37%
Ratio of net investment income to average net assets	0.88%	0.96%	0.85%	1.02%	0.91%
Portfolio turnover	19%	18%	15%	16%	32%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–29

LVIP SSGA Small-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 26.866	$ 31.715	$ 28.741	$ 24.643	$ 26.987
Income (loss) from investment operations:
Net investment income[1]	0.193	0.231	0.181	0.194	0.178
Net realized and unrealized gain (loss)	6.350	(3.675)	3.768	4.777	(1.510)
Total from investment operations	6.543	(3.444)	3.949	4.971	(1.332)
Less dividends and distributions from:
Net investment income	(0.221)	(0.237)	(0.230)	(0.301)	(0.180)
Net realized gain	(1.523)	(1.168)	(0.745)	(0.572)	(0.832)
Total dividends and distributions	(1.744)	(1.405)	(0.975)	(0.873)	(1.012)
Net asset value, end of period	$ 31.665	$ 26.866	$ 31.715	$ 28.741	$ 24.643
Total return[2]	24.72%	(11.59%)	13.93%	20.38%	(4.95%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$440,102	$ 335,959	$345,526	$304,903	$276,877
Ratio of expenses to average net assets	0.65%	0.64%	0.64%	0.62%	0.62%
Ratio of net investment income to average net assets	0.63%	0.71%	0.60%	0.77%	0.66%
Portfolio turnover	19%	18%	15%	16%	32%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–30

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Small-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a
LVIP SSGA Small-Cap Index Fund–31

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.32% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the first $500 million of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$125,781
Legal	24,948
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $124,815 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$607,746
Distribution fees payable to LFD	92,572
Shareholder servicing fees payable to Lincoln Life	55,269
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Small-Cap Index Fund–32

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$402,344,398
Sales	632,783,727
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,774,300,693
Aggregate unrealized appreciation of investments and derivatives	$ 710,183,480
Aggregate unrealized depreciation of investments and derivatives	(207,258,647)
Net unrealized appreciation of investments and derivatives	$ 502,924,833
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 28,292,526	$—	$ —	$ 28,292,526
Air Freight & Logistics	6,924,379	—	—	6,924,379
Airlines	10,310,084	—	—	10,310,084
Auto Components	23,183,267	—	—	23,183,267
Automobiles	1,789,294	—	—	1,789,294
Banks	219,265,560	—	—	219,265,560
Beverages	6,984,785	—	—	6,984,785
Biotechnology	184,260,971	—	1,565	184,262,536
Building Products	34,819,504	—	—	34,819,504
Capital Markets	32,476,915	—	—	32,476,915
Chemicals	41,818,916	—	—	41,818,916
LVIP SSGA Small-Cap Index Fund–33

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Commercial Services & Supplies	$ 60,130,291	$—	$ —	$ 60,130,291
Communications Equipment	25,676,056	—	—	25,676,056
Construction & Engineering	24,003,418	—	—	24,003,418
Construction Materials	3,917,131	—	—	3,917,131
Consumer Finance	12,373,126	—	—	12,373,126
Containers & Packaging	2,497,631	—	—	2,497,631
Distributors	1,775,916	—	—	1,775,916
Diversified Consumer Services	19,808,944	—	—	19,808,944
Diversified Financial Services	5,572,740	—	—	5,572,740
Diversified Telecommunication Services	11,752,626	—	—	11,752,626
Electric Utilities	22,315,427	—	—	22,315,427
Electrical Equipment	21,632,630	—	—	21,632,630
Electronic Equipment, Instruments & Components	58,480,027	—	—	58,480,027
Energy Equipment & Services	23,195,365	—	—	23,195,365
Entertainment	5,630,996	—	—	5,630,996
Equity Real Estate Investment Trusts	156,304,498	—	—	156,304,498
Food & Staples Retailing	15,433,212	—	—	15,433,212
Food Products	29,192,739	—	—	29,192,739
Gas Utilities	25,761,601	—	—	25,761,601
Health Care Equipment & Supplies	86,972,866	—	—	86,972,866
Health Care Providers & Services	50,354,776	—	—	50,354,776
Health Care Technology	22,991,112	—	—	22,991,112
Hotels, Restaurants & Leisure	60,259,055	—	—	60,259,055
Household Durables	38,096,769	—	—	38,096,769
Household Products	4,574,799	—	—	4,574,799
Independent Power and Renewable Electricity Producers	9,561,749	—	—	9,561,749
Industrial Conglomerates	1,276,777	—	—	1,276,777
Insurance	50,782,604	—	—	50,782,604
Interactive Media & Services	10,228,361	—	4,896	10,233,257
Internet & Direct Marketing Retail	8,041,277	—	—	8,041,277
IT Services	48,478,778	—	—	48,478,778
Leisure Products	9,004,261	—	—	9,004,261
Life Sciences Tools & Services	14,320,222	—	—	14,320,222
Machinery	86,389,982	—	—	86,389,982
Marine	3,229,884	—	—	3,229,884
Media	21,147,946	—	—	21,147,946
Metals & Mining	28,619,379	—	—	28,619,379
Mortgage Real Estate Investment Trusts (REITs)	28,763,617	—	—	28,763,617
Multiline Retail	2,445,312	—	—	2,445,312
Multi-Utilities	13,219,422	—	—	13,219,422
Oil, Gas & Consumable Fuels	48,694,275	—	—	48,694,275
Paper & Forest Products	9,662,515	—	—	9,662,515
Personal Products	7,294,870	—	—	7,294,870
Pharmaceuticals	41,626,219	—	—	41,626,219
Professional Services	33,400,523	—	—	33,400,523
Real Estate Management & Development	15,921,116	—	—	15,921,116
Road & Rail	11,378,446	—	—	11,378,446
Semiconductors & Semiconductor Equipment	63,384,282	—	—	63,384,282
Software	100,647,621	—	—	100,647,621
Specialty Retail	57,052,540	—	—	57,052,540
Technology Hardware, Storage & Peripherals	3,537,513	—	—	3,537,513
Textiles, Apparel & Luxury Goods	21,832,472	—	—	21,832,472
Thrifts & Mortgage Finance	47,519,051	—	—	47,519,051
Tobacco	3,445,766	—	—	3,445,766
Trading Companies & Distributors	31,587,944	—	—	31,587,944
Water Utilities	11,025,748	—	—	11,025,748
Wireless Telecommunication Services	3,260,957	—	—	3,260,957
Rights	—	—	131,056	131,056
LVIP SSGA Small-Cap Index Fund–34

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$ 51,476,628	$—	$ —	$ 51,476,628
Total Investments	$2,277,088,009	$—	$137,517	$2,277,225,526
Derivatives:

Assets:
Futures Contract	$436,208	$—	$—	$436,208
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, Passive Foreign Investment Company Un-reversed Inclusions and Pre-conversion Outstanding REITs and Non-REIT ROC still held.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$20,759,133	$25,261,992
Long-term capital gains	102,889,360	77,307,915
Total	$123,648,493	$102,569,907
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,710,789
Undistributed long-term capital gains	59,122,575
Net unrealized appreciation	502,924,833
Distributable earnings/(accumulated loss)	$563,758,197
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	8,775,631	25,347,989
Service Class	2,531,965	2,756,034
Shares reinvested:
Standard Class	3,318,801	2,694,867
Service Class	766,781	493,903
	15,393,178	31,292,793
Shares redeemed:
Standard Class	(18,887,824)	(6,583,621)
Service Class	(1,905,164)	(1,639,736)
	(20,792,988)	(8,223,357)
Net increase (decrease)	(5,399,810)	23,069,436
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP SSGA Small-Cap Index Fund–35

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$436,208	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$7,256,223	$4,599,714
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$54,261,717	$—
At December 31, 2019, the Fund pledged U.S. Treasury Obligations with a value of $0 as collateral for futures contracts.
8. Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP SSGA Small-Cap Index Fund–36

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 8. Market Risk (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Small-Cap Index Fund–37

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Small-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Small-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA Small-Cap Index Fund–38

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $500 million for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the
LVIP SSGA Small-Cap Index Fund–39

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Morningstar peer group. The Board considered that the Fund’s net expense ratio was within range of the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $500 million for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Small-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2000® Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for all of the periods reviewed. The Board considered LIAC’s comments that expenses and cash flows contributed to underperformance compared to the benchmark index. The Board noted LIAC’s comments that the Fund has met its objective of closely tracking its benchmark index on a gross fee basis and that LIAC remains comfortable with the Fund’s ability to meet its objective going forward. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Small-Cap Index Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Small-Cap Index Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA Small-Cap Index Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Small-Cap Index Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Small-Cap Index Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Small-Cap Index Fund–45

LVIP SSGA SMID Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA SMID Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 14.56% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 2000® Index1, returned 25.52%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500 Index2 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund consists of allocations to small cap and mid cap index funds (roughly 80% and 20%, respectively) and a volatility management overlay. Due to the approximately 20% mid cap allocation, the Fund will have a larger size tilt relative to the Russell 2000 benchmark, which is a pure small cap index. During calendar year 2019, the Fund’s exposure to mid-cap securities generally contributed to relative returns.
The risk management overlay of the Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA SMID Cap Managed Volatility Fund–1

LVIP SSGA SMID Cap Managed Volatility Fund
2019 Annual Report Commentary (unaudited) (continued)
LVIP SSGA SMID Cap Managed Volatility Fund
Growth of $10,000 invested 5/1/13 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA SMID Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,579 for the Standard Class shares and to $14,340 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $19,309. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 14.56%
Five Years	+ 4.60%
Inception (5/1/13)	+ 5.81%
Service Class Shares
One Year	+ 14.28%
Five Years	+ 4.34%
Inception (5/1/13)	+ 5.55%
1. The Russell 2000®Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000®Index.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP SSGA SMID Cap Managed Volatility Fund–2

LVIP SSGA SMID Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,053.50	0.25%	$1.29
Service Class Shares	1,000.00	1,052.30	0.50%	2.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund–3

LVIP SSGA SMID Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.99%
Investment Companies	94.99%
Equity Funds	94.99%
Unaffiliated Investment	4.78%
Investment Company	4.78%
Money Market Fund	4.78%
Total Investments	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%
LVIP SSGA SMID Cap Managed Volatility Fund–4

LVIP SSGA SMID Cap Managed Volatility Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.99%
INVESTMENT COMPANIES–94.99%
Equity Funds–94.99%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	9,570,536	$ 114,846,431
LVIP SSGA Small-Cap Index Fund	14,510,793	459,876,063
Total Affiliated Investments (Cost $503,064,574)		574,722,494
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.78%
INVESTMENT COMPANY–4.78%
Money Market Fund–4.78%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	28,902,100	$ 28,902,100
Total Unaffiliated Investment (Cost $28,902,100)		28,902,100

TOTAL INVESTMENTS–99.77% (Cost $531,966,674)	603,624,594
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	1,394,934
NET ASSETS APPLICABLE TO 46,541,329 SHARES OUTSTANDING–100.00%	$605,019,528

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
277	E-mini Russell 2000 Index	$23,137,810	$22,767,664	3/20/20	$370,146	$—
26	E-mini S&P MidCap 400 Index	5,368,480	5,305,749	3/20/20	62,731	—
Total Futures Contracts					$432,877	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–5

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Affiliated investments, at value	$574,722,494
Unaffiliated investment, at value	28,902,100
Cash collateral held at broker for futures contracts	1,018,200
Receivable for fund shares sold	677,364
Receivable for securities sold	161,316
Dividends and interest receivable	36,104
Variation margin due from broker on futures contracts	35,410
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	34,521
Prepaid expenses	1,802
TOTAL ASSETS	605,589,311
LIABILITIES:
Due to manager and affiliates	258,473
Due to custodian	161,316
Payable for fund shares redeemed	95,755
Other accrued expenses payable	54,239
TOTAL LIABILITIES	569,783
TOTAL NET ASSETS	$605,019,528
Affiliated investments, at cost	$503,064,574
Unaffiliated investment, at cost	28,902,100
Standard Class:
Net Assets	$ 110,247
Shares Outstanding	8,474
Net Asset Value Per Share	$ 13.009
Service Class:
Net Assets	$604,909,281
Shares Outstanding	46,532,855
Net Asset Value Per Share	$ 13.000
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$552,961,992
Distributable earnings/(accumulated loss)	52,057,536
TOTAL NET ASSETS	$605,019,528
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–6

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from affiliated investments	$ 5,603,660
Dividends from unaffiliated investment	441,961
Interest	32,381
6,078,002
EXPENSES:
Management fees	2,376,044
Distribution fees-Service Class	1,348,616
Shareholder servicing fees	156,469
Accounting and administration expenses	97,649
Reports and statements to shareholders	60,395
Custodian fees	29,756
Professional fees	29,614
Trustees’ fees and expenses	15,609
Consulting fees	4,139
Pricing fees	274
Other	6,608
4,125,173
Less:
Management fees waived	(1,135,079)
Expenses reimbursed	(292,603)
Total operating expenses	2,697,491
NET INVESTMENT INCOME	3,380,511
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(5,922,499)
Distributions from affiliated investment companies	31,265,251
Futures contracts	(35,667,254)
Net realized loss	(10,324,502)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	82,225,309
Futures contracts	(2,946,084)
Net change in unrealized appreciation (depreciation)	79,279,225
NET REALIZED AND UNREALIZED GAIN	68,954,723
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 72,335,234
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,380,511	$ 3,354,622
Net realized gain (loss)	(10,324,502)	24,161,115
Net change in unrealized appreciation (depreciation)	79,279,225	(78,033,659)
Net increase (decrease) in net assets resulting from operations	72,335,234	(50,517,922)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,479)	(1,445)
Service Class	(23,132,993)	(6,494,679)
	(23,137,472)	(6,496,124)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	33,126	21,379
Service Class	107,836,111	155,071,634
Reinvestment of dividends and distributions:
Standard Class	4,479	1,445
Service Class	23,132,993	6,494,679
	131,006,709	161,589,137
Cost of shares redeemed:
Standard Class	(25,450)	(54,371)
Service Class	(45,050,992)	(36,110,206)
	(45,076,442)	(36,164,577)
Increase in net assets derived from capital share transactions	85,930,267	125,424,560
NET INCREASE IN NET ASSETS	135,128,029	68,410,514
NET ASSETS:
Beginning of year	469,891,499	401,480,985
End of year	$605,019,528	$469,891,499
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–7

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 11.865	$ 13.275	$ 11.780	$ 10.323	$ 11.396
Income (loss) from investment operations:
Net investment income[2]	0.111	0.135	0.110	0.131	0.099
Net realized and unrealized gain (loss)	1.588	(1.348)	1.559	1.459	(1.087)
Total from investment operations	1.699	(1.213)	1.669	1.590	(0.988)
Less dividends and distributions from:
Net investment income	(0.103)	(0.197)	(0.174)	(0.133)	(0.085)
Net realized gain	(0.452)	—	—	—	—
Total dividends and distributions	(0.555)	(0.197)	(0.174)	(0.133)	(0.085)
Net asset value, end of period	$ 13.009	$ 11.865	$ 13.275	$ 11.780	$ 10.323
Total return[3]	14.56%	(9.14%)	14.16%	15.40%	(8.68%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 110	$ 88	$ 127	$ 160	$ 174
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.51%	0.97%	0.96%	0.97%	0.99%
Ratio of net investment income to average net assets	0.88%	0.98%	0.89%	1.24%	0.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.62%	0.26%	0.18%	0.52%	0.14%
Portfolio turnover	9%	3%	4%	22%	6%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–8

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16 [1]	12/31/15
Net asset value, beginning of period	$ 11.860	$ 13.270	$ 11.778	$ 10.324	$ 11.396
Income (loss) from investment operations:
Net investment income[2]	0.079	0.100	0.079	0.106	0.071
Net realized and unrealized gain (loss)	1.587	(1.343)	1.556	1.454	(1.085)
Total from investment operations	1.666	(1.243)	1.635	1.560	(1.014)
Less dividends and distributions from:
Net investment income	(0.074)	(0.167)	(0.143)	(0.106)	(0.058)
Net realized gain	(0.452)	—	—	—	—
Total dividends and distributions	(0.526)	(0.167)	(0.143)	(0.106)	(0.058)
Net asset value, end of period	$ 13.000	$ 11.860	$ 13.270	$ 11.778	$ 10.324
Total return[3]	14.28%	(9.36%)	13.87%	15.11%	(8.91%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$604,909	$469,803	$401,354	$293,408	$190,752
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.76%	1.22%	1.21%	1.22%	1.24%
Ratio of net investment income to average net assets	0.63%	0.73%	0.64%	0.99%	0.63%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.37%	0.01%	(0.07%)	0.27%	(0.11%)
Portfolio turnover	9%	3%	4%	22%	6%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–9

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund, which are sub-advised by an unaffiliated adviser, invest primarily in stocks that make up the SSGA Small-Cap Index and SSGA Mid-Cap Index, respectively, and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial Statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2019, LIAC receives a management fee at an annual rate
LVIP SSGA SMID Cap Managed Volatility Fund–10

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of 0.23% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).   Prior to May 1, 2019, the management fee and waiver amounts were 0.90% and 0.67%, respectively, of the Fund’s average daily net assets.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the Fund’s average daily net assets for the Standard Class and 0.50% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2022	Total
LIAC	$ 215,573	$ 215,573
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$30,293
Legal	5,991
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $49,157 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 34,521
Management fees payable to LIAC	116,805
Distribution fees payable to LFD	126,940
Shareholder servicing fees payable to Lincoln Life	14,728
LVIP SSGA SMID Cap Managed Volatility Fund–11

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.99%@
Equity Fund-18.98%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 87,598,899	$ 26,673,814	$10,572,922	$(1,242,491)	$12,389,131	$114,846,431	9,570,536	$1,380,152	$10,554,178
Global Multi-Asset Fund-76.01%@
✧✧LVIP SSGA Small-Cap Index Fund	347,765,799	83,892,518	36,938,424	(4,680,008)	69,836,178	459,876,063	14,510,793	4,223,508	20,711,073
Total	$435,364,698	$110,566,332	$47,511,346	$(5,922,499)	$82,225,309	$574,722,494		$5,603,660	$31,265,251

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$110,566,332
Sales	47,511,346
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$543,942,552
Aggregate unrealized appreciation of investments and derivatives	$ 59,682,042
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 59,682,042
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP SSGA SMID Cap Managed Volatility Fund–12

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$574,722,494	$—	$—	$574,722,494
Unaffiliated Investment Company	28,902,100	—	—	28,902,100
Total Investments	$603,624,594	$—	$—	$603,624,594
Derivatives:
Assets:
Futures Contracts	$ 432,877	$—	$—	$ 432,877
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferrals and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$3,418,501	$6,496,124
Long-term capital gains	19,718,971	—
Total	$23,137,472	$6,496,124
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 172,398
Capital loss carryforward	(1,764,598)
Other temporary differences	(6,032,306)
Net unrealized appreciation	59,682,042
Distributable earnings/(accumulated loss)	$52,057,536
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$1,764,598	$1,764,598
LVIP SSGA SMID Cap Managed Volatility Fund–13

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	2,665	1,570
Service Class	8,613,089	11,433,144
Shares reinvested:
Standard Class	359	122
Service Class	1,861,282	549,927
	10,477,395	11,984,763
Shares redeemed:
Standard Class	(1,991)	(3,820)
Service Class	(3,554,919)	(2,614,093)
	(3,556,910)	(2,617,913)
Net increase	6,920,485	9,366,850
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$432,877	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP SSGA SMID Cap Managed Volatility Fund–14

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(35,667,254)	$(2,946,084)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$13,901,668	$52,140,578
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
At a meeting of the Board of Trustees of the Trust on December 2-3, 2019, the Board approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) to subadvise the Fund’s managed volatility strategy, effective on or about May 1, 2020. The Board also approved a sub-subadvisory agreement between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Limited”), under which SIMNA Inc. employs SIMNA Limited as investment sub-subadviser to the Fund. SIMNA Inc. and SIMNA Limited will replace SSGA Funds Management, Inc. as subadviser to the Fund’s managed volatility strategy.
LVIP SSGA SMID Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA SMID Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP SSGA SMID Cap Managed Volatility Fund–16

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2019. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA SMID Cap Managed Volatility Fund–17

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the LVIP Managed Volatility Funds subadvised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP SSGA SMID Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Small Blend funds category and the Russell 2000 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Small Blend funds category and the benchmark index. The Board considered that expenses and cash flows of the underlying index funds negatively impacted performance of the Equity Sleeve and that underperformance was largely due to detractors from the risk overlay. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 for the Fund and reduced the Fund’s investment management fee by the amount of the advisory fee waiver effective May 1, 2019. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced the Fund’s investment management fee effective May 1, 2019 and had implemented an expense limitation for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that the risk overlay is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA, Oliver Wyman and LIAC. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP SSGA SMID Cap Managed Volatility Fund–18

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA SMID Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA SMID Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP SSGA SMID Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA SMID Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA SMID Cap Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA SMID Cap Managed Volatility Fund–24

LVIP T. Rowe Price Target Date Funds
LVIP T. Rowe Price 2010 Fund
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP T. Rowe Price Target Date Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Target Date Funds
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates, Inc.
The LVIP T. Rowe Price 2010 Fund returned 15.73% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the S&P Target Date 2010 Index1, returned 14.30%.
The LVIP T. Rowe Price 2020 Fund returned 18.93% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the S&P Target Date 2020 Index2, returned 16.52%.
The LVIP T. Rowe Price 2030 Fund returned 22.15% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the S&P Target Date 2030 Index3, returned 20.38%.
The LVIP T. Rowe Price 2040 Fund returned 24.44% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the S&P Target Date 2040 Index4, returned 23.37%.
The LVIP T. Rowe Price 2050 Fund returned 25.15% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the S&P Target Date 2050 Index5, returned 24.35%.
U.S. stocks surged during the year. A major driver of market performance was the Federal Reserve’s pivot away from a tightening cycle towards accommodative policy, as the central bank reduced rates three times starting in late July as a “midcycle adjustment” of its monetary policy. Trade discussions between the U.S. and China were another major driver of market sentiment in 2019. Speculation arose numerous times during the year that the U.S. and China were “close” to reaching a trade agreement, though tensions occasionally seemed to reduce the likelihood of a deal. A preliminary “phase one” trade deal was not officially struck until December 13, when Chinese officials held a press conference in Beijing announcing a preliminary agreement had been reached to reduce U.S. tariffs on Chinese goods. Returns in developed Asian markets were broadly positive. Japanese shares advanced during the period, while stocks in Hong Kong lagged within the region, hurt by ongoing protests that were triggered by a controversial extradition bill. Although the proposed legislation has been rescinded, the protests have continued because demonstrators have other demands. Developed European stocks were broadly positive. UK shares advanced despite Brexit-related doubts that persisted throughout the year. Prime Minister Theresa May resigned in June after she was unable to successfully negotiate a Brexit deal. In December, Prime Minister Boris Johnson and the Conservatives decisively won a general election, removing much of the uncertainty surrounding Brexit.
Bond returns in the U.S. were positive for the year. Treasury yields decreased across all maturities, driven lower by the Fed’s looser monetary policy. Bonds in developed markets outside the U.S. produced positive returns. In November, the European Central Bank resumed its quantitative easing program and began purchasing €20 billion of securities every month. Emerging markets debt appreciated strongly during the year, as low yields among higher quality debt, improving risk-appetite, and diminishing idiosyncratic risks helped propel the sector higher.
Security selection among U.S. large-cap stocks weighed on relative returns, most notably among U.S. large-cap growth equities. Selection among U.S. mid-cap stocks also negatively impacted relative results, as these portfolios trailed their respective benchmarks. Within fixed income, security selection within the emerging markets bond strategy also detracted. On the positive side, returns were lifted by strong security selection within equity markets outside the U.S., as our emerging markets and international developed value equities portfolios outpaced their respective benchmarks. Effective security selection among U.S. small-cap growth and value stocks also positively contributed to relative returns, as these portfolios outperformed their style-specific benchmarks. Within fixed income, selection among hedged nondollar bonds also bolstered relative returns.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Michael Hoppe
Jay Shearon
T. Rowe Price Associates, Inc.:	Jerome Clark, CFA
Wyatt A. Lee, CFA
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP T. Rowe Price Target Date Funds–1

LVIP T. Rowe Price Target Date Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2010 Fund
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2010 Fund shares on December 31, 2009. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,460 for the Standard Class shares and to $17,027 for the Service Class shares. For comparison, look at how the S&P Target Date 2010 Index did over the same period. The same $10,000 investment would have increased to $18,272 for S&P Target Date 2010 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 15.73%
Five Years	+ 4.54%
Ten Years	+ 5.73%
Service Class Shares
One Year	+ 15.43%
Five Years	+ 4.28%
Ten Years	+ 5.47%
LVIP T. Rowe Price 2020 Fund
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2020 Fund shares on December 31, 2009. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,135 for the Standard Class shares and to $17,687 for the Service Class shares. For comparison, look at how the S&P Target Date 2020 Index did over the same period. The same $10,000 investment would have increased to $20,699 for S&P Target Date 2020 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 18.93%
Five Years	+ 5.14%
Ten Years	+ 6.13%
Service Class Shares
One Year	+ 18.64%
Five Years	+ 4.88%
Ten Years	+ 5.87%

LVIP T. Rowe Price Target Date Funds–2

LVIP T. Rowe Price Target Date Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2030 Fund
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2030 Fund shares on December 31, 2009. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,499 for the Standard Class shares and to $18,041 for the Service Class shares. For comparison, look at how the S&P Target Date 2030 Index did over the same period. The same $10,000 investment would have increased to $22,947 for S&P Target Date 2030 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 22.15%
Five Years	+ 5.28%
Ten Years	+ 6.34%
Service Class Shares
One Year	+ 21.84%
Five Years	+ 5.01%
Ten Years	+ 6.08%
LVIP T. Rowe Price 2040 Fund
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2040 Fund shares on December 31, 2009. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,926 for the Standard Class shares and to $18,458 for the Service Class shares. For comparison, look at how the S&P Target Date 2040 Index did over the same period. The same $10,000 investment would have increased to $24,678 for S&P Target Date 2040 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 24.44%
Five Years	+ 5.52%
Ten Years	+ 6.59%
Service Class Shares
One Year	+ 24.13%
Five Years	+ 5.25%
Ten Years	+ 6.32%

LVIP T. Rowe Price Target Date Funds–3

LVIP T. Rowe Price Target Date Funds
2019 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2050 Fund
Growth of $10,000 invested 5/2/11 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2050 Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,680 for the Standard Class shares and to $15,336 for the Service Class shares. For comparison, look at how the S&P Target Date 2050 Index did over the same period. The same $10,000 investment would have increased to $20,377. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 25.15%
Five Years	+ 6.16%
Inception (5/2/11)	+ 5.33%
Service Class Shares
One Year	+ 24.77%
Five Years	+ 5.88%
Inception (5/2/11)	+ 5.06%
1. The S&P Target Date 2010 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2010 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
2. The S&P Target Date 2020 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2020 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
3. The S&P Target Date 2030 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2030 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
4. The S&P Target Date 2040 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2040 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
5. The S&P Target Date 2050 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2050 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

LVIP T. Rowe Price Target Date Funds–4

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
LVIP T. Rowe Price 2010 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,046.30	0.27%	$1.39
Service Class Shares	1,000.00	1,045.00	0.52%	2.68
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65
LVIP T. Rowe Price 2020 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,056.10	0.24%	$1.24
Service Class Shares	1,000.00	1,054.80	0.49%	2.54
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.70	0.49%	2.50

LVIP T. Rowe Price Target Date Funds–5

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP T. Rowe Price 2030 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,067.80	0.25%	$1.30
Service Class Shares	1,000.00	1,066.40	0.50%	2.60
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55
LVIP T. Rowe Price 2040 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,075.50	0.26%	$1.36
Service Class Shares	1,000.00	1,074.20	0.51%	2.67
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP T. Rowe Price 2050 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,078.50	0.27%	$1.41
Service Class Shares	1,000.00	1,076.90	0.52%	2.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP T. Rowe Price Target Date Funds–6

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2019
LVIP T. Rowe Price 2010 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	47.50%
Investment Companies	47.50%
Equity Funds	16.14%
Fixed Income Fund	25.03%
International Equity Fund	6.33%
Unaffiliated Investments	53.61%
Investment Companies	53.61%
Equity Funds	12.92%
Fixed Income Funds	24.67%
International Equity Funds	6.33%
International Fixed Income Funds	9.23%
Money Market Fund	0.46%
Total Investments	101.11%
Liabilities Net of Receivables and Other Assets	(1.11%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2020 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	52.80%
Investment Companies	52.80%
Equity Funds	22.64%
Fixed Income Fund	21.30%
International Equity Fund	8.86%
Unaffiliated Investments	51.54%
Investment Companies	51.54%
Equity Funds	18.26%
Fixed Income Funds	16.04%
International Equity Funds	9.34%
International Fixed Income Funds	7.59%
Money Market Fund	0.31%
Total Investments	104.34%
Liabilities Net of Receivables and Other Assets	(4.34%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2030 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	54.76%
Investment Companies	54.76%
Equity Funds	29.04%
Fixed Income Fund	14.24%
International Equity Fund	11.48%
Unaffiliated Investments	47.33%
Investment Companies	47.33%
Equity Funds	23.17%
Fixed Income Funds	7.38%
International Equity Funds	11.84%
International Fixed Income Funds	4.75%
Money Market Fund	0.19%
Total Investments	102.09%
Liabilities Net of Receivables and Other Assets	(2.09%)
Total Net Assets	100.00%

LVIP T. Rowe Price Target Date Funds–7

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited) (continued)
LVIP T. Rowe Price 2040 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	55.11%
Investment Companies	55.11%
Equity Funds	33.34%
Fixed Income Fund	8.44%
International Equity Fund	13.33%
Unaffiliated Investments	46.66%
Investment Companies	46.66%
Equity Funds	26.79%
Fixed Income Funds	3.23%
International Equity Funds	14.04%
International Fixed Income Funds	2.38%
Money Market Fund	0.22%
Total Investments	101.77%
Liabilities Net of Receivables and Other Assets	(1.77%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2050 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	54.87%
Investment Companies	54.87%
Equity Funds	35.26%
Fixed Income Fund	5.75%
International Equity Fund	13.86%
Unaffiliated Investments	47.04%
Investment Companies	47.04%
Equity Funds	28.11%
Fixed Income Funds	2.34%
International Equity Funds	14.79%
International Fixed Income Funds	1.48%
Money Market Fund	0.32%
Total Investments	101.91%
Liabilities Net of Receivables and Other Assets	(1.91%)
Total Net Assets	100.00%
LVIP T. Rowe Price Target Date Funds–8

LVIP T. Rowe Price 2010 Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–47.50%
INVESTMENT COMPANIES–47.50%
Equity Funds–16.14%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	43,986	$ 527,838
LVIP SSGA S&P 500 Index Fund	174,280	3,657,966
LVIP SSGA Small-Cap Index Fund	15,896	503,773
		4,689,577
Fixed Income Fund–25.03%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	634,660	7,273,203
		7,273,203
International Equity Fund–6.33%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	186,802	1,838,688
		1,838,688
Total Affiliated Investments (Cost $9,328,459)		13,801,468
UNAFFILIATED INVESTMENTS–53.61%
INVESTMENT COMPANIES–53.61%
Equity Funds–12.92%
**T. Rowe Price Growth Stock Fund	17,119	1,256,367
**T. Rowe Price Mid-Cap Growth Fund	2,806	267,436
**T. Rowe Price Mid-Cap Value Fund	9,433	263,648
**T. Rowe Price New Horizons Fund	4,360	259,499
**T. Rowe Price Real Assets Fund	23,700	277,998
**T. Rowe Price Small-Cap Value Fund	5,113	244,886
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	31,227	$ 1,183,836
		3,753,670
Fixed Income Funds–24.67%
**T. Rowe Price High Yield Fund	226,438	1,512,605
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	969,671	4,867,749
**T. Rowe Price U.S. Treasury Long-Term Fund	61,671	786,919
		7,167,273
International Equity Funds–6.33%
**T. Rowe Price Emerging Markets Stock Fund	13,822	648,385
**T. Rowe Price International Stock Fund	32,223	600,644
**T. Rowe Price International Value Equity Fund	41,694	590,386
		1,839,415
International Fixed Income Funds–9.23%
**T. Rowe Price Emerging Markets Bond Fund	124,341	1,444,837
**T. Rowe Price International Bond Fund	123,739	1,236,156
		2,680,993
Money Market Fund–0.46%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	134,241	134,241
		134,241
Total Unaffiliated Investments (Cost $15,412,226)		15,575,592

TOTAL INVESTMENTS–101.11% (Cost $24,740,685)	29,377,060
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.11%)	(322,440)
NET ASSETS APPLICABLE TO 2,990,384 SHARES OUTSTANDING–100.00%	$29,054,620

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–9

LVIP T. Rowe Price 2020 Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–52.80%
INVESTMENT COMPANIES–52.80%
Equity Funds–22.64%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	255,368	$ 3,064,420
LVIP SSGA S&P 500 Index Fund	1,003,293	21,058,112
LVIP SSGA Small-Cap Index Fund	92,432	2,929,339
		27,051,871
Fixed Income Fund–21.30%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	2,219,839	25,439,352
		25,439,352
International Equity Fund–8.86%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,075,690	10,588,018
		10,588,018
Total Affiliated Investments (Cost $40,102,186)		63,079,241
UNAFFILIATED INVESTMENTS–51.54%
INVESTMENT COMPANIES–51.54%
Equity Funds–18.26%
**T. Rowe Price Growth Stock Fund	97,374	7,146,251
**T. Rowe Price Mid-Cap Growth Fund	16,630	1,585,031
**T. Rowe Price Mid-Cap Value Fund	54,970	1,536,407
**T. Rowe Price New Horizons Fund	25,386	1,510,982
**T. Rowe Price Real Assets Fund	137,825	1,616,692
**T. Rowe Price Small-Cap Value Fund	29,833	1,428,689
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	184,387	$ 6,990,096
		21,814,148
Fixed Income Funds–16.04%
**T. Rowe Price High Yield Fund	738,207	4,931,218
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,155,262	10,819,416
**T. Rowe Price U.S. Treasury Long-Term Fund	267,011	3,407,062
		19,157,696
International Equity Funds–9.34%
**T. Rowe Price Emerging Markets Stock Fund	84,843	3,979,983
**T. Rowe Price International Stock Fund	195,260	3,639,648
**T. Rowe Price International Value Equity Fund	249,531	3,533,359
		11,152,990
International Fixed Income Funds–7.59%
**T. Rowe Price Emerging Markets Bond Fund	413,298	4,802,530
**T. Rowe Price International Bond Fund	427,118	4,266,907
		9,069,437
Money Market Fund–0.31%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	376,712	376,712
		376,712
Total Unaffiliated Investments (Cost $60,961,277)		61,570,983

TOTAL INVESTMENTS–104.34% (Cost $101,063,463)	124,650,224
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.34%)	(5,183,147)
NET ASSETS APPLICABLE TO 11,888,058 SHARES OUTSTANDING–100.00%	$119,467,077

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–10

LVIP T. Rowe Price 2030 Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–54.76%
INVESTMENT COMPANIES–54.76%
Equity Funds–29.04%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	446,657	$ 5,359,884
LVIP SSGA S&P 500 Index Fund	1,761,405	36,970,136
LVIP SSGA Small-Cap Index Fund	162,398	5,146,710
		47,476,730
Fixed Income Fund–14.24%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	2,031,122	23,276,653
		23,276,653
International Equity Fund–11.48%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,907,919	18,779,647
		18,779,647
Total Affiliated Investments (Cost $54,678,047)		89,533,030
UNAFFILIATED INVESTMENTS–47.33%
INVESTMENT COMPANIES–47.33%
Equity Funds–23.17%
**T. Rowe Price Growth Stock Fund	174,525	12,808,384
**T. Rowe Price Mid-Cap Growth Fund	27,721	2,642,139
**T. Rowe Price Mid-Cap Value Fund	93,226	2,605,659
**T. Rowe Price New Horizons Fund	44,237	2,633,015
**T. Rowe Price Real Assets Fund	233,290	2,736,488
**T. Rowe Price Small-Cap Value Fund	50,926	2,438,849
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	317,161	$ 12,023,559
		37,888,093
Fixed Income Funds–7.38%
**T. Rowe Price High Yield Fund	570,229	3,809,128
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	780,024	3,915,719
**T. Rowe Price U.S. Treasury Long-Term Fund	340,158	4,340,416
		12,065,263
International Equity Funds–11.84%
**T. Rowe Price Emerging Markets Stock Fund	148,711	6,976,021
**T. Rowe Price International Stock Fund	330,885	6,167,704
**T. Rowe Price International Value Equity Fund	438,889	6,214,670
		19,358,395
International Fixed Income Funds–4.75%
**T. Rowe Price Emerging Markets Bond Fund	329,058	3,823,659
**T. Rowe Price International Bond Fund	393,922	3,935,276
		7,758,935
Money Market Fund–0.19%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	305,288	305,288
		305,288
Total Unaffiliated Investments (Cost $76,738,233)		77,375,974

TOTAL INVESTMENTS–102.09% (Cost $131,416,280)	166,909,004
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.09%)	(3,413,122)
NET ASSETS APPLICABLE TO 15,156,569 SHARES OUTSTANDING–100.00%	$163,495,882

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–11

LVIP T. Rowe Price 2040 Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–55.11%
INVESTMENT COMPANIES–55.11%
Equity Funds–33.34%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	383,565	$ 4,602,778
LVIP SSGA S&P 500 Index Fund	1,540,872	32,341,370
LVIP SSGA Small-Cap Index Fund	140,367	4,448,523
		41,392,671
Fixed Income Fund–8.44%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	914,906	10,484,818
		10,484,818
International Equity Fund–13.33%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,681,421	16,550,223
		16,550,223
Total Affiliated Investments (Cost $39,785,503)		68,427,712
UNAFFILIATED INVESTMENTS–46.66%
INVESTMENT COMPANIES–46.66%
Equity Funds–26.79%
**T. Rowe Price Growth Stock Fund	152,164	11,167,288
**T. Rowe Price Mid-Cap Growth Fund	25,884	2,467,030
**T. Rowe Price Mid-Cap Value Fund	82,043	2,293,114
**T. Rowe Price New Horizons Fund	39,097	2,327,063
**T. Rowe Price Real Assets Fund	198,834	2,332,317
**T. Rowe Price Small-Cap Value Fund	44,596	2,135,724
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	277,975	$ 10,538,024
		33,260,560
Fixed Income Funds–3.23%
**T. Rowe Price High Yield Fund	198,592	1,326,597
**T. Rowe Price U.S. Treasury Long-Term Fund	209,965	2,679,154
		4,005,751
International Equity Funds–14.04%
**T. Rowe Price Emerging Markets Stock Fund	136,183	6,388,364
**T. Rowe Price International Stock Fund	287,301	5,355,287
**T. Rowe Price International Value Equity Fund	402,008	5,692,433
		17,436,084
International Fixed Income Funds–2.38%
**T. Rowe Price Emerging Markets Bond Fund	104,292	1,211,867
**T. Rowe Price International Bond Fund	173,938	1,737,643
		2,949,510
Money Market Fund–0.22%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	279,677	279,677
		279,677
Total Unaffiliated Investments (Cost $57,295,103)		57,931,582

TOTAL INVESTMENTS–101.77% (Cost $97,080,606)	126,359,294
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.77%)	(2,197,333)
NET ASSETS APPLICABLE TO 12,076,897 SHARES OUTSTANDING–100.00%	$124,161,961

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–12

LVIP T. Rowe Price 2050 Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–54.87%
INVESTMENT COMPANIES–54.87%
Equity Funds–35.26%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	194,211	$ 2,330,534
LVIP SSGA S&P 500 Index Fund	771,500	16,193,005
LVIP SSGA Small-Cap Index Fund	68,510	2,171,217
		20,694,756
Fixed Income Fund–5.75%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	294,459	3,374,494
		3,374,494
International Equity Fund–13.86%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	826,541	8,135,648
		8,135,648
Total Affiliated Investments (Cost $22,658,527)		32,204,898
UNAFFILIATED INVESTMENTS–47.04%
INVESTMENT COMPANIES–47.04%
Equity Funds–28.11%
**T. Rowe Price Growth Stock Fund	75,559	5,545,257
**T. Rowe Price Mid-Cap Growth Fund	12,598	1,200,779
**T. Rowe Price Mid-Cap Value Fund	40,783	1,139,879
**T. Rowe Price New Horizons Fund	18,990	1,130,323
**T. Rowe Price Real Assets Fund	101,112	1,186,043
**T. Rowe Price Small-Cap Value Fund	22,228	1,064,486
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	138,011	$ 5,231,990
		16,498,757
Fixed Income Funds–2.34%
**T. Rowe Price High Yield Fund	51,375	343,183
**T. Rowe Price U.S. Treasury Long-Term Fund	80,905	1,032,348
		1,375,531
International Equity Funds–14.79%
**T. Rowe Price Emerging Markets Stock Fund	66,754	3,131,425
**T. Rowe Price International Stock Fund	145,308	2,708,552
**T. Rowe Price International Value Equity Fund	200,410	2,837,807
		8,677,784
International Fixed Income Funds–1.48%
**T. Rowe Price Emerging Markets Bond Fund	28,484	330,987
**T. Rowe Price International Bond Fund	53,853	537,988
		868,975
Money Market Fund–0.32%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	188,804	188,804
		188,804
Total Unaffiliated Investments (Cost $27,155,120)		27,609,851

TOTAL INVESTMENTS–101.91% (Cost $49,813,647)	59,814,749
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.91%)	(1,120,379)
NET ASSETS APPLICABLE TO 5,421,606 SHARES OUTSTANDING–100.00%	$58,694,370

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–13

LVIP T. Rowe Price Target Date Funds
Statements of Assets and Liabilities
December 31, 2019
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
ASSETS:
Unaffiliated investments, at value	$15,575,592	$ 61,570,983	$ 77,375,974	$ 57,931,582	$27,609,851
Affiliated investments, at value	13,801,468	63,079,241	89,533,030	68,427,712	32,204,898
Dividends and interest receivable	21,603	69,203	55,180	20,647	6,568
Receivable for fund shares sold	4,108	214,421	12,000	11,194	2,030
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	2,943	3,336	1,456	1,248	2,144
Prepaid expenses	93	379	499	372	175
TOTAL ASSETS	29,405,807	124,937,563	166,978,139	126,392,755	59,825,666
LIABILITIES:
Payable for fund shares redeemed	293,338	5,345,861	3,361,797	2,147,695	1,080,700
Other accrued expenses payable	29,866	30,303	30,469	33,583	29,852
Payable for securities purchased	20,849	66,619	52,854	19,442	6,094
Due to manager and affiliates	7,134	27,703	37,137	30,074	14,650
TOTAL LIABILITIES	351,187	5,470,486	3,482,257	2,230,794	1,131,296
TOTAL NET ASSETS	$29,054,620	$119,467,077	$163,495,882	$124,161,961	$58,694,370
Unaffiliated investments, at cost	$15,412,226	$ 60,961,277	$ 76,738,233	$ 57,295,103	$27,155,120
Affiliated investments, at cost	9,328,459	40,102,186	54,678,047	39,785,503	22,658,527
Standard Class:
Net Assets	$21,366,839	$ 99,073,808	$133,103,511	$ 92,295,883	$42,023,470
Shares Outstanding	2,198,570	9,857,915	12,338,076	8,969,881	3,877,388
Net Asset Value Per Share	$ 9.719	$ 10.050	$ 10.788	$ 10.290	$ 10.838
Service Class:
Net Assets	$ 7,687,781	$ 20,393,269	$ 30,392,371	$ 31,866,078	$16,670,900
Shares Outstanding	791,814	2,030,143	2,818,493	3,107,016	1,544,218
Net Asset Value Per Share	$ 9.709	$ 10.045	$ 10.783	$ 10.256	$ 10.796
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$26,057,809	$103,531,063	$137,034,508	$103,779,227	$51,053,394
Distributable earnings/(accumulated loss)	2,996,811	15,936,014	26,461,374	20,382,734	7,640,976
TOTAL NET ASSETS	$29,054,620	$119,467,077	$163,495,882	$124,161,961	$58,694,370
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–14

LVIP T. Rowe Price Target Date Funds
Statements of Operations
Year Ended December 31, 2019
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 341,303	$ 1,222,459	$ 1,392,740	$ 916,545	$ 419,285
Dividends from affiliated investments	310,588	1,350,309	1,766,160	1,273,383	588,068
	651,891	2,572,768	3,158,900	2,189,928	1,007,353
EXPENSES:
Management fees	63,711	249,833	325,324	239,787	108,462
Accounting and administration expenses	45,183	51,418	53,844	51,036	46,645
Professional fees	23,952	24,911	25,320	28,211	24,196
Distribution fees-Service Class	19,353	51,768	71,911	72,769	36,387
Shareholder servicing fees	8,807	34,591	44,844	33,374	15,106
Reports and statements to shareholders	3,154	7,597	11,290	12,287	10,417
Custodian fees	1,517	2,200	1,817	1,457	910
Trustees’ fees and expenses	869	3,501	4,520	3,339	1,500
Pricing fees	403	403	403	391	391
Other	2,141	2,541	2,691	2,576	2,320
	169,090	428,763	541,964	445,227	246,334
Less:
Management fees waived	(3,005)	(23,201)	(24,705)	(14,553)	(4,744)
Expenses reimbursed	(64,736)	(67,523)	(56,299)	(59,646)	(64,557)
Total operating expenses	101,349	338,039	460,960	371,028	177,033
NET INVESTMENT INCOME	550,542	2,234,729	2,697,940	1,818,900	830,320
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	359,473	1,475,522	530,020	32,147	(76,447)
Sale of unaffiliated investments	(76,243)	(472,601)	(272,920)	(312,022)	(24,898)
Distributions from affiliated investment companies	223,285	1,218,066	2,084,048	1,783,363	868,812
Distributions from unaffiliated investment companies	204,878	872,022	1,172,207	899,648	420,266
Net realized gain	711,393	3,093,009	3,513,355	2,403,136	1,187,733
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	1,330,719	6,708,112	12,055,123	10,295,806	4,785,548
Unaffiliated investments	1,767,712	8,407,294	12,197,474	10,068,494	4,489,818
Net change in unrealized appreciation (depreciation)	3,098,431	15,115,406	24,252,597	20,364,300	9,275,366
NET REALIZED AND UNREALIZED GAIN	3,809,824	18,208,415	27,765,952	22,767,436	10,463,099
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,360,366	$20,443,144	$30,463,892	$24,586,336	$11,293,419
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–15

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets
	LVIP T. Rowe Price 2010 Fund		LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 550,542	$ 529,500	$ 2,234,729	$ 2,091,347	$ 2,697,940	$ 2,434,399
Net realized gain	711,393	5,688,814	3,093,009	21,937,571	3,513,355	23,430,943
Net change in unrealized appreciation (depreciation)	3,098,431	(7,547,822)	15,115,406	(30,779,092)	24,252,597	(37,395,651)
Net increase (decrease) in net assets resulting from operations	4,360,366	(1,329,508)	20,443,144	(6,750,174)	30,463,892	(11,530,309)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,515,410)	(2,102,124)	(19,607,340)	(7,059,529)	(20,655,990)	(5,542,120)
Service Class	(1,525,725)	(631,821)	(4,002,024)	(1,497,901)	(4,541,972)	(1,203,111)
	(6,041,135)	(2,733,945)	(23,609,364)	(8,557,430)	(25,197,962)	(6,745,231)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,955,109	3,908,282	36,529,790	17,296,565	39,098,649	18,617,759
Service Class	2,594,926	774,085	1,345,568	1,703,469	2,769,474	2,872,691
Reinvestment of dividends and distributions:
Standard Class	4,515,410	2,102,124	19,607,340	7,059,529	20,655,990	5,542,120
Service Class	1,525,725	631,821	4,002,024	1,497,901	4,541,972	1,203,111
	14,591,170	7,416,312	61,484,722	27,557,464	67,066,085	28,235,681
Cost of shares redeemed:
Standard Class	(8,906,348)	(9,821,422)	(45,217,593)	(26,345,477)	(43,686,305)	(28,096,852)
Service Class	(3,145,102)	(1,146,022)	(4,613,177)	(5,115,135)	(4,090,634)	(3,823,490)
	(12,051,450)	(10,967,444)	(49,830,770)	(31,460,612)	(47,776,939)	(31,920,342)
Increase (decrease) in net assets derived from capital share transactions	2,539,720	(3,551,132)	11,653,952	(3,903,148)	19,289,146	(3,684,661)
NET INCREASE (DECREASE) IN NET ASSETS	858,951	(7,614,585)	8,487,732	(19,210,752)	24,555,076	(21,960,201)
NET ASSETS:
Beginning of year	28,195,669	35,810,254	110,979,345	130,190,097	138,940,806	160,901,007
End of year	$ 29,054,620	$ 28,195,669	$119,467,077	$110,979,345	$163,495,882	$138,940,806
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–16

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets (continued)
	LVIP T. Rowe Price 2040 Fund		LVIP T. Rowe Price 2050 Fund
	Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,818,900	$ 1,629,660	$ 830,320	$ 683,181
Net realized gain	2,403,136	18,704,178	1,187,733	5,520,274
Net change in unrealized appreciation (depreciation)	20,364,300	(30,211,841)	9,275,366	(10,260,788)
Net increase (decrease) in net assets resulting from operations	24,586,336	(9,878,003)	11,293,419	(4,057,333)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(14,440,784)	(4,502,374)	(4,369,688)	(905,322)
Service Class	(4,864,667)	(1,413,492)	(1,668,817)	(307,084)
	(19,305,451)	(5,915,866)	(6,038,505)	(1,212,406)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,719,705	12,067,744	10,889,670	8,505,812
Service Class	4,308,504	2,958,054	2,344,958	2,616,514
Reinvestment of dividends and distributions:
Standard Class	14,440,784	4,502,374	4,369,688	905,322
Service Class	4,864,667	1,413,492	1,668,817	307,084
	42,333,660	20,941,664	19,273,133	12,334,732
Cost of shares redeemed:
Standard Class	(21,302,364)	(15,746,649)	(8,777,198)	(7,238,609)
Service Class	(4,310,949)	(3,012,187)	(739,523)	(1,047,840)
	(25,613,313)	(18,758,836)	(9,516,721)	(8,286,449)
Increase (decrease) in net assets derived from capital share transactions	16,720,347	2,182,828	9,756,412	4,048,283
NET INCREASE (DECREASE) IN NET ASSETS	22,001,232	(13,611,041)	15,011,326	(1,221,456)
NET ASSETS:
Beginning of year	102,160,729	115,771,770	43,683,044	44,904,500
End of year	$124,161,961	$102,160,729	$58,694,370	$ 43,683,044
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–17

LVIP T. Rowe Price 2010 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2010 Fund Standard Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 10.438	$ 11.902	$ 11.191	$ 11.379	$ 12.448
Income (loss) from investment operations:
Net investment income[3]	0.202	0.189	0.202	0.197	0.208
Net realized and unrealized gain (loss)	1.372	(0.656)	0.873	0.306	(0.413)
Total from investment operations	1.574	(0.467)	1.075	0.503	(0.205)
Less dividends and distributions from:
Net investment income	(0.295)	(0.240)	(0.224)	(0.224)	(0.224)
Net realized gain	(1.998)	(0.757)	(0.140)	(0.467)	(0.640)
Total dividends and distributions	(2.293)	(0.997)	(0.364)	(0.691)	(0.864)
Net asset value, end of period	$ 9.719	$ 10.438	$ 11.902	$ 11.191	$ 11.379
Total return[4]	15.73%	(4.22%)	9.64%	4.44%	(1.61%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 21,367	$ 21,055	$27,961	$31,758	$ 31,507
Ratio of expenses to average net assets[5]	0.27%	0.27%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.49%	0.50%	0.47%	0.43%	0.44%
Ratio of net investment income to average net assets	1.88%	1.63%	1.72%	1.71%	1.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.66%	1.40%	1.55%	1.58%	1.54%
Portfolio turnover	22%	74%	29%	47%	32%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–18

LVIP T. Rowe Price 2010 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2010 Fund Service Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 10.433	$ 11.895	$ 11.186	$ 11.375	$ 12.443
Income (loss) from investment operations:
Net investment income[3]	0.175	0.160	0.172	0.168	0.177
Net realized and unrealized gain (loss)	1.368	(0.654)	0.872	0.305	(0.412)
Total from investment operations	1.543	(0.494)	1.044	0.473	(0.235)
Less dividends and distributions from:
Net investment income	(0.269)	(0.211)	(0.195)	(0.195)	(0.193)
Net realized gain	(1.998)	(0.757)	(0.140)	(0.467)	(0.640)
Total dividends and distributions	(2.267)	(0.968)	(0.335)	(0.662)	(0.833)
Net asset value, end of period	$ 9.709	$ 10.433	$ 11.895	$ 11.186	$ 11.375
Total return[4]	15.43%	(4.46%)	9.36%	4.17%	(1.85%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 7,688	$ 7,141	$ 7,849	$ 7,001	$ 6,455
Ratio of expenses to average net assets[5]	0.52%	0.52%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.74%	0.75%	0.72%	0.68%	0.69%
Ratio of net investment income to average net assets	1.63%	1.38%	1.47%	1.46%	1.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.41%	1.15%	1.30%	1.33%	1.29%
Portfolio turnover	22%	74%	29%	47%	32%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–19

LVIP T. Rowe Price 2020 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Standard Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 10.458	$ 11.910	$ 11.206	$ 11.222	$ 12.110
Income (loss) from investment operations:
Net investment income[3]	0.210	0.202	0.207	0.214	0.210
Net realized and unrealized gain (loss)	1.681	(0.826)	1.129	0.283	(0.480)
Total from investment operations	1.891	(0.624)	1.336	0.497	(0.270)
Less dividends and distributions from:
Net investment income	(0.293)	(0.218)	(0.231)	(0.231)	(0.219)
Net realized gain	(2.006)	(0.610)	(0.401)	(0.282)	(0.399)
Total dividends and distributions	(2.299)	(0.828)	(0.632)	(0.513)	(0.618)
Net asset value, end of period	$ 10.050	$ 10.458	$ 11.910	$ 11.206	$ 11.222
Total return[4]	18.93%	(5.58%)	12.03%	4.45%	(2.21%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 99,074	$ 90,847	$105,395	$111,809	$123,071
Ratio of expenses to average net assets[5]	0.24%	0.25%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.36%	0.34%	0.32%	0.31%
Ratio of net investment income to average net assets	1.92%	1.72%	1.76%	1.89%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	1.61%	1.72%	1.87%	1.73%
Portfolio turnover	16%	71%	24%	28%	28%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–20

LVIP T. Rowe Price 2020 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Service Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 10.456	$ 11.906	$ 11.204	$ 11.220	$ 12.107
Income (loss) from investment operations:
Net investment income[3]	0.182	0.172	0.178	0.186	0.180
Net realized and unrealized gain (loss)	1.680	(0.824)	1.126	0.283	(0.479)
Total from investment operations	1.862	(0.652)	1.304	0.469	(0.299)
Less dividends and distributions from:
Net investment income	(0.267)	(0.188)	(0.201)	(0.203)	(0.189)
Net realized gain	(2.006)	(0.610)	(0.401)	(0.282)	(0.399)
Total dividends and distributions	(2.273)	(0.798)	(0.602)	(0.485)	(0.588)
Net asset value, end of period	$ 10.045	$ 10.456	$ 11.906	$ 11.204	$ 11.220
Total return[4]	18.64%	(5.82%)	11.75%	4.20%	(2.45%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20,393	$ 20,132	$ 24,795	$23,799	$ 23,613
Ratio of expenses to average net assets[5]	0.49%	0.50%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.57%	0.61%	0.59%	0.57%	0.56%
Ratio of net investment income to average net assets	1.67%	1.47%	1.51%	1.64%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.36%	1.47%	1.62%	1.48%
Portfolio turnover	16%	71%	24%	28%	28%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–21

LVIP T. Rowe Price 2030 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Standard Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 10.447	$ 11.841	$ 10.851	$ 10.930	$ 12.174
Income (loss) from investment operations:
Net investment income[3]	0.200	0.189	0.204	0.200	0.209
Net realized and unrealized gain (loss)	2.026	(1.062)	1.250	0.205	(0.539)
Total from investment operations	2.226	(0.873)	1.454	0.405	(0.330)
Less dividends and distributions from:
Net investment income	(0.263)	(0.204)	(0.231)	(0.218)	(0.205)
Net realized gain	(1.622)	(0.317)	(0.233)	(0.266)	(0.709)
Total dividends and distributions	(1.885)	(0.521)	(0.464)	(0.484)	(0.914)
Net asset value, end of period	$ 10.788	$ 10.447	$ 11.841	$ 10.851	$ 10.930
Total return[4]	22.15%	(7.59%)	13.47%	3.72%	(2.66%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$133,104	$112,819	$131,624	$131,282	$136,001
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.30%	0.35%	0.33%	0.32%	0.31%
Ratio of net investment income to average net assets	1.78%	1.63%	1.77%	1.83%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.73%	1.53%	1.74%	1.81%	1.73%
Portfolio turnover	12%	67%	20%	31%	30%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–22

LVIP T. Rowe Price 2030 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Service Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 10.447	$ 11.838	$ 10.849	$ 10.930	$ 12.172
Income (loss) from investment operations:
Net investment income[3]	0.172	0.160	0.175	0.173	0.178
Net realized and unrealized gain (loss)	2.023	(1.059)	1.249	0.202	(0.536)
Total from investment operations	2.195	(0.899)	1.424	0.375	(0.358)
Less dividends and distributions from:
Net investment income	(0.237)	(0.175)	(0.202)	(0.190)	(0.175)
Net realized gain	(1.622)	(0.317)	(0.233)	(0.266)	(0.709)
Total dividends and distributions	(1.859)	(0.492)	(0.435)	(0.456)	(0.884)
Net asset value, end of period	$ 10.783	$ 10.447	$ 11.838	$ 10.849	$ 10.930
Total return[4]	21.84%	(7.82%)	13.19%	3.45%	(2.90%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 30,392	$ 26,121	$ 29,277	$24,338	$ 23,529
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.55%	0.60%	0.58%	0.57%	0.56%
Ratio of net investment income to average net assets	1.53%	1.38%	1.52%	1.58%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.48%	1.28%	1.49%	1.56%	1.48%
Portfolio turnover	12%	67%	20%	31%	30%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–23

LVIP T. Rowe Price 2040 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Standard Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 9.851	$ 11.399	$ 10.337	$ 10.346	$ 11.655
Income (loss) from investment operations:
Net investment income[3]	0.176	0.167	0.200	0.185	0.196
Net realized and unrealized gain (loss)	2.131	(1.122)	1.304	0.207	(0.577)
Total from investment operations	2.307	(0.955)	1.504	0.392	(0.381)
Less dividends and distributions from:
Net investment income	(0.227)	(0.179)	(0.225)	(0.198)	(0.189)
Net realized gain	(1.641)	(0.414)	(0.217)	(0.203)	(0.739)
Total dividends and distributions	(1.868)	(0.593)	(0.442)	(0.401)	(0.928)
Net asset value, end of period	$ 10.290	$ 9.851	$ 11.399	$ 10.337	$ 10.346
Total return[4]	24.44%	(8.72%)	14.63%	3.81%	(3.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 92,296	$ 76,482	$ 87,523	$86,980	$ 87,556
Ratio of expenses to average net assets[5]	0.26%	0.26%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.37%	0.36%	0.34%	0.33%
Ratio of net investment income to average net assets	1.65%	1.50%	1.81%	1.78%	1.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.39%	1.75%	1.74%	1.67%
Portfolio turnover	10%	65%	27%	27%	25%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–24

LVIP T. Rowe Price 2040 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Service Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 9.828	$ 11.372	$ 10.315	$ 10.325	$ 11.634
Income (loss) from investment operations:
Net investment income[3]	0.149	0.139	0.172	0.158	0.166
Net realized and unrealized gain (loss)	2.123	(1.117)	1.300	0.207	(0.575)
Total from investment operations	2.272	(0.978)	1.472	0.365	(0.409)
Less dividends and distributions from:
Net investment income	(0.203)	(0.152)	(0.198)	(0.172)	(0.161)
Net realized gain	(1.641)	(0.414)	(0.217)	(0.203)	(0.739)
Total dividends and distributions	(1.844)	(0.566)	(0.415)	(0.375)	(0.900)
Net asset value, end of period	$ 10.256	$ 9.828	$ 11.372	$ 10.315	$ 10.325
Total return[4]	24.13%	(8.95%)	14.34%	3.55%	(3.46%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 31,866	$ 25,678	$ 28,249	$23,376	$ 22,486
Ratio of expenses to average net assets[5]	0.51%	0.51%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.57%	0.62%	0.61%	0.59%	0.58%
Ratio of net investment income to average net assets	1.40%	1.25%	1.56%	1.53%	1.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.14%	1.50%	1.49%	1.42%
Portfolio turnover	10%	65%	27%	27%	25%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–25

LVIP T. Rowe Price 2050 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Standard Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 9.705	$ 10.912	$ 9.514	$ 9.345	$ 9.888
Income (loss) from investment operations:
Net investment income[3]	0.179	0.168	0.187	0.189	0.186
Net realized and unrealized gain (loss)	2.196	(1.093)	1.440	0.222	(0.554)
Total from investment operations	2.375	(0.925)	1.627	0.411	(0.368)
Less dividends and distributions from:
Net investment income	(0.218)	(0.186)	(0.213)	(0.182)	(0.157)
Net realized gain	(1.024)	(0.096)	(0.016)	(0.060)	(0.018)
Total dividends and distributions	(1.242)	(0.282)	(0.229)	(0.242)	(0.175)
Net asset value, end of period	$ 10.838	$ 9.705	$ 10.912	$ 9.514	$ 9.345
Total return[4]	25.15%	(8.47%)	17.11%	4.41%	(3.75%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 42,023	$ 31,731	$ 33,407	$28,659	$ 24,406
Ratio of expenses to average net assets[5]	0.27%	0.27%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.40%	0.46%	0.47%	0.50%	0.54%
Ratio of net investment income to average net assets	1.66%	1.54%	1.80%	2.01%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.53%	1.35%	1.63%	1.81%	1.63%
Portfolio turnover	6%	62%	34%	23%	26%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–26

LVIP T. Rowe Price 2050 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Service Class
	Year Ended
	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 9.681	$ 10.884	$ 9.491	$ 9.324	$ 9.866
Income (loss) from investment operations:
Net investment income[3]	0.152	0.140	0.161	0.165	0.160
Net realized and unrealized gain (loss)	2.181	(1.086)	1.435	0.221	(0.552)
Total from investment operations	2.333	(0.946)	1.596	0.386	(0.392)
Less dividends and distributions from:
Net investment income	(0.194)	(0.161)	(0.187)	(0.159)	(0.132)
Net realized gain	(1.024)	(0.096)	(0.016)	(0.060)	(0.018)
Total dividends and distributions	(1.218)	(0.257)	(0.203)	(0.219)	(0.150)
Net asset value, end of period	$ 10.796	$ 9.681	$ 10.884	$ 9.491	$ 9.324
Total return[4]	24.77%	(8.70%)	16.82%	4.15%	(3.98%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 16,671	$ 11,952	$ 11,498	$ 7,708	$ 5,011
Ratio of expenses to average net assets[5]	0.52%	0.52%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.65%	0.71%	0.72%	0.75%	0.79%
Ratio of net investment income to average net assets	1.41%	1.29%	1.55%	1.76%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	1.10%	1.38%	1.56%	1.38%
Portfolio turnover	6%	62%	34%	23%	26%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–27

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund and LVIP T. Rowe Price 2050 Fund (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. Each Fund is a diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment companies, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Funds are T. Rowe Price target date funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.
Each Fund’s investment objective is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2019, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP T. Rowe Price Target Date Funds–28

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, effective May 1, 2019, LIAC receives a management fee at an annual rate of 0.19% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Prior to May 1, 2019, the management fee was 0.25% of each Fund’s average daily net assets.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Prior to May 1, 2019, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount of each Fund’s average daily net assets were as follows:
LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
0.03%	0.06%	0.05%	0.04%	0.03%
LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed the following percentages of average daily net assets for each Fund. The reimbursement is accrued daily and received monthly.
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Standard Class	0.27%	0.24%	0.25%	0.26%	0.27%
Service Class	0.52%	0.49%	0.50%	0.51%	0.52%
LIAC retains the right to receive reimbursements of excess amounts waived or paid on or after May 1, 2019 by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2019, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	Total
LVIP T. Rowe Price 2010 Fund	$46,377	$ 46,377
LVIP T. Rowe Price 2020 Fund	$49,172	$ 49,172
LVIP T. Rowe Price 2030 Fund	$37,536	$ 37,536
LVIP T. Rowe Price 2040 Fund	$38,458	$ 38,458
LVIP T. Rowe Price 2050 Fund	$43,954	$ 43,954
T. Rowe Price Associates, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Funds, pays T. Rowe Price Associates, Inc. a fee based on each Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Administrative	$1,701	$6,790	$8,775	$6,481	$2,898
Legal	337	1,345	1,737	1,283	572
LVIP T. Rowe Price Target Date Funds–29

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2019, these fees were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Printing and mailing	$1,380	$4,047	$7,130	$8,880	$8,236
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Expense reimbursement receivable from LIAC	$2,943	$ 3,336	$ 1,456	$ 1,248	$2,144
Management fees payable to LIAC	4,704	20,022	26,394	19,841	9,414
Distribution fees payable to LFD	1,615	4,338	6,349	6,649	3,461
Printing and mailing fees payable to Lincoln Life	97	287	365	556	338
Shareholder servicing fees payable to Lincoln Life	718	3,056	4,029	3,028	1,437
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP T. Rowe Price Target Date Funds–30

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2019, were as follows:
LVIP T. Rowe Price 2010 Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-47.50%@
Equity Funds-16.14%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 455,994	$ 106,580	$ 93,000	$ (10,907)	$ 69,171	$ 527,838	43,986	$ 6,511	$ 55,069
✧✧LVIP SSGA S&P 500 Index Fund	3,337,647	805,908	1,295,000	199,152	610,259	3,657,966	174,280	57,878	143,030
✧✧LVIP SSGA Small-Cap Index Fund	427,513	94,803	98,000	(2,425)	81,882	503,773	15,896	4,616	25,186
Fixed Income Fund-25.03%@
✧✧LVIP SSGA Bond Index Fund	7,543,866	1,991,285	2,680,000	45,701	372,351	7,273,203	634,660	196,285	—
International Equity Fund-6.33%@
✧✧LVIP SSGA International Index Fund	1,818,382	310,298	615,000	127,952	197,056	1,838,688	186,802	45,298	—
Total	$13,583,402	$3,308,874	$4,781,000	$359,473	$1,330,719	$13,801,468		$310,588	$223,285

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
LVIP T. Rowe Price 2020 Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-52.80%@
Equity Funds-22.64%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 2,637,807	$ 330,856	$ 240,000	$ (22,937)	$ 358,694	$ 3,064,420	255,368	$ 36,745	$ 294,111
✧✧LVIP SSGA S&P 500 Index Fund	19,077,575	3,202,397	5,650,000	989,044	3,439,096	21,058,112	1,003,293	339,259	788,138
✧✧LVIP SSGA Small-Cap Index Fund	2,396,058	162,660	65,000	(6,983)	442,604	2,929,339	92,432	26,844	135,817
Fixed Income Fund-21.30%@
✧✧LVIP SSGA Bond Index Fund	24,226,681	4,973,481	5,000,000	70,770	1,168,420	25,439,352	2,219,839	263,980	—
International Equity Fund-8.86%@
✧✧LVIP SSGA International Index Fund	10,369,111	1,438,981	2,965,000	445,628	1,299,298	10,588,018	1,075,690	683,481	—
Total	$58,707,232	$10,108,375	$13,920,000	$1,475,522	$6,708,112	$63,079,241		$1,350,309	$1,218,066

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–31

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2030 Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-54.76%@
Equity Funds-29.04%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 4,260,449	$ 564,740	$ —	$ —	$ 534,695	$ 5,359,884	446,657	$ 64,270	$ 500,471
✧✧LVIP SSGA S&P 500 Index Fund	29,758,879	4,267,391	4,345,000	256,480	7,032,386	36,970,136	1,761,405	582,191	1,350,200
✧✧LVIP SSGA Small-Cap Index Fund	3,889,313	540,540	—	—	716,857	5,146,710	162,398	47,163	233,377
Fixed Income Fund-14.24%@
✧✧LVIP SSGA Bond Index Fund	21,379,117	3,521,537	2,750,000	31,983	1,094,016	23,276,653	2,031,122	621,537	—
International Equity Fund-11.48%@
✧✧LVIP SSGA International Index Fund	16,489,922	2,450,999	3,080,000	241,557	2,677,169	18,779,647	1,907,919	450,999	—
Total	$75,777,680	$11,345,207	$10,175,000	$530,020	$12,055,123	$89,533,030		$1,766,160	$2,084,048

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
LVIP T. Rowe Price 2040 Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-55.11%@
Equity Funds-33.34%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 3,651,719	$ 514,968	$ 25,000	$ (1,253)	$ 462,344	$ 4,602,778	383,565	$ 55,192	$ 429,777
✧✧LVIP SSGA S&P 500 Index Fund	25,291,589	3,657,291	2,875,000	163,888	6,103,602	32,341,370	1,540,872	505,422	1,151,869
✧✧LVIP SSGA Small-Cap Index Fund	3,360,492	517,483	50,000	(1,145)	621,693	4,448,523	140,367	40,765	201,717
Fixed Income Fund-8.44%@
✧✧LVIP SSGA Bond Index Fund	9,630,420	2,253,800	1,870,000	2,129	468,469	10,484,818	914,906	278,800	—
International Equity Fund-13.33%@
✧✧LVIP SSGA International Index Fund	14,133,792	2,038,205	2,130,000	(131,472)	2,639,698	16,550,223	1,681,421	393,204	—
Total	$56,068,012	$8,981,747	$6,950,000	$ 32,147	$10,295,806	$68,427,712		$1,273,383	$1,783,363

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–32

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2050 Fund
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-54.87%@
Equity Funds-35.26%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 1,595,140	$ 532,246	$ —	$ —	$ 203,148	$ 2,330,534	194,211	$ 27,945	$209,301
✧✧LVIP SSGA S&P 500 Index Fund	11,365,867	2,544,117	620,000	(7,691)	2,910,712	16,193,005	771,500	253,060	561,058
✧✧LVIP SSGA Small-Cap Index Fund	1,444,861	443,350	—	—	283,006	2,171,217	68,510	19,896	98,453
Fixed Income Fund-5.75%@
✧✧LVIP SSGA Bond Index Fund	3,102,677	630,910	515,000	(2,694)	158,601	3,374,494	294,459	90,910	—
International Equity Fund-13.86%@
✧✧LVIP SSGA International Index Fund	6,330,372	1,426,257	785,000	(66,062)	1,230,081	8,135,648	826,541	196,257	—
Total	$23,838,917	$5,576,880	$1,920,000	$(76,447)	$4,785,548	$32,204,898		$588,068	$868,812

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Purchases	$6,635,511	$19,139,370	$20,781,327	$15,176,216	$9,571,989
Sales	9,034,000	24,360,000	17,940,000	11,420,000	2,860,000
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Cost of investments	$24,962,403	$101,947,085	$132,554,360	$98,056,976	$50,252,311
Aggregate unrealized appreciation of investments	$ 4,556,200	$ 23,370,602	$ 35,705,951	$29,396,817	$ 9,903,505
Aggregate unrealized depreciation of investments	(141,543)	(667,463)	(1,351,307)	(1,094,499)	(341,067)
Net unrealized appreciation of investments	$ 4,414,657	$ 22,703,139	$ 34,354,644	$28,302,318	$ 9,562,438
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
LVIP T. Rowe Price Target Date Funds–33

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2019:
Level 1	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Investments:
Assets:
Affiliated Investment Companies	$13,801,468	$ 63,079,241	$ 89,533,030	$ 68,427,712	$32,204,898
Unaffiliated Investment Companies	15,575,592	61,570,983	77,375,974	57,931,582	27,609,851
Total Investments	$29,377,060	$124,650,224	$166,909,004	$126,359,294	$59,814,749
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Year ended December 31, 2019
Ordinary income	$3,995,808	$14,562,212	$10,159,926	$ 6,179,171	$1,469,449
Long-term capital gains	2,045,327	9,047,152	15,038,036	13,126,280	4,569,056
Total	$6,041,135	$23,609,364	$25,197,962	$19,305,451	$6,038,505
Year ended December 31, 2018
Ordinary income	$ 619,200	$ 2,434,144	$ 2,883,732	$ 2,104,861	$1,197,514
Long-term capital gains	2,114,745	6,123,286	3,861,499	3,811,005	14,892
Total	$2,733,945	$ 8,557,430	$ 6,745,231	$ 5,915,866	$1,212,406
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Undistributed ordinary income	$ 36,605	$ 357,780	$ —	$ —	$ —
Undistributed long-term capital gains	455,307	2,036,981	2,640,034	1,915,528	998,395
Other temporary differences	(1,909,758)	(9,161,886)	(10,533,304)	(9,835,112)	(2,919,857)
Net unrealized appreciation	4,414,657	22,703,139	34,354,644	28,302,318	9,562,438
Distributable earnings/(accumulated loss)	$ 2,996,811	$15,936,014	$ 26,461,374	$20,382,734	$ 7,640,976
LVIP T. Rowe Price Target Date Funds–34

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP T. Rowe Price 2010 Fund		LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	557,478	339,681	3,389,536	1,489,926	3,505,511	1,596,570
Service Class	236,103	65,802	122,298	146,025	244,623	246,293
Shares reinvested:
Standard Class	466,278	190,690	1,979,171	632,596	1,963,923	498,643
Service Class	157,945	57,413	404,927	133,985	432,813	107,904
	1,417,804	653,586	5,895,932	2,402,532	6,146,870	2,449,410
Shares redeemed:
Standard Class	(842,249)	(862,597)	(4,198,000)	(2,284,342)	(3,930,585)	(2,411,677)
Service Class	(286,638)	(98,642)	(422,438)	(437,226)	(359,379)	(326,933)
	(1,128,887)	(961,239)	(4,620,438)	(2,721,568)	(4,289,964)	(2,738,610)
Net increase (decrease)	288,917	(307,653)	1,275,494	(319,036)	1,856,906	(289,200)

	LVIP T. Rowe Price 2040 Fund		LVIP T. Rowe Price 2050 Fund
	Year Ended		Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18
Shares sold:
Standard Class	1,770,846	1,075,440	1,012,239	778,378
Service Class	406,639	263,263	218,508	241,694
Shares reinvested:
Standard Class	1,450,939	421,421	417,554	93,224
Service Class	491,259	132,284	160,374	31,674
	4,119,683	1,892,408	1,808,675	1,144,970
Shares redeemed:
Standard Class	(2,015,993)	(1,411,078)	(822,086)	(663,314)
Service Class	(403,590)	(267,003)	(69,209)	(95,179)
	(2,419,583)	(1,678,081)	(891,295)	(758,493)
Net increase (decrease)	1,700,100	214,327	917,380	386,477
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
8. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP T. Rowe Price Target Date Funds–35

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
9. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP T. Rowe Price Target Date Funds–36

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of the LVIP T. Rowe Price Target Date Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund and LVIP T. Rowe Price 2050 Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP T. Rowe Price Target Date Funds–37

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of the subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that, effective February 1, 2018, the Funds were restructured to remove a risk management overlay strategy and that T. Rowe Price Associates, Inc. (“T. Rowe”) was appointed subadviser to manage each Fund’s glide path asset allocation.
Performance. The Board was provided with performance information (including total return, standard deviation and Sharpe ratio) by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for each Fund comparing the Funds’ performance to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated day-to-day portfolio management of the Funds to T. Rowe, which is responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board also considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019 and reduced each Fund’s investment management fee effective May 1, 2019. The Board noted that the net investment management fee for each Fund was higher than the median net
LVIP T. Rowe Price Target Date Funds–38

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee of the respective Morningstar peer group. The Board considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)), other than the LVIP T. Rowe Price 2010 Fund, was the same as the median net expense ratio of the respective Morningstar peer group (including AFFE) for each Fund. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the LVIP T. Rowe Price 2010 Fund’s asset levels, that LIAC had reduced each Fund’s investment management fee effective May 1, 2019 and had implemented an expense limitation for each Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe on behalf of the Funds, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Funds and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price 2010 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2000-2010 funds category and the S&P Target Date 2010 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period.
The Board reviewed the LVIP T. Rowe Price 2020 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2020 funds category and the S&P Target Date 2020 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period.
The Board reviewed the LVIP T. Rowe Price 2030 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2030 funds category and the S&P Target Date 2030 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period.
The Board reviewed the LVIP T. Rowe Price 2040 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2040 funds category and the S&P Target Date 2040 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period.
The Board reviewed the LVIP T. Rowe Price 2050 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2050 funds category and the S&P Target Date 2050 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period.
The Board considered that the Morningstar peer group for each Fund contained a limited number of funds. The Board also considered that each Fund had been restructured effective February 1, 2018 and that T. Rowe Price became the subadviser to each Fund on February 1, 2018. The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedules, which contain a breakpoint and noted T. Rowe’s statement that it does not manage comparable funds using the same strategy as the Funds. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule for T. Rowe was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered that T. Rowe uses soft dollars that can benefit T. Rowe and its clients, and also considered other benefits to T. Rowe, such as including the Funds’ assets in its assets under management.
LVIP T. Rowe Price Target Date Funds–39

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP T. Rowe Price Target Date Funds–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP T. Rowe Price Target Date Funds–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP T. Rowe Price Target Date Funds–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP T. Rowe Price Target Date Funds–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Target Date Funds–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Target Date Funds–45

LVIP T. Rowe Price Growth Stock Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP T. Rowe Price Growth Stock Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned 31.06% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 1000® Growth Index1, returned 36.39%.
Overall, both stock selection and group weighting were responsible for relative underperformance. Information technology was the leading detractor, followed by financials and health care. Consumer staples and utilities were the largest contributors.
U.S. stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The Federal Reserve’s (the “Fed”) decision to keep rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, though occasional tensions seemed to reduce its likelihood. A preliminary “phase one” trade deal was not officially struck until December. As part of the agreement, the U.S. would lower or cancel the scheduled tariff rate on various Chinese goods. The agreement would also require “structural reforms and other changes to China’s economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services, and currency and foreign exchange.”
Information technology was the leading detractor, due to both stock selection and underweight positioning. The Fund’s underweight position in Apple hurt relative results as shares of the company marched higher over the past 12 months, driven by accelerating growth of services and wearables, along with improving conditions for iPhone sales in China.
Security selection in financials was primarily responsible for the relative underperformance. Shares of TD Ameritrade Holding underperformed over the past year due to unfavorable interest rate cuts by the Fed and fee pressure among online brokers that eventually pressured the company to drop its trading commissions to zero.
Both an underweight position and unfavorable stock selection in the health care sector detracted from relative performance, led by Cigna.
In contrast, underweighting within the consumer staples sector boosted the relative returns.
An out-of-benchmark investment in utilities also contributed to the relative performance.
Portfolio Managers:
T. Rowe Price Associates Inc.:	Joseph B. Fath
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $39,936. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $41,234. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 31.06%
Five Years	+ 14.23%
Ten Years	+ 14.85%
Service Class Shares
One Year	+ 30.73%
Five Years	+ 13.95%
Ten Years	+ 14.57%
1. The Russell 1000®Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,088.60	0.67%	$3.53
Service Class Shares	1,000.00	1,087.20	0.92%	4.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.67%	$3.41
Service Class Shares	1,000.00	1,020.60	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.22%
Aerospace & Defense	2.73%
Auto Components	0.94%
Automobiles	1.46%
Biotechnology	1.74%
Capital Markets	1.11%
Chemicals	0.59%
Electric Utilities	0.62%
Electronic Equipment, Instruments & Components	0.47%
Entertainment	4.15%
Health Care Equipment & Supplies	4.70%
Health Care Providers & Services	5.80%
Hotels, Restaurants & Leisure	2.32%
Household Durables	0.17%
Industrial Conglomerates	1.65%
Insurance	0.67%
Interactive Media & Services	14.80%
Internet & Direct Marketing Retail	10.70%
IT Services	12.43%
Machinery	1.69%
Multiline Retail	1.78%
Multi-Utilities	0.81%
Oil, Gas & Consumable Fuels	0.67%
Professional Services	1.42%
Road & Rail	1.11%
Semiconductors & Semiconductor Equipment	2.47%
Software	14.36%
Specialty Retail	0.26%
Technology Hardware, Storage & Peripherals	4.62%
Textiles, Apparel & Luxury Goods	1.43%
Tobacco	0.55%
Convertible Preferred Stocks	1.56%
Money Market Fund	0.34%
Total Investments	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Amazon.com	6.51%
Alphabet Class A & Class C	6.32%
Microsoft	6.15%
Facebook Class A	5.78%
Apple	4.62%
Visa Class A	3.85%
Mastercard Class A	3.46%
Alibaba Group Holding ADR	2.98%
Boeing	2.73%
Netflix	2.17%
Total	44.57%

ADR–American Depositary Receipt
IT–Information Technology

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.22%
Aerospace & Defense–2.73%
Boeing	130,715	$ 42,581,718
		42,581,718
Auto Components–0.94%
Aptiv	154,755	14,697,082
		14,697,082
Automobiles–1.46%
Ferrari	83,936	13,894,765
†Tesla	21,400	8,952,262
		22,847,027
Biotechnology–1.74%
†Alexion Pharmaceuticals	43,700	4,726,155
†Vertex Pharmaceuticals	102,887	22,527,109
		27,253,264
Capital Markets–1.11%
Intercontinental Exchange	71,744	6,639,907
TD Ameritrade Holding	180,985	8,994,954
†XP Class A	42,984	1,655,744
		17,290,605
Chemicals–0.59%
Linde	43,081	9,171,945
		9,171,945
Electric Utilities–0.62%
NextEra Energy	40,078	9,705,288
		9,705,288
Electronic Equipment, Instruments & Components–0.47%
Hexagon Class B	132,067	7,402,523
		7,402,523
Entertainment–4.15%
†Netflix	104,777	33,902,694
†Spotify Technology	48,844	7,304,620
†Tencent Music Entertainment Group ADR	541,423	6,356,306
Walt Disney	118,939	17,202,148
		64,765,768
Health Care Equipment & Supplies–4.70%
†Alcon	130,167	7,372,869
Becton Dickinson & Co.	70,127	19,072,440
†Intuitive Surgical	39,268	23,213,279
Stryker	112,965	23,715,872
		73,374,460
Health Care Providers & Services–5.80%
Anthem	48,876	14,762,018
†Centene	237,108	14,906,980
†Cigna	67,297	13,761,564
HCA Healthcare	91,557	13,533,040
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
UnitedHealth Group	97,104	$ 28,546,634
†WellCare Health Plans	15,252	5,036,363
		90,546,599
Hotels, Restaurants & Leisure–2.32%
Las Vegas Sands	151,445	10,455,763
MGM Resorts International	221,417	7,366,543
Restaurant Brands International	49,306	3,144,244
Wynn Resorts	110,501	15,345,274
		36,311,824
Household Durables–0.17%
†NVR	713	2,715,396
		2,715,396
Industrial Conglomerates–1.65%
General Electric	354,500	3,956,220
Honeywell International	19,398	3,433,446
Roper Technologies	51,713	18,318,296
		25,707,962
Insurance–0.67%
Chubb	67,263	10,470,159
		10,470,159
Interactive Media & Services–14.80%
†Alphabet Class A	37,460	50,173,549
†Alphabet Class C	36,333	48,577,948
†Facebook Class A	439,536	90,214,764
†InterActiveCorp	42,639	10,621,801
†Match Group	58,818	4,829,546
Tencent Holdings	554,800	26,742,153
		231,159,761
Internet & Direct Marketing Retail–10.70%
†Alibaba Group Holding ADR	219,155	46,482,776
†Amazon.com	55,039	101,703,266
†Booking Holdings	7,091	14,562,999
†MercadoLibre	7,644	4,371,909
		167,120,950
IT Services–12.43%
Fidelity National Information Services	230,956	32,123,670
†Fiserv	174,057	20,126,211
Global Payments	75,762	13,831,111
Mastercard Class A	180,813	53,988,954
†PayPal Holdings	128,571	13,907,525
Visa Class A	320,047	60,136,831
		194,114,302
Machinery–1.69%
Fortive	169,900	12,978,661
LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Wabtec	172,157	$ 13,393,815
		26,372,476
Multiline Retail–1.78%
Dollar General	36,014	5,617,464
†Dollar Tree	112,589	10,588,996
Dollarama	336,730	11,573,108
		27,779,568
Multi-Utilities–0.81%
Sempra Energy	83,882	12,706,445
		12,706,445
Oil, Gas & Consumable Fuels–0.67%
Concho Resources	47,962	4,200,032
Pioneer Natural Resources	41,395	6,265,961
		10,465,993
Professional Services–1.42%
Equifax	47,968	6,721,276
TransUnion	180,328	15,437,880
		22,159,156
Road & Rail–1.11%
JB Hunt Transport Services	74,568	8,708,051
†Uber Technologies	39,359	1,170,537
Union Pacific	41,185	7,445,836
		17,324,424
Semiconductors & Semiconductor Equipment–2.47%
†Advanced Micro Devices	185,900	8,525,374
ASML Holding (New York shares)	56,816	16,814,127
Marvell Technology Group	497,320	13,208,819
		38,548,320
Software–14.36%
†Atlassian Class A	29,640	3,566,878
Intuit	79,021	20,697,970
Microsoft	609,532	96,123,196
†Paycom Software	23,226	6,149,316
†salesforce.com	169,487	27,565,366
†ServiceNow	63,530	17,935,789
†Slack Technologies Class A	247,616	5,566,408
†Splunk	113,452	16,991,706
Temenos	52,169	8,252,573
†VMware Class A	81,073	12,306,071
†Workday Class A	54,020	8,883,589
†Zoom Video Communications Class A	4,777	325,027
		224,363,889
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–0.26%
†Ulta Salon Cosmetics & Fragrance	16,155	$ 4,089,477
		4,089,477
Technology Hardware, Storage & Peripherals–4.62%
Apple	245,853	72,194,733
		72,194,733
Textiles, Apparel & Luxury Goods–1.43%
†Lululemon Athletica	39,697	9,196,604
NIKE Class B	130,070	13,177,392
		22,373,996
Tobacco–0.55%
Philip Morris International	100,598	8,559,884
		8,559,884
Total Common Stock (Cost $844,474,214)		1,534,174,994
CONVERTIBLE PREFERRED STOCKS–1.56%
=†πAirbnb Series D	14,304	1,702,176
=†πAirbnb Series E	14,245	1,695,155
=†πAnt International Class C	747,330	4,805,332
=†πAurora Innovation	128,840	1,190,520
=†πDoordash Series G	6,830	1,295,631
=†πGm Cruise Holdings Class F	126,000	2,299,500
=†πMagic Leap Series C	47,862	1,102,405
=†πMagic Leap Series D	43,618	1,059,917
=†πRivian Automotive Series D	465,637	5,002,804
=†πStripe Class B	40,238	631,334
=†πUiPath Series D1	45,137	1,776,218
=†πUiPath Series D2	7,579	298,247
=†πWeWork Companies Series E	16,159	227,519
=†πXiaoju Kuaizhi Series A	26,379	1,343,538
Total Convertible Preferred Stocks (Cost $22,130,294)		24,430,296

MONEY MARKET FUND–0.34%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	5,256,190	5,256,190
Total Money Market Fund (Cost $5,256,190)		5,256,190

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–100.12% (Cost $871,860,698)	$1,563,861,480
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(1,921,159)
NET ASSETS APPLICABLE TO 31,987,255 SHARES OUTSTANDING–100.00%	$1,561,940,321
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($1,175,892,492 / 23,924,514 Shares)	$49.150
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($386,047,829 / 8,062,741 Shares)	$47.880
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$ 838,438,971
Distributable earnings/(accumulated loss)	723,501,350
TOTAL NET ASSETS	$1,561,940,321

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2019, the aggregate value of restricted securities was $24,430,296, which represented 1.56% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Airbnb Series D	4/16/2014	$ 582,359	$ 1,702,176
Airbnb Series E	7/14/2015	1,326,130	1,695,155
Ant International Class C	6/7/2018	4,192,521	4,805,332
Aurora Innovation	3/1/2019	1,190,520	1,190,520
Doordash Series G	11/12/2019	1,295,631	1,295,631
Gm Cruise Holdings Class F	5/8/2019	2,299,500	2,299,500
Magic Leap Series C	1/20/2016	1,102,405	1,102,405
Magic Leap Series D	10/12/2017	1,177,686	1,059,917
Rivian Automotive Series D	12/23/2019	5,002,804	5,002,804
Stripe Class B	12/17/2019	631,334	631,334
UiPath Series D1	4/30/2019	1,776,218	1,776,218
UiPath Series D2	4/30/2019	298,247	298,247
WeWork Companies Series E	6/23/2015	531,463	227,519
Xiaoju Kuaizhi Series A	10/19/2015	723,476	1,343,538
Total		$22,130,294	$24,430,296

★ Includes $2,282,724 payable for securities purchased, $761,576 payable for fund shares redeemed, $133,799 other accrued expenses payable and $926,372 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 11,474,773
Interest	330,109
Foreign taxes withheld	(68,977)
11,735,905
EXPENSES:
Management fees	9,577,273
Distribution fees-Service Class	906,713
Shareholder servicing fees	441,151
Accounting and administration expenses	275,311
Reports and statements to shareholders	67,685
Professional fees	53,773
Custodian fees	49,236
Trustees’ fees and expenses	44,818
Pricing fees	5,537
Consulting fees	2,845
Other	32,381
11,456,723
Less:
Management fees waived	(315,152)
Total operating expenses	11,141,571
NET INVESTMENT INCOME	594,334
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	39,240,886
Foreign currencies	3,310
Net realized gain	39,244,196
Net change in unrealized appreciation (depreciation) of:
Investments	357,568,342
Foreign currencies	964
Net change in unrealized appreciation (depreciation)	357,569,306
NET REALIZED AND UNREALIZED GAIN	396,813,502
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$397,407,836
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 594,334	$ 1,765,867
Net realized gain	39,244,196	96,055,281
Net change in unrealized appreciation (depreciation)	357,569,306	(112,404,766)
Net increase (decrease) in net assets resulting from operations	397,407,836	(14,583,618)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(70,769,596)	(74,120,979)
Service Class	(21,416,150)	(28,411,523)
	(92,185,746)	(102,532,502)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	170,054,341	269,193,865
Service Class	53,585,727	67,311,652
Reinvestment of dividends and distributions:
Standard Class	70,769,596	74,120,979
Service Class	21,416,150	28,411,523
	315,825,814	439,038,019
Cost of shares redeemed:
Standard Class	(297,533,002)	(182,180,420)
Service Class	(78,355,769)	(71,052,224)
	(375,888,771)	(253,232,644)
Increase (decrease) in net assets derived from capital share transactions	(60,062,957)	185,805,375
NET INCREASE IN NET ASSETS	245,159,133	68,689,255
NET ASSETS:
Beginning of year	1,316,781,188	1,248,091,933
End of year	$1,561,940,321	$1,316,781,188
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 39.805	$ 43.584	$ 33.206	$ 33.230	$ 31.180
Income (loss) from investment operations:
Net investment income (loss)[1]	0.046	0.094	0.083	0.044	(0.011)
Net realized and unrealized gain (loss)	12.109	(0.084)	11.105	0.412	3.294
Total from investment operations	12.155	0.010	11.188	0.456	3.283
Less dividends and distributions from:
Net investment income	(0.034)	(0.082)	(0.095)	(0.033)	—
Net realized gain	(2.776)	(3.707)	(0.715)	(0.443)	(1.233)
Return of capital	—	—	—	(0.004)	—
Total dividends and distributions	(2.810)	(3.789)	(0.810)	(0.480)	(1.233)
Net asset value, end of period	$ 49.150	$ 39.805	$ 43.584	$ 33.206	$ 33.230
Total return[2]	31.06%	(1.12%)	33.69%	1.39%	10.73%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,175,892	$1,000,659	$924,211	$829,032	$624,231
Ratio of expenses to average net assets	0.67%	0.68%	0.68%	0.68%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.69%	0.70%	0.70%	0.69%	0.71%
Ratio of net investment income (loss) to average net assets	0.10%	0.21%	0.21%	0.14%	(0.03%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.08%	0.19%	0.19%	0.13%	(0.03%)
Portfolio turnover	31%	50%	60%	44%	35%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 38.905	$ 42.736	$ 32.582	$ 32.662	$ 30.743
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.069)	(0.020)	(0.015)	(0.035)	(0.093)
Net realized and unrealized gain (loss)	11.820	(0.065)	10.884	0.402	3.245
Total from investment operations	11.751	(0.085)	10.869	0.367	3.152
Less dividends and distributions from:
Net investment income	—	(0.039)	—	—	—
Net realized gain	(2.776)	(3.707)	(0.715)	(0.443)	(1.233)
Return of capital	—	—	—	(0.004)	—
Total dividends and distributions	(2.776)	(3.746)	(0.715)	(0.447)	(1.233)
Net asset value, end of period	$ 47.880	$ 38.905	$ 42.736	$ 32.582	$ 32.662
Total return[2]	30.73%	(1.37%)	33.36%	1.15%	10.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$386,048	$316,122	$323,881	$250,162	$274,131
Ratio of expenses to average net assets	0.92%	0.93%	0.93%	0.93%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.94%	0.95%	0.95%	0.94%	0.96%
Ratio of net investment income (loss) to average net assets	(0.15%)	(0.04%)	(0.04%)	(0.11%)	(0.28%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.17%)	(0.06%)	(0.06%)	(0.12%)	(0.28%)
Portfolio turnover	31%	50%	60%	44%	35%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $127 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the Fund's average daily net assets; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund's average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. When Fund assets are less than $1 billion, the waiver amount is 0.00%. When Fund assets are greater than $1 billion, the waiver amount is 0.025% of the first $1 billion of average daily net assets of the Fund and 0.0125% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$85,710
Legal	16,950
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $40,236 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$806,045
Distribution fees payable to LFD	81,099
Printing and mailing fees payable to Lincoln Life	803
Shareholder servicing fees payable to Lincoln Life	38,425
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities sales of $571,335, which resulted in net realized gains of $29,923.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$472,083,161
Sales	610,783,568
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$877,888,675
Aggregate unrealized appreciation of investments	$691,920,602
Aggregate unrealized depreciation of investments	(5,947,797)
Net unrealized appreciation of investments	$685,972,805
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 42,581,718	$ —	$ —	$ 42,581,718
Auto Components	14,697,082	—	—	14,697,082
Automobiles	22,847,027	—	—	22,847,027
Biotechnology	27,253,264	—	—	27,253,264
Capital Markets	17,290,605	—	—	17,290,605
Chemicals	9,171,945	—	—	9,171,945
Electric Utilities	9,705,288	—	—	9,705,288
Electronic Equipment, Instruments & Components	—	7,402,523	—	7,402,523
Entertainment	64,765,768	—	—	64,765,768
Health Care Equipment & Supplies	66,001,591	7,372,869	—	73,374,460
Health Care Providers & Services	90,546,599	—	—	90,546,599
Hotels, Restaurants & Leisure	36,311,824	—	—	36,311,824
Household Durables	2,715,396	—	—	2,715,396
Industrial Conglomerates	25,707,962	—	—	25,707,962
Insurance	10,470,159	—	—	10,470,159
Interactive Media & Services	231,159,761	—	—	231,159,761
Internet & Direct Marketing Retail	167,120,950	—	—	167,120,950
IT Services	194,114,302	—	—	194,114,302
Machinery	26,372,476	—	—	26,372,476
Multiline Retail	27,779,568	—	—	27,779,568
Multi-Utilities	12,706,445	—	—	12,706,445
Oil, Gas & Consumable Fuels	10,465,993	—	—	10,465,993
Professional Services	22,159,156	—	—	22,159,156
Road & Rail	17,324,424	—	—	17,324,424
Semiconductors & Semiconductor Equipment	38,548,320	—	—	38,548,320
Software	216,111,316	8,252,573	—	224,363,889
Specialty Retail	4,089,477	—	—	4,089,477
Technology Hardware, Storage & Peripherals	72,194,733	—	—	72,194,733
Textiles, Apparel & Luxury Goods	22,373,996	—	—	22,373,996
Tobacco	8,559,884	—	—	8,559,884
Convertible Preferred Stocks	—	—	24,430,296	24,430,296
Money Market Fund	5,256,190	—	—	5,256,190
Total Investments	$1,516,403,219	$23,027,965	$24,430,296	$1,563,861,480
During the year ended December 31, 2019, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2019, a portion of the Fund’s common stock investments was categorized as Level 2.
LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Common Stock	Convertible Preferred Stock	Total
Balance as of 12/31/18	$ 140,821	$13,634,020	$13,774,841
Reclassifications	—	—	—
Purchases	—	17,389,224	17,389,224
Sales	(22,398)	(4,950,482)	(4,972,880)
Transfer In	—	—	—
Transfer Out	(105,538)	(1,814,000)	(1,919,538)
Accretion/(amortization)	—	—	—
Net realized gain	—	21,701	21,701
Net change in unrealized appreciation (depreciation)	(12,885)	149,833	136,948
Balance as of 12/31/19	$ —	$24,430,296	$24,430,296
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/19	$ —	$ 1,364,278	$ 1,364,278
We did not present a table including the quantitative information about significant unobservable inputs used in Level 3 fair value measurements as all unobservable Level 3 measurements were provided by third parties without adjustments as of December 31, 2019.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$3,075,288	$8,003,372
Long-term capital gains	89,110,457	94,529,130
Total	$92,185,745	$102,532,502
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 2,205,283
Undistributed long-term capital gains	35,323,105
Other temporary differences	1
Net unrealized appreciation	685,972,961
Distributable earnings/(accumulated loss)	$723,501,350
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	3,641,018	6,197,316
Service Class	1,184,806	1,491,730
Shares reinvested:
Standard Class	1,544,775	1,611,372
Service Class	480,056	630,645
	6,850,655	9,931,063
Shares redeemed:
Standard Class	(6,400,152)	(3,874,864)
Service Class	(1,727,570)	(1,575,635)
	(8,127,722)	(5,450,499)
Net increase (decrease)	(1,277,067)	4,480,564
7. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Growth Stock Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Growth Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Growth Stock Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP T. Rowe Price Growth Stock Fund–17

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management
LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the LVIP T. Rowe Price Growth Stock Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price Growth Stock Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the benchmark index and below the Morningstar peer group median for the three-, five- and ten-year periods. The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee, which contains breakpoints, and the fee rates charged to other subadvised registered funds managed by T. Rowe with similar investment strategies. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and noted that T. Rowe has the ability to obtain research with soft dollars that can benefit T. Rowe and its clients and other benefits to T. Rowe, such as including the Fund’s assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP T. Rowe Price Growth Stock Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP T. Rowe Price Growth Stock Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP T. Rowe Price Growth Stock Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP T. Rowe Price Growth Stock Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Growth Stock Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Growth Stock Fund–24

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned 37.40% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell Midcap® Growth Index1, returned 35.47%.
Broadly speaking, stock selection contributed to relative performance. At the sector level, information technology, communication services, and consumer discretionary contributed to relative performance, while energy and real estate detracted.
U.S. stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The Federal Reserve’s (the “Fed”) decision to keep rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, though occasional tensions seemed to reduce its likelihood. A preliminary “phase one” trade deal was not officially struck until December. As part of the agreement, the U.S. would lower or cancel the scheduled tariff rate on various Chinese goods. The agreement would also require “structural reforms and other changes to China’s economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services, and currency and foreign exchange.”
Information technology benefited relative results, due to stock selection. Shares of e-commerce platform Shopify continued to drive higher over the period as investors rewarded stable revenue trends, a large and growing total addressable market, and a long growth runway. The company is in the early stages of expanding internationally and accumulating traction with its Shopify Plus offering for high-volume merchants. The introduction of the Shopify Fulfillment Network at the company’s Unite conference analyst day highlights Shopify’s dedication to improving and streamlining the warehousing and shipping process for merchants while enabling the company to capture additional economics around the fulfillment process.
Security selection and an underweight positioning in communication services supported relative performance. Match aided relative returns within the sector.
The consumer discretionary sector contributed to relative performance due to strong stock selection. Within the sector, GrubHub drove relative performance.
Conversely, stock selection and an overweight position in energy hindered relative performance. The Fund’s small allocation to Permian producer Centennial Resource Development (no longer held in the Fund) weighed on relative performance as shares trended persistently downward over the period.
Real estate hindered relative results, due to stock choices, such as Iron Mountain.
Mid-cap growth stocks posted a solid gain in the fourth quarter of 2019. Fueling the market’s rally was the Federal Reserve’s continuing efforts to suppress interest rates despite the U.S. economy remaining in relatively strong shape. In October, the Fed lowered the fed funds rate by 25 basis points for the third time this year, following similar-size cuts in July and September.
Portfolio Managers:
T. Rowe Price Associates Inc.:	Donald J. Peters
Donald J. Easley
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $39,384. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $37,856. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2019 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 37.40%
Five Years	+ 12.78%
Ten Years	+ 14.69%
Service Class Shares
One Year	+ 37.06%
Five Years	+ 12.50%
Ten Years	+ 14.41%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,077.10	0.74%	$3.87
Service Class Shares	1,000.00	1,075.80	0.99%	5.18
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.74%	$3.77
Service Class Shares	1,000.00	1,020.30	0.99%	5.04

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.25%
Aerospace & Defense	2.67%
Air Freight & Logistics	0.28%
Airlines	0.94%
Auto Components	0.74%
Automobiles	0.21%
Banks	1.72%
Beverages	0.40%
Biotechnology	3.78%
Building Products	0.93%
Capital Markets	3.40%
Chemicals	1.30%
Commercial Services & Supplies	2.48%
Communications Equipment	0.68%
Construction & Engineering	0.15%
Construction Materials	0.80%
Consumer Finance	0.37%
Containers & Packaging	1.44%
Distributors	0.30%
Diversified Consumer Services	0.88%
Electrical Equipment	1.51%
Electronic Equipment, Instruments & Components	3.67%
Entertainment	0.95%
Equity Real Estate Investment Trusts	1.45%
Food & Staples Retailing	0.28%
Food Products	1.46%
Gas Utilities	0.30%
Health Care Equipment & Supplies	4.27%
Health Care Providers & Services	2.58%
Health Care Technology	0.74%
Hotels, Restaurants & Leisure	4.36%
Household Durables	0.64%
Household Products	1.01%
Industrial Conglomerates	0.09%
Insurance	1.62%
Interactive Media & Services	0.94%
Internet & Direct Marketing Retail	0.53%
IT Services	10.40%
Life Sciences Tools & Services	2.15%
Machinery	2.85%
Marine	0.10%
Media	0.36%
Metals & Mining	0.16%
Multiline Retail	1.90%
Multi-Utilities	0.11%
Oil, Gas & Consumable Fuels	1.30%
Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	1.01%
Professional Services	3.62%
Real Estate Management & Development	0.20%
Road & Rail	1.30%
Semiconductors & Semiconductor Equipment	6.59%
Software	10.90%
Specialty Retail	4.37%
Technology Hardware, Storage & Peripherals	0.23%
Textiles, Apparel & Luxury Goods	0.95%
Trading Companies & Distributors	0.64%
Water Utilities	0.24%
Convertible Preferred Stocks	0.72%
Money Market Fund	0.01%
Total Investments	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Global Payments	1.70%
Burlington Stores	1.10%
Fiserv	1.09%
Dollar General	1.06%
KLA	0.97%
Splunk	0.95%
Microchip Technology	0.94%
Lam Research	0.93%
Hilton Worldwide Holdings	0.93%
Amphenol Class A	0.92%
Total	10.59%

IT–Information Technology

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.25%
Aerospace & Defense–2.67%
BWX Technologies	51,400	$ 3,190,912
Hexcel	34,900	2,558,519
Huntington Ingalls Industries	13,300	3,336,704
L3Harris Technologies	45,690	9,040,680
Textron	41,300	1,841,980
TransDigm Group	12,500	7,000,000
		26,968,795
Air Freight & Logistics–0.28%
CH Robinson Worldwide	19,000	1,485,800
Expeditors International of Washington	17,500	1,365,350
		2,851,150
Airlines–0.94%
Alaska Air Group	53,400	3,617,850
American Airlines Group	27,300	782,964
Copa Holdings Class A	14,900	1,610,392
†United Airlines Holdings	39,900	3,514,791
		9,525,997
Auto Components–0.74%
Aptiv	79,200	7,521,624
		7,521,624
Automobiles–0.21%
Ferrari	12,580	2,082,493
		2,082,493
Banks–1.72%
BankUnited	27,900	1,020,024
Fifth Third Bancorp	47,800	1,469,372
First Republic Bank	47,600	5,590,620
Pinnacle Financial Partners	17,600	1,126,400
Signature Bank	12,300	1,680,303
†SVB Financial Group	12,654	3,176,660
Webster Financial	61,512	3,282,280
		17,345,659
Beverages–0.40%
Brown-Forman Class B	59,955	4,052,958
		4,052,958
Biotechnology–3.78%
†ACADIA Pharmaceuticals	20,900	894,102
†Agios Pharmaceuticals	36,600	1,747,650
†Alexion Pharmaceuticals	15,600	1,687,140
†Alkermes	41,200	840,480
†Alnylam Pharmaceuticals	25,100	2,890,767
†Amarin ADR	55,000	1,179,200
†Argenx ADR	6,466	1,037,922
†Ascendis Pharma ADR	6,636	923,200
†BioMarin Pharmaceutical	54,300	4,591,065
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Bluebird Bio	5,600	$ 491,400
†Blueprint Medicines	9,300	745,023
†Exact Sciences	45,700	4,226,336
†Exelixis	56,700	999,054
†FibroGen	12,600	540,414
†Immunomedics	37,400	791,384
†Incyte	43,700	3,815,884
†Neurocrine Biosciences	29,617	3,183,532
†Sage Therapeutics	14,699	1,061,121
†Sarepta Therapeutics	17,200	2,219,488
†Seattle Genetics	33,431	3,819,826
†Ultragenyx Pharmaceutical	11,704	499,878
		38,184,866
Building Products–0.93%
Allegion	31,200	3,885,648
AO Smith	48,200	2,296,248
Fortune Brands Home & Security	49,783	3,252,821
		9,434,717
Capital Markets–3.40%
Cboe Global Markets	71,500	8,580,000
E*TRADE Financial	39,800	1,805,726
FactSet Research Systems	5,950	1,596,385
Lazard Class A	79,100	3,160,836
MarketAxess Holdings	8,400	3,184,524
Moody's	10,800	2,564,028
MSCI	12,900	3,330,522
Nasdaq	23,200	2,484,720
Northern Trust	16,300	1,731,712
TD Ameritrade Holding	72,600	3,608,220
Tradeweb Markets Class A	51,033	2,365,380
		34,412,053
Chemicals–1.30%
†Axalta Coating Systems	45,300	1,377,120
Celanese	26,500	3,262,680
CF Industries Holdings	26,100	1,246,014
PPG Industries	19,700	2,629,753
RPM International	48,000	3,684,480
Valvoline	42,784	916,005
		13,116,052
Commercial Services & Supplies–2.48%
ADT	116,700	925,431
Cintas	28,200	7,588,056
†Copart	51,900	4,719,786
†IAA	61,200	2,880,072
KAR Auction Services	57,900	1,261,641
Ritchie Bros Auctioneers	31,000	1,331,450
Rollins	62,700	2,079,132
Waste Connections	46,725	4,242,163
		25,027,731
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment–0.68%
Motorola Solutions	43,000	$ 6,929,020
		6,929,020
Construction & Engineering–0.15%
Valmont Industries	10,300	1,542,734
		1,542,734
Construction Materials–0.80%
Eagle Materials	19,600	1,776,936
Vulcan Materials	43,518	6,266,157
		8,043,093
Consumer Finance–0.37%
Discover Financial Services	39,500	3,350,390
†Green Dot Class A	15,800	368,140
		3,718,530
Containers & Packaging–1.44%
Avery Dennison	33,000	4,317,060
Ball	90,200	5,833,234
International Paper	36,300	1,671,615
Sealed Air	69,200	2,756,236
		14,578,145
Distributors–0.30%
Pool	14,200	3,015,796
		3,015,796
Diversified Consumer Services–0.88%
†Bright Horizons Family Solutions	14,800	2,224,292
†Grand Canyon Education	28,800	2,758,752
Service Corp. International	84,400	3,884,932
		8,867,976
Electrical Equipment–1.51%
AMETEK	22,325	2,226,696
†Generac Holdings	17,800	1,790,502
Hubbell	25,600	3,784,192
Rockwell Automation	20,700	4,195,269
†Sensata Technologies Holding	60,000	3,232,200
		15,228,859
Electronic Equipment, Instruments & Components–3.67%
Amphenol Class A	86,000	9,307,780
CDW	49,600	7,084,864
Cognex	40,800	2,286,432
†Coherent	13,220	2,199,147
Corning	122,600	3,568,886
FLIR Systems	14,000	728,980
†IPG Photonics	10,700	1,550,644
†Keysight Technologies	58,662	6,020,481
Littelfuse	10,600	2,027,780
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Zebra Technologies Class A	9,100	$ 2,324,504
		37,099,498
Entertainment–0.95%
†Electronic Arts	24,700	2,655,497
†Live Nation Entertainment	35,400	2,530,038
†Take-Two Interactive Software	21,600	2,644,488
†Zynga Class A	284,500	1,741,140
		9,571,163
Equity Real Estate Investment Trusts–1.45%
American Campus Communities	24,241	1,140,054
CubeSmart	35,600	1,120,688
Federal Realty Investment Trust	5,700	733,761
Iron Mountain	39,800	1,268,426
MGM Growth Properties Class A	64,000	1,982,080
SBA Communications	27,500	6,627,225
SL Green Realty	10,100	927,988
VEREIT	91,450	844,998
		14,645,220
Food & Staples Retailing–0.28%
Casey's General Stores	17,900	2,845,921
		2,845,921
Food Products–1.46%
Conagra Brands	47,700	1,633,248
Hershey	27,900	4,100,742
Hormel Foods	24,800	1,118,728
McCormick & Co Non-Voting Shares	28,500	4,837,305
Tyson Foods Class A	33,700	3,068,048
		14,758,071
Gas Utilities–0.30%
Atmos Energy	27,018	3,022,233
		3,022,233
Health Care Equipment & Supplies–4.27%
†ABIOMED	12,100	2,064,139
†Align Technology	19,900	5,552,896
Cooper	21,200	6,811,348
†DexCom	21,200	4,637,288
†Hologic	90,300	4,714,563
†ICU Medical	6,457	1,208,234
†IDEXX Laboratories	23,500	6,136,555
†Novocure	8,600	724,722
†Penumbra	7,200	1,182,744
STERIS	11,800	1,798,556
Teleflex	17,000	6,399,480

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
West Pharmaceutical Services	13,100	$ 1,969,323
		43,199,848
Health Care Providers & Services–2.58%
†Acadia Healthcare	40,788	1,354,977
†Amedisys	10,600	1,769,352
†Centene	132,700	8,342,849
†DaVita	19,400	1,455,582
†Henry Schein	18,200	1,214,304
†Molina Healthcare	37,200	5,047,668
Universal Health Services Class B	14,800	2,123,208
†WellCare Health Plans	14,431	4,765,261
		26,073,201
Health Care Technology–0.74%
Cerner	28,700	2,106,293
†Veeva Systems Class A	38,600	5,429,476
		7,535,769
Hotels, Restaurants & Leisure–4.36%
Aramark	21,200	920,080
Choice Hotels International	20,100	2,078,943
Domino's Pizza	17,800	5,229,284
Dunkin' Brands Group	57,600	4,351,104
Extended Stay America	67,600	1,004,536
Hilton Worldwide Holdings	84,433	9,364,464
MGM Resorts International	89,400	2,974,338
†Norwegian Cruise Line Holdings	41,100	2,400,651
Papa John's International	20,500	1,294,575
Restaurant Brands International	43,104	2,748,742
Royal Caribbean Cruises	21,600	2,883,816
Wynn Resorts	33,500	4,652,145
Yum Brands	14,400	1,450,512
Yum China Holdings	56,100	2,693,361
		44,046,551
Household Durables–0.64%
†Mohawk Industries	7,352	1,002,666
†NVR	1,130	4,303,503
Toll Brothers	28,300	1,118,133
		6,424,302
Household Products–1.01%
Church & Dwight	74,700	5,254,398
Clorox	32,100	4,928,634
		10,183,032
Industrial Conglomerates–0.09%
Roper Technologies	2,600	920,998
		920,998
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–1.62%
Assurant	33,400	$ 4,378,072
Axis Capital Holdings	39,300	2,335,992
Fidelity National Financial	81,000	3,673,350
Willis Towers Watson	29,500	5,957,230
		16,344,644
Interactive Media & Services–0.94%
†InterActiveCorp	21,700	5,405,687
†Match Group	37,620	3,088,978
†Zillow Group Class A	21,800	997,132
		9,491,797
Internet & Direct Marketing Retail–0.53%
†Chewy Class A	31,127	902,683
†Farfetch Class A	35,006	362,312
†GrubHub	6,900	335,616
†MercadoLibre	3,400	1,944,596
†Trip.com Group ADR	37,900	1,271,166
†Wayfair Class A	6,430	581,079
		5,397,452
IT Services–10.40%
†Black Knight	91,755	5,916,363
Booz Allen Hamilton Holding	81,020	5,762,953
†CoreLogic	52,500	2,294,775
†EPAM Systems	11,100	2,354,976
†Euronet Worldwide	30,100	4,742,556
Fidelity National Information Services	40,001	5,563,739
†Fiserv	95,700	11,065,791
†FleetCor Technologies	31,400	9,034,408
†Gartner	40,100	6,179,410
Genpact	40,600	1,712,102
Global Payments	93,897	17,141,836
†GoDaddy Class A	56,600	3,844,272
Leidos Holdings	43,700	4,277,793
†Okta	23,400	2,699,658
Paychex	26,000	2,211,560
Sabre	104,700	2,349,468
†Shopify Class A	9,700	3,856,526
†StoneCo Class A	28,261	1,127,331
†Twilio Class A	38,200	3,754,296
†VeriSign	22,400	4,316,032
†WEX	23,600	4,943,256
		105,149,101
Life Sciences Tools & Services–2.15%
Agilent Technologies	64,900	5,536,619
†Avantor	208,758	3,788,958
Bruker	27,900	1,422,063
†IQVIA Holdings	16,300	2,518,513
†Mettler-Toledo International	5,400	4,283,712
†PRA Health Sciences	18,600	2,067,390

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†QIAGEN	64,100	$ 2,166,580
		21,783,835
Machinery–2.85%
Donaldson	13,600	783,632
Flowserve	25,900	1,289,043
Fortive	51,508	3,934,696
Graco	44,200	2,298,400
IDEX	14,625	2,515,500
†Middleby	16,636	1,821,975
Nordson	15,900	2,589,156
PACCAR	23,000	1,819,300
Snap-on	10,900	1,846,460
Toro	31,400	2,501,638
Wabtec	36,972	2,876,421
Woodward	20,300	2,404,332
Xylem	27,100	2,135,209
		28,815,762
Marine–0.10%
†Kirby	11,200	1,002,736
		1,002,736
Media–0.36%
†Altice USA Class A	58,364	1,595,672
Interpublic Group	34,900	806,190
Omnicom Group	15,000	1,215,300
		3,617,162
Metals & Mining–0.16%
Kirkland Lake Gold	37,900	1,670,253
		1,670,253
Multiline Retail–1.90%
Dollar General	69,000	10,762,620
†Dollar Tree	70,800	6,658,740
†Ollie's Bargain Outlet Holdings	27,300	1,782,963
		19,204,323
Multi-Utilities–0.11%
NiSource	39,900	1,110,816
		1,110,816
Oil, Gas & Consumable Fuels–1.30%
Cabot Oil & Gas	130,600	2,273,746
Concho Resources	24,048	2,105,883
Continental Resources	23,000	788,900
Diamondback Energy	22,200	2,061,492
HollyFrontier	32,200	1,632,862
†Jagged Peak Energy	208,100	1,766,769
=†πVenture Global LNG Series B	36	187,200
=†πVenture Global LNG Series C	455	2,366,000
		13,182,852
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals–1.01%
†Catalent	38,769	$ 2,182,695
†Elanco Animal Health	85,283	2,511,584
†GW Pharmaceuticals ADR	4,500	470,520
†Jazz Pharmaceuticals	20,300	3,030,384
Perrigo	38,200	1,973,412
		10,168,595
Professional Services–3.62%
†CoStar Group	14,100	8,436,030
Equifax	37,000	5,184,440
†IHS Markit	57,825	4,357,114
ManpowerGroup	8,400	815,640
Nielsen Holdings	100,600	2,042,180
Robert Half International	25,100	1,585,065
TransUnion	95,200	8,150,072
Verisk Analytics Class A	40,196	6,002,870
=†πWeWork Companies Class A	4,358	61,361
		36,634,772
Real Estate Management & Development–0.20%
Jones Lang LaSalle	11,800	2,054,262
		2,054,262
Road & Rail–1.30%
JB Hunt Transport Services	35,200	4,110,656
Kansas City Southern	26,200	4,012,792
Landstar System	10,300	1,172,861
Old Dominion Freight Line	14,800	2,808,744
Schneider National Class B	48,994	1,069,049
		13,174,102
Semiconductors & Semiconductor Equipment–6.59%
Entegris	106,600	5,339,594
KLA	54,900	9,781,533
Lam Research	32,200	9,415,280
Marvell Technology Group	216,511	5,750,532
Maxim Integrated Products	128,300	7,891,733
Microchip Technology	90,500	9,477,160
Monolithic Power Systems	20,200	3,596,004
Skyworks Solutions	66,200	8,002,256
Xilinx	75,400	7,371,858
		66,625,950
Software–10.90%
†Anaplan	24,000	1,257,600
†ANSYS	8,600	2,213,726
†Atlassian Class A	64,331	7,741,593
†Autodesk	24,100	4,421,386
†Avalara	11,200	820,400
†Cadence Design Systems	89,900	6,235,464
CDK Global	37,700	2,061,436
†Ceridian HCM Holding	52,721	3,578,702
†Coupa Software	21,100	3,085,875
†Crowdstrike Holdings Class A	17,095	852,528

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Datadog Class A	16,065	$ 606,936
=†πDatadog Class B	16,053	606,482
†DocuSign	56,413	4,180,767
†Dropbox Class A	51,013	913,643
†Dynatrace	57,888	1,464,566
†Fortinet	40,400	4,313,104
†Guidewire Software	33,300	3,655,341
†New Relic	15,200	998,792
NortonLifeLock	109,800	2,802,096
†Palo Alto Networks	27,400	6,336,250
†Paycom Software	14,000	3,706,640
†Pluralsight Class A	29,387	505,750
†Proofpoint	30,600	3,512,268
†RealPage	81,987	4,406,801
†ServiceNow	19,500	5,505,240
†Slack Technologies Class A	47,137	1,059,640
†Splunk	64,000	9,585,280
SS&C Technologies Holdings	89,800	5,513,720
†Synopsys	34,300	4,774,560
†Tyler Technologies	15,800	4,740,316
†Workday Class A	26,005	4,276,522
†Zendesk	55,600	4,260,628
†Zoom Video Communications Class A	2,323	158,057
		110,152,109
Specialty Retail–4.37%
†AutoZone	2,200	2,620,882
†Burlington Stores	48,800	11,127,864
†CarMax	42,600	3,734,742
†Five Below	18,100	2,314,266
†Michaels	40,000	323,600
†O'Reilly Automotive	18,500	8,107,810
Ross Stores	41,300	4,808,146
Tractor Supply	39,600	3,700,224
†Ulta Salon Cosmetics & Fragrance	23,990	6,072,829
Williams-Sonoma	18,900	1,388,016
		44,198,379
Technology Hardware, Storage & Peripherals–0.23%
†Pure Storage Class A	134,915	2,308,396
		2,308,396
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.95%
†Lululemon Athletica	25,900	$ 6,000,253
PVH	11,800	1,240,770
Tapestry	87,200	2,351,784
		9,592,807
Trading Companies & Distributors–0.64%
Fastenal	23,600	872,020
†HD Supply Holdings	98,500	3,961,670
Watsco	9,300	1,675,395
		6,509,085
Water Utilities–0.24%
American Water Works	19,430	2,386,976
		2,386,976
Total Common Stock (Cost $581,297,008)		1,003,350,221
CONVERTIBLE PREFERRED STOCKS–0.72%
=†πAirbnb Series D	18,795	2,236,605
=†πAirbnb Series E	2,425	288,575
=†πDatabricks Series F	20,628	885,940
=†πTanium Series G	234,645	1,994,811
=†πUiPath Series D1	19,698	775,150
=†πUiPath Series D2	3,308	130,175
=†πWeWork Companies Series D1	27,915	393,043
=†πWeWork Companies Series D2	21,933	308,817
=†πWeWork Companies Series E	16,055	226,054
Total Convertible Preferred Stocks (Cost $5,305,140)		7,239,170

MONEY MARKET FUND–0.01%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	169,377	169,377
Total Money Market Fund (Cost $169,377)		169,377

TOTAL INVESTMENTS–99.98% (Cost $586,771,525)	1,010,758,768
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	154,232
NET ASSETS APPLICABLE TO 34,486,461 SHARES OUTSTANDING–100.00%	$1,010,913,000
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($688,038,463 / 23,153,253 Shares)	$29.717
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($322,874,537 / 11,333,208 Shares)	$28.489
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$ 535,094,397
Distributable earnings/(accumulated loss)	475,818,603
TOTAL NET ASSETS	$1,010,913,000

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2019, the aggregate value of restricted securities was $10,460,213, which represented 1.03% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Airbnb Series D	4/16/2014	$ 765,201	$ 2,236,605
Airbnb Series E	7/14/2015	225,754	288,575
Databricks Series F	10/22/2019	885,940	885,940
Datadog Class B	5/8/2019	256,254	606,482
Tanium Series G	8/16/2015	1,164,848	1,994,811
UiPath Series D1	4/30/2019	775,150	775,150
UiPath Series D2	4/30/2019	130,175	130,175
Venture Global LNG Series B	3/8/2018	108,720	187,200
Venture Global LNG Series C	10/16/2017	1,693,275	2,366,000
WeWork Companies Class A	12/9/2014	61,758	61,361
WeWork Companies Series D1	12/9/2014	464,818	393,043
WeWork Companies Series D2	12/9/2014	365,211	308,817
WeWork Companies Series E	12/9/2014	528,043	226,054
Total		$7,425,147	$10,460,213

★ Includes $1,170,169 payable for fund shares redeemed, $73,164 other accrued expenses payable and $658,019 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
LNG–Liquefied Natural Gas
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 8,606,752
Foreign taxes withheld	(24,424)
8,582,328
EXPENSES:
Management fees	6,170,565
Distribution fees-Service Class	683,346
Shareholder servicing fees	261,918
Accounting and administration expenses	170,524
Reports and statements to shareholders	80,699
Professional fees	43,132
Trustees’ fees and expenses	26,639
Custodian fees	10,956
Pricing fees	4,501
Consulting fees	2,361
Other	21,431
7,476,072
Less:
Management fees waived	(76,603)
Total operating expenses	7,399,469
NET INVESTMENT INCOME	1,182,859
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	61,161,929
Foreign currencies	(56)
Net realized gain	61,161,873
Net change in unrealized appreciation (depreciation) of investments	212,058,807
NET REALIZED AND UNREALIZED GAIN	273,220,680
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$274,403,539
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,182,859	$ 2,353,817
Net realized gain	61,161,873	68,741,609
Net change in unrealized appreciation (depreciation)	212,058,807	(91,033,723)
Net increase (decrease) in net assets resulting from operations	274,403,539	(19,938,297)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(45,533,137)	(48,324,420)
Service Class	(21,115,584)	(17,824,619)
	(66,648,721)	(66,149,039)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	72,111,969	52,400,310
Service Class	73,974,734	62,884,754
Reinvestment of dividends and distributions:
Standard Class	45,533,137	48,324,420
Service Class	21,115,584	17,824,619
	212,735,424	181,434,103
Cost of shares redeemed:
Standard Class	(124,957,643)	(133,038,446)
Service Class	(41,124,305)	(36,439,532)
	(166,081,948)	(169,477,978)
Increase in net assets derived from capital share transactions	46,653,476	11,956,125
NET INCREASE (DECREASE) IN NET ASSETS	254,408,294	(74,131,211)
NET ASSETS:
Beginning of year	756,504,706	830,635,917
End of year	$1,010,913,000	$ 756,504,706
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 23.259	$ 25.969	$ 21.510	$ 21.097	$ 22.079
Income (loss) from investment operations:
Net investment income[1]	0.058	0.094	0.035	0.048	0.025
Net realized and unrealized gain (loss)	8.512	(0.608)	5.236	1.526	0.420
Total from investment operations	8.570	(0.514)	5.271	1.574	0.445
Less dividends and distributions from:
Net investment income	(0.047)	(0.099)	(0.049)	(0.062)	(0.028)
Net realized gain	(2.065)	(2.097)	(0.763)	(1.099)	(1.399)
Total dividends and distributions	(2.112)	(2.196)	(0.812)	(1.161)	(1.427)
Net asset value, end of period	$ 29.717	$ 23.259	$ 25.969	$ 21.510	$ 21.097
Total return[2]	37.40%	(3.08%)	24.74%	7.56%	2.10%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$688,038	$547,099	$639,333	$536,444	$519,709
Ratio of expenses to average net assets	0.74%	0.76%	0.76%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.76%	0.76%	0.75%	0.75%
Ratio of net investment income to average net assets	0.21%	0.34%	0.15%	0.23%	0.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.20%	0.34%	0.15%	0.23%	0.11%
Portfolio turnover	19%	24%	28%	26%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 22.385	$ 25.068	$ 20.799	$ 20.440	$ 21.461
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.012)	0.025	(0.024)	(0.004)	(0.030)
Net realized and unrealized gain (loss)	8.181	(0.571)	5.056	1.473	0.408
Total from investment operations	8.169	(0.546)	5.032	1.469	0.378
Less dividends and distributions from:
Net investment income	—	(0.040)	—	(0.011)	—
Net realized gain	(2.065)	(2.097)	(0.763)	(1.099)	(1.399)
Total dividends and distributions	(2.065)	(2.137)	(0.763)	(1.110)	(1.399)
Net asset value, end of period	$ 28.489	$ 22.385	$ 25.068	$ 20.799	$ 20.440
Total return[2]	37.06%	(3.31%)	24.44%	7.29%	1.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$322,875	$209,406	$191,303	$138,630	$135,470
Ratio of expenses to average net assets	0.99%	1.01%	1.01%	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	1.01%	1.01%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	(0.04%)	0.09%	(0.10%)	(0.02%)	(0.14%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.05%)	0.09%	(0.10%)	(0.02%)	(0.14%)
Portfolio turnover	19%	24%	28%	26%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize the value of your shares (capital appreciation).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2019.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.70% of the next $200 million; and 0.65% of the Fund’s average daily net assets in excess of $400 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$50,596
Legal	10,005
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $62,924 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$565,279
Distribution fees payable to LFD	67,661
Printing and mailing fees payable to Lincoln Life	528
Shareholder servicing fees payable to Lincoln Life	24,551
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$173,022,197
Sales	189,778,446
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$587,473,166
Aggregate unrealized appreciation of investments	$444,545,952
Aggregate unrealized depreciation of investments	(21,260,350)
Net unrealized appreciation of investments	$423,285,602
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 26,968,795	$—	$ —	$ 26,968,795
Air Freight & Logistics	2,851,150	—	—	2,851,150
Airlines	9,525,997	—	—	9,525,997
Auto Components	7,521,624	—	—	7,521,624
Automobiles	2,082,493	—	—	2,082,493
Banks	17,345,659	—	—	17,345,659
Beverages	4,052,958	—	—	4,052,958
Biotechnology	38,184,866	—	—	38,184,866
Building Products	9,434,717	—	—	9,434,717
Capital Markets	34,412,053	—	—	34,412,053
Chemicals	13,116,052	—	—	13,116,052
Commercial Services & Supplies	25,027,731	—	—	25,027,731
Communications Equipment	6,929,020	—	—	6,929,020
Construction & Engineering	1,542,734	—	—	1,542,734
Construction Materials	8,043,093	—	—	8,043,093
Consumer Finance	3,718,530	—	—	3,718,530
Containers & Packaging	14,578,145	—	—	14,578,145
Distributors	3,015,796	—	—	3,015,796
Diversified Consumer Services	8,867,976	—	—	8,867,976
Electrical Equipment	15,228,859	—	—	15,228,859
Electronic Equipment, Instruments & Components	37,099,498	—	—	37,099,498
Entertainment	9,571,163	—	—	9,571,163
Equity Real Estate Investment Trusts	14,645,220	—	—	14,645,220
Food & Staples Retailing	2,845,921	—	—	2,845,921
Food Products	14,758,071	—	—	14,758,071
Gas Utilities	3,022,233	—	—	3,022,233
Health Care Equipment & Supplies	43,199,848	—	—	43,199,848
Health Care Providers & Services	26,073,201	—	—	26,073,201
Health Care Technology	7,535,769	—	—	7,535,769
Hotels, Restaurants & Leisure	44,046,551	—	—	44,046,551
Household Durables	6,424,302	—	—	6,424,302
Household Products	10,183,032	—	—	10,183,032
Industrial Conglomerates	920,998	—	—	920,998
Insurance	16,344,644	—	—	16,344,644
Interactive Media & Services	9,491,797	—	—	9,491,797
Internet & Direct Marketing Retail	5,397,452	—	—	5,397,452
IT Services	105,149,101	—	—	105,149,101
Life Sciences Tools & Services	21,783,835	—	—	21,783,835
Machinery	28,815,762	—	—	28,815,762
Marine	1,002,736	—	—	1,002,736
Media	3,617,162	—	—	3,617,162
Metals & Mining	1,670,253	—	—	1,670,253
Multiline Retail	19,204,323	—	—	19,204,323
Multi-Utilities	1,110,816	—	—	1,110,816
Oil, Gas & Consumable Fuels	10,629,652	—	2,553,200	13,182,852
Pharmaceuticals	10,168,595	—	—	10,168,595
Professional Services	36,573,411	—	61,361	36,634,772
Real Estate Management & Development	2,054,262	—	—	2,054,262
Road & Rail	13,174,102	—	—	13,174,102
Semiconductors & Semiconductor Equipment	66,625,950	—	—	66,625,950
Software	109,545,627	—	606,482	110,152,109
Specialty Retail	44,198,379	—	—	44,198,379
Technology Hardware, Storage & Peripherals	2,308,396	—	—	2,308,396
Textiles, Apparel & Luxury Goods	9,592,807	—	—	9,592,807
Trading Companies & Distributors	6,509,085	—	—	6,509,085
Water Utilities	2,386,976	—	—	2,386,976
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks	$ —	$—	$ 7,239,170	$ 7,239,170
Money Market Fund	169,377	—	—	169,377
Total Investments	$1,000,298,555	$—	$10,460,213	$1,010,758,768
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stock	Convertible Preferred Stock	Total
Balance as of 12/31/18	$3,164,195	$ 8,266,980	$11,431,175
Reclassifications	—	—	—
Purchases	428,452	4,539,938	4,968,390
Sales	(573,688)	(3,309,853)	(3,883,541)
Transfer In	—	—	—
Transfer Out	—	—	—
Accretion/(amortization)	—	—	—
Net realized gain	291,051	—	291,051
Net change in unrealized appreciation (depreciation)	(88,967)	(2,257,895)	(2,346,862)
Balance as of 12/31/19	$3,221,043	$ 7,239,170	$10,460,213
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/19	$ 349,831	$ 704,518	$ 1,054,349
We did not present a table including the quantitative information about significant unobservable inputs used in Level 3 fair value measurements as all unobservable Level 3 measurements were provided by third parties without adjustments as of December 31, 2019.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and partnership adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$9,404,415	$14,441,128
Long-term capital gains	57,244,306	51,707,911
Total	$66,648,721	$66,149,039
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 52,533,002
Other temporary differences	(1)
Net unrealized appreciation	423,285,602
Distributable earnings/(accumulated loss)	$475,818,603
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	2,534,962	1,988,806
Service Class	2,713,964	2,443,566
Shares reinvested:
Standard Class	1,610,617	1,785,318
Service Class	779,875	683,178
	7,639,418	6,900,868
Shares redeemed:
Standard Class	(4,514,681)	(4,870,816)
Service Class	(1,515,249)	(1,403,434)
	(6,029,930)	(6,274,250)
Net increase	1,609,488	626,618
7. Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund on assets over $750 million through April 30, 2020. The Board noted that the net
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had agreed to waive a portion of the management fee on assets over $750 million for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price Structured Mid-Cap Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for all the periods reviewed. The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, and considered that T. Rowe’s subadvisory fee was reduced effective October 1, 2019. The Board considered the fee rates charged to other subadvised registered funds managed by T. Rowe with similar investment strategies. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and noted that T. Rowe has the ability to obtain research with soft dollars that can benefit T. Rowe and its clients and other benefits to T. Rowe, such as including the Fund’s assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–27

LVIP U.S. Growth Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP U.S. Growth Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 17.18% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its composite benchmark, the U.S. Growth Blended Composite1, returned 23.89% and its broad-based benchmark index, the Russell 1000® Index2, returned 31.43%.
Equity markets ended 2018 negatively, including a particularly difficult December, as escalating trade tensions between the US and China caused widespread concerns about global economic growth. As 2019 began, those apprehensions subsided somewhat, which led to a rebound in equity markets in January. That strength was further supported throughout the year by a reversal in Federal Reserve monetary policy that resulted in three interest rate cuts and in the fourth quarter by modest progress in trade negotiations between the US and China. Positive domestic equity returns were largely driven by price-earnings multiple expansion that resulted from declining interest rates, particularly since S&P 500®Index3 earnings growth was less than 2% for the year. Although equity markets encountered episodes of modest declines, usually due to negative trade rhetoric between the US and China, 2019 was a strong year for domestic equity markets.
Interest rate reductions by the Federal Reserve in 2019 were largely unexpected heading into 2019. Those reductions, which reduced the target Fed Funds rate from 2.25% - 2.50% to 1.50% – 1.75%, were implemented due to perceived softening in global economic activity. As a result, the yield curve ended 2019 steeper than 2018 as longer-term interest rates declined less than short-term rates, evidenced by the fact that the 10-year Treasury yield declined 77 basis points in 2019 to 1.92%, while the 2-year Treasury yield declined 92 basis points to 1.57%. Investment grade and high yield spreads also tightened as perceptions about the economy improved throughout the year. The combination of lower interest rates and tighter credit spreads led to better-than-average fixed income returns for the year.
For the year, there continued to be dispersion in performance across investment styles and market cap. Like 2018, growth stocks continued to outperform value across most asset classes. One difference relative to 2018 was that there were signs that value stocks could potentially assume market leadership at some point, as that style meaningfully outperformed in September. Additionally, large caps continued to outperform small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP U.S. Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to domestic equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds. The performance of the LVIP U.S. Growth Allocation Managed Risk Fund and its underlying funds were impacted by market conditions and style factors during 2019. From a return standpoint, US equities broadly outperformed fixed income on a relative basis. During 2019, US equity allocations to growth biased funds generally contributed positively to performance. Conversely, US equity allocations to value biased funds generally delivered returns below the composite index returns. The fixed income allocations within the LVIP U.S. Growth Allocation Managed Risk Fund delivered varied returns in 2019. The Fund’s exposure to core and high yield generally outperformed the fixed income portion of the composite index. Conversely, allocations to short duration detracted from returns on a relative basis.
The risk management overlay of the LVIP U.S. Growth Allocation Managed Risk Fund had a negative impact on relative performance in 2019. The global equity market sell-off in the fourth quarter of 2018 and subsequent sharp market recovery in the first quarter of 2019 marked one of the largest V-shaped markets with heightened volatility, during which the risk management overlay had to control portfolio volatility by constraining equity market participation, resulting in reduced upside capture during the market recovery.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Michael Hoppe
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Growth Allocation Managed Risk Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,915 for the Standard Class shares and to $12,765 for the Service Class shares. For comparison, look at how the U.S. Growth Blended Composite and Russell 1000® Index did over

LVIP U.S. Growth Allocation Managed Risk Fund–1

LVIP U.S. Growth Allocation Managed Risk Fund
2019 Annual Report Commentary (unaudited) (continued)
the same period. The same $10,000 investment would have increased to $14,779 and $16,831, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 17.18%
Inception (5/1/15)	+ 5.63%
Service Class Shares
One Year	+ 16.88%
Inception (5/1/15)	+ 5.37%
1. U.S. Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP U.S. Growth Allocation Managed Risk Fund–2

LVIP U.S. Growth Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,066.20	0.30%	$1.56
Service Class Shares	1,000.00	1,064.80	0.55%	2.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.50	0.55%	2.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund–3

LVIP U.S. Growth Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2019
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.14%
Investment Companies	97.14%
Equity Funds	70.00%
Fixed Income Funds	26.15%
Global Equity Fund	0.99%
Unaffiliated Investment	2.88%
Investment Company	2.88%
Money Market Fund	2.88%
Total Investments	100.02%
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%
LVIP U.S. Growth Allocation Managed Risk Fund–4

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2019
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.14%
INVESTMENT COMPANIES–97.14%
Equity Funds–70.00%
Lincoln Variable Insurance Products Trust-
†✧✧LVIP Baron Growth Opportunities Fund	791,275	$ 49,183,298
✧✧LVIP MFS Value Fund	4,604,122	213,916,694
✧✧LVIP SSGA Mid-Cap Index Fund	4,864,094	58,369,123
✧✧LVIP SSGA S&P 500 Index Fund	14,137,429	296,730,504
✧✧LVIP SSGA Small-Cap Index Fund	1,937,686	61,409,156
✧✧LVIP SSGA Small-Mid Cap 200 Fund	3,579,879	45,657,774
✧✧LVIP T. Rowe Price Growth Stock Fund	4,339,334	213,278,243
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,048,562	60,877,126
✧✧LVIP Wellington Mid-Cap Value Fund	2,237,217	61,691,269
		1,061,113,187
Fixed Income Funds–26.15%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Bond Fund	7,425,782	101,748,058
LVIP JPMorgan High Yield Fund	3,201,637	33,802,878
LVIP PIMCO Low Duration Bond Fund	2,618,453	25,922,684
LVIP SSGA Bond Index Fund	11,004,459	126,111,100
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Short-Term Bond Index Fund	586,761	$ 6,016,649
LVIP Western Asset Core Bond Fund	10,158,093	102,759,269
		396,360,638
Global Equity Fund–0.99%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	1,533,025	14,977,658
		14,977,658
Total Affiliated Investments (Cost $1,283,960,319)		1,472,451,483
UNAFFILIATED INVESTMENT–2.88%
INVESTMENT COMPANY–2.88%
Money Market Fund–2.88%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	43,683,424	43,683,424
Total Unaffiliated Investment (Cost $43,683,424)		43,683,424

TOTAL INVESTMENTS–100.02% (Cost $1,327,643,743)	1,516,134,907
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(309,014)
NET ASSETS APPLICABLE TO 133,140,105 SHARES OUTSTANDING–100.00%	$1,515,825,893

† Non-income producing.
✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2019:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
369	U.S. Treasury 5 yr Notes	$43,766,859	$43,905,529	3/31/20	$—	$(138,670)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP U.S. Growth Allocation Managed Risk Fund–5

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–6

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Affiliated investments, at value	$1,472,451,483
Unaffiliated investments, at value	43,683,424
Receivable for fund shares sold	460,899
Cash collateral held at broker for futures contracts	258,300
Receivable for securities sold	71,027
Dividends and interest receivable	56,394
Prepaid expenses	4,443
TOTAL ASSETS	1,516,985,970
LIABILITIES:
Due to manager and affiliates	663,939
Payable for fund shares redeemed	366,778
Due to custodian	71,027
Other accrued expenses payable	49,697
Variation margin due to broker on futures contracts	8,636
TOTAL LIABILITIES	1,160,077
TOTAL NET ASSETS	$1,515,825,893
Affiliated investments, at cost	$1,283,960,319
Unaffiliated investments, at cost	43,683,424
Standard Class:
Net Assets	$ 17,449,912
Shares Outstanding	1,531,649
Net Asset Value Per Share	$ 11.393
Service Class:
Net Assets	$1,498,375,981
Shares Outstanding	131,608,456
Net Asset Value Per Share	$ 11.385
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$1,364,820,136
Distributable earnings/(accumulated loss)	151,005,757
TOTAL NET ASSETS	$1,515,825,893
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–7

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends from affiliated investments	$ 23,255,035
Interest	808,850
24,063,885
EXPENSES:
Management fees	4,956,255
Distribution fees-Service Class	3,190,340
Shareholder servicing fees	374,239
Accounting and administration expenses	149,769
Reports and statements to shareholders	51,139
Professional fees	38,485
Trustees’ fees and expenses	37,248
Custodian fees	13,993
Consulting fees	4,757
Pricing fees	486
Other	13,690
8,830,401
Less:
Management fees waived	(1,730,058)
Total operating expenses	7,100,343
NET INVESTMENT INCOME	16,963,542
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(6,868,590)
Sale of unaffiliated investments	1,186,294
Distributions from affiliated investment companies	41,505,145
Futures contracts	(35,241,588)
Net realized gain	581,261
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	199,509,059
Unaffiliated investments	1,699,764
Futures contracts	(19,160,408)
Net change in unrealized appreciation (depreciation)	182,048,415
NET REALIZED AND UNREALIZED GAIN	182,629,676
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$199,593,218
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 16,963,542	$ 14,043,382
Net realized gain	581,261	27,596,170
Net change in unrealized appreciation (depreciation)	182,048,415	(97,612,409)
Net increase (decrease) in net assets resulting from operations	199,593,218	(55,972,857)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(840,191)	(221,623)
Service Class	(69,475,662)	(18,188,665)
	(70,315,853)	(18,410,288)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,303,513	8,184,470
Service Class	308,774,479	246,492,444
Reinvestment of dividends and distributions:
Standard Class	840,191	221,623
Service Class	69,475,662	18,188,665
	384,393,845	273,087,202
Cost of shares redeemed:
Standard Class	(2,217,798)	(1,411,882)
Service Class	(75,589,773)	(72,732,577)
	(77,807,571)	(74,144,459)
Increase in net assets derived from capital share transactions	306,586,274	198,942,743
NET INCREASE IN NET ASSETS	435,863,639	124,559,598
NET ASSETS:
Beginning of year	1,079,962,254	955,402,656
End of year	$1,515,825,893	$1,079,962,254
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–8

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	Year Ended				5/1/15 [1] to12/31/15
	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.250	$ 10.960	$ 9.769	$ 9.507	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.172	0.175	0.135	0.145	0.236
Net realized and unrealized gain (loss)	1.570	(0.681)	1.352	0.243	(0.600)
Total from investment operations	1.742	(0.506)	1.487	0.388	(0.364)
Less dividends and distributions from:
Net investment income	(0.177)	(0.202)	(0.178)	(0.126)	(0.113)
Net realized gain	(0.422)	(0.002)	(0.118)	—	(0.016)
Total dividends and distributions	(0.599)	(0.204)	(0.296)	(0.126)	(0.129)
Net asset value, end of period	$ 11.393	$ 10.250	$ 10.960	$ 9.769	$ 9.507
Total return[4]	17.18%	(4.62%)	15.22%	4.08%	(3.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 17,450	$ 12,113	$ 6,015	$ 3,775	$ 298
Ratio of expenses to average net assets[5]	0.30%	0.30%	0.29%	0.28%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.43%	0.75%	0.74%	0.73%	0.77%
Ratio of net investment income to average net assets	1.56%	1.60%	1.27%	1.50%	3.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	1.15%	0.82%	1.05%	3.15%
Portfolio turnover	17%	24%	14%	15%	9%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–9

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	Year Ended				5/1/15 [1] to12/31/15
	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.248	$ 10.959	$ 9.769	$ 9.508	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.144	0.148	0.108	0.120	0.219
Net realized and unrealized gain (loss)	1.567	(0.680)	1.352	0.243	(0.599)
Total from investment operations	1.711	(0.532)	1.460	0.363	(0.380)
Less dividends and distributions from:
Net investment income	(0.152)	(0.177)	(0.152)	(0.102)	(0.096)
Net realized gain	(0.422)	(0.002)	(0.118)	—	(0.016)
Total dividends and distributions	(0.574)	(0.179)	(0.270)	(0.102)	(0.112)
Net asset value, end of period	$ 11.385	$ 10.248	$ 10.959	$ 9.769	$ 9.508
Total return[4]	16.88%	(4.86%)	14.94%	3.82%	(3.80%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,498,376	$1,067,849	$949,388	$624,051	$255,230
Ratio of expenses to average net assets[5]	0.55%	0.55%	0.54%	0.53%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.68%	1.00%	0.99%	0.98%	1.02%
Ratio of net investment income to average net assets	1.31%	1.35%	1.02%	1.25%	3.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.17%	0.90%	0.57%	0.80%	2.90%
Portfolio turnover	17%	24%	14%	15%	9%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–10

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP U.S. Growth Allocation Managed Risk Fund–11

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2019, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   Prior to May 1, 2019, the management fee and waiver amounts were 0.70% and 0.45%, respectively, of the Fund’s average daily net assets.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$71,951
Legal	14,206
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $26,929 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$315,385
Distribution fees payable to LFD	311,969
Shareholder servicing fees payable to Lincoln Life	36,585
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP U.S. Growth Allocation Managed Risk Fund–12

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2019, were as follows:
	Value 12/31/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Number of Shares 12/31/19	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.14%@
Equity Funds-70.00%@
✧✧LVIP Baron Growth Opportunities Fund	$ 34,059,607	$ 9,166,556	$ 5,276,330	$ (220,949)	$ 11,454,414	$ 49,183,298	791,275	$ —	$ 1,174,616
✧✧LVIP MFS Value Fund	158,904,129	40,903,911	27,471,000	(1,147,820)	42,727,474	213,916,694	4,604,122	3,329,755	2,269,802
‡,✧✧LVIP SSGA Mid-Cap Index Fund	—	60,188,219	1,332,897	(86,557)	(399,642)	58,369,123	4,864,094	691,479	5,235,614
✧✧LVIP SSGA S&P 500 Index Fund	169,989,367	92,552,166	12,150,233	(1,114,002)	47,453,206	296,730,504	14,137,429	4,581,478	9,615,240
✧✧LVIP SSGA Small-Cap Index Fund	31,426,681	27,759,483	4,505,545	(666,143)	7,394,680	61,409,156	1,937,686	555,995	2,700,545
✧✧LVIP SSGA Small-Mid Cap 200 Fund	42,325,561	15,468,617	19,288,812	(2,163,255)	9,315,663	45,657,774	3,579,879	872,412	472,576
✧✧LVIP T. Rowe Price Growth Stock Fund	159,369,378	48,394,282	32,458,581	(1,252,869)	39,226,033	213,278,243	4,339,334	146,165	10,790,329
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	50,775,579	14,018,157	17,023,479	(51,787)	13,158,656	60,877,126	2,048,562	93,697	3,771,400
✧✧LVIP Wellington Mid-Cap Value Fund	50,225,490	17,379,859	16,067,998	(497,413)	10,651,331	61,691,269	2,237,217	566,459	3,994,785
Fixed Income Funds-26.15%@
✧✧LVIP Delaware Bond Fund	75,769,576	31,432,347	8,501,027	(437,906)	3,485,068	101,748,058	7,425,782	3,009,332	892,488
✧✧LVIP JPMorgan High Yield Fund	19,695,829	14,180,349	1,198,614	(64,549)	1,189,863	33,802,878	3,201,637	1,823,060	—
✧✧LVIP PIMCO Low Duration Bond Fund	32,771,747	8,697,983	15,798,141	(57,289)	308,384	25,922,684	2,618,453	776,104	—
✧✧LVIP SSGA Bond Index Fund	96,785,738	32,252,018	8,014,976	(222,418)	5,310,738	126,111,100	11,004,459	3,345,030	—
✧✧LVIP SSGA Short-Term Bond Index Fund	4,572,060	1,631,907	278,641	(32)	91,355	6,016,649	586,761	141,236	4,400
✧✧LVIP Western Asset Core Bond Fund	73,396,351	29,917,177	5,740,686	(218,040)	5,404,467	102,759,269	10,158,093	2,776,297	—
Global Equity Fund-0.99%@
✧✧LVIP BlackRock Global Real Estate Fund	21,292,375	6,218,230	16,602,755	1,332,439	2,737,369	14,977,658	1,533,025	546,536	583,350
Total	$1,021,359,468	$450,161,261	$191,709,715	$(6,868,590)	$199,509,059	$1,472,451,483		$23,255,035	$41,505,145

@ As a percentage of Net Assets as of December 31, 2019.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2018.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$450,161,262
Sales	217,636,286
LVIP U.S. Growth Allocation Managed Risk Fund–13

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,340,412,403
Aggregate unrealized appreciation of investments and derivatives	$ 177,115,524
Aggregate unrealized depreciation of investments and derivatives	(1,393,020)
Net unrealized appreciation of investments and derivatives	$ 175,722,504
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$1,472,451,483	$—	$—	$1,472,451,483
Unaffiliated Investment Company	43,683,424	—	—	43,683,424
Total Investments	$1,516,134,907	$—	$—	$1,516,134,907
Derivatives:
Liabilities:
Futures Contract	$ (138,670)	$—	$—	$ (138,670)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$28,144,353	$18,256,031
Long-term capital gains	42,171,500	154,257
Total	$70,315,853	$18,410,288
LVIP U.S. Growth Allocation Managed Risk Fund–14

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 8,712,749
Other temporary differences	(33,429,496)
Net unrealized appreciation	175,722,504
Distributable earnings/(accumulated loss)	$151,005,757
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	476,254	737,801
Service Class	28,014,927	22,395,087
Shares reinvested:
Standard Class	75,291	21,662
Service Class	6,243,255	1,777,942
	34,809,727	24,932,492
Shares redeemed:
Standard Class	(201,615)	(126,567)
Service Class	(6,851,846)	(6,602,276)
	(7,053,461)	(6,728,843)
Net increase	27,756,266	18,203,649
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$—	Variation margin due to broker on futures contracts	$(138,670)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP U.S. Growth Allocation Managed Risk Fund–15

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(40,192,521)	$(13,678,936)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	4,950,933	(5,481,472)
Total		$(35,241,588)	$(19,160,408)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$127,179,316	$77,287,852
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP U.S. Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP U.S. Growth Allocation Managed Risk Fund–17

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund's net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund's investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-year period ended March 31, 2019. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP U.S. Growth Allocation Managed Risk Fund–18

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP U.S. Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (U.S. Growth Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019 for the Fund and reduced the Fund’s investment management fee by the amount of the advisory fee waiver effective May 1, 2019. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was the same as the median net expense ratio (including AFFE) of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced the Fund’s investment management fee effective May 1, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable subadvised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
LVIP U.S. Growth Allocation Managed Risk Fund–19

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP U.S. Growth Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP U.S. Growth Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP U.S. Growth Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP U.S. Growth Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP U.S. Growth Allocation Managed Risk Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP U.S. Growth Allocation Managed Risk Fund–25

LVIP Wellington Capital Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Wellington Capital Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Capital Growth Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned 41.38% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 1000® Growth Index1, returned 36.39%.
U.S. equities, as measured by the S&P 500®Index2, posted positive results during the twelve month period ended 31 December 2019. During the period, U.S. equities rose with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were volatile in the absence of meaningful compromises on key structural issues. The Federal Reserve (the “Fed”) lowered its benchmark interest rate in July and September by a combined 0.50% to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter of 2019, as stocks benefitted from waning recession fears, improved U.S.-China trade sentiment in December, and accommodative Fed policies including another 0.25% rate cut by the Fed in October.
Stock selection was the primary driver of outperformance during the period. Strong security selection in industrials, information technology, and health care more than offset weaker selection in communication services and consumer staples. Sector allocation, a residual of our bottom-up stock selection process, also contributed to relative performance during the period—in particular, an underweight allocation to the health care sector and an overweight allocation to the information technology sector. Conversely, an underweight in the industrials sector and an overweight to the consumer discretionary sector detracted from relative performance.
Top contributors to relative performance during the period included the Fund’s overweight positions in Advanced Micro Devices (information technology), a semiconductor company; ServiceNow (information technology), an American cloud computing company; and Global Payments (information technology), a payment technology company. The Fund maintained a position in all three names at the end of the period.
Top detractors from relative performance during the period included an out of benchmark holding in 2U (information technology), an educational technology company; an out of benchmark holding in Pinterest (communication services), an American social media web and mobile application company; and an underweight position in Apple (information technology), an American multinational technology company. The Fund eliminated its positions in 2U and Pinterest at the end of the period and added to its position in Apple.
At the end of the period, the Fund’s largest overweight allocations were to the information technology and financial sectors, while the largest underweights were to health care, communication services, and consumer staples.
The Fund did not utilize derivatives during the period.
Portfolio Manager:
Wellington Management Company LLP:	Andrew J. Shilling
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Capital Growth Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $41,627. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $41,234. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 41.38%
Five Years	+ 16.35%
Ten Years	+ 15.33%
Service Class Shares
One Year	+ 41.03%
Five Years	+ 16.06%
Ten Years	+ 15.04%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growthvalues.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Wellington Capital Growth Fund–1

LVIP Wellington Capital Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,103.30	0.73%	$3.87
Service Class Shares	1,000.00	1,101.90	0.98%	5.19
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.72
Service Class Shares	1,000.00	1,020.20	0.98%	4.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington Capital Growth Fund–2

LVIP Wellington Capital Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.65%
Aerospace & Defense	4.01%
Beverages	2.62%
Biotechnology	0.82%
Capital Markets	2.62%
Electrical Equipment	0.31%
Electronic Equipment, Instruments & Components	0.99%
Equity Real Estate Investment Trusts	2.84%
Health Care Equipment & Supplies	3.48%
Health Care Providers & Services	1.93%
Hotels, Restaurants & Leisure	1.14%
Insurance	3.25%
Interactive Media & Services	8.45%
Internet & Direct Marketing Retail	5.99%
IT Services	12.67%
Life Sciences Tools & Services	2.25%
Professional Services	4.74%
Road & Rail	1.83%
Semiconductors & Semiconductor Equipment	3.16%
Software	23.26%
Specialty Retail	4.19%
Technology Hardware, Storage & Peripherals	7.57%
Textiles, Apparel & Luxury Goods	1.53%
Money Market Fund	0.47%
Total Investments	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	7.57%
Microsoft	7.53%
Alphabet Class C	5.38%
Amazon.com	5.08%
Mastercard Class A	3.11%
Facebook Class A	3.07%
salesforce.com	2.33%
Visa Class A	2.22%
FleetCor Technologies	2.18%
Adobe Systems	2.14%
Total	40.61%

IT–Information Technology

LVIP Wellington Capital Growth Fund–3

LVIP Wellington Capital Growth Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.65%
Aerospace & Defense–4.01%
Boeing	21,993	$ 7,164,440
Lockheed Martin	30,403	11,838,320
Northrop Grumman	21,140	7,271,526
		26,274,286
Beverages–2.62%
Constellation Brands Class A	50,951	9,667,952
†Monster Beverage	117,398	7,460,643
		17,128,595
Biotechnology–0.82%
†Biogen	6,351	1,884,532
†Seattle Genetics	30,630	3,499,784
		5,384,316
Capital Markets–2.62%
Intercontinental Exchange	71,443	6,612,050
MarketAxess Holdings	3,773	1,430,382
MSCI	17,851	4,608,771
S&P Global	16,500	4,505,325
		17,156,528
Electrical Equipment–0.31%
AMETEK	20,176	2,012,354
		2,012,354
Electronic Equipment, Instruments & Components–0.99%
CDW	45,251	6,463,653
		6,463,653
Equity Real Estate Investment Trusts–2.84%
American Tower	53,538	12,304,103
Equinix	10,801	6,304,544
		18,608,647
Health Care Equipment & Supplies–3.48%
†ABIOMED	27,996	4,775,838
Danaher	24,507	3,761,334
†DexCom	5,270	1,152,760
†Edwards Lifesciences	34,853	8,130,856
†Penumbra	30,245	4,968,346
		22,789,134
Health Care Providers & Services–1.93%
UnitedHealth Group	42,902	12,612,330
		12,612,330
Hotels, Restaurants & Leisure–1.14%
Hilton Worldwide Holdings	67,062	7,437,846
		7,437,846
Insurance–3.25%
†Markel	5,562	6,358,312
Marsh & McLennan	59,715	6,652,848
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Progressive	114,365	$ 8,278,882
		21,290,042
Interactive Media & Services–8.45%
†Alphabet Class C	26,356	35,238,499
†Facebook Class A	97,880	20,089,870
		55,328,369
Internet & Direct Marketing Retail–5.99%
†Alibaba Group Holding ADR	28,019	5,942,830
†Amazon.com	18,005	33,270,359
		39,213,189
IT Services–12.67%
Fidelity National Information Services	68,034	9,462,849
†FleetCor Technologies	49,507	14,244,154
Global Payments	57,761	10,544,848
Mastercard Class A	68,207	20,365,928
†PayPal Holdings	126,997	13,737,265
Visa Class A	77,425	14,548,158
		82,903,202
Life Sciences Tools & Services–2.25%
†Mettler-Toledo International	8,744	6,936,440
Thermo Fisher Scientific	24,056	7,815,073
		14,751,513
Professional Services–4.74%
Equifax	56,864	7,967,784
†IHS Markit	146,168	11,013,759
TransUnion	140,683	12,043,871
		31,025,414
Road & Rail–1.83%
Canadian National Railway	66,931	6,053,909
†Uber Technologies	198,973	5,917,457
		11,971,366
Semiconductors & Semiconductor Equipment–3.16%
†Advanced Micro Devices	236,536	10,847,541
Microchip Technology	93,951	9,838,549
		20,686,090
Software–23.26%
†Adobe Systems	42,387	13,979,657
†Autodesk	54,496	9,997,836
†Ceridian HCM Holding	61,633	4,183,648
†DocuSign	116,402	8,626,552
Microsoft	312,406	49,266,426
†salesforce.com	93,703	15,239,856
†ServiceNow	43,542	12,292,777
†Slack Technologies Class A	266,077	5,981,411
†Splunk	49,971	7,484,157
LVIP Wellington Capital Growth Fund–4

LVIP Wellington Capital Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
SS&C Technologies Holdings	178,021	$ 10,930,489
†Tyler Technologies	17,276	5,183,146
†Workday Class A	55,000	9,044,750
		152,210,705
Specialty Retail–4.19%
Home Depot	51,345	11,212,721
†O'Reilly Automotive	16,304	7,145,391
Ross Stores	48,013	5,589,674
TJX	56,386	3,442,929
		27,390,715
Technology Hardware, Storage & Peripherals–7.57%
Apple	168,640	49,521,136
		49,521,136
Textiles, Apparel & Luxury Goods–1.53%
NIKE Class B	31,773	3,218,923
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Under Armour Class A	313,533	$ 6,772,313
		9,991,236
Total Common Stock (Cost $334,017,232)		652,150,666

MONEY MARKET FUND–0.47%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	3,062,695	3,062,695
Total Money Market Fund (Cost $3,062,695)		3,062,695

TOTAL INVESTMENTS–100.12% (Cost $337,079,927)	655,213,361
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(782,762)
NET ASSETS APPLICABLE TO 11,774,396 SHARES OUTSTANDING–100.00%	$654,430,599
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND STANDARD CLASS ($235,425,977 / 4,149,112 Shares)	$56.741
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND SERVICE CLASS ($419,004,622 / 7,625,284 Shares)	$54.949
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$289,380,603
Distributable earnings/(accumulated loss)	365,049,996
TOTAL NET ASSETS	$654,430,599

† Non-income producing.
★ Includes $364,595 payable for securities purchased, $296,218 payable for fund shares redeemed, $53,564 other accrued expenses payable and $461,534 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–5

LVIP Wellington Capital Growth Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 4,244,061
Foreign taxes withheld	(7,092)
4,236,969
EXPENSES:
Management fees	4,021,272
Distribution fees-Service Class	965,672
Shareholder servicing fees	171,603
Accounting and administration expenses	121,216
Reports and statements to shareholders	73,549
Professional fees	32,700
Trustees’ fees and expenses	17,431
Custodian fees	5,272
Consulting fees	2,162
Pricing fees	1,046
Other	14,341
5,426,264
Less:
Management fees waived	(158,379)
Total operating expenses	5,267,885
NET INVESTMENT LOSS	(1,030,916)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	50,146,152
Foreign currencies	465
Net realized gain	50,146,617
Net change in unrealized appreciation (depreciation) of investments	148,534,713
NET REALIZED AND UNREALIZED GAIN	198,681,330
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,650,414
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (1,030,916)	$ (903,849)
Net realized gain	50,146,617	49,703,196
Net change in unrealized appreciation (depreciation)	148,534,713	(40,354,267)
Net increase in net assets resulting from operations	197,650,414	8,445,080
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(16,856,627)	(12,160,533)
Service Class	(32,102,946)	(23,593,934)
	(48,959,573)	(35,754,467)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	27,881,119	19,042,335
Service Class	46,618,636	57,084,927
Reinvestment of dividends and distributions:
Standard Class	16,856,627	12,160,533
Service Class	32,102,946	23,593,934
	123,459,328	111,881,729
Cost of shares redeemed:
Standard Class	(32,007,688)	(21,031,801)
Service Class	(85,898,063)	(77,756,449)
	(117,905,751)	(98,788,250)
Increase in net assets derived from capital share transactions	5,553,577	13,093,479
NET INCREASE (DECREASE) IN NET ASSETS	154,244,418	(14,215,908)
NET ASSETS:
Beginning of year	500,186,181	514,402,089
End of year	$ 654,430,599	$500,186,181
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–6

LVIP Wellington Capital Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 43.556	$ 45.771	$ 35.922	$ 38.974	$ 41.894
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.006)	(0.001)	0.033	0.033	0.066
Net realized and unrealized gain	17.676	1.127	12.657	0.102	3.557
Total from investment operations	17.670	1.126	12.690	0.135	3.623
Less dividends and distributions from:
Net realized gain	(4.485)	(3.341)	(2.841)	(3.187)	(6.543)
Total dividends and distributions	(4.485)	(3.341)	(2.841)	(3.187)	(6.543)
Net asset value, end of period	$ 56.741	$ 43.556	$ 45.771	$ 35.922	$ 38.974
Total return[2]	41.38%	1.35%	35.86%	0.10%	9.42%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$235,426	$171,308	$170,877	$128,537	$136,262
Ratio of expenses to average net assets	0.73%	0.74%	0.75%	0.75%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.76%	0.76%	0.75%	0.74%
Ratio of net investment income (loss) to average net assets	(0.01%)	(0.00%)	0.08%	0.09%	0.16%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.04%)	(0.02%)	0.07%	0.09%	0.16%
Portfolio turnover	30%	30%	27%	31%	33%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–7

LVIP Wellington Capital Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 42.392	$ 44.731	$ 35.244	$ 38.390	$ 41.459
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.135)	(0.122)	(0.071)	(0.060)	(0.040)
Net realized and unrealized gain	17.177	1.124	12.399	0.101	3.514
Total from investment operations	17.042	1.002	12.328	0.041	3.474
Less dividends and distributions from:
Net realized gain	(4.485)	(3.341)	(2.841)	(3.187)	(6.543)
Total dividends and distributions	(4.485)	(3.341)	(2.841)	(3.187)	(6.543)
Net asset value, end of period	$ 54.949	$ 42.392	$ 44.731	$ 35.244	$ 38.390
Total return[2]	41.03%	1.10%	35.52%	(0.15%)	9.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$419,005	$328,878	$343,525	$298,355	$318,018
Ratio of expenses to average net assets	0.98%	0.99%	1.00%	1.00%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.01%	1.01%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets	(0.26%)	(0.25%)	(0.17%)	(0.16%)	(0.09%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.29%)	(0.27%)	(0.18%)	(0.16%)	(0.09%)
Portfolio turnover	30%	30%	27%	31%	33%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–8

LVIP Wellington Capital Growth Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Capital Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP Wellington Capital Growth Fund–9

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $2,648 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $100 million of the Fund's average daily net assets; 0.70% of the next $150 million; 0.65% on the next $750 million; and 0.60% of the Fund's average daily net assets in excess of $1 billion.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% on the first $100 million of average daily net assets of the Fund; 0.00% on the next $150 million; 0.025% on the next $250 million; and 0.05% on the excess of $500 million of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$33,234
Legal	6,572
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $61,454 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$355,379
Distribution fees payable to LFD	88,011
Printing and mailing fees payable to Lincoln Life	2,250
Shareholder servicing fees payable to Lincoln Life	15,894
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $1,753,187.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Wellington Capital Growth Fund–10

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$176,329,794
Sales	216,003,474
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$337,476,586
Aggregate unrealized appreciation of investments	$319,727,493
Aggregate unrealized depreciation of investments	(1,990,718)
Net unrealized appreciation of investments	$317,736,775
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$652,150,666	$—	$—	$652,150,666
Money Market Fund	3,062,695	—	—	3,062,695
Total Investments	$655,213,361	$—	$—	$655,213,361
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$—	$2,250,535
Long-term capital gains	48,959,573	33,503,932
Total	$48,959,573	$35,754,467
LVIP Wellington Capital Growth Fund–11

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 47,313,221
Net unrealized appreciation	317,736,775
Distributable earnings/(accumulated loss)	$365,049,996
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to net operating losses.
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$308,260	$(308,260)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	525,385	384,271
Service Class	899,331	1,193,312
Shares reinvested:
Standard Class	319,421	236,098
Service Class	627,723	470,387
	2,371,860	2,284,068
Shares redeemed:
Standard Class	(628,741)	(420,638)
Service Class	(1,659,787)	(1,585,412)
	(2,288,528)	(2,006,050)
Net increase	83,332	278,018
7. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington Capital Growth Fund–12

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington Capital Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington Capital Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Wellington Capital Growth Fund–13

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. The
LVIP Wellington Capital Growth Fund–14

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Board considered that the Fund’s net expense ratio was lower than the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Capital Growth Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington Capital Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods and above the return of the Morningstar peer group median and below the benchmark index for the ten-year period. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP Wellington Capital Growth Fund’s subadvisory fee schedule, which contains breakpoints, and the fees charged to other registered investment companies subadvised by Wellington. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Wellington Capital Growth Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Wellington Capital Growth Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Wellington Capital Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Wellington Capital Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Wellington Capital Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington Capital Growth Fund–20

LVIP Wellington Mid-Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Wellington Mid-Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Mid-Cap Value Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned 30.59% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Russell 2500™ Value Index1, returned 23.56%.
U.S. equities, as measured by the S&P 500® Index2, posted positive results during the twelve month period ended 31 December 2019. During the period, U.S. equities rose with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were volatile in the absence of meaningful compromises on key structural issues. The Federal Reserve (the “Fed”) lowered its benchmark interest rate in July and September by a combined 0.50% to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter of 2019, as stocks benefitted from waning recession fears, improved U.S.-China trade sentiment in December, and accommodative Fed policies including another 0.25% rate cut by the Fed in October.
Returns during the period varied by market-cap. Small-mid cap stocks, as measured by the Russell 2000® Index3 and S&P MidCap 400® Index4, underperformed large-cap stocks, as measured by the S&P 500® Index.
Relative outperformance for the period was driven by security selection, particularly in the information technology, materials, and industrials sectors. Sector allocation, a residual of our bottom-up stock selection process, also contributed to relative results; in particular, the Fund’s overweight allocation to information technology and underweight allocation to consumer discretionary. In contrast, unfavorable security selection in communication services and utilities sectors partially offset these effects.
Top contributors to relative performance during the period included an overweight position in Leidos Holdings (information technology), a technology company; an out of benchmark holding in L3 Harris (industrials), a defense company; and an overweight position in Clean Harbors (industrials), an environmental and energy company. The Fund eliminated the position in L3 Harris Technologies at the end of the period.
Top relative detractors during the period included an overweight position in UGI (utilities), a distributor of natural gas and electric power; an out of benchmark holding in Millicom International Cellular (communication services); a telecom and media company; and an out of benchmark holding in EnCana (energy), an oil and natural gas company. The Fund maintained a position in all three names at the end of the period.
At the end of the period, the Fund’s largest overweight allocations were to the information technology, materials, and industrials sectors, while the largest underweights were to consumer discretionary, real estate, and utilities.
The Fund did not utilize derivatives during the period.
Portfolio Managers:
Wellington Management Company LLP:	Greg J. Garabedian
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/09 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Mid-Cap Value Fund Standard Class shares on 12/31/09. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $28,561. For comparison, look at how the Russell 2500™ Value Index did over the same period. The same $10,000 investment would have increased to $29,040. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 30.59%
Five Years	+ 7.11%
Ten Years	+ 11.07%
Service Class Shares
One Year	+ 30.27%
Five Years	+ 6.84%
Ten Years	+ 10.79%
1. The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Wellington Mid-Cap Value Fund–1

LVIP Wellington Mid-Cap Value Fund
2019 Annual Report Commentary (unaudited) (continued)
3. The Russell 2000®Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000®Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of the index.
4. The S&P MidCap 400®Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.
LVIP Wellington Mid-Cap Value Fund–2

LVIP Wellington Mid-Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,117.10	0.83%	$4.43
Service Class Shares	1,000.00	1,115.70	1.08%	5.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.00	0.83%	$4.23
Service Class Shares	1,000.00	1,019.80	1.08%	5.50

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington Mid-Cap Value Fund–3

LVIP Wellington Mid-Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	96.16%
Aerospace & Defense	1.15%
Airlines	1.22%
Banks	12.19%
Building Products	2.63%
Chemicals	4.14%
Commercial Services & Supplies	1.58%
Communications Equipment	2.03%
Construction Materials	0.77%
Consumer Finance	1.19%
Containers & Packaging	1.33%
Electric Utilities	2.14%
Electrical Equipment	2.04%
Electronic Equipment, Instruments & Components	3.23%
Entertainment	1.72%
Equity Real Estate Investment Trusts	12.13%
Food & Staples Retailing	1.58%
Food Products	0.90%
Gas Utilities	1.79%
Health Care Equipment & Supplies	2.61%
Health Care Providers & Services	2.48%
Hotels, Restaurants & Leisure	2.48%
Household Durables	0.97%
Insurance	8.61%
IT Services	3.06%
Machinery	5.40%
Media	0.83%
Metals & Mining	3.37%
Oil, Gas & Consumable Fuels	4.52%
Road & Rail	0.84%
Semiconductors & Semiconductor Equipment	4.15%
Software	0.86%
Textiles, Apparel & Luxury Goods	1.16%
Wireless Telecommunication Services	1.06%
Master Limited Partnership	0.62%
Money Market Fund	3.18%
Total Investments	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Lumentum Holdings	2.03%
UGI	1.79%
Wyndham Hotels & Resorts	1.79%
CNO Financial Group	1.71%
Assurant	1.69%
Fortune Brands Home & Security	1.63%
Reinsurance Group of America	1.62%
Gardner Denver Holdings	1.61%
Gaming and Leisure Properties	1.60%
Leidos Holdings	1.60%
Total	17.07%

IT–Information Technology

LVIP Wellington Mid-Cap Value Fund–4

LVIP Wellington Mid-Cap Value Fund
Statement of Net Assets
December 31, 2019
	Number of Shares	Value (U.S. $)
COMMON STOCK–96.16%
Aerospace & Defense–1.15%
Moog Class A	34,992	$ 2,985,867
		2,985,867
Airlines–1.22%
†JetBlue Airways	169,974	3,181,913
		3,181,913
Banks–12.19%
Atlantic Union Bankshares	81,102	3,045,380
BancorpSouth Bank	69,497	2,182,901
Comerica	39,176	2,810,878
First Midwest Bancorp	127,806	2,947,206
IBERIABANK	39,500	2,955,785
South State	29,966	2,599,551
Sterling Bancorp	168,918	3,560,791
Synovus Financial	94,242	3,694,286
Western Alliance Bancorp	65,753	3,747,921
Zions Bancorp	79,827	4,144,618
		31,689,317
Building Products–2.63%
Fortune Brands Home & Security	64,642	4,223,708
†JELD-WEN Holding	111,699	2,614,874
		6,838,582
Chemicals–4.14%
Cabot	58,353	2,772,935
Celanese	33,000	4,062,960
FMC	39,276	3,920,530
		10,756,425
Commercial Services & Supplies–1.58%
†Clean Harbors	47,883	4,105,967
		4,105,967
Communications Equipment–2.03%
†Lumentum Holdings	66,541	5,276,701
		5,276,701
Construction Materials–0.77%
Buzzi Unicem	79,850	2,012,770
		2,012,770
Consumer Finance–1.19%
SLM	346,387	3,086,308
		3,086,308
Containers & Packaging–1.33%
†Crown Holdings	47,609	3,453,557
		3,453,557
Electric Utilities–2.14%
Alliant Energy	60,414	3,305,854
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Evergy	34,490	$ 2,244,954
		5,550,808
Electrical Equipment–2.04%
EnerSys	36,979	2,767,139
†Sensata Technologies Holding	47,267	2,546,273
		5,313,412
Electronic Equipment, Instruments & Components–3.23%
†Arrow Electronics	29,559	2,504,830
†Coherent	21,617	3,595,988
†Itron	27,228	2,285,790
		8,386,608
Entertainment–1.72%
Cinemark Holdings	69,934	2,367,266
†IMAX	103,306	2,110,542
		4,477,808
Equity Real Estate Investment Trusts–12.13%
American Assets Trust	45,629	2,094,371
Brixmor Property Group	137,329	2,967,680
Corporate Office Properties Trust	116,131	3,411,929
First Industrial Realty Trust	74,845	3,106,816
Gaming and Leisure Properties	96,390	4,149,589
Highwoods Properties	80,265	3,925,761
Life Storage	30,810	3,336,107
Park Hotels & Resorts	78,153	2,021,818
Physicians Realty Trust	182,259	3,451,985
STORE Capital	82,412	3,069,023
		31,535,079
Food & Staples Retailing–1.58%
†U.S. Foods Holding	97,870	4,099,774
		4,099,774
Food Products–0.90%
†Post Holdings	21,528	2,348,705
		2,348,705
Gas Utilities–1.79%
UGI	103,029	4,652,790
		4,652,790
Health Care Equipment & Supplies–2.61%
†Avanos Medical	45,844	1,544,943
Hill-Rom Holdings	35,423	4,021,573
STERIS	7,972	1,215,092
		6,781,608
Health Care Providers & Services–2.48%
†Acadia Healthcare	73,979	2,457,582
LVIP Wellington Mid-Cap Value Fund–5

LVIP Wellington Mid-Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Encompass Health	57,435	$ 3,978,523
		6,436,105
Hotels, Restaurants & Leisure–2.48%
†Norwegian Cruise Line Holdings	30,919	1,805,979
Wyndham Hotels & Resorts	73,874	4,640,026
		6,446,005
Household Durables–0.97%
Lennar Class A	45,404	2,533,089
		2,533,089
Insurance–8.61%
Assurant	33,496	4,390,656
CNO Financial Group	245,443	4,449,882
Hanover Insurance Group	27,787	3,797,649
Kemper	48,985	3,796,337
Lancashire Holdings	170,205	1,729,228
Reinsurance Group of America	25,830	4,211,840
		22,375,592
IT Services–3.06%
Amdocs	52,708	3,804,991
Leidos Holdings	42,387	4,149,263
		7,954,254
Machinery–5.40%
†Colfax	68,264	2,483,444
†Gardner Denver Holdings	113,876	4,176,972
Kennametal	100,209	3,696,710
†SPX FLOW	75,405	3,685,042
		14,042,168
Media–0.83%
TEGNA	129,126	2,155,113
		2,155,113
Metals & Mining–3.37%
Carpenter Technology	71,772	3,572,810
Commercial Metals	92,271	2,054,875
Reliance Steel & Aluminum	26,094	3,125,018
		8,752,703
Oil, Gas & Consumable Fuels–4.52%
Delek US Holdings	73,769	2,473,475
Diamondback Energy	43,425	4,032,445
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Encana	387,312	$ 1,816,493
Noble Energy	138,003	3,427,995
		11,750,408
Road & Rail–0.84%
Knight-Swift Transportation Holdings	61,071	2,188,785
		2,188,785
Semiconductors & Semiconductor Equipment–4.15%
†Axcelis Technologies	76,151	1,834,859
†Ichor Holdings	60,379	2,008,809
MKS Instruments	33,582	3,694,356
†Onto Innovation	41,354	1,511,075
Silicon Motion Technology ADR	34,180	1,733,268
		10,782,367
Software–0.86%
SS&C Technologies Holdings	36,420	2,236,188
		2,236,188
Textiles, Apparel & Luxury Goods–1.16%
Steven Madden	70,045	3,012,636
		3,012,636
Wireless Telecommunication Services–1.06%
Millicom International Cellular SDR	57,174	2,745,718
		2,745,718
Total Common Stock (Cost $199,626,674)		249,945,130
MASTER LIMITED PARTNERSHIP–0.62%
Viper Energy Partners	64,925	1,601,050
Total Master Limited Partnership (Cost $1,898,844)		1,601,050

MONEY MARKET FUND–3.18%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 1.53%)	8,263,035	8,263,035
Total Money Market Fund (Cost $8,263,035)		8,263,035

TOTAL INVESTMENTS–99.96% (Cost $209,788,553)	259,809,215
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	104,026
NET ASSETS APPLICABLE TO 9,443,274 SHARES OUTSTANDING–100.00%	$259,913,241
LVIP Wellington Mid-Cap Value Fund–6

LVIP Wellington Mid-Cap Value Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND STANDARD CLASS ($134,734,873 / 4,886,209 Shares)	$27.575
NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND SERVICE CLASS ($125,178,368 / 4,557,065 Shares)	$27.469
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$196,131,509
Distributable earnings/(accumulated loss)	63,781,732
TOTAL NET ASSETS	$259,913,241

† Non-income producing.
★ Includes $818,682 payable for securities purchased, $25,669 payable for fund shares redeemed, $43,297 other accrued expenses payable and $190,241 due to manager and affiliates as of December 31, 2019.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
SDR–Swedish Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–7

LVIP Wellington Mid-Cap Value Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$ 4,238,686
Foreign taxes withheld	(32,524)
4,206,162
EXPENSES:
Management fees	1,886,051
Distribution fees-Service Class	280,673
Shareholder servicing fees	66,172
Accounting and administration expenses	62,055
Professional fees	26,420
Reports and statements to shareholders	25,612
Custodian fees	14,820
Trustees’ fees and expenses	6,728
Pricing fees	6,373
Consulting fees	1,905
Other	7,699
2,384,508
Less:
Management fees waived	(211,136)
Total operating expenses	2,173,372
NET INVESTMENT INCOME	2,032,790
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	16,411,504
Foreign currencies	(1,781)
Net realized gain	16,409,723
Net change in unrealized appreciation (depreciation) of:
Investments	41,530,940
Foreign currencies	137
Net change in unrealized appreciation (depreciation)	41,531,077
NET REALIZED AND UNREALIZED GAIN	57,940,800
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,973,590
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,032,790	$ 1,095,143
Net realized gain	16,409,723	17,373,287
Net change in unrealized appreciation (depreciation)	41,531,077	(50,415,774)
Net increase (decrease) in net assets resulting from operations	59,973,590	(31,947,344)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(9,925,382)	(4,099,832)
Service Class	(9,231,646)	(3,746,423)
	(19,157,028)	(7,846,255)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	27,032,437	28,384,418
Service Class	19,594,327	20,642,508
Reinvestment of dividends and distributions:
Standard Class	9,925,382	4,099,832
Service Class	9,231,646	3,746,423
	65,783,792	56,873,181
Cost of shares redeemed:
Standard Class	(23,897,199)	(34,764,725)
Service Class	(17,508,200)	(16,135,740)
	(41,405,399)	(50,900,465)
Increase in net assets derived from capital share transactions	24,378,393	5,972,716
NET INCREASE (DECREASE) IN NET ASSETS	65,194,955	(33,820,883)
NET ASSETS:
Beginning of year	194,718,286	228,539,169
End of year	$259,913,241	$194,718,286
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–8

LVIP Wellington Mid-Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 22.929	$ 27.870	$ 25.200	$ 22.460	$ 22.964
Income (loss) from investment operations:
Net investment income[1]	0.265	0.173	0.098	0.111	0.068
Net realized and unrealized gain (loss)	6.599	(4.079)	3.241	2.823	(0.418)
Total from investment operations	6.864	(3.906)	3.339	2.934	(0.350)
Less dividends and distributions from:
Net investment income	(0.259)	(0.184)	(0.108)	(0.121)	(0.154)
Net realized gain	(1.959)	(0.851)	(0.561)	(0.073)	—
Total dividends and distributions	(2.218)	(1.035)	(0.669)	(0.194)	(0.154)
Net asset value, end of period	$ 27.575	$ 22.929	$ 27.870	$ 25.200	$ 22.460
Total return[2]	30.59%	(14.53%)	13.43%	13.07%	(1.52%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$134,735	$ 100,655	$123,063	$ 93,907	$ 58,589
Ratio of expenses to average net assets	0.83%	0.87%	0.88%	0.92%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.92%	0.92%	0.92%	0.94%	0.97%
Ratio of net investment income to average net assets	1.01%	0.63%	0.36%	0.48%	0.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.92%	0.58%	0.32%	0.46%	0.28%
Portfolio turnover	54%	58%	38%	50%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–9

LVIP Wellington Mid-Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Mid-Cap Value Fund Service Class
	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 22.856	$ 27.780	$ 25.124	$ 22.400	$ 22.843
Income (loss) from investment operations:
Net investment income[1]	0.199	0.104	0.032	0.053	0.009
Net realized and unrealized gain (loss)	6.570	(4.059)	3.228	2.808	(0.412)
Total from investment operations	6.769	(3.955)	3.260	2.861	(0.403)
Less dividends and distributions from:
Net investment income	(0.197)	(0.118)	(0.043)	(0.064)	(0.040)
Net realized gain	(1.959)	(0.851)	(0.561)	(0.073)	—
Total dividends and distributions	(2.156)	(0.969)	(0.604)	(0.137)	(0.040)
Net asset value, end of period	$ 27.469	$ 22.856	$ 27.780	$ 25.124	$ 22.400
Total return[2]	30.27%	(14.75%)	13.15%	12.78%	(1.76%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$125,178	$ 94,063	$105,476	$ 91,014	$ 79,862
Ratio of expenses to average net assets	1.08%	1.12%	1.13%	1.17%	1.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.17%	1.17%	1.17%	1.19%	1.22%
Ratio of net investment income to average net assets	0.76%	0.38%	0.11%	0.23%	0.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.67%	0.33%	0.07%	0.21%	0.03%
Portfolio turnover	54%	58%	38%	50%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–10

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Mid-Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Wellington Mid-Cap Value Fund–11

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2019, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $7,879 for the year ended December 31, 2019. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $25 million of the Fund's average daily net assets; 0.95% of the next $25 million; 0.85% of the next $50 million; 0.75% of the next $150 million; and 0.70% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.115% on the first $100 million of the Fund’s average daily net assets and 0.075% of the Fund’s average daily net assets in excess of $100 million.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Prior to May 1, 2019, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.90% the Fund’s average daily net assets for the Standard Class and 1.15% for the Service Class.
Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$12,782
Legal	2,526
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Wellington Mid-Cap Value Fund–12

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $20,164 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$157,679
Distribution fees payable to LFD	26,270
Shareholder servicing fees payable to Lincoln Life	6,292
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $17,195 and securities sales of $3,986,004, which resulted in net realized gains of $358,550.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$122,691,021
Sales	119,832,383
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$212,671,675
Aggregate unrealized appreciation of investments	$ 50,697,950
Aggregate unrealized depreciation of investments	(3,560,410)
Net unrealized appreciation of investments	$ 47,137,540
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP Wellington Mid-Cap Value Fund–13

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 2,985,867	$ —	$—	$ 2,985,867
Airlines	3,181,913	—	—	3,181,913
Banks	31,689,317	—	—	31,689,317
Building Products	6,838,582	—	—	6,838,582
Chemicals	10,756,425	—	—	10,756,425
Commercial Services & Supplies	4,105,967	—	—	4,105,967
Communications Equipment	5,276,701	—	—	5,276,701
Construction Materials	—	2,012,770	—	2,012,770
Consumer Finance	3,086,308	—	—	3,086,308
Containers & Packaging	3,453,557	—	—	3,453,557
Electric Utilities	5,550,808	—	—	5,550,808
Electrical Equipment	5,313,412	—	—	5,313,412
Electronic Equipment, Instruments & Components	8,386,608	—	—	8,386,608
Entertainment	4,477,808	—	—	4,477,808
Equity Real Estate Investment Trusts	31,535,079	—	—	31,535,079
Food & Staples Retailing	4,099,774	—	—	4,099,774
Food Products	2,348,705	—	—	2,348,705
Gas Utilities	4,652,790	—	—	4,652,790
Health Care Equipment & Supplies	6,781,608	—	—	6,781,608
Health Care Providers & Services	6,436,105	—	—	6,436,105
Hotels, Restaurants & Leisure	6,446,005	—	—	6,446,005
Household Durables	2,533,089	—	—	2,533,089
Insurance	22,375,592	—	—	22,375,592
IT Services	7,954,254	—	—	7,954,254
Machinery	14,042,168	—	—	14,042,168
Media	2,155,113	—	—	2,155,113
Metals & Mining	8,752,703	—	—	8,752,703
Oil, Gas & Consumable Fuels	11,750,408	—	—	11,750,408
Road & Rail	2,188,785	—	—	2,188,785
Semiconductors & Semiconductor Equipment	10,782,367	—	—	10,782,367
Software	2,236,188	—	—	2,236,188
Textiles, Apparel & Luxury Goods	3,012,636	—	—	3,012,636
Wireless Telecommunication Services	—	2,745,718	—	2,745,718
Master Limited Partnership	1,601,050	—	—	1,601,050
Money Market Fund	8,263,035	—	—	8,263,035
Total Investments	$255,050,727	$4,758,488	$—	$259,809,215
As a result of utilizing International fair value pricing at December 31, 2019, a portion of the Fund’s common stock investments was categorized as Level 2.
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
LVIP Wellington Mid-Cap Value Fund–14

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/19	12/31/18
Ordinary income	$2,028,503	$2,281,346
Long-term capital gains	17,128,525	5,564,909
Total	$19,157,028	$7,846,255
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$16,644,085
Net unrealized appreciation	47,137,647
Distributable earnings/(accumulated loss)	$63,781,732
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	1,030,062	1,059,393
Service Class	755,645	766,488
Shares reinvested:
Standard Class	380,965	153,178
Service Class	356,639	139,329
	2,523,311	2,118,388
Shares redeemed:
Standard Class	(914,772)	(1,238,202)
Service Class	(670,737)	(587,150)
	(1,585,509)	(1,825,352)
Net increase	937,802	293,036
7. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2019. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP Wellington Mid-Cap Value Fund–15

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 7. Market Risk (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington Mid-Cap Value Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington Mid-Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington Mid-Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Wellington Mid-Cap Value Fund–17

LVIP Wellington Mid-Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. The
LVIP Wellington Mid-Cap Value Fund–18

LVIP Wellington Mid-Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Board considered that the Fund’s net expense ratio was lower than the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2020 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Mid-Cap Value Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington Mid-Cap Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell 2500® Value Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board noted LIAC’s comments that the subadviser’s contrarian style may be out of favor during certain parts of a market cycle and considered LIAC’s view that the Fund is performing in line with its expectations for a mid-cap value subadviser with a contrarian approach. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains a breakpoint, and the fees charged to other registered investment companies subadvised by Wellington. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Wellington Mid-Cap Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Wellington Mid-Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Wellington Mid-Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Wellington Mid-Cap Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Wellington Mid-Cap Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington Mid-Cap Value Fund–24

LVIP Western Asset Core Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Western Asset Core Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Western Asset Core Bond Fund
2019 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Western Asset Management Company
The Fund returned 10.48% (Standard Class shares with distributions reinvested) for the year ended December 31, 2019, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 8.72%.
2019 was ultimately a strong year for fixed income markets. Several positive developments to a number of economic events that had weighed on markets occurred as the year came to a close, alleviating market fears of a more hawkish Fed and of the prospect of a US recession.
The year began with an explicit dovish pivot by the US Federal Reserve (the Fed), made clear in remarks by Fed Chair Powell at a conference in January. As the year progressed, the Fed then proceeded to cut rates three times. The Fed’s accommodative policy stance was echoed by other global central banks, which eased monetary policy as well. Throughout the year geopolitical concerns continued to cause volatility, including ongoing trade war fears and Brexit anxiety. However, markets were buoyed by several positive developments in December that caused material declines in these uncertainties heading into year-end. The US and China announced they had reached a “phase one” trade deal and the USMCA trade deal passed the House of Representatives almost ensuring it will eventually be passed and go into effect. Overseas, Boris Johnson won a sizeable electoral majority in UK elections, clearing the way for the UK to leave the EU after a period of extended uncertainty.
For most of the year the Fund was long US duration, holding an overweight to the front-end of the yield curve as well as an overweight at the back-end of the curve. The Fund’s overall duration overweight served as a hedge against spread sector overweights held elsewhere in the Fund to help mute downside volatility during risk-off periods. With regard to the Fund’s yield curve positioning, our investment view as the year progressed was that the Fed had set a high bar to hike rates again. The back end of the curve could steepen if the Fed allows inflation to run above its target while at the same time the front end could provide a useful hedge if growth and inflation surprised to the downside, forcing the Fed to significantly cut rates. In aggregate, these rates positions were beneficial to performance; duration positioning benefitted as yields declined while yield curve positioning detracted somewhat as the curve steepened.
Investment grade corporate credit exposure was a significant positive contributor to performance as the sector produced meaningful excess returns over US Treasuries. USD-denominated emerging markets exposure also contributed positively to performance as spreads and yields were lower on the year. Finally, structured product positions were positive for performance as spreads were generally tighter.
Apart from the Fund’s yield curve positioning, there were no meaningful detractors to performance over the year.
Interest rate derivatives were used to tactically adjust the portfolio’s duration and yield curve positioning and credit index derivatives were used to adjust our exposure to credit index spread levels.
Portfolio Managers:
Western Asset Management Company:	John Bellows
S. Kenneth Leech
Mark S. Lindbloom
Frederick R. Marki
Julien Scholnick
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/14/16 through 12/31/19
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Western Asset Core Bond Fund shares on 7/14/16 (commencement of operations). As the chart shows, by 12/31/19, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,051 for the Standard Class shares and increased to $10,955 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $10,938. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/19
Standard Class Shares
One Year	+ 10.48%
Inception (7/14/16)	+ 2.92%
Service Class Shares
One Year	+ 10.21%
Inception (7/14/16)	+ 2.66%

LVIP Western Asset Core Bond Fund–1

LVIP Western Asset Core Bond Fund
2019 Annual Report Commentary (unaudited) (continued)
1. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP Western Asset Core Bond Fund–2

LVIP Western Asset Core Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2019 to December 31, 2019
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual
Standard Class Shares	$1,000.00	$1,027.90	0.51%	$2.61
Service Class Shares	1,000.00	1,026.70	0.76%	3.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.51%	$2.60
Service Class Shares	1,000.00	1,021.40	0.76%	3.87

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Western Asset Core Bond Fund–3

LVIP Western Asset Core Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2019
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.28%
Agency Commercial Mortgage-Backed Securities	1.00%
Agency Mortgage-Backed Securities	40.12%
Corporate Bonds	28.57%
Aerospace & Defense	0.63%
Agriculture	1.01%
Airlines	0.04%
Auto Manufacturers	0.43%
Banks	8.75%
Beverages	0.35%
Biotechnology	0.11%
Chemicals	0.19%
Commercial Services	0.28%
Computers	0.52%
Diversified Financial Services	0.48%
Electric	0.99%
Environmental Control	0.15%
Food	0.32%
Forest Products & Paper	0.18%
Health Care Products	0.24%
Health Care Services	0.38%
Household Products Ware	0.11%
Housewares	0.04%
Insurance	0.24%
Internet	0.29%
Investment Company Security	0.02%
Iron & Steel	0.41%
Lodging	0.26%
Media	1.15%
Mining	1.28%
Miscellaneous Manufacturing	0.62%
Oil & Gas	4.04%
Oil & Gas Services	0.09%
Pharmaceuticals	1.99%
Pipelines	1.04%
Retail	0.28%
Savings & Loans	0.08%
Semiconductors	0.09%
Software	0.39%
Telecommunications	0.95%
Transportation	0.15%
Non-Agency Asset-Backed Securities	4.67%
Non-Agency Collateralized Mortgage Obligations	4.16%
Non-Agency Commercial Mortgage-Backed Securities	3.76%
Security Type/Sector	Percentage of Net Assets
Regional Bonds	0.16%
Sovereign Bonds	5.56%
Supranational Bank	0.02%
U.S. Treasury Obligations	8.92%
Options Purchased	0.01%
Money Market Fund	6.09%
Short-Term Investments	1.16%
Total Investments	105.48%
Options Written	(0.01%)
Liabilities Net of Receivables and Other Assets	(5.47%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	51.65%
AAA	10.71%
AA	4.70%
A	17.08%
BBB	14.82%
Non-Rated	0.68%
Short-Term Investments	0.36%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Western Asset Core Bond Fund–4

LVIP Western Asset Core Bond Fund
Schedule of Investments
December 31, 2019
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.28%
•Fannie Mae Connecticut Avenue Securities Series 2014-C04 1M2 6.69% (LIBOR01M + 4.90%) 11/25/24	3,414,157	$ 3,749,724
Fannie Mae REMICs
*•Series 2008-76 EI 2.71% (4.50% minus LIBOR01M) 9/25/23	282	2
*•Series 2010-100 SV 4.84% (6.63% minus LIBOR01M) 9/25/40	2,400,746	512,895
*•Series 2010-134 SK 4.26% (6.05% minus LIBOR01M) 6/25/38	3,186,555	87,935
*Series 2012-101 BI 4.00% 9/25/27	198,538	13,362
*•Series 2013-124 SB 4.16% (5.95% minus LIBOR01M) 12/25/43	534,014	96,195
*•Series 2013-54 BS 4.36% (6.15% minus LIBOR01M) 6/25/43	191,246	35,204
*•Series 2016-60 QS 4.31% (6.10% minus LIBOR01M) 9/25/46	1,678,380	280,934
*•Series 2016-61 BS 4.31% (6.10% minus LIBOR01M) 9/25/46	3,102,329	506,951
*•Series 2017-76 SB 4.31% (6.10% minus LIBOR01M) 10/25/57	2,590,335	452,200
*•Series 2017-85 SC 4.41% (6.20% minus LIBOR01M) 11/25/47	542,869	95,929
Freddie Mac REMICs
*•Series 3973 SA 4.75% (6.49% minus LIBOR01M) 12/15/41	1,246,184	252,401
*•Series 4057 CS 4.31% (6.05% minus LIBOR01M) 4/15/39	1,530,318	68,127
Series 4793 CB 3.00% 5/15/48	3,177,599	3,236,541
Series 4793 CD 3.00% 6/15/48	2,276,792	2,298,003
Series 4813 CJ 3.00% 8/15/48	2,647,445	2,645,689
*•Freddie Mac Strips
Series 334 S7 4.36% (6.10% minus LIBOR01M) 8/15/44	2,115,478	390,520
Series 353 S1 4.26% (6.00% minus LIBOR01M) 12/15/46	790,575	148,330
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-HQ2 M2 3.99% (LIBOR01M + 2.20%) 9/25/24	3,428,632	$ 3,468,439
Series 2015-HQ2 M2 3.74% (LIBOR01M + 1.95%) 5/25/25	232,440	234,938
Series 2015-HQA2 M2 4.59% (LIBOR01M + 2.80%) 5/25/28	105,858	106,398
Series 2016-DNA1 M2 4.69% (LIBOR01M + 2.90%) 7/25/28	2,512,764	2,523,204
Series 2016-DNA3 M2 3.79% (LIBOR01M + 2.00%) 12/25/28	37,930	37,985
Series 2016-HQA1 M2 4.54% (LIBOR01M + 2.75%) 9/25/28	866,168	868,438
Series 2016-HQA2 M2 4.04% (LIBOR01M + 2.25%) 11/25/28	84,373	84,688
GNMA
*•Series 2007-51 SG 4.82% (6.58% minus LIBOR01M) 8/20/37	281,982	56,449
Series 2010-42 PC 5.00% 7/20/39	151,995	159,148
*Series 2013-53 OI 3.50% 4/20/43	1,961,664	248,386
*•Series 2016-135 SB 4.36% (6.10% minus LIBOR01M) 10/16/46	459,092	104,319
*•Series 2016-21 ST 4.39% (6.15% minus LIBOR01M) 2/20/46	2,440,936	530,867
*Series 2016-84 IG 4.50% 11/16/45	4,097,177	794,909
*•Series 2017-H22 IC 2.85% 11/20/67	2,317,842	255,452
•Series 2018-H13 FC 2.07% (LIBOR01M + 0.30%) 7/20/68	755,721	749,613
United States Small Business Administration Series 2019-20D 1 2.98% 4/1/39	699,947	720,962
Total Agency Collateralized Mortgage Obligations (Cost $25,813,757)		25,815,137
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.00%
Fannie Mae-Aces
3.27% 1/25/29	1,560,000	1,649,438
3.45% 1/1/29	1,730,000	1,843,766
LVIP Western Asset Core Bond Fund–5

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae-Aces (continued)
•Series 2013-M6 1AC 3.51% 2/25/43	89,232	$ 93,336
Series 2016-M11 AL 2.94% 7/25/39	847,375	838,828
Series 2018-M15 1A2 3.70% 1/25/36	1,200,000	1,304,231
•Series 2018-M9 APT2 3.12% 4/25/28	100,000	104,635
•Series 2019-M23 3A3 2.72% 10/25/31	599,978	597,887
Series 2019-M27 A2 2.70% 11/25/40	100,000	97,902
Series 2019-M4 A2 3.61% 2/25/31	830,000	900,914
Freddie Mac Multifamily Structured Pass Through Certificates
*♦•Series K058 X1 0.93% 8/25/26	54,863,072	2,907,650
♦Series K091 A2 3.51% 3/25/29	1,760,000	1,904,952
*♦•Series K092 X1 0.71% 4/25/29	9,994,430	579,580
*♦•Series K094 X1 0.88% 6/25/29	2,999,169	214,325
*♦•Series K094 XAM 1.15% 6/25/29	4,850,000	472,459
*♦•Series K095 X1 0.95% 6/25/29	2,497,113	189,202
*♦•Series K095 XAM 1.24% 6/25/29	1,200,000	124,753
*♦•Series K101 X1 0.84% 10/25/29	1,199,837	81,882
*♦•Series K735 X1 0.97% 5/25/26	2,598,970	140,314
*♦•Series KC05 X1 1.20% 6/25/27	3,499,973	234,299
GNMA
*•Series 2013-50 IO 0.19% 10/16/48	17,439,035	265,457
*•Series 2013-74 IO 0.80% 12/16/53	52,997,911	2,007,980
•Series 2014-17 AM 2.55% 6/16/48	41,391	42,405
*•Series 2016-128 IO 0.95% 9/16/56	18,913,187	1,321,725
•Series 2016-56 VL 3.35% 3/16/57	2,046,965	2,128,164
*•Series 2017-145 IO 0.66% 4/16/57	4,712,637	259,442
Total Agency Commercial Mortgage-Backed Securities (Cost $20,114,303)		20,305,526
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES–40.12%
Fannie Mae
2.52% 10/1/29	180,000	$ 181,360
2.67% 9/1/31	300,000	302,803
2.67% 10/1/31	500,000	503,515
2.67% 10/1/34	600,000	598,132
2.77% 8/1/31	200,000	203,420
2.84% 8/1/31	300,000	307,263
2.85% 8/1/31	710,000	727,751
2.87% 7/1/31	200,000	205,409
2.95% 7/1/27	1,470,685	1,528,297
2.98% 8/1/31	600,000	619,704
3.04% 6/1/29	1,000,000	1,051,097
3.07% 1/1/29	310,000	325,104
3.08% 1/1/28	2,670,000	2,796,161
3.16% 5/1/29	496,390	522,582
3.19% 5/1/29	198,175	208,965
3.24% 5/1/29	880,000	933,019
3.26% 5/1/29	340,000	360,748
3.30% 4/1/29	300,000	318,492
3.31% 5/1/31	200,000	212,919
3.35% 5/1/29	180,000	191,741
3.50% 3/1/57	7,010,310	7,372,446
3.64% 11/1/28	700,000	754,787
4.00% 8/1/56	9,660,631	10,353,325
4.00% 6/1/57	2,206,687	2,364,183
4.50% 9/1/57	2,840,108	3,079,198
Fannie Mae S.F. 15 yr
2.50% 2/1/32	14,024,023	14,176,965
3.00% 10/1/32	13,203,779	13,606,755
3.50% 4/1/32	3,702,852	3,881,970
4.00% 1/1/27	850,334	888,924
Fannie Mae S.F. 30 yr
3.00% 9/1/46	143,741	147,268
3.00% 10/1/46	1,695,905	1,744,354
3.00% 11/1/46	22,402,117	22,928,442
3.00% 12/1/46	1,067,688	1,098,437
3.00% 1/1/47	12,111,041	12,474,270
3.00% 2/1/47	2,326,700	2,393,675
3.00% 7/1/49	92,810	94,231
3.00% 8/1/49	680,661	691,254
3.00% 9/1/49	7,315,515	7,472,521
3.00% 10/1/49	17,953,128	18,311,753
3.00% 11/1/49	13,608,261	13,809,750
3.00% 12/1/49	3,900,000	3,976,824
3.00% 1/1/50	17,900,000	18,146,680
3.50% 12/1/42	242,499	255,483
3.50% 3/1/43	2,016,732	2,126,807
3.50% 11/1/44	20,333,500	21,501,099
3.50% 2/1/45	267,853	282,143
3.50% 12/1/46	2,697,494	2,841,406
3.50% 2/1/47	1,122,675	1,170,818
3.50% 10/1/47	20,878,636	21,663,257
3.50% 12/1/47	2,858,868	2,969,827
3.50% 4/1/48	3,003,309	3,149,761
3.50% 6/1/48	794,019	823,143

LVIP Western Asset Core Bond Fund–6

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 2/1/49	90,444	$ 94,930
3.50% 4/1/49	4,515,043	4,659,439
3.50% 5/1/49	3,775,189	3,912,572
3.50% 6/1/49	8,558,888	8,876,536
3.50% 7/1/49	8,535,826	8,894,065
3.50% 8/1/49	9,076,649	9,360,678
3.50% 10/1/49	2,181,393	2,274,409
3.50% 11/1/49	1,398,031	1,449,240
3.50% 12/1/49	900,000	940,037
4.00% 11/1/42	1,335,939	1,429,658
4.00% 10/1/44	20,334,634	21,819,921
4.00% 4/1/47	2,213,165	2,355,115
4.00% 5/1/47	6,723,147	7,154,640
4.00% 9/1/47	3,159,450	3,318,888
4.00% 10/1/47	13,769,399	14,469,993
4.00% 4/1/48	12,583,289	13,164,554
4.50% 6/1/38	1,700,732	1,834,004
4.50% 6/1/39	1,465,828	1,590,532
4.50% 10/1/41	986,262	1,070,450
4.50% 1/1/42	3,662,154	3,975,754
4.50% 10/1/43	1,818,181	1,976,767
4.50% 3/1/44	10,282	11,054
4.50% 8/1/44	3,259,570	3,538,214
4.50% 3/1/46	2,589,328	2,801,726
4.50% 3/1/47	3,630,908	3,841,878
4.50% 6/1/47	532,258	563,030
4.50% 5/1/49	14,703,286	15,531,463
5.00% 4/1/37	37,120	40,962
5.00% 5/1/48	441,116	471,792
5.00% 10/1/48	857,889	916,796
5.00% 11/1/48	2,658,862	2,842,315
5.00% 12/1/48	2,382,349	2,544,834
5.50% 5/1/34	554,942	624,458
5.50% 9/1/36	739,692	832,246
5.50% 1/1/38	2,253,369	2,524,521
5.50% 1/1/39	856,147	963,383
5.50% 3/1/40	1,497,483	1,685,017
5.50% 3/1/41	753,739	848,023
5.50% 6/1/41	510,553	573,321
5.50% 7/1/41	1,582,382	1,780,195
6.00% 1/1/39	65,661	75,328
6.00% 10/1/39	913,486	1,047,907
6.00% 4/1/40	67,134	76,934
6.00% 10/1/40	308,502	353,913
6.00% 7/1/41	897,547	1,029,633
Federal Home Loan Pool
3.00% 10/1/49	5,438,275	5,537,735
3.00% 1/1/50	1,800,000	1,835,699
Freddie Mac Gold Pool
3.00% 2/1/47	2,889,813	2,959,609
3.00% 2/1/49	387,501	393,754
3.00% 3/1/49	6,205,721	6,303,398
Freddie Mac S.F. 15 yr
2.50% 1/1/33	3,084,184	3,119,436
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
2.50% 4/1/33	12,362,686	$ 12,504,133
3.00% 9/1/33	57,940	59,573
3.00% 10/1/33	1,283,042	1,316,200
3.00% 11/1/33	71,747	73,629
3.00% 12/1/33	582,410	597,993
3.00% 1/1/34	220,249	225,812
Freddie Mac S.F. 20 yr
3.00% 6/1/36	220,927	226,784
4.50% 8/1/23	1,954,559	2,055,455
Freddie Mac S.F. 30 yr
2.50% 10/1/49	5,766,266	5,705,345
3.00% 1/1/47	4,633,206	4,764,725
3.00% 4/1/47	1,553,101	1,590,092
3.00% 7/1/47	856,997	874,888
3.00% 9/1/47	3,144,292	3,223,994
3.00% 2/1/48	181,021	184,211
3.00% 3/1/48	4,574,198	4,685,588
3.00% 9/1/48	981,237	999,075
3.00% 4/1/49	20,294,891	20,595,071
3.00% 7/1/49	194,215	198,247
3.00% 8/1/49	26,846,506	27,219,149
3.00% 9/1/49	9,880,297	10,081,285
3.00% 10/1/49	12,827,863	13,092,559
3.00% 1/1/50	700,000	715,830
3.50% 7/1/47	7,216,362	7,597,518
3.50% 11/1/47	19,543,265	20,283,503
3.50% 12/1/48	7,178,354	7,399,303
3.50% 3/1/49	1,627,489	1,694,126
3.50% 8/1/49	2,468,556	2,535,660
3.50% 11/1/49	1,100,000	1,134,226
3.50% 12/1/49	1,298,543	1,342,921
4.00% 8/1/44	46,957	49,775
4.00% 5/1/45	33,539	35,555
4.00% 9/1/45	35,035	37,135
4.00% 10/1/45	58,295	61,801
4.00% 11/1/45	43,545	46,163
4.00% 12/1/45	384,123	407,203
4.00% 9/1/46	547,670	572,234
4.00% 12/1/46	318,294	331,709
4.00% 2/1/47	449,834	470,192
4.00% 7/1/47	3,421,749	3,598,169
4.00% 10/1/47	21,373,314	22,455,750
4.00% 12/1/47	6,434,559	6,758,242
4.00% 4/1/48	478,039	498,631
4.00% 5/1/48	2,684,392	2,804,907
4.00% 7/1/48	5,277,843	5,499,021
4.00% 9/1/48	4,964,024	5,168,837
4.00% 11/1/49	1,277,156	1,330,854
4.50% 10/1/35	367,262	398,831
5.00% 7/1/47	586,617	628,736
5.00% 10/1/48	432,392	463,093
5.00% 11/1/48	482,527	516,510
5.00% 1/1/49	2,672,293	2,854,664

LVIP Western Asset Core Bond Fund–7

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA
2.50% 8/20/49	96,056	$ 94,931
2.50% 9/20/49	593,577	586,618
2.50% 10/20/49	198,909	196,577
2.50% 11/20/49	299,399	295,889
GNMA I S.F. 30 yr
3.00% 9/15/42	564,670	582,187
3.00% 10/15/42	107,451	110,784
GNMA II S.F. 30 yr
3.00% 9/20/47	1,220,898	1,257,859
3.00% 2/20/48	19,507	20,053
3.00% 12/20/49	3,300,000	3,388,978
3.50% 3/20/45	34,400	35,858
3.50% 9/20/46	232,428	241,702
3.50% 9/20/47	54,203,430	56,294,894
3.50% 10/20/47	1,539,269	1,597,749
3.50% 11/20/47	151,245	156,950
3.50% 12/20/47	11,386,448	11,826,675
3.50% 2/20/48	385,019	399,834
3.50% 2/20/49	534,967	551,815
3.50% 10/20/49	1,894,416	1,919,804
4.00% 6/20/47	2,040,595	2,134,378
4.00% 9/20/47	4,491,870	4,710,040
4.00% 11/20/47	2,307,094	2,408,759
4.00% 12/20/47	990,790	1,034,503
4.00% 2/20/48	744,312	775,600
4.00% 3/20/48	1,265,892	1,321,861
4.00% 4/20/48	922,341	958,078
4.00% 7/20/48	1,705,008	1,771,196
4.00% 5/20/49	1,344,781	1,394,173
4.00% 10/20/49	398,880	419,071
4.00% 11/20/49	2,396,683	2,531,000
4.50% 6/20/48	69,896	73,627
4.50% 7/20/48	59,615	62,774
4.50% 1/20/49	23,646	24,827
5.00% 1/20/49	1,580,878	1,669,943
GNMA II S.F. 30 yr TBA
2.50% 1/1/50	16,500,000	16,570,254
3.00% 1/1/50	27,500,000	28,229,262
Uniform Mortgage-Backed Securities 30 yr TBA
2.50% 1/1/50	18,500,000	18,281,580
3.00% 1/14/50	28,800,000	29,190,299
3.50% 1/14/50	1,100,000	1,130,966
Total Agency Mortgage-Backed Securities (Cost $802,120,194)		811,157,249
CORPORATE BONDS–28.57%
Aerospace & Defense–0.63%
Boeing
2.70% 2/1/27	220,000	222,810
2.80% 3/1/27	320,000	324,818
3.10% 5/1/26	250,000	257,768
3.20% 3/1/29	1,090,000	1,135,215
3.25% 2/1/35	1,600,000	1,634,090
3.75% 2/1/50	420,000	445,153
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Boeing (continued)
4.88% 2/15/20	890,000	$ 892,658
L3Harris Technologies
4.85% 4/27/35	580,000	683,351
5.05% 4/27/45	80,000	98,419
Lockheed Martin
3.55% 1/15/26	936,000	1,003,258
4.50% 5/15/36	240,000	284,032
Northrop Grumman
2.55% 10/15/22	1,520,000	1,542,233
2.93% 1/15/25	1,600,000	1,648,368
3.25% 1/15/28	660,000	687,955
United Technologies
3.95% 8/16/25	980,000	1,068,226
4.13% 11/16/28	710,000	799,149
		12,727,503
Agriculture–1.01%
Altria Group
3.49% 2/14/22	440,000	452,608
3.80% 2/14/24	480,000	504,838
4.40% 2/14/26	2,640,000	2,865,936
4.80% 2/14/29	2,040,000	2,270,961
5.80% 2/14/39	1,060,000	1,244,458
5.95% 2/14/49	870,000	1,051,874
6.20% 2/14/59	1,710,000	2,031,368
BAT Capital
3.56% 8/15/27	4,980,000	5,078,584
4.54% 8/15/47	1,230,000	1,233,429
Philip Morris International
2.50% 8/22/22	800,000	809,886
4.50% 3/20/42	2,340,000	2,649,651
Reynolds American 5.85% 8/15/45	200,000	228,939
		20,422,532
Airlines–0.04%
♦American Airlines Pass Through Trust
3.38% 11/1/28	645,335	668,957
3.70% 4/1/28	227,404	239,067
		908,024
Auto Manufacturers–0.43%
BMW US Capital 2.80% 4/11/26	644,000	653,294
Ford Motor Credit
3.10% 5/4/23	1,366,000	1,364,104
3.20% 1/15/21	200,000	201,086
3.34% 3/18/21	1,939,000	1,953,204
General Motors 6.75% 4/1/46	191,000	224,193
General Motors Financial
2.45% 11/6/20	390,000	390,921
3.45% 4/10/22	1,140,000	1,165,628
3.70% 5/9/23	2,090,000	2,153,898

LVIP Western Asset Core Bond Fund–8

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial (continued)
4.38% 9/25/21	643,000	$ 666,143
		8,772,471
Banks–8.75%
ABN AMRO Bank 2.45% 6/4/20	430,000	430,660
Banco Santander
•3.12% (LIBOR03M + 1.12%) 4/12/23	600,000	603,852
3.80% 2/23/28	400,000	420,601
3.85% 4/12/23	1,000,000	1,042,548
4.38% 4/12/28	800,000	874,784
Bank of America
3.30% 1/11/23	840,000	868,239
μ3.55% 3/5/24	1,600,000	1,660,524
μ3.59% 7/21/28	3,730,000	3,949,601
μ3.97% 3/5/29	2,000,000	2,176,834
μ3.97% 2/7/30	170,000	186,752
4.25% 10/22/26	3,250,000	3,541,725
μ4.33% 3/15/50	950,000	1,137,230
4.45% 3/3/26	5,111,000	5,608,915
5.00% 1/21/44	2,180,000	2,833,106
μBank of Montreal 3.80% 12/15/32	300,000	312,885
μBarclays 4.97% 5/16/29	1,300,000	1,464,083
BBVA USA 3.88% 4/10/25	892,000	936,202
BNG Bank 1.63% 4/19/21	1,294,000	1,291,544
BNP Paribas S.A.
3.38% 1/9/25	500,000	518,821
μ4.38% 3/1/33	420,000	453,096
4.40% 8/14/28	1,790,000	1,986,616
4.63% 3/13/27	390,000	426,143
μ4.71% 1/10/25	3,170,000	3,431,249
μ5.20% 1/10/30	1,460,000	1,714,787
BPCE S.A. 5.15% 7/21/24	780,000	855,461
Citigroup
3.30% 4/27/25	4,070,000	4,267,995
4.45% 9/29/27	11,160,000	12,281,279
4.65% 7/23/48	2,030,000	2,531,015
4.75% 5/18/46	620,000	742,924
8.13% 7/15/39	60,000	100,281
Cooperatieve Rabobank
2.50% 1/19/21	648,000	651,763
5.25% 8/4/45	780,000	995,138
Cooperatieve Rabobank UA
2.25% 1/14/20	250,000	250,015
4.38% 8/4/25	3,000,000	3,252,426
4.75% 1/15/20	410,000	410,357
μCredit Agricole S.A. 4.00% 1/10/33	880,000	927,698
Credit Suisse Group
3.13% 12/10/20	1,139,000	1,149,089
μ3.87% 1/12/29	370,000	393,807
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse Group Funding Guernsey 4.55% 4/17/26	1,141,000	$ 1,265,532
Danske Bank
μ3.00% 9/20/22	760,000	765,863
μ3.24% 12/20/25	350,000	353,898
3.88% 9/12/23	410,000	425,473
5.00% 1/12/22	1,920,000	2,015,270
5.38% 1/12/24	1,470,000	1,613,146
Goldman Sachs Group
3.20% 2/23/23	970,000	996,853
3.50% 11/16/26	3,000,000	3,152,984
3.63% 2/20/24	720,000	755,228
μ3.69% 6/5/28	3,000,000	3,184,617
μ3.81% 4/23/29	1,000,000	1,071,143
μ4.22% 5/1/29	3,140,000	3,457,735
4.25% 10/21/25	1,340,000	1,453,902
4.75% 10/21/45	2,090,000	2,543,962
5.15% 5/22/45	800,000	980,665
5.25% 7/27/21	1,380,000	1,447,946
6.25% 2/1/41	1,660,000	2,318,525
6.75% 10/1/37	750,000	1,039,591
HSBC Bank USA NA 4.88% 8/24/20	710,000	722,226
HSBC Holdings
3.40% 3/8/21	1,340,000	1,360,968
μ3.97% 5/22/30	3,430,000	3,693,606
μ4.04% 3/13/28	1,610,000	1,720,729
4.30% 3/8/26	710,000	772,479
μ4.58% 6/19/29	4,330,000	4,835,873
μ6.88% 6/1/21	566,000	593,593
Intesa Sanpaolo S.p.A.
3.13% 7/14/22	4,799,000	4,860,900
3.38% 1/12/23	630,000	640,249
JPMorgan Chase & Co.
3.63% 12/1/27	510,000	538,242
μ4.02% 12/5/24	2,200,000	2,344,778
μ4.20% 7/23/29	1,170,000	1,304,327
4.25% 10/1/27	6,738,000	7,451,211
μ4.45% 12/5/29	930,000	1,057,017
Kreditanstalt fuer Wiederaufbau 1.50% 6/15/21	1,006,000	1,003,533
Lloyds Bank 2.70% 8/17/20	200,000	200,875
Lloyds Banking Group
μ2.91% 11/7/23	2,120,000	2,150,756
3.10% 7/6/21	233,000	236,618
3.90% 3/12/24	200,000	211,035
4.65% 3/24/26	1,410,000	1,532,049
Morgan Stanley
μ3.77% 1/24/29	1,620,000	1,741,687
μ4.43% 1/23/30	70,000	79,069
5.50% 7/24/20	170,000	173,428
Royal Bank of Canada
2.15% 10/26/20	820,000	821,526
3.20% 4/30/21	930,000	946,411

LVIP Western Asset Core Bond Fund–9

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μRoyal Bank of Scotland Group
4.27% 3/22/25	1,090,000	$ 1,157,179
4.52% 6/25/24	2,580,000	2,739,085
4.89% 5/18/29	620,000	700,486
Santander UK
2.38% 3/16/20	490,000	490,258
5.00% 11/7/23	1,635,000	1,758,057
Santander UK Group Holdings
2.88% 10/16/20	635,000	637,807
3.13% 1/8/21	1,210,000	1,220,339
State Street 3.10% 5/15/23	730,000	752,799
Svenska Handelsbanken 3.35% 5/24/21	1,010,000	1,029,705
Toronto-Dominion Bank 3.25% 6/11/21	1,130,000	1,153,812
UBS AG 4.50% 6/26/48	200,000	249,772
μUBS Group AG 3.13% 8/13/30	680,000	691,748
UBS Group Funding Switzerland AG
3.49% 5/23/23	1,820,000	1,872,169
4.13% 4/15/26	1,176,000	1,277,748
4.25% 3/23/28	4,280,000	4,675,423
US Bancorp 2.35% 1/29/21	713,000	716,819
US Bank NA 3.15% 4/26/21	920,000	934,498
•Wachovia Capital Trust III 5.57% (LIBOR03M + 0.93%) 1/31/20	1,850,000	1,863,875
Wells Fargo & Co.
μ2.88% 10/30/30	1,070,000	1,075,804
3.00% 10/23/26	1,390,000	1,423,237
3.75% 1/24/24	430,000	454,171
4.13% 8/15/23	460,000	488,290
4.15% 1/24/29	1,700,000	1,891,292
4.30% 7/22/27	2,154,000	2,358,078
4.40% 6/14/46	2,750,000	3,147,827
4.60% 4/1/21	410,000	423,295
4.65% 11/4/44	30,000	35,181
4.75% 12/7/46	2,640,000	3,160,856
4.90% 11/17/45	1,630,000	1,988,057
		176,883,230
Beverages–0.35%
Anheuser-Busch Companies/ Anheuser-Busch InBev Worldwide 4.90% 2/1/46	4,080,000	4,825,164
Anheuser-Busch InBev Finance 3.30% 2/1/23	1,213,000	1,255,806
Diageo Investment 2.88% 5/11/22	900,000	917,767
		6,998,737
Biotechnology–0.11%
Amgen
2.13% 5/1/20	200,000	200,075
3.88% 11/15/21	570,000	587,846
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences
3.65% 3/1/26	590,000	$ 634,459
4.75% 3/1/46	690,000	827,337
		2,249,717
Chemicals–0.19%
Equate Petrochemical B.V. 4.25% 11/3/26	1,900,000	2,030,610
OCP 4.50% 10/22/25	1,257,000	1,344,266
Syngenta Finance 3.93% 4/23/21	460,000	467,746
		3,842,622
Commercial Services–0.28%
Cintas No. 2
2.90% 4/1/22	600,000	611,820
3.70% 4/1/27	690,000	747,756
DP World 5.63% 9/25/48	3,660,000	4,225,836
		5,585,412
Computers–0.52%
Apple
2.00% 11/13/20	950,000	952,377
2.45% 8/4/26	2,450,000	2,482,400
Dell International 4.42% 6/15/21	4,340,000	4,465,378
International Business Machines 3.00% 5/15/24	2,620,000	2,712,998
		10,613,153
Diversified Financial Services–0.48%
AerCap Ireland Capital 4.50% 5/15/21	1,590,000	1,640,772
American Express 2.50% 7/30/24	4,110,000	4,154,658
International Lease Finance 8.63% 1/15/22	590,000	663,636
Visa 4.30% 12/14/45	2,560,000	3,148,214
		9,607,280
Electric–0.99%
Cleveland Electric Illuminating 3.50% 4/1/28	300,000	312,080
Comision Federal de Electricidad
4.75% 2/23/27	1,720,000	1,814,617
4.88% 1/15/24	380,000	408,504
Duke Energy
2.40% 8/15/22	1,470,000	1,484,223
3.15% 8/15/27	320,000	329,403
FirstEnergy
2.85% 7/15/22	2,190,000	2,224,694
3.90% 7/15/27	2,120,000	2,265,142
7.38% 11/15/31	3,290,000	4,638,686

LVIP Western Asset Core Bond Fund–10

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
MidAmerican Energy 3.65% 4/15/29	1,080,000	$ 1,179,416
Perusahaan Listrik Negara
4.13% 5/15/27	1,300,000	1,369,875
5.45% 5/21/28	690,000	793,500
6.15% 5/21/48	2,550,000	3,216,825
		20,036,965
Environmental Control–0.15%
Republic Services 2.50% 8/15/24	590,000	596,228
Waste Management
2.40% 5/15/23	960,000	969,546
3.20% 6/15/26	350,000	366,301
3.45% 6/15/29	250,000	267,362
4.00% 7/15/39	180,000	201,181
4.15% 7/15/49	500,000	570,363
		2,970,981
Food–0.32%
Danone 2.59% 11/2/23	1,160,000	1,177,541
Danone S.A.
2.08% 11/2/21	854,000	854,652
2.95% 11/2/26	360,000	367,383
Kraft Heinz Foods 3.00% 6/1/26	1,602,000	1,600,713
Mars
2.70% 4/1/25	640,000	654,293
3.20% 4/1/30	1,790,000	1,893,119
		6,547,701
Forest Products & Paper–0.18%
Suzano Austria GmbH 6.00% 1/15/29	3,230,000	3,641,825
		3,641,825
Health Care Products–0.24%
Abbott Laboratories
3.75% 11/30/26	24,000	26,206
4.75% 11/30/36	650,000	811,222
4.90% 11/30/46	920,000	1,207,079
Becton Dickinson & Co.
3.36% 6/6/24	1,220,000	1,270,079
3.73% 12/15/24	313,000	331,537
4.69% 12/15/44	516,000	602,144
Medtronic
3.50% 3/15/25	448,000	479,775
4.63% 3/15/45	134,000	168,272
		4,896,314
Health Care Services–0.38%
Aetna 3.88% 8/15/47	470,000	476,587
Anthem
2.95% 12/1/22	600,000	613,478
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Anthem (continued)
3.13% 5/15/22	320,000	$ 327,894
3.35% 12/1/24	430,000	448,449
3.65% 12/1/27	430,000	454,824
Humana
3.95% 3/15/27	1,220,000	1,311,523
4.80% 3/15/47	50,000	58,429
4.95% 10/1/44	220,000	259,173
UnitedHealth Group
2.70% 7/15/20	850,000	853,522
3.70% 8/15/49	910,000	974,793
3.75% 7/15/25	170,000	183,453
3.88% 10/15/20	610,000	616,175
3.88% 12/15/28	300,000	331,719
3.88% 8/15/59	650,000	699,289
		7,609,308
Household Products Ware–0.11%
Reckitt Benckiser Treasury Services 2.38% 6/24/22	2,150,000	2,164,980
		2,164,980
Housewares–0.04%
Newell Brands
3.85% 4/1/23	257,000	266,916
4.20% 4/1/26	460,000	479,216
		746,132
Insurance–0.24%
American International Group 3.75% 7/10/25	450,000	481,177
Berkshire Hathaway Finance 4.25% 1/15/49	1,190,000	1,407,261
Chubb INA Holdings 3.35% 5/3/26	590,000	626,865
MetLife 6.40% 12/15/66	1,600,000	1,960,000
Reliance Standard Life Global Funding II 2.50% 1/15/20	320,000	320,016
		4,795,319
Internet–0.29%
Amazon.com
3.15% 8/22/27	750,000	793,014
3.88% 8/22/37	500,000	566,924
4.05% 8/22/47	610,000	715,543
4.95% 12/5/44	630,000	823,261
Tencent Holdings 3.60% 1/19/28	2,890,000	3,013,217
		5,911,959
Investment Company Security–0.02%
Temasek Financial I 2.38% 1/23/23	368,000	372,588
		372,588

LVIP Western Asset Core Bond Fund–11

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Iron & Steel–0.41%
ArcelorMittal
3.60% 7/16/24	2,100,000	$ 2,153,856
4.55% 3/11/26	1,130,000	1,198,784
6.13% 6/1/25	170,000	195,138
Vale Overseas 6.25% 8/10/26	4,070,000	4,777,366
		8,325,144
Lodging–0.26%
Las Vegas Sands 3.20% 8/8/24	2,600,000	2,681,174
Sands China
4.60% 8/8/23	830,000	875,949
5.13% 8/8/25	1,600,000	1,755,744
		5,312,867
Media–1.15%
Charter Communications Operating
3.58% 7/23/20	630,000	634,006
4.20% 3/15/28	1,760,000	1,874,009
4.91% 7/23/25	2,401,000	2,642,918
5.05% 3/30/29	340,000	385,279
5.38% 4/1/38	2,040,000	2,334,090
5.38% 5/1/47	740,000	827,895
6.48% 10/23/45	1,210,000	1,508,967
Comcast
3.15% 3/1/26	1,166,000	1,221,262
3.95% 10/15/25	2,530,000	2,759,151
4.15% 10/15/28	4,300,000	4,837,009
4.25% 10/15/30	1,280,000	1,461,368
Fox 5.48% 1/25/39	1,670,000	2,038,663
Walt Disney 6.65% 11/15/37	460,000	681,910
		23,206,527
Mining–1.28%
Anglo American Capital
3.63% 9/11/24	1,900,000	1,969,389
4.00% 9/11/27	930,000	973,443
4.75% 4/10/27	430,000	469,850
Barrick Gold 5.25% 4/1/42	10,000	11,902
Barrick North America Finance 5.70% 5/30/41	2,260,000	2,780,801
BHP Billiton Finance USA
2.88% 2/24/22	492,000	501,359
5.00% 9/30/43	480,000	612,996
μ6.25% 10/19/75	1,150,000	1,185,650
μ6.75% 10/19/75	920,000	1,080,236
Glencore Finance Canada 4.25% 10/25/22	820,000	858,561
Glencore Funding
2.88% 4/16/20	280,000	280,372
3.88% 10/27/27	440,000	454,423
4.00% 3/27/27	620,000	643,730
4.13% 5/30/23	10,000	10,421
4.13% 3/12/24	2,100,000	2,197,806
4.63% 4/29/24	1,380,000	1,463,076
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Nacional del Cobre de Chile 3.63% 8/1/27	3,130,000	$ 3,250,053
Southern Copper 5.25% 11/8/42	6,150,000	7,060,083
		25,804,151
Miscellaneous Manufacturing–0.62%
3M 2.38% 8/26/29	2,510,000	2,472,865
Eaton
2.75% 11/2/22	660,000	673,097
4.15% 11/2/42	440,000	490,963
General Electric
5.55% 5/4/20	362,000	365,885
5.88% 1/14/38	650,000	786,407
6.75% 3/15/32	220,000	282,193
6.88% 1/10/39	5,560,000	7,396,434
		12,467,844
Oil & Gas–4.04%
Apache
4.75% 4/15/43	3,700,000	3,565,766
5.10% 9/1/40	400,000	406,278
6.00% 1/15/37	2,223,000	2,473,613
BP Capital Markets
3.12% 5/4/26	1,820,000	1,899,868
3.25% 5/6/22	320,000	330,161
3.41% 2/11/26	200,000	212,887
BP Capital Markets America 3.22% 11/28/23	1,520,000	1,582,574
Cimarex Energy
3.90% 5/15/27	1,260,000	1,302,345
4.38% 6/1/24	340,000	358,883
4.38% 3/15/29	1,120,000	1,184,473
CNOOC Finance 2015 Australia 2.63% 5/5/20	488,000	488,517
CNOOC Finance 2015 USA
3.50% 5/5/25	2,600,000	2,715,911
4.38% 5/2/28	1,830,000	2,029,828
Concho Resources
3.75% 10/1/27	220,000	231,110
4.30% 8/15/28	1,300,000	1,415,697
4.38% 1/15/25	720,000	743,500
Continental Resources
3.80% 6/1/24	640,000	661,416
4.38% 1/15/28	2,220,000	2,357,926
4.50% 4/15/23	330,000	344,596
4.90% 6/1/44	360,000	381,205
Devon Energy
4.75% 5/15/42	40,000	44,494
5.00% 6/15/45	2,425,000	2,806,704
5.60% 7/15/41	1,037,000	1,257,988
Ecopetrol 5.88% 5/28/45	6,280,000	7,402,550
Exxon Mobil
2.44% 8/16/29	1,640,000	1,648,641

LVIP Western Asset Core Bond Fund–12

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Exxon Mobil (continued)
3.04% 3/1/26	490,000	$ 513,590
4.11% 3/1/46	760,000	890,290
KazMunayGas National
5.38% 4/24/30	1,850,000	2,141,745
5.75% 4/19/47	2,500,000	2,981,250
Noble Energy
3.85% 1/15/28	950,000	1,002,658
4.95% 8/15/47	220,000	243,193
5.05% 11/15/44	1,200,000	1,336,029
Occidental Petroleum
2.60% 8/13/21	540,000	543,899
2.70% 8/15/22	760,000	767,718
2.90% 8/15/24	1,430,000	1,452,088
3.00% 2/15/27	820,000	821,243
3.13% 2/15/22	370,000	376,461
3.50% 6/15/25	500,000	516,200
4.10% 2/15/47	760,000	736,594
4.20% 3/15/48	210,000	207,976
4.40% 4/15/46	380,000	383,720
4.50% 7/15/44	2,850,000	2,870,464
4.63% 6/15/45	1,170,000	1,207,135
5.55% 3/15/26	220,000	249,659
6.60% 3/15/46	3,500,000	4,499,393
Pertamina Persero 6.00% 5/3/42	1,790,000	2,181,976
Petroleos del Peru 4.75% 6/19/32	5,390,000	5,902,050
Petroleos Mexicanos
5.50% 6/27/44	790,000	708,630
5.63% 1/23/46	2,710,000	2,417,049
6.38% 1/23/45	900,000	865,710
6.63% 6/15/35	1,746,000	1,788,777
6.88% 8/4/26	365,000	400,788
Shell International Finance
1.88% 5/10/21	150,000	150,109
2.38% 11/7/29	200,000	197,861
2.88% 5/10/26	804,000	832,327
4.00% 5/10/46	2,760,000	3,140,284
Sinopec Group Overseas Development 2014 4.38% 4/10/24	1,410,000	1,521,158
		81,694,955
Oil & Gas Services–0.09%
Halliburton
3.80% 11/15/25	1,120,000	1,194,525
5.00% 11/15/45	290,000	330,571
Schlumberger Holdings 3.90% 5/17/28	295,000	313,893
		1,838,989
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals–1.99%
AbbVie
2.30% 11/21/22	3,280,000	$ 3,295,558
2.60% 11/21/24	3,010,000	3,027,232
2.95% 11/21/26	690,000	700,318
3.20% 11/21/29	3,240,000	3,294,025
3.60% 5/14/25	610,000	643,339
Allergan Finance
3.80% 3/15/25	790,000	829,439
4.55% 3/15/35	80,000	87,264
Bristol-Myers Squibb
2.60% 5/16/22	900,000	914,569
2.90% 7/26/24	1,700,000	1,753,933
3.20% 6/15/26	1,320,000	1,384,241
3.25% 8/15/22	2,818,000	2,910,440
3.40% 7/26/29	700,000	748,052
Cigna
3.40% 9/17/21	720,000	736,837
3.75% 7/15/23	1,910,000	2,001,825
4.13% 11/15/25	550,000	596,251
4.38% 10/15/28	1,380,000	1,526,929
CVS Health
3.35% 3/9/21	372,000	378,099
3.70% 3/9/23	2,370,000	2,467,228
3.88% 7/20/25	1,380,000	1,468,445
4.10% 3/25/25	1,040,000	1,115,548
4.30% 3/25/28	7,500,000	8,184,265
5.05% 3/25/48	210,000	248,111
5.13% 7/20/45	1,110,000	1,313,103
Johnson & Johnson 3.70% 3/1/46	540,000	608,447
		40,233,498
Pipelines–1.04%
Cameron LNG
2.90% 7/15/31	320,000	320,201
3.30% 1/15/35	2,960,000	2,983,056
Energy Transfer Operating
4.50% 4/15/24	10,000	10,638
4.95% 6/15/28	220,000	240,788
5.25% 4/15/29	180,000	202,005
6.25% 4/15/49	90,000	108,315
Enterprise Products Operating
3.13% 7/31/29	200,000	205,220
3.95% 2/15/27	1,283,000	1,383,652
4.15% 10/16/28	1,100,000	1,214,012
4.20% 1/31/50	400,000	427,867
4.45% 2/15/43	200,000	219,508
4.80% 2/1/49	100,000	117,111
4.85% 3/15/44	160,000	185,580
7.55% 4/15/38	160,000	231,569
Kinder Morgan
4.30% 6/1/25	610,000	661,269
4.30% 3/1/28	1,200,000	1,307,653
5.55% 6/1/45	460,000	549,885

LVIP Western Asset Core Bond Fund–13

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Kinder Morgan Energy Partners
3.50% 3/1/21	350,000	$ 354,791
4.25% 9/1/24	1,080,000	1,156,485
5.50% 3/1/44	80,000	93,405
MPLX
4.50% 4/15/38	980,000	994,934
4.70% 4/15/48	680,000	690,898
4.80% 2/15/29	580,000	635,783
5.50% 2/15/49	830,000	940,256
Transcontinental Gas Pipe Line 7.85% 2/1/26	4,280,000	5,435,000
Williams Companies 5.25% 3/15/20	440,000	442,584
		21,112,465
Retail–0.28%
McDonald's
3.70% 1/30/26	390,000	420,412
3.80% 4/1/28	290,000	316,758
4.88% 12/9/45	1,390,000	1,670,781
Walmart
3.05% 7/8/26	1,020,000	1,074,720
3.70% 6/26/28	1,940,000	2,137,594
		5,620,265
Savings & Loans–0.08%
μNationwide Building Society 4.36% 8/1/24	1,510,000	1,600,919
		1,600,919
Semiconductors–0.09%
Texas Instruments 4.15% 5/15/48	1,540,000	1,825,512
		1,825,512
Software–0.39%
Microsoft
2.40% 8/8/26	1,900,000	1,923,067
2.70% 2/12/25	310,000	320,189
2.88% 2/6/24	1,780,000	1,845,611
3.30% 2/6/27	1,040,000	1,110,750
3.45% 8/8/36	40,000	43,730
3.70% 8/8/46	280,000	315,705
4.10% 2/6/37	1,240,000	1,462,797
salesforce.com 3.25% 4/11/23	920,000	956,405
		7,978,254
Telecommunications–0.95%
America Movil
3.13% 7/16/22	950,000	971,361
5.00% 3/30/20	297,000	298,818
AT&T
3.40% 5/15/25	1,000,000	1,047,427
3.80% 2/15/27	1,340,000	1,426,944
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T (continued)
4.13% 2/17/26	601,000	$ 650,839
4.35% 6/15/45	880,000	947,285
Deutsche Telekom International Finance 2.82% 1/19/22	380,000	385,549
Sprint Spectrum 3.36% 9/20/21	2,187,500	2,206,969
Telefonica Emisiones 5.21% 3/8/47	490,000	579,929
Verizon Communications
3.50% 11/1/24	530,000	561,555
3.85% 11/1/42	890,000	958,503
4.13% 3/16/27	440,000	487,958
4.13% 8/15/46	80,000	90,140
4.40% 11/1/34	910,000	1,052,875
4.50% 8/10/33	3,240,000	3,780,590
4.52% 9/15/48	330,000	394,705
4.86% 8/21/46	580,000	717,827
5.25% 3/16/37	560,000	701,733
5.50% 3/16/47	120,000	162,457
Vodafone Group 4.38% 5/30/28	1,540,000	1,705,328
		19,128,792
Transportation–0.15%
Union Pacific
3.75% 7/15/25	380,000	407,067
3.84% 3/20/60	920,000	929,857
3.95% 9/10/28	1,570,000	1,732,481
		3,069,405
Total Corporate Bonds (Cost $543,245,263)		577,524,340
NON-AGENCY ASSET-BACKED SECURITIES–4.67%
•ACIS CLO Series 2015-6A A1 3.50% (LIBOR03M + 1.59%) 5/1/27	1,169,310	1,169,091
•AMMC CLO XII Series 2013-12A AR 3.10% (LIBOR03M + 1.20%) 11/10/30	2,000,000	1,997,342
•Apidos CLO XXII Series 2015-22A A1 3.47% (LIBOR03M + 1.50%) 10/20/27	3,250,000	3,248,417
Applebee's Funding/ IHOP Funding Series 2019-1A A2I 4.19% 6/7/49	3,150,000	3,202,964
Avis Budget Rental Car Funding AESOP
Series 2019-2A A 3.35% 9/22/25	4,300,000	4,432,384
Series 2019-3A A 2.36% 3/20/26	1,390,000	1,376,556

LVIP Western Asset Core Bond Fund–14

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•BlueMountain CLO Series 2015-1A A1R 3.33% (LIBOR03M + 1.33%) 4/13/27	1,562,270	$ 1,561,539
•California Street CLO Series 2012-9A AR2 3.60% (LIBOR03M + 1.32%) 7/16/32	2,580,000	2,579,469
•Carlyle Global Market Strategies CLO Series 2015-4A A1R 3.31% (LIBOR03M + 1.34%) 7/20/32	1,750,000	1,751,806
•Carlyle US CLO Series 2017-2A A1B 3.19% (LIBOR03M + 1.22%) 7/20/31	2,500,000	2,494,102
•Catskill Park CLO Series 2017-1A A2 3.67% (LIBOR03M + 1.70%) 4/20/29	1,500,000	1,498,479
•CBAM
Series 2017-1A A1 3.22% (LIBOR03M + 1.25%) 7/20/30	4,750,000	4,753,011
Series 2017-2A B1 3.75% (LIBOR03M + 1.75%) 10/17/29	1,250,000	1,248,735
•Cedar Funding VI CLO Series 2016-6A AR 3.06% (LIBOR03M + 1.09%) 10/20/28	450,000	449,654
•Cutwater Series 2014-1A A1AR 3.25% (LIBOR03M + 1.25%) 7/15/26	735,092	735,581
•CWHEQ Revolving Home Equity Loan Trust Series 2006-I 2A 1.88% (LIBOR01M + 0.14%) 1/15/37	1,733,686	1,658,891
•Denali Capital CLO Series 2013-1A A1LR 2.99% (LIBOR03M + 1.05%) 10/26/27	4,250,000	4,245,359
•Dryden 75 CLO Series 2019-75A AR 3.20% (LIBOR03M + 1.20%) 7/15/30	1,410,000	1,409,660
•EFS Volunteer No. 2 Series 2012-1 A2 3.14% (LIBOR01M + 1.35%) 3/25/36	4,251,880	4,288,007
Fannie Mae Grantor Trust 2.90% 6/25/27	399,221	409,262
Ford Credit Floorplan Master Owner Trust A 4.06% 11/15/30	3,030,000	3,282,293
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Halcyon Loan Advisors Funding Series 2015-2A AR 3.02% (LIBOR03M + 1.08%) 7/25/27	1,449,936	$ 1,448,831
•Halsey Point CLO I Series 2019-1A A1A1 3.26% (LIBOR03M + 1.35%) 1/20/33	2,530,000	2,511,025
•KKR CLO
Series 16 A2R 3.77% (LIBOR03M + 1.80%) 1/20/29	820,000	817,545
Series 18 A 3.27% (LIBOR03M + 1.27%) 7/18/30	3,000,000	2,999,604
Series 21 A 3.00% (LIBOR03M + 1.00%) 4/15/31	2,000,000	1,975,236
•Myers Park CLO B1 3.57% (LIBOR03M + 1.60%) 10/20/30	1,020,000	1,006,676
SBA Small Business Investment Companies
Series 2018-10B 1 3.55% 9/10/28	1,209,951	1,256,931
Series 2019-10A 1 3.11% 3/10/29	1,394,890	1,445,876
•Seneca Park CLO Series 2014-1A AR 3.12% (LIBOR03M + 1.12%) 7/17/26	491,012	490,820
•SLC Student Loan Trust Series 2008-1 A4A 3.49% (LIBOR03M + 1.60%) 12/15/32	3,667,595	3,715,219
•SLM Private Credit Student Loan Trust
Series 2005-B A4 2.22% (LIBOR03M + 0.33%) 6/15/39	1,861,013	1,821,078
Series 2006-A A5 2.18% (LIBOR03M + 0.29%) 6/15/39	1,536,689	1,496,943
•Structured Asset Securities Mortgage Loan Trust Series 2006-GEL3 A3 2.09% (LIBOR01M + 0.30%) 7/25/36	2,284,895	2,284,307
•Symphony CLO XVIII Series 2016-18A B 3.73% (LIBOR03M + 1.80%) 1/23/28	1,200,000	1,198,801
•TCI-Symphony CLO Series 2016-1A BR 3.65% (LIBOR03M + 1.65%) 10/13/29	2,000,000	1,994,082

LVIP Western Asset Core Bond Fund–15

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Towd Point Mortgage Trust
Series 2015-6 A1B 2.75% 4/25/55	2,115,626	$ 2,115,980
Series 2016-1 A1B 2.75% 2/25/55	164,059	164,124
Series 2016-2 A1 3.00% 8/25/55	188,247	189,832
•Tralee CLO V Series 2018-5A B 3.67% (LIBOR03M + 1.70%) 10/20/28	1,200,000	1,194,598
•Tralee Clo VI Series 2019-6A AS 3.32% (LIBOR03M + 1.30%) 10/25/32	1,980,000	1,979,677
United States Small Business Administration Series 2019-25G 1 2.69% 7/1/44	670,000	678,294
•Venture 32 CLO Series 2018-32A A2A 3.07% (LIBOR03M + 1.07%) 7/18/31	1,750,000	1,736,434
•Voya CLO
Series 2013-1A A1AR 3.21% (LIBOR03M + 1.21%) 10/15/30	4,625,000	4,622,697
Series 2014-2A A1R 3.25% (LIBOR03M + 1.25%) 4/17/30	3,000,000	3,000,672
•Whitehorse XII Series 2018-12A A 3.25% (LIBOR03M + 1.25%) 10/15/31	1,490,000	1,482,177
•Zais Clo 13 Series 2019-13A A1A 3.57% (LIBOR03M + 1.49%) 7/15/32	3,000,000	2,981,061
Total Non-Agency Asset-Backed Securities (Cost $93,792,487)		94,401,122
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–4.16%
•Adjustable Rate Mortgage Trust Series 2005-9 5A1 2.33% (LIBOR01M + 0.54%) 11/25/35	1,759,325	1,767,078
CSMC Trust
3.06% 10/25/59	4,748,027	4,740,654
•Series 2018-J1 A2 3.50% 2/25/48	15,670,000	15,777,088
•Galton Funding Mortgage Trust Series 2017-1 A22 3.00% 7/25/56	1,043,024	1,054,628
GNMA REMIC Series 2019-123 A 3.00% 10/20/49	900,000	908,544
•Impac CMB Trust Series Series 2007-A A 2.29% (LIBOR01M + 0.50%) 5/25/37	3,025,312	3,013,879
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JP Morgan Mortgage Trust
Series 2017-5 A2 3.16% 10/26/48	4,368,870	$ 4,478,092
Series 2018-4 A1 3.50% 10/25/48	2,886,070	2,949,835
•Merrill Lynch Mortgage Investors Trust Series 2005-A8 A3A3 2.16% (LIBOR01M + 0.37%) 8/25/36	1,435,854	1,432,136
Natixis Commercial Mortgage Securities Trust
A 3.05% 8/15/34	7,150,000	7,256,449
*• XA 1.35% 8/15/34	32,225,000	1,753,459
•New Residential Mortgage Loan Trust
Series 2014-2A A3 3.75% 5/25/54	1,815,553	1,866,263
Series 2015-1A A3 3.75% 5/28/52	985,023	1,015,151
Series 2015-2A A1 3.75% 8/25/55	319,723	329,957
Series 2015-2A A2 3.75% 8/25/55	3,967,890	4,056,283
Series 2016-3A A1B 3.25% 9/25/56	2,090,644	2,130,701
Series 2016-3A B1 4.00% 9/25/56	4,668,613	4,679,585
Series 2016-4A B2 4.75% 11/25/56	2,236,111	2,430,009
Series 2017-1A A1 4.00% 2/25/57	5,481,659	5,733,141
Series 2017-4A A1 4.00% 5/25/57	5,738,174	5,975,889
Series 2017-6A A1 4.00% 8/27/57	10,287,822	10,745,887
Total Non-Agency Collateralized Mortgage Obligations (Cost $83,430,598)		84,094,708
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.76%
CD Mortgage Trust Series 2016-CD1 A4 2.72% 8/10/49	2,560,000	2,591,556
•CHT-COSMO Mortgage Trust Series 2017-CSMO A 2.67% (LIBOR01M + 0.93%) 11/15/36	730,000	729,317
Citigroup Commercial Mortgage Trust
*•Series 2013-GC11 XA 1.38% 4/10/46	11,280,222	425,226
Series 2014-GC25 A4 3.64% 10/10/47	889,000	936,990
Series 2016-P3 A4 3.33% 4/15/49	758,000	794,494

LVIP Western Asset Core Bond Fund–16

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	775,000	$ 788,441
Series 2014-CR16 A4 4.05% 4/10/47	774,000	821,500
Series 2014-CR20 A4 3.59% 11/10/47	402,000	423,651
Series 2014-CR20 AM 3.94% 11/10/47	1,580,000	1,657,976
Series 2015-CR23 A4 3.50% 5/10/48	418,000	439,928
•Credit Suisse Commercial Mortgage Securities Series 2019-SKLZ A 2.99% (LIBOR01M + 1.25%) 1/15/34	4,280,000	4,285,303
CSMC Series 2014-USA B 4.18% 9/15/37	7,380,000	7,698,851
CSMC Trust Series 2017-LSTK A 2.76% 4/5/33	1,350,000	1,352,157
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	925,000	965,107
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.70% 11/10/46	948,000	970,436
GS Mortgage Securities Trust
•Series 2010-C1 C 5.64% 8/10/43	437,000	440,921
•Series 2013-PEMB A 3.55% 3/5/33	5,000,000	5,159,715
Series 2014-GC24 A5 3.93% 9/10/47	1,448,000	1,543,832
Series 2015-GC32 A4 3.76% 7/10/48	512,000	546,314
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	1,795,000	1,918,943
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	1,704,000	1,765,070
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	686,000	697,745
Series 2015-JP1 A5 3.91% 1/15/49	1,298,000	1,397,564
•KNDL Mortgage Trust Series 2019-KNSQ A 2.54% (LIBOR01M + 0.80%) 5/15/36	4,450,000	4,447,290
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.45% 9/15/39	451,857	240,588
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
•Series 2013-C7 C 4.12% 2/15/46	3,000,000	$ 3,077,068
Series 2014-C17 A5 3.74% 8/15/47	717,000	755,370
Series 2015-C23 A4 3.72% 7/15/50	1,618,000	1,717,835
Series 2015-C26 A5 3.53% 10/15/48	1,271,800	1,339,530
Series 2016-C29 A4 3.33% 5/15/49	710,000	741,671
•Morgan Stanley Capital I Trust
Series 2015-MS1 A4 3.78% 5/15/48	1,750,000	1,864,765
Series 2019-BPR A 3.14% (LIBOR01M + 1.40%) 5/15/36	3,460,000	3,453,512
MSCG Trust Series 2016-SNR C 5.21% 11/15/34	892,500	909,963
•Rosslyn Portfolio Trust Series 2017-ROSS A 2.69% (LIBOR01M + 0.95%) 6/15/33	1,490,000	1,489,554
VNDO Trust Series 2016-350P A 3.81% 1/10/35	1,080,000	1,147,489
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 B 4.14% 10/15/45	474,000	491,687
Series 2015-C26 AS 3.58% 2/15/48	7,640,000	7,924,575
*•Series 2016-BNK1 XA 1.76% 8/15/49	17,476,770	1,638,360
*•Series 2016-C36 XA 1.31% 11/15/59	41,298,959	2,738,930
•WFRBS Commercial Mortgage Trust Series 2014-C20 C 4.51% 5/15/47	3,603,000	3,625,461
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $76,370,161)		75,954,685
ΔREGIONAL BONDS–0.16%
Canada—0.16%
Province of British Columbia Canada 2.25% 6/2/26	1,445,000	1,462,528
Province of Manitoba Canada 2.13% 6/22/26	872,000	873,921
Province of Quebec Canada 2.50% 4/20/26	959,000	983,460
		3,319,909
Total Regional Bonds (Cost $3,329,727)		3,319,909

LVIP Western Asset Core Bond Fund–17

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS–5.56%
Colombia—0.60%
Colombia Government International Bond
3.88% 4/25/27	1,740,000	$ 1,840,050
4.50% 3/15/29	1,070,000	1,186,630
5.00% 6/15/45	630,000	731,745
5.20% 5/15/49	4,220,000	5,078,770
5.63% 2/26/44	2,720,000	3,379,600
		12,216,795
India—0.07%
Export-Import Bank of India 3.38% 8/5/26	1,300,000	1,321,246
		1,321,246
Indonesia—0.51%
Indonesia Government International Bond
3.70% 10/30/49	2,060,000	2,114,156
3.85% 7/18/27	2,110,000	2,245,632
4.63% 4/15/43	950,000	1,062,006
4.88% 5/5/21	290,000	301,238
5.13% 1/15/45	3,840,000	4,570,064
		10,293,096
Japan—0.07%
Japan Finance Organization for Municipalities 2.13% 4/13/21	1,468,000	1,470,936
		1,470,936
Kazakhstan—0.19%
Kazakhstan Government International Bond 4.88% 10/14/44	3,040,000	3,752,090
		3,752,090
Kuwait—0.13%
Kuwait International Government Bond 3.50% 3/20/27	2,460,000	2,643,614
		2,643,614
Mexico—1.11%
Mexico Government International Bond
4.00% 10/2/23	11,080,000	11,662,143
4.75% 3/8/44	9,670,000	10,685,350
		22,347,493
Panama—0.43%
Panama Government International Bond
4.30% 4/29/53	1,540,000	1,790,250
4.50% 5/15/47	3,130,000	3,720,005
6.70% 1/26/36	2,230,000	3,124,810
		8,635,065
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Peru—0.34%
Peruvian Government International Bond
5.63% 11/18/50	2,030,000	$ 2,966,358
6.55% 3/14/37	2,690,000	3,934,125
		6,900,483
Poland—0.42%
Republic of Poland Government International Bond 4.00% 1/22/24	7,860,000	8,455,427
		8,455,427
Qatar—0.50%
Qatar Government International Bond
3.25% 6/2/26	270,000	284,134
3.88% 4/23/23	3,210,000	3,388,675
4.00% 3/14/29	1,600,000	1,785,606
4.82% 3/14/49	3,700,000	4,578,750
		10,037,165
Russia—0.46%
Russian Foreign Bond - Eurobond
5.63% 4/4/42	5,200,000	6,799,780
5.88% 9/16/43	1,800,000	2,426,958
		9,226,738
Saudi Arabia—0.03%
Saudi Government International Bond 2.88% 3/4/23	640,000	651,251
		651,251
United Arab Emirates—0.24%
Abu Dhabi Government International Bond 2.50% 10/11/22	4,900,000	4,960,123
		4,960,123
Uruguay—0.46%
Uruguay Government International Bond
4.38% 1/23/31	4,280,000	4,785,040
5.10% 6/18/50	3,840,000	4,606,848
		9,391,888
Total Sovereign Bonds (Cost $101,428,186)		112,303,410
SUPRANATIONAL BANK–0.02%
FMS Wertmanagement 1.38% 6/8/21	476,000	473,612
Total Supranational Bank (Cost $476,771)		473,612
U.S. TREASURY OBLIGATIONS–8.92%
U. S. Treasury Inflation Indexed Bonds 1.00% 2/15/48	5,290,596	5,852,348

LVIP Western Asset Core Bond Fund–18

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds
2.25% 8/15/49	2,010,000	$ 1,947,501
2.38% 11/15/49	8,870,000	8,830,139
2.88% 5/15/49	3,140,000	3,457,095
U.S. Treasury Inflation Index Bond
1.00% 2/15/46	11,348,909	12,476,914
1.38% 2/15/44	3,875,496	4,569,079
U.S. Treasury Inflation Protected Security 1.00% 2/15/49	20,902,353	23,219,230
U.S. Treasury Notes
1.38% 8/31/26	6,650,000	6,461,401
1.50% 10/31/21	20,000	19,967
1.50% 11/30/24	770,000	763,018
1.63% 12/15/22	33,840,000	33,853,425
1.63% 10/31/26	10,560,000	10,415,806
1.63% 11/30/26	41,540,000	40,964,335
1.75% 12/31/24	21,090,000	21,135,786
1.75% 11/15/29	1,970,000	1,938,719
1.88% 7/31/26	4,430,000	4,444,354
Total U.S. Treasury Obligations (Cost $177,685,225)		180,349,117

	Number of Contracts
OPTIONS PURCHASED–0.01%
Call Options Purchased–0.01%
U.S. Treasury 10 yr Notes Strike price $128.5, expiration date 1/24/20, notional amount $19,146,500	149	69,844
U.S. Treasury 5 yr Notes Strike price $118.5, expiration date 1/24/20, notional amount $49,296,000	416	143,000
		212,844
Total Options Purchased (Cost $184,665)		212,844

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–6.09%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 1.53%)	123,162,018	$ 123,162,018
Total Money Market Fund (Cost $123,162,018)		123,162,018

	Principal Amount°
SHORT-TERM INVESTMENTS—1.16%
Agency Obligations–0.80%
^Federal Home Loan Bank Discount Notes 0.00% 1/23/20	8,750,000	8,742,293
•Federal Home Loan Mortgage 1.58% (SOFR + 0.04%) 9/10/20	2,780,000	2,779,221
•Federal Home Loan Banks 1.66% (SOFR + 0.12%) 10/7/20	4,580,000	4,578,481
		16,099,995
Discounted Commercial Paper–0.36%
≠SANTANDER UK PLC 2.10% 1/7/20	7,320,000	7,317,487
		7,317,487
Total Short-Term Investments (Cost $23,417,648)		23,417,482

TOTAL INVESTMENTS–105.48% (Cost $2,074,571,003)	2,132,491,159

Number of Contracts	Value (U.S. $)

OPTIONS WRITTEN–(0.01)%

Call Options Written–(0.00)%
U.S. Treasury 10 yr Notes Strike price $131.00, expiration date 2/21/20, notional amount $10,480,000	(80)	(10,000)
U.S. Treasury 10 yr Notes Strike price $129.50, expiration date 1/24/20, notional amount $15,281,000	(118)	(16,594)
U.S. Treasury 5 yr Notes Strike price $119.00, expiration date 1/24/20, notional amount $22,253,000	(187)	(24,836)
U.S. Treasury 10 yr Notes Strike price $129.25, expiration date 1/24/20, notional amount $13,442,000	(104)	(21,125)
		(72,555)
Put Options Written–(0.01)%
U.S. Treasury 10 yr Notes Strike price $128.00, expiration date 2/21/20, notional amount $10,240,000	(80)	(46,250)
LVIP Western Asset Core Bond Fund–19

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
PUT OPTIONS WRITTEN (continued)
U.S. Treasury 5 yr Notes Strike price $118.00, expiration date 1/24/20, notional amount $22,066,000	(187)	$ (14,609)
U.S. Treasury 5 yr Notes Strike price $118.25, expiration date 1/24/20, notional amount $18,210,500	(154)	(21,656)
		(82,515)
Total Options Written (Premium received $(274,832) )		(155,070)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(5.47%)	(110,630,748)
NET ASSETS APPLICABLE TO 199,870,884 SHARES OUTSTANDING–100.00%	$2,021,705,341

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date.
Δ Securities have been classified by country of origin.
^ Zero coupon security.
≠ The rate shown is the effective yield at the time of purchase.

The following futures contracts and swap contracts were outstanding at December 31, 2019:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
231	30 Day Federal Funds	$ 94,780,144	$ 94,973,328	5/29/20	$ —	$ (193,184)
218	30 Day Federal Funds	89,473,449	89,769,095	7/31/20	—	(295,646)
1,370	90 Day IMM Eurodollar	336,711,750	332,884,841	6/15/20	3,826,909	—
822	90 Day IMM Eurodollar	202,294,200	202,173,389	3/15/21	120,811	—
2,261	U.S. Treasury 10 yr Notes	290,361,860	292,985,638	3/20/20	—	(2,623,778)
865	U.S. Treasury 2 yr Notes	186,407,500	186,658,860	3/31/20	—	(251,360)
1,740	U.S. Treasury 5 yr Notes	206,380,312	206,894,464	3/31/20	—	(514,152)
(930)	U.S. Treasury Long Bonds	(144,992,813)	(148,472,663)	3/20/20	3,479,850	—
894	U.S. Treasury Ultra Bonds	162,400,688	167,560,180	3/20/20	—	(5,159,492)
Total Futures Contracts					$7,427,570	$(9,037,612)
LVIP Western Asset Core Bond Fund–20

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
Swap Contract1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared/
Protection Sold
CDX.NA.IG 33- Quarterly[4]	230,295,000	1.00%	12/20/24	$6,048,093	$4,679,470	$1,368,623	$—
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
2 yr IRS-Semiannual/Quarterly	30,000,000	1.73%	(1.96%) [5]	6/27/21	$(2,519)	$—	$—	$(2,519)
25 yr IRS-Semiannual/Quarterly	57,209,000	1.85%	(1.91%) [5]	11/15/44	2,909,281	90,328	2,818,953	—
25 yr IRS-Semiannual/Quarterly	5,586,000	1.81%	(1.91%) [5]	11/15/44	329,343	7,360	321,983	—
7 yr IRS-Semiannual/Quarterly	53,508,000	1.35%	(1.00%) [6]	9/15/21	101,374	(9,044)	110,418	—
7 yr IRS-Semiannual/Quarterly	163,861,000	1.55%	(1.91%) [5]	6/30/26	2,395,248	678,727	1,716,521	—
7 yr IRS-Semiannual/Quarterly	61,791,000	1.55%	(1.00%) [5]	11/15/26	41,085	79,766	—	(38,680)
5 yr IRS-Semiannual/Quarterly	20,879,000	(2.56%)	1.91% [5]	5/31/22	444,982	(5,887)	450,869	—
Total IRS Contracts						$841,250	$5,418,744	$(41,199)
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statement of Assets and Liabilities.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Rate resets based on LIBOR03M.
[6] Rate resets based on FEDLO1–Federal Funds Rate.

Summary of Abbreviations:
BB–Barclays Bank
BNP–BNP Paribas
CLO–Collateralized Loan Obligation
DB–Deutsche Bank
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
IMM–International Monetary Market
IRS–Interest Rate Swap
JPM–JPMorgan
JPM-BB–JPMorgan
LB–Lehman Brothers
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LNG–Liquefied Natural Gas
MSCG–Morgan Stanley Capital Group
LVIP Western Asset Core Bond Fund–21

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
Summary of Abbreviations: (continued)
PC–Participation Certificate
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
TBA–To be announced
USD–United States Dollar
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–22

LVIP Western Asset Core Bond Fund
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Investments, at value	$2,132,491,159
Receivable for securities sold	116,176,840
Dividends and interest receivable	11,027,712
Cash collateral held at brokers for swap contracts	6,976,621
Cash collateral held at broker for futures contracts	1,979,314
Variation margin due from broker on centrally cleared swap contracts	844,366
Receivable for fund shares sold	801,661
Prepaid expenses	10,790
Cash	711
TOTAL ASSETS	2,270,309,174
LIABILITIES:
Payable for securities purchased	245,870,934
Variation margin due to broker on futures contracts	993,466
Due to manager and affiliates	866,871
Payable for fund shares redeemed	570,564
Options written, at value	155,070
Other accrued expenses payable	146,928
TOTAL LIABILITIES	248,603,833
TOTAL NET ASSETS	$2,021,705,341
Investments, at cost	$2,074,571,003
Options written, premiums received	(274,832)
Standard Class:
Net Assets	$1,748,824,164
Shares Outstanding	172,871,264
Net Asset Value Per Share	$ 10.116
Service Class:
Net Assets	$ 272,881,177
Shares Outstanding	26,999,620
Net Asset Value Per Share	$ 10.107
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2019:
Shares of beneficial interest (unlimited authorization–no par)	$1,982,194,266
Distributable earnings/(accumulated loss)	39,511,075
TOTAL NET ASSETS	$2,021,705,341
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–23

LVIP Western Asset Core Bond Fund
Statement of Operations
Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$ 58,834,015
Foreign taxes withheld	(11,408)
58,822,607
EXPENSES:
Management fees	8,103,498
Shareholder servicing fees	522,310
Distribution fees-Service Class	478,080
Accounting and administration expenses	318,711
Professional fees	67,721
Pricing fees	57,692
Trustees’ fees and expenses	53,062
Reports and statements to shareholders	50,489
Custodian fees	14,166
Consulting fees	2,987
Other	25,431
Total operating expenses	9,694,147
NET INVESTMENT INCOME	49,128,460
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	8,099,612
Futures contracts	13,155,724
Options written	5,516,968
Swap contracts	(20,341,562)
Net realized gain	6,430,742
Net change in unrealized appreciation (depreciation) of:
Investments	107,415,966
Futures contracts	(1,185,144)
Options purchased	142,231
Options written	670,481
Swap contracts	11,981,580
Net change in unrealized appreciation (depreciation)	119,025,114
NET REALIZED AND UNREALIZED GAIN	125,455,856
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$174,584,316
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/19	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 49,128,460	$ 49,515,558
Net realized gain (loss)	6,430,742	(3,493,046)
Net change in unrealized appreciation (depreciation)	119,025,114	(66,001,787)
Net increase (decrease) in net assets resulting from operations	174,584,316	(19,979,275)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(47,624,674)	(48,011,603)
Service Class	(6,684,451)	(3,484,223)
Return of capital:
Standard Class	(411,051)	(7,963,135)
Service Class	(57,694)	(577,888)
	(54,777,870)	(60,036,849)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	226,477,248	164,953,866
Service Class	159,356,182	101,195,793
Reinvestment of dividends and distributions:
Standard Class	48,035,725	55,974,738
Service Class	6,742,145	4,062,111
	440,611,300	326,186,508
Cost of shares redeemed:
Standard Class	(221,247,877)	(395,546,299)
Service Class	(28,863,910)	(17,140,300)
	(250,111,787)	(412,686,599)
Increase (decrease) in net assets derived from capital share transactions	190,499,513	(86,500,091)
NET INCREASE (DECREASE) IN NET ASSETS	310,305,959	(166,516,215)
NET ASSETS:
Beginning of year	1,711,399,382	1,877,915,597
End of year	$2,021,705,341	$1,711,399,382
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–24

LVIP Western Asset Core Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Standard Class
	Year Ended			7/14/16 [1] to12/31/16
	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 9.415	$ 9.862	$ 9.593	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.276	0.262	0.203	0.074
Net realized and unrealized gain (loss)	0.710	(0.367)	0.233	(0.406)
Total from investment operations	0.986	(0.105)	0.436	(0.332)
Less dividends and distributions from:
Net investment income	(0.283)	(0.293)	(0.167)	(0.075)
Return of capital	(0.002)	(0.049)	—	—
Total dividends and distributions	(0.285)	(0.342)	(0.167)	(0.075)
Net asset value, end of period	$ 10.116	$ 9.415	$ 9.862	$ 9.593
Total return[3]	10.48%	(1.03%)	4.54%	(3.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,748,824	$1,585,597	$1,836,303	$1,166,624
Ratio of expenses to average net assets	0.51%	0.52%	0.51%	0.50%
Ratio of net investment income to average net assets	2.75%	2.71%	2.06%	1.61%
Portfolio turnover	159%	176%	419%	182% [4]

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund's capital shares.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–25

LVIP Western Asset Core Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Service Class
	Year Ended			7/14/16 [1] to12/31/16
	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 9.413	$ 9.866	$ 9.593	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.251	0.236	0.180	0.062
Net realized and unrealized gain (loss)	0.709	(0.364)	0.230	(0.406)
Total from investment operations	0.960	(0.128)	0.410	(0.344)
Less dividends and distributions from:
Net investment income	(0.264)	(0.279)	(0.137)	(0.063)
Return of capital	(0.002)	(0.046)	—	—
Total dividends and distributions	(0.266)	(0.325)	(0.137)	(0.063)
Net asset value, end of period	$ 10.107	$ 9.413	$ 9.866	$ 9.593
Total return[3]	10.21%	(1.27%)	4.27%	(3.44%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$272,881	$125,802	$41,613	$ 10
Ratio of expenses to average net assets	0.76%	0.77%	0.76%	0.75%
Ratio of net investment income to average net assets	2.50%	2.46%	1.81%	1.36%
Portfolio turnover	159%	176%	419%	182% [4]

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund's capital shares.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–26

LVIP Western Asset Core Bond Fund
Notes to Financial Statements
December 31, 2019
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 93 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Western Asset Core Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2019 and for all open tax years (years ended December 31, 2016-December 31, 2018), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2019, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange
LVIP Western Asset Core Bond Fund–27

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $2 billion of the Fund’s average daily net assets; and 0.35% of the Fund’s average daily net assets in excess of $2 billion.   The management fee is calculated daily and paid monthly.
Western Asset Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2019, costs for these administrative and legal services were as follows:
Administrative	$102,039
Legal	20,188
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,931 for the year ended December 31, 2019.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2019, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$761,610
Distribution fees payable to LFD	56,095
Shareholder servicing fees payable to Lincoln Life	49,166
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Western Asset Core Bond Fund–28

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 221,867,396
Purchases of U.S. government securities	2,836,625,893
Sales other than U.S. government securities	207,266,504
Sales of U.S. government securities	2,646,322,345
At December 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,075,397,076
Aggregate unrealized appreciation of investments and derivatives	$ 67,478,131
Aggregate unrealized depreciation of investments and derivatives	(5,053,759)
Net unrealized appreciation of investments and derivatives	$ 62,424,372
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Western Asset Core Bond Fund–29

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 25,815,137	$—	$ 25,815,137
Agency Commercial Mortgage-Backed Securities	—	20,305,526	—	20,305,526
Agency Mortgage-Backed Securities	—	811,157,249	—	811,157,249
Corporate Bonds	—	577,524,340	—	577,524,340
Non-Agency Asset-Backed Securities	—	94,401,122	—	94,401,122
Non-Agency Collateralized Mortgage Obligations	—	84,094,708	—	84,094,708
Non-Agency Commercial Mortgage-Backed Securities	—	75,954,685	—	75,954,685
Regional Bonds	—	3,319,909	—	3,319,909
Sovereign Bonds	—	112,303,410	—	112,303,410
Supranational Bank	—	473,612	—	473,612
U.S. Treasury Obligations	—	180,349,117	—	180,349,117
Options Purchased	212,844	—	—	212,844
Money Market Fund	123,162,018	—	—	123,162,018
Short-Term Investment	—	23,417,482	—	23,417,482
Total Investments	$123,374,862	$2,009,116,297	$—	$2,132,491,159
Derivatives:

Assets:
Futures Contracts	$ 7,427,570	$ —	$—	$ 7,427,570
Swap Contracts	$ —	$6,787,367	$—	$ 6,787,367
Liabilities:
Futures Contracts	$(9,037,612)	$ —	$—	$(9,037,612)
Swap Contracts	$ —	$ (41,199)	$—	$ (41,199)
Options Written	$ 155,070	$ —	$—	$ 155,070
There were no Level 3 investments at the end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses, tax treatment of passive foreign investment companies (“PFIC”), mark-to-market of options contracts, mark-to-market of futures contracts and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	Year Ended
	12/31/19	12/31/18
Ordinary income	$54,309,125	$51,495,826
Return of capital	468,745	8,541,023
Total	$54,777,870	$60,036,849
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(19,314,689)
Other temporary differences	(3,598,608)
Net unrealized appreciation	62,424,372
Distributable earnings/(accumulated loss)	$ 39,511,075
LVIP Western Asset Core Bond Fund–30

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications primarily related to return of capital distributions:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(3,361)	$3,361
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2019, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$15,812,884	$3,501,805	$19,314,689
In 2019, the Fund utilized $4,534,744 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/19	12/31/18
Shares sold:
Standard Class	21,998,093	17,127,694
Service Class	15,847,801	10,496,612
Shares reinvested:
Standard Class	4,767,814	5,986,025
Service Class	669,727	434,607
	43,283,435	34,044,938
Shares redeemed:
Standard Class	(22,304,325)	(40,912,912)
Service Class	(2,882,726)	(1,784,311)
	(25,187,051)	(42,697,223)
Net increase (decrease)	18,096,384	(8,652,285)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2019, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
LVIP Western Asset Core Bond Fund–31

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Options Contracts–During the year ended December 31, 2019, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2019, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and to receive premiums for writing options.
Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2019, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2019, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the footnotes to the Schedule of Investments, at December 31, 2019, the notional value of the protection sold was $230,295,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and
LVIP Western Asset Core Bond Fund–32

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2019, net unrealized appreciation of the protection sold was $1,368,623.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2019, the Fund used CDS contracts to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Assets and Liabilities.
Fair values of derivative instruments as of December 31, 2019 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$ 7,427,570	Variation margin due to broker on futures contracts	$(9,037,612)
Options purchased (Interest rate contracts)	Investments, at value	212,844	Investments, at value	—
Options written (Interest rate contracts)	Options written, at value	—	Options written, at value	155,070
Swap contracts (Credit contracts)**	Variation margin due from broker on centrally cleared swap contracts	1,368,623	Variation margin due from broker on centrally cleared swap contracts	—
Swap contracts (Interest rate contracts)**	Variation margin due from brokers on centrally cleared interest rate swap contracts	5,418,744	Variation margin due from brokers on centrally cleared interest rate swap contracts	(41,199)
Total		$14,427,781		$(8,923,741)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
**	Includes cumulative appreciation (depreciation) of centrally cleared interest rate swap contracts from the date the contracts were opened through December 31, 2019. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP Western Asset Core Bond Fund–33

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 13,155,724	$ (1,185,144)
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	—	142,231
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	5,516,968	670,481
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	2,142,511	15,740,037
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(22,484,073)	(3,758,457)
Total		$ (1,668,870)	$11,609,148
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2019.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$1,374,118,018	$414,855,194
Options contracts (average value)	56,303	466,056
CDS contracts (average notional value)**	—	232,330,000
Interest rate swap contracts (average notional value)***	209,291,923	445,409,077

**Long represents buying protection and short represents selling protection.
***Long represent paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
At December 31, 2019, the Fund had no assets and liabilities subject to offsetting provisions.
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
LVIP Western Asset Core Bond Fund–34

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.
LVIP Western Asset Core Bond Fund–35

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Western Asset Core Bond Fund–36

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Western Asset Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Western Asset Core Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from July 14, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from July 14, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 24, 2020
LVIP Western Asset Core Bond Fund–37

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2019. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Western Asset Core Bond Fund–38

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Western Asset Management Company (“Western”) on behalf of the LVIP Western Asset Core Bond Fund, the Board considered the nature, extent and quality of services provided by Western under the subadvisory agreement. The Board considered the services provided by Western, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Western. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Western Asset Core Bond Fund’s total return compared to the total return of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board concluded that the services provided by Western were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains a breakpoint and considered the contractual fee rates charged to other funds and accounts advised by Western with an investment strategy similar to the Fund. The Board considered that LIAC compensates Western from its fees and that the subadvisory fee schedule was negotiated between LIAC and Western, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information provided by Western regarding Western’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Western as to any additional benefits it receives and noted Western’s statement that it may receive research from trading activity but that it does not maintain arrangements or agreements to receive any research or services in exchange for trading activity allocation.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Western Asset Core Bond Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 93 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	93	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Western Asset Core Bond Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	93	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (securities firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	93	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	93	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	93	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	93	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	93	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	93	None
LVIP Western Asset Core Bond Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 S. Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	93	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Western Asset Core Bond Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Western Asset Core Bond Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Western Asset Core Bond Fund–44

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas A. Leonard is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $3,003,288 for 2019 and $2,927,964 for 2018.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $153,310 for 2019 and $98,850 for 2018. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders and consents for the registration statements relating to Fund mergers.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $476,630 for 2019 and $515,154 for 2018. These tax services were comprised of U.S. and international tax compliance services and tax advisory services related to tax reclaims and investment security analysis.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018. These other services were comprised of advisory services relating to the evaluation of asset servicing providers to the Registrant.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N- 1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,847,432 for 2019 and $1,659,719 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)    Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                  Lincoln Variable Insurance Products Trust

By (Signature and Title)	/s/ Jayson Bronchetti

Jayson Bronchetti, President
(principal executive officer)

Date	February 18th, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jayson Bronchetti

Jayson Bronchetti, President
(principal executive officer)

Date	February 18th, 2020

By (Signature and Title)	/s/ William P. Flory, Jr.

William P. Flory, Jr., Chief Accounting Officer
(principal financial officer)

Date	2/24, 2020